                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130545

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SURF 2006-AB3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                   EXCESS                        EXCESS                          EXCESS
                                   SPREAD    EXCESS     EXCESS   SPREAD    EXCESS      EXCESS    SPREAD    EXCESS      EXCESS
                             12    IN BPS    SPREAD     SPREAD   IN BPS    SPREAD      SPREAD    IN BPS    SPREAD      SPREAD
        1 MONTH  6 MONTH   MONTH    (75%     IN BPS     IN BPS   (100%     IN BPS      IN BPS     (125%    IN BPS      IN BPS
        FORWARD  FORWARD  FORWARD   PPC,   (75% PPC,  (75% PPC,   PPC,   (100% PPC,  (100% PPC,   PPC,   (125% PPC,  (125% PPC,
PERIOD   LIBOR    LIBOR    LIBOR    FWD)    FWD+100)   FWD-100)   FWD)    FWD+100)    FWD-100)    FWD)    FWD+100)    FWD-100)
------  -------  -------  -------  ------  ---------  ---------  ------  ----------  ----------  ------  ----------  ----------
    1     5.366%   5.464%   5.447%     99         99         99      99          99          99      99          99          99
    2     5.404%   5.457%   5.420%    114         15        216     114          15         216     114          15         216
    3     5.428%   5.438%   5.384%    158         59        257     158          59         257     158          59         257
    4     5.404%   5.413%   5.347%    142         40        244     142          40         244     142          40         244
    5     5.413%   5.375%   5.308%    141         39        243     141          39         243     141          39         243
    6     5.403%   5.330%   5.267%    197        104        290     197         104         290     197         104         290
    7     5.321%   5.284%   5.228%    150         48        253     150          48         253     150          48         253
    8     5.303%   5.238%   5.194%    170         71        270     170          71         270     170          71         270
    9     5.263%   5.185%   5.158%    156         54        259     156          54         259     156          54         259
   10     5.187%   5.141%   5.129%    181         83        281     181          83         281     181          83         281
   11     5.157%   5.105%   5.109%    167         65        270     167          65         270     167          65         270
   12     5.114%   5.067%   5.087%    171         69        274     171          69         274     171          69         274
   13     5.051%   5.035%   5.071%    195         96        295     195          96         295     195          96         295
   14     5.016%   5.017%   5.064%    181         79        284     181          79         284     181          79         284
   15     4.986%   5.000%   5.058%    201        102        301     201         102         301     201         102         301
   16     4.973%   4.988%   5.055%    185         84        289     185          84         289     185          84         288
   17     4.939%   4.982%   5.057%    189         87        292     189          87         292     188          87         292
   18     4.924%   4.979%   5.061%    225        129        321     224         129         321     224         128         321
   19     4.943%   4.980%   5.066%    188         87        292     188          87         291     188          87         291
   20     4.917%   4.983%   5.074%    208        109        308     208         109         308     208         110         308
   21     4.914%   4.989%   5.082%    192         91        295     192          90         295     192          91         295
   22     4.943%   4.996%   5.092%    237        141        329     236         139         328     235         139         328
   23     4.924%   5.006%   5.104%    265        166        352     263         163         351     261         161         349
   24     4.927%   5.016%   5.115%    273        174        359     271         171         357     268         169         355
   25     4.964%   5.026%   5.129%    306        210        385     304         208         383     301         205         381
   26     4.950%   5.037%   5.140%    300        202        380     298         199         378     294         196         376
   27     4.958%   5.048%   5.153%    316        221        393     314         219         391     310         215         389
   28     4.995%   5.060%   5.167%    302        209        376     299         205         374     295         201         371
   29     4.986%   5.073%   5.179%    313        226        378     309         222         375     305         217         372
   30     4.992%   5.085%   5.193%    367        291        419     363         287         417     359         282         415
   31     5.023%   5.101%   5.206%    316        233        374     312         228         372     307         222         369
   32     5.017%   5.112%   5.220%    336        258        389     332         254         387     327         247         384
   33     5.029%   5.127%   5.233%    320        239        376     316         234         374     310         227         371
   34     5.066%   5.141%   5.248%    347        276        398     342         270         395     336         262         391
   35     5.063%   5.154%   5.260%    341        276        394     335         268         390     328         259         386
   36     5.075%   5.167%   5.273%    345        282        397     339         274         393     331         263         389
   37     5.099%   5.181%   5.287%    368        312        416     361         303         412     353         293         407
   38     5.098%   5.192%   5.299%    353        296        404     339         279         393     317         254         375
   39     5.115%   5.205%   5.314%    369        315        417     355         299         406     335         275         390
   40     5.143%   5.219%   5.326%    352        296        400     337         279         389     317         255         373
   41     5.143%   5.229%   5.338%    356        301        401     341         284         390     320         258         374
   42     5.151%   5.241%   5.353%    410        366        444     395         348         433     373         322         417
   43     5.172%   5.255%   5.365%    356        303        399     341         284         387     318         257         370
   44     5.173%   5.266%   5.376%    375        325        413     359         305         401     336         278         384
   45     5.188%   5.280%   5.388%    355        302        397     338         282         384     315         254         367
   46     5.211%   5.293%   5.401%    372        325        410     354         304         397     331         275         380
   47     5.213%   5.306%   5.411%    354        307        396     336         285         383     312         255         365
   48     5.226%   5.321%   5.422%    353        307        394     334         284         381     310         253         363
   49     5.245%   5.332%   5.433%    370        329        408     350         305         393     326         274         376
   50     5.248%   5.343%   5.444%    351        307        392     331         282         378     308         252         361
   51     5.265%   5.353%   5.457%    367        326        405     346         301         390     323         271         374
   52     5.290%   5.364%   5.466%    346        303        388     325         276         372     303         247         357
   53     5.294%   5.371%   5.477%    346        303        388     324         276         372     302         247         357
   54     5.299%   5.380%   5.489%    401        368        433     378         340         416     357         311         402
   55     5.310%   5.389%   5.499%    344        301        386     321         272         369     300         245         356

                                   EXCESS                        EXCESS                          EXCESS
                                   SPREAD    EXCESS     EXCESS   SPREAD    EXCESS      EXCESS    SPREAD    EXCESS      EXCESS
                             12    IN BPS    SPREAD     SPREAD   IN BPS    SPREAD      SPREAD    IN BPS    SPREAD      SPREAD
        1 MONTH  6 MONTH   MONTH    (75%     IN BPS     IN BPS   (100%     IN BPS      IN BPS     (125%    IN BPS      IN BPS
        FORWARD  FORWARD  FORWARD   PPC,   (75% PPC,  (75% PPC,   PPC,   (100% PPC,  (100% PPC,   PPC,   (125% PPC,  (125% PPC,
PERIOD   LIBOR    LIBOR    LIBOR    FWD)    FWD+100)   FWD-100)   FWD)    FWD+100)    FWD-100)    FWD)    FWD+100)    FWD-100)
------  -------  -------  -------  ------  ---------  ---------  ------  ----------  ----------  ------  ----------  ----------
   56     5.312%   5.399%   5.509%    361        322        401     338         293         383     318         266         371
   57     5.323%   5.411%   5.521%    341        298        384     317         268         366     298         242         355
   58     5.336%   5.421%   5.529%    359        319        399     334         288         380     316         263         370
   59     5.339%   5.434%   5.539%    341        299        383     316         267         364     299         242         355
   60     5.347%   5.448%   5.550%    340        300        379     313         267         360     297         243         352
   61     5.373%   5.459%   5.560%    356        320        391     329         286         371     314         263         365
   62     5.377%   5.468%   5.570%    336        298        374     309         264         355     295         241         350
   63     5.386%   5.479%   5.581%    353        318        388     327         284         370     313         261         364
   64     5.413%   5.487%   5.590%    332        293        370     306         259         352     ***         ***         ***
   65     5.417%   5.493%   5.601%    332        293        371     306         259         353     ***         ***         ***
   66     5.420%   5.500%   5.610%    369        337        401     344         303         384     ***         ***         ***
   67     5.428%   5.508%   5.618%    330        291        369     305         258         352     ***         ***         ***
   68     5.432%   5.518%   5.627%    348        312        384     323         279         367     ***         ***         ***
   69     5.439%   5.530%   5.637%    327        288        367     303         255         351     ***         ***         ***
   70     5.452%   5.539%   5.646%    345        308        382     321         276         366     ***         ***         ***
   71     5.456%   5.552%   5.655%    326        286        366     303         254         351     ***         ***         ***
   72     5.465%   5.563%   5.664%    325        284        365     302         253         351     ***         ***         ***
   73     5.487%   5.572%   5.673%    341        304        378     319         273         365     ***         ***         ***
   74     5.491%   5.581%   5.682%    321        280        362     300         250         349     ***         ***         ***
   75     5.499%   5.589%   5.690%    339        301        376     318         271         364     ***         ***         ***
   76     5.523%   5.595%   5.698%    317        275        358     297         247         347     ***         ***         ***
   77     5.526%   5.602%   5.706%    316        275        358     297         247         348     ***         ***         ***
   78     5.527%   5.607%   5.714%    374        342        405     355         314         396     ***         ***         ***
   79     5.533%   5.615%   5.721%    314        273        356     297         246         348     ***         ***         ***
   80     5.536%   5.624%   5.731%    333        294        371     316         268         364     ***         ***         ***
   81     5.543%   5.633%   5.738%    312        269        354     296         244         348     ***         ***         ***
   82     5.557%   5.640%   5.746%    329        290        369     ***         ***         ***     ***         ***         ***
   83     5.560%   5.650%   5.755%    310        267        353     ***         ***         ***     ***         ***         ***
   84     5.567%   5.659%   5.763%    309        266        352     ***         ***         ***     ***         ***         ***
   85     5.583%   5.666%   5.771%    327        287        367     ***         ***         ***     ***         ***         ***
   86     5.585%   5.675%   5.780%    307        264        351     ***         ***         ***     ***         ***         ***
   87     5.592%   5.682%   5.788%    326        285        366     ***         ***         ***     ***         ***         ***
   88     5.613%   5.690%   5.796%    305        261        349     ***         ***         ***     ***         ***         ***
   89     5.614%   5.697%   5.805%    305        261        349     ***         ***         ***     ***         ***         ***
   90     5.617%   5.703%   5.813%    363        329        398     ***         ***         ***     ***         ***         ***
   91     5.628%   5.711%   5.820%    304        259        348     ***         ***         ***     ***         ***         ***
   92     5.629%   5.720%   5.829%    323        282        365     ***         ***         ***     ***         ***         ***
   93     5.636%   5.729%   5.836%    303        257        348     ***         ***         ***     ***         ***         ***
   94     5.653%   5.737%   5.844%    321        279        363     ***         ***         ***     ***         ***         ***
   95     5.654%   5.747%   5.852%    302        256        348     ***         ***         ***     ***         ***         ***
   96     5.661%   5.756%   5.859%    301        256        347     ***         ***         ***     ***         ***         ***
   97     5.677%   5.763%   5.868%    320        277        363     ***         ***         ***     ***         ***         ***
   98     5.679%   5.770%   5.875%    300        254        346     ***         ***         ***     ***         ***         ***
   99     5.687%   5.777%   5.883%    319        276        362     ***         ***         ***     ***         ***         ***
  100     5.707%   5.783%   5.891%    298        251        344     ***         ***         ***     ***         ***         ***
  101     5.708%   5.788%   5.898%    298        251        345     ***         ***         ***     ***         ***         ***
  102     5.710%   5.793%   5.906%    358        321        395     ***         ***         ***     ***         ***         ***
  103     5.718%   5.802%   5.915%    298        250        345     ***         ***         ***     ***         ***         ***
  104     5.718%   5.809%   5.922%    318        273        362     ***         ***         ***     ***         ***         ***
  105     5.724%   5.818%   5.929%    297        249        345     ***         ***         ***     ***         ***         ***
  106     5.737%   5.827%   5.937%    316        272        361     ***         ***         ***     ***         ***         ***
  107     5.738%   5.837%   5.943%    297        249        346     ***         ***         ***     ***         ***         ***
  108     5.749%   5.847%   5.950%    297        248        345     ***         ***         ***     ***         ***         ***
  109     5.767%   5.855%   5.950%    315        270        361     ***         ***         ***     ***         ***         ***

CLASS A-1 AFC

                      AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS
           PAYMENT     CAP (%) - FWD,      CAP (%) -      CAP (%) - FWD-       CAP (%) -       CAP (%) - FWD,      CAP (%) -
PERIOD      DATE           75PPC         FWD+100, 75PPC      100, 75PPC      1ML=20%, 75PPC        100PPC       FWD+100, 100PPC
------   ----------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
  1      10/25/2006             6.513             6.513             6.513             6.513             6.513             6.513
  2      11/25/2006             6.631             6.631             6.631            10.995             6.630             6.630
  3      12/25/2006             7.131             7.131             7.131            10.986             7.131             7.131
  4       1/25/2007             6.901             6.901             6.901            10.973             6.901             6.901
  5       2/25/2007             6.901             6.901             6.901            10.959             6.900             6.900
  6       3/25/2007             7.639             7.639             7.639            10.952             7.639             7.639
  7       4/25/2007             6.900             8.050             6.150            21.044             6.899             8.069
  8       5/25/2007             7.129             8.088             6.214            20.927             7.128             8.109
  9       6/25/2007             6.899             7.963             6.118            20.639             6.898             7.992
  10      7/25/2007             7.044             7.950             6.138            20.464             7.040             7.978
  11      8/25/2007             6.898             7.824             6.054            20.076             6.896             7.862
  12      9/25/2007             6.897             7.762             6.040            19.722             6.895             7.804
  13     10/25/2007             6.935             7.771             6.098            19.440             6.921             7.807
  14     11/25/2007             6.819             7.631             6.007            18.987             6.812             7.678
  15     12/25/2007             6.893             7.681             6.105            18.726             6.873             7.720
  16      1/25/2008             6.791             7.557             6.025            18.290             6.779             7.608
  17      2/25/2008             6.769             7.513             6.024            17.968             6.754             7.566
  18      3/25/2008             6.981             7.705             6.257            17.884             6.939             7.735
  19      4/25/2008             6.777             7.482             6.072            17.374             6.761             7.541
  20      5/25/2008             6.878             7.565             6.190            17.216             6.844             7.611
  21      6/25/2008             6.768             7.439             6.095            16.857             6.745             7.501
  22      7/25/2008             7.165             7.852             6.424            17.032             7.118             7.894
  23      8/25/2008             7.503             8.176             6.691            17.069             7.454             8.222
  24      9/25/2008             7.616             8.264             6.818            16.799             7.560             8.309
  25     10/25/2008             7.999             8.630             7.176            16.775             7.921             8.659
  26     11/25/2008             7.926             8.537             7.114            16.316             7.863             8.583
  27     12/25/2008             8.105             8.693             7.310            16.109             8.018             8.717
  28      1/25/2009             7.988             8.599             7.188            15.687             7.920             8.640
  29      2/25/2009             8.086             8.756             7.214            15.578             8.009             8.786
  30      3/25/2009             8.742             9.428             7.810            16.008             8.590             9.382
  31      4/25/2009             8.175             8.855             7.269            15.195             8.093             8.879
  32      5/25/2009             8.392             9.080             7.466            15.222             8.283             9.077
  33      6/25/2009             8.208             8.873             7.314            14.806             8.119             8.890
  34      7/25/2009             8.599             9.302             7.670            15.102             8.477             9.282
  35      8/25/2009             8.487             9.252             7.588            14.832             8.378             9.239
  36      9/25/2009             8.535             9.308             7.655            14.587             8.422             9.285
  37     10/25/2009             8.845             9.649             7.959            14.671             8.704             9.592
  38     11/25/2009             8.649             9.458             7.776            14.512             8.525             9.422
  39     12/25/2009             8.886             9.694             8.006            14.556             8.735             9.628
  40      1/25/2010             8.692             9.509             7.820            14.267             8.557             9.459
  41      2/25/2010             8.730             9.542             7.845            14.310             8.587             9.482
  42      3/25/2010             9.531             10.382            8.571            15.106             9.309            10.234
  43      4/25/2010             8.762             9.576             7.878            14.163             8.607             9.503
  44      5/25/2010             9.032             9.839             8.111            14.360             8.854             9.733
  45      6/25/2010             8.765             9.570             7.895            13.948             8.599             9.484
  46      7/25/2010             9.048             9.876             8.144            14.287             8.863             9.756
  47      8/25/2010             8.786             9.638             7.934            14.039             8.607             9.534
  48      9/25/2010             8.786             9.643             7.943            13.985             8.602             9.533
  49     10/25/2010             9.074             9.932             8.187            14.277             8.874             9.789
  50     11/25/2010             8.788             9.659             7.960            13.923             8.592             9.535
  51     12/25/2010             9.069             9.921             8.196            14.141             8.860             9.765
  52      1/25/2011             8.782             9.651             7.978            13.810             8.575             9.518
  53      2/25/2011             8.787             9.654             7.990            13.758             8.574             9.512
  54      3/25/2011             9.647             10.536            8.751            14.703             9.365            10.298
  55      4/25/2011             8.780             9.642             7.998            13.637             8.555             9.487

         AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS     AVAILABLE FUNDS
          CAP (%) - FWD-      CAP (%) -       CAP (%) - FWD,      CAP (%) -       CAP (%) - FWD-   CAP (%) - 1ML=20%,
PERIOD     100, 100PPC     1ML=20%, 100PPC        125PPC       FWD+100, 125PPC     100, 125PPC           125PPC
------   ---------------   ---------------   ---------------   ---------------   ---------------   ------------------
  1                6.513             6.513             6.513             6.513             6.513                6.513
  2                6.630            11.000             6.630             6.630             6.630               11.000
  3                7.131            11.000             7.131             7.131             7.131               11.000
  4                6.901            11.000             6.900             6.900             6.900               10.999
  5                6.900            11.000             6.900             6.900             6.900               11.000
  6                7.639            11.000             7.638             7.638             7.638               10.999
  7                6.137            21.286             6.898             8.089             6.122               21.543
  8                6.192            21.236             7.127             8.131             6.169               21.568
  9                6.094            21.031             6.896             8.024             6.069               21.455
  10               6.102            20.934             7.035             8.008             6.061               21.451
  11               6.016            20.638             6.894             7.904             5.974               21.264
  12               5.994            20.368             6.893             7.851             5.944               21.096
  13               6.036            20.157             6.906             7.847             5.965               20.976
  14               5.946            19.789             6.803             7.732             5.875               20.714
  15               6.026            19.590             6.850             7.765             5.934               20.596
  16               5.950            19.231             6.766             7.669             5.862               20.338
  17               5.941            18.974             6.736             7.628             5.843               20.168
  18               6.142            18.926             6.888             7.770             6.005               20.173
  19               5.980            18.500             6.741             7.613             5.868               19.861
  20               6.076            18.385             6.803             7.667             5.938               19.812
  21               5.988            18.117             6.717             7.579             5.855               19.678
  22               6.289            18.361             7.058             7.949             6.118               20.043
  23               6.551            18.490             7.391             8.284             6.370               20.327
  24               6.666            18.299             7.488             8.371             6.466               20.284
  25               6.998            18.326             7.818             8.700             6.759               20.427
  26               6.947            17.933             7.777             8.649             6.719               20.162
  27               7.118            17.726             7.898             8.752             6.853               19.984
  28               7.016            17.336             7.826             8.702             6.777               19.665
  29               7.037            17.228             7.904             8.834             6.790               19.580
  30               7.562            17.592             8.378             9.324             7.211               19.866
  31               7.090            16.858             7.982             8.923             6.837               19.262
  32               7.261            16.868             8.133             9.082             6.970               19.267
  33               7.129            16.479             7.997             8.926             6.864               18.933
  34               7.456            16.730             8.310             9.270             7.150               19.141
  35               7.390            16.433             8.232             9.238             7.107               18.825
  36               7.456            16.138             8.270             9.272             7.172               18.474
  37               7.738            16.141             8.512             9.532             7.421               18.375
  38               7.568            16.058             8.359             9.393             7.270               18.425
  39               7.775            16.054             8.531             9.558             7.443               18.365
  40               7.612            15.758             8.377             9.416             7.313               18.081
  41               7.633            15.769             8.397             9.427             7.327               18.065
  42               8.283            16.461             9.002            10.050             7.864               18.619
  43               7.662            15.584             8.401             9.433             7.352               17.857
  44               7.869            15.738             8.615             9.617             7.518               17.965
  45               7.674            15.340             8.379             9.401             7.355               17.607
  46               7.898            15.625             8.615             9.625             7.542               17.832
  47               7.707            15.381             8.371             9.432             7.379               17.616
  48               7.713            15.312             8.359             9.424             7.382               17.543
  49               7.932            15.559             8.609             9.632             7.561               17.743
  50               7.725            15.224             8.335             9.413             7.385               17.454
  51               7.935            15.402             8.585             9.597             7.556               17.591
  52               7.739            15.087             8.305             9.388             7.394               17.321
  53               7.746            15.021             8.295             9.374             7.396               17.255
  54               8.426            15.852             8.984            10.013             7.948               17.932
  55               7.748            14.877             8.263             9.337             7.389               17.114

CLASS A-1 AFC

                      AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS
           PAYMENT     CAP (%) - FWD,      CAP (%) -       CAP (%) - FWD-      CAP (%) -       CAP (%) - FWD,      CAP (%) -
PERIOD      DATE           75PPC         FWD+100, 75PPC      100, 75PPC      1ML=20%, 75PPC        100PPC       FWD+100, 100PPC
------   ----------   ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
  56      5/25/2011             9.066             9.909             8.236            13.886             8.829             9.719
  57      6/25/2011             8.767             9.619             7.999            13.497             8.531             9.452
  58      7/25/2011             9.061             9.895             8.249            13.784             8.811             9.692
  59      8/25/2011             8.773             9.612             8.020            13.416             8.524             9.430
  60      9/25/2011             8.768             9.601             8.023            13.351             8.513             9.412
  61     10/25/2011             9.059             9.679             8.438            10.946             8.789             9.336
  62     11/25/2011             8.762             9.360             8.163            10.590             8.495             9.021
  63     12/25/2011             9.045             9.660             8.429            10.926             8.764             9.303
  64      1/25/2012             8.753             9.347             8.160            10.557             8.475             8.993
  65      2/25/2012             8.756             9.347             8.165            10.540             8.471             8.985
  66      3/25/2012             9.353             9.982             8.724            11.249             9.042             9.587
  67      4/25/2012             8.745             9.331             8.159            10.507             8.448             8.954
  68      5/25/2012             9.029             9.632             8.426            10.840             8.717             9.236
  69      6/25/2012             8.729             9.310             8.148            10.473             8.421             8.920
  70      7/25/2012             9.020             9.618             8.422            10.805             8.695             9.206
  71      8/25/2012             8.731             9.307             8.155            10.440             8.409             8.900
  72      9/25/2012             8.725             9.299             8.151            10.423             8.398             8.884
  73     10/25/2012             9.013             9.603             8.422            10.753             8.668             9.167
  74     11/25/2012             8.716             9.284             8.147            10.389             8.376             8.855
  75     12/25/2012             8.997             9.582             8.411            10.718             8.640             9.131
  76      1/25/2013             8.705             9.268             8.141            10.355             8.353             8.824
  77      2/25/2013             8.704             9.265             8.143            10.338             8.346             8.813
  78      3/25/2013             9.629            10.247             9.010            11.427             9.226             9.739
  79      4/25/2013             8.691             9.247             8.135            10.304             8.321             8.780
  80      5/25/2013             8.972             9.545             8.400            10.630             8.584             9.055
  81      6/25/2013             8.673             9.225             8.122            10.270             8.293             8.744
  82      7/25/2013             8.960             9.527             8.393            10.595
  83      8/25/2013             8.670             9.216             8.124            10.236
  84      9/25/2013             8.663             9.207             8.119            10.219
  85     10/25/2013             8.946             9.506             8.387            10.542
  86     11/25/2013             8.650             9.189             8.112            10.184
  87     12/25/2013             8.929             9.483             8.375            10.506
  88      1/25/2014             8.637             9.171             8.104            10.150
  89      2/25/2014             8.635             9.167             8.104            10.133
  90      3/25/2014             9.552            10.137             8.967            11.200
  91      4/25/2014             8.621             9.147             8.095            10.099
  92      5/25/2014             8.900             9.441             8.359            10.417
  93      6/25/2014             8.603             9.124             8.082            10.064
  94      7/25/2014             8.887             9.423             8.351            10.382
  95      8/25/2014             8.599             9.115             8.083            10.030
  96      9/25/2014             8.591             9.105             8.078            10.013
  97     10/25/2014             8.872             9.400             8.344            10.329
  98     11/25/2014             8.577             9.086             8.069             9.978
  99     12/25/2014             8.853             9.376             8.330            10.293
 100      1/25/2015             8.563             9.067             8.060             9.944
 101      2/25/2015             8.559             9.061             8.059             9.927
 102      3/25/2015             9.467            10.019             8.915            10.971
 103      4/25/2015             8.543             9.040             8.048             9.892
 104      5/25/2015             8.819             9.330             8.309            10.204
 105      6/25/2015             8.524             9.016             8.034             9.858
 106      7/25/2015             8.805             9.310             8.300            10.169
 107      8/25/2015             8.518             9.005             8.032             9.824
 108      9/25/2015             8.510             8.994             8.027             9.807
 109     10/25/2015             8.787             9.285             8.291            10.116

         AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS   AVAILABLE FUNDS     AVAILABLE FUNDS
          CAP (%) - FWD-      CAP (%) -       CAP (%) - FWD,      CAP (%) -       CAP (%) - FWD-   CAP (%) - 1ML=20%,
PERIOD     100, 100PPC     1ML=20%, 100PPC        125PPC       FWD+100, 125PPC     100, 125PPC           125PPC
------   ---------------   ---------------   ---------------   ---------------   ---------------   ------------------
  56               7.958             15.082            8.520             9.517             7.554              17.273
  57               7.742             14.716            8.227             9.290             7.374              16.961
  58               7.964             14.948            8.488             9.478             7.553              17.129
  59               7.755             14.595            8.204             9.254             7.378              16.819
  60               7.754             14.514            8.187             9.230             7.373              16.732
  61               8.242             10.452            8.445             8.897             7.992               9.820
  62               7.970             10.101            8.155             8.588             7.723               9.476
  63               8.225             10.410            8.407             8.848             7.965               9.754
  64               7.957             10.048
  65               7.957             10.022
  66               8.497             10.685
  67               7.942              9.970
  68               8.198             10.275
  69               7.923              9.917
  70               8.184             10.220
  71               7.919              9.864
  72               7.911              9.838
  73               8.169             10.138
  74               7.897              9.785
  75               8.149             10.084
  76               7.882              9.732
  77               7.879              9.706
  78               8.713             10.717
  79               7.861              9.653
  80               8.114              9.948
  81               7.841              9.601
  82
  83
  84
  85
  86
  87
  88
  89
  90
  91
  92
  93
  94
  95
  96
  97
  98
  99
 100
 101
 102
 103
 104
 105
 106
 107
 108
 109

CLASS A-2 AFC

                    AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
          PAYMENT       CAP (%) -       CAP (%) -         CAP (%) -       CAP (%) -        CAP (%) -        CAP (%) -
PERIOD     DATE        FWD, 75PPC     FWD+100, 75PPC   FWD-100, 75PPC   1ML=20%, 75PPC    FWD, 100PPC    FWD+100, 100PPC
------  ----------  ---------------  ---------------  ---------------  ---------------  ---------------  ----------------
   1    10/25/2006            6.421            6.421            6.421            6.421            6.421             6.421
   2    11/25/2006            6.526            6.565            6.526            9.496            6.525             6.565
   3    12/25/2006            7.013            7.013            7.013            9.491            7.013             7.013
   4    1/25/2007             6.787            6.787            6.787            9.482            6.787             6.787
   5    2/25/2007             6.787            6.787            6.787            9.473            6.787             6.787
   6    3/25/2007             7.514            7.514            7.514            9.471            7.514             7.514
   7    4/25/2007             6.787            7.937            6.037           20.931            6.786             7.956
   8    5/25/2007             7.013            7.972            6.097           20.810            7.012             7.993
   9    6/25/2007             6.786            7.851            6.005           20.527            6.786             7.881
  10    7/25/2007             6.928            7.834            6.022           20.348            6.924             7.862
  11    8/25/2007             6.785            7.712            5.942           19.964            6.785             7.751
  12    9/25/2007             6.785            7.650            5.927           19.610            6.784             7.693
  13    10/25/2007            6.819            7.655            5.982           19.324            6.806             7.691
  14    11/25/2007            6.707            7.519            5.895           18.875            6.700             7.566
  15    12/25/2007            6.777            7.565            5.989           18.610            6.758             7.605
  16    1/25/2008             6.677            7.443            5.912           18.176            6.666             7.495
  17    2/25/2008             6.655            7.398            5.911           17.853            6.640             7.451
  18    3/25/2008             6.859            7.582            6.136           17.761            6.817             7.612
  19    4/25/2008             6.663            7.367            5.959           17.259            6.647             7.426
  20    5/25/2008             6.756            7.442            6.071           17.091            6.724             7.489
  21    6/25/2008             6.656            7.327            5.985           16.745            6.635             7.390
  22    7/25/2008             7.157            7.818            6.438           16.981            7.107             7.860
  23    8/25/2008             7.351            7.996            6.597           16.872            7.304             8.046
  24    9/25/2008             7.404            8.030            6.665           16.547            7.351             8.080
  25    10/25/2008            7.757            8.362            7.010           16.484            7.684             8.396
  26    11/25/2008            7.681            8.261            6.951           16.014            7.624             8.314
  27    12/25/2008            7.854            8.410            7.144           15.799            7.773             8.441
  28    1/25/2009             7.800            8.377            7.033           15.437            7.736             8.425
  29    2/25/2009             7.877            8.486            7.056           15.277            7.805             8.525
  30    3/25/2009             8.486            9.095            7.635           15.646            8.342             9.062
  31    4/25/2009             7.947            8.549            7.110           14.864            7.874             8.586
  32    5/25/2009             8.160            8.762            7.304           14.876            8.059             8.773
  33    6/25/2009             8.005            8.588            7.175           14.496            7.923             8.618
  34    7/25/2009             8.298            8.967            7.457           14.701            8.190             8.966
  35    8/25/2009             8.202            8.915            7.391           14.403            8.108             8.921
  36    9/25/2009             8.253            8.953            7.461           14.139            8.156             8.952
  37    10/25/2009            8.540            9.272            7.750           14.183            8.417             9.240
  38    11/25/2009            8.348            9.090            7.569           14.022            8.243             9.079
  39    12/25/2009            8.582            9.325            7.794           14.061            8.451             9.285
  40    1/25/2010             8.381            9.115            7.617           13.796            8.266             9.094
  41    2/25/2010             8.425            9.153            7.638           13.797            8.303             9.124
  42    3/25/2010             9.191            9.948            8.339           14.511            8.995             9.835
  43    4/25/2010             8.455            9.179            7.669           13.617            8.323             9.139
  44    5/25/2010             8.714            9.428            7.894           13.792            8.561             9.357
  45    6/25/2010             8.459            9.181            7.685           13.411            8.318             9.130
  46    7/25/2010             8.731            9.453            7.926           13.705            8.573             9.373
  47    8/25/2010             8.478            9.236            7.721           13.444            8.326             9.171
  48    9/25/2010             8.477            9.242            7.728           13.374            8.320             9.171
  49    10/25/2010            8.755            9.516            7.964           13.633            8.584             9.416
  50    11/25/2010            8.479            9.257            7.744           13.291            8.312             9.176
  51    12/25/2010            8.752            9.510            7.975           13.499            8.573             9.399
  52    1/25/2011             8.477            9.254            7.765           13.151            8.301             9.165
  53    2/25/2011             8.481            9.257            7.775           13.106            8.299             9.161
  54    3/25/2011             9.310           10.100            8.513           13.989            9.063             9.913
  55    4/25/2011             8.476            9.249            7.783           12.989            8.283             9.142

         AVAILABLE FUNDS    AVAILABLE FUNDS    AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
            CAP (%) -      CAP (%) - 1ML=20%,     CAP (%) -        CAP (%) -         CAP (%) -       CAP (%) -
PERIOD   FWD-100, 100PPC        100PPC           FWD, 100PPC    FWD+100, 100PPC  FWD-100, 100PPC  1ML=20%, 100PPC
------  ----------------  -------------------  ---------------  ---------------  ---------------  ---------------
   1               6.421                6.421            6.421            6.421            6.421            6.421
   2               6.525                9.500            6.525            6.564            6.525            9.500
   3               7.013                9.500            7.013            7.013            7.013            9.500
   4               6.787                9.500            6.787            6.787            6.787            9.500
   5               6.787                9.500            6.787            6.787            6.787            9.500
   6               7.514                9.500            7.514            7.514            7.514            9.500
   7               6.024               21.174            6.786            7.977            6.010           21.431
   8               6.076               21.120            7.012            8.016            6.054           21.453
   9               5.982               20.919            6.786            7.913            5.958           21.344
  10               5.986               20.819            6.920            7.894            5.947           21.337
  11               5.905               20.526            6.784            7.794            5.864           21.153
  12               5.883               20.256            6.782            7.741            5.833           20.985
  13               5.921               20.042            6.791            7.733            5.850           20.861
  14               5.834               19.678            6.692            7.621            5.764           20.603
  15               5.911               19.474            6.735            7.651            5.819           20.481
  16               5.838               19.118            6.653            7.556            5.750           20.226
  17               5.829               18.860            6.623            7.515            5.731           20.054
  18               6.022               18.803            6.767            7.648            5.886           20.052
  19               5.867               18.385            6.627            7.499            5.756           19.747
  20               5.959               18.262            6.684            7.546            5.821           19.690
  21               5.878               18.007            6.609            7.469            5.747           19.569
  22               6.299               18.310            7.045            7.914            6.124           19.992
  23               6.456               18.297            7.244            8.111            6.275           20.138
  24               6.514               18.052            7.282            8.147            6.314           20.045
  25               6.833               18.042            7.586            8.444            6.595           20.151
  26               6.787               17.639            7.545            8.389            6.562           19.879
  27               6.955               17.425            7.661            8.487            6.693           19.696
  28               6.864               17.094            7.648            8.496            6.627           19.434
  29               6.882               16.939            7.708            8.586            6.638           19.306
  30               7.390               17.244            8.141            9.020            7.043           19.537
  31               6.935               16.540            7.773            8.646            6.686           18.962
  32               7.102               16.538            7.920            8.796            6.815           18.957
  33               6.992               16.183            7.812            8.670            6.730           18.656
  34               7.250               16.350            8.041            8.975            6.953           18.790
  35               7.201               16.030            7.981            8.945            6.927           18.455
  36               7.270               15.719            8.023            8.966            6.996           18.091
  37               7.538               15.686            8.248            9.210            7.233           17.961
  38               7.371               15.603            8.099            9.081            7.085           18.013
  39               7.574               15.595            8.270            9.247            7.254           17.951
  40               7.419               15.324            8.111            9.087            7.132           17.692
  41               7.437               15.299            8.139            9.106            7.144           17.647
  42               8.065               15.917            8.717            9.694            7.660           18.137
  43               7.465               15.086            8.145            9.110            7.168           17.420
  44               7.665               15.222            8.351            9.284            7.329           17.513
  45               7.477               14.854            8.128            9.089            7.173           17.183
  46               7.694               15.101            8.356            9.289            7.353           17.379
  47               7.508               14.848            8.121            9.115            7.195           17.158
  48               7.513               14.767            8.109            9.109            7.197           17.077
  49               7.725               14.987            8.352            9.310            7.371           17.255
  50               7.524               14.663            8.088            9.103            7.201           16.978
  51               7.730               14.835            8.333            9.282            7.367           17.112
  52               7.541               14.506            8.063            9.086            7.213           16.833
  53               7.548               14.450            8.054            9.074            7.214           16.778
  54               8.207               15.229            8.719            9.686            7.747           17.415
  55               7.550               14.314            8.026            9.044            7.208           16.648

CLASS A-2 AFC

                    AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
          PAYMENT       CAP (%) -       CAP (%) -         CAP (%) -       CAP (%) -        CAP (%) -        CAP (%) -
PERIOD     DATE        FWD, 75PPC     FWD+100, 75PPC   FWD-100, 75PPC   1ML=20%, 75PPC    FWD, 100PPC    FWD+100, 100PPC
------  ----------  ---------------  ---------------  ---------------  ---------------  ---------------  ----------------
  56    5/25/2011             8.753            9.505            8.014           13.222            8.550             9.365
  57    6/25/2011             8.465            9.230            7.785           12.867            8.263             9.112
  58    7/25/2011             8.760            9.504            8.038           13.106            8.544             9.352
  59    8/25/2011             8.501            9.277            7.811           12.886            8.284             9.141
  60    9/25/2011             8.484            9.318            7.739           13.144            8.264             9.171
  61    10/25/2011            8.771            9.413            8.130           10.836            8.537             9.112
  62    11/25/2011            8.487            9.116            7.858           10.535            8.255             8.817
  63    12/25/2011            8.763            9.410            8.115           10.871            8.518             9.095
  64    1/25/2012             8.486            9.112            7.859           10.510            8.243             8.798
  65    2/25/2012             8.494            9.118            7.867           10.511            8.244             8.796
  66    3/25/2012             9.081            9.745            8.411           11.224            8.807             9.393
  67    4/25/2012             8.495            9.115            7.869           10.490            8.233             8.778
  68    5/25/2012             8.774            9.412            8.128           10.827            8.497             9.057
  69    6/25/2012             8.484            9.099            7.861           10.462            8.211             8.749
  70    7/25/2012             8.768            9.403            8.126           10.799            8.479             9.032
  71    8/25/2012             8.491            9.105            7.869           10.446            8.204             8.738
  72    9/25/2012             8.490            9.104            7.870           10.433            8.197             8.729
  73    10/25/2012            8.773            9.406            8.133           10.769            8.464             9.010
  74    11/25/2012            8.485            9.097            7.868           10.408            8.181             8.706
  75    12/25/2012            8.760            9.390            8.125           10.739            8.440             8.979
  76    1/25/2013             8.478            9.085            7.866           10.380            8.162             8.680
  77    2/25/2013             8.478            9.086            7.869           10.369            8.155             8.672
  78    3/25/2013             9.382           10.054            8.710           11.466            9.018             9.588
  79    4/25/2013             8.470            9.075            7.865           10.343            8.135             8.647
  80    5/25/2013             8.746            9.370            8.123           10.673            8.394             8.919
  81    6/25/2013             8.456            9.057            7.856           10.312            8.110             8.614
  82    7/25/2013             8.736            9.355            8.118           10.641
  83    8/25/2013             8.454            9.051            7.859           10.286
  84    9/25/2013             8.450            9.044            7.857           10.273
  85    10/25/2013            8.728            9.340            8.118           10.601
  86    11/25/2013            8.441            9.030            7.853           10.244
  87    12/25/2013            8.713            9.320            8.108           10.569
  88    1/25/2014             8.431            9.015            7.848           10.211
  89    2/25/2014             8.430            9.012            7.849           10.195
  90    3/25/2014             9.327            9.969            8.687           11.269
  91    4/25/2014             8.420            8.997            7.845           10.162
  92    5/25/2014             8.694            9.287            8.102           10.484
  93    6/25/2014             8.405            8.977            7.834           10.129
  94    7/25/2014             8.683            9.271            8.096           10.450
  95    8/25/2014             8.402            8.969            7.836           10.096
  96    9/25/2014             8.398            8.962            7.834           10.080
  97    10/25/2014            8.673            9.254            8.094           10.399
  98    11/25/2014            8.387            8.946            7.828           10.047
  99    12/25/2014            8.657            9.233            8.083           10.364
 100    1/25/2015             8.375            8.930            7.822           10.013
 101    2/25/2015             8.372            8.925            7.822            9.997
 102    3/25/2015             9.263            9.871            8.656           11.049
 103    4/25/2015             8.360            8.908            7.815            9.964
 104    5/25/2015             8.631            9.194            8.070           10.278
 105    6/25/2015             8.344            8.886            7.803            9.930
 106    7/25/2015             8.619            9.177            8.063           10.244
 107    8/25/2015             8.339            8.876            7.803            9.897
 108    9/25/2015             8.334            8.869            7.801            9.880
 109    10/25/2015            8.607            9.157            8.059           10.192

         AVAILABLE FUNDS    AVAILABLE FUNDS    AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
            CAP (%) -      CAP (%) - 1ML=20%,     CAP (%) -        CAP (%) -         CAP (%) -       CAP (%) -
PERIOD   FWD-100, 100PPC        100PPC           FWD, 100PPC    FWD+100, 100PPC  FWD-100, 100PPC  1ML=20%, 100PPC
------  ----------------  -------------------  ---------------  ---------------  ---------------  ---------------
  56               7.754               14.507            8.278            9.219            7.368           16.800
  57               7.546               14.172            7.994            9.004            7.196           16.515
  58               7.771               14.365            8.257            9.193            7.376           16.653
  59               7.564               14.146            7.996            9.013            7.203           16.459
  60               7.497               14.359            7.971            9.030            7.142           16.624
  61               7.963               10.387            8.227            8.713            7.742            9.790
  62               7.693               10.085            7.948            8.421            7.476            9.489
  63               7.942               10.396            8.195            8.678            7.713            9.768
  64               7.686               10.040
  65               7.689               10.030
  66               8.216               10.699
  67               7.682                9.988
  68               7.931               10.298
  69               7.667                9.941
  70               7.920               10.250
  71               7.665                9.903
  72               7.661                9.881
  73               7.913               10.187
  74               7.651                9.835
  75               7.896               10.136
  76               7.639                9.787
  77               7.637                9.765
  78               8.449               10.786
  79               7.625                9.719
  80               7.871               10.017
  81               7.608                9.668
  82
  83
  84
  85
  86
  87
  88
  89
  90
  91
  92
  93
  94
  95
  96
  97
  98
  99
 100
 101
 102
 103
 104
 105
 106
 107
 108
 109

FLOATING RATE SUBORDINATE CERTIFICATES

                    AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
          PAYMENT    CAP(%) - FWD,      CAP (%) -      CAP (%) - FWD,     CAP (%) -      CAP (%) - FWD,     CAP (%) -
PERIOD     DATE          75PPC       FWD+100, 75PPC        75PPC       FWD+100, 75PPC       100PPC       FWD+100, 100PPC
------  ----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  1     10/25/2006            6.470            6.470            6.470            6.470            6.470            6.470
  2     11/25/2006            6.582            6.954            6.582            9.500            6.582            6.954
  3     12/25/2006            7.076            7.076            7.076            9.500            7.076            7.076
  4      1/25/2007            6.848            6.954            6.848            9.500            6.848            6.954
  5      2/25/2007            6.848            6.963            6.848            9.500            6.848            6.962
  6      3/25/2007            7.581            7.581            7.581            9.500            7.581            7.581
  7      4/25/2007            6.847            7.998            6.098           20.992            6.847            8.017
  8      5/25/2007            7.075            8.034            6.160           20.873            7.075            8.055
  9      6/25/2007            6.847            7.911            6.065           20.587            6.846            7.941
  10     7/25/2007            6.990            7.896            6.084           20.410            6.986            7.924
  11     8/25/2007            6.846            7.772            6.002           20.024            6.844            7.810
  12     9/25/2007            6.845            7.710            5.988           19.670            6.844            7.752
  13    10/25/2007            6.881            7.717            6.044           19.386            6.868            7.753
  14    11/25/2007            6.767            7.579            5.955           18.935            6.760            7.626
  15    12/25/2007            6.839            7.628            6.051           18.672            6.820            7.667
  16     1/25/2008            6.738            7.504            5.973           18.237            6.727            7.556
  17     2/25/2008            6.716            7.460            5.972           17.915            6.701            7.513
  18     3/25/2008            6.925            7.648            6.201           17.827            6.882            7.678
  19     4/25/2008            6.724            7.429            6.020           17.321            6.708            7.488
  20     5/25/2008            6.822            7.508            6.135           17.158            6.788            7.554
  21     6/25/2008            6.716            7.387            6.044           16.805            6.694            7.450
  22     7/25/2008            7.161            7.836            6.431           17.008            7.113            7.879
  23     8/25/2008            7.433            8.093            6.648           16.977            7.384            8.141
  24     9/25/2008            7.518            8.156            6.747           16.682            7.463            8.203
  25    10/25/2008            7.887            8.506            7.099           16.640            7.811            8.537
  26    11/25/2008            7.813            8.409            7.038           16.176            7.752            8.459
  27    12/25/2008            7.989            8.562            7.233           15.965            7.904            8.589
  28     1/25/2009            7.901            8.496            7.116           15.571            7.834            8.540
  29     2/25/2009            7.989            8.631            7.141           15.438            7.915            8.665
  30     3/25/2009            8.623            9.274            7.729           15.840            8.475            9.234
  31     4/25/2009            8.070            8.713            7.195           15.042            7.991            8.744
  32     5/25/2009            8.284            8.933            7.391           15.062            8.179            8.936
  33     6/25/2009            8.114            8.741            7.250           14.662            8.028            8.764
  34     7/25/2009            8.459            9.147            7.572           14.916            8.344            9.136
  35     8/25/2009            8.355            9.096            7.497           14.633            8.253            9.092
  36     9/25/2009            8.405            9.143            7.565           14.380            8.298            9.130
  37    10/25/2009            8.704            9.474            7.862           14.445            8.571            9.429
  38    11/25/2009            8.510            9.287            7.680           14.285            8.394            9.263
  39    12/25/2009            8.745            9.523            7.908           14.327            8.603            9.469
  40     1/25/2010            8.548            9.327            7.726           14.049            8.422            9.290
  41     2/25/2010            8.589            9.362            7.749           14.072            8.456            9.316
  42     3/25/2010            9.374           10.181            8.463           14.831            9.164           10.049
  43     4/25/2010            8.620            9.392            7.781           13.910            8.476            9.335
  44     5/25/2010            8.884            9.648            8.010           14.097            8.718            9.559
  45     6/25/2010            8.623            9.390            7.798           13.700            8.469            9.320
  46     7/25/2010            8.902            9.680            8.043           14.018            8.728            9.579
  47     8/25/2010            8.643            9.452            7.836           13.764            8.477            9.366
  48     9/25/2010            8.643            9.457            7.843           13.702            8.472            9.366
  49    10/25/2010            8.926            9.740            8.084           13.979            8.740            9.616
  50    11/25/2010            8.645            9.473            7.860           13.630            8.463            9.369
  51    12/25/2010            8.922            9.731            8.094           13.844            8.727            9.596
  52     1/25/2011            8.641            9.468            7.879           13.505            8.448            9.355
  53     2/25/2011            8.646            9.470            7.891           13.456            8.447            9.350
  54     3/25/2011            9.491           10.335            8.641           14.373            9.226           10.120
  55     4/25/2011            8.639            9.460            7.899           13.337            8.429            9.328

        AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
         CAP (%) - FWD,     CAP (%) -      CAP (%) - FWD,     CAP (%) -      CAP (%) - FWD,     CAP (%) -
PERIOD      100PPC       FWD+100, 100PPC      100PPC       FWD+100, 100PPC      100PPC       FWD+100, 100PPC
------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  1               6.470            6.470            6.470            6.470            6.470            6.470
  2               9.500            9.500            6.581            6.954            9.499            9.499
  3               9.500            9.500            7.076            7.076            9.500            9.500
  4               9.500            9.500            6.848            6.953            9.500            9.500
  5               9.500            9.500            6.847            6.962            9.499            9.499
  6               9.500            9.500            7.580            7.580            9.499            9.499
  7              21.234           21.234            6.846            8.037           21.492           21.492
  8              21.182           21.182            7.074            8.078           21.514           21.514
  9              20.979           20.979            6.845            7.973           21.404           21.404
  10             20.881           20.881            6.982            7.955           21.398           21.398
  11             20.586           20.586            6.843            7.853           21.212           21.212
  12             20.316           20.316            6.842            7.800           21.044           21.044
  13             20.104           20.104            6.853            7.794           20.923           20.923
  14             19.738           19.738            6.752            7.680           20.663           20.663
  15             19.536           19.536            6.797            7.712           20.543           20.543
  16             19.179           19.179            6.713            7.617           20.286           20.286
  17             18.921           18.921            6.684            7.576           20.115           20.115
  18             18.869           18.869            6.832            7.713           20.117           20.117
  19             18.447           18.447            6.688            7.560           19.808           19.808
  20             18.328           18.328            6.748            7.611           19.755           19.755
  21             18.066           18.066            6.667            7.528           19.628           19.628
  22             18.338           18.338            7.052            7.933           20.019           20.019
  23             18.400           18.400            7.323            8.204           20.240           20.240
  24             18.185           18.185            7.393            8.267           20.173           20.173
  25             18.194           18.194            7.710            8.581           20.299           20.299
  26             17.797           17.797            7.670            8.528           20.031           20.031
  27             17.586           17.586            7.788            8.629           19.851           19.851
  28             17.224           17.224            7.744            8.607           19.558           19.558
  29             17.094           17.094            7.813            8.719           19.453           19.453
  30             17.430           17.430            8.268            9.183           19.713           19.713
  31             16.711           16.711            7.885            8.795           19.123           19.123
  32             16.715           16.715            8.034            8.950           19.123           19.123
  33             16.342           16.342            7.911            8.807           18.805           18.805
  34             16.554           16.554            8.185            9.133           18.978           18.978
  35             16.246           16.246            8.116            9.102           18.654           18.654
  36             15.944           15.944            8.155            9.130           18.296           18.296
  37             15.930           15.930            8.390            9.383           18.183           18.183
  38             15.848           15.848            8.239            9.249           18.234           18.234
  39             15.841           15.841            8.410            9.414           18.173           18.173
  40             15.557           15.557            8.254            9.263           17.901           17.901
  41             15.552           15.552            8.277            9.278           17.871           17.871
  42             16.209           16.209            8.870            9.885           18.395           18.395
  43             15.354           15.354            8.282            9.283           17.654           17.654
  44             15.499           15.499            8.493            9.463           17.756           17.756
  45             15.115           15.115            8.262            9.256           17.410           17.410
  46             15.383           15.383            8.495            9.469           17.622           17.622
  47             15.135           15.135            8.255            9.284           17.403           17.403
  48             15.060           15.060            8.243            9.278           17.327           17.327
  49             15.295           15.295            8.490            9.482           17.516           17.516
  50             14.964           14.964            8.220            9.269           17.233           17.233
  51             15.140           15.140            8.468            9.451           17.368           17.368
  52             14.819           14.819            8.192            9.247           17.094           17.094
  53             14.757           14.757            8.183            9.235           17.033           17.033
  54             15.564           15.564            8.860            9.861           17.691           17.691
  55             14.616           14.616            8.153            9.201           16.897           16.897

FLOATING RATE SUBORDINATE CERTIFICATES

                    AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
          PAYMENT    CAP(%) - FWD,      CAP (%) -      CAP (%) - FWD,      CAP (%) -     CAP (%) - FWD,      CAP (%) -
PERIOD     DATE          75PPC       FWD+100, 75PPC        75PPC       FWD+100, 75PPC       100PPC       FWD+100, 100PPC
------  ----------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  56     5/25/2011            8.921            9.722            8.134           13.579            8.700            9.556
  57     6/25/2011            8.627            9.439            7.900           13.206            8.407            9.295
  58     7/25/2011            8.922            9.714            8.151           13.471            8.688            9.535
  59     8/25/2011            8.647            9.457            7.923           13.171            8.413            9.296
  60     9/25/2011            8.637            9.470            7.891           13.255            8.398            9.300
  61    10/25/2011            8.926            9.556            8.295           10.895            8.673            9.233
  62    11/25/2011            8.635            9.247            8.022           10.565            8.384            8.926
  63    12/25/2011            8.914            9.545            8.284           10.900            8.650            9.207
  64     1/25/2012            8.630            9.238            8.021           10.535            8.368            8.903
  65     2/25/2012            8.635            9.241            8.027           10.527            8.366            8.897
  66     3/25/2012            9.227            9.873            8.579           11.237            8.933            9.498
  67     4/25/2012            8.630            9.231            8.025           10.499            8.349            8.873
  68     5/25/2012            8.912            9.531            8.289           10.834            8.615            9.153
  69     6/25/2012            8.616            9.213            8.016           10.468            8.324            8.841
  70     7/25/2012            8.904            9.519            8.285           10.803            8.595            9.126
  71     8/25/2012            8.620            9.214            8.023           10.443            8.314            8.825
  72     9/25/2012            8.617            9.209            8.021           10.428            8.305            8.812
  73    10/25/2012            8.902            9.512            8.289           10.760            8.573            9.094
  74    11/25/2012            8.609            9.198            8.018           10.398            8.286            8.786
  75    12/25/2012            8.888            9.493            8.279           10.728            8.548            9.061
  76     1/25/2013            8.600            9.184            8.014           10.367            8.264            8.758
  77     2/25/2013            8.600            9.183            8.016           10.352            8.258            8.748
  78     3/25/2013            9.515           10.158            8.872           11.445            9.130            9.669
  79     4/25/2013            8.589            9.168            8.010           10.322            8.235            8.718
  80     5/25/2013            8.868            9.464            8.272           10.650            8.496            8.992
  81     6/25/2013            8.573            9.147            7.999           10.289            8.208            8.684
  82     7/25/2013            8.857            9.448            8.267           10.616
  83     8/25/2013            8.571            9.140            8.002           10.259
  84     9/25/2013            8.565            9.132            7.999           10.244
  85    10/25/2013            8.846            9.429            8.263           10.569
  86    11/25/2013            8.554            9.116            7.992           10.212
  87    12/25/2013            8.829            9.408            8.252           10.535
  88     1/25/2014            8.542            9.099            7.986           10.178
  89     2/25/2014            8.540            9.095            7.987           10.162
  90     3/25/2014            9.448           10.060            8.838           11.232
  91     4/25/2014            8.528            9.078            7.980           10.128
  92     5/25/2014            8.805            9.370            8.240           10.448
  93     6/25/2014            8.512            9.056            7.968           10.094
  94     7/25/2014            8.793            9.353            8.234           10.413
  95     8/25/2014            8.508            9.048            7.969           10.060
  96     9/25/2014            8.502            9.039            7.966           10.044
  97    10/25/2014            8.780            9.333            8.229           10.361
  98    11/25/2014            8.490            9.022            7.958           10.010
  99    12/25/2014            8.763            9.310            8.216           10.326
 100     1/25/2015            8.476            9.004            7.950            9.976
 101     2/25/2015            8.473            8.998            7.949            9.959
 102     3/25/2015            9.373            9.951            8.796           11.007
 103     4/25/2015            8.459            8.979            7.940            9.925
 104     5/25/2015            8.732            9.267            8.199           10.239
 105     6/25/2015            8.441            8.956            7.928            9.891
 106     7/25/2015            8.719            9.248            8.191           10.204
 107     8/25/2015            8.435            8.945            7.927            9.858
 108     9/25/2015            8.429            8.936            7.923            9.841
 109    10/25/2015            8.704            9.226            8.184           10.151

        AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS  AVAILABLE FUNDS
         CAP (%) - FWD,      CAP (%) -     CAP (%) - FWD,      CAP (%) -     CAP (%) - FWD,      CAP (%) -
PERIOD      100PPC       FWD+100, 100PPC      100PPC       FWD+100, 100PPC      100PPC       FWD+100, 100PPC
------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
  56             14.817           14.817            8.407            9.378           17.053           17.053
  57             14.465           14.465            8.118            9.157           16.753           16.753
  58             14.679           14.679            8.380            9.345           16.907           16.907
  59             14.388           14.388            8.107            9.141           16.651           16.651
  60             14.442           14.442            8.086            9.136           16.682           16.682
  61             10.422           10.422            8.343            8.811            9.806            9.806
  62             10.094           10.094            8.058            8.510            9.482            9.482
  63             10.404           10.404            8.307            8.768            9.761            9.761
  64             10.044           10.044
  65             10.026           10.026
  66             10.691           10.691
  67              9.978            9.978
  68             10.285           10.285
  69              9.928            9.928
  70             10.234           10.234
  71              9.882            9.882
  72              9.857            9.857
  73             10.161           10.161
  74              9.808            9.808
  75             10.108           10.108
  76              9.758            9.758
  77              9.733            9.733
  78             10.749           10.749
  79              9.684            9.684
  80              9.980            9.980
  81              9.632            9.632
  82
  83
  84
  85
  86
  87
  88
  89
  90
  91
  92
  93
  94
  95
  96
  97
  98
  99
 100
 101
 102
 103
 104
 105
 106
 107
 108
 109

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                    TRUSTEE

                               AUGUST [29], 2006

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                              AAA - LCF stress runs

Assumptions:
75% PPC FRM
150% PPC ARM
1ML = 20%
6ML = 20%
TO CALL

Period
 Total      Date     Class A-2C Available Funds Cap
------   ---------   ------------------------------
    0
    1    25-Oct-06                             6.42
    2    25-Nov-06                             9.50
    3    25-Dec-06                             9.50
    4    25-Jan-07                             9.50
    5    25-Feb-07                             9.50
    6    25-Mar-07                             9.50
    7    25-Apr-07                            21.55
    8    25-May-07                            21.60
    9    25-Jun-07                            21.54
   10    25-Jul-07                            21.58
   11    25-Aug-07                            21.46
   12    25-Sep-07                            21.34
   13    25-Oct-07                            21.27
   14    25-Nov-07                            21.07
   15    25-Dec-07                            20.99
   16    25-Jan-08                            20.78
   17    25-Feb-08                            20.65
   18    25-Mar-08                            20.67
   19    25-Apr-08                            20.41
   20    25-May-08                            20.38
   21    25-Jun-08                            20.34
   22    25-Jul-08                            20.82
   23    25-Aug-08                            21.04
   24    25-Sep-08                            21.04
   25    25-Oct-08                            21.20
   26    25-Nov-08                            20.98
   27    25-Dec-08                            20.76
   28    25-Jan-09                            20.46
   29    25-Feb-09                            20.25
   30    25-Mar-09                            20.33
   31    25-Apr-09                            19.76
   32    25-May-09                            19.66
   33    25-Jun-09                            19.30
   34    25-Jul-09                            19.27
   35    25-Aug-09                            18.80
   36    25-Sep-09                            18.32
   37    25-Oct-09                            18.01
   38    25-Nov-09                            18.02
   39    25-Dec-09                            17.82
   40    25-Jan-10                            17.45
   41    25-Feb-10                            17.25
   42    25-Mar-10                            17.51
   43    25-Apr-10                            16.79
   44    25-May-10                            16.73
   45    25-Jun-10                            16.34
   46    25-Jul-10                            16.35
   47    25-Aug-10                            16.03
   48    25-Sep-10                            15.83
   49    25-Oct-10                            15.84
   50    25-Nov-10                            15.50
   51    25-Dec-10                            15.49
   52    25-Jan-11                            15.15
   53    25-Feb-11                            14.98
   54    25-Mar-11                            15.37
   55    25-Apr-11                            14.64
   56    25-May-11                            14.65
   57    25-Jun-11                            14.31
   58    25-Jul-11                            14.31
   59    25-Aug-11                            14.00
   60    25-Sep-11                            13.93
   61    25-Oct-11                             7.84
   62    25-Nov-11                             7.56
   63    25-Dec-11                             7.76
   64    25-Jan-12                             7.47
   65    25-Feb-12                             7.43
   66    25-Mar-12                             7.90
   67    25-Apr-12                             7.35
   68    25-May-12                             7.56
   69    25-Jun-12                             7.27
   70    25-Jul-12                             7.48

Assumptions:
75% PPC FRM
150% PPC ARM
1ML = 20%
6ML = 20%
TO MATURITY

Period
 Total      Date     Class A-2C Available Funds Cap
------   ---------   ------------------------------
    0
    1    25-Oct-06                             6.42
    2    25-Nov-06                             9.50
    3    25-Dec-06                             9.50
    4    25-Jan-07                             9.50
    5    25-Feb-07                             9.50
    6    25-Mar-07                             9.50
    7    25-Apr-07                            21.55
    8    25-May-07                            21.60
    9    25-Jun-07                            21.54
   10    25-Jul-07                            21.58
   11    25-Aug-07                            21.46
   12    25-Sep-07                            21.34
   13    25-Oct-07                            21.27
   14    25-Nov-07                            21.07
   15    25-Dec-07                            20.99
   16    25-Jan-08                            20.78
   17    25-Feb-08                            20.65
   18    25-Mar-08                            20.67
   19    25-Apr-08                            20.41
   20    25-May-08                            20.38
   21    25-Jun-08                            20.34
   22    25-Jul-08                            20.82
   23    25-Aug-08                            21.04
   24    25-Sep-08                            21.04
   25    25-Oct-08                            21.20
   26    25-Nov-08                            20.98
   27    25-Dec-08                            20.76
   28    25-Jan-09                            20.46
   29    25-Feb-09                            20.25
   30    25-Mar-09                            20.33
   31    25-Apr-09                            19.76
   32    25-May-09                            19.66
   33    25-Jun-09                            19.30
   34    25-Jul-09                            19.27
   35    25-Aug-09                            18.80
   36    25-Sep-09                            18.32
   37    25-Oct-09                            18.01
   38    25-Nov-09                            18.02
   39    25-Dec-09                            17.82
   40    25-Jan-10                            17.45
   41    25-Feb-10                            17.25
   42    25-Mar-10                            17.51
   43    25-Apr-10                            16.79
   44    25-May-10                            16.73
   45    25-Jun-10                            16.34
   46    25-Jul-10                            16.35
   47    25-Aug-10                            16.03
   48    25-Sep-10                            15.83
   49    25-Oct-10                            15.84
   50    25-Nov-10                            15.50
   51    25-Dec-10                            15.49
   52    25-Jan-11                            15.15
   53    25-Feb-11                            14.98
   54    25-Mar-11                            15.37
   55    25-Apr-11                            14.64
   56    25-May-11                            14.65
   57    25-Jun-11                            14.31
   58    25-Jul-11                            14.31
   59    25-Aug-11                            14.00
   60    25-Sep-11                            13.93
   61    25-Oct-11                             7.84
   62    25-Nov-11                             7.56
   63    25-Dec-11                             7.76
   64    25-Jan-12                             7.47
   65    25-Feb-12                             7.43
   66    25-Mar-12                             7.90
   67    25-Apr-12                             7.35
   68    25-May-12                             7.56
   69    25-Jun-12                             7.27
   70    25-Jul-12                             7.48
   71    25-Aug-12                             7.20

   72    25-Sep-12                             7.17
   73    25-Oct-12                             7.38
   74    25-Nov-12                             7.11
   75    25-Dec-12                             7.31
   76    25-Jan-13                             7.04
   77    25-Feb-13                             7.02
   78    25-Mar-13                             7.74
   79    25-Apr-13                             6.96
   80    25-May-13                             7.17
   81    25-Jun-13                             6.91
   82    25-Jul-13                             7.12
   83    25-Aug-13                             6.87
   84    25-Sep-13                             6.84
   85    25-Oct-13                             7.05
   86    25-Nov-13                             6.80
   87    25-Dec-13                             7.01
   88    25-Jan-14                             6.76
   89    25-Feb-14                             6.75
   90    25-Mar-14                             7.45
   91    25-Apr-14                             6.71
   92    25-May-14                             6.92
   93    25-Jun-14                             6.68
   94    25-Jul-14                             6.89
   95    25-Aug-14                             6.65
   96    25-Sep-14                             6.64
   97    25-Oct-14                             6.85
   98    25-Nov-14                             6.61
   99    25-Dec-14                             6.82
  100    25-Jan-15                             6.59
  101    25-Feb-15                             6.58
  102    25-Mar-15                             7.27
  103    25-Apr-15                             6.56
  104    25-May-15                             6.77
  105    25-Jun-15                             6.54
  106    25-Jul-15                             6.75
  107    25-Aug-15                             6.52
  108    25-Sep-15                             6.51
  109    25-Oct-15                             6.72
  110    25-Nov-15                             6.50
  111    25-Dec-15                             6.71
  112    25-Jan-16                             6.49
  113    25-Feb-16                             6.48
  114    25-Mar-16                             6.92
  115    25-Apr-16                             6.47
  116    25-May-16                             6.68
  117    25-Jun-16                             6.46
  118    25-Jul-16                             6.67
  119    25-Aug-16                             6.45
  120    25-Sep-16                             6.44
  121    25-Oct-16                             6.65
  122    25-Nov-16                             6.43
  123    25-Dec-16                             6.64
  124    25-Jan-17                             6.43
  125    25-Feb-17                             6.42
  126    25-Mar-17                             7.11
  127    25-Apr-17                             6.42
  128    25-May-17                             6.63
  129    25-Jun-17                             6.41
  130    25-Jul-17                             6.62
  131    25-Aug-17                             6.40
  132    25-Sep-17                             6.40
  133    25-Oct-17                             6.61
  134    25-Nov-17                             6.40
  135    25-Dec-17                             6.61
  136    25-Jan-18                             6.39
  137    25-Feb-18                             6.39
  138    25-Mar-18                             7.07
  139    25-Apr-18                             6.39
  140    25-May-18                             6.60
  141    25-Jun-18                             6.38
  142    25-Jul-18                             6.59
  143    25-Aug-18                             6.38
  144    25-Sep-18                             6.38
  145    25-Oct-18                             6.59
  146    25-Nov-18                             6.38
  147    25-Dec-18                             6.59
  148    25-Jan-19                             6.37
  149    25-Feb-19                             6.37
  150    25-Mar-19                             7.05
  151    25-Apr-19                             6.37
  152    25-May-19                             6.58
  153    25-Jun-19                             6.37
  154    25-Jul-19                             6.58
  155    25-Aug-19                             6.37
  156    25-Sep-19                             6.37
  157    25-Oct-19                             6.58
  158    25-Nov-19                             6.36
  159    25-Dec-19                             6.58

  160    25-Jan-20                             6.36
  161    25-Feb-20                             6.36
  162    25-Mar-20                             6.80
  163    25-Apr-20                             6.36
  164    25-May-20                             6.57
  165    25-Jun-20                             6.36
  166    25-Jul-20                             6.57
  167    25-Aug-20                             6.36
  168    25-Sep-20                             6.36
  169    25-Oct-20                             6.57
  170    25-Nov-20                             6.36
  171    25-Dec-20                             6.57
  172    25-Jan-21                             6.36
  173    25-Feb-21                             6.36
  174    25-Mar-21                             7.04
  175    25-Apr-21                             6.36
  176    25-May-21                             6.57
  177    25-Jun-21                             6.36
  178    25-Jul-21                             6.56
  179    25-Aug-21                             6.35
  180    25-Sep-21                             6.35
  181    25-Oct-21                             6.56
  182    25-Nov-21                             6.35
  183    25-Dec-21                             6.56
  184    25-Jan-22                             6.35
  185    25-Feb-22                             6.35
  186    25-Mar-22                             7.03
  187    25-Apr-22                             6.35
  188    25-May-22                             6.56
  189    25-Jun-22                             6.35
  190    25-Jul-22                             6.56
  191    25-Aug-22                             6.35
  192    25-Sep-22                             6.35
  193    25-Oct-22                             6.56
  194    25-Nov-22                             6.35
  195    25-Dec-22                             6.56
  196    25-Jan-23                             6.35
  197    25-Feb-23                             6.35
  198    25-Mar-23                             7.03
  199    25-Apr-23                             6.35
  200    25-May-23                             6.56
  201    25-Jun-23                             6.34
  202    25-Jul-23                             6.56
  203    25-Aug-23                             6.34
  204    25-Sep-23                             6.34
  205    25-Oct-23                             6.55
  206    25-Nov-23                             6.34
  207    25-Dec-23                             6.55
  208    25-Jan-24                             6.34
  209    25-Feb-24                             6.34
  210    25-Mar-24                             6.78
  211    25-Apr-24                             6.34
  212    25-May-24                             6.55
  213    25-Jun-24                             6.34
  214    25-Jul-24                             6.55
  215    25-Aug-24                             6.34
  216    25-Sep-24                             6.34
  217    25-Oct-24                             6.55
  218    25-Nov-24                             6.34
  219    25-Dec-24                             6.55
  220    25-Jan-25                             6.34
  221    25-Feb-25                             6.34
  222    25-Mar-25                             7.02
  223    25-Apr-25                             6.34
  224    25-May-25                             6.55
  225    25-Jun-25                             6.34
  226    25-Jul-25                             6.55
  227    25-Aug-25                             6.34
  228    25-Sep-25                             6.34
  229    25-Oct-25                             6.55
  230    25-Nov-25                             6.34
  231    25-Dec-25                             6.55
  232    25-Jan-26                             6.34
  233    25-Feb-26                             6.34
  234    25-Mar-26                             7.01
  235    25-Apr-26                             6.34
  236    25-May-26                             6.55
  237    25-Jun-26                             6.33
  238    25-Jul-26                             6.55
  239    25-Aug-26                             6.33
  240    25-Sep-26                             6.33
  241    25-Oct-26                             6.54
  242    25-Nov-26                             6.33
  243    25-Dec-26                             6.54
  244    25-Jan-27                             6.33
  245    25-Feb-27                             6.33
  246    25-Mar-27                             7.01
  247    25-Apr-27                             6.33

  248    25-May-27                             6.54
  249    25-Jun-27                             6.33
  250    25-Jul-27                             6.54
  251    25-Aug-27                             6.33
  252    25-Sep-27                             6.33
  253    25-Oct-27                             6.54
  254    25-Nov-27                             6.33
  255    25-Dec-27                             6.54
  256    25-Jan-28                             6.33
  257    25-Feb-28                             6.32
  258    25-Mar-28                             6.76
  259    25-Apr-28                             6.32
  260    25-May-28                             6.53
  261    25-Jun-28                             6.32
  262    25-Jul-28                             6.53
  263    25-Aug-28                             6.32
  264    25-Sep-28                             6.32
  265    25-Oct-28                             6.53
  266    25-Nov-28                             6.32
  267    25-Dec-28                             6.53
  268    25-Jan-29                             6.32
  269    25-Feb-29                             6.32
  270    25-Mar-29                             6.99
  271    25-Apr-29                             6.32
  272    25-May-29                             6.52
  273    25-Jun-29                             6.31
  274    25-Jul-29                             6.52
  275    25-Aug-29                             6.31
  276    25-Sep-29                             6.31
  277    25-Oct-29                             6.52
  278    25-Nov-29                             6.31
  279    25-Dec-29                             6.52
  280    25-Jan-30                             6.31
  281    25-Feb-30                             6.31
  282    25-Mar-30                             6.98
  283    25-Apr-30                             6.30
  284    25-May-30                             6.51
  285    25-Jun-30                             6.30
  286    25-Jul-30                             6.51
  287    25-Aug-30                             6.30
  288    25-Sep-30                             6.30
  289    25-Oct-30                             6.51
  290    25-Nov-30                             6.30
  291    25-Dec-30                             6.50
  292    25-Jan-31                             6.29
  293    25-Feb-31                             6.29
  294    25-Mar-31                             6.96
  295    25-Apr-31                             6.29
  296    25-May-31                             6.50
  297    25-Jun-31                             6.29
  298    25-Jul-31                             6.49
  299    25-Aug-31                             6.28
  300    25-Sep-31                             6.28
  301    25-Oct-31                             6.49
  302    25-Nov-31                             6.28
  303    25-Dec-31                             6.49
  304    25-Jan-32                             6.27
  305    25-Feb-32                             6.27
  306    25-Mar-32                             6.70
  307    25-Apr-32                             6.27
  308    25-May-32                             6.48
  309    25-Jun-32                             6.26
  310    25-Jul-32                             6.47
  311    25-Aug-32                             6.26
  312    25-Sep-32                             6.26
  313    25-Oct-32                             6.46
  314    25-Nov-32                             6.25
  315    25-Dec-32                             6.46
  316    25-Jan-33                             6.25
  317    25-Feb-33                             6.24
  318    25-Mar-33                             6.91
  319    25-Apr-33                             6.24
  320    25-May-33                             6.44
  321    25-Jun-33                             6.23
  322    25-Jul-33                             6.44
  323    25-Aug-33                             6.23
  324    25-Sep-33                             6.22
  325    25-Oct-33                             6.42
  326    25-Nov-33                             6.21
  327    25-Dec-33                             6.42
  328    25-Jan-34                             6.21
  329    25-Feb-34                             6.20
  330    25-Mar-34                             6.86
  331    25-Apr-34                             6.19
  332    25-May-34                             6.39
  333    25-Jun-34                             6.18
  334    25-Jul-34                             6.38
  335    25-Aug-34                             6.17

  336    25-Sep-34                             6.16
  337    25-Oct-34                             6.36
  338    25-Nov-34                             6.15
  339    25-Dec-34                             6.35
  340    25-Jan-35                             6.13
  341    25-Feb-35                             6.13
  342    25-Mar-35                             6.77
  343    25-Apr-35                             6.11
  344    25-May-35                             6.30
  345    25-Jun-35                             6.09
  346    25-Jul-35                             6.28
  347    25-Aug-35                             6.06
  348    25-Sep-35                             6.05
  349    25-Oct-35                             6.24
  350    25-Nov-35                             6.02
  351    25-Dec-35                             6.21
  352    25-Jan-36                             5.99
  353    25-Feb-36                             5.97
  354    25-Mar-36                             6.36
  355    25-Apr-36                             5.93
  356    25-May-36                             6.10
  357    25-Jun-36                             5.87
  358    25-Jul-36                             6.04
  359    25-Aug-36                             5.83
  360    25-Sep-36                             5.85
  361    25-Oct-36                             6.04

WEIGHTED AVERAGE LIFE SENSITIVITY
TO CALL

PPC (%)                                   50              75             100             125             150             175
-------                             -------------   -------------   -------------   -------------   -------------   -------------
Tranche   WAL (yrs)                     13.26            8.92            6.61            5.13            3.63            2.51
          First Payment Date          7/25/2018       8/25/2014       7/25/2012       3/25/2011       5/25/2009       11/25/2008
          Expected Final Maturity     3/25/2020       10/25/2015      6/25/2013       12/25/2011      11/25/2010      9/25/2009
          Window                    Jul18 - Mar20   Aug14 - Oct15   Jul12 - Jun13   Mar11 - Dec11   May09 - Nov10   Nov08 - Sep09

WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY

PPC (%)                                   50              75             100             125             150             175
-------                             -------------   -------------   -------------   -------------   -------------   -------------
Tranche   WAL (yrs)                     16.77           11.66            8.58            6.67            4.83            2.51
          First Payment Date          7/25/2018       8/25/2014       7/25/2012       3/25/2011       5/25/2009       11/25/2008
          Expected Final Maturity     1/25/2001      11/25/2027       8/25/2022       3/25/2019       8/25/2016       9/25/2009
          Window                    Jul18 - Jan34   Aug14 - Nov27   Jul12 - Aug22   Mar11 - Mar19   May09 - Aug16   Nov08 - Sep09

CPR SENSITIVITY
TO CALL

CPR (%)                                   10              20              30              40
-------                             -------------   -------------   -------------   -------------
Tranche   WAL (yrs)                     15.03            7.74            4.95            3.49
          First Payment Date          9/25/2019       4/25/2013       12/25/2010      9/25/2009
          Expected Final Maturity     2/25/2024       10/25/2015      7/25/2012       10/25/2010
          Window                    Sep19 - Feb24   Apr13 - Oct15   Dec10 - Jul12   Sep09 - Oct10

CPR SENSITIVITY
TO MATURITY

CPR (%)                                   10              20              30              40
-------                             -------------   -------------   -------------   -------------
Tranche   WAL (yrs)                     15.03            7.74            4.95            3.49
          First Payment Date          9/25/2019       4/25/2013       12/25/2010      9/25/2009
          Expected Final Maturity     2/25/2024       10/25/2015      7/25/2012       10/25/2010
          Window                    Sep19 - Feb24   Apr13 - Oct15   Dec10 - Jul12   Sep09 - Oct10

SURF 2006-AB3
*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 3 SCENARIOS (ONLY) ***

                                CLASS M-2; AA2/AA

NO PREPAY STRESS

           FWD LIBOR/SWAP SHIFT    FORWARD LIBOR         +200BP                -100BP
             PREPAY ASSUMPTIONS   1.00x Base Case   1.00x Base Case    2x Floating; 1x Fixed

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
         % Cum Loss Yield Break        11.94%            11.43%                 9.03%
              CDR - Yield Break        12.41             11.72                 13.87
% Cum Loss 1st $ Principal Loss        11.92%            11.40%                 9.00%
     CDR - 1st $ Principal Loss        12.38             11.69                 13.82

LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
         % Cum Loss Yield Break        12.40%             5.44%                 9.19%
              CDR - Yield Break         7.88              3.12                  8.77
% Cum Loss 1st $ Principal Loss        12.37%            11.65%                 9.16%
     CDR - 1st $ Principal Loss         7.85              7.31                  8.74

           FWD LIBOR/SWAP SHIFT    FORWARD LIBOR         +200BP                +200BP
             PREPAY ASSUMPTIONS   1.00x Base Case   0.50x Base Case   2x Floating; .50x Fixed

LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS
         % Cum Loss Yield Break        12.23%            10.50%                 1.90%
              CDR - Yield Break         9.65              4.24                  1.41
% Cum Loss 1st $ Principal Loss        12.18%            15.97%                 9.83%
     CDR - 1st $ Principal Loss         9.61              7.28                  9.36
                                       =====             =====                 =====
                  Average Life:        10.97             18.89                 14.31
                Window (Dates):   Apr15 - Oct36     Dec21 - Oct36     Nov16 - Sep36

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

SURF 2006-AB3
NO PREAY STRESS

                                                             CLASS B-2
                                        ---------------------------------------------------
                                             MIN 0
                 FWD LIBOR/SWAP SHIFT       -200 BP              BP              200 BP
                               PREPAY   1.00x Base Case   1.00x Base Case   1.00x Base Case
                 --------------------   ---------------   ---------------   ---------------
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK        7.33%             6.84%             5.29%
                    CDR - YIELD BREAK        6.84              6.31              4.72
      % CUM LOSS 1ST $ PRINCIPAL LOSS        7.30%             6.81%             6.11%
           CDR - 1ST $ PRINCIPAL LOSS        6.81              6.28              5.55

                   Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK        7.51%             6.96%             5.35%
                    CDR - YIELD BREAK        5.70              5.24              3.91
      % CUM LOSS 1ST $ PRINCIPAL LOSS        7.49%             6.93%             6.18%
           CDR - 1ST $ PRINCIPAL LOSS        5.68              5.21              4.59

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK        7.69%             7.08%             5.41%
                    CDR - YIELD BREAK        4.56              4.16              3.10
      % CUM LOSS 1ST $ PRINCIPAL LOSS        7.67%             7.05%             6.25%
           CDR - 1ST $ PRINCIPAL LOSS        4.55              4.14              3.63

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK        6.42%             5.87%             4.48%
                    CDR - YIELD BREAK        5.87              5.30              3.93
      % CUM LOSS 1ST $ PRINCIPAL LOSS        6.39%             5.85%             5.18%
           CDR - 1ST $ PRINCIPAL LOSS        5.84              5.28              4.61

                   Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK        6.71%             6.12%             4.64%
                    CDR - YIELD BREAK        4.99              4.50              3.33
      % CUM LOSS 1ST $ PRINCIPAL LOSS        6.68%             6.09%             5.37%
           CDR - 1ST $ PRINCIPAL LOSS        4.97              4.48              3.90

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK        7.00%             6.36%             4.80%
                    CDR - YIELD BREAK        4.11              3.70              2.73
      % CUM LOSS 1ST $ PRINCIPAL LOSS        6.97%             6.33%             5.55%
           CDR - 1ST $ PRINCIPAL LOSS        4.09              3.68              3.19

PREPAY STRESS

                                                             CLASS B-2
                                        ---------------------------------------------------
                                             MIN 0
                 FWD LIBOR/SWAP SHIFT       -200 BP              BP              200 BP
                               PREPAY   2.00x Base Case   1.00x Base Case   0.50x Base Case
                 --------------------   ---------------   ---------------   ---------------
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK        0.23%             6.98%            10.54%
                    CDR - YIELD BREAK        0.30              5.01              4.26
      % CUM LOSS 1ST $ PRINCIPAL LOSS        2.82%             6.95%            11.04%
           CDR - 1ST $ PRINCIPAL LOSS        3.85              4.99              4.51

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK        0.21%             6.16%             9.16%
                    CDR - YIELD BREAK        0.28              4.36              3.60
      % CUM LOSS 1ST $ PRINCIPAL LOSS        2.55%             6.13%             9.59%
           CDR - 1ST $ PRINCIPAL LOSS        3.46              4.34              3.80

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                    TRUSTEE

                               AUGUST [28], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                             SCENARIO
                                SPEED
                                RATES
                             TRIGGERS
                         CLEANUP CALL
                  DEFAULT P&I ADVANCE                           1                2                3                4
                     DEFAULT SEVERITY                        100% PPC         100% PPC         100% PPC         100% PPC
                 DEFAULT RECOVERY LAG                          Fwd             Fwd+150      Fwd+50 / L+4%         Fwd
                      DEFAULT BALANCE                          Fail             Fail             Fail             Fail
                      CPR = CDR + CRR                      To Maturity      To Maturity       To Maturity      To Maturity
                           CPR =  CRR                      100% Advance     100% Advance     100% Advance      100% Advance
-------------------------------------       PRICING            30%              30%              30%              40%
                  INITIAL                   Months           12 months        12 months       12 months        12 months
        RATINGS    BOND       SUB-     Capped at prepay  Current Balance  Current Balance  Current Balance  Current Balance
CLASS     M/S      SIZE    ORDINATION    PSA standard       CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
-----  ---------  -------  ----------  ----------------  ---------------  ---------------  ---------------  ---------------
A       AAA/AAA   87.55       12.45    CDR
                                       CummLosses
M1      AA1/AA+    2.35       10.10    CDR                    18.33            16.72            16.34            12.25
                                       CummLosses             14.12%           13.40%           13.22%           14.80%
M2       AA2/AA    2.20        7.90    CDR                    14.48            12.75            12.14             9.89
                                       CummLosses             12.31%           11.38%           11.04%           12.88%
M3      AA3/AA-    1.35        6.55    CDR                    12.39            10.64             9.96             8.57
                                       CummLosses             11.18%           10.14%            9.71%           11.68%
M4       A1/A+     1.15        5.40    CDR                    10.74             9.00             8.32             7.51
                                       CummLosses             10.20%            9.07%            8.59%           10.64%
M5        A2/A     1.00        4.40    CDR                     9.39             7.69             7.08             6.63
                                       CummLosses              9.33%            8.12%            7.65%            9.72%
M6       A3/A-     0.80        3.60    CDR
                                       CummLosses
B1     BAA1/BBB+   0.60        3.00    CDR
                                       CummLosses
B2      BAA2/BBB   0.60        2.40    CDR
                                       CummLosses
B3     BAA3/BBB-   1.00        1.40    CDR
                                       CummLosses
OC                 1.40        1.40                              --               --               --               --

                             SCENARIO
                                SPEED
                                RATES
                             TRIGGERS
                         CLEANUP CALL
                  DEFAULT P&I ADVANCE         5                6                7                8
                     DEFAULT SEVERITY      100% PPC         100% PPC         100% PPC         100% PPC
                 DEFAULT RECOVERY LAG       Fwd+150      Fwd+50 / L+4%         Fwd            Fwd+150
                      DEFAULT BALANCE        Fail             Fail             Fail             Fail
                      CPR = CDR + CRR    To Maturity      To Maturity      To Maturity      To Maturity
                           CPR =  CRR    100% Advance     100% Advance      100% Advance    100% Advance
-------------------------------------        40%              40%              50%              50%
                  INITIAL                 12 months        12 months        12 months        12 months
        RATINGS    BOND       SUB-     Current Balance  Current Balance  Current Balance  Current Balance
CLASS     M/S      SIZE    ORDINATION     CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
-----  ---------  -------  ----------  ---------------  ---------------  ---------------  ---------------
A       AAA/AAA   87.55       12.45

M1      AA1/AA+    2.35       10.10         10.87            10.32             9.11             7.97
                                            13.71%           13.25%           15.23%           13.88%
M2       AA2/AA    2.20        7.90          8.51             7.93             7.46             6.34
                                            11.63%           11.07%           13.24%           11.76%
M3      AA3/AA-    1.35        6.55          7.21             6.64             6.52             5.43
                                            10.34%            9.74%           12.00%           10.46%
M4       A1/A+     1.15        5.40          6.18             5.66             5.75             4.69
                                             9.23%            8.64%           10.92%            9.32%
M5        A2/A     1.00        4.40          5.35             4.91             5.10             4.11
                                             8.27%            7.73%            9.96%            8.38%
M6       A3/A-     0.80        3.60

B1     BAA1/BBB+   0.60        3.00

B2      BAA2/BBB   0.60        2.40

B3     BAA3/BBB-   1.00        1.40

OC                 1.40        1.40            --               --               --               --

                             SCENARIO
                                SPEED
                                RATES
                             TRIGGERS
                         CLEANUP CALL
                  DEFAULT P&I ADVANCE
                     DEFAULT SEVERITY                           9               10               11
                 DEFAULT RECOVERY LAG                        100% PPC         75% PPC          75% PPC
                      DEFAULT BALANCE                     Fwd+50 / L+4%         Fwd            Fwd+150
                      CPR = CDR + CRR                          Fail             Fail             Fail
                           CPR =  CRR                      To Maturity      To Maturity      To Maturity
-------------------------------------                      100% Advance     100% Advance    100% Advance
                                           PRICING            50%              30%              30%
                  INITIAL                  Months           12 months        12 months        12 months
        RATINGS     BOND       SUB-    Capped at prepay  Current Balance  Current Balance  Current Balance
CLASS     M/S       SIZE   ORDINATION    PSA standard       CPR = CRR        CPR = CRR        CPR = CRR
-----  ---------  -------  ----------  ----------------  ---------------  ---------------  ---------------
A       AAA/AAA     87.55     12.45    CDR
                                       CummLosses
M1      AA1/AA+      2.35     10.10    CDR                     7.47            17.41            15.38
                                       CummLosses             13.26%           15.54%           14.56%
M2       AA2/AA      2.20      7.90    CDR                     5.86            14.13            12.07
                                       CummLosses             11.08%           13.88%           12.68%
M3      AA3/AA-      1.35      6.55    CDR                     4.97            12.36            10.29
                                       CummLosses              9.76%           12.85%           11.51%
M4       A1/A+       1.15      5.40    CDR                     4.28            10.95             8.91
                                       CummLosses              8.67%           11.95%           10.49%
M5        A2/A       1.00      4.40    CDR                     3.75             9.80             7.79
                                       CummLosses              7.78%           11.15%            9.59%
M6       A3/A-       0.80      3.60    CDR
                                       CummLosses
B1     BAA1/BBB+     0.60      3.00    CDR
                                       CummLosses
B2     BAA2/BBB      0.60      2.40    CDR
                                       CummLosses
B3     BAA3/BBB-     1.00      1.40    CDR
                                       CummLosses
OC                   1.40      1.40                              --               --               --

                             SCENARIO
                                SPEED
                                RATES
                             TRIGGERS
                         CLEANUP CALL
                  DEFAULT P&I ADVANCE
                     DEFAULT SEVERITY         12               13               14               15
                 DEFAULT RECOVERY LAG      75% PPC          75% PPC          75% PPC          75% PPC
                      DEFAULT BALANCE   Fwd+50 / L+4%         Fwd            Fwd+150        Fwd+50 / L+4%
                      CPR = CDR + CRR        Fail             Fail             Fail             Fail
                           CPR =  CRR    To Maturity      To Maturity      To Maturity       To Maturity
-------------------------------------    100% Advance     100% Advance     100% Advance     100% Advance
                                             30%              40%              40%               40%
                  INITIAL                 12 months        12 months        12 months         12 months
        RATINGS     BOND       SUB-    Current Balance  Current Balance  Current Balance  Current Balance
CLASS     M/S       SIZE   ORDINATION     CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
-----  ---------  -------  ----------  ---------------  ---------------  ---------------  ---------------
A       AAA/AAA     87.55     12.45

M1      AA1/AA+      2.35     10.10         13.33            11.71            10.07             8.43
                                            13.44%           16.60%           15.13%           13.49%
M2       AA2/AA      2.20      7.90          9.96             9.73             8.12             6.54
                                            11.28%           14.80%           13.15%           11.32%
M3      AA3/AA-      1.35      6.55          8.25             8.62             7.03             5.54
                                             9.98%           13.68%           11.91%           10.03%
M4       A1/A+       1.15      5.40          6.98             7.72             6.16             4.79
                                             8.89%           12.70%           10.84%            8.98%
M5        A2/A       1.00      4.40          6.05             6.96             5.46             4.21
                                             8.03%           11.82%            9.92%            8.12%
M6       A3/A-       0.80      3.60

B1     BAA1/BBB+     0.60      3.00

B2     BAA2/BBB      0.60      2.40

B3     BAA3/BBB-     1.00      1.40

OC                   1.40      1.40            --               --               --               --

                             SCENARIO
                                SPEED
                                RATES
                             TRIGGERS
                         CLEANUP CALL
                  DEFAULT P&I ADVANCE
                     DEFAULT SEVERITY         16               17               18
                 DEFAULT RECOVERY LAG      75% PPC          75% PPC          75% PPC
                      DEFAULT BALANCE        Fwd            Fwd+150       Fwd+50 / L+4%
                      CPR = CDR + CRR        Fail             Fail             Fail
                           CPR =  CRR    To Maturity      To Maturity      To Maturity
-------------------------------------    100% Advance     100% Advance     100% Advance
                                             50%              50%              50%
                  INITIAL                 12 months        12 months        12 months
        RATINGS     BOND       SUB-    Current Balance  Current Balance  Current Balance
CLASS     M/S       SIZE   ORDINATION     CPR = CRR        CPR = CRR        CPR = CRR
-----  ---------  -------  ----------  ---------------  ---------------  ---------------
A       AAA/AAA     87.55     12.45

M1      AA1/AA+      2.35     10.10          8.75             7.43             6.14
                                            17.27%           15.48%           13.52%
M2       AA2/AA      2.20      7.90          7.37             6.08             4.87
                                            15.38%           13.42%           11.37%
M3      AA3/AA-      1.35      6.55          6.58             5.31             4.17
                                            14.20%           12.14%           10.07%
M4       A1/A+       1.15      5.40          5.93             4.69             3.65
                                            13.17%           11.04%            9.05%
M5        A2/A       1.00      4.40          5.38             4.20             3.23
                                            12.25%           10.12%            8.18%
M6       A3/A-       0.80      3.60

B1     BAA1/BBB+     0.60      3.00

B2     BAA2/BBB      0.60      2.40

B3     BAA3/BBB-     1.00      1.40

OC                   1.40      1.40            --               --               --

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[219,451,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [25], 2006

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-AB3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)      TOTAL INITIAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance   $330,318,338
Aggregate Original Principal Balance      $330,476,504
Number of Mortgage Loans                         1,486

                                            MINIMUM       MAXIMUM     AVERAGE(1)
                                          ----------   ------------   ----------
Original Principal Balance                   $25,000       $980,000     $222,393
Outstanding Principal Balance                $24,971       $980,000     $222,287

                                                                       WEIGHTED
                                            MINIMUM       MAXIMUM     AVERAGE(2)
                                          ----------   ------------   ----------
Original Term (mos)                              120            360          357
Stated remaining Term (mos)(4)                   119            360          354
Loan Age (mos)(4)                                  0             12            2
Current Interest Rate                          5.990%        11.250%       7.577%
Initial Interest Rate Cap(3)                   1.500%         6.000%       2.634%
Periodic Rate Cap(3)                           1.000%         2.000%       1.059%
Gross Margin(3)                                2.250%         9.450%       5.250%
Maximum Mortgage Rate(3)                      11.625%        18.250%      13.849%
Minimum Mortgage Rate(3)                       2.250%        11.250%       6.724%
Months to Roll(3)(4)                              12             60           28
Original Loan-to-Value                         16.56%        100.00%       80.00%
Combined Loan-to-Value                         16.56%        100.00%       85.87%
Credit Score                                     620            816          691

                                           EARLIEST       LATEST
                                          ----------   ------------
Maturity Date                             08/01/2016     09/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                          100.00%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
OCCUPANCY
Primary                            83.94%
Second Home                         2.76%
Investment                         13.31%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LOAN TYPE
Fixed Rate                         23.25%
ARM                                76.75%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
AMORTIZATION TYPE
Fully Amortizing                   46.07%
Interest-Only                      33.97%
Balloon                            19.96%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                                0.30%
2006                               99.70%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LOAN PURPOSE
Purchase                           36.10%
Refinance - Rate/Term               7.32%
Refinance - Cashout                56.58%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
PROPERTY TYPE
Single Family                      71.27%
Planned Unit Development           15.11%
Two- to Four-Family                 7.44%
Condominium                         5.12%
Townhouse                           0.79%
Rowhouse                            0.16%
Manufactured Housing                0.12%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-Off Date.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

MORTGAGE RATES

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
 5.501% to 6.000%                10  $  3,914,816        1.19%    5.992%      710     $391,482     66.62%    39.40%   58.32%  36.12%
 6.001% to 6.500%               122    38,513,170       11.66     6.360       715      315,682     70.79     38.75    62.81   25.81
 6.501% to 7.000%               233    66,361,529       20.09     6.810       695      284,813     75.61     41.25    45.11   37.85
 7.001% to 7.500%               251    56,045,895       16.97     7.319       689      223,290     79.83     41.16    46.08   36.09
 7.501% to 8.000%               329    70,768,579       21.42     7.803       680      215,102     81.18     41.33    27.17   37.51
 8.001% to 8.500%               240    47,337,732       14.33     8.310       690      197,241     85.70     42.38    26.59   37.30
 8.501% to 9.000%               197    33,224,546       10.06     8.773       685      168,653     87.39     42.15    30.40   28.88
 9.001% to 9.500%                59     8,277,907        2.51     9.238       681      140,304     86.11     40.64    26.33   17.68
 9.501% to 10.000%               30     3,878,669        1.17     9.709       675      129,289     89.47     40.07    16.79    4.38
10.001% to 10.500%                8     1,328,412        0.40    10.341       707      166,052     90.81     45.16     3.32    5.27
10.501% to 11.000%                5       518,134        0.16    10.720       691      103,627     91.84     41.29     0.00    0.00
11.001% to 11.500%                2       148,948        0.05    11.152       677       74,474     89.80     46.10     0.00    0.00
                              -----  ------------      ------    ------       ---     --------     -----     -----    -----   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======    ======       ===     ========     =====     =====    =====   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.577% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
REMAINING MONTHS           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
TO STATED MATURITY           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                        1  $     52,000        0.02%    7.375%      717     $ 52,000     76.47%    40.31%  100.00%   0.00%
169 to 180                       45     5,068,434        1.53     7.262       689      112,632     68.66     35.65    93.09    0.00
229 to 240                       12     1,711,217        0.52     7.413       681      142,601     62.82     28.38    34.81    0.00
289 to 300                        1       200,000        0.06     6.750       731      200,000     79.05     30.26   100.00    0.00
337 to 348                        2       317,070        0.10     7.749       679      158,535     92.67     41.49     0.00   73.34
349 to 360                    1,425   322,969,617       97.78     7.583       691      226,645     80.26     41.34    37.61   34.67
                              -----  ------------      ------     -----       ---     --------     -----     -----   ------   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====   ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 354 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL MORTGAGE          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$ 50,000 or less                 19  $    881,043        0.27%    8.587%      693     $ 46,371     66.05%    31.12%   70.18%   0.00%
$ 50,001 to $100,000            252    19,506,889        5.91     8.295       691       77,408     81.27     37.81    62.39    5.15
$100,001 to $150,000            302    38,035,539       11.51     7.886       685      125,945     80.71     39.08    52.53   16.00
$150,001 to $200,000            254    44,308,380       13.41     7.794       686      174,442     80.82     42.07    45.77   24.43
$200,001 to $250,000            169    38,093,355       11.53     7.668       685      225,404     80.48     40.92    37.26   25.87
$250,001 to $300,000            153    42,136,586       12.76     7.667       690      275,403     81.57     42.54    29.49   42.04
$300,001 to $350,000             86    28,077,193        8.50     7.423       691      326,479     80.07     42.23    34.95   48.66
$350,001 to $400,000             66    24,752,363        7.49     7.171       694      375,036     77.89     41.82    33.29   45.67
$400,001 to $450,000             53    22,456,385        6.80     7.222       690      423,705     78.19     43.53    35.73   43.07
$450,001 to $500,000             56    26,623,998        8.06     7.335       707      475,429     80.11     41.86    32.57   48.36
$500,001 to $550,000             26    13,702,924        4.15     7.077       693      527,036     79.32     43.28    38.86   54.13
$550,001 to $600,000             23    13,212,250        4.00     7.473       704      574,446     81.63     40.21    26.13   30.34
$600,001 to $650,000             14     8,631,294        2.61     7.111       688      616,521     76.38     35.88    28.53   35.91
$650,001 to $700,000              4     2,752,735        0.83     6.618       721      688,184     71.23     37.87    49.85   24.88
$700,001 to $750,000              5     3,639,902        1.10     7.349       679      727,980     73.26     39.00     0.00   59.22
$750,001 to $800,000              1       787,500        0.24     7.250       641      787,500     75.00     42.63     0.00    0.00
$850,001 to $900,000              2     1,740,000        0.53     7.932       666      870,000     80.00     35.47     0.00   49.43
$950,001 to $1,000,000            1       980,000        0.30     8.125       749      980,000     80.00     47.30     0.00  100.00
                              -----  ------------      ------     -----       ---     --------     -----     -----    -----  ------
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====    =====  ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,971 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately $222,287.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans              12  $  1,497,385        0.45%    7.407%      668     $124,782     71.95%    39.95%   97.67%   0.00%
30/40 Balloon Loans              21     5,799,566        1.76     7.064       694      276,170     72.69     36.82    50.31    0.00
30/45 Balloon Loans               2       539,000        0.16     7.308       698      269,500     73.36     33.41   100.00    0.00
30/50 Balloon Loans              14     4,993,204        1.51     6.510       716      356,657     65.10     37.51    75.57    0.00
10 Year Fixed Loans               1        52,000        0.02     7.375       717       52,000     76.47     40.31   100.00    0.00
15 Year Fixed Loans              33     3,571,049        1.08     7.201       699      108,214     67.29     33.85    91.17    0.00
20 Year Fixed Loans              12     1,711,217        0.52     7.413       681      142,601     62.82     28.38    34.81    0.00
25 Year Fixed Loans               1       200,000        0.06     6.750       731      200,000     79.05     30.26   100.00    0.00
30 Year Fixed Loans             292    58,450,455       17.70     7.257       692      200,173     72.14     40.00    60.42    9.67
2/28 LIBOR Loans (Six-
   Month LIBOR Index)           523   119,656,054       36.22     7.726       689      228,788     82.58     42.05    29.22   54.55
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                       136    37,005,367       11.20     7.562       682      272,098     79.74     43.53    26.89    0.00
2/1 LIBOR Loans (One-
   Year LIBOR Index)             76     9,765,300        2.96     8.435       738      128,491     98.06     37.90    93.03    0.00
3/27 LIBOR Loans (Six-
   Month LIBOR Index)           200    46,515,906       14.08     7.620       689      232,580     84.08     41.50    34.67   46.64
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        52    15,227,609        4.61     7.227       687      292,839     82.24     41.87    29.43    0.00
3/1 LIBOR Loans (One-
   Year LIBOR Index)              3       385,676        0.12     8.624       688      128,559     92.95     46.46   100.00    0.00
5/25 LIBOR Loans (Six-
Month LIBOR Index)              101    23,229,587        7.03     7.880       691      229,996     78.67     40.26    13.42   82.53
5/25 LIBOR Balloon Loans
(Six-Month LIBOR
   Index)                         4       872,846        0.26     7.244       706      218,211     73.65     45.82    71.36    0.00
5/1 LIBOR Loans (One-
   Year LIBOR Index)              3       846,117        0.26     7.173       662      282,039     80.00     39.55    21.85   48.23
                              -----  ------------      ------     -----       ---     --------     -----     -----   ------   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====   ======   =====

AMORTIZATION TYPE

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     RATIO      DOC       IO
-----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                859  $152,183,935       46.07%    7.715%      691     $177,164     80.01%    40.22%   48.76%   0.00%
Balloon                         241    65,934,977       19.96     7.351       687      273,589     78.28     41.97    36.02    0.00
24 Month Interest-Only            1       151,200        0.05     9.130       648      151,200     80.00     45.57     0.00  100.00
60 Month Interest-Only          375   108,765,459       32.93     7.522       693      290,041     80.95     42.15    25.56  100.00
120 Month Interest-Only          10     3,282,767        0.99     7.419       688      328,277     82.56     37.37    38.75  100.00
                              -----  ------------      ------     -----       ---     --------     -----     -----    -----  ------
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                       WEIGHTED
                            NUMBER    AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF      PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   DEBT-TO-  PERCENT
                           MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION      LOANS   OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          20  $ 2,390,107      0.72%    7.856%      683     $119,505     82.48%    38.86%   49.40%   15.66%
Alaska                            1       94,859      0.03     7.500       655       94,859     61.29     25.55     0.00     0.00
Arizona                          76   15,021,967      4.55     7.660       681      197,657     78.30     42.48    42.93    53.05
Arkansas                          5      515,722      0.16     8.918       670      103,144     79.85     42.86    30.08     0.00
California                      249   92,742,092     28.08     7.068       698      372,458     75.67     41.87    32.41    40.42
Colorado                         25    4,358,205      1.32     7.536       682      174,328     82.20     41.73    55.90    64.01
Connecticut                      29    6,907,454      2.09     7.445       696      238,188     81.05     41.61    41.86    24.96
Delaware                          4      767,705      0.23     8.158       695      191,926     93.23     45.59    41.94    22.51
District of Columbia              1      446,250      0.14     8.750       642      446,250     75.00     44.96     0.00   100.00
Florida                         172   33,818,167     10.24     7.801       687      196,617     80.10     41.40    35.68    28.43
Georgia                          56    8,269,340      2.50     8.113       688      147,667     82.81     41.95    37.29    42.15
Hawaii                            1      270,000      0.08     8.875       686      270,000    100.00     43.18     0.00     0.00
Idaho                            10    1,744,784      0.53     7.823       685      174,478     82.15     44.99    25.78    51.81
Illinois                         67   14,365,586      4.35     8.231       697      214,412     87.67     42.91    34.14    24.68
Indiana                          22    2,993,571      0.91     7.755       721      136,071     87.59     39.68    66.75    17.59
Iowa                              9    1,016,055      0.31     7.518       696      112,895     88.23     38.70    86.08    34.22
Kansas                            5      556,579      0.17     7.364       702      111,316     84.33     28.45    69.27    23.70
Kentucky                         18    1,985,821      0.60     8.289       688      110,323     89.51     37.65    57.43     6.12
Louisiana                        13    1,667,146      0.50     7.746       683      128,242     82.79     36.48    38.66    24.67
Maine                             5      847,850      0.26     7.456       692      169,570     90.73     32.92    15.33     0.00
Maryland                         89   23,424,404      7.09     7.560       688      263,196     81.84     41.94    49.63    49.85
Massachusetts                    23    6,547,353      1.98     7.573       709      284,668     79.39     42.14    19.74     0.00
Michigan                         24    2,963,887      0.90     7.913       731      123,495     84.95     39.69    70.36     7.53
Minnesota                        28    4,702,403      1.42     7.968       699      167,943     85.63     41.51    40.01    35.30
Mississippi                       3      316,939      0.10     7.583       734      105,646     87.71     25.29   100.00     0.00
Missouri                         25    2,570,251      0.78     8.460       678      102,810     80.68     39.23    38.02    15.48
Montana                           2      607,737      0.18     7.218       682      303,868     85.58     40.36    27.92     0.00
Nevada                           19    5,042,311      1.53     7.838       675      265,385     81.49     40.18    46.11    71.65
New Hampshire                     3      582,764      0.18     6.951       692      194,255     72.46     41.01    18.88     0.00
New Jersey                       26    6,306,125      1.91     7.984       676      242,543     80.76     38.52    12.60    27.34
New Mexico                        7      795,869      0.24     8.025       673      113,696     79.62     31.28    51.34     0.00
New York                         53   19,004,688      5.75     7.478       681      358,579     77.31     40.18    21.57    32.89
North Carolina                   21    3,297,654      1.00     8.012       680      157,031     83.12     42.27    32.70    20.30
Ohio                             37    4,315,261      1.31     7.930       724      116,629     86.75     36.54    70.12    11.51
Oklahoma                         12    1,590,746      0.48     8.072       677      132,562     75.71     41.21     4.27     0.00
Oregon                           10    2,471,790      0.75     7.766       654      247,179     79.91     39.71    61.90    40.00
Pennsylvania                     51    7,612,442      2.30     7.928       685      149,264     81.24     39.40    36.43    11.82
Rhode Island                      7    1,469,234      0.44     7.385       722      209,891     84.75     44.84    75.47     0.00
South Carolina                   15    2,645,629      0.80     7.840       705      176,375     78.78     34.09    36.68    49.22
South Dakota                      1       87,404      0.03     9.000       703       87,404    100.00     35.03   100.00     0.00
Tennessee                        39    5,406,774      1.64     7.629       678      138,635     82.18     40.31    72.75    15.57
Texas                            54    8,717,531      2.64     7.746       688      161,436     79.44     36.19    56.51    16.73
Utah                             12    1,849,148      0.56     7.815       690      154,096     81.87     41.26    30.20    37.52
Vermont                           1       74,911      0.02     8.600       636       74,911     42.86     40.81   100.00     0.00
Virginia                         76   16,022,033      4.85     7.663       681      210,816     82.87     43.30    47.24    38.22
Washington                       31    7,194,180      2.18     7.771       681      232,070     83.52     41.33    31.72    34.37
West Virginia                     4      496,078      0.15     8.458       650      124,020     78.09     36.24    23.18     0.00
Wisconsin                        25    3,423,532      1.04     7.902       707      136,941     84.87     42.18    48.92    18.99
                              -----  -----------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                        1,486  $330,318,33    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ===========    ======     =====       ===     ========    ======     =====   ======   ======

No more than approximately 0.53% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   49  $  7,965,103      2.41%    7.048%      685     $162,553     39.63%    32.95%   58.83%   24.52%
50.01% to 55.00%                 24     4,319,914      1.31     6.888       690      179,996     52.04     37.80    67.45    15.93
55.01% to 60.00%                 48    12,984,112      3.93     6.766       694      270,502     57.58     41.13    58.26     7.69
60.01% to 65.00%                 54    13,847,732      4.19     6.771       689      256,439     63.05     37.33    61.26    16.05
65.01% to 70.00%                 54    13,691,167      4.14     7.110       695      253,540     68.89     37.27    37.36    28.23
70.01% to 75.00%                119    27,096,542      8.20     7.236       678      227,702     73.85     41.22    29.29    32.69
75.01% to 80.00%                643   142,566,010     43.16     7.635       683      221,720     79.65     42.11    31.56    40.76
80.01% to 85.00%                 69    16,938,700      5.13     7.276       700      245,488     84.12     41.80    42.09    44.68
85.01% to 90.00%                162    42,648,260     12.91     7.720       700      263,261     89.49     42.29    26.82    36.47
90.01% to 95.00%                 80    17,816,003      5.39     7.982       699      222,700     94.55     42.35    44.66    33.89
95.01% to 100.00%               184    30,444,796      9.22     8.493       714      165,461     99.81     40.34    61.81    20.84
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Original Loan-to-Value Ratio for Mortgage Loans was approximately 80.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   49  $  7,965,103      2.41%    7.048%      685     $162,553     39.63%    32.95%   58.83%   24.52%
50.01% to 55.00%                 24     4,319,914      1.31     6.888       690      179,996     52.04     37.80    67.45    15.93
55.01% to 60.00%                 46    12,117,870      3.67     6.771       697      263,432     57.59     40.72    58.71     8.24
60.01% to 65.00%                 52    13,640,005      4.13     6.752       689      262,308     63.03     37.21    62.19    15.76
65.01% to 70.00%                 47    12,455,011      3.77     7.008       693      265,000     68.27     37.58    44.67    19.77
70.01% to 75.00%                 88    21,958,256      6.65     7.080       680      249,526     73.65     41.29    32.21    29.81
75.01% to 80.00%                236    52,842,878     16.00     7.472       681      223,910     79.27     40.41    37.97    24.01
80.01% to 85.00%                 67    16,648,963      5.04     7.255       700      248,492     84.05     41.70    42.18    46.07
85.01% to 90.00%                178    46,567,634     14.10     7.742       697      261,616     88.18     42.06    26.52    42.66
90.01% to 95.00%                117    24,990,623      7.57     7.901       696      213,595     89.54     41.96    41.71    42.73
95.01% to 100.00%               582   116,812,082     35.36     7.930       693      200,708     84.99     42.49    35.38    39.81
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 85.87%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 30.46% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.55%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-INCOME    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RATIOS                       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   54  $ 10,643,947      3.22%    7.328%      703     $197,110     75.42%    13.94%   27.75%   14.25%
20.01% to 25.00%                 59     8,882,840      2.69     7.584       703      150,557     79.67     22.88    52.47    17.46
25.01% to 30.00%                 96    18,054,492      5.47     7.368       702      188,068     75.14     27.87    57.96    13.43
30.01% to 35.00%                136    27,778,364      8.41     7.394       689      204,253     75.70     32.72    47.86    40.33
35.01% to 40.00%                227    49,258,757     14.91     7.599       690      216,999     80.23     37.92    36.66    33.97
40.01% to 45.00%                368    85,157,643     25.78     7.688       689      231,407     81.32     42.66    30.55    42.87
45.01% to 50.00%                447   108,331,841     32.80     7.572       691      242,353     80.97     47.58    33.54    34.57
50.01% to 55.00%                 96    21,537,210      6.52     7.637       679      224,346     81.41     52.14    68.80    21.47
55.01% to 60.00%                  3       673,246      0.20     7.615       701      224,415     80.86     55.26    64.06    28.52
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.38% to 55.42% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.18%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             762  $186,887,913     56.58%    7.397%      686     $245,260     77.74%    41.10%   39.37%   33.62%
Purchase                        599   119,240,239     36.10     7.913       697      199,066     84.25     41.69    34.16    37.18
Refinance - Rate/Term           125    24,190,187      7.32     7.305       699      193,521     76.52     39.30    52.60    20.84
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                            FREE WRITING PROSPECTUS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,SURF 2006-AB3
(MERRILL LYNCH LOGO)        TOTAL INITIAL MORTGAGE LOANS

PROPERTY TYPE

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       RATIO     DOC       IO
-------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,107  $235,402,998       71.27%    7.543%      691     $212,650     79.73%    40.89%   39.39%  33.47%
Planned Unit Development        181    49,903,144       15.11     7.513       689      275,708     78.82     41.22    35.61   43.02
Two- to Four-Family              97    24,591,882        7.44     7.814       699      253,525     82.83     44.07    37.32   15.95
Condominium                      81    16,903,944        5.12     7.885       688      208,691     83.00     40.95    34.53   44.28
Townhouse                        13     2,601,054        0.79     7.668       691      200,081     81.28     40.52    31.31   20.30
Rowhouse                          5       516,374        0.16     7.794       690      103,275     83.27     36.95    56.75    0.00
Manufactured Housing              2       398,943        0.12     7.091       676      199,471     71.14     47.69   100.00    0.00
                             ------  ------------      ------     -----       ---     --------     -----     -----   ------   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                             ======  ============      ======     =====       ===     ========     =====     =====   ======   =====

DOCUMENTATION

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       RATIO     DOC       IO
-------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            756  $183,566,024       55.57%    7.792%      689     $242,812     81.00%    42.40%    0.00%  42.04%
Full Documentation              664   127,028,485       38.46     7.316       694      191,308     79.27     40.94   100.00   22.88
Lite Documentation               60    18,884,612        5.72     7.204       691      314,744     75.22     30.96     0.00   31.58
No Documentation                  5       684,992        0.21     8.414       696      136,998     75.93      0.00     0.00    0.00
No Ratio                          1       154,226        0.05     7.750       720      154,226    100.00      0.00     0.00    0.00
                              -----  ------------      ------     -----       ---     --------    ------     -----   ------   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========    ======     =====   ======   =====

OCCUPANCY

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       RATIO     DOC       IO
---------                  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1,173  $277,256,496       83.94%    7.464%      689     $236,365     79.17%    41.52%   36.73%  37.20%
Investment                      270    43,949,892       13.31     8.173       703      162,777     84.83     39.25    51.16   10.85
Second Home                      43     9,111,951        2.76     8.135       690      211,906     81.89     40.19    29.73   47.05
                              -----  ------------      ------     -----       ---     --------     -----     -----    -----   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

MORTGAGE LOANS AGE SUMMARY

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                                 5  $  1,292,300        0.39%    8.186%      675     $258,460     78.94%    40.36%    0.00%  74.87%
1                               438   102,024,703       30.89     7.495       694      232,933     78.14     40.89    36.44   34.00
2                               380    83,620,914       25.32     7.568       690      220,055     79.01     41.66    36.57   31.26
3                               392    92,405,231       27.97     7.584       688      235,728     80.92     41.14    37.54   38.31
4                               205    40,816,361       12.36     7.677       695      199,104     83.53     41.33    50.26   32.00
5                                39     6,223,652        1.88     8.002       689      159,581     85.01     40.80    49.51   23.36
6                                14     1,878,709        0.57     8.103       661      134,194     82.04     37.64    31.64    5.78
7                                 5       822,994        0.25     7.170       679      164,599     83.41     40.31    15.12    0.00
8                                 3       518,449        0.16     7.693       740      172,816     86.85     34.29    52.33    0.00
9                                 2       230,766        0.07     8.525       645      115,383     77.49     43.60     0.00   65.52
10                                1       167,189        0.05     7.250       742      167,189     80.00     40.94     0.00    0.00
12                                2       317,070        0.10     7.749       679      158,535     92.67     41.49     0.00   73.34
                              -----  ------------      ------     -----       ---     --------     -----     -----    -----   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====    =====   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING    LTV       RATIO     DOC       IO
-------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                            321  $ 64,700,919       19.59%    8.019%      692     $201,560     83.82%    40.59%   36.95%  29.34%
6 Months                          1       187,449        0.06     6.125       735      187,449     80.00     37.50   100.00    0.00
12 Months                        90    27,264,885        8.25     7.512       694      302,943     78.44     39.93    28.30   42.66
13 Months                         1        98,795        0.03     6.990       760       98,795     53.51     46.90   100.00    0.00
24 Months                       513   118,889,745       35.99     7.587       686      231,754     81.82     42.98    31.53   39.58
30 Months                         1       283,500        0.09     8.190       752      283,500     89.15     44.00     0.00    0.00
36 Months                       558   118,481,745       35.87     7.341       694      212,333     76.42     40.03    48.29   28.79
60 Months                         1       411,300        0.12     7.490       713      411,300     89.61     23.28   100.00  100.00
                              -----  ------------      ------     -----       ---     --------     -----     -----   ------  ------
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====   ======  ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

CREDIT SCORES

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF                   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES                LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       RATIO     DOC       IO
-------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       62  $ 12,803,505        3.88%    7.856%      623     $206,508     72.98%    42.57%   43.68%  17.26%
626 to 650                      225    45,564,354       13.79     7.736       638      202,508     73.88     41.91    40.74   34.47
651 to 675                      343    76,962,446       23.30     7.704       665      224,380     81.43     41.91    35.15   33.55
676 to 700                      332    74,412,252       22.53     7.641       687      224,133     81.67     41.18    32.14   32.69
701 to 725                      230    50,669,338       15.34     7.416       712      220,301     81.78     40.30    40.15   36.90
726 to 750                      140    34,791,316       10.53     7.289       737      248,509     80.36     40.73    37.33   45.49
751 to 775                       89    20,353,554        6.16     7.455       762      228,692     84.01     41.13    53.11   31.58
776 to 800                       50    11,477,653        3.47     7.185       787      229,553     75.43     38.08    56.22   18.62
801 to 816                       15     3,283,919        0.99     7.497       805      218,928     81.11     37.87    40.09   32.03
                              -----  ------------      ------     -----       ---     --------     -----     -----    -----   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====    =====   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 691.

CREDIT GRADE

                                                                                                          WEIGHTED
                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       RATIO     DOC       IO
------------               --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
PA1                             172  $ 48,765,613       14.76%    6.974%      751     $283,521     72.79%    40.15%   39.93%  38.17%
PA2                             262    58,611,773       17.74     7.311       696      223,709     74.09     40.33    31.40   34.79
PA3                             521   108,073,931       32.72     7.662       649      207,436     74.42     41.67    38.94   31.90
SA1                             367    75,785,233       22.94     7.855       720      206,499     92.15     40.96    45.19   35.55
SA2                             164    39,081,788       11.83     7.952       669      238,304     89.74     42.78    32.80   30.12
                              -----  ------------      ------     -----       ---     --------     -----     -----    -----   -----
TOTAL:                        1,486  $330,318,338      100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%  33.97%
                              =====  ============      ======     =====       ===     ========     =====     =====    =====   =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                 94  $ 20,417,611      8.05%    8.036%      688     $217,209     78.15%    41.11%    6.89%   82.38%
2.501% to 3.000%                  6     1,400,350      0.55     6.500       684      233,392     68.95     42.33    93.77    57.30
3.001% to 3.500%                 65     9,966,018      3.93     8.038       744      153,323     94.44     39.73    73.54     4.03
3.501% to 4.000%                 26     6,415,919      2.53     6.855       686      246,766     73.37     41.77    44.05    29.69
4.001% to 4.500%                 90    22,955,330      9.06     6.848       705      255,059     79.44     40.13    46.37    38.19
4.501% to 5.000%                119    35,467,370     13.99     7.068       699      298,045     81.52     41.95    33.64    49.44
5.001% to 5.500%                176    45,795,306     18.06     7.452       688      260,201     81.39     41.84    36.94    38.50
5.501% to 6.000%                188    43,366,195     17.11     7.807       682      230,671     84.21     42.18    28.25    40.14
6.001% to 6.500%                138    31,654,206     12.49     8.088       683      229,378     84.02     42.30    22.15    47.81
6.501% to 7.000%                110    21,350,655      8.42     8.276       683      194,097     86.44     43.35    21.73    27.87
7.001% to 7.500%                 46     7,824,066      3.09     8.666       664      170,088     82.72     42.19    14.07    32.38
7.501% to 8.000%                 27     5,321,889      2.10     9.330       682      197,107     86.32     43.42    12.63    25.82
8.001% to 8.500%                  6       758,596      0.30     9.211       667      126,433     86.35     37.46    75.48    37.96
8.501% to 9.000%                  5       683,689      0.27     9.416       679      136,738     89.27     45.19    36.52     0.00
9.001% to 9.500%                  2       127,263      0.05    10.303       689       63,632     91.46     42.81    42.68     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.450% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.250% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%               11  $  3,841,642      1.52%    6.175%      701     $349,240     71.85%    41.11%   39.53%   44.49%
12.001% to 12.500%               69    20,914,564      8.25     6.521       710      303,110     76.87     40.67    43.49    51.49
12.501% to 13.000%              136    40,440,225     15.95     6.980       695      297,355     79.91     42.10    30.85    54.48
13.001% to 13.500%              157    39,644,013     15.64     7.436       693      252,510     80.86     41.30    29.99    45.59
13.501% to 14.000%              223    51,824,117     20.44     7.706       683      232,395     81.84     41.14    27.53    42.55
14.001% to 14.500%              163    33,414,987     13.18     8.047       692      205,000     86.19     41.90    41.28    36.48
14.501% to 15.000%              174    33,169,117     13.08     8.340       686      190,627     86.88     42.57    34.21    30.85
15.001% to 15.500%               73    13,544,018      5.34     8.424       681      185,534     86.51     43.12    15.81    36.28
15.501% to 16.000%               54    10,220,095      4.03     8.957       674      189,261     87.29     44.70    12.17    31.87
16.001% to 16.500%               25     4,760,103      1.88     9.300       673      190,404     85.36     43.64    20.80    26.32
16.501% to 17.000%                6       705,145      0.28    10.055       681      117,524     90.08     35.66    22.21     0.00
17.001% to 17.500%                4       772,974      0.30    10.466       732      193,243     88.38     42.67     0.00     9.06
17.501% to 18.000%                2       177,460      0.07    10.658       688       88,730     88.84     29.25     0.00     0.00
18.001% to 18.500%                1        76,000      0.03    11.250       634       76,000     80.00     49.88     0.00     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.849% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       TOTAL INITIAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    2  $    317,070      0.13%    7.749%      679     $158,535     92.67%    41.49%    0.00%   73.34%
November 2007                     1       167,189      0.07     7.250       742      167,189     80.00     40.94     0.00     0.00
December 2007                     2       230,766      0.09     8.525       645      115,383     77.49     43.60     0.00    65.52
January 2008                      2       271,321      0.11     8.143       745      135,660     98.43     34.81   100.00     0.00
March 2008                        3       286,807      0.11     8.319       649       95,602     75.56     45.85    53.25    37.87
April 2008                       14     2,378,635      0.94     8.014       700      169,902     88.78     41.37    44.73    37.47
May 2008                         85    16,474,007      6.50     8.029       701      193,812     86.45     41.54    39.07    34.84
June 2008                       234    58,742,145     23.17     7.664       689      251,035     82.60     41.89    34.73    45.46
July 2008                       202    42,582,501     16.80     7.725       689      210,804     82.44     42.52    35.51    35.32
August 2008                     182    44,315,032     17.48     7.679       689      243,489     81.60     42.61    22.32    37.02
February 2009                     1       124,473      0.05     7.875       739      124,473    100.00     42.41   100.00     0.00
March 2009                        3       734,810      0.29     7.925       663      244,937     84.62     41.30     0.00     0.00
April 2009                        5     1,072,728      0.42     8.201       683      214,546     92.93     38.32    63.75    31.66
May 2009                         58    12,772,422      5.04     7.708       682      220,214     86.96     41.47    43.54    49.21
June 2009                        67    15,105,051      5.96     7.608       687      225,449     83.48     40.01    34.06    38.84
July 2009                        56    13,408,020      5.29     7.584       684      239,429     84.40     43.42    23.51    25.28
August 2009                      72    19,248,137      7.59     7.286       700      267,335     81.14     41.52    36.31    30.21
September 2009                    1       324,800      0.13     7.890       680      324,800     80.00     38.14     0.00     0.00
February 2011                     1       438,033      0.17     6.625       668      438,033     80.00     38.27     0.00     0.00
April 2011                        1       223,200      0.09     7.875       647      223,200     80.00     44.88     0.00   100.00
May 2011                          4       782,649      0.31     6.961       692      195,662     91.96     36.82    91.31    68.05
June 2011                        10     2,945,369      1.16     7.163       696      294,537     78.19     34.93    33.79    69.77
July 2011                        31     6,892,846      2.72     7.950       703      222,350     79.18     41.53     8.26    76.88
August 2011                      57    12,698,953      5.01     7.986       685      222,789     77.36     41.28    12.96    82.71
September 2011                    4       967,500      0.38     8.286       673      241,875     78.59     41.11     0.00   100.00
                              -----  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========    ======     =====   ======   ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

Aggregate Outstanding
   Principal Balance       $177,191,143
Aggregate Original
   Principal Balance       $177,291,225
Number of Mortgage Loans            971

                           MINIMUM    MAXIMUM   AVERAGE (1)
                           -------   --------   -----------
Original Principal
   Balance                 $25,000   $625,000      $182,586
Outstanding Principal
   Balance                 $24,971   $624,419      $182,483

                                                  WEIGHTED
                           MINIMUM    MAXIMUM   AVERAGE (2)
                           -------   --------   -----------
Original Term (mos)            120        360           356
Stated remaining Term
   (mos)(4)                    119        360           353
Loan Age (mos)(4)                0         12             2
Current Interest Rate        5.990%    11.250%        7.632%
Initial Interest Rate
   Cap (3)                   1.500%     3.000%        2.433%
Periodic Rate Cap (3)        1.000%     2.000%        1.078%
Gross Margin (3)             2.500%     9.450%        5.502%
Maximum Mortgage Rate
   (3)                      11.990%    18.250%       14.007%
Minimum Mortgage Rate
   (3)                       3.125%    11.250%        7.064%
Months to Roll (3)(4)           12         36            25
Original Loan-to-Value       16.56%    100.00%        80.17%
Combined Loan-to-Value       16.56%    100.00%        83.98%
Credit Score                   620        816           689

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   08/01/2016   09/01/2036

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
LIEN POSITION
1st Lien                     100.00%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
OCCUPANCY
Primary                       79.46%
Second Home                    2.46%
Investment                    18.08%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
LOAN TYPE
Fixed Rate                    25.00%
ARM                           75.00%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
AMORTIZATION TYPE
Fully Amortizing              55.14%
Interest-Only                 23.60%
Balloon                       21.27%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
YEAR OF ORIGINATION
2005                           0.43%
2006                          99.57%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
LOAN PURPOSE
Purchase                      23.17%
Refinance -
   Rate/Term                   9.06%
Refinance - Cashout           67.77%

                        PERCENT OF
                      MORTGAGE POOL
                      -------------
PROPERTY TYPE
Single Family                 72.95%
Planned Unit
   Development                10.27%
Two-to Four-Family             9.66%
Condominium                    5.79%
Townhouse                      0.82%
Rowhouse                       0.29%
Manufactured
   Housing                     0.23%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-Off Date.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                  3  $  1,026,199      0.58%    5.993%      691     $342,066     66.55%    41.31%   37.28%    0.00%
6.001% to 6.500%                 77    19,637,683     11.08     6.370       711      255,035     68.55     39.40    65.70    26.56
6.501% to 7.000%                152    34,227,246     19.32     6.825       696      225,179     74.65     41.68    52.52    32.67
7.001% to 7.500%                166    29,780,673     16.81     7.308       681      179,402     79.76     41.21    60.87    24.34
7.501% to 8.000%                217    40,627,544     22.93     7.794       678      187,224     81.08     41.18    35.38    24.13
8.001% to 8.500%                141    22,966,961     12.96     8.331       691      162,886     87.81     41.86    37.64    20.66
8.501% to 9.000%                139    19,024,125     10.74     8.783       690      136,864     89.22     40.87    44.11    12.73
9.001% to 9.500%                 42     5,936,037      3.35     9.239       680      141,334     85.63     41.96    27.07    16.10
9.501% to 10.000%                21     2,411,619      1.36     9.740       676      114,839     85.58     41.12    27.00     7.05
10.001% to 10.500%                7       960,917      0.54    10.376       713      137,274     87.30     43.16     4.59     7.28
10.501% to 11.000%                4       443,191      0.25    10.714       693      110,798     90.46     39.93     0.00     0.00
11.001% to 11.500%                2       148,948      0.08    11.152       677       74,474     89.80     46.10     0.00     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.632% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF REMAINING            OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MONTHS TO STATED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MATURITY                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                        1  $     52,000      0.03%    7.375%      717     $ 52,000     76.47%    40.31%  100.00%    0.00%
169 to 180                       36     3,601,311      2.03     7.444       670      100,036     67.48     36.01    94.30     0.00
229 to 240                        9       897,089      0.51     8.066       686       99,677     73.76     38.75    57.27     0.00
289 to 300                        1       200,000      0.11     6.750       731      200,000     79.05     30.26   100.00     0.00
337 to 348                        1        84,541      0.05     9.700       726       84,541    100.00     29.39     0.00     0.00
349 to 360                      923   172,356,202     97.27     7.634       689      186,735     80.46     41.32    45.80    24.26
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF ORIGINAL             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOAN PRINCIPAL    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
BALANCES                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  17  $    796,182      0.45%    8.665%      692     $ 46,834     66.88%    32.22%   71.38%    0.00%
$50,001 to $ 100,000            198    15,253,767      8.61     8.288       694       77,039     81.60     37.64    69.89     1.38
$100,001 to $ 150,000           230    29,127,766     16.44     7.856       684      126,642     80.53     38.95    58.10    13.09
$150,001 to $ 200,000           181    31,626,914     17.85     7.723       688      174,734     80.92     42.25    55.65    23.12
$200,001 to $ 250,000           120    26,924,966     15.20     7.612       685      224,375     80.15     40.63    42.32    17.41
$250,001 to $ 300,000           101    27,770,146     15.67     7.551       689      274,952     80.72     41.81    33.62    34.12
$300,001 to $ 350,000            57    18,693,046     10.55     7.341       694      327,948     79.92     42.14    40.05    40.11
$350,001 to $ 400,000            40    14,955,394      8.44     7.066       692      373,885     77.68     43.02    35.24    44.75
$400,001 to $ 450,000            18     7,473,409      4.22     7.040       693      415,189     77.58     44.26    38.88    21.73
$450,001 to $ 500,000             6     2,847,823      1.61     7.240       695      474,637     80.12     46.43    33.77    17.51
$500,001 to $ 550,000             1       530,859      0.30     8.250       674      530,859     90.00     52.66     0.00     0.00
$550,001 to $ 600,000             1       566,453      0.32    10.450       751      566,453     90.00     43.20     0.00     0.00
$600,001 to $ 650,000             1       624,419      0.35     7.750       628      624,419     64.43     37.20     0.00     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,971 to approximately $624,419 and the average outstanding principal balance of the Mortgage Loans was approximately $182,483.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

PRODUCT TYPES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans              10  $  1,297,755      0.73%    7.341%      666     $129,775     69.52%    42.19%  100.00%    0.00%
30/40 Balloon Loans              15     3,228,754      1.82     7.485       686      215,250     74.86     42.82    59.24     0.00
30/45 Balloon Loans               2       539,000      0.30     7.308       698      269,500     73.36     33.41   100.00     0.00
30/50 Balloon Loans               9     2,601,955      1.47     6.550       734      289,106     64.34     38.28    69.45     0.00
10 Year Fixed Loans               1        52,000      0.03     7.375       717       52,000     76.47     40.31   100.00     0.00
15 Year Fixed Loans              26     2,303,556      1.30     7.502       672       88,598     66.32     32.53    91.09     0.00
20 Year Fixed Loans               9       897,089      0.51     8.066       686       99,677     73.76     38.75    57.27     0.00
25 Year Fixed Loans               1       200,000      0.11     6.750       731      200,000     79.05     30.26   100.00     0.00
30 Year Fixed Loans             205    33,173,068     18.72     7.313       689      161,820     71.59     40.32    71.14     8.96
2/28 LIBOR Loans (Six-
   Month LIBOR Index)           358    66,293,464     37.41     7.767       687      185,177     82.11     41.67    37.08    41.97
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        89    21,244,451     11.99     7.509       680      238,702     79.37     42.94    31.14     0.00
2/1 LIBOR Loans (One-Year
   LIBOR Index)                  65     8,167,480      4.61     8.485       744      125,654     99.70     37.34   100.00     0.00
3/27 LIBOR Loans (Six-
   Month LIBOR Index)           142    28,114,937     15.87     7.744       684      197,993     83.90     41.17    32.93    39.19
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        37     8,767,958      4.95     7.370       680      236,972     82.12     43.13    24.61     0.00
3/1 LIBOR Loans (One-Year
   LIBOR Index)                   2       309,676      0.17     8.740       685      154,838     96.13     46.96   100.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

AMORTIZATION TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                633  $ 97,699,789     55.14%    7.810%      691     $154,344     80.81%    40.43%   54.56%    0.00%
Balloon                         162    37,679,873     21.27     7.400       684      232,592     78.16     42.49    38.03     0.00
24 Month Interest-Only            1       151,200      0.09     9.130       648      151,200     80.00     45.57     0.00   100.00
60 Month Interest-Only          170    40,602,781     22.91     7.419       688      238,840     80.57     41.71    35.99   100.00
120 Month Interest-Only           5     1,057,500      0.60     7.407       709      211,500     77.04     41.73    81.39   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER    AGGREGATE                       WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL    PERCENT  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      INCOME    DOC       IO
-----------------------    --------  -----------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          14  $ 1,460,837      0.82%    8.158%      678     $104,346     86.73%    43.48%   44.94%   10.35%
Alaska                            1       94,859      0.05     7.500       655       94,859     61.29     25.55     0.00     0.00
Arizona                          57   10,396,452      5.87     7.537       680      182,394     77.70     42.01    51.27    40.35
Arkansas                          3      263,045      0.15     8.742       660       87,682     75.48     42.90    58.97     0.00
California                      123   35,905,644     20.26     7.055       695      291,916     71.96     42.34    37.77    31.42
Colorado                         19    3,153,628      1.78     7.451       677      165,980     83.52     39.85    74.05    58.69
Connecticut                      23    4,781,979      2.70     7.718       683      207,912     83.96     44.74    32.65    36.06
Delaware                          3      521,450      0.29     7.997       675      173,817     90.03     48.16    61.74    33.14
Florida                          95   16,700,704      9.43     7.715       682      175,797     79.68     40.13    47.51     8.94
Georgia                          25    3,533,115      1.99     8.223       699      141,325     88.99     40.87    66.46     8.60
Idaho                             4      659,772      0.37     7.648       673      164,943     83.31     47.54    68.17     0.00
Illinois                         53   10,429,162      5.89     8.311       700      196,777     88.74     43.85    36.25    19.99
Indiana                          18    2,084,450      1.18     7.826       725      115,803     88.09     38.91    66.72    10.79
Iowa                              6      500,945      0.28     8.135       701       83,491     86.45     37.90    71.78     0.00
Kansas                            4      479,694      0.27     6.964       704      119,924     81.82     28.89    80.38    27.50
Kentucky                         13    1,341,225      0.76     8.162       689      103,171     89.60     36.26    76.01     0.00
Louisiana                         8      639,288      0.36     7.977       688       79,911     77.22     35.93    22.34     0.00
Maine                             4      719,155      0.41     7.540       690      179,789     92.65     35.01    18.08     0.00
Maryland                         63   13,701,552      7.73     7.455       688      217,485     82.10     41.37    50.94    33.81
Massachusetts                    21    5,851,735      3.30     7.559       705      278,654     79.58     41.69    18.03     0.00
Michigan                         20    2,033,830      1.15     8.160       722      101,691     89.92     39.74    67.78     0.00
Minnesota                        22    3,491,020      1.97     7.878       699      158,683     85.88     41.72    53.90    38.79
Mississippi                       2      197,250      0.11     8.034       702       98,625     80.25     25.87   100.00     0.00
Missouri                         17    1,650,800      0.93     8.386       680       97,106     77.23     41.21    43.36     0.00
Montana                           1      169,704      0.10     8.750       719      169,704    100.00     45.74   100.00     0.00
Nevada                           14    3,274,962      1.85     7.726       678      233,926     81.83     41.72    71.00    61.34
New Hampshire                     3      582,764      0.33     6.951       692      194,255     72.46     41.01    18.88     0.00
New Jersey                       23    4,753,250      2.68     7.943       683      206,663     82.80     37.50    16.72    36.27
New Mexico                        4      463,428      0.26     8.035       678      115,857     78.96     28.39    44.45     0.00
New York                         25    6,211,254      3.51     7.431       662      248,450     74.87     40.01    37.53    13.73
North Carolina                    9      838,625      0.47     8.377       693       93,181     86.43     40.66    76.04    12.95
Ohio                             32    3,667,448      2.07     7.918       728      114,608     86.32     37.13    76.35    13.55
Oklahoma                          4      236,062      0.13     8.711       682       59,015     72.81     33.88     0.00     0.00
Oregon                            7    1,499,446      0.85     7.875       664      214,207     79.84     35.32    48.70    65.94
Pennsylvania                     40    4,991,417      2.82     7.962       687      124,785     81.38     38.22    54.04    14.47
Rhode Island                      5    1,001,388      0.57     7.272       705      200,278     83.48     44.71    64.00     0.00
South Carolina                    6      619,136      0.35     8.408       702      103,189     88.58     34.68    64.05     0.00
South Dakota                      1       87,404      0.05     9.000       703       87,404    100.00     35.03   100.00     0.00
Tennessee                        32    4,206,747      2.37     7.693       673      131,461     81.01     39.82    70.73    13.17
Texas                            36    4,818,318      2.72     7.685       677      133,842     81.56     39.93    75.61     7.97
Utah                              7    1,000,537      0.56     7.980       682      142,934     80.74     42.27    39.34    31.42
Vermont                           1       74,911      0.04     8.600       636       74,911     42.86     40.81   100.00     0.00
Virginia                         59   11,089,952      6.26     7.732       684      187,965     80.64     43.88    45.11    25.15
Washington                       18    3,623,944      2.05     7.852       679      201,330     84.41     39.71    33.91    16.96
West Virginia                     3      414,124      0.23     8.381       646      138,041     73.75     34.26    27.77     0.00
Wisconsin                        23    2,974,732      1.68     7.842       702      129,336     85.61     41.31    56.30    21.86
                                ---  -----------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          971  $177,191,14    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ===========    ======     =====       ===     ========    ======     =====   ======    =====

No more than approximately 0.65% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER    AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS   OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   41  $  5,613,575      3.17%    7.123%      684     $136,916     39.59%    35.99%   69.48%   18.12%
50.01% to 55.00%                 21     3,562,627      2.01     6.873       681      169,649     52.10     37.12    67.76    19.31
55.01% to 60.00%                 30     6,486,034      3.66     6.831       701      216,201     57.60     38.37    61.25     0.00
60.01% to 65.00%                 37     7,312,148      4.13     6.945       684      197,626     63.36     37.75    55.09    10.50
65.01% to 70.00%                 30     6,354,417      3.59     7.121       689      211,814     68.29     41.60    42.47    38.75
70.01% to 75.00%                 80    16,018,514      9.04     7.249       680      200,231     73.49     42.27    40.57    27.92
75.01% to 80.00%                367    67,410,099     38.04     7.644       676      183,679     79.62     42.01    39.95    27.45
80.01% to 85.00%                 53     9,925,432      5.60     7.351       702      187,272     83.86     40.94    52.27    21.09
85.01% to 90.00%                109    21,511,783     12.14     7.773       699      197,356     89.56     41.78    33.60    23.66
90.01% to 95.00%                 67    13,601,794      7.68     8.197       697      203,012     94.66     42.91    39.72    32.64
95.01% to 100.00%               136    19,394,719     10.95     8.476       718      142,608     99.80     39.93    76.54    11.73
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 80.17%

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL     OF      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   41  $  5,613,575      3.17%    7.123%      684     $136,916     39.59%    35.99%   69.48%   18.12%
50.01% to 55.00%                 21     3,562,627      2.01     6.873       681      169,649     52.10     37.12    67.76    19.31
55.01% to 60.00%                 29     6,069,034      3.43     6.854       702      209,277     57.51     38.33    65.46     0.00
60.01% to 65.00%                 36     7,178,066      4.05     6.926       685      199,391     63.35     37.55    56.11    10.69
65.01% to 70.00%                 30     6,354,417      3.59     7.121       689      211,814     68.29     41.60    42.47    38.75
70.01% to 75.00%                 71    14,626,136      8.25     7.200       681      206,002     73.44     42.08    41.85    29.16
75.01% to 80.00%                182    35,893,409     20.26     7.601       674      197,217     79.25     40.43    39.13    18.08
80.01% to 85.00%                 50     9,533,694      5.38     7.310       703      190,674     83.82     40.85    53.29    21.95
85.01% to 90.00%                113    22,551,716     12.73     7.754       698      199,573     88.97     41.50    34.38    26.36
90.01% to 95.00%                 76    14,998,549      8.46     8.135       693      197,349     92.94     43.07    42.50    31.81
95.01% to 100.00%               322    50,809,918     28.68     8.002       694      157,795     87.41     42.45    52.59    26.20
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 83.98%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 19.74% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.80%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-INCOME    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RATIOS                       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   38  $  4,824,609      2.72%    7.867%      703     $126,963     80.76%    15.40%   43.87%    2.73%
20.01% to 25.00%                 40     4,899,160      2.76     7.850       696      122,479     80.25     22.74    49.89    14.39
25.01% to 30.00%                 72    11,927,170      6.73     7.433       703      165,655     75.24     27.74    62.93    19.48
30.01% to 35.00%                 92    15,563,298      8.78     7.338       690      169,166     74.51     32.88    59.10    33.13
35.01% to 40.00%                151    27,810,773     15.70     7.622       685      184,177     79.39     37.86    44.37    21.70
40.01% to 45.00%                220    41,095,767     23.19     7.687       688      186,799     81.75     42.65    40.78    26.67
45.01% to 50.00%                287    57,861,087     32.65     7.661       688      201,607     81.17     47.67    41.93    24.23
50.01% to 55.00%                 68    12,536,034      7.07     7.719       679      184,353     83.50     52.14    64.22    18.26
55.01% to 60.00%                  3       673,246      0.38     7.615       701      224,415     80.86     55.26    64.06    28.52
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.12% to 55.42% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.18%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             587  $120,085,098     67.77%    7.503%      684     $204,574     77.96%    41.21%   42.71%   26.56%
Purchase                        286    41,057,902     23.17     8.146       702      143,559     87.99     41.30    56.08    16.24
Refinance - Rate/Term            98    16,048,143      9.06     7.284       696      163,757     76.66     40.63    54.80    20.24
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

PROPERTY TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   741  $129,253,001     72.95%    7.631%      688     $174,431     79.62%    40.62%   47.59%   25.61%
Planned Unit Development         81    18,189,193     10.27     7.405       681      224,558     79.89     41.72    45.98    23.79
Two-to Four-Family               75    17,119,326      9.66     7.796       700      228,258     81.97     43.43    40.98     7.04
Condominium                      58    10,255,253      5.79     7.728       698      176,815     84.71     43.11    49.40    30.94
Townhouse                         9     1,459,054      0.82     7.991       673      162,117     80.31     43.38    31.27     0.00
Rowhouse                          5       516,374      0.29     7.794       690      103,275     83.27     36.95    56.75     0.00
Manufactured Housing              2       398,943      0.23     7.091       676      199,471     71.14     47.69   100.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

DOCUMENTATION

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            418  $ 87,108,056     49.16%    7.815%      685     $208,392     80.42%    42.05%    0.00%   28.11%
Full Documentation              516    83,105,163     46.90     7.438       693      161,057     79.89     40.67   100.00    18.62
Lite Documentation               33     6,483,324      3.66     7.599       690      196,464     80.85     35.96     0.00    28.56
No Documentation                  4       494,600      0.28     8.314       711      123,650     74.37      0.00     0.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

OCCUPANCY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                         732  $140,801,312     79.46%    7.466%      685     $192,352     78.69%    41.59%   43.60%   28.70%
Investment                      214    32,038,775     18.08     8.286       705      149,714     86.16     39.42    61.09     2.18
Second Home                      25     4,351,057      2.46     8.199       685      174,042     83.94     40.66    49.22    16.30
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

MORTGAGE LOANS AGE SUMMARY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                 1  $    324,800      0.18%    7.890%      680     $324,800     80.00%    38.14%    0.00%    0.00%
1                               266    50,775,427     28.66     7.445       691      190,885     77.16     40.41    45.68    22.52
2                               260    49,421,208     27.89     7.630       688      190,082     79.81     41.76    46.02    24.61
3                               265    48,472,446     27.36     7.675       686      182,915     81.25     41.96    44.39    27.13
4                               134    21,490,056     12.13     7.877       693      160,374     84.27     40.64    57.13    20.12
5                                27     4,283,388      2.42     7.905       686      158,644     85.65     39.74    57.67    11.27
6                                10     1,470,734      0.83     7.928       653      147,073     78.73     36.43    33.98     7.38
7                                 2       199,267      0.11     7.903       718       99,634     94.10     42.12    62.47     0.00
8                                 2       271,321      0.15     8.143       745      135,660     98.43     34.81   100.00     0.00
9                                 2       230,766      0.13     8.525       645      115,383     77.49     43.60     0.00    65.52
10                                1       167,189      0.09     7.250       742      167,189     80.00     40.94     0.00     0.00
12                                1        84,541      0.05     9.700       726       84,541    100.00     29.39     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            223  $ 37,982,524     21.44%    8.069%      695     $170,325     85.21%    40.50%   44.97%   20.12%
6 Months                          1       187,449      0.11     6.125       735      187,449     80.00     37.50   100.00     0.00
12 Months                        50    11,228,303      6.34     7.525       685      224,566     78.05     40.84    46.50    15.30
13 Months                         1        98,795      0.06     6.990       760       98,795     53.51     46.90   100.00     0.00
24 Months                       351    67,352,746     38.01     7.613       684      191,888     81.39     42.30    37.80    31.80
36 Months                       345    60,341,326     34.05     7.404       691      174,902     76.06     40.40    58.09    18.28
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

CREDIT SCORES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       44  $  7,917,843      4.47%    7.969%      623     $179,951     72.83%    41.39%   46.61%   13.85%
626 to 650                      152    27,307,267     15.41     7.711       638      179,653     73.30     41.72    46.02    26.77
651 to 675                      220    40,437,339     22.82     7.676       665      183,806     81.39     41.47    41.68    21.25
676 to 700                      213    39,847,097     22.49     7.700       687      187,076     82.51     41.91    45.23    23.94
701 to 725                      149    26,257,091     14.82     7.578       711      176,222     83.15     42.04    43.94    26.66
726 to 750                       85    15,705,996      8.86     7.288       736      184,776     79.95     39.73    54.18    28.39
751 to 775                       64    11,719,076      6.61     7.562       761      183,111     83.77     39.31    60.37    21.94
776 to 800                       33     6,050,119      3.41     7.456       785      183,337     78.38     36.98    60.08    15.90
801 to 816                       11     1,949,314      1.10     7.319       804      177,210     78.55     35.83    62.38    14.16
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 689.

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                  1  $    129,800      0.10%    7.340%      660     $129,800     80.00%    41.69%  100.00%    0.00%
2.501% to 3.000%                  4       597,950      0.45     6.805       672      149,487     81.22     34.89    85.42     0.00
3.001% to 3.500%                 59     8,906,223      6.70     8.020       745      150,953     94.23     39.30    76.77     4.51
3.501% to 4.000%                 18     3,499,160      2.63     7.259       679      194,398     75.84     39.85    38.12    13.73
4.001% to 4.500%                 66    14,066,780     10.58     7.015       693      213,133     79.25     39.73    45.95    29.19
4.501% to 5.000%                 66    15,780,664     11.87     7.090       697      239,101     78.90     42.32    36.23    34.06
5.001% to 5.500%                109    22,005,666     16.56     7.403       689      201,887     82.66     42.64    47.28    31.98
5.501% to 6.000%                138    29,146,253     21.93     7.758       677      211,205     83.54     41.67    30.45    33.68
6.001% to 6.500%                 90    17,176,482     12.92     8.117       680      190,850     83.45     42.97    29.37    40.03
6.501% to 7.000%                 79    12,079,067      9.09     8.393       684      152,900     86.18     41.60    31.30    26.14
7.001% to 7.500%                 35     5,207,579      3.92     8.687       667      148,788     83.52     40.23    18.89    26.54
7.501% to 8.000%                 19     3,356,803      2.53     9.584       673      176,674     83.31     43.21    14.43     6.28
8.001% to 8.500%                  4       402,596      0.30     9.427       702      100,649     91.97     33.16    53.79     0.00
8.501% to 9.000%                  3       415,679      0.31     9.694       682      138,560     90.93     49.08    60.07     0.00
9.001% to 9.500%                  2       127,263      0.10    10.303       689       63,632     91.46     42.81    42.68     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----   ------    -----
TOTAL:                          693  $132,897,966    100.00%    7.741%      688     $191,772     83.17%    41.61%   38.44%   29.22%
                                ===  ============    ======    ======       ===     ========     =====     =====   ======    =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 9.450% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.502% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%                2  $    643,581      0.48%    5.994%      692     $321,790     78.35%    37.97%    0.00%    0.00%
12.001% to 12.500%               36     9,355,432      7.04     6.353       702      259,873     75.56     39.48    45.60    39.37
12.501% to 13.000%               67    17,695,270     13.31     6.865       697      264,109     78.32     42.21    35.87    33.96
13.001% to 13.500%               79    16,706,889     12.57     7.267       688      211,480     81.27     41.60    43.31    25.56
13.501% to 14.000%              145    29,634,641     22.30     7.621       681      204,377     82.20     40.97    31.05    36.41
14.001% to 14.500%              114    19,914,251     14.98     8.032       689      174,686     86.79     42.19    55.93    30.09
14.501% to 15.000%              136    21,519,414     16.19     8.378       692      158,231     88.03     41.86    43.16    21.84
15.001% to 15.500%               47     7,222,871      5.43     8.496       687      153,678     86.70     40.85    20.85    22.47
15.501% to 16.000%               34     4,942,374      3.72     9.028       667      145,364     84.41     44.56    25.16    19.35
16.001% to 16.500%               20     3,531,664      2.66     9.235       673      176,583     83.76     44.28    19.88    21.09
16.501% to 17.000%                6       705,145      0.53    10.055       681      117,524     90.08     35.66    22.21     0.00
17.001% to 17.500%                4       772,974      0.58    10.466       732      193,243     88.38     42.67     0.00     9.06
17.501% to 18.000%                2       177,460      0.13    10.658       688       88,730     88.84     29.25     0.00     0.00
18.001% to 18.500%                1        76,000      0.06    11.250       634       76,000     80.00     49.88     0.00     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                          693  $132,897,966    100.00%    7.741%      688     $191,772     83.17%    41.61%   38.44%   29.22%
                                ===  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.007% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 1 INITIAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE


                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    1  $     84,541      0.06%    9.700%      726     $ 84,541    100.00%    29.39%    0.00%    0.00%
November 2007                     1       167,189      0.13     7.250       742      167,189     80.00     40.94     0.00     0.00
December 2007                     2       230,766      0.17     8.525       645      115,383     77.49     43.60     0.00    65.52
January 2008                      2       271,321      0.20     8.143       745      135,660     98.43     34.81   100.00     0.00
March 2008                        3       286,807      0.22     8.319       649       95,602     75.56     45.85    53.25    37.87
April 2008                        8     1,137,011      0.86     7.682       727      142,126     95.50     38.12    70.99    12.59
May 2008                         58     9,139,746      6.88     8.122       705      157,582     86.80     39.97    60.39    19.53
June 2008                       151    29,523,418     22.22     7.752       687      195,519     82.69     42.09    44.33    30.99
July 2008                       153    28,831,782     21.69     7.813       689      188,443     83.58     42.28    41.44    30.86
August 2008                     125    25,371,567     19.09     7.585       688      202,973     80.29     41.31    27.25    29.90
February 2009                     1       124,473      0.09     7.875       739      124,473    100.00     42.41   100.00     0.00
March 2009                        2       535,231      0.40     7.375       663      267,615     78.89     40.08     0.00     0.00
April 2009                        4       953,039      0.72     8.372       670      238,260     92.04     40.08    59.20    35.63
May 2009                         39     7,143,366      5.38     8.025       677      183,163     87.45     40.75    36.37    35.55
June 2009                        53    10,157,100      7.64     7.564       688      191,643     82.45     40.04    28.10    33.54
July 2009                        41     8,629,236      6.49     7.691       684      210,469     86.50     43.00    26.09    26.07
August 2009                      48     9,986,575      7.51     7.478       687      208,054     79.88     42.34    39.99    24.86
September 2009                    1       324,800      0.24     7.890       680      324,800     80.00     38.14     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          693  $132,897,966    100.00%    7.741%      688     $191,772     83.17%    41.61%   38.44%   29.22%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

        Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

Aggregate Outstanding
   Principal Balance       $153,127,195
Aggregate Original
   Principal Balance       $153,185,280
Number of Mortgage Loans            515

                           MINIMUM    MAXIMUM   AVERAGE (1)
                           -------   --------   -----------
Original Principal
   Balance                 $35,000   $980,000      $297,447
Outstanding Principal
   Balance                 $34,861   $980,000      $297,334

                                                WEIGHTED
                           MINIMUM   MAXIMUM   AVERAGE(2)
                           -------   -------   ----------
Original Term (mos)            180       360          358
Stated remaining Term
   (mos)(4)                    174       360          355
Loan Age (mos)(4)                0        12            2
Current Interest Rate        5.990%   10.750%       7.513%
Initial Interest Rate
   Cap (3)                   1.500%    6.000%       2.855%
Periodic Rate Cap (3)        1.000%    2.000%       1.039%
Gross Margin (3)             2.250%    9.000%       4.971%
Maximum Mortgage Rate (3)   11.625%   16.250%      13.674%
Minimum Mortgage Rate (3)    2.250%    9.860%       6.351%
Months to Roll (3)(4)           12        60           32
Original Loan-to-Value       23.53%   100.00%       79.81%
Combined Loan-to-Value       23.53%   100.00%       88.06%
Credit Score                   620       812          693

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/10/2021   09/01/2036

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LIEN POSITION
1st Lien                   100.00%

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
OCCUPANCY
Primary                     89.11%
Second Home                  3.11%
Investment                   7.78%

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LOAN TYPE
Fixed Rate                  21.24%
ARM                         78.76%


                      PERCENT OF
                    MORTGAGE POOL
                    -------------
AMORTIZATION TYPE
Fully Amortizing            35.58%
Interest-Only               45.97%
Balloon                     18.45%

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
YEAR OF
   ORIGINATION
2005                         0.15%
2006                        99.85%

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LOAN PURPOSE
Purchase                    51.06%
Refinance -
   Rate/Term                 5.32%
Refinance -
   Cashout                  43.63%

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
PROPERTY TYPE
Single Family               69.32%
Planned Unit                20.71%
Development
Two-to Four-
   Family                    4.88%
Condominium                  4.34%
Townhouse                    0.75%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4) As of the Cut-Off Date.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

MORTGAGE RATES


                         NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                           OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE    AVERAGE   PERCENT
                        MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL   DEBT-TO-     FULL  PERCENT
RANGE OF MORTGAGE RATES   LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV   INCOME RATIO   DOC      IO
----------------------- -------- ------------ ---------- -------- -------- ----------- -------- ------------ ------- -------
5.501% to 6.000%               7 $  2,888,617      1.89%   5.992%      716    $412,660   66.65%       38.73%  65.80%  48.95%
6.001% to 6.500%              45   18,875,487     12.33    6.350       718     419,455   73.12        38.08   59.80   25.04
6.501% to 7.000%              81   32,134,283     20.99    6.794       695     396,720   76.64        40.80   37.22   43.36
7.001% to 7.500%              85   26,265,222     17.15    7.332       697     309,003   79.91        41.10   29.31   49.42
7.501% to 8.000%             112   30,141,035     19.68    7.816       683     269,116   81.30        41.53   16.10   55.54
8.001% to 8.500%              99   24,370,771     15.92    8.290       689     246,169   83.71        42.86   16.18   52.99
8.501% to 9.000%              58   14,200,421      9.27    8.758       679     244,835   84.94        43.88   12.03   50.52
9.001% to 9.500%              17    2,341,870      1.53    9.237       683     137,757   87.33        37.27   24.46   21.69
9.501% to 10.000%              9    1,467,050      0.96    9.657       675     163,006   95.85        38.39    0.00    0.00
10.001% to 10.500%             1      367,496      0.24   10.250       693     367,496  100.00        50.39    0.00    0.00
10.501% to 11.000%             1       74,943      0.05   10.750       676      74,943  100.00        49.33    0.00    0.00
                             --- ------------    ------   ------       ---    --------  ------        -----   -----   -----
TOTAL:                       515 $153,127,195    100.00%   7.513%      693    $297,334   79.81%       41.18%  28.68%  45.97%
                             === ============    ======   ======       ===    ========  ======        =====   =====   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.513% per annum.

REMAINING MONTHS TO STATED MATURITY

                         NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
RANGE OF                   OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE    AVERAGE   PERCENT
REMAINING MONTHS        MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL   DEBT-TO-     FULL  PERCENT
TO STATED MATURITY        LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV   INCOME RATIO   DOC      IO
------------------      -------- ------------ ---------- -------- -------- ----------- -------- ------------ ------- -------
169 to 180                     9 $  1,467,123      0.96%   6.815%      737    $163,014   71.58%       34.75%  90.13%   0.00%
229 to 240                     3      814,128      0.53    6.694       676     271,376   50.76        16.95   10.06    0.00
337 to 348                     1      232,530      0.15    7.040       662     232,530   90.00        45.89    0.00  100.00
349 to 360                   502  150,613,415     98.36    7.525       693     300,027   80.03        41.37   28.23   46.58
                             --- ------------    ------    -----       ---    --------   -----        -----   -----  ------
TOTAL:                       515 $153,127,195    100.00%   7.513%      693    $297,334   79.81%       41.18%  28.68%  45.97%
                             === ============    ======    =====       ===    ========   =====        =====   =====  ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                        WEIGHTED
                            NUMBER    AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   DEBT-TO-  PERCENT
ORIGINAL MORTGAGE          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS   OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                   2  $     84,861      0.06%    7.853%      709     $ 42,431     58.22%    21.48%   58.92%    0.00%
$50,001 to  $ 100,000            54     4,253,123      2.78     8.321       679       78,762     80.09     38.42    35.49    18.65
$100,001 to $ 150,000            72     8,907,773      5.82     7.985       687      123,719     81.31     39.52    34.34    25.53
$150,001 to $ 200,000            73    12,681,465      8.28     7.970       682      173,719     80.56     41.60    21.14    27.68
$200,001 to $ 250,000            49    11,168,389      7.29     7.801       684      227,926     81.27     41.64    25.06    46.26
$250,001 to $ 300,000            52    14,366,440      9.38     7.892       693      276,278     83.21     43.95    21.51    57.34
$300,001 to $ 350,000            29     9,384,148      6.13     7.586       685      323,591     80.37     42.39    24.78    65.68
$350,001 to $ 400,000            26     9,796,969      6.40     7.331       699      376,807     78.21     40.00    30.31    47.08
$400,001 to $ 450,000            35    14,982,975      9.78     7.313       689      428,085     78.50     43.16    34.17    53.71
$450,001 to $ 500,000            50    23,776,176     15.53     7.347       709      475,524     80.10     41.32    32.42    52.05
$500,001 to $ 550,000            25    13,172,066      8.60     7.030       694      526,883     78.89     42.90    40.43    56.31
$550,001 to $ 600,000            22    12,645,798      8.26     7.340       702      574,809     81.26     40.07    27.30    31.70
$600,001 to $ 650,000            13     8,006,875      5.23     7.062       693      615,913     77.31     35.77    30.75    38.71
$650,001 to $ 700,000             4     2,752,735      1.80     6.618       721      688,184     71.23     37.87    49.85    24.88
$700,001 to $ 750,000             5     3,639,902      2.38     7.349       679      727,980     73.26     39.00     0.00    59.22
$750,001 to $ 800,000             1       787,500      0.51     7.250       641      787,500     75.00     42.63     0.00     0.00
$850,001 to $ 900,000             2     1,740,000      1.14     7.932       666      870,000     80.00     35.47     0.00    49.43
$950,001 to $1,000,000            1       980,000      0.64     8.125       749      980,000     80.00     47.30     0.00   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $34,861 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately $297,334.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

PRODUCT TYPES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans               2  $    199,630      0.13%    7.835%      677     $ 99,815     87.72%    25.38%   82.54%    0.00%
30/40 Balloon Loans               6     2,570,812      1.68     6.534       704      428,469     69.97     29.28    39.09     0.00
30/50 Balloon Loans               5     2,391,249      1.56     6.466       696      478,250     65.93     36.68    82.23     0.00
15 Year Fixed Loans               7     1,267,493      0.83     6.655       747      181,070     69.03     36.23    91.32     0.00
20 Year Fixed Loans               3       814,128      0.53     6.694       676      271,376     50.76     16.95    10.06     0.00
30 Year Fixed Loans              87    25,277,388     16.51     7.185       696      290,545     72.85     39.57    46.35    10.60
2/28 LIBOR Loans
   (Six-Month
   LIBOR Index)                 165    53,362,590     34.85     7.675       692      323,410     83.15     42.53    19.46    70.18
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR Index)       47    15,760,915     10.29     7.633       683      335,339     80.23     44.33    21.17     0.00
2/1 LIBOR Loans (One-Year
   LIBOR Index)                  11     1,597,820      1.04     8.175       708      145,256     89.71     41.09    57.39     0.00
3/27 LIBOR Loans
   (Six-Month
   LIBOR Index)                  58    18,400,969     12.02     7.430       698      317,258     84.37     42.00    37.32    58.02
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR Index)       15     6,459,651      4.22     7.034       696      430,643     82.42     40.15    35.99     0.00
3/1 LIBOR Loans (One-Year
   LIBOR Index)                   1        76,000      0.05     8.150       702       76,000     80.00     44.42   100.00     0.00
5/25 LIBOR Loans
   (Six-Month
   LIBOR Index)                 101    23,229,587     15.17     7.880       691      229,996     78.67     40.26    13.42    82.53
5/25 LIBOR Balloon Loans
   (Six-Month LIBOR Index)        4       872,846      0.57     7.244       706      218,211     73.65     45.82    71.36     0.00
5/1 LIBOR Loans (One-Year
   LIBOR Index)                   3       846,117      0.55     7.173       662      282,039     80.00     39.55    21.85    48.23
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

AMORTIZATION TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE            LOANS   OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                226  $ 54,484,145     35.58%    7.545%      692     $241,080     78.59%    39.83%   38.37%    0.00%
Balloon                          79    28,255,104     18.45     7.287       690      357,660     78.44     41.27    33.34     0.00
60 Month Interest-Only          205    68,162,678     44.51     7.584       696      332,501     81.17     42.41    19.34   100.00
120 Month Interest-Only           5     2,225,267      1.45     7.425       678      445,053     85.18     35.30    18.48   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
STATE                        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----                      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           6  $    929,270      0.61%    7.381%      692     $154,878     75.82%    31.61%   56.41%   24.02%
Arizona                          19     4,625,516      3.02     7.936       682      243,448     79.65     43.51    24.18    81.58
Arkansas                          2       252,678      0.17     9.101       681      126,339     84.41     42.82     0.00     0.00
California                      126    56,836,448     37.12     7.077       700      451,083     78.02     41.57    29.02    46.11
Colorado                          6     1,204,577      0.79     7.760       694      200,763     78.73     46.66     8.37    77.94
Connecticut                       6     2,125,474      1.39     6.828       725      354,246     74.52     34.58    62.57     0.00
Delaware                          1       246,255      0.16     8.500       737      246,255    100.00     40.16     0.00     0.00
District of Columbia              1       446,250      0.29     8.750       642      446,250     75.00     44.96     0.00   100.00
Florida                          77    17,117,463     11.18     7.885       693      222,305     80.52     42.65    24.13    47.45
Georgia                          31     4,736,225      3.09     8.031       681      152,781     78.19     42.76    15.54    67.18
Hawaii                            1       270,000      0.18     8.875       686      270,000    100.00     43.18     0.00     0.00
Idaho                             6     1,085,012      0.71     7.929       692      180,835     81.45     43.43     0.00    83.32
Illinois                         14     3,936,424      2.57     8.018       689      281,173     84.85     40.40    28.54    37.10
Indiana                           4       909,122      0.59     7.592       711      227,280     86.43     41.43    66.84    33.16
Iowa                              3       515,110      0.34     6.919       692      171,703     89.96     39.47   100.00    67.50
Kansas                            1        76,885      0.05     9.860       691       76,885    100.00     25.72     0.00     0.00
Kentucky                          5       644,596      0.42     8.554       687      128,919     89.34     40.55    18.76    18.86
Louisiana                         5     1,027,858      0.67     7.602       680      205,572     86.25     36.83    48.81    40.02
Maine                             1       128,695      0.08     6.990       704      128,695     80.00     21.24     0.00     0.00
Maryland                         26     9,722,852      6.35     7.709       688      373,956     81.46     42.74    47.79    72.45
Massachusetts                     2       695,618      0.45     7.700       743      347,809     77.82     45.72    34.11     0.00
Michigan                          4       930,057      0.61     7.372       751      232,514     74.09     39.60    76.00    24.00
Minnesota                         6     1,211,383      0.79     8.228       699      201,897     84.92     40.89     0.00    25.24
Mississippi                       1       119,689      0.08     6.840       788      119,689    100.00     24.33   100.00     0.00
Missouri                          8       919,451      0.60     8.594       674      114,931     86.87     35.66    28.43    43.27
Montana                           1       438,033      0.29     6.625       668      438,033     80.00     38.27     0.00     0.00
Nevada                            5     1,767,349      1.15     8.046       670      353,470     80.85     37.31     0.00    90.77
New Jersey                        3     1,552,875      1.01     8.110       654      517,625     74.51     41.63     0.00     0.00
New Mexico                        3       332,441      0.22     8.012       665      110,814     80.54     35.31    60.95     0.00
New York                         28    12,793,434      8.35     7.501       691      456,908     78.50     40.27    13.81    42.19
North Carolina                   12     2,459,029      1.61     7.888       675      204,919     81.99     42.82    17.92    22.81
Ohio                              5       647,813      0.42     7.995       703      129,563     89.24     33.26    34.87     0.00
Oklahoma                          8     1,354,684      0.88     7.960       676      169,336     76.22     42.70     5.02     0.00
Oregon                            3       972,344      0.63     7.598       638      324,115     80.00     46.48    82.26     0.00
Pennsylvania                     11     2,621,026      1.71     7.864       682      238,275     80.97     41.64     2.88     6.78
Rhode Island                      2       467,846      0.31     7.625       757      233,923     87.48     45.13   100.00     0.00
South Carolina                    9     2,026,493      1.32     7.667       706      225,166     75.79     33.91    28.32    64.26
Tennessee                         7     1,200,027      0.78     7.406       697      171,432     86.27     42.06    79.82    24.00
Texas                            18     3,899,214      2.55     7.822       701      216,623     76.81     31.58    32.91    27.56
Utah                              5       848,610      0.55     7.621       701      169,722     83.20     40.07    19.42    44.71
Virginia                         17     4,932,081      3.22     7.508       674      290,122     87.88     41.95    52.05    67.62
Washington                       13     3,570,235      2.33     7.688       683      274,633     82.61     42.97    29.49    52.04
West Virginia                     1        81,954      0.05     8.850       673       81,954    100.00     46.25     0.00     0.00
Wisconsin                         2       448,800      0.29     8.304       739      224,400     80.00     47.96     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======   ======

No more than approximately 1.09% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                    8  $  2,351,527      1.54%    6.870%      687     $293,941     39.71%    25.80%   33.41%   39.80%
50.01% to 55.00%                  3       757,287      0.49     6.955       732      252,429     51.73     41.02    65.97     0.00
55.01% to 60.00%                 18     6,498,077      4.24     6.701       687      361,004     57.55     43.88    55.27    15.37
60.01% to 65.00%                 17     6,535,584      4.27     6.576       694      384,446     62.70     36.86    68.17    22.27
65.01% to 70.00%                 24     7,336,750      4.79     7.101       701      305,698     69.42     33.51    32.93    19.12
70.01% to 75.00%                 39    11,078,028      7.23     7.217       676      284,052     74.37     39.71    12.98    39.58
75.01% to 80.00%                276    75,155,911     49.08     7.627       690      272,304     79.69     42.20    24.03    52.70
80.01% to 85.00%                 16     7,013,269      4.58     7.171       697      438,329     84.49     43.02    27.69    78.08
85.01% to 90.00%                 53    21,136,477     13.80     7.667       701      398,801     89.41     42.81    19.92    49.50
90.01% to 95.00%                 13     4,214,209      2.75     7.289       704      324,170     94.17     40.54    60.63    37.91
95.01% to 100.00%                48    11,050,077      7.22     8.522       707      230,210     99.84     41.07    35.94    36.83
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 79.81%.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                    8  $  2,351,527      1.54%    6.870%      687     $293,941     39.71%    25.80%   33.41%   39.80%
50.01% to 55.00%                  3       757,287      0.49     6.955       732      252,429     51.73     41.02    65.97     0.00
55.01% to 60.00%                 17     6,048,836      3.95     6.688       692      355,814     57.67     43.13    51.94    16.52
60.01% to 65.00%                 16     6,461,939      4.22     6.559       694      403,871     62.67     36.84    68.94    21.39
65.01% to 70.00%                 17     6,100,594      3.98     6.890       698      358,858     68.26     33.40    46.97     0.00
70.01% to 75.00%                 17     7,332,120      4.79     6.840       677      431,301     74.08     39.70    13.00    31.11
75.01% to 80.00%                 54    16,949,469     11.07     7.198       694      313,879     79.31     40.36    35.54    36.57
80.01% to 85.00%                 17     7,115,269      4.65     7.181       698      418,545     84.36     42.83    27.29    78.39
85.01% to 90.00%                 65    24,015,918     15.68     7.731       695      369,476     87.44     42.59    19.13    57.96
90.01% to 95.00%                 41     9,992,074      6.53     7.549       700      243,709     84.43     40.30    40.52    59.11
95.01% to 100.00%               260    66,002,164     43.10     7.875       692      253,854     83.13     42.52    22.14    50.29
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 88.06%.. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 42.87% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.41%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-INCOME    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RATIOS                       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   16  $  5,819,338      3.80%    6.882%      703     $363,709     70.99%    12.80%   14.39%   23.80%
20.01% to 25.00%                 19     3,983,680      2.60     7.256       711      209,667     78.95     23.05    55.64    21.23
25.01% to 30.00%                 24     6,127,322      4.00     7.240       699      255,305     74.93     28.11    48.27     1.66
30.01% to 35.00%                 44    12,215,066      7.98     7.466       689      277,615     77.21     32.51    33.55    49.52
35.01% to 40.00%                 76    21,447,984     14.01     7.569       698      282,210     81.31     37.99    26.67    49.87
40.01% to 45.00%                148    44,061,876     28.77     7.689       690      297,715     80.91     42.68    21.02    57.98
45.01% to 50.00%                160    50,470,754     32.96     7.471       695      315,442     80.74     47.48    23.91    46.42
50.01% to 55.00%                 28     9,001,176      5.88     7.523       678      321,471     78.51     52.14    75.18    25.93
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.38% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.18%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                        313  $ 78,182,337     51.06%    7.791%      694     $249,784     82.29%    41.89%   22.65%   48.17%
Refinance - Cashout             175    66,802,815     43.63     7.208       691      381,730     77.34     40.90    33.36    46.31
Refinance - Rate/Term            27     8,142,043      5.32     7.346       706      301,557     76.23     36.68    48.26    22.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

PROPERTY TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   366  $106,149,998     69.32%    7.435%      694     $290,027     79.87%    41.22%   29.42%   43.05%
Planned Unit Development        100    31,713,951     20.71     7.574       693      317,140     78.20     40.93    29.66    54.04
Two- to Four-Family              22     7,472,556      4.88     7.856       694      339,662     84.79     45.51    28.95    36.35
Condominium                      23     6,648,691      4.34     8.128       673      289,074     80.36     37.62    11.59    64.85
Townhouse                         4     1,142,000      0.75     7.254       713      285,500     82.52     36.87    31.35    46.23
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

DOCUMENTATION

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            338  $ 96,457,968     62.99%    7.771%      693     $285,379     81.51%    42.72%    0.00%   54.61%
Full Documentation              148    43,923,322     28.68     7.085       695      296,779     78.12     41.44   100.00    30.95
Lite Documentation               27    12,401,288      8.10     6.998       692      459,307     72.27     28.34     0.00    33.16
No Documentation                  1       190,392      0.12     8.675       656      190,392     80.00      0.00     0.00     0.00
No Ratio                          1       154,226      0.10     7.750       720      154,226    100.00      0.00     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

OCCUPANCY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                         441  $136,455,185     89.11%    7.462%      693     $309,422     79.67%    41.44%   29.64%   45.98%
Investment                       56    11,911,117      7.78     7.868       696      212,699     81.28     38.79    24.46    34.17
Second Home                      18     4,760,894      3.11     8.077       695      264,494     80.02     39.76    11.91    75.15
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

MORTGAGE LOANS AGE SUMMARY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                 4  $    967,500      0.63%    8.286%      673     $241,875     78.59%    41.11%    0.00%  100.00%
1                               172    51,249,276     33.47     7.544       697      297,961     79.11     41.37    27.27    45.37
2                               120    34,199,706     22.33     7.477       692      284,998     77.86     41.51    22.91    40.87
3                               127    43,932,784     28.69     7.484       690      345,927     80.56     40.24    29.97    50.65
4                                71    19,326,304     12.62     7.455       696      272,201     82.71     42.11    42.61    45.20
5                                12     1,940,263      1.27     8.216       694      161,689     83.60     43.14    31.49    50.06
6                                 4       407,976      0.27     8.733       688      101,994     93.99     41.98    23.22     0.00
7                                 3       623,727      0.41     6.936       666      207,909     80.00     39.73     0.00     0.00
8                                 1       247,128      0.16     7.200       735      247,128     74.13     33.72     0.00     0.00
12                                1       232,530      0.15     7.040       662      232,530     90.00     45.89     0.00   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                             98  $ 26,718,394     17.45%    7.949%      687     $272,637     81.84%    40.73%   25.54%   42.45%
12 Months                        40    16,036,583     10.47     7.503       701      400,915     78.71     39.30    15.57    61.82
24 Months                       162    51,536,999     33.66     7.553       689      318,130     82.37     43.86    23.34    49.74
30 Months                         1       283,500      0.19     8.190       752      283,500     89.15     44.00     0.00     0.00
36 Months                       213    58,140,419     37.97     7.276       697      272,960     76.79     39.64    38.12    39.71
60 Months                         1       411,300      0.27     7.490       713      411,300     89.61     23.28   100.00   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

CREDIT SCORES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       18  $  4,885,662      3.19%    7.673%      622     $271,426     73.22%    44.47%   38.93%   22.77%
626 to 650                       73    18,257,087     11.92     7.774       638      250,097     74.74     42.19    32.83    45.98
651 to 675                      123    36,525,108     23.85     7.736       665      296,952     81.47     42.40    27.91    47.16
676 to 700                      119    34,565,155     22.57     7.572       688      290,463     80.70     40.33    17.05    42.77
701 to 725                       81    24,412,248     15.94     7.241       712      301,386     80.31     38.44    36.07    47.91
726 to 750                       55    19,085,319     12.46     7.289       738      347,006     80.69     41.54    23.47    59.56
751 to 775                       25     8,634,478      5.64     7.310       764      345,379     84.34     43.60    43.25    44.67
776 to 800                       17     5,427,534      3.54     6.883       790      319,267     72.14     39.31    51.93    21.65
801 to 812                        4     1,334,604      0.87     7.756       806      333,651     84.83     40.86     7.53    58.13
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 693.

CREDIT GRADE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
PA1                              80  $ 28,095,262     18.35%    7.055%      750     $351,191     75.09%    40.55%   31.61%   45.63%
PA2                             110    31,249,233     20.41     7.306       696      284,084     75.12     39.12    21.50    43.97
PA3                             187    48,336,756     31.57     7.678       650      258,485     75.12     41.91    31.02    42.40
SA1                              89    28,434,450     18.57     7.623       721      319,488     91.40     41.44    32.12    53.58
SA2                              49    17,011,495     11.11     7.995       670      347,173     90.16     43.53    24.66    47.61
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                 93  $ 20,287,811     16.82%    8.040%      688     $218,149     78.14%    41.11%    6.29%   82.90%
2.501% to 3.000%                  2       802,400      0.67     6.272       693      401,200     59.81     47.88   100.00   100.00
3.001% to 3.500%                  6     1,059,796      0.88     8.185       733      176,633     96.27     43.94    46.37     0.00
3.501% to 4.000%                  8     2,916,759      2.42     6.372       694      364,595     70.42     44.08    51.16    48.84
4.001% to 4.500%                 24     8,888,550      7.37     6.583       725      370,356     79.72     40.77    47.02    52.45
4.501% to 5.000%                 53    19,686,706     16.32     7.051       699      371,447     83.62     41.65    31.57    61.77
5.001% to 5.500%                 67    23,789,640     19.73     7.496       687      355,069     80.22     41.11    27.38    44.53
5.501% to 6.000%                 50    14,219,942     11.79     7.908       692      284,399     85.59     43.25    23.72    53.38
6.001% to 6.500%                 48    14,477,724     12.00     8.055       687      301,619     84.70     41.50    13.59    57.06
6.501% to 7.000%                 31     9,271,588      7.69     8.123       681      299,083     86.77     45.62     9.25    30.14
7.001% to 7.500%                 11     2,616,486      2.17     8.624       657      237,862     81.12     46.09     4.49    43.99
7.501% to 8.000%                  8     1,965,086      1.63     8.897       697      245,636     91.45     43.77     9.56    59.20
8.001% to 8.500%                  2       356,000      0.30     8.967       626      178,000     80.00     42.31   100.00    80.90
8.501% to 9.000%                  2       268,009      0.22     8.984       675      134,005     86.70     39.15     0.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------   ------
TOTAL:                          405  $120,606,496    100.00%    7.637%      692     $297,794     82.05%    42.11%   23.08%   56.14%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======   ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.971% per annum.

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%                9  $  3,198,061      2.65%    6.211%      703     $355,340     70.55%    41.74%   47.48%   53.44%
12.001% to 12.500%               33    11,559,133      9.58     6.657       716      350,277     77.92     41.62    41.78    61.31
12.501% to 13.000%               69    22,744,955     18.86     7.070       694      329,637     81.15     42.02    26.95    70.44
13.001% to 13.500%               78    22,937,124     19.02     7.559       697      294,066     80.56     41.09    20.28    60.18
13.501% to 14.000%               78    22,189,476     18.40     7.820       685      284,480     81.35     41.38    22.82    50.75
14.001% to 14.500%               49    13,500,737     11.19     8.069       697      275,525     85.31     41.45    19.68    45.91
14.501% to 15.000%               38    11,649,704      9.66     8.271       677      306,571     84.75     43.88    17.66    47.48
15.001% to 15.500%               26     6,321,146      5.24     8.342       675      243,121     86.31     45.72    10.05    52.06
15.501% to 16.000%               20     5,277,721      4.38     8.890       680      263,886     89.98     44.82     0.00    43.60
16.001% to 16.500%                5     1,228,439      1.02     9.486       673      245,688     89.97     41.80    23.44    41.35
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          405  $120,606,496    100.00%    7.637%      692     $297,794     82.05%    42.11%   23.08%   56.14%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 16.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.674% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC., SURF 2006-AB3
(MERRILL LYNCH LOGO)       GROUP 2 INITIAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    1  $    232,530      0.19%    7.040%      662     $232,530     90.00%    45.89%    0.00%  100.00%
April 2008                        6     1,241,623      1.03     8.318       674      206,937     82.63     44.35    20.67    60.25
May 2008                         27     7,334,261      6.08     7.914       696      271,639     86.02     43.54    12.51    53.93
June 2008                        83    29,218,727     24.23     7.575       692      352,033     82.50     41.68    25.04    60.09
July 2008                        49    13,750,719     11.40     7.540       688      280,627     80.06     43.02    23.06    44.65
August 2008                      57    18,943,465     15.71     7.805       690      332,341     83.36     44.35    15.71    46.54
March 2009                        1       199,579      0.17     9.400       662      199,579    100.00     44.57     0.00     0.00
April 2009                        1       119,689      0.10     6.840       788      119,689    100.00     24.33   100.00     0.00
May 2009                         19     5,629,056      4.67     7.307       688      296,266     86.34     42.38    52.63    66.54
June 2009                        14     4,947,951      4.10     7.697       687      353,425     85.60     39.96    46.28    49.72
July 2009                        15     4,778,784      3.96     7.389       686      318,586     80.61     44.19    18.84    23.85
August 2009                      24     9,261,562      7.68     7.079       715      385,898     82.51     40.63    32.34    35.97
February 2011                     1       438,033      0.36     6.625       668      438,033     80.00     38.27     0.00     0.00
April 2011                        1       223,200      0.19     7.875       647      223,200     80.00     44.88     0.00   100.00
May 2011                          4       782,649      0.65     6.961       692      195,662     91.96     36.82    91.31    68.05
June 2011                        10     2,945,369      2.44     7.163       696      294,537     78.19     34.93    33.79    69.77
July 2011                        31     6,892,846      5.72     7.950       703      222,350     79.18     41.53     8.26    76.88
August 2011                      57    12,698,953     10.53     7.986       685      222,789     77.36     41.28    12.96    82.71
September 2011                    4       967,500      0.80     8.286       673      241,875     78.59     41.11     0.00   100.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                          405  $120,606,496    100.00%    7.637%      692     $297,794     82.05%    42.11%   23.08%   56.14%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======   ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                    TRUSTEE

                               AUGUST [28], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                      FICO

(US$)
COMBINED LTV               <= 550  551 - 575  576-600   601- 620    621-640      641-660
------------               ------  ---------  -------  ---------  ----------   ----------
NOTE: COMBINED LTV IN THIS EXCEL FILE MEANS FOR FIRST LIEN INCLUDING JUNIOR
LIENS ON THE SAME PROPERTY THAT MAY OR MAY NOT BE IN THE DEAL AND FOR SECOND
LIEN INCLUDING FIRST LIEN ON THE SAME PROPERTY THAT MAY OR MAY NOT BE IN THE
DEAL.

<= 60%                         --         --       --    829,379   4,346,798    3,802,125
61% - 65%                      --         --       --         --   1,649,257    1,966,460
66% - 70%                      --         --       --         --   2,569,577      919,932
71% - 75%                      --         --       --    124,916   4,344,149    4,676,513
76% - 80%                      --         --       --    567,867   9,652,999   11,984,677
81% - 85%                      --         --       --         --          --      146,876
86% - 90%                      --         --       --         --     808,945    2,190,901
91% - 95%                      --         --       --         --   1,166,076      585,683
96% - 100%                     --         --       --    100,800  11,750,081   12,538,829
> 100%                         --         --       --         --          --           --

TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
LIEN
1st                            --         --       --  1,622,962  36,287,883   38,811,996
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
FIRST LIENS THAT HAVE
SIMULTANEOUS JUNIOR LIENS
(BY COMBINED LTV)
<= 80%                         --         --       --  1,522,162  22,562,780   23,349,707
81% - 85%                      --         --       --         --          --      146,876
86% - 90%                      --         --       --         --     808,945    2,190,901
91% - 95%                      --         --       --         --   1,166,076      585,683
96% - 100%                     --         --       --    100,800  11,750,081   12,538,829

TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
ORIG. LOAN BALANCE
< $100,000                     --         --       --    139,867   2,516,630    2,323,171
$100,000 - $150,000            --         --       --    225,716   5,970,614    4,858,750
$151,000 - $200,000            --         --       --         --   7,575,257    4,731,826
$201,000 - $250,000            --         --       --    248,000   4,327,795    7,012,336
$251,000 - $300,000            --         --       --    260,000   5,171,998    4,162,496
$301,000 - $350,000            --         --       --         --   3,699,448    3,865,997
$351,000 - $400,000            --         --       --         --   1,130,952    3,750,733
$401,000 - $450,000            --         --       --         --   1,731,094    2,533,850
$451,000 - $500,000            --         --       --         --   1,418,927    1,499,337
> $500,000                     --         --       --    749,379   2,745,169    4,073,500
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
LOAN PURPOSE
Purchase                       --         --       --    100,800  11,535,721   11,077,034
Refinance: Cash Out            --         --       --  1,462,295  22,798,574   26,751,760
Refinance: Rate Term           --         --       --     59,867   1,953,587      983,202
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
DOCUMENTATION TYPE
Full Documentation             --         --       --    420,667  16,158,122   14,183,986
Lite Documentation             --         --       --         --   1,069,816    2,644,937
Stated Documentation           --         --       --  1,202,295  19,059,944   21,485,946
No Documentation               --         --       --         --          --      275,392
12MOSBANK                      --         --       --         --          --      221,735
NORATIO                        --         --       --         --          --           --

TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
OCCUPANCY
Owner-Occupied                 --         --       --  1,542,962  31,943,503   36,284,412
Second Home                    --         --       --         --   1,449,856      544,888
Investment Property            --         --       --     80,000   2,894,523    1,982,695
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996

(US$)
COMBINED LTV                 661-680     681-700     701-720     721-740     741-760     > 760
------------               ----------  ----------  ----------  ----------  ----------  ----------
NOTE: COMBINED LTV IN THIS EXCEL FILE MEANS FOR FIRST LIEN INCLUDING JUNIOR
LIENS ON THE SAME PROPERTY THAT MAY OR MAY NOT BE IN THE DEAL AND FOR SECOND
LIEN INCLUDING FIRST LIEN ON THE SAME PROPERTY THAT MAY OR MAY NOT BE IN THE
DEAL.

<= 60%                      2,238,279   3,228,998   2,884,534   2,490,631     837,295   3,744,847
61% - 65%                   3,066,823   1,500,400   2,224,691     992,358   1,563,405     676,611
66% - 70%                   2,428,854   2,395,800     672,240   1,370,669     191,509   1,906,430
71% - 75%                   3,331,910   2,786,268   2,630,990   1,778,765   1,364,500     920,245
76% - 80%                   8,807,270   5,037,003   5,572,057   4,998,579   1,815,911   4,406,516
81% - 85%                   5,197,544   4,840,912   2,181,833   2,452,223     419,250   1,410,325
86% - 90%                  17,898,269   7,888,393   8,205,998   1,950,786   4,465,589   3,158,753
91% - 95%                   7,004,955   6,421,155   3,848,210   4,342,098     249,925   1,372,520
96% - 100%                 24,833,379  24,113,505  14,743,930  11,594,575   8,047,427   9,089,556
> 100%                             --          --          --          --          --          --
TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
LIEN
1st                        74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
FIRST LIENS THAT HAVE
SIMULTANEOUS JUNIOR LIENS
(BY COMBINED LTV)
<= 80%                     19,873,135  14,948,470  13,984,512  11,631,002   5,772,621  11,654,648
81% - 85%                   5,197,544   4,840,912   2,181,833   2,452,223     419,250   1,410,325
86% - 90%                  17,898,269   7,888,393   8,205,998   1,950,786   4,465,589   3,158,753
91% - 95%                   7,004,955   6,421,155   3,848,210   4,342,098     249,925   1,372,520
96% - 100%                 24,833,379  24,113,505  14,743,930  11,594,575   8,047,427   9,089,556

TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
ORIG. LOAN BALANCE
< $100,000                  4,337,372   3,188,276   2,836,575   2,365,954   1,328,683   1,351,404
$100,000 - $150,000         8,174,979   6,573,404   5,343,636   1,993,799   2,278,433   2,616,210
$151,000 - $200,000         9,725,975   7,859,686   5,638,593   3,279,310   2,453,666   3,044,068
$201,000 - $250,000         7,811,281   7,563,819   3,836,678   3,337,436   1,958,459   1,997,551
$251,000 - $300,000         9,905,426   8,036,016   4,905,276   3,288,150   3,062,957   3,344,267
$301,000 - $350,000         6,124,672   3,882,917   3,604,590   2,613,103   1,597,589   2,688,878
$351,000 - $400,000         4,881,622   5,174,878   4,158,913   2,326,497   1,114,917   2,213,852
$401,000 - $450,000         5,456,561   3,770,166   4,339,314   2,934,035     414,655   1,276,710
$451,000 - $500,000         5,770,616   4,699,681   3,724,776   2,906,778   1,401,999   5,201,884
> $500,000                 12,618,780   7,463,591   4,576,133   6,925,623   3,343,453   2,950,979

TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
LOAN PURPOSE
Purchase                   25,135,889  22,153,844  15,419,232  12,533,871   9,131,793  12,152,055
Refinance: Cash Out        45,616,744  29,697,708  23,192,306  16,460,866   8,886,047  12,021,613
Refinance: Rate Term        4,054,650   6,360,882   4,352,945   2,975,947     936,972   2,512,134
TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
DOCUMENTATION TYPE
Full Documentation         25,172,286  19,184,325  17,504,414  13,328,481   7,598,999  13,477,204
Lite Documentation          2,644,996   2,937,288   2,611,126   1,528,685     726,000     618,593
Stated Documentation       45,201,497  35,537,664  21,727,940  16,570,318  10,190,416  12,590,005
No Documentation                   --      49,600          --     283,200      76,800          --
12MOSBANK                   1,788,504     503,557     966,777     260,000     362,597          --
NORATIO                            --          --     154,226          --          --          --

TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
OCCUPANCY
Owner-Occupied             64,045,714  47,039,269  33,784,357  27,380,534  13,718,747  21,516,998
Second Home                 1,569,477   2,788,641     965,168     588,164     585,939     619,818
Investment Property         9,192,092   8,384,525   8,214,958   4,001,986   4,650,126   4,548,986
TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802

PROPERTY TYPE
Planned Unit Development       --         --       --         --   3,861,375    7,970,208
Single-Family Residence        --         --       --  1,622,962  28,393,570   25,069,026
Condominium                    --         --       --         --   1,116,795    4,532,319
Multi-Family                   --         --       --         --   2,916,143    1,240,443
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
DTI
< 30%                          --         --       --    124,916   2,838,658    3,789,886
30% - 34%                      --         --       --         --   2,642,429    3,094,227
35% - 39%                      --         --       --    248,000   5,209,631    4,750,685
40% - 44%                      --         --       --    749,379   8,924,404    9,688,429
45% - 49%                      --         --       --    399,867   9,941,269   11,285,919
50% - 54%                      --         --       --    100,800   5,890,249    5,290,729
> 55%                          --         --       --         --     841,242      912,120
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
LOAN TYPE
Fixed < 15-yr                  --         --       --         --          --           --
Fixed - 15-yr                  --         --       --         --     453,534      190,000
Fixed - 16-29-yr               --         --       --         --      49,923      146,810
Fixed - 30-yr                  --         --       --    910,046   7,584,287    5,878,881
Fixed > 30-yr                  --         --       --         --     988,419      585,836
Fixed - >= 10yr IO             --         --       --         --     239,920      759,500
2/1                            --         --       --         --      68,000      171,747
3/1                            --         --       --         --          --       59,965
5/1                            --         --       --         --          --           --
5/1 - IO                       --         --       --         --          --      223,200
2/28                           --         --       --         --   2,781,151   12,342,315
3/27                           --         --       --    124,916   3,831,232    4,968,650
5/25                           --         --       --     80,000     982,801      321,950
2/28 - IO                      --         --       --    508,000   6,896,052    8,320,493
3/27 - IO                      --         --       --         --   1,051,199    2,715,600
5/25 - IO                      --         --       --         --   1,361,365    2,127,050

TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
IO & ARM TERM CO-INCIDENT
IO TERM (MOS)
0                              --         --       --  1,114,962  26,739,347   24,666,153
24                             --         --       --         --          --      151,200
60                             --         --       --    508,000   9,548,536   13,236,343
120                            --         --       --         --          --      758,300

TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996
NEG AM
105%
110%
115%
125%
> 125%
GEOGRAPHY (ZIP+4)
                    20735      --         --       --         --     111,681      384,000
                    20744      --         --       --         --          --      867,300
                    33837      --         --       --         --          --           --
                    90003      --         --       --         --     416,000           --
                    92336      --         --       --         --          --      320,000
                    92376      --         --       --         --     318,000           --
                    98391      --         --       --         --          --      500,000
                     1841      --         --       --         --     292,500           --
                     6437      --         --       --         --          --           --
                     6790      --         --       --         --          --           --
Other                          --         --       --  1,622,962  35,149,702   36,740,696
TOTAL:                         --         --       --  1,622,962  36,287,883   38,811,996

PROPERTY TYPE
Planned Unit Development   14,750,616   8,133,518   4,476,609   3,192,804   3,263,764   4,254,250
Single-Family Residence    52,489,678  43,612,123  31,581,822  24,607,507  12,375,805  18,767,934
Condominium                 2,224,961   3,710,406   2,291,427     782,014     606,919   1,639,102
Multi-Family                5,182,371   2,517,101   4,614,625   3,388,359   2,708,323   2,024,516
TOTAL:                     74,647,627  57,973,148  42,964,483  31,970,684  18,954,812  26,685,802
DTI
< 30%                       5,476,441   6,321,328   6,933,420   4,683,138   3,421,473   3,992,020
30% - 34%                   5,658,281   3,456,971   3,061,409   2,361,103   1,283,585     657,264
35% - 39%                  11,074,170   6,299,632   3,068,408   3,785,527   2,426,614   3,280,033
40% - 44%                  19,272,647  15,009,448   7,642,081   8,048,216   3,800,094   7,815,897
45% - 49%                  22,144,832  19,576,534  15,752,351   8,540,469   6,968,101   8,147,743
50% - 54%                   9,066,613   7,146,037   5,635,513   4,471,322   1,054,945   2,550,886
> 55%                       2,114,300     402,486     871,300      80,910          --     241,959
TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
LOAN TYPE
Fixed < 15-yr                      --          --      52,000          --          --          --
Fixed - 15-yr                 764,426     493,176     557,293     597,691      60,000     454,930
Fixed - 16-29-yr              523,703     731,728      75,043     256,012     128,000          --
Fixed - 30-yr              10,952,782  10,128,222   6,126,570   4,784,408   1,890,213   6,041,425
Fixed > 30-yr               2,181,929   2,160,524   1,882,367   1,105,900     852,818   1,573,977
Fixed - >= 10yr IO            924,135   1,288,800     266,400     736,750     904,000     531,500
2/1                           418,264   1,067,843   1,234,595   2,173,821   2,049,855   2,581,174
3/1                                --     249,711      76,000          --          --          --
5/1                           438,033          --          --          --          --          --
5/1 - IO                      184,884          --          --          --          --          --
2/28                       23,400,877  15,115,702  10,663,841   5,977,066   4,115,811   6,991,916
3/27                       12,129,681   6,911,134   6,138,055   2,956,699     908,929   2,079,162
5/25                          821,974     671,520     354,887   1,160,918     535,846          --
2/28 - IO                  12,884,976  11,744,982   8,945,641   7,944,360   4,592,791   3,435,450
3/27 - IO                   4,588,491   3,033,740   4,181,419   2,957,668   1,081,349   2,085,591
5/25 - IO                   4,593,129   4,615,352   2,410,373   1,319,391   1,835,200     910,677

TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
IO & ARM TERM CO-INCIDENT
IO TERM (MOS)
0                          51,631,668  37,529,561  27,160,650  19,012,514  10,541,472  19,722,584
24                                 --          --          --          --          --          --
60                         22,145,648  20,322,874  15,241,333  12,690,170   8,109,340   6,963,218
120                         1,029,967     360,000     562,500     268,000     304,000          --

TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802
NEG AM
105%
110%
115%
125%
> 125%
GEOGRAPHY (ZIP+4)
                    20735          --     327,750          --     493,878          --     345,530
                    20744     283,714          --          --          --          --          --
                    33837          --     438,792          --          --     284,000     281,736
                    90003     878,395          --     449,649          --          --          --
                    92336     544,000          --     480,000          --     331,932          --
                    92376     209,902     141,900     420,000          --          --          --
                    98391     764,067          --          --          --          --          --
                     1841          --          --     351,000     292,372          --          --
                     6437          --     400,500          --     164,350          --     327,750
                     6790     325,600          --      92,929          --          --          --
Other                      71,801,606  56,903,493  41,170,905  31,020,085  18,338,880  25,730,786
TOTAL:                     74,807,283  58,212,435  42,964,483  31,970,684  18,954,812  26,685,802

                                  COMBINED LTV

(US$)
FICO                          <= 60%    61% - 65%   66% - 70%   71% - 75%   76% - 80%
-----                      ----------  ----------  ----------  ----------  ----------
601-620                       829,379          --          --     124,916     567,867
621-640                     4,346,798   1,649,257   2,569,577   4,344,149   9,652,999
641-660                     3,802,125   1,966,460     919,932   4,676,513  11,984,677
661-680                     2,238,279   3,066,823   2,428,854   3,331,910   8,807,270
681-700                     3,228,998   1,500,400   2,395,800   2,786,268   5,037,003
701-720                     2,884,534   2,224,691     672,240   2,630,990   5,572,057
721-740                     2,490,631     992,358   1,370,669   1,778,765   4,998,579
741-760                       837,295   1,563,405     191,509   1,364,500   1,815,911
>= 760                      3,744,847     676,611   1,906,430     920,245   4,406,516
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
LIEN
1st                        24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
ORIG. LOAN BALANCE
< $100,000                  2,379,662     665,762     500,421   1,029,485   3,377,531
$100,000 - $150,000         3,397,986   1,356,970     714,019   1,474,018   4,915,314
$151,000 - $200,000         2,462,201   1,340,788   1,019,973   2,286,491   7,167,840
$201,000 - $250,000         3,031,711     662,400   1,805,352   1,993,291   7,431,082
$251,000 - $300,000           843,000     529,766   1,117,915   4,370,082   7,486,703
$301,000 - $350,000         2,028,377     952,000     983,069   1,698,250   4,231,890
$351,000 - $400,000         3,443,927     725,000     750,000   1,456,806   4,820,863
$401,000 - $450,000         1,727,000   1,284,655   1,266,415   2,118,074   2,562,000
$451,000 - $500,000         1,922,916   1,900,056   1,421,830   1,924,900   4,787,073
> $500,000                  3,166,107   4,222,607   2,876,018   3,606,859   6,062,581
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
LOAN PURPOSE
Purchase                    1,256,480     179,794   1,341,552     879,743   8,803,975
Refinance: Cash Out        20,456,974  10,991,269   9,660,517  18,785,540  40,038,917
Refinance: Rate Term        2,689,433   2,468,941   1,452,942   2,292,972   3,999,986
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
DOCUMENTATION TYPE
Full Documentation         14,714,450   8,483,100   5,563,966   7,073,555  20,066,905
Lite Documentation          2,957,307   2,293,810   1,471,287   1,324,453   2,690,739
Stated Documentation        6,646,130   2,863,095   5,419,758  13,560,248  29,562,041
Other                          85,000          --          --          --     523,192

(US$)
FICO                        81% - 85%   86% - 90%   91% - 95%   96% - 100%  > 100%
-----                      ----------  ----------  ----------  -----------  ------
601-620                            --          --          --      100,800      --
621-640                            --     808,945   1,166,076   11,750,081      --
641-660                       146,876   2,190,901     585,683   12,538,829      --
661-680                     5,197,544  17,898,269   7,004,955   24,833,379      --
681-700                     4,840,912   7,888,393   6,421,155   24,113,505      --
701-720                     2,181,833   8,205,998   3,848,210   14,743,930      --
721-740                     2,452,223   1,950,786   4,342,098   11,594,575      --
741-760                       419,250   4,465,589     249,925    8,047,427      --
>= 760                      1,410,325   3,158,753   1,372,520    9,089,556      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
LIEN
1st                        16,648,963  46,567,634  24,990,623  116,812,082      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
ORIG. LOAN BALANCE
< $100,000                    848,739   1,351,788   2,350,662    7,883,882      --
$100,000 - $150,000         1,825,176   4,583,001   2,237,958   17,531,098      --
$151,000 - $200,000         1,407,491   3,496,494   3,659,352   21,467,749      --
$201,000 - $250,000           648,750   4,726,306   1,837,620   15,956,843      --
$251,000 - $300,000         2,236,690   6,280,350   2,221,560   17,050,521      --
$301,000 - $350,000         2,266,665   4,142,510   3,990,117    7,784,314      --
$351,000 - $400,000           782,500   3,720,910   2,217,562    6,834,796      --
$401,000 - $450,000         1,700,850   3,739,390   1,688,352    6,369,649      --
$451,000 - $500,000         1,427,500   4,250,767   1,900,655    7,088,302      --
> $500,000                  3,504,602  10,276,118   2,886,785    8,844,928      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
LOAN PURPOSE
Purchase                      957,785  12,909,577   8,961,720   83,949,612      --
Refinance: Cash Out        14,124,647  30,857,460  13,371,556   28,601,033      --
Refinance: Rate Term        1,566,531   2,800,598   2,657,347    4,261,437      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
DOCUMENTATION TYPE
Full Documentation          7,022,310  12,348,418  10,423,102   41,332,679      --
Lite Documentation            814,429   2,656,295   2,003,843    2,672,448      --
Stated Documentation        8,812,224  31,562,921  12,563,678   72,575,929      --
Other                              --          --          --      231,026      --

TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
OCCUPANCY
Owner-Occupied             22,780,438  11,754,393  11,507,804  19,480,656  42,231,711
Second Home                   495,146      64,910     159,773          --   1,369,349
Investment Property         1,127,302   1,820,702     787,434   2,477,600   9,241,818
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
PROPERTY TYPE
Planned Unit Development    4,617,839   2,443,710     569,500   2,064,777   4,707,250
Single-Family Residence    18,632,002   9,245,876  10,966,609  17,484,456  38,801,450
Condominium                   793,834          --     444,188     619,214   3,532,665
Multi-Family                  359,211   1,950,419     235,428   1,630,154   5,801,513
TOTAL:                     24,402,886  13,640,005  12,215,724  21,798,600  52,842,878
DTI
< 30%                       5,746,230   3,167,547   3,111,736   3,408,754   6,741,248
30% - 34%                   2,641,068   1,429,482   1,176,869     386,000   4,963,067
35% - 39%                   2,487,106   3,125,727   1,157,424   2,937,058   7,490,467
40% - 44%                   4,554,332     934,000   2,611,169   4,979,868  13,704,113
45% - 49%                   6,756,038   3,462,764   2,274,118   6,588,120  13,223,543
50% - 54%                   1,895,113     961,079   1,435,168   3,658,456   5,447,320
> 55%                         323,000     559,406     688,528          --   1,273,120
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
LOAN TYPE
Fixed < 15-yr                      --          --          --          --      52,000
Fixed - 15-yr                 977,262     624,267     754,980     305,073     466,861
Fixed - 16-29-yr              864,462     215,332          --      53,911     275,043
Fixed - 30-yr              10,848,245   4,001,231   5,635,449   6,399,029  13,472,237
Fixed > 30-yr               2,567,000   2,308,941     891,000   2,012,000   1,686,738
Fixed - >= 10yr IO          1,392,000   1,814,435     196,500     355,000     266,400
2/1                                --          --     117,432          --     122,315
3/1                                --          --          --          --      76,000
5/1                                --          --          --          --          --
5/1 - IO                           --          --          --          --          --
2/28                        3,628,228   2,101,015   1,940,984   4,405,248  16,164,077
3/27                        1,329,688   1,412,424     497,297   2,186,788   7,186,687
5/25                          548,000     827,358     155,500      50,001     652,030
2/28 - IO                   1,841,000     175,000   1,476,000   4,405,705   8,142,290
3/27 - IO                     407,000          --     789,869   1,785,500   3,378,600
5/25 - IO                          --     160,000          --          --     901,600
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
IO & ARM TERM CO-INCIDENT
IO TERM (MOS)
0                          20,762,886  11,490,569   9,992,642  15,412,051  40,153,988
24                                 --          --          --          --          --
60                          3,640,000   2,011,935   2,462,369   6,546,205  12,113,690
120                                --     137,500          --          --     575,200
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878
NEG AM
105%
110%
115%
125%
> 125%
GEOGRAPHY (ZIP+4)
                    20735     111,681          --          --          --          --
                    20744          --          --     241,500          --     276,800
                    33837          --          --          --          --          --
                    90003          --          --          --     280,795     416,000
                    92336          --          --          --          --     800,000
                    92376     351,801          --          --          --     318,000
                    98391          --          --          --          --     500,000
                     1841          --          --          --     584,872          --
                     6437          --          --          --          --          --
                     6790      92,929          --          --          --     177,600
Other                      23,846,475  13,640,005  12,213,511  21,092,589  50,354,478
TOTAL:                     24,402,886  13,640,005  12,455,011  21,958,256  52,842,878

TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
OCCUPANCY
Owner-Occupied             13,585,736  35,344,608  18,186,290  102,384,861      --
Second Home                        --     469,438   1,499,768    5,053,566      --
Investment Property         3,063,227  10,753,588   5,304,565    9,373,656      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
PROPERTY TYPE
Planned Unit Development    1,540,775   7,275,343   3,807,740   22,876,211      --
Single-Family Residence    13,989,038  30,154,270  18,196,688   81,050,037      --
Condominium                   434,150   2,622,804   1,719,491    6,737,598      --
Multi-Family                  685,000   6,515,218   1,266,704    6,148,236      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
DTI
< 30%                       1,342,007   4,123,917   2,067,895    7,871,944      --
30% - 34%                   1,272,994   2,580,599   1,989,627    5,775,565      --
35% - 39%                   2,177,153   4,919,915   2,937,238   12,910,612      --
40% - 44%                   4,833,895  12,100,063   4,805,783   32,427,371      --
45% - 49%                   4,478,402  15,642,746   9,769,394   40,561,961      --
50% - 54%                   2,211,312   5,897,804   2,537,476   17,163,366      --
> 55%                         333,200   1,302,590     883,209      101,264      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
LOAN TYPE
Fixed < 15-yr                      --          --          --           --      --
Fixed - 15-yr                 124,236     120,815      50,900      146,654      --
Fixed - 16-29-yr               56,012          --          --      446,457      --
Fixed - 30-yr               1,660,686   1,967,867   1,449,619    8,862,472      --
Fixed > 30-yr                 293,250     151,477     273,749    1,147,615      --
Fixed - >= 10yr IO                 --     304,000          --    1,322,670      --
2/1                                --          --     193,425    9,332,128      --
3/1                                --          --          --      309,676      --
5/1                                --          --          --      438,033      --
5/1 - IO                           --          --          --      408,084      --
2/28                        4,322,165  17,177,828   7,662,925   33,986,206      --
3/27                        2,521,918   6,535,187   4,003,929   14,374,540      --
5/25                               --     750,646     678,507    1,267,854      --
2/28 - IO                   4,719,396  12,671,251   4,800,977   27,041,123      --
3/27 - IO                   1,620,300   3,208,048   3,476,250    7,029,490      --
5/25 - IO                   1,331,000   3,680,516   2,400,341   10,699,080      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
IO & ARM TERM CO-INCIDENT
IO TERM (MOS)
0                           8,978,267  26,703,820  14,313,055   70,311,634      --
24                                 --          --          --      151,200      --
60                          7,126,696  18,662,547  10,677,568   45,524,448      --
120                           544,000   1,201,267          --      824,800      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --
NEG AM
105%
110%
115%
125%
> 125%
GEOGRAPHY (ZIP+4)
                    20735          --     384,000   1,167,158           --      --
                    20744          --     349,000          --      283,714      --
                    33837          --     162,000          --      842,528      --
                    90003          --   1,047,249          --           --      --
                    92336     544,000          --          --      331,932      --
                    92376          --          --          --      420,000      --
                    98391          --     256,319          --      507,748      --
                     1841          --     351,000          --           --      --
                     6437          --     400,500     492,100           --      --
                     6790          --          --          --      148,000      --
Other                      16,104,963  43,617,566  23,331,365  114,278,161      --
TOTAL:                     16,648,963  46,567,634  24,990,623  116,812,082      --

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[219,451,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering t o which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement a n other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offer ing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes an inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writin g Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepaymen ts o the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The spec ific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actu al underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to reg istration o qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully c onside the risk of an investment in these securities.

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
     1   20070901  6.540  14.040   6.540    3.000      1.000    7.000         12          6 232,529.58 232,560.00      --
     2   20070901  7.776  16.700   9.700    3.000      1.000    7.000         12          6  84,540.89  85,000.00      --
     3   20080101  7.399  16.000   9.000    3.000      1.000    7.000         16          6  85,262.97  85,500.00      --
     4          0     --      --      --       --         --       --          0          0  99,729.94 100,000.00      --
     5          0     --      --      --       --         --       --          0          0  59,880.55  60,000.00      --
     6   20071201  6.660  15.130   9.130    3.000      1.000    6.000         15          6 151,200.00 151,200.00      --
     7   20080301  6.950  16.250  10.250    3.000      1.000    6.000         18          6  44,124.88  44,200.00      --
     8          0     --      --      --       --         --       --          0          0  50,900.41  51,275.00      --
     9          0     --      --      --       --         --       --          0          0 100,448.31 100,700.00      --
    10          0     --      --      --       --         --       --          0          0  54,310.20  54,400.00      --
    11   20080501  7.265  15.515   8.515    3.000      1.000    7.000         20          6 182,908.47 183,000.00      --
    12   20080501  6.625  14.125   7.125    3.000      1.500    7.000         20          6 607,301.61 607,750.00      --
    13   20080501  6.875  14.375   7.375    3.000      1.500    7.000         20          6 224,989.37 225,000.00      --
    14   20080501  6.625  14.125   7.125    3.000      1.500    7.000         20          6 437,600.00 437,600.00      --
    15          0     --      --      --       --         --       --          0          0  53,869.67  54,000.00      --
    16   20080501  5.640  13.890   6.890    3.000      1.000    7.000         20          6 139,515.21 139,750.00      --
    17   20080501  5.775  14.025   7.025    3.000      1.000    7.000         20          6 319,757.17 320,000.00      --
    18   20110201  2.250  11.625   6.625    5.000      2.000    5.000         53         12 438,032.57 439,902.00      --
    19          0     --      --      --       --         --       --          0          0  89,119.89  89,320.00      --
    20          0     --      --      --       --         --       --          0          0  71,324.13  71,650.00      --
    21          0     --      --      --       --         --       --          0          0 100,610.55 101,000.00      --
    22   20110401  2.250  12.875   7.875    5.000      2.000    5.000         55         12 223,200.00 223,200.00      --
    23          0     --      --      --       --         --       --          0          0  82,848.08  83,000.00      --
    24   20110501  2.250  12.625   7.625    5.000      2.000    5.000         56         12 184,884.05 185,600.00      --
    25          0     --      --      --       --         --       --          0          0 107,625.34 108,000.00      --
    26          0     --      --      --       --         --       --          0          0 247,128.36 248,320.00      --
    27          0     --      --      --       --         --       --          0          0  78,069.35  78,400.00      --
    28          0     --      --      --       --         --       --          0          0  78,819.97  79,000.00      --
    29          0     --      --      --       --         --       --          0          0 261,600.00 261,600.00      --
    30   20080417  3.450  13.440   3.450    3.000      1.000    6.000         19          6 116,728.13 117,000.00      --
    31          0     --      --      --       --         --       --          0          0 103,578.63 104,000.00      --
    32   20080413  3.550  13.540   3.550    3.000      1.000    6.000         19          6 223,900.00 223,900.00      --
    33   20080419  4.250  14.240   4.250    3.000      1.000    6.000         19          6 223,200.00 223,200.00      --
    34   20080501  4.400  14.390   4.400    3.000      1.000    6.000         20          6 110,792.06 110,930.00      --
    35   20080501  3.260  13.250   3.260    3.000      1.000    6.000         20          6 118,400.00 118,400.00      --
    36   20090503  4.150  14.140   4.150    3.000      1.000    6.000         32          6 203,349.32 203,400.00      --
    37   20080427  4.650  14.640   4.650    3.000      1.000    6.000         19          6 256,705.17 257,008.80      --
    38   20080601  6.125  13.625   6.625    3.000      1.500    7.000         21          6 172,000.00 172,000.00      --
    39   20080501  5.875  13.375   6.375    3.000      1.500    7.000         20          6 134,877.29 135,000.00      --
    40   20080501  7.125  14.625   7.625    3.000      1.500    7.000         20          6 268,000.00 268,000.00      --
    41          0     --      --      --       --         --       --          0          0 155,459.76 155,700.00      --
    42          0     --      --      --       --         --       --          0          0 624,419.04 625,000.00      --
    43   20090501  6.950  14.500   8.500    3.000      1.000    6.000         32          6 182,977.25 183,200.00      --
    44   20080501  6.250  13.250   7.250    3.000      1.000    6.000         20          6 268,000.00 268,000.00      --
    45          0     --      --      --       --         --       --          0          0 318,457.06 320,000.00      --
    46   20090501  4.000  12.000   6.000    2.000      1.000    6.000         32          6 283,714.07 284,000.00      --
    47   20080501  7.950  15.950   9.950    2.000      1.000    6.000         20          6  73,976.14  74,000.00      --
    48   20090501  6.750  14.750   8.750    2.000      1.000    6.000         32          6 134,844.09 135,000.00      --
    49   20090501  6.450  14.450   8.450    2.000      1.000    6.000         32          6  99,627.47  99,750.00      --
    50   20090501  6.490  14.490   8.490    2.000      1.000    6.000         32          6 127,835.64 128,000.00      --
    51   20090501  6.190  14.190   8.190    2.000      1.000    6.000         32          6 250,800.00 250,800.00      --
    52   20090501  6.400  14.400   8.400    2.000      1.000    6.000         32          6 289,387.81 289,750.00      --
    53   20090501  6.900  14.900   8.900    2.000      1.000    6.000         32          6 214,637.60 215,000.00      --
    54          0     --      --      --       --         --       --          0          0 239,920.00 239,920.00      --
    55   20110501  4.550  12.550   6.550    2.000      1.000    6.000         56          6 182,087.49 182,415.00      --
    56   20090501  6.800  14.800   8.800    2.000      1.000    6.000         32          6 107,876.55 108,000.00      --
    57   20090501  7.340  15.340   9.340    2.000      1.000    6.000         32          6  74,923.40  75,000.00      --
    58          0     --      --      --       --         --       --          0          0 239,286.47 240,000.00      --
    59   20090501  4.050  12.050   6.050    2.000      1.000    6.000         32          6 222,978.30 223,200.00      --
    60   20090401  6.250  14.250   8.250    2.000      1.000    6.000         31          6 170,000.00 170,000.00      --
    61          0     --      --      --       --         --       --          0          0 608,846.07 610,000.00      --
    62          0     --      --      --       --         --       --          0          0 265,287.21 266,000.00      --
    63          0     --      --      --       --         --       --          0          0 594,160.29 595,600.00      --
    64          0     --      --      --       --         --       --          0          0 519,109.05 520,000.00      --
    65          0     --      --      --       --         --       --          0          0 468,999.64 470,000.00      --
    66          0     --      --      --       --         --       --          0          0 469,288.45 470,000.00      --
    67          0     --      --      --       --         --       --          0          0 233,565.37 234,000.00      --
    68   20090401  6.990  14.990   8.990    2.000      1.000    6.000         31          6 224,627.75 225,000.00      --
    69          0     --      --      --       --         --       --          0          0 515,064.53 516,000.00      --
    70   20090501  7.860  15.860   9.860    2.000      1.000    6.000         32          6  76,884.92  77,000.00      --
    71          0     --      --      --       --         --       --          0          0  50,710.58  50,800.00      --
    72   20090501  7.000  15.000   9.000    2.000      1.000    6.000         32          6 137,522.56 137,750.00      --
    73   20090501  6.300  14.300   8.300    2.000      1.000    6.000         32          6 164,800.00 164,800.00      --
    74   20090501  9.050  17.050  11.050    2.000      1.000    6.000         32          6  72,948.26  73,000.00      --
    75   20090501  6.800  14.800   8.800    2.000      1.000    6.000         32          6 149,828.55 150,000.00      --
    76   20090501  6.750  14.750   8.750    2.000      1.000    6.000         32          6  64,687.34  64,800.00      --
    77   20090301  4.460  15.400   9.400    2.000      1.000    6.000         30          6 199,579.09 200,000.00      --
    78   20071101  7.000  13.250   7.250    3.000      1.000    6.000         14          6 167,189.06 169,600.00      --
    79   20080401  5.625  14.625   8.625    2.000      1.000    6.000         19          6 147,057.09 147,200.00      --
    80   20090501  6.230  14.230   8.230    2.000      1.000    6.000         32          6 251,905.66 251,920.00      --
    81   20080601  7.950  16.200   9.200    3.000      1.000    7.000         21          6 235,876.36 236,000.00      --
    82   20080601  7.000  15.250   8.250    3.000      1.000    7.000         21          6 372,800.58 373,000.00      --
    83          0     --      --      --       --         --       --          0          0 187,449.01 188,000.00      --
    84          0     --      --      --       --         --       --          0          0 178,211.38 180,000.00      --
    85          0     --      --      --       --         --       --          0          0 146,654.04 147,500.00      --
    86          0     --      --      --       --         --       --          0          0 239,633.64 240,000.00      --
    87          0     --      --      --       --         --       --          0          0 147,845.95 148,000.00      --
    88   20080501  5.500  14.375   7.375    3.000      1.000    7.000         20          6 163,075.82 163,200.00      --
    89          0     --      --      --       --         --       --          0          0  49,533.06  50,000.00      --
    90          0     --      --      --       --         --       --          0          0  95,903.39  96,050.00      --
    91          0     --      --      --       --         --       --          0          0 150,769.49 151,000.00      --
    92          0     --      --      --       --         --       --          0          0 370,308.69 373,000.00      --
    93          0     --      --      --       --         --       --          0          0 160,390.24 162,000.00      --
    94          0     --      --      --       --         --       --          0          0  75,042.51  75,500.00      --
    95          0     --      --      --       --         --       --          0          0 119,797.80 120,000.00      --
    96          0     --      --      --       --         --       --          0          0  49,970.48  50,000.00      --
    97          0     --      --      --       --         --       --          0          0 113,788.27 114,000.00      --
    98          0     --      --      --       --         --       --          0          0  81,049.67  81,750.00      --
    99   20090501  8.125  16.125   9.125    3.000      1.000    7.000         32          6 288,000.00 288,000.00      --
   100          0     --      --      --       --         --       --          0          0  74,943.28  75,000.00      --
   101          0     --      --      --       --         --       --          0          0  58,964.57  60,000.00      --
   102   20090501  7.500  15.500   8.500    3.000      1.000    7.000         32          6 332,500.00 332,500.00      --
   103          0     --      --      --       --         --       --          0          0 143,885.83 145,000.00      --
   104          0     --      --      --       --         --       --          0          0 139,890.78 140,000.00      --
   105   20080501  3.850  12.950   6.950    3.000      1.000    6.000         20          6 203,661.28 204,000.00      --
   106   20080501  3.890  12.990   6.990    3.000      1.000    6.000         20          6 162,704.52 162,973.00      --
   107   20080501  3.490  12.590   6.590    3.000      1.000    6.000         20          6 132,563.42 132,800.00      --
   108          0     --      --      --       --         --       --          0          0 130,000.00 130,000.00      --
   109          0     --      --      --       --         --       --          0          0  69,518.49  69,600.00      --
   110          0     --      --      --       --         --       --          0          0 129,785.84 130,000.00      --
   111   20090501  5.350  13.350   7.350    3.000      1.000    6.000         32          6 359,447.71 360,000.00      --
   112          0     --      --      --       --         --       --          0          0  86,106.66  86,300.00      --
   113   20080501  5.350  15.590   8.590    3.000      1.000    7.000         20          6 154,502.00 154,502.00      --
   114   20090501  6.200  14.940   7.940    3.000      1.000    7.000         32          6 161,600.00 161,600.00      --
   115          0     --      --      --       --         --       --          0          0  78,884.47  79,000.00      --
   116   20090501  5.940  14.440   7.440    3.000      1.000    7.000         32          6 149,773.96 150,000.00      --
   117          0     --      --      --       --         --       --          0          0 146,266.04 147,000.00      --
   118          0     --      --      --       --         --       --          0          0  74,957.73  75,000.00      --
   119   20080501  6.700  15.200   8.200    3.000      1.000    7.000         20          6  49,935.36  50,000.00      --
   120   20080601  6.950  15.450   8.450    3.000      1.000    7.000         21          6 145,910.64 146,000.00      --
   121          0     --      --      --       --         --       --          0          0  94,715.34  95,000.00      --
   122   20080501  6.690  15.190   8.190    3.000      1.000    7.000         20          6 197,344.01 197,600.00      --
   123   20090501  4.890  13.390   6.390    3.000      1.000    7.000         32          6 167,936.13 168,000.00      --
   124          0     --      --      --       --         --       --          0          0  64,869.62  65,000.00      --
   125          0     --      --      --       --         --       --          0          0 123,917.72 124,000.00      --
   126          0     --      --      --       --         --       --          0          0 129,628.62 129,900.00      --
   127   20090501  5.240  13.740   6.740    3.000      1.000    7.000         32          6 133,368.85 133,600.00      --
   128          0     --      --      --       --         --       --          0          0  73,369.55  73,500.00      --
   129          0     --      --      --       --         --       --          0          0 110,870.47 111,000.00      --
   130          0     --      --      --       --         --       --          0          0  92,935.67  93,000.00      --
   131          0     --      --      --       --         --       --          0          0 123,362.91 123,500.00      --
   132   20080301  6.450  14.950   7.950    3.000      1.000    7.000         18          6 134,082.40 134,240.00      --
   133   20090401  5.490  13.990   6.990    3.000      1.000    7.000         31          6 169,599.92 169,600.00      --
   134   20090501  6.590  15.090   8.090    3.000      1.000    7.000         32          6 150,000.00 150,000.00      --
   135   20080501  6.640  15.140   8.140    3.000      1.000    7.000         20          6 216,000.00 216,000.00      --
   136   20080501  5.470  13.970   6.970    3.000      1.000    7.000         20          6 272,000.00 272,000.00      --
   137   20080501  5.990  14.490   7.490    3.000      1.000    7.000         20          6 116,000.00 116,000.00      --
   138   20080501  6.690  15.190   8.190    3.000      1.000    7.000         20          6 234,335.39 234,400.00      --
   139   20080501  5.790  14.290   7.290    3.000      1.000    7.000         20          6 169,600.00 169,600.00      --
   140   20080601  6.100  14.600   7.600    3.000      1.000    7.000         21          6 262,900.10 263,700.00      --
   141          0     --      --      --       --         --       --          0          0 121,135.90 121,500.00      --
   142   20080401  5.250  13.750   6.750    3.000      1.000    7.000         19          6 184,519.46 185,000.00      --
   143   20080501  6.050  14.550   7.550    3.000      1.000    7.000         20          6 229,660.94 230,000.00      --
   144   20090501  6.490  14.990   7.990    3.000      1.000    7.000         32          6 292,702.52 292,800.00      --
   145   20080501  5.740  14.240   7.240    3.000      1.000    7.000         20          6 172,800.00 172,800.00      --
   146   20090501  6.990  15.490   8.490    3.000      1.000    7.000         32          6 251,999.18 252,000.00      --
   147   20090501  5.400  13.900   6.900    3.000      1.000    7.000         32          6 538,585.38 539,490.00      --
   148          0     --      --      --       --         --       --          0          0 142,591.60 142,800.00      --
   149   20080601  5.850  15.350   8.350    3.000      1.000    7.000         21          6  62,960.64  63,000.00      --
   150          0     --      --      --       --         --       --          0          0 299,775.12 300,000.00      --
   151   20080601  5.600  13.850   6.850    3.000      1.000    7.000         21          6 103,842.11 103,950.00      --
   152          0     --      --      --       --         --       --          0          0 239,857.28 240,000.00      --
   153          0     --      --      --       --         --       --          0          0  77,278.65  77,350.00      --
   154   20080501  6.800  15.800   6.800    3.000      1.500    7.000         20          6 154,633.43 154,900.00      --
   155   20080501  5.200  14.700   7.700    3.000      1.500    7.000         20          6 148,287.58 148,500.00      --
   156   20080401  6.250  15.250   8.250    3.000      1.500    7.000         19          6 300,950.00 300,950.00      --
   157   20080501  5.700  15.350   8.350    3.000      1.500    7.000         20          6 235,427.67 235,550.00      --
   158   20080501  6.000  15.300   8.300    3.000      1.500    7.000         20          6 183,103.47 183,200.00      --
   159   20080501  3.825  13.325   6.325    3.000      1.500    7.000         20          6 322,499.84 322,500.00      --
   160   20080501  7.950  17.450  10.450    3.000      1.500    7.000         20          6 566,452.56 566,910.00      --
   161   20080601  5.490  13.490   5.490    3.000      1.000    6.000         21          6 411,300.00 411,300.00      --
   162   20080601  5.350  13.350   5.350    3.000      1.000    6.000         21          6 151,200.00 151,200.00      --
   163   20080501  5.920  13.920   7.920    2.000      1.000    6.000         20          6 388,400.00 388,400.00      --
   164   20080509  4.430  13.430   7.430    3.000      1.000    6.000         20          6 110,149.19 110,400.00      --
   165   20080601  6.650  14.650   8.650    3.000      1.000    6.000         21          6 134,421.00 134,500.00      --
   166   20090601  6.790  14.790   8.790    3.000      1.000    6.000         33          6 153,412.42 153,500.00      --
   167          0     --      --      --       --         --       --          0          0 148,391.33 148,500.00      --
   168          0     --      --      --       --         --       --          0          0 139,042.24 139,140.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 37,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
109,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
109,980.00 ARM        Non-Balloon Stated           Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 55,800.00 ARM        Non-Balloon Stated           Libor - 1 Year  Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 46,400.00 ARM        Non-Balloon Full             Libor - 1 Year  Interest Only          1st Lien Primary
 27,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 62,076.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 19,600.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 65,400.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 26,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 55,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 55,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 27,733.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 28,993.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 64,248.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 33,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Second Home
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 80,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 71,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 59,980.00 Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 55,800.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
148,900.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 41,200.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 42,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 36,800.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 62,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 40,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 72,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 33,200.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 90,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 38,626.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 30,300.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 49,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 42,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 33,400.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 33,558.00 ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
 31,800.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 37,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 54,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 68,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 29,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 58,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 42,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 73,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 43,200.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 63,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 97,100.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     3 Family                    Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Townhouse                   Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
Mtge Guaranty
Insurance Corp. Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Balloon - 30/40                     3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Manufactured Housing        Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 4 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                4 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20050812    20051001 20350901          45.89   662 SA2       90.00        90.00
20050829    20051001 20350901          29.39   726 SA1      100.00       100.00
20051230    20060201 20360101          38.94   722 SA1       95.00        95.00
20060310    20060501 20360401           34.6   657 PA3       72.46        72.46
20060329    20060501 20360401          37.68   710 SA1       88.24        88.24
20051130    20060101 20351201          45.57   648 PA3       80.00       100.00
20060131    20060401 20360301          43.58   686 SA1      100.00       100.00
20060324    20060501 20210401          46.05   712 SA1       94.82        94.82
20060316    20060501 20360401          41.96   805 SA1       95.00        95.00
20060310    20060501 20360401          24.85   688 PA2       80.00        80.00
20060417    20060601 20360501          46.03   657 PA3       51.55        51.55
20060410    20060601 20360501          39.77   775 SA1       85.00        85.00
20060418    20060601 20360501          47.54   698 SA1       86.54        86.54
20060420    20060601 20360501          41.12   720 PA1       80.00       100.00
20060418    20060601 20360501          35.54   659 PA3       55.56        55.56
20060406    20060601 20360501          22.93   635 PA3       65.00        65.00
20060424    20060601 20360501          28.22   755 PA1       80.00        80.00
20060131    20060301 20360201          38.27   668 PA3       80.00       100.00
20060227    20060501 20360401          54.05   648 PA3       77.00        77.00
20060317    20060501 20360401          38.34   694 SA1      100.00       100.00
20060327    20060501 20360401          30.77   782 PA1       64.33        64.33
20060327    20060501 20360401          44.88   647 PA3       80.00       100.00
20060329    20060501 20360401          40.14   691 SA1      100.00       100.00
20060428    20060601 20360501          36.15   664 PA3       80.00       100.00
20060110    20060301 20360201           45.2   649 PA3       80.00       100.00
20060117    20060217 20360117          33.72   735 PA1       74.13        92.66
20060213    20060317 20360217          40.42   682 PA2       80.00       100.00
20060224    20060401 20360301          33.85   732 SA1      100.00       100.00
20060410    20060601 20360501          49.42   667 PA3       80.00       100.00
20060411    20060517 20360417          41.63   671 SA2       90.00        90.00
20060413    20060601 20360501          30.42   649 PA3       80.00       100.00
20060413    20060513 20360413          44.32   687 PA2       79.99        99.99
20060419    20060519 20360419          42.39   731 PA1       80.00       100.00
20060501    20060601 20360501          46.45   687 PA2       80.00       100.00
20060420    20060601 20360501          37.55   718 PA2       80.00        99.59
20060428    20060603 20360503          49.01   744 SA1       90.00        90.00
20060427    20060527 20360427          45.09   626 PA3       79.89        99.86
20060501    20060701 20360601          33.97   626 PA3       35.83        35.83
20060427    20060601 20360501           50.8   673 SA2       90.00        90.00
20060427    20060601 20360501          37.72   663 SA2       80.00        90.00
20060425    20060601 20360501           2.38   629 PA3       58.75        58.75
20060331    20060501 20360401           37.2   628 PA3       64.43        64.43
20060421    20060601 20360501          45.89   623 PA3       80.00        80.00
20060407    20060601 20360501           36.3   628 PA3       80.00        80.00
20060324    20060503 20260403          42.88   667 PA3       80.00       100.00
20060412    20060601 20360501          29.62   663 SA2       80.00       100.00
20060428    20060601 20360501          37.37   675 SA2      100.00       100.00
20060411    20060601 20360501           5.49   680 SA1       95.07        95.07
20060424    20060601 20360501          38.35   666 SA2       95.00        95.00
20060419    20060601 20360501          24.08   632 PA3       80.00        80.00
20060411    20060601 20360501          41.45   683 SA1       95.00        95.00
20060411    20060601 20360501          43.49   661 SA2       95.00        95.00
20060427    20060601 20360501          28.04   672 SA2       94.30        94.30
20060426    20060601 20360501          41.53   637 PA3       80.00       100.00
20060413    20060601 20360501           32.6   715 SA1       93.21        93.21
20060421    20060601 20360501          25.03   624 PA3       80.00        80.00
20060421    20060601 20360501          46.87   682 SA1      100.00       100.00
20060227    20060501 20210401          55.42   686 PA2       68.57        68.57
20060406    20060601 20360501          40.87   674 PA3       80.00       100.00
20060310    20060501 20360401          28.08   669 SA2      100.00       100.00
20060425    20060701 20360601          37.97   663 PA3       61.00        61.00
20060406    20060601 20360501          49.85   773 PA1       70.93        70.93
20060405    20060601 20360501          46.03   732 PA1       80.00       100.00
20060411    20060601 20360501          45.87   699 PA2       74.29        74.29
20060420    20060601 20360501          44.29   788 PA1       58.75        58.75
20060418    20060601 20360501          22.14   712 PA2       64.38        64.38
20060421    20060601 20360501          47.19   701 PA2       75.00        75.00
20060320    20060501 20360401          39.55   690 SA1       90.00        90.00
20060414    20060601 20360501          34.42   732 PA1       80.00        80.00
20060417    20060601 20360501          25.72   691 SA1      100.00       100.00
20060412    20060601 20360501          41.54   709 PA2       80.00        80.00
20060425    20060601 20360501          48.36   688 SA1       95.00        95.00
20060420    20060601 20360501          43.22   644 PA3       80.00       100.00
20060425    20060601 20360501          42.16   721 SA1      100.00       100.00
20060407    20060601 20360501           29.8   671 PA3       75.57        75.57
20060411    20060601 20360501          50.21   709 SA1       90.00        90.00
20060224    20060401 20360301          44.57   662 SA2      100.00       100.00
20051007    20051201 20351101          40.94   742 PA1       80.00       100.00
20060317    20060501 20360401           41.8   656 PA3       80.00       100.00
20060411    20060601 20360501          49.29   671 PA3       80.00       100.00
20060508    20060701 20360601          49.19   654 PA3       80.00        80.00
20060505    20060701 20360601          47.47   698 SA1       89.88        89.88
20060425    20060601 20360501           37.5   735 PA1       80.00        80.00
20060418    20060601 20210501          35.15   681 PA2       80.00        80.00
20060414    20060601 20210501          40.79   711 SA1      100.00       100.00
20060425    20060601 20360501          38.65   658 PA3       80.00        80.00
20060428    20060601 20360501          51.22   675 SA2      100.00       100.00
20060427    20060601 20360501          32.89   680 PA2       80.00       100.00
20060428    20060601 20210501          38.49   712 SA1       80.65        80.65
20060410    20060601 20360501          49.08   763 SA1       85.00        85.00
20060417    20060601 20360501          49.35   625 PA3       79.89        79.89
20060420    20060601 20210501          51.97   730 PA1       58.74        58.74
20060417    20060601 20210501           47.8   706 PA2       60.90        60.90
20060420    20060601 20260501          34.88   709 PA2       77.84        77.84
20060419    20060601 20360501          29.68   778 SA1       83.92        83.92
20060501    20060701 20360601          20.18   658 PA3       46.73        46.73
20060418    20060601 20360501          40.17   685 PA2       52.53        52.53
20060421    20060601 20210501          20.48   668 PA3       77.86        77.86
20060425    20060601 20360501          43.03   624 PA3       80.00       100.00
20060424    20060601 20360501          49.33   676 SA2      100.00       100.00
20060425    20060601 20210501          39.78   691 PA2       28.57        28.57
20060420    20060601 20360501          36.26   662 SA2       95.00        95.00
20060427    20060601 20360501          23.57   762 SA1      100.00       100.00
20060503    20060701 20360601          41.44   693 PA2       79.10        79.10
20060428    20060601 20360501          26.66   804 PA1       80.00        80.00
20060413    20060601 20360501          44.67   755 SA1       95.00        95.00
20060421    20060601 20360501          44.35   659 PA3       80.00       100.00
20060508    20060701 20360601             22   706 SA1       84.42        84.42
20060411    20060511 20360411          40.51   777 SA1       75.08        75.08
20060504    20060701 20360601          49.53   697 PA2       66.33        66.33
20060424    20060601 20360501          40.63   654 PA3       80.00       100.00
20060331    20060501 20360401          17.03   760 SA1      100.00       100.00
20060424    20060601 20360501           44.7   645 PA3       80.00       100.00
20060418    20060601 20360501          42.86   631 PA3       80.00        95.00
20060425    20060601 20360501          48.59   736 SA1      100.00       100.00
20060428    20060601 20360501          42.78   729 SA1      100.00       100.00
20060427    20060601 20360501          48.67   720 SA1      100.00       100.00
20060501    20060701 20360601          24.07   708 SA1      100.00       100.00
20060428    20060601 20360501           9.73   777 SA1      100.00       100.00
20060501    20060701 20360601           35.8   660 SA2       98.65        98.65
20060224    20060401 20360301          48.88   709 SA1      100.00       100.00
20060411    20060601 20360501          49.19   645 PA3       80.00       100.00
20060419    20060601 20360501          38.63   666 PA3       80.00       100.00
20060331    20060501 20360401          50.89   662 SA2      100.00       100.00
20060428    20060601 20360501          45.52   657 PA3       80.00        80.00
20060428    20060601 20360501          40.39   660 SA2      100.00       100.00
20060419    20060601 20360501          37.17   670 PA3       80.00       100.00
20060427    20060601 20360501          45.58   686 SA1      100.00       100.00
20060428    20060601 20360501          27.98   688 SA1      100.00       100.00
20060428    20060701 20360601          44.15   666 SA2      100.00       100.00
20060501    20060601 20360501          24.68   690 SA2       95.00        95.00
20060214    20060401 20360301           48.6   638 PA3       63.92        79.90
20060314    20060501 20360401          42.08   635 PA3       80.00        95.00
20060424    20060601 20360501          44.24   657 PA3       80.00       100.00
20060419    20060601 20360501          43.51   672 PA3       80.00       100.00
20060425    20060601 20360501          48.35   650 PA3       80.00       100.00
20060424    20060601 20360501          49.82   628 PA3       80.00       100.00
20060427    20060601 20360501          48.98   700 PA2       80.00       100.00
20060426    20060601 20360501          33.46   681 PA2       80.00       100.00
20060501    20060701 20360601          48.02   750 SA1       90.00        90.00
20060317    20060501 20360401          46.81   763 SA1      100.00       100.00
20060329    20060501 20360401          46.83   746 SA1      100.00       100.00
20060417    20060601 20360501          41.14   665 SA2      100.00       100.00
20060418    20060601 20360501          49.15   669 SA2       80.00       100.00
20060421    20060601 20360501          40.41   659 PA3       80.00       100.00
20060420    20060601 20360501          46.08   621 PA3       80.00       100.00
20060428    20060601 20360501          45.63   689 SA1       95.00        95.00
20060428    20060601 20360501          50.14   682 SA1      100.00       100.00
20060502    20060701 20360601          32.18   697 SA1       90.00        90.00
20060516    20060701 20360601          49.46   658 PA3       71.43        71.43
20060512    20060701 20360601          47.43   641 PA3       45.00        45.00
20060517    20060701 20360601          50.07   629 PA3       80.00        80.00
20060503    20060601 20360501          36.86   739 SA1      100.00       100.00
20060421    20060601 20360501          50.96   688 SA1      100.00       100.00
20060425    20060601 20360501          38.82   645 PA3       75.00        75.00
20060316    20060501 20360401          49.68   668 SA2       85.00        85.00
20060421    20060601 20360501          52.74   623 PA3       70.00        70.00
20060421    20060601 20360501          52.74   623 PA3       80.00        80.00
20060420    20060601 20360501           41.7   687 PA2       75.00        75.00
20060427    20060601 20360501           43.2   751 SA1       90.00        90.00
20060516    20060701 20360601          23.28   713 SA1       89.61        89.61
20060518    20060701 20360601          49.14   716 PA2       80.00        80.00
20060426    20060601 20360501          50.15   643 PA3       80.00       100.00
20060509    20060609 20360509           8.23   635 PA3       80.00        80.00
20060530    20060701 20360601          45.05   784 SA1      100.00       100.00
20060531    20060701 20360601          33.93   683 SA1      100.00       100.00
20060524    20060701 20360601             19   664 SA2       82.50        82.50
20060531    20060705 20360605          54.39   671 SA2       90.00        90.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
5%                                                                 24 CO
1%                                                                 24 MI
5%                                                                 12 KY
1%                                                                 36 OH
2%                                                                 36 IN
NO PENALTY                                                          0 AL
3%, 2% OR 6 MONTHS INTEREST ON 80%                                 24 AR
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  36 PA
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 NV
6 MONTHS INTEREST                                                  24 CA
1%                                                                 36 VA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 MT
2%                                                                 36 VA
NO PENALTY                                                          0 AL
1%                                                                 36 GA
NO PENALTY                                                          0 AL
3%, 2%, 1%                                                         36 LA
2%                                                                 36 MO
1%                                                                 36 UT
GREATER OF 1% OR $100                                              36 WA
GREATER OF 1% OR $100                                              36 KY
1%                                                                 36 ID
1%                                                                 36 GA
2%                                                                 36 VA
2%                                                                 36 VA
6 MONTHS INTEREST                                                  24 FL
1%                                                                 24 MI
NO PENALTY                                                          0 SC
6 MONTHS INTEREST                                                  24 UT
1%                                                                 36 GA
NO PENALTY                                                          0 NC
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 WA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 TX
6 MONTHS INTEREST                                                  12 NY
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NY
2%                                                                 36 VA
2 MONTHS INTEREST                                                  36 MD
5%                                                                 24 PA
NO PENALTY                                                          0 NY
5%                                                                 36 AL
5%                                                                 36 FL
5%                                                                 36 FL
5%                                                                 36 FL
5%                                                                 36 FL
5%                                                                 36 FL
2%                                                                 36 VA
NO PENALTY                                                          0 NM
NO PENALTY                                                          0 NC
5%                                                                 36 CA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 OR
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 CT
NO PENALTY                                                          0 CT
NO PENALTY                                                          0 KS
5%                                                                 12 OK
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  36 MN
NO PENALTY                                                          0 IL
5%                                                                 36 AZ
5%                                                                 36 TX
NO PENALTY                                                          0 IL
5%                                                                 24 AZ
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 WA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                   6 KS
NO PENALTY                                                          0 TX
2%                                                                 36 VA
6 MONTHS INTEREST                                                  36 FL
6 MONTHS INTEREST                                                  36 WA
6 MONTHS INTEREST                                                  24 NV
NO PENALTY                                                          0 AZ
NO PENALTY                                                          0 FL
6 MONTHS INTEREST                                                  36 FL
NO PENALTY                                                          0 CA
NO PENALTY                                                          0 TX
2%                                                                 36 MO
6 MONTHS INTEREST                                                  36 FL
NO PENALTY                                                          0 CO
NO PENALTY                                                          0 FL
NO PENALTY                                                          0 SC
NO PENALTY                                                          0 IL
2%                                                                 36 MO
NO PENALTY                                                          0 FL
6 MONTHS INTEREST                                                  36 AZ
NO PENALTY                                                          0 FL
2%                                                                 36 VA
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 PA
1%                                                                 24 GA
1%                                                                 36 TN
6 MONTHS INTEREST                                                  36 GA
6 MONTHS INTEREST                                                  36 AZ
2%                                                                 36 IN
2%                                                                 36 IN
2 MONTHS INTEREST                                                  24 MN
2 MONTHS INTEREST                                                  36 MN
1%                                                                 36 MI
1%                                                                 36 WI
2%                                                                 24 IN
2%                                                                 24 IN
1%                                                                 24 MI
2%                                                                 24 IN
5%                                                                 36 FL
5%                                                                 24 FL
5%                                                                 36 FL
5%                                                                 36 TN
1%                                                                 36 GA
5%                                                                 36 FL
5%                                                                 36 TN
5%                                                                 36 TN
2%                                                                 36 MO
5%                                                                 36 FL
5%                                                                 36 FL
5%                                                                 24 UT
5%                                                                 36 CO
6 MONTHS INTEREST                                                  36 CO
5%                                                                 12 AZ
5%                                                                 24 CO
5%                                                                 24 AZ
5%                                                                 12 AZ
5%                                                                 24 AZ
5%                                                                 24 AZ
5%                                                                 36 PA
1%                                                                 24 VA
2%                                                                 24 NC
NO PENALTY                                                          0 MD
5%                                                                 24 DE
NO PENALTY                                                          0 MD
1%                                                                 36 VA
1%                                                                 36 VA
NO PENALTY                                                          0 MD
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 AZ
5%                                                                 36 TX
5%                                                                 24 TX
NO PENALTY                                                          0 AZ
5%                                                                 24 NV
5%                                                                 36 FL
5%                                                                 36 FL
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 MA
5%, 4%, 3%, 2%, 1%                                                 60 LA
2 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 GA
5%                                                                 24 FL
5%                                                                 24 FL
2%                                                                 36 MO
5%                                                                 36 CO
NO PENALTY                                                          0 GA

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   80401   7.040  6.540    7.040     0.500        12       360       48       60      360       348     2
   48203   9.700  9.200    9.700     0.500        12       360        0        0      360       348     1
   40160   9.000  8.500    9.000     0.500         8       360        0        0      360       352     1
   43734   6.550  6.050    6.550     0.500         5       360        0        0      360       355     1
   46203   9.500  9.000    9.500     0.500         5       360        0        0      360       355     1
   36853   9.130  8.630    9.130     0.500         9       360       15       24      360       351     1
   71635  10.250  9.750   10.250     0.500         6       360        0        0      360       354     1
   14226   9.990  9.490    9.990     0.500         5       180        0        0      180       175     1
   14218   9.490  8.990    9.490     0.500         5       360        0        0      360       355     2
   19139   9.000  8.500    9.000     0.500         5       360        0        0      360       355     1
   92407   8.515  8.015    8.515     0.500         4       480        0        0      360       356     1
   95220   7.125  6.625    7.125     0.500         4       480        0        0      360       356     2
   89431   7.375  6.875    7.375     0.500         4       360       56       60      360       356     1
   92026   7.125  6.625    7.125     0.500         4       360       56       60      360       356     2
   23513   7.125  6.625    7.125     0.500         4       360        0        0      360       356     1
   95948   6.890  6.390    6.890     0.500         4       360        0        0      360       356     1
   90059   7.025  6.525    7.025     0.500         4       480        0        0      360       356     1
   59634   6.625  6.125    6.625     0.500         7       360        0        0      360       353     2
   23434   7.500  7.000    7.500     0.500         5       360        0        0      360       355     1
   36116   7.625  7.125    7.625     0.500         5       360        0        0      360       355     1
   30043   7.000  6.500    7.000     0.500         5       360        0        0      360       355     1
   36567   7.875  7.375    7.875     0.500         5       360       55       60      360       355     2
   71049   8.500  8.000    8.500     0.500         5       360        0        0      360       355     1
   63034   7.625  7.125    7.625     0.500         4       360       56       60      360       356     2
   84128   7.900  7.400    7.900     0.500         7       360        0        0      360       353     2
   99216   7.200  6.700    7.200     0.500         8       360        0        0      360       352     2
   40515   7.350  6.850    7.350     0.500         7       360        0        0      360       353     2
   83642   8.850  8.350    8.850     0.500         6       360        0        0      360       354     2
   30043   7.790  7.290    7.790     0.500         4       360       56       60      360       356     2
   23663   7.440  6.940    7.440     0.500         5       360        0        0      360       355     1
   23803   7.210  6.710    7.210     0.500         4       360        0        0      360       356     2
   34288   7.540  7.040    7.540     0.500         5       360       55       60      360       355     2
   48128   8.240  7.740    8.240     0.500         5       360       55       60      360       355     2
   29485   8.390  7.890    8.390     0.500         4       360        0        0      360       356     2
   84115   7.250  6.750    7.250     0.500         4       360       56       60      360       356     1
   30096   8.140  7.640    8.140     0.500         4       360       56       60      360       356     2
   27265   8.640  8.140    8.640     0.500         5       360        0        0      360       355     2
   90605   6.625  6.125    6.625     0.500         3       360       57       60      360       357     1
   99205   6.375  5.875    6.375     0.500         4       480        0        0      360       356     1
   95350   7.625  7.125    7.625     0.500         4       360       56       60      360       356     1
   78957   9.325  8.825    9.325     0.500         4       360        0        0      360       356     2
   11217   7.750  7.250    7.750     0.500         5       480        0        0      360       355     1
   14068   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   11236   7.250  6.750    7.250     0.500         4       360       56       60      360       356     1
   23024   8.500  8.000    8.500     0.500         5       240        0        0      240       235     1
   20744   6.000  5.500    6.000     0.500         4       480        0        0      360       356     1
   17331   9.950  9.450    9.950     0.500         4       480        0        0      360       356     1
   12205   8.750  8.250    8.750     0.500         4       360        0        0      360       356     1
   35404   8.450  7.950    8.450     0.500         4       360        0        0      360       356     1
   33311   8.490  7.990    8.490     0.500         4       360        0        0      360       356     1
   32825   8.190  7.690    8.190     0.500         4       360       56       60      360       356     1
   32404   8.400  7.900    8.400     0.500         4       360        0        0      360       356     1
   32250   8.900  8.400    8.900     0.500         4       360        0        0      360       356     1
   34772   7.400  6.900    7.400     0.500         4       360       56       60      360       356     2
   24502   6.550  6.050    6.550     0.500         4       360        0        0      360       356     2
   87105   8.800  8.300    8.800     0.500         4       360        0        0      360       356     1
   28212   9.340  8.840    9.340     0.500         4       360        0        0      360       356     1
   95633   6.050  5.550    6.050     0.500         5       360        0        0      180       175     1
   95817   6.050  5.550    6.050     0.500         4       480        0        0      360       356     2
   97303   8.250  7.750    8.250     0.500         5       360       55       60      360       355     1
   95018   6.280  5.780    6.280     0.500         3       360        0        0      360       357     2
   91342   6.590  6.090    6.590     0.500         4       360        0        0      360       356     1
   95225   7.250  6.750    7.250     0.500         4       360        0        0      360       356     2
   94618   6.790  6.290    6.790     0.500         4       360        0        0      360       356     2
   92117   6.250  5.750    6.250     0.500         4       360        0        0      360       356     2
   95746   6.000  5.500    6.000     0.500         4       480        0        0      360       356     2
   93510   6.375  5.875    6.375     0.500         4       360        0        0      360       356     1
    6053   8.990  8.490    8.990     0.500         5       360        0        0      360       355     1
    6415   6.500  6.000    6.500     0.500         4       360        0        0      360       356     2
   66614   9.860  9.360    9.860     0.500         4       360        0        0      360       356     2
   73112   8.690  8.190    8.690     0.500         4       360        0        0      360       356     1
   60085   9.000  8.500    9.000     0.500         4       360        0        0      360       356     1
   55353   8.300  7.800    8.300     0.500         4       360       56       60      360       356     1
   62234  11.050 10.550   11.050     0.500         4       360        0        0      360       356     1
   85033   8.800  8.300    8.800     0.500         4       360        0        0      360       356     1
   75210   8.750  8.250    8.750     0.500         4       360        0        0      360       356     1
   60469   9.400  8.900    9.400     0.500         6       360        0        0      360       354     2
   85015   7.250  6.750    7.250     0.500        10       360        0        0      360       350     1
   93534   8.625  8.125    8.625     0.500         5       480        0        0      360       355     2
   98391   8.230  7.730    8.230     0.500         4       360       56       60      360       356     2
   90037   9.200  8.700    9.200     0.500         3       360        0        0      360       357     1
   92509   8.250  7.750    8.250     0.500         3       480        0        0      360       357     2
   66743   6.125  5.625    6.125     0.500         4       360        0        0      360       356     1
   77009   6.500  6.000    6.500     0.500         4       180        0        0      180       176     1
   24592   8.125  7.625    8.125     0.500         4       180        0        0      180       176     2
   33912   7.375  6.875    7.375     0.500         4       360        0        0      360       356     1
   98626   9.250  8.750    9.250     0.500         4       360        0        0      360       356     1
   89502   7.375  6.875    7.375     0.500         4       360        0        0      360       356     2
   86047   7.875  7.375    7.875     0.500         4       180        0        0      180       176     1
   34691   7.375  6.875    7.375     0.500         4       360        0        0      360       356     1
   33853   7.375  6.875    7.375     0.500         4       360        0        0      360       356     1
   92029   6.375  5.875    6.375     0.500         4       180        0        0      180       176     2
   75056   6.500  6.000    6.500     0.500         4       180        0        0      180       176     1
   64424   6.625  6.125    6.625     0.500         4       240        0        0      240       236     1
   34450   6.875  6.375    6.875     0.500         4       360        0        0      360       356     1
   81521   8.625  8.125    8.625     0.500         3       360        0        0      360       357     1
   34205   6.375  5.875    6.375     0.500         4       360        0        0      360       356     1
   29617   7.750  7.250    7.750     0.500         4       180        0        0      180       176     1
   60615   9.125  8.625    9.125     0.500         4       360       56       60      360       356     2
   64134  10.750 10.250   10.750     0.500         4       360        0        0      360       356     2
   33982   7.000  6.500    7.000     0.500         4       180        0        0      180       176     1
   85234   8.500  8.000    8.500     0.500         4       360       56       60      360       356     1
   33460   6.875  6.375    6.875     0.500         4       360        0        0      360       356     1
   23111   7.250  6.750    7.250     0.500         3       360        0        0      360       357     1
   33569   6.950  6.450    6.950     0.500         4       360        0        0      360       356     1
   19026   6.990  6.490    6.990     0.500         4       360        0        0      360       356     1
   30815   6.590  6.090    6.590     0.500         4       360        0        0      360       356     1
   37129   8.350  7.850    8.350     0.500         3       360        0        0      360       357     1
   30721   9.300  8.800    9.300     0.500         5       360        0        0      360       355     2
   85037   6.990  6.490    6.990     0.500         3       360        0        0      360       357     1
   46236   7.350  6.850    7.350     0.500         4       360        0        0      360       356     2
   47802   7.500  7.000    7.500     0.500         5       360        0        0      360       355     1
   55045   8.590  8.090    8.590     0.500         4       360       56       60      360       356     2
   55379   7.940  7.440    7.940     0.500         4       360       56       60      360       356     1
   48213   7.590  7.090    7.590     0.500         4       360        0        0      360       356     1
   53140   7.440  6.940    7.440     0.500         4       360        0        0      360       356     1
   46143   7.590  7.090    7.590     0.500         4       360        0        0      360       356     2
   46241   8.850  8.350    8.850     0.500         3       360        0        0      360       357     1
   48234   8.200  7.700    8.200     0.500         4       360        0        0      360       356     1
   46106   8.450  7.950    8.450     0.500         3       360        0        0      360       357     1
   32043   7.500  7.000    7.500     0.500         6       360        0        0      360       354     2
   34983   8.190  7.690    8.190     0.500         4       360        0        0      360       356     2
   32824   6.390  5.890    6.390     0.500         4       360       56       60      360       356     2
   38108   8.050  7.550    8.050     0.500         5       360        0        0      360       355     1
   30349   7.500  7.000    7.500     0.500         4       480        0        0      360       356     1
   32305   8.100  7.600    8.100     0.500         4       360        0        0      360       356     1
   37072   6.740  6.240    6.740     0.500         4       360        0        0      360       356     1
   38127   8.650  8.150    8.650     0.500         4       360        0        0      360       356     1
   65672   8.700  8.200    8.700     0.500         4       360        0        0      360       356     1
   32254   7.850  7.350    7.850     0.500         3       360        0        0      360       357     1
   32208   8.990  8.490    8.990     0.500         4       360        0        0      360       356     2
   84109   7.950  7.450    7.950     0.500         6       480        0        0      360       354     1
   80223   6.990  6.490    6.990     0.500         5       360       55       60      360       355     1
   80601   8.090  7.590    8.090     0.500         4       360       56       60      360       356     1
   85250   8.140  7.640    8.140     0.500         4       360       56       60      360       356     2
   80018   6.970  6.470    6.970     0.500         4       360       56       60      360       356     1
   85051   7.490  6.990    7.490     0.500         4       360       56       60      360       356     1
   85354   8.190  7.690    8.190     0.500         4       360       56       60      360       356     2
   85027   7.290  6.790    7.290     0.500         4       360       56       60      360       356     1
   85042   7.600  7.100    7.600     0.500         3       360       57       60      360       357     2
   15044   7.500  7.000    7.500     0.500         5       360        0        0      360       355     2
   23462   6.750  6.250    6.750     0.500         5       360        0        0      360       355     1
   27524   7.550  7.050    7.550     0.500         4       360        0        0      360       356     2
   21144   7.990  7.490    7.990     0.500         4       360       56       60      360       356     2
   19713   7.240  6.740    7.240     0.500         4       360       56       60      360       356     1
   20886   8.490  7.990    8.490     0.500         4       360       56       60      360       356     1
   23314   6.900  6.400    6.900     0.500         4       360        0        0      360       356     2
   23237   7.600  7.100    7.600     0.500         4       360        0        0      360       356     1
   21223   8.350  7.850    8.350     0.500         3       360        0        0      360       357     1
   90220   7.450  6.950    7.450     0.500         3       360        0        0      360       357     1
   95205   6.850  6.350    6.850     0.500         3       360        0        0      360       357     1
   85653   8.590  8.090    8.590     0.500         3       360        0        0      360       357     1
   78501   9.825  9.325    9.825     0.500         4       360        0        0      360       356     2
   78231   8.800  8.300    8.800     0.500         4       360        0        0      360       356     1
   85031   7.700  7.200    7.700     0.500         4       360        0        0      360       356     1
   89123   8.250  7.750    8.250     0.500         5       360       55       60      360       355     2
   33312   8.350  7.850    8.350     0.500         4       480        0        0      360       356     1
   33311   8.300  7.800    8.300     0.500         4       480        0        0      360       356     2
   92337   6.325  5.825    6.325     0.500         4       360       56       60      360       356     2
    2451  10.450  9.950   10.450     0.500         4       360        0        0      360       356     1
   70112   7.490  6.990    7.490     0.500         3       360      117      120      360       357     2
   20774   7.350  6.850    7.350     0.500         3       360      117      120      360       357     1
   30024   7.920  7.420    7.920     0.500         4       360       56       60      360       356     2
   33898   7.430  6.930    7.430     0.500         4       360        0        0      360       356     1
   33712   8.650  8.150    8.650     0.500         3       360        0        0      360       357     1
   65611   8.790  8.290    8.790     0.500         3       360        0        0      360       357     2
   80011   7.570  7.070    7.570     0.500         3       360        0        0      360       357     1
   30127   7.870  7.370    7.870     0.500         3       360        0        0      360       357     1

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
   169   20080605  4.720  13.720   7.720    3.000      1.000    6.000         21          6 116,417.27 116,500.00      --
   170   20080601  6.555  14.805   7.805    3.000      1.000    7.000         21          6 239,663.87 240,000.00      --
   171   20080601  7.400  15.650   8.650    3.000      1.000    7.000         21          6  93,445.08  93,500.00      --
   172   20080601  6.280  14.530   7.530    3.000      1.000    7.000         21          6 467,654.76 468,000.00      --
   173   20080601  7.115  15.365   8.365    3.000      1.000    7.000         21          6 300,000.00 300,000.00      --
   174   20080601  8.260  16.510   9.510    3.000      1.000    7.000         21          6 156,595.51 156,750.00      --
   175          0     --      --      --       --         --       --          0          0 207,711.32 208,000.00      --
   176          0     --      --      --       --         --       --          0          0  89,937.12  90,000.00      --
   177   20090501  4.800  15.240   8.240    3.000      1.000    7.000         32          6 149,446.90 149,600.00      --
   178   20080601  7.260  15.760   8.760    3.000      1.000    7.000         21          6 107,937.99 108,000.00      --
   179   20080601  4.800  15.090   8.090    3.000      1.000    7.000         21          6 143,729.72 143,920.00      --
   180   20080601  6.750  15.250   8.250    3.000      1.000    7.000         21          6 116,725.52 116,800.00      --
   181          0     --      --      --       --         --       --          0          0  89,465.78  89,600.00      --
   182          0     --      --      --       --         --       --          0          0 119,640.40 120,000.00      --
   183   20090401  5.340  13.840   6.840    3.000      1.000    7.000         31          6 119,689.19 120,000.00      --
   184          0     --      --      --       --         --       --          0          0 103,936.33 104,000.00      --
   185   20080601  6.360  14.860   7.860    3.000      1.000    7.000         21          6 110,283.82 110,360.00      --
   186   20080601  5.490  13.990   6.990    3.000      1.000    7.000         21          6 219,200.00 219,200.00      --
   187          0     --      --      --       --         --       --          0          0 144,913.28 144,960.00      --
   188   20080601  7.190  16.190   9.190    3.000      1.000    7.000         21          6 107,943.30 108,000.00      --
   189   20090601  6.950  15.450   8.450    3.000      1.000    7.000         33          6 204,874.53 205,000.00      --
   190   20080601  7.250  16.240   9.240    3.000      1.000    7.000         21          6 279,654.70 280,000.00      --
   191   20110601  7.160  15.660   8.660    3.000      1.000    7.000         57          6 127,920.00 127,920.00      --
   192   20080601  6.590  15.090   8.090    3.000      1.000    7.000         21          6  99,684.28  99,750.00      --
   193   20080601  5.740  14.240   7.240    3.000      1.000    7.000         21          6 415,851.88 416,000.00      --
   194          0     --      --      --       --         --       --          0          0  56,011.52  56,100.00      --
   195   20080501  7.040  15.540   8.540    3.000      1.000    7.000         20          6 283,991.13 284,000.00      --
   196   20080501  5.700  14.200   7.200    3.000      1.000    7.000         20          6 128,596.43 128,800.00      --
   197   20080601  5.440  13.940   6.940    3.000      1.000    7.000         21          6 148,000.00 148,000.00      --
   198   20080601  6.390  14.890   7.890    3.000      1.000    7.000         21          6 152,000.00 152,000.00      --
   199   20080601  7.590  16.090   9.090    3.000      1.000    7.000         21          6 220,000.00 220,000.00      --
   200   20080601  7.590  16.090   9.090    3.000      1.000    7.000         21          6 179,903.51 180,000.00      --
   201   20080601  6.090  14.590   7.590    3.000      1.000    7.000         21          6 202,400.00 202,400.00      --
   202   20080601  6.390  14.890   7.890    3.000      1.000    7.000         21          6 171,360.00 171,360.00      --
   203   20080601  5.290  13.790   6.790    3.000      1.000    7.000         21          6 176,000.00 176,000.00      --
   204   20080601  5.040  13.540   6.540    3.000      1.000    7.000         21          6 136,000.00 136,000.00      --
   205   20080601  5.990  14.490   7.490    3.000      1.000    7.000         21          6 328,000.00 328,000.00      --
   206   20090601  5.690  14.190   7.190    3.000      1.000    7.000         33          6 233,600.00 233,600.00      --
   207   20080601  5.000  13.500   6.500    3.000      1.000    7.000         21          6 184,000.00 184,000.00      --
   208   20080601  6.390  14.890   7.890    3.000      1.000    7.000         21          6 440,000.00 440,000.00      --
   209   20080601  5.290  13.790   6.790    3.000      1.000    7.000         21          6 169,600.00 169,600.00      --
   210   20080601  5.440  13.940   6.940    3.000      1.000    7.000         21          6 168,000.00 168,000.00      --
   211   20080601  5.290  13.790   6.790    3.000      1.000    7.000         21          6 232,000.00 232,000.00      --
   212          0     --      --      --       --         --       --          0          0 139,735.79 140,000.00      --
   213   20080601  6.390  14.890   7.890    3.000      1.000    7.000         21          6 170,349.61 170,400.00      --
   214   20080601  7.840  16.340   9.340    3.000      1.000    7.000         21          6 327,833.14 328,000.00      --
   215          0     --      --      --       --         --       --          0          0 177,600.00 177,600.00      --
   216   20080601  2.500  14.340   7.340    3.000      1.000    7.000         21          6 129,800.43 130,000.00      --
   217   20080601  6.390  14.890   7.890    3.000      1.000    7.000         21          6 184,000.00 184,000.00      --
   218   20080601  6.240  14.740   7.740    3.000      1.000    7.000         21          6 190,000.00 190,000.00      --
   219   20080601  5.240  13.740   6.740    3.000      1.000    7.000         21          6 262,398.42 262,400.00      --
   220   20090501  5.250  13.250   7.250    2.000      1.000    6.000         32          6 219,655.72 220,000.00      --
   221   20090501  6.990  14.990   8.990    2.000      1.000    6.000         32          6  55,938.45  56,000.00      --
   222          0     --      --      --       --         --       --          0          0 237,297.65 237,750.00      --
   223   20090501  4.750  12.750   6.750    2.000      1.000    6.000         32          6 544,000.00 544,000.00      --
   224   20090601  5.990  13.990   7.990    2.000      1.000    6.000         33          6 124,915.96 125,000.00      --
   225   20080501  5.900  13.900   7.900    2.000      1.000    6.000         20          6 490,000.00 490,000.00      --
   226          0     --      --      --       --         --       --          0          0 183,707.38 185,000.00      --
   227   20090601  4.800  12.800   6.800    2.000      1.000    6.000         33          6 171,853.36 172,000.00      --
   228          0     --      --      --       --         --       --          0          0 101,907.79 102,000.00      --
   229   20080601  6.500  14.500   8.500    2.000      1.000    6.000         21          6 570,000.00 570,000.00      --
   230   20090601  6.990  14.990   8.990    2.000      1.000    6.000         33          6 260,000.00 260,000.00      --
   231   20080601  6.990  14.990   8.990    2.000      1.000    6.000         21          6 460,000.00 460,000.00      --
   232   20090601  6.500  14.500   8.500    2.000      1.000    6.000         33          6 184,754.24 184,800.00      --
   233   20080601  5.900  13.900   7.900    2.000      1.000    6.000         21          6 459,685.03 460,000.00      --
   234   20090601  4.250  12.250   6.250    2.000      1.000    6.000         33          6 314,799.46 315,000.00      --
   235   20080601  6.350  14.350   8.350    2.000      1.000    6.000         21          6 175,168.78 175,500.00      --
   236   20080601  5.600  13.600   7.600    2.000      1.000    6.000         21          6  91,407.40  91,541.00      --
   237   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6  67,954.28  68,000.00      --
   238   20080601  5.720  13.720   7.720    2.000      1.000    6.000         21          6 233,926.49 234,000.00      --
   239   20080601  5.550  13.550   7.550    2.000      1.000    6.000         21          6 138,648.05 138,750.00      --
   240   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6 315,909.22 316,000.00      --
   241   20080601  4.890  12.890   6.890    2.000      1.000    6.000         21          6 283,000.00 283,000.00      --
   242   20080601  5.690  13.690   7.690    2.000      1.000    6.000         21          6 360,287.11 360,400.00      --
   243   20080601  4.750  12.750   6.750    2.000      1.000    6.000         21          6 491,798.98 492,000.00      --
   244   20090601  4.750  12.750   6.750    2.000      1.000    6.000         33          6 149,740.97 150,000.00      --
   245          0     --      --      --       --         --       --          0          0  86,183.25  86,250.00      --
   246   20090601  6.450  14.450   8.450    2.000      1.000    6.000         33          6 179,889.83 180,000.00      --
   247   20090601  7.390  15.390   9.390    2.000      1.000    6.000         33          6  50,974.33  51,000.00      --
   248          0     --      --      --       --         --       --          0          0 111,935.43 112,000.00      --
   249   20080601  5.390  13.390   7.390    2.000      1.000    6.000         21          6 169,883.62 170,000.00      --
   250   20080601  5.290  13.290   7.290    2.000      1.000    6.000         21          6 127,401.32 127,500.00      --
   251   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6 307,911.52 308,000.00      --
   252   20080601  5.690  13.690   7.690    2.000      1.000    6.000         21          6 132,758.41 132,800.00      --
   253   20080601  5.950  13.950   7.950    2.000      1.000    6.000         21          6 427,709.89 428,000.00      --
   254   20080601  5.950  13.950   7.950    2.000      1.000    6.000         21          6 286,928.58 287,012.00      --
   255   20080601  5.650  13.650   7.650    2.000      1.000    6.000         21          6 175,944.24 176,000.00      --
   256   20080601  4.950  12.950   6.950    2.000      1.000    6.000         21          6 404,000.00 404,000.00      --
   257   20080601  5.100  13.100   7.100    2.000      1.000    6.000         21          6 171,072.79 171,200.00      --
   258   20080701  5.100  13.100   7.100    2.000      1.000    6.000         22          6 288,000.00 288,000.00      --
   259   20080601  4.950  12.950   6.950    2.000      1.000    6.000         21          6 177,600.00 177,600.00      --
   260          0     --      --      --       --         --       --          0          0  59,867.16  60,000.00      --
   261   20090501  4.500  12.500   6.500    2.000      1.000    6.000         32          6 368,789.73 369,000.00      --
   262   20080601  6.650  14.650   8.650    2.000      1.000    6.000         21          6  73,956.54  74,000.00      --
   263          0     --      --      --       --         --       --          0          0 173,592.93 173,750.00      --
   264   20080601  6.450  14.450   8.450    2.000      1.000    6.000         21          6 155,900.00 156,000.00      --
   265   20110501  4.620  12.620   6.620    2.000      1.000    6.000         56          6 347,677.92 347,679.00      --
   266   20090501  3.990  11.990   5.990    2.000      1.000    6.000         32          6 434,560.86 435,000.00      --
   267   20090501  4.750  12.750   6.750    2.000      1.000    6.000         32          6 384,750.00 384,750.00      --
   268   20090601  6.250  14.250   8.250    2.000      1.000    6.000         33          6 530,858.54 531,000.00      --
   269   20080601  6.090  14.090   8.090    2.000      1.000    6.000         21          6 207,000.00 207,000.00      --
   270   20090501  4.990  12.990   6.990    2.000      1.000    6.000         32          6 248,309.57 248,500.00      --
   271          0     --      --      --       --         --       --          0          0 463,618.91 464,000.00      --
   272   20090501  6.100  14.100   8.100    2.000      1.000    6.000         32          6 129,828.48 130,000.00      --
   273          0     --      --      --       --         --       --          0          0 284,414.70 285,000.00      --
   274   20090601  5.550  13.550   7.550    2.000      1.000    6.000         33          6 149,551.22 149,600.00      --
   275   20090601  3.990  11.990   5.990    2.000      1.000    6.000         33          6 460,767.89 461,000.00      --
   276   20080601  5.150  13.150   7.150    2.000      1.000    6.000         21          6 284,791.18 285,000.00      --
   277   20090601  3.990  11.990   5.990    2.000      1.000    6.000         33          6 359,866.54 366,000.00      --
   278   20090501  3.990  11.990   5.990    2.000      1.000    6.000         32          6 428,000.00 428,000.00      --
   279          0     --      --      --       --         --       --          0          0 506,518.92 507,000.00      --
   280          0     --      --      --       --         --       --          0          0 362,597.04 372,000.00      --
   281   20090601  5.350  13.350   7.350    2.000      1.000    6.000         33          6 557,000.00 557,000.00      --
   282   20080601  3.990  11.990   5.990    2.000      1.000    6.000         21          6 450,000.00 450,000.00      --
   283   20080601  4.500  12.500   6.500    2.000      1.000    6.000         21          6 503,557.40 504,000.00      --
   284   20080601  4.350  12.350   6.350    2.000      1.000    6.000         21          6 199,908.72 200,000.00      --
   285   20080601  5.250  13.250   7.250    2.000      1.000    6.000         21          6 449,648.96 450,000.00      --
   286   20090601  4.850  12.850   6.850    2.000      1.000    6.000         33          6 414,868.96 415,000.00      --
   287          0     --      --      --       --         --       --          0          0 569,499.55 570,000.00      --
   288   20090601  4.800  12.800   6.800    2.000      1.000    6.000         33          6 386,000.00 386,000.00      --
   289          0     --      --      --       --         --       --          0          0 534,545.10 535,000.00      --
   290   20080601  5.200  13.200   7.200    2.000      1.000    6.000         21          6 195,929.42 196,000.00      --
   291   20090601  4.150  12.150   6.150    2.000      1.000    6.000         33          6 206,900.22 207,000.00      --
   292   20080601  5.250  13.250   7.250    2.000      1.000    6.000         21          6 571,092.94 571,500.00      --
   293   20080601  5.050  13.050   7.050    2.000      1.000    6.000         21          6 359,951.65 360,000.00      --
   294   20080601  5.150  13.150   7.150    2.000      1.000    6.000         21          6 263,916.00 263,916.00      --
   295   20080601  4.375  12.375   6.375    2.000      1.000    6.000         21          6 491,900.00 492,000.00      --
   296   20090601  5.500  13.500   7.500    2.000      1.000    6.000         33          6 315,894.78 316,000.00      --
   297          0     --      --      --       --         --       --          0          0 211,116.57 211,500.00      --
   298   20090601  6.150  14.150   8.150    2.000      1.000    6.000         33          6 162,455.44 162,500.00      --
   299   20090501  4.900  12.900   6.900    2.000      1.000    6.000         32          6 274,039.72 274,500.00      --
   300   20080601  3.990  13.490   7.490    2.000      1.000    6.000         21          6 201,450.08 201,600.00      --
   301   20080601  4.990  12.990   6.990    2.000      1.000    6.000         21          6 252,292.62 252,500.00      --
   302          0     --      --      --       --         --       --          0          0  69,982.66  70,000.00      --
   303   20080601  3.490  12.990   6.990    2.000      1.000    6.000         21          6 349,423.41 350,000.00      --
   304   20080601  4.900  12.900   6.900    2.000      1.000    6.000         21          6 295,304.00 295,800.00      --
   305   20080601  5.500  13.500   7.500    2.000      1.000    6.000         21          6 221,735.32 221,900.00      --
   306   20090601  5.340  13.340   7.340    2.000      1.000    6.000         33          6 236,000.00 236,000.00      --
   307   20090601  5.570  13.570   7.570    2.000      1.000    6.000         33          6 251,815.58 252,000.00      --
   308   20080601  6.100  14.100   8.100    2.000      1.000    6.000         21          6 467,500.00 467,500.00      --
   309          0     --      --      --       --         --       --          0          0 147,749.39 148,000.00      --
   310   20080601  6.360  14.610   8.610    2.000      1.000    6.000         21          6 248,000.00 248,000.00      --
   311   20090601  5.200  13.200   7.200    2.000      1.000    6.000         33          6 188,000.00 188,000.00      --
   312   20080601  7.500  15.500   9.500    2.000      1.000    6.000         21          6  56,951.25  57,000.00      --
   313   20080601  5.400  13.400   7.400    2.000      1.000    6.000         21          6 293,819.99 293,920.00      --
   314          0     --      --      --       --         --       --          0          0 159,849.22 160,000.00      --
   315   20080601  5.250  13.250   7.250    2.000      1.000    6.000         21          6 279,900.59 280,000.00      --
   316   20090601  5.990  13.990   7.990    2.000      1.000    6.000         33          6 140,839.13 142,000.00      --
   317   20090601  5.990  13.990   7.990    2.000      1.000    6.000         33          6 149,899.15 150,000.00      --
   318   20080601  5.200  13.200   7.200    2.000      1.000    6.000         21          6 179,935.18 180,000.00      --
   319   20080601  4.750  12.750   6.750    2.000      1.000    6.000         21          6 445,760.16 446,250.00      --
   320   20080601  5.500  13.500   7.500    2.000      1.000    6.000         21          6 199,702.21 200,000.00      --
   321   20080601  4.650  12.650   6.650    2.000      1.000    6.000         21          6 337,358.22 337,500.00      --
   322   20090601  5.400  13.400   7.400    2.000      1.000    6.000         33          6 379,712.29 380,000.00      --
   323   20090501  5.990  13.990   7.990    2.000      1.000    6.000         32          6 183,840.37 184,000.00      --
   324   20080601  5.750  13.750   7.750    2.000      1.000    6.000         21          6 255,841.85 256,000.00      --
   325          0     --      --      --       --         --       --          0          0 175,840.89 176,000.00      --
   326   20110601  4.220  12.220   4.220    2.000      1.000    6.000         57          6 672,357.73 673,000.00      --
   327   20080601  6.290  14.290   8.290    2.000      1.000    6.000         21          6 365,600.00 365,600.00      --
   328   20080601  9.000  17.000  11.000    2.000      1.000    6.000         21          6  89,967.91  90,000.00      --
   329   20090601  5.750  13.750   7.750    2.000      1.000    6.000         33          6 143,796.08 144,000.00      --
   330   20090501  6.610  14.610   8.610    2.000      1.000    6.000         32          6 132,000.00 132,000.00      --
   331          0     --      --      --       --         --       --          0          0 749,379.14 750,000.00      --
   332   20080601  6.280  14.280   8.280    2.000      1.000    6.000         21          6 468,000.00 468,000.00      --
   333          0     --      --      --       --         --       --          0          0 177,706.77 178,000.00      --
   334   20080601  5.089  13.100   7.100    2.000      1.000    6.000         21          6 300,688.58 300,800.00      --
   335   20110601  5.250  13.750   6.750    3.000      1.500    7.000         57          6 544,000.00 544,000.00      --
   336   20080601  5.500  13.990   6.990    3.000      1.500    7.000         21          6 452,027.23 452,200.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Second Home
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 37,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 35,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 29,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 20,395.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 54,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 27,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 31,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
104,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
 71,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 37,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 38,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 55,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 50,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 42,840.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 44,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 82,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 58,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
110,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 42,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 42,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 58,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 42,600.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 58,999.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 44,400.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Interest Only          1st Lien Primary
 32,500.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 46,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 65,600.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 52,003.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
136,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
115,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 30,514.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 17,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 46,250.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 90,100.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 28,750.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 77,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 33,200.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
107,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 71,753.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 44,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
101,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 72,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 44,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
 39,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon 12MOSBANK        Fixed Rate      Principal and Interest 1st Lien Investment
123,758.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon 12MOSBANK        Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
150,006.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 49,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 65,979.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Primary
 50,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 37,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
 73,480.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 40,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 50,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 46,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 64,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 44,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 91,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 33,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
 75,200.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
 84,788.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Second Home

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Townhouse                   Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Townhouse                   Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Condo - High Rise >8 floors Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) 4 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Condo - Low Rise <5 floors  Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060531    20060705 20360605          43.28   661 SA2       80.34        80.34
20060519    20060701 20360601          48.96   707 SA1       89.55        89.55
20060526    20060701 20360601          47.48   684 SA1       85.00        85.00
20060522    20060701 20360601           47.9   768 PA1       80.00        80.00
20060524    20060701 20360601          44.15   669 PA3       80.00        80.00
20060530    20060701 20360601          19.91   683 SA1       95.00        95.00
20060515    20060701 20360601          43.09   623 PA3       80.00        80.00
20060516    20060701 20360601          41.23   662 SA2       90.00        90.00
20060503    20060601 20360501             43   663 PA3       80.00       100.00
20060515    20060701 20360601          54.64   661 SA2       90.00        90.00
20060515    20060701 20360601          46.04   686 PA2       80.00       100.00
20060518    20060701 20360601          46.84   734 SA1       80.00       100.00
20060518    20060701 20360601          50.16   752 PA1       80.00        98.21
20060223    20060401 20360301          29.55   644 PA3       80.00        80.00
20060306    20060501 20360401          24.33   788 SA1      100.00       100.00
20060516    20060701 20360601          46.07   650 PA3       77.04        77.04
20060515    20060701 20360601          46.58   661 PA3       80.00        80.00
20060508    20060701 20360601          32.01   671 PA3       80.00       100.00
20060505    20060701 20360601          52.92   746 SA1       96.00        96.00
20060517    20060701 20360601          46.88   656 PA3       80.00       100.00
20060511    20060701 20360601          52.96   677 SA2      100.00       100.00
20060509    20060701 20360601          46.17   622 PA3       80.00        80.00
20060522    20060701 20360601          39.25   786 PA1       80.00       100.00
20060512    20060701 20360601          26.04   704 SA1       95.00        95.00
20060512    20060701 20360601          44.74   629 PA3       80.00       100.00
20060515    20060701 20260601          43.94   739 SA1       83.73        83.73
20060404    20060601 20360501          52.46   648 PA3       80.00       100.00
20060420    20060601 20360501          39.76   683 PA2       80.00        80.00
20060508    20060701 20360601          48.53   626 PA3       80.00       100.00
20060503    20060701 20360601          42.72   679 PA3       80.00       100.00
20060515    20060701 20360601          42.83   655 PA3       80.00       100.00
20060512    20060701 20360601          48.05   649 PA3       80.00        80.00
20060505    20060701 20360601          45.57   749 PA1       80.00       100.00
20060508    20060701 20360601          50.62   696 PA2       80.00       100.00
20060511    20060701 20360601          49.54   709 PA2       80.00       100.00
20060511    20060701 20360601          42.63   678 PA3       73.51        73.51
20060512    20060701 20360601          44.61   631 PA3       80.00       100.00
20060511    20060701 20360601          36.93   642 PA3       80.00       100.00
20060515    20060701 20360601          40.55   669 PA3       78.30        78.30
20060511    20060701 20360601          44.03   671 PA3       80.00       100.00
20060516    20060701 20360601          49.44   691 PA2       80.00       100.00
20060517    20060701 20360601          49.29   644 PA3       80.00       100.00
20060519    20060701 20360601          48.14   701 PA2       80.00       100.00
20060324    20060501 20360401          45.21   673 SA2      100.00       100.00
20060505    20060701 20360601          47.84   679 PA3       80.00       100.00
20060510    20060701 20360601          48.79   652 PA3       80.00        94.39
20060512    20060701 20360601          49.58   671 PA3       80.00       100.00
20060515    20060701 20360601          41.69   660 PA3       80.00       100.00
20060519    20060701 20360601          46.99   626 PA3       80.00       100.00
20060518    20060701 20360601          47.61   692 SA1       95.00        95.00
20060522    20060701 20360601           50.1   669 PA3       80.00       100.00
20060411    20060601 20360501          32.91   621 PA3       80.00        98.91
20060331    20060601 20360501          47.95   660 PA3       80.00        80.00
20060403    20060601 20360501           46.6   629 PA3       73.61        73.61
20060421    20060601 20360501          50.08   695 PA2       80.00       100.00
20060516    20060701 20360601          20.39   620 PA3       74.40        74.40
20060428    20060601 20360501          39.12   765 SA1      100.00       100.00
20060426    20060601 20360501          49.15   807 PA1       74.00        74.00
20060428    20060701 20360601          47.54   663 SA2       81.90        81.90
20060505    20060614 20360514          27.99   651 PA3       79.07        79.07
20060502    20060701 20360601          45.64   736 SA1      100.00       100.00
20060508    20060701 20360601          22.78   726 SA1      100.00       100.00
20060503    20060701 20360601          44.28   705 SA1      100.00       100.00
20060508    20060701 20360601           42.8   679 PA3       80.00        80.00
20060525    20060701 20360601          42.91   684 PA2       80.00       100.00
20060510    20060701 20360601          32.95   725 SA1       85.14        85.14
20060515    20060701 20360601          28.74   699 SA1       90.00        90.00
20060522    20060701 20360601          49.83   666 PA3       75.00       100.00
20060519    20060701 20360601          24.55   703 PA2       80.00       100.00
20060519    20060701 20360601          44.83   650 PA3       73.13        73.13
20060519    20060701 20360601           46.6   688 PA2       75.00       100.00
20060524    20060701 20360601          38.43   621 PA3       80.00        80.00
20060524    20060701 20360601          27.47   696 PA2       31.80        31.80
20060525    20060701 20360601          49.52   649 PA3       80.00       100.00
20060516    20060701 20360601          48.76   669 PA3       80.00        80.00
20060518    20060701 20360601          37.55   621 PA3       59.52        59.52
20060522    20060701 20360601          41.79   674 PA3       75.00       100.00
20060506    20060701 20360601          47.57   641 PA3       78.26        78.26
20060501    20060701 20360601          21.94   671 SA2      100.00       100.00
20060420    20060601 20360501          43.66   655 PA3       80.00        80.00
20060501    20060701 20360601          39.09   668 SA2       73.91        73.91
20060505    20060701 20360601          38.34   660 SA2       89.79        89.79
20060509    20060701 20360601          42.44   673 PA3       80.00       100.00
20060505    20060701 20360601          41.18   680 PA2       80.00       100.00
20060524    20060701 20360601          50.58   765 PA1       80.00       100.00
20060522    20060701 20360601          41.42   621 PA3       80.00       100.00
20060525    20060701 20360601          28.68   693 PA2       80.00       100.00
20060526    20060701 20360601          46.99   789 PA1       80.00       100.00
20060531    20060701 20360601          40.94   793 PA1       80.00        80.00
20060601    20060801 20360701          46.16   693 PA2       80.00       100.00
20060601    20060701 20360601          35.43   788 PA1       80.00       100.00
20060220    20060401 20360301          47.18   620 PA3       80.00        80.00
20060412    20060601 20360501          50.71   687 SA1       89.78        89.78
20060512    20060701 20360601          49.89   699 PA2       75.90        75.90
20060516    20060701 20360601          43.07   782 PA1       58.90        58.90
20060519    20060701 20360601          39.75   745 PA1       80.00       100.00
20060503    20060601 20360501           39.2   703 SA1      100.00       100.00
20060412    20060601 20360501          45.56   731 SA1       94.57        94.57
20060418    20060601 20360501          12.95   719 SA1       95.00        95.00
20060426    20060701 20360601          52.66   674 SA2       90.00        90.00
20060505    20060701 20360601          47.69   678 SA2       90.00        90.00
20060418    20060601 20360501          47.61   681 SA1       92.04        92.04
20060501    20060701 20360601          47.14   681 PA2       80.00        80.00
20060424    20060601 20360501          35.91   641 PA3       79.87        79.87
20060421    20060601 20360501           37.1   691 PA2       69.51        69.51
20060427    20060701 20360601          13.26   695 PA2       80.00        80.00
20060502    20060701 20360601          33.51   709 PA2       61.06        61.06
20060502    20060701 20360601          47.61   763 PA1       77.03        77.03
20060426    20060701 20360601          44.55   715 PA2       77.05        77.05
20060421    20060601 20360501          42.59   705 PA2       80.00        80.00
20060427    20060701 20360601          28.26   694 PA2       69.45        69.45
20060428    20060701 20360601          40.22   742 PA1       80.00        80.00
20060501    20060701 20360601          31.68   721 PA1       76.83        93.90
20060501    20060701 20360601          45.62   716 SA1       57.69        57.69
20060428    20060701 20360601          14.01   693 SA1       90.00        90.00
20060503    20060701 20360601          34.43   672 SA2       53.33        53.33
20060517    20060701 20360601          49.23   719 SA1       90.00        90.00
20060518    20060701 20360601          48.54   737 PA1       66.40        66.40
20060511    20060701 20360601          23.83   667 PA3       69.94        69.94
20060517    20060701 20360601          33.87   712 SA1       74.23        74.23
20060515    20060701 20360601          48.99   662 PA3       77.54        99.28
20060517    20060701 20360601          42.82   665 PA3       80.00       100.00
20060522    20060701 20360601          32.34   691 PA2       62.73        62.73
20060518    20060701 20360601          46.24   688 SA1       90.00        90.00
20060517    20060701 20360601          39.69   633 PA3       72.00        72.00
20060523    20060701 20360601             44   738 PA1       80.00       100.00
20060525    20060701 20360601          42.63   724 PA1       72.89        72.89
20060525    20060701 20360601          33.22   666 PA3       80.00        80.00
20060421    20060601 20360501          53.32   657 PA3       73.95        73.95
20060512    20060701 20360601          34.78   630 PA3       70.65        70.65
20060420    20060601 20360501          28.54   704 SA1       90.00        90.00
20060525    20060701 20360601          47.13   703 PA2       80.00       100.00
20060517    20060701 20360601          41.35   639 PA3       79.91        79.91
20060511    20060701 20360601           44.4   660 PA3       77.78        77.78
20060518    20060701 20360601          37.89   802 PA1       76.09        76.09
20060523    20060701 20360601          48.69   767 SA1       85.00        85.00
20060510    20060701 20360601          12.43   660 PA3       74.71        74.71
20060502    20060701 20360601          42.38   756 SA1      100.00       100.00
20060515    20060701 20360601          46.84   677 SA2       89.05        89.05
20060505    20060701 20360601          42.03   693 SA2       85.00        85.00
20060510    20060701 20360601          45.89   717 PA2       80.00       100.00
20060517    20060701 20360601           38.2   620 PA3       80.00        80.00
20060516    20060701 20360601          47.87   753 PA1       72.31        72.31
20060518    20060701 20360601          15.19   704 SA1       95.00        95.00
20060524    20060701 20360601          44.42   782 PA1       80.00       100.00
20060524    20060701 20360601          45.35   711 PA2       80.00       100.00
20060526    20060701 20360601          49.63   695 PA2       78.87        78.87
20060502    20060701 20360601          31.49   695 SA1       88.75        88.75
20060502    20060701 20360601          30.64   703 PA2       77.72        77.72
20060503    20060701 20360601          33.98   647 PA3       60.00        60.00
20060509    20060701 20360601          45.73   705 PA2       75.00        75.00
20060509    20060701 20360601          52.43   719 PA2       80.00       100.00
20060518    20060701 20360601          49.76   730 SA1       84.38        84.38
20060511    20060701 20360601          43.52   644 PA3       80.00        80.00
20060424    20060601 20360501          49.19   654 PA3       80.00       100.00
20060524    20060701 20360601          41.45   642 PA3       80.00       100.00
20060510    20060701 20360601          49.22   693 PA2       80.00       100.00
20060501    20060701 20360601          19.55   725 PA1       64.71        64.71
20060526    20060701 20360601          32.45   683 PA2       80.00       100.00
20060526    20060701 20360601          50.96   687 PA2       75.00        75.00
20060526    20060701 20360601          12.89   697 SA1       90.00        90.00
20060417    20060601 20360501          49.23   662 PA3       80.00       100.00
20060515    20060701 20360601          41.83   620 PA3       58.82        58.82
20060519    20060701 20360601          42.73   699 SA1       90.00        90.00
20060411    20060601 20360501          32.18   648 PA3       54.77        54.77
20060427    20060701 20360601          32.47   696 PA2       80.00       100.00
20060522    20060701 20360601          30.82   675 SA2       85.00        85.00
20060517    20060701 20360601          49.55   623 PA3       80.00        95.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
5%                                                                 24 FL
6 MONTHS INTEREST                                                  24 AZ
NO PENALTY                                                          0 TN
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
5%                                                                 36 FL
1%                                                                 36 MI
2 MONTHS INTEREST                                                  36 MN
1%                                                                 24 WI
2 MONTHS INTEREST                                                  24 MN
1%                                                                 24 MI
2%                                                                 24 IN
5%                                                                 36 FL
3%                                                                 36 MS
5%                                                                 36 FL
5%                                                                 24 TN
5%                                                                 24 FL
1%                                                                 36 GA
5%                                                                 24 FL
5%                                                                 36 FL
5%                                                                 24 FL
5%                                                                 36 FL
5%                                                                 24 KY
5%                                                                 24 TN
5%                                                                 36 TN
NO PENALTY                                                          0 CA
5%                                                                 24 AZ
6 MONTHS INTEREST                                                  24 CO
5%                                                                 24 AZ
5%                                                                 24 AZ
5%                                                                 12 AZ
5%                                                                 24 NV
5%                                                                 24 AZ
5%                                                                 24 AZ
5%                                                                 24 AZ
5%                                                                 24 AZ
5%                                                                 36 AZ
5%                                                                 24 AZ
6 MONTHS INTEREST                                                  24 CA
5%                                                                 24 AZ
6 MONTHS INTEREST                                                  24 CO
5%                                                                 24 AZ
NO PENALTY                                                          0 MD
5%                                                                 24 PA
1%                                                                 24 VA
5%                                                                 36 PA
2 MONTHS INTEREST                                                  24 MD
2%                                                                 24 VA
NO PENALTY                                                          0 MD
2%                                                                 24 VA
5%                                                                 36 FL
NO PENALTY                                                          0 IL
3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST         36 MA
2 MONTHS INTEREST                                                  36 MD
1%                                                                 36 GA
2 MONTHS INTEREST                                                  24 MD
2 MONTHS INTEREST                                                  36 MD
1%                                                                 12 PA
2%                                                                 36 IN
NO PENALTY                                                          0 MD
5%                                                                 36 PA
6 MONTHS INTEREST                                                  24 CA
1%                                                                 12 FL
1%                                                                 12 PA
2 MONTHS INTEREST                                                  36 MD
1%                                                                 24 FL
5%                                                                 24 PA
2 MONTHS INTEREST                                                  24 MD
2%                                                                 24 VA
2 MONTHS INTEREST                                                  24 MD
2 MONTHS INTEREST                                                  24 MD
LESSER OF 1% OR 2 MONTHS INTEREST                                  24 MD
2 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NY
5%                                                                 12 NY
1%                                                                 36 GA
5%                                                                 36 AL
5%                                                                 36 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 FL
NO PENALTY                                                          0 SC
2 MONTHS INTEREST                                                  36 MD
1%                                                                 24 VA
2%                                                                 36 IN
NO PENALTY                                                          0 SC
NO PENALTY                                                          0 IA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  12 CA
1%                                                                 36 CA
6 MONTHS INTEREST                                                  24 CA
1%                                                                 36 CA
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 NM
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 NM
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
1%                                                                 24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
1%                                                                 12 UT
6 MONTHS INTEREST                                                  24 CA
1%                                                                 36 CA
3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST         24 MA
5%                                                                 36 CT
NO PENALTY                                                          0 ME
NO PENALTY                                                          0 MA
5%                                                                 24 CT
5%                                                                 36 CT
NO PENALTY                                                          0 MA
5%                                                                 24 CT
1%                                                                 24 OH
NO PENALTY                                                          0 WI
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  36 WI
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  36 MN
5%                                                                 24 OK
2 MONTHS INTEREST                                                  24 MN
5%                                                                 36 IL
NO PENALTY                                                          0 IL
1%                                                                 36 UT
5%                                                                 36 NV
1%                                                                 24 AZ
NO PENALTY                                                          0 NY
5%                                                                 24 AZ
5%                                                                 24 NV
5%                                                                 12 AZ
5%                                                                 36 WA
5%                                                                 24 WA
5%                                                                 36 TX
NO PENALTY                                                          0 TX
5%                                                                 24 TX
5%                                                                 24 PA
5%                                                                 36 KY
5%                                                                 12 FL
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  12 CA
5%                                                                 36 FL
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 OR

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   32025   7.720  7.220    7.720     0.500         3       360        0        0      360       357     2
   86403   7.805  7.305    7.805     0.500         3       360        0        0      360       357     1
   38116   8.650  8.150    8.650     0.500         3       360        0        0      360       357     1
   90302   7.530  7.030    7.530     0.500         3       360        0        0      360       357     1
   92504   8.365  7.865    8.365     0.500         3       480        0        0      360       357     1
   93728   9.510  9.010    9.510     0.500         3       360        0        0      360       357     1
   34957   7.850  7.350    7.850     0.500         3       360        0        0      360       357     1
   49677   7.800  7.300    7.800     0.500         3       360        0        0      360       357     2
   55038   8.240  7.740    8.240     0.500         4       360       56       60      360       356     1
   53215   8.760  8.260    8.760     0.500         3       360        0        0      360       357     1
   55408   8.090  7.590    8.090     0.500         3       360        0        0      360       357     1
   49505   8.250  7.750    8.250     0.500         3       360        0        0      360       357     1
   46807   7.470  6.970    7.470     0.500         3       360        0        0      360       357     1
   32113   7.500  7.000    7.500     0.500         6       360        0        0      360       354     1
   38654   6.840  6.340    6.840     0.500         5       360        0        0      360       355     2
   32246   8.450  7.950    8.450     0.500         3       360        0        0      360       357     1
   38016   7.860  7.360    7.860     0.500         3       360        0        0      360       357     2
   32824   6.990  6.490    6.990     0.500         3       360       57       60      360       357     2
   30291   7.590  7.090    7.590     0.500         3       480        0        0      360       357     1
   32534   9.190  8.690    9.190     0.500         3       360        0        0      360       357     2
   32218   8.450  7.950    8.450     0.500         3       360        0        0      360       357     1
   33060   9.240  8.740    9.240     0.500         3       360        0        0      360       357     1
   34952   8.660  8.160    8.660     0.500         3       360       57       60      360       357     2
   40517   8.090  7.590    8.090     0.500         3       360        0        0      360       357     1
   38017   7.240  6.740    7.240     0.500         3       480        0        0      360       357     1
   38122   8.590  8.090    8.590     0.500         3       240        0        0      240       237     1
   95838   8.540  8.040    8.540     0.500         4       360       56       60      360       356     2
   85713   7.200  6.700    7.200     0.500         4       360        0        0      360       356     1
   80011   6.940  6.440    6.940     0.500         3       360       57       60      360       357     1
   85035   7.890  7.390    7.890     0.500         3       360       57       60      360       357     1
   85282   9.090  8.590    9.090     0.500         3       360       57       60      360       357     2
   85040   9.090  8.590    9.090     0.500         3       360        0        0      360       357     1
   89109   7.590  7.090    7.590     0.500         3       360       57       60      360       357     1
   85345   7.890  7.390    7.890     0.500         3       360       57       60      360       357     1
   85345   6.790  6.290    6.790     0.500         3       360       57       60      360       357     1
   85029   6.540  6.040    6.540     0.500         3       360       57       60      360       357     1
   85307   7.490  6.990    7.490     0.500         3       360       57       60      360       357     2
   85283   7.190  6.690    7.190     0.500         3       360       57       60      360       357     2
   85043   6.500  6.000    6.500     0.500         3       360       57       60      360       357     1
   92115   7.890  7.390    7.890     0.500         3       360       57       60      360       357     2
   85037   6.790  6.290    6.790     0.500         3       360       57       60      360       357     1
   80221   6.940  6.440    6.940     0.500         3       360       57       60      360       357     1
   85043   6.790  6.290    6.790     0.500         3       360       57       60      360       357     2
   21244   8.350  7.850    8.350     0.500         5       360        0        0      360       355     1
   17201   7.890  7.390    7.890     0.500         3       480        0        0      360       357     1
   20175   9.340  8.840    9.340     0.500         3       360        0        0      360       357     1
   17404   7.840  7.340    7.840     0.500         3       360       57       60      360       357     2
   21040   7.340  6.840    7.340     0.500         3       360        0        0      360       357     1
   23238   7.890  7.390    7.890     0.500         3       360       57       60      360       357     1
   21045   7.740  7.240    7.740     0.500         3       360       57       60      360       357     1
   22193   6.740  6.240    6.740     0.500         3       360       57       60      360       357     1
   34293   7.250  6.750    7.250     0.500         4       360        0        0      360       356     1
   61201   8.990  8.490    8.990     0.500         4       360        0        0      360       356     1
    1970   6.250  5.750    6.250     0.500         4       360        0        0      360       356     2
   21113   6.750  6.250    6.750     0.500         4       360       56       60      360       356     2
   30337   7.990  7.490    7.990     0.500         3       360        0        0      360       357     1
   21784   7.900  7.400    7.900     0.500         4       360       56       60      360       356     2
   21028   6.250  5.750    6.250     0.500         4       360        0        0      360       356     1
   19111   6.800  6.300    6.800     0.500         3       360        0        0      360       357     1
   47441   6.500  6.000    6.500     0.500         4       360        0        0      360       356     2
   20707   8.500  8.000    8.500     0.500         3       360       57       60      360       357     2
   19090   8.990  8.490    8.990     0.500         3       360       57       60      360       357     1
   90810   8.990  8.490    8.990     0.500         3       360       57       60      360       357     2
   32548   8.500  8.000    8.500     0.500         3       480        0        0      360       357     1
   18914   7.900  7.400    7.900     0.500         3       360        0        0      360       357     2
   20783   6.250  5.750    6.250     0.500         3       360       57       60      360       357     1
   32905   8.350  7.850    8.350     0.500         3       360        0        0      360       357     1
   19464   7.600  7.100    7.600     0.500         3       360        0        0      360       357     1
   21207   7.990  7.490    7.990     0.500         3       360        0        0      360       357     2
   20164   7.720  7.220    7.720     0.500         3       480        0        0      360       357     1
   20906   7.550  7.050    7.550     0.500         3       360        0        0      360       357     1
   20613   7.990  7.490    7.990     0.500         3       480        0        0      360       357     1
   21087   6.890  6.390    6.890     0.500         3       360       57       60      360       357     1
   20906   7.690  7.190    7.690     0.500         3       480        0        0      360       357     1
   11221   6.750  6.250    6.750     0.500         3       480        0        0      360       357     1
   13850   6.750  6.250    6.750     0.500         3       360        0        0      360       357     1
   14880   7.290  6.790    7.290     0.500         3       360        0        0      360       357     1
   30312   8.450  7.950    8.450     0.500         3       360        0        0      360       357     1
   36606   9.390  8.890    9.390     0.500         3       360        0        0      360       357     1
   33161   7.990  7.490    7.990     0.500         4       480        0        0      360       356     1
   32920   7.390  6.890    7.390     0.500         3       480        0        0      360       357     1
   33319   7.290  6.790    7.290     0.500         3       360        0        0      360       357     1
   33914   7.990  7.490    7.990     0.500         3       480        0        0      360       357     2
   33572   7.690  7.190    7.690     0.500         3       480        0        0      360       357     1
   33145   7.950  7.450    7.950     0.500         3       360        0        0      360       357     2
   33190   7.950  7.450    7.950     0.500         3       480        0        0      360       357     2
   33936   7.650  7.150    7.650     0.500         3       480        0        0      360       357     2
   33138   6.950  6.450    6.950     0.500         3       360       57       60      360       357     2
   33609   7.100  6.600    7.100     0.500         3       480        0        0      360       357     1
   33183   7.100  6.600    7.100     0.500         2       480        0        0      360       358     2
   33624   6.950  6.450    6.950     0.500         3       360       57       60      360       357     2
   29697   8.990  8.490    8.990     0.500         6       360        0        0      360       354     1
   21244   6.500  6.000    6.500     0.500         4       360       56       60      360       356     1
   23234   8.650  8.150    8.650     0.500         3       360        0        0      360       357     1
   46375   6.500  6.000    6.500     0.500         3       360        0        0      360       357     1
   29464   8.450  7.950    8.450     0.500         3       360       57       60      360       357     2
   50211   6.620  6.120    6.620     0.500         4       360       56       60      360       356     2
   90805   5.990  5.490    5.990     0.500         4       480        0        0      360       356     2
   95630   6.750  6.250    6.750     0.500         4       360       56       60      360       356     2
   95822   8.250  7.750    8.250     0.500         3       480        0        0      360       357     1
   93675   8.090  7.590    8.090     0.500         3       360       57       60      360       357     2
   95687   6.990  6.490    6.990     0.500         4       480        0        0      360       356     1
   91770   6.990  6.490    6.990     0.500         3       360        0        0      360       357     1
   87121   8.100  7.600    8.100     0.500         4       360        0        0      360       356     2
   91724   6.350  5.850    6.350     0.500         4       360        0        0      360       356     1
   87121   7.550  7.050    7.550     0.500         3       480        0        0      360       357     1
   94526   5.990  5.490    5.990     0.500         3       480        0        0      360       357     2
   91342   7.150  6.650    7.150     0.500         3       480        0        0      360       357     1
   92027   5.990  5.490    5.990     0.500         3       360        0        0      360       357     1
   92114   5.990  5.490    5.990     0.500         4       360       56       60      360       356     2
   95630   6.250  5.750    6.250     0.500         3       360        0        0      360       357     2
   90670   6.550  6.050    6.550     0.500         3       360        0        0      360       357     2
   93905   7.350  6.850    7.350     0.500         3       360       57       60      360       357     2
   90631   5.990  5.490    5.990     0.500         3       360       57       60      360       357     2
   95403   6.500  6.000    6.500     0.500         3       480        0        0      360       357     2
   93550   6.350  5.850    6.350     0.500         3       480        0        0      360       357     1
   90003   7.250  6.750    7.250     0.500         3       360        0        0      360       357     1
   94551   6.850  6.350    6.850     0.500         3       360       57       60      360       357     1
   94552   6.650  6.150    6.650     0.500         3       360        0        0      360       357     2
   92084   6.800  6.300    6.800     0.500         3       360       57       60      360       357     1
   92653   6.875  6.375    6.875     0.500         3       360        0        0      360       357     2
   93711   7.200  6.700    7.200     0.500         3       480        0        0      360       357     2
   95662   6.150  5.650    6.150     0.500         3       480        0        0      360       357     1
   92126   7.250  6.750    7.250     0.500         3       480        0        0      360       357     2
   95307   7.050  6.550    7.050     0.500         3       360       57       60      360       357     1
   84094   7.150  6.650    7.150     0.500         3       360       57       60      360       357     2
   90240   6.375  5.875    6.375     0.500         3       360       57       60      360       357     2
   95833   7.500  7.000    7.500     0.500         3       480        0        0      360       357     1
    2302   6.500  6.000    6.500     0.500         4       360        0        0      360       356     1
    6037   8.150  7.650    8.150     0.500         3       480        0        0      360       357     1
    4038   6.900  6.400    6.900     0.500         4       360        0        0      360       356     1
    1850   7.490  6.990    7.490     0.500         3       360        0        0      360       357     1
    6460   6.990  6.490    6.990     0.500         3       360        0        0      360       357     1
    6010   8.500  8.000    8.500     0.500         3       480        0        0      360       357     1
    2632   6.990  6.490    6.990     0.500         3       360        0        0      360       357     1
    6614   6.900  6.400    6.900     0.500         3       360        0        0      360       357     1
   44028   7.500  7.000    7.500     0.500         3       360        0        0      360       357     2
   53132   7.340  6.840    7.340     0.500         3       360       57       60      360       357     1
   60804   7.570  7.070    7.570     0.500         3       360        0        0      360       357     1
   60091   8.100  7.600    8.100     0.500         3       360       57       60      360       357     2
   53218   6.850  6.350    6.850     0.500         3       360        0        0      360       357     1
   60561   8.610  8.110    8.610     0.500         3       360       57       60      360       357     1
   55407   7.200  6.700    7.200     0.500         3       360       57       60      360       357     1
   73135   9.500  9.000    9.500     0.500         3       360        0        0      360       357     1
   55438   7.400  6.900    7.400     0.500         3       480        0        0      360       357     2
   62040   7.500  7.000    7.500     0.500         3       360        0        0      360       357     1
   60619   7.250  6.750    7.250     0.500         3       480        0        0      360       357     1
   84043   7.990  7.490    7.990     0.500         3       480        0        0      360       357     1
   89115   7.990  7.490    7.990     0.500         3       360        0        0      360       357     1
   85225   7.200  6.700    7.200     0.500         3       480        0        0      360       357     1
   11419   6.750  6.250    6.750     0.500         3       480        0        0      360       357     2
   85338   7.500  7.000    7.500     0.500         3       360        0        0      360       357     1
   89031   6.650  6.150    6.650     0.500         3       480        0        0      360       357     1
   85379   7.400  6.900    7.400     0.500         3       360        0        0      360       357     1
   98011   7.990  7.490    7.990     0.500         4       480        0        0      360       356     1
   98036   7.750  7.250    7.750     0.500         3       480        0        0      360       357     1
   77562   6.500  6.000    6.500     0.500         3       360        0        0      360       357     2
   75230   6.220  5.720    6.220     0.500         3       360        0        0      360       357     2
   77004   8.290  7.790    8.290     0.500         3       360       57       60      360       357     2
   19082  11.000 10.500   11.000     0.500         3       360        0        0      360       357     1
   42103   7.750  7.250    7.750     0.500         3       360        0        0      360       357     1
   32225   8.610  8.110    8.610     0.500         4       360       56       60      360       356     2
    7726   6.950  6.450    6.950     0.500         3       360        0        0      360       357     2
   91745   8.280  7.780    8.280     0.500         3       360       57       60      360       357     2
   33461   6.990  6.490    6.990     0.500         4       360        0        0      360       356     2
   92395   7.100  6.600    7.100     0.500         3       480        0        0      360       357     2
   92336   6.750  6.250    6.750     0.500         3       360      117      120      360       357     2
   97493   6.990  6.490    6.990     0.500         3       480        0        0      360       357     2

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
   337          0     --      --      --       --         --       --          0          0 112,420.60 112,500.00      --
   338          0     --      --      --       --         --       --          0          0 266,400.00 266,400.00      --
   339          0     --      --      --       --         --       --          0          0  98,794.89  99,000.00      --
   340   20090601  5.125  13.625   6.625    3.000      1.500    7.000         33          6 179,897.26 180,050.00      --
   341   20080601  6.000  14.500   7.500    3.000      1.500    7.000         21          6 265,600.00 265,600.00      --
   342   20080501  5.625  15.625   8.625    1.500      1.500    7.000         20          6 479,999.45 480,000.00      --
   343   20080501  5.490  15.490   8.490    3.000      1.000    7.000         20          6 289,446.91 289,800.00      --
   344   20080501  4.825  13.825   7.825    3.000      1.000    6.000         20          6 175,000.00 175,000.00      --
   345   20080601  4.825  14.825   7.825    3.000      1.000    7.000         21          6 247,827.60 248,000.00      --
   346   20090501  6.500  14.490   8.490    3.000      1.000    6.000         32          6 120,926.54 121,000.00      --
   347   20090601  6.000  14.990   8.990    3.000      1.000    6.000         33          6  75,108.87  75,150.00      --
   348   20080501  7.300  15.300   8.300    2.000      1.000    7.000         20          6 428,000.00 428,000.00      --
   349          0     --      --      --       --         --       --          0          0 535,578.77 536,000.00      --
   350   20080501  7.300  15.300   8.300    2.000      1.000    7.000         20          6 107,842.94 107,950.00      --
   351   20080501  6.750  14.750   7.750    2.000      1.000    7.000         20          6 114,917.02 115,080.00      --
   352   20080601  6.950  14.700   7.700    2.000      1.000    7.000         21          6 507,999.67 508,000.00      --
   353   20080601  6.250  14.250   7.250    2.000      1.000    7.000         21          6 599,525.00 600,000.00      --
   354   20080601  6.990  14.990   7.990    2.000      1.000    7.000         21          6 273,750.00 273,750.00      --
   355   20080601  6.850  14.850   7.850    2.000      1.000    7.000         21          6 381,885.73 382,000.00      --
   356   20080601  6.450  14.450   7.450    2.000      1.000    7.000         21          6 122,400.00 122,400.00      --
   357   20080601  5.450  12.450   6.450    3.000      1.000    6.000         21          6 215,000.00 215,000.00      --
   358   20080601  6.950  14.500   8.500    3.000      1.000    6.000         21          6 498,750.00 498,750.00      --
   359   20080601  5.725  12.725   6.725    3.000      1.000    6.000         21          6 305,000.00 305,000.00      --
   360   20080601  6.250  13.250   7.250    3.000      1.000    6.000         21          6 539,154.95 540,000.00      --
   361          0     --      --      --       --         --       --          0          0  74,794.62  75,000.00      --
   362          0     --      --      --       --         --       --          0          0 207,495.77 208,000.00      --
   363          0     --      --      --       --         --       --          0          0  94,133.58  94,400.00      --
   364          0     --      --      --       --         --       --          0          0  34,861.35  35,000.00      --
   365          0     --      --      --       --         --       --          0          0  64,648.15  65,000.00      --
   366          0     --      --      --       --         --       --          0          0 167,559.06 168,000.00      --
   367   20080401  9.450  15.300   9.300    2.000      2.000    6.000         19         12  54,315.16  54,400.00      --
   368   20080401  9.000  15.250   9.250    3.000      1.000    6.000         19          6  89,811.19  90,000.00      --
   369   20090501  8.700  14.750   8.750    2.000      2.000    6.000         32         12 249,711.27 250,000.00      --
   370   20080501  6.800  13.050   7.050    2.000      2.000    6.000         20         12 128,146.02 128,355.00      --
   371   20080501  7.750  14.000   8.000    2.000      2.000    6.000         20         12 102,192.49 102,400.00      --
   372   20080501  7.200  13.450   7.450    3.000      1.000    6.000         20          6 141,387.06 141,600.00      --
   373   20080501  8.600  14.850   8.850    2.000      2.000    6.000         20         12 178,198.18 178,400.00      --
   374          0     --      --      --       --         --       --          0          0  79,878.47  80,000.00      --
   375          0     --      --      --       --         --       --          0          0 182,558.81 182,800.00      --
   376          0     --      --      --       --         --       --          0          0 117,938.82 118,000.00      --
   377          0     --      --      --       --         --       --          0          0 170,600.70 170,800.00      --
   378          0     --      --      --       --         --       --          0          0  74,479.40  74,550.00      --
   379          0     --      --      --       --         --       --          0          0 114,932.36 115,050.00      --
   380          0     --      --      --       --         --       --          0          0 143,893.98 144,000.00      --
   381   20080601  2.850  12.840   6.840    3.000      1.000    6.000         21          6 266,400.00 266,400.00      --
   382   20080526  3.500  13.490   7.490    3.000      1.000    6.000         20          6 167,864.31 167,920.00      --
   383   20080606  2.800  12.790   6.790    3.000      1.000    6.000         21          6  96,917.14  97,000.00      --
   384   20080315  4.000  13.990   4.000    3.000      1.000    6.000         18          6 108,599.43 108,800.00      --
   385   20080601  4.050  14.040   8.040    3.000      1.000    6.000         21          6 143,959.23 144,000.00      --
   386          0     --      --      --       --         --       --          0          0 188,800.00 188,800.00      --
   387   20080701  6.570  15.070   8.070    3.000      1.000    7.000         22          6 136,000.00 136,000.00      --
   388          0     --      --      --       --         --       --          0          0 168,756.83 168,800.00      --
   389   20080701  6.840  15.340   8.340    3.000      1.000    7.000         22          6 228,000.00 228,000.00      --
   390   20080701  6.090  14.590   7.590    3.000      1.000    7.000         22          6 174,400.00 174,400.00      --
   391          0     --      --      --       --         --       --          0          0 250,000.00 250,000.00      --
   392   20080701  5.140  13.640   6.640    3.000      1.000    7.000         22          6 111,200.00 111,200.00      --
   393   20080701  6.490  14.990   7.990    3.000      1.000    7.000         22          6 150,400.00 150,400.00      --
   394          0     --      --      --       --         --       --          0          0 187,897.09 188,000.00      --
   395   20080701  6.290  14.790   7.790    3.000      1.000    7.000         22          6 161,600.00 161,600.00      --
   396          0     --      --      --       --         --       --          0          0  74,977.17  75,000.00      --
   397   20080701  6.240  14.740   7.740    3.000      1.000    7.000         22          6 169,600.00 169,600.00      --
   398   20080701  5.840  14.340   7.340    3.000      1.000    7.000         22          6 156,000.00 156,000.00      --
   399   20080701  7.300  16.210   9.210    3.000      1.000    7.000         22          6 101,600.00 101,600.00      --
   400   20080601  5.490  13.990   6.990    3.000      1.000    7.000         21          6 152,000.00 152,000.00      --
   401          0     --      --      --       --         --       --          0          0 200,000.00 200,000.00      --
   402   20080701  6.490  14.990   7.990    3.000      1.000    7.000         22          6 113,523.63 113,600.00      --
   403   20080601  7.250  15.750   8.750    3.000      1.000    7.000         21          6  93,226.34  93,280.00      --
   404   20080701  7.240  16.740   9.740    3.000      1.000    7.000         22          6  90,357.74  90,400.00      --
   405   20080701  6.220  14.720   7.720    3.000      1.000    7.000         22          6 156,688.66 156,800.00      --
   406   20090601  6.390  14.890   7.890    3.000      1.000    7.000         33          6  67,979.89  68,000.00      --
   407   20090701  6.990  15.490   8.490    3.000      1.000    7.000         34          6 128,800.00 128,800.00      --
   408          0     --      --      --       --         --       --          0          0  68,753.74  68,800.00      --
   409   20080701  7.600  17.140  10.140    3.000      1.000    7.000         22          6  70,000.00  70,000.00      --
   410   20080701  5.940  14.440   7.440    3.000      1.000    7.000         22          6 164,000.00 164,000.00      --
   411   20080601  7.000  15.890   8.890    3.000      1.000    7.000         21          6 106,349.20 106,400.00      --
   412   20080701  5.940  14.440   7.440    3.000      1.000    7.000         22          6 150,000.00 150,000.00      --
   413   20090701  5.500  14.840   7.840    3.000      1.000    7.000         34          6  96,400.00  96,400.00      --
   414   20080701  5.090  13.590   6.590    3.000      1.000    7.000         22          6 165,600.00 165,600.00      --
   415   20080601  7.190  15.690   8.690    3.000      1.000    7.000         21          6  88,000.00  88,000.00      --
   416   20090701  5.950  14.450   7.450    3.000      1.000    7.000         34          6 156,000.00 156,000.00      --
   417   20080701  4.862  14.250   8.250    3.000      1.000    6.000         22          6 204,000.00 204,000.00      --
   418   20080601  5.500  16.250   5.500    3.000      1.000    6.000         21          6 367,495.82 367,650.00      --
   419   20080601  5.500  13.540   5.500    3.000      1.000    6.000         21          6 499,336.68 499,500.00      --
   420   20080601  5.500  13.990   5.500    3.000      1.000    6.000         21          6 860,000.00 860,000.00      --
   421   20080501  5.500  13.875   7.875    3.000      1.000    6.000         20          6 520,000.00 520,000.00      --
   422   20090601  5.500  14.850   5.500    3.000      1.000    6.000         33          6 562,374.38 562,500.00      --
   423   20080601  5.500  14.990   5.500    3.000      1.000    6.000         21          6 312,378.92 312,550.00      --
   424          0     --      --      --       --         --       --          0          0 230,801.12 231,000.00      --
   425   20080601  5.500  13.875   5.500    3.000      1.000    6.000         21          6 232,000.00 232,000.00      --
   426          0     --      --      --       --         --       --          0          0 347,741.73 348,000.00      --
   427   20090701  5.500  13.990   5.500    3.000      1.000    6.000         34          6 460,000.00 460,000.00      --
   428   20080701  5.740  13.990   6.990    3.000      1.000    7.000         22          6 382,500.00 382,500.00      --
   429   20080701  7.500  15.750   8.750    3.000      1.000    7.000         22          6 612,000.00 612,000.00      --
   430   20080701  7.000  15.250   8.250    3.000      1.000    7.000         22          6 332,500.00 332,500.00      --
   431   20080401  7.375  15.375   8.375    3.000      1.000    7.000         19          6 186,648.85 187,000.00      --
   432          0     --      --      --       --         --       --          0          0  94,333.38  94,400.00      --
   433          0     --      --      --       --         --       --          0          0  49,922.72  50,000.00      --
   434          0     --      --      --       --         --       --          0          0 164,902.59 165,000.00      --
   435   20090501  6.000  15.990   8.990    3.000      1.000    7.000         32          6 241,624.56 242,000.00      --
   436   20080601  5.500  14.375   7.375    3.000      1.000    7.000         21          6 249,809.77 250,000.00      --
   437          0     --      --      --       --         --       --          0          0 103,931.97 104,000.00      --
   438          0     --      --      --       --         --       --          0          0  53,911.11  54,000.00      --
   439          0     --      --      --       --         --       --          0          0  57,394.16  57,760.00      --
   440          0     --      --      --       --         --       --          0          0  59,953.19  60,000.00      --
   441          0     --      --      --       --         --       --          0          0 100,829.81 101,000.00      --
   442          0     --      --      --       --         --       --          0          0  75,000.00  75,000.00      --
   443          0     --      --      --       --         --       --          0          0  99,868.58 100,000.00      --
   444          0     --      --      --       --         --       --          0          0 137,893.95 138,000.00      --
   445   20090601  7.000  15.000   8.000    3.000      1.000    7.000         33          6 125,569.00 125,569.00      --
   446          0     --      --      --       --         --       --          0          0 128,250.00 128,250.00      --
   447          0     --      --      --       --         --       --          0          0 110,000.00 110,000.00      --
   448          0     --      --      --       --         --       --          0          0 170,873.09 171,000.00      --
   449   20090701  5.500  15.125   8.125    3.000      1.000    7.000         34          6 412,529.97 412,800.00      --
   450          0     --      --      --       --         --       --          0          0  50,834.69  51,000.00      --
   451          0     --      --      --       --         --       --          0          0  74,703.12  75,000.00      --
   452          0     --      --      --       --         --       --          0          0 167,500.00 167,500.00      --
   453   20080601  6.050  14.050   8.050    3.000      1.000    6.000         21          6 190,400.00 190,400.00      --
   454   20090601  5.925  14.425   8.425    3.000      1.000    6.000         33          6 100,800.00 100,800.00      --
   455   20090601  6.500  14.500   8.500    3.000      1.000    6.000         33          6 500,000.00 500,000.00      --
   456   20080701  5.990  13.990   7.990    3.000      1.000    6.000         22          6 232,000.00 232,000.00      --
   457   20080701  5.500  16.050   9.050    1.500      1.500    7.000         22          6 125,600.00 125,600.00      --
   458   20090701  5.600  15.780   8.780    1.500      1.500    7.000         34          6 340,000.00 340,000.00      --
   459   20080601  6.200  14.200   8.200    3.000      1.000    6.000         21          6 149,150.00 149,150.00      --
   460   20080701  5.850  13.850   7.850    3.000      1.000    6.000         22          6 288,000.00 288,000.00      --
   461   20080601  4.950  12.950   6.950    3.000      1.000    6.000         21          6 120,000.00 120,000.00      --
   462          0     --      --      --       --         --       --          0          0 127,500.00 127,500.00      --
   463   20080701  4.850  13.350   6.350    3.000      1.000    7.000         22          6 349,674.26 350,000.00      --
   464          0     --      --      --       --         --       --          0          0 236,000.00 236,000.00      --
   465   20080501  6.425  15.925   6.425    3.000      1.500    7.000         20          6  81,608.99  81,700.00      --
   466   20080601  7.600  17.600   7.600    3.000      1.500    7.000         21          6 103,459.74 103,500.00      --
   467   20080601  7.300  17.300   7.300    3.000      1.500    7.000         21          6  63,572.90  63,600.00      --
   468   20080601  8.750  18.250  11.250    3.000      1.500    7.000         21          6  76,000.00  76,000.00      --
   469   20080601  5.250  14.750   7.750    3.000      1.500    7.000         21          6 196,000.00 196,000.00      --
   470   20080401  5.750  14.750   7.750    3.000      1.500    7.000         19          6 143,200.00 143,200.00      --
   471   20080601  5.650  15.150   8.150    3.000      1.500    7.000         21          6 485,967.39 486,000.00      --
   472          0     --      --      --       --         --       --          0          0 414,655.18 415,000.00      --
   473   20080601  3.750  13.250   6.250    3.000      1.500    7.000         21          6 209,901.50 210,000.00      --
   474   20080601  5.250  16.250   9.250    3.000      1.500    7.000         21          6 169,966.30 170,000.00      --
   475   20080601  5.375  14.875   7.875    3.000      1.500    7.000         21          6 880,000.00 880,000.00      --
   476   20080701  6.190  14.690   7.690    3.000      1.000    7.000         22          6 227,337.48 227,500.00      --
   477          0     --      --      --       --         --       --          0          0  43,580.71  43,600.00      --
   478          0     --      --      --       --         --       --          0          0  82,477.02  83,000.00      --
   479          0     --      --      --       --         --       --          0          0 100,841.94 101,000.00      --
   480   20080601  7.850  14.100   8.100    2.000      2.000    6.000         21         12 111,920.00 111,920.00      --
   481          0     --      --      --       --         --       --          0          0 159,656.17 159,750.00      --
   482          0     --      --      --       --         --       --          0          0 116,908.73 117,000.00      --
   483          0     --      --      --       --         --       --          0          0 124,901.51 125,000.00      --
   484   20090601  8.450  14.700   8.700    2.000      2.000    6.000         33         12  59,965.12  60,000.00      --
   485          0     --      --      --       --         --       --          0          0  77,547.40  77,600.00      --
   486   20080701  2.990  11.990   5.990    2.000      1.000    6.000         22          6 536,000.00 536,000.00      --
   487   20080701  4.250  12.250   6.250    3.000      1.000    6.000         22          6 190,000.00 190,000.00      --
   488   20090701  5.750  14.700   8.700    3.000      1.000    6.000         34          6 132,000.00 132,000.00      --
   489          0     --      --      --       --         --       --          0          0 105,000.00 105,000.00      --
   490   20110701  5.750  13.750   5.750    6.000      2.000    6.000         58          6  68,000.00  68,000.00      --
   491          0     --      --      --       --         --       --          0          0  76,800.00  76,800.00      --
   492   20080801  7.990  15.990   7.990    3.000      1.000    6.000         23          6 265,000.00 265,000.00      --
   493   20080801  7.675  15.675   7.675    3.000      1.000    6.000         23          6  55,000.00  55,000.00      --
   494   20080801  7.750  15.750   7.750    3.000      1.000    6.000         23          6 100,000.00 100,000.00      --
   495   20080601  5.550  12.550   6.550    3.000      1.000    6.000         21          6 355,854.00 355,854.00      --
   496   20080701  5.875  12.875   6.875    3.000      1.000    6.000         22          6 500,000.00 500,000.00      --
   497   20080701  6.550  13.550   7.550    3.000      1.000    6.000         22          6  97,200.00  97,200.00      --
   498   20080601  5.950  12.950   6.950    3.000      1.000    6.000         21          6 323,996.18 324,000.00      --
   499   20080701  6.990  14.700   8.700    3.000      1.000    6.000         22          6 231,920.00 231,920.00      --
   500   20080701  6.600  13.600   7.600    3.000      1.000    6.000         22          6 168,000.00 168,000.00      --
   501   20080701  5.800  12.800   6.800    3.000      1.000    6.000         22          6 410,000.00 410,000.00      --
   502          0     --      --      --       --         --       --          0          0 580,000.00 580,000.00      --
   503   20110701  5.900  12.900   6.900    5.000      1.000    6.000         58          6 250,000.00 250,000.00      --
   504          0     --      --      --       --         --       --          0          0 622,000.00 622,000.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
107,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
  6,350.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 28,770.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 95,250.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
150,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 95,500.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 30,600.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 14,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
 32,089.00 ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
 25,600.00 ARM        Non-Balloon Stated           Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 44,600.00 ARM        Non-Balloon Stated           Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Second Home
 42,700.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Second Home
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Second Home
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 66,600.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 41,980.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 24,250.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 36,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 47,200.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 34,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 42,200.00 Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 57,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 43,600.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 23,797.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 37,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 47,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 40,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 42,400.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 39,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 25,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 38,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 49,994.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 28,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 23,320.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 39,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 17,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 32,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 17,200.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 41,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 19,950.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 37,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 24,100.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 41,400.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 22,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 39,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 51,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
130,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 62,375.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
 34,500.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 47,195.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 25,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 58,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 59,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 20,002.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 35,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
199,980.00 ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 27,980.00 ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 15,000.00 ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
 19,400.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 17,002.00 Fixed Rate Non-Balloon No Documentation Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 24,300.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Interest Only          1st Lien Primary

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/1 Year                 Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Rowhouse                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Condo - High Rise >8 floors Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                3 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) 3 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 4 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Manufactured Housing        Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/1 Year                 Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                3 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060524    20060701 20360601          50.64   681 SA1       90.00        90.00
20060518    20060701 20360601          48.17   707 PA2       80.00        80.00
20060525    20060701 20360601           46.9   760 PA1       53.51        53.51
20060523    20060701 20360601          36.69   660 SA2       65.00        65.00
20060522    20060701 20360601          30.28   636 PA3       80.00        80.00
20060427    20060601 20360501           44.3   746 SA1      100.00       100.00
20060419    20060601 20360501          50.49   676 SA2       90.00        90.00
20060328    20060601 20360501          35.39   667 PA3       62.50        62.50
20060531    20060701 20360601          42.77   646 PA3       78.73        78.73
20060424    20060601 20360501          30.39   673 SA2      100.00       100.00
20060531    20060701 20360601           25.8   760 SA1       90.00        90.00
20060424    20060601 20360501          42.41   669 PA3       80.00       100.00
20060427    20060601 20360501          50.58   710 PA2       64.19        64.19
20060502    20060601 20360501          36.72   665 SA2       85.00        90.00
20060503    20060601 20360501          36.94   624 PA3       80.00       100.00
20060511    20060701 20360601           45.2   681 PA2       80.00        95.00
20060510    20060701 20360601          45.53   716 PA2       80.00       100.00
20060512    20060701 20360601          53.23   702 SA1       75.00        75.00
20060519    20060701 20360601          49.06   659 PA3       80.00       100.00
20060525    20060701 20360601          49.03   626 PA3       80.00       100.00
20060510    20060701 20360601          28.18   749 PA1       59.72        59.72
20060519    20060701 20360601          48.16   662 SA2       95.00        95.00
20060517    20060701 20360601          42.44   650 PA3       69.32        69.32
20060523    20060701 20360601          43.98   701 SA1       90.00        90.00
20060223    20060328 20360228          41.63   683 SA1       84.27       100.00
20060224    20060401 20360301           27.1   630 PA3       80.00        80.00
20060228    20060406 20360306          20.99   637 PA3       80.00        80.00
20060306    20060410 20210310          26.77   676 PA3       29.66        29.66
20060308    20060501 20360401           46.6   667 PA3       44.83        44.83
20060315    20060420 20360320          29.98   686 PA2       80.00        80.00
20060327    20060501 20360401          43.69   646 PA3       80.00        80.00
20060327    20060501 20360401          33.47   692 SA1      100.00       100.00
20060411    20060601 20360501          48.16   695 SA1      100.00       100.00
20060417    20060601 20360501          35.54   666 PA3       80.00       100.00
20060424    20060601 20360501          39.64   694 PA2       80.00       100.00
20060424    20060601 20360501          42.45   743 PA1       80.00        80.00
20060428    20060601 20360501          42.01   667 PA3       80.00       100.00
20060420    20060601 20360501          32.34   680 SA1      100.00       100.00
20060504    20060601 20360501          52.75   674 PA3       79.99        79.99
20060515    20060701 20360601          41.15   760 SA1      100.00       100.00
20060420    20060601 20360501          40.42   671 PA3       80.00       100.00
20060511    20060701 20360601          44.76   713 SA1       94.97        94.97
20060519    20060701 20360601           17.6   699 SA1       99.96        99.96
20060523    20060701 20360601          43.45   629 PA3       80.00        80.00
20060524    20060701 20360601          49.78   627 PA3       80.00       100.00
20060526    20060626 20360526          45.95   685 PA2       80.00       100.00
20060606    20060706 20360606          50.01   630 PA3       80.00       100.00
20060227    20060415 20360315          43.37   647 PA3       80.00        80.00
20060531    20060701 20360601          50.07   628 PA3       80.00       100.00
20060602    20060701 20360601          48.38   726 PA1       80.00       100.00
20060607    20060801 20360701          46.79   682 PA2       80.00       100.00
20060606    20060801 20360701           45.8   669 PA3       80.00       100.00
20060608    20060801 20360701          43.47   695 PA2       80.00       100.00
20060614    20060801 20360701          45.62   644 PA3       80.00       100.00
20060606    20060801 20360701          40.01   653 PA3       55.56        55.56
20060609    20060801 20360701          47.04   692 PA2       80.00        97.12
20060609    20060801 20360701          44.93   682 PA2       80.00       100.00
20060608    20060801 20360701          46.77   635 PA3       80.00       100.00
20060608    20060801 20360701           40.9   722 PA1       80.00       100.00
20060609    20060801 20360701          45.92   763 SA1       88.24        88.24
20060609    20060801 20360701          50.88   622 PA3       80.00       100.00
20060613    20060801 20360701          42.07   692 PA2       80.00       100.00
20060602    20060801 20360701          48.61   656 PA3       80.00       100.00
20060601    20060701 20360601          48.98   684 PA2       80.00       100.00
20060608    20060801 20360701          41.18   623 PA3       73.53        91.91
20060605    20060801 20360701          49.75   661 PA3       80.00       100.00
20060602    20060701 20360601          46.55   625 PA3       80.00       100.00
20060608    20060801 20360701          25.48   663 PA3       80.00        80.00
20060609    20060801 20360701          47.22   706 PA2       80.00       100.00
20060602    20060701 20360601          37.32   632 PA3       80.00       100.00
20060607    20060801 20360701          51.14   684 PA2       80.00       100.00
20060609    20060801 20360701          21.26   648 PA3       80.00       100.00
20060609    20060801 20360701          35.84   635 PA3       77.78        77.78
20060607    20060801 20360701             48   781 PA1       80.00       100.00
20060602    20060701 20360601          49.16   622 PA3       80.00        95.00
20060614    20060801 20360701          45.89   726 PA1       80.00       100.00
20060609    20060801 20360701          52.27   646 PA3       80.00       100.00
20060612    20060801 20360701          50.22   731 PA1       80.00       100.00
20060531    20060701 20360601          38.87   628 PA3       80.00       100.00
20060608    20060801 20360701          46.38   677 SA2       80.00       100.00
20060608    20060801 20360701          41.74   680 PA2       80.00       100.00
20060526    20060701 20360601          50.39   693 SA1      100.00       100.00
20060602    20060701 20360601          30.86   646 PA3       28.54        28.54
20060531    20060701 20360601           32.7   655 PA3       80.00        80.00
20060428    20060601 20360501          41.57   638 PA3       80.00       100.00
20060518    20060701 20360601          49.97   712 SA1       90.00        99.98
20060519    20060701 20360601          35.52   693 SA1       95.00        95.00
20060517    20060701 20360601          41.68   677 PA3       77.00        77.00
20060605    20060701 20360601          20.31   671 SA2       80.00        80.00
20060609    20060801 20360701           28.9   626 PA3       80.00        80.00
20060607    20060801 20360701          46.67   668 PA3       80.00        80.00
20060607    20060801 20360701          45.27   738 SA1       80.53        80.53
20060609    20060801 20360701          47.92   664 SA2       90.00        90.00
20060609    20060801 20360701          47.67   721 SA1       95.00        95.00
20060323    20060501 20360401          23.88   776 SA1      100.00       100.00
20060517    20060701 20360601          51.06   643 PA3       80.00        80.00
20060519    20060701 20260601          48.32   637 PA3       62.50        62.50
20060531    20060801 20360701          48.89   716 PA2       68.75        68.75
20060426    20060601 20360501          45.92   673 SA2      100.00       100.00
20060602    20060701 20360601          47.42   644 PA3       56.56        56.56
20060516    20060701 20360601          44.29   701 SA1       96.30        96.30
20060608    20060801 20260701          15.68   665 PA3       75.00        75.00
20060524    20060701 20210601           47.4   665 PA3       74.05        74.05
20060601    20060801 20360701          39.73   662 SA2       48.00        48.00
20060530    20060701 20360601          47.52   648 PA3       42.08        42.08
20060605    20060801 20360701          35.48   639 PA3       75.00        75.00
20060519    20060701 20360601          32.65   637 PA3       66.45        66.45
20060518    20060701 20360601          45.19   717 PA2       80.00       100.00
20060519    20060701 20360601          38.92   715 SA1      100.00       100.00
20060607    20060801 20360701          49.36   661 SA2       95.00        95.00
20060601    20060801 20360701          35.03   679 SA2       88.00        88.00
20060605    20060801 20360701          48.49   651 PA3       71.25        71.25
20060605    20060801 20360701          42.82   689 SA1       96.00        96.00
20060608    20060801 20260701          32.45   673 PA3       51.00        51.00
20060602    20060801 20210701          35.35   721 SA1       83.33        83.33
20060608    20060801 20360701          32.27   633 PA3       39.69        39.69
20060531    20060701 20360601          40.89   726 PA1       80.00        99.83
20060518    20060701 20360601          35.12   644 PA3       80.00       100.00
20060526    20060701 20360601          36.25   675 SA2      100.00       100.00
20060608    20060801 20360701          39.05   739 PA1       80.00       100.00
20060607    20060801 20360701          52.74   712 SA1       80.00        80.00
20060616    20060801 20360701          49.99   639 PA3       80.00        80.00
20060526    20060701 20360601          49.46   691 SA1       95.00        95.00
20060609    20060801 20360701          38.91   698 SA1       90.00        90.00
20060525    20060701 20360601          28.34   742 PA1       72.73        72.73
20060616    20060801 20360701          27.42   686 SA1       85.00        85.00
20060620    20060801 20360701           49.9   768 PA1       56.45        56.45
20060523    20060701 20360601          42.07   653 PA3       80.00       100.00
20060501    20060601 20360501          41.87   726 SA1      100.00       100.00
20060505    20060701 20360601           33.2   670 SA2       80.86        80.86
20060524    20060701 20360601          46.05   682 PA2       72.27        95.00
20060523    20060701 20360601          49.88   634 PA3       80.00        80.00
20060525    20060701 20360601          44.29   664 PA3       80.00        80.00
20060324    20060501 20360401          44.37   701 PA2       80.00       100.00
20060519    20060701 20360601          40.51   671 SA2       90.00        90.00
20060427    20060601 20360501          38.85   742 PA1       61.03        61.03
20060511    20060701 20360601          42.76   661 SA2       52.50        52.50
20060515    20060701 20360601          47.93   745 SA1       89.47        89.47
20060526    20060701 20360601          38.17   676 PA3       80.00        98.18
20060626    20060801 20360701          14.29   713 PA2       70.00        70.00
20060505    20060701 20360601          37.08   765 SA1      100.00       100.00
20060509    20060615 20210515          26.01   661 PA3       62.88        62.88
20060510    20060615 20210515          46.77   681 PA2       68.24        68.24
20060510    20060701 20360601          23.78   679 PA3       80.00       100.00
20060515    20060701 20210601          36.11   661 PA3       75.00        75.00
20060522    20060701 20210601          31.38   677 SA2       62.57        62.57
20060523    20060701 20210601          27.74   710 PA2       53.19        53.19
20060526    20060701 20360601          41.95   641 PA3       80.00       100.00
20060525    20060701 20360601          43.94   631 PA3       80.00       100.00
20060623    20060801 20360701          46.94   726 PA1       49.77        49.77
20060626    20060801 20360701          43.14   646 PA3       72.52        72.52
20060606    20060801 20360701          39.33   756 SA1      100.00       100.00
20060705    20060901 20360801          13.67   696 PA2       74.47        74.47
20060613    20060801 20360701          43.46   755 PA1       80.00        80.00
20060607    20060801 20360701              0   742 PA1       80.00        97.71
20060707    20060901 20360801          36.51   637 PA3       70.67        70.67
20060710    20060901 20360801          37.61   671 PA3       73.33        73.33
20060710    20060901 20360801          37.61   671 PA3       80.00        80.00
20060530    20060701 20360601          48.27   674 PA3       71.17        71.17
20060606    20060801 20360701           54.8   642 PA3       80.00        80.00
20060612    20060801 20360701          18.39   635 PA3       80.00       100.00
20060530    20060701 20360601          39.04   670 SA2       83.51        83.51
20060614    20060801 20360701          45.26   644 PA3       80.00        80.00
20060616    20060801 20360701          34.01   667 SA2       77.06        77.06
20060620    20060801 20360701          48.67   660 PA3       73.87        73.87
20060623    20060801 20360701          45.61   707 PA2       77.33        77.33
20060616    20060801 20360701          45.43   631 PA3       56.18        56.18
20060616    20060801 20360701          46.62   655 PA3       64.12        64.12

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
2%                                                                 36 VA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  13 AZ
6 MONTHS INTEREST                                                  36 AZ
6 MONTHS INTEREST                                                  24 OR
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 FL
5%                                                                 36 KY
1%                                                                 36 GA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 TX
6 MONTHS INTEREST                                                  24 TX
6 MONTHS INTEREST                                                  24 ID
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CT
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 IL
1%                                                                 36 CO
1%                                                                 36 KS
GREATER OF 1% OR $100                                              36 MN
1%                                                                 36 CA
NO PENALTY                                                          0 TX
GREATER OF 1% OR $100                                              24 NV
NO PENALTY                                                          0 MO
GREATER OF 1% OR $100                                              36 MN
NO PENALTY                                                          0 TX
GREATER OF 1% OR $100                                              24 ID
NO PENALTY                                                          0 IA
GREATER OF 1% OR $100                                              24 AR
1%                                                                 36 GA
5%                                                                 36 FL
1%                                                                 36 OH
2%                                                                 24 VA
3%, 2%, 1%                                                         36 AR
5%                                                                 36 TX
NO PENALTY                                                          0 MD
2%                                                                 24 SC
6 MONTHS INTEREST                                                  24 FL
2%                                                                 24 VA
NO PENALTY                                                          0 NC
6 MONTHS INTEREST                                                  24 AZ
1%                                                                 36 WI
5%                                                                 24 UT
5%                                                                 36 AZ
5%                                                                 24 AZ
1%                                                                 24 WI
5%                                                                 36 AZ
1%                                                                 24 OH
1%                                                                 24 WI
5%                                                                 36 AZ
5%                                                                 24 AZ
1%                                                                 36 OH
6 MONTHS INTEREST                                                  24 CO
5%                                                                 24 AZ
2%                                                                 24 MO
5%                                                                 24 FL
5%                                                                 36 TN
5%                                                                 24 FL
5%                                                                 24 TN
2%                                                                 24 MO
5%                                                                 24 FL
NO PENALTY                                                          0 AL
NO PENALTY                                                          0 AL
5%                                                                 36 TN
5%                                                                 24 TN
5%                                                                 24 AZ
NO PENALTY                                                          0 MD
2%                                                                 24 VA
NO PENALTY                                                          0 SC
1%                                                                 24 OH
NO PENALTY                                                          0 NC
1%                                                                 24 NC
2%                                                                 36 VA
3 MONTHS INTEREST                                                  24 NJ
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  24 NY
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  36 NJ
6 MONTHS INTEREST                                                  24 NY
6 MONTHS INTEREST                                                  24 NY
6 MONTHS INTEREST                                                  24 NY
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
1%                                                                 24 OH
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 NC
NO PENALTY                                                          0 CO
NO PENALTY                                                          0 IL
2%                                                                 24 VA
6 MONTHS INTEREST                                                  36 TN
NO PENALTY                                                          0 IA
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 TX
6 MONTHS INTEREST                                                  36 FL
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 FL
2%                                                                 36 TX
1%                                                                 36 MI
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  36 PA
6 MONTHS INTEREST                                                  36 CT
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 PA
1%                                                                 36 MI
6 MONTHS INTEREST                                                  36 FL
6 MONTHS INTEREST                                                  24 FL
1%                                                                 36 GA
2 MONTHS INTEREST                                                  36 MN
1%                                                                 12 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  24 DE
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  36 GA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 GA
5%                                                                 24 TX
5%                                                                 24 TX
5%                                                                 24 TX
2%                                                                 24 MO
5%                                                                 36 AZ
5%                                                                 36 AZ
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 IL
5%                                                                 24 PA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 MO
1%                                                                 36 KY
GREATER OF 1% OR $100                                              24 MI
1%                                                                 36 CA
1%                                                                 36 OH
1%                                                                 36 OR
GREATER OF 1% OR $100                                              36 MN
1%                                                                 36 KY
5%                                                                 24 FL
5%                                                                 24 FL
1%                                                                 36 GA
5%, 4%, 3%                                                         36 LA
1%                                                                 36 OH
1%                                                                 36 OH
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 WA
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   23703   7.750  7.250    7.750     0.500         3       360        0        0      360       357     1
   95678   6.750  6.250    6.750     0.500         3       360       57       60      360       357     1
   85746   6.990  6.490    6.990     0.500         3       360        0        0      360       357     1
   85242   6.625  6.125    6.625     0.500         3       480        0        0      360       357     1
   97201   7.500  7.000    7.500     0.500         3       360       57       60      360       357     1
   90032   8.625  8.125    8.625     0.500         4       360       56       60      360       356     2
   33624   8.490  7.990    8.490     0.500         4       360        0        0      360       356     2
   93543   7.825  7.325    7.825     0.500         4       360       56       60      360       356     1
   33983   7.825  7.325    7.825     0.500         3       360        0        0      360       357     1
   41268   8.490  7.990    8.490     0.500         4       360        0        0      360       356     2
   30742   8.990  8.490    8.990     0.500         3       360        0        0      360       357     1
   90810   8.300  7.800    8.300     0.500         4       360       56       60      360       356     2
   91784   6.900  6.400    6.900     0.500         4       480        0        0      360       356     2
   77477   8.300  7.800    8.300     0.500         4       480        0        0      360       356     1
   77066   7.750  7.250    7.750     0.500         4       360        0        0      360       356     1
   83333   7.700  7.200    7.700     0.500         3       360       57       60      360       357     2
   95632   7.250  6.750    7.250     0.500         3       360        0        0      360       357     2
   92571   7.990  7.490    7.990     0.500         3       360       57       60      360       357     1
   91744   7.850  7.350    7.850     0.500         3       480        0        0      360       357     2
    6708   7.450  6.950    7.450     0.500         3       360       57       60      360       357     1
   11717   6.450  5.950    6.450     0.500         3       360        0        0      360       357     1
    7701   8.500  8.000    8.500     0.500         3       360       57       60      360       357     1
   11756   6.725  6.225    6.725     0.500         3       360       57       60      360       357     1
   11207   7.250  6.750    7.250     0.500         3       360        0        0      360       357     2
   62960   7.950  7.450    7.950     0.500         7       360        0        0      360       353     1
   80134   8.550  8.050    8.550     0.500         6       360        0        0      360       354     1
   67456   7.800  7.300    7.800     0.500         6       360        0        0      360       354     1
   55744   8.000  7.500    8.000     0.500         6       360        0        0      180       174     2
   96013   8.200  7.700    8.200     0.500         5       360        0        0      360       355     2
   77024   8.250  7.750    8.250     0.500         6       360        0        0      360       354     1
   89115   9.300  8.800    9.300     0.500         5       360        0        0      360       355     1
   64836   9.250  8.750    9.250     0.500         5       360        0        0      360       355     2
   55128   8.750  8.250    8.750     0.500         4       360        0        0      360       356     1
   77545   7.050  6.550    7.050     0.500         4       360        0        0      360       356     2
   83401   8.000  7.500    8.000     0.500         4       360        0        0      360       356     2
   50613   7.450  6.950    7.450     0.500         4       360        0        0      360       356     1
   72715   8.850  8.350    8.850     0.500         4       360        0        0      360       356     2
   30549   9.400  8.900    9.400     0.500         4       360        0        0      360       356     1
   32828   8.100  7.600    8.100     0.500         4       360        0        0      360       356     2
   43947   9.250  8.750    9.250     0.500         3       360        0        0      360       357     1
   22821   8.700  8.200    8.700     0.500         4       360        0        0      360       356     1
   72687   9.700  9.200    9.700     0.500         3       360        0        0      360       357     2
   77073   9.335  8.835    9.335     0.500         3       360        0        0      360       357     2
   21222   7.540  7.040    7.540     0.500         3       360        0        0      360       357     1
   29511   6.840  6.340    6.840     0.500         3       360       57       60      360       357     2
   32809   7.490  6.990    7.490     0.500         4       480        0        0      360       356     2
   23434   6.790  6.290    6.790     0.500         3       360        0        0      360       357     1
   27317   7.990  7.490    7.990     0.500         6       360       54       60      360       354     1
   86432   8.040  7.540    8.040     0.500         3       480        0        0      360       357     2
   53207   9.040  8.540    9.040     0.500         3       360        0        0      360       357     2
   84118   8.070  7.570    8.070     0.500         2       360        0        0      360       358     1
   85203   8.390  7.890    8.390     0.500         2       480        0        0      360       358     1
   85037   8.340  7.840    8.340     0.500         2       360       58       60      360       358     2
   53024   7.590  7.090    7.590     0.500         2       360        0        0      360       358     1
   85234   6.950  6.450    6.950     0.500         2       360        0        0      360       358     1
   43830   6.640  6.140    6.640     0.500         2       360       58       60      360       358     1
   53098   7.990  7.490    7.990     0.500         2       360        0        0      360       358     1
   86314   8.990  8.490    8.990     0.500         2       360        0        0      360       358     2
   85042   7.790  7.290    7.790     0.500         2       360       58       60      360       358     1
   45505   7.790  7.290    7.790     0.500         2       480        0        0      360       358     1
   80643   7.740  7.240    7.740     0.500         2       480        0        0      360       358     1
   85220   7.340  6.840    7.340     0.500         2       360       58       60      360       358     1
   63114   9.210  8.710    9.210     0.500         2       360        0        0      360       358     1
   34759   6.990  6.490    6.990     0.500         3       360       57       60      360       357     2
   37032   7.660  7.160    7.660     0.500         2       360        0        0      360       358     1
   33713   7.990  7.490    7.990     0.500         2       360        0        0      360       358     1
   38305   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   63061   9.740  9.240    9.740     0.500         2       360        0        0      360       358     1
   33713   7.720  7.220    7.720     0.500         2       360        0        0      360       358     1
   35023   7.890  7.390    7.890     0.500         3       480        0        0      360       357     1
   35022   8.490  7.990    8.490     0.500         2       360        0        0      360       358     1
   37218   7.990  7.490    7.990     0.500         2       360        0        0      360       358     2
   37206  10.140  9.640   10.140     0.500         2       360       58       60      360       358     1
   85219   7.440  6.940    7.440     0.500         2       360       58       60      360       358     2
   21239   8.890  8.390    8.890     0.500         3       480        0        0      360       357     1
   22902   7.440  6.940    7.440     0.500         2       360       58       60      360       358     1
   29376   7.840  7.340    7.840     0.500         2       360        0        0      360       358     2
   44720   6.590  6.090    6.590     0.500         2       360        0        0      360       358     1
   27508   8.690  8.190    8.690     0.500         3       360       57       60      360       357     2
   27610   7.450  6.950    7.450     0.500         2       360        0        0      360       358     1
   23320   8.250  7.750    8.250     0.500         2       360        0        0      360       358     2
    7801  10.250  9.750   10.250     0.500         3       360        0        0      360       357     2
   10003   7.540  7.040    7.540     0.500         3       480        0        0      360       357     2
   11577   7.990  7.490    7.990     0.500         3       360       57       60      360       357     2
   11206   7.875  7.375    7.875     0.500         4       360       56       60      360       356     2
   11433   8.850  8.350    8.850     0.500         3       480        0        0      360       357     2
   32905   8.990  8.490    8.990     0.500         3       360        0        0      360       357     1
    8034   6.750  6.250    6.750     0.500         3       360        0        0      360       357     1
   11798   7.875  7.375    7.875     0.500         3       480        0        0      360       357     1
   10304   7.500  7.000    7.500     0.500         2       360        0        0      360       358     2
   11030   7.990  7.490    7.990     0.500         2       480        0        0      360       358     2
   90262   6.990  6.490    6.990     0.500         2       360       58       60      360       358     1
   90250   8.750  8.250    8.750     0.500         2       480        0        0      360       358     2
   92399   8.250  7.750    8.250     0.500         2       480        0        0      360       358     1
   44406   8.375  7.875    8.375     0.500         5       360        0        0      360       355     1
   75028   7.750  7.250    7.750     0.500         3       360        0        0      360       357     1
   27828   8.750  8.250    8.750     0.500         3       240        0        0      240       237     1
   80744   8.625  8.125    8.625     0.500         2       360        0        0      360       358     2
   60466   8.990  8.490    8.990     0.500         4       360        0        0      360       356     1
   22306   7.375  6.875    7.375     0.500         3       360        0        0      360       357     1
   37660   8.125  7.625    8.125     0.500         3       360        0        0      360       357     1
   50005   8.250  7.750    8.250     0.500         2       240        0        0      240       238     1
   76901   6.990  6.490    6.990     0.500         3       180        0        0      180       177     1
   76710   7.250  6.750    7.250     0.500         2       360        0        0      360       358     2
   34996   6.875  6.375    6.875     0.500         3       360        0        0      360       357     1
   76252   8.000  7.500    8.000     0.500         2       360        0        0      360       358     1
   33707   9.250  8.750    9.250     0.500         3       360        0        0      360       357     1
   76180   7.325  6.825    7.325     0.500         3       360        0        0      360       357     2
   48089   8.000  7.500    8.000     0.500         3       360        0        0      360       357     1
   33805   9.250  8.750    9.250     0.500         2       360        0        0      360       358     1
   17078   8.250  7.750    8.250     0.500         2       360        0        0      360       358     1
    6359   7.500  7.000    7.500     0.500         2       360        0        0      360       358     1
   93436   8.125  7.625    8.125     0.500         2       360        0        0      360       358     1
   15229   7.875  7.375    7.875     0.500         2       240        0        0      240       238     1
   48091   7.250  6.750    7.250     0.500         2       180        0        0      180       178     1
   34120   7.750  7.250    7.750     0.500         2       360        0        0      360       358     1
   33703   8.050  7.550    8.050     0.500         3       360        0        0      360       357     2
   30736   8.425  7.925    8.425     0.500         3       360        0        0      360       357     2
   55448   8.500  8.000    8.500     0.500         3       360        0        0      360       357     2
   60651   7.990  7.490    7.990     0.500         2       360        0        0      360       358     2
   60545   9.050  8.550    9.050     0.500         2       360        0        0      360       358     1
   60558   8.780  8.280    8.780     0.500         2       360        0        0      360       358     1
   19804   8.200  7.700    8.200     0.500         3       360        0        0      360       357     1
   33186   7.850  7.350    7.850     0.500         2       360       58       60      360       358     2
   33016   6.950  6.450    6.950     0.500         3       360       57       60      360       357     1
   30087   7.250  6.750    7.250     0.500         2       360        0        0      360       358     1
   92706   6.350  5.850    6.350     0.500         2       360        0        0      360       358     1
   30281   8.500  8.000    8.500     0.500         3       360        0        0      360       357     2
   75006   8.925  8.425    8.925     0.500         4       360        0        0      360       356     1
   75040  10.600 10.100   10.600     0.500         3       360        0        0      360       357     1
   75006  10.300  9.800   10.300     0.500         3       360        0        0      360       357     1
   63136  11.250 10.750   11.250     0.500         3       360        0        0      360       357     1
   85242   7.750  7.250    7.750     0.500         3       360        0        0      360       357     1
   85017   7.750  7.250    7.750     0.500         5       360       55       60      360       355     1
   93010   8.150  7.650    8.150     0.500         3       360      117      120      360       357     2
   91103   6.700  6.200    6.700     0.500         4       480        0        0      360       356     1
   92376   6.250  5.750    6.250     0.500         3       480        0        0      360       357     1
   60609   9.250  8.750    9.250     0.500         3       480        0        0      360       357     1
   19425   7.875  7.375    7.875     0.500         3       360        0        0      360       357     2
   92530   7.690  7.190    7.690     0.500         2       360        0        0      360       358     1
   62812  10.000  9.500   10.000     0.500         3       360        0        0      360       357     1
   63129   7.050  6.550    7.050     0.500         4       180        0        0      180       176     1
   40218   7.250  6.750    7.250     0.500         4       360        0        0      180       176     1
   49505   8.100  7.600    8.100     0.500         3       360        0        0      360       357     2
   95963   8.650  8.150    8.650     0.500         3       360        0        0      180       177     1
   45246   7.250  6.750    7.250     0.500         3       360        0        0      180       177     1
   97060   7.200  6.700    7.200     0.500         3       360        0        0      180       177     1
   56256   8.700  8.200    8.700     0.500         3       360        0        0      360       357     1
   42103   7.950  7.450    7.950     0.500         3       360        0        0      360       357     1
   33470   5.990  5.490    5.990     0.500         2       360       58       60      360       358     2
   34747   6.250  5.750    6.250     0.500         2       360        0        0      360       358     1
   30236   8.700  8.200    8.700     0.500         2       360        0        0      360       358     1
   70445   7.625  7.125    7.625     0.500         1       360        0        0      360       359     1
   43219   7.750  7.250    7.750     0.500         2       360        0        0      360       358     2
   43224   8.125  7.625    8.125     0.500         2       360        0        0      360       358     1
    7860   9.990  9.490    9.990     0.500         1       360        0        0      360       359     1
    8104   9.675  9.175    9.675     0.500         1       360        0        0      360       359     1
    8611   9.750  9.250    9.750     0.500         1       360        0        0      360       359     1
   93458   6.550  6.050    6.550     0.500         3       360       57       60      360       357     1
   98391   6.875  6.375    6.875     0.500         2       480        0        0      360       358     2
   34652   7.550  7.050    7.550     0.500         2       480        0        0      360       358     2
   93536   6.950  6.450    6.950     0.500         3       360       57       60      360       357     1
   93301   8.700  8.200    8.700     0.500         2       360        0        0      360       358     1
   93306   7.600  7.100    7.600     0.500         2       480        0        0      360       358     1
   93033   6.800  6.300    6.800     0.500         2       480        0        0      360       358     1
   91202   6.625  6.125    6.625     0.500         2       360        0        0      360       358     2
   90002   6.900  6.400    6.900     0.500         2       480        0        0      360       358     2
   92691   6.750  6.250    6.750     0.500         2       360       58       60      360       358     2

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
   505   20080701  5.850  12.850   6.850    3.000      1.000    6.000         22          6 204,800.00 204,800.00      --
   506   20080701  6.400  13.400   7.400    3.000      1.000    6.000         22          6 208,000.00 208,000.00      --
   507   20080701  6.990  15.000   9.000    3.000      1.000    6.000         22          6 285,000.00 285,000.00      --
   508   20080701  5.500  12.500   6.500    3.000      1.000    6.000         22          6 249,600.00 249,600.00      --
   509          0     --      --      --       --         --       --          0          0 100,500.00 100,500.00      --
   510          0     --      --      --       --         --       --          0          0 314,500.00 314,500.00      --
   511   20080701  7.100  15.100   8.100    2.000      1.000    7.000         22          6 200,000.00 200,000.00      --
   512   20080701  6.200  14.200   7.200    2.000      1.000    7.000         22          6 332,000.00 332,000.00      --
   513   20080701  6.350  14.350   7.350    2.000      1.000    7.000         22          6 121,600.00 121,600.00      --
   514   20080701  7.990  15.990   8.990    2.000      1.000    7.000         22          6 128,000.00 128,000.00      --
   515   20080701  7.550  15.550   8.550    2.000      1.000    7.000         22          6 300,000.00 300,000.00      --
   516   20080701  6.350  14.350   7.350    2.000      1.000    7.000         22          6 132,000.00 132,000.00      --
   517   20080701  7.350  15.350   8.350    2.000      1.000    7.000         22          6 216,810.00 216,810.00      --
   518          0     --      --      --       --         --       --          0          0  39,814.87  40,000.00      --
   519          0     --      --      --       --         --       --          0          0  44,949.36  45,000.00      --
   520   20080701  6.880  13.880   7.880    3.000      1.000    6.000         22          6 280,000.00 280,000.00      --
   521   20080701  5.990  12.990   6.990    3.000      1.000    6.000         22          6 186,846.42 187,000.00      --
   522   20090701  6.950  14.500   8.500    3.000      1.000    6.000         34          6 532,702.09 533,025.00      --
   523   20090601  6.500  13.500   7.500    3.000      1.000    6.000         33          6 459,000.00 459,000.00      --
   524   20080701  6.825  13.825   7.825    3.000      1.000    6.000         22          6 117,000.00 117,000.00      --
   525          0     --      --      --       --         --       --          0          0 139,500.00 139,500.00      --
   526   20080701  6.575  13.575   7.575    3.000      1.000    6.000         22          6 189,000.00 189,000.00      --
   527   20080701  6.950  14.250   8.250    3.000      1.000    6.000         22          6 342,000.00 342,000.00      --
   528   20080701  6.400  13.400   7.400    3.000      1.000    6.000         22          6  91,920.00  91,920.00      --
   529   20080605  3.100  13.090   7.090    3.000      1.000    6.000         21          6 283,700.00 284,000.00      --
   530   20080701  4.380  14.370   8.370    3.000      1.000    6.000         22          6  53,966.40  54,000.00      --
   531   20080701  5.000  14.990   8.990    3.000      1.000    6.000         22          6 305,934.44 306,000.00      --
   532   20080701  4.750  14.740   8.740    3.000      1.000    6.000         22          6 156,000.00 156,000.00      --
   533   20080627  2.850  12.840   6.840    3.000      1.000    6.000         21          6 146,875.65 147,000.00      --
   534          0     --      --      --       --         --       --          0          0 240,800.00 240,800.00      --
   535          0     --      --      --       --         --       --          0          0 199,750.00 199,750.00      --
   536   20080701  4.700  14.690   8.690    3.000      1.000    6.000         22          6 166,500.00 166,500.00      --
   537   20080701  6.006  15.625   9.625    3.000      1.000    6.000         22          6  82,800.00  82,800.00      --
   538          0     --      --      --       --         --       --          0          0  90,400.00  90,400.00      --
   539          0     --      --      --       --         --       --          0          0 103,066.71 103,125.00      --
   540   20080801  4.011  13.630   7.630    3.000      1.000    6.000         23          6 150,000.00 150,000.00      --
   541          0     --      --      --       --         --       --          0          0 116,000.00 116,000.00      --
   542          0     --      --      --       --         --       --          0          0 120,600.00 120,600.00      --
   543          0     --      --      --       --         --       --          0          0 105,000.00 105,000.00      --
   544          0     --      --      --       --         --       --          0          0 131,000.00 131,000.00      --
   545   20090801  5.420  14.420   7.420    3.000      1.000    7.000         35          6  94,350.00  94,350.00      --
   546   20080701  6.690  15.190   8.190    3.000      1.000    7.000         22          6  76,500.00  76,500.00      --
   547   20080801  6.270  14.770   7.770    3.000      1.000    7.000         23          6 260,000.00 260,000.00      --
   548   20080701  7.490  15.990   8.990    3.000      1.000    7.000         22          6  53,450.00  53,450.00      --
   549   20080701  5.490  13.990   6.990    3.000      1.000    7.000         22          6  92,000.00  92,000.00      --
   550   20080701  6.940  15.440   8.440    3.000      1.000    7.000         22          6  99,750.00  99,750.00      --
   551   20080701  7.540  17.740  10.740    3.000      1.000    7.000         22          6  74,000.00  74,000.00      --
   552   20080701  7.440  12.940   9.940    3.000      1.000    3.000         22          6 144,000.00 144,000.00      --
   553          0     --      --      --       --         --       --          0          0 109,600.00 109,600.00      --
   554          0     --      --      --       --         --       --          0          0  80,910.00  80,910.00      --
   555   20090701  5.290  13.790   6.790    3.000      1.000    7.000         34          6 106,400.00 106,400.00      --
   556   20080601  6.140  14.640   7.640    3.000      1.000    7.000         21          6 193,438.41 193,500.00      --
   557   20080601  6.590  15.090   8.090    3.000      1.000    7.000         21          6 140,760.71 140,800.00      --
   558   20080601  5.610  14.110   7.110    3.000      1.000    7.000         21          6  95,084.87  95,120.00      --
   559          0     --      --      --       --         --       --          0          0  74,952.08  75,000.00      --
   560   20080701  7.170  16.670   9.670    3.000      1.000    7.000         22          6 107,920.00 107,920.00      --
   561          0     --      --      --       --         --       --          0          0 188,000.00 188,000.00      --
   562   20080701  7.440  16.440   9.440    3.000      1.000    7.000         22          6 139,850.30 139,920.00      --
   563          0     --      --      --       --         --       --          0          0 155,000.00 155,000.00      --
   564   20080701  5.230  13.730   6.730    3.000      1.000    7.000         22          6 211,092.00 211,092.00      --
   565   20090701  7.190  15.690   8.690    3.000      1.000    7.000         34          6 138,720.00 138,720.00      --
   566          0     --      --      --       --         --       --          0          0  80,800.00  80,800.00      --
   567   20080701  5.940  14.440   7.440    3.000      1.000    7.000         22          6 152,000.00 152,000.00      --
   568   20080601  6.440  14.940   7.940    3.000      1.000    7.000         21          6 259,023.95 259,200.00      --
   569   20080601  7.190  15.690   8.690    3.000      1.000    7.000         21          6 223,200.00 223,200.00      --
   570   20080701  7.140  15.640   8.640    3.000      1.000    7.000         22          6 329,600.00 329,600.00      --
   571   20080601  6.690  15.190   8.190    3.000      1.000    7.000         21          6 345,600.00 345,600.00      --
   572   20090701  6.140  14.640   7.640    3.000      1.000    7.000         34          6 234,000.00 234,000.00      --
   573   20080701  6.940  15.440   8.440    3.000      1.000    7.000         22          6 165,200.00 165,200.00      --
   574          0     --      --      --       --         --       --          0          0 276,800.00 276,800.00      --
   575          0     --      --      --       --         --       --          0          0 132,000.00 132,000.00      --
   576   20080701  6.690  15.190   8.190    3.000      1.000    7.000         22          6 164,000.00 164,000.00      --
   577          0     --      --      --       --         --       --          0          0 160,000.00 160,000.00      --
   578   20080701  7.080  15.580   8.580    3.000      1.000    7.000         22          6 134,425.00 134,425.00      --
   579   20080701  6.200  14.700   7.700    3.000      1.000    7.000         22          6 188,000.00 188,000.00      --
   580   20080701  7.690  16.190   9.190    3.000      1.000    7.000         22          6 163,600.00 163,600.00      --
   581          0     --      --      --       --         --       --          0          0 196,500.00 196,500.00      --
   582   20090601  5.759  13.759   7.759    2.000      1.000    6.000         33          6 180,000.00 180,000.00      --
   583   20080501  4.490  12.490   6.490    2.000      1.000    6.000         20          6 183,665.76 184,000.00      --
   584   20080601  4.990  12.990   6.990    2.000      1.000    6.000         21          6 493,877.55 494,000.00      --
   585   20090601  4.900  12.900   6.900    2.000      1.000    6.000         33          6 356,250.00 356,250.00      --
   586          0     --      --      --       --         --       --          0          0 105,000.00 105,000.00      --
   587   20090601  5.640  13.640   7.640    2.000      1.000    6.000         33          6 148,000.00 148,000.00      --
   588   20080601  4.750  12.750   6.750    2.000      1.000    6.000         21          6 548,000.00 548,000.00      --
   589   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6 114,844.39 115,000.00      --
   590   20090601  5.680  13.680   7.680    2.000      1.000    6.000         33          6 204,590.90 204,750.00      --
   591   20080601  5.500  13.500   7.500    2.000      1.000    6.000         21          6 464,799.37 465,000.00      --
   592   20080601  4.390  12.390   6.390    2.000      1.000    6.000         21          6 324,000.00 324,000.00      --
   593   20090701  5.700  13.700   7.700    2.000      1.000    6.000         34          6 318,250.00 318,250.00      --
   594   20080601  6.250  14.250   8.250    2.000      1.000    6.000         21          6 294,123.13 294,500.00      --
   595          0     --      --      --       --         --       --          0          0 129,935.42 130,000.00      --
   596          0     --      --      --       --         --       --          0          0 321,945.10 322,240.00      --
   597   20080601  5.375  13.375   7.375    2.000      1.000    6.000         21          6 156,630.73 156,750.00      --
   598   20090601  7.550  15.550   9.550    2.000      1.000    6.000         33          6 434,788.28 435,000.00      --
   599   20080601  6.400  14.400   8.400    2.000      1.000    6.000         21          6 370,500.00 370,500.00      --
   600   20080701  5.520  13.520   7.520    2.000      1.000    6.000         22          6 279,000.00 279,000.00      --
   601   20090601  6.730  14.730   8.730    2.000      1.000    6.000         33          6 259,849.79 260,000.00      --
   602   20080701  5.130  13.130   7.130    2.000      1.000    6.000         22          6 212,000.00 212,000.00      --
   603   20080701  5.650  13.650   7.650    2.000      1.000    6.000         22          6 463,920.00 463,920.00      --
   604   20080601  6.000  14.000   8.000    2.000      1.000    6.000         21          6 295,593.61 296,000.00      --
   605          0     --      --      --       --         --       --          0          0  72,000.00  72,000.00      --
   606   20080701  5.490  13.490   7.490    2.000      1.000    6.000         22          6 276,158.38 276,250.00      --
   607   20080701  6.125  14.125   8.125    2.000      1.000    6.000         22          6 126,000.00 126,000.00      --
   608   20080701  4.490  12.490   6.490    2.000      1.000    6.000         22          6 165,600.00 165,600.00      --
   609   20080701  4.875  12.875   6.875    2.000      1.000    6.000         22          6 429,250.00 429,250.00      --
   610   20090701  4.350  12.350   6.350    2.000      1.000    6.000         34          6 268,877.14 269,000.00      --
   611   20080701  5.190  13.190   7.190    2.000      1.000    6.000         22          6 703,200.00 703,200.00      --
   612          0     --      --      --       --         --       --          0          0 280,000.00 280,000.00      --
   613          0     --      --      --       --         --       --          0          0 273,749.00 273,749.00      --
   614   20080701  5.550  13.550   7.550    2.000      1.000    6.000         22          6 276,000.00 276,000.00      --
   615   20080701  4.875  12.875   6.875    2.000      1.000    6.000         22          6 245,600.00 245,600.00      --
   616   20080701  5.750  13.750   7.750    2.000      1.000    6.000         22          6 288,000.00 288,000.00      --
   617   20080701  4.750  12.750   6.750    2.000      1.000    6.000         22          6 131,000.00 131,000.00      --
   618   20090701  5.250  13.250   7.250    2.000      1.000    6.000         34          6 787,500.00 787,500.00      --
   619   20080701  5.500  13.500   7.500    2.000      1.000    6.000         22          6 256,000.00 256,000.00      --
   620   20090701  4.400  12.400   6.400    2.000      1.000    6.000         34          6 206,000.00 206,000.00      --
   621          0     --      --      --       --         --       --          0          0 209,000.00 209,000.00      --
   622   20080701  5.350  13.350   7.350    2.000      1.000    6.000         22          6  55,920.00  55,920.00      --
   623   20080701  4.600  12.600   6.600    2.000      1.000    6.000         22          6 285,600.00 285,600.00      --
   624          0     --      --      --       --         --       --          0          0 159,900.00 159,900.00      --
   625   20080601  6.750  14.750   8.750    2.000      1.000    6.000         21          6 286,235.22 286,400.00      --
   626          0     --      --      --       --         --       --          0          0 228,750.00 228,750.00      --
   627   20080701  5.350  13.350   7.350    2.000      1.000    6.000         22          6 400,000.00 400,000.00      --
   628          0     --      --      --       --         --       --          0          0 607,000.00 607,000.00      --
   629   20080601  5.670  13.670   7.670    2.000      1.000    6.000         21          6  59,956.96  60,000.00      --
   630          0     --      --      --       --         --       --          0          0 350,000.00 350,000.00      --
   631   20080601  6.125  14.125   8.125    2.000      1.000    6.000         21          6  89,541.39  89,600.00      --
   632   20090701  5.350  13.350   7.350    2.000      1.000    6.000         34          6 182,658.00 182,658.00      --
   633          0     --      --      --       --         --       --          0          0  74,941.49  75,000.00      --
   634   20080601  6.600  14.600   8.600    2.000      1.000    6.000         21          6  81,651.52  81,700.00      --
   635   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6 213,606.29 213,750.00      --
   636   20080701  5.790  13.790   7.790    2.000      1.000    6.000         22          6 330,000.00 330,000.00      --
   637   20080601  6.390  14.390   8.390    2.000      1.000    6.000         21          6 139,914.20 140,000.00      --
   638   20080601  4.160  12.160   6.160    2.000      1.000    6.000         21          6 350,319.20 351,000.00      --
   639   20080701  5.500  13.500   7.500    2.000      1.000    6.000         22          6 176,000.00 176,000.00      --
   640          0     --      --      --       --         --       --          0          0 236,250.00 236,250.00      --
   641   20090701  6.100  14.100   8.100    2.000      1.000    6.000         34          6 141,600.00 141,600.00      --
   642   20080701  6.400  14.400   8.400    2.000      1.000    6.000         22          6 162,000.00 162,000.00      --
   643   20080701  5.290  13.290   7.290    2.000      1.000    6.000         22          6 154,400.00 154,400.00      --
   644   20080701  5.850  13.850   7.850    2.000      1.000    6.000         22          6 126,400.00 126,400.00      --
   645   20080601  4.990  12.990   6.990    2.000      1.000    6.000         21          6 263,000.00 263,000.00      --
   646   20090601  6.500  14.500   8.500    2.000      1.000    6.000         33          6  80,950.93  81,000.00      --
   647   20080601  5.250  13.250   7.250    2.000      1.000    6.000         21          6 345,530.24 345,800.00      --
   648   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6 399,996.33 400,000.00      --
   649   20080601  4.870  12.870   6.870    2.000      1.000    6.000         21          6 204,078.24 204,250.00      --
   650   20080601  6.990  14.990   8.990    2.000      1.000    6.000         21          6  68,362.56  68,400.00      --
   651   20080701  5.450  13.450   7.450    2.000      1.000    6.000         22          6 135,798.13 135,900.00      --
   652   20080701  4.990  12.990   6.990    2.000      1.000    6.000         22          6 109,800.00 109,800.00      --
   653   20090601  5.200  13.200   7.200    2.000      1.000    6.000         33          6 127,819.21 127,920.00      --
   654   20080701  6.550  14.550   8.550    2.000      1.000    6.000         22          6  87,200.00  87,200.00      --
   655   20080701  5.500  13.500   7.500    2.000      1.000    6.000         22          6 188,000.00 188,000.00      --
   656   20080701  6.500  14.500   8.500    2.000      1.000    6.000         22          6 399,200.00 399,200.00      --
   657          0     --      --      --       --         --       --          0          0 115,000.00 115,000.00      --
   658   20080701  6.850  14.850   8.850    2.000      1.000    6.000         22          6  81,953.79  82,000.00      --
   659   20090701  5.600  13.600   7.600    2.000      1.000    6.000         34          6 184,000.00 184,000.00      --
   660   20080701  6.770  14.770   8.770    2.000      1.000    6.000         22          6  68,400.00  68,400.00      --
   661   20080701  4.150  12.150   6.150    2.000      1.000    6.000         22          6 173,200.00 173,200.00      --
   662   20080701  5.290  13.290   7.290    2.000      1.000    6.000         22          6 131,897.84 132,000.00      --
   663   20110701  5.990  13.990   7.990    2.000      1.000    6.000         58          6 103,930.08 104,000.00      --
   664   20080601  7.760  15.760   9.760    2.000      1.000    6.000         21          6  65,949.27  66,000.00      --
   665   20080601  4.400  12.400   6.400    2.000      1.000    6.000         21          6 380,000.00 380,000.00      --
   666   20090501  4.850  12.850   6.850    2.000      1.000    6.000         32          6 360,000.00 360,000.00      --
   667   20090501  5.550  13.550   7.550    2.000      1.000    6.000         32          6 456,000.00 456,000.00      --
   668   20080601  4.850  12.850   6.850    2.000      1.000    6.000         21          6 369,000.00 369,000.00      --
   669   20080601  4.600  12.600   6.600    2.000      1.000    6.000         21          6 540,000.00 540,000.00      --
   670   20090501  5.850  13.850   7.850    2.000      1.000    6.000         32          6 311,200.00 311,200.00      --
   671   20080601  4.750  12.750   6.750    2.000      1.000    6.000         21          6 457,000.00 457,000.00      --
   672   20080601  4.550  12.550   6.550    2.000      1.000    6.000         21          6 494,100.00 494,100.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 83,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 30,400.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 32,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 33,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 24,090.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 70,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 30,992.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 60,200.00 Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 29,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 23,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 36,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 27,400.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
 26,600.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
 35,200.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 23,780.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 26,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 47,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 34,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 52,773.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 34,680.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 20,200.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 64,800.00 ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
 55,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 82,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 86,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 41,300.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 41,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 40,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 47,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 40,900.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 81,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
 80,560.00 Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 53,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
115,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Second Home
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 31,050.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
150,030.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 73,000.00 Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 69,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 61,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 72,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 64,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 13,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 71,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 71,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 76,250.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 15,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
 22,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 45,664.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
110,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 35,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 44,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
 35,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 38,600.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 31,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 31,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 21,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 47,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 99,807.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 46,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 43,300.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 33,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 77,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 4 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Rowhouse                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - High Rise >8 floors Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - High Rise >8 floors Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060601    20060801 20360701          41.55   644 PA3       80.00        80.00
20060620    20060801 20360701          46.56   643 PA3       80.00        80.00
20060606    20060801 20360701          54.34   716 SA1       95.00        95.00
20060615    20060801 20360701          33.79   656 PA3       80.00        80.00
20060623    20060801 20260701          52.26   661 PA3       63.61        63.61
20060601    20060801 20360701          39.28   685 PA2       75.78        75.78
20060601    20060801 20360701          36.15   666 PA3       80.00        80.00
20060608    20060801 20360701           48.5   656 PA3       80.00       100.00
20060616    20060801 20360701          50.79   630 PA3       80.00       100.00
20060616    20060801 20360701          39.86   655 PA3       80.00       100.00
20060620    20060801 20360701          49.05   625 PA3       80.00        80.00
20060628    20060801 20360701          50.13   629 PA3       80.00       100.00
20060629    20060801 20360701          44.44   717 SA1       90.00       100.00
20060413    20060601 20210501          26.17   712 SA1       85.11        85.11
20060523    20060701 20360601          22.52   656 PA3       55.56        55.56
20060613    20060801 20360701          42.88   694 PA2       80.00       100.00
20060623    20060801 20360701          35.25   640 PA3       48.57        48.57
20060608    20060801 20360701          49.62   662 SA2       90.00        90.00
20060525    20060701 20360601          43.06   670 SA2       90.00        90.00
20060607    20060801 20360701          24.74   663 SA2       90.00        90.00
20060609    20060801 20360701          49.56   665 SA2       90.00        90.00
20060615    20060801 20360701           5.12   781 SA1       90.00        90.00
20060623    20060801 20360701           39.8   680 SA1       95.00        95.00
20060630    20060801 20360701          33.71   668 PA3       80.00        80.00
20060530    20060705 20360605          42.67   672 PA3       80.00        88.73
20060614    20060801 20360701          49.61   747 SA1       90.00        90.00
20060609    20060801 20360701           48.4   717 SA1       90.00        90.00
20060613    20060801 20360701          44.22   686 PA2       80.00        80.00
20060622    20060727 20360627          33.42   660 SA2       84.97        84.97
20060707    20060901 20360801          50.36   684 PA2       80.00       100.00
20060609    20060801 20360701          48.03   646 PA3       78.64        78.64
20060626    20060801 20360701          45.26   671 SA2       90.00        90.00
20060630    20060801 20360701          54.08   662 SA2       90.00        90.00
20060630    20060801 20360701          39.64   624 PA3       80.00        80.00
20060630    20060801 20360701          24.26   643 PA3       75.00        75.00
20060629    20060901 20360801          33.79   631 PA3       58.82        58.82
20060706    20060901 20360801          35.66   668 PA3       80.00       100.00
20060707    20060901 20360801          42.58   667 SA2       90.00        90.00
20060712    20060901 20360801          45.88   665 SA2       82.68        82.68
20060711    20060901 20360801          42.68   766 SA1      100.00       100.00
20060710    20060901 20360801          37.65   722 SA1       85.00        85.00
20060629    20060801 20360701          46.45   679 SA2       90.00        90.00
20060714    20060901 20360801          47.66   749 PA1       80.00        80.00
20060619    20060801 20360701          40.57   699 SA1       94.94        94.94
20060626    20060801 20360701          51.47   662 PA3       80.00       100.00
20060621    20060801 20360701          48.14   718 SA1       95.00        95.00
20060622    20060801 20360701          23.72   712 SA1      100.00       100.00
20060627    20060801 20360701          43.69   633 PA3       80.00       100.00
20060626    20060801 20360701           53.6   662 PA3       80.00       100.00
20060717    20060901 20360801          54.86   724 SA1       90.00        90.00
20060626    20060801 20360701          49.41   684 PA2       80.00       100.00
20060526    20060701 20360601          46.46   662 SA2       90.00        90.00
20060605    20060701 20360601          48.39   645 PA3       80.00       100.00
20060531    20060701 20360601          39.81   662 SA2       80.00       100.00
20060531    20060701 20360601          49.03   682 PA2       69.83        69.83
20060627    20060801 20360701          43.86   621 PA3       80.00       100.00
20060620    20060801 20360701          48.01   630 PA3       80.00       100.00
20060622    20060801 20360701          46.43   624 PA3       80.00       100.00
20060623    20060801 20360701          53.75   770 PA1       79.90        79.90
20060623    20060801 20360701          49.23   690 PA2       80.00       100.00
20060627    20060801 20360701          48.21   623 PA3       80.00       100.00
20060707    20060801 20360701          43.41   693 PA2       80.00       100.00
20060626    20060801 20360701          29.87   687 SA1       95.00        95.00
20060509    20060701 20360601          46.53   625 PA3       80.00       100.00
20060518    20060701 20360601          44.09   637 PA3       80.00       100.00
20060622    20060801 20360701          49.75   627 PA3       80.00       100.00
20060531    20060701 20360601          49.14   626 PA3       80.00       100.00
20060626    20060801 20360701          49.67   622 PA3       78.52        78.52
20060620    20060801 20360701          40.76   632 PA3       80.00       100.00
20060707    20060901 20360801           49.8   643 PA3       80.00        80.00
20060710    20060901 20360801          34.78   772 SA1      100.00       100.00
20060620    20060801 20360701          42.79   628 PA3       80.00       100.00
20060626    20060801 20360701          46.04   665 PA3       80.00       100.00
20060629    20060801 20360701          37.38   725 SA1       95.00        95.00
20060626    20060801 20360701          49.95   621 PA3       80.00       100.00
20060630    20060801 20360701          48.07   632 PA3       80.00       100.00
20060503    20060701 20360601          49.04   775 PA1       65.50        65.50
20060508    20060701 20360601          20.05   727 SA1       90.00        90.00
20060428    20060601 20360501          49.15   680 PA2       74.19        74.19
20060508    20060701 20360601          34.19   738 SA1       95.00        95.00
20060515    20060701 20360601          42.06   684 SA1       95.00        95.00
20060622    20060801 20360701          33.69   676 PA3       78.95        78.95
20060428    20060701 20360601          30.87   685 SA1       88.62        88.62
20060512    20060701 20360601          42.18   674 SA2       84.31        84.31
20060517    20060701 20360601          48.38   649 PA3       50.00        50.00
20060505    20060701 20360601           45.4   762 SA1       90.00        90.00
20060505    20060701 20360601          32.62   715 SA1       86.92        86.92
20060524    20060701 20360601          43.06   723 PA1       80.00       100.00
20060607    20060801 20360701          42.52   707 SA1       95.00        95.00
20060525    20060701 20360601           18.8   672 SA2       95.00        95.00
20060517    20060701 20360601          48.61   667 PA3       65.00        65.00
20060526    20060701 20360601          43.69   735 PA1       80.00       100.00
20060523    20060701 20360601           42.6   719 SA1       95.00        95.00
20060525    20060701 20360601          41.44   673 SA2      100.00       100.00
20060523    20060701 20360601          45.88   681 SA1       95.00        95.00
20060602    20060801 20360701          37.12   684 SA1       90.00        90.00
20060524    20060701 20360601          47.91   681 SA1      100.00       100.00
20060530    20060801 20360701          42.91   682 PA2       80.00       100.00
20060616    20060801 20360701           36.4   720 PA1       80.00       100.00
20060526    20060701 20360601          39.51   629 PA3       80.00        80.00
20060619    20060801 20360701          44.48   712 PA2       52.94        52.94
20060608    20060801 20360701          33.91   700 SA1       83.71        83.71
20060608    20060801 20360701          36.56   751 SA1       90.00        90.00
20060613    20060801 20360701          35.47   642 PA3       80.00        95.00
20060614    20060801 20360701          50.07   663 SA2       85.00        85.00
20060613    20060801 20360701          42.47   664 SA2       82.77        82.77
20060621    20060801 20360701           46.9   738 PA1       78.13        94.80
20060620    20060801 20360701          48.23   660 PA3       71.79        71.79
20060622    20060801 20360701          33.46   662 PA3       75.00        95.00
20060616    20060801 20360701          35.06   801 PA1       80.00       100.00
20060619    20060801 20360701          45.34   683 PA2       80.00       100.00
20060619    20060801 20360701          45.19   745 PA1       80.00       100.00
20060621    20060801 20360701          16.15   779 PA1       62.98        62.98
20060616    20060801 20360701          42.63   641 PA3       75.00        75.00
20060626    20060801 20360701          45.58   718 PA2       80.00       100.00
20060623    20060801 20360701          40.59   647 PA3       65.40        65.40
20060623    20060803 20360703          40.01   733 PA1       68.75        68.75
20060630    20060801 20360701          44.29   702 PA2       80.00       100.00
20060630    20060801 20360701          44.85   777 PA1       80.00       100.00
20060630    20060801 20360701          45.01   728 PA1       57.13        57.13
20060526    20060701 20360601          42.21   651 PA3       80.00       100.00
20060621    20060801 20360701          49.72   734 PA1       75.00       100.00
20060614    20060801 20360701          10.73   709 PA2       23.53        23.53
20060626    20060801 20360701          27.96   688 PA2       74.02        74.02
20060525    20060701 20360601          41.32   672 SA2       80.00       100.00
20060615    20060801 20360701          44.68   681 PA2       53.85        53.85
20060605    20060701 20360601             46   736 PA1       80.00       100.00
20060629    20060801 20360701          47.19   688 PA2       80.00       100.00
20060630    20060801 20360701          46.88   693 PA2       75.00        75.00
20060511    20060701 20360601          45.79   702 SA1       95.00        95.00
20060518    20060701 20360601          41.81   665 SA2       95.00        95.00
20060609    20060801 20360701          40.33   665 PA3       75.00       100.00
20060525    20060701 20360601          43.64   663 PA3       80.00       100.00
20060525    20060701 20360601          45.91   670 SA2       89.66        89.66
20060605    20060801 20360701          21.69   736 SA1       80.00       100.00
20060623    20060801 20360701          39.27   684 PA2       75.00        75.00
20060616    20060801 20360701          43.57   683 PA2       80.00       100.00
20060629    20060801 20360701          41.87   691 SA1       90.00        90.00
20060622    20060801 20360701          41.58   698 PA2       80.00       100.00
20060628    20060801 20360701          44.51   692 PA2       80.00       100.00
20060502    20060701 20360601          35.92   663 SA2       93.26        93.26
20060508    20060701 20360601          48.05   653 PA3       40.50        40.50
20060516    20060701 20360601          46.31   778 SA1       95.00        95.00
20060512    20060701 20360601          49.36   707 SA1      100.00       100.00
20060519    20060701 20360601          40.33   691 SA1       95.00        95.00
20060606    20060701 20360601          32.94   676 SA2       95.00        95.00
20060612    20060801 20360701          26.26   675 SA2       90.00        90.00
20060613    20060801 20360701          27.67   688 SA1       82.56        82.56
20060602    20060701 20360601          37.34   700 PA2       80.00       100.00
20060608    20060801 20360701          33.62   713 PA2       80.00       100.00
20060630    20060801 20360701          43.47   623 PA3       80.00       100.00
20060615    20060801 20360701          40.47   670 PA3       78.27        97.84
20060615    20060801 20360701          32.21   626 PA3       57.50        57.50
20060628    20060801 20360701          46.25   673 SA2      100.00       100.00
20060616    20060801 20360701          47.62   621 PA3       80.00       100.00
20060616    20060801 20360701          47.23   707 SA1       95.00        95.00
20060621    20060801 20360701          49.12   724 PA1       80.00       100.00
20060627    20060801 20360701          32.74   710 PA2       80.00       100.00
20060621    20060801 20360701          24.73   676 PA3       80.00        80.00
20060525    20060701 20360601          47.03   671 SA2      100.00       100.00
20060508    20060701 20360601          46.86   696 PA2       80.00        80.00
20060420    20060601 20360501          49.02   706 PA2       80.00        80.00
20060419    20060601 20360501          48.58   693 SA1       95.00        95.00
20060428    20060701 20360601          48.65   698 SA1       90.00        90.00
20060508    20060701 20360601          49.34   736 SA1       90.00        90.00
20060427    20060601 20360501          43.09   711 PA2       80.00       100.00
20060502    20060701 20360601          47.96   704 SA1       89.61        89.61
20060509    20060701 20360601             37   812 SA1       90.00        90.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
6 MONTHS INTEREST                                                  24 NV
6 MONTHS INTEREST                                                  24 AZ
6 MONTHS INTEREST                                                  24 NV
6 MONTHS INTEREST                                                  24 NV
NO PENALTY                                                          0 OK
6 MONTHS INTEREST                                                  36 TN
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CO
2 MONTHS INTEREST                                                  24 MN
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 TX
2 MONTHS INTEREST                                                  24 MN
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  12 NY
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 PA
NO PENALTY                                                          0 NY
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  24 FL
NO PENALTY                                                          0 NY
2%                                                                 24 VA
NO PENALTY                                                          0 MD
2%                                                                 24 SC
6 MONTHS INTEREST                                                  24 FL
2%                                                                 24 VA
NO PENALTY                                                          0 MD
2%                                                                 36 VA
6 MONTHS INTEREST                                                  24 UT
NO PENALTY                                                          0 AL
5%, 4%, 3%                                                         36 LA
NO PENALTY                                                          0 SC
6 MONTHS INTEREST                                                  24 FL
5%                                                                 36 TN
5%                                                                 36 TN
5%                                                                 36 TN
5%                                                                 36 TN
1%                                                                 36 OH
1%                                                                 24 MI
1%                                                                 24 WI
1%                                                                 24 OH
1%                                                                 24 WI
2%                                                                 24 IN
2%                                                                 24 IN
1%                                                                 24 WI
1%                                                                 36 WI
1%                                                                 36 MI
1%                                                                 36 MI
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 24 TN
5%                                                                 36 TN
3%, 2%                                                             24 AR
1%                                                                 36 GA
1%                                                                 24 GA
5%                                                                 36 FL
5%                                                                 24 TN
5%                                                                 36 KY
5%                                                                 36 TN
5%                                                                 24 KY
5%                                                                 24 AZ
6 MONTHS INTEREST                                                  24 CA
2%                                                                 24 VA
2%                                                                 24 VA
5%                                                                 36 PA
2%                                                                 24 VA
NO PENALTY                                                          0 MD
1%                                                                 36 OH
2%                                                                 24 VA
2%                                                                 36 VA
1%                                                                 24 OH
2%                                                                 24 VA
2%                                                                 24 VA
2 MONTHS INTEREST                                                  36 MD
NO PENALTY                                                          0 NJ
5%                                                                 24 VA
2 MONTHS INTEREST                                                  24 MD
2 MONTHS INTEREST                                                  36 MD
5%                                                                 36 PA
2 MONTHS INTEREST                                                  36 MD
1%                                                                 24 VA
5%                                                                 24 PA
2 MONTHS INTEREST                                                  36 MN
NO PENALTY                                                          0 CA
1%                                                                 24 VA
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NJ
5%                                                                 36 PA
NO PENALTY                                                          0 NY
2 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 NJ
2 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 IL
LESSER OF 1% OR 2 MONTHS INTEREST                                  12 MD
2 MONTHS INTEREST                                                  24 MD
5%                                                                 36 FL
2 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 VA
2 MONTHS INTEREST                                                  24 MD
2 MONTHS INTEREST                                                  12 MD
2 MONTHS INTEREST                                                  36 MD
2 MONTHS INTEREST                                                  24 MD
2 MONTHS INTEREST                                                  36 MD
2 MONTHS INTEREST                                                  36 MD
NO PENALTY                                                          0 MD
2 MONTHS INTEREST                                                  24 MD
2 MONTHS INTEREST                                                  12 MD
LESSER OF 1% OR 2 MONTHS INTEREST                                  24 MD
5%                                                                 12 NY
2 MONTHS INTEREST                                                  24 MD
5%                                                                 36 FL
5%                                                                 36 NH
5%                                                                 24 PA
2%                                                                 24 VA
5%                                                                 36 PA
NO PENALTY                                                          0 NY
5%                                                                 12 NY
5%                                                                 12 NY
5%                                                                 12 NY
5%, 4%                                                             24 LA
1%                                                                 36 FL
5%, 4%                                                             24 LA
5%, 4%, 3%                                                         36 LA
5%                                                                 36 LA
5%                                                                 12 FL
5%                                                                 24 FL
5%                                                                 12 FL
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 12 FL
5%                                                                 24 FL
5%                                                                 36 FL
NO PENALTY                                                          0 FL
5%                                                                 24 FL
5%                                                                 24 FL
1%                                                                 24 VA
5%                                                                 36 TN
LESSER OF 1% OR 2 MONTHS INTEREST                                  24 MD
LESSER OF 1% OR 2 MONTHS INTEREST                                  24 MD
NO PENALTY                                                          0 FL
2%                                                                 24 IN
1%                                                                 24 NC
1%                                                                 24 VA
NO PENALTY                                                          0 NC
2%                                                                 24 IN
2%                                                                 24 VA
NO PENALTY                                                          0 NC
NO PENALTY                                                          0 WV
NO PENALTY                                                          0 WV
1%                                                                 24 NC
5%                                                                 24 KY
2%                                                                 24 IN
5%                                                                 24 TN
2%                                                                 36 VA
NO PENALTY                                                          0 IA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
1%                                                                 36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   89110   6.850  6.350    6.850     0.500         2       360       58       60      360       358     1
   85303   7.400  6.900    7.400     0.500         2       360        0        0      360       358     1
   89130   9.000  8.500    9.000     0.500         2       360        0        0      360       358     1
   89032   6.500  6.000    6.500     0.500         2       360       58       60      360       358     1
   73013   6.625  6.125    6.625     0.500         2       240        0        0      240       238     2
   37934   7.200  6.700    7.200     0.500         2       360        0        0      360       358     1
   95204   8.100  7.600    8.100     0.500         2       360        0        0      360       358     1
   92307   7.200  6.700    7.200     0.500         2       360       58       60      360       358     1
   80021   7.350  6.850    7.350     0.500         2       360        0        0      360       358     1
   55912   8.990  8.490    8.990     0.500         2       360        0        0      360       358     1
   95206   8.550  8.050    8.550     0.500         2       480        0        0      360       358     1
   75052   7.350  6.850    7.350     0.500         2       480        0        0      360       358     1
   55316   8.350  7.850    8.350     0.500         2       480        0        0      360       358     1
   14215  10.500 10.000   10.500     0.500         4       180        0        0      180       176     1
   14150   8.875  8.375    8.875     0.500         3       360        0        0      360       357     1
   11784   7.880  7.380    7.880     0.500         2       360       58       60      360       358     1
    7208   6.990  6.490    6.990     0.500         2       360        0        0      360       358     1
   10314   8.500  8.000    8.500     0.500         2       360        0        0      360       358     2
   11420   7.500  7.000    7.500     0.500         3       360       57       60      360       357     2
   19135   7.825  7.325    7.825     0.500         2       360        0        0      360       358     1
   12189   6.850  6.350    6.850     0.500         2       360        0        0      360       358     1
    8232   7.575  7.075    7.575     0.500         2       360        0        0      360       358     1
   33189   8.250  7.750    8.250     0.500         2       360       58       60      360       358     1
   13905   7.400  6.900    7.400     0.500         2       360        0        0      360       358     2
   23453   7.090  6.590    7.090     0.500         3       360       57       60      360       357     1
   21532   8.370  7.870    8.370     0.500         2       360        0        0      360       358     1
   29501   8.990  8.490    8.990     0.500         2       480        0        0      360       358     2
   34434   8.740  8.240    8.740     0.500         2       360        0        0      360       358     1
   24477   6.840  6.340    6.840     0.500         3       360        0        0      360       357     1
   21012   7.500  7.000    7.500     0.500         1       360       59       60      360       359     1
   24441   8.500  8.000    8.500     0.500         2       360        0        0      360       358     1
   84005   8.690  8.190    8.690     0.500         2       360        0        0      360       358     1
   35215   9.625  9.125    9.625     0.500         2       360        0        0      360       358     1
   70739   7.125  6.625    7.125     0.500         2       360        0        0      360       358     2
   29841   8.885  8.385    8.885     0.500         2       360        0        0      360       358     2
   33770   7.630  7.130    7.630     0.500         1       360        0        0      360       359     1
   37146   7.190  6.690    7.190     0.500         1       360        0        0      360       359     1
   37207   7.490  6.990    7.490     0.500         1       360        0        0      360       359     1
   37849   7.630  7.130    7.630     0.500         1       360        0        0      360       359     1
   37187   7.740  7.240    7.740     0.500         1       360        0        0      360       359     1
   44089   7.420  6.920    7.420     0.500         1       360        0        0      360       359     1
   48207   8.190  7.690    8.190     0.500         2       480        0        0      360       358     1
   53182   7.770  7.270    7.770     0.500         1       360        0        0      360       359     2
   43223   8.990  8.490    8.990     0.500         2       360        0        0      360       358     1
   53216   6.990  6.490    6.990     0.500         2       360        0        0      360       358     1
   47715   8.440  7.940    8.440     0.500         2       360        0        0      360       358     1
   46235  10.740 10.240   10.740     0.500         2       360        0        0      360       358     1
   53110   9.940  9.440    9.940     0.500         2       360        0        0      360       358     1
   53218   7.690  7.190    7.690     0.500         2       360        0        0      360       358     1
   49507   8.990  8.490    8.990     0.500         1       360        0        0      360       359     1
   48837   6.790  6.290    6.790     0.500         2       360        0        0      360       358     1
   32822   7.640  7.140    7.640     0.500         3       480        0        0      360       357     1
   32207   8.090  7.590    8.090     0.500         3       480        0        0      360       357     2
   37932   7.110  6.610    7.110     0.500         3       480        0        0      360       357     1
   38305   8.240  7.740    8.240     0.500         3       360        0        0      360       357     1
   72727   9.670  9.170    9.670     0.500         2       360        0        0      360       358     1
   30047   9.640  9.140    9.640     0.500         2       360        0        0      360       358     2
   30004   9.440  8.940    9.440     0.500         2       360        0        0      360       358     1
   32548   6.390  5.890    6.390     0.500         2       360        0        0      360       358     1
   37043   6.730  6.230    6.730     0.500         2       360        0        0      360       358     2
   40342   8.690  8.190    8.690     0.500         2       480        0        0      360       358     1
   37207   7.990  7.490    7.990     0.500         2       360        0        0      360       358     1
   40503   7.440  6.940    7.440     0.500         2       360        0        0      360       358     1
   85741   7.940  7.440    7.940     0.500         3       360        0        0      360       357     2
   93307   8.690  8.190    8.690     0.500         3       360       57       60      360       357     2
   22193   8.640  8.140    8.640     0.500         2       360       58       60      360       358     1
   20155   8.190  7.690    8.190     0.500         3       360       57       60      360       357     2
   19130   7.640  7.140    7.640     0.500         2       360        0        0      360       358     1
   23608   8.440  7.940    8.440     0.500         2       360        0        0      360       358     1
   20744   9.590  9.090    9.590     0.500         1       360        0        0      360       359     1
   44203   8.140  7.640    8.140     0.500         1       480        0        0      360       359     1
   23231   8.190  7.690    8.190     0.500         2       360        0        0      360       358     2
   23323   7.190  6.690    7.190     0.500         2       360        0        0      360       358     1
   44240   8.580  8.080    8.580     0.500         2       480        0        0      360       358     1
   23231   7.700  7.200    7.700     0.500         2       360        0        0      360       358     1
   22553   9.190  8.690    9.190     0.500         2       480        0        0      360       358     1
   20707   6.875  6.375    6.875     0.500         3       360       57       60      360       357     1
    7111   7.759  7.259    7.759     0.500         3       360       57       60      360       357     1
   23103   6.490  5.990    6.490     0.500         4       360        0        0      360       356     1
   20735   6.990  6.490    6.990     0.500         3       360       57       60      360       357     2
   21113   6.900  6.400    6.900     0.500         3       360       57       60      360       357     1
   17013   7.270  6.770    7.270     0.500         2       360        0        0      360       358     1
   21801   7.640  7.140    7.640     0.500         3       360       57       60      360       357     1
   20115   6.750  6.250    6.750     0.500         3       360       57       60      360       357     2
   19002   7.990  7.490    7.990     0.500         3       360        0        0      360       357     1
   55330   7.680  7.180    7.680     0.500         3       360       57       60      360       357     1
   93420   7.500  7.000    7.500     0.500         3       360       57       60      360       357     2
   22015   6.390  5.890    6.390     0.500         3       360       57       60      360       357     2
    8901   7.700  7.200    7.700     0.500         2       360       58       60      360       358     1
    7470   8.250  7.750    8.250     0.500         3       360        0        0      360       357     1
   17038   7.250  6.750    7.250     0.500         3       360       57       60      360       357     1
   11717   6.350  5.850    6.350     0.500         3       480        0        0      360       357     2
   21001   7.375  6.875    7.375     0.500         3       360        0        0      360       357     1
   21074   9.550  9.050    9.550     0.500         3       360        0        0      360       357     2
    7753   8.400  7.900    8.400     0.500         3       360       57       60      360       357     1
   20781   7.520  7.020    7.520     0.500         2       360       58       60      360       358     1
   21215   8.730  8.230    8.730     0.500         3       360        0        0      360       357     1
   60605   7.130  6.630    7.130     0.500         2       360       58       60      360       358     1
   20613   7.650  7.150    7.650     0.500         2       360       58       60      360       358     2
   21222   8.000  7.500    8.000     0.500         3       360        0        0      360       357     1
   32746   7.990  7.490    7.990     0.500         2       360        0        0      360       358     1
   21722   7.490  6.990    7.490     0.500         2       480        0        0      360       358     1
   24179   8.125  7.625    8.125     0.500         2       480        0        0      360       358     1
   21921   6.490  5.990    6.490     0.500         2       360        0        0      360       358     1
   20745   6.875  6.375    6.875     0.500         2       360       58       60      360       358     2
   21219   6.350  5.850    6.350     0.500         2       480        0        0      360       358     1
   20860   7.190  6.690    7.190     0.500         2       360       58       60      360       358     2
   21133   6.990  6.490    6.990     0.500         2       600        0        0      360       358     1
   21017   6.490  5.990    6.490     0.500         2       600        0        0      360       358     2
   21108   7.550  7.050    7.550     0.500         2       360       58       60      360       358     1
   20747   6.875  6.375    6.875     0.500         2       360       58       60      360       358     1
   20879   7.750  7.250    7.750     0.500         2       360       58       60      360       358     2
   21001   6.750  6.250    6.750     0.500         2       360        0        0      360       358     1
   11746   7.250  6.750    7.250     0.500         2       600        0        0      360       358     2
   20706   7.500  7.000    7.500     0.500         2       360       58       60      360       358     2
   34116   6.400  5.900    6.400     0.500         2       600        0        0      360       358     1
    3820   7.090  6.590    7.090     0.500         2       360        0        0      360       358     1
   17972   7.350  6.850    7.350     0.500         2       360        0        0      360       358     1
   20121   6.600  6.100    6.600     0.500         2       360        0        0      360       358     1
   17404   6.350  5.850    6.350     0.500         2       360        0        0      360       358     1
   10303   8.750  8.250    8.750     0.500         3       360        0        0      360       357     2
   12148   7.990  7.490    7.990     0.500         2       360       58       60      360       358     2
   11768   7.350  6.850    7.350     0.500         2       360       58       60      360       358     2
   11357   6.500  6.000    6.500     0.500         2       480        0        0      360       358     2
   70520   7.670  7.170    7.670     0.500         3       360        0        0      360       357     1
   33158   7.750  7.250    7.750     0.500         2       360        0        0      360       358     1
   70503   8.125  7.625    8.125     0.500         3       360        0        0      360       357     1
   70058   7.350  6.850    7.350     0.500         2       360        0        0      360       358     2
   70503   7.250  6.750    7.250     0.500         2       360        0        0      360       358     1
   32208   8.600  8.100    8.600     0.500         3       360        0        0      360       357     1
   33140   7.990  7.490    7.990     0.500         3       360        0        0      360       357     1
   33428   7.790  7.290    7.790     0.500         2       480        0        0      360       358     1
   32780   8.390  7.890    8.390     0.500         3       480        0        0      360       357     1
   34771   6.160  5.660    6.160     0.500         3       360        0        0      360       357     1
   34759   7.500  7.000    7.500     0.500         2       360       58       60      360       358     2
   32829   7.850  7.350    7.850     0.500         2       360        0        0      360       358     1
   33773   8.100  7.600    8.100     0.500         2       360       58       60      360       358     2
   33837   8.400  7.900    8.400     0.500         2       360        0        0      360       358     1
   34951   7.290  6.790    7.290     0.500         2       600        0        0      360       358     2
   33056   7.850  7.350    7.850     0.500         2       360        0        0      360       358     1
   22657   6.990  6.490    6.990     0.500         3       360       57       60      360       357     2
   38320   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
   20735   7.250  6.750    7.250     0.500         3       360        0        0      360       357     1
   20785   7.990  7.490    7.990     0.500         3       360       57       60      360       357     1
   32907   6.870  6.370    6.870     0.500         3       360        0        0      360       357     1
   46788   8.990  8.490    8.990     0.500         3       360        0        0      360       357     1
   27617   7.450  6.950    7.450     0.500         2       360        0        0      360       358     2
   23224   6.990  6.490    6.990     0.500         2       360        0        0      360       358     1
   27401   7.200  6.700    7.200     0.500         3       360        0        0      360       357     2
   46613   8.550  8.050    8.550     0.500         2       360        0        0      360       358     1
   23662   7.500  7.000    7.500     0.500         2       360        0        0      360       358     1
   27614   8.500  8.000    8.500     0.500         2       360       58       60      360       358     2
   25401   8.900  8.400    8.900     0.500         2       360        0        0      360       358     1
   25306   8.850  8.350    8.850     0.500         2       360        0        0      360       358     2
   28078   7.600  7.100    7.600     0.500         2       360        0        0      360       358     2
   42303   8.770  8.270    8.770     0.500         2       360        0        0      360       358     1
   46060   6.150  5.650    6.150     0.500         2       360        0        0      360       358     1
   37354   7.290  6.790    7.290     0.500         2       360        0        0      360       358     2
   23661   7.990  7.490    7.990     0.500         2       360        0        0      360       358     2
   50208   9.760  9.260    9.760     0.500         3       360        0        0      360       357     1
   92530   6.400  5.900    6.400     0.500         3       360       57       60      360       357     2
   95470   6.850  6.350    6.850     0.500         4       360       56       60      360       356     1
   91977   7.550  7.050    7.550     0.500         4       360       56       60      360       356     2
   91768   6.850  6.350    6.850     0.500         3       360       57       60      360       357     1
   94591   6.600  6.100    6.600     0.500         3       360       57       60      360       357     2
   95648   7.850  7.350    7.850     0.500         4       360       56       60      360       356     2
   90280   6.750  6.250    6.750     0.500         3       360       57       60      360       357     2
   95023   6.550  6.050    6.550     0.500         3       360       57       60      360       357     2

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
   673          0     --      --      --       --         --       --          0          0 549,000.00 549,000.00      --
   674          0     --      --      --       --         --       --          0          0 631,727.75 633,000.00      --
   675   20080601  4.990  12.990   6.990    2.000      1.000    6.000         21          6 616,000.00 616,000.00      --
   676   20080601  4.390  12.390   6.390    2.000      1.000    6.000         21          6 562,500.00 562,500.00      --
   677   20090701  4.150  12.150   6.150    2.000      1.000    6.000         34          6 359,851.58 360,200.00      --
   678          0     --      --      --       --         --       --          0          0 382,617.99 383,000.00      --
   679   20080601  4.590  12.590   6.590    2.000      1.000    6.000         21          6 260,000.00 260,000.00      --
   680   20080701  5.180  13.180   7.180    2.000      1.000    6.000         22          6 525,000.00 525,000.00      --
   681   20080701  5.600  13.600   7.600    2.000      1.000    6.000         22          6 361,000.00 361,000.00      --
   682   20080601  4.375  12.375   6.375    2.000      1.000    6.000         21          6 312,500.00 312,500.00      --
   683   20110601  4.990  12.990   6.990    2.000      1.000    6.000         57          6 323,000.00 323,000.00      --
   684   20080701  5.750  13.750   7.750    2.000      1.000    6.000         22          6 275,500.00 275,500.00      --
   685   20080601  5.250  13.250   7.250    2.000      1.000    6.000         21          6 222,900.63 223,250.00      --
   686   20080601  4.500  12.500   6.500    2.000      1.000    6.000         21          6 271,107.61 271,600.00      --
   687   20090701  4.630  12.630   6.630    2.000      1.000    6.000         34          6 328,000.00 328,000.00      --
   688   20090701  4.350  12.350   6.350    2.000      1.000    6.000         34          6 340,000.00 340,000.00      --
   689   20080701  4.750  12.750   6.750    2.000      1.000    6.000         22          6 339,861.09 340,000.00      --
   690          0     --      --      --       --         --       --          0          0 335,000.00 335,000.00      --
   691   20090701  4.550  12.550   6.550    2.000      1.000    6.000         34          6 429,814.28 430,000.00      --
   692   20080701  4.150  12.150   6.150    2.000      1.000    6.000         22          6 302,400.00 302,400.00      --
   693   20080701  4.725  12.725   6.725    2.000      1.000    6.000         22          6 400,000.00 400,000.00      --
   694          0     --      --      --       --         --       --          0          0 560,000.00 560,000.00      --
   695   20080701  4.270  12.270   6.270    2.000      1.000    6.000         22          6 420,750.00 420,750.00      --
   696   20080701  5.550  13.550   7.550    2.000      1.000    6.000         22          6 291,200.00 291,200.00      --
   697          0     --      --      --       --         --       --          0          0 445,000.00 445,000.00      --
   698   20090701  4.500  12.500   6.500    2.000      1.000    6.000         34          6 454,000.00 454,000.00      --
   699   20090701  5.150  13.150   7.150    2.000      1.000    6.000         34          6 223,200.00 223,200.00      --
   700   20080701  4.750  12.750   6.750    2.000      1.000    6.000         22          6 396,800.00 396,800.00      --
   701   20090701  4.500  12.500   6.500    2.000      1.000    6.000         34          6 544,000.00 544,000.00      --
   702          0     --      --      --       --         --       --          0          0 400,000.00 400,000.00      --
   703   20080701  6.450  14.450   8.450    2.000      1.000    6.000         22          6 406,800.00 406,800.00      --
   704          0     --      --      --       --         --       --          0          0 242,000.00 242,000.00      --
   705   20080701  4.399  12.399   6.399    2.000      1.000    6.000         22          6 299,500.00 299,500.00      --
   706          0     --      --      --       --         --       --          0          0 325,000.00 325,000.00      --
   707          0     --      --      --       --         --       --          0          0 380,000.00 380,000.00      --
   708   20080701  5.800  13.800   7.800    2.000      1.000    6.000         22          6 267,750.00 267,750.00      --
   709   20080701  5.400  13.400   7.400    2.000      1.000    6.000         22          6 404,935.95 405,000.00      --
   710          0     --      --      --       --         --       --          0          0 355,000.00 355,000.00      --
   711          0     --      --      --       --         --       --          0          0 250,000.00 250,000.00      --
   712          0     --      --      --       --         --       --          0          0 254,000.00 254,000.00      --
   713          0     --      --      --       --         --       --          0          0 487,500.00 487,500.00      --
   714          0     --      --      --       --         --       --          0          0 370,000.00 370,000.00      --
   715          0     --      --      --       --         --       --          0          0 146,915.50 147,199.00      --
   716   20090601  5.990  13.990   7.990    2.000      1.000    6.000         33          6 210,715.33 211,000.00      --
   717   20090601  4.500  12.500   6.500    2.000      1.000    6.000         33          6 321,600.00 321,600.00      --
   718   20090601  2.900  12.400   6.400    2.000      1.000    6.000         33          6 266,953.72 267,200.00      --
   719   20090601  4.990  12.990   6.990    2.000      1.000    6.000         33          6 152,000.00 152,000.00      --
   720          0     --      --      --       --         --       --          0          0 178,238.33 178,400.00      --
   721   20090601  4.490  13.990   7.990    2.000      1.000    6.000         33          6 183,876.29 184,000.00      --
   722   20080701  6.300  14.300   8.300    2.000      1.000    6.000         22          6  84,746.46  84,800.00      --
   723   20090701  3.490  12.990   6.990    2.000      1.000    6.000         34          6 351,000.00 351,000.00      --
   724   20090701  6.200  14.200   8.200    2.000      1.000    6.000         34          6 198,000.00 198,000.00      --
   725   20080701  5.750  13.750   7.750    2.000      1.000    6.000         22          6 104,400.00 104,400.00      --
   726   20110701  5.625  13.625   7.625    2.000      1.000    6.000         58          6 233,920.41 234,000.00      --
   727   20110701  5.625  13.625   7.625    2.000      1.000    6.000         58          6 233,925.33 234,000.00      --
   728   20080701  4.550  12.550   6.550    2.000      1.000    6.000         22          6 360,000.00 360,000.00      --
   729   20080701  5.990  13.990   7.990    2.000      1.000    6.000         22          6 130,000.00 130,000.00      --
   730   20080701  4.490  13.990   7.990    2.000      1.000    6.000         22          6 260,000.00 260,000.00      --
   731   20080701  5.875  13.875   7.875    2.000      1.000    6.000         22          6 247,500.00 247,500.00      --
   732   20090601  6.700  14.700   8.700    2.000      1.000    6.000         33          6  49,924.73  50,000.00      --
   733   20080701  6.900  14.900   8.900    2.000      1.000    6.000         22          6 132,181.22 132,300.00      --
   734          0     --      --      --       --         --       --          0          0  49,854.87  50,000.00      --
   735   20080701  5.290  13.290   7.290    2.000      1.000    6.000         22          6 174,800.00 174,800.00      --
   736   20090701  6.790  14.790   8.790    2.000      1.000    6.000         34          6 103,476.47 103,500.00      --
   737   20090701  4.990  12.990   6.990    2.000      1.000    6.000         34          6 128,695.22 128,800.00      --
   738   20090701  4.750  15.750   9.750    2.000      1.000    6.000         34          6  76,000.00  76,000.00      --
   739   20090601  5.950  13.950   7.950    2.000      1.000    6.000         33          6 136,800.00 136,800.00      --
   740   20080601  5.690  13.690   7.690    2.000      1.000    6.000         21          6 138,556.59 138,600.00      --
   741   20090701  6.000  15.000   9.000    2.000      1.000    6.000         34          6 213,300.00 213,300.00      --
   742   20080601  5.490  13.490   7.490    2.000      1.000    6.000         21          6 144,000.00 144,000.00      --
   743   20080701  4.950  12.950   6.950    2.000      1.000    6.000         22          6 305,600.00 305,600.00      --
   744   20080601  6.790  14.790   8.790    2.000      1.000    6.000         21          6 191,890.45 192,000.00      --
   745   20090601  4.470  12.470   6.470    2.000      1.000    6.000         33          6 107,102.53 107,200.00      --
   746   20090601  5.460  13.460   7.460    2.000      1.000    6.000         33          6 108,000.00 108,000.00      --
   747   20080701  5.490  14.990   8.990    2.000      1.000    6.000         22          6 131,005.00 131,005.00      --
   748   20090601  5.350  13.350   7.350    2.000      1.000    6.000         33          6 465,000.00 465,000.00      --
   749   20080701  5.850  13.850   7.850    2.000      1.000    6.000         22          6 276,000.00 276,000.00      --
   750   20090701  5.640  13.640   7.640    2.000      1.000    6.000         34          6 210,000.00 210,000.00      --
   751   20080701  5.190  13.690   7.690    2.000      1.000    6.000         22          6 270,000.00 270,000.00      --
   752   20080701  6.500  14.500   8.500    2.000      1.000    6.000         22          6 568,000.00 568,000.00      --
   753   20080701  6.490  14.490   8.490    2.000      1.000    6.000         22          6 166,400.00 166,400.00      --
   754          0     --      --      --       --         --       --          0          0  81,000.00  81,000.00      --
   755   20080701  5.650  13.650   7.650    2.000      1.000    6.000         22          6 153,178.54 153,182.00      --
   756          0     --      --      --       --         --       --          0          0 499,579.94 500,000.00      --
   757   20090701  6.150  14.150   8.150    2.000      1.000    6.000         34          6 196,000.00 196,000.00      --
   758          0     --      --      --       --         --       --          0          0 347,778.09 348,000.00      --
   759   20080601  4.650  12.650   6.650    2.000      1.000    6.000         21          6 134,000.00 134,000.00      --
   760          0     --      --      --       --         --       --          0          0 334,702.99 335,000.00      --
   761          0     --      --      --       --         --       --          0          0 320,000.00 320,000.00      --
   762          0     --      --      --       --         --       --          0          0  64,909.75  65,000.00      --
   763   20080701  4.740  12.740   6.740    2.000      1.000    6.000         22          6 210,800.00 210,800.00      --
   764          0     --      --      --       --         --       --          0          0  91,422.75  91,500.00      --
   765          0     --      --      --       --         --       --          0          0 145,000.00 145,000.00      --
   766   20090401  3.620  14.670   8.670    2.000      1.000    6.000         31          6 388,811.55 389,500.00      --
   767   20090501  3.340  14.560   8.560    2.000      1.000    6.000         32          6 241,959.07 242,250.00      --
   768   20080601  5.990  13.990   7.990    2.000      1.000    6.000         21          6 438,300.00 438,300.00      --
   769   20080601  7.610  15.610   9.610    2.000      1.000    6.000         21          6 183,911.57 184,000.00      --
   770   20080701  2.750  14.000   8.000    2.000      1.000    6.000         22          6  87,203.05  87,261.60      --
   771   20080701  3.710  14.990   8.990    2.000      1.000    6.000         22          6 234,000.00 234,000.00      --
   772   20090501  5.800  13.800   7.800    2.000      1.000    6.000         32          6 349,500.00 349,500.00      --
   773   20090601  4.930  12.930   6.930    2.000      1.000    6.000         33          6 320,000.00 320,000.00      --
   774   20080601  6.410  14.410   8.410    2.000      1.000    6.000         21          6 255,842.02 256,000.00      --
   775   20080701  6.650  14.650   8.650    3.000      1.000    6.000         22          6  73,150.00  73,150.00      --
   776   20080701  4.975  12.975   6.975    3.000      1.000    6.000         22          6 240,000.00 240,000.00      --
   777   20090701  5.150  14.250   8.250    3.000      1.000    6.000         34          6 200,000.00 200,000.00      --
   778   20080801  5.900  13.900   7.900    3.000      1.000    6.000         23          6 274,500.00 274,500.00      --
   779   20080601  3.725  12.825   6.825    3.000      1.000    6.000         21          6 138,000.00 138,000.00      --
   780   20090701  6.100  14.100   8.100    3.000      1.000    6.000         34          6 166,400.00 166,400.00      --
   781   20080801  5.800  13.990   7.990    3.000      1.000    6.000         23          6 189,000.00 189,000.00      --
   782   20080801  5.500  13.500   7.500    3.000      1.000    6.000         23          6 225,600.00 225,600.00      --
   783   20090701  6.175  14.175   8.175    3.000      1.000    6.000         34          6 205,000.00 205,000.00      --
   784   20080801  6.550  14.550   8.550    3.000      1.000    6.000         23          6 235,000.00 235,000.00      --
   785   20080701  5.300  13.300   7.300    3.000      1.000    6.000         22          6 228,000.00 228,000.00      --
   786   20080801  5.650  13.650   7.650    3.000      1.000    6.000         23          6 279,920.00 279,920.00      --
   787   20090701  6.400  14.400   8.400    3.000      1.000    6.000         34          6 209,900.00 209,900.00      --
   788   20080701  7.150  15.150   9.150    3.000      1.000    6.000         22          6 115,110.00 115,110.00      --
   789   20080701  3.250  14.625   3.250    2.000      2.000    6.000         22         12  74,844.15  74,900.00      --
   790   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 147,500.00 147,500.00      --
   791   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 106,938.44 107,000.00      --
   792   20090701  3.250  14.875   3.250    2.000      2.000    6.000         34         12  64,500.00  64,500.00      --
   793   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 204,882.05 205,000.00      --
   794   20090701  3.250  14.875   3.250    2.000      2.000    6.000         34         12  89,849.60  89,900.00      --
   795   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 295,000.00 295,000.00      --
   796   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 204,900.00 204,900.00      --
   797   20080701  4.750  14.375   4.750    3.000      1.000    6.000         22          6 249,844.60 250,000.00      --
   798   20090701  4.780  12.780   6.780    2.000      1.000    6.000         34          6 240,000.00 240,000.00      --
   799   20080701  5.990  13.990   7.990    2.000      1.000    6.000         22          6 217,000.00 217,000.00      --
   800   20080701  5.200  13.200   7.200    2.000      1.000    6.000         22          6 337,500.00 337,500.00      --
   801   20090701  5.290  13.290   7.290    2.000      1.000    6.000         34          6 235,450.00 235,450.00      --
   802   20080701  5.350  13.350   7.350    2.000      1.000    6.000         22          6 167,960.49 168,000.00      --
   803   20080701  6.740  14.740   8.740    2.000      1.000    6.000         22          6  86,350.19  86,400.00      --
   804   20080701  6.190  14.190   8.190    2.000      1.000    6.000         22          6 172,479.77 172,500.00      --
   805   20090701  4.990  12.990   6.990    2.000      1.000    6.000         34          6 453,377.33 453,750.00      --
   806   20080701  6.380  14.380   8.380    2.000      1.000    6.000         22          6 107,932.94 108,000.00      --
   807   20090701  6.375  15.625   8.625    3.000      1.000    7.000         34          6 265,000.00 265,000.00      --
   808   20080701  6.500  14.375   6.500    3.000      1.000    5.000         22          6 179,200.00 179,200.00      --
   809   20090601  8.250  16.250   9.250    3.000      1.000    7.000         33          6 125,035.14 125,100.00      --
   810          0     --      --      --       --         --       --          0          0  50,000.00  50,000.00      --
   811          0     --      --      --       --         --       --          0          0 145,000.00 145,000.00      --
   812          0     --      --      --       --         --       --          0          0  94,550.00  94,550.00      --
   813   20080801  6.500  14.500   7.500    3.000      1.000    7.000         23          6 100,000.00 100,000.00      --
   814          0     --      --      --       --         --       --          0          0 120,000.00 120,000.00      --
   815   20090801  5.500  14.875   7.875    3.000      1.000    7.000         35          6  98,400.00  98,400.00      --
   816          0     --      --      --       --         --       --          0          0 110,000.00 110,000.00      --
   817          0     --      --      --       --         --       --          0          0 100,000.00 100,000.00      --
   818   20090701  7.375  15.375   8.375    3.000      1.000    7.000         34          6 259,900.00 259,900.00      --
   819   20090801  5.500  15.375   8.375    3.000      1.000    7.000         35          6  61,200.00  61,200.00      --
   820          0     --      --      --       --         --       --          0          0 185,000.00 185,000.00      --
   821          0     --      --      --       --         --       --          0          0 140,000.00 140,000.00      --
   822          0     --      --      --       --         --       --          0          0 222,000.00 222,000.00      --
   823   20090801  6.000  15.990   8.990    3.000      1.000    7.000         35          6 260,000.00 260,000.00      --
   824          0     --      --      --       --         --       --          0          0 150,000.00 150,000.00      --
   825   20080801  6.775  14.775   7.775    3.000      1.000    7.000         23          6 132,000.00 132,000.00      --
   826          0     --      --      --       --         --       --          0          0  52,000.00  52,000.00      --
   827   20090801  6.875  15.875   8.875    3.000      1.000    7.000         35          6  55,000.00  55,000.00      --
   828   20080801  6.000  13.500   6.000    3.000      1.000    5.000         23          6 209,100.00 209,100.00      --
   829          0     --      --      --       --         --       --          0          0 172,000.00 172,000.00      --
   830          0     --      --      --       --         --       --          0          0 137,500.00 137,500.00      --
   831   20080801  7.875  15.875   8.875    3.000      1.000    7.000         23          6 470,000.00 470,000.00      --
   832   20080801  6.250  13.750   6.750    3.000      1.000    7.000         23          6 177,600.00 177,600.00      --
   833          0     --      --      --       --         --       --          0          0  50,000.00  50,000.00      --
   834          0     --      --      --       --         --       --          0          0  50,000.00  50,000.00      --
   835          0     --      --      --       --         --       --          0          0 304,000.00 304,000.00      --
   836   20080801  6.000  15.750   8.750    3.000      1.000    7.000         23          6 223,200.00 223,200.00      --
   837          0     --      --      --       --         --       --          0          0  68,900.00  68,900.00      --
   838          0     --      --      --       --         --       --          0          0 100,000.00 100,000.00      --
   839   20090801  6.875  14.875   7.875    3.000      1.000    7.000         35          6 120,000.00 120,000.00      --
   840   20080801  6.625  15.875   8.875    3.000      1.000    7.000         23          6 196,800.00 196,800.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 90,050.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 65,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
 67,900.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 75,582.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 72,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 99,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 36,800.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 80,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 66,800.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 21,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 49,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon 12MOSBANK        Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 32,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 34,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 34,650.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 36,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 26,800.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 27,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 69,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
141,999.00 ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
 41,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 38,295.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 49,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 87,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 46,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 21,815.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 64,000.00 ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 60,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 50,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 34,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 41,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 56,400.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 69,963.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 42,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 21,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 57,500.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
151,250.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 27,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 22,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
 25,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 30,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 65,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 33,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 36,900.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 44,400.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
 43,450.00 Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
 55,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 49,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) 2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/45                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) 3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month (40 due in 30) 2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month (40 due in 30) 2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                3 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (45 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 10 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                3-4 Family                  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060606    20060801 20360701          49.93   699 PA2       57.19        57.19
20060523    20060701 20260601           9.57   681 PA2       47.52        47.52
20060509    20060701 20360601          41.82   642 PA3       80.00        80.00
20060511    20060701 20360601          47.87   746 SA1       86.54        86.54
20060615    20060801 20360701          44.25   765 PA1       80.00       100.00
20060524    20060701 20360601          46.92   690 PA2       46.71        46.71
20060518    20060701 20360601          43.96   695 PA2       80.00       100.00
20060531    20060801 20360701          46.91   663 SA2       88.24        88.24
20060601    20060801 20360701          48.51   703 SA1       93.77        93.77
20060517    20060701 20360601          28.53   731 SA1       84.46        84.46
20060522    20060701 20360601          32.84   686 SA1       89.72        89.72
20060601    20060801 20360701          47.33   677 SA2       87.46        87.46
20060531    20060701 20360601          21.84   737 SA1       95.00        95.00
20060524    20060701 20360601          44.19   723 PA1       80.00       100.00
20060607    20060801 20360701          30.72   644 PA3       80.00        80.00
20060531    20060801 20360701          47.57   704 SA1       85.00        85.00
20060531    20060801 20360701          42.04   663 SA2       85.00        85.00
20060619    20060801 20360701          34.27   784 PA1       25.77        25.77
20060615    20060801 20360701          49.59   725 PA1       71.07        71.07
20060613    20060801 20360701          44.22   759 PA1       79.58        99.47
20060608    20060801 20360701          48.96   730 SA1       82.64        82.64
20060626    20060801 20360701           5.76   697 PA2       70.00        70.00
20060615    20060801 20360701          46.44   682 SA1       85.00        85.00
20060606    20060801 20360701          48.08   677 SA2       80.00       100.00
20060620    20060801 20360701          39.06   794 PA1       61.81        61.81
20060616    20060801 20360701          48.48   742 PA1       74.43        74.43
20060615    20060801 20360701          35.01   676 SA2       90.00        90.00
20060613    20060801 20360701          46.13   669 PA3       80.00       100.00
20060616    20060801 20360701          44.31   718 SA1       85.00        85.00
20060619    20060801 20360701           26.8   704 PA2       45.71        45.71
20060621    20060801 20360701          38.56   681 SA1       81.15        81.15
20060616    20060801 20360701          16.47   658 PA3       51.27        51.27
20060626    20060801 20360701          44.81   670 PA3       69.65        69.65
20060615    20060801 20360701          51.84   694 PA2       64.36        64.36
20060622    20060801 20360701          41.86   802 PA1       55.47        55.47
20060621    20060801 20360701          42.33   684 SA1       85.00        85.00
20060621    20060801 20360701          49.66   664 SA2       90.00        90.00
20060623    20060801 20360701          42.29   680 PA2       70.30        70.30
20060623    20060801 20360701          50.44   692 PA2       50.51        50.51
20060624    20060801 20360701          28.84   623 PA3       66.84        66.84
20060626    20060801 20360701          41.13   664 PA3       75.00        75.00
20060626    20060801 20360701          48.06   643 PA3       55.22        55.22
20060508    20060701 20360601          48.27   711 PA2       80.00       100.00
20060518    20060701 20360601          43.58   675 SA2      100.00       100.00
20060524    20060701 20360601          49.33   658 PA3       80.00       100.00
20060530    20060701 20360601          29.04   687 PA2       80.00       100.00
20060523    20060701 20360601          45.77   650 PA3       80.00        80.00
20060525    20060701 20360601          42.65   707 PA2       80.00        80.00
20060525    20060701 20360601          42.17   650 PA3       80.00        80.00
20060630    20060801 20360701          41.53   740 PA1       80.00       100.00
20060620    20060801 20360701          48.47   704 SA1       90.00        90.00
20060623    20060801 20360701          41.31   681 PA2       80.00       100.00
20060626    20060801 20360701          31.48   708 SA1       90.00        90.00
20060620    20060801 20360701          45.13   757 SA1       88.30        88.30
20060620    20060801 20360701          45.13   757 SA1       86.67        86.67
20060630    20060801 20360701          50.29   662 SA2       89.77        89.77
20060627    20060801 20360701          37.61   668 SA2       88.44        88.44
20060622    20060801 20360701          18.65   730 SA1       85.25        85.25
20060630    20060801 20360701          42.65   693 SA1       89.51        89.51
20060516    20060701 20360601           52.8   734 SA1       90.09        90.09
20060614    20060801 20360701          39.34   716 SA1      100.00       100.00
20060525    20060701 20210601          32.43   675 PA3       59.52        59.52
20060613    20060801 20360701          43.93   682 SA1       95.00        95.00
20060613    20060801 20360701          38.89   733 SA1       90.00        90.00
20060622    20060801 20360701          21.24   704 PA2       80.00       100.00
20060606    20060801 20360701          38.76   688 SA1       95.00        95.00
20060512    20060701 20360601          41.98   683 PA2       80.00       100.00
20060511    20060701 20360601          34.72   655 PA3       80.00       100.00
20060601    20060801 20360701          45.88   668 SA2       90.00        90.00
20060515    20060701 20360601          41.78   689 PA2       80.00       100.00
20060601    20060801 20360701          47.27   655 PA3       80.00        80.00
20060511    20060701 20360601          48.15   666 PA3       80.00        80.00
20060517    20060701 20360601          44.98   635 PA3       80.00       100.00
20060512    20060701 20360601          43.78   709 PA2       80.00       100.00
20060606    20060801 20360701          44.82   698 SA1       95.00        95.00
20060524    20060701 20360601          37.93   728 SA1      100.00       100.00
20060608    20060801 20360701          35.83   645 PA3       80.00       100.00
20060620    20060801 20360701          38.75   663 SA2       87.14        87.14
20060621    20060801 20360701          49.84   743 SA1       90.00        90.00
20060612    20060801 20360701          27.84   658 PA3       79.44        99.30
20060620    20060801 20360701          49.58   691 PA2       80.00       100.00
20060615    20060801 20360701          26.66   799 PA1       32.40        32.40
20060623    20060801 20360701          47.32   721 PA1       80.00       100.00
20060512    20060701 20360601          43.02   780 PA1       50.51        50.51
20060605    20060801 20360701          44.74   712 SA1       80.00       100.00
20060524    20060701 20360601           46.3   633 PA3       80.00       100.00
20060503    20060701 20360601           50.9   701 SA1       87.01        87.01
20060609    20060801 20360701          47.41   720 PA1       56.40        56.40
20060626    20060801 20360701          25.57   726 PA1       61.54        61.54
20060518    20060701 20260601          38.45   656 PA3       61.90        61.90
20060607    20060801 20360701          34.91   729 SA1       85.00        85.00
20060620    20060801 20360701          49.06   728 PA1       56.83        56.83
20060627    20060801 20210701          19.86   697 PA2       74.94        74.94
20060325    20060501 20360401          44.76   675 SA2       95.00        95.00
20060420    20060601 20360501          55.16   769 SA1       95.00        95.00
20060427    20060701 20360601          46.15   686 SA1       90.00        90.00
20060531    20060701 20360601          48.41   703 PA2       80.00       100.00
20060608    20060801 20360701          38.47   694 PA2       80.00       100.00
20060527    20060801 20360701          45.94   678 SA2       90.00        90.00
20060427    20060601 20360501          44.34   662 SA2       93.20        93.20
20060502    20060701 20360601          43.01   652 PA3       80.00        80.00
20060526    20060701 20360601          50.16   672 PA3       80.00       100.00
20060623    20060801 20360701          37.48   719 SA1       95.00        95.00
20060619    20060801 20360701          43.18   696 PA2       80.00       100.00
20060630    20060801 20360701          48.58   640 PA3       80.00       100.00
20060710    20060901 20360801          46.21   715 SA1       90.00        90.00
20060519    20060701 20360601          34.97   711 PA2       80.00       100.00
20060630    20060801 20360701          49.01   719 PA2       80.00       100.00
20060712    20060901 20360801          46.39   687 SA1       90.00        90.00
20060712    20060901 20360801          33.34   780 PA1       80.00       100.00
20060626    20060801 20360701          31.14   703 SA1       97.62        97.62
20060706    20060901 20360801          47.96   720 SA1       89.69        89.69
20060627    20060801 20360701          39.83   675 PA3       79.72        79.72
20060710    20060901 20360801           42.7   701 PA2       79.98        99.97
20060629    20060801 20360701             42   738 SA1      100.00       100.00
20060630    20060801 20360701          24.03   667 SA2       90.00        90.00
20060608    20060801 20360701          40.82   728 SA1      100.00       100.00
20060619    20060801 20360701          46.34   777 SA1      100.00       100.00
20060614    20060801 20360701          41.57   744 SA1      100.00       100.00
20060607    20060801 20360701          36.95   730 SA1      100.00       100.00
20060608    20060801 20360701          47.21   730 SA1      100.00       100.00
20060621    20060801 20360701          25.11   746 SA1      100.00       100.00
20060620    20060801 20360701          42.16   722 SA1      100.00       100.00
20060619    20060801 20360701          39.25   722 SA1      100.00       100.00
20060622    20060801 20360701          48.61   697 SA1      100.00       100.00
20060620    20060801 20360701           46.3   700 PA2       80.00        80.00
20060622    20060801 20360701          42.33   642 PA3       79.49        79.49
20060621    20060801 20360701          45.12   707 PA2       75.00        75.00
20060622    20060801 20360701          43.59   674 SA2       85.00        85.00
20060621    20060801 20360701          51.79   634 PA3       80.00       100.00
20060628    20060801 20360701          45.65   682 PA2       80.00       100.00
20060630    20060801 20360701          35.11   685 PA2       75.00       100.00
20060626    20060801 20360701          38.37   686 PA2       75.00       100.00
20060628    20060801 20360701          40.18   801 PA1       80.00       100.00
20060609    20060801 20360701           45.4   692 SA1      100.00       100.00
20060629    20060801 20360701          42.24   684 PA2       80.00        90.00
20060530    20060701 20360601           42.2   770 SA1       90.00        90.00
20060714    20060901 20210801          17.79   732 PA1       78.13        78.13
20060712    20060901 20360801          48.64   701 PA2       58.00        58.00
20060714    20060901 20360801          48.97   728 PA1       78.79        78.79
20060712    20060901 20360801          38.36   670 PA3       80.00       100.00
20060721    20060901 20360801          43.74   747 PA1       80.00       100.00
20060719    20060901 20360801           42.5   682 PA2       80.00        80.00
20060623    20060801 20210701          21.09   701 PA2       56.41        56.41
20060724    20060901 20210801          39.08   662 PA3       80.00        80.00
20060602    20060801 20360701          44.06   680 SA1      100.00       100.00
20060717    20060901 20360801          34.75   671 SA2       83.84        83.84
20060721    20060901 20360801          44.73   690 PA2       77.08        77.08
20060725    20060901 20210801          17.65   645 PA3       62.22        62.22
20060720    20060901 20360801          30.03   630 PA3       65.29        65.29
20060725    20060901 20360801          46.34   670 PA3       80.00       100.00
20060714    20060901 20360801           39.9   697 PA2       33.33        33.33
20060728    20060901 20360801          47.43   652 PA3       80.00       100.00
20060718    20060901 20160801          40.31   717 PA2       76.47        76.47
20060726    20060901 20360801          28.56   626 PA3       23.91        23.91
20060728    20060901 20360801          46.71   684 SA1       85.00       100.00
20060724    20060901 20360801          40.62   733 PA1       66.93        66.93
20060719    20060901 20360801          41.62   654 PA3       63.95        63.95
20060707    20060901 20360801           49.7   671 SA2      100.00       100.00
20060731    20060901 20360801          46.32   674 PA3       80.00       100.00
20060719    20060901 20360801          45.52   719 PA2       79.37        79.37
20060630    20060801 20210701          32.94   623 PA3       21.01        21.01
20060721    20060901 20360801           31.7   754 PA1       76.96        87.96
20060721    20060901 20360801           45.3   645 PA3       80.00       100.00
20060725    20060901 20360801          21.18   703 PA2       65.00        65.00
20060725    20060901 20260801          27.23   688 PA2       35.86        35.86
20060715    20060901 20360801           49.9   629 PA3       44.44        44.44
20060710    20060901 20360801          40.73   644 PA3       80.00       100.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 CO
6 MONTHS INTEREST                                                  24 CA
1%                                                                 36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
1%                                                                 24 OR
5%                                                                 36 FL
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 CT
NO PENALTY                                                          0 ME
5%                                                                 36 CT
3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST         24 MA
5%                                                                 36 CT
5%                                                                 36 RI
NO PENALTY                                                          0 MA
5%                                                                 24 CT
NO PENALTY                                                          0 MA
5%                                                                 36 CT
NO PENALTY                                                          0 ME
5%                                                                 24 RI
5%                                                                 24 RI
5%                                                                 24 CT
NO PENALTY                                                          0 ME
3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST         24 MA
NO PENALTY                                                          0 RI
1%                                                                 36 OH
1%                                                                 24 OH
1%                                                                 36 OH
1%                                                                 24 OH
1%                                                                 36 MI
NO PENALTY                                                          0 ME
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  36 MN
2 MONTHS INTEREST                                                  24 MN
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  24 MN
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  24 MN
2 MONTHS INTEREST                                                  36 WI
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
5%                                                                 24 OK
5%                                                                 36 FL
2 MONTHS INTEREST                                                  24 WI
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 UT
1%                                                                 36 OR
5%                                                                 24 WA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 FL
5%                                                                 36 TN
1%                                                                 12 OH
5%                                                                 36 FL
5%, 4%, 3%                                                         36 MS
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  12 CA
1%                                                                 24 GA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
1%                                                                 36 NV
1%                                                                 36 CA
5%                                                                 24 WA
6 MONTHS INTEREST                                                  24 NC
6 MONTHS INTEREST                                                  12 IL
NO PENALTY                                                          0 IL
1%                                                                 12 IL
6 MONTHS INTEREST                                                  24 CO
NO PENALTY                                                          0 IL
1%                                                                 12 IL
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  36 MN
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 FL
2 MONTHS INTEREST                                                  36 MN
6 MONTHS INTEREST                                                  24 NC
NO PENALTY                                                          0 GA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 GA
2 MONTHS INTEREST                                                  36 WI
NO PENALTY                                                          0 CO
6 MONTHS INTEREST                                                  36 TX
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 WA
5%                                                                 36 FL
5%                                                                 24 CT
NO PENALTY                                                          0 IL
5%                                                                 24 RI
2 MONTHS INTEREST                                                  24 MD
2%                                                                 24 MO
NO PENALTY                                                          0 CT
5%                                                                 12 NY
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
NO PENALTY                                                         24 AZ
NO PENALTY                                                         36 MI
NO PENALTY                                                          0 IA
NO PENALTY                                                         36 IL
NO PENALTY                                                         36 VA
NO PENALTY                                                          0 GA
NO PENALTY                                                         36 TX
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 OK
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 AZ
NO PENALTY                                                          0 IA
NO PENALTY                                                         36 AZ
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 NV
NO PENALTY                                                          0 IL
NO PENALTY                                                         36 CA
NO PENALTY                                                         12 TX
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 CA
NO PENALTY                                                          0 IL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 NV
NO PENALTY                                                          0 CA
NO PENALTY                                                         24 TN
NO PENALTY                                                         36 VA
NO PENALTY                                                         36 VA
NO PENALTY                                                          0 GA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 NM
NO PENALTY                                                         36 PA
NO PENALTY                                                         36 PA
NO PENALTY                                                          0 WA

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   92590   6.530  6.030    6.530     0.500         2       360       58       60      360       358     2
   91765   6.620  6.120    6.620     0.500         3       240        0        0      240       237     2
   94954   6.990  6.490    6.990     0.500         3       360       57       60      360       357     2
   91001   6.390  5.890    6.390     0.500         3       360       57       60      360       357     2
   93446   6.150  5.650    6.150     0.500         2       360        0        0      360       358     2
   95215   5.990  5.490    5.990     0.500         3       360        0        0      360       357     1
   95621   6.590  6.090    6.590     0.500         3       360       57       60      360       357     2
   90018   7.180  6.680    7.180     0.500         2       600        0        0      360       358     2
   95258   7.600  7.100    7.600     0.500         2       360       58       60      360       358     1
   95361   6.375  5.875    6.375     0.500         3       360       57       60      360       357     1
   93230   6.990  6.490    6.990     0.500         3       360       57       60      360       357     2
   95204   7.750  7.250    7.750     0.500         2       480        0        0      360       358     1
   80021   7.250  6.750    7.250     0.500         3       360        0        0      360       357     1
   95207   6.500  6.000    6.500     0.500         3       360        0        0      360       357     2
   95688   6.630  6.130    6.630     0.500         2       360       58       60      360       358     1
   94533   6.350  5.850    6.350     0.500         2       480        0        0      360       358     1
   94621   6.750  6.250    6.750     0.500         2       480        0        0      360       358     1
   94030   6.350  5.850    6.350     0.500         2       360       58       60      360       358     1
   90302   6.550  6.050    6.550     0.500         2       480        0        0      360       358     1
   91724   6.150  5.650    6.150     0.500         2       360       58       60      360       358     1
   91331   6.725  6.225    6.725     0.500         2       480        0        0      360       358     1
   91791   6.375  5.875    6.375     0.500         2       480        0        0      360       358     2
   92025   6.270  5.770    6.270     0.500         2       360       58       60      360       358     2
   92346   7.550  7.050    7.550     0.500         2       360       58       60      360       358     2
   95969   6.350  5.850    6.350     0.500         2       360        0        0      360       358     2
   93033   6.500  6.000    6.500     0.500         2       360       58       60      360       358     2
   95351   7.150  6.650    7.150     0.500         2       480        0        0      360       358     1
   95407   6.750  6.250    6.750     0.500         2       360       58       60      360       358     2
   95757   6.500  6.000    6.500     0.500         2       360       58       60      360       358     2
   91214   6.890  6.390    6.890     0.500         2       360        0        0      360       358     1
   97023   8.450  7.950    8.450     0.500         2       360       58       60      360       358     1
   32779   6.500  6.000    6.500     0.500         2       360        0        0      360       358     1
   90037   6.399  5.899    6.399     0.500         2       360       58       60      360       358     1
   91792   6.350  5.850    6.350     0.500         2       360       58       60      360       358     1
   92128   6.400  5.900    6.400     0.500         2       600        0        0      360       358     1
   95823   7.800  7.300    7.800     0.500         2       480        0        0      360       358     1
   91766   7.400  6.900    7.400     0.500         2       600        0        0      360       358     1
   93402   6.990  6.490    6.990     0.500         2       360       58       60      360       358     1
   94806   6.450  5.950    6.450     0.500         2       600        0        0      360       358     1
   95355   7.990  7.490    7.990     0.500         2       540        0        0      360       358     1
   91342   7.000  6.500    7.000     0.500         2       360        0        0      360       358     2
   92805   6.880  6.380    6.880     0.500         2       360        0        0      360       358     1
    6108   7.000  6.500    7.000     0.500         3       360        0        0      360       357     1
    4412   7.990  7.490    7.990     0.500         3       360        0        0      360       357     1
    6339   6.500  6.000    6.500     0.500         3       360       57       60      360       357     1
    2360   6.400  5.900    6.400     0.500         3       360        0        0      360       357     1
    6118   6.990  6.490    6.990     0.500         3       360       57       60      360       357     1
    2889   6.500  6.000    6.500     0.500         3       360        0        0      360       357     1
    1602   7.990  7.490    7.990     0.500         3       360        0        0      360       357     1
    6051   8.300  7.800    8.300     0.500         2       360        0        0      360       358     1
    1841   6.990  6.490    6.990     0.500         2       480        0        0      360       358     1
    6517   8.200  7.700    8.200     0.500         2       360        0        0      360       358     2
    4330   7.750  7.250    7.750     0.500         2       360        0        0      360       358     1
    2889   7.625  7.125    7.625     0.500         2       480        0        0      360       358     2
    2888   7.625  7.125    7.625     0.500         2       480        0        0      360       358     2
    6489   6.550  6.050    6.550     0.500         2       360        0        0      360       358     2
    4240   7.990  7.490    7.990     0.500         2       360        0        0      360       358     1
    2769   7.990  7.490    7.990     0.500         2       360        0        0      360       358     1
    2911   7.875  7.375    7.875     0.500         2       360        0        0      360       358     1
   43602   8.700  8.200    8.700     0.500         3       360        0        0      360       357     1
   44601   8.900  8.400    8.900     0.500         2       360        0        0      360       358     2
   44112   7.950  7.450    7.950     0.500         3       180        0        0      180       177     1
   44708   7.290  6.790    7.290     0.500         2       360       58       60      360       358     1
   48867   8.790  8.290    8.790     0.500         2       480        0        0      360       358     1
    4938   6.990  6.490    6.990     0.500         2       360        0        0      360       358     2
   60428   9.750  9.250    9.750     0.500         2       360        0        0      360       358     1
   56377   7.950  7.450    7.950     0.500         3       360       57       60      360       357     1
   55014   7.690  7.190    7.690     0.500         3       480        0        0      360       357     1
   60608   9.000  8.500    9.000     0.500         2       360       58       60      360       358     1
   55432   7.490  6.990    7.490     0.500         3       360       57       60      360       357     1
   60402   6.950  6.450    6.950     0.500         2       360        0        0      360       358     2
   60002   8.790  8.290    8.790     0.500         3       360        0        0      360       357     1
   55355   6.470  5.970    6.470     0.500         3       360        0        0      360       357     1
   53121   7.460  6.960    7.460     0.500         3       360       57       60      360       357     1
   60432   8.990  8.490    8.990     0.500         2       360        0        0      360       358     1
   60035   7.350  6.850    7.350     0.500         3       360       57       60      360       357     2
   60176   7.850  7.350    7.850     0.500         2       360       58       60      360       358     1
   60477   7.640  7.140    7.640     0.500         2       360        0        0      360       358     1
   60638   7.690  7.190    7.690     0.500         2       360       58       60      360       358     1
   60517   8.500  8.000    8.500     0.500         2       360        0        0      360       358     2
   74133   8.490  7.990    8.490     0.500         2       360        0        0      360       358     2
   34606   6.880  6.380    6.880     0.500         2       360        0        0      360       358     1
   53551   7.650  7.150    7.650     0.500         2       360       58       60      360       358     1
   95023   6.875  6.375    6.875     0.500         3       360        0        0      360       357     2
   84092   8.150  7.650    8.150     0.500         2       360       58       60      360       358     1
   97236   8.250  7.750    8.250     0.500         3       360        0        0      360       357     2
   98682   6.650  6.150    6.650     0.500         3       360       57       60      360       357     1
   92337   6.600  6.100    6.600     0.500         2       360        0        0      360       358     1
   32746   6.250  5.750    6.250     0.500         2       360        0        0      360       358     1
   38052   9.590  9.090    9.590     0.500         3       240        0        0      240       237     1
   43035   6.740  6.240    6.740     0.500         2       360       58       60      360       358     1
   32771   6.850  6.350    6.850     0.500         2       360        0        0      360       358     1
   39648   7.690  7.190    7.690     0.500         2       180        0        0      180       178     1
   60402   8.670  8.170    8.670     0.500         5       360        0        0      360       355     1
   60804   8.560  8.060    8.560     0.500         4       360        0        0      360       356     1
   90810   7.990  7.490    7.990     0.500         3       360       57       60      360       357     2
   30312   9.610  9.110    9.610     0.500         3       360        0        0      360       357     1
   60429   8.000  7.500    8.000     0.500         2       360        0        0      360       358     1
   60030   8.990  8.490    8.990     0.500         2       360       58       60      360       358     1
   89121   7.800  7.300    7.800     0.500         4       360       56       60      360       356     1
   92336   6.930  6.430    6.930     0.500         3       360       57       60      360       357     2
   98391   8.410  7.910    8.410     0.500         3       360        0        0      360       357     2
   28532   8.650  8.150    8.650     0.500         2       360        0        0      360       358     1
   60477   6.975  6.475    6.975     0.500         2       360       58       60      360       358     2
   60452   8.250  7.750    8.250     0.500         2       360        0        0      360       358     1
   60623   7.900  7.400    7.900     0.500         1       360        0        0      360       359     1
   80026   6.825  6.325    6.825     0.500         3       360       57       60      360       357     1
   60478   8.100  7.600    8.100     0.500         2       360        0        0      360       358     1
   60620   7.990  7.490    7.990     0.500         1       360        0        0      360       359     1
   60620   7.500  7.000    7.500     0.500         1       360        0        0      360       359     2
   55422   8.175  7.675    8.175     0.500         2       360       58       60      360       358     1
   33169   8.550  8.050    8.550     0.500         1       360        0        0      360       359     1
   33157   7.300  6.800    7.300     0.500         2       360       58       60      360       358     1
   33196   7.650  7.150    7.650     0.500         1       360       59       60      360       359     2
   55412   8.400  7.900    8.400     0.500         2       360        0        0      360       358     1
   28147   9.150  8.650    9.150     0.500         2       360        0        0      360       358     1
   30566   8.625  8.125    8.625     0.500         2       360        0        0      360       358     1
   60637   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   30038   8.750  8.250    8.750     0.500         2       360        0        0      360       358     2
   54880   8.875  8.375    8.875     0.500         2       360        0        0      360       358     1
   80211   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   77521   8.875  8.375    8.875     0.500         2       360        0        0      360       358     1
   60609   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   60608   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   98366   8.375  7.875    8.375     0.500         2       360        0        0      360       358     1
   33609   6.780  6.280    6.780     0.500         2       600        0        0      360       358     1
    6385   7.990  7.490    7.990     0.500         2       600        0        0      360       358     1
   60639   7.200  6.700    7.200     0.500         2       600        0        0      360       358     1
    2808   7.290  6.790    7.290     0.500         2       600        0        0      360       358     1
   20785   7.350  6.850    7.350     0.500         2       540        0        0      360       358     1
   64151   8.740  8.240    8.740     0.500         2       360        0        0      360       358     1
    6492   8.190  7.690    8.190     0.500         2       600        0        0      360       358     2
   11733   6.990  6.490    6.990     0.500         2       360        0        0      360       358     2
   61614   8.380  7.880    8.380     0.500         2       360        0        0      360       358     1
   60651   8.625  8.125    8.625     0.500         2       360        0        0      360       358     1
   85705   9.375  8.875    9.375     0.500         2       360        0        0      360       358     1
   49546   9.250  8.750    9.250     0.500         3       360        0        0      360       357     1
   50048   7.750  7.250    7.750     0.500         1       180        0        0      180       179     2
   60104   6.375  5.875    6.375     0.500         1       360        0        0      360       359     2
   23663   7.625  7.125    7.625     0.500         1       360        0        0      360       359     1
   30013   7.500  7.000    7.500     0.500         1       360        0        0      360       359     1
   78681   7.250  6.750    7.250     0.500         1       360        0        0      360       359     1
   78624   7.875  7.375    7.875     0.500         1       360        0        0      360       359     1
   74820   6.000  5.500    6.000     0.500         2       180        0        0      180       178     2
   78043   6.875  6.375    6.875     0.500         1       180        0        0      180       179     1
   85310   8.375  7.875    8.375     0.500         2       360       58       60      360       358     1
   50701   8.375  7.875    8.375     0.500         1       360        0        0      360       359     1
   85716   6.875  6.375    6.875     0.500         1       360        0        0      360       359     2
   77041   7.375  6.875    7.375     0.500         1       180        0        0      180       179     1
   89032   7.250  6.750    7.250     0.500         1       360        0        0      360       359     1
   60181   8.990  8.490    8.990     0.500         1       360       59       60      360       359     1
   92345   6.750  6.250    6.750     0.500         1       360        0        0      360       359     1
   78526   7.775  7.275    7.775     0.500         1       360        0        0      360       359     2
   77590   7.375  6.875    7.375     0.500         1       120        0        0      120       119     1
   93309   8.875  8.375    8.875     0.500         1       360        0        0      360       359     1
   60629   8.500  8.000    8.500     0.500         1       360        0        0      360       359     1
   34209   6.750  6.250    6.750     0.500         1       360        0        0      360       359     1
   89106   7.125  6.625    7.125     0.500         1       360      119      120      360       359     1
   92114   8.875  8.375    8.875     0.500         1       360       59       60      360       359     2
   37129   6.750  6.250    6.750     0.500         1       360        0        0      360       359     1
   23974   7.875  7.375    7.875     0.500         1       360        0        0      360       359     1
   22508   8.625  8.125    8.625     0.500         2       180        0        0      180       178     1
   30305   6.750  6.250    6.750     0.500         1       360      119      120      360       359     1
   60651   8.750  8.250    8.750     0.500         1       360        0        0      360       359     2
   87124   7.625  7.125    7.625     0.500         1       360        0        0      360       359     2
   19512   6.750  6.250    6.750     0.500         1       240        0        0      240       239     1
   19143   7.875  7.375    7.875     0.500         1       360        0        0      360       359     1
   98270   8.875  8.375    8.875     0.500         1       360      119      120      360       359     1

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
   841          0     --      --      --       --         --       --          0          0 454,930.00 454,930.00      --
   842          0     --      --      --       --         --       --          0          0  97,000.00  97,000.00      --
   843          0     --      --      --       --         --       --          0          0  50,000.00  50,000.00      --
   844          0     --      --      --       --         --       --          0          0 140,000.00 140,000.00      --
   845          0     --      --      --       --         --       --          0          0 275,000.00 275,000.00      --
   846          0     --      --      --       --         --       --          0          0  74,000.00  74,000.00      --
   847          0     --      --      --       --         --       --          0          0  75,600.00  75,600.00      --
   848          0     --      --      --       --         --       --          0          0 176,000.00 176,000.00      --
   849          0     --      --      --       --         --       --          0          0 262,500.00 262,500.00      --
   850          0     --      --      --       --         --       --          0          0 100,000.00 100,000.00      --
   851   20090801  7.575  15.575   8.575    3.000      1.000    7.000         35          6 473,300.00 473,300.00      --
   852   20090801  6.625  15.625   8.625    3.000      1.000    7.000         35          6 278,900.00 278,900.00      --
   853          0     --      --      --       --         --       --          0          0  96,000.00  96,000.00      --
   854   20080801  6.250  14.250   7.250    3.000      1.000    7.000         23          6 268,000.00 268,000.00      --
   855   20080801  5.990  14.990   7.990    3.000      1.000    7.000         23          6 220,000.00 220,000.00      --
   856          0     --      --      --       --         --       --          0          0  57,600.00  57,600.00      --
   857          0     --      --      --       --         --       --          0          0  50,000.00  50,000.00      --
   858   20090801  5.500  13.500   6.500    3.000      1.000    7.000         35          6 180,000.00 180,000.00      --
   859          0     --      --      --       --         --       --          0          0 100,000.00 100,000.00      --
   860          0     --      --      --       --         --       --          0          0  65,000.00  65,000.00      --
   861          0     --      --      --       --         --       --          0          0 450,000.00 450,000.00      --
   862          0     --      --      --       --         --       --          0          0  65,400.00  65,400.00      --
   863          0     --      --      --       --         --       --          0          0 128,000.00 128,000.00      --
   864   20080801  6.375  14.375   7.375    3.000      1.000    7.000         23          6 424,000.00 424,000.00      --
   865          0     --      --      --       --         --       --          0          0 144,000.00 144,000.00      --
   866   20090801  6.375  16.500   9.500    3.000      1.000    7.000         35          6 265,000.00 265,000.00      --
   867   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 280,000.00 280,000.00      --
   868   20090801  5.400  13.400   7.400    2.000      1.000    6.000         35          6 422,000.00 422,000.00      --
   869   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 346,500.00 346,500.00      --
   870   20080801  5.150  13.150   7.150    2.000      1.000    6.000         23          6 232,000.00 232,000.00      --
   871   20080801  5.160  13.160   7.160    2.000      1.000    6.000         23          6 254,700.00 254,700.00      --
   872   20090801  5.875  13.875   7.875    2.000      1.000    6.000         35          6 136,000.00 136,000.00      --
   873   20080801  4.550  12.550   6.550    2.000      1.000    6.000         23          6 386,688.00 386,688.00      --
   874   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 178,750.00 178,750.00      --
   875   20080801  4.750  12.750   6.750    2.000      1.000    6.000         23          6 241,600.00 241,600.00      --
   876   20090801  4.375  12.375   6.375    2.000      1.000    6.000         35          6 227,000.00 227,000.00      --
   877   20080801  5.350  13.350   7.350    2.000      1.000    6.000         23          6 220,500.00 220,500.00      --
   878   20080801  6.290  14.290   8.290    2.000      1.000    6.000         23          6 164,000.00 164,000.00      --
   879   20080801  5.830  13.830   7.830    2.000      1.000    6.000         23          6  81,360.00  81,360.00      --
   880   20080801  5.980  14.050   8.050    2.000      1.000    6.000         23          6 239,920.00 239,920.00      --
   881   20090701  5.370  13.370   7.370    2.000      1.000    6.000         34          6 225,000.00 225,000.00      --
   882   20080801  5.750  13.750   7.750    2.000      1.000    6.000         23          6 240,717.00 240,717.00      --
   883   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 144,000.00 144,000.00      --
   884   20080701  4.290  12.290   6.290    2.000      1.000    6.000         22          6 139,868.18 140,000.00      --
   885   20080801  5.950  13.950   7.950    2.000      1.000    6.000         23          6  80,000.00  80,000.00      --
   886   20080801  5.500  13.500   7.500    2.000      1.000    6.000         23          6 208,000.00 208,000.00      --
   887   20080801  5.590  13.590   7.590    2.000      1.000    6.000         23          6 607,000.00 607,000.00      --
   888   20080801  4.500  12.500   6.500    2.000      1.000    6.000         23          6  94,000.00  94,000.00      --
   889   20090601  4.650  12.650   6.650    2.000      1.000    6.000         33          6 425,600.00 425,600.00      --
   890   20080801  5.400  13.400   7.400    2.000      1.000    6.000         23          6 252,000.00 252,000.00      --
   891   20080801  5.850  13.850   7.850    2.000      1.000    6.000         23          6 216,000.00 216,000.00      --
   892   20090801  4.150  12.150   6.150    2.000      1.000    6.000         35          6 358,000.00 358,000.00      --
   893   20080801  4.750  12.750   6.750    2.000      1.000    6.000         23          6 196,000.00 196,000.00      --
   894   20090801  5.500  13.500   7.500    2.000      1.000    6.000         35          6 280,000.00 280,000.00      --
   895   20090801  4.490  13.990   7.990    2.000      1.000    6.000         35          6 292,500.00 292,500.00      --
   896   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 139,000.00 139,000.00      --
   897   20090801  4.250  12.250   6.250    2.000      1.000    6.000         35          6 558,300.00 558,300.00      --
   898   20080801  4.190  12.190   6.190    2.000      1.000    6.000         23          6 370,000.00 370,000.00      --
   899   20080701  5.125  13.125   7.125    2.000      1.000    6.000         22          6 466,900.00 466,900.00      --
   900   20080601  5.450  13.450   7.450    2.000      1.000    6.000         21          6 270,691.00 270,691.00      --
   901   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 142,000.00 142,000.00      --
   902   20080801  4.950  14.450   8.450    2.000      1.000    6.000         23          6 458,320.00 458,320.00      --
   903   20080701  4.690  12.690   6.690    2.000      1.000    6.000         22          6 331,931.70 332,000.00      --
   904   20080801  3.450  12.950   6.950    2.000      1.000    6.000         23          6 387,000.00 387,000.00      --
   905   20080801  6.290  14.290   8.290    2.000      1.000    6.000         23          6 297,000.00 297,000.00      --
   906   20080701  4.150  12.150   6.150    2.000      1.000    6.000         22          6 135,787.59 135,920.00      --
   907   20080801  5.750  13.750   7.750    2.000      1.000    6.000         23          6 327,750.00 327,750.00      --
   908   20090801  5.450  13.450   7.450    2.000      1.000    6.000         35          6 500,000.00 500,000.00      --
   909   20090901  5.890  13.890   7.890    2.000      1.000    6.000         36          6 324,800.00 324,800.00      --
   910   20090801  4.150  12.150   6.150    2.000      1.000    6.000         35          6 625,000.00 625,000.00      --
   911   20080801  6.750  14.750   8.750    2.000      1.000    6.000         23          6 165,300.00 165,300.00      --
   912   20080701  4.850  12.850   6.850    2.000      1.000    6.000         22          6 459,999.83 460,000.00      --
   913   20090801  5.850  13.850   7.850    2.000      1.000    6.000         35          6 171,200.00 171,200.00      --
   914   20090801  6.090  14.090   8.090    2.000      1.000    6.000         35          6 140,000.00 140,000.00      --
   915   20090801  5.790  13.790   7.790    2.000      1.000    6.000         35          6 108,000.00 108,000.00      --
   916   20080801  6.300  14.300   8.300    2.000      1.000    6.000         23          6 217,600.00 217,600.00      --
   917   20090801  4.875  12.875   6.875    2.000      1.000    6.000         35          6 266,000.00 266,000.00      --
   918   20090701  5.200  13.200   7.200    2.000      1.000    6.000         34          6 245,000.00 245,000.00      --
   919   20090701  4.990  12.990   6.990    2.000      1.000    6.000         34          6 131,918.90 132,000.00      --
   920   20090801  5.125  13.125   7.125    2.000      1.000    6.000         35          6 116,250.00 116,250.00      --
   921   20090801  4.990  12.990   6.990    2.000      1.000    6.000         35          6 266,000.00 266,000.00      --
   922   20080801  5.400  13.400   7.400    2.000      1.000    6.000         23          6 211,500.00 211,500.00      --
   923   20080701  5.750  13.750   7.750    2.000      1.000    6.000         22          6 247,500.00 247,500.00      --
   924   20090801  5.990  13.990   7.990    2.000      1.000    6.000         35          6 306,000.00 306,000.00      --
   925   20090801  4.990  12.990   6.990    2.000      1.000    6.000         35          6 344,000.00 344,000.00      --
   926   20080701  4.430  12.490   6.490    2.000      1.000    6.000         22          6 292,371.56 292,500.00      --
   927   20080801  4.850  12.850   6.850    2.000      1.000    6.000         23          6 215,200.00 215,200.00      --
   928   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 634,500.00 634,500.00      --
   929   20090801  6.850  14.850   8.850    2.000      1.000    6.000         35          6  84,600.00  84,600.00      --
   930   20090801  4.850  12.850   6.850    2.000      1.000    6.000         35          6 470,000.00 470,000.00      --
   931   20080801  5.875  13.875   7.875    2.000      1.000    6.000         23          6 133,200.00 133,200.00      --
   932   20080801  4.250  12.250   6.250    2.000      1.000    6.000         23          6 263,000.00 263,000.00      --
   933   20090801  4.200  12.200   6.200    2.000      1.000    6.000         35          6 375,000.00 375,000.00      --
   934   20080801  4.400  12.400   6.400    2.000      1.000    6.000         23          6 405,000.00 405,000.00      --
   935   20080801  5.250  13.250   7.250    2.000      1.000    6.000         23          6 520,000.00 520,000.00      --
   936   20080801  5.950  13.950   7.950    2.000      1.000    6.000         23          6  68,400.00  68,400.00      --
   937   20090801  5.125  13.125   7.125    2.000      1.000    6.000         35          6 171,900.00 171,900.00      --
   938   20080701  6.200  14.200   8.200    2.000      1.000    6.000         22          6 223,973.84 224,000.00      --
   939   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 300,000.00 300,000.00      --
   940   20090801  5.990  13.990   7.990    2.000      1.000    6.000         35          6 330,125.00 330,125.00      --
   941   20080801  4.760  12.760   6.760    2.000      1.000    6.000         23          6 585,000.00 585,000.00      --
   942   20090801  5.250  13.250   7.250    2.000      1.000    6.000         35          6 292,000.00 292,000.00      --
   943   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 472,000.00 472,000.00      --
   944   20080701  5.590  13.590   7.590    2.000      1.000    6.000         22          6 348,750.00 348,750.00      --
   945   20080701  4.430  12.430   6.430    2.000      1.000    6.000         22          6 153,000.00 153,000.00      --
   946   20090801  5.390  13.390   7.390    2.000      1.000    6.000         35          6 120,000.00 120,000.00      --
   947   20080801  5.140  13.140   7.140    2.000      1.000    6.000         23          6 153,000.00 153,000.00      --
   948   20080801  6.530  14.530   8.530    2.000      1.000    6.000         23          6  57,500.00  57,500.00      --
   949   20090801  5.500  13.500   7.500    2.000      1.000    6.000         35          6 222,400.00 222,400.00      --
   950   20080801  6.490  14.490   8.490    2.000      1.000    6.000         23          6 118,400.00 118,400.00      --
   951   20080801  5.400  13.400   7.400    2.000      1.000    6.000         23          6 404,955.00 404,955.00      --
   952   20080801  4.500  12.500   6.500    2.000      1.000    6.000         23          6 417,000.00 417,000.00      --
   953   20080801  5.450  13.450   7.450    2.000      1.000    6.000         23          6 195,000.00 195,000.00      --
   954   20090801  4.950  12.950   6.950    2.000      1.000    6.000         35          6 587,700.00 587,700.00      --
   955   20080801  6.690  14.690   8.690    2.000      1.000    6.000         23          6 133,600.00 133,600.00      --
   956   20080801  5.790  13.790   7.790    2.000      1.000    6.000         23          6 378,000.00 378,000.00      --
   957   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 159,600.00 159,600.00      --
   958   20080701  5.990  13.990   7.990    2.000      1.000    6.000         22          6 239,931.05 240,000.00      --
   959   20090801  4.700  12.700   6.700    2.000      1.000    6.000         35          6 603,000.00 603,000.00      --
   960   20080701  5.620  13.620   7.620    2.000      1.000    6.000         22          6 327,200.00 327,200.00      --
   961   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 288,000.00 288,000.00      --
   962   20080801  6.000  14.000   8.000    2.000      1.000    6.000         23          6 175,200.00 175,200.00      --
   963   20090801  6.500  14.500   8.500    2.000      1.000    6.000         35          6 143,000.00 143,000.00      --
   964   20080801  6.390  14.390   8.390    2.000      1.000    6.000         23          6 355,000.00 355,000.00      --
   965   20090601  6.900  14.900   8.900    2.000      1.000    6.000         33          6 195,780.57 196,000.00      --
   966   20090801  5.500  13.500   7.500    2.000      1.000    6.000         35          6 349,000.00 349,000.00      --
   967   20090801  4.850  12.850   6.850    2.000      1.000    6.000         35          6 469,000.00 469,000.00      --
   968   20090801  4.250  12.250   6.250    2.000      1.000    6.000         35          6 384,000.00 384,000.00      --
   969   20090701  6.100  14.100   8.100    2.000      1.000    6.000         34          6 372,000.00 372,000.00      --
   970   20080801  6.550  14.550   8.550    2.000      1.000    6.000         23          6 248,000.00 248,000.00      --
   971   20090801  4.990  12.990   6.990    2.000      1.000    6.000         35          6 444,050.00 444,050.00      --
   972   20080801  5.490  13.490   7.490    2.000      1.000    6.000         23          6 135,000.00 135,000.00      --
   973   20080801  4.400  12.400   6.400    2.000      1.000    6.000         23          6 410,000.00 410,000.00      --
   974   20080801  5.550  13.550   7.550    2.000      1.000    6.000         23          6 204,000.00 204,000.00      --
   975   20080801  5.850  13.850   7.850    2.000      1.000    6.000         23          6 192,000.00 192,000.00      --
   976   20080701  5.250  13.250   7.250    2.000      1.000    6.000         22          6 122,304.52 122,400.00      --
   977   20080801  5.750  13.750   7.750    2.000      1.000    6.000         23          6 203,920.00 203,920.00      --
   978   20090801  5.500  13.500   7.500    2.000      1.000    6.000         35          6 297,192.00 297,192.00      --
   979   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 133,110.00 133,110.00      --
   980   20090801  4.750  12.750   6.750    2.000      1.000    6.000         35          6 356,300.00 356,300.00      --
   981   20090701  4.500  12.500   6.500    2.000      1.000    6.000         34          6 179,187.87 179,350.00      --
   982   20080801  5.550  13.550   7.550    2.000      1.000    6.000         23          6 148,950.00 148,950.00      --
   983   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 521,250.00 521,250.00      --
   984   20080801  5.750  13.750   7.750    2.000      1.000    6.000         23          6 199,920.00 199,920.00      --
   985   20080801  4.920  12.920   6.920    2.000      1.000    6.000         23          6 137,700.00 137,700.00      --
   986   20080801  5.300  14.050   8.050    2.000      1.000    6.000         23          6 159,920.00 159,920.00      --
   987   20090801  4.450  12.450   6.450    2.000      1.000    6.000         35          6 468,000.00 468,000.00      --
   988   20090801  3.250  12.750   6.750    2.000      1.000    6.000         35          6 456,000.00 456,000.00      --
   989   20090801  5.170  13.170   7.170    2.000      1.000    6.000         35          6 285,600.00 285,600.00      --
   990   20080801  5.875  13.875   7.875    2.000      1.000    6.000         23          6 400,500.00 400,500.00      --
   991   20080801  5.200  13.200   7.200    2.000      1.000    6.000         23          6 400,000.00 400,000.00      --
   992   20080801  6.350  14.350   8.350    2.000      1.000    6.000         23          6  53,600.00  53,600.00      --
   993   20080801  5.390  13.390   7.390    2.000      1.000    6.000         23          6 416,000.00 416,000.00      --
   994   20080801  6.370  14.370   8.370    2.000      1.000    6.000         23          6 161,600.00 161,600.00      --
   995   20090801  6.250  14.250   8.250    2.000      1.000    6.000         35          6 193,500.00 193,500.00      --
   996   20080801  6.350  14.350   8.350    2.000      1.000    6.000         23          6  50,000.00  50,000.00      --
   997   20090801  5.900  13.900   7.900    2.000      1.000    6.000         35          6 300,000.00 300,000.00      --
   998   20080801  6.030  14.030   8.030    2.000      1.000    6.000         23          6  76,500.00  76,500.00      --
   999   20110801  5.350  13.350   7.350    2.000      1.000    6.000         59          6 685,000.00 685,000.00      --
  1000   20080701  5.700  13.700   7.700    2.000      1.000    6.000         22          6 152,000.00 152,000.00      --
  1001   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 396,000.00 396,000.00      --
  1002   20080801  5.350  13.350   7.350    2.000      1.000    6.000         23          6  84,000.00  84,000.00      --
  1003   20080801  5.850  13.850   7.850    2.000      1.000    6.000         23          6 212,000.00 212,000.00      --
  1004   20080701  6.790  14.790   8.790    2.000      1.000    6.000         22          6 179,100.00 179,100.00      --
  1005   20080801  5.800  13.800   7.800    2.000      1.000    6.000         23          6 196,800.00 196,800.00      --
  1006   20090801  4.600  12.600   6.600    2.000      1.000    6.000         35          6 491,500.00 491,500.00      --
  1007   20080801  5.250  13.250   7.250    2.000      1.000    6.000         23          6 252,900.00 252,900.00      --
  1008   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 240,000.00 240,000.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
     55.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 67,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 25,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 14,999.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 96,672.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 41,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 20,339.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 59,980.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 36,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
106,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 54,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 49,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 70,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
114,580.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 83,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 33,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 33,980.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 81,200.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 25,730.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 41,088.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 26,250.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 27,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 54,400.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 66,500.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 86,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 53,800.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 33,300.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
130,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 56,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 75,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
118,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 55,600.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 29,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
290,011.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 65,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 33,400.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 39,900.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 60,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 43,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
115,011.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 62,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 48,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
 74,298.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
 49,980.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 39,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
100,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 13,400.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 40,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 38,000.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 53,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 49,200.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    Fixed - 15 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Townhouse                   Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Condo - High Rise >8 floors Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Rowhouse                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             3 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                3 Family                    Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Rowhouse                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    A3/6/50                             2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060728    20060901 20210801          25.48   796 PA1       70.00        70.00
20060721    20060901 20210801          34.85   629 PA3       56.40        56.40
20060623    20060801 20360701          26.21   711 PA2       31.85        31.85
20060720    20060901 20360801          24.04   641 PA3       60.87        60.87
20060725    20060901 20360801          43.17   634 PA3       73.33        73.33
20060720    20060901 20360801          45.71   643 PA3       50.86        50.86
20060721    20060901 20210801          42.17   670 PA3       65.34        65.34
20060725    20060901 20360801          25.46   653 PA3       70.97        70.97
20060719    20060901 20360801          37.61   645 PA3       75.00        75.00
20060725    20060901 20360801          39.35   710 PA2       38.31        38.31
20060721    20060901 20360801          48.92   769 SA1       86.05        86.06
20060710    20060901 20360801          46.82   667 SA2      100.00       100.00
20060724    20060901 20360801          48.89   740 PA1       73.85        73.85
20060718    20060901 20360801          49.72   729 PA1       80.00       100.00
20060726    20060901 20360801          25.37   654 PA3       80.00        80.00
20060726    20060901 20210801           45.2   673 PA3       80.00        80.00
20060719    20060901 20210801          12.97   656 PA3       65.79        65.79
20060714    20060901 20360801           35.8   640 PA3       50.42        50.42
20060719    20060901 20360801          46.93   705 PA2       80.00       100.00
20060719    20060901 20210801           23.8   674 PA3       63.11        63.11
20060725    20060901 20360801          41.16   640 PA3       56.25        56.25
20060721    20060901 20210801          16.57   629 PA3       61.12        61.12
20060717    20060901 20360801          49.62   641 PA3       71.11        71.11
20060711    20060901 20360801          37.47   649 PA3       80.00        80.00
20060726    20060901 20360801          46.83   635 PA3       80.00        80.00
20060725    20060901 20360801          44.97   688 SA1       93.64        98.94
20060630    20060901 20360801          42.41   704 PA2       70.00        70.00
20060707    20060901 20360801          40.08   696 SA1       89.79        89.79
20060712    20060901 20360801          37.06   696 SA1       90.00        90.00
20060721    20060901 20360801          43.25   668 PA3       80.00        80.00
20060628    20060901 20360801          41.61   704 SA1       90.00        90.00
20060707    20060901 20360801          52.15   644 PA3       80.00        80.00
20060727    20060901 20360801          47.23   722 PA1       80.00       100.00
20060721    20060901 20360801          46.46   756 PA1       65.00        65.00
20060726    20060901 20360801          27.69   663 PA3       80.00        80.00
20060718    20060901 20360801          26.76   703 PA2       48.82        48.82
20060717    20060901 20360801          40.86   664 SA2       90.00        90.00
20060720    20060901 20360801           48.5   682 PA2       80.00       100.00
20060710    20060901 20360801          45.33   682 PA2       77.49        96.86
20060728    20060901 20360801          45.98   712 PA2       80.00       100.00
20060628    20060801 20360701          28.02   715 SA1       90.00        90.00
20060714    20060901 20360801          41.72   788 PA1       77.40        77.40
20060726    20060901 20360801          47.38   681 PA2       80.00       100.00
20060616    20060801 20360701          27.19   781 SA1       81.40        81.40
20060714    20060901 20360801          33.12   699 PA2       80.00        80.00
20060731    20060901 20360801          36.43   656 PA3       80.00        80.00
20060629    20060901 20360801          48.17   666 SA2       89.93        89.93
20060725    20060901 20360801          20.03   655 PA3       51.37        51.37
20060511    20060701 20360601           47.3   652 PA3       80.00       100.00
20060711    20060901 20360801          38.55   796 SA1       90.00        90.00
20060712    20060901 20360801          41.94   683 PA2       80.00       100.00
20060712    20060901 20360801          23.67   770 PA1       80.00        80.00
20060721    20060901 20360801          48.61   637 PA3       80.00       100.00
20060731    20060901 20360801          43.75   655 PA3       80.00       100.00
20060630    20060901 20360801          50.51   627 PA3       75.00        75.00
20060707    20060901 20360801          45.04   752 SA1       89.68        89.68
20060630    20060901 20360801          46.48   761 PA1       75.96        75.96
20060712    20060901 20360801          31.53   751 PA1       64.12        64.12
20060623    20060801 20360701          47.32   636 PA3       70.00        70.00
20060531    20060701 20360601          41.23   743 PA1       80.00        80.00
20060718    20060901 20360801          36.97   625 PA3       80.00        80.00
20060728    20060901 20360801          45.27   802 PA1       80.00       100.00
20060627    20060801 20360701          47.22   749 PA1       80.00       100.00
20060629    20060901 20360801          46.81   724 SA1       90.00        90.00
20060719    20060901 20360801          50.88   687 SA1       90.00       100.00
20060623    20060801 20360701          38.48   755 PA1       80.00       100.00
20060705    20060901 20360801          42.12   775 SA1       95.00        95.00
20060713    20060901 20360801           47.9   735 SA1       84.75        84.75
20060801    20061001 20360901          38.14   680 PA2       80.00       100.00
20060711    20060901 20360801          40.05   740 PA1       75.30        78.40
20060731    20060901 20360801          49.28   666 SA2       95.00        95.00
20060626    20060801 20360701          46.54   682 SA1       82.88        82.88
20060726    20060901 20360801          40.22   640 PA3       80.00        99.20
20060721    20060901 20360801          44.06   689 PA2       80.00        95.00
20060727    20060901 20360801          35.69   673 PA3       80.00       100.00
20060726    20060901 20360801           42.1   652 PA3       80.00       100.00
20060724    20060901 20360801          48.44   674 PA3       80.00       100.00
20060627    20060801 20360701          50.34   679 SA2       92.45        92.45
20060629    20060801 20360701          15.41   711 SA1       85.16        85.16
20060707    20060901 20360801          37.69   630 PA3       75.00        75.00
20060714    20060901 20360801           41.5   733 PA1       73.48        73.48
20060706    20060901 20360801          34.35   715 SA1       90.00        90.00
20060706    20060801 20360701          48.45   661 SA2       90.00        90.00
20060712    20060901 20360801          42.28   670 SA2       90.00        90.00
20060720    20060901 20360801          49.52   765 PA1       80.00       100.00
20060616    20060801 20360701          51.23   737 PA1       75.00        75.00
20060712    20060901 20360801          52.13   772 PA1       80.00       100.00
20060627    20060901 20360801          39.13   759 SA1       90.00        90.00
20060707    20060901 20360801          45.93   733 SA1       90.00        90.00
20060719    20060901 20360801          46.71   666 PA3       64.83        64.83
20060731    20060901 20360801          47.99   632 PA3       80.00       100.00
20060715    20060901 20360801          28.51   759 PA1       73.06        73.06
20060713    20060901 20360801          41.06   784 PA1       68.18        68.18
20060706    20060901 20360801          46.51   665 SA2       90.00        90.00
20060726    20060901 20360801          47.65   737 PA1       80.00       100.00
20060714    20060901 20360801          47.61   692 SA1       90.00        90.00
20060717    20060901 20360801          17.67   710 SA1       90.00        90.00
20060628    20060801 20360701          49.52   697 PA2       80.00       100.00
20060721    20060901 20360801          32.86   696 SA1       80.00       100.00
20060721    20060901 20360801          49.33   714 SA1       95.00        95.00
20060714    20060901 20360801          43.75   764 SA1       88.64        88.64
20060717    20060901 20360801           54.1   708 PA2       80.00        80.00
20060706    20060901 20360801          45.78   761 PA1       80.00       100.00
20060630    20060801 20360701          48.76   640 PA3       75.00        75.00
20060616    20060801 20360701          34.77   652 PA3       61.69        61.69
20060726    20060901 20360801          40.85   663 PA3       80.00        80.00
20060712    20060901 20360801           41.1   758 SA1       89.47        89.47
20060721    20060901 20360801          13.84   648 PA3       74.68        74.68
20060725    20060901 20360801          49.28   694 PA2       80.00       100.00
20060731    20060901 20360801          31.08   738 PA1       80.00       100.00
20060707    20060901 20360801          45.07   704 SA1       90.00        90.00
20060711    20060901 20360801             39   680 PA2       58.98       100.00
20060707    20060901 20360801          49.01   666 PA3       75.00       100.00
20060712    20060901 20360801          48.23   669 SA2       90.00        90.00
20060724    20060901 20360801          46.27   691 PA2       80.00       100.00
20060711    20060901 20360801          47.51   667 SA2       90.00        90.00
20060731    20060901 20360801          43.79   688 PA2       80.00       100.00
20060616    20060801 20360701           39.7   713 PA2       80.00       100.00
20060707    20060901 20360801          14.73   703 SA1       90.00        90.00
20060622    20060801 20360701          34.57   705 PA2       80.00        80.00
20060713    20060901 20360801          42.25   717 SA1       90.00        90.00
20060721    20060901 20360801          36.27   729 PA1       80.00       100.00
20060721    20060901 20360801          18.93   666 SA2       86.67        86.67
20060726    20060901 20360801          37.82   684 PA2       77.51        77.51
20060526    20060701 20360601           48.6   720 SA1      100.00       100.00
20060718    20060901 20360801          38.71   660 SA2       89.49        89.49
20060713    20060901 20360801          46.98   706 PA2       77.52        96.53
20060714    20060901 20360801          47.21   670 PA3       80.00        80.00
20060626    20060801 20360701          46.03   646 PA3       77.50        77.50
20060724    20060901 20360801          43.53   706 PA2       80.00       100.00
20060720    20060901 20360801          46.27   704 SA1       83.00        83.00
20060710    20060901 20360801          44.08   709 SA1       90.00        90.00
20060713    20060901 20360801          49.07   740 PA1       79.61        79.61
20060710    20060901 20360801          28.58   629 PA3       80.00        80.00
20060725    20060901 20360801          46.04   686 PA2       80.00       100.00
20060616    20060801 20360701          28.25   671 SA2       90.00        90.00
20060719    20060901 20360801          15.68   732 PA1       80.00        80.00
20060731    20060901 20360801           48.7   687 PA2       80.00       100.00
20060721    20060901 20360801          41.94   676 SA2       90.00        90.00
20060726    20060901 20360801          44.93   705 PA2       78.57        78.57
20060626    20060801 20360701          38.93   680 SA1       85.00        85.00
20060714    20060901 20360801          37.44   698 SA1       90.00        90.00
20060709    20060901 20360801          44.84   633 PA3       75.00        75.00
20060728    20060901 20360801          48.75   744 PA1       80.00       100.00
20060628    20060901 20360801          39.69   702 SA1       90.00        90.00
20060721    20060901 20360801          48.43   681 PA2       80.00       100.00
20060712    20060901 20360801          47.37   772 PA1       78.26        78.26
20060714    20060901 20360801          39.53   726 PA1       80.00        80.00
20060725    20060901 20360801          49.39   708 SA1       85.00        85.00
20060717    20060901 20360801          45.97   690 SA1       90.00        90.00
20060707    20060901 20360801          43.65   704 PA2       80.00       100.00
20060710    20060901 20360801          28.51   701 PA2       80.00       100.00
20060727    20060901 20360801          47.14   621 PA3       80.00        80.00
20060718    20060901 20360801          40.03   725 PA1       80.00       100.00
20060721    20060901 20360801          37.23   744 SA1       90.00        90.00
20060710    20060901 20360801             30   671 PA3       48.08        48.08
20060706    20060901 20360801          41.69   668 SA2       89.55        89.55
20060714    20060901 20360801          44.29   718 SA1       90.00        90.00
20060713    20060901 20360801          41.25   691 SA1       84.05        84.05
20060627    20060801 20360701          45.13   718 PA2       80.00       100.00
20060718    20060901 20360801           41.6   635 PA3       80.00        80.00
20060714    20060901 20360801          40.56   730 SA1       84.00        84.00
20060728    20060901 20360801          42.07   715 PA2       80.00       100.00
20060705    20060801 20360701           41.8   678 SA2       90.00        90.00
20060725    20060901 20360801           45.2   693 PA2       80.00       100.00
20060724    20060901 20360801          36.61   697 PA2       72.81        72.81
20060719    20060901 20360801          36.47   718 SA1       90.00        90.00
20060707    20060901 20360801          44.27   671 PA3       80.00        80.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
NO PENALTY                                                         12 CT
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 AZ
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 PA
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 PA
NO PENALTY                                                          0 VA
NO PENALTY                                                         24 TX
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 MO
NO PENALTY                                                         24 AZ
NO PENALTY                                                         24 TN
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 MD
NO PENALTY                                                         36 CA
NO PENALTY                                                         36 MI
NO PENALTY                                                         36 MO
NO PENALTY                                                         36 CA
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 TX
NO PENALTY                                                         12 CA
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 IL
2%                                                                 24 VA
5%                                                                 12 NY
2 MONTHS INTEREST                                                  24 MD
5%                                                                 24 FL
5%                                                                 24 FL
1%                                                                 36 ID
5%                                                                 12 NY
5%                                                                 24 AZ
5%                                                                 24 AZ
2%                                                                 36 VA
NO PENALTY                                                          0 AZ
5%                                                                 24 AZ
5%                                                                 12 AL
NO PENALTY                                                          0 IL
2%                                                                 12 IN
NO PENALTY                                                          0 MD
5%                                                                 24 KY
1%                                                                 24 OH
NO PENALTY                                                          0 LA
1%                                                                 12 PA
2%                                                                 24 VA
5%                                                                 24 AZ
2 MONTHS INTEREST                                                  36 MD
NO PENALTY                                                          0 IL
5%                                                                 24 OR
5%                                                                 12 NY
5%                                                                 24 FL
5%                                                                 12 NY
NO PENALTY                                                          0 MA
5%                                                                 24 AL
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  12 CA
6 MONTHS INTEREST                                                  24 CA
5%                                                                 24 FL
5%                                                                 12 AZ
NO PENALTY                                                          0 MA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 MA
5%                                                                 24 FL
5%                                                                 24 PA
5%                                                                 24 CT
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  36 CA
5%                                                                 24 CT
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 WV
5%                                                                 36 CO
NO PENALTY                                                          0 SC
5%                                                                 24 NV
5%                                                                 12 NY
5%                                                                 36 AZ
NO PENALTY                                                          0 KS
5%                                                                 36 WA
1%                                                                 12 VA
2%                                                                 24 VA
5%, 4%                                                             24 LA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 12 NY
3 MONTHS INTEREST                                                  24 MA
2%                                                                 12 RI
5%                                                                 12 NY
1%                                                                 36 OH
5%                                                                 12 NY
5%                                                                 24 FL
1%                                                                 12 CO
1%                                                                 36 CA
6 MONTHS INTEREST                                                  24 CA
5%                                                                 12 NY
5%                                                                 24 NC
5%                                                                 12 PA
2%                                                                 24 MO
5%                                                                 24 TN
5%                                                                 12 FL
6 MONTHS INTEREST                                                  24 CA
5%                                                                 12 CT
6 MONTHS INTEREST                                                  24 CA
2%                                                                 24 VA
LESSER OF 1% OR 2 MONTHS INTEREST                                  24 MD
NO PENALTY                                                          0 IL
2 MONTHS INTEREST                                                  24 WI
5%                                                                 24 PA
5%                                                                 36 PA
2%, 2%                                                             24 MO
NO PENALTY                                                          0 WA
2%                                                                 24 VA
NO PENALTY                                                          0 MA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 24 FL
2%                                                                 24 VA
2 MONTHS INTEREST                                                  24 MN
NO PENALTY                                                          0 WA
1%                                                                 36 CA
6 MONTHS INTEREST                                                  24 CA
2%                                                                 24 VA
5%                                                                 24 FL
NO PENALTY                                                          0 SC
5%                                                                 24 OK
5%                                                                 36 PA
1%                                                                 12 MD
5%                                                                 36 NC
1%                                                                 36 TX
1%                                                                 36 CA
5%                                                                 24 FL
6 MONTHS INTEREST                                                  36 CA
1%                                                                 24 PA
6 MONTHS INTEREST                                                  24 CA
5%                                                                 24 PA
5%                                                                 24 AZ
1%                                                                 24 OH
5%                                                                 12 WA
5%                                                                 36 OK
5%                                                                 24 PA
NO PENALTY                                                          0 NJ
2 MONTHS INTEREST                                                  36 MN
2%                                                                 24 VA
6 MONTHS INTEREST                                                  24 CA
5%                                                                 24 FL
2 MONTHS INTEREST                                                  24 WI
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  36 CA
LESSER OF 1% OR 3 MOS INT OR REMAINING BAL OF 1ST YRS INT          36 MA
NO PENALTY                                                          0 IL
5%                                                                 24 CT
6 MONTHS INTEREST                                                  24 CA
5%                                                                 24 PA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
1%                                                                 24 OH
1%                                                                 36 CA
2%                                                                 24 MO
5%                                                                 12 NY
NO PENALTY                                                          0 NM
5%                                                                 12 NY
2%                                                                 24 MO
2 MONTHS INTEREST                                                  24 MD
5%                                                                 24 FL
5%                                                                 24 UT
6 MONTHS INTEREST                                                  36 CA
5%                                                                 24 WA
5%                                                                 24 PA

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
    6074   6.250  5.750    6.250     0.500         1       180        0        0      180       179     2
   32548   7.250  6.750    7.250     0.500         1       180        0        0      180       179     1
   85743   6.750  6.250    6.750     0.500         2       360        0        0      360       358     1
   32456   6.875  6.375    6.875     0.500         1       360        0        0      360       359     1
   33411   7.750  7.250    7.750     0.500         1       360        0        0      360       359     1
   78250   7.375  6.875    7.375     0.500         1       360        0        0      360       359     1
   17512   7.000  6.500    7.000     0.500         1       180        0        0      180       179     2
   76655   7.750  7.250    7.750     0.500         1       360        0        0      360       359     1
   18088   7.500  7.000    7.500     0.500         1       360        0        0      360       359     1
   23452   7.250  6.750    7.250     0.500         1       360        0        0      360       359     1
   75078   8.575  8.075    8.575     0.500         1       360       59       60      360       359     2
   33351   8.625  8.125    8.625     0.500         1       360        0        0      360       359     2
   63116   6.875  6.375    6.875     0.500         1       360        0        0      360       359     1
   85015   7.250  6.750    7.250     0.500         1       360      119      120      360       359     1
   37604   7.990  7.490    7.990     0.500         1       360        0        0      360       359     1
   77584   7.250  6.750    7.250     0.500         1       180        0        0      180       179     1
   21921   8.375  7.875    8.375     0.500         1       180        0        0      180       179     1
   95823   6.500  6.000    6.500     0.500         1       360       59       60      360       359     1
   48725   9.000  8.500    9.000     0.500         1       360        0        0      360       359     1
   64068   6.875  6.375    6.875     0.500         1       180        0        0      180       179     1
   95337   7.000  6.500    7.000     0.500         1       360        0        0      360       359     2
   77022   7.750  7.250    7.750     0.500         1       180        0        0      180       179     1
   76574   7.500  7.000    7.500     0.500         1       360        0        0      360       359     1
   90606   7.375  6.875    7.375     0.500         1       360      119      120      360       359     2
   78624   8.500  8.000    8.500     0.500         1       360        0        0      360       359     1
   60440   9.500  9.000    9.500     0.500         1       360        0        0      360       359     1
   22191   6.990  6.490    6.990     0.500         1       360       59       60      360       359     1
   11729   7.400  6.900    7.400     0.500         1       600        0        0      360       359     2
   20879   6.990  6.490    6.990     0.500         1       600        0        0      360       359     1
   32223   7.150  6.650    7.150     0.500         1       360        0        0      360       359     1
   33618   7.160  6.660    7.160     0.500         1       360       59       60      360       359     1
   83704   7.875  7.375    7.875     0.500         1       600        0        0      360       359     1
   11417   6.550  6.050    6.550     0.500         1       360       59       60      360       359     2
   85326   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   85379   6.750  6.250    6.750     0.500         1       360        0        0      360       359     1
   22192   6.375  5.875    6.375     0.500         1       360       59       60      360       359     1
   85086   7.350  6.850    7.350     0.500         1       600        0        0      360       359     1
   85023   8.290  7.790    8.290     0.500         1       360       59       60      360       359     1
   36116   7.830  7.330    7.830     0.500         1       360        0        0      360       359     1
   60103   8.050  7.550    8.050     0.500         1       600        0        0      360       359     1
   46123   7.370  6.870    7.370     0.500         2       360       58       60      360       358     1
   21222   7.750  7.250    7.750     0.500         1       600        0        0      360       359     1
   40356   7.990  7.490    7.990     0.500         1       360        0        0      360       359     2
   44221   6.290  5.790    6.290     0.500         2       360        0        0      360       358     1
   70506   7.950  7.450    7.950     0.500         1       360        0        0      360       359     1
   19020   7.500  7.000    7.500     0.500         1       360        0        0      360       359     2
   20112   7.590  7.090    7.590     0.500         1       360       59       60      360       359     2
   85040   6.500  6.000    6.500     0.500         1       360        0        0      360       359     1
   20774   6.650  6.150    6.650     0.500         3       360       57       60      360       357     2
   60804   7.400  6.900    7.400     0.500         1       360       59       60      360       359     1
   97140   7.850  7.350    7.850     0.500         1       600        0        0      360       359     1
   11236   6.150  5.650    6.150     0.500         1       360        0        0      360       359     2
   34711   6.750  6.250    6.750     0.500         1       600        0        0      360       359     2
   12518   7.500  7.000    7.500     0.500         1       600        0        0      360       359     1
    1841   7.990  7.490    7.990     0.500         1       360        0        0      360       359     1
   36535   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   92563   6.250  5.750    6.250     0.500         1       360       59       60      360       359     2
   95678   6.190  5.690    6.190     0.500         1       600        0        0      360       359     1
   94605   7.125  6.625    7.125     0.500         2       600        0        0      360       358     2
   34769   7.450  6.950    7.450     0.500         3       360       57       60      360       357     2
   85225   7.990  7.490    7.990     0.500         1       600        0        0      360       359     1
    1756   8.450  7.950    8.450     0.500         1       480        0        0      360       359     2
   92336   6.690  6.190    6.690     0.500         2       600        0        0      360       358     2
    1821   6.950  6.450    6.950     0.500         1       360        0        0      360       359     1
   33129   8.290  7.790    8.290     0.500         1       600        0        0      360       359     2
   19150   6.150  5.650    6.150     0.500         2       360        0        0      360       358     1
    6437   7.750  7.250    7.750     0.500         1       360       59       60      360       359     1
   90638   7.450  6.950    7.450     0.500         1       360       59       60      360       359     2
   60641   7.890  7.390    7.890     0.500         0       600        0        0      360       360     1
   92024   6.150  5.650    6.150     0.500         1       360        0        0      360       359     2
    6606   8.750  8.250    8.750     0.500         1       360        0        0      360       359     1
   91345   6.850  6.350    6.850     0.500         2       360       58       60      360       358     2
   25401   7.850  7.350    7.850     0.500         1       600        0        0      360       359     1
   80022   8.090  7.590    8.090     0.500         1       360       59       60      360       359     2
   29406   7.790  7.290    7.790     0.500         1       600        0        0      360       359     2
   89433   8.300  7.800    8.300     0.500         1       600        0        0      360       359     1
   10927   6.875  6.375    6.875     0.500         1       600        0        0      360       359     1
   85239   7.200  6.700    7.200     0.500         2       600        0        0      360       358     1
   66061   6.990  6.490    6.990     0.500         2       360       58       60      360       358     1
   99206   7.125  6.625    7.125     0.500         1       360        0        0      360       359     1
   23602   6.990  6.490    6.990     0.500         1       360       59       60      360       359     1
   22660   7.400  6.900    7.400     0.500         1       360        0        0      360       359     1
   70003   7.750  7.250    7.750     0.500         2       360        0        0      360       358     2
   93536   7.990  7.490    7.990     0.500         1       360        0        0      360       359     1
   11558   6.990  6.490    6.990     0.500         1       360       59       60      360       359     2
    1841   6.490  5.990    6.490     0.500         2       480        0        0      360       358     1
    2908   6.850  6.350    6.850     0.500         1       600        0        0      360       359     1
   11787   7.990  7.490    7.990     0.500         1       360       59       60      360       359     2
   44107   8.850  8.350    8.850     0.500         1       600        0        0      360       359     1
   11236   6.850  6.350    6.850     0.500         1       600        0        0      360       359     1
   32922   7.875  7.375    7.875     0.500         1       480        0        0      360       359     1
   80002   6.250  5.750    6.250     0.500         1       360       59       60      360       359     1
   94541   6.200  5.700    6.200     0.500         1       360       59       60      360       359     1
   90280   6.400  5.900    6.400     0.500         1       600        0        0      360       359     1
   11572   7.250  6.750    7.250     0.500         1       360       59       60      360       359     2
   27101   7.950  7.450    7.950     0.500         1       360        0        0      360       359     1
   19460   7.125  6.625    7.125     0.500         1       360        0        0      360       359     1
   63116   8.200  7.700    8.200     0.500         2       600        0        0      360       358     1
   37934   7.990  7.490    7.990     0.500         1       360       59       60      360       359     1
   33301   7.990  7.490    7.990     0.500         1       600        0        0      360       359     1
   93033   6.760  6.260    6.760     0.500         1       360       59       60      360       359     2
    6605   7.250  6.750    7.250     0.500         1       600        0        0      360       359     1
   92592   6.990  6.490    6.990     0.500         1       600        0        0      360       359     2
   22042   7.590  7.090    7.590     0.500         2       360       58       60      360       358     1
   21702   6.430  5.930    6.430     0.500         2       360        0        0      360       358     1
   60425   7.390  6.890    7.390     0.500         1       360       59       60      360       359     1
   53227   7.140  6.640    7.140     0.500         1       360       59       60      360       359     1
   18702   8.530  8.030    8.530     0.500         1       360        0        0      360       359     1
   17502   7.500  7.000    7.500     0.500         1       600        0        0      360       359     2
   63088   8.490  7.990    8.490     0.500         1       360        0        0      360       359     2
   98501   7.400  6.900    7.400     0.500         1       360       59       60      360       359     2
   20171   6.500  6.000    6.500     0.500         1       600        0        0      360       359     1
    1602   7.450  6.950    7.450     0.500         1       360        0        0      360       359     1
   94572   6.950  6.450    6.950     0.500         1       600        0        0      360       359     2
   33016   8.690  8.190    8.690     0.500         1       600        0        0      360       359     1
   22554   7.790  7.290    7.790     0.500         1       600        0        0      360       359     1
   55309   7.990  7.490    7.990     0.500         1       600        0        0      360       359     1
   98198   7.990  7.490    7.990     0.500         2       480        0        0      360       358     1
   94578   6.700  6.200    6.700     0.500         1       600        0        0      360       359     2
   90221   7.620  7.120    7.620     0.500         2       360       58       60      360       358     1
   22312   6.990  6.490    6.990     0.500         1       360       59       60      360       359     1
   33615   8.000  7.500    8.000     0.500         1       360        0        0      360       359     2
   29414   8.500  8.000    8.500     0.500         1       360        0        0      360       359     1
   73034   8.390  7.890    8.390     0.500         1       360        0        0      360       359     2
   18360   8.900  8.400    8.900     0.500         3       360        0        0      360       357     1
   20744   7.500  7.000    7.500     0.500         1       600        0        0      360       359     1
   27205   6.850  6.350    6.850     0.500         1       360        0        0      360       359     2
   76262   6.250  5.750    6.250     0.500         1       360       59       60      360       359     1
   92656   8.100  7.600    8.100     0.500         2       360       58       60      360       358     1
   32825   8.550  8.050    8.550     0.500         1       600        0        0      360       359     2
   95688   6.990  6.490    6.990     0.500         1       600        0        0      360       359     2
   18042   7.490  6.990    7.490     0.500         1       360        0        0      360       359     1
   95445   6.400  5.900    6.400     0.500         1       600        0        0      360       359     1
   17603   7.550  7.050    7.550     0.500         1       360        0        0      360       359     1
   85008   7.850  7.350    7.850     0.500         1       480        0        0      360       359     1
   45248   7.250  6.750    7.250     0.500         2       360        0        0      360       358     1
   98367   7.750  7.250    7.750     0.500         1       600        0        0      360       359     1
   73160   7.500  7.000    7.500     0.500         1       360        0        0      360       359     2
   17201   7.990  7.490    7.990     0.500         1       360       59       60      360       359     1
    8837   6.750  6.250    6.750     0.500         1       360       59       60      360       359     1
   55033   6.500  6.000    6.500     0.500         2       360        0        0      360       358     1
   22664   7.550  7.050    7.550     0.500         1       360        0        0      360       359     1
   90250   6.990  6.490    6.990     0.500         1       360       59       60      360       359     2
   33461   7.750  7.250    7.750     0.500         1       600        0        0      360       359     2
   54313   6.920  6.420    6.920     0.500         1       360        0        0      360       359     1
   60185   8.050  7.550    8.050     0.500         1       360        0        0      360       359     1
   92117   6.450  5.950    6.450     0.500         1       600        0        0      360       359     2
    2128   6.750  6.250    6.750     0.500         1       360        0        0      360       359     1
   60083   7.170  6.670    7.170     0.500         1       360        0        0      360       359     2
    6437   7.875  7.375    7.875     0.500         1       360       59       60      360       359     1
   95407   7.200  6.700    7.200     0.500         1       600        0        0      360       359     2
   19124   8.350  7.850    8.350     0.500         1       360        0        0      360       359     1
   90003   7.390  6.890    7.390     0.500         1       360       59       60      360       359     2
   60188   8.370  7.870    8.370     0.500         1       360        0        0      360       359     1
   60609   8.250  7.750    8.250     0.500         1       600        0        0      360       359     1
   45123   8.350  7.850    8.350     0.500         1       360        0        0      360       359     1
   93630   7.900  7.400    7.900     0.500         1       360        0        0      360       359     1
   63134   8.030  7.530    8.030     0.500         1       360        0        0      360       359     1
   11368   7.350  6.850    7.350     0.500         1       360       59       60      360       359     2
   87104   7.700  7.200    7.700     0.500         2       600        0        0      360       358     1
   11796   7.990  7.490    7.990     0.500         1       600        0        0      360       359     1
   64133   7.350  6.850    7.350     0.500         1       600        0        0      360       359     1
   21237   7.850  7.350    7.850     0.500         1       360       59       60      360       359     2
   33064   8.790  8.290    8.790     0.500         2       600        0        0      360       358     2
   84065   7.800  7.300    7.800     0.500         1       600        0        0      360       359     2
   96161   6.600  6.100    6.600     0.500         1       360       59       60      360       359     2
   98662   7.250  6.750    7.250     0.500         1       360       59       60      360       359     2
   19083   7.990  7.490    7.990     0.500         1       360        0        0      360       359     1

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
  1009   20090801  6.250  14.250   8.250    2.000      1.000    6.000         35          6 242,400.00 242,400.00      --
  1010   20090801  5.500  13.500   7.500    2.000      1.000    6.000         35          6 164,350.00 164,350.00      --
  1011   20080801  5.990  13.990   7.990    2.000      1.000    6.000         23          6 465,000.00 465,000.00      --
  1012   20090801  4.875  12.875   6.875    2.000      1.000    6.000         35          6 375,000.00 375,000.00      --
  1013   20090801  6.490  14.490   8.490    2.000      1.000    6.000         35          6 123,300.00 123,300.00      --
  1014   20080801  5.810  13.810   7.810    2.000      1.000    6.000         23          6 220,000.00 220,000.00      --
  1015   20090801  6.790  14.790   8.790    2.000      1.000    6.000         35          6 120,000.00 120,000.00      --
  1016   20080801  5.400  13.400   7.400    2.000      1.000    6.000         23          6 282,000.00 282,000.00      --
  1017   20080801  7.250  15.250   9.250    2.000      1.000    6.000         23          6  85,500.00  85,500.00      --
  1018   20080801  5.350  13.350   7.350    2.000      1.000    6.000         23          6 224,000.00 224,000.00      --
  1019   20080801  5.875  13.875   7.875    2.000      1.000    6.000         23          6 125,000.00 125,000.00      --
  1020   20080801  6.350  14.350   8.350    2.000      1.000    6.000         23          6 289,600.00 289,600.00      --
  1021   20080801  4.999  12.999   4.999    2.000      1.000    6.000         23          6 280,000.00 280,000.00      --
  1022   20080801  4.500  12.500   6.500    2.000      1.000    6.000         23          6 265,000.00 265,000.00      --
  1023   20080801  8.290  16.290  10.290    2.000      1.000    6.000         23          6  61,000.00  61,000.00      --
  1024   20080701  3.750  13.250   7.250    2.000      1.000    6.000         22          6 243,809.66 244,000.00      --
  1025   20080801  4.990  12.990   6.990    2.000      1.000    6.000         23          6 192,000.00 192,000.00      --
  1026   20110801  4.150  12.150   6.150    2.000      1.000    6.000         59          6 500,000.00 500,000.00      --
  1027   20080801  6.990  14.990   8.990    2.000      1.000    6.000         23          6  52,250.00  52,250.00      --
  1028          0     --      --      --       --         --       --          0          0 307,000.00 307,000.00      --
  1029          0     --      --      --       --         --       --          0          0 263,763.65 264,000.00      --
  1030          0     --      --      --       --         --       --          0          0 220,000.00 220,000.00      --
  1031          0     --      --      --       --         --       --          0          0  80,000.00  80,000.00      --
  1032          0     --      --      --       --         --       --          0          0 500,000.00 500,000.00      --
  1033          0     --      --      --       --         --       --          0          0 247,000.00 247,000.00      --
  1034          0     --      --      --       --         --       --          0          0  81,063.18  81,600.00      --
  1035          0     --      --      --       --         --       --          0          0  68,000.00  68,000.00      --
  1036          0     --      --      --       --         --       --          0          0 240,500.00 240,500.00      --
  1037          0     --      --      --       --         --       --          0          0 265,000.00 265,000.00      --
  1038          0     --      --      --       --         --       --          0          0 505,000.00 505,000.00      --
  1039          0     --      --      --       --         --       --          0          0 380,000.00 380,000.00      --
  1040          0     --      --      --       --         --       --          0          0 287,024.12 287,200.00      --
  1041          0     --      --      --       --         --       --          0          0 102,000.00 102,000.00      --
  1042          0     --      --      --       --         --       --          0          0 366,000.00 366,000.00      --
  1043          0     --      --      --       --         --       --          0          0 285,000.00 285,000.00      --
  1044          0     --      --      --       --         --       --          0          0 480,000.00 480,000.00      --
  1045          0     --      --      --       --         --       --          0          0 402,000.00 402,000.00      --
  1046          0     --      --      --       --         --       --          0          0 366,000.00 366,000.00      --
  1047          0     --      --      --       --         --       --          0          0 132,000.00 132,000.00      --
  1048          0     --      --      --       --         --       --          0          0 612,500.00 612,500.00      --
  1049          0     --      --      --       --         --       --          0          0 200,000.00 200,000.00      --
  1050          0     --      --      --       --         --       --          0          0 182,000.00 182,000.00      --
  1051          0     --      --      --       --         --       --          0          0 436,000.00 436,000.00      --
  1052          0     --      --      --       --         --       --          0          0 264,765.97 265,000.00      --
  1053          0     --      --      --       --         --       --          0          0  81,900.00  81,900.00      --
  1054          0     --      --      --       --         --       --          0          0 215,000.00 215,000.00      --
  1055          0     --      --      --       --         --       --          0          0 111,000.00 111,000.00      --
  1056          0     --      --      --       --         --       --          0          0 425,000.00 425,000.00      --
  1057          0     --      --      --       --         --       --          0          0 448,000.00 448,000.00      --
  1058          0     --      --      --       --         --       --          0          0 400,000.00 400,000.00      --
  1059          0     --      --      --       --         --       --          0          0 455,000.00 455,000.00      --
  1060          0     --      --      --       --         --       --          0          0 206,250.00 206,250.00      --
  1061          0     --      --      --       --         --       --          0          0 100,000.00 100,000.00      --
  1062          0     --      --      --       --         --       --          0          0 695,376.90 696,000.00      --
  1063          0     --      --      --       --         --       --          0          0  60,000.00  60,000.00      --
  1064          0     --      --      --       --         --       --          0          0 280,795.19 281,000.00      --
  1065          0     --      --      --       --         --       --          0          0 589,840.00 589,840.00      --
  1066          0     --      --      --       --         --       --          0          0 735,000.00 735,000.00      --
  1067          0     --      --      --       --         --       --          0          0 177,600.00 177,600.00      --
  1068          0     --      --      --       --         --       --          0          0 148,000.00 148,000.00      --
  1069          0     --      --      --       --         --       --          0          0 175,000.00 175,000.00      --
  1070          0     --      --      --       --         --       --          0          0 260,000.00 260,000.00      --
  1071          0     --      --      --       --         --       --          0          0 391,387.40 392,000.00      --
  1072          0     --      --      --       --         --       --          0          0 267,200.00 267,200.00      --
  1073          0     --      --      --       --         --       --          0          0 216,500.00 216,500.00      --
  1074          0     --      --      --       --         --       --          0          0 224,800.12 225,000.00      --
  1075          0     --      --      --       --         --       --          0          0 600,000.00 600,000.00      --
  1076          0     --      --      --       --         --       --          0          0 375,000.00 375,000.00      --
  1077          0     --      --      --       --         --       --          0          0 258,955.03 259,000.00      --
  1078          0     --      --      --       --         --       --          0          0 110,000.00 110,000.00      --
  1079          0     --      --      --       --         --       --          0          0 114,450.00 114,450.00      --
  1080          0     --      --      --       --         --       --          0          0 145,500.00 145,500.00      --
  1081          0     --      --      --       --         --       --          0          0 106,000.00 106,000.00      --
  1082          0     --      --      --       --         --       --          0          0 257,250.00 257,250.00      --
  1083          0     --      --      --       --         --       --          0          0 125,000.00 125,000.00      --
  1084          0     --      --      --       --         --       --          0          0  67,000.00  67,000.00      --
  1085          0     --      --      --       --         --       --          0          0  68,164.42  68,250.00      --
  1086          0     --      --      --       --         --       --          0          0 425,000.00 425,000.00      --
  1087          0     --      --      --       --         --       --          0          0 118,000.00 118,000.00      --
  1088          0     --      --      --       --         --       --          0          0 700,000.00 700,000.00      --
  1089          0     --      --      --       --         --       --          0          0  67,200.00  67,200.00      --
  1090          0     --      --      --       --         --       --          0          0  50,400.00  50,400.00      --
  1091          0     --      --      --       --         --       --          0          0 300,000.00 300,000.00      --
  1092          0     --      --      --       --         --       --          0          0 336,000.00 336,000.00      --
  1093   20080401  4.250  14.125   4.250    2.000      2.000    6.000         19         12 187,292.38 187,740.00      --
  1094   20080101  3.250  13.750   3.250    2.000      2.000    6.000         16         12 186,057.97 187,000.00      --
  1095   20080401  3.250  12.750   3.250    2.000      2.000    6.000         19         12 164,571.41 165,000.00      --
  1096   20090201  3.250  13.875   3.250    2.000      2.000    6.000         29         12 124,472.54 125,000.00      --
  1097   20090301  4.500  13.375   4.500    3.000      1.000    6.000         30          6 329,863.69 332,000.00      --
  1098          0     --      --      --       --         --       --          0          0 111,739.40 112,000.00      --
  1099   20090301  4.250  13.375   4.250    3.000      1.000    6.000         30          6 205,367.16 206,000.00      --
  1100   20090601  6.750  15.750   8.750    3.000      1.000    7.000         33          6  55,767.90  55,800.00      --
  1101          0     --      --      --       --         --       --          0          0 186,735.17 187,000.00      --
  1102   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 214,572.67 215,000.00      --
  1103   20080601  4.375  14.000   4.375    3.000      1.000    6.000         21          6 284,000.00 284,000.00      --
  1104   20080501  5.750  14.875   5.750    3.000      1.000    6.000         20          6  67,923.47  68,000.00      --
  1105   20080601  3.250  14.750   3.250    2.000      2.000    6.000         21         12 199,884.92 200,000.00      --
  1106   20080501  5.125  14.625   5.125    3.000      1.000    6.000         20          6 164,056.81 164,350.00      --
  1107   20090501  4.500  13.750   4.500    3.000      1.000    6.000         32          6 164,707.21 165,000.00      --
  1108          0     --      --      --       --         --       --          0          0 137,056.01 138,000.00      --
  1109   20080501  4.250  14.625   4.250    2.000      2.000    6.000         20         12 253,199.59 253,500.00      --
  1110   20080601  5.375  15.750   5.375    3.000      1.000    6.000         21          6 155,617.05 155,763.00      --
  1111   20090501  4.875  14.250   4.875    3.000      1.000    6.000         32          6 285,999.68 286,000.00      --
  1112   20080501  4.750  14.000   4.750    3.000      1.000    6.000         20          6 215,709.15 216,000.00      --
  1113   20080601  4.250  13.875   4.250    2.000      2.000    6.000         21         12 102,857.75 103,000.00      --
  1114   20080501  3.250  14.250   3.250    2.000      2.000    6.000         20         12 299,616.06 300,000.00      --
  1115   20080501  4.250  14.625   4.250    2.000      2.000    6.000         20         12  64,922.96  65,000.00      --
  1116   20090501  3.250  13.750   3.250    2.000      2.000    6.000         32         12  64,861.48  65,000.00      --
  1117   20080601  5.125  14.500   5.125    3.000      1.000    6.000         21          6 103,637.17 103,700.00      --
  1118   20080501  3.250  13.875   3.250    2.000      2.000    6.000         20         12 159,279.74 159,500.00      --
  1119   20080501  3.250  13.750   3.250    2.000      2.000    6.000         20         12 154,225.50 154,500.00      --
  1120   20080401  3.250  14.125   3.250    2.000      2.000    6.000         19         12  99,735.66 100,000.00      --
  1121   20080601  4.250  13.875   4.250    2.000      2.000    6.000         21         12 287,302.14 287,500.00      --
  1122   20080501  3.250  14.375   3.250    2.000      2.000    6.000         20         12 134,831.59 135,000.00      --
  1123   20090701  6.000  15.250   6.000    3.000      1.000    6.000         34          6  75,960.59  76,000.00      --
  1124   20080501  4.625  13.750   4.625    3.000      1.000    6.000         20          6 159,773.41 160,000.00      --
  1125   20090501  3.750  13.750   3.750    3.000      1.000    6.000         32          6 111,680.69 112,000.00      --
  1126   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 106,205.24 106,400.00      --
  1127   20080601  5.250  15.125   5.250    3.000      1.000    6.000         21          6  59,897.97  59,900.00      --
  1128   20080501  6.000  14.750   6.000    3.000      1.000    6.000         20          6 289,665.07 290,000.00      --
  1129   20080501  3.250  14.375   3.250    2.000      2.000    6.000         20         12 171,785.43 172,000.00      --
  1130   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 177,174.92 177,500.00      --
  1131   20080501  4.250  13.625   4.250    3.000      1.000    6.000         20          6 157,654.73 158,000.00      --
  1132   20080501  3.250  14.375   3.250    2.000      2.000    6.000         20         12  64,877.22  65,000.00      --
  1133   20080601  3.250  14.000   3.250    2.000      2.000    6.000         21         12 121,885.67 122,050.00      --
  1134   20080501  5.500  15.250   5.500    3.000      1.000    6.000         20          6 130,894.52 131,100.00      --
  1135   20080501  4.875  15.000   4.875    3.000      1.000    6.000         20          6 123,795.25 124,000.00      --
  1136   20080501  4.250  14.375   4.250    3.000      1.000    6.000         20          6  83,799.21  84,000.00      --
  1137   20080601  3.250  14.750   3.250    2.000      2.000    6.000         21         12 203,764.40 204,000.00      --
  1138   20090601  4.125  13.500   4.125    3.000      1.000    6.000         33          6  94,858.54  95,000.00      --
  1139   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 146,821.25 147,000.00      --
  1140   20080501  3.250  14.375   3.250    2.000      2.000    6.000         20         12 121,294.79 121,523.00      --
  1141   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 192,646.73 193,000.00      --
  1142   20080501  4.250  14.750   4.250    2.000      2.000    6.000         20         12 169,704.40 170,000.00      --
  1143   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12  79,822.79  80,000.00      --
  1144          0     --      --      --       --         --       --          0          0 141,899.77 142,000.00      --
  1145   20080601  4.750  13.750   4.750    3.000      1.000    6.000         21          6 256,318.96 256,500.00      --
  1146   20080501  4.000  13.250   4.000    3.000      1.000    6.000         20          6  79,131.54  80,000.00      --
  1147   20080601  3.250  13.875   3.250    2.000      2.000    6.000         21         12  59,917.13  60,000.00      --
  1148   20080501  3.250  14.375   3.250    2.000      2.000    6.000         20         12  99,770.56 100,000.00      --
  1149   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12  66,519.01  66,600.00      --
  1150   20090501  6.125  15.875   6.125    3.000      1.000    6.000         32          6 188,877.50 189,050.00      --
  1151          0     --      --      --       --         --       --          0          0  79,294.45  80,000.00      --
  1152   20080601  4.625  14.750   4.625    3.000      1.000    6.000         21          6 400,000.00 400,000.00      --
  1153          0     --      --      --       --         --       --          0          0 138,751.11 140,000.00      --
  1154   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 246,254.59 246,650.00      --
  1155   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12  97,669.55  98,000.00      --
  1156          0     --      --      --       --         --       --          0          0 102,382.68 103,000.00      --
  1157   20090501  4.250  14.875   4.250    2.000      2.000    6.000         32         12  74,872.91  75,000.00      --
  1158   20080601  5.750  14.125   5.750    3.000      1.000    6.000         21          6 499,000.00 499,000.00      --
  1159   20090501  4.250  14.875   4.250    2.000      2.000    6.000         32         12  59,898.33  60,000.00      --
  1160          0     --      --      --       --         --       --          0          0 115,951.35 116,000.00      --
  1161   20080601  3.250  14.500   3.250    2.000      2.000    6.000         21         12 157,404.58 157,500.00      --
  1162   20080601  4.250  15.000   4.250    2.000      2.000    6.000         21         12 114,437.45 114,500.00      --
  1163   20080501  4.250  14.250   4.250    2.000      2.000    6.000         20         12 118,271.72 118,500.00      --
  1164   20080501  5.875  16.625   5.875    3.000      1.000    6.000         20          6 175,763.32 175,900.00      --
  1165   20071201  4.500  13.375   4.500    3.000      1.000    6.000         15          6  79,565.89  80,000.00      --
  1166   20080601  4.250  14.000   4.250    3.000      1.000    6.000         21          6 179,879.22 180,000.00      --
  1167   20090601  4.125  14.625   4.125    3.000      1.000    6.000         33          6 171,296.64 171,500.00      --
  1168   20080601  3.250  14.500   3.250    2.000      2.000    6.000         21         12  99,932.03 100,000.00      --
  1169   20080701  4.125  13.375   4.125    3.000      1.000    6.000         22          6 241,500.00 241,500.00      --
  1170   20090601  4.500  13.625   4.500    3.000      1.000    6.000         33          6 273,352.46 273,750.00      --
  1171   20090601  3.625  13.750   3.625    3.000      1.000    6.000         33          6 147,788.39 148,000.00      --
  1172   20080701  5.375  14.500   5.375    3.000      1.000    6.000         22          6 199,500.00 199,500.00      --
  1173   20080601  5.625  15.625   5.625    3.000      1.000    6.000         21          6 197,025.68 197,300.00      --
  1174   20080701  4.250  15.000   4.250    2.000      2.000    6.000         22         12  59,967.22  60,000.00      --
  1175   20080601  3.875  13.250   3.875    3.000      1.000    6.000         21          6 129,790.18 130,000.00      --
  1176   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12  97,880.84  98,000.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
 60,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 56,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 72,400.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 61,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 36,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 66,000.00 Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 95,000.00 Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
 37,000.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Balloon     Lite             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 28,000.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon NORATIO          Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
 15,002.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
 31,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 67,999.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
  7,997.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    A2/6/50                             Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/45                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 25 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    B30/50                              PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    B30/50                              Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Rowhouse                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060728    20060901 20360801          46.33   686 PA2       80.00       100.00
20060713    20060901 20360801          41.48   733 SA1       95.00        95.00
20060711    20060901 20360801          43.82   669 SA2       89.42        89.42
20060707    20060901 20360801          39.55   622 PA3       60.00        60.00
20060719    20060901 20360801          45.07   704 SA1       90.00        90.00
20060710    20060901 20360801          45.39   650 PA3       80.00        80.00
20060728    20060901 20360801          33.15   626 PA3       65.22        65.22
20060701    20060901 20360801           49.8   700 SA1       84.18        84.18
20060719    20060901 20360801          23.48   676 SA2       95.00        95.00
20060706    20060901 20360801          33.97   681 PA2       80.00       100.00
20060726    20060901 20360801          41.05   671 PA3       79.62        79.62
20060727    20060901 20360801          40.12   736 PA1       80.00       100.00
20060719    20060901 20360801          38.59   670 PA3       80.00        80.00
20060630    20060901 20360801          20.92   763 PA1       71.43        71.43
20060713    20060901 20360801          40.02   673 SA2      100.00       100.00
20060629    20060801 20360701          39.04   630 PA3       80.00       100.00
20060707    20060901 20360801           47.4   684 SA1       80.00        95.00
20060724    20060901 20360801          52.23   732 PA1       78.13        78.13
20060802    20060901 20360801          42.54   716 SA1       95.00        95.00
20060710    20060901 20360801          46.33   696 PA2       64.36        64.36
20060605    20060715 20360615          39.36   682 PA2       80.00       100.00
20060706    20060901 20360801          30.55   624 PA3       51.16        51.16
20060721    20060901 20360801          48.21   664 PA3       76.19        76.19
20060721    20060901 20360801           34.1   692 PA2       67.57        67.57
20060627    20060810 20360710          30.55   678 PA3       55.51        55.51
20060620    20060801 20360701          49.24   700 PA2       80.00        80.00
20060721    20060901 20360801          33.35   680 PA2       80.00        80.00
20060630    20060901 20360801          43.72   681 PA2       65.00        65.00
20060628    20060901 20360801          35.58   709 PA2       61.63        61.63
20060630    20060901 20360801          41.58   792 PA1       67.33        67.33
20060710    20060901 20360801          39.51   691 PA2       80.00       100.00
20060510    20060701 20360601          46.56   683 SA1       80.00        80.00
20060627    20060810 20360710           16.1   670 PA3       78.46        78.46
20060710    20060901 20360801          27.84   770 PA1       60.00        60.00
20060708    20060901 20360801          37.49   765 PA1       79.17        79.17
20060721    20060901 20360801           15.5   710 PA2       80.00        80.00
20060712    20060901 20360801          31.62   731 PA1       52.89        52.89
20060706    20060901 20360801          38.58   675 PA3       76.25        76.25
20060725    20060905 20360805          23.85   751 PA1       47.14        47.14
20060626    20060801 20360701           29.8   713 PA2       70.40        70.40
20060711    20060901 20310801          30.26   731 PA1       79.05        79.05
20060721    20060901 20360801          48.64   691 PA2       79.13        79.13
20060630    20060801 20360701          33.91   681 PA2       80.00        80.00
20060622    20060801 20360701           45.3   703 PA2       64.16        64.16
20060726    20060901 20260801          30.52   651 PA3       60.00        60.00
20060712    20060901 20360801          37.59   682 PA2       61.43        61.43
20060725    20060901 20210801          41.69   688 PA2       61.33        61.33
20060628    20060901 20360801           38.7   668 PA3       62.04        62.04
20060713    20060901 20360801          39.01   701 PA2       77.24        77.24
20060710    20060901 20360801          29.53   735 PA1       55.56        55.56
20060707    20060901 20360801           45.9   772 PA1       59.48        59.48
20060705    20060901 20360801          26.56   776 PA1       75.00        75.00
20060718    20060901 20360801          35.22   721 PA1       74.63        74.63
20060624    20060801 20360701           42.3   791 PA1       80.00        80.00
20060721    20060901 20210801          45.13   755 PA1       69.77        69.77
20060531    20060701 20360601          47.99   675 PA3       74.93        74.93
20060714    20060901 20360801          39.59   732 PA1       80.00        80.00
20060708    20060901 20360801          31.16   680 PA2       70.00        70.00
20060706    20060815 20360715          45.49   668 SA2       80.00        80.00
20060706    20060815 20360715          45.49   668 SA2       80.00       100.00
20060725    20060901 20360801          24.76   746 PA1       50.00        50.00
20060725    20060901 20360801           45.3   704 PA2       51.49        51.49
20060623    20060801 20360701          38.43   680 PA2       80.00        80.00
20060710    20060901 20360801           34.8   635 PA3       80.00        80.00
20060630    20060901 20360801          29.24   750 PA1       56.23        56.23
20060622    20060801 20360701           44.2   728 PA1       69.23        69.23
20060721    20060901 20360801          11.94   747 PA1       61.54        61.54
20060718    20060901 20360801          29.92   799 PA1       69.44        69.44
20060630    20060801 20360701             33   740 PA1       76.40        76.40
20060726    20060901 20360801          46.87   636 PA3       61.45        61.45
20060715    20060901 20210801          19.21   669 PA3       70.00        70.00
20060630    20060901 20360801          36.96   633 PA3       47.24        47.24
20060714    20060901 20360801          34.15   730 PA1       54.92        54.92
20060622    20060801 20360701          46.76   667 PA3       75.00        75.00
20060725    20060901 20360801          27.56   665 PA3       49.60        49.60
20060726    20060901 20360801           23.8   633 PA3       47.52        47.52
20060505    20060701 20360601          39.07   711 PA2       75.00        75.00
20060720    20060901 20360801          27.87   732 PA1       57.05        57.05
20060725    20060901 20360801          37.75   706 PA2       51.98        51.98
20060712    20060901 20360801          47.76   676 PA3       56.22        56.22
20060718    20060901 20360801          49.45   636 PA3       80.00        80.00
20060717    20060901 20360801          49.45   636 PA3       75.79        75.79
20060719    20060901 20360801          40.93   795 PA1       25.00        25.00
20060718    20060901 20360801          35.04   794 PA1       60.00        60.00
20060324    20060501 20360401          24.06   700 SA1      100.00       100.00
20051207    20060201 20360101          32.92   755 SA1      100.00       100.00
20060329    20060501 20360401           49.7   740 SA1      100.00       100.00
20060120    20060301 20360201          42.41   739 SA1      100.00       100.00
20060216    20060401 20360301          40.41   643 PA3       79.05        79.05
20060313    20060501 20360401          36.35   694 PA2       80.00       100.00
20060208    20060401 20360301          39.55   696 PA2       78.63        78.63
20060525    20060701 20360601          40.73   674 SA2      100.00       100.00
20060414    20060601 20360501          46.74   625 PA3       35.62        35.62
20060428    20060601 20360501          46.92   770 SA1      100.00       100.00
20060509    20060701 20360601          38.44   653 PA3       80.00        80.00
20060403    20060601 20360501          43.07   652 PA3       80.00        80.00
20060522    20060701 20360601          44.21   798 SA1      100.00       100.00
20060419    20060601 20360501          39.63   728 SA1       94.73        94.73
20060407    20060601 20360501          49.29   659 PA3       60.00        60.00
20060417    20060601 20360501          53.43   632 PA3       80.00        80.00
20060403    20060601 20360501          41.55   698 SA1      100.00       100.00
20060505    20060701 20360601          38.41   696 SA1       98.11        98.11
20060404    20060601 20360501          41.96   666 SA2       89.38        89.38
20060405    20060601 20360501          43.23   663 SA2       88.89        88.89
20060526    20060701 20360601          32.28   718 SA1      100.00       100.00
20060501    20060601 20360501           48.9   754 SA1       98.01        98.01
20060405    20060601 20360501          39.38   707 SA1      100.00       100.00
20060428    20060601 20360501          16.36   813 SA1      100.00       100.00
20060531    20060701 20360601          40.55   699 SA1       85.00        85.00
20060424    20060601 20360501          29.32   756 SA1      100.00       100.00
20060410    20060601 20360501              0   720 SA1      100.00       100.00
20060404    20060501 20360401          39.85   780 SA1      100.00       100.00
20060509    20060701 20360601          40.59   686 SA1      100.00       100.00
20060418    20060601 20360501          48.35   786 SA1      100.00       100.00
20060615    20060801 20360701          40.81   632 PA3       80.00        80.00
20060421    20060601 20360501          53.87   624 PA3       69.57        69.57
20060414    20060601 20360501          34.88   628 PA3       31.64        31.64
20060424    20060601 20360501          43.21   776 SA1       95.00        95.00
20060519    20060701 20360601          38.29   681 SA1       79.97       100.00
20060407    20060601 20360501          37.24   688 SA1      100.00       100.00
20060403    20060601 20360501          31.95   786 SA1      100.00       100.00
20060414    20060601 20360501          47.03   784 SA1      100.00       100.00
20060417    20060601 20360501          37.16   636 PA3       80.00        80.00
20060428    20060601 20360501          32.06   777 SA1      100.00       100.00
20060511    20060701 20360601          22.56   755 SA1      100.00       100.00
20060404    20060601 20360501          39.59   694 SA1       95.00        95.00
20060428    20060601 20360501          44.14   676 SA2       80.00       100.00
20060418    20060601 20360501          25.56   653 PA3       50.30        50.30
20060509    20060701 20360601          25.08   754 SA1      100.00       100.00
20060502    20060701 20360601          25.55   655 PA3       61.29        61.29
20060426    20060601 20360501          48.57   737 SA1      100.00       100.00
20060424    20060601 20360501          39.09   761 SA1      100.00       100.00
20060418    20060601 20360501          35.87   770 SA1      100.00       100.00
20060414    20060601 20360501          45.74   719 SA1      100.00       100.00
20060425    20060601 20360501          23.56   802 SA1      100.00       100.00
20060614    20060801 20360701          46.33   682 PA2       35.50        35.50
20060428    20060701 20360601          35.05   671 SA2       90.00        90.00
20060425    20060601 20360501          24.37   676 PA3       34.04        34.04
20060512    20060701 20360601          35.19   749 SA1      100.00       100.00
20060428    20060601 20360501          43.44   721 SA1      100.00       100.00
20060428    20060601 20360501          26.81   770 SA1      100.00       100.00
20060426    20060601 20360501          47.74   787 SA1       95.00        95.00
20060428    20060601 20360501          31.95   650 PA3       61.59        61.59
20060515    20060701 20360601          44.64   641 PA3       75.47        88.30
20060425    20060601 20210501          36.68   625 PA3       49.12        49.12
20060428    20060601 20360501          40.16   737 SA1      100.00       100.00
20060424    20060601 20360501          34.67   736 SA1      100.00       100.00
20060524    20060701 20210601          34.43   630 PA3       35.27        35.27
20060428    20060601 20360501          21.46   714 SA1      100.00       100.00
20060524    20060701 20360601             37   661 SA2      100.00       100.00
20060428    20060601 20360501          21.13   714 SA1      100.00       100.00
20060519    20060701 20360601          53.15   623 PA3       77.33        77.33
20060510    20060701 20360601           26.7   733 SA1      100.00       100.00
20060515    20060701 20360601          37.89   715 SA1      100.00       100.00
20060425    20060601 20360501          38.02   706 SA1      100.00       100.00
20060426    20060601 20360501          45.06   702 SA1      100.00       100.00
20051130    20060101 20351201          39.86   638 PA3       72.73        80.00
20060508    20060701 20360601          34.78   760 PA1       80.00        80.00
20060517    20060701 20360601          52.74   629 PA3       70.00        70.00
20060510    20060701 20360601          35.26   781 SA1      100.00       100.00
20060607    20060801 20360701          34.29   641 PA3       70.00        70.00
20060515    20060701 20360601          48.09   652 PA3       75.00        75.00
20060525    20060701 20360601          46.94   671 PA3       59.20        59.20
20060605    20060801 20360701           53.9   677 SA2       95.00        95.00
20060515    20060701 20360601          26.71   676 SA2      100.00       100.00
20060622    20060801 20360701          28.41   687 SA1      100.00       100.00
20060509    20060701 20360601          39.04   634 PA3       50.58        50.58
20060503    20060601 20360501          24.73   758 SA1      100.00       100.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
NO PENALTY                                                          0 MA
5%                                                                 36 CT
1%                                                                 24 CA
5%                                                                 12 NY
NO PENALTY                                                          0 MD
2 MONTHS INTEREST                                                  24 MD
2%                                                                 36 VA
6 MONTHS INTEREST                                                  12 CA
5%                                                                 12 VA
5%                                                                 12 WA
NO PENALTY                                                          0 RI
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 TX
6 MONTHS INTEREST                                                  24 CA
5%                                                                 24 AL
LESSER OF 1% OR 3 MOS INT OR REMAINING BAL OF 1ST YRS INT          24 MA
5%                                                                 24 AL
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 MS
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 NH
6 MONTHS INTEREST                                                  36 CA
5%, 4%, 3%                                                         36 LA
6 MONTHS INTEREST                                                  36 CA
LESSER OF 3 MOS INT OR REMAINING BAL OF 1ST YRS INT                36 MA
NO PENALTY                                                          0 IA
5%                                                                 36 KY
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  36 CA
1%                                                                 36 MI
6 MONTHS INTEREST                                                  24 CA
3 MONTHS INTEREST                                                  36 MA
2 MONTHS INTEREST                                                  36 WI
1%                                                                 36 AZ
2 MONTHS INTEREST                                                  36 MD
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 FL
6 MONTHS INTEREST                                                  36 CA
LESSER OF 3 MOS INT OR REMAINING BAL OF 1ST YRS INT                36 MA
2 MONTHS INTEREST                                                  36 MD
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 AL
6 MONTHS INTEREST                                                  36 CA
3%, 2%, 1%                                                         36 AR
6 MONTHS INTEREST                                                  36 CA
5%                                                                 12 NY
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
2%                                                                 36 VA
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 AL
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 TX
5%                                                                 36 CT
5%                                                                 36 CT
5%                                                                 36 WA
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 TX
2 MONTHS INTEREST                                                  36 MD
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
1%                                                                 36 SC
6 MONTHS INTEREST                                                  36 CA
2%                                                                 36 VA
5%                                                                 36 NH
NO PENALTY                                                          0 OH
2 MONTHS INTEREST                                                  36 MD
2 MONTHS INTEREST                                                  36 MD
2 MONTHS INTEREST                                                  36 MD
2 MONTHS INTEREST                                                  36 MD
5%, 4%, 3%                                                         36 LA
5%                                                                 36 TN
5%                                                                 36 CT
5%                                                                 36 FL
6 MONTHS INTEREST                                                  36 CA
5%                                                                 36 OK
5%                                                                 36 OK
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 IL
3%                                                                 12 IL
3%, 2%                                                             24 IL
3%, 2%, 1%                                                         36 IL
6 MONTHS INTEREST                                                  36 MD
1%                                                                 36 OH
NO PENALTY                                                          0 MA
NO PENALTY                                                          0 SC
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 VA
6 MONTHS INTEREST                                                  24 WA
6 MONTHS INTEREST                                                  24 PA
NO PENALTY                                                          0 SC
6 MONTHS INTEREST                                                  24 WA
6 MONTHS INTEREST                                                  36 FL
2%                                                                 36 VA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  36 VA
6 MONTHS INTEREST                                                  12 WA
6 MONTHS INTEREST                                                  24 PA
NO PENALTY                                                          0 FL
3%, 2%                                                             24 IN
6 MONTHS INTEREST                                                  36 PA
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 PA
NO PENALTY                                                          0 VA
NO PENALTY                                                          0 GA
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  24 VA
6 MONTHS INTEREST                                                  36 MO
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  36 MD
NO PENALTY                                                          0 OH
6 MONTHS INTEREST                                                  24 CO
6 MONTHS INTEREST                                                  24 WA
NO PENALTY                                                          0 IL
NO PENALTY                                                          0 MN
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 TX
6 MONTHS INTEREST                                                  24 PA
6 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 AK
NO PENALTY                                                          0 GA
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 VA
NO PENALTY                                                          0 MT
NO PENALTY                                                          0 MD
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 WA
NO PENALTY                                                          0 NJ
2 MONTHS INTEREST                                                  36 WI
NO PENALTY                                                          0 GA
NO PENALTY                                                          0 NC
6 MONTHS INTEREST                                                  36 VA
6 MONTHS INTEREST                                                  36 PA
NO PENALTY                                                          0 MD
6 MONTHS INTEREST                                                  36 AZ
6 MONTHS INTEREST                                                  12 DE
3%, 2%, 1%                                                         36 KY
2%                                                                 36 VA
6 MONTHS INTEREST                                                  36 AL
6 MONTHS INTEREST                                                  24 VA
6 MONTHS INTEREST                                                  36 AL
2 MONTHS INTEREST                                                  36 WI
NO PENALTY                                                          0 GA
3%, 2%, 1%                                                         36 KY
6 MONTHS INTEREST                                                  36 ID
NO PENALTY                                                          0 FL
NO PENALTY                                                          0 SC
3%, 2%                                                             24 OH
6 MONTHS INTEREST                                                  12 AZ
6 MONTHS INTEREST                                                  36 TX
6 MONTHS INTEREST                                                  24 MD
6 MONTHS INTEREST                                                  36 CT
6 MONTHS INTEREST                                                  36 WA
6 MONTHS INTEREST                                                  24 DE
NO PENALTY                                                          0 FL
6 MONTHS INTEREST                                                  24 PA
NO PENALTY                                                          0 MA
3%, 2%, 1%                                                         36 MI

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
    2019   8.250  7.750    8.250     0.500         1       360        0        0      360       359     1
    6437   7.500  7.000    7.500     0.500         1       360        0        0      360       359     1
   95348   7.990  7.490    7.990     0.500         1       600        0        0      360       359     2
   11590   6.875  6.375    6.875     0.500         1       360        0        0      360       359     1
   21555   8.490  7.990    8.490     0.500         1       360        0        0      360       359     1
   20715   7.810  7.310    7.810     0.500         1       600        0        0      360       359     1
   23452   8.790  8.290    8.790     0.500         1       360        0        0      360       359     1
   95678   7.400  6.900    7.400     0.500         1       600        0        0      360       359     1
   23072   9.250  8.750    9.250     0.500         1       360        0        0      360       359     1
   98058   7.350  6.850    7.350     0.500         1       600        0        0      360       359     1
    2863   7.875  7.375    7.875     0.500         1       360        0        0      360       359     1
   92591   8.350  7.850    8.350     0.500         1       600        0        0      360       359     2
   75160   6.999  6.499    6.999     0.500         1       360        0        0      360       359     1
   95968   6.500  6.000    6.500     0.500         1       360       59       60      360       359     1
   36613  10.290  9.790   10.290     0.500         1       360        0        0      360       359     1
    1854   7.250  6.750    7.250     0.500         2       360        0        0      360       358     1
   35806   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   91739   6.150  5.650    6.150     0.500         1       360       59       60      360       359     2
   38671   8.990  8.490    8.990     0.500         1       360        0        0      360       359     1
   94565   6.375  5.875    6.375     0.500         1       360        0        0      360       359     1
    3269   6.550  6.050    6.550     0.500         3       360        0        0      360       357     1
   91762   6.750  6.250    6.750     0.500         1       360        0        0      360       359     1
   70517   8.190  7.690    8.190     0.500         1       360        0        0      360       359     1
   92647   6.350  5.850    6.350     0.500         1       360        0        0      360       359     2
    2136   6.750  6.250    6.750     0.500         2       360        0        0      360       358     1
   51301   7.910  7.410    7.910     0.500         2       360        0        0      360       358     1
   42420   8.390  7.890    8.390     0.500         1       360        0        0      360       359     1
    8057   7.500  7.000    7.500     0.500         1       360        0        0      360       359     1
   90022   6.500  6.000    6.500     0.500         1       600        0        0      360       359     1
   48439   6.750  6.250    6.750     0.500         1       360        0        0      360       359     2
   95363   6.375  5.875    6.375     0.500         1       600        0        0      360       359     2
    1001   7.780  7.280    7.780     0.500         3       480        0        0      360       357     1
   54121   6.500  6.000    6.500     0.500         2       360        0        0      360       358     1
   85248   6.350  5.850    6.350     0.500         1       600        0        0      360       359     1
   21236   6.700  6.200    6.700     0.500         1       540        0        0      360       359     1
   92336   6.625  6.125    6.625     0.500         1       360        0        0      360       359     2
   92886   6.360  5.860    6.360     0.500         1       360       59       60      360       359     1
   90032   6.350  5.850    6.350     0.500         1       600        0        0      360       359     1
   34683   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   91913   6.350  5.850    6.350     0.500         2       600        0        0      360       358     2
    1030   6.750  6.250    6.750     0.500         1       300        0        0      300       299     1
   20602   7.000  6.500    7.000     0.500         1       360        0        0      360       359     1
    7924   8.300  7.800    8.300     0.500         2       360        0        0      360       358     2
   91773   6.620  6.120    6.620     0.500         2       360        0        0      360       358     1
   35404   7.350  6.850    7.350     0.500         1       240        0        0      240       239     2
   92201   6.440  5.940    6.440     0.500         1       360        0        0      360       359     1
   72116   7.240  6.740    7.240     0.500         1       180        0        0      180       179     1
   92886   6.375  5.875    6.375     0.500         1       360        0        0      360       359     2
   11428   6.500  6.000    6.500     0.500         1       360        0        0      360       359     1
   91701   6.350  5.850    6.350     0.500         1       360        0        0      360       359     1
   94803   6.370  5.870    6.370     0.500         1       360        0        0      360       359     2
   93257   6.550  6.050    6.550     0.500         1       360        0        0      360       359     1
   24018   6.860  6.360    6.860     0.500         1       600        0        0      360       359     1
   95148   6.550  6.050    6.550     0.500         2       360        0        0      360       358     2
   36344   7.710  7.210    7.710     0.500         1       180        0        0      180       179     2
   90003   7.590  7.090    7.590     0.500         3       360        0        0      360       357     1
   92880   6.375  5.875    6.375     0.500         1       360        0        0      360       359     2
   75225   7.490  6.990    7.490     0.500         1       360        0        0      360       359     2
    6790   8.890  8.390    8.890     0.500         2       360        0        0      360       358     1
    6790   6.990  6.490    6.990     0.500         2       360        0        0      360       358     1
   98223   6.350  5.850    6.350     0.500         1       360        0        0      360       359     1
   93436   6.500  6.000    6.500     0.500         1       360        0        0      360       359     1
   78520   6.390  5.890    6.390     0.500         2       360        0        0      360       358     1
   20676   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   92506   6.350  5.850    6.350     0.500         1       360        0        0      360       359     1
   92253   6.590  6.090    6.590     0.500         2       360        0        0      360       358     1
   29418   6.550  6.050    6.550     0.500         1       360       59       60      360       359     2
   95348   6.375  5.875    6.375     0.500         1       360        0        0      360       359     2
   22508   7.150  6.650    7.150     0.500         2       600        0        0      360       358     1
    3867   7.650  7.150    7.650     0.500         1       360        0        0      360       359     1
   44118   7.550  7.050    7.550     0.500         1       180        0        0      180       179     1
   20743   6.875  6.375    6.875     0.500         1       360        0        0      360       359     1
   20653   6.350  5.850    6.350     0.500         1       360       59       60      360       359     1
   21076   6.500  6.000    6.500     0.500         2       360        0        0      360       358     1
   21227   6.500  6.000    6.500     0.500         1       360        0        0      360       359     2
   70058   8.550  8.050    8.550     0.500         1       360        0        0      360       359     1
   38127   8.350  7.850    8.350     0.500         3       360        0        0      360       357     1
    6611   6.890  6.390    6.890     0.500         1       600        0        0      360       359     2
   33404   6.650  6.150    6.650     0.500         1       360        0        0      360       359     1
   91326   6.350  5.850    6.350     0.500         1       600        0        0      360       359     2
   73703   9.250  8.750    9.250     0.500         1       360        0        0      360       359     2
   73703   9.250  8.750    9.250     0.500         1       360        0        0      360       359     1
   92869   6.390  5.890    6.390     0.500         1       360        0        0      360       359     1
   91792   6.350  5.850    6.350     0.500         1       600        0        0      360       359     1
   60617   8.125  7.625    8.125     0.500         5       360        0        0      360       355     1
   60619   7.750  7.250    7.750     0.500         8       360        0        0      360       352     1
   60628   6.750  6.250    6.750     0.500         5       360        0        0      360       355     1
   60621   7.875  7.375    7.875     0.500         7       360        0        0      360       353     1
   20740   7.375  6.875    7.375     0.500         6       360        0        0      360       354     1
   44420   8.750  8.250    8.750     0.500         5       360        0        0      360       355     1
    2673   7.375  6.875    7.375     0.500         6       360        0        0      360       354     1
   29384   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   91744   7.750  7.250    7.750     0.500         4       360        0        0      360       356     1
   23503   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   98498   8.000  7.500    8.000     0.500         3       360       57       60      360       357     1
   19320   8.875  8.375    8.875     0.500         4       360        0        0      360       356     1
   29582   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   98632   8.625  8.125    8.625     0.500         4       360        0        0      360       356     2
   33936   7.750  7.250    7.750     0.500         4       360        0        0      360       356     1
   23452   8.250  7.750    8.250     0.500         4       360        0        0      360       356     1
   60005   8.625  8.125    8.625     0.500         4       360        0        0      360       356     1
   60406   9.750  9.250    9.750     0.500         3       360        0        0      360       357     2
   23435   8.250  7.750    8.250     0.500         4       360       56       60      360       356     2
   98346   8.000  7.500    8.000     0.500         4       360        0        0      360       356     1
   17201   7.875  7.375    7.875     0.500         3       360        0        0      360       357     1
   33543   8.250  7.750    8.250     0.500         4       360        0        0      360       356     2
   46407   8.625  8.125    8.625     0.500         4       360        0        0      360       356     1
   17404   7.750  7.250    7.750     0.500         4       360        0        0      360       356     1
   21206   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
   19401   7.875  7.375    7.875     0.500         4       360        0        0      360       356     1
   23434   7.750  7.250    7.750     0.500         4       360        0        0      360       356     2
   30606   8.125  7.625    8.125     0.500         5       360        0        0      360       355     1
    8527   7.875  7.375    7.875     0.500         3       360        0        0      360       357     1
   23453   8.375  7.875    8.375     0.500         4       360        0        0      360       356     1
   63112   9.250  8.750    9.250     0.500         2       360        0        0      360       358     1
    8260   7.750  7.250    7.750     0.500         4       360        0        0      360       356     1
   20735   7.750  7.250    7.750     0.500         4       360        0        0      360       356     1
   44120   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   80012   9.125  8.625    9.125     0.500         3       360       57       60      360       357     1
   98221   8.750  8.250    8.750     0.500         4       360        0        0      360       356     1
   60156   8.375  7.875    8.375     0.500         4       360        0        0      360       356     1
   55025   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   96002   7.625  7.125    7.625     0.500         4       360        0        0      360       356     2
    8302   8.375  7.875    8.375     0.500         4       360        0        0      360       356     1
    8030   8.000  7.500    8.000     0.500         3       360        0        0      360       357     1
   79912   9.250  8.750    9.250     0.500         4       360        0        0      360       356     1
   17314   9.000  8.500    9.000     0.500         4       360        0        0      360       356     1
   21207   8.375  7.875    8.375     0.500         4       360        0        0      360       356     1
   20706   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   99645   7.500  7.000    7.500     0.500         3       360        0        0      360       357     1
   30344   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   21239   8.375  7.875    8.375     0.500         4       360        0        0      360       356     1
   23325   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   59803   8.750  8.250    8.750     0.500         4       360        0        0      360       356     1
   21216   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   92376   7.750  7.250    7.750     0.500         2       360        0        0      360       358     1
   98391   7.750  7.250    7.750     0.500         3       360        0        0      360       357     2
    7305   7.250  6.750    7.250     0.500         4       360        0        0      360       356     1
   54220   7.875  7.375    7.875     0.500         3       360        0        0      360       357     1
   30038   8.375  7.875    8.375     0.500         4       360        0        0      360       356     1
   28304   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   23503   9.875  9.375    9.875     0.500         4       360        0        0      360       356     1
   19464   7.750  7.250    7.750     0.500         4       360        0        0      360       356     2
   20603   8.750  8.250    8.750     0.500         3       360       57       60      360       357     2
   85233   7.750  7.250    7.750     0.500         4       180        0        0      180       176     1
   19701   8.500  8.000    8.500     0.500         4       360        0        0      360       356     2
   40211   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   22508   7.625  7.125    7.625     0.500         3       180        0        0      180       177     1
   36607   8.875  8.375    8.875     0.500         4       360        0        0      360       356     1
   22315   8.125  7.625    8.125     0.500         3       360       57       60      360       357     2
   36617   8.875  8.375    8.875     0.500         4       360        0        0      360       356     1
   53105  10.250  9.750   10.250     0.500         3       360        0        0      360       357     1
   30311   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
   40160   9.000  8.500    9.000     0.500         3       360        0        0      360       357     1
   83605   8.250  7.750    8.250     0.500         4       360        0        0      360       356     1
   32224  10.625 10.125   10.625     0.500         4       360        0        0      360       356     1
   29642   7.375  6.875    7.375     0.500         9       360        0        0      360       351     1
   45014   8.000  7.500    8.000     0.500         3       360        0        0      360       357     1
   85224   8.625  8.125    8.625     0.500         3       360        0        0      360       357     1
   75241   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
   20744   7.375  6.875    7.375     0.500         2       360       58       60      360       358     1
    6492   7.625  7.125    7.625     0.500         3       360        0        0      360       357     1
   98310   7.750  7.250    7.750     0.500         3       360        0        0      360       357     2
   19904   8.500  8.000    8.500     0.500         2       360        0        0      360       358     1
   32909   9.625  9.125    9.625     0.500         3       360        0        0      360       357     2
   19013   9.000  8.500    9.000     0.500         2       360        0        0      360       358     1
    1747   7.250  6.750    7.250     0.500         3       360        0        0      360       357     1
   48237   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
  1177   20090601  3.250  14.625   3.250    2.000      2.000    6.000         33         12 120,928.56 121,000.00      --
  1178   20080501  3.250  14.500   3.250    2.000      2.000    6.000         20         12 118,382.89 118,600.00      --
  1179   20080601  5.000  15.250   5.000    3.000      1.000    6.000         21          6 259,728.90 260,000.00      --
  1180   20080701  4.000  13.250   4.000    3.000      1.000    6.000         22          6 289,600.00 289,600.00      --
  1181   20080601  3.250  14.750   3.250    2.000      2.000    6.000         21         12 109,936.70 110,000.00      --
  1182   20080601  5.125  14.375   5.125    3.000      1.000    6.000         21          6 338,789.29 339,000.00      --
  1183   20080701  5.875  14.875   5.875    3.000      1.000    6.000         22          6 270,000.00 270,000.00      --
  1184   20080601  5.875  14.875   5.875    3.000      1.000    6.000         21          6 400,000.00 400,000.00      --
  1185   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12  87,220.00  87,220.00      --
  1186   20080601  4.625  13.625   4.625    3.000      1.000    6.000         21          6 147,892.88 148,000.00      --
  1187   20080601  3.250  14.750   3.250    2.000      2.000    6.000         21         12  94,390.85  94,500.00      --
  1188          0     --      --      --       --         --       --          0          0 328,068.76 328,500.00      --
  1189   20080601  4.625  13.875   4.625    3.000      1.000    6.000         21          6 172,539.13 172,800.00      --
  1190   20080601  4.375  13.625   4.375    3.000      1.000    6.000         21          6 146,400.00 146,400.00      --
  1191   20090701  5.000  14.000   5.000    3.000      1.000    6.000         34          6  97,434.57  97,500.00      --
  1192   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 147,000.00 147,000.00      --
  1193   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12  75,000.00  75,000.00      --
  1194   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12  64,000.00  64,000.00      --
  1195   20080601  5.125  15.500   5.125    3.000      1.000    6.000         21          6 144,428.92 144,500.00      --
  1196   20080701  4.875  14.750   4.875    3.000      1.000    6.000         22          6 102,000.00 102,000.00      --
  1197   20080601  3.250  14.500   3.250    2.000      2.000    6.000         21         12  84,896.64  85,000.00      --
  1198   20080601  3.250  14.500   3.250    2.000      2.000    6.000         21         12  84,896.64  85,000.00      --
  1199          0     --      --      --       --         --       --          0          0 183,922.67 184,000.00      --
  1200          0     --      --      --       --         --       --          0          0 559,405.56 560,000.00      --
  1201   20080601  3.250  14.750   3.250    2.000      2.000    6.000         21         12  62,927.23  63,000.00      --
  1202   20080601  4.250  15.000   4.250    2.000      2.000    6.000         21         12  87,404.04  87,500.00      --
  1203          0     --      --      --       --         --       --          0          0 116,425.71 116,500.00      --
  1204   20080601  4.000  13.375   4.000    3.000      1.000    6.000         21          6 124,705.03 124,800.00      --
  1205   20080701  5.625  15.125   5.625    3.000      1.000    6.000         22          6 135,727.73 135,800.00      --
  1206          0     --      --      --       --         --       --          0          0 124,818.47 125,000.00      --
  1207   20080601  3.125  12.750   3.125    3.000      1.000    6.000         21          6 402,304.07 403,000.00      --
  1208   20090601  3.250  14.875   3.250    2.000      2.000    6.000         33         12  61,865.29  61,900.00      --
  1209   20080601  3.250  14.500   3.250    2.000      2.000    6.000         21         12 104,872.33 105,000.00      --
  1210   20080601  5.000  14.875   5.000    3.000      1.000    6.000         21          6 161,817.67 162,000.00      --
  1211   20080601  5.125  14.750   5.125    3.000      1.000    6.000         21          6 520,000.00 520,000.00      --
  1212   20090601  3.750  13.875   3.750    3.000      1.000    6.000         33          6 124,820.03 125,000.00      --
  1213   20080701  5.625  15.250   5.625    3.000      1.000    6.000         22          6 113,300.00 113,300.00      --
  1214   20080601  3.625  12.875   3.625    3.000      1.000    6.000         21          6 449,241.71 450,000.00      --
  1215   20080601  5.375  14.875   5.375    3.000      1.000    6.000         21          6 199,200.00 199,200.00      --
  1216   20080701  4.500  14.125   4.500    3.000      1.000    6.000         22          6 133,712.47 133,800.00      --
  1217   20080701  6.500  15.625   6.500    3.000      1.000    6.000         22          6 169,900.00 169,900.00      --
  1218          0     --      --      --       --         --       --          0          0 131,509.43 131,600.00      --
  1219   20080601  3.250  14.500   3.250    2.000      2.000    6.000         21         12 122,850.43 123,000.00      --
  1220   20090701  5.750  14.750   5.750    3.000      1.000    6.000         34          6  91,166.26  92,000.00      --
  1221          0     --      --      --       --         --       --          0          0  92,929.23  93,000.00      --
  1222   20080701  5.250  14.625   5.250    3.000      1.000    6.000         22          6 127,924.42 128,000.00      --
  1223   20080701  3.750  13.000   3.750    3.000      1.000    6.000         22          6 104,913.93 105,000.00      --
  1224   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12 164,905.07 165,000.00      --
  1225   20080701  5.125  14.750   5.125    3.000      1.000    6.000         22          6  80,750.00  80,750.00      --
  1226   20080701  4.250  15.000   4.250    2.000      2.000    6.000         22         12 132,500.00 132,500.00      --
  1227   20080701  5.125  14.500   5.125    3.000      1.000    6.000         22          6 304,815.23 305,000.00      --
  1228   20080601  4.250  14.375   4.250    2.000      2.000    6.000         21         12 177,889.36 178,000.00      --
  1229   20080701  4.250  15.000   4.250    2.000      2.000    6.000         22         12 155,500.00 155,500.00      --
  1230   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12  88,000.00  88,000.00      --
  1231   20080701  3.250  14.750   3.250    2.000      2.000    6.000         22         12  64,852.67  64,890.00      --
  1232   20080701  5.250  14.375   5.250    3.000      1.000    6.000         22          6 224,840.47 225,000.00      --
  1233          0     --      --      --       --         --       --          0          0 164,769.00 165,000.00      --
  1234          0     --      --      --       --         --       --          0          0 195,500.00 195,500.00      --
  1235          0     --      --      --       --         --       --          0          0  63,000.00  63,000.00      --
  1236          0     --      --      --       --         --       --          0          0  24,971.00  25,000.00      --
  1237          0     --      --      --       --         --       --          0          0 102,679.00 103,000.00      --
  1238          0     --      --      --       --         --       --          0          0  69,945.00  70,000.00      --
  1239          0     --      --      --       --         --       --          0          0  74,911.00  75,000.00      --
  1240   20090701  7.900  14.150   7.900    2.000      1.000    6.000         34         12  76,000.00  76,000.00      --
  1241   20080701  7.200  13.450   7.200    2.000      1.000    6.000         22         12 117,432.00 117,520.00      --
  1242          0     --      --      --       --         --       --          0          0  81,546.00  81,600.00      --
  1243   20080701  8.050  14.300   8.050    2.000      1.000    6.000         22         12  68,000.00  68,000.00      --
  1244   20080701  6.325  14.825   7.825    3.000      1.000    7.000         22          6 310,500.00 310,500.00      --
  1245   20080701  6.890  15.390   6.890    3.000      1.000    7.000         22          6 104,000.00 104,000.00      --
  1246   20080601  5.390  13.890   5.390    3.000      1.000    7.000         21          6  79,865.58  80,000.00      --
  1247   20090701  6.190  14.690   6.190    3.000      1.000    7.000         34          6 163,200.00 163,200.00      --
  1248   20080801  7.640  16.140   7.640    3.000      1.000    7.000         23          6 140,800.00 140,800.00      --
  1249          0     --      --      --       --         --       --          0          0 301,276.41 301,500.00      --
  1250   20080801  6.690  15.190   6.690    3.000      1.000    7.000         23          6 267,750.00 267,750.00      --
  1251   20080601  5.790  14.290   5.790    3.000      1.000    7.000         21          6 108,715.80 108,800.00      --
  1252   20080801  5.340  13.840   5.340    3.000      1.000    7.000         23          6 184,000.00 184,000.00      --
  1253          0     --      --      --       --         --       --          0          0 196,000.00 196,000.00      --
  1254   20080801  6.040  15.040   6.040    3.000      1.000    7.000         23          6 307,920.00 307,920.00      --
  1255   20080801  5.440  13.940   5.440    3.000      1.000    7.000         23          6 149,600.00 149,600.00      --
  1256   20080601  5.840  14.340   5.840    3.000      1.000    7.000         21          6 180,000.00 180,000.00      --
  1257   20080801  6.390  15.390   6.390    3.000      1.000    7.000         23          6 256,000.00 256,000.00      --
  1258   20080801  6.440  14.940   6.440    3.000      1.000    7.000         23          6 208,000.00 208,000.00      --
  1259          0     --      --      --       --         --       --          0          0  76,500.00  76,500.00      --
  1260          0     --      --      --       --         --       --          0          0  96,000.00  96,000.00      --
  1261   20080701  5.860  14.360   5.860    3.000      1.000    7.000         22          6 200,000.00 200,000.00      --
  1262   20080601  5.640  14.140   5.640    3.000      1.000    7.000         21          6 104,000.00 104,000.00      --
  1263   20080701  6.640  15.140   6.640    3.000      1.000    7.000         22          6 128,660.00 128,660.00      --
  1264   20090801  6.940  15.440   6.940    3.000      1.000    7.000         35          6 126,000.00 126,000.00      --
  1265   20080801  6.490  14.990   6.490    3.000      1.000    7.000         23          6 244,000.00 244,000.00      --
  1266   20090801  5.140  13.640   5.140    3.000      1.000    7.000         35          6 130,400.00 130,400.00      --
  1267   20080801  7.340  15.840   7.340    3.000      1.000    7.000         23          6 233,600.00 233,600.00      --
  1268   20080801  6.490  14.990   6.490    3.000      1.000    7.000         23          6 298,800.00 298,800.00      --
  1269   20080801  7.390  15.890   7.390    3.000      1.000    7.000         23          6  93,600.00  93,600.00      --
  1270   20080801  7.140  15.640   7.140    3.000      1.000    7.000         23          6 162,400.00 162,400.00      --
  1271   20090801  4.990  13.490   4.990    3.000      1.000    7.000         35          6 294,000.00 294,000.00      --
  1272   20090801  4.740  13.740   4.740    3.000      1.000    7.000         35          6 382,320.00 382,320.00      --
  1273   20090801  6.890  15.390   6.890    3.000      1.000    7.000         35          6  65,600.00  65,600.00      --
  1274   20080801  7.540  16.040   7.540    3.000      1.000    7.000         23          6 238,500.00 238,500.00      --
  1275   20080701  5.850  13.850   7.850    3.000      1.000    6.000         22          6 294,500.00 294,500.00      --
  1276   20080701  5.950  13.950   5.950    3.000      1.000    6.000         22          6 171,883.42 172,000.00      --
  1277   20080801  4.850  12.850   4.850    3.000      1.000    6.000         23          6 157,500.00 157,500.00      --
  1278          0     --      --      --       --         --       --          0          0 199,860.26 200,000.00      --
  1279   20080801  6.975  15.475   8.475    3.000      1.000    7.000         23          6 213,600.00 213,600.00      --
  1280   20080801  6.250  14.750   7.750    3.000      1.000    7.000         23          6 192,850.00 192,850.00      --
  1281   20080801  6.100  14.600   7.600    3.000      1.000    7.000         23          6 268,000.00 268,000.00      --
  1282   20080801  7.425  15.425   7.425    3.000      1.000    6.000         23          6 127,500.00 127,500.00      --
  1283   20080801  5.450  13.450   5.450    3.000      1.000    6.000         23          6 360,000.00 360,000.00      --
  1284   20080801  5.490  13.990   6.990    3.000      1.000    7.000         23          6 350,000.00 350,000.00      --
  1285   20080801  6.250  14.750   7.750    3.000      1.000    7.000         23          6  85,000.00  85,000.00      --
  1286          0     --      --      --       --         --       --          0          0 187,000.00 187,000.00      --
  1287   20080801  5.075  13.575   6.575    3.000      1.000    7.000         23          6 258,500.00 258,500.00      --
  1288   20080801  5.490  13.990   6.990    3.000      1.000    7.000         23          6 350,000.00 350,000.00      --
  1289   20110801  5.150  13.650   6.650    3.000      1.000    7.000         59          6 155,000.00 155,000.00      --
  1290   20080801  6.375  14.875   7.875    3.000      1.000    7.000         23          6 520,000.00 520,000.00      --
  1291   20080801  5.865  14.365   7.365    3.000      1.000    7.000         23          6 178,750.00 178,750.00      --
  1292   20080801  6.850  15.350   8.350    3.000      1.000    7.000         23          6 153,000.00 153,000.00      --
  1293   20090701  6.500  15.690   9.690    3.000      1.000    6.000         34          6 180,000.00 180,000.00      --
  1294   20090801  5.750  14.650   8.650    2.000      1.000    6.000         35          6 115,000.00 115,000.00      --
  1295   20090701  6.000  14.990   8.990    3.000      1.000    6.000         34          6 200,000.00 200,000.00      --
  1296   20090801  6.500  15.450   9.450    3.000      1.000    6.000         35          6  85,000.00  85,000.00      --
  1297   20080801  6.050  15.400   6.050    3.000      1.000    7.000         23          6 288,000.00 288,000.00      --
  1298   20080801  5.950  16.375   5.950    3.000      1.000    7.000         23          6 114,000.00 114,000.00      --
  1299   20080801  5.950  14.750   5.950    3.000      1.000    7.000         23          6 252,000.00 252,000.00      --
  1300   20090801  6.200  14.750   6.200    3.000      1.000    7.000         35          6 576,300.00 576,300.00      --
  1301   20080701  5.950  14.300   5.950    3.000      1.000    7.000         22          6 202,400.00 202,400.00      --
  1302          0     --      --      --       --         --       --          0          0  49,600.00  49,600.00      --
  1303          0     --      --      --       --         --       --          0          0 210,000.00 210,000.00      --
  1304   20080801  6.300  16.100   6.300    3.000      1.000    7.000         23          6  59,400.00  59,400.00      --
  1305   20080801  5.550  15.675   5.550    3.000      1.000    7.000         23          6 190,392.00 190,392.00      --
  1306          0     --      --      --       --         --       --          0          0  61,750.00  61,750.00      --
  1307          0     --      --      --       --         --       --          0          0 283,200.00 283,200.00      --
  1308   20080801  5.950  14.550   5.950    3.000      1.000    7.000         23          6 178,000.00 178,000.00      --
  1309   20090801  6.300  15.950   6.300    3.000      1.000    7.000         35          6  81,600.00  81,600.00      --
  1310          0     --      --      --       --         --       --          0          0  84,150.00  84,150.00      --
  1311          0     --      --      --       --         --       --          0          0 205,853.13 206,000.00      --
  1312   20080701  7.140  15.640   7.140    3.000      1.000    7.000         22          6 102,000.00 102,000.00      --
  1313   20080801  6.200  16.050   6.200    3.000      1.000    7.000         23          6 380,000.00 380,000.00      --
  1314   20080701  6.200  16.075   6.200    3.000      1.000    7.000         22          6 224,000.00 224,000.00      --
  1315   20080801  6.300  16.100   6.300    3.000      1.000    7.000         23          6 155,920.00 155,920.00      --
  1316   20080801  6.050  15.100   6.050    3.000      1.000    7.000         23          6 172,000.00 172,000.00      --
  1317   20080801  6.875  13.875   7.875    3.000      1.000    6.000         23          6 203,150.00 203,150.00      --
  1318   20080801  5.275  12.275   6.275    3.000      1.000    6.000         23          6 202,500.00 202,500.00      --
  1319   20080801  6.750  13.750   7.750    3.000      1.000    6.000         23          6 580,000.00 580,000.00      --
  1320          0     --      --      --       --         --       --          0          0  70,200.00  70,200.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 43,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
129,970.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 80,017.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 1 Year  Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
 26,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 20,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 35,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 27,200.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 46,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 24,500.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
100,082.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 37,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Interest Only          1st Lien Primary
 64,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 82,012.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 26,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 33,833.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Investment
 61,000.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 36,606.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 58,400.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 93,218.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 54,597.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 75,998.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 96,662.00 ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 16,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 90,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon No Documentation Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 63,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 50,600.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- Fixed Rate Non-Balloon No Documentation Fixed Rate      Principal and Interest 1st Lien Second Home
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon No Documentation Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon No Documentation Fixed Rate      Principal and Interest 1st Lien Primary
 44,500.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Second Home
 20,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
 95,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 56,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 38,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 43,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 2 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/1 Year                 Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Townhouse                   Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Condo                       Refinance - Rate Term WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                3 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                3 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2-4 Family                  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     2 Family                    Refinance - Cashout   WILSHIRE 20060901

              First             Next                               Combined LTV
Origination  Payment Maturity  Payment        FICO Credit Original (with Silent
    Date      Date     Date   Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- -------- -------- ----- ----- ------ -------- ------------
20060505    20060701 20360601          27.09   730 SA1      100.00       100.00
20060428    20060601 20360501          51.19   763 SA1      100.00       100.00
20060509    20060701 20360601          43.07   796 SA1       89.04        89.04
20060609    20060801 20360701          45.95   636 PA3       80.00        80.00
20060517    20060701 20360601          41.14   738 SA1      100.00       100.00
20060523    20060701 20360601          49.25   663 SA2      100.00       100.00
20060613    20060801 20360701          43.18   686 SA1      100.00       100.00
20060522    20060701 20360601          39.76   664 SA2      100.00       100.00
20060601    20060801 20360701          19.68   752 SA1       90.01        90.01
20060525    20060701 20360601          32.88   664 SA2       80.00        80.00
20060512    20060701 20360601          33.07   776 SA1      100.00       100.00
20060512    20060701 20360601          39.48   630 PA3       69.89        69.89
20060518    20060701 20360601          38.81   686 SA1       80.00       100.00
20060525    20060701 20360601          27.48   642 PA3       80.00        80.00
20060602    20060801 20360701          29.96   698 SA1      100.00       100.00
20060609    20060801 20360701          31.31   760 SA1      100.00       100.00
20060606    20060801 20360701          11.28   803 SA1      100.00       100.00
20060609    20060801 20360701          11.28   803 SA1      100.00       100.00
20060511    20060701 20360601          35.83   681 SA1       85.00        85.00
20060530    20060801 20360701          42.78   712 SA1      100.00       100.00
20060516    20060701 20360601          36.43   751 SA1      100.00       100.00
20060516    20060701 20360601           34.7   751 SA1      100.00       100.00
20060524    20060701 20360601          41.13   661 SA2       79.83        79.83
20060602    20060801 20360701             55   675 PA3       63.13        63.13
20060516    20060701 20360601          31.68   744 SA1      100.00       100.00
20060516    20060701 20360601          35.03   703 SA1      100.00       100.00
20060525    20060801 20360701          37.44   671 PA3       46.60        46.60
20060522    20060701 20360601          33.55   627 PA3       80.00        80.00
20060602    20060801 20360701          44.25   683 SA1       99.99        99.99
20060523    20060701 20360601          41.74   640 PA3       73.53        73.53
20060522    20060701 20360601          44.41   670 PA3       69.97        69.97
20060530    20060701 20360601          27.11   730 SA1      100.00       100.00
20060518    20060701 20360601          35.42   752 SA1      100.00       100.00
20060531    20060701 20360601          45.94   719 SA1      100.00       100.00
20060531    20060701 20360601             44   671 SA2       79.94        99.92
20060525    20060701 20360601           48.8   644 PA3       37.88        37.88
20060623    20060801 20360701          41.93   684 SA1      100.00       100.00
20060525    20060701 20360601          54.04   626 PA3       55.90        65.84
20060531    20060701 20360601          35.48   701 PA2       80.00        80.00
20060612    20060801 20360701          42.02   668 SA2       89.20        89.20
20060619    20060801 20360701          46.89   664 SA2      100.00       100.00
20060530    20060701 20360601          36.58   751 PA1       70.00        70.00
20060605    20060701 20360601          40.24   775 SA1      100.00       100.00
20060624    20060801 20360701          26.77   647 PA3       80.00        80.00
20060614    20060801 20360701          23.93   708 PA2       58.49        58.49
20060619    20060801 20360701          28.13   672 PA3       80.00        80.00
20060613    20060801 20360701          20.44   671 SA2       77.78        77.78
20060606    20060801 20360701          46.76   816 SA1      100.00       100.00
20060606    20060801 20360701          39.54   665 SA2       95.00        95.00
20060605    20060801 20360701          43.65   719 SA1      100.00       100.00
20060601    20060801 20360701          52.49   678 SA2      100.00       100.00
20060531    20060701 20360601          50.38   691 SA1      100.00       100.00
20060620    20060801 20360701          38.13   704 SA1      100.00       100.00
20060613    20060801 20360701          45.51   741 SA1      100.00       100.00
20060608    20060801 20360701          47.94   757 SA1      100.00       100.00
20060621    20060801 20360701          53.51   643 PA3       77.59        77.59
20060524    20060701 20210601          25.08   677 SA2      100.00       100.00
20060623    20060801 20210701          44.27   667 SA2       85.00        85.00
20060705    20060901 20360801           47.4   624 PA3       70.00        70.00
20060607    20060801 20210701          40.56   663 SA2       16.56        16.56
20060619    20060801 20210701          36.16   726 PA1       71.03        71.03
20060623    20060801 20210701          48.05   660 PA3       55.56        55.56
20060531    20060701 20360601          40.81   636 PA3       42.86        42.86
20060613    20060801 20360701          44.42   702 PA2       80.00        80.00
20060602    20060801 20360701           49.5   644 PA3       65.29        65.29
20060622    20060801 20360701          15.92   657 PA3       80.00        80.00
20060606    20060801 20360701          39.28   636 PA3       80.00        80.00
20060621    20060801 20360701           51.9   660 SA2       90.00        90.00
20060622    20060801 20360701          44.33   713 PA2       80.00       100.00
20060515    20060701 20360601          44.11   687 PA2       80.00       100.00
20060628    20060801 20360701          54.93   695 SA1       85.00        85.00
20060705    20060901 20360801          42.99   623 PA3       80.00       100.00
20060531    20060701 20360601          44.78   664 SA2       90.00        90.00
20060711    20060901 20360801          42.95   683 SA1       85.00        85.00
20060531    20060701 20360601          38.88   640 PA3       80.00       100.00
20060707    20060901 20360801           33.8   721 PA1       80.00       100.00
20060630    20060801 20360701          33.84   638 PA3       80.00        90.00
20060711    20060901 20360801          39.57   671 PA3       75.47       100.00
20060712    20060901 20360801          45.42   664 PA3       80.00       100.00
20060531    20060701 20360601          30.47   649 PA3       78.26        78.26
20060711    20060901 20360801          47.14   665 PA3       80.00       100.00
20060711    20060901 20360801          46.91   672 PA3       71.72       100.00
20060707    20060901 20360801          46.94   682 SA1       90.00        90.00
20060711    20060901 20210801          30.62   621 PA3       75.59        75.59
20060601    20060801 20360701          54.93   640 PA3       80.00        80.00
20060531    20060701 20360601          43.14   697 PA2       80.00       100.00
20060630    20060801 20360701          37.24   642 PA3       79.18       100.00
20060713    20060901 20360801          45.06   748 SA1       84.00        84.00
20060712    20060901 20360801          42.17   687 PA2       80.00       100.00
20060713    20060901 20360801          44.64   766 PA1       78.08       100.00
20060712    20060901 20360801          47.69   655 PA3       80.00       100.00
20060718    20060901 20360801          41.53   666 PA3       76.22       100.00
20060714    20060901 20360801          11.93   707 PA2       78.00        78.00
20060717    20060901 20360801          46.78   626 PA3       74.84       100.00
20060714    20060901 20360801          39.65   665 PA3       79.46       100.00
20060718    20060901 20360801          22.28   742 PA1       79.82       100.00
20060713    20060901 20360801          41.55   775 PA1       80.00       100.00
20060718    20060901 20360801          42.52   676 SA2       90.00        90.00
20060621    20060801 20360701          45.57   697 SA1       95.00        95.00
20060626    20060801 20360701          36.15   640 PA3       80.00        80.00
20060718    20060901 20360801          42.68   670 PA3       74.12        74.12
20060623    20060801 20360701          43.27   678 PA3       80.00        80.00
20060714    20060901 20360801          33.94   751 PA1       80.00        80.00
20060714    20060901 20360801          49.15   712 SA1       95.00        95.00
20060703    20060901 20360801          39.67   653 PA3       80.00        80.00
20060713    20060901 20360801          36.27   669 PA3       75.89        75.89
20060720    20060901 20360801          46.21   686 PA2       80.00       100.00
20060714    20060901 20360801          44.74   625 PA3       71.43        71.43
20060717    20060901 20360801              0   649 PA3       47.22        47.22
20060713    20060901 20360801          49.54   687 SA1       85.00        85.00
20060717    20060901 20360801          49.77   638 PA3       74.93        74.93
20060725    20060901 20360801          49.56   730 PA1       66.04        66.04
20060718    20060901 20360801          48.55   671 PA3       60.08        60.08
20060720    20060901 20360801          41.78   638 PA3       80.00        80.00
20060712    20060901 20360801          25.17   671 PA3       65.00        65.00
20060711    20060901 20360801          50.32   710 SA1       90.00        90.00
20060629    20060801 20360701          41.04   676 SA2      100.00       100.00
20060707    20060901 20360801          41.42   704 SA1      100.00       100.00
20060629    20060801 20360701          48.27   666 SA2      100.00       100.00
20060717    20060901 20360801          31.65   691 SA1      100.00       100.00
20060714    20060901 20360801          44.77   755 SA1      100.00       100.00
20060714    20060901 20360801          37.49   661 SA2       95.00        95.00
20060710    20060901 20360801          40.76   671 PA3       80.00       100.00
20060710    20060901 20360801          36.39   678 SA2       85.00        85.00
20060628    20060801 20360701          50.03   642 PA3       80.00       100.00
20060725    20060901 20360801              0   699 PA2       80.00        80.00
20060719    20060901 20360801          52.96   679 PA3       74.47        74.47
20060718    20060901 20360801          40.49   667 SA2       90.00        90.00
20060714    20060901 20360801              0   656 PA3       80.00        80.00
20060713    20060901 20360801          34.76   770 SA1       95.00        95.00
20060711    20060901 20360801              0   723 PA1       80.00        80.00
20060710    20060901 20360801          45.02   631 PA3       80.00       100.00
20060707    20060901 20360801          43.59   659 PA3       80.00       100.00
20060707    20060901 20360801          43.79   706 SA1       85.00        85.00
20060505    20060701 20360601          50.46   687 PA2       76.30        76.30
20060630    20060801 20360701          37.56   680 SA1       85.00        85.00
20060706    20060901 20360801           28.6   689 PA2       80.00       100.00
20060627    20060801 20360701          48.86   734 PA1       80.00       100.00
20060717    20060901 20360801          44.26   661 PA3       80.00       100.00
20060711    20060901 20360801          49.06   710 PA2       80.00       100.00
20060726    20060901 20360801          40.17   657 PA3       74.99        74.99
20060706    20060901 20360801          33.18   710 SA1       81.00        81.00
20060630    20060901 20360801             48   677 SA2       91.34        91.34
20060726    20060901 20360801             34   664 SA2       90.00        90.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
2 MONTHS INTEREST                                                  36 WI
NO PENALTY                                                          0 OH
NO PENALTY                                                          0 OH
NO PENALTY                                                          0 TX
NO PENALTY                                                          0 GA
6 MONTHS INTEREST                                                  24 VA
NO PENALTY                                                          0 HI
NO PENALTY                                                          0 CT
6 MONTHS INTEREST                                                  12 WA
NO PENALTY                                                          0 FL
6 MONTHS INTEREST                                                  36 TX
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 OR
6 MONTHS INTEREST                                                  24 OR
6 MONTHS INTEREST                                                  36 IA
NO PENALTY                                                          0 FL
NO PENALTY                                                          0 IN
NO PENALTY                                                          0 IN
NO PENALTY                                                          0 FL
NO PENALTY                                                          0 IL
3%, 2%, 1%                                                         36 OH
3%, 2%, 1%                                                         36 OH
6 MONTHS INTEREST                                                  36 WA
6 MONTHS INTEREST                                                  36 CA
NO PENALTY                                                          0 MO
6 MONTHS INTEREST                                                  24 SD
6 MONTHS INTEREST                                                  12 NY
6 MONTHS INTEREST                                                  24 VA
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  36 FL
6 MONTHS INTEREST                                                  24 CA
2 MONTHS INTEREST                                                  36 MN
3%, 2%, 1%                                                         36 MI
6 MONTHS INTEREST                                                  24 FL
NO PENALTY                                                          0 MD
6 MONTHS INTEREST                                                  36 MO
6 MONTHS INTEREST                                                  24 PA
6 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 PA
NO PENALTY                                                          0 NM
6 MONTHS INTEREST                                                  24 VA
NO PENALTY                                                          0 NJ
3%, 2%, 1%                                                         36 MI
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  36 CT
NO PENALTY                                                          0 WV
NO PENALTY                                                          0 OH
NO PENALTY                                                          0 VA
6 MONTHS INTEREST                                                  24 MD
NO PENALTY                                                          0 IL
6 MONTHS INTEREST                                                  24 MD
6 MONTHS INTEREST                                                  36 CO
6 MONTHS INTEREST                                                  24 TX
2 MONTHS INTEREST                                                  36 WI
6 MONTHS INTEREST                                                  24 TX
NO PENALTY                                                          0 CA
NO PENALTY                                                         36 UT
NO PENALTY                                                         36 ID
NO PENALTY                                                          0 MO
NO PENALTY                                                         36 OH
NO PENALTY                                                         36 MN
NO PENALTY                                                         36 WI
NO PENALTY                                                         36 VT
NO PENALTY                                                         36 AZ
NO PENALTY                                                          0 IA
NO PENALTY                                                         36 MI
NO PENALTY                                                         36 OK
6 MONTHS INTEREST                                                  12 CA
2%                                                                 24 VA
5%                                                                 24 KY
2%                                                                 24 IN
5%                                                                 24 AZ
5%                                                                 36 WA
6 MONTHS INTEREST                                                  12 CA
5%                                                                 24 UT
NO PENALTY                                                         24 MD
5%                                                                 36 FL
2%                                                                 24 VA
5%                                                                 24 AZ
5%                                                                 24 AZ
NO PENALTY                                                          0 MD
NO PENALTY                                                         24 MD
5%                                                                 36 TN
5%                                                                 36 FL
NO PENALTY                                                          0 AL
5%                                                                 24 FL
5%                                                                 24 TN
NO PENALTY                                                          0 NC
1%                                                                 24 WI
NO PENALTY                                                         36 CO
5%                                                                 24 FL
5%                                                                 24 AZ
1%                                                                 24 WI
5%                                                                 24 FL
5%                                                                 36 TN
NO PENALTY                                                          0 AL
2%                                                                 24 IN
1%                                                                 24 GA
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 NJ
6 MONTHS INTEREST                                                  36 PA
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  24 CA
3%                                                                 24 NY
6 MONTHS INTEREST                                                  24 NY
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
5%                                                                 36 KY
5%                                                                 36 KY
1%                                                                 36 GA
2%                                                                 36 MO
NO PENALTY                                                         24 TN
NO PENALTY                                                          0 GA
NO PENALTY                                                         24 WA
NO PENALTY                                                         36 WA
NO PENALTY                                                         24 AZ
NO PENALTY                                                          0 PA
NO PENALTY                                                         36 ID
NO PENALTY                                                         24 PA
NO PENALTY                                                          0 OK
NO PENALTY                                                         36 PA
NO PENALTY                                                         36 MA
NO PENALTY                                                         24 CO
NO PENALTY                                                         36 PA
NO PENALTY                                                         36 PA
5%                                                                 36 FL
1%                                                                 24 MI
NO PENALTY                                                         24 NV
NO PENALTY                                                         24 AZ
NO PENALTY                                                         24 MO
NO PENALTY                                                         24 FL
NO PENALTY                                                          0 NJ
NO PENALTY                                                          0 MN
NO PENALTY                                                          0 NY
NO PENALTY                                                         12 NY

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   54880   8.625  8.125    8.625     0.500         3       360        0        0      360       357     1
   44256   8.500  8.000    8.500     0.500         4       360        0        0      360       356     1
   44236   9.250  8.750    9.250     0.500         3       360        0        0      360       357     1
   77706   7.250  6.750    7.250     0.500         2       360        0        0      360       358     1
   30106   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   23464   8.375  7.875    8.375     0.500         3       360        0        0      360       357     1
   96822   8.875  8.375    8.875     0.500         2       360        0        0      360       358     2
    6776   8.875  8.375    8.875     0.500         3       360       57       60      360       357     1
   98632   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   33015   7.625  7.125    7.625     0.500         3       360        0        0      360       357     1
   79936   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   20769   8.125  7.625    8.125     0.500         3       360        0        0      360       357     2
   97304   7.875  7.375    7.875     0.500         3       360        0        0      360       357     2
   97023   7.625  7.125    7.625     0.500         3       360       57       60      360       357     1
   50317   8.000  7.500    8.000     0.500         2       360        0        0      360       358     1
   32310   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   46074   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   46222   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   34743   9.500  9.000    9.500     0.500         3       360        0        0      360       357     1
   61701   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   45331   8.500  8.000    8.500     0.500         3       360        0        0      360       357     2
   45331   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
   98661   7.500  7.000    7.500     0.500         3       480        0        0      360       357     1
   92104   7.250  6.750    7.250     0.500         2       360        0        0      360       358     2
   64119   8.750  8.250    8.750     0.500         3       360        0        0      360       357     1
   57401   9.000  8.500    9.000     0.500         3       360        0        0      360       357     1
   12603   8.250  7.750    8.250     0.500         2       360        0        0      360       358     1
   23692   7.375  6.875    7.375     0.500         3       360        0        0      360       357     1
   61111   9.125  8.625    9.125     0.500         2       360        0        0      360       358     2
   32404   7.625  7.125    7.625     0.500         3       360        0        0      360       357     1
   93035   6.750  6.250    6.750     0.500         3       360        0        0      360       357     1
   55746   8.875  8.375    8.875     0.500         3       360        0        0      360       357     1
   48080   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
   32826   8.875  8.375    8.875     0.500         3       360        0        0      360       357     1
   21794   8.750  8.250    8.750     0.500         3       360       57       60      360       357     2
   63129   7.875  7.375    7.875     0.500         3       360        0        0      360       357     1
   18325   9.250  8.750    9.250     0.500         2       360        0        0      360       358     2
   20733   6.875  6.375    6.875     0.500         3       360        0        0      360       357     2
   18054   8.875  8.375    8.875     0.500         3       360       57       60      360       357     1
   87552   8.125  7.625    8.125     0.500         2       360        0        0      360       358     2
   23462   9.625  9.125    9.625     0.500         2       360       58       60      360       358     1
    8046   7.875  7.375    7.875     0.500         3       360        0        0      360       357     1
   48066   8.500  8.000    8.500     0.500         3       360        0        0      360       357     1
    8701   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
    6790   7.375  6.875    7.375     0.500         2       360        0        0      360       358     1
   25414   8.625  8.125    8.625     0.500         2       360        0        0      360       358     1
   45822   7.000  6.500    7.000     0.500         2       360        0        0      360       358     1
   23503   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   21078   8.750  8.250    8.750     0.500         2       360       58       60      360       358     1
   62088   9.000  8.500    9.000     0.500         2       360        0        0      360       358     1
   20601   8.500  8.000    8.500     0.500         2       360        0        0      360       358     1
   80917   8.375  7.875    8.375     0.500         3       360        0        0      360       357     1
   76549   9.000  8.500    9.000     0.500         2       360        0        0      360       358     1
   53208   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   76012   8.750  8.250    8.750     0.500         2       360        0        0      360       358     1
   93311   8.375  7.875    8.375     0.500         2       360        0        0      360       358     1
   84088   7.800  7.300    7.800     0.500         3       360        0        0      180       177     2
   83654   7.500  7.000    7.500     0.500         2       360        0        0      180       178     1
   63825   8.650  8.150    8.650     0.500         1       360        0        0      360       359     1
   44149   8.750  8.250    8.750     0.500         2       360        0        0      180       178     1
   55917   7.150  6.650    7.150     0.500         2       180        0        0      180       178     1
   54228   7.200  6.700    7.200     0.500         2       360        0        0      180       178     1
    5829   8.600  8.100    8.600     0.500         3       360        0        0      360       357     1
   85273   8.150  7.650    8.150     0.500         2       360        0        0      360       358     2
   50240   7.450  6.950    7.450     0.500         2       360        0        0      360       358     2
   48203   8.050  7.550    8.050     0.500         2       360        0        0      360       358     1
   73114   8.300  7.800    8.300     0.500         2       360        0        0      360       358     2
   93309   7.825  7.325    7.825     0.500         2       360       58       60      360       358     1
   23223   8.390  7.890    8.390     0.500         2       360        0        0      360       358     1
   40502   6.890  6.390    6.890     0.500         3       360        0        0      360       357     1
   46122   7.690  7.190    7.690     0.500         2       360        0        0      360       358     1
   85023   9.140  8.640    9.140     0.500         1       360       59       60      360       359     1
   98371   7.590  7.090    7.590     0.500         3       360        0        0      360       357     1
   93535   8.190  7.690    8.190     0.500         1       360       59       60      360       359     1
   84057   7.290  6.790    7.290     0.500         3       360        0        0      360       357     1
   21244   6.840  6.340    6.840     0.500         1       360        0        0      360       359     2
   32225   6.990  6.490    6.990     0.500         2       360        0        0      360       358     1
   20191   8.040  7.540    8.040     0.500         1       360       59       60      360       359     2
   85040   6.940  6.440    6.940     0.500         1       360       59       60      360       359     1
   85035   7.340  6.840    7.340     0.500         3       360       57       60      360       357     1
   20763   8.390  7.890    8.390     0.500         1       480        0        0      360       359     2
   21045   7.940  7.440    7.940     0.500         1       360       59       60      360       359     1
   37221   8.040  7.540    8.040     0.500         1       480        0        0      360       359     1
   32209   7.990  7.490    7.990     0.500         1       360        0        0      180       179     1
   36784   7.360  6.860    7.360     0.500         2       360        0        0      360       358     1
   33313   7.140  6.640    7.140     0.500         3       360       57       60      360       357     1
   37115   8.140  7.640    8.140     0.500         2       480        0        0      360       358     1
   27262   8.440  7.940    8.440     0.500         1       360        0        0      360       359     1
   53704   7.990  7.490    7.990     0.500         1       480        0        0      360       359     1
   80239   6.640  6.140    6.640     0.500         1       360       59       60      360       359     1
   33428   8.840  8.340    8.840     0.500         1       480        0        0      360       359     2
   85212   7.990  7.490    7.990     0.500         1       360       59       60      360       359     2
   53404   8.890  8.390    8.890     0.500         1       360        0        0      360       359     1
   33611   8.640  8.140    8.640     0.500         1       480        0        0      360       359     2
   37918   6.490  5.990    6.490     0.500         1       480        0        0      360       359     2
   36804   6.740  6.240    6.740     0.500         1       480        0        0      360       359     2
   46808   8.390  7.890    8.390     0.500         1       360        0        0      360       359     1
   30310   9.040  8.540    9.040     0.500         1       480        0        0      360       359     1
   20721   7.850  7.350    7.850     0.500         2       360       58       60      360       358     1
    8091   7.950  7.450    7.950     0.500         2       360        0        0      360       358     1
    8107   6.850  6.350    6.850     0.500         1       360        0        0      360       359     1
   19029   7.800  7.300    7.800     0.500         2       360        0        0      360       358     2
   33407   8.475  7.975    8.475     0.500         1       360        0        0      360       359     1
   33604   7.750  7.250    7.750     0.500         1       360       59       60      360       359     1
   95912   7.600  7.100    7.600     0.500         1       360       59       60      360       359     1
   12180   9.425  8.925    9.425     0.500         1       360        0        0      360       359     1
   11520   7.450  6.950    7.450     0.500         1       360      119      120      360       359     2
   92324   6.990  6.490    6.990     0.500         1       480        0        0      360       359     1
   93306   7.750  7.250    7.750     0.500         1       360        0        0      360       359     1
   93304   8.825  8.325    8.825     0.500         1       360        0        0      360       359     1
   92335   6.575  6.075    6.575     0.500         1       360       59       60      360       359     1
   90806   6.990  6.490    6.990     0.500         1       360       59       60      360       359     1
   92345   6.650  6.150    6.650     0.500         1       480        0        0      360       359     2
   95122   7.875  7.375    7.875     0.500         1       360       59       60      360       359     2
   92405   7.365  6.865    7.365     0.500         1       480        0        0      360       359     1
   92311   8.350  7.850    8.350     0.500         1       360        0        0      360       359     1
   41222   9.690  9.190    9.690     0.500         2       360        0        0      360       358     2
   40601   8.650  8.150    8.650     0.500         1       480        0        0      360       359     1
   30310   8.990  8.490    8.990     0.500         2       480        0        0      360       358     1
   64128   9.450  8.950    9.450     0.500         1       360        0        0      360       359     2
   38002   8.400  7.900    8.400     0.500         1       360       59       60      360       359     2
   30127   9.375  8.875    9.375     0.500         1       360        0        0      360       359     1
   98407   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   98626   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   85282   7.300  6.800    7.300     0.500         2       360       58       60      360       358     1
   17602   9.650  9.150    9.650     0.500         1       360        0        0      360       359     1
   83709   7.300  6.800    7.300     0.500         1       360        0        0      360       359     1
   15120   9.100  8.600    9.100     0.500         1       360        0        0      360       359     1
   73010   8.675  8.175    8.675     0.500         1       360        0        0      360       359     2
   15205   9.400  8.900    9.400     0.500         1       360        0        0      360       359     1
    1843   8.300  7.800    8.300     0.500         1       360        0        0      360       359     1
   81401   7.550  7.050    7.550     0.500         1       360       59       60      360       359     1
   17547   8.950  8.450    8.950     0.500         1       360        0        0      360       359     1
   19607   9.150  8.650    9.150     0.500         1       360        0        0      360       359     2
   33147   7.700  7.200    7.700     0.500         3       360        0        0      360       357     1
   48164   8.640  8.140    8.640     0.500         2       360        0        0      360       358     1
   89113   9.050  8.550    9.050     0.500         1       360       59       60      360       359     1
   85281   9.075  8.575    9.075     0.500         2       360       58       60      360       358     1
   64068   9.100  8.600    9.100     0.500         1       360        0        0      360       359     1
   34286   8.100  7.600    8.100     0.500         1       360       59       60      360       359     2
    8234   7.875  7.375    7.875     0.500         1       360        0        0      360       359     1
   55812   6.275  5.775    6.275     0.500         1       360        0        0      360       359     1
   11003   7.750  7.250    7.750     0.500         1       360        0        0      360       359     2
   14214   9.020  8.520    9.020     0.500         1       360        0        0      360       359     1

        Next Rate                         Initial Subsequent  Maximum  Months to    Rate
 Loan  Adjustment  Gross Maximum Minimum Periodic  Periodic  Lifetime  Next Rate Adjustment   Current   Original   Senior
Number    Date    Margin   Rate    Rate  Rate Cap  Rate Cap  Rate Cap Adjustment   Period     Balance    Balance  Balance
------ ---------- ------ ------- ------- -------- ---------- -------- ---------- ---------- ---------- ---------- -------
  1321   20080801  5.990  13.990   6.990    2.000      1.000    7.000         23          6 318,000.00 318,000.00      --
  1322          0     --      --      --       --         --       --          0          0 110,000.00 110,000.00      --
  1323          0     --      --      --       --         --       --          0          0 100,800.00 100,800.00      --
  1324   20080801  6.790  14.790   7.790    2.000      1.000    7.000         23          6 120,000.00 120,000.00      --
  1325          0     --      --      --       --         --       --          0          0  77,000.00  77,000.00      --
  1326          0     --      --      --       --         --       --          0          0  82,976.00  82,976.00      --
  1327   20080801  7.140  15.140   8.140    2.000      1.000    7.000         23          6 150,000.00 150,000.00      --
  1328   20080801  4.150  13.150   7.150    3.000      1.000    6.000         23          6 294,300.00 294,300.00      --
  1329   20080801  5.790  14.790   8.790    3.000      1.000    6.000         23          6  54,000.00  54,000.00      --
  1330          0     --      --      --       --         --       --          0          0 283,500.00 283,500.00      --
  1331   20090801  5.700  13.700   7.700    3.000      1.000    6.000         35          6 356,250.00 356,250.00      --
  1332          0     --      --      --       --         --       --          0          0 293,250.00 293,250.00      --
  1333   20080801  5.790  14.790   5.790    3.000      1.000    7.000         23          6 327,750.00 327,750.00      --
  1334          0     --      --      --       --         --       --          0          0 174,000.00 174,000.00      --
  1335   20080801  5.140  14.140   5.140    3.000      1.000    7.000         23          6 196,000.00 196,000.00      --
  1336   20080801  5.090  13.590   5.090    3.000      1.000    7.000         23          6 153,750.00 153,750.00      --
  1337   20090801  4.590  13.590   4.590    3.000      1.000    7.000         35          6 184,000.00 184,000.00      --
  1338   20090801  6.290  14.790   6.290    3.000      1.000    7.000         35          6 248,000.00 248,000.00      --
  1339          0     --      --      --       --         --       --          0          0 245,000.00 245,000.00      --
  1340          0     --      --      --       --         --       --          0          0  96,000.00  96,000.00      --
  1341          0     --      --      --       --         --       --          0          0 141,000.00 141,000.00      --
  1342   20090801  5.290  14.290   5.290    3.000      1.000    7.000         35          6 125,000.00 125,000.00      --
  1343   20090801  5.750  14.750   5.750    3.000      1.000    7.000         35          6 204,000.00 204,000.00      --
  1344   20080801  5.840  14.840   5.840    3.000      1.000    7.000         23          6  95,000.00  95,000.00      --
  1345   20080801  5.690  14.690   5.690    3.000      1.000    7.000         23          6 120,000.00 120,000.00      --
  1346          0     --      --      --       --         --       --          0          0  97,875.00  97,875.00      --
  1347          0     --      --      --       --         --       --          0          0 559,500.00 559,500.00      --
  1348          0     --      --      --       --         --       --          0          0 195,000.00 195,000.00      --
  1349   20080801  5.520  14.020   5.520    3.000      1.000    7.000         23          6 180,000.00 180,000.00      --
  1350   20080801  7.490  15.990   7.490    3.000      1.000    7.000         23          6 232,000.00 232,000.00      --
  1351          0     --      --      --       --         --       --          0          0  92,000.00  92,000.00      --
  1352   20080801  6.690  15.190   6.690    3.000      1.000    7.000         23          6 208,000.00 208,000.00      --
  1353          0     --      --      --       --         --       --          0          0  95,200.00  95,200.00      --
  1354          0     --      --      --       --         --       --          0          0 240,000.00 240,000.00      --
  1355   20090801  4.990  13.990   4.990    3.000      1.000    7.000         35          6 152,150.00 152,150.00      --
  1356   20080801  5.190  14.190   5.190    3.000      1.000    7.000         23          6 170,000.00 170,000.00      --
  1357          0     --      --      --       --         --       --          0          0  89,250.00  89,250.00      --
  1358   20090801  5.290  14.290   5.290    3.000      1.000    7.000         35          6  82,000.00  82,000.00      --
  1359   20080801  5.740  14.240   5.740    3.000      1.000    7.000         23          6 162,000.00 162,000.00      --
  1360          0     --      --      --       --         --       --          0          0 107,100.00 107,100.00      --
  1361          0     --      --      --       --         --       --          0          0 157,500.00 157,500.00      --
  1362          0     --      --      --       --         --       --          0          0 419,000.00 419,000.00      --
  1363          0     --      --      --       --         --       --          0          0 128,000.00 128,000.00      --
  1364          0     --      --      --       --         --       --          0          0  81,000.00  81,000.00      --
  1365          0     --      --   6.700       --         --       --          0          0 312,000.00 312,000.00      --
  1366   20080701  6.775  13.775   7.775    3.000      1.000    6.000         22          6 225,000.00 225,000.00      --
  1367          0     --      --   7.680       --         --       --          0          0 500,000.00 500,000.00      --
  1368   20080801  6.725  13.725   7.725    3.000      1.000    6.000         23          6 260,000.00 260,000.00      --
  1369   20080801  5.500  12.500   6.500    3.000      1.000    6.000         23          6 420,000.00 420,000.00      --
  1370          0     --      --      --       --         --       --          0          0 412,500.00 412,500.00      --
  1371   20080801  6.990  14.500   8.500    3.000      1.000    6.000         23          6  60,000.00  60,000.00      --
  1372   20080601  6.125  13.125   7.125    3.000      1.000    6.000         21          6 503,000.00 503,000.00      --
  1373   20080801  6.990  14.990   8.990    3.000      1.000    6.000         23          6 597,600.00 597,600.00      --
  1374   20080801  6.900  13.900   7.900    3.000      1.000    6.000         23          6 558,000.00 558,000.00      --
  1375   20080801  5.950  12.950   6.950    3.000      1.000    6.000         23          6 355,000.00 355,000.00      --
  1376   20080801  6.300  13.300   7.300    3.000      1.000    6.000         23          6 188,600.00 188,600.00      --
  1377   20080801  6.800  13.800   7.800    3.000      1.000    6.000         23          6  78,000.00  78,000.00      --
  1378          0     --      --      --       --         --       --          0          0 323,000.00 323,000.00      --
  1379   20080801  5.800  12.800   6.800    3.000      1.000    6.000         23          6 272,000.00 272,000.00      --
  1380   20080801  6.300  13.990   6.300    3.000      1.000    6.000         23          6 417,000.00 417,000.00      --
  1381   20080801  5.100  13.600   6.600    3.000      1.000    7.000         23          6 339,500.00 339,500.00      --
  1382   20080801  5.200  13.700   6.700    3.000      1.000    7.000         23          6 500,000.00 500,000.00      --
  1383          0     --      --      --       --         --       --          0          0 280,000.00 280,000.00      --
  1384   20080801  6.700  15.200   8.200    3.000      1.000    7.000         23          6 420,000.00 420,000.00      --
  1385   20080801  5.250  15.250   8.250    3.000      1.000    7.000         23          6 284,000.00 284,000.00      --
  1386   20080801  6.250  16.250   9.250    3.000      1.000    7.000         23          6 245,000.00 245,000.00      --
  1387   20080801  5.275  15.275   8.275    3.000      1.000    7.000         23          6 175,500.00 175,500.00      --
  1388   20080801  4.575  14.575   7.575    3.000      1.000    7.000         23          6 236,500.00 236,500.00      --
  1389          0     --      --      --       --         --       --          0          0 126,900.00 126,900.00      --
  1390   20080801  4.990  14.990   7.990    3.000      1.000    7.000         23          6 620,000.00 620,000.00      --
  1391   20080801  4.775  14.775   7.775    3.000      1.000    7.000         23          6 100,000.00 100,000.00      --
  1392   20080801  7.375  14.375   7.375    3.000      1.000    6.000         23          6 192,000.00 192,000.00      --
  1393   20090801  6.990  14.600   7.600    2.000      1.000    7.000         35          6 119,200.00 119,200.00      --
  1394          0     --      --      --       --         --       --          0          0 169,744.00 170,000.00      --
  1395          0     --      --      --       --         --       --          0          0  66,193.00  66,300.00      --
  1396   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6 446,250.00 446,250.00      --
  1397   20110801  2.250  13.500   2.250    5.000      1.000    5.000         59          6 192,800.00 192,800.00      --
  1398   20110701  2.250  12.750   2.250    5.000      1.000    5.000         58          6 366,824.00 366,824.00      --
  1399   20110801  2.250  13.000   2.250    5.000      1.000    5.000         59          6 151,200.00 151,200.00      --
  1400   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 154,500.00 154,500.00      --
  1401   20110701  2.250  13.125   2.250    5.000      1.000    5.000         58          6 980,000.00 980,000.00      --
  1402   20110801  2.250  12.500   2.250    5.000      1.000    5.000         59          6 384,000.00 384,000.00      --
  1403   20110801  2.250  12.375   2.250    5.000      1.000    5.000         59          6 308,000.00 308,000.00      --
  1404   20110801  2.250  12.500   2.250    5.000      1.000    5.000         59          6 199,521.00 199,521.00      --
  1405   20110701  2.250  12.375   2.250    5.000      1.000    5.000         58          6 101,264.00 101,264.00      --
  1406   20110801  2.250  13.875   2.250    5.000      1.000    5.000         59          6 161,700.00 161,700.00      --
  1407   20110801  2.250  13.250   2.250    5.000      1.000    5.000         59          6 301,500.00 301,500.00      --
  1408   20110901  2.250  13.500   2.250    5.000      1.000    5.000         60          6 280,000.00 280,000.00      --
  1409   20110801  2.250  13.375   2.250    5.000      1.000    5.000         59          6 121,600.00 121,600.00      --
  1410   20110701  2.250  13.000   2.250    5.000      1.000    5.000         58          6 468,000.00 468,000.00      --
  1411   20110901  2.250  13.125   2.250    5.000      1.000    5.000         60          6 280,000.00 280,000.00      --
  1412   20110701  2.250  13.125   2.250    5.000      1.000    5.000         58          6 281,736.00 281,736.00      --
  1413   20110801  2.250  13.625   2.250    5.000      1.000    5.000         59          6 480,000.00 480,000.00      --
  1414   20110701  2.250  13.250   2.250    5.000      1.000    5.000         58          6 156,000.00 156,000.00      --
  1415   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 140,000.00 140,000.00      --
  1416   20110701  2.250  13.500   2.250    5.000      1.000    5.000         58          6 276,792.00 276,792.00      --
  1417   20110801  2.250  13.000   2.250    5.000      1.000    5.000         59          6 140,000.00 140,000.00      --
  1418   20110601  2.250  13.000   2.250    5.000      1.000    5.000         57          6  67,920.00  67,920.00      --
  1419   20110801  2.250  13.625   2.250    5.000      1.000    5.000         59          6 172,800.00 172,800.00      --
  1420   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6 145,600.00 145,600.00      --
  1421   20110801  2.250  13.875   2.250    5.000      1.000    5.000         59          6 258,400.00 258,400.00      --
  1422   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6  50,250.00  50,250.00      --
  1423   20110801  2.250  13.875   2.250    5.000      1.000    5.000         59          6 139,920.00 139,920.00      --
  1424   20110701  2.250  12.875   2.250    5.000      1.000    5.000         58          6 102,000.00 102,000.00      --
  1425   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6  75,000.00  75,000.00      --
  1426   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6  82,500.00  82,500.00      --
  1427   20110701  2.250  13.125   2.250    5.000      1.000    5.000         58          6  83,300.00  83,300.00      --
  1428   20110801  2.250  13.375   2.250    5.000      1.000    5.000         59          6 344,000.00 344,000.00      --
  1429   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 131,600.00 131,600.00      --
  1430   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6 320,000.00 320,000.00      --
  1431   20110801  2.250  13.625   2.250    5.000      1.000    5.000         59          6 103,200.00 103,200.00      --
  1432   20110701  2.250  13.500   2.250    5.000      1.000    5.000         58          6  78,375.00  78,375.00      --
  1433   20110801  2.250  12.875   2.250    5.000      1.000    5.000         59          6 151,200.00 151,200.00      --
  1434   20110801  2.250  13.250   2.250    5.000      1.000    5.000         59          6 114,000.00 114,000.00      --
  1435   20110701  2.250  13.125   2.250    5.000      1.000    5.000         58          6  73,645.00  73,645.00      --
  1436   20110801  2.250  12.875   2.250    5.000      1.000    5.000         59          6 115,500.00 115,500.00      --
  1437   20110801  2.250  13.750   2.250    5.000      1.000    5.000         59          6 332,000.00 332,000.00      --
  1438   20110701  2.250  13.625   2.250    5.000      1.000    5.000         58          6 328,000.00 328,000.00      --
  1439   20110801  2.250  13.375   2.250    5.000      1.000    5.000         59          6  62,400.00  62,400.00      --
  1440   20110901  2.250  12.750   2.250    5.000      1.000    5.000         60          6 136,500.00 136,500.00      --
  1441   20110801  2.250  12.375   2.250    5.000      1.000    5.000         59          6 134,925.00 134,925.00      --
  1442   20110801  2.250  13.500   2.250    5.000      1.000    5.000         59          6  92,250.00  92,250.00      --
  1443   20110801  2.250  13.875   2.250    5.000      1.000    5.000         59          6 116,000.00 116,000.00      --
  1444   20110801  2.250  13.875   2.250    5.000      1.000    5.000         59          6 120,000.00 120,000.00      --
  1445   20110801  2.250  12.500   2.250    5.000      1.000    5.000         59          6 160,000.00 160,000.00      --
  1446   20110801  2.250  12.375   2.250    5.000      1.000    5.000         59          6  80,000.00  80,000.00      --
  1447   20110901  2.250  13.500   2.250    5.000      1.000    5.000         60          6 271,000.00 271,000.00      --
  1448   20110801  2.250  13.625   2.250    5.000      1.000    5.000         59          6 483,600.00 483,600.00      --
  1449   20110801  2.250  12.000   2.250    5.000      1.000    5.000         59          6  87,200.00  87,200.00      --
  1450   20110801  2.250  12.250   2.250    5.000      1.000    5.000         59          6 218,000.00 218,000.00      --
  1451   20110701  2.250  12.500   2.250    5.000      1.000    5.000         58          6 107,600.00 107,600.00      --
  1452   20110701  2.250  12.750   2.250    5.000      1.000    5.000         58          6  76,974.00  76,974.00      --
  1453   20110801  2.250  13.375   2.250    5.000      1.000    5.000         59          6  76,500.00  76,500.00      --
  1454   20110701  2.250  13.750   2.250    5.000      1.000    5.000         58          6 216,000.00 216,000.00      --
  1455   20110701  2.250  11.875   2.250    5.000      1.000    5.000         58          6 208,000.00 208,000.00      --
  1456   20110801  2.250  13.250   2.250    5.000      1.000    5.000         59          6 188,000.00 188,000.00      --
  1457   20110801  2.250  12.875   2.250    5.000      1.000    5.000         59          6 414,286.00 414,286.00      --
  1458   20110501  2.250  13.000   2.250    5.000      1.000    5.000         56          6  68,000.00  68,000.00      --
  1459   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 417,791.00 417,791.00      --
  1460   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 180,800.00 180,800.00      --
  1461   20110701  2.250  12.875   2.250    5.000      1.000    5.000         58          6 284,000.00 284,000.00      --
  1462   20110801  2.250  12.000   2.250    5.000      1.000    5.000         59          6 155,500.00 155,500.00      --
  1463   20110801  2.250  13.125   2.250    5.000      1.000    5.000         59          6 240,000.00 240,000.00      --
  1464   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 140,000.00 140,000.00      --
  1465   20110801  2.250  13.250   2.250    5.000      1.000    5.000         59          6 152,000.00 152,000.00      --
  1466   20110601  5.000  12.750   5.000    5.000      1.000    5.000         57          6 233,920.00 233,920.00      --
  1467   20110801  2.250  13.500   2.250    5.000      1.000    5.000         59          6 219,992.00 219,992.00      --
  1468   20110801  2.250  12.875   2.250    5.000      1.000    5.000         59          6 145,995.00 145,995.00      --
  1469   20110701  2.250  13.625   2.250    5.000      1.000    5.000         58          6  96,000.00  96,000.00      --
  1470   20110701  2.250  13.375   2.250    5.000      1.000    5.000         58          6 116,000.00 116,000.00      --
  1471   20110701  2.250  13.125   2.250    5.000      1.000    5.000         58          6 141,040.00 141,040.00      --
  1472   20110801  2.250  12.750   2.250    5.000      1.000    5.000         59          6 313,600.00 313,600.00      --
  1473   20110701  2.250  12.500   2.250    5.000      1.000    5.000         58          6 341,600.00 341,600.00      --
  1474   20110801  2.250  12.500   2.250    5.000      1.000    5.000         59          6 168,000.00 168,000.00      --
  1475   20110701  2.250  13.375   2.250    5.000      1.000    5.000         58          6 408,000.00 408,000.00      --
  1476   20110801  2.250  12.500   2.250    5.000      1.000    5.000         59          6 160,000.00 160,000.00      --
  1477   20110701  2.250  12.250   2.250    5.000      1.000    5.000         58          6 153,600.00 153,600.00      --
  1478   20110801  2.250  13.375   2.250    5.000      1.000    5.000         59          6 402,750.00 402,750.00      --
  1479   20110601  2.250  12.750   2.250    5.000      1.000    5.000         57          6  50,001.00  50,001.00      --
  1480   20110601  2.250  13.500   2.250    5.000      1.000    5.000         57          6  86,250.00  86,250.00      --
  1481   20110701  2.250  12.875   2.250    5.000      1.000    5.000         58          6 276,000.00 276,000.00      --
  1482   20110701  2.250  13.375   2.250    5.000      1.000    5.000         58          6 116,000.00 116,000.00      --
  1483   20110601  2.250  13.500   2.250    5.000      1.000    5.000         57          6 100,000.00 100,000.00      --
  1484   20110701  2.250  12.250   2.250    5.000      1.000    5.000         58          6 166,320.00 166,320.00      --
  1485   20110801  2.250  12.625   2.250    5.000      1.000    5.000         59          6 712,323.00 712,323.00      --
  1486   20110601  2.250  12.500   2.250    5.000      1.000    5.000         57          6 740,000.00 740,000.00      --

  Junior   Adjustment   Balloon     Documentation       Index           Interest-Only       Lien    Occupancy
  Balance     Type        Flag           Level           Type             Indicator       Position     Type
---------- ---------- ----------- ---------------- --------------- ---------------------- -------- -----------
  1,804.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
  1,140.00 Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
 25,200.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 30,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Stated           Fixed Rate      Principal and Interest 1st Lien Primary
 20,744.00 Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
  1,060.00 ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 46,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 62,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
  8,992.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 33,750.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
 68,010.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 20,999.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 53,009.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 17,850.00 Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
 10,000.00 ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
     63.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Investment
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Lite             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Balloon     Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
  1,485.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Stated           Fixed Rate      Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 71,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Full             Libor - 6 Month Principal and Interest 1st Lien Primary
  1,544.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Balloon     Full             Libor - 6 Month Principal and Interest 1st Lien Primary
        -- Fixed Rate Balloon     Full             Fixed Rate      Principal and Interest 1st Lien Primary
        -- Fixed Rate Non-Balloon Full             Fixed Rate      Principal and Interest 1st Lien Primary
148,750.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 48,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 91,706.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 64,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 51,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
245,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 48,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 77,000.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 55,267.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 25,316.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
117,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 70,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 70,434.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
120,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 39,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 35,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 69,198.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 35,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 16,980.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Second Home
 64,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 13,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 26,235.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 13,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 20,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 22,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 29,750.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 64,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 37,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 40,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 25,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 20,900.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 43,200.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 30,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 28,325.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 30,800.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 41,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 41,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 11,700.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 39,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 35,980.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Investment
 24,600.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 21,750.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 24,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 30,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 50,819.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 60,450.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 21,800.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Investment
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 26,900.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 25,658.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 20,400.00 ARM        Non-Balloon Full             Libor - 6 Month Interest Only          1st Lien Primary
 54,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 52,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 47,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
177,551.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 17,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
149,211.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 33,900.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 71,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 60,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 35,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 38,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 58,480.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 54,998.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 36,499.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 24,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 29,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 35,260.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 78,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 85,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 42,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
102,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 38,400.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
 75,180.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary
        -- ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
 23,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 34,500.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
 21,750.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Investment
 18,750.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Investment
 41,580.00 ARM        Non-Balloon Stated           Libor - 6 Month Principal and Interest 1st Lien Primary
178,081.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Second Home
185,000.00 ARM        Non-Balloon Stated           Libor - 6 Month Interest Only          1st Lien Primary

      PMI                     Product                         Property                                          Cut-Off
    Company                     Type                            Type                    Purpose       Servicer    Date
--------------- ----------------------------------- --------------------------- --------------------- -------- --------
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo                       Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Balloon - 30/40                     PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Condo                       Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 20 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 15 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 30/40                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 4 Family                    Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) 2 Family                    Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month (40 due in 30) Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Condo - Low Rise <5 floors  Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 2 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 3 Year/6 Month (40 due in 30) Condo                       Refinance - Cashout   WILSHIRE 20060901
No Insurance    Balloon - 15/30                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    Fixed - 30 Year                     Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Rate Term WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                2-4 Family                  Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                2-4 Family                  Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                2-4 Family                  Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Refinance - Cashout   WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Condo                       Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                PUD                         Purchase              WILSHIRE 20060901
No Insurance    ARM - 5 Year/6 Month                Single Family Residence     Purchase              WILSHIRE 20060901

              First              Next                               Combined LTV
Origination  Payment Maturity   Payment        FICO Credit Original (with Silent
    Date      Date     Date    Due Date  DTI  Score  Grade    LTV     Seconds)
----------- -------- --------  -------- ----- ----- ------ -------- ------------
20060701    20060901 20360801              42   629 PA3       77.56        78.00
20060701    20060901 20360801              39   622 PA3       38.60        39.00
20060701    20060901 20360801              50   620 PA3       80.00       100.00
20060701    20060901 20360801              46   629 PA3       80.00       100.00
20060701    20060901 20360801              46   671 PA3       70.00        70.00
20060701    20060901 20360801              30   630 PA3       80.00       100.00
20060701    20060901 20360801              24   622 PA3       56.60        57.00
20060726    20060901 20360801           54.45   715 SA1       90.00        90.00
20060731    20060901 20360801           29.87   629 PA3       71.05        71.05
20060726    20060901 20360801              44   752 SA1       89.15        89.15
20060731    20060901 20360801           54.34   664 SA2       95.00        95.00
20060726    20060901 20360801           49.92   742 SA1       85.00        85.00
20060717    20060901 20360801           46.36   686 SA1       95.00        95.00
20060712    20060901 20360801           40.68   687 SA1      100.00       100.00
20060726    20060901 20360801           25.59   623 PA3       73.96        73.96
20060714    20060901 20360801           43.15   712 PA2       75.00        75.00
20060714    20060901 20360801           32.56   669 PA3       80.00       100.00
20060718    20060901 20360801            37.9   649 PA3       80.00       100.00
20060720    20060901 20360801           37.66   761 SA1       96.46       100.00
20060721    20060901 20360801           48.03   695 SA1      100.00       100.00
20060722    20060901 20360801           53.49   705 SA1      100.00       100.00
20060724    20060901 20360801           47.79   708 SA1      100.00       100.00
20060724    20060901 20360801            49.4   677 SA2      100.00       100.00
20060726    20060901 20360801           32.14   695 PA2       63.33        63.33
20060719    20060901 20360801           49.51   717 PA2       74.07        74.07
20060720    20060901 20360801           21.68   626 PA3       75.00        75.00
20060721    20060901 20360801           37.38   625 PA3       75.00        75.00
20060726    20060901 20360801           42.61   693 PA2       75.00        75.00
20060712    20060901 20360801           47.65   704 PA2       80.00        95.00
20060712    20060901 20360801           44.47   621 PA3       77.33       100.00
20060714    20060901 20360801           48.53   677 PA3       80.00        98.26
20060714    20060901 20360801            48.7   664 PA3       79.69       100.00
20060720    20060901 20360801           45.09   731 PA1       80.00        95.00
20060726    20060901 20360801           30.88   704 PA2       80.00        80.00
20060714    20060901 20360801           26.99   777 SA1       85.00        85.00
20060714    20060901 20360801           54.72   668 SA2       85.00        85.00
20060721    20060901 20360801           36.76   680 SA1       85.00        85.00
20060713    20060901 20360801            40.1   725 SA1       89.13       100.00
20060717    20060901 20360801           49.09   717 SA1       90.00        90.00
20060724    20060901 20360801           28.05   677 SA2       90.00        90.00
20060726    20060901 20360801           36.28   696 SA1       90.00        90.00
20060720    20060901 20360801           52.86   685 SA1       94.16        94.16
20060721    20060901 20260801           46.09   742 SA1      100.00       100.00
20060726    20060901 20210801           40.38   663 SA2       90.00        90.00
20060601    20060801 20360701            39.1   695 SA1       84.32        84.32
20060601    20060801 20360701           24.74   623 PA3       78.95        78.95
20060601    20060801 20360701           28.66   644 PA3       78.13        78.13
20060701    20060901 20360801           48.51   620 PA3       79.88        79.88
20060701    20060901 20360801           49.16   643 PA3       75.00        75.00
20060701    20060901 20360801           44.63   676 PA3       75.00        75.00
20060701    20060901 20360801           49.52   706 PA2       80.00        80.00
20060501    20060701 20360601            41.4   723 PA1       79.71        79.72
20060701    20060901 20360801           54.95   663 SA2       90.00        90.00
20060701    20060901 20360801           43.41   666 SA2       86.51        86.51
20060701    20060901 20360801           48.16   647 PA3       64.90        64.90
20060701    20060901 20360801           34.23   671 SA2       82.00        82.00
20060701    20060901 20360801           32.49   679 PA3       50.00        50.00
20060701    20060901 20360801           54.99   655 PA3       55.69        55.69
20060701    20060901 20360801           32.74   677 PA3       80.00        80.00
20060701    20060901 20360801            45.4   679 SA2       92.67        93.00
20060721    20060901 20360801           38.99   746 PA1       71.47        71.47
20060725    20060901 20360801           48.55   623 PA3       60.61        60.61
20060713    20060901 20360801           30.95   671 PA3       80.00        80.00
20060727    20060901 20360801           49.79   704 SA1      100.00       100.00
20060713    20060901 20360801           45.69   646 PA3       80.00       100.00
20060725    20060901 20360801           24.31   723 SA1      100.00       100.00
20060727    20060901 20360801           45.59   709 SA1       90.00        90.00
20060724    20060901 20360801           43.69   640 PA3       59.13        59.13
20060724    20060901 20360801           35.93   666 SA2      100.00       100.00
20060727    20060901 20360801           41.66   660 SA2       88.57        88.57
20060713    20060901 20360801           29.13   800 PA1       80.00        80.00
20060701    20060901 20360801            55.2   634 PA3       78.37        79.00
20060701    20060901 20360801              30   655 PA3       80.00        80.00
20060525    20060701 20210601            46.6   623 PA3       75.56        75.56
20060523    20060701 20360601           42.62   694 SA1       82.88        82.88
20060727    20060901 20360801           44.96   642 PA3       75.00       100.00
20060725    20060901 20360801            45.9   628 PA3       80.00       100.00
20060616    20060801 20360701           44.95   689 PA2       80.00       100.00
20060713    20060901 20360801           46.16   690 PA2       70.00       100.00
20060719    20060901 20360801           47.26   673 PA3       75.00       100.00
20060623    20060801 20360701            47.3   749 PA1       80.00       100.00
20060726    20060901 20360801           47.57   656 PA3       80.00        90.00
20060728    20060901 20360801           48.68   712 PA2       80.00       100.00
20060731    20060901 20360801           49.02   766 PA1       70.00        89.39
20060629    20060801 20360701           54.53   667 PA3       80.00       100.00
20060710    20060901 20360801           48.65   657 PA3       78.88        78.88
20060731    20060901 20360801           43.41   796 SA1       90.00        90.00
20060807    20061001 20360901           36.76   645 PA3       80.00        80.00
20060731    20060901 20360801           41.94   726 PA1       80.00        80.00
20060622    20060801 20360701           37.06   744 PA1       80.00       100.00
20060802    20061001 20360901           38.38   727 PA1       80.00       100.00
20060623    20060801 20360701           40.05   803 PA1       80.00       100.00
20060717    20060901 20360801           42.12   699 PA2       80.00       100.00
20060630    20060801 20360701           42.93   693 PA2       80.00       100.00
20060728    20060901 20360801           43.36   704 PA2       80.00       100.00
20060630    20060801 20360701           46.93   688 PA2       80.00       100.00
20060731    20060901 20360801           47.54   689 PA2       80.00       100.00
20060526    20060701 20360601           52.04   691 PA2       80.00       100.00
20060728    20060901 20360801           44.58   707 PA2       80.00        80.00
20060721    20060901 20360801           47.88   691 PA2       80.00        80.00
20060712    20060901 20360801           21.69   703 PA2       80.00       100.00
20060720    20060901 20360801           26.23   675 PA3       75.00        95.00
20060707    20060901 20360801           29.14   735 PA1       80.00        95.00
20060628    20060801 20360701           29.82   718 PA2       75.00        85.00
20060720    20060901 20360801           30.96   676 PA3       75.00        95.00
20060720    20060901 20360801           31.62   676 PA3       75.00        95.00
20060628    20060801 20360701           31.82   676 PA3       70.00        95.00
20060717    20060901 20360801            32.2   707 PA2       80.00        95.00
20060726    20060901 20360801           32.79   626 PA3       70.00        90.00
20060724    20060901 20360801           33.82   672 PA3       80.00        90.00
20060725    20060901 20360801           34.43   749 PA1       80.00       100.00
20060622    20060801 20360701           35.61   676 PA3       75.00        95.00
20060714    20060901 20360801           36.38   632 PA3       70.00        90.00
20060719    20060901 20360801           37.47   670 PA3       75.00        95.00
20060628    20060801 20360701           38.57   635 PA3       65.00        90.00
20060728    20060901 20360801           38.97   712 PA2       75.00        95.00
20060724    20060901 20360801           39.56   674 PA3       80.00        90.00
20060626    20060801 20360701           39.58   662 PA3       80.00        90.00
20060718    20060901 20360801           39.65   685 PA2       80.00        95.00
20060802    20061001 20360901           40.24   624 PA3       70.00        90.00
20060731    20060901 20360801           41.03   674 PA3       75.00        95.00
20060724    20060901 20360801           41.73   658 PA3       75.00        95.00
20060720    20060901 20360801           43.75   663 PA3       80.00        95.00
20060713    20060901 20360801           43.87   623 PA3       75.00        90.00
20060727    20060901 20360801           44.51   708 PA2       80.00        95.00
20060719    20060901 20360801           48.15   620 PA3       52.63        52.63
20060802    20061001 20360901           48.85   672 PA3       79.99        94.99
20060726    20060901 20360801           49.34   680 PA2       80.00        90.00
20060721    20060901 20360801           50.14   660 PA3       80.00       100.00
20060706    20060901 20360801           39.32   698 PA2       58.13        58.13
20060626    20060801 20360701           23.93   723 PA1       80.00       100.00
20060630    20060801 20360701           27.96   663 PA3       75.00       100.00
20060711    20060901 20360801           30.46   629 PA3       75.00        95.00
20060629    20060801 20360701           32.45   640 PA3       80.00       100.00
20060629    20060801 20360701           33.47   656 PA3       80.00       100.00
20060726    20060901 20360801           36.71   626 PA3       80.00       100.00
20060703    20060901 20360801           37.14   683 PA2       70.00       100.00
20060427    20060601 20360501           37.76   649 PA3       80.00       100.00
20060728    20060901 20360801           38.99   731 PA1       70.00        95.00
20060728    20060901 20360801           39.58   706 PA2       80.00        95.00
20060630    20060801 20360701           39.82   758 PA1       80.00       100.00
20060728    20060901 20360801           40.09   666 PA3       69.73        69.73
20060719    20060901 20360801           41.57   690 PA2       80.00       100.00
20060725    20060901 20360801           41.57   717 PA2       80.00       100.00
20060731    20060901 20360801           41.62   622 PA3       80.00       100.00
20060516    20060701 20360601           41.84   627 PA3       80.00       100.00
20060717    20060901 20360801           42.09   669 PA3       80.00       100.00
20060731    20060901 20360801           42.31   709 PA2       80.00       100.00
20060626    20060801 20360701           42.53   624 PA3       80.00       100.00
20060630    20060801 20360701           42.55   632 PA3       80.00       100.00
20060621    20060801 20360701           42.77   725 PA1       80.00       100.00
20060711    20060901 20360801           42.94   657 PA3       80.00       100.00
20060630    20060801 20360701           43.74   696 PA2       80.00       100.00
20060731    20060901 20360801           43.94   702 PA2       80.00       100.00
20060628    20060801 20360701           43.98   644 PA3       80.00       100.00
20060705    20060901 20360801           44.11   633 PA3       64.00        64.00
20060627    20060801 20360701           44.39   680 PA2       80.00       100.00
20060703    20060901 20360801           44.82   662 PA3       75.00        89.00
20060524    20060701 20360601           47.54   637 PA3       70.42        70.42
20060530    20060701 20360601           41.14   700 PA2       75.00        95.00
20060615    20060801 20360701           46.81   688 PA2       80.00        90.00
20060602    20060801 20360701           42.83   684 PA2       80.00        95.00
20060530    20060701 20360601            49.3   722 PA1       80.00        95.00
20060628    20060801 20360701              28   680 PA2       79.96        99.95
20060728    20060901 20360801           30.28   666 PA3       80.00       100.00
20060531    20060701 20360601            44.8   696 PA2       80.00       100.00

                                                           Prepayment
                                                             Penalty  Property
                       Penalty Type                          Months     State
---------------------------------------------------------- ---------- --------
NO PENALTY                                                         24 CA
NO PENALTY                                                         36 CA
NO PENALTY                                                         36 CO
NO PENALTY                                                         24 CT
NO PENALTY                                                          0 MN
NO PENALTY                                                         36 TX
NO PENALTY                                                         24 CA
2%                                                                 24 IN
NO PENALTY                                                          0 NM
2%                                                                 30 NC
2%                                                                 24 VA
5%                                                                 36 FL
NO PENALTY                                                         24 MD
NO PENALTY                                                         36 CO
5%                                                                 24 AZ
5%                                                                 24 AZ
5%                                                                 36 TN
5%                                                                 36 AZ
NO PENALTY                                                         36 FL
5%                                                                 36 TN
1%                                                                 36 OH
1%                                                                 36 MI
1%                                                                 36 GA
5%                                                                 12 AZ
2%                                                                 24 AZ
5%                                                                 36 FL
NO PENALTY                                                         36 MD
1%                                                                 36 MI
5%                                                                 24 FL
5%                                                                 24 FL
5%                                                                 36 TN
5%                                                                 24 FL
5%                                                                 36 TN
NO PENALTY                                                         36 MD
1%                                                                 36 WI
5%                                                                 24 FL
5%                                                                 36 TN
1%                                                                 36 MI
5%                                                                 24 AZ
1%                                                                 36 OH
5%                                                                 36 TN
5%                                                                 36 FL
1%                                                                 36 OH
1%                                                                 36 OH
6 MONTHS INTEREST                                                  36 AZ
6 MONTHS INTEREST                                                  24 FL
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 NV
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 FL
NO PENALTY                                                          0 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 AZ
6 MONTHS INTEREST                                                  24 OK
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                         24 NY
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  24 CA
6 MONTHS INTEREST                                                  36 CA
6 MONTHS INTEREST                                                  24 CA
NO PENALTY                                                         24 CA
NO PENALTY                                                         24 TX
NO PENALTY                                                         24 FL
NO PENALTY                                                         24 CA
NO PENALTY                                                         36 TX
NO PENALTY                                                         12 CA
NO PENALTY                                                         24 FL
NO PENALTY                                                         24 CA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 OR
NO PENALTY                                                         36 KS
NO PENALTY                                                         36 DC
NO PENALTY                                                          0 GA
NO PENALTY                                                         36 CO
NO PENALTY                                                         36 MN
NO PENALTY                                                         36 VA
NO PENALTY                                                          0 CA
NO PENALTY                                                         36 MD
NO PENALTY                                                         36 CA
NO PENALTY                                                         36 CO
NO PENALTY                                                         36 GA
NO PENALTY                                                          0 NC
NO PENALTY                                                         36 IN
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 KY
NO PENALTY                                                         36 AZ
NO PENALTY                                                         36 SC
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 AZ
NO PENALTY                                                          0 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 ID
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                          0 MD
NO PENALTY                                                          0 AL
NO PENALTY                                                          0 FL
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 TX
NO PENALTY                                                         36 TX
NO PENALTY                                                          0 GA
NO PENALTY                                                         36 CA
NO PENALTY                                                         36 AL
NO PENALTY                                                         36 NV
NO PENALTY                                                          0 GA
NO PENALTY                                                         36 TX
NO PENALTY                                                         36 FL
NO PENALTY                                                          0 GA
NO PENALTY                                                          0 NC
NO PENALTY                                                         36 UT
NO PENALTY                                                         36 CA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 MO
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 GA
NO PENALTY                                                          0 WA
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                          0 NV
NO PENALTY                                                         36 CA
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 GA
NO PENALTY                                                          0 TX
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 MO
NO PENALTY                                                          0 FL
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 ID
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 CA
NO PENALTY                                                         12 FL
NO PENALTY                                                         36 GA
NO PENALTY                                                          0 LA
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 WA
NO PENALTY                                                          0 MD
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 AZ
NO PENALTY                                                         36 FL
NO PENALTY                                                         12 CA
NO PENALTY                                                          0 NC
NO PENALTY                                                         36 FL
NO PENALTY                                                          0 CA
NO PENALTY                                                          0 ID
NO PENALTY                                                         36 GA
NO PENALTY                                                         36 FL
NO PENALTY                                                         36 NV
NO PENALTY                                                          0 FL

                                                               Interest Interest
                                                     Amortized   Only     Only    Stated    Stated
Property Current   Net  Original Servicing            Original  Period   Period  Original Remaining
Zip Code  Coupon Coupon  Coupon     Fee    Seasoning    Term    Current Original   Term      Term   Group
-------- ------- ------ -------- --------- --------- --------- -------- -------- -------- --------- -----
   92376   6.990  6.490    6.990     0.500         1       360       59       60      360       359     1
   95206   7.150  6.650    7.150     0.500         1       480        0        0      360       359     1
   80229   8.100  7.600    8.100     0.500         1       360        0        0      360       359     2
    6513   7.790  7.290    7.790     0.500         1       360        0        0      360       359     1
   56517   9.450  8.950    9.450     0.500         1       480        0        0      360       359     2
   77087   9.700  9.200    9.700     0.500         1       360        0        0      360       359     2
   95632   8.140  7.640    8.140     0.500         1       480        0        0      360       359     1
   46031   7.150  6.650    7.150     0.500         1       360        0        0      360       359     1
   88101   8.790  8.290    8.790     0.500         1       360        0        0      360       359     1
   28173   8.190  7.690    8.190     0.500         1       360        0        0      360       359     2
   22191   7.700  7.200    7.700     0.500         1       360        0        0      360       359     1
   32259   7.540  7.040    7.540     0.500         1       480        0        0      360       359     1
   20735   7.790  7.290    7.790     0.500         1       480        0        0      360       359     1
   80010   7.090  6.590    7.090     0.500         1       360       59       60      360       359     1
   85301   7.140  6.640    7.140     0.500         1       360       59       60      360       359     1
   85017   6.590  6.090    6.590     0.500         1       360       59       60      360       359     1
   37075   6.590  6.090    6.590     0.500         1       360       59       60      360       359     1
   85339   7.790  7.290    7.790     0.500         1       360       59       60      360       359     2
   32246   7.250  6.750    7.250     0.500         1       360        0        0      360       359     2
   38109   7.940  7.440    7.940     0.500         1       360        0        0      360       359     2
   45432   7.740  7.240    7.740     0.500         1       360        0        0      360       359     2
   48219   7.290  6.790    7.290     0.500         1       360        0        0      360       359     1
   31324   7.750  7.250    7.750     0.500         1       360        0        0      360       359     1
   85006   7.840  7.340    7.840     0.500         1       360        0        0      360       359     1
   85374   7.690  7.190    7.690     0.500         1       360        0        0      360       359     1
   32246   7.190  6.690    7.190     0.500         1       360        0        0      360       359     1
   20853   7.990  7.490    7.990     0.500         1       360        0        0      360       359     2
   48075   7.190  6.690    7.190     0.500         1       360        0        0      360       359     1
   32218   7.020  6.520    7.020     0.500         1       360        0        0      360       359     1
   34743   8.990  8.490    8.990     0.500         1       360        0        0      360       359     2
   38128   7.190  6.690    7.190     0.500         1       360        0        0      360       359     1
   34953   8.190  7.690    8.190     0.500         1       360        0        0      360       359     2
   37347   7.220  6.720    7.220     0.500         1       360        0        0      360       359     1
   20747   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   53186   6.990  6.490    6.990     0.500         1       360        0        0      360       359     1
   32539   7.190  6.690    7.190     0.500         1       360        0        0      360       359     1
   37042   7.790  7.290    7.790     0.500         1       360        0        0      360       359     1
   48219   7.290  6.790    7.290     0.500         1       360        0        0      360       359     1
   85382   7.240  6.740    7.240     0.500         1       360        0        0      360       359     1
   43231   8.940  8.440    8.940     0.500         1       360        0        0      360       359     1
   37015   7.040  6.540    7.040     0.500         1       360        0        0      360       359     1
   33193   7.590  7.090    7.590     0.500         1       360        0        0      360       359     2
   45013   7.590  7.090    7.590     0.500         1       240        0        0      240       239     1
   45408   9.690  9.190    9.690     0.500         1       180        0        0      180       179     1
   85015   6.700  6.200    6.700     0.500         2       360        0        0      360       358     1
   32404   7.775  7.275    7.775     0.500         2       480        0        0      360       358     1
   92821   7.680  7.180    7.680     0.500         2       360        0        0      360       358     2
   89104   7.725  7.225    7.725     0.500         1       360       59       60      360       359     1
   91605   6.500  6.000    6.500     0.500         1       480        0        0      360       359     2
   90660   6.625  6.125    6.625     0.500         1       480        0        0      360       359     1
   32177   8.500  8.000    8.500     0.500         1       360        0        0      360       359     1
   93010   7.125  6.625    7.125     0.500         3       360       57       60      360       357     2
   90003   8.990  8.490    8.990     0.500         1       480        0        0      360       359     2
   91335   7.900  7.400    7.900     0.500         1       480        0        0      360       359     2
   93030   6.950  6.450    6.950     0.500         1       480        0        0      360       359     1
   85042   7.300  6.800    7.300     0.500         1       360       59       60      360       359     1
   73115   7.800  7.300    7.800     0.500         1       360        0        0      360       359     1
   92882   6.700  6.200    6.700     0.500         1       360        0        0      360       359     2
   93550   6.800  6.300    6.800     0.500         1       480        0        0      360       359     1
   11520   7.990  7.490    7.990     0.500         1       360        0        0      360       359     1
   92869   6.600  6.100    6.600     0.500         1       360       59       60      360       359     1
   91765   6.700  6.200    6.700     0.500         1       480        0        0      360       359     2
   96021   7.275  6.775    7.275     0.500         1       360        0        0      360       359     1
   92376   8.200  7.700    8.200     0.500         1       360        0        0      360       359     2
   92571   8.250  7.750    8.250     0.500         1       360       59       60      360       359     2
   77377   9.250  8.750    9.250     0.500         1       360        0        0      360       359     2
   32905   8.275  7.775    8.275     0.500         1       360        0        0      360       359     2
   90059   7.575  7.075    7.575     0.500         1       360        0        0      360       359     1
   77378   9.250  8.750    9.250     0.500         1       360        0        0      360       359     1
   91403   7.990  7.490    7.990     0.500         1       360       59       60      360       359     2
   32130   7.775  7.275    7.775     0.500         1       360        0        0      360       359     2
   93704   8.375  7.875    8.375     0.500         1       360       59       60      360       359     1
   33612   7.600  7.100    7.600     0.500         1       480        0        0      360       359     1
   97113   7.450  6.950    7.450     0.500         3       360        0        0      180       177     1
   66101   8.100  7.600    8.100     0.500         3       360        0        0      360       357     1
   20001   8.750  8.250    8.750     0.500         1       360       59       60      360       359     2
   30519   8.500  8.000    8.500     0.500         1       360       59       60      360       359     2
   80921   7.750  7.250    7.750     0.500         2       360       58       60      360       358     2
   55106   8.000  7.500    8.000     0.500         1       360       59       60      360       359     2
   23513   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   90046   8.125  7.625    8.125     0.500         2       360       58       60      360       358     2
   20735   7.500  7.000    7.500     0.500         1       360       59       60      360       359     2
   92509   7.375  6.875    7.375     0.500         1       360       59       60      360       359     2
   80109   7.500  7.000    7.500     0.500         1       360       59       60      360       359     2
   30016   7.375  6.875    7.375     0.500         2       360       58       60      360       358     2
   27549   8.875  8.375    8.875     0.500         1       360        0        0      360       359     2
   47421   8.250  7.750    8.250     0.500         1       360       59       60      360       359     2
   33154   8.500  8.000    8.500     0.500         0       360       60       60      360       360     2
   40601   8.375  7.875    8.375     0.500         1       360       59       60      360       359     2
   85296   8.000  7.500    8.000     0.500         2       360       58       60      360       358     2
   29928   8.125  7.625    8.125     0.500         0       360       60       60      360       360     2
   33837   8.125  7.625    8.125     0.500         2       360       58       60      360       358     2
   85297   8.625  8.125    8.625     0.500         1       360       59       60      360       359     2
   31525   8.250  7.750    8.250     0.500         2       360       58       60      360       358     2
   33952   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   33837   8.500  8.000    8.500     0.500         2       360       58       60      360       358     2
   83338   8.000  7.500    8.000     0.500         1       360       59       60      360       359     2
   30213   8.000  7.500    8.000     0.500         3       360        0        0      360       357     2
   34473   8.625  8.125    8.625     0.500         1       360        0        0      360       359     2
   34473   8.750  8.250    8.750     0.500         1       360        0        0      360       359     2
   20720   8.875  8.375    8.875     0.500         1       360       59       60      360       359     2
   36605   8.750  8.250    8.750     0.500         1       360        0        0      360       359     2
   33712   8.875  8.375    8.875     0.500         1       360        0        0      360       359     2
   30349   7.875  7.375    7.875     0.500         2       360       58       60      360       358     2
   76086   8.750  8.250    8.750     0.500         1       360       59       60      360       359     2
   76086   8.750  8.250    8.750     0.500         1       360       59       60      360       359     2
   30088   8.125  7.625    8.125     0.500         2       360       58       60      360       358     2
   91744   8.375  7.875    8.375     0.500         1       360       59       60      360       359     2
   35603   7.750  7.250    7.750     0.500         1       360        0        0      360       359     2
   89147   8.750  8.250    8.750     0.500         1       360       59       60      360       359     2
   30213   8.625  8.125    8.625     0.500         1       360       59       60      360       359     2
   76086   8.500  8.000    8.500     0.500         2       360       58       60      360       358     2
   33312   7.875  7.375    7.875     0.500         1       360        0        0      360       359     2
   30084   8.250  7.750    8.250     0.500         1       360        0        0      360       359     2
   28214   8.125  7.625    8.125     0.500         2       360       58       60      360       358     2
   84403   7.875  7.375    7.875     0.500         1       360       59       60      360       359     2
   93553   8.750  8.250    8.750     0.500         1       360       59       60      360       359     2
   33135   8.625  8.125    8.625     0.500         2       360       58       60      360       358     2
   33313   8.375  7.875    8.375     0.500         1       360       59       60      360       359     2
   64127   7.750  7.250    7.750     0.500         0       360       60       60      360       360     2
   30013   7.375  6.875    7.375     0.500         1       360       59       60      360       359     2
   30080   8.500  8.000    8.500     0.500         1       360        0        0      360       359     2
   30014   8.875  8.375    8.875     0.500         1       360       59       60      360       359     2
   98503   8.875  8.375    8.875     0.500         1       360       59       60      360       359     2
   30213   7.500  7.000    7.500     0.500         1       360       59       60      360       359     2
   33150   7.375  6.875    7.375     0.500         1       360        0        0      360       359     2
   89139   8.500  8.000    8.500     0.500         0       360       60       60      360       360     2
   90250   8.625  8.125    8.625     0.500         1       360       59       60      360       359     2
   30529   7.000  6.500    7.000     0.500         1       360       59       60      360       359     2
   31411   7.250  6.750    7.250     0.500         1       360        0        0      360       359     2
   77493   7.500  7.000    7.500     0.500         2       360        0        0      360       358     2
   30316   7.750  7.250    7.750     0.500         2       360        0        0      360       358     2
   64123   8.375  7.875    8.375     0.500         1       360       59       60      360       359     2
   32778   8.750  8.250    8.750     0.500         2       360       58       60      360       358     2
   30084   6.875  6.375    6.875     0.500         2       360       58       60      360       358     2
   33162   8.250  7.750    8.250     0.500         1       360        0        0      360       359     2
   33437   7.875  7.375    7.875     0.500         1       360       59       60      360       359     2
   31904   8.000  7.500    8.000     0.500         4       360        0        0      360       356     2
   30622   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   32909   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   33837   7.875  7.375    7.875     0.500         2       360       58       60      360       358     2
   33614   7.000  6.500    7.000     0.500         1       360        0        0      360       359     2
   33157   8.125  7.625    8.125     0.500         1       360        0        0      360       359     2
   83854   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   30331   8.250  7.750    8.250     0.500         1       360       59       60      360       359     2
   92020   7.750  7.250    7.750     0.500         3       360       57       60      360       357     2
   33025   8.500  8.000    8.500     0.500         1       360       59       60      360       359     2
   30114   7.875  7.375    7.875     0.500         1       360       59       60      360       359     2
   70814   8.625  8.125    8.625     0.500         2       360        0        0      360       358     2
   31216   8.375  7.875    8.375     0.500         2       360        0        0      360       358     2
   99201   8.125  7.625    8.125     0.500         2       360        0        0      360       358     2
   21032   7.750  7.250    7.750     0.500         1       360       59       60      360       359     2
   33173   7.500  7.000    7.500     0.500         2       360       58       60      360       358     2
   30334   7.500  7.000    7.500     0.500         1       360       59       60      360       359     2
   33040   8.375  7.875    8.375     0.500         2       360       58       60      360       358     2
   85396   7.500  7.000    7.500     0.500         1       360       59       60      360       359     2
   33172   7.250  6.750    7.250     0.500         2       360       58       60      360       358     2
   90650   8.375  7.875    8.375     0.500         1       360       59       60      360       359     2
   28401   7.750  7.250    7.750     0.500         3       360        0        0      360       357     2
   32254   8.500  8.000    8.500     0.500         3       360       57       60      360       357     2
   92530   7.875  7.375    7.875     0.500         2       360       58       60      360       358     2
   83854   8.375  7.875    8.375     0.500         2       360       58       60      360       358     2
   30318   8.500  8.000    8.500     0.500         3       360        0        0      360       357     2
   32835   7.250  6.750    7.250     0.500         2       360        0        0      360       358     2
   89015   7.625  7.125    7.625     0.500         1       360       59       60      360       359     2
   33140   7.500  7.000    7.500     0.500         3       360       57       60      360       357     2

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                        FIXED $        2/28 $       3/27 $        5/25 $    OTHER
                                      -----------   -----------   ----------   ----------   -----
LTV :
BELOW 70                               33,091,107    11,830,742    4,436,278    3,449,901
70.01 TO 75                            10,160,824    10,252,028    4,425,665    2,258,025
75.01 TO 80                            24,227,107    77,462,251   24,487,140   16,389,513
80.01 TO 85                             2,208,978     9,358,504    4,142,218    1,229,000
85.01 TO 90                             2,044,159    29,124,146   10,387,609    1,092,346
90.01 TO 95                               958,191     9,958,745    6,716,979      182,087
95.01 TO 100                            4,123,512    18,440,304    7,533,302      347,678
100.01 PLUS

FICO
BELOW 549
550 TO 574
575 TO 599
600 TO 624                              2,486,853     5,295,261    2,256,886      584,500
625 TO 649                             10,794,981    25,415,422    6,718,807    3,265,116
650 TO 674                             13,924,135    39,319,160   16,269,838    5,463,895
675 TO 699                             20,649,548    34,710,772   14,050,969    7,021,497
700 PLUS                               28,958,359    61,686,106   22,832,691    8,613,542

PROPERTY TYPE:
SINGLE-FAMILY DETACHED                 59,409,681    16,206,263   44,929,069   14,857,985
PUD                                    11,522,467    23,445,998    8,470,382    6,464,297
CONDO                                   1,871,885    10,570,997    2,360,180    2,100,882
3+ FAMILY DET.                            902,467     6,088,371    2,954,733            0
MANUFACTURED HOUSE                        398,943             0            0            0
OTHER                                   2,425,234    10,115,091    3,294,827    1,152,846

PURPOSE:
PURCHASE                                9,886,909    76,122,118   16,751,304   16,479,908
REFINANCE RATE/TERM                    11,530,235     4,072,804    7,630,703      956,445
CASH OUT REFI (COF) BELOW 70 LTV       27,026,883    10,478,475    3,001,902    1,169,700
COF WITH LTV 70.01 TO 75                8,378,719     7,469,465    3,972,288      826,251
COF WITH LTV 75.01 TO 80               15,156,427    32,677,798   12,033,415    3,496,400
COF WITH LTV 80.01 TO 85                1,280,252     7,879,310    3,810,881    1,229,000
COF WITH LTV 85.01 TO 90                1,541,149    18,286,522    6,605,694      790,846
COF WITH LTV 90.01 TO 95                  251,613     6,410,127    3,774,884            0
COF WITH LTV 95.01 TO 100               1,761,691     3,030,101    4,548,121            0
COF WITH LTV 100.01 PLUS
OTHER

OCCUPANCY STATUS:
OWNER OCCUPIED                         69,362,445   136,656,124   55,936,233   15,301,694
2ND HOME                                6,280,765    26,204,384    5,781,882    5,682,861
INVESTMENT                              1,170,667     3,566,213      411,076    3,963,995
OTHER

LOAN BALANCE
BELOW 50,000                              687,058       144,060       49,925            0
50,000.01 TO 100,000                    7,961,686     7,939,312    2,151,327    1,454,565
100,000.01 TO 150,000                  11,246,761    17,209,325    6,718,859    2,860,594
150,000.01 TO 200,000                   8,324,701    25,558,087    7,079,679    3,345,913
200,000.01 TO 400,000                  24,674,128    72,190,359   27,699,923    8,495,088
400,000.01 TO 500,000                   9,056,072    24,683,444   10,882,158    4,458,710
500,000.01 TO 600,000                   8,277,222    12,562,133    5,531,820      544,000
600,000.01 TO 1,000,000                 6,586,249     6,140,002    2,015,500    3,789,681
1,000,000.01 AND ABOVE

LOAN TERM
>30 YEARS
30 YEARS                               69,982,226   166,426,721   62,129,191   24,948,550
20 YEARS                                1,711,217             0            0            0
15 YEARS                                5,120,434             0            0            0
OTHER

DOCUMENTATION TYPE
FULL DOCUMENTATION                     48,111,239    53,999,232   20,993,272    3,924,742
LIMITED DOCUMENTATION                   6,094,451     4,789,696    3,353,294      544,000
STATED DOCS WITH LTV BELOW 70           6,267,628     5,864,892    2,349,964    2,622,543
STATED DOCS WITH LTV 70.01 TO 75        4,475,241     7,496,012    3,817,915    2,046,600
STATED DOCS WITH LTV 75.01 TO 80        8,487,145    55,269,044   13,613,919   14,824,165
STATED DOCS WITH LTV 80.01 TO 85          475,945     5,182,897    2,650,277      685,000
STATED DOCS WITH LTV 85.01 TO 90          807,212    20,393,036    7,051,641      301,500
STATED DOCS WITH LTV 90.01 TO 95          253,630     4,186,160    3,415,469            0
STATED DOCS WITH LTV 95.01 TO 100         499,690     6,313,943    4,214,556            0
STATED DOCS WITH LTV ABOVE 100.01       1,341,697     2,931,808      668,884            0
OTHER

LIEN STATUS
1ST LIEN                               76,813,877   166,426,721   62,129,191   24,948,550
SECOND LIENS WITH LTV BELOW 85
SECOND LIENS WITH LTV 85.01 TO 90
SECOND LIENS WITH LTV 90.01 TO 95
SECOND LIENS WITH LTV 95.01 TO 100
SECOND LIENS WITH LTV ABOVE 100.01

INTEREST ONLY
DOLLAR OF MORTGAGE TYPE                 5,651,005    65,272,743   21,695,057   19,580,621
AVE. FICO                                     705           691          697          692
AVE. LTV                                    65.96          82.1        82.92        79.52
% STATED DOCS                                18.1         72.42         56.6        84.72
% FULL DOCS                                 50.56         24.86        34.75         12.5

MH STRATIFICATION:
Total Balance                             398,943
% Pool Balance                              12.00%
Ave. FICO                                     676
Ave. LTV                                    71.14
% Full Docs                                100.00

SILENT SECONDS STRATIFICATION:
Total Balance                         100,622,790
% Pool Balance                             3046.0%
Ave. FICO                                     684
Ave. LTV                                    79.29
% Full Docs                                 26.99

SECOND LIEN STRATIFICATION:
Total Balance                                   0
% Pool Balance                               0.00
Ave. FICO                                       0
Ave. LTV                                        0
% Full Docs                                  0.00%

LTV ABOVE 90 STRATIFICATION:
Total Balance                          48,260,799
% Pool Balance                              14.61
Ave. FICO                                     709
Ave. LTV                                    97.87
% Full Docs                                 55.48

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

NOTES:

DO NOT CHANGE THE FORMAT OF THE TEMPLATE - DO NOT ADD OR DELETE ROWS OR COLUMNS

ROW LABELS IN THE GEORGRAPHIC DISTRIBUTION AND TOP ORIGINATORS TABLE NEED TO BE MODIFIED - NO OTHER LABELS SHOULD BE MODIFIED

IF YOU INCLUDE DATA IN THE "OTHER" CATEGORY FOR ANY TABLE, PLEASE PROVIDE AN EXPLANATION AND UNDERLYING DETAIL IN YOUR RETURN EMAIL

PERCENTAGE DATA SHOULD BE IN PERCENTAGE FORMAT

SEE FOOTNOTES FOR A DESCRIPTION OF LTV, CLTV AND DTI CALCULATIONS

PLEASE DIRECT ANY QUESTIONS TO DAVE LYLE AT 502-581-5313 OR david_lyle@invesco.com

            S&P LOSS COVERAGE
----------------------------------------
RATING   FREQUENCY   SEVERITY   LOSS COV
------   ---------   --------   --------
AAA
AA+
AA
AA-
A+
A
A-
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-

          MOODY'S LOSS COVERAGE
----------------------------------------
RATING   FREQUENCY   SEVERITY   LOSS COV
------   ---------   --------   --------
Aaa
Aa1
Aa2
Aa3
A1
A2
A3
Baa1
Baa2
Baa3
Ba1
Ba2
Ba3
B1
B2
B3

                                                                                     WA        WA
                           NUMBER                PERCENT    WA                    ORIGINAL  ORIGINAL
OUTSTANDING PRINCIPAL        OF                  OF POOL  COUPON   WA    AVERAGE    LTV(1)   CLTV(2)   PERCENT   PERCENT  PERCENT
BALANCE                     LOANS     UPB ($)     BY UPB    (%)   FICO   UPB ($)     (%)       (%)    OLTV >80  OLTV >90     IO
---------------------      ------  ------------  -------  ------  ----  --------  --------  --------  --------  --------  -------
$50,000 or less                19  $    881,043     0.27%   8.59   693  $ 46,371     66.05     66.05     31.43     21.29       --
$50,001 to $75,000            111  $  7,127,236     2.16%   8.57   691  $ 64,209     82.05     85.11     46.02     34.13     4.78
$75,001 to $100,000           141  $ 12,379,653     3.75%   8.14   691  $ 87,799     80.82     86.20     37.25     26.37     5.35
$100,001 to $125,000          143  $ 16,072,276     4.87%   7.94   683  $112,394     79.42     85.31     33.13     19.26    12.63
$125,001 to $150,000          159  $ 21,963,263     6.65%   7.85   686  $138,134     81.66     88.91     36.88     20.08    18.47
$150,001 to $175,000          133  $ 21,644,848     6.55%   7.77   687  $162,743     80.74     89.93     27.03     18.01    28.43
$175,001 to $200,000          121  $ 22,663,532     6.86%   7.82   686  $187,302     80.89     88.08     25.67     15.86    20.61
$200,001 to $225,000           90  $ 19,198,453     5.81%   7.66   687  $213,316     81.24     88.12     31.99     14.16    27.88
$225,001 to $250,000           79  $ 18,894,902     5.72%   7.67   683  $239,176     79.70     85.86     26.76     14.18    23.82
$250,001 to $275,000           74  $ 19,446,180     5.89%   7.57   687  $262,786     81.61     88.20     30.96     12.07    48.56
$275,001 to $300,000           79  $ 22,690,405     6.87%   7.75   693  $287,220     81.53     88.52     31.80     12.79    36.45
$300,001 to $325,000           41  $ 12,846,584     3.89%   7.31   690  $313,331     80.61     87.10     33.84      7.28    53.78
$325,001 to $350,000           45  $ 15,230,610     4.61%   7.52   692  $338,458     79.61     84.78     33.40     22.15    44.34
$350,001 to $375,000           36  $ 13,072,294     3.96%   7.08   696  $363,119     78.79     82.12     30.47     13.86    41.71
$375,001 to $400,000           30  $ 11,680,069     3.54%   7.28   693  $389,336     76.88     83.63     26.72     13.47    50.11
$400,001 to $450,000           53  $ 22,456,385     6.80%   7.22   690  $423,705     78.19     84.33     33.73     11.30    43.07
$450,001 to $500,000           56  $ 26,623,998     8.06%   7.34   707  $475,429     80.11     83.41     37.59     18.08    48.36
$500,001 to $600,000           49  $ 26,915,175     8.15%   7.27   698  $549,289     80.45     84.60     43.33      6.27    42.45
$600,001 to $700,000           18  $ 11,384,029     3.45%   6.99   696  $632,446     75.13     75.30     38.38        --    33.24
$700,001 to $800,000            6  $  4,427,402     1.34%   7.33   673  $737,900     73.57     82.78        --        --    48.69
$800,001 to $900,000            2  $  1,740,000     0.53%   7.93   666  $870,000     80.00     89.19        --        --    49.43
$900,001 to $1,000,000          1  $    980,000     0.30%   8.13   749  $980,000     80.00    100.00        --        --   100.00
$1,000,001 or greater
                            -----  ------------   ------    ----   ---  --------     -----    ------     -----     -----   ------
TOTAL                       1,486  $330,318,338   100.00%   7.58   691  $222,287     80.00     85.87     32.65     14.61    33.97
                            =====  ============   ======    ====   ===  ========     =====    ======     =====     =====   ======

                                              % OF FIRSTS    WA                            PERCENT                    PERCENT
OUTSTANDING PRINCIPAL      PERCENT   PERCENT     W/2ND     DTI(3)     PERCENT     PERCENT   STATED  PERCENT  PERCENT   OWNER
BALANCE                      ARMS   2ND LIEN    IN POOL      (%)   DTI(3) > 40%  FULL DOC    DOC      SISA     NINA     OCC
---------------------      -------  --------  -----------  ------  ------------  --------  -------  -------  -------  -------
$50,000 or less              22.02        --           --   31.12         24.85     70.18    24.19       --     5.63    72.89
$50,001 to $75,000           56.09        --           --   37.48         48.65     61.72    38.28       --       --    52.77
$75,001 to $100,000          60.97        --           --   38.00         45.69     63.32    35.37       --     1.31    63.72
$100,001 to $125,000         65.45        --           --   38.15         50.53     59.45    40.55       --       --    75.57
$125,001 to $150,000         74.08        --           --   39.77         58.10     49.18    50.82       --       --    78.44
$150,001 to $175,000         84.02        --           --   42.19         72.11     45.49    53.80       --     0.71    82.88
$175,001 to $200,000         78.53        --           --   41.95         68.10     46.05    53.11       --     0.84    82.66
$200,001 to $225,000         86.69        --           --   39.74         61.05     38.71    61.29       --       --    82.18
$225,001 to $250,000         75.85        --           --   42.12         72.16     38.16    61.84       --       --    79.91
$250,001 to $275,000         81.00        --           --   41.48         67.48     33.98    66.02       --       --    89.08
$275,001 to $300,000         84.87        --           --   43.47         73.66     28.00    70.76       --     1.25    79.83
$300,001 to $325,000         75.50        --           --   41.29         60.75     36.75    63.25       --       --    90.30
$325,001 to $350,000         84.38        --           --   43.02         64.46     33.42    66.58       --       --    86.73
$350,001 to $375,000         80.38        --           --   43.42         74.83     38.89    61.11       --       --    88.86
$375,001 to $400,000         80.02        --           --   40.04         66.57     33.22    66.78       --       --    96.75
$400,001 to $450,000         80.95        --           --   43.53         73.62     35.73    64.27       --       --    94.24
$450,001 to $500,000         82.05        --           --   41.86         65.81     32.57    67.43       --       --    84.19
$500,001 to $600,000         69.25        --           --   41.77         75.30     36.60    63.40       --       --    91.80
$600,001 to $700,000         55.18        --           --   36.36         50.79     33.68    66.32       --       --    89.22
$700,001 to $800,000         66.47        --           --   39.64         67.31        --   100.00       --       --    83.91
$800,001 to $900,000        100.00        --           --   35.47            --     50.57    49.43       --       --   100.00
$900,001 to $1,000,000      100.00        --           --   47.30        100.00        --   100.00       --       --   100.00
$1,000,001 or greater
                            ------       ---          ---   -----        ------     -----   ------      ---     ----   ------
TOTAL                        76.75        --           --   41.18         65.30     39.70    60.05       --     0.25    83.94
                            ======       ===          ===   =====        ======     =====   ======      ===     ====   ======

                           PERCENT
OUTSTANDING PRINCIPAL        2ND      PERCENT
BALANCE                      HOME   INVESTMENT
---------------------      -------  ----------
$50,000 or less               5.63       21.48
$50,001 to $75,000            3.92       43.31
$75,001 to $100,000           1.34       34.94
$100,001 to $125,000          2.13       22.29
$125,001 to $150,000          3.72       17.83
$150,001 to $175,000          3.67       13.45
$175,001 to $200,000          3.24       14.10
$200,001 to $225,000          4.37       13.45
$225,001 to $250,000          2.54       17.55
$250,001 to $275,000            --       10.92
$275,001 to $300,000          4.91       15.26
$300,001 to $325,000          2.37        7.33
$325,001 to $350,000          2.17       11.10
$350,001 to $375,000          2.81        8.33
$375,001 to $400,000          3.25          --
$400,001 to $450,000            --        5.76
$450,001 to $500,000          5.26       10.55
$500,001 to $600,000            --        8.20
$600,001 to $700,000            --       10.78
$700,001 to $800,000         16.09          --
$800,001 to $900,000            --          --
$900,001 to $1,000,000          --          --
$1,000,001 or greater
                             -----       -----
TOTAL                         2.76       13.31
                             =====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
PRODUCT TYPE               OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
------------               --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
2/28 ARM - Non-IO               517  $101,153,978        30.62%       7.87   690  $195,656        83.34        89.49     42.14
3/27 ARM - Non-IO               129  $ 25,206,525         7.63%       7.89   683  $195,399        85.22        89.33     51.16
5/25 ARM - Non-IO                29  $  4,495,083         1.36%       7.58   684  $155,003        75.20        86.07      4.05
2/38/40 ARM - Non-IO
2/38/30 ARM - Non-IO
3/37/40 ARM - Non-IO
3/37/30 ARM - Non-IO             52  $ 15,227,609         4.61%       7.23   687  $292,839        82.24        86.49     46.05
Other ARM - Non-IO                4  $    872,846         0.26%       7.24   706  $218,211        73.65        73.65     53.60
2/28 ARM - IO
3/27 ARM - IO
5/25 ARM - IO
2/38/40 ARM - IO                218  $ 65,272,743        19.76%       7.52   691  $299,416        82.10        89.60     37.16
2/38/30 ARM - IO                 74  $ 21,695,057         6.57%       7.33   697  $293,176        82.92        88.71     40.90
3/37/40 ARM - IO                 75  $ 19,580,621         5.93%       7.92   692  $261,075        79.52        95.16     11.24
3/37/30 ARM - IO
Other ARM - IO
Fixed 5 YR
Fixed 10 YR                       1  $     52,000         0.02%       7.38   717  $ 52,000        76.47        76.47        --
Fixed 15 YR                      33  $  3,571,049         1.08%       7.20   699  $108,214        67.29        67.29     12.39
Fixed 20 YR                      12  $  1,711,217         0.52%       7.41   681  $142,601        62.82        66.54     10.75
Fixed 25 YR                       1  $    200,000         0.06%       6.75   731  $200,000        79.05        79.05        --
Fixed 30 YR                     273  $ 52,799,450        15.98%       7.30   691  $193,405        72.80        75.11     14.11
Fixed 40 YR
Fixed 30/15 Balloon              12  $  1,497,385         0.45%       7.41   668  $124,782        71.95        71.95     24.06
Fixed 40/30 Balloon              37  $ 11,331,770         3.43%       6.83   704  $306,264        69.38        71.40      6.37
Fixed IO                         19  $  5,651,005         1.71%       6.87   705  $297,421        65.96        70.82      3.08
Other Fixed
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
PRODUCT TYPE               OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
------------               --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
2/28 ARM - Non-IO             20.35       --   100.00        --              --      41.90         68.86     39.46       60.12
3/27 ARM - Non-IO             34.25       --   100.00        --              --      41.54         67.98     37.22       62.78
5/25 ARM - Non-IO              4.05       --   100.00        --              --      35.73         37.53     19.01       80.99
2/38/40 ARM - Non-IO
2/38/30 ARM - Non-IO
3/37/40 ARM - Non-IO
3/37/30 ARM - Non-IO          10.33       --   100.00        --              --      41.87         69.34     29.43       70.57
Other ARM - Non-IO               --       --   100.00        --              --      45.82        100.00     71.36       28.64
2/28 ARM - IO
3/27 ARM - IO
5/25 ARM - IO
2/38/40 ARM - IO              11.98   100.00   100.00        --              --      42.52         72.64     25.41       74.59
2/38/30 ARM - IO              18.64   100.00   100.00        --              --      41.54         70.52     35.95       64.05
3/37/40 ARM - IO               1.78   100.00   100.00        --              --      41.27         62.09     12.50       87.50
3/37/30 ARM - IO
Other ARM - IO
Fixed 5 YR
Fixed 10 YR                      --       --       --        --              --      40.31        100.00    100.00          --
Fixed 15 YR                    5.53       --       --        --              --      33.85         32.79     91.17        8.83
Fixed 20 YR                    7.48       --       --        --              --      28.38         38.15     34.81       65.19
Fixed 25 YR                      --       --       --        --              --      30.26            --    100.00          --
Fixed 30 YR                    7.84       --       --        --              --      39.93         56.54     63.24       35.98
Fixed 40 YR
Fixed 30/15 Balloon           11.00       --       --        --              --      39.95         53.45     97.67        2.33
Fixed 40/30 Balloon            2.44       --       --        --              --      36.96         39.64     63.80       36.20
Fixed IO                       3.08   100.00       --        --              --      40.64         69.09     50.56       49.44
Other Fixed
                              -----   ------   ------       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====   ======   ======       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
PRODUCT TYPE                 SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
------------               -------  -------  ---------  --------  ----------
2/28 ARM - Non-IO               --     0.42      71.96      2.82       25.22
3/27 ARM - Non-IO               --       --      90.37      0.32        9.31
5/25 ARM - Non-IO               --       --      65.93      8.59       25.48
2/38/40 ARM - Non-IO
2/38/30 ARM - Non-IO
3/37/40 ARM - Non-IO
3/37/30 ARM - Non-IO            --       --      75.27      2.17       22.57
Other ARM - Non-IO              --       --      46.40        --       53.60
2/28 ARM - IO
3/27 ARM - IO
5/25 ARM - IO
2/38/40 ARM - IO                --       --      97.85      1.09        1.07
2/38/30 ARM - IO                --       --     100.00        --          --
3/37/40 ARM - IO                --       --      60.94     18.27       20.78
3/37/30 ARM - IO
Other ARM - IO
Fixed 5 YR
Fixed 10 YR                     --       --     100.00        --          --
Fixed 15 YR                     --       --      88.34        --       11.66
Fixed 20 YR                     --       --      92.93      3.79        3.27
Fixed 25 YR                     --       --     100.00        --          --
Fixed 30 YR                     --     0.78      89.00      2.09        8.90
Fixed 40 YR
Fixed 30/15 Balloon             --       --     100.00        --          --
Fixed 40/30 Balloon             --       --      90.23        --        9.77
Fixed IO                        --       --     100.00        --          --
Other Fixed
                               ---     ----     ------      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
IO TERM (YEARS)            OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
---------------            --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
2                                 1  $    151,200         0.05%       9.13   648  $151,200        80.00       100.00        --
3
5                               375  $108,765,459        32.93%       7.52   693  $290,041        80.95        89.46     31.32
10                               10  $  3,282,767         0.99%       7.42   688  $328,277        82.56        88.60     43.90
Other IO Term
Non IO                        1,100  $218,118,912        66.03%       7.61   690  $198,290        79.49        84.03     33.17
                              -----  ------------       ------        ----   ---  --------        -----       ------     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====       ======     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
IO TERM (YEARS)            OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
---------------            --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
2                                --   100.00   100.00        --              --      45.57        100.00        --      100.00
3
5                             11.38   100.00    95.21        --              --      42.15         70.81     26.13       73.87
10                               --   100.00    86.55        --              --      37.37         48.72     38.75       61.25
Other IO Term
Non IO                        16.45       --    67.37        --              --      40.75         62.78     46.51       53.11
                              -----   ------   ------       ---             ---      -----        ------     -----      ------
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====   ======   ======       ===             ===      =====        ======     =====      ======

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
IO TERM (YEARS)              SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
---------------            -------  -------  ---------  --------  ----------
2                               --       --         --    100.00          --
3
5                               --       --      91.82      3.80        4.38
10                              --       --     100.00        --          --
Other IO Term
Non IO                          --     0.38      79.82      2.21       17.96
                               ---     ----     ------    ------       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======    ======       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
GEOGRAPHIC DISTRIBUTION    OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-----------------------    --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
California                      249  $ 92,742,092        28.08%       7.07   698  $372,458        75.67        78.44     28.04
Florida                         172  $ 33,818,167        10.24%       7.80   687  $196,617        80.10        88.35     26.83
Maryland                         89  $ 23,424,404         7.09%       7.56   688  $263,196        81.84        88.87     35.75
New York                         53  $ 19,004,688         5.75%       7.48   681  $358,579        77.31        82.38     28.24
Virginia                         76  $ 16,022,033         4.85%       7.66   681  $210,816        82.87        89.98     43.92
TX (If not included
   above)                        54  $  8,717,531         2.64%       7.75   688  $161,436        79.44        83.64     25.07
MI (If not included
   above)                        24  $  2,963,887         0.90%       7.91   731  $123,495        84.95        89.70     51.42
OH (If not included
   above)                        37  $  4,315,261         1.31%       7.93   724  $116,629        86.75        88.80     65.34
PA (If not included
   above)                        51  $  7,612,442         2.30%       7.93   685  $149,264        81.24        87.53     30.98
IN (If not included
   above)                        22  $  2,993,571         0.91%       7.76   721  $136,071        87.59        92.71     64.91
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
GEOGRAPHIC DISTRIBUTION    OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-----------------------    --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
California                     4.98    40.42    68.98        --              --      41.87         71.28     34.59       65.32
Florida                       15.99    28.43    78.82        --              --      41.40         67.29     35.68       64.32
Maryland                      22.41    49.85    81.73        --              --      41.94         61.83     49.63       50.37
New York                       6.75    32.89    83.02        --              --      40.18         62.65     22.28       77.72
Virginia                      24.70    38.22    84.21        --              --      43.30         73.86     47.24       51.80
TX (If not included
   above)                     16.47    16.73    55.86        --              --      36.19         36.02     56.51       43.49
MI (If not included
   above)                     26.64     7.53    59.31        --              --      39.69         68.40     70.36       29.64
OH (If not included
   above)                     38.11    11.51    68.10        --              --      36.54         40.78     75.26       22.96
PA (If not included
   above)                     18.07    11.82    76.07        --              --      39.40         52.43     51.40       47.95
IN (If not included
   above)                     30.04    17.59    75.54        --              --      39.68         62.34     69.04       30.96
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
GEOGRAPHIC DISTRIBUTION      SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-----------------------    -------  -------  ---------  --------  ----------
California                      --     0.09      87.88      0.50       11.62
Florida                         --       --      79.36      9.25       11.39
Maryland                        --       --      92.78      1.30        5.91
New York                        --       --      91.51        --        8.49
Virginia                        --     0.96      86.90        --       13.10
TX (If not included
   above)                       --       --      81.55      6.06       12.39
MI (If not included
   above)                       --       --      76.04        --       23.96
OH (If not included
   above)                       --     1.78      74.72      2.73       22.55
PA (If not included
   above)                       --     0.65      77.47      0.65       21.88
IN (If not included
   above)                       --       --      84.40        --       15.60
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
ORIGINAL LTV(1)            OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
---------------            --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
50.00% or less                   49  $  7,965,103         2.41%       7.05   685  $162,553        39.63        39.63        --
50.01% to 55.00%                 24  $  4,319,914         1.31%       6.89   690  $179,996        52.04        52.04        --
55.01% to 60.00%                 48  $ 12,984,112         3.93%       6.77   694  $270,502        57.58        59.24        --
60.01% to 65.00%                 54  $ 13,847,732         4.19%       6.77   689  $256,439        63.05        63.34        --
65.01% to 70.00%                 54  $ 13,691,167         4.14%       7.11   695  $253,540        68.89        71.94        --
70.01% to 75.00%                119  $ 27,096,542         8.20%       7.24   678  $227,702        73.85        77.97        --
75.01% to 80.00%                643  $142,566,010        43.16%       7.64   683  $221,720        79.65        91.87        --
80.01% to 85.00%                 69  $ 16,938,700         5.13%       7.28   700  $245,488        84.12        84.41    100.00
85.01% to 90.00%                162  $ 42,648,260        12.91%       7.72   700  $263,261        89.49        89.76    100.00
90.01% to 95.00%                 80  $ 17,816,003         5.39%       7.98   699  $222,700        94.55        94.63    100.00
95.01% to 100.00%               184  $ 30,444,796         9.22%       8.49   714  $165,461        99.81        99.84    100.00
100.01% to 105.00%
105.01% to 110.00%
110.01% to 115.00%
115.01% to 120.00%
120.01% to 125.00%
                              -----  ------------       ------        ----   ---  --------        -----        -----    ------
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====    ======

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
ORIGINAL LTV(1)            OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
---------------            --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
50.00% or less                   --    24.52    41.52        --              --      32.95         29.59     58.83       40.10
50.01% to 55.00%                 --    15.93    26.86        --              --      37.80         50.72     67.45       32.55
55.01% to 60.00%                 --     7.69    31.98        --              --      41.13         64.22     58.26       41.74
60.01% to 65.00%                 --    16.05    35.27        --              --      37.33         40.49     61.26       38.74
65.01% to 70.00%                 --    28.23    45.38        --              --      37.27         49.07     43.18       56.82
70.01% to 75.00%                 --    32.69    62.50        --              --      41.22         64.71     30.11       69.89
75.01% to 80.00%                 --    40.76    83.01        --              --      42.11         69.65     32.43       67.15
80.01% to 85.00%                 --    44.68    86.96        --              --      41.80         64.33     42.09       57.91
85.01% to 90.00%                 --    36.47    95.21        --              --      42.29         74.05     29.21       70.79
90.01% to 95.00%             100.00    33.89    94.62        --              --      42.35         72.54     47.07       52.93
95.01% to 100.00%            100.00    20.84    86.46        --              --      40.34         59.95     63.10       36.39
100.01% to 105.00%
105.01% to 110.00%
110.01% to 115.00%
115.01% to 120.00%
120.01% to 125.00%
                             ------    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                             ======    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
ORIGINAL LTV(1)              SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
---------------            -------  -------  ---------  --------  ----------
50.00% or less                  --     1.07      93.76      3.36        2.88
50.01% to 55.00%                --       --      88.38      1.67        9.95
55.01% to 60.00%                --       --      95.20      1.20        3.60
60.01% to 65.00%                --       --      85.85      0.47       13.68
65.01% to 70.00%                --       --      89.41      1.17        9.42
70.01% to 75.00%                --       --      86.74        --       13.26
75.01% to 80.00%                --     0.42      86.64      4.33        9.03
80.01% to 85.00%                --       --      81.88        --       18.12
85.01% to 90.00%                --       --      79.87      0.45       19.67
90.01% to 95.00%                --       --      77.17      5.88       16.95
95.01% to 100.00%               --     0.51      68.22      3.20       28.58
100.01% to 105.00%
105.01% to 110.00%
110.01% to 115.00%
115.01% to 120.00%
120.01% to 125.00%
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
ORIGINAL CLTV(2)           OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
---------------            --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
50.00% or less                   49  $  7,965,103         2.41%       7.05   685  $162,553        39.63        39.63        --
50.01% to 55.00%                 24  $  4,319,914         1.31%       6.89   690  $179,996        52.04        52.04        --
55.01% to 60.00%                 46  $ 12,117,870         3.67%       6.77   697  $263,432        57.59        57.59        --
60.01% to 65.00%                 52  $ 13,640,005         4.13%       6.75   689  $262,308        63.03        63.03        --
65.01% to 70.00%                 47  $ 12,455,011         3.77%       7.01   693  $265,000        68.27        68.63        --
70.01% to 75.00%                 88  $ 21,958,256         6.65%       7.08   680  $249,526        73.65        73.65        --
75.01% to 80.00%                236  $ 52,842,878        16.00%       7.47   681  $223,911        79.27        79.36        --
80.01% to 85.00%                 67  $ 16,648,963         5.04%       7.26   700  $248,492        84.05        84.11     99.39
85.01% to 90.00%                178  $ 46,567,634        14.10%       7.74   697  $261,616        88.18        89.48     89.33
90.01% to 95.00%                117  $ 24,990,623         7.57%       7.90   696  $213,595        89.54        94.61     70.23
96.01% to 100.00%               582  $116,812,082        35.36%       7.93   693  $200,708        84.99        99.90     27.52
100.01% to 105.00%
105.01% to 110.00%
110.01% to 115.00%
115.01% to 120.00%
120.01% to 125.00%
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
ORIGINAL CLTV(2)           OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
---------------            --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
50.00% or less                   --    24.52    41.52        --              --      32.95         29.59     58.83       40.10
50.01% to 55.00%                 --    15.93    26.86        --              --      37.80         50.72     67.45       32.55
55.01% to 60.00%                 --     8.24    27.12        --              --      40.72         65.10     58.71       41.29
60.01% to 65.00%                 --    15.76    34.28        --              --      37.21         40.12     62.19       37.81
65.01% to 70.00%                 --    19.77    39.96        --              --      37.58         53.64     51.07       48.93
70.01% to 75.00%                 --    29.81    58.44        --              --      41.29         65.54     33.22       66.78
75.01% to 80.00%                 --    24.01    69.31        --              --      40.41         57.48     38.66       60.35
80.01% to 85.00%                 --    46.07    87.18        --              --      41.70         63.75     42.18       57.82
85.01% to 90.00%                 --    42.66    94.54        --              --      42.06         71.48     28.70       71.30
90.01% to 95.00%              70.23    42.73    92.90        --              --      41.96         68.17     43.43       56.57
96.01% to 100.00%             26.29    39.81    89.79        --              --      42.49         73.11     36.48       63.33
100.01% to 105.00%
105.01% to 110.00%
110.01% to 115.00%
115.01% to 120.00%
120.01% to 125.00%
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
ORIGINAL CLTV(2)             SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
---------------            -------  -------  ---------  --------  ----------
50.00% or less                  --     1.07      93.76      3.36        2.88
50.01% to 55.00%                --       --      88.38      1.67        9.95
55.01% to 60.00%                --       --      94.86      1.28        3.86
60.01% to 65.00%                --       --      86.18      0.48       13.35
65.01% to 70.00%                --       --      92.39      1.28        6.32
70.01% to 75.00%                --       --      88.72        --       11.28
75.01% to 80.00%                --     0.99      79.92      2.59       17.49
80.01% to 85.00%                --       --      81.60        --       18.40
85.01% to 90.00%                --       --      75.90      1.01       23.09
90.01% to 95.00%                --       --      72.77      6.00       21.23
96.01% to 100.00%               --     0.20      87.65      4.33        8.02
100.01% to 105.00%
105.01% to 110.00%
110.01% to 115.00%
115.01% to 120.00%
120.01% to 125.00%
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
DEBT-TO-INCOME RATIO(3)    OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-----------------------    --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
0.00% to 5.00%                    6  $    839,218         0.25%       8.29   700  $139,870        80.36        81.98     18.38
5.01% to 10.00%                   1  $    155,460         0.05%       9.33   629  $155,460        58.75        58.75        --
10.01% to 15.00%                  6  $  1,675,656         0.51%       6.92   697  $279,276        67.35        67.35     22.31
15.01% to 20.00%                 15  $  3,678,828         1.11%       7.12   711  $245,255        75.15        75.15     48.22
20.01% to 25.00%                 26  $  4,294,785         1.30%       7.41   701  $165,184        78.44        78.89     39.96
25.01% to 30.00%                 59  $  8,882,840         2.69%       7.58   703  $150,557        79.67        82.61     35.60
30.01% to 35.00%                 96  $ 18,054,492         5.47%       7.37   702  $188,068        75.14        77.66     24.39
35.01% to 40.00%                136  $ 27,778,364         8.41%       7.39   689  $204,253        75.70        80.47     22.81
40.01% to 45.00%                227  $ 49,258,757        14.91%       7.60   690  $216,999        80.23        85.88     33.04
45.01% to 50.00%                368  $ 85,157,643        25.78%       7.69   689  $231,407        81.32        88.77     31.61
50.01% to 55.00%                447  $108,331,841        32.80%       7.57   691  $242,353        80.97        87.54     35.22
55.01% to 60.00%                 96  $ 21,537,210         6.52%       7.64   679  $224,346        81.41        86.36     38.75
60.01% or greater                 3  $    673,246         0.20%       7.62   701  $224,415        80.86        81.04     35.94
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
DEBT-TO-INCOME RATIO(3)    OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-----------------------    --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
0.00% to 5.00%                18.38       --    51.19        --              --         --            --        --          --
5.01% to 10.00%                  --       --       --        --              --       2.38            --        --      100.00
10.01% to 15.00%              11.03       --    28.88        --              --       7.38            --     28.88       71.12
15.01% to 20.00%              14.24    37.64    79.48        --              --      12.99            --     34.94       65.06
20.01% to 25.00%              20.04     3.07    57.54        --              --      17.74            --     52.90       47.10
25.01% to 30.00%              24.86    17.46    66.72        --              --      22.88            --     61.81       38.19
30.01% to 35.00%              12.67    13.43    55.05        --              --      27.87            --     60.23       39.77
35.01% to 40.00%               9.95    40.33    70.32        --              --      32.72            --     48.48       51.52
40.01% to 45.00%              16.45    33.97    75.16        --              --      37.92            --     38.45       61.55
45.01% to 50.00%              14.06    42.87    82.68        --              --      42.66        100.00     30.98       69.02
50.01% to 55.00%              14.25    34.57    81.54        --              --      47.58        100.00     33.87       66.13
55.01% to 60.00%              16.36    21.47    72.43        --              --      52.14        100.00     68.80       31.20
60.01% or greater             35.94    28.52    64.46        --              --      55.26        100.00     64.06       35.94
                              -----    -----    -----       ---             ---      -----        ------     -----      ------
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====        ======     =====      ======

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
DEBT-TO-INCOME RATIO(3)      SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-----------------------    -------  -------  ---------  --------  ----------
0.00% to 5.00%                  --   100.00      94.09      5.91          --
5.01% to 10.00%                 --       --         --    100.00          --
10.01% to 15.00%                --       --      82.15      6.57       11.28
15.01% to 20.00%                --       --      46.59        --       53.41
20.01% to 25.00%                --       --      60.73      2.68       36.59
25.01% to 30.00%                --       --      79.09      2.51       18.40
30.01% to 35.00%                --       --      84.19      3.23       12.57
35.01% to 40.00%                --       --      81.08      2.56       16.35
40.01% to 45.00%                --       --      83.61      2.35       14.05
45.01% to 50.00%                --       --      85.59      3.23       11.18
50.01% to 55.00%                --       --      86.63      2.51       10.86
55.01% to 60.00%                --       --      80.93      2.47       16.60
60.01% or greater               --       --     100.00        --          --
                               ---   ------     ------    ------       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===   ======     ======    ======       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
LIEN                       OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
----                       --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
First                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
Second
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
LIEN                       OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
----                       --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
First                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
Second
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
LIEN                         SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
----                       -------  -------  ---------  --------  ----------
First                           --     0.25      83.94      2.76       13.31
Second
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

SUBORDINATE LOAN
DESCRIPTION - FIRST         NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
LIEN ONLY                  OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-------------------        --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
Second behind first - in
   pool
Second behind first - not
   in pool                      462  $100,622,790        30.46%       7.74   684  $217,798        79.29        98.55      1.80
No second behind first        1,024  $229,695,549        69.54%       7.51   694  $224,312        80.31        80.32     46.16
Unknown
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

SUBORDINATE LOAN
DESCRIPTION - FIRST         PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
LIEN ONLY                  OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-------------------        --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
Second behind first - in
   pool
Second behind first - not
   in pool                     0.26    49.22    90.83        --              --      43.02         75.45     27.86       72.06
No second behind first        20.90    27.28    70.58        --              --      40.37         60.85     44.88       54.79
Unknown
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

SUBORDINATE LOAN
DESCRIPTION - FIRST        PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
LIEN ONLY                    SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-------------------        -------  -------  ---------  --------  ----------
Second behind first - in
   pool
Second behind first - not
   in pool                      --     0.08      89.83      4.78        5.39
No second behind first          --     0.33      81.35      1.87       16.77
Unknown
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
LOAN PURPOSE               OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
------------               --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
Purchase                        762  $186,887,913        56.58%       7.40   686  $245,260        77.74        80.37     32.75
Refinance - Cashout             599  $119,240,239        36.10%       7.91   697  $199,066        84.25        95.81     32.77
Refinance - Rate/Term           125  $ 24,190,187         7.32%       7.31   699  $193,521        76.52        79.41     31.29
Other
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
LOAN PURPOSE               OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
------------               --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
Purchase                      10.58    33.62    70.36        --              --      41.10         63.97     40.69       59.11
Refinance - Cashout           20.95    37.18    91.71        --              --      41.69         68.37     35.41       64.26
Refinance - Rate/Term         14.47    20.84    52.34        --              --      39.30         60.42     53.16       46.52
Other
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
LOAN PURPOSE                 SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
------------               -------  -------  ---------  --------  ----------
Purchase                        --     0.20      87.87      1.09       11.04
Refinance - Cashout             --     0.33      76.43      5.75       17.83
Refinance - Rate/Term           --     0.32      90.56      0.94        8.50
Other
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
PROPERTY TYPE              OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-------------              --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
Single Family                 1,107  $235,402,998        71.27%       7.54   691  $212,650        79.73        85.14     32.55
Two-to-Four Family               97  $ 24,591,882         7.44%       7.81   699  $253,525        82.83        86.16     43.38
Five-to-Eight Family
Condo                            81  $ 16,903,944         5.12%       7.89   688  $208,691        83.00        88.40     42.74
Row Home                          5  $    516,374         0.16%       7.79   690  $103,275        83.27        93.69     42.73
Townhouse                        13  $  2,601,054         0.79%       7.67   691  $200,081        81.28        91.69     16.80
Planned Unit Development        181  $ 49,903,144        15.11%       7.51   689  $275,708        78.82        88.05     25.41
Manufactured Housing              2  $    398,943         0.12%       7.09   676  $199,471        71.14        71.14        --
Other
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
PROPERTY TYPE              OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-------------              --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
Single Family                 15.28    33.47    74.76        --              --      40.89         64.65     40.78       58.98
Two-to-Four Family            12.54    15.95    85.54        --              --      44.07         73.97     37.87       60.98
Five-to-Eight Family
Condo                         22.90    44.28    88.93        --              --      40.95         68.99     34.53       65.47
Row Home                         --       --   100.00        --              --      36.95         40.67     56.75       43.25
Townhouse                        --    20.30    97.91        --              --      40.52         55.49     31.31       68.69
Planned Unit Development      10.70    43.02    76.91        --              --      41.22         63.63     37.02       62.98
Manufactured Housing             --       --       --        --              --      47.69         59.98    100.00          --
Other
                              -----    -----   ------       ---             ---      -----         -----    ------       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====   ======       ===             ===      =====         =====    ======       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
PROPERTY TYPE                SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-------------              -------  -------  ---------  --------  ----------
Single Family                   --     0.24      86.32      2.12       11.56
Two-to-Four Family              --     1.15      58.91        --       41.09
Five-to-Eight Family
Condo                           --       --      80.76      7.72       11.52
Row Home                        --       --      79.93        --       20.07
Townhouse                       --       --      97.91        --        2.09
Planned Unit Development        --       --      85.28      5.67        9.06
Manufactured Housing            --       --     100.00        --          --
Other
                               ---     ----     ------      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
DOCUMENTATION              OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-------------              --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
Full                            664  $127,028,485        38.46%       7.32   694  $191,308        79.27        83.28     35.69
Stated Income - Wage
   Earner (Assets
   Verified)                    497  $114,736,137        34.74%       7.86   690  $230,857        82.09        90.38     33.89
Stated Income -
   Self-Employed
   (Assets Verified)            319  $ 87,714,499        26.55%       7.58   688  $274,967        78.31        83.77     26.76
SISA (Stated Income/
   Stated Assets)
NINA (No Income/No Asset
   Info Provided)                 6  $    839,218         0.25%       8.29   700  $139,870        80.36        81.98     18.38
Other
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
DOCUMENTATION              OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-------------              --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
Full                          21.08    22.88    62.13        --              --      40.94         61.09    100.00          --
Stated Income - Wage
   Earner (Assets
   Verified)                  13.42    45.48    92.05        --              --      43.67         79.30        --      100.00
Stated Income -
   Self-Employed
   (Assets Verified)           6.77    35.29    78.14        --              --      38.28         53.72      4.68       95.32
SISA (Stated Income/
   Stated Assets)
NINA (No Income/No Asset
   Info Provided)             18.38       --    51.19        --              --         --            --        --          --
Other
                              -----    -----    -----       ---             ---      -----         -----    ------      ------
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====    ======      ======

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
DOCUMENTATION                SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-------------              -------  -------  ---------  --------  ----------
Full                            --       --      80.17      2.13       17.70
Stated Income - Wage
   Earner (Assets
   Verified)                    --       --      90.46      2.51        7.03
Stated Income -
   Self-Employed
   (Assets Verified)            --       --      80.76      3.97       15.27
SISA (Stated Income/
   Stated Assets)
NINA (No Income/No Asset
   Info Provided)               --   100.00      94.09      5.91          --
Other
                               ---   ------      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===   ======      =====      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
OCCUPANCY                  OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
---------                  --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
Owner Occupied                1,173  $277,256,496        83.94%       7.46   689  $236,365        79.17        85.54     29.74
Second Home                     270  $ 43,949,892        13.31%       8.17   703  $162,777        84.83        86.73     52.74
Investment                       43  $  9,111,951         2.76%       8.14   690  $211,906        81.89        91.89     24.32
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
OCCUPANCY                  OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
---------                  --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
Owner Occupied                12.45    37.20    74.98        --              --      41.52         66.67     37.73       61.99
Second Home                   26.67    10.85    85.71        --              --      39.25         56.56     54.19       45.81
Investment                    22.20    47.05    87.15        --              --      40.19         65.92     29.73       69.73
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
OCCUPANCY                    SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
---------                  -------  -------  ---------  --------  ----------
Owner Occupied                  --     0.28     100.00        --          --
Second Home                     --       --         --        --      100.00
Investment                      --     0.54         --    100.00          --
                               ---     ----     ------    ------      ------
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======    ======      ======

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
ORIGINAL TERM (MONTHS)     OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
----------------------     --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
60 to 120                         1  $     52,000         0.02%       7.38   717  $ 52,000        76.47        76.47        --
121 to 180                       45  $  5,068,434         1.53%       7.26   689  $112,632        68.66        68.66     15.84
181 to 240                       12  $  1,711,217         0.52%       7.41   681  $142,601        62.82        66.54     10.75
241 to 300                        1  $    200,000         0.06%       6.75   731  $200,000        79.05        79.05        --
301 to 360                    1,427  $323,286,687        97.87%       7.58   691  $226,550        80.27        86.25     33.05
361 to 480
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
ORIGINAL TERM (MONTHS)     OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
----------------------     --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
60 to 120                        --       --       --        --              --      40.31        100.00    100.00          --
121 to 180                     7.15       --       --        --              --      35.65         38.89     93.09        6.91
181 to 240                     7.48       --       --        --              --      28.38         38.15     34.81       65.19
241 to 300                       --       --       --        --              --      30.26            --    100.00          --
301 to 360                    14.78    34.71    78.41        --              --      41.34         65.89     38.84       60.90
361 to 480
                              -----    -----    -----       ---             ---      -----        ------    ------       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====        ======    ======       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
ORIGINAL TERM (MONTHS)       SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
----------------------     -------  -------  ---------  --------  ----------
60 to 120                       --       --     100.00        --          --
121 to 180                      --       --      91.79        --        8.21
181 to 240                      --       --      92.93      3.79        3.27
241 to 300                      --       --     100.00        --          --
301 to 360                      --     0.26      83.75      2.80       13.45
361 to 480
                               ---     ----     ------      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
SEASONING (MONTHS)         OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
------------------         --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
0                                 5  $  1,292,300         0.39%       8.19   675  $258,460        78.94        93.56        --
1 to 3                        1,210  $278,050,848        84.18%       7.55   691  $229,794        79.33        85.22     31.16
4 to 6                          258  $ 48,918,722        14.81%       7.74   693  $189,607        83.66        88.90     41.72
7 to 9                           10  $  1,572,210         0.48%       7.54   694  $157,221        83.68        97.56     29.93
10 to 12                          3  $    484,260         0.15%       7.58   701  $161,420        88.29        95.20     65.48
12 to 24
25 or greater
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
SEASONING (MONTHS)         OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
------------------         --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
0                                --    74.87   100.00        --              --      40.36         31.53        --      100.00
1 to 3                        11.41    34.61    77.66        --              --      41.21         65.82     38.17       61.58
4 to 6                        32.83    29.89    70.99        --              --      41.12         64.09     50.28       49.40
7 to 9                        25.17     9.62    67.71        --              --      38.81         34.10     25.17       74.83
10 to 12                      17.46    48.02   100.00        --              --      41.30         82.54        --      100.00
12 to 24
25 or greater
                              -----    -----   ------       ---             ---      -----         -----     -----      ------
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====   ======       ===             ===      =====         =====     =====      ======

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
SEASONING (MONTHS)           SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
------------------         -------  -------  ---------  --------  ----------
0                               --       --      46.80     21.67       31.53
1 to 3                          --     0.25      84.50      2.69       12.81
4 to 6                          --     0.32      82.16      2.29       15.55
7 to 9                          --       --      65.21     15.04       19.75
10 to 12                        --       --     100.00        --          --
12 to 24
25 or greater
                               ---     ----     ------     -----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======     =====       =====

PREPAY PREMIUM TERM         NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
(MONTHS)                   OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-------------------        --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
None                            321  $ 64,700,919        19.59%       8.02   692  $201,560        83.82        89.16     42.17
6                                 1  $    187,449         0.06%       6.13   735  $187,449        80.00        80.00        --
12                               91  $ 27,363,680         8.28%       7.51   695  $300,700        78.35        84.13     31.70
24                              513  $118,889,745        35.99%       7.59   686  $231,754        81.82        89.08     36.46
36                              559  $118,765,245        35.95%       7.34   694  $212,460        76.45        81.27     23.69
60                                1  $    411,300         0.12%       7.49   713  $411,300        89.61        89.61    100.00
Other
                              -----  ------------       ------        ----   ---  --------        -----        -----    ------
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====    ======

PREPAY PREMIUM TERM         PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
(MONTHS)                   OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-------------------        --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
None                          25.64    29.34    84.56        --              --      40.59         63.56     37.74       61.65
6                                --       --       --        --              --      37.50            --    100.00          --
12                             5.99    42.51    88.96        --              --      39.96         59.99     28.56       71.44
24                            12.31    39.58    97.55        --              --      42.98         74.05     33.55       66.38
36                            12.96    28.72    48.89        --              --      40.04         59.04     49.18       50.52
60                               --   100.00   100.00        --              --      23.28            --    100.00          --
Other
                              -----   ------   ------       ---             ---      -----         -----    ------       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====   ======   ======       ===             ===      =====         =====    ======       =====

PREPAY PREMIUM TERM        PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
(MONTHS)                     SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-------------------        -------  -------  ---------  --------  ----------
None                            --     0.61      76.49      2.60       20.91
6                               --       --     100.00        --          --
12                              --       --      86.49      1.52       11.99
24                              --     0.07      87.20      2.05       10.75
36                              --     0.30      84.06      3.86       12.09
60                              --       --     100.00        --          --
Other
                               ---     ----     ------      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====     ======      ====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
CREDIT SCORE               OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
------------               --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
None
500 or less
501 to 525
526 to 550
551 to 575
576 to 600
601 to 625                       62  $ 12,803,505         3.88%       7.86   623  $206,508        72.98        79.54        --
626 to 650                      225  $ 45,564,354        13.79%       7.74   638  $202,508        73.88        81.07        --
651 to 675                      343  $ 76,962,446        23.30%       7.70   665  $224,380        81.43        87.42     36.97
676 to 700                      332  $ 74,412,252        22.53%       7.64   687  $224,133        81.67        88.23     41.34
701 to 725                      230  $ 50,669,338        15.34%       7.42   712  $220,301        81.78        86.84     42.27
726 to 750                      140  $ 34,791,316        10.53%       7.29   737  $248,509        80.36        86.13     34.75
751 to 775                       89  $ 20,353,554         6.16%       7.46   762  $228,692        84.01        87.19     50.83
776 to 800                       50  $ 11,477,653         3.47%       7.19   787  $229,553        75.43        78.36     32.55
801 to 825                       15  $  3,283,919         0.99%       7.50   805  $218,928        81.11        87.95     31.77
826 or greater
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
CREDIT SCORE               OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
------------               --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
None
500 or less
501 to 525
526 to 550
551 to 575
576 to 600
601 to 625                       --    17.26    72.49        --              --      42.57         69.64     43.68       56.32
626 to 650                       --    34.47    78.18        --              --      41.91         67.40     40.74       59.08
651 to 675                    12.33    33.55    80.32        --              --      41.91         68.14     36.35       63.40
676 to 700                    19.67    32.69    74.03        --              --      41.18         65.14     34.27       65.66
701 to 725                    18.39    36.90    81.25        --              --      40.30         64.79     42.06       57.08
726 to 750                    18.70    45.49    72.77        --              --      40.73         62.37     39.12       60.66
751 to 775                    26.72    31.58    79.98        --              --      41.13         60.48     53.11       46.89
776 to 800                    20.23    18.62    54.99        --              --      38.08         57.87     56.22       43.78
801 to 825                    16.72    32.03    79.78        --              --      37.87         51.07     40.09       59.91
826 or greater
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
CREDIT SCORE                 SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
------------               -------  -------  ---------  --------  ----------
None
500 or less
501 to 525
526 to 550
551 to 575
576 to 600
601 to 625                      --       --      84.03      7.86        8.11
626 to 650                      --     0.19      90.89      1.85        7.26
651 to 675                      --     0.25      88.28      1.83        9.89
676 to 700                      --     0.07      81.63      4.16       14.22
701 to 725                      --     0.86      79.91      2.07       18.02
726 to 750                      --     0.22      84.75      2.79       12.46
751 to 775                      --       --      72.61      0.58       26.82
776 to 800                      --       --      81.00      1.17       17.82
801 to 825                      --       --      71.56     14.78       13.66
826 or greater
                               ---     ----      -----     -----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====     =====       =====

                            NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
DELINQUENCY STATUS (DAYS)  OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-------------------------  --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
Current (0-29)
30-59
60-89
90+
                              -----  ------------       ------        ----   ---  --------        -----        -----     -----
TOTAL                         1,486  $330,318,338       100.00%       7.58   691  $222,287        80.00        85.87     32.65
                              =====  ============       ======        ====   ===  ========        =====        =====     =====

                            PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
DELINQUENCY STATUS (DAYS)  OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-------------------------  --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
Current (0-29)
30-59
60-89
90+
                              -----    -----    -----       ---             ---      -----         -----     -----       -----
TOTAL                         14.61    33.97    76.75        --              --      41.18         65.30     39.70       60.05
                              =====    =====    =====       ===             ===      =====         =====     =====       =====

                           PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
DELINQUENCY STATUS (DAYS)    SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-------------------------  -------  -------  ---------  --------  ----------
Current (0-29)
30-59
60-89
90+
                               ---     ----      -----      ----       -----
TOTAL                           --     0.25      83.94      2.76       13.31
                               ===     ====      =====      ====       =====

INITIAL RATE ADJUSTMENT     NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
CAP - ARMS ONLY            OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-----------------------    --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
0.000%
0.500%
1.000%
1.500%                            3  $    945,599         0.29%       8.74   703  $315,200        90.15        90.15     50.76
2.000%                          542  $133,115,208        40.30%       7.46   700  $245,600        83.44        89.14     45.19
2.500%
3.000%                          457  $ 98,603,924        29.85%       7.93   678  $215,764        82.47        89.05     38.11
3.500%
4.000%
4.500%
5.000%                           95  $ 20,771,731         6.29%       8.02   687  $218,650        77.90        94.87      1.45
Other                             1  $     68,000         0.02%       7.75   755  $ 68,000        80.00        80.00        --
                              -----  ------------        -----        ----   ---  --------        -----        -----     -----
TOTAL                         1,098  $253,504,462        76.75%       7.69   690  $230,878        82.63        89.58     38.86
                              =====  ============        =====        ====   ===  ========        =====        =====     =====

INITIAL RATE ADJUSTMENT     PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
CAP - ARMS ONLY            OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-----------------------    --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
0.000%
0.500%
1.000%
1.500%                        50.76    50.76   100.00        --              --      47.47        100.00     13.28       86.72
2.000%                        18.22    38.45   100.00        --              --      41.33         68.77     33.51       66.37
2.500%
3.000%                        18.71    38.37   100.00        --              --      42.62         70.36     36.59       63.13
3.500%
4.000%
4.500%
5.000%                           --    82.10   100.00        --              --      41.17         61.82      6.15       93.85
Other                            --       --   100.00        --              --      43.46        100.00        --      100.00
                              -----    -----   ------       ---             ---      -----        ------     -----      ------
TOTAL                         17.03    42.03   100.00        --              --      41.84         68.94     32.38       67.45
                              =====    =====   ======       ===             ===      =====        ======     =====      ======

INITIAL RATE ADJUSTMENT    PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
CAP - ARMS ONLY              SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
-----------------------    -------  -------  ---------  --------  ----------
0.000%
0.500%
1.000%
1.500%                          --       --      86.72        --       13.28
2.000%                          --     0.12      83.24      0.80       15.95
2.500%
3.000%                          --     0.28      85.80      2.95       11.25
3.500%
4.000%
4.500%
5.000%                          --       --      56.14     19.08       24.78
Other                           --       --         --        --      100.00
                               ---     ----      -----      ----      ------
TOTAL                           --     0.17      82.01      3.13       14.86
                               ===     ====      =====      ====      ======

SUBSEQUENT RATE
ADJUSTMENT CAP - ARMS       NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
ONLY                       OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
---------------------      --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
0.000%
0.500%
1.000%                          988  $234,147,877        70.89%       7.65   688  $236,992        82.00        89.23     36.47
1.500%                           30  $  8,552,924         2.59%       7.90   686  $285,097        81.80        86.30     45.06
2.000%                           80  $ 10,803,661         3.27%       8.35   732  $135,046        96.95        99.59     85.66
2.500%
3.000%
3.500%
4.000%
4.500%
5.000%
Other
                              -----  ------------        -----        ----   ---  --------        -----        -----     -----
TOTAL                         1,098  $253,504,462        76.75%       7.69   690  $230,878        82.63        89.58     38.86
                              =====  ============        =====        ====   ===  ========        =====        =====     =====

SUBSEQUENT RATE
ADJUSTMENT CAP - ARMS       PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
ONLY                       OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
---------------------      --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
0.000%
0.500%
1.000%                        14.18    43.77   100.00        --              --      41.99         70.09     29.83       70.05
1.500%                         8.37    42.61   100.00        --              --      42.32         62.95     33.32       66.68
2.000%                        85.66     3.78   100.00        --              --      38.20         48.75     86.95       11.62
2.500%
3.000%
3.500%
4.000%
4.500%
5.000%
Other
                              -----    -----   ------       ---             ---      -----         -----     -----       -----
TOTAL                         17.03    42.03   100.00        --              --      41.84         68.94     32.38       67.45
                              =====    =====   ======       ===             ===      =====         =====     =====       =====

SUBSEQUENT RATE
ADJUSTMENT CAP - ARMS      PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
ONLY                         SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
---------------------      -------  -------  ---------  --------  ----------
0.000%
0.500%
1.000%                          --     0.12      84.94      3.20       11.86
1.500%                          --       --      81.03      5.29       13.69
2.000%                          --     1.43      19.22        --       80.78
2.500%
3.000%
3.500%
4.000%
4.500%
5.000%
Other
                               ---     ----      -----      ----       -----
TOTAL                           --     0.17      82.01      3.13       14.86
                               ===     ====      =====      ====       =====

FREDDIE EARLY               NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
INDICATOR SCORE            OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
---------------            --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
0 to 5
6 to 10
11 to 15
16 to 20
21 to 25
26 to 30
31 to 35
36 to 40
41 to 45
46 to 50
51 to 55
56 to 60
61 to 65
66 to 70
71 to 75
76 to 80
81 to 85
85 to 90
91 to 95
96 to 100
TOTAL

FREDDIE EARLY               PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
INDICATOR SCORE            OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
---------------            --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
0 to 5
6 to 10
11 to 15
16 to 20
21 to 25
26 to 30
31 to 35
36 to 40
41 to 45
46 to 50
51 to 55
56 to 60
61 to 65
66 to 70
71 to 75
76 to 80
81 to 85
85 to 90
91 to 95
96 to 100
TOTAL

FREDDIE EARLY              PERCENT  PERCENT   PERCENT    PERCENT    PERCENT
INDICATOR SCORE              SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT
---------------            -------  -------  ---------  --------  ----------
0 to 5
6 to 10
11 to 15
16 to 20
21 to 25
26 to 30
31 to 35
36 to 40
41 to 45
46 to 50
51 to 55
56 to 60
61 to 65
66 to 70
71 to 75
76 to 80
81 to 85
85 to 90
91 to 95
96 to 100
TOTAL


TOP 5 ORIGINATORS (NOTE     NUMBER                  PERCENT OF      WA       WA    AVERAGE  WA ORIGINAL  WA ORIGINAL   PERCENT
ADDITIONAL COLUMNS)        OF LOANS     UPB ($)    POOL BY UPB  COUPON (%)  FICO   UPB ($)   LTV(1) (%)   CLTV(2)(%)  OLTV >80
-----------------------    --------  ------------  -----------  ----------  ----  --------  -----------  -----------  --------
1 (input name)
2 (input name)
3 (input name)
4 (input name)
5 (input name)
TOTAL


TOP 5 ORIGINATORS (NOTE     PERCENT  PERCENT  PERCENT   PERCENT  % OF FIRSTS W/      WA        PERCENT     PERCENT    PERCENT
ADDITIONAL COLUMNS)        OLTV >90     IO      ARMS   2ND LIEN    2ND IN POOL   DTI(3)(%)  DTI(3) > 40%  FULL DOC  STATED DOC
-----------------------    --------  -------  -------  --------  --------------  ---------  ------------  --------  ----------
1 (input name)
2 (input name)
3 (input name)
4 (input name)
5 (input name)
TOTAL

                                                                                           % OF ORIGINAL PURCHASE POOL
                                                                              ----------------------------------------------------
                                                                                                                            PULL-
TOP 5 ORIGINATORS (NOTE    PERCENT  PERCENT   PERCENT    PERCENT    PERCENT   SIZE OF UNDERWRITING    SIZE OF APPRAISAL    THROUGH
ADDITIONAL COLUMNS)          SISA     NINA   OWNER OCC  2ND HOME  INVESTMENT  DILIGENCE SAMPLE (%)  DILIGENCE SAMPLE (%)  RATE (%)
-----------------------    -------  -------  ---------  --------  ----------  --------------------  --------------------  --------
1 (input name)
2 (input name)
3 (input name)
4 (input name)
5 (input name)
TOTAL

(1) LTV is defined as (a) for a first lien loan, the loan amount divided by the lesser of the appraised value or sales price of the related property and
     (b) for a second lien loan, the sum of the loan amount plus the amount of the senior loan divided by the lesser of the appraised vaue or sales price of the related property.

(2) CLTV is defined as (a) for a first lien loan, the sum of the loan amount plus the amount of any subordinate lien on the related property divided by the lesser of the appraised value or sales price of the related property and (b) for a second lien loan, the sum of the loan amount plus the amount of the related senior loan divided by the lesser of the appraised vaue or sales price of the related property.

(3) All DTI data should reflect back-end DTI, which is the ratio of all of the borrower's monthly long-term debt payments (including the subject mortgage) to his or her income.

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DYNAMIC CREDIT COLLATERAL ANALYSIS

Deal Name Here   SURF 2006-AB3

       ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE BUYING***

 *** ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR, ALL OTHER
                     ROWS USE ROW TOTALS AS A DENOMINATOR***

1. FICO AND LTV

                                Row - %    Wtd Avg
                                 Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low     FICO High   LTV  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD
--------     ---------  ----  ----------  ---------  -------  -------  -------  -------  -----  -----
500                524  > 65%
525                574  > 65%
575                599  > 65%
600                619  > 70%
620                639  > 70%      #REF!    196,623      629     42.6     78.7     7.92   76.1   13.1
640                659  > 70%      #REF!    226,525      649     42.5     78.8     7.80   65.6   19.5
660                679  > 80%      #REF!    246,595      668     43.3     91.6     8.00   67.3   17.2
680                699  > 80%      #REF!    223,992      689     41.6     92.1     7.95   75.2    9.9
700                724  > 80%      #REF!    206,025      711     41.0     92.6     7.80   68.1    7.6
725                749  > 80%      #REF!    202,618      736     41.2     92.9     7.64   74.5   14.9
750 max                 > 90%      #REF!    148,389      771     38.3     98.8     8.23   76.8    5.4


                        % Owner               % 2+   % Full  % Ltd  % No        % Int   % With
FICO Low     FICO High    Occ    % Investor  family    Doc    Doc    Doc  % MI   Only  Seconds
--------     ---------  -------  ----------  ------  ------  -----  ----  ----  -----  -------
500                524
525                574
575                599
600                619
620                639     91.7         4.8     7.4    43.0   57.0   0.0   0.0   33.3     50.2
640                659     94.1         4.6     2.9    35.6   63.8   0.6   0.0   40.5     46.2
660                679     87.6        10.6     9.6    33.2   66.8   0.0   0.0   29.0      1.5
680                699     81.1        17.1     4.3    45.5   54.5   0.0   0.3   36.7      3.5
700                724     67.8        29.1    15.8    47.6   51.7   0.7   0.0   28.8      3.6
725                749     73.0        25.2     6.5    52.0   48.0   0.0   0.0   46.5      0.7
750 max                    43.1        53.8    10.1    81.6   18.5   0.0   0.0   16.2      3.0

2. LTV AND DTI

                                Row - %    Wtd Avg
                                 Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
LTV Low      LTV High    DTI  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD
-------      ---------  ----  ----------  ---------  -------  -------  -------  -------  -----  -----
 70.00%          79.99% > 50%       #REF!   215,110      678     52.5     75.8     7.62   68.3    5.3
 80.00%          84.99% > 50%       #REF!   196,287      673     51.6     80.0     7.57   55.7   31.4
 85.00%          89.99% > 50%       #REF!   270,873      675     51.3     87.3     6.81   91.8    0.0
 90.00%          94.99% > 50%       #REF!   229,959      680     52.6     90.6     8.11   41.1   13.7
 95.00%          99.99% > 50%       #REF!   207,815      698     52.6     98.0     8.58  100.0    0.0
100.00%         109.99% > 50%
110.00% max             > 50%


                        % Owner               % 2+   % Full  % Ltd  % No        % Int   % With
LTV Low      LTV High     Occ    % Investor  family    Doc    Doc    Doc  % MI   Only  Seconds
-------      ---------  -------  ----------  ------  ------  -----  ----  ----  -----  -------
 70.00%          79.99%    72.7        27.3    26.5    49.6   50.4   0.0   0.0   28.1      5.6
 80.00%          84.99%    91.7         7.4     7.4    72.1   27.9   0.0   0.0   33.2     72.2
 85.00%          89.99%    90.0        10.0     0.0   100.0    0.0   0.0   0.0   57.4      0.0
 90.00%          94.99%    73.7        26.3    37.6    49.1   50.9   0.0   0.0    7.9      7.6
 95.00%          99.99%    59.3        30.7     0.0    73.5   26.5   0.0   0.0    0.0      0.0
100.00%         109.99%
110.00% max

3. DTI AND FICO

                                 Row - %    Wtd Avg
                                  Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
DTI Low      DTI High    FICO  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD
-------      ---------  -----  ----------  ---------  -------  -------  -------  -------  -----  -----
20.00%           29.99% < 550       #REF!    175,560      703     26.2     76.7     7.43   74.1   14.3
30.00%           34.99% < 600       #REF!    201,659      689     32.7     75.7     7.40   70.6   15.1
35.00%           39.99% < 675       #REF!    226,026      719     38.0     82.1     7.53   68.3   18.1
40.00%           44.99% < 675       #REF!    223,017      720     42.7     82.6     7.61   73.0   14.1
45.00%           49.99% < 700       #REF!    262,054      734     47.5     82.2     7.38   68.4   13.4
50.00%           54.99% < 750       #REF!    201,152      766     51.4     82.3     7.50   78.6    0.0
56% max                 < 750       #REF!    241,959      769     55.2     95.0     8.56  100.0    0.0


                        % Owner               % 2+   % Full  % Ltd  % No        % Int   % With
DTI Low      DTI High     Occ    % Investor  family    Doc    Doc    Doc  % MI   Only  Seconds
-------      ---------  -------  ----------  ------  ------  -----  ----  ----  -----  -------
20.00%           29.99%    82.4        14.6     3.6    60.7   39.3   0.0   0.0   14.9     13.9
30.00%           34.99%    81.3        16.2     5.1    48.7   51.4   0.0   0.0   40.0     26.0
35.00%           39.99%    82.6        14.0     9.2    35.8   64.3   0.0   0.3   33.8     29.0
40.00%           44.99%    79.1        16.4     5.6    31.6   68.4   0.0   0.0   44.5     37.4
45.00%           49.99%    83.5        14.9    13.7    35.9   64.2   0.0   0.0   38.1     31.4
50.00%           54.99%    88.2        11.8    21.4   100.0    0.0   0.0   0.0    0.0     72.8
56% max                   100.0         0.0     0.0     0.0  100.0   0.0   0.0    0.0      0.0

4. HIGH LTV LOANS

                       Row - %    Wtd Avg
                        Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+
LTV            LTV   Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family
---          ------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------  ------
 75.00%       79.99%      #REF!    238,098      684     41.8     77.0     7.42   70.3   18.7     87.3        12.1     5.6
 80.00%       80.00%      #REF!    217,101      682     42.3     80.0     7.69   69.2   16.6     85.8         9.2     7.2
 80.01%       89.99%      #REF!    262,211      700     41.9     86.1     7.40   75.4   12.3     85.0        15.0     6.5
 90.00%       94.99%      #REF!    252,639      698     42.7     90.4     7.79   63.3   12.3     77.8        21.4    17.0
 95.00%       99.99%      #REF!    180,740      710     40.7     98.3     8.37   73.8   11.0     69.3        26.2     7.0
100.00%      109.99%
110.00% max


                     % Full  % Ltd  % No        % Int
LTV            LTV     Doc    Doc    Doc  % MI   Only  % CA  % AZ  % FL  2/28  3/27  5/25
---          ------  ------  -----  ----  ----  -----  ----  ----  ----  ----  ----  ----
 75.00%       79.99%   40.2   59.8   0.0   0.0   32.6  30.1   6.9   9.2  40.0  21.1   8.9
 80.00%       80.00%   29.2   70.3   0.5   0.0   42.2  18.9   6.2  13.3  56.8  15.8  13.0
 80.01%       89.99%   37.4   62.6   0.0   0.0   44.3  38.9   3.7   5.3  59.8  24.9   6.5
 90.00%       94.99%   31.4   68.6   0.0   0.0   31.2  31.4  12.1   8.1  66.3  26.1   1.5
 95.00%       99.99%   57.5   42.1   0.3   0.2   26.0   8.2   0.5  10.9  60.4  28.4   0.8
100.00%      109.99%
110.00% max

5. IO LOANS

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+   % Full
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family    Doc
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------  ------  ------
500                524
525                574
575                599
600                619
620                639       #REF!    232,795      629     43.3     77.5     7.75   75.8    8.8     94.5         3.6    10.1    36.5
640                659       #REF!    289,019      649     42.0     77.8     7.61   60.2   24.6     98.9         0.0     0.0    36.0
660                679       #REF!    282,490      669     42.4     83.7     7.81   65.8   25.0     88.4         8.4     2.7    23.5
680                699       #REF!    296,708      689     43.4     81.9     7.54   66.0   22.5     87.5         3.0     3.1    19.7
700                724       #REF!    279,131      711     40.0     81.2     7.30   78.9   11.7     91.0         8.2     2.0    28.2
725                749       #REF!    352,852      737     41.7     79.9     7.30   74.7   19.5     93.2         2.1     3.3    22.4
750 max                      #REF!    308,719      772     41.4     82.0     7.24   75.2   13.8     97.2         0.0     7.9    28.8


                        % Ltd  % No        % Int                    2 yr  3 yr   5 yr  10 yr
FICO Low     FICO High   Doc    Doc  % MI   Only  % CA  % AZ  % FL   IO    IO     IO     IO
--------     ---------  -----  ----  ----  -----  ----  ----  ----  ----  ----  -----  -----
500                524
525                574
575                599
600                619
620                639   63.5   0.0   0.0  100.0  34.5   8.5   2.6   0.0   0.0  100.0    0.0
640                659   64.0   0.0   0.0  100.0  29.1   8.4   6.5   1.1   0.0   93.4    5.5
660                679   76.5   0.0   0.0  100.0  28.1   2.0   5.7   0.0   0.0   95.4    4.6
680                699   80.3   0.0   0.0  100.0  30.3   6.0  15.9   0.0   0.0   98.4    1.6
700                724   71.8   0.0   0.0  100.0  43.4   4.2   7.0   0.0   0.0   97.0    3.0
725                749   77.6   0.0   0.0  100.0  39.2   4.7   6.9   0.0   0.0   98.3    1.7
750 max                  71.3   0.0   0.0  100.0  29.5   9.9  12.9   0.0   0.0   96.9    3.1

6. INVESTOR LOANS

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+   % Full
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family    Doc
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------  ------  ------
500                524
525                574
575                599
600                619
620                639       #REF!    148,726      629     40.0     69.9     8.49   51.7    2.5      0.0       100.0    45.8     6.9
640                659       #REF!    160,870      646     46.1     74.2     8.60   67.5    7.3      0.0       100.0    16.9    17.2
660                679       #REF!    172,719      669     40.1     83.3     8.37   74.9   11.0      0.0       100.0    13.3    43.6
680                699       #REF!    177,835      688     38.5     83.1     8.06   61.2   18.4      0.0       100.0    14.8    51.0
700                724       #REF!    165,951      709     38.8     86.7     7.94   60.0    8.7      0.0       100.0    25.2    61.0
725                749       #REF!    135,403      736     38.7     89.4     8.01   72.2   12.0      0.0       100.0    14.1    75.2
750 max                      #REF!    159,044      769     38.1     91.4     8.24   47.8    5.6      0.0       100.0    37.2    74.9


                        % Ltd  % No        % Int                    2 yr  3 yr   5 yr  10 yr
FICO Low     FICO High   Doc    Doc  % MI   Only  % CA  % AZ  % FL   IO    IO     IO     IO
--------     ---------  -----  ----  ----  -----  ----  ----  ----  ----  ----  -----  -----
500                524
525                574
575                599
600                619
620                639   93.2   0.0   0.0   11.1  14.8  21.0  23.3   0.0   0.0   11.1    0.0
640                659   82.8   0.0   0.0    0.0  39.1   0.0   0.0   0.0   0.0    0.0    0.0
660                679   56.4   0.0   0.0   22.1  30.9   4.2   5.9   0.0   0.0   22.1    0.0
680                699   49.0   0.0   0.0    7.9  24.7   0.0  13.3   0.0   0.0    7.9    0.0
700                724   39.0   0.0   0.0   15.7  30.9   6.4   4.8   0.0   0.0   15.7    0.0
725                749   24.8   0.0   0.0    7.3  13.2   0.0   3.1   0.0   0.0    7.3    0.0
750 max                  25.1   0.0   0.0    0.0  16.4   0.0  11.7   0.0   0.0    0.0    0.0

7. LIMITED AND STATED DOC

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------
500                524
525                574
575                599
600                619
620                639       #REF!    210,648      629     41.8     74.5     8.05   75.7    7.7     84.4        14.0
640                659       #REF!    235,043      649     42.2     74.5     7.92   60.9   18.1     91.5         6.2
660                679       #REF!    250,527      669     42.3     84.4     7.93   69.4   18.0     87.4        10.6
680                699       #REF!    249,592      688     40.9     80.7     7.74   70.0   19.3     84.2        10.0
700                724       #REF!    236,395      711     40.5     81.9     7.53   78.2   10.3     83.4        13.3
725                749       #REF!    285,150      737     41.8     80.1     7.45   69.5   15.4     91.4         5.1
750 max                      #REF!    278,952      775     42.1     81.8     7.42   64.5   17.9     85.8        11.7


                         % 2+   % Full  % Ltd  % No        % Int
FICO Low     FICO High  family    Doc    Doc    Doc  % MI   Only  % CA  % AZ  % FL
--------     ---------  ------  ------  -----  ----  ----  -----  ----  ----  ----
500                524
525                574
575                599
600                619
620                639    14.1     0.0  100.0   0.0   0.0   29.9  21.7   6.6  11.1
640                659     4.1     0.0  100.0   0.0   0.0   37.4  23.8   2.6  12.0
660                679     6.5     0.0  100.0   0.0   0.0   37.5  31.5   4.6  11.2
680                699     4.4     0.0  100.0   0.0   0.0   42.8  27.9   4.8  14.2
700                724     7.0     0.0  100.0   0.0   0.0   46.6  36.8   3.8   9.5
725                749    11.3     0.0  100.0   0.0   0.0   56.9  37.1   4.0   5.9
750 max                   11.5     0.0  100.0   0.0   0.0   41.4  35.3   3.6  10.1

8. NINA,NO DOC & NO RATIO LOANS

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+   % Full
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family    Doc
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------  ------  ------
500                524
525                574
575                599
600                619
620                639
640                659       #REF!    137,696      654      0.0     69.9     8.39  100.0    0.0    100.0         0.0     0.0     0.0
660                679       #REF!    375,079      671     29.7     77.6     7.47   62.4   37.6     92.8         7.2     0.0   100.0
680                699       #REF!    229,334      691     12.2     90.3     7.17   80.4    0.0     19.6        73.2    19.6    92.8
700                724       #REF!    234,034      711     33.0     86.8     7.65   79.8    0.0     76.4        23.6    20.2    68.9
725                749       #REF!    233,132      736     32.9     87.4     7.63  100.0    0.0     48.2        51.8     0.0    89.0
750 max


                        % Ltd   % No        % Int                    2 yr  3 yr   5 yr  10 yr
FICO Low     FICO High   Doc    Doc   % MI   Only  % CA  % AZ  % FL   IO    IO     IO     IO
--------     ---------  -----  -----  ----  -----  ----  ----  ----  ----  ----  -----  -----
500                524
525                574
575                599
600                619
620                639
640                659    0.0  100.0  0.0    0.0  30.9   0.0   0.0   0.0   0.0    0.0    0.0
660                679    0.0    0.0  0.0    0.0  30.4   0.0   0.0   0.0   0.0    0.0    0.0
680                699    0.0    7.2  0.0    0.0  73.2   0.0   0.0   0.0   0.0    0.0    0.0
700                724    0.0   31.2  0.0   25.7  41.9   0.0   0.0   0.0   0.0   25.7    0.0
725                749    0.0   11.0  0.0   37.2  51.8   0.0   0.0   0.0   0.0   37.2    0.0
750 max

9. 2+ FAMILY LOANS

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+   % Full
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family    Doc
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------  ------  ------
500                524
525                574
575                599
600                619
620                639       #REF!    310,683      628     42.3     75.2     7.94    0.0    0.0     51.2        48.8   100.0     0.0
640                659       #REF!    248,089      650     46.1     75.7     7.51    0.0    0.0     75.8        24.2   100.0    22.6
660                679       #REF!    296,913      666     47.8     85.0     8.13    0.0    0.0     77.2        22.8   100.0    40.6
680                699       #REF!    273,850      687     41.7     82.6     7.74    0.0    0.0     49.8        50.2   100.0    20.5
700                724       #REF!    248,229      710     44.7     87.4     7.70    0.0    0.0     54.8        45.2   100.0    58.0
725                749       #REF!    212,048      734     44.1     81.1     7.37    0.0    0.0     80.2        19.9   100.0    22.7
750 max                      #REF!    225,335      765     40.7     84.1     7.96    0.0    0.0     31.0        69.1   100.0    54.5


                        % Ltd  % No        % Int                    2 yr  3 yr   5 yr  10 yr
FICO Low     FICO High   Doc    Doc  % MI   Only  % CA  % AZ  % FL   IO    IO     IO     IO
--------     ---------  -----  ----  ----  -----  ----  ----  ----  ----  ----  -----  -----
500                524
525                574
575                599
600                619
620                639  100.0   0.0   0.0   33.5  25.6  40.9  13.0   0.0   0.0   33.5    0.0
640                659   77.4   0.0   0.0    0.0  47.3  22.6   0.0   0.0   0.0    0.0    0.0
660                679   59.4   0.0   0.0   12.2  44.9  23.0   2.8   0.0   0.0   12.2    0.0
680                699   79.5   0.0   0.0   27.8  18.8  33.3   0.0   0.0   0.0   27.8    0.0
700                724   36.8   5.2   0.0    7.0  15.9  29.1   0.0   0.0   0.0    7.0    0.0
725                749   77.3   0.0   0.0   16.4  13.5  16.4   2.9   0.0   0.0   16.4    0.0
750 max                  45.5   0.0   0.0   18.3  19.6  10.4   5.0   0.0   0.0   18.3    0.0

10. CONDO LOANS

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                Mid Rise &  % Owner
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD   High Rise    Occ    % Investor
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  ----------  -------  ----------
500                524
525                574
575                599
600                619
620                639       #REF!    186,132      629     41.2     75.1     7.66    0.0    0.0         0.0     67.1         0.0
640                659       #REF!    265,352      650     39.0     70.9     8.14    0.0    0.0        13.4     92.0         3.9
660                679       #REF!    228,948      666     41.7     88.6     8.16    0.0    0.0         0.0     97.2         2.8
680                699       #REF!    188,206      687     43.6     87.3     7.90    0.0    0.0        19.5     92.0         8.0
700                724       #REF!    212,110      710     39.5     87.2     7.73    0.0    0.0         0.0     60.2        21.4
725                749       #REF!    150,422      734     39.1     89.3     7.68    0.0    0.0         0.0     60.7         8.3
750 max                      #REF!    194,150      774     41.1     85.9     7.47    0.0    0.0         8.8     61.4        38.6


                         % 2+   % Full  % Ltd  % No        % Int                    2 yr  3 yr  5 yr  10 yr
FICO Low     FICO High  family    Doc    Doc    Doc  % MI   Only  % CA  % AZ  % FL   IO    IO    IO     IO
--------     ---------  ------  ------  -----  ----  ----  -----  ----  ----  ----  ----  ----  ----  -----
500                524
525                574
575                599
600                619
620                639     0.0    64.8   35.3   0.0   0.0   44.7  21.0   0.0  18.6   0.0   0.0  44.7      0
640                659     0.0     4.7   95.3   0.0   0.0   56.8  14.0   0.0  18.2   4.1   0.0  52.7      0
660                679     0.0     8.3   91.7   0.0   0.0   58.6  43.9   0.0  35.3   0.0   0.0  39.3   19.3
680                699     0.0    51.8   48.2   0.0   0.0   33.3  13.5   0.0  23.2   0.0   0.0  33.3      0
700                724     0.0    55.0   45.0   0.0   0.0   50.1  10.2   0.0  24.7   0.0   0.0  29.7   20.4
725                749     0.0    28.7   71.3   0.0   0.0   44.3   0.0   0.0  13.3   0.0   0.0  44.3      0
750 max                    0.0    46.8   53.2   0.0   0.0   15.6  43.9   0.0   8.8   0.0   0.0  15.6      0

11. SECOND LIEN LOANS (IF ANY)

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      CLTV     GWAC   % SFD  % PUD    Occ    % Investor
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------
500                524
525                574
575                599
600                619
620                639
640                659
660                679
680                699
700                724
725                749
750 max


                         % 2+   % Full  % Ltd  % No        % Int
FICO Low     FICO High  family    Doc    Doc    Doc  % MI   Only  % CA  % AZ  % FL  % NV
--------     ---------  ------  ------  -----  ----  ----  -----  ----  ----  ----  ----
500                524
525                574
575                599
600                619
620                639
640                659
660                679
680                699
700                724
725                749
750 max

12. CALIFORNIA LOANS

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                        % Owner
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD  %Condo    Occ    % Investor
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  ------  -------  ----------
500                524
525                574
575                599
600                619
620                639       #REF!    276,288      630     42.6     69.0     7.37   85.1    0.0     3.7     90.1         6.9
640                659       #REF!    317,689      648     44.3     71.6     7.41   79.9    7.3     6.1     91.9         8.1
660                679       #REF!    371,233      669     43.3     79.4     7.39   69.2   14.1     5.2     87.4        12.6
680                699       #REF!    366,758      690     39.7     76.0     6.99   79.3   12.7     3.5     84.8        13.4
700                724       #REF!    397,640      711     39.5     78.1     6.97   83.7    9.9     1.6     83.1        16.9
725                749       #REF!    447,968      737     44.5     77.3     6.83   96.5    0.0     0.0     95.1         4.9
750 max                      #REF!    402,029      777     40.8     69.6     6.56   64.9   20.1     7.6     88.4        11.6


                         % 2+   % Full  % Ltd  % No        % Int         2 yr  3 yr  5 yr  10 yr
FICO Low     FICO High  family    Doc    Doc    Doc  % MI   Only  % CA    IO    IO    IO     IO
--------     ---------  ------  ------  -----  ----  ----  -----  -----  ----  ----  ----  -----
500                524
525                574
575                599
600                619
620                639    11.3    32.3   67.7   0.0   0.0   50.6  100.0   0.0   0.0  50.6    0.0
640                659     6.8    33.0   66.0   1.0   0.0   47.0  100.0   0.0   0.0  42.0    4.9
660                679    10.7    31.5   68.5   0.0   0.0   30.0  100.0   0.0   0.0  25.1    4.9
680                699     3.0    25.6   74.5   0.0   0.0   43.1  100.0   0.0   0.0  43.1    0.0
700                724     4.9    40.8   59.2   0.0   0.0   45.4  100.0   0.0   0.0  45.4    0.0
725                749     3.6    33.5   66.6   0.0   0.0   51.4  100.0   0.0   0.0  51.4    0.0
750 max                    7.4    46.7   53.3   0.0   0.0   25.9  100.0   0.0   0.0  25.9    0.0

13. FLORIDA LOANS

                          Row - %    Wtd Avg                                                              %Condo   % Mid Rise
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                           AND      & High
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD  %Condo  INVESTOR  Rise Condo
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  ------  --------  ----------
500                524
525                574
575                599
600                619
620                639       #REF!    173,533      628     39.0     74.9     7.91   77.7   10.1     4.4       0.0         0.0
640                659       #REF!    184,375      649     39.4     73.0     7.74   65.4   17.2    17.5       0.0        10.3
660                679       #REF!    201,286      668     42.7     85.8     7.96   58.8   23.2    13.4       0.0         3.3
680                699       #REF!    221,085      689     42.3     81.6     7.86   63.7   21.6    11.2       0.8         9.6
700                724       #REF!    173,117      708     45.4     84.9     8.00   58.5   23.7    17.9       0.0         0.0
725                749       #REF!    223,734      733     39.4     70.4     7.12   64.6   27.6     4.5       0.0         0.0
750 max                      #REF!    197,246      775     39.8     82.7     7.60   55.9   34.3     4.3       4.3         4.3


                        % Owner               % 2+   % Full  % Ltd  % No        % Int         2 yr  3 yr  5 yr  10 yr
FICO Low     FICO High    Occ    % Investor  family    Doc    Doc    Doc  % MI   Only  % FL    IO    IO    IO     IO
--------     ---------  -------  ----------  ------  ------  -----  ----  ----  -----  -----  ----  ----  ----  -----
500                524
525                574
575                599
600                619
620                639     78.4        14.8     7.8   53.3    46.7   0.0   0.0    5.1  100.0   0.0   0.0   5.1      0
640                659     93.6         0.0     0.0   26.7    73.3   0.0   0.0   23.4  100.0   0.0   0.0  23.4      0
660                679     85.9         7.7     2.1   22.5    77.5   0.0   0.0   19.5  100.0   0.0   0.0  19.5      0
680                699     78.8        13.6     0.0   28.6    71.4   0.0   0.0   42.7  100.0   0.0   0.0  42.7      0
700                724     64.3        12.3     0.0   27.8    72.2   0.0   0.0   34.3  100.0   0.0   0.0  34.3      0
725                749     94.8         5.2     3.4   52.6    47.4   0.0   0.0   41.1  100.0   0.0   0.0  41.1      0
750 max                    60.8        23.5     5.4   56.6    43.4   0.0   0.0   32.3  100.0   0.0   0.0  32.3      0

14. LARGEST STATE CONCENTRATION (AFTER CALIFORNIA & FLORIDA)

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                        % Owner
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD  %Condo    Occ    % Investor
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  ------  -------  ----------
500                524
525                574
575                599
600                619
620                639       #REF!    261,908      627     42.1     71.4     7.72   96.6    0.0     0.0    100.0         0.0
640                659       #REF!    261,850      648     43.2     76.9     7.69   55.6   44.4     0.0     91.9         8.1
660                679       #REF!    272,555      667     43.4     83.1     7.65   73.5   17.9     3.0     93.4         0.0
680                699       #REF!    257,134      689     43.8     84.7     7.31   32.9   39.1    25.7     97.6         2.4
700                724       #REF!    232,463      711     38.4     84.5     7.70   78.7    0.0    21.3     85.1        14.9
725                749       #REF!    361,406      737     41.7     86.7     7.38   38.3   61.7     0.0     97.9         2.1
750 max                      #REF!    232,122      777     38.4     86.3     7.48   94.9    0.0     0.0     79.0        21.0


                         % 2+   % Full  % Ltd  % No        % Int  2 yr  3 yr  5 yr  10 yr
FICO Low     FICO High  family    Doc    Doc    Doc  % MI   Only   IO    IO    IO     IO
--------     ---------  ------  ------  -----  ----  ----  -----  ----  ----  ----  -----
500                524
525                574
575                599
600                619
620                639     0.0    47.8   52.2   0.0   0.0    8.0   0.0   0.0   8.0    0.0
640                659     0.0    41.7   58.3   0.0   0.0   51.8   0.0   0.0  51.8    0.0
660                679     0.0    48.8   51.2   0.0   0.0   33.0   0.0   0.0  33.0    0.0
680                699     0.0    65.4   34.6   0.0   0.0   67.5   0.0   0.0  67.5    0.0
700                724     0.0    40.6   59.4   0.0   0.0   62.4   0.0   0.0  57.0    5.4
725                749     0.0    25.9   74.2   0.0   0.0   97.9   0.0   0.0  97.9    0.0
750 max                    5.1    70.5   29.5   0.0   0.0   37.7   0.0   0.0  37.7    0.0

15. 2ND LARGEST STATE CONCENTRATION (AFTER CALIFORNIA, FLORIDA AND STATE IN
SECTION 14 ABOVE)

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                        % Owner
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD  %Condo    Occ    % Investor
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  ------  -------  ----------
500                524
525                574
575                599
600                619
620                639       #REF!    357,985      629     38.4     72.9     7.61   60.0    0.0     0.0     78.2        21.8
640                659       #REF!    437,574      649     37.7     68.9     7.64   46.5    0.0    44.4    100.0         0.0
660                679       #REF!    302,682      670     44.7     82.6     7.65   68.6    0.0     0.0     92.1         7.9
680                699       #REF!    420,317      690     37.0     81.0     7.25   72.1    0.0     0.0    100.0         0.0
700                724       #REF!    359,087      708     40.3     75.1     7.38   42.9    0.0     1.8     78.1        21.9
725                749       #REF!    321,424      738     43.8     75.7     7.02   59.6    0.0     0.0    100.0         0.0
750 max                      #REF!    359,237      766     38.0     85.5     7.40   44.2    0.0     0.0    100.0         0.0


                         % 2+   % Full  % Ltd  % No        % Int  2 yr  3 yr  5 yr  10 yr
FICO Low     FICO High  family    Doc    Doc    Doc  % MI   Only   IO    IO    IO     IO
--------     ---------  ------  ------  -----  ----  ----  -----  ----  ----  ----  -----
500                524
525                574
575                599
600                619
620                639    40.0    17.4   82.6   0.0   0.0   27.5   0.0   0.0  27.5    0.0
640                659     9.1     9.1   90.9   0.0   0.0   38.0   0.0   0.0  38.0    0.0
660                679    25.5    32.0   68.0   0.0   0.0   10.1   0.0   0.0  10.1    0.0
680                699    27.9    14.3   85.7   0.0   0.0   45.0   0.0   0.0  32.8   12.2
700                724    55.3    34.4   65.6   0.0   0.0   27.4   0.0   0.0  27.4    0.0
725                749    40.5     0.0  100.0   0.0   0.0   58.2   0.0   0.0  58.2    0.0
750 max                   30.9    31.9   68.1   0.0   0.0   68.1   0.0   0.0  68.1    0.0

IX. 40 YEAR (ORIGINAL TERM) LOANS (INCLUDE 40/30 BALOONS, 40/10 ETC - ANY LOAN WITH AN ORIGINAL AMORTIZATION SCHEDULE > 30 YEARS)

                          Row - %    Wtd Avg
                           Total      Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner               % 2+   % Full
FICO Low     FICO High  Collateral  Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ    % Investor  family    Doc
--------     ---------  ----------  ---------  -------  -------  -------  -------  -----  -----  -------  ----------  ------  ------
500                524
525                574
575                599
600                619
620                639       #REF!    238,534      627     43.5     73.3     7.67   76.1    7.3    78.9         15.2    15.2    42.8
640                659       #REF!    256,739      648     44.2     72.7     7.56   46.9   21.3   100.0          0.0     9.2    19.4
660                679       #REF!    286,116      668     43.9     81.2     7.42   52.4   23.7    82.7         16.2    18.7    36.0
680                699       #REF!    276,778      690     37.9     80.6     7.30   82.4    7.5    88.3         11.7     2.7    22.8
700                724       #REF!    340,637      709     41.1     79.8     7.24   57.9   18.6    67.8         28.6    16.8    31.6
725                749       #REF!    275,673      737     41.9     79.4     7.05   66.9   16.0    83.6         16.4    17.1    43.6
750 max                      #REF!    303,440      774     40.6     76.6     7.06   55.1   20.1    75.7         24.3    17.4    52.5


                        % Ltd  % No                                  2 yr  3 yr  5 yr  10 yr
FICO Low     FICO High   Doc    Doc  % MI  Nevada  % CA  % AZ  % FL   IO    IO    IO     IO
--------     ---------  -----  ----  ----  ------  ----  ----  ----  ----  ----  ----  -----
500                524
525                574
575                599
600                619
620                639   57.3   0.0   0.0     0.0  31.2  13.4  19.9   0.0   0.0   0.0    0.0
640                659   80.6   0.0   0.0     0.0  21.5  22.6  11.7   0.0   0.0   0.0    0.0
660                679   64.0   0.0   0.0     0.0  53.4  10.7   8.4   0.0   0.0   0.0    0.0
680                699   77.2   0.0   0.0     0.0  35.8  10.1  13.2   0.0   0.0   0.0    0.0
700                724   68.4   0.0   0.0     0.0  51.6  11.0   8.9   0.0   0.0   0.0    0.0
725                749   56.4   0.0   0.0     0.0  42.8   5.1   7.8   0.0   0.0   0.0    0.0
750 max                  47.5   0.0   0.0     0.0  53.4   0.0   2.8   0.0   0.0   0.0    0.0

PLEASE FILL IN THE % OF THE COLLATERAL SUPPORTING OUR TRANCHE (ONLY) IN EACH OF THESE ZIP CODES

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
01005   MA                  99645       1      AK   $     94,858.54          2.87%
01031   MA                  35022       1      AL   $    128,800.00          3.90%
01037   MA                  35023       1      AL   $     67,979.89          2.06%
01068   MA                  35215       1      AL   $     82,800.00          2.51%
01083   MA                  35404       2      AL   $    181,527.47          5.50%
01088   MA                  35603       1      AL   $    131,600.00          3.98%
01092   MA                  35806       1      AL   $    192,000.00          5.81%
01331   MA                  36116       2      AL   $    152,684.13          4.62%
01366   MA                  36344       1      AL   $     60,000.00          1.82%
01368   MA                  36535       1      AL   $    139,000.00          4.21%
01420   MA                  36567       1      AL   $    223,200.00          6.76%
01430   MA                  36605       1      AL   $     50,250.00          1.52%
01431   MA                  36606       1      AL   $     50,974.33          1.54%
01432   MA                  36607       1      AL   $     74,872.91          2.27%
01436   MA                  36613       1      AL   $     61,000.00          1.85%
01438   MA                  36617       1      AL   $     59,898.33          1.81%
01440   MA                  36784       1      AL   $    200,000.00          6.05%
01450   MA                  36804       1      AL   $    382,320.00         11.57%
01451   MA                  36853       1      AL   $    151,200.00          4.58%
01452   MA                  71635       1      AR   $     44,124.88          1.34%
01453   MA                  72116       1      AR   $    111,000.00          3.36%
01460   MA                  72687       1      AR   $     74,479.40          2.25%
01462   MA                  72715       1      AR   $    178,198.18          5.39%
01463   MA                  72727       1      AR   $    107,920.00          3.27%
01464   MA                  85006       1      AZ   $     95,000.00          2.88%
01467   MA                  85008       1      AZ   $    192,000.00          5.81%
01468   MA                  85015       3      AZ   $    747,189.06         22.62%
01469   MA                  85017       2      AZ   $    296,950.00          8.99%
01473   MA                  85023       2      AZ   $    304,800.00          9.23%
01474   MA                  85027       1      AZ   $    169,600.00          5.13%
01475   MA                  85029       1      AZ   $    136,000.00          4.12%
01501   MA                  85031       1      AZ   $    148,287.58          4.49%
01503   MA                  85033       1      AZ   $    149,828.55          4.54%
01504   MA                  85035       2      AZ   $    332,000.00         10.05%
01505   MA                  85037       3      AZ   $    527,385.84         15.97%
01506   MA                  85040       3      AZ   $    423,503.51         12.82%
01507   MA                  85042       3      AZ   $    613,100.10         18.56%
01510   MA                  85043       2      AZ   $    416,000.00         12.59%
01515   MA                  85051       1      AZ   $    116,000.00          3.51%
01516   MA                  85086       1      AZ   $    220,500.00          6.68%
01518   MA                  85203       1      AZ   $    168,756.83          5.11%
01519   MA                  85212       1      AZ   $    298,800.00          9.05%
01520   MA                  85219       1      AZ   $    164,000.00          4.96%
01521   MA                  85220       1      AZ   $    156,000.00          4.72%
01522   MA                  85224       1      AZ   $    171,296.64          5.19%
01523   MA                  85225       2      AZ   $    321,935.18          9.75%
01524   MA                  85233       1      AZ   $    138,751.11          4.20%
01527   MA                  85234       2      AZ   $    582,500.00         17.63%
01529   MA                  85239       1      AZ   $    245,000.00          7.42%
01531   MA                  85242       2      AZ   $    375,897.26         11.38%
01532   MA                  85248       1      AZ   $    366,000.00         11.08%
01534   MA                  85250       1      AZ   $    216,000.00          6.54%
01535   MA                  85273       1      AZ   $     76,000.00          2.30%
01536   MA                  85281       1      AZ   $    224,000.00          6.78%
01537   MA                  85282       2      AZ   $    422,400.00         12.79%
01540   MA                  85283       1      AZ   $    233,600.00          7.07%
01541   MA                  85296       1      AZ   $    468,000.00         14.17%
01542   MA                  85297       1      AZ   $    480,000.00         14.53%
01543   MA                  85301       1      AZ   $    196,000.00          5.93%
01545   MA                  85303       1      AZ   $    208,000.00          6.30%
01550   MA                  85307       1      AZ   $    328,000.00          9.93%
01560   MA                  85310       1      AZ   $    259,900.00          7.87%
01562   MA                  85326       1      AZ   $    178,750.00          5.41%
01564   MA                  85338       1      AZ   $    199,702.21          6.05%
01566   MA                  85339       1      AZ   $    248,000.00          7.51%
01568   MA                  85345       2      AZ   $    347,360.00         10.52%
01569   MA                  85354       1      AZ   $    234,335.39          7.09%
01570   MA                  85374       1      AZ   $    120,000.00          3.63%
01571   MA                  85379       2      AZ   $    621,312.29         18.81%
01581   MA                  85382       1      AZ   $    162,000.00          4.90%
01583   MA                  85396       1      AZ   $    160,000.00          4.84%
01585   MA                  85653       1      AZ   $    239,857.28          7.26%
01588   MA                  85705       1      AZ   $    179,200.00          5.43%
01590   MA                  85713       1      AZ   $    128,596.43          3.89%
01602   MA                  85716       1      AZ   $    185,000.00          5.60%
01603   MA                  85741       1      AZ   $    259,023.95          7.84%
01604   MA                  85743       1      AZ   $     50,000.00          1.51%
01605   MA                  85746       1      AZ   $     98,794.89          2.99%
01606   MA                  86047       1      AZ   $     49,533.06          1.50%
01607   MA                  86314       1      AZ   $    187,897.09          5.69%
01608   MA                  86403       1      AZ   $    239,663.87          7.26%
01609   MA                  86432       1      AZ   $    143,959.23          4.36%
01610   MA                  93630       1    CA-N   $    300,000.00          9.08%
01611   MA                  93675       1    CA-N   $    207,000.00          6.27%
01612   MA                  93704       1    CA-N   $    192,000.00          5.81%
01701   MA                  93711       1    CA-N   $    195,929.42          5.93%
01702   MA                  93728       1    CA-N   $    156,595.51          4.74%
01718   MA                  93905       1    CA-N   $    557,000.00         16.86%
01719   MA                  94030       1    CA-N   $    335,000.00         10.14%
01720   MA                  94526       1    CA-N   $    460,767.89         13.95%
01721   MA                  94533       1    CA-N   $    340,000.00         10.29%
01730   MA                  94541       1    CA-N   $    375,000.00         11.35%
01731   MA                  94551       1    CA-N   $    414,868.96         12.56%
01740   MA                  94552       1    CA-N   $    569,499.55         17.24%
01741   MA                  94565       1    CA-N   $    307,000.00          9.29%
01742   MA                  94572       1    CA-N   $    587,700.00         17.79%
01745   MA                  94578       1    CA-N   $    603,000.00         18.26%
01746   MA                  94591       1    CA-N   $    540,000.00         16.35%
01747   MA                  94605       1    CA-N   $    466,900.00         14.13%
01748   MA                  94618       1    CA-N   $    519,109.05         15.72%
01749   MA                  94621       1    CA-N   $    339,861.09         10.29%
01752   MA                  94803       1    CA-N   $    455,000.00         13.77%
01754   MA                  94806       1    CA-N   $    250,000.00          7.57%
01756   MA                  94954       1    CA-N   $    616,000.00         18.65%
01757   MA                  95018       1    CA-N   $    608,846.07         18.43%
01760   MA                  95023       2    CA-N   $    993,679.94         30.08%
01770   MA                  95122       1    CA-N   $    520,000.00         15.74%
01772   MA                  95148       1    CA-N   $    695,376.90         21.05%
01773   MA                  95204       2    CA-N   $    475,500.00         14.40%
01775   MA                  95205       1    CA-N   $    103,842.11          3.14%
01776   MA                  95206       2    CA-N   $    410,000.00         12.41%
01778   MA                  95207       1    CA-N   $    271,107.61          8.21%
01801   MA                  95215       1    CA-N   $    382,617.99         11.58%
01803   MA                  95220       1    CA-N   $    607,301.61         18.39%
01810   MA                  95225       1    CA-N   $    594,160.29         17.99%
01821   MA                  95258       1    CA-N   $    361,000.00         10.93%
01824   MA                  95307       1    CA-N   $    359,951.65         10.90%
01826   MA                  95337       1    CA-N   $    450,000.00         13.62%
01827   MA                  95348       2    CA-N   $    840,000.00         25.43%
01830   MA                  95350       1    CA-N   $    268,000.00          8.11%
01832   MA                  95351       1    CA-N   $    223,200.00          6.76%
01833   MA                  95355       1    CA-N   $    254,000.00          7.69%
01834   MA                  95361       1    CA-N   $    312,500.00          9.46%
01835   MA                  95363       1    CA-N   $    380,000.00         11.50%
01840   MA                  95403       1    CA-N   $    503,557.40         15.24%
01841   MA                  95407       2    CA-N   $    796,800.00         24.12%
01843   MA                  95445       1    CA-N   $    410,000.00         12.41%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
01844   MA                  95470       1    CA-N   $    360,000.00         10.90%
01845   MA                  95621       1    CA-N   $    260,000.00          7.87%
01850   MA                  95630       2    CA-N   $    891,268.92         26.98%
01851   MA                  95632       2    CA-N   $    749,525.00         22.69%
01852   MA                  95633       1    CA-N   $    239,286.47          7.24%
01854   MA                  95648       1    CA-N   $    311,200.00          9.42%
01860   MA                  95662       1    CA-N   $    206,900.22          6.26%
01862   MA                  95678       3    CA-N   $    918,400.00         27.80%
01863   MA                  95687       1    CA-N   $    248,309.57          7.52%
01864   MA                  95688       2    CA-N   $    772,050.00         23.37%
01867   MA                  95746       1    CA-N   $    469,288.45         14.21%
01876   MA                  95757       1    CA-N   $    544,000.00         16.47%
01879   MA                  95817       1    CA-N   $    222,978.30          6.75%
01880   MA                  95822       1    CA-N   $    530,858.54         16.07%
01886   MA                  95823       2    CA-N   $    447,750.00         13.56%
01887   MA                  95833       1    CA-N   $    315,894.78          9.56%
01890   MA                  95838       1    CA-N   $    283,991.13          8.60%
01902   MA                  95912       1    CA-N   $    268,000.00          8.11%
01904   MA                  95948       1    CA-N   $    139,515.21          4.22%
01905   MA                  95963       1    CA-N   $    159,656.17          4.83%
01906   MA                  95968       1    CA-N   $    265,000.00          8.02%
01907   MA                  95969       1    CA-N   $    445,000.00         13.47%
01908   MA                  96002       1    CA-N   $    157,654.73          4.77%
01913   MA                  96013       1    CA-N   $     64,648.15          1.96%
01915   MA                  96021       1    CA-N   $    280,000.00          8.48%
01921   MA                  96161       1    CA-N   $    491,500.00         14.88%
01922   MA                  90002       1    CA-S   $    250,000.00          7.57%
01923   MA                  90003       4    CA-S   $  1,744,044.15         52.80%
01929   MA                  90018       1    CA-S   $    525,000.00         15.89%
01930   MA                  90022       1    CA-S   $    265,000.00          8.02%
01938   MA                  90032       2    CA-S   $    845,999.45         25.61%
01940   MA                  90037       2    CA-S   $    535,376.36         16.21%
01944   MA                  90046       1    CA-S   $    980,000.00         29.67%
01945   MA                  90059       2    CA-S   $    556,257.17         16.84%
01949   MA                  90220       1    CA-S   $    299,775.12          9.08%
01950   MA                  90221       1    CA-S   $    327,200.00          9.91%
01951   MA                  90240       1    CA-S   $    491,900.00         14.89%
01952   MA                  90250       3    CA-S   $  1,616,850.00         48.95%
01960   MA                  90262       1    CA-S   $    382,500.00         11.58%
01966   MA                  90280       2    CA-S   $    862,000.00         26.10%
01969   MA                  90302       2    CA-S   $    897,469.04         27.17%
01970   MA                  90605       1    CA-S   $    172,000.00          5.21%
01982   MA                  90606       1    CA-S   $    424,000.00         12.84%
01983   MA                  90631       1    CA-S   $    450,000.00         13.62%
01984   MA                  90638       1    CA-S   $    500,000.00         15.14%
01985   MA                  90650       1    CA-S   $    402,750.00         12.19%
02019   MA                  90660       1    CA-S   $    412,500.00         12.49%
02021   MA                  90670       1    CA-S   $    362,597.04         10.98%
02025   MA                  90805       1    CA-S   $    434,560.86         13.16%
02026   MA                  90806       1    CA-S   $    350,000.00         10.60%
02030   MA                  90810       3    CA-S   $  1,326,300.00         40.15%
02032   MA                  91001       1    CA-S   $    562,500.00         17.03%
02035   MA                  91103       1    CA-S   $    414,655.18         12.55%
02038   MA                  91202       1    CA-S   $    580,000.00         17.56%
02043   MA                  91214       1    CA-S   $    400,000.00         12.11%
02045   MA                  91326       1    CA-S   $    700,000.00         21.19%
02048   MA                  91331       1    CA-S   $    400,000.00         12.11%
02050   MA                  91335       1    CA-S   $    558,000.00         16.89%
02052   MA                  91342       3    CA-S   $  1,037,578.39         31.41%
02053   MA                  91345       1    CA-S   $    459,999.83         13.93%
02054   MA                  91403       1    CA-S   $    620,000.00         18.77%
02056   MA                  91605       1    CA-S   $    420,000.00         12.72%
02061   MA                  91701       1    CA-S   $    400,000.00         12.11%
02062   MA                  91724       2    CA-S   $    586,814.70         17.77%
02066   MA                  91739       1    CA-S   $    500,000.00         15.14%
02067   MA                  91744       3    CA-S   $    912,620.90         27.63%
02071   MA                  91745       1    CA-S   $    468,000.00         14.17%
02072   MA                  91762       1    CA-S   $    220,000.00          6.66%
02081   MA                  91765       2    CA-S   $  1,131,727.75         34.26%
02090   MA                  91766       1    CA-S   $    404,935.95         12.26%
02093   MA                  91768       1    CA-S   $    369,000.00         11.17%
02108   MA                  91770       1    CA-S   $    463,618.91         14.04%
02109   MA                  91773       1    CA-S   $    264,765.97          8.02%
02110   MA                  91784       1    CA-S   $    535,578.77         16.21%
02111   MA                  91791       1    CA-S   $    560,000.00         16.95%
02113   MA                  91792       2    CA-S   $    661,000.00         20.01%
02114   MA                  91913       1    CA-S   $    612,500.00         18.54%
02115   MA                  91977       1    CA-S   $    456,000.00         13.80%
02116   MA                  92020       1    CA-S   $    233,920.00          7.08%
02118   MA                  92024       1    CA-S   $    625,000.00         18.92%
02119   MA                  92025       1    CA-S   $    420,750.00         12.74%
02120   MA                  92026       1    CA-S   $    437,600.00         13.25%
02121   MA                  92027       1    CA-S   $    359,866.54         10.89%
02122   MA                  92029       1    CA-S   $    370,308.69         11.21%
02124   MA                  92084       1    CA-S   $    386,000.00         11.69%
02125   MA                  92104       1    CA-S   $    559,405.56         16.94%
02126   MA                  92114       2    CA-S   $    898,000.00         27.19%
02127   MA                  92115       1    CA-S   $    440,000.00         13.32%
02128   MA                  92117       2    CA-S   $    936,999.64         28.37%
02129   MA                  92126       1    CA-S   $    571,092.94         17.29%
02130   MA                  92128       1    CA-S   $    380,000.00         11.50%
02131   MA                  92201       1    CA-S   $    215,000.00          6.51%
02132   MA                  92253       1    CA-S   $    224,800.12          6.81%
02134   MA                  92307       1    CA-S   $    332,000.00         10.05%
02135   MA                  92311       1    CA-S   $    153,000.00          4.63%
02136   MA                  92324       1    CA-S   $    350,000.00         10.60%
02138   MA                  92335       1    CA-S   $    258,500.00          7.83%
02139   MA                  92336       4    CA-S   $  1,675,931.70         50.74%
02140   MA                  92337       2    CA-S   $    657,202.83         19.90%
02141   MA                  92345       2    CA-S   $    305,000.00          9.23%
02142   MA                  92346       1    CA-S   $    291,200.00          8.82%
02143   MA                  92376       4    CA-S   $  1,089,801.27         32.99%
02144   MA                  92395       1    CA-S   $    300,688.58          9.10%
02145   MA                  92399       1    CA-S   $    332,500.00         10.07%
02148   MA                  92405       1    CA-S   $    178,750.00          5.41%
02149   MA                  92407       1    CA-S   $    182,908.47          5.54%
02150   MA                  92504       1    CA-S   $    300,000.00          9.08%
02151   MA                  92506       1    CA-S   $    216,500.00          6.55%
02152   MA                  92509       2    CA-S   $    680,800.58         20.61%
02155   MA                  92530       3    CA-S   $    883,337.48         26.74%
02163   MA                  92563       1    CA-S   $    558,300.00         16.90%
02169   MA                  92571       2    CA-S   $    557,750.00         16.89%
02170   MA                  92590       1    CA-S   $    549,000.00         16.62%
02171   MA                  92591       1    CA-S   $    289,600.00          8.77%
02176   MA                  92592       1    CA-S   $    472,000.00         14.29%
02180   MA                  92647       1    CA-S   $    500,000.00         15.14%
02184   MA                  92653       1    CA-S   $    534,545.10         16.18%
02186   MA                  92656       1    CA-S   $    372,000.00         11.26%
02188   MA                  92691       1    CA-S   $    622,000.00         18.83%
02189   MA                  92706       1    CA-S   $    349,674.26         10.59%
02190   MA                  92805       1    CA-S   $    370,000.00         11.20%
02191   MA                  92821       1    CA-S   $    500,000.00         15.14%
02199   MA                  92869       2    CA-S   $    639,500.00         19.36%
02210   MA                  92880       1    CA-S   $    589,840.00         17.86%
02215   MA                  92882       1    CA-S   $    323,000.00          9.78%
02222   MA                  92886       2    CA-S   $    827,000.00         25.04%
02301   MA                  93010       2    CA-S   $    988,967.39         29.94%
02302   MA                  93030       1    CA-S   $    355,000.00         10.75%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
02322   MA                  93033       3    CA-S   $  1,449,000.00         43.87%
02324   MA                  93035       1    CA-S   $    402,304.07         12.18%
02330   MA                  93230       1    CA-S   $    323,000.00          9.78%
02332   MA                  93257       1    CA-S   $    206,250.00          6.24%
02333   MA                  93301       1    CA-S   $    231,920.00          7.02%
02338   MA                  93304       1    CA-S   $    187,000.00          5.66%
02339   MA                  93306       2    CA-S   $    253,000.00          7.66%
02341   MA                  93307       1    CA-S   $    223,200.00          6.76%
02343   MA                  93309       2    CA-S   $    365,500.00         11.07%
02346   MA                  93311       1    CA-S   $    224,840.47          6.81%
02347   MA                  93402       1    CA-S   $    355,000.00         10.75%
02351   MA                  93420       1    CA-S   $    464,799.37         14.07%
02356   MA                  93436       2    CA-S   $    672,529.97         20.36%
02358   MA                  93446       1    CA-S   $    359,851.58         10.89%
02359   MA                  93458       1    CA-S   $    355,854.00         10.77%
02360   MA                  93510       1    CA-S   $    233,565.37          7.07%
02364   MA                  93534       1    CA-S   $    147,057.09          4.45%
02366   MA                  93535       1    CA-S   $    267,750.00          8.11%
02367   MA                  93536       2    CA-S   $    629,996.18         19.07%
02368   MA                  93543       1    CA-S   $    175,000.00          5.30%
02370   MA                  93550       2    CA-S   $    471,908.72         14.29%
02375   MA                  93553       1    CA-S   $    332,000.00         10.05%
02379   MA                  80002       1      CO   $    263,000.00          7.96%
02382   MA                  80010       1      CO   $    174,000.00          5.27%
02420   MA                  80011       2      CO   $    296,391.33          8.97%
02421   MA                  80012       1      CO   $     59,897.97          1.81%
02445   MA                  80018       1      CO   $    272,000.00          8.23%
02446   MA                  80021       2      CO   $    344,500.63         10.43%
02451   MA                  80022       1      CO   $    140,000.00          4.24%
02452   MA                  80026       1      CO   $    138,000.00          4.18%
02453   MA                  80109       1      CO   $    199,521.00          6.04%
02458   MA                  80134       1      CO   $    207,495.77          6.28%
02459   MA                  80211       1      CO   $    204,882.05          6.20%
02460   MA                  80221       1      CO   $    168,000.00          5.09%
02461   MA                  80223       1      CO   $    169,599.92          5.13%
02462   MA                  80229       1      CO   $    100,800.00          3.05%
02464   MA                  80239       1      CO   $    130,400.00          3.95%
02465   MA                  80401       1      CO   $    232,529.58          7.04%
02466   MA                  80601       1      CO   $    150,000.00          4.54%
02467   MA                  80643       1      CO   $    169,600.00          5.13%
02468   MA                  80744       1      CO   $    164,902.59          4.99%
02472   MA                  80917       1      CO   $    177,889.36          5.39%
02474   MA                  80921       1      CO   $    366,824.00         11.11%
02476   MA                  81401       1      CO   $    178,000.00          5.39%
02478   MA                  81521       1      CO   $     49,970.48          1.51%
02481   MA                   6010       1      CT   $     69,982.66          2.12%
02482   MA                   6037       1      CT   $    162,455.44          4.92%
02492   MA                   6051       1      CT   $     84,746.46          2.57%
02493   MA                   6053       1      CT   $    224,627.75          6.80%
02494   MA                   6074       1      CT   $    454,930.00         13.77%
02532   MA                   6108       1      CT   $    146,915.50          4.45%
02534   MA                   6118       1      CT   $    152,000.00          4.60%
02536   MA                   6339       1      CT   $    321,600.00          9.74%
02537   MA                   6359       1      CT   $    170,873.09          5.17%
02538   MA                   6385       1      CT   $    217,000.00          6.57%
02540   MA                   6415       1      CT   $    515,064.53         15.59%
02542   MA                   6437       3      CT   $    892,600.00         27.02%
02543   MA                   6460       1      CT   $    252,292.62          7.64%
02556   MA                   6489       1      CT   $    360,000.00         10.90%
02558   MA                   6492       2      CT   $    445,832.23         13.50%
02559   MA                   6513       1      CT   $    120,000.00          3.63%
02563   MA                   6517       1      CT   $    198,000.00          5.99%
02571   MA                   6605       1      CT   $    292,000.00          8.84%
02576   MA                   6606       1      CT   $    165,300.00          5.00%
02601   MA                   6611       1      CT   $    425,000.00         12.87%
02630   MA                   6614       1      CT   $    295,304.00          8.94%
02631   MA                   6708       1      CT   $    122,400.00          3.71%
02632   MA                   6776       1      CT   $    400,000.00         12.11%
02633   MA                   6790       3      CT   $    418,529.23         12.67%
02635   MA                  20001       1      DC   $    446,250.00         13.51%
02638   MA                  19701       1      DE   $    246,254.59          7.46%
02639   MA                  19713       1      DE   $    172,800.00          5.23%
02642   MA                  19804       1      DE   $    149,150.00          4.52%
02644   MA                  19904       1      DE   $    199,500.00          6.04%
02645   MA                  32025       1      FL   $    116,417.27          3.52%
02646   MA                  32043       1      FL   $     94,715.34          2.87%
02647   MA                  32113       1      FL   $    119,640.40          3.62%
02648   MA                  32130       1      FL   $    100,000.00          3.03%
02649   MA                  32177       1      FL   $     60,000.00          1.82%
02650   MA                  32207       1      FL   $    140,760.71          4.26%
02652   MA                  32208       2      FL   $    205,014.43          6.21%
02653   MA                  32209       1      FL   $     96,000.00          2.91%
02655   MA                  32218       2      FL   $    384,874.53         11.65%
02657   MA                  32223       1      FL   $    232,000.00          7.02%
02659   MA                  32224       1      FL   $    175,763.32          5.32%
02660   MA                  32225       2      FL   $    328,000.00          9.93%
02661   MA                  32246       3      FL   $    446,811.33         13.53%
02664   MA                  32250       1      FL   $    214,637.60          6.50%
02666   MA                  32254       2      FL   $    179,185.67          5.42%
02667   MA                  32259       1      FL   $    293,250.00          8.88%
02668   MA                  32305       1      FL   $    129,628.62          3.92%
02669   MA                  32310       1      FL   $    147,000.00          4.45%
02670   MA                  32404       3      FL   $    639,206.28         19.35%
02671   MA                  32456       1      FL   $    140,000.00          4.24%
02672   MA                  32534       1      FL   $    107,943.30          3.27%
02673   MA                  32539       1      FL   $    170,000.00          5.15%
02675   MA                  32548       3      FL   $    436,754.24         13.22%
02702   MA                  32746       2      FL   $    392,000.00         11.87%
02703   MA                  32771       1      FL   $     91,422.75          2.77%
02715   MA                  32778       1      FL   $    216,000.00          6.54%
02717   MA                  32779       1      FL   $    242,000.00          7.33%
02718   MA                  32780       1      FL   $    139,914.20          4.24%
02719   MA                  32809       1      FL   $    167,864.31          5.08%
02720   MA                  32822       1      FL   $    193,438.41          5.86%
02721   MA                  32824       2      FL   $    387,136.13         11.72%
02723   MA                  32825       2      FL   $    498,800.00         15.10%
02724   MA                  32826       1      FL   $    161,817.67          4.90%
02725   MA                  32828       1      FL   $    182,558.81          5.53%
02726   MA                  32829       1      FL   $    236,250.00          7.15%
02738   MA                  32835       1      FL   $    166,320.00          5.04%
02739   MA                  32905       3      FL   $    663,047.70         20.07%
02740   MA                  32907       1      FL   $    204,078.24          6.18%
02743   MA                  32909       2      FL   $    377,825.68         11.44%
02744   MA                  32920       1      FL   $    169,883.62          5.14%
02745   MA                  32922       1      FL   $    133,200.00          4.03%
02746   MA                  33015       1      FL   $    147,892.88          4.48%
02747   MA                  33016       2      FL   $    253,600.00          7.68%
02748   MA                  33025       1      FL   $    219,992.00          6.66%
02760   MA                  33040       1      FL   $    408,000.00         12.35%
02762   MA                  33056       1      FL   $    126,400.00          3.83%
02763   MA                  33060       1      FL   $    279,654.70          8.47%
02764   MA                  33064       1      FL   $    179,100.00          5.42%
02766   MA                  33129       1      FL   $    297,000.00          8.99%
02767   MA                  33135       1      FL   $    328,000.00          9.93%
02769   MA                  33138       1      FL   $    404,000.00         12.23%
02770   MA                  33140       2      FL   $    953,606.29         28.87%
02771   MA                  33145       1      FL   $    427,709.89         12.95%
02777   MA                  33147       1      FL   $    205,853.13          6.23%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
02779   MA                  33150       1      FL   $     80,000.00          2.42%
02780   MA                  33154       1      FL   $    280,000.00          8.48%
02790   MA                  33157       2      FL   $    468,000.00         14.17%
02804   RI                  33158       1      FL   $    350,000.00         10.60%
02806   RI                  33161       1      FL   $    111,935.43          3.39%
02807   RI                  33162       1      FL   $    188,000.00          5.69%
02808   RI                  33169       1      FL   $    235,000.00          7.11%
02809   RI                  33172       1      FL   $    153,600.00          4.65%
02812   RI                  33173       1      FL   $    341,600.00         10.34%
02813   RI                  33183       1      FL   $    288,000.00          8.72%
02814   RI                  33186       1      FL   $    288,000.00          8.72%
02815   RI                  33189       1      FL   $    342,000.00         10.35%
02816   RI                  33190       1      FL   $    286,928.58          8.69%
02817   RI                  33193       1      FL   $    419,000.00         12.68%
02818   RI                  33196       1      FL   $    279,920.00          8.47%
02822   RI                  33301       1      FL   $    330,125.00          9.99%
02825   RI                  33311       2      FL   $    310,939.11          9.41%
02827   RI                  33312       2      FL   $    386,627.67         11.70%
02828   RI                  33313       2      FL   $    166,400.00          5.04%
02830   RI                  33319       1      FL   $    127,401.32          3.86%
02831   RI                  33351       1      FL   $    278,900.00          8.44%
02832   RI                  33404       1      FL   $    118,000.00          3.57%
02833   RI                  33407       1      FL   $    213,600.00          6.47%
02835   RI                  33411       1      FL   $    275,000.00          8.33%
02836   RI                  33428       2      FL   $    563,600.00         17.06%
02837   RI                  33437       1      FL   $    414,286.00         12.54%
02838   RI                  33460       1      FL   $    143,885.83          4.36%
02839   RI                  33461       2      FL   $    377,626.77         11.43%
02840   RI                  33470       1      FL   $    536,000.00         16.23%
02842   RI                  33543       1      FL   $    299,616.06          9.07%
02852   RI                  33569       1      FL   $    203,661.28          6.17%
02857   RI                  33572       1      FL   $    132,758.41          4.02%
02858   RI                  33604       1      FL   $    192,850.00          5.84%
02859   RI                  33609       2      FL   $    411,072.79         12.44%
02860   RI                  33611       1      FL   $    162,400.00          4.92%
02861   RI                  33612       1      FL   $    119,200.00          3.61%
02863   RI                  33614       1      FL   $    155,500.00          4.71%
02864   RI                  33615       1      FL   $    175,200.00          5.30%
02865   RI                  33618       1      FL   $    254,700.00          7.71%
02871   RI                  33624       2      FL   $    467,046.91         14.14%
02874   RI                  33703       1      FL   $    190,400.00          5.76%
02875   RI                  33707       1      FL   $     99,868.58          3.02%
02878   RI                  33712       2      FL   $    274,341.00          8.31%
02879   RI                  33713       2      FL   $    270,212.29          8.18%
02881   RI                  33770       1      FL   $    150,000.00          4.54%
02882   RI                  33773       1      FL   $    141,600.00          4.29%
02885   RI                  33805       1      FL   $    128,250.00          3.88%
02886   RI                  33837       4      FL   $  1,004,528.00         30.41%
02888   RI                  33853       1      FL   $    150,769.49          4.56%
02889   RI                  33898       1      FL   $    110,149.19          3.33%
02891   RI                  33912       1      FL   $    239,633.64          7.25%
02892   RI                  33914       1      FL   $    307,911.52          9.32%
02893   RI                  33936       2      FL   $    340,651.45         10.31%
02894   RI                  33952       1      FL   $    140,000.00          4.24%
02895   RI                  33982       1      FL   $     58,964.57          1.79%
02896   RI                  33983       1      FL   $    247,827.60          7.50%
02898   RI                  34116       1      FL   $    206,000.00          6.24%
02903   RI                  34120       1      FL   $    167,500.00          5.07%
02904   RI                  34205       1      FL   $    113,788.27          3.44%
02905   RI                  34209       1      FL   $    172,000.00          5.21%
02906   RI                  34286       1      FL   $    172,000.00          5.21%
02907   RI                  34288       1      FL   $    223,900.00          6.78%
02908   RI                  34293       1      FL   $    219,655.72          6.65%
02909   RI                  34434       1      FL   $    156,000.00          4.72%
02910   RI                  34450       1      FL   $    119,797.80          3.63%
02911   RI                  34473       2      FL   $    318,400.00          9.64%
02914   RI                  34606       1      FL   $     81,000.00          2.45%
02915   RI                  34652       1      FL   $     97,200.00          2.94%
02916   RI                  34683       1      FL   $    132,000.00          4.00%
02917   RI                  34691       1      FL   $     95,903.39          2.90%
02919   RI                  34711       1      FL   $    196,000.00          5.93%
02920   RI                  34743       2      FL   $    376,428.92         11.40%
02921   RI                  34747       1      FL   $    190,000.00          5.75%
03031   NH                  34759       2      FL   $    328,000.00          9.93%
03032   NH                  34769       1      FL   $    270,691.00          8.19%
03033   NH                  34771       1      FL   $    350,319.20         10.61%
03034   NH                  34772       1      FL   $    239,920.00          7.26%
03036   NH                  34951       1      FL   $    154,400.00          4.67%
03037   NH                  34952       1      FL   $    127,920.00          3.87%
03038   NH                  34953       1      FL   $    208,000.00          6.30%
03042   NH                  34957       1      FL   $    207,711.32          6.29%
03044   NH                  34983       1      FL   $    197,344.01          5.97%
03045   NH                  34996       1      FL   $    100,829.81          3.05%
03048   NH                  30004       1      GA   $    139,850.30          4.23%
03049   NH                  30013       2      GA   $    234,925.00          7.11%
03051   NH                  30014       1      GA   $    116,000.00          3.51%
03052   NH                  30016       1      GA   $    101,264.00          3.07%
03053   NH                  30024       1      GA   $    388,400.00         11.76%
03054   NH                  30038       2      GA   $    206,709.00          6.26%
03055   NH                  30043       2      GA   $    362,210.55         10.97%
03060   NH                  30047       1      GA   $    188,000.00          5.69%
03062   NH                  30080       1      GA   $     92,250.00          2.79%
03063   NH                  30084       2      GA   $    322,000.00          9.75%
03064   NH                  30087       1      GA   $    127,500.00          3.86%
03071   NH                  30088       1      GA   $     83,300.00          2.52%
03076   NH                  30096       1      GA   $    203,349.32          6.16%
03077   NH                  30106       1      GA   $    109,936.70          3.33%
03079   NH                  30114       1      GA   $    145,995.00          4.42%
03086   NH                  30127       2      GA   $    253,042.24          7.66%
03087   NH                  30213       3      GA   $    331,120.00         10.02%
03101   NH                  30236       1      GA   $    132,000.00          4.00%
03102   NH                  30281       1      GA   $    236,000.00          7.14%
03103   NH                  30291       1      GA   $    144,913.28          4.39%
03104   NH                  30305       1      GA   $    304,000.00          9.20%
03106   NH                  30310       2      GA   $    438,500.00         13.28%
03109   NH                  30311       1      GA   $    157,404.58          4.77%
03110   NH                  30312       2      GA   $    363,801.40         11.01%
03261   NH                  30316       1      GA   $     76,974.00          2.33%
03281   NH                  30318       1      GA   $    100,000.00          3.03%
03290   NH                  30331       1      GA   $    152,000.00          4.60%
03291   NH                  30334       1      GA   $    168,000.00          5.09%
03801   NH                  30337       1      GA   $    124,915.96          3.78%
03811   NH                  30344       1      GA   $    146,821.25          4.44%
03819   NH                  30349       2      GA   $    225,917.72          6.84%
03820   NH                  30519       1      GA   $    192,800.00          5.84%
03824   NH                  30529       1      GA   $     87,200.00          2.64%
03825   NH                  30549       1      GA   $     79,878.47          2.42%
03826   NH                  30566       1      GA   $     74,844.15          2.27%
03827   NH                  30606       1      GA   $     99,735.66          3.02%
03833   NH                  30622       1      GA   $    417,791.00         12.65%
03835   NH                  30721       1      GA   $     69,518.49          2.10%
03839   NH                  30736       1      GA   $    100,800.00          3.05%
03840   NH                  30742       1      GA   $     75,108.87          2.27%
03841   NH                  30815       1      GA   $    132,563.42          4.01%
03842   NH                  31216       1      GA   $    116,000.00          3.51%
03844   NH                  31324       1      GA   $    204,000.00          6.18%
03848   NH                  31411       1      GA   $    218,000.00          6.60%
03854   NH                  31525       1      GA   $    156,000.00          4.72%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
03856   NH                  31904       1      GA   $     68,000.00          2.06%
03857   NH                  96822       1      HI   $    270,000.00          8.17%
03858   NH                  50005       1      IA   $     53,911.11          1.63%
03862   NH                  50048       1      IA   $     50,000.00          1.51%
03865   NH                  50208       1      IA   $     65,949.27          2.00%
03867   NH                  50211       1      IA   $    347,677.92         10.53%
03868   NH                  50240       1      IA   $    117,432.00          3.56%
03869   NH                  50317       1      IA   $     97,434.57          2.95%
03870   NH                  50613       1      IA   $    141,387.06          4.28%
03873   NH                  50701       1      IA   $     61,200.00          1.85%
03874   NH                  51301       1      IA   $     81,063.18          2.45%
03878   NH                  83333       1      ID   $    507,999.67         15.38%
03885   NH                  83338       1      ID   $    140,000.00          4.24%
03901   ME                  83401       1      ID   $    102,192.49          3.09%
03903   ME                  83605       1      ID   $    118,271.72          3.58%
03904   ME                  83642       1      ID   $     78,819.97          2.39%
03905   ME                  83654       1      ID   $    195,500.00          5.92%
03906   ME                  83704       1      ID   $    136,000.00          4.12%
03908   ME                  83709       1      ID   $    210,000.00          6.36%
03909   ME                  83854       2      ID   $    256,000.00          7.75%
06277   CT                  60002       1      IL   $    191,890.45          5.81%
06390   NY                  60005       1      IL   $    253,199.59          7.67%
07001   NJ                  60030       1      IL   $    234,000.00          7.08%
07003   NJ                  60035       1      IL   $    465,000.00         14.08%
07004   NJ                  60083       1      IL   $    285,600.00          8.65%
07005   NJ                  60085       1      IL   $    137,522.56          4.16%
07006   NJ                  60091       1      IL   $    467,500.00         14.15%
07008   NJ                  60103       1      IL   $    239,920.00          7.26%
07009   NJ                  60104       1      IL   $    145,000.00          4.39%
07016   NJ                  60156       1      IL   $    171,785.43          5.20%
07017   NJ                  60176       1      IL   $    276,000.00          8.36%
07018   NJ                  60181       1      IL   $    260,000.00          7.87%
07021   NJ                  60185       1      IL   $    159,920.00          4.84%
07023   NJ                  60188       1      IL   $    161,600.00          4.89%
07027   NJ                  60402       2      IL   $    694,411.55         21.02%
07028   NJ                  60406       1      IL   $    155,617.05          4.71%
07033   NJ                  60425       1      IL   $    120,000.00          3.63%
07034   NJ                  60428       1      IL   $     76,000.00          2.30%
07035   NJ                  60429       1      IL   $     87,203.05          2.64%
07036   NJ                  60432       1      IL   $    131,005.00          3.97%
07039   NJ                  60440       1      IL   $    265,000.00          8.02%
07040   NJ                  60452       1      IL   $    200,000.00          6.05%
07041   NJ                  60466       1      IL   $    241,624.56          7.31%
07042   NJ                  60469       1      IL   $    199,579.09          6.04%
07043   NJ                  60477       2      IL   $    450,000.00         13.62%
07044   NJ                  60478       1      IL   $    166,400.00          5.04%
07045   NJ                  60517       1      IL   $    568,000.00         17.20%
07046   NJ                  60545       1      IL   $    125,600.00          3.80%
07050   NJ                  60558       1      IL   $    340,000.00         10.29%
07052   NJ                  60561       1      IL   $    248,000.00          7.51%
07054   NJ                  60605       1      IL   $    212,000.00          6.42%
07058   NJ                  60608       2      IL   $    418,200.00         12.66%
07060   NJ                  60609       3      IL   $    658,466.30         19.93%
07062   NJ                  60615       1      IL   $    288,000.00          8.72%
07063   NJ                  60617       1      IL   $    187,292.38          5.67%
07064   NJ                  60619       2      IL   $    465,958.56         14.11%
07065   NJ                  60620       2      IL   $    414,600.00         12.55%
07066   NJ                  60621       1      IL   $    124,472.54          3.77%
07067   NJ                  60623       1      IL   $    274,500.00          8.31%
07068   NJ                  60628       1      IL   $    164,571.41          4.98%
07076   NJ                  60629       1      IL   $    209,100.00          6.33%
07077   NJ                  60637       1      IL   $    147,500.00          4.47%
07078   NJ                  60638       1      IL   $    270,000.00          8.17%
07079   NJ                  60639       1      IL   $    337,500.00         10.22%
07080   NJ                  60641       1      IL   $    324,800.00          9.83%
07081   NJ                  60651       3      IL   $    720,200.00         21.80%
07082   NJ                  60804       3      IL   $    745,774.65         22.58%
07083   NJ                  61111       1      IL   $    135,727.73          4.11%
07088   NJ                  61201       1      IL   $     55,938.45          1.69%
07090   NJ                  61614       1      IL   $    107,932.94          3.27%
07092   NJ                  61701       1      IL   $    102,000.00          3.09%
07095   NJ                  62040       1      IL   $    159,849.22          4.84%
07102   NJ                  62088       1      IL   $    132,500.00          4.01%
07103   NJ                  62234       1      IL   $     72,948.26          2.21%
07104   NJ                  62812       1      IL   $     43,580.71          1.32%
07105   NJ                  62960       1      IL   $     74,794.62          2.26%
07106   NJ                  46031       1      IN   $    294,300.00          8.91%
07107   NJ                  46060       1      IN   $    173,200.00          5.24%
07108   NJ                  46074       1      IN   $     75,000.00          2.27%
07109   NJ                  46106       1      IN   $    145,910.64          4.42%
07110   NJ                  46122       1      IN   $    163,200.00          4.94%
07111   NJ                  46123       1      IN   $    225,000.00          6.81%
07112   NJ                  46143       1      IN   $    146,266.04          4.43%
07114   NJ                  46203       1      IN   $     59,880.55          1.81%
07201   NJ                  46222       1      IN   $     64,000.00          1.94%
07202   NJ                  46235       1      IN   $     74,000.00          2.24%
07203   NJ                  46236       1      IN   $    359,447.71         10.88%
07204   NJ                  46241       1      IN   $     74,957.73          2.27%
07205   NJ                  46375       1      IN   $    173,592.93          5.26%
07206   NJ                  46407       1      IN   $     64,922.96          1.97%
07208   NJ                  46613       1      IN   $     87,200.00          2.64%
07405   NJ                  46788       1      IN   $     68,362.56          2.07%
07416   NJ                  46807       1      IN   $     89,465.78          2.71%
07418   NJ                  46808       1      IN   $     65,600.00          1.99%
07419   NJ                  47421       1      IN   $    301,500.00          9.13%
07422   NJ                  47441       1      IN   $    101,907.79          3.09%
07428   NJ                  47715       1      IN   $     99,750.00          3.02%
07439   NJ                  47802       1      IN   $     86,106.66          2.61%
07440   NJ                  66061       1      KS   $    131,918.90          3.99%
07444   NJ                  66101       1      KS   $     66,193.00          2.00%
07457   NJ                  66614       1      KS   $     76,884.92          2.33%
07460   NJ                  66743       1      KS   $    187,449.01          5.67%
07461   NJ                  67456       1      KS   $     94,133.58          2.85%
07462   NJ                  40160       2      KY   $    199,700.42          6.05%
07801   NJ                  40211       1      KY   $     97,669.55          2.96%
07803   NJ                  40218       1      KY   $    100,841.94          3.05%
07821   NJ                  40342       1      KY   $    138,720.00          4.20%
07822   NJ                  40356       1      KY   $    144,000.00          4.36%
07823   NJ                  40502       1      KY   $     79,865.58          2.42%
07825   NJ                  40503       1      KY   $    152,000.00          4.60%
07826   NJ                  40515       1      KY   $     78,069.35          2.36%
07827   NJ                  40517       1      KY   $     99,684.28          3.02%
07828   NJ                  40601       2      KY   $    236,600.00          7.16%
07830   NJ                  41222       1      KY   $    180,000.00          5.45%
07832   NJ                  41268       1      KY   $    120,926.54          3.66%
07833   NJ                  42103       2      KY   $    221,343.48          6.70%
07834   NJ                  42303       1      KY   $     68,400.00          2.07%
07836   NJ                  42420       1      KY   $     68,000.00          2.06%
07838   NJ                  70003       1      LA   $    247,500.00          7.49%
07840   NJ                  70058       2      LA   $    249,658.00          7.56%
07842   NJ                  70112       1      LA   $    411,300.00         12.45%
07843   NJ                  70445       1      LA   $    105,000.00          3.18%
07846   NJ                  70503       2      LA   $    164,482.88          4.98%
07847   NJ                  70506       1      LA   $     80,000.00          2.42%
07848   NJ                  70517       1      LA   $     80,000.00          2.42%
07849   NJ                  70520       1      LA   $     59,956.96          1.82%
07850   NJ                  70739       1      LA   $     90,400.00          2.74%
07851   NJ                  70814       1      LA   $     96,000.00          2.91%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
07852   NJ                  71049       1      LA   $     82,848.08          2.51%
07853   NJ                   1001       1      MA   $    287,024.12          8.69%
07856   NJ                   1030       1      MA   $    200,000.00          6.05%
07857   NJ                   1602       2      MA   $    378,876.29         11.47%
07860   NJ                   1747       1      MA   $    129,790.18          3.93%
07863   NJ                   1756       1      MA   $    458,320.00         13.88%
07865   NJ                   1821       1      MA   $    387,000.00         11.72%
07866   NJ                   1841       3      MA   $    935,871.56         28.33%
07869   NJ                   1843       1      MA   $    283,200.00          8.57%
07871   NJ                   1850       1      MA   $    201,450.08          6.10%
07874   NJ                   1854       1      MA   $    243,809.66          7.38%
07876   NJ                   1970       1      MA   $    237,297.65          7.18%
07878   NJ                   2019       1      MA   $    242,400.00          7.34%
07882   NJ                   2128       1      MA   $    456,000.00         13.80%
07885   NJ                   2136       1      MA   $    247,000.00          7.48%
07901   NJ                   2302       1      MA   $    211,116.57          6.39%
07920   NJ                   2360       1      MA   $    266,953.72          8.08%
07921   NJ                   2451       1      MA   $    566,452.56         17.15%
07922   NJ                   2632       1      MA   $    349,423.41         10.58%
07924   NJ                   2673       1      MA   $    205,367.16          6.22%
07927   NJ                   2769       1      MA   $    260,000.00          7.87%
07928   NJ                  20601       1      MD   $    304,815.23          9.23%
07930   NJ                  20602       1      MD   $    182,000.00          5.51%
07931   NJ                  20603       1      MD   $    400,000.00         12.11%
07932   NJ                  20613       2      MD   $    779,829.22         23.61%
07933   NJ                  20653       1      MD   $    106,000.00          3.21%
07934   NJ                  20676       1      MD   $    267,200.00          8.09%
07935   NJ                  20706       2      MD   $    459,764.40         13.92%
07936   NJ                  20707       2      MD   $    766,500.00         23.20%
07940   NJ                  20715       1      MD   $    220,000.00          6.66%
07945   NJ                  20720       1      MD   $    258,400.00          7.82%
07946   NJ                  20721       1      MD   $    294,500.00          8.92%
07950   NJ                  20733       1      MD   $    449,241.71         13.60%
07960   NJ                  20735       5      MD   $  1,662,838.48         50.34%
07970   NJ                  20740       1      MD   $    329,863.69          9.99%
07974   NJ                  20743       1      MD   $    145,500.00          4.40%
07976   NJ                  20744       4      MD   $  1,151,014.07         34.85%
07977   NJ                  20745       1      MD   $    429,250.00         13.00%
07979   NJ                  20747       2      MD   $    485,600.00         14.70%
07980   NJ                  20763       1      MD   $    256,000.00          7.75%
07981   NJ                  20769       1      MD   $    328,068.76          9.93%
08202   NJ                  20774       2      MD   $    576,800.00         17.46%
08204   NJ                  20781       1      MD   $    279,000.00          8.45%
08210   NJ                  20783       1      MD   $    314,799.46          9.53%
08212   NJ                  20785       2      MD   $    567,956.82         17.19%
08223   NJ                  20853       1      MD   $    559,500.00         16.94%
08226   NJ                  20860       1      MD   $    703,200.00         21.29%
08230   NJ                  20879       2      MD   $    634,500.00         19.21%
08242   NJ                  20886       1      MD   $    251,999.18          7.63%
08243   NJ                  20906       2      MD   $    498,935.16         15.10%
08245   NJ                  21001       2      MD   $    287,630.73          8.71%
08247   NJ                  21012       1      MD   $    240,800.00          7.29%
08248   NJ                  21017       1      MD   $    273,749.00          8.29%
08251   NJ                  21028       1      MD   $    183,707.38          5.56%
08252   NJ                  21032       1      MD   $    313,600.00          9.49%
08260   NJ                  21040       1      MD   $    129,800.43          3.93%
08270   NJ                  21045       2      MD   $    398,000.00         12.05%
08401   NJ                  21074       1      MD   $    434,788.28         13.16%
08502   NJ                  21076       1      MD   $    257,250.00          7.79%
08512   NJ                  21078       1      MD   $     80,750.00          2.44%
08528   NJ                  21087       1      MD   $    283,000.00          8.57%
08530   NJ                  21108       1      MD   $    276,000.00          8.36%
08536   NJ                  21113       2      MD   $    900,250.00         27.25%
08551   NJ                  21133       1      MD   $    280,000.00          8.48%
08553   NJ                  21144       1      MD   $    292,702.52          8.86%
08558   NJ                  21206       1      MD   $    103,637.17          3.14%
08559   NJ                  21207       2      MD   $    151,753.49          4.59%
08801   NJ                  21215       1      MD   $    259,849.79          7.87%
08802   NJ                  21216       1      MD   $     79,822.79          2.42%
08804   NJ                  21219       1      MD   $    268,877.14          8.14%
08805   NJ                  21222       3      MD   $    680,204.59         20.59%
08807   NJ                  21223       1      MD   $     62,960.64          1.91%
08809   NJ                  21227       1      MD   $    125,000.00          3.78%
08810   NJ                  21236       1      MD   $    285,000.00          8.63%
08812   NJ                  21237       1      MD   $    212,000.00          6.42%
08816   NJ                  21239       2      MD   $    227,643.99          6.89%
08817   NJ                  21244       3      MD   $    692,525.52         20.97%
08820   NJ                  21532       1      MD   $     53,966.40          1.63%
08821   NJ                  21555       1      MD   $    123,300.00          3.73%
08822   NJ                  21702       1      MD   $    153,000.00          4.63%
08823   NJ                  21722       1      MD   $    276,158.38          8.36%
08824   NJ                  21784       1      MD   $    490,000.00         14.83%
08825   NJ                  21794       1      MD   $    520,000.00         15.74%
08826   NJ                  21801       1      MD   $    148,000.00          4.48%
08827   NJ                  21921       2      MD   $    215,600.00          6.53%
08828   NJ                   4038       1      ME   $    274,039.72          8.30%
08829   NJ                   4240       1      ME   $    130,000.00          3.94%
08830   NJ                   4330       1      ME   $    104,400.00          3.16%
08831   NJ                   4412       1      ME   $    210,715.33          6.38%
08832   NJ                   4938       1      ME   $    128,695.22          3.90%
08833   NJ                  48066       1      MI   $    122,850.43          3.72%
08835   NJ                  48075       1      MI   $    195,000.00          5.90%
08836   NJ                  48080       1      MI   $    104,872.33          3.17%
08837   NJ                  48089       1      MI   $    125,569.00          3.80%
08840   NJ                  48091       1      MI   $     74,703.12          2.26%
08846   NJ                  48128       1      MI   $    223,200.00          6.76%
08848   NJ                  48164       1      MI   $    102,000.00          3.09%
08850   NJ                  48203       2      MI   $    166,086.89          5.03%
08852   NJ                  48207       1      MI   $     76,500.00          2.32%
08853   NJ                  48213       1      MI   $     78,884.47          2.39%
08854   NJ                  48219       2      MI   $    207,000.00          6.27%
08857   NJ                  48234       1      MI   $     49,935.36          1.51%
08858   NJ                  48237       1      MI   $     97,880.84          2.96%
08859   NJ                  48439       1      MI   $    505,000.00         15.29%
08861   NJ                  48725       1      MI   $    100,000.00          3.03%
08863   NJ                  48837       1      MI   $    106,400.00          3.22%
08865   NJ                  48867       1      MI   $    103,476.47          3.13%
08867   NJ                  49505       2      MI   $    228,645.52          6.92%
08869   NJ                  49507       1      MI   $     80,910.00          2.45%
08872   NJ                  49546       1      MI   $    125,035.14          3.79%
08873   NJ                  49677       1      MI   $     89,937.12          2.72%
08876   NJ                  55014       1      MN   $    138,556.59          4.19%
08879   NJ                  55025       1      MN   $    177,174.92          5.36%
08880   NJ                  55033       1      MN   $    179,187.87          5.42%
08882   NJ                  55038       1      MN   $    149,446.90          4.52%
08884   NJ                  55045       1      MN   $    154,502.00          4.68%
08886   NJ                  55106       1      MN   $    151,200.00          4.58%
08887   NJ                  55128       1      MN   $    249,711.27          7.56%
08889   NJ                  55309       1      MN   $    159,600.00          4.83%
08901   NJ                  55316       1      MN   $    216,810.00          6.56%
08902   NJ                  55330       1      MN   $    204,590.90          6.19%
08904   NJ                  55353       1      MN   $    164,800.00          4.99%
10001   NY                  55355       1      MN   $    107,102.53          3.24%
10002   NY                  55379       1      MN   $    161,600.00          4.89%
10003   NY                  55407       1      MN   $    188,000.00          5.69%
10004   NY                  55408       1      MN   $    143,729.72          4.35%
10005   NY                  55412       1      MN   $    209,900.00          6.35%
10006   NY                  55422       1      MN   $    205,000.00          6.21%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
10007   NY                  55432       1      MN   $    144,000.00          4.36%
10009   NY                  55438       1      MN   $    293,819.99          8.90%
10010   NY                  55448       1      MN   $    500,000.00         15.14%
10011   NY                  55744       1      MN   $     34,861.35          1.06%
10012   NY                  55746       1      MN   $     61,865.29          1.87%
10013   NY                  55812       1      MN   $    202,500.00          6.13%
10014   NY                  55912       1      MN   $    128,000.00          3.88%
10016   NY                  55917       1      MN   $    102,679.00          3.11%
10017   NY                  56256       1      MN   $     59,965.12          1.82%
10018   NY                  56377       1      MN   $    136,800.00          4.14%
10019   NY                  56517       1      MN   $     77,000.00          2.33%
10020   NY                  63034       1      MO   $    184,884.05          5.60%
10021   NY                  63061       1      MO   $     90,357.74          2.74%
10022   NY                  63088       1      MO   $    118,400.00          3.58%
10023   NY                  63112       1      MO   $     75,960.59          2.30%
10024   NY                  63114       1      MO   $    101,600.00          3.08%
10025   NY                  63116       2      MO   $    319,973.84          9.69%
10026   NY                  63129       2      MO   $    207,297.05          6.28%
10027   NY                  63134       1      MO   $     76,500.00          2.32%
10028   NY                  63136       1      MO   $     76,000.00          2.30%
10029   NY                  63825       1      MO   $     63,000.00          1.91%
10030   NY                  64068       2      MO   $    220,920.00          6.69%
10031   NY                  64119       1      MO   $     62,927.23          1.91%
10032   NY                  64123       1      MO   $     76,500.00          2.32%
10033   NY                  64127       1      MO   $    136,500.00          4.13%
10034   NY                  64128       1      MO   $     85,000.00          2.57%
10035   NY                  64133       1      MO   $     84,000.00          2.54%
10036   NY                  64134       1      MO   $     74,943.28          2.27%
10037   NY                  64151       1      MO   $     86,350.19          2.61%
10038   NY                  64424       1      MO   $     75,042.51          2.27%
10039   NY                  64836       1      MO   $     89,811.19          2.72%
10040   NY                  65611       1      MO   $    153,412.42          4.64%
10041   NY                  65672       1      MO   $    110,870.47          3.36%
10044   NY                  38654       1      MS   $    119,689.19          3.62%
10048   NY                  38671       1      MS   $     52,250.00          1.58%
10069   NY                  39648       1      MS   $    145,000.00          4.39%
10103   NY                  59634       1      MT   $    438,032.57         13.26%
10111   NY                  59803       1      MT   $    169,704.40          5.14%
10112   NY                  27101       1      NC   $     68,400.00          2.07%
10115   NY                  27205       1      NC   $    469,000.00         14.20%
10119   NY                  27262       1      NC   $    126,000.00          3.81%
10128   NY                  27265       1      NC   $    256,705.17          7.77%
10152   NY                  27317       1      NC   $    108,599.43          3.29%
10153   NY                  27401       1      NC   $    127,819.21          3.87%
10154   NY                  27508       1      NC   $     88,000.00          2.66%
10162   NY                  27524       1      NC   $    229,660.94          6.95%
10165   NY                  27549       1      NC   $    161,700.00          4.90%
10167   NY                  27610       1      NC   $    156,000.00          4.72%
10169   NY                  27614       1      NC   $    399,200.00         12.09%
10170   NY                  27617       1      NC   $    135,798.13          4.11%
10171   NY                  27828       1      NC   $     49,922.72          1.51%
10172   NY                  28078       1      NC   $    184,000.00          5.57%
10173   NY                  28147       1      NC   $    115,110.00          3.48%
10177   NY                  28173       1      NC   $    283,500.00          8.58%
10271   NY                  28212       1      NC   $     74,923.40          2.27%
10278   NY                  28214       1      NC   $     73,645.00          2.23%
10279   NY                  28304       1      NC   $     66,519.01          2.01%
10280   NY                  28401       1      NC   $     50,001.00          1.51%
10282   NY                  28532       1      NC   $     73,150.00          2.21%
10301   NY                   3269       1      NH   $    263,763.65          7.99%
10302   NY                   3820       1      NH   $    209,000.00          6.33%
10303   NY                   3867       1      NH   $    110,000.00          3.33%
10304   NY                   7111       1      NJ   $    180,000.00          5.45%
10305   NY                   7208       1      NJ   $    186,846.42          5.66%
10306   NY                   7305       1      NJ   $     79,131.54          2.40%
10307   NY                   7470       1      NJ   $    294,123.13          8.90%
10308   NY                   7701       1      NJ   $    498,750.00         15.10%
10309   NY                   7726       1      NJ   $    749,379.14         22.69%
10310   NY                   7753       1      NJ   $    370,500.00         11.22%
10312   NY                   7801       1      NJ   $    367,495.82         11.13%
10314   NY                   7860       1      NJ   $    265,000.00          8.02%
10451   NY                   7924       1      NJ   $    436,000.00         13.20%
10452   NY                   8030       1      NJ   $    121,885.67          3.69%
10453   NY                   8034       1      NJ   $    230,801.12          6.99%
10454   NY                   8046       1      NJ   $    131,509.43          3.98%
10455   NY                   8057       1      NJ   $    240,500.00          7.28%
10456   NY                   8091       1      NJ   $    171,883.42          5.20%
10457   NY                   8104       1      NJ   $     55,000.00          1.67%
10458   NY                   8107       1      NJ   $    157,500.00          4.77%
10459   NY                   8232       1      NJ   $    189,000.00          5.72%
10460   NY                   8234       1      NJ   $    203,150.00          6.15%
10461   NY                   8260       1      NJ   $    159,773.41          4.84%
10462   NY                   8302       1      NJ   $     64,877.22          1.96%
10463   NY                   8527       1      NJ   $    287,302.14          8.70%
10464   NY                   8611       1      NJ   $    100,000.00          3.03%
10465   NY                   8701       1      NJ   $     91,166.26          2.76%
10466   NY                   8837       1      NJ   $    356,300.00         10.79%
10467   NY                   8901       1      NJ   $    318,250.00          9.63%
10468   NY                  87104       1      NM   $    152,000.00          4.60%
10469   NY                  87105       1      NM   $    107,876.55          3.27%
10470   NY                  87121       2      NM   $    279,379.70          8.46%
10471   NY                  87124       1      NM   $     68,900.00          2.09%
10472   NY                  87552       1      NM   $    133,712.47          4.05%
10473   NY                  88101       1      NM   $     54,000.00          1.63%
10474   NY                  89015       1      NV   $    712,323.00         21.56%
10475   NY                  89031       1      NV   $    337,358.22         10.21%
10501   NY                  89032       2      NV   $    471,600.00         14.28%
10502   NY                  89104       1      NV   $    260,000.00          7.87%
10503   NY                  89106       1      NV   $    137,500.00          4.16%
10504   NY                  89109       1      NV   $    202,400.00          6.13%
10506   NY                  89110       1      NV   $    204,800.00          6.20%
10507   NY                  89113       1      NV   $    380,000.00         11.50%
10509   NY                  89115       2      NV   $    204,214.31          6.18%
10510   NY                  89121       1      NV   $    349,500.00         10.58%
10511   NY                  89123       1      NV   $    300,950.00          9.11%
10512   NY                  89130       1      NV   $    285,000.00          8.63%
10514   NY                  89139       1      NV   $    271,000.00          8.20%
10516   NY                  89147       1      NV   $    320,000.00          9.69%
10518   NY                  89431       1      NV   $    224,989.37          6.81%
10519   NY                  89433       1      NV   $    217,600.00          6.59%
10520   NY                  89502       1      NV   $    163,075.82          4.94%
10522   NY                  10003       1      NY   $    499,336.68         15.12%
10523   NY                  10303       1      NY   $    286,235.22          8.67%
10524   NY                  10304       1      NY   $    347,741.73         10.53%
10526   NY                  10314       1      NY   $    532,702.09         16.13%
10527   NY                  10927       1      NY   $    266,000.00          8.05%
10528   NY                  11003       1      NY   $    580,000.00         17.56%
10530   NY                  11030       1      NY   $    460,000.00         13.93%
10532   NY                  11206       1      NY   $    520,000.00         15.74%
10533   NY                  11207       1      NY   $    539,154.95         16.32%
10535   NY                  11217       1      NY   $    624,419.04         18.90%
10536   NY                  11221       1      NY   $    491,798.98         14.89%
10537   NY                  11236       3      NY   $  1,096,000.00         33.18%
10538   NY                  11357       1      NY   $    607,000.00         18.38%
10541   NY                  11368       1      NY   $    685,000.00         20.74%
10543   NY                  11417       1      NY   $    386,688.00         11.71%
10546   NY                  11419       1      NY   $    445,760.16         13.49%
10547   NY                  11420       1      NY   $    459,000.00         13.90%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
10548   NY                  11428       1      NY   $    448,000.00         13.56%
10549   NY                  11433       1      NY   $    562,374.38         17.03%
10550   NY                  11520       2      NY   $    777,000.00         23.52%
10552   NY                  11558       1      NY   $    344,000.00         10.41%
10553   NY                  11572       1      NY   $    520,000.00         15.74%
10560   NY                  11577       1      NY   $    860,000.00         26.04%
10562   NY                  11590       1      NY   $    375,000.00         11.35%
10566   NY                  11717       2      NY   $    536,945.10         16.26%
10567   NY                  11729       1      NY   $    422,000.00         12.78%
10570   NY                  11733       1      NY   $    453,377.33         13.73%
10573   NY                  11746       1      NY   $    787,500.00         23.84%
10576   NY                  11756       1      NY   $    305,000.00          9.23%
10577   NY                  11768       1      NY   $    400,000.00         12.11%
10578   NY                  11784       1      NY   $    280,000.00          8.48%
10579   NY                  11787       1      NY   $    634,500.00         19.21%
10580   NY                  11796       1      NY   $    396,000.00         11.99%
10583   NY                  11798       1      NY   $    232,000.00          7.02%
10588   NY                  12148       1      NY   $    228,750.00          6.93%
10589   NY                  12180       1      NY   $    127,500.00          3.86%
10590   NY                  12189       1      NY   $    139,500.00          4.22%
10591   NY                  12205       1      NY   $    134,844.09          4.08%
10594   NY                  12518       1      NY   $    280,000.00          8.48%
10595   NY                  12603       1      NY   $    116,425.71          3.52%
10597   NY                  13850       1      NY   $    149,740.97          4.53%
10598   NY                  13905       1      NY   $     91,920.00          2.78%
10601   NY                  14068       1      NY   $    182,977.25          5.54%
10603   NY                  14150       1      NY   $     44,949.36          1.36%
10604   NY                  14214       1      NY   $     70,200.00          2.13%
10605   NY                  14215       1      NY   $     39,814.87          1.21%
10606   NY                  14218       1      NY   $    100,448.31          3.04%
10607   NY                  14226       1      NY   $     50,900.41          1.54%
10701   NY                  14880       1      NY   $     86,183.25          2.61%
10703   NY                  43035       1      OH   $    210,800.00          6.38%
10704   NY                  43219       1      OH   $     68,000.00          2.06%
10705   NY                  43223       1      OH   $     53,450.00          1.62%
10706   NY                  43224       1      OH   $     76,800.00          2.33%
10707   NY                  43231       1      OH   $    107,100.00          3.24%
10708   NY                  43602       1      OH   $     49,924.73          1.51%
10709   NY                  43734       1      OH   $     99,729.94          3.02%
10710   NY                  43830       1      OH   $    111,200.00          3.37%
10801   NY                  43947       1      OH   $    117,938.82          3.57%
10803   NY                  44028       1      OH   $    221,735.32          6.71%
10804   NY                  44089       1      OH   $     94,350.00          2.86%
10805   NY                  44107       1      OH   $     84,600.00          2.56%
10901   NY                  44112       1      OH   $     49,854.87          1.51%
10913   NY                  44118       1      OH   $    114,450.00          3.46%
10920   NY                  44120       1      OH   $    106,205.24          3.22%
10923   NY                  44149       1      OH   $     24,971.00          0.76%
10927   NY                  44203       1      OH   $    132,000.00          4.00%
10931   NY                  44221       1      OH   $    139,868.18          4.23%
10952   NY                  44236       1      OH   $    259,728.90          7.86%
10954   NY                  44240       1      OH   $    134,425.00          4.07%
10956   NY                  44256       1      OH   $    118,382.89          3.58%
10960   NY                  44406       1      OH   $    186,648.85          5.65%
10962   NY                  44420       1      OH   $    111,739.40          3.38%
10964   NY                  44601       1      OH   $    132,181.22          4.00%
10965   NY                  44708       1      OH   $    174,800.00          5.29%
10968   NY                  44720       1      OH   $    165,600.00          5.01%
10970   NY                  45013       1      OH   $    128,000.00          3.88%
10974   NY                  45014       1      OH   $    179,879.22          5.45%
10976   NY                  45123       1      OH   $     50,000.00          1.51%
10977   NY                  45246       1      OH   $    116,908.73          3.54%
10980   NY                  45248       1      OH   $    122,304.52          3.70%
10983   NY                  45331       2      OH   $    169,793.28          5.14%
10984   NY                  45408       1      OH   $     81,000.00          2.45%
10986   NY                  45432       1      OH   $    141,000.00          4.27%
10989   NY                  45505       1      OH   $     74,977.17          2.27%
10993   NY                  45822       1      OH   $    104,913.93          3.18%
10994   NY                  73010       1      OK   $    190,392.00          5.76%
11001   NY                  73013       1      OK   $    100,500.00          3.04%
11003   NY                  73034       1      OK   $    355,000.00         10.75%
11004   NY                  73112       1      OK   $     50,710.58          1.54%
11005   NY                  73114       1      OK   $     68,000.00          2.06%
11010   NY                  73115       1      OK   $     78,000.00          2.36%
11020   NY                  73135       1      OK   $     56,951.25          1.72%
11021   NY                  73160       1      OK   $    297,192.00          9.00%
11023   NY                  73703       2      OK   $    117,600.00          3.56%
11024   NY                  74133       1      OK   $    166,400.00          5.04%
11030   NY                  74820       1      OK   $    110,000.00          3.33%
11040   NY                  97023       2      OR   $    553,200.00         16.75%
11042   NY                  97060       1      OR   $    124,901.51          3.78%
11050   NY                  97113       1      OR   $    169,744.00          5.14%
11096   NY                  97140       1      OR   $    216,000.00          6.54%
11101   NY                  97201       1      OR   $    265,600.00          8.04%
11102   NY                  97236       1      OR   $    347,778.09         10.53%
11103   NY                  97303       1      OR   $    170,000.00          5.15%
11104   NY                  97304       1      OR   $    172,539.13          5.22%
11105   NY                  97493       1      OR   $    452,027.23         13.68%
11106   NY                  15044       1      PA   $    121,135.90          3.67%
11201   NY                  15120       1      PA   $     59,400.00          1.80%
11203   NY                  15205       1      PA   $     61,750.00          1.87%
11204   NY                  15229       1      PA   $     50,834.69          1.54%
11205   NY                  17013       1      PA   $    105,000.00          3.18%
11206   NY                  17038       1      PA   $    129,935.42          3.93%
11207   NY                  17078       1      PA   $    110,000.00          3.33%
11208   NY                  17201       3      PA   $    406,317.36         12.30%
11209   NY                  17314       1      PA   $    123,795.25          3.75%
11210   NY                  17331       1      PA   $     73,976.14          2.24%
11211   NY                  17404       3      PA   $    402,361.48         12.18%
11212   NY                  17502       1      PA   $    222,400.00          6.73%
11213   NY                  17512       1      PA   $     75,600.00          2.29%
11214   NY                  17547       1      PA   $     81,600.00          2.47%
11215   NY                  17602       1      PA   $     49,600.00          1.50%
11216   NY                  17603       1      PA   $    204,000.00          6.18%
11217   NY                  17972       1      PA   $     55,920.00          1.69%
11218   NY                  18042       1      PA   $    135,000.00          4.09%
11219   NY                  18054       1      PA   $    199,200.00          6.03%
11220   NY                  18088       1      PA   $    262,500.00          7.95%
11221   NY                  18325       1      PA   $    113,300.00          3.43%
11222   NY                  18360       1      PA   $    195,780.57          5.93%
11223   NY                  18702       1      PA   $     57,500.00          1.74%
11224   NY                  18914       1      PA   $    459,685.03         13.92%
11225   NY                  19002       1      PA   $    114,844.39          3.48%
11226   NY                  19013       1      PA   $     59,967.22          1.82%
11228   NY                  19020       1      PA   $    208,000.00          6.30%
11229   NY                  19026       1      PA   $    162,704.52          4.93%
11230   NY                  19029       1      PA   $    199,860.26          6.05%
11231   NY                  19082       1      PA   $     89,967.91          2.72%
11232   NY                  19083       1      PA   $    240,000.00          7.27%
11233   NY                  19090       1      PA   $    260,000.00          7.87%
11234   NY                  19111       1      PA   $    171,853.36          5.20%
11235   NY                  19124       1      PA   $     53,600.00          1.62%
11236   NY                  19130       1      PA   $    234,000.00          7.08%
11237   NY                  19135       1      PA   $    117,000.00          3.54%
11238   NY                  19139       1      PA   $     54,310.20          1.64%
11239   NY                  19143       1      PA   $    120,000.00          3.63%
11354   NY                  19150       1      PA   $    135,787.59          4.11%
11355   NY                  19320       1      PA   $     67,923.47          2.06%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
11356   NY                  19401       1      PA   $    159,279.74          4.82%
11357   NY                  19425       1      PA   $    880,000.00         26.64%
11358   NY                  19460       1      PA   $    171,900.00          5.20%
11360   NY                  19464       2      PA   $    170,701.85          5.17%
11361   NY                  19512       1      PA   $    100,000.00          3.03%
11362   NY                  19607       1      PA   $     84,150.00          2.55%
11363   NY                   2808       1      RI   $    235,450.00          7.13%
11364   NY                   2863       1      RI   $    125,000.00          3.78%
11365   NY                   2888       1      RI   $    233,925.33          7.08%
11366   NY                   2889       2      RI   $    412,158.74         12.48%
11367   NY                   2908       1      RI   $    215,200.00          6.51%
11368   NY                   2911       1      RI   $    247,500.00          7.49%
11369   NY                  29376       1      SC   $     96,400.00          2.92%
11370   NY                  29384       1      SC   $     55,767.90          1.69%
11371   NY                  29406       1      SC   $    108,000.00          3.27%
11372   NY                  29414       1      SC   $    143,000.00          4.33%
11373   NY                  29418       1      SC   $    600,000.00         18.16%
11374   NY                  29464       1      SC   $    155,900.00          4.72%
11375   NY                  29485       1      SC   $    110,792.06          3.35%
11377   NY                  29501       1      SC   $    305,934.44          9.26%
11378   NY                  29511       1      SC   $    266,400.00          8.06%
11379   NY                  29582       1      SC   $    199,884.92          6.05%
11385   NY                  29617       1      SC   $     81,049.67          2.45%
11411   NY                  29642       1      SC   $     79,565.89          2.41%
11412   NY                  29697       1      SC   $     59,867.16          1.81%
11413   NY                  29841       1      SC   $    103,066.71          3.12%
11414   NY                  29928       1      SC   $    280,000.00          8.48%
11415   NY                  57401       1      SD   $     87,404.04          2.65%
11416   NY                  37015       1      TN   $    157,500.00          4.77%
11417   NY                  37032       1      TN   $    200,000.00          6.05%
11418   NY                  37042       1      TN   $     89,250.00          2.70%
11419   NY                  37043       1      TN   $    211,092.00          6.39%
11420   NY                  37072       1      TN   $    133,368.85          4.04%
11421   NY                  37075       1      TN   $    184,000.00          5.57%
11422   NY                  37115       1      TN   $    128,660.00          3.90%
11423   NY                  37129       2      TN   $    307,600.00          9.31%
11426   NY                  37146       1      TN   $    116,000.00          3.51%
11427   NY                  37187       1      TN   $    131,000.00          3.97%
11428   NY                  37206       1      TN   $     70,000.00          2.12%
11429   NY                  37207       2      TN   $    201,400.00          6.10%
11430   NY                  37218       1      TN   $     68,753.74          2.08%
11432   NY                  37221       1      TN   $     76,500.00          2.32%
11433   NY                  37347       1      TN   $     95,200.00          2.88%
11434   NY                  37354       1      TN   $    131,897.84          3.99%
11435   NY                  37604       1      TN   $    220,000.00          6.66%
11436   NY                  37660       1      TN   $    103,931.97          3.15%
11501   NY                  37849       1      TN   $    105,000.00          3.18%
11507   NY                  37918       1      TN   $    294,000.00          8.90%
11509   NY                  37932       1      TN   $     95,084.87          2.88%
11510   NY                  37934       2      TN   $    614,500.00         18.60%
11514   NY                  38002       1      TN   $    288,000.00          8.72%
11516   NY                  38016       1      TN   $    110,283.82          3.34%
11518   NY                  38017       1      TN   $    415,851.88         12.59%
11520   NY                  38052       1      TN   $     64,909.75          1.97%
11530   NY                  38108       1      TN   $     64,869.62          1.96%
11542   NY                  38109       1      TN   $     96,000.00          2.91%
11545   NY                  38116       1      TN   $     93,445.08          2.83%
11547   NY                  38122       1      TN   $     56,011.52          1.70%
11548   NY                  38127       2      TN   $    141,533.97          4.28%
11550   NY                  38128       1      TN   $     92,000.00          2.79%
11552   NY                  38305       2      TN   $    168,178.42          5.09%
11553   NY                  38320       1      TN   $     80,950.93          2.45%
11554   NY                  75006       2      TX   $    145,181.89          4.40%
11557   NY                  75028       1      TX   $     94,333.38          2.86%
11558   NY                  75040       1      TX   $    103,459.74          3.13%
11559   NY                  75052       1      TX   $    132,000.00          4.00%
11560   NY                  75056       1      TX   $    160,390.24          4.86%
11561   NY                  75078       1      TX   $    473,300.00         14.33%
11563   NY                  75160       1      TX   $    280,000.00          8.48%
11565   NY                  75210       1      TX   $     64,687.34          1.96%
11566   NY                  75225       1      TX   $    735,000.00         22.25%
11568   NY                  75230       1      TX   $    672,357.73         20.35%
11569   NY                  75241       1      TX   $     99,932.03          3.03%
11570   NY                  76012       1      TX   $     64,852.67          1.96%
11572   NY                  76086       3      TX   $    235,875.00          7.14%
11575   NY                  76180       1      TX   $    137,893.95          4.17%
11576   NY                  76252       1      TX   $     75,000.00          2.27%
11577   NY                  76262       1      TX   $    384,000.00         11.63%
11579   NY                  76549       1      TX   $    155,500.00          4.71%
11580   NY                  76574       1      TX   $    128,000.00          3.88%
11581   NY                  76655       1      TX   $    176,000.00          5.33%
11590   NY                  76710       1      TX   $     59,953.19          1.82%
11596   NY                  76901       1      TX   $     57,394.16          1.74%
11598   NY                  77004       1      TX   $    365,600.00         11.07%
11691   NY                  77009       1      TX   $    178,211.38          5.40%
11692   NY                  77022       1      TX   $     65,400.00          1.98%
11693   NY                  77024       1      TX   $    167,559.06          5.07%
11694   NY                  77041       1      TX   $    140,000.00          4.24%
11697   NY                  77066       1      TX   $    114,917.02          3.48%
11701   NY                  77073       1      TX   $    114,932.36          3.48%
11702   NY                  77087       1      TX   $     82,976.00          2.51%
11703   NY                  77377       1      TX   $    245,000.00          7.42%
11704   NY                  77378       1      TX   $    126,900.00          3.84%
11705   NY                  77477       1      TX   $    107,842.94          3.26%
11706   NY                  77493       1      TX   $    107,600.00          3.26%
11709   NY                  77521       1      TX   $     89,849.60          2.72%
11710   NY                  77545       1      TX   $    128,146.02          3.88%
11713   NY                  77562       1      TX   $    175,840.89          5.32%
11714   NY                  77584       1      TX   $     57,600.00          1.74%
11715   NY                  77590       1      TX   $     52,000.00          1.57%
11716   NY                  77706       1      TX   $    289,600.00          8.77%
11717   NY                  78043       1      TX   $    100,000.00          3.03%
11718   NY                  78231       1      TX   $    154,633.43          4.68%
11719   NY                  78250       1      TX   $     74,000.00          2.24%
11720   NY                  78501       1      TX   $     77,278.65          2.34%
11721   NY                  78520       1      TX   $    391,387.40         11.85%
11722   NY                  78526       1      TX   $    132,000.00          4.00%
11724   NY                  78624       2      TX   $    242,400.00          7.34%
11725   NY                  78681       1      TX   $    120,000.00          3.63%
11726   NY                  78957       1      TX   $    155,459.76          4.71%
11727   NY                  79912       1      TX   $    130,894.52          3.96%
11729   NY                  79936       1      TX   $     94,390.85          2.86%
11730   NY                  84005       1      UT   $    166,500.00          5.04%
11731   NY                  84043       1      UT   $    140,839.13          4.26%
11732   NY                  84057       1      UT   $    108,715.80          3.29%
11733   NY                  84065       1      UT   $    196,800.00          5.96%
11735   NY                  84088       1      UT   $    164,769.00          4.99%
11738   NY                  84092       1      UT   $    196,000.00          5.93%
11740   NY                  84094       1      UT   $    263,916.00          7.99%
11741   NY                  84109       1      UT   $    134,082.40          4.06%
11742   NY                  84115       1      UT   $    118,400.00          3.58%
11743   NY                  84118       1      UT   $    136,000.00          4.12%
11746   NY                  84128       1      UT   $    107,625.34          3.26%
11747   NY                  84403       1      UT   $    115,500.00          3.50%
11751   NY                  20112       1      VA   $    607,000.00         18.38%
11752   NY                  20115       1      VA   $    548,000.00         16.59%
11753   NY                  20121       1      VA   $    285,600.00          8.65%
11754   NY                  20155       1      VA   $    345,600.00         10.46%

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
11755   NY                  20164       1      VA   $    233,926.49          7.08%
11756   NY                  20171       1      VA   $    417,000.00         12.62%
11757   NY                  20175       1      VA   $    327,833.14          9.92%
11758   NY                  20191       1      VA   $    307,920.00          9.32%
11762   NY                  22015       1      VA   $    324,000.00          9.81%
11763   NY                  22042       1      VA   $    348,750.00         10.56%
11764   NY                  22191       2      VA   $    636,250.00         19.26%
11765   NY                  22192       1      VA   $    227,000.00          6.87%
11766   NY                  22193       2      VA   $    591,998.42         17.92%
11767   NY                  22306       1      VA   $    249,809.77          7.56%
11768   NY                  22312       1      VA   $    288,000.00          8.72%
11769   NY                  22315       1      VA   $    499,000.00         15.11%
11770   NY                  22508       3      VA   $    411,337.71         12.45%
11771   NY                  22553       1      VA   $    163,600.00          4.95%
11772   NY                  22554       1      VA   $    378,000.00         11.44%
11776   NY                  22657       1      VA   $    263,000.00          7.96%
11777   NY                  22660       1      VA   $    211,500.00          6.40%
11778   NY                  22664       1      VA   $    148,950.00          4.51%
11779   NY                  22821       1      VA   $    170,600.70          5.16%
11780   NY                  22902       1      VA   $    150,000.00          4.54%
11782   NY                  23024       1      VA   $    318,457.06          9.64%
11783   NY                  23072       1      VA   $     85,500.00          2.59%
11784   NY                  23103       1      VA   $    183,665.76          5.56%
11786   NY                  23111       1      VA   $    139,890.78          4.24%
11787   NY                  23223       1      VA   $    104,000.00          3.15%
11788   NY                  23224       1      VA   $    109,800.00          3.32%
11789   NY                  23231       2      VA   $    352,000.00         10.66%
11790   NY                  23234       1      VA   $     73,956.54          2.24%
11791   NY                  23237       1      VA   $    142,591.60          4.32%
11792   NY                  23238       1      VA   $    184,000.00          5.57%
11793   NY                  23314       1      VA   $    538,585.38         16.31%
11795   NY                  23320       1      VA   $    204,000.00          6.18%
11796   NY                  23323       1      VA   $    160,000.00          4.84%
11797   NY                  23325       1      VA   $    192,646.73          5.83%
11798   NY                  23434       3      VA   $    340,262.53         10.30%
11801   NY                  23435       1      VA   $    285,999.68          8.66%
11803   NY                  23452       3      VA   $    357,056.01         10.81%
11804   NY                  23453       2      VA   $    418,531.59         12.67%
11901   NY                  23462       2      VA   $    354,419.46         10.73%
11930   NY                  23464       1      VA   $    338,789.29         10.26%
11932   NY                  23503       3      VA   $    568,355.24         17.21%
11933   NY                  23513       2      VA   $    208,369.67          6.31%
11934   NY                  23602       1      VA   $    266,000.00          8.05%
11935   NY                  23608       1      VA   $    165,200.00          5.00%
11937   NY                  23661       1      VA   $    103,930.08          3.15%
11939   NY                  23662       1      VA   $    188,000.00          5.69%
11940   NY                  23663       2      VA   $    211,278.13          6.40%
11941   NY                  23692       1      VA   $    124,705.03          3.78%
11942   NY                  23703       1      VA   $    112,420.60          3.40%
11944   NY                  23803       1      VA   $    103,578.63          3.14%
11946   NY                  23974       1      VA   $     50,000.00          1.51%
11947   NY                  24018       1      VA   $    100,000.00          3.03%
11948   NY                  24179       1      VA   $    126,000.00          3.81%
11949   NY                  24441       1      VA   $    199,750.00          6.05%
11950   NY                  24477       1      VA   $    146,875.65          4.45%
11951   NY                  24502       1      VA   $    182,087.49          5.51%
11952   NY                  24592       1      VA   $    146,654.04          4.44%
11953   NY                   5829       1      VT   $     74,911.00          2.27%
11954   NY                  98011       1      WA   $    183,840.37          5.57%
11955   NY                  98036       1      WA   $    255,841.85          7.75%
11956   NY                  98058       1      WA   $    224,000.00          6.78%
11957   NY                  98198       1      WA   $    239,931.05          7.26%
11958   NY                  98221       1      WA   $    289,665.07          8.77%
11959   NY                  98223       1      WA   $    175,000.00          5.30%
11960   NY                  98270       1      WA   $    196,800.00          5.96%
11961   NY                  98310       1      WA   $    147,788.39          4.47%
11962   NY                  98346       1      WA   $    215,709.15          6.53%
11963   NY                  98366       1      WA   $    249,844.60          7.56%
11964   NY                  98367       1      WA   $    203,920.00          6.17%
11965   NY                  98371       1      WA   $    301,276.41          9.12%
11967   NY                  98391       4      WA   $  1,264,066.64         38.27%
11968   NY                  98407       1      WA   $    252,000.00          7.63%
11970   NY                  98498       1      WA   $    284,000.00          8.60%
11971   NY                  98501       1      WA   $    404,955.00         12.26%
11972   NY                  98503       1      WA   $    120,000.00          3.63%
11975   NY                  98626       2      WA   $    724,145.95         21.92%
11976   NY                  98632       2      WA   $    251,276.81          7.61%
11977   NY                  98661       1      WA   $    183,922.67          5.57%
11978   NY                  98662       1      WA   $    252,900.00          7.66%
11980   NY                  98682       1      WA   $    134,000.00          4.06%
12501   NY                  99201       1      WA   $    141,040.00          4.27%
12507   NY                  99205       1      WA   $    134,877.29          4.08%
12508   NY                  99206       1      WA   $    116,250.00          3.52%
12514   NY                  99216       1      WA   $    247,128.36          7.48%
12522   NY                  53024       1      WI   $    174,400.00          5.28%
12524   NY                  53098       1      WI   $    150,400.00          4.55%
12531   NY                  53105       1      WI   $    115,951.35          3.51%
12533   NY                  53110       1      WI   $    144,000.00          4.36%
12538   NY                  53121       1      WI   $    108,000.00          3.27%
12540   NY                  53132       1      WI   $    236,000.00          7.14%
12545   NY                  53140       1      WI   $    149,773.96          4.53%
12546   NY                  53182       1      WI   $    260,000.00          7.87%
12563   NY                  53186       1      WI   $    152,150.00          4.61%
12564   NY                  53207       1      WI   $    188,800.00          5.72%
12567   NY                  53208       1      WI   $     88,000.00          2.66%
12569   NY                  53215       1      WI   $    107,937.99          3.27%
12570   NY                  53216       1      WI   $     92,000.00          2.79%
12571   NY                  53218       2      WI   $    257,349.39          7.79%
12572   NY                  53227       1      WI   $    153,000.00          4.63%
12578   NY                  53404       1      WI   $     93,600.00          2.83%
12580   NY                  53551       1      WI   $    153,178.54          4.64%
12581   NY                  53704       1      WI   $    244,000.00          7.39%
12582   NY                  54121       1      WI   $    102,000.00          3.09%
12583   NY                  54220       1      WI   $     59,917.13          1.81%
12585   NY                  54228       1      WI   $     69,945.00          2.12%
12590   NY                  54313       1      WI   $    137,700.00          4.17%
12592   NY                  54880       2      WI   $    185,428.56          5.61%
12594   NY                  25306       1      WV   $     81,953.79          2.48%
12601   NY                  25401       2      WV   $    286,200.00          8.66%
12603   NY                  25414       1      WV   $    127,924.42          3.87%
                                     ----           ---------------         -----
13143   NY                           1486           $330,318,338.49           100%
                                     ----           ---------------         -----
13146   NY
14001   NY
14004   NY
14005   NY
14006   NY
14008   NY
14012   NY
14013   NY
14020   NY
14025   NY
14026   NY
14028   NY
14030   NY
14031   NY
14032   NY
14033   NY
14034   NY

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
14036   NY
14040   NY
14043   NY
14047   NY
14051   NY
14052   NY
14054   NY
14055   NY
14057   NY
14058   NY
14059   NY
14067   NY
14068   NY
14069   NY
14072   NY
14075   NY
14080   NY
14085   NY
14086   NY
14091   NY
14092   NY
14094   NY
14102   NY
14105   NY
14108   NY
14111   NY
14120   NY
14125   NY
14127   NY
14131   NY
14132   NY
14134   NY
14139   NY
14141   NY
14143   NY
14150   NY
14170   NY
14172   NY
14174   NY
14201   NY
14202   NY
14203   NY
14204   NY
14206   NY
14207   NY
14208   NY
14209   NY
14210   NY
14211   NY
14212   NY
14213   NY
14214   NY
14215   NY
14216   NY
14217   NY
14218   NY
14219   NY
14220   NY
14221   NY
14222   NY
14223   NY
14224   NY
14225   NY
14226   NY
14227   NY
14228   NY
14301   NY
14303   NY
14304   NY
14305   NY
14414   NY
14416   NY
14420   NY
14422   NY
14423   NY
14424   NY
14425   NY
14428   NY
14432   NY
14433   NY
14435   NY
14437   NY
14445   NY
14450   NY
14454   NY
14456   NY
14462   NY
14464   NY
14466   NY
14467   NY
14468   NY
14469   NY
14471   NY
14472   NY
14475   NY
14480   NY
14481   NY
14482   NY
14485   NY
14487   NY
14489   NY
14502   NY
14504   NY
14505   NY
14506   NY
14510   NY
14512   NY
14513   NY
14514   NY
14516   NY
14517   NY
14519   NY
14522   NY
14525   NY
14526   NY
14532   NY
14533   NY
14534   NY
14543   NY
14545   NY
14546   NY
14548   NY
14551   NY
14555   NY
14559   NY
14560   NY
14561   NY
14564   NY

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
14568   NY
14580   NY
14585   NY
14586   NY
14589   NY
14590   NY
14604   NY
14605   NY
14606   NY
14607   NY
14608   NY
14609   NY
14610   NY
14611   NY
14612   NY
14613   NY
14614   NY
14615   NY
14616   NY
14617   NY
14618   NY
14619   NY
14620   NY
14621   NY
14622   NY
14623   NY
14624   NY
14625   NY
14626   NY
14836   NY
14846   NY
16113   PA
16114   PA
16121   PA
16124   PA
16125   PA
16127   PA
16130   PA
16133   PA
16134   PA
16137   PA
16145   PA
16146   PA
16148   PA
16150   PA
16151   PA
16153   PA
16154   PA
16159   PA
16161   PA
16311   PA
17814   PA
17815   PA
17820   PA
17846   PA
17859   PA
17878   PA
17888   PA
17920   PA
17927   PA
18201   PA
18219   PA
18221   PA
18222   PA
18224   PA
18225   PA
18234   PA
18239   PA
18246   PA
18249   PA
18251   PA
18256   PA
18403   PA
18407   PA
18411   PA
18414   PA
18419   PA
18420   PA
18433   PA
18434   PA
18444   PA
18446   PA
18447   PA
18452   PA
18471   PA
18503   PA
18504   PA
18505   PA
18507   PA
18508   PA
18509   PA
18510   PA
18512   PA
18517   PA
18518   PA
18519   PA
18601   PA
18602   PA
18603   PA
18611   PA
18612   PA
18615   PA
18617   PA
18618   PA
18621   PA
18622   PA
18623   PA
18625   PA
18629   PA
18630   PA
18631   PA
18634   PA
18635   PA
18636   PA
18640   PA
18641   PA
18642   PA
18643   PA
18644   PA
18651   PA
18653   PA
18655   PA
18656   PA
18657   PA
18660   PA
18661   PA
18701   PA
18702   PA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
18704   PA
18705   PA
18706   PA
18707   PA
18708   PA
18709   PA
20001   DC
20002   DC
20003   DC
20004   DC
20005   DC
20006   DC
20007   DC
20008   DC
20009   DC
20010   DC
20011   DC
20012   DC
20015   DC
20016   DC
20017   DC
20018   DC
20019   DC
20020   DC
20024   DC
20032   DC
20036   DC
20037   DC
20105   VA
20106   VA
20109   VA
20110   VA
20111   VA
20112   VA
20115   VA
20117   VA
20118   VA
20119   VA
20120   VA
20121   VA
20124   VA
20129   VA
20130   VA
20132   VA
20135   VA
20136   VA
20137   VA
20138   VA
20139   VA
20140   VA
20141   VA
20143   VA
20144   VA
20147   VA
20148   VA
20151   VA
20152   VA
20155   VA
20158   VA
20164   VA
20165   VA
20166   VA
20169   VA
20170   VA
20171   VA
20175   VA
20176   VA
20180   VA
20181   VA
20184   VA
20186   VA
20187   VA
20190   VA
20191   VA
20194   VA
20197   VA
20198   VA
20319   DC
20332   DC
20336   DC
20375   DC
20601   MD
20602   MD
20603   MD
20607   MD
20608   MD
20611   MD
20612   MD
20613   MD
20615   MD
20616   MD
20617   MD
20623   MD
20625   MD
20629   MD
20632   MD
20637   MD
20639   MD
20640   MD
20645   MD
20646   MD
20657   MD
20658   MD
20662   MD
20664   MD
20675   MD
20676   MD
20677   MD
20678   MD
20685   MD
20688   MD
20689   MD
20693   MD
20695   MD
20705   MD
20706   MD
20707   MD
20708   MD
20710   MD
20712   MD
20714   MD
20715   MD
20716   MD
20720   MD
20721   MD
20722   MD
20732   MD
20735   MD

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
20736   MD
20737   MD
20740   MD
20743   MD
20744   MD
20745   MD
20746   MD
20747   MD
20748   MD
20754   MD
20762   MD
20769   MD
20770   MD
20772   MD
20774   MD
20781   MD
20782   MD
20783   MD
20784   MD
20785   MD
20812   MD
20814   MD
20815   MD
20816   MD
20817   MD
20818   MD
20832   MD
20833   MD
20837   MD
20838   MD
20839   MD
20841   MD
20842   MD
20850   MD
20851   MD
20852   MD
20853   MD
20854   MD
20855   MD
20860   MD
20861   MD
20862   MD
20866   MD
20868   MD
20871   MD
20872   MD
20874   MD
20876   MD
20877   MD
20878   MD
20879   MD
20880   MD
20882   MD
20886   MD
20895   MD
20896   MD
20901   MD
20902   MD
20903   MD
20904   MD
20905   MD
20906   MD
20910   MD
20912   MD
21701   MD
21702   MD
21703   MD
21704   MD
21710   MD
21716   MD
21717   MD
21718   MD
21727   MD
21754   MD
21755   MD
21758   MD
21762   MD
21769   MD
21770   MD
21771   MD
21773   MD
21774   MD
21777   MD
21778   MD
21780   MD
21788   MD
21790   MD
21793   MD
21798   MD
22003   VA
22015   VA
22026   VA
22027   VA
22030   VA
22031   VA
22032   VA
22033   VA
22039   VA
22041   VA
22042   VA
22043   VA
22044   VA
22046   VA
22060   VA
22066   VA
22079   VA
22101   VA
22102   VA
22124   VA
22125   VA
22134   VA
22150   VA
22151   VA
22152   VA
22153   VA
22172   VA
22180   VA
22181   VA
22182   VA
22191   VA
22192   VA
22193   VA
22201   VA
22202   VA
22203   VA
22204   VA
22205   VA
22206   VA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
22207   VA
22209   VA
22211   VA
22213   VA
22301   VA
22302   VA
22303   VA
22304   VA
22305   VA
22306   VA
22307   VA
22308   VA
22309   VA
22310   VA
22311   VA
22312   VA
22314   VA
22315   VA
22401   VA
22405   VA
22406   VA
22407   VA
22408   VA
22448   VA
22485   VA
22534   VA
22553   VA
22554   VA
22610   VA
22611   VA
22620   VA
22630   VA
22639   VA
22642   VA
22643   VA
22646   VA
22663   VA
22701   VA
22712   VA
22713   VA
22714   VA
22718   VA
22720   VA
22724   VA
22726   VA
22728   VA
22729   VA
22733   VA
22734   VA
22735   VA
22736   VA
22737   VA
22741   VA
22742   VA
22746   VA
22747   VA
23009   VA
23086   VA
23106   VA
23181   VA
25401   WV
25413   WV
25414   WV
25419   WV
25420   WV
25421   WV
25425   WV
25427   WV
25428   WV
25430   WV
25438   WV
25441   WV
25442   WV
25443   WV
25446   WV
25504   WV
25507   WV
25510   WV
25511   WV
25512   WV
25514   WV
25517   WV
25530   WV
25534   WV
25535   WV
25537   WV
25541   WV
25545   WV
25555   WV
25559   WV
25570   WV
25669   WV
25699   WV
25701   WV
25702   WV
25703   WV
25704   WV
25705   WV
26003   WV
26030   WV
26032   WV
26033   WV
26034   WV
26035   WV
26036   WV
26037   WV
26038   WV
26039   WV
26040   WV
26041   WV
26047   WV
26050   WV
26055   WV
26056   WV
26059   WV
26060   WV
26062   WV
26070   WV
26074   WV
26075   WV
26101   WV
26104   WV
26105   WV
26133   WV
26142   WV
26150   WV
26169   WV
26180   WV

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
26181   WV
26184   WV
26187   WV
27013   NC
27054   NC
27530   NC
27534   NC
27557   NC
27801   NC
27803   NC
27804   NC
27807   NC
27809   NC
27812   NC
27816   NC
27819   NC
27827   NC
27828   NC
27829   NC
27830   NC
27834   NC
27837   NC
27852   NC
27856   NC
27858   NC
27863   NC
27864   NC
27878   NC
27882   NC
27884   NC
27886   NC
27891   NC
28006   NC
28012   NC
28016   NC
28021   NC
28023   NC
28025   NC
28027   NC
28031   NC
28032   NC
28033   NC
28034   NC
28036   NC
28037   NC
28052   NC
28054   NC
28056   NC
28071   NC
28072   NC
28075   NC
28077   NC
28078   NC
28079   NC
28080   NC
28081   NC
28083   NC
28088   NC
28092   NC
28098   NC
28101   NC
28103   NC
28104   NC
28105   NC
28107   NC
28110   NC
28112   NC
28120   NC
28124   NC
28125   NC
28134   NC
28138   NC
28144   NC
28146   NC
28147   NC
28159   NC
28164   NC
28168   NC
28173   NC
28174   NC
28202   NC
28203   NC
28204   NC
28205   NC
28206   NC
28207   NC
28208   NC
28209   NC
28210   NC
28211   NC
28212   NC
28213   NC
28214   NC
28215   NC
28216   NC
28217   NC
28223   NC
28226   NC
28227   NC
28262   NC
28269   NC
28270   NC
28273   NC
28277   NC
28278   NC
28333   NC
28365   NC
28513   NC
28530   NC
28578   NC
28590   NC
28601   NC
28602   NC
29040   SC
29062   SC
29104   SC
29114   SC
29125   SC
29128   SC
29150   SC
29152   SC
29153   SC
29154   SC
29161   SC
29168   SC
29301   SC
29302   SC
29303   SC

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
29306   SC
29307   SC
29316   SC
29320   SC
29322   SC
29323   SC
29330   SC
29334   SC
29335   SC
29338   SC
29340   SC
29341   SC
29349   SC
29356   SC
29365   SC
29369   SC
29372   SC
29373   SC
29374   SC
29375   SC
29376   SC
29377   SC
29385   SC
29388   SC
29401   SC
29403   SC
29404   SC
29405   SC
29406   SC
29407   SC
29412   SC
29414   SC
29418   SC
29420   SC
29423   SC
29426   SC
29429   SC
29430   SC
29431   SC
29434   SC
29436   SC
29437   SC
29439   SC
29445   SC
29448   SC
29449   SC
29450   SC
29451   SC
29453   SC
29455   SC
29456   SC
29458   SC
29461   SC
29464   SC
29466   SC
29468   SC
29469   SC
29470   SC
29471   SC
29472   SC
29477   SC
29479   SC
29482   SC
29483   SC
29485   SC
29487   SC
29492   SC
29501   SC
29505   SC
29506   SC
29511   SC
29526   SC
29527   SC
29530   SC
29541   SC
29544   SC
29545   SC
29555   SC
29560   SC
29566   SC
29568   SC
29569   SC
29572   SC
29575   SC
29576   SC
29577   SC
29579   SC
29581   SC
29582   SC
29583   SC
29591   SC
29601   SC
29605   SC
29607   SC
29609   SC
29611   SC
29615   SC
29617   SC
29621   SC
29624   SC
29625   SC
29626   SC
29627   SC
29630   SC
29631   SC
29635   SC
29640   SC
29642   SC
29644   SC
29650   SC
29651   SC
29654   SC
29655   SC
29656   SC
29657   SC
29661   SC
29662   SC
29667   SC
29669   SC
29670   SC
29671   SC
29673   SC
29677   SC
29680   SC
29681   SC
29682   SC
29683   SC
29684   SC

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
29685   SC
29687   SC
29688   SC
29689   SC
29690   SC
29697   SC
29702   SC
29704   SC
29708   SC
29710   SC
29715   SC
29717   SC
29726   SC
29730   SC
29732   SC
29742   SC
29743   SC
29745   SC
33004   FL
33009   FL
33010   FL
33012   FL
33013   FL
33014   FL
33015   FL
33016   FL
33018   FL
33019   FL
33020   FL
33021   FL
33023   FL
33024   FL
33025   FL
33026   FL
33027   FL
33028   FL
33029   FL
33030   FL
33031   FL
33032   FL
33033   FL
33034   FL
33035   FL
33054   FL
33055   FL
33056   FL
33060   FL
33062   FL
33063   FL
33064   FL
33065   FL
33066   FL
33067   FL
33068   FL
33069   FL
33071   FL
33073   FL
33076   FL
33109   FL
33122   FL
33125   FL
33126   FL
33127   FL
33128   FL
33129   FL
33130   FL
33131   FL
33132   FL
33133   FL
33134   FL
33135   FL
33136   FL
33137   FL
33138   FL
33139   FL
33140   FL
33141   FL
33142   FL
33143   FL
33144   FL
33145   FL
33146   FL
33147   FL
33149   FL
33150   FL
33154   FL
33155   FL
33156   FL
33157   FL
33158   FL
33160   FL
33161   FL
33162   FL
33165   FL
33166   FL
33167   FL
33168   FL
33169   FL
33170   FL
33172   FL
33173   FL
33174   FL
33175   FL
33176   FL
33177   FL
33178   FL
33179   FL
33180   FL
33181   FL
33182   FL
33183   FL
33184   FL
33185   FL
33186   FL
33187   FL
33189   FL
33190   FL
33193   FL
33194   FL
33196   FL
33301   FL
33304   FL
33305   FL
33306   FL
33308   FL
33309   FL
33311   FL
33312   FL

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
33313   FL
33314   FL
33315   FL
33316   FL
33317   FL
33319   FL
33321   FL
33322   FL
33323   FL
33324   FL
33325   FL
33326   FL
33327   FL
33328   FL
33330   FL
33331   FL
33332   FL
33334   FL
33351   FL
33388   FL
33394   FL
33441   FL
33442   FL
33455   FL
33946   FL
33947   FL
33948   FL
33950   FL
33952   FL
33953   FL
33954   FL
33955   FL
33980   FL
33981   FL
33982   FL
33983   FL
34102   FL
34103   FL
34104   FL
34105   FL
34108   FL
34109   FL
34110   FL
34112   FL
34113   FL
34114   FL
34116   FL
34117   FL
34119   FL
34120   FL
34137   FL
34138   FL
34139   FL
34141   FL
34142   FL
34145   FL
34945   FL
34946   FL
34947   FL
34949   FL
34950   FL
34951   FL
34952   FL
34953   FL
34956   FL
34957   FL
34981   FL
34982   FL
34983   FL
34984   FL
34986   FL
34987   FL
34990   FL
34994   FL
34996   FL
34997   FL
37040   TN
37042   TN
37043   TN
37052   TN
37142   TN
37171   TN
37191   TN
38002   TN
38004   TN
38011   TN
38015   TN
38017   TN
38018   TN
38019   TN
38023   TN
38028   TN
38036   TN
38046   TN
38049   TN
38053   TN
38057   TN
38058   TN
38060   TN
38066   TN
38068   TN
38076   TN
38103   TN
38104   TN
38105   TN
38106   TN
38107   TN
38108   TN
38109   TN
38111   TN
38112   TN
38114   TN
38115   TN
38116   TN
38117   TN
38118   TN
38119   TN
38120   TN
38122   TN
38125   TN
38126   TN
38127   TN
38128   TN
38131   TN
38132   TN
38133   TN
38134   TN
38135   TN

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
38138   TN
38139   TN
38141   TN
38157   TN
38301   TN
38305   TN
38313   TN
38332   TN
38340   TN
38347   TN
38352   TN
38356   TN
38362   TN
38366   TN
38378   TN
38391   TN
38392   TN
38632   MS
38637   MS
38641   MS
38651   MS
38654   MS
38671   MS
38672   MS
38680   MS
39041   MS
39042   MS
39045   MS
39046   MS
39047   MS
39056   MS
39060   MS
39066   MS
39071   MS
39073   MS
39110   MS
39145   MS
39148   MS
39151   MS
39154   MS
39157   MS
39161   MS
39170   MS
39174   MS
39175   MS
39201   MS
39202   MS
39203   MS
39204   MS
39206   MS
39208   MS
39209   MS
39210   MS
39211   MS
39212   MS
39213   MS
39216   MS
39218   MS
39269   MS
39401   MS
39402   MS
39425   MS
39455   MS
39465   MS
39475   MS
39482   MS
39501   MS
39503   MS
39507   MS
39520   MS
39525   MS
39530   MS
39531   MS
39532   MS
39553   MS
39556   MS
39562   MS
39563   MS
39564   MS
39565   MS
39567   MS
39572   MS
39576   MS
39581   MS
41005   KY
41042   KY
41048   KY
41080   KY
41091   KY
41092   KY
41094   KY
41101   KY
41102   KY
41121   KY
41129   KY
41132   KY
41139   KY
41142   KY
41143   KY
41144   KY
41146   KY
41164   KY
41168   KY
41169   KY
41174   KY
41175   KY
41183   KY
42217   KY
42223   KY
42232   KY
42236   KY
42240   KY
42254   KY
42262   KY
42266   KY
42406   KY
42420   KY
42451   KY
42452   KY
42457   KY
42458   KY
43001   OH
43002   OH
43003   OH
43004   OH
43008   OH
43013   OH
43015   OH

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
43016   OH
43017   OH
43018   OH
43021   OH
43023   OH
43025   OH
43026   OH
43031   OH
43032   OH
43033   OH
43035   OH
43046   OH
43054   OH
43055   OH
43056   OH
43061   OH
43062   OH
43064   OH
43065   OH
43066   OH
43068   OH
43071   OH
43074   OH
43080   OH
43081   OH
43082   OH
43085   OH
43102   OH
43103   OH
43105   OH
43107   OH
43109   OH
43110   OH
43112   OH
43113   OH
43116   OH
43119   OH
43123   OH
43125   OH
43126   OH
43130   OH
43136   OH
43137   OH
43140   OH
43143   OH
43145   OH
43146   OH
43147   OH
43148   OH
43150   OH
43151   OH
43153   OH
43154   OH
43155   OH
43156   OH
43157   OH
43162   OH
43164   OH
43201   OH
43202   OH
43203   OH
43204   OH
43205   OH
43206   OH
43207   OH
43209   OH
43210   OH
43211   OH
43212   OH
43213   OH
43214   OH
43215   OH
43217   OH
43219   OH
43220   OH
43221   OH
43222   OH
43223   OH
43224   OH
43227   OH
43228   OH
43229   OH
43230   OH
43231   OH
43232   OH
43235   OH
43240   OH
43402   OH
43406   OH
43413   OH
43437   OH
43443   OH
43447   OH
43450   OH
43451   OH
43457   OH
43460   OH
43462   OH
43465   OH
43466   OH
43467   OH
43502   OH
43504   OH
43511   OH
43515   OH
43521   OH
43522   OH
43525   OH
43528   OH
43529   OH
43533   OH
43537   OH
43540   OH
43541   OH
43542   OH
43547   OH
43551   OH
43553   OH
43558   OH
43560   OH
43565   OH
43566   OH
43567   OH
43569   OH
43571   OH
43602   OH
43604   OH
43605   OH

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
43606   OH
43607   OH
43608   OH
43609   OH
43610   OH
43611   OH
43612   OH
43613   OH
43614   OH
43615   OH
43616   OH
43617   OH
43618   OH
43619   OH
43620   OH
43623   OH
43624   OH
43713   OH
43718   OH
43719   OH
43721   OH
43740   OH
43901   OH
43902   OH
43903   OH
43905   OH
43906   OH
43908   OH
43909   OH
43910   OH
43912   OH
43913   OH
43917   OH
43920   OH
43925   OH
43926   OH
43927   OH
43928   OH
43930   OH
43932   OH
43933   OH
43934   OH
43935   OH
43938   OH
43939   OH
43940   OH
43942   OH
43943   OH
43944   OH
43945   OH
43947   OH
43948   OH
43950   OH
43951   OH
43952   OH
43953   OH
43961   OH
43962   OH
43963   OH
43964   OH
43967   OH
43968   OH
43971   OH
43972   OH
43977   OH
43983   OH
44001   OH
44003   OH
44004   OH
44010   OH
44011   OH
44012   OH
44017   OH
44021   OH
44022   OH
44023   OH
44024   OH
44026   OH
44028   OH
44030   OH
44032   OH
44035   OH
44039   OH
44040   OH
44041   OH
44044   OH
44046   OH
44047   OH
44048   OH
44049   OH
44050   OH
44052   OH
44053   OH
44054   OH
44055   OH
44056   OH
44057   OH
44060   OH
44062   OH
44064   OH
44065   OH
44067   OH
44070   OH
44072   OH
44074   OH
44076   OH
44077   OH
44080   OH
44081   OH
44082   OH
44084   OH
44085   OH
44086   OH
44087   OH
44090   OH
44092   OH
44093   OH
44094   OH
44095   OH
44099   OH
44102   OH
44103   OH
44104   OH
44105   OH
44106   OH
44107   OH
44108   OH
44109   OH

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
44110   OH
44111   OH
44112   OH
44113   OH
44114   OH
44115   OH
44116   OH
44117   OH
44118   OH
44119   OH
44120   OH
44121   OH
44122   OH
44123   OH
44124   OH
44125   OH
44126   OH
44127   OH
44128   OH
44129   OH
44130   OH
44131   OH
44132   OH
44133   OH
44134   OH
44135   OH
44136   OH
44137   OH
44138   OH
44139   OH
44140   OH
44141   OH
44142   OH
44143   OH
44144   OH
44145   OH
44146   OH
44147   OH
44201   OH
44202   OH
44203   OH
44212   OH
44215   OH
44216   OH
44221   OH
44223   OH
44224   OH
44231   OH
44233   OH
44234   OH
44235   OH
44236   OH
44240   OH
44241   OH
44243   OH
44250   OH
44251   OH
44253   OH
44254   OH
44255   OH
44256   OH
44260   OH
44262   OH
44264   OH
44266   OH
44272   OH
44273   OH
44275   OH
44278   OH
44280   OH
44281   OH
44286   OH
44288   OH
44301   OH
44302   OH
44303   OH
44304   OH
44305   OH
44306   OH
44307   OH
44308   OH
44310   OH
44311   OH
44312   OH
44313   OH
44314   OH
44319   OH
44320   OH
44321   OH
44322   OH
44333   OH
44401   OH
44402   OH
44403   OH
44404   OH
44405   OH
44406   OH
44408   OH
44410   OH
44411   OH
44412   OH
44413   OH
44417   OH
44418   OH
44420   OH
44423   OH
44425   OH
44427   OH
44428   OH
44429   OH
44430   OH
44431   OH
44432   OH
44436   OH
44437   OH
44438   OH
44440   OH
44441   OH
44442   OH
44443   OH
44444   OH
44445   OH
44446   OH
44449   OH
44450   OH
44451   OH
44452   OH
44454   OH

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
44455   OH
44460   OH
44470   OH
44471   OH
44473   OH
44481   OH
44483   OH
44484   OH
44485   OH
44490   OH
44491   OH
44502   OH
44503   OH
44504   OH
44505   OH
44506   OH
44507   OH
44509   OH
44510   OH
44511   OH
44512   OH
44514   OH
44515   OH
44601   OH
44608   OH
44609   OH
44613   OH
44614   OH
44615   OH
44619   OH
44620   OH
44625   OH
44626   OH
44632   OH
44634   OH
44640   OH
44641   OH
44643   OH
44644   OH
44646   OH
44647   OH
44651   OH
44657   OH
44662   OH
44666   OH
44669   OH
44670   OH
44672   OH
44675   OH
44685   OH
44688   OH
44689   OH
44702   OH
44703   OH
44704   OH
44705   OH
44706   OH
44707   OH
44708   OH
44709   OH
44710   OH
44714   OH
44718   OH
44720   OH
44721   OH
44730   OH
44813   OH
44817   OH
44820   OH
44822   OH
44825   OH
44827   OH
44833   OH
44843   OH
44854   OH
44856   OH
44860   OH
44875   OH
44878   OH
44887   OH
44902   OH
44903   OH
44904   OH
44905   OH
44906   OH
44907   OH
45001   OH
45002   OH
45005   OH
45011   OH
45011   OH
45013   OH
45013   OH
45015   OH
45015   OH
45030   OH
45032   OH
45033   OH
45034   OH
45036   OH
45039   OH
45040   OH
45041   OH
45052   OH
45054   OH
45065   OH
45066   OH
45068   OH
45101   OH
45102   OH
45103   OH
45106   OH
45111   OH
45112   OH
45115   OH
45118   OH
45120   OH
45121   OH
45122   OH
45130   OH
45131   OH
45140   OH
45150   OH
45152   OH
45153   OH
45154   OH
45156   OH
45157   OH

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
45160   OH
45162   OH
45167   OH
45168   OH
45171   OH
45174   OH
45176   OH
45202   OH
45203   OH
45204   OH
45205   OH
45206   OH
45207   OH
45208   OH
45209   OH
45210   OH
45211   OH
45212   OH
45213   OH
45214   OH
45215   OH
45216   OH
45217   OH
45218   OH
45219   OH
45220   OH
45223   OH
45224   OH
45225   OH
45226   OH
45227   OH
45229   OH
45230   OH
45231   OH
45232   OH
45233   OH
45236   OH
45237   OH
45238   OH
45239   OH
45240   OH
45241   OH
45242   OH
45243   OH
45244   OH
45245   OH
45246   OH
45247   OH
45248   OH
45249   OH
45251   OH
45252   OH
45255   OH
45301   OH
45305   OH
45307   OH
45308   OH
45309   OH
45312   OH
45314   OH
45315   OH
45316   OH
45317   OH
45318   OH
45322   OH
45324   OH
45325   OH
45326   OH
45327   OH
45335   OH
45337   OH
45339   OH
45342   OH
45345   OH
45354   OH
45356   OH
45359   OH
45370   OH
45371   OH
45373   OH
45377   OH
45383   OH
45384   OH
45385   OH
45387   OH
45402   OH
45403   OH
45404   OH
45405   OH
45406   OH
45407   OH
45408   OH
45409   OH
45410   OH
45414   OH
45415   OH
45416   OH
45417   OH
45418   OH
45419   OH
45420   OH
45424   OH
45426   OH
45427   OH
45429   OH
45430   OH
45431   OH
45432   OH
45433   OH
45434   OH
45439   OH
45440   OH
45449   OH
45458   OH
45459   OH
45712   OH
45713   OH
45714   OH
45715   OH
45724   OH
45729   OH
45742   OH
45744   OH
45745   OH
45746   OH
45750   OH
45767   OH
45768   OH

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
45773   OH
45784   OH
45786   OH
45788   OH
45789   OH
45801   OH
45804   OH
45805   OH
45806   OH
45807   OH
45808   OH
45809   OH
45817   OH
45819   OH
45820   OH
45833   OH
45850   OH
45865   OH
45869   OH
45870   OH
45871   OH
45872   OH
45885   OH
45887   OH
45888   OH
45895   OH
45896   OH
46001   IN
46011   IN
46012   IN
46013   IN
46016   IN
46017   IN
46030   IN
46031   IN
46032   IN
46033   IN
46034   IN
46035   IN
46036   IN
46038   IN
46039   IN
46040   IN
46041   IN
46044   IN
46045   IN
46047   IN
46048   IN
46049   IN
46050   IN
46051   IN
46052   IN
46055   IN
46056   IN
46057   IN
46058   IN
46060   IN
46063   IN
46064   IN
46065   IN
46068   IN
46069   IN
46070   IN
46071   IN
46072   IN
46074   IN
46075   IN
46076   IN
46077   IN
46102   IN
46103   IN
46106   IN
46107   IN
46110   IN
46111   IN
46112   IN
46113   IN
46117   IN
46118   IN
46122   IN
46123   IN
46124   IN
46125   IN
46126   IN
46130   IN
46131   IN
46140   IN
46142   IN
46143   IN
46144   IN
46147   IN
46149   IN
46151   IN
46157   IN
46158   IN
46161   IN
46162   IN
46163   IN
46164   IN
46165   IN
46166   IN
46167   IN
46168   IN
46176   IN
46180   IN
46181   IN
46182   IN
46184   IN
46186   IN
46201   IN
46202   IN
46203   IN
46204   IN
46205   IN
46208   IN
46214   IN
46216   IN
46217   IN
46218   IN
46219   IN
46220   IN
46221   IN
46222   IN
46224   IN
46225   IN
46226   IN
46227   IN
46228   IN

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
46229   IN
46231   IN
46234   IN
46235   IN
46236   IN
46237   IN
46239   IN
46240   IN
46241   IN
46250   IN
46254   IN
46256   IN
46259   IN
46260   IN
46268   IN
46278   IN
46280   IN
46290   IN
46507   IN
46514   IN
46516   IN
46517   IN
46526   IN
46528   IN
46530   IN
46536   IN
46540   IN
46543   IN
46544   IN
46545   IN
46550   IN
46552   IN
46553   IN
46554   IN
46556   IN
46561   IN
46573   IN
46574   IN
46595   IN
46601   IN
46613   IN
46614   IN
46615   IN
46616   IN
46617   IN
46619   IN
46628   IN
46629   IN
46635   IN
46637   IN
46702   IN
46705   IN
46706   IN
46711   IN
46714   IN
46721   IN
46723   IN
46725   IN
46730   IN
46731   IN
46733   IN
46738   IN
46740   IN
46741   IN
46743   IN
46745   IN
46748   IN
46750   IN
46759   IN
46764   IN
46765   IN
46766   IN
46770   IN
46772   IN
46773   IN
46774   IN
46777   IN
46781   IN
46783   IN
46785   IN
46787   IN
46788   IN
46791   IN
46792   IN
46793   IN
46797   IN
46798   IN
46799   IN
46802   IN
46803   IN
46804   IN
46805   IN
46806   IN
46807   IN
46808   IN
46809   IN
46814   IN
46815   IN
46816   IN
46818   IN
46819   IN
46825   IN
46835   IN
46845   IN
46901   IN
46902   IN
46936   IN
46979   IN
47234   IN
47302   IN
47303   IN
47304   IN
47305   IN
47320   IN
47334   IN
47338   IN
47342   IN
47383   IN
47396   IN
47601   IN
47610   IN
47612   IN
47613   IN
47616   IN
47619   IN
47620   IN
47630   IN
47631   IN

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
47633   IN
47637   IN
47638   IN
47708   IN
47710   IN
47711   IN
47712   IN
47713   IN
47714   IN
47715   IN
47720   IN
47725   IN
47802   IN
47803   IN
47804   IN
47805   IN
47807   IN
47833   IN
47834   IN
47837   IN
47840   IN
47841   IN
47842   IN
47846   IN
47847   IN
47853   IN
47854   IN
47858   IN
47863   IN
47866   IN
47876   IN
47881   IN
47884   IN
47885   IN
47901   IN
47904   IN
47905   IN
47906   IN
47909   IN
47920   IN
47924   IN
47928   IN
47930   IN
47941   IN
47966   IN
47974   IN
47981   IN
47983   IN
47992   IN
48001   MI
48002   MI
48003   MI
48005   MI
48006   MI
48009   MI
48014   MI
48015   MI
48017   MI
48021   MI
48022   MI
48023   MI
48025   MI
48026   MI
48027   MI
48028   MI
48030   MI
48032   MI
48034   MI
48035   MI
48036   MI
48038   MI
48039   MI
48040   MI
48041   MI
48042   MI
48043   MI
48044   MI
48045   MI
48047   MI
48048   MI
48049   MI
48050   MI
48051   MI
48054   MI
48059   MI
48060   MI
48062   MI
48063   MI
48064   MI
48065   MI
48066   MI
48067   MI
48069   MI
48070   MI
48071   MI
48072   MI
48073   MI
48074   MI
48075   MI
48076   MI
48079   MI
48080   MI
48081   MI
48082   MI
48083   MI
48084   MI
48089   MI
48091   MI
48092   MI
48093   MI
48094   MI
48095   MI
48096   MI
48097   MI
48098   MI
48101   MI
48111   MI
48117   MI
48120   MI
48122   MI
48124   MI
48125   MI
48126   MI
48127   MI
48128   MI
48131   MI
48133   MI
48134   MI

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
48135   MI
48138   MI
48140   MI
48141   MI
48144   MI
48145   MI
48146   MI
48150   MI
48152   MI
48154   MI
48157   MI
48159   MI
48160   MI
48161   MI
48162   MI
48164   MI
48165   MI
48166   MI
48167   MI
48170   MI
48173   MI
48174   MI
48178   MI
48179   MI
48180   MI
48182   MI
48183   MI
48184   MI
48185   MI
48186   MI
48187   MI
48188   MI
48192   MI
48195   MI
48201   MI
48202   MI
48203   MI
48204   MI
48205   MI
48206   MI
48207   MI
48208   MI
48209   MI
48210   MI
48211   MI
48212   MI
48213   MI
48214   MI
48215   MI
48216   MI
48217   MI
48218   MI
48219   MI
48220   MI
48221   MI
48223   MI
48224   MI
48225   MI
48226   MI
48227   MI
48228   MI
48229   MI
48230   MI
48234   MI
48235   MI
48236   MI
48237   MI
48238   MI
48239   MI
48240   MI
48242   MI
48301   MI
48302   MI
48304   MI
48306   MI
48307   MI
48309   MI
48310   MI
48312   MI
48313   MI
48314   MI
48315   MI
48316   MI
48317   MI
48320   MI
48322   MI
48323   MI
48324   MI
48326   MI
48327   MI
48328   MI
48329   MI
48331   MI
48334   MI
48335   MI
48336   MI
48340   MI
48341   MI
48342   MI
48346   MI
48348   MI
48350   MI
48356   MI
48357   MI
48359   MI
48360   MI
48362   MI
48363   MI
48367   MI
48370   MI
48371   MI
48374   MI
48375   MI
48377   MI
48380   MI
48381   MI
48382   MI
48383   MI
48386   MI
48390   MI
48393   MI
48412   MI
48415   MI
48417   MI
48420   MI
48421   MI
48423   MI
48428   MI

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
48430   MI
48433   MI
48436   MI
48437   MI
48438   MI
48439   MI
48440   MI
48442   MI
48444   MI
48446   MI
48449   MI
48451   MI
48455   MI
48457   MI
48458   MI
48461   MI
48462   MI
48463   MI
48464   MI
48473   MI
48502   MI
48503   MI
48504   MI
48505   MI
48506   MI
48507   MI
48509   MI
48519   MI
48529   MI
48532   MI
48601   MI
48602   MI
48603   MI
48604   MI
48607   MI
48609   MI
48611   MI
48613   MI
48614   MI
48616   MI
48618   MI
48620   MI
48623   MI
48626   MI
48628   MI
48631   MI
48634   MI
48637   MI
48640   MI
48642   MI
48649   MI
48650   MI
48655   MI
48657   MI
48706   MI
48708   MI
48722   MI
48724   MI
48727   MI
48732   MI
48734   MI
48747   MI
49267   MI
49270   MI
50613   IA
50623   IA
50626   IA
50634   IA
50643   IA
50651   IA
50667   IA
50701   IA
50702   IA
50703   IA
50706   IA
50707   IA
51004   IA
51007   IA
51016   IA
51018   IA
51019   IA
51026   IA
51030   IA
51039   IA
51044   IA
51048   IA
51052   IA
51054   IA
51055   IA
51056   IA
51101   IA
51103   IA
51104   IA
51105   IA
51106   IA
51108   IA
51109   IA
51111   IA
54002   WI
54003   WI
54007   WI
54011   WI
54012   WI
54013   WI
54014   WI
54015   WI
54016   WI
54017   WI
54021   WI
54022   WI
54023   WI
54025   WI
54027   WI
54028   WI
54082   WI
54723   WI
54740   WI
54750   WI
54761   WI
54767   WI
55001   MN
55003   MN
55005   MN
55006   MN
55008   MN
55010   MN
55011   MN
55012   MN

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
55013   MN
55014   MN
55016   MN
55017   MN
55020   MN
55024   MN
55025   MN
55031   MN
55032   MN
55033   MN
55038   MN
55040   MN
55042   MN
55043   MN
55044   MN
55045   MN
55047   MN
55055   MN
55056   MN
55065   MN
55068   MN
55069   MN
55070   MN
55071   MN
55073   MN
55074   MN
55075   MN
55076   MN
55077   MN
55079   MN
55080   MN
55082   MN
55084   MN
55085   MN
55090   MN
55092   MN
55101   MN
55102   MN
55103   MN
55104   MN
55105   MN
55106   MN
55107   MN
55108   MN
55109   MN
55110   MN
55112   MN
55113   MN
55114   MN
55115   MN
55116   MN
55117   MN
55118   MN
55119   MN
55120   MN
55121   MN
55122   MN
55123   MN
55124   MN
55125   MN
55126   MN
55127   MN
55128   MN
55129   MN
55150   MN
55301   MN
55302   MN
55303   MN
55304   MN
55305   MN
55306   MN
55308   MN
55309   MN
55311   MN
55313   MN
55315   MN
55316   MN
55317   MN
55318   MN
55319   MN
55320   MN
55321   MN
55322   MN
55327   MN
55328   MN
55330   MN
55331   MN
55337   MN
55339   MN
55340   MN
55341   MN
55343   MN
55344   MN
55345   MN
55346   MN
55347   MN
55349   MN
55352   MN
55356   MN
55357   MN
55358   MN
55359   MN
55360   MN
55362   MN
55363   MN
55364   MN
55367   MN
55368   MN
55369   MN
55372   MN
55373   MN
55374   MN
55375   MN
55376   MN
55378   MN
55379   MN
55382   MN
55384   MN
55386   MN
55387   MN
55388   MN
55390   MN
55391   MN
55397   MN
55398   MN
55401   MN
55402   MN
55403   MN

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
55404   MN
55405   MN
55406   MN
55407   MN
55408   MN
55409   MN
55410   MN
55411   MN
55412   MN
55413   MN
55414   MN
55415   MN
55416   MN
55417   MN
55418   MN
55419   MN
55420   MN
55421   MN
55422   MN
55423   MN
55424   MN
55425   MN
55426   MN
55427   MN
55428   MN
55429   MN
55430   MN
55431   MN
55432   MN
55433   MN
55434   MN
55435   MN
55436   MN
55437   MN
55438   MN
55439   MN
55441   MN
55442   MN
55443   MN
55444   MN
55445   MN
55446   MN
55447   MN
55448   MN
55449   MN
55450   MN
55454   MN
55455   MN
56011   MN
56071   MN
57003   SD
57005   SD
57013   SD
57018   SD
57020   SD
57022   SD
57027   SD
57030   SD
57032   SD
57033   SD
57034   SD
57035   SD
57039   SD
57041   SD
57055   SD
57064   SD
57068   SD
57077   SD
57103   SD
57104   SD
57105   SD
57106   SD
57107   SD
57108   SD
57110   SD
59801   MT
59802   MT
59803   MT
59804   MT
59808   MT
59823   MT
59825   MT
59826   MT
59834   MT
59836   MT
59846   MT
59847   MT
59851   MT
59868   MT
60113   IL
61007   IL
61008   IL
61010   IL
61011   IL
61012   IL
61015   IL
61016   IL
61020   IL
61024   IL
61030   IL
61038   IL
61047   IL
61049   IL
61052   IL
61054   IL
61061   IL
61063   IL
61064   IL
61065   IL
61068   IL
61072   IL
61073   IL
61077   IL
61080   IL
61084   IL
61088   IL
61091   IL
61101   IL
61102   IL
61103   IL
61104   IL
61107   IL
61108   IL
61109   IL
61111   IL
61112   IL
61114   IL
61115   IL

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
68731   NE
68733   NE
68741   NE
68743   NE
68776   NE
70001   LA
70002   LA
70003   LA
70005   LA
70006   LA
70030   LA
70031   LA
70032   LA
70036   LA
70037   LA
70038   LA
70039   LA
70040   LA
70041   LA
70043   LA
70047   LA
70049   LA
70050   LA
70051   LA
70052   LA
70053   LA
70056   LA
70057   LA
70058   LA
70062   LA
70065   LA
70066   LA
70067   LA
70068   LA
70070   LA
70071   LA
70072   LA
70075   LA
70076   LA
70079   LA
70080   LA
70082   LA
70083   LA
70084   LA
70085   LA
70086   LA
70087   LA
70090   LA
70091   LA
70092   LA
70094   LA
70112   LA
70113   LA
70114   LA
70115   LA
70116   LA
70117   LA
70118   LA
70119   LA
70121   LA
70122   LA
70123   LA
70124   LA
70125   LA
70126   LA
70127   LA
70128   LA
70129   LA
70130   LA
70131   LA
70163   LA
70301   LA
70344   LA
70345   LA
70346   LA
70353   LA
70354   LA
70355   LA
70356   LA
70357   LA
70358   LA
70359   LA
70360   LA
70363   LA
70364   LA
70373   LA
70374   LA
70375   LA
70377   LA
70394   LA
70395   LA
70397   LA
70420   LA
70431   LA
70433   LA
70435   LA
70437   LA
70445   LA
70447   LA
70448   LA
70449   LA
70452   LA
70458   LA
70460   LA
70461   LA
70462   LA
70463   LA
70464   LA
70471   LA
70601   LA
70605   LA
70607   LA
70611   LA
70615   LA
70630   LA
70633   LA
70646   LA
70647   LA
70661   LA
70663   LA
70665   LA
70668   LA
70669   LA
70706   LA
70710   LA
70711   LA
70714   LA
70719   LA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
70720   LA
70723   LA
70725   LA
70726   LA
70729   LA
70733   LA
70734   LA
70737   LA
70739   LA
70743   LA
70744   LA
70754   LA
70763   LA
70767   LA
70769   LA
70770   LA
70774   LA
70778   LA
70785   LA
70791   LA
70801   LA
70802   LA
70805   LA
70806   LA
70807   LA
70808   LA
70809   LA
70810   LA
70811   LA
70812   LA
70814   LA
70815   LA
70816   LA
70817   LA
70818   LA
70819   LA
70820   LA
70836   LA
71004   LA
71007   LA
71009   LA
71018   LA
71021   LA
71023   LA
71024   LA
71029   LA
71033   LA
71039   LA
71043   LA
71044   LA
71047   LA
71055   LA
71060   LA
71061   LA
71069   LA
71071   LA
71072   LA
71073   LA
71075   LA
71082   LA
71101   LA
71103   LA
71104   LA
71105   LA
71106   LA
71107   LA
71108   LA
71109   LA
71115   LA
71118   LA
71119   LA
71129   LA
71201   LA
71202   LA
71203   LA
71225   LA
71238   LA
71280   LA
71291   LA
71292   LA
71301   LA
71302   LA
71303   LA
71325   LA
71328   LA
71330   LA
71346   LA
71360   LA
71409   LA
71424   LA
71427   LA
71430   LA
71433   LA
71438   LA
71447   LA
71455   LA
71466   LA
71472   LA
71485   LA
71601   AR
71602   AR
71603   AR
71659   AR
72004   AR
72073   AR
72079   AR
72132   AR
72133   AR
72152   AR
72168   AR
72175   AR
72301   AR
72327   AR
72331   AR
72332   AR
72339   AR
72364   AR
72376   AR
72384   AR
77374   TX
77376   TX
77519   TX
77585   TX
77611   TX
77613   TX
77619   TX
77622   TX
77625   TX

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
77627   TX
77629   TX
77630   TX
77632   TX
77640   TX
77642   TX
77651   TX
77655   TX
77656   TX
77657   TX
77659   TX
77662   TX
77663   TX
77701   TX
77702   TX
77703   TX
77705   TX
77706   TX
77707   TX
77708   TX
77713   TX
78501   TX
78503   TX
78504   TX
78516   TX
78537   TX
78538   TX
78539   TX
78543   TX
78549   TX
78557   TX
78558   TX
78560   TX
78562   TX
78563   TX
78565   TX
78570   TX
78572   TX
78576   TX
78577   TX
78579   TX
78589   TX
78595   TX
78596   TX
80020   CO
80025   CO
80026   CO
80027   CO
80301   CO
80302   CO
80303   CO
80304   CO
80455   CO
80466   CO
80481   CO
80501   CO
80503   CO
80510   CO
80516   CO
80540   CO
84003   UT
84004   UT
84013   UT
84042   UT
84043   UT
84057   UT
84058   UT
84062   UT
84097   UT
84601   UT
84604   UT
84606   UT
84626   UT
84633   UT
84651   UT
84653   UT
84655   UT
84660   UT
84663   UT
84664   UT
85333   AZ
85336   AZ
85347   AZ
85349   AZ
85350   AZ
85356   AZ
85360   AZ
85364   AZ
85365   AZ
85367   AZ
86021   AZ
86401   AZ
86403   AZ
86404   AZ
86406   AZ
86413   AZ
86426   AZ
86429   AZ
86430   AZ
86431   AZ
86432   AZ
86433   AZ
86434   AZ
86436   AZ
86437   AZ
86438   AZ
86440   AZ
86441   AZ
86442   AZ
86444   AZ
87010   NM
87015   NM
87056   NM
87501   NM
87505   NM
87535   NM
87540   NM
87544   NM
87567   NM
89003   NV
89004   NV
89005   NV
89007   NV
89011   NV
89012   NV
89014   NV
89015   NV
89018   NV

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
89019   NV
89020   NV
89021   NV
89022   NV
89024   NV
89025   NV
89027   NV
89028   NV
89029   NV
89030   NV
89031   NV
89032   NV
89039   NV
89040   NV
89046   NV
89048   NV
89049   NV
89052   NV
89101   NV
89102   NV
89103   NV
89104   NV
89106   NV
89107   NV
89108   NV
89109   NV
89110   NV
89113   NV
89115   NV
89117   NV
89118   NV
89119   NV
89120   NV
89121   NV
89122   NV
89123   NV
89124   NV
89128   NV
89129   NV
89130   NV
89131   NV
89134   NV
89135   NV
89139   NV
89141   NV
89142   NV
89143   NV
89144   NV
89145   NV
89146   NV
89147   NV
89148   NV
89149   NV
89156   NV
89191   NV
89405   NV
89409   NV
89424   NV
89431   NV
89433   NV
89434   NV
89436   NV
89439   NV
89442   NV
89451   NV
89501   NV
89502   NV
89503   NV
89506   NV
89509   NV
89510   NV
89511   NV
89512   NV
89523   NV
89704   NV
90001   CA
90002   CA
90003   CA
90004   CA
90005   CA
90006   CA
90007   CA
90008   CA
90010   CA
90011   CA
90012   CA
90013   CA
90014   CA
90015   CA
90016   CA
90017   CA
90018   CA
90019   CA
90020   CA
90021   CA
90022   CA
90023   CA
90024   CA
90025   CA
90026   CA
90027   CA
90028   CA
90029   CA
90031   CA
90032   CA
90033   CA
90034   CA
90035   CA
90036   CA
90037   CA
90038   CA
90039   CA
90040   CA
90041   CA
90042   CA
90043   CA
90044   CA
90045   CA
90046   CA
90047   CA
90048   CA
90049   CA
90056   CA
90057   CA
90058   CA
90059   CA
90061   CA
90062   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
90063   CA
90064   CA
90065   CA
90066   CA
90067   CA
90068   CA
90069   CA
90071   CA
90077   CA
90201   CA
90210   CA
90211   CA
90212   CA
90220   CA
90221   CA
90222   CA
90230   CA
90232   CA
90240   CA
90241   CA
90242   CA
90245   CA
90247   CA
90248   CA
90249   CA
90250   CA
90254   CA
90255   CA
90260   CA
90261   CA
90262   CA
90263   CA
90265   CA
90266   CA
90270   CA
90272   CA
90274   CA
90275   CA
90277   CA
90278   CA
90280   CA
90290   CA
90291   CA
90292   CA
90293   CA
90301   CA
90302   CA
90303   CA
90304   CA
90305   CA
90401   CA
90402   CA
90403   CA
90404   CA
90405   CA
90501   CA
90502   CA
90503   CA
90504   CA
90505   CA
90601   CA
90602   CA
90603   CA
90604   CA
90605   CA
90606   CA
90620   CA
90621   CA
90623   CA
90630   CA
90631   CA
90638   CA
90640   CA
90650   CA
90660   CA
90670   CA
90680   CA
90701   CA
90703   CA
90704   CA
90706   CA
90710   CA
90712   CA
90713   CA
90715   CA
90716   CA
90717   CA
90720   CA
90723   CA
90731   CA
90732   CA
90740   CA
90742   CA
90743   CA
90744   CA
90745   CA
90746   CA
90802   CA
90803   CA
90804   CA
90805   CA
90806   CA
90807   CA
90808   CA
90810   CA
90813   CA
90814   CA
90815   CA
90822   CA
91001   CA
91006   CA
91007   CA
91010   CA
91011   CA
91016   CA
91020   CA
91024   CA
91030   CA
91040   CA
91042   CA
91101   CA
91103   CA
91104   CA
91105   CA
91106   CA
91107   CA
91108   CA
91201   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
91202   CA
91203   CA
91204   CA
91205   CA
91206   CA
91207   CA
91208   CA
91214   CA
91301   CA
91302   CA
91303   CA
91304   CA
91306   CA
91307   CA
91311   CA
91316   CA
91321   CA
91324   CA
91325   CA
91326   CA
91331   CA
91335   CA
91340   CA
91342   CA
91343   CA
91344   CA
91345   CA
91350   CA
91351   CA
91352   CA
91354   CA
91355   CA
91356   CA
91364   CA
91367   CA
91381   CA
91384   CA
91401   CA
91402   CA
91403   CA
91405   CA
91406   CA
91411   CA
91423   CA
91436   CA
91501   CA
91502   CA
91504   CA
91505   CA
91506   CA
91601   CA
91602   CA
91604   CA
91605   CA
91606   CA
91607   CA
91608   CA
91701   CA
91702   CA
91706   CA
91709   CA
91710   CA
91711   CA
91722   CA
91723   CA
91724   CA
91730   CA
91731   CA
91732   CA
91733   CA
91737   CA
91739   CA
91740   CA
91741   CA
91743   CA
91744   CA
91745   CA
91746   CA
91748   CA
91750   CA
91752   CA
91754   CA
91755   CA
91759   CA
91761   CA
91762   CA
91763   CA
91764   CA
91765   CA
91766   CA
91767   CA
91768   CA
91770   CA
91773   CA
91775   CA
91776   CA
91780   CA
91784   CA
91786   CA
91789   CA
91790   CA
91791   CA
91792   CA
91801   CA
91803   CA
92201   CA
92203   CA
92210   CA
92211   CA
92220   CA
92223   CA
92225   CA
92230   CA
92234   CA
92236   CA
92239   CA
92240   CA
92241   CA
92242   CA
92252   CA
92253   CA
92254   CA
92256   CA
92258   CA
92260   CA
92262   CA
92264   CA
92267   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
92268   CA
92270   CA
92274   CA
92276   CA
92277   CA
92278   CA
92280   CA
92282   CA
92284   CA
92285   CA
92301   CA
92304   CA
92305   CA
92307   CA
92308   CA
92309   CA
92310   CA
92311   CA
92313   CA
92314   CA
92315   CA
92316   CA
92317   CA
92318   CA
92320   CA
92321   CA
92323   CA
92324   CA
92325   CA
92327   CA
92332   CA
92333   CA
92335   CA
92336   CA
92337   CA
92338   CA
92339   CA
92341   CA
92342   CA
92345   CA
92346   CA
92347   CA
92352   CA
92354   CA
92356   CA
92358   CA
92359   CA
92363   CA
92364   CA
92365   CA
92368   CA
92371   CA
92372   CA
92373   CA
92374   CA
92376   CA
92377   CA
92382   CA
92386   CA
92392   CA
92394   CA
92397   CA
92398   CA
92399   CA
92401   CA
92404   CA
92405   CA
92407   CA
92408   CA
92410   CA
92411   CA
92501   CA
92503   CA
92504   CA
92505   CA
92506   CA
92507   CA
92508   CA
92509   CA
92518   CA
92530   CA
92532   CA
92536   CA
92539   CA
92543   CA
92544   CA
92545   CA
92548   CA
92549   CA
92551   CA
92553   CA
92555   CA
92557   CA
92561   CA
92562   CA
92563   CA
92567   CA
92570   CA
92571   CA
92582   CA
92583   CA
92584   CA
92585   CA
92586   CA
92587   CA
92590   CA
92591   CA
92592   CA
92595   CA
92596   CA
92602   CA
92604   CA
92606   CA
92610   CA
92612   CA
92614   CA
92618   CA
92620   CA
92624   CA
92625   CA
92626   CA
92627   CA
92629   CA
92630   CA
92646   CA
92647   CA
92648   CA
92649   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
92651   CA
92653   CA
92655   CA
92656   CA
92657   CA
92660   CA
92661   CA
92662   CA
92663   CA
92672   CA
92673   CA
92675   CA
92676   CA
92677   CA
92679   CA
92683   CA
92688   CA
92691   CA
92692   CA
92694   CA
92701   CA
92703   CA
92704   CA
92705   CA
92706   CA
92707   CA
92708   CA
92780   CA
92782   CA
92801   CA
92802   CA
92804   CA
92805   CA
92806   CA
92807   CA
92808   CA
92821   CA
92823   CA
92831   CA
92832   CA
92833   CA
92835   CA
92840   CA
92841   CA
92843   CA
92844   CA
92845   CA
92860   CA
92861   CA
92865   CA
92866   CA
92867   CA
92868   CA
92869   CA
92870   CA
92879   CA
92880   CA
92881   CA
92882   CA
92883   CA
92886   CA
92887   CA
93201   CA
93203   CA
93205   CA
93206   CA
93207   CA
93208   CA
93210   CA
93215   CA
93216   CA
93218   CA
93219   CA
93221   CA
93222   CA
93223   CA
93224   CA
93225   CA
93226   CA
93234   CA
93235   CA
93238   CA
93240   CA
93241   CA
93242   CA
93243   CA
93244   CA
93247   CA
93249   CA
93250   CA
93251   CA
93252   CA
93255   CA
93256   CA
93257   CA
93260   CA
93261   CA
93262   CA
93263   CA
93265   CA
93267   CA
93268   CA
93270   CA
93271   CA
93272   CA
93274   CA
93276   CA
93277   CA
93280   CA
93282   CA
93283   CA
93285   CA
93286   CA
93287   CA
93291   CA
93292   CA
93301   CA
93304   CA
93305   CA
93306   CA
93307   CA
93308   CA
93309   CA
93311   CA
93312   CA
93313   CA
93501   CA
93505   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
93510   CA
93516   CA
93518   CA
93523   CA
93527   CA
93528   CA
93531   CA
93532   CA
93534   CA
93535   CA
93536   CA
93543   CA
93544   CA
93550   CA
93551   CA
93552   CA
93553   CA
93554   CA
93555   CA
93560   CA
93561   CA
93562   CA
93563   CA
93591   CA
93601   CA
93602   CA
93603   CA
93604   CA
93605   CA
93606   CA
93608   CA
93609   CA
93610   CA
93611   CA
93612   CA
93614   CA
93615   CA
93616   CA
93618   CA
93620   CA
93621   CA
93622   CA
93624   CA
93625   CA
93626   CA
93627   CA
93628   CA
93630   CA
93631   CA
93634   CA
93635   CA
93637   CA
93638   CA
93640   CA
93641   CA
93643   CA
93644   CA
93645   CA
93646   CA
93647   CA
93648   CA
93650   CA
93651   CA
93652   CA
93653   CA
93654   CA
93656   CA
93657   CA
93660   CA
93662   CA
93664   CA
93665   CA
93666   CA
93667   CA
93668   CA
93669   CA
93673   CA
93675   CA
93701   CA
93702   CA
93703   CA
93704   CA
93705   CA
93706   CA
93710   CA
93711   CA
93720   CA
93721   CA
93722   CA
93725   CA
93726   CA
93727   CA
93728   CA
94002   CA
94005   CA
94010   CA
94014   CA
94015   CA
94019   CA
94020   CA
94021   CA
94025   CA
94027   CA
94028   CA
94030   CA
94037   CA
94038   CA
94044   CA
94060   CA
94061   CA
94062   CA
94063   CA
94065   CA
94066   CA
94070   CA
94074   CA
94080   CA
94102   CA
94103   CA
94104   CA
94105   CA
94107   CA
94108   CA
94109   CA
94110   CA
94111   CA
94112   CA
94114   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
94115   CA
94116   CA
94117   CA
94118   CA
94121   CA
94122   CA
94123   CA
94124   CA
94127   CA
94128   CA
94129   CA
94130   CA
94131   CA
94132   CA
94133   CA
94134   CA
94401   CA
94402   CA
94403   CA
94404   CA
94508   CA
94510   CA
94512   CA
94515   CA
94533   CA
94535   CA
94558   CA
94559   CA
94567   CA
94571   CA
94574   CA
94576   CA
94585   CA
94589   CA
94590   CA
94591   CA
94592   CA
94599   CA
94901   CA
94903   CA
94904   CA
94920   CA
94924   CA
94925   CA
94929   CA
94930   CA
94933   CA
94937   CA
94938   CA
94939   CA
94940   CA
94941   CA
94945   CA
94946   CA
94947   CA
94949   CA
94950   CA
94956   CA
94960   CA
94963   CA
94964   CA
94965   CA
94970   CA
94971   CA
94973   CA
95202   CA
95203   CA
95204   CA
95205   CA
95206   CA
95207   CA
95209   CA
95210   CA
95212   CA
95215   CA
95219   CA
95220   CA
95227   CA
95230   CA
95231   CA
95236   CA
95237   CA
95240   CA
95242   CA
95258   CA
95301   CA
95303   CA
95307   CA
95312   CA
95313   CA
95315   CA
95316   CA
95317   CA
95320   CA
95322   CA
95323   CA
95324   CA
95326   CA
95328   CA
95329   CA
95330   CA
95333   CA
95334   CA
95336   CA
95337   CA
95340   CA
95348   CA
95350   CA
95351   CA
95354   CA
95355   CA
95356   CA
95357   CA
95358   CA
95360   CA
95361   CA
95363   CA
95365   CA
95366   CA
95367   CA
95368   CA
95369   CA
95374   CA
95376   CA
95380   CA
95382   CA
95385   CA
95386   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
95387   CA
95388   CA
95602   CA
95603   CA
95608   CA
95610   CA
95613   CA
95614   CA
95615   CA
95619   CA
95620   CA
95621   CA
95623   CA
95624   CA
95625   CA
95626   CA
95628   CA
95630   CA
95631   CA
95632   CA
95633   CA
95634   CA
95635   CA
95636   CA
95638   CA
95639   CA
95641   CA
95648   CA
95650   CA
95651   CA
95655   CA
95658   CA
95659   CA
95660   CA
95661   CA
95662   CA
95663   CA
95664   CA
95667   CA
95668   CA
95670   CA
95672   CA
95673   CA
95674   CA
95676   CA
95677   CA
95678   CA
95681   CA
95682   CA
95683   CA
95684   CA
95686   CA
95687   CA
95688   CA
95690   CA
95692   CA
95693   CA
95701   CA
95703   CA
95709   CA
95713   CA
95714   CA
95715   CA
95717   CA
95720   CA
95721   CA
95722   CA
95726   CA
95735   CA
95736   CA
95742   CA
95746   CA
95747   CA
95758   CA
95762   CA
95765   CA
95814   CA
95815   CA
95816   CA
95817   CA
95818   CA
95819   CA
95820   CA
95821   CA
95822   CA
95823   CA
95824   CA
95825   CA
95826   CA
95827   CA
95828   CA
95829   CA
95830   CA
95831   CA
95832   CA
95833   CA
95834   CA
95835   CA
95836   CA
95837   CA
95838   CA
95841   CA
95842   CA
95843   CA
95864   CA
95901   CA
95903   CA
95914   CA
95916   CA
95917   CA
95918   CA
95919   CA
95922   CA
95925   CA
95926   CA
95928   CA
95930   CA
95935   CA
95938   CA
95941   CA
95942   CA
95948   CA
95953   CA
95954   CA
95957   CA
95961   CA
95962   CA
95965   CA

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
95966   CA
95968   CA
95969   CA
95972   CA
95973   CA
95974   CA
95977   CA
95978   CA
95981   CA
95982   CA
95991   CA
95993   CA
96001   CA
96002   CA
96003   CA
96007   CA
96008   CA
96011   CA
96013   CA
96016   CA
96017   CA
96019   CA
96022   CA
96028   CA
96033   CA
96040   CA
96047   CA
96051   CA
96056   CA
96062   CA
96065   CA
96069   CA
96071   CA
96073   CA
96076   CA
96084   CA
96087   CA
96088   CA
96095   CA
96096   CA
96140   CA
96141   CA
96142   CA
96143   CA
96145   CA
96146   CA
96148   CA
96150   CA
97004   OR
97005   OR
97006   OR
97007   OR
97008   OR
97009   OR
97011   OR
97013   OR
97015   OR
97016   OR
97017   OR
97018   OR
97019   OR
97022   OR
97023   OR
97024   OR
97027   OR
97028   OR
97030   OR
97034   OR
97035   OR
97038   OR
97042   OR
97045   OR
97048   OR
97049   OR
97051   OR
97053   OR
97054   OR
97055   OR
97056   OR
97060   OR
97062   OR
97064   OR
97067   OR
97068   OR
97070   OR
97080   OR
97101   OR
97106   OR
97109   OR
97111   OR
97113   OR
97114   OR
97115   OR
97116   OR
97117   OR
97119   OR
97123   OR
97124   OR
97125   OR
97127   OR
97128   OR
97132   OR
97133   OR
97140   OR
97144   OR
97148   OR
97201   OR
97202   OR
97203   OR
97204   OR
97205   OR
97206   OR
97209   OR
97210   OR
97211   OR
97212   OR
97213   OR
97214   OR
97215   OR
97216   OR
97217   OR
97218   OR
97219   OR
97220   OR
97221   OR
97222   OR
97223   OR
97224   OR

 Zip    State   % of Deal    Zip    Count   State       Balance        % of Deal
-----   -----   ---------   -----   -----   -----   ---------------   -----------
97225   OR
97227   OR
97229   OR
97230   OR
97231   OR
97232   OR
97233   OR
97236   OR
97266   OR
97267   OR
97378   OR
97396   OR
97401   OR
97402   OR
97403   OR
97404   OR
97405   OR
97408   OR
97412   OR
97413   OR
97419   OR
97424   OR
97426   OR
97427   OR
97430   OR
97431   OR
97434   OR
97437   OR
97438   OR
97439   OR
97448   OR
97451   OR
97452   OR
97453   OR
97454   OR
97455   OR
97461   OR
97463   OR
97477   OR
97478   OR
97480   OR
97487   OR
97488   OR
97489   OR
97490   OR
97492   OR
97493   OR
97501   OR
97502   OR
97503   OR
97504   OR
97520   OR
97522   OR
97524   OR
97525   OR
97530   OR
97535   OR
97536   OR
97537   OR
97539   OR
97540   OR
97541   OR
98110   WA
98220   WA
98225   WA
98226   WA
98230   WA
98240   WA
98244   WA
98247   WA
98248   WA
98262   WA
98264   WA
98281   WA
98295   WA
98310   WA
98311   WA
98312   WA
98315   WA
98337   WA
98340   WA
98342   WA
98345   WA
98346   WA
98353   WA
98359   WA
98364   WA
98366   WA
98367   WA
98370   WA
98380   WA
98383   WA
98392   WA
98601   WA
98604   WA
98606   WA
98607   WA
98629   WA
98642   WA
98660   WA
98661   WA
98662   WA
98663   WA
98664   WA
98665   WA
98671   WA
98675   WA
98682   WA
98683   WA
98684   WA
98685   WA
98686   WA

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

9. RANGE OF MORTGAGE RATES

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
RANGE OF MORTGAGE RATES     LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-----------------------   -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
5.501% to 6.000%                 1 $    283,714     0.28%     6.00%      663    $283,714    80.00%    29.62%          0.00%    0.00%
6.001% to 6.500%                19    5,306,052     5.27     6.341       705     279,266    77.48     41.22          68.08    21.03
6.501% to 7.000%                60   14,837,693    14.75     6.825       691     247,295    78.81     44.49          51.43    49.13
7.001% to 7.500%                92   20,195,899    20.07     7.326       693     219,521    79.39     43.15          45.37    48.67
7.501% to 8.000%               120   25,920,496    25.76      7.82       680     216,004    78.98     42.33          14.94    54.94
8.001% to 8.500%                97   19,712,964    19.59     8.288       685     203,226    79.85     43.22           8.34    48.25
8.501% to 9.000%                51   10,501,946    10.44     8.747       665     205,921    79.85     42.99           9.03    57.87
9.001% to 9.500%                16    3,093,645     3.07     9.196       667     193,353    81.17     43.55           9.31    47.32
9.501% to 10.000%                5      706,808      0.7     9.705       648     141,362       80     44.49              0        0
10.001% to 10.500%               1       63,573     0.06      10.3       682      63,573    72.27     46.05              0        0
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.300% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.737% per annum.

10. RANGE OF REMAINING MONTHS TO STATED MATURITY

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
RANGE OF REMAINING MONTHS MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
TO STATED MATURITY          LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
------------------------- -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
229 to 240                       1     $318,457     0.32%     8.50%      667    $318,457    80.00%    42.88%          0.00%    0.00%
349 to 360                     461  100,304,332    99.68     7.734       685     217,580    79.29     43.02          27.08    49.38
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 235 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 357 months.

11. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
RANGE OF ORIGINAL            OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
BALANCES                    LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-----------------------   -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
$50,001 to $100,000             55   $4,423,704     4.40%     8.06%      677    $ 80,431    78.75%    40.60%         39.08%   19.28%
$100,001 to $150,000           104   13,104,461    13.02     7.874       676     126,004    79.02     42.54          34.52    33.68
$150,001 to $200,000           106   18,361,481    18.25     7.775       678     173,222    79.47     43.87          32.46    36.77
$200,001 to $250,000            55   12,398,266    12.32     7.841       683     225,423    79.86     43.06          23.71    48.87
$250,001 to $300,000            55   15,116,538    15.02     7.714       685     274,846    80.26      43.3          23.61    59.83
$300,001 to $350,000            28    9,066,865     9.01      7.66       683     323,817    79.46     42.83          21.13    67.89
$350,001 to $400,000            17    6,451,304     6.41     7.527       683     379,488     79.6      42.2          23.34    59.33
$400,001 to $450,000            15    6,372,113     6.33     7.546       682     424,808    74.95     43.93          26.97    66.29
$450,001 to $500,000            10    4,659,930     4.63     7.715       711     465,993    79.26      43.4            9.7    40.68
$500,001 to $550,000             6    3,146,545     3.13     7.524       681     524,424    79.57     46.29          33.81    83.01
$550,001 to $600,000             5    2,881,060     2.86     7.828       708     576,212    81.23     40.33          40.14    19.33
$600,001 to $650,000             1      625,000     0.62      6.15       740     625,000     75.3     40.05            100        0
$700,001 to $750,000             3    2,155,523     2.14      7.44       700     718,508    79.39     40.69              0      100
$850,001 to $900,000             1      880,000     0.87     7.875       676     880,000       80     38.17              0        0
$950,001 to $1,000,000           1      980,000     0.97     8.125       749     980,000       80      47.3              0      100
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $50,250 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately $217,798.

12. PRODUCT TYPES

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-------------             -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
30/40 Balloon Loans              3 $    600,702     0.60%     7.07%      696    $200,234    72.42%    43.42%         18.31%    0.00%
30/50 Balloon Loans              2      653,749     0.65     6.423       679     326,875    77.91     36.98            100        0
20 to 24 Year Fixed Loans        1      318,457     0.32       8.5       667     318,457       80     42.88              0        0
30 Year Fixed Loans             44    7,655,526     7.61     7.618       683     173,989    79.19     43.94          47.63    18.98
2/28 LIBOR Loans
   (Six-Month LIBOR
   Index)                      194   42,415,343    42.15     7.752       685     218,636    79.47     43.73          23.96    59.64
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                       61   13,822,003    13.74     7.736       684     226,590    79.37      44.2             25        0
2/1 LIBOR Loans (One-Year
   LIBOR Index)                  4      520,457     0.52     8.079       675     130,114       80     36.03          46.13        0
3/27 LIBOR Loans
   (Six-Month LIBOR
   Index)                       54   12,265,312    12.19     7.449       683     227,135    79.67     43.08          48.37    52.68
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                       14    3,508,327     3.49      7.43       681     250,595    81.54     40.84          46.21        0
3/1 LIBOR Loans (One-Year
   LIBOR Index)                  1       59,965     0.06       8.7       641      59,965       80     41.95            100        0
5/25 LIBOR Loans
   (Six-Month LIBOR
   Index)                       81   17,956,833    17.85     8.077       689     221,689    78.38        41           6.08     88.6
5/1 LIBOR Loans (One-Year
   LIBOR Index)                  3      846,117     0.84     7.173       662     282,039       80     39.55          21.85    48.23
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

13. AMORTIZATION TYPE

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-----------------         -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
Fully Amortizing               184 $ 32,510,579    32.31%     7.75%      682    $176,688    79.25%    42.83%         32.39%    0.00%
Balloon                         80   18,584,780    18.47     7.611       683     232,310     79.5     43.28          31.43        0
24 Month Interest-Only           1      151,200     0.15      9.13       648     151,200       80     45.57              0      100
60 Month Interest-Only         193   48,247,430    47.95     7.778       686     249,987    79.24     43.05          21.17      100
120 Month Interest-Only          4    1,128,800     1.12     7.462       707     282,200    79.18     42.18          50.67      100
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

14. STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
STATE DISTRIBUTIONS OF    MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
MORTGAGED PROPERTIES        LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION     IO
----------------------    -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
Alabama                          9   $1,408,710     1.40%     7.66%      682    $156,523    78.69%    37.60%         31.97%   26.58%
Arizona                         35    7,412,624     7.37     7.903       685     211,789    79.85      44.5          28.45    79.79
Arkansas                         2      286,118     0.28     9.159       650     143,059       80     42.71              0        0
California                      40   14,709,922    14.62     7.436       698     367,748    79.08     43.69           24.7    57.74
Colorado                        15    2,512,243      2.5     7.436       669     167,483    79.11     46.02          58.04     84.4
Connecticut                      8    1,314,142     1.31     7.411       672     164,268    79.34     44.87           54.1    33.79
Delaware                         1      172,800     0.17      7.24       659     172,800       80     40.41            100      100
District of Columbia             1      446,250     0.44      8.75       642     446,250       75     44.96              0      100
Florida                         66   14,093,159    14.01      7.86       688     213,533    79.55     42.25          19.77    48.62
Georgia                         32    4,998,744     4.97     7.999       677     156,211    78.29      42.3          21.92    65.67
Idaho                            5    1,006,192        1     7.857       689     201,238       80     44.18              0    89.84
Illinois                        21    4,681,320     4.65     8.217       686     222,920       81     40.92           15.5    27.26
Indiana                          5      774,913     0.77     7.319       698     154,983       80     42.92          80.28        0
Kentucky                         5      518,202     0.51     7.905       659     103,640       80     45.53          30.38        0
Louisiana                        4      428,156     0.43     7.843       681     107,039       80     45.07             14        0
Maine                            1      128,695     0.13      6.99       704     128,695       80     21.24              0        0
Maryland                        30    8,867,126     8.81     7.536       682     295,571       78     43.86           39.3    70.87
Massachusetts                    6    1,607,933      1.6     7.656       710     267,989    79.39     42.48           16.6        0
Michigan                         6      740,246     0.74     8.009       713     123,374    81.01     41.65          40.57    30.15
Minnesota                       15    2,309,933      2.3     7.982       683     153,996    80.28     43.14          21.36    45.99
Missouri                         8    1,084,128     1.08     8.356       672     135,516    78.39     41.56          24.11     36.7
Montana                          1      438,033     0.44     6.625       668     438,033       80     38.27              0        0
Nevada                           7    2,266,399     2.25     8.171       678     323,771       80     35.41              0     83.2
New Hampshire                    1      263,764     0.26      6.55       682     263,764       80     39.36              0        0
New Mexico                       1      152,000     0.15       7.7       718     152,000       80     45.13            100        0
New York                        14    4,895,553     4.87     7.511       699     349,682    80.36     45.37          12.91    53.92
North Carolina                   8    1,754,369     1.74     7.791       667     219,296     78.3     43.77          34.01    31.97
Ohio                             4      465,339     0.46     7.374       715     116,335       80     45.32           83.5     23.9
Oklahoma                         2      463,592     0.46     7.855       688     231,796       80     49.02              0        0
Oregon                           4    1,188,344     1.18     7.644       646     297,086       80     45.66           67.3        0
Pennsylvania                    11    2,452,145     2.44     7.829       684     222,922    79.81     42.43          11.45     7.24
Rhode Island                     1      215,200     0.21      6.85       772     215,200       80     52.13            100        0
South Carolina                   6    1,017,492     1.01     7.805       686     169,582       80     43.48          46.27    69.02
Tennessee                       17    2,817,536      2.8     7.261       666     165,737    79.45     40.11          81.36    17.18
Texas                           15    1,904,265     1.89     7.904       678     126,951    79.41     38.52          41.79    31.59
Utah                             9    1,377,040     1.37     7.693       694     153,004    78.01     43.71          16.49    50.38
Virginia                        24    5,398,505     5.37     7.748       666     224,938    77.97     44.62          18.43    43.38
Washington                      11    2,368,329     2.35     7.993       677     215,303    79.13      42.2              0    34.65
West Virginia                    1      171,200     0.17      7.85       640     171,200       80     40.22              0        0
Wisconsin                       10    1,512,128      1.5     7.994       686     151,213       80     46.16          34.64    17.27
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

(1) No more than approximately 0.97% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

15. RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION     IO
--------------------      -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
50.00% or less                   1     $110,000     0.11%     7.15%      622    $110,000    38.60%    39.00%        100.00%    0.00%
55.01% to 60.00%                 2      866,242     0.86     6.694       652     433,121    57.38      46.8          51.86        0
60.01% to 65.00%                 2      207,727     0.21     8.012       637     103,864     64.3     45.04              0    35.45
65.01% to 70.00%                 8    1,685,398     1.67     7.803       691     210,675       70     39.39              0    83.22
70.01% to 75.00%                30    5,058,720     5.03     7.912       672     168,624    74.73     40.97          17.05    45.69
75.01% to 80.00%               411   90,879,780    90.32     7.718       685     221,119    79.81     43.09          28.11    50.33
80.01% to 85.00%                 3      391,738     0.39      8.34       679     130,579    84.86     42.99          27.53        0
85.01% to 90.00%                 4    1,158,184     1.15     8.502       707     289,546    89.94     48.47           7.08        0
90.01% to 95.00%                 1      265,000     0.26       9.5       688     265,000    93.64     44.97              0        0
                               --- ------------   ------     -----       ---    --------    -----     -----         ------    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====         ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 38.60% to 93.64%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

16. RANGE OF COMBINED LOAN-TO-VALUE RATIOS

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
--------------------      -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
50.00% or less                   1     $110,000     0.11%     7.15%      622    $110,000    38.60%    39.00%        100.00%    0.00%
65.01% to 70.00%                 1      449,242     0.45     6.875       626     449,242     55.9     54.04            100        0
75.01% to 80.00%                 3    1,077,082     1.07     6.622       695     359,027    74.55     41.69          58.03    29.52
80.01% to 85.00%                 1      102,000      0.1     7.875       718     102,000       75     29.82              0      100
85.01% to 90.00%                20    5,077,559     5.05     8.097       670     253,878    77.62     41.58          19.53    84.92
90.01% to 95.00%                38    7,439,620     7.39     7.762       687     195,779    77.68     41.14          33.15    62.37
95.01% to 100.00%              398   86,367,286    85.83     7.732       685     217,003    79.77     43.24          26.07    46.49
                               --- ------------   ------     -----       ---    --------    -----     -----         ------    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====         ======    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 39.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 98.55%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately ****** of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.55%.

17. RANGE OF DEBT-TO-INCOME RATIOS

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
RANGE OF DEBT-TO-INCOME   MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
RATIOS                      LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-----------------------   -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
20.00% or less                   2     $174,000     0.17%     7.80%      682    $ 87,000    80.00%    18.39%          0.00%    0.00%
20.01% to 25.00%                 8    1,301,643     1.29     7.602       716     162,705    79.95     22.31          43.25    33.37
25.01% to 30.00%                12    2,346,652     2.33     7.911       679     195,554    79.37     28.61          21.16    20.54
30.01% to 35.00%                33    7,203,354     7.16     7.568       688     218,283    78.77     32.55          34.62    61.89
35.01% to 40.00%                65   13,674,765    13.59     7.625       688     210,381     77.8        38          23.72    45.26
40.01% to 45.00%               153   33,405,139     33.2      7.85       681     218,334    79.62     42.82          20.23    56.07
45.01% to 50.00%               161   36,808,905    36.58     7.736       686     228,627    79.72     47.57          26.32    46.05
50.01% to 55.00%                28    5,708,332     5.67     7.511       677     203,869    78.62     51.13          68.59    39.97
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 18.39% to 54.53% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.02%.

19. LOAN PURPOSE

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
------------              -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
Purchase                       329  $69,176,539    68.75%     7.78%      689    $210,263    79.66%    43.17%         24.22%   50.62%
Refinance - Cashout            115   27,331,542    27.16     7.647       672     237,666    78.34     42.74          32.11    49.05
Refinance - Rate/Term           18    4,114,708     4.09     7.572       696     228,595    79.52     42.36          39.61    26.81
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

20. PROPERTY TYPE

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-------------             -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
Single Family                  325 $ 66,963,992    66.55%     7.74%      683    $206,043    79.37%    43.23%         27.10%   45.80%
Planned Unit Development        84   22,820,791    22.68     7.684       684     271,676    78.58     42.26          27.96    61.32
Condominium                     24    4,586,772     4.56     7.914       682     191,116    79.98     41.89          25.36    65.67
Two- to Four-Family             19    4,509,587     4.48     7.723       710     237,347     80.8     44.35          22.52    35.82
Townhouse                        7    1,445,910     1.44     7.982       676     206,559       80        45           18.4     16.6
Rowhouse                         3      295,737     0.29     7.534       697      98,579       80     40.51          64.04        0
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

21. DOCUMENTATION

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
DOCUMENTATION               LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-------------             -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
Stated Documentation           317 $ 71,026,876    70.59%     7.92%      689    $224,060    79.39%    42.99%          0.00%   54.54%
Full Documentation             138   27,158,402    26.99     7.228       674     196,800    79.08     43.47            100    39.72
Lite Documentation               6    2,360,712     2.35     7.947       664     393,452    78.95     38.63              0        0
No Documentation                 1       76,800     0.08     8.125       742      76,800       80         0              0        0
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

22. OCCUPANCY

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
OCCUPANCY                   LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
---------                 -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
Primary                        411 $ 90,392,336    89.83%     7.68%      684    $219,933    79.34%    43.38%         28.98%   45.30%
Investment                      35    5,423,631     5.39     8.485       681     154,961    77.91     39.19           6.08    79.17
Second Home                     16    4,806,822     4.78     8.032       692     300,426       80      40.5          13.11    89.18
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

23. MORTGAGE LOANS AGE SUMMARY

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
SUMMARY                     LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
------------------        -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
0                                4 $  1,012,300     1.01%     8.10%      683    $253,075    78.65%    41.36%          0.00%   67.91%
1                              141   31,348,929    31.15     7.808       690     222,333    78.66     42.22          23.93    50.92
2                              132   26,787,047    26.62     7.761       691     202,932    79.54     42.86             20     48.1
3                              118   27,061,635    26.89     7.629       680     229,336    79.53      44.2          36.04     42.6
4                               50   11,197,699    11.13     7.686       667     223,954    80.05     43.23          35.79    65.47
5                                9    1,817,059     1.81     8.118       670     201,895    79.98     43.11          29.61     54.1
6                                1      134,082     0.13      7.95       638     134,082    63.92      48.6              0        0
7                                4      698,522     0.69     7.044       668     174,630    80.46     39.94              0        0
8                                1      247,128     0.25       7.2       735     247,128    74.13     33.72              0        0
9                                1      151,200     0.15      9.13       648     151,200       80     45.57              0      100
10                               1      167,189     0.17      7.25       742     167,189       80     40.94              0        0
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

24. ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
PENALTY TERM                LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
-------------------       -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
None                            79 $ 18,008,791    17.90%     8.13%      686    $227,959    79.77%    41.92%         18.42%   53.53%
12 Months                       27    8,038,056     7.99     7.607       705     297,706    79.74     44.07          19.64    51.21
24 Months                      212   44,321,780    44.05     7.666       681     209,065    79.42     44.07           28.2    42.27
36 Months                      144   30,254,162    30.07     7.639       683     210,098    78.71     41.84          32.27    56.31
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

25. RANGE OF CREDIT SCORES

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
RANGE OF CREDIT SCORES      LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
----------------------    -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
601 to 625                      25 $  4,476,318     4.45%     8.12%      622    $179,053    78.12%    44.53%         49.13%   24.33%
626 to 650                      87   17,113,269    17.01     7.935       637     196,704    78.65     44.26          39.47    52.78
651 to 675                     105   23,946,548     23.8     7.789       664     228,062    79.32     42.58          31.39    51.86
676 to 700                     117   24,701,968    24.55     7.741       687     211,128    79.46     42.76          15.87    46.35
701 to 725                      65   13,647,338    13.56     7.592       713     209,959    80.33     42.43          24.05    50.48
726 to 750                      39   10,604,885    10.54     7.576       738     271,920    78.95     42.38          15.62     53.3
751 to 775                      13    3,329,936     3.31     7.014       762     256,149    79.01     44.98           48.2    46.98
776 to 800                       7    1,678,540     1.67     7.221       783     239,791       80     42.63          13.44    52.04
801 to 825                       4    1,123,989     1.12     8.141       802     280,997       80     40.97              0    49.62
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 684.

26. CREDIT GRADE

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
                          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
CREDIT GRADE                LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
------------              -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
PA1                             75 $ 20,067,158    19.94%     7.41%      747    $267,562    79.19%    42.50%         21.93%   54.60%
PA2                            144   29,802,816    29.62      7.67       694     206,964    79.27     42.95          19.62    48.78
PA3                            218   45,486,277     45.2     7.887       650     208,653    78.89      43.3          34.93    48.22
SA1                             14    2,920,242      2.9     8.308       702     208,589    85.65     43.47           2.81    25.06
SA2                             11    2,346,297     2.33     7.746       669     213,300    80.22     42.38          40.02    58.47
                               --- ------------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         462 $100,622,790   100.00%     7.74%      684    $217,798    79.29%    43.02%         26.99%   49.22%
                               === ============   ======     =====       ===    ========    =====     =====          =====    =====

27. RANGE OF GROSS MARGINS

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
RANGE OF GROSS            MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
MARGINS                     LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
--------------            -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
2.001% to 2.500%                83  $18,570,910    20.32%     8.03%      687    $223,746    78.44%    40.94%          7.57%   85.92%
2.501% to 3.000%                 4      717,474     0.79     6.811       658     179,368       80     40.72          87.85    37.13
3.001% to 3.500%                 4      702,528     0.77     7.118       680     175,632       80     42.91          35.72    57.24
3.501% to 4.000%                 6    1,540,116     1.69     6.946       660     256,686    72.97     43.14          29.17     23.5
4.001% to 4.500%                15    3,903,579     4.27     6.531       711     260,239    76.97     42.97           56.3       30
4.501% to 5.000%                33    9,604,805    10.51     7.144       706     291,055    79.43     43.78          30.52    47.47
5.001% to 5.500%                64   15,476,729    16.93     7.424       688     241,824    80.13     43.54          43.97    46.51
5.501% to 6.000%                69   14,653,790    16.03     7.758       682     212,374    79.81     42.86           25.6    43.16
6.001% to 6.500%                67   13,946,112    15.26     8.104       681     208,151    79.88     43.53           23.3    45.22
6.501% to 7.000%                36    6,775,697     7.41     8.119       670     188,214    79.97     44.34           7.51    46.22
7.001% to 7.500%                20    3,598,197     3.94      8.71       653     179,910    80.21     45.01              3     48.6
7.501% to 8.000%                 8    1,378,257     1.51     9.065       660     172,282       80     43.57           8.12    26.18
8.001% to 8.500%                 2      347,965     0.38     9.052       627     173,983       80     42.84            100    82.77
8.501% to 9.000%                 1      178,198     0.19      8.85       667     178,198       80     42.01              0        0
                               ---  -----------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         412  $91,394,356   100.00%     7.76%      685    $221,831    79.35%    42.98%         24.89%   52.60%
                               ===  ===========   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.600% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.012% per annum.

28. RANGE OF MAXIMUM MORTGAGE RATES

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
----------------          -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
11.501% to 12.000%               4  $ 1,016,947     1.11%     6.53%      663    $254,237    80.00%    35.89%          8.57%   29.03%
12.001% to 12.500%              25    6,657,411     7.28     6.814       705     266,296    77.82     42.72           48.8    54.66
12.501% to 13.000%              52   13,458,232    14.73     7.279       696     258,812    77.73     43.25          20.63    67.84
13.001% to 13.500%              67   15,524,632    16.99     7.657       696     231,711     79.4     42.32          22.41    54.18
13.501% to 14.000%              92   19,806,887    21.67     7.745       682     215,292     79.6     41.92          29.16    53.64
14.001% to 14.500%              65   13,094,921    14.33     7.906       688     201,460    80.14     42.97          32.96    39.39
14.501% to 15.000%              47   10,644,394    11.65     8.104       668     226,476    79.88     44.42          22.25    46.24
15.001% to 15.500%              28    5,257,872     5.75     8.277       667     187,781    80.22        45           7.77    56.65
15.501% to 16.000%              18    3,247,020     3.55     8.814       650     180,390    79.55     46.05              0    51.25
16.001% to 16.500%              12    2,514,547     2.75     9.201       662     209,546    81.44     43.29          11.45    49.82
16.501% to 17.000%               1      107,920     0.12      9.67       621     107,920       80     43.86              0        0
17.001% to 17.500%               1       63,573     0.07      10.3       682      63,573    72.27     46.05              0        0
                               ---  -----------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         412  $91,394,356   100.00%     7.76%      685    $221,831    79.35%    42.98%         24.89%   52.60%
                               ===  ===========   ======     =====       ===    ========    =====     =====          =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 17.300% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.859% per annum.

29. NEXT RATE ADJUSTMENT DATE

                                                                                                   WEIGHTED
                           NUMBER    AGGREGATE   PERCENT            WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                             OF      PRINCIPAL     OF     WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE  DEBT-TO-     PERCENT
NEXT RATE                 MORTGAGE    BALANCE   MORTGAGE   AVERAGE   CREDIT    BALANCE   ORIGINAL   INCOME        FULL      PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING   POOL     COUPON     SCORE  OUTSTANDING    LTV      RATIO   DOCUMENTATION    IO
---------------           -------- ------------ --------  --------  -------- ----------- --------  --------  -------------  -------
November 1, 2007                 1  $   167,189     0.18%     7.25%      742    $167,189    80.00%    40.94%          0.00%    0.00%
December 1, 2007                 1      151,200     0.17      9.13       648     151,200       80     45.57              0      100
March 1, 2008                    1      134,082     0.15      7.95       638     134,082    63.92      48.6              0        0
April 1, 2008                    5      994,062     1.09     8.172       679     198,812    79.97     43.72          25.82    59.38
May 1, 2008                     25    5,306,360     5.81     7.821       666     212,254     80.1     43.28          22.94    71.23
June 1, 2008                    84   19,538,152    21.38     7.694       678     232,597    79.27     44.38          32.79    42.89
July 1, 2008                    78   15,859,968    17.35     7.701       691     203,333    79.82     43.21          22.86    44.25
August 1, 2008                  64   14,606,788    15.98     7.818       692     228,231    79.15     43.71           16.1    36.81
April 1, 2009                    1      169,600     0.19      6.99       635     169,600       80     42.08            100      100
May 1, 2009                     18    4,268,595     4.67     7.556       662     237,144       80     43.32          52.99    67.13
June 1, 2009                    13    3,075,595     3.37     7.411       682     236,584    81.25     41.22          66.32    57.96
July 1, 2009                    15    2,836,902      3.1     7.518       688     189,127     79.2     44.14          19.13     11.9
August 1, 2009                  21    5,158,112     5.64     7.335       699     245,624    79.96     42.21           50.4    25.33
September 1, 2009                1      324,800     0.36      7.89       680     324,800       80     38.14              0        0
February 1, 2011                 1      438,033     0.48     6.625       668     438,033       80     38.27              0        0
April 1, 2011                    1      223,200     0.24     7.875       647     223,200       80     44.88              0      100
May 1, 2011                      2      252,884     0.28     7.726       660     126,442       80     36.58          73.11    73.11
June 1, 2011                     6    1,356,010     1.48     7.815       695     226,002    79.68     44.23              0    87.62
July 1, 2011                    26    6,003,070     6.57      8.02       702     230,887    79.46     41.36           1.69    88.27
August 1, 2011                  45    9,842,253    10.77     8.139       680     218,717    77.56     40.23          10.07    88.75
September 1, 2011                3      687,500     0.75     8.198       685     229,167    78.01     42.88              0      100
                               ---  -----------   ------     -----       ---    --------    -----     -----          -----    -----
TOTAL:                         412  $91,394,356   100.00%     7.76%      685    $221,831    79.35%    42.98%         24.89%   52.60%
                               ===  ===========   ======     =====       ===    ========    =====     =====          =====    =====

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

SURF 2006-AB3

                            Loan                   Deal                                      Front     Back   Full  Owner  Single
Loan Characteristics       Number    Balance    Percentage   WAC   WALA  FICO  OLTV  COLTV  End DTI  End DTI   Doc   Occ   Family
--------------------       ------  -----------  ----------  -----  ----  ----  ----  -----  -------  -------  ----  -----  ------
Aggregate                   1,486  330,318,338      100.00%  7.58     2   691  80.0   85.9      0.0     41.2  38.5   83.9    71.3
Rate 9.5-10                 1,441  324,444,174       98.22%  7.53     2   691  79.8   85.8      0.0     41.2  38.9   84.5    71.1
RATE 10.001-10.5               30    3,878,669        1.17%  9.71     3   675  89.5   93.1      0.0     40.1  16.8   58.4    89.4
RATE 10.501-11                  8    1,328,412        0.40% 10.34     3   707  90.8   91.9      0.0     45.2   3.3   40.9    54.4
RATE 11.001-11.5                5      518,134        0.16% 10.72     3   691  91.8   91.8      0.0     41.3   0.0   28.8    48.7
RATE greater than 11.5          2      148,948        0.05% 11.15     3   677  89.8   89.8      0.0     46.1   0.0   49.0   100.0
LB <50,000                     19      881,043        0.27%  8.59     3   693  66.1   66.1      0.0     31.1  70.2   72.9    95.5
LB 50,001-100K                252   19,506,889        5.91%  8.30     3   691  81.3   85.8      0.0     37.8  62.4   59.7    89.0
LB 100-200K                   556   82,343,919       24.93%  7.84     3   686  80.8   88.3      0.0     40.7  48.9   80.2    73.8
LB 200-300k                   322   80,229,941       24.29%  7.67     2   688  81.1   87.7      0.0     41.8  33.2   82.7    65.7
LB 300K-400K                  152   52,829,556       15.99%  7.31     2   693  79.1   84.4      0.0     42.0  34.2   90.3    74.8
LB 400K-500k                  109   49,080,383       14.86%  7.28     2   700  79.2   83.8      0.0     42.6  34.0   88.8    70.2
LB 500-600k                    49   26,915,175        8.15%  7.27     2   698  80.5   84.6      0.0     41.8  32.6   91.8    69.3
LB 600-700k                    18   11,384,029        3.45%  6.99     2   696  75.1   75.3      0.0     36.4  33.7   89.2    55.1
LB 700-800k                     6    4,427,402        1.34%  7.33     2   673  73.6   82.8      0.0     39.6   0.0   83.9    68.0
LB 800-900k                     2    1,740,000        0.53%  7.93     3   666  80.0   89.2      0.0     35.5   0.0  100.0    50.6
LB 900-1MM                      1      980,000        0.30%  8.13     2   749  80.0  100.0      0.0     47.3   0.0  100.0   100.0
LB > 1MM
FICO <500
FICO 501-525
FICO 526-550
FICO 551-575
FICO 576-600
FICO 601-625                   62   12,803,505        3.88%  7.86     2   623  73.0   79.5      0.0     42.6  43.7   84.0    81.4
FICO 626-650                  225   45,564,354       13.79%  7.74     2   638  73.9   81.1      0.0     41.9  40.7   90.9    74.8
FICO 651-700                  675  151,374,699       45.83%  7.67     2   676  81.5   87.8      0.0     41.6  33.7   85.0    68.9
>700                          524  120,575,780       36.50%  7.37     2   737  81.1   85.9      0.0     40.3  43.1   80.0    71.8
LTV 80                        542  117,668,651       35.62%  7.69     2   682  80.0   93.5      0.0     42.3  28.2   85.8    69.2
LTV 80-85                      69   16,938,700        5.13%  7.28     2   700  84.1   84.4      0.0     41.8  42.1   81.9    83.7
LTV 85.01-90                  162   42,648,260       12.91%  7.72     2   700  89.5   89.8      0.0     42.3  26.8   79.9    62.1
LTV 90.01-95                   80   17,816,003        5.39%  7.98     3   699  94.6   94.6      0.0     42.4  44.7   77.2    77.1
LTV 95.01-100                 184   30,444,796        9.22%  8.49     3   714  99.8   99.8      0.0     40.3  61.8   68.2    73.0
LTV >100
2nd Home                       43    9,111,951        2.76%  8.14     2   690  81.9   91.9      0.0     40.2  29.7    0.0    54.7
Invest Property               270   43,949,892       13.31%  8.17     2   703  84.8   86.7      0.0     39.3  51.2    0.0    61.9
2nd lien                        0
Loans w/Simultaneous 2nds     462  100,622,790       30.46%  7.74     2   684  79.3   98.6      0.0     43.0  27.0   89.8    66.6
Stated Doc                    756  183,566,024       90.30%  7.79     2   689  81.0   88.5      0.0     42.4   0.0   87.1    70.2
Limited                        60   18,884,612        9.29%  7.20     2   691  75.2   77.6      0.0     31.0   0.0   77.9    70.6
No Doc                          6      839,218        0.41%  8.29     2   700  80.4   82.0      0.0      0.0   0.0   94.1    66.3
Purchase                      599  119,240,239       36.10%  7.91     2   697  84.3   95.8      0.0     41.7  34.2   76.4    66.7
Cash Out Refi                 762  186,887,913       56.58%  7.40     2   686  77.7   80.4      0.0     41.1  39.4   87.9    73.4
Rate Term Refi                125   24,190,187        7.32%  7.31     2   699  76.5   79.4      0.0     39.3  52.6   90.6    77.4
2-4 Family                     97   24,591,882        7.44%  7.81     2   699  82.8   86.2      0.0     44.1  37.3   58.9     0.0
Condo                          81   16,903,944        5.12%  7.89     3   688  83.0   88.4      0.0     41.0  34.5   80.8     0.0
Fixed                         388   76,813,877       23.25%  7.20     2   694  71.3   73.7      0.0     39.0  62.6   90.3    77.3
Arm                         1,098  253,504,462       76.75%  7.69     2   690  82.6   89.6      0.0     41.8  31.1   82.0    69.4
Back DTI 45-50                447  108,331,841       32.80%  7.57     2   691  81.0   87.5      0.0     47.6  33.5   86.6    69.2
Back DTI 50-55                 96   21,537,210        6.52%  7.64     2   679  81.4   86.4      0.0     52.1  68.8   80.9    67.2
Back DTI > 55                   3      673,246        0.20%  7.62     3   701  80.9   81.0      0.0     55.3  64.1  100.0    64.5
IO                            386  112,199,427       33.97%  7.52     2   693  81.0   89.5      0.0     42.0  25.9   91.9    70.2
Cali                          249   92,742,092       28.08%  7.07     2   698  75.7   78.4      0.0     41.9  32.4   87.9    78.8
N Cali                         82   29,652,349        8.98%  6.94     2   701  76.0   79.1      0.0     39.5  37.4   84.6    80.9
S Cali                        167   63,089,744       19.10%  7.13     2   697  75.5   78.2      0.0     43.0  30.1   89.4    77.8
NY                             53   19,004,688        5.75%  7.48     2   681  77.3   82.4      0.0     40.2  21.6   91.5    58.0
FL                            172   33,818,167       10.24%  7.80     2   687  80.1   88.4      0.0     41.4  35.7   79.4    63.5
Georgia                        56    8,269,340        2.50%  8.11     2   688  82.8   94.6      0.0     42.0  37.3   64.3    63.7
Ohio                           37    4,315,261        1.31%  7.93     2   724  86.8   88.8      0.0     36.5  70.1   74.7    91.7
Maryland                       89   23,424,404        7.09%  7.56     2   688  81.8   88.9      0.0     41.9  49.6   92.8    65.6
40 yr Loans                   229   64,437,592       19.51%  7.35     2   687  78.4   84.1      0.0     42.0  34.6   82.3    61.9
Purchase Loans w/Simul
   2nds                       331   69,501,105       21.04%  7.78     2   689  79.7   99.5      0.0     43.1  24.5   88.6    65.7
Stated Doc Purchase Loans
   w/Simul 2nds               241   51,989,553       15.74%  7.92     2   693  79.5   99.5      0.0     43.0   0.0   86.6    64.9
IO Purchase Loans w/Simul
   2nds                       147   35,017,383       10.60%  7.81     2   691  79.3   99.4      0.0     43.1  16.5   80.9    60.4
Stated Doc IO Purchase
   Loans w/Simul 2nds         118   29,228,054        8.85%  7.87     2   695  79.2   99.3      0.0     42.8   0.0   78.5    58.1
FICO Std Dev                42.66
LTV Std Dev                 13.28

                                     Simul         Init  Subs  Life
Loan Characteristics       Purchase   2nds    IO    Cap   Cap   Cap
--------------------       --------  -----  -----  ----  ----  ----
Aggregate                      36.1   31.1   34.0   2.6   1.1   6.2
Rate 9.5-10                    35.6   31.4   34.5   2.6   1.1   6.2
RATE 10.001-10.5               56.8   18.2    4.4   2.7   1.0   6.0
RATE 10.501-11                 83.0    4.8    5.3   2.9   1.3   6.6
RATE 11.001-11.5               48.2    0.0    0.0   2.8   1.1   6.4
RATE greater than 11.5        100.0    0.0    0.0   2.5   1.3   6.5
LB <50,000                     26.9    0.0    0.0   2.5   1.0   6.3
LB 50,001-100K                 46.3   23.1    5.2   2.8   1.2   6.1
LB 100-200K                    45.9   38.6   20.5   2.8   1.1   6.2
LB 200-300k                    40.2   34.6   34.4   2.6   1.1   6.2
LB 300K-400K                   30.0   29.4   47.3   2.5   1.0   6.1
LB 400K-500k                   26.8   24.3   45.9   2.6   1.0   6.1
LB 500-600k                    26.8   24.3   42.5   2.4   1.0   6.2
LB 600-700k                    10.7    5.5   33.2   2.3   1.0   6.3
LB 700-800k                    32.8   48.7   48.7   3.5   1.0   5.5
LB 800-900k                     0.0   50.6   49.4   3.0   1.3   6.5
LB 900-1MM                    100.0  100.0  100.0   5.0   1.0   5.0
LB > 1MM
FICO <500
FICO 501-525
FICO 526-550
FICO 551-575
FICO 576-600
FICO 601-625                   29.8   36.1   17.3   2.8   1.0   6.5
FICO 626-650                   30.5   38.2   34.5   2.8   1.0   6.2
FICO 651-700                   34.5   32.4   33.1   2.7   1.0   6.2
>700                           40.8   26.2   36.6   2.5   1.1   6.1
LTV 80                         56.7   69.6   42.2   2.8   1.0   6.2
LTV 80-85                       7.5    2.3   44.7   2.4   1.1   6.2
LTV 85.01-90                   30.1    3.8   36.5   2.4   1.0   6.2
LTV 90.01-95                   30.8    3.8   33.9   2.4   1.0   6.2
LTV 95.01-100                  64.1    0.8   20.8   2.4   1.4   6.2
LTV >100
2nd Home                       75.2   52.8   47.1   3.9   1.0   5.7
Invest Property                48.4   12.3   10.9   2.7   1.2   6.0
2nd lien
Loans w/Simultaneous 2nds      68.8  100.0   49.2   3.0   1.0   6.1
Stated Doc                     40.2   39.6   42.0   2.7   1.0   6.1
Limited                        23.0   12.5   31.6   2.3   1.1   6.2
No Doc                         47.0    9.2    0.0   2.6   1.4   6.6
Purchase                      100.0   58.3   37.2   2.8   1.1   6.1
Cash Out Refi                   0.0   15.3   33.6   2.5   1.0   6.2
Rate Term Refi                  0.0   19.0   20.8   2.4   1.0   6.3
2-4 Family                     35.5   18.3   16.0   2.4   1.1   6.1
Condo                          45.8   27.1   44.3   2.9   1.1   6.1
Fixed                          12.9   12.3    7.4   0.0   0.0   0.0
Arm                            43.1   36.8   42.0   2.6   1.1   6.2
Back DTI 45-50                 35.5   34.8   34.6   2.6   1.0   6.2
Back DTI 50-55                 36.1   26.5   21.5   2.6   1.0   6.3
Back DTI > 55                   0.0   28.5   28.5   2.4   1.0   6.0
IO                             39.5   45.2  100.0   2.8   1.0   6.1
Cali                           22.0   16.8   40.4   2.5   1.0   6.2
N Cali                         26.6   17.5   33.4   2.1   1.0   6.2
S Cali                         19.9   16.4   43.7   2.6   1.0   6.3
NY                             29.8   28.0   32.9   2.5   1.0   6.0
FL                             54.0   42.4   28.4   3.0   1.0   6.0
Georgia                        62.1   60.5   42.2   3.7   1.1   5.6
Ohio                           25.6   10.8   11.5   2.5   1.2   6.3
Maryland                       23.1   37.9   49.9   2.4   1.0   6.1
40 yr Loans                    33.8   29.1    0.0   2.3   1.0   6.2
Purchase Loans w/Simul
   2nds                       100.0  100.0   50.4   3.1   1.0   6.1
Stated Doc Purchase Loans
   w/Simul 2nds               100.0  100.0   56.2   3.2   1.0   6.0
IO Purchase Loans w/Simul
   2nds                       100.0  100.0  100.0   3.5   1.0   5.9
Stated Doc IO Purchase
   Loans w/Simul 2nds         100.0  100.0  100.0   3.6   1.0   5.8
FICO Std Dev
LTV Std Dev

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                      SELECTED AGGREGATE MORTGAGE POOL DATA

                           Weighted Average    Min       Max
                           ----------------  -------  --------
1st Lien                             100.00%
2nd Lien                               0.00%
with silent seconds                   30.46%
Gross Coupon                           7.58%    5.99%    11.25%
Original LTV                          80.00%   16.56%   100.00%
Original CLTV                         80.00%   16.56%   100.00%
Original CLTV with silent
   seconds                            85.87%   16.56%   100.00%
FICO                                    691      620       816
DTI                                   41.18%    0.00%    55.42%
ARM %                                 76.75%
FRM %                                 23.25%
Loan size                          $222,287  $24,971  $980,000

table 1

                           NUMBER   AGGREGATE
                             OF     PRINCIPAL   % OF       %         %       %            % NEG   WA    WA      WA      %
RANGE OF CREDIT SCORES      LOANS    BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  % PMI
----------------------     ------  -----------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  -----
400 - 424
425 - 449
450 - 474
475 - 499
500 - 524
525 - 549
550 - 574
575 - 599
600 - 624                      53  $10,623,499   3.22       15.53     0         0   20.8      0   622  73.27  80.52      6.95      0
625 - 649                     226   46,194,326  13.98       22.02     0         0  32.42      0   637  73.71  80.84      7.82      0
650 - 674                     338   74,977,027   22.7       26.86  1.09      0.23  34.38      0   664  81.18  87.39      9.52      0
675 - 699                     337   76,432,787  23.14       25.56  0.95      0.77  32.42      0   686  81.75  88.03     13.41      0
700 - 724                     231   50,248,220  15.21       35.61  0.73      1.01  37.22      0   711   82.1  87.24     19.49      0
725 - 749                     145   36,247,952  10.97       33.37  2.35       1.9   43.8      0   736  80.14  85.87     12.33      0
>750                          156   35,594,526  10.78       31.63  4.36      2.83  27.75      0   774  80.85  84.24     22.34      0

table 2

                           NUMBER   AGGREGATE
CLTV (WITH SILENT            OF     PRINCIPAL   % OF       %         %       %            % NEG   WA    WA      WA      %
SECONDS)                    LOANS    BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  % PMI
-----------------          ------  -----------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  -----
< 15.00
15.01 - 20.00                   1      $24,971   0.01           0   100         0      0      0   663  16.56  16.56         0      0
20.01 - 25.00                   4      805,000   0.24        44.1     0         0  49.69      0   730  23.95  23.95      6.21      0
25.01 - 30.00                   4      928,163   0.28       36.09     0         0  36.09      0   700  27.58  27.58         0      0
30.01 - 35.00                   6      754,812   0.23       19.87     0         0  37.49      0   696  32.38  32.38         0      0
35.01 - 40.00                   9    1,205,338   0.36       50.66     0         0  14.27      0   647  36.92  36.96         0      0
40.01 - 45.00                   6      545,182   0.17       30.91     0         0      0      0   644  43.35  43.35     11.86      0
45.01 - 50.00                  19    3,701,637   1.12        40.5  1.35         0  20.61      0   688  48.02  48.02       3.1      0
50.01 - 55.00                  24    4,319,914   1.31       55.66     0         0  15.93      0   690  52.04  52.04      9.95      0
55.01 - 60.00                  46   12,117,870   3.67       56.03  0.41         0   8.24      0   697  57.59  57.59      3.86      0
60.01 - 65.00                  52   13,640,005   4.13       58.63  0.86         0  15.76      0   689  63.03  63.03     13.35      0
65.01 - 70.00                  47   12,455,011   3.77       48.57  0.92      4.05  19.77      0   693  68.27  68.63      6.32      0
70.01 - 75.00                  88   21,958,256   6.65       45.37  1.46      0.89  29.81      0   680  73.65  73.65     11.28      0
75.01 - 80.00                 236   52,842,878     16       31.71  0.67      0.15  24.01      0   681  79.27  79.36     17.49      0
80.01 - 85.00                  67   16,648,963   5.04       39.78  2.67      1.06  46.07      0   700  84.05  84.11      18.4      0
85.01 - 90.00                 178   46,567,634   14.1        35.5  1.57      1.02  42.66      0   697  88.18  89.48     23.09      0
90.01 - 95.00                 117   24,990,623   7.57        13.1  2.08         0  42.73      0   696  89.54  94.61     21.23      0
95.01 - 100.00                582  116,812,082  35.36       11.33  1.36      1.31  39.81      0   693  84.99   99.9      8.02      0
> 100.00

table 3

                           NUMBER   AGGREGATE
                             OF     PRINCIPAL   % OF       %         %       %            % NEG   WA    WA      WA      %
DTI                         LOANS    BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  % PMI
---                        ------  -----------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  -----
00.00 - 05.00                   7     $994,677    0.3        8.55  7.72         0      0      0   689  76.98  78.35         0      0
05.01 - 10.00                   6    1,675,656   0.51       71.12     0      2.98      0      0   697  67.35  67.35     11.28      0
10.01 - 15.00                  15    3,678,828   1.11       46.72  6.03         0  37.64      0   711  75.15  75.15     53.41      0
15.01 - 20.00                  26    4,294,785    1.3       14.82  2.66       1.9   3.07      0   701  78.44  78.89     36.59      0
20.01 - 25.00                  59    8,882,840   2.69       17.94  3.28      2.36  17.46      0   703  79.67  82.61      18.4      0
25.01 - 30.00                  96   18,054,492   5.47       24.02  2.32      0.47  13.43      0   702  75.14  77.66     12.57      0
30.01 - 35.00                 136   27,778,364   8.41       26.92  3.15         0  40.33      0   689   75.7  80.47     16.35      0
35.01 - 40.00                 227   49,258,757  14.91       19.48  1.13      1.04  33.97      0   690  80.23  85.88     14.05      0
40.01 - 45.00                 368   85,157,643  25.78       27.39  1.04      1.58  42.87      0   689  81.32  88.77     11.18      0
45.01 - 50.00                 447  108,331,841   32.8       34.26  0.37      0.56  34.57      0   691  80.97  87.54     10.86      0
50.01 - 55.00                  96   21,537,210   6.52       24.32  2.21      0.38  21.47      0   679  81.41  86.36      16.6      0
55.01 - 60.00                   3      673,246    0.2       64.06     0         0  28.52      0   701  80.86  81.04         0      0
>60.00

table 4

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
LOAN PURPOSE                LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
------------               ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
Cash Out Refi                 762  $186,887,913  56.58       35.85  1.28      0.38  33.62      0   686  77.74  80.37     11.04    0
Purchase                      599   119,240,239   36.1       17.12  0.93      1.07  37.18      0   697  84.25  95.81     17.83    0
Rate/Term Refi                125    24,190,187   7.32       22.04  3.36      4.06  20.84      0   699  76.52  79.41       8.5    0

table 5

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
OCCUPATION TYPE             LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
---------------            ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
Investor                      270  $ 43,949,892  13.31       24.52  2.21      1.62  10.85      0   703  84.83  86.73       100    0
Owner Occupied              1,173   277,256,496  83.94        29.4  1.16      0.81   37.2      0   689  79.17  85.54         0    0
Second Home                    43     9,111,951   2.76        5.08  1.29         0  47.05      0   690  81.89  91.89         0    0

table 6

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
DOCUMENTATION TYPE          LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
------------------         ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
Full                          677  $131,131,656   39.7       24.47  2.48      1.59  22.64      0   694   79.4   83.4     18.16    0
No Doc                          6       839,218   0.25       10.13  9.15         0      0      0   700  80.36  81.98         0    0
Reduced                       803   198,347,465  60.05       30.54   0.5      0.44   41.6      0   689  80.39  87.52     10.15    0

table 7

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
PROPERTY TYPE               LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
-------------              ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
Single Family               1,112  $235,919,372  71.42       30.96  1.68      1.12   33.4      0   691  79.74  85.16     11.58    0
PUD                           181    49,903,144  15.11       19.26     0         0  43.02      0   689  78.82  88.05      9.06    0
Condomium                      81    16,903,944   5.12       20.86   1.1      0.74  44.28      0   688     83   88.4     11.52    0
2 - 4 Family                   97    24,591,882   7.44       25.08  0.69       0.8  15.95      0   699  82.83  86.16     41.09    0
Manufactured housing            2       398,943   0.12         100     0         0      0      0   676  71.14  71.14         0    0
Townhouse                      13     2,601,054   0.79           0     0         0   20.3      0   691  81.28  91.69      2.09    0

table 8

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
PRODUCT TYPE                LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
------------               ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
10 Year Fixed Loans             1  $     52,000   0.02           0     0         0      0      0   717  76.47  76.47         0    0
15 Year Fixed Loans            33     3,571,049   1.08       10.37  6.87      2.09      0      0   699  67.29  67.29     11.66    0
20 Year Fixed Loans            12     1,711,217   0.52       36.92  7.48         0      0      0   681  62.82  66.54      3.27    0
25 Year Fixed Loans             1       200,000   0.06           0     0         0      0      0   731  79.05  79.05         0    0
30 Year Fixed Loans           292    58,450,455   17.7       36.48  1.12      1.94   9.67      0   692  72.14   74.7      8.04    0
15/30 Balloon Loans            12     1,497,385   0.45       26.64  9.48         0      0      0   668  71.95  71.95         0    0
2/28 LIBOR Loans              523   119,656,054  36.22       23.07  1.77      0.48  54.55      0   689  82.58  89.45     10.14    0
3/27 LIBOR Loans              200    46,515,906  14.08       21.15  0.31      1.21  46.64      0   689  84.08  88.98      5.04    0
5/25 LIBOR Loans              101    23,229,587   7.03       20.35  0.29         0  82.53      0   691  78.67  93.23     22.45    0
ARM - 2 Year/1 Year            76     9,765,300   2.96           0  4.04      4.48      0      0   738  98.06  99.13     88.67    0
ARM - 3 Year/1 Year             3       385,676   0.12           0     0         0      0      0   688  92.95  96.06         0    0
ARM - 5 Year/1 Year             3       846,117   0.26           0     0         0  48.23      0   662     80    100         0    0
2/6/1440                       94    25,386,308   7.69       43.58  0.53       0.3      0      0   676  79.23  85.75     14.92    0
2/6/1445                        1       167,960   0.05           0     0         0      0      0   634     80    100         0    0
2/6/1450                       41    11,451,098   3.47       42.11     0         0      0      0   694  80.85  90.44     14.19    0
3/6/1440                       29     7,761,284   2.35       43.98     0      1.33      0      0   688  82.12  86.92     14.31    0
3/6/1450                       23     7,466,325   2.26       28.16  1.13         0      0      0   685  82.38  86.04     31.14    0
5/6/1440                        4       872,846   0.26        46.4     0         0      0      0   706  73.65  73.65      53.6    0
B30/40                         21     5,799,566   1.76       43.14  3.57         0      0      0   694  72.69  74.39     19.09    0
B30/45                          2       539,000   0.16       47.12     0         0      0      0   698  73.36  73.36         0    0
B30/50                         14     4,993,204   1.51       65.88     0         0      0      0   716   65.1  67.72         0    0

table 9

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
IO'S                        LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
----                       ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
No                          1,100  $218,118,912  66.03       25.33  1.75      1.26      0      0   690  79.49  84.03     17.96    0
Yes                           386   112,199,427  33.97       33.41  0.44       0.2    100      0   693  80.99  89.45      4.25    0

table 10

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
IO TERM                     LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
-------                    ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
No                          1,100  $218,118,912  66.03       25.33  1.75      1.26      0      0   690  79.49  84.03     17.96    0
24                              1       151,200   0.05           0     0         0    100      0   648     80    100         0    0
36
60                            375   108,765,459  32.93       33.13  0.46      0.21    100      0   693  80.95  89.46      4.38    0
>60                            10     3,282,767   0.99       44.29     0         0    100      0   688  82.56   88.6         0    0

table 11

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
PREPAYMENT PENALTY          LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
------------------         ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
0                             321  $ 64,700,919  19.59        5.52  1.09         0  29.34      0   692  83.82  89.16     20.91    0
6                               1       187,449   0.06           0     0         0      0      0   735     80     80         0    0
12                             90    27,264,885   8.25       22.04  0.77         0  42.66      0   694  78.44  84.24     12.03    0
13                              1        98,795   0.03           0     0         0      0      0   760  53.51  53.51         0    0
24                            513   118,889,745  35.99       32.61  1.41      0.64  39.58      0   686  81.82  89.08     10.75    0
30                              1       283,500   0.09           0     0         0      0      0   752  89.15  89.15         0    0
36                            558   118,481,745  35.87       37.47  1.46      1.86  28.79      0   694  76.42  81.25     12.11    0
48
60                              1       411,300   0.12           0     0         0    100      0   713  89.61  89.61         0    0

table 12

                           NUMBER    AGGREGATE
                             OF      PRINCIPAL    % OF       %        %       %            % NEG   WA     WA     WA      %       %
LOAN SIZE                   LOANS     BALANCE     DEAL  CALIFORNIA  OHIO  MICHIGAN  % IOS    AM   FICO   LTV    CLTV  INVESTOR  PMI
---------                  ------  ------------  -----  ----------  ----  --------  -----  -----  ----  -----  -----  --------  ---
0.00 - 100.000                271   $20,387,933   6.17           1  4.79       4.4   4.92      0   691  80.61  84.95     37.28    0
100.001 - 200.000             556    82,343,919  24.93        4.79  3.21      1.63  20.54      0   686  80.77  88.25     16.52    0
200.001 - 300.000             322    80,229,941  24.29       17.63  0.86      0.28  34.36      0   688  81.05  87.72     14.31    0
300.001 - 400.000             152    52,829,556  15.99       42.35     0         0  47.26      0   693  79.05  84.43      7.05    0
400.001 - 500.000             109    49,080,383  14.86        56.1     0         0  45.94      0   700  79.23  83.83      8.36    0
500.001 - 600.000              49    26,915,175   8.15       59.47     0      1.88  42.45      0   698  80.45   84.6       8.2    0
600.001 - 700.000              18    11,384,029   3.45       66.35     0         0  33.24      0   696  75.13   75.3     10.78    0
700.001 - 800.000               6     4,427,402   1.34           0     0         0  48.69      0   673  73.57  82.78         0    0
> 800.001                       3     2,720,000   0.82       36.03     0         0  67.65      0   696     80  93.09         0    0

table 13

                                       AGGREGATE
                           NUMBER OF   PRINCIPAL                     % NEG
GEOGRAPHIC DISTRIBUTION      LOANS      BALANCE    % OF DEAL  % IOS    AM   WA FICO  WA LTV  WA CLTV  % INVESTOR  % PMI
-----------------------    ---------  -----------  ---------  -----  -----  -------  ------  -------  ----------  -----
California                       249  $92,742,092      65.06  40.42      0      698   75.67    78.44       11.62      0
Florida                          172   33,818,167      23.72  28.43      0      687    80.1    88.35       11.39      0
Ohio                              37    4,315,261       3.03  11.51      0      724   86.75     88.8       22.55      0
Michigan                          24    2,963,887       2.08   7.53      0      731   84.95     89.7       23.96      0
Texas                             54    8,717,531       6.12  16.73      0      688   79.44    83.64       12.39      0

table 14

                                       AGGREGATE
GEOGRAPHIC DISTRIBUTION    NUMBER OF   PRINCIPAL                     % NEG
(<575 CREDIT SCORE)          LOANS      BALANCE    % OF DEAL  % IOS    AM   WA FICO  WA LTV  WA CLTV  % INVESTOR  % PMI
-----------------------    ---------  -----------  ---------  -----  -----  -------  ------  -------  ----------  -----
California
Florida
Ohio
Michigan
Texas

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                    TRUSTEE

                               AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

SILENT SECOND SUMMARY

                                                                                                     WEIGHTED
                       NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED  AVERAGE
                         OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE DEBT-TO-     PERCENT
                      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL INCOME        FULL     PERCENT
                        LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV     CLTV    RATIO   DOCUMENTATION   IO
                      -------- ------------ -------- -------- -------- ----------- -------- -------- -------- ------------- -------
Loans without
   Silent Seconds        1,024 $229,695,549    69.54%    7.51%     694    $224,312    80.31%   80.32%   40.37%        43.48%  27.28%
Loans with Silent
   Seconds                 462 $100,622,790    30.46%    7.74%     684    $217,798    79.29%   98.55%   43.02%        26.99%  49.22%
                         ----- ------------   ------     ----      ---    --------    -----    -----    -----         -----   -----
TOTAL:                   1,486 $330,318,338   100.00%    7.58%     691    $222,287    80.00%   85.87%   41.18%        38.46%  33.97%
                         ===== ============   ======     ====      ===    ========    =====    =====    =====         =====   =====

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                                              (deal as a whole)
                                                 Wtd Avg          Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low                   FICO High  LTV    Current Balance   Current Balance     GWAC   % MI    FICO     DTI      LTV    % SFD
--------                   ---------  -----  ---------------  -----------------  -------  ----  -------  -------  -------  -----
500                              524  > 65%
525                              549  > 65%
550                              574  > 65%
575                              599  > 70%
600                              624  > 70%       198,594.98               1.98    8.041  0.00      622    43.38    79.01  82.51
625                              649  > 70%       211,257.62              10.94    7.834  0.00      637    42.63    78.63  75.05
650                              674  > 80%       249,511.39               8.01    7.944  0.00      666    43.67    91.24  60.82
675                              699  > 80%       227,089.40               9.69    8.008  0.22      686    41.74    92.31  78.63
700                              724  > 80%       206,025.02               6.55    7.798  0.00      711    40.98    92.57  68.07
725                              749  > 85%       189,358.35               2.92    7.802  0.00      736    40.24    95.40  73.90
750                              774  > 85%       194,891.72               2.77    8.146  0.00      760    40.64    94.46  72.38
775                              799  > 85%       171,556.79               1.14    8.251  0.00      785    38.67    96.00  68.70
800                              max  > 85%       149,019.66               0.32    7.698  0.00      810    33.28    94.78  90.37



FICO Low                   % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------                   -----  -----------  ----------  ---------  ------------  ----------  ------  ----  -----
500
525
550
575
600                         6.35        86.33       49.58       0.00         50.42       27.23    6.35  2.79  26.40
625                        14.15        92.49       39.03       2.66         58.32       39.17   19.71  6.42  10.79
650                        19.75        87.47       35.99       5.04         58.96       31.15   29.65  4.54   8.71
675                         9.53        82.72       37.50       2.92         56.96       33.04   22.40  6.99  11.21
700                         7.57        67.80       44.16       6.36         45.35       28.84   26.33  5.51   7.87
725                        12.60        71.68       50.51       3.21         43.59       44.94   20.89  0.00   0.00
750                        10.04        58.84       55.33       0.00         44.67       36.32    6.39  6.93   9.12
775                         0.00        48.83       52.11       0.00         47.89       23.35    0.00  0.00   3.56
800                         0.00        57.00       52.63       0.00         47.37       47.37   47.37  9.63   0.00

                                                  Wtd Avg        Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
LTV Low                    LTV High     DTI   Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD
-------                    --------  -------  ---------------  ---------------  -------  ----  -------  -------  -------  ------
 60%                            64%  > 49.9%       380,121.08             0.46    6.893  0.00      690    52.59    63.80   78.63
 65%                            69%  > 49.9%       199,529.94             0.12    6.731  0.00      661    54.80    68.97    0.00
 70%                            74%  > 49.9%       206,960.22             0.25    7.669  0.00      647    52.94    72.14   71.56
 75%                            79%  > 49.9%       217,826.09             0.79    7.609  0.00      688    52.40    76.98   67.20
 80%                            84%  > 49.9%       193,634.46             2.11    7.577  0.00      672    51.53    80.00   56.37
 85%                            89%  > 49.9%       270,873.29             0.49    6.814  0.00      675    51.31    87.31   91.76
 90%                            94%  > 49.9%       229,959.16             1.18    8.115  0.00      680    52.60    90.60   41.12
 95%                            99%  > 49.9%       245,524.47             0.37    8.288  0.00      709    54.26    95.12  100.00
100%                            max  > 49.9%


LTV Low                    % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only  % CA   % NY   % FL
-------                    -----  -----------  ----------  ---------  ------------  ----------  -----  ----  -----
 60%                       21.37       100.00       93.39       0.00          6.61       21.37  93.39  0.00   0.00
 65%                        0.00        59.96       59.96       0.00         40.04        0.00  59.96  0.00   0.00
 70%                        0.00        71.56       46.19       0.00         53.81        0.00   0.00  0.00  28.44
 75%                        6.98        73.05       50.67       3.44         45.89       36.95  45.55  0.00  20.79
 80%                       30.95        91.78       72.47       3.67         23.86       32.73   4.07  0.00   8.76
 85%                        0.00        89.96      100.00       0.00          0.00       57.35   0.00  0.00  10.46
 90%                       13.67        73.68       49.14      15.49         35.37        7.94  40.72  0.00  25.72
 95%                        0.00        47.76       64.04       0.00         35.96        0.00   0.00  0.00   0.00
100%

                                                Wtd Avg        Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
DTI Low                    DTI High  FICO   Current Balance  Current Balance    GWAC   % MI    FICO      DTI      LTV   % SFD  % PUD
-------                    --------  -----  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
20%                             24%  < 525
25%                             29%  < 550
30%                             34%  < 575
35%                             39%  < 600
40%                             44%  < 625       223,479.93             0.88    8.024  0.00      622    42.42    73.20  84.86   7.99
45%                             49%  < 650       204,055.20             5.19    7.865  0.00      634    47.79    74.56  79.89   7.43
50%                             54%  < 675       211,291.56             3.07    7.707  0.00      649    52.44    80.22  61.98  17.71
55%                             max  < 700       330,230.68             0.30    7.178  0.00      670    55.14    67.40  75.85   0.00


DTI Low                    % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
-------                    -----------  ----------  ---------  ------------  ----------  ------  ----  -----
20%
25%
30%
35%
40%                              84.02       40.29       0.00         59.71       28.82    0.00  0.00  25.01
45%                              85.91       37.59       5.09         57.32       25.63   26.34  1.07   8.41
50%                              81.66       67.25       5.58         27.17       20.36   22.39  0.00   7.60
55%                             100.00      100.00       0.00          0.00       19.38  100.00  0.00   0.00

LIMITED AND STATED DOC

                                          Wtd Avg         Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low                   FICO High  Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD
--------                   ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
500                              524
525                              549
550                              574
575                              599
600                              624       201,750.87             1.71    8.125  0.00      622    43.23    73.51  75.14   8.62
625                              649       230,518.88             8.23    7.961  0.00      637    42.12    74.32  75.17   7.16
650                              674       250,613.15            14.79    7.902  0.00      664    41.80    81.79  59.26  23.93
675                              699       245,780.00            15.63    7.772  0.00      686    40.54    81.86  74.14  16.71
700                              724       236,562.93             9.02    7.524  0.00      711    40.27    82.08  78.90  10.00
725                              749       285,820.66             6.75    7.450  0.00      737    41.55    80.32  70.37  15.00
750                              774       273,439.19             2.73    7.530  0.00      761    43.34    82.19  55.88  19.28
775                              799       273,866.99             1.82    7.215  0.00      785    41.01    81.24  70.58  17.13
800                              max       327,918.73             0.60    7.537  0.00      804    39.42    81.82  85.68  14.32


FICO Low                   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------                   -----------  ----------  ---------  ------------  ----------  -----  -----  -----
500
525
550
575
600                              84.99        0.00       0.00        100.00       25.94  10.02   9.88  17.88
625                              86.37        0.00       7.01         92.99       35.40  25.52  11.38  11.22
650                              88.12        0.00       7.34         91.04       37.46  32.15   7.34  10.31
675                              85.06        0.00       7.37         89.29       39.35  26.71   6.81  13.41
700                              82.83        0.00       8.76         88.00       46.28  37.53   6.33   9.23
725                              90.05        0.00      10.11         87.09       56.45  37.73   5.77   5.71
750                              81.21        0.00       0.00        100.00       42.74  37.50  10.84   4.61
775                              92.76        0.00      10.27         89.73       35.35  35.23   0.00  16.85
800                              85.68        0.00       0.00        100.00       53.46  25.11   0.00  14.32

IO LOANS

                                         Wtd Avg         Percent of     Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low                   FICO High  Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD
--------                   ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
500                              524
525                              549
550                              574
575                              599
600                              624       220,929.92             0.67    8.169  0.00      622    42.48    78.56  81.17   0.00
625                              649       253,858.97             4.53    7.742  0.00      638    42.60    77.70  72.45  12.40
650                              674       299,722.44             7.80    7.704  0.00      664    42.72    82.30  57.46  31.10
675                              699       284,795.10             7.50    7.559  0.00      688    42.88    82.03  69.86  19.93
700                              724       279,131.11             5.66    7.301  0.00      711    39.95    81.18  78.85  11.72
725                              749       352,852.06             4.81    7.299  0.00      737    41.71    79.89  74.70  19.50
750                              774       324,521.68             1.87    7.281  0.00      761    41.97    84.80  70.95  15.52
775                              799       266,127.00             0.81    7.164  0.00      786    41.82    74.36  85.72   4.81
800                              max       350,612.00             0.32    7.234  0.00      807    37.31    84.70  73.21  26.79


FICO Low                   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------                   -----------  ----------  ---------  ------------  ----------  -----  -----  -----
500
525
550
575
600                              88.39       33.68       0.00         66.32      100.00  18.83   0.00   0.00
625                              97.31       35.70       4.68         59.61      100.00  35.30   5.26   7.64
650                              91.07       28.98       5.11         65.91      100.00  26.58   6.30   4.14
675                              87.66       18.02       6.39         75.58      100.00  31.03   5.35  15.01
700                              91.02       26.24       6.10         65.73      100.00  43.39   4.21   6.99
725                              93.23       20.75       3.78         73.84      100.00  39.16   4.72   6.94
750                             100.00       37.45       0.00         62.55      100.00  27.74  15.87   4.61
775                             100.00       19.97       0.00         80.03      100.00  26.68   0.00  26.66
800                              73.21        0.00       0.00        100.00      100.00  46.98   0.00  26.79

40+ YEAR LOANS

                                         Wtd Avg          Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low                   FICO High  Current Balance  Current Balance    GWAC   % MI   FICO      DTI      LTV    % SFD  % PUD
--------                   ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
500                              524
525                              549
550                              574
575                              599
600                              624       240,543.49             0.95    7.691  0.00      622    42.88    72.42  89.07   0.00
625                              649       268,591.82             2.68    7.483  0.00      637    43.95    71.90  64.43  13.96
650                              674       272,735.68             5.20    7.535  0.00      665    44.04    81.19  44.94  23.96
675                              699       273,163.30             4.13    7.290  0.00      687    39.28    79.99  78.60  12.51
700                              724       340,636.98             2.78    7.241  0.00      709    41.08    79.80  57.94  18.63
725                              749       275,673.17             1.92    7.055  0.00      737    41.94    79.42  66.90  15.98
750                              774       275,505.48             1.08    6.938  0.00      763    40.17    78.03  39.25  23.40
775                              799       329,782.28             0.50    7.105  0.00      784    40.04    77.39  89.63   0.00
800                              max       419,160.00             0.25    7.521  0.00      802    43.72    68.88  54.67  45.33


FICO Low                   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------                   -----------  ----------  ---------  ------------  ----------  -----  -----  -----
500
525
550
575
600                              78.02       63.88       0.00         36.12        0.00  32.43   0.00  29.76
625                              89.57       24.94       5.52         69.54        0.00  24.17  26.03  10.56
650                              87.18       29.68       2.71         67.61        0.00  47.11  12.80   9.35
675                              84.53       30.20       7.41         58.71        0.00  43.27   7.53  12.55
700                              67.84       31.58      10.15         58.28        0.00  51.59  10.96   8.90
725                              83.63       43.57       9.92         46.51        0.00  42.75   5.08   7.78
750                              63.54       62.28       0.00         37.72        0.00  53.46   0.00   0.00
775                              89.63       34.98       0.00         65.02        0.00  57.21   0.00  10.37
800                             100.00       45.33       0.00         54.67        0.00  45.33   0.00   0.00

INVESTOR PROPERTY

                                          Wtd Avg       Percent of      Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low                   FICO High  Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD   % PUD
--------                   ---------  ---------------  ---------------  -------  ----  -------  ------   -------  ------  -----
500                              524
525                              549
550                              574
575                              599
600                              624       122,979.84             0.22    8.536  0.00      623    47.21    66.76   68.09   0.00
625                              649       164,098.57             1.09    8.482  0.00      636    40.81    71.65   52.66   5.64
650                              674       178,528.12             2.16    8.504  0.00      667    40.79    83.82   70.62  11.36
675                              699       170,818.68             3.10    8.052  0.00      686    38.60    82.67   67.02  16.29
700                              724       165,950.53             2.96    7.937  0.00      709    38.82    86.68   60.03   8.73
725                              749       135,403.08             1.35    8.009  0.00      736    38.74    89.38   72.24  11.95
750                              774       183,965.16             1.62    8.160  0.00      759    39.47    89.66   41.74   8.37
775                              799       135,539.82             0.66    8.361  0.00      784    36.97    93.84   51.82   0.00
800                              max        89,717.87             0.14    8.561  0.00      809    27.24   100.00  100.00   0.00


FICO Low                   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------                   -----------  ----------  ---------  ------------  ----------  -----  -----  -----
500
525
550
575
600                               0.00        6.78       0.00         93.22       34.76   0.00   0.00  42.75
625                               0.00       12.69       0.00         87.31        2.04  24.83  17.30  10.50
650                               0.00       34.00      10.63         55.37       22.25  30.96   5.03   4.59
675                               0.00       48.36       2.29         43.11        9.57  26.88   0.00  12.64
700                               0.00       57.58       6.74         32.29       15.72  30.86   6.43   4.78
725                               0.00       67.11      14.32         10.45        7.32  13.15   0.00   3.13
750                               0.00       68.23       0.00         31.77        0.00  24.47   0.00  14.17
775                               0.00       86.07       0.00         13.93        0.00   0.00   0.00   7.89
800                               0.00      100.00       0.00          0.00        0.00   0.00   0.00   0.00

SECONDS

                                          Wtd Avg         Percent of    Wtd Avg        Wtd Avg  Wtd Avg  Wtd Avg
FICO Low                   FICO High  Current Balance  Current Balance    GWAC   % MI    FICO     DTI      LTV    % SFD  % PUD
--------                   ---------  ---------------  ---------------  -------  ----  -------  -------  -------  -----  -----
500                              524
525                              549
550                              574
575                              599
600                              624
625                              649
650                              674
675                              699
700                              724
725                              749
750                              774
775                              799
800                              max


FICO Low                   % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only  % CA  % NY  % FL
--------                   -----------  ----------  ---------  ------------  ----------  ----  ----  ----
500
525
550
575
600
625
650
675
700
725
750
775
800

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance  $112,199,427
Aggregate Original Principal Balance     $112,203,406
Number of Mortgage Loans                          386

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $59,900   $980,000     $290,682
Outstanding Principal Balance   $59,898   $980,000     $290,672

                                                    WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)                360       360           360
Stated remaining Term (mos)        348       360           358
Loan Age (mos)                       0        12             2
Current Interest Rate            5.990%   10.140%        7.521%
Initial Interest Rate Cap(4)     1.500%    5.000%        2.833%
Periodic Rate Cap(4)             1.000%    2.000%        1.021%
Gross Margin(4)                  2.250%    8.125%        5.002%
Maximum Mortgage Rate(4)        11.875%   17.140%       13.647%
Minimum Mortgage Rate(4)         2.250%   10.140%        6.393%
Months to Roll(4)                   12        60            31
Original Loan-to-Value           23.53%   100.00%        80.99%
Combined Loan-to-Value           23.53%   100.00%        89.45%
Credit Score (3)                   620       812           693

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   09/01/2035   09/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                          100.00%
2nd Lien                            0.00%

OCCUPANCY
Primary                            91.93%
Second Home                         3.82%
Investment                          4.25%

LOAN TYPE
Fixed Rate                          5.04%
ARM                                94.96%

AMORTIZATION TYPE
Fully Amortizing                    0.00%
Interest Only                     100.00%
15/30 Balloon                       0.00%
15/40 Balloon
30/40 Balloon                       0.00%
30/50 Balloon

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                                0.00%
2006                                0.34%
                                   99.66%
LOAN PURPOSE
Purchase                           39.51%
Refinance - Rate/Term               4.49%
Refinance - Cashout                56.00%

PROPERTY TYPE
Single Family                      70.23%
Planned Unit Development            6.67%
Two- to Four- Family               19.13%
Condominium                         3.50%
Townhouse                           0.47%
Rowhouse                            0.00%
Manufactured Housing                0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                  3    1,414,000        1.26     5.990       716      471,333     61.44     45.20    37.91   100.00
6.001% to 6.500%                 29    9,941,075        8.86     6.358       718      342,796     74.27     42.01    53.09   100.00
6.501% to 7.000%                 80   25,115,230       22.38     6.800       697      313,940     78.85     41.78    37.28   100.00
7.001% to 7.500%                 74   20,228,197       18.03     7.338       694      273,354     80.64     41.11    38.11   100.00
7.501% to 8.000%                 91   26,543,701       23.66     7.800       689      291,689     83.03     42.13    12.21   100.00
8.001% to 8.500%                 65   17,657,914       15.74     8.285       686      271,660     84.69     42.90    11.63   100.00
8.501% to 9.000%                 35    9,595,513        8.55     8.755       678      274,158     84.64     42.37     6.26   100.00
9.001% to 9.500%                  7    1,463,898        1.30     9.095       667      209,128     80.00     40.21    19.67   100.00
9.501% to 10.000%                 1      169,900        0.15     9.625       664      169,900    100.00     46.89     0.00   100.00
10.001% to 10.500%                1       70,000        0.06    10.140       635       70,000     77.78     35.84     0.00   100.00
10.501% to 11.000%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
11.001% to 11.500%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
11.501% to 12.000%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
12.001% to 12.500%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
12.501% to 13.000%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
13.001% to 13.500%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
13.501% to 14.000%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
14.001% to 14.500%                0            0        0.00        --         0            0      0.00      0.00     0.00     0.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 10.140% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.521% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
337 to 348                        1      232,530        0.21     7.040       662      232,530     90.00     45.89     0.00   100.00
349 to 360                      385  111,966,897       99.79     7.522       693      290,823     80.98     42.01    25.96   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 348 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL    MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                     LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------    --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,001 to $100,000              13    1,003,818        0.89     8.521       663       77,217     77.13     37.21    24.35   100.00
$100,001 to $150,000             47    6,086,215        5.42     7.652       685      129,494     78.63     41.66    36.81   100.00
$150,001 to $200,000             63   10,823,782        9.65     7.604       684      171,806     79.28     42.10    43.88   100.00
$200,001 to $250,000             44    9,853,877        8.78     7.706       682      223,952     81.38     41.88    32.29   100.00
$250,001 to $300,000             65   17,713,352       15.79     7.681       693      272,513     81.36     41.88    20.12   100.00
$300,001 to $350,000             42   13,661,393       12.18     7.383       691      325,271     80.40     41.77    30.84   100.00
$350,001 to $400,000             30   11,304,404       10.08     7.366       688      376,813     80.22     41.95    13.38   100.00
$400,001 to $450,000             23    9,671,001        8.62     7.403       688      420,478     78.13     42.67    25.79   100.00
$450,001 to $500,000             27   12,875,214       11.48     7.669       713      476,860     88.08     42.85    19.01   100.00
$500,001 to $550,000             14    7,417,250        6.61     7.090       689      529,804     77.53     44.30    36.29   100.00
$550,001 to $600,000              7    4,009,100        3.57     7.077       736      572,729     81.97     37.48    27.82   100.00
$600,001 to $650,000              5    3,099,500        2.76     7.464       677      619,900     82.52     43.44    19.87   100.00
$650,001 to $700,000              1      685,000        0.61     7.350       691      685,000     84.05     41.25     0.00   100.00
$700,001 to $750,000              3    2,155,523        1.92     7.440       700      718,508     79.39     40.69     0.00   100.00
$750,001 to $800,000              0            0          --        --         0            0        --        --     0.00     0.00
$800,001 to $850,000              0            0          --        --         0            0        --        --     0.00     0.00
$850,001 to $900,000              1      860,000        0.77     7.990       655      860,000     80.00     32.70     0.00   100.00
$900,001 to $950,000              0            0          --        --         0            0        --        --     0.00     0.00
$950,001 to $1,000,000            1      980,000        0.87     8.125       749      980,000     80.00     47.30     0.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $59,898 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately $290,672.

PRODUCT TYPES

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC       IO
-------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM - 5 Year/1 Year               2      408,084        0.36     7.762       655      204,042     80.00     40.92    45.31   100.00
2/28 LIBOR Loans                218   65,272,743       58.18     7.523       691      299,416     82.10     42.52    24.86   100.00
30 Year Fixed Loans              19    5,651,005        5.04     6.868       705      297,421     65.96     40.64    50.56   100.00
3/27 LIBOR Loans                 74   21,695,057       19.34     7.329       697      293,176     82.92     41.54    34.75   100.00
5/25 LIBOR Loans                 73   19,172,537       17.09     7.920       692      262,637     79.51     41.28    11.80   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

AMORTIZATION TYPE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE            LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC       IO
-----------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
24 Month Interest-Only            1      151,200        0.13     9.130       648      151,200     80.00     45.57     0.00   100.00
60 Month Interest-Only          375  108,765,459       96.94     7.522       693      290,041     80.95     42.15    25.56   100.00
120 Month Interest-Only          10    3,282,767        2.93     7.419       688      328,277     82.56     37.37    38.75   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
---------------            --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                             367  106,548,421       94.96     7.556       692      290,323     81.79     42.09    24.60   100.00
Fixed Rate                       19    5,651,005        5.04     6.868       705      297,421     65.96     40.64    50.56   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                 MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                 LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
------------               --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           2      374,400        0.33     8.382       647      187,200     80.00     45.16     0.00   100.00
Arizona                          37    7,968,545        7.10     7.751       685      215,366     80.76     42.71    33.06   100.00
California                       95   37,489,048       33.41     7.203       697      394,622     79.35     43.05    20.43   100.00
Colorado                         15    2,789,772        2.49     7.231       685      185,985     80.62     43.38    44.45   100.00
Connecticut                       6    1,724,250        1.54     7.719       686      287,375     89.81     44.62    25.75   100.00
Delaware                          1      172,800        0.15     7.240       659      172,800     80.00     40.41   100.00   100.00
District of Columbia              1      446,250        0.40     8.750       642      446,250     75.00     44.96     0.00   100.00
Florida                          39    9,614,493        8.57     7.680       701      246,525     79.53     41.52    14.69   100.00
Georgia                          19    3,485,824        3.11     7.754       690      183,464     78.54     42.33    18.00   100.00
Idaho                             4      904,000        0.81     7.841       688      226,000     80.00     44.70     0.00   100.00
Illinois                         13    3,545,800        3.16     8.040       689      272,754     86.02     42.07    30.60   100.00
Indiana                           2      526,500        0.47     7.874       761      263,250     90.00     36.83     0.00   100.00
Iowa                              1      347,678        0.31     6.620       703      347,678    100.00     39.20   100.00   100.00
Kansas                            1      131,919        0.12     6.990       711      131,919     85.16     15.41   100.00   100.00
Kentucky                          1      121,600        0.11     8.375       726      121,600     80.00     41.94     0.00   100.00
Louisiana                         1      411,300        0.37     7.490       713      411,300     89.61     23.28   100.00   100.00
Maryland                         36   11,677,235       10.41     7.537       700      324,368     83.03     43.02    50.01   100.00
Michigan                          1      223,200        0.20     8.240       731      223,200     80.00     42.39     0.00   100.00
Minnesota                        10    1,659,940        1.48     7.944       690      165,994     81.63     42.65    32.01   100.00
Missouri                          3      397,884        0.35     7.812       644      132,628     75.61     36.46    65.69   100.00
Nevada                           12    3,613,062        3.22     7.858       670      301,089     81.48     39.34    39.48   100.00
New Jersey                        5    1,723,800        1.54     7.892       690      344,760     91.08     43.03     0.00   100.00
New York                         14    6,250,938        5.57     7.498       695      446,496     77.88     39.94     0.00   100.00
North Carolina                    4      669,444        0.60     8.401       657      167,361     77.32     40.52    16.22   100.00
Ohio                              3      496,800        0.44     6.911       704      165,600     87.40     40.80   100.00   100.00
Oregon                            4      988,800        0.88     8.038       661      247,200     83.91     32.89    44.05   100.00
Pennsylvania                      5      899,845        0.80     8.338       694      179,969     85.09     37.44    14.44   100.00
South Carolina                    4    1,302,300        1.16     7.175       718      325,575     71.50     28.69    20.46   100.00
Tennessee                         4      842,000        0.75     8.003       705      210,500     86.66     37.12    56.06   100.00
Texas                             6    1,458,775        1.30     7.906       706      243,129     81.15     41.73     0.00   100.00
Utah                              4      693,816        0.62     7.570       723      173,454     79.17     42.27    17.07   100.00
Virginia                         20    6,124,368        5.46     7.493       673      306,218     82.50     43.43    33.35   100.00
Washington                        9    2,472,861        2.20     7.804       678      274,762     83.96     41.31    21.79   100.00
Wisconsin                         4      650,179        0.58     7.386       740      162,545     89.49     43.48    36.30   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

No more than approximately 1.18% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                    6    1,953,000        1.74     6.561       717      325,500     36.34     31.04    67.90   100.00
50.01% to 55.00%                  3      688,000        0.61     6.395       707      229,333     52.56     33.10   100.00   100.00
55.01% to 60.00%                  2      999,000        0.89     6.287       707      499,500     57.42     47.99     0.00   100.00
60.01% to 65.00%                  8    2,223,080        1.98     6.874       685      277,885     63.39     36.50    26.65   100.00
65.01% to 70.00%                 14    3,864,967        3.44     7.144       710      276,069     68.77     42.85    11.33   100.00
70.01% to 75.00%                 35    8,857,505        7.89     7.183       690      253,072     73.68     41.48    11.93   100.00
75.01% to 80.00%                217   58,110,778       51.79     7.643       684      267,792     79.72     42.78    25.09   100.00
80.01% to 85.00%                 18    7,568,696        6.75     7.199       692      420,483     84.13     41.50    36.85   100.00
85.01% to 90.00%                 46   15,552,099       13.86     7.484       713      338,089     89.27     42.30    14.69   100.00
90.01% to 95.00%                 19    6,037,828        5.38     7.711       694      317,780     94.75     41.19    33.78   100.00
95.01% to 100.00%                18    6,344,474        5.65     8.243       710      352,471     99.92     41.30    51.61   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                    6    1,953,000        1.74     6.561       717      325,500     36.34     31.04    67.90   100.00
50.01% to 55.00%                  3      688,000        0.61     6.395       707      229,333     52.56     33.10   100.00   100.00
55.01% to 60.00%                  2      999,000        0.89     6.287       707      499,500     57.42     47.99     0.00   100.00
60.01% to 65.00%                  7    2,149,435        1.92     6.831       687      307,062     63.34     36.43    27.56   100.00
65.01% to 70.00%                  8    2,462,369        2.19     6.770       714      307,796     68.07     44.28    17.79   100.00
70.01% to 75.00%                 21    6,546,205        5.83     6.795       696      311,724     73.31     41.09    12.92   100.00
75.01% to 80.00%                 41   12,688,890       11.31     7.246       671      309,485     79.47     41.41    31.56   100.00
80.01% to 85.00%                 19    7,670,696        6.84     7.208       692      403,721     84.00     41.34    36.36   100.00
85.01% to 90.00%                 61   19,863,815       17.70     7.619       705      325,636     86.77     42.34    14.97   100.00
90.01% to 95.00%                 41   10,677,568        9.52     7.752       696      260,428     87.28     40.85    29.40   100.00
95.01% to 100.00%               177   46,500,448       41.44     7.811       690      262,714     82.39     43.16    26.40   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.45%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 44.14% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.40%.

DEBT-TO-INCOME RATIOS

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                    4    1,516,669        1.35     6.850       727      379,167     62.06     12.18     8.70   100.00
20.01% to 25.00%                  6    1,550,700        1.38     7.835       726      258,450     85.60     21.97    26.52   100.00
25.01% to 30.00%                 11    2,424,900        2.16     7.293       701      220,445     72.55     27.91    39.65   100.00
30.01% to 35.00%                 39   11,203,999        9.99     7.348       690      287,282     77.81     32.53    41.27   100.00
35.01% to 40.00%                 59   16,731,451       14.91     7.730       697      283,584     83.33     37.91    23.68   100.00
40.01% to 45.00%                130   36,508,214       32.54     7.625       687      280,832     81.86     42.82    18.79   100.00
45.01% to 50.00%                120   37,448,391       33.38     7.452       696      312,070     81.26     47.66    23.31   100.00
50.01% to 55.00%                 16    4,623,103        4.12     7.123       681      288,944     80.52     51.10    69.11   100.00
55.01% to 60.00%                  1      192,000        0.17     8.375       634      192,000     78.37     55.20   100.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 10.73% to 55.20% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.02%.

LOAN PURPOSE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------               --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             189   62,830,519       56.00     7.357       691      332,437     80.73     41.69    29.82   100.00
Purchase                        177   44,328,564       39.51     7.787       694      250,444     81.56     42.51    19.14   100.00
Refinance - Rate/Term            20    5,040,344        4.49     7.236       710      252,017     79.38     41.77    36.73   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

PROPERTY TYPE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   275   78,797,842       70.23     7.441       695      286,538     80.54     41.99    27.72   100.00
Planned Unit Development         70   21,467,061       19.13     7.703       690      306,672     81.62     42.49    21.68   100.00
Condominium                      28    7,484,874        6.67     7.842       678      267,317     82.81     39.44    30.81   100.00
Two- to Four-Family              11    3,921,650        3.50     7.541       696      356,514     82.74     44.99     6.79   100.00
Townhouse                         2      528,000        0.47     7.452       697      264,000     85.45     40.85     0.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

DOCUMENTATION

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            261   77,165,462       68.78     7.713       695      295,653     81.65     42.50     0.00   100.00
Full Documentation              111   29,069,665       25.91     7.129       687      261,889     80.87     42.11   100.00   100.00
Lite Documentation               14    5,964,300        5.32     6.949       689      426,021     73.08     35.24     0.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====   ======   ======

OCCUPANCY

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                         345  103,145,807       91.93     7.453       693      298,973     81.17     42.21    27.80   100.00
Investment                       27    4,766,745        4.25     8.450       685      176,546     78.19     40.17     4.66   100.00
Second Home                      14    4,286,875        3.82     8.142       699      306,205     80.00     39.37     4.15   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN AGE          MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                                 4      967,500        0.86     8.286       673      241,875     78.59     41.11     0.00   100.00
1                               120   34,685,676       30.91     7.568       697      289,047     79.54     41.47    19.41   100.00
2                                91   26,141,053       23.30     7.500       697      287,264     78.44     42.66    22.85   100.00
3                               115   35,399,340       31.55     7.409       692      307,820     82.97     41.61    31.78   100.00
4                                46   13,059,478       11.64     7.631       680      283,902     84.40     43.11    35.74   100.00
5                                 7    1,454,050        1.30     7.885       677      207,721     83.37     43.06    23.36   100.00
6                                 1      108,599        0.10     7.990       647      108,599     80.00     43.37   100.00   100.00
9                                 1      151,200        0.13     9.130       648      151,200     80.00     45.57     0.00   100.00
12                                1      232,530        0.21     7.040       662      232,530     90.00     45.89     0.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                             64   18,986,294       16.92     8.018       688      296,661     84.81     42.61    20.35   100.00
12 Months                        32   11,632,201       10.37     7.539       702      363,506     80.37     39.87     5.50   100.00
24 Months                       163   47,054,789       41.94     7.387       691      288,680     81.41     43.18    28.57   100.00
36 Months                       126   34,114,842       30.41     7.424       695      270,753     78.41     41.03    31.39   100.00
60 Months                         1      411,300        0.37     7.490       713      411,300     89.61     23.28   100.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====   ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                        0            0          --        --         0            0        --        --     0.00     0.00
501 to 525                        0            0          --        --         0            0        --        --     0.00     0.00
526 to 550                        0            0          --        --         0            0        --        --     0.00     0.00
551 to 575                        0            0          --        --         0            0        --        --     0.00     0.00
576 to 600                        0            0          --        --         0            0        --        --     0.00     0.00
601 to 625                       10    2,209,299        1.97     8.169       622      220,930     78.56     42.48    33.68   100.00
626 to 650                       62   15,706,679       14.00     7.701       639      253,334     77.60     42.73    35.78   100.00
651 to 675                       85   25,819,130       23.01     7.704       665      303,754     82.52     42.37    27.88   100.00
676 to 700                       87   24,325,759       21.68     7.589       688      279,606     81.94     43.23    18.36   100.00
701 to 725                       66   18,695,999       16.66     7.267       712      283,273     81.29     39.71    26.24   100.00
726 to 750                       45   15,826,443       14.11     7.325       738      351,699     79.95     41.99    20.81   100.00
751 to 775                       20    6,427,262        5.73     7.279       762      321,363     84.51     41.95    38.98   100.00
776 to 800                        8    2,137,020        1.90     7.101       788      267,128     72.01     41.11    15.68   100.00
801 to 825                        3    1,051,836        0.94     7.234       807      350,612     84.70     37.31     0.00   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 693.

CREDIT GRADE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT GRADE                 LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------               --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
PA1                              57   18,612,281       16.59     7.119       745      326,531     74.15     41.55    22.54   100.00
PA2                              81   20,391,412       18.17     7.466       696      251,746     76.04     42.32    18.33   100.00
PA3                             136   34,479,088       30.73     7.683       650      253,523     77.80     42.37    29.67   100.00
SA1                              79   26,944,341       24.01     7.464       719      341,068     89.99     41.40    27.61   100.00
SA2                              33   11,772,305       10.49     7.910       669      356,737     89.19     42.59    29.47   100.00
                                ---  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                          386  112,199,427      100.00     7.521       693      290,672     80.99     42.02    25.91   100.00
                                ===  ===========      ======     =====       ===      =======     =====     =====    =====   ======

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER   AGGREGATE                        WEIGHTED    AVERAGE   WEIGHTED WEIGHTED
                              OF     PRINCIPAL  PERCENT OF WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                   MORTGAGE   BALANCE    MORTGAGE  AVERAGE     CREDIT     BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
GROSS MARGINS                LOANS  OUTSTANDING    POOL     COUPON      SCORE   OUTSTANDING    LTV    INCOME    DOC      IO
-------------              -------- ----------- ---------- -------- ----------- ----------- -------- -------- ------- -------
3.000% or less                   70  17,621,503      16.54    7.990 691.0589122     251,736    77.72    41.79   11.80  100.00
3.001% to 3.500%                  2     402,100       0.38    7.137         686     201,050    80.00    41.16   29.45  100.00
3.501% to 4.000%                  7   1,904,999       1.79    6.772         696     272,143    75.11    43.26    5.70  100.00
4.001% to 4.500%                 25   8,767,489       8.23    6.541         718     350,700    78.48    42.58   40.72  100.00
4.501% to 5.000%                 51  17,535,134      16.46    6.949         697     343,826    82.07    41.71   33.65  100.00
5.001% to 5.500%                 62  17,629,111      16.55    7.338         695     284,341    80.19    40.38   37.42  100.00
5.501% to 6.000%                 59  17,406,183      16.34    7.715         692     295,020    86.20    42.25   23.00  100.00
6.001% to 6.500%                 54  15,135,388      14.21    7.996         681     280,285    83.55    42.54   18.97  100.00
6.501% to 7.000%                 21   5,951,303       5.59    8.146         677     283,395    85.17    44.42    8.15  100.00
7.001% to 7.500%                 10   2,533,111       2.38    8.405         660     253,311    83.90    44.19    7.58  100.00
7.501% to 8.000%                  5   1,374,100       1.29    8.898         695     274,820    88.81    46.94    0.00  100.00
8.001% to 8.500%                  1     288,000       0.27    9.125         624     288,000    80.00    43.03  100.00  100.00
8.501% to 9.000%                  0           0         --       --          0            0       --       --    0.00    0.00
                                --- -----------     ------    ----- -----------     -------    -----    -----  ------  ------
TOTAL:                          367 106,548,421     100.00    7.556         692     290,323    81.79    42.09   24.60  100.00
                                === ===========     ======    ===== ===========     =======    =====    =====  ======  ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.002% per annum.

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)


                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RATES                       LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%                5     1,709,200        1.60     6.149       706      341,840     64.65     44.03    36.46   100.00
12.001% to 12.500%               32    10,769,549       10.11     6.647       713      336,548     78.31     43.61    41.84   100.00
12.501% to 13.000%               69    22,030,204       20.68     7.049       698      319,278     80.68     41.45    27.50   100.00
13.001% to 13.500%               64    18,074,689       16.96     7.569       703      282,417     80.40     40.37    22.47   100.00
13.501% to 14.000%               78    22,049,664       20.69     7.699       689      282,688     82.68     41.78    20.58   100.00
14.001% to 14.500%               46    12,190,424       11.44     7.921       680      265,009     85.33     42.22    32.19   100.00
14.501% to 15.000%               36    10,231,212        9.60     8.132       674      284,200     84.08     43.04    17.16   100.00
15.001% to 15.500%               19     4,913,467        4.61     8.292       672      258,604     84.53     43.94     9.36   100.00
15.501% to 16.000%               12     3,257,213        3.06     8.750       688      271,434     87.76     46.76     0.00   100.00
16.001% to 16.500%                5     1,252,800        1.18     9.089       669      250,560     80.00     39.66    22.99   100.00
16.501% to 17.000%                0             0          --        --         0            0        --        --     0.00     0.00
17.001% to 17.500%                1        70,000        0.07    10.140       635       70,000     77.78     35.84     0.00   100.00
17.501% to 18.000%                0             0          --        --         0            0        --        --     0.00     0.00
18.001% to 18.500%                0             0          --        --         0            0        --        --     0.00     0.00
18.501% to 19.000%                0             0          --        --         0            0        --        --     0.00     0.00
19.001% to 19.500%                0             0          --        --         0            0        --        --     0.00     0.00
19.501% to 20.000%                0             0          --        --         0            0        --        --     0.00     0.00
20.001% to 20.500%                0             0          --        --         0            0        --        --     0.00     0.00
                                ---   -----------      ------    ------       ---      -------     -----     -----    -----   ------
TOTAL:                          367   106,548,421      100.00     7.556       692      290,323     81.79     42.09    24.60   100.00
                                ===   ===========      ======    ======       ===      =======     =====     =====    =====   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.875% per annum to 17.140% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.647% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)


                            NUMBER     AGGREGATE     PERCENT             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL       OF      WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    1       232,530        0.22    7.040        662      232,530     90.00     45.89      0.00  100.00
December 2007                     1       151,200        0.14    9.130        648      151,200     80.00     45.57      0.00  100.00
March 2008                        1       108,599        0.10    7.990        647      108,599     80.00     43.37    100.00  100.00
April 2008                        4       891,250        0.84    7.989        694      222,813     81.69     45.65      0.00  100.00
May 2008                         20     5,740,117        5.39    7.743        682      287,006     82.82     42.95     27.24  100.00
June 2008                        85    26,706,706       25.07    7.471        690      314,197     82.98     42.12     30.32  100.00
July 2008                        53    15,038,198       14.11    7.445        695      283,740     79.63     42.71     26.62  100.00
August 2008                      53    16,404,143       15.40    7.566        692      309,512     82.61     42.58     14.97  100.00
April 2009                        2       339,600        0.32    7.621        652      169,800     90.01     35.07    100.00  100.00
May 2009                         22     6,285,279        5.90    7.587        680      285,695     85.46     43.46     37.08  100.00
June 2009                        20     5,867,109        5.51    7.183        701      293,355     84.23     39.51     38.16  100.00
July 2009                        12     3,388,969        3.18    7.442        696      282,414     85.28     40.64     35.67  100.00
August 2009                      18     5,814,100        5.46    7.114        715      323,006     77.08     42.39     24.44  100.00
April 2011                        1       223,200        0.21    7.875        647      223,200     80.00     44.88      0.00  100.00
May 2011                          2       532,562        0.50    6.969        689      266,281     93.06     38.14    100.00  100.00
June 2011                         6     2,055,090        1.93    7.364        687      342,515     82.64     38.38     15.72  100.00
July 2011                        20     5,299,136        4.97    8.038        705      264,957     79.46     42.24      1.91  100.00
August 2011                      42    10,503,133        9.86    7.979        688      250,075     78.33     41.45     14.19  100.00
September 2011                    4       967,500        0.91    8.286        673      241,875     78.59     41.11      0.00  100.00
                                ---   -----------      ------    -----        ---      -------     -----     -----    ------  ------
TOTAL:                          367   106,548,421      100.00    7.556        692      290,323     81.79     42.09     24.60  100.00
                                ===   ===========      ======    =====        ===      =======     =====     =====    ======  ======

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance       $76,813,877
Aggregate Original
   Principal Balance       $76,884,789
Number of Mortgage Loans           388

                           MINIMUM   MAXIMUM  AVERAGE (1)
                           -------   -------  -----------
Original Principal
   Balance                 $25,000  $750,000    $198,157
Outstanding Principal
   Balance                 $24,971  $749,379    $197,974

                                                WEIGHTED
                           MINIMUM  MAXIMUM   AVERAGE (2)
                           -------  -------   -----------
Original Term (mos)            120       360          345
Stated remaining Term
   (mos)                       119       359          343
Loan Age (mos)                   1         8            2
Current Interest Rate        5.990%   10.750%       7.197%
Initial Interest Rate
   Cap(4)                    0.000%    0.000%       0.000%
Periodic Rate Cap(4)         0.000%    0.000%       0.000%
Gross Margin(4)              0.000%    0.000%       0.000%
Maximum Mortgage Rate(4)     0.000%    0.000%       0.000%
Minimum Mortgage Rate(4)     0.000%    0.000%       0.000%
Months to Roll(4)                0         0            0
Original Loan-to-Value       16.56%   100.00%       71.31%
Combined Loan-to-Value       16.56%   100.00%       73.65%
Credit Score (3)               620       807          694

                            EARLIEST     LATEST
                           ----------  ----------
Maturity Date              08/01/2016  08/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                          100.00%
2nd Lien                            0.00%

OCCUPANCY
Primary                            90.30%
Second Home                         1.52%
Investment                          8.18%

LOAN TYPE
Fixed Rate                        100.00%
ARM                                 0.00%

AMORTIZATION TYPE
Fully Amortizing                   75.94%
Interest Only                       7.36%
15/30 Balloon                       1.95%
15/40 Balloon
30/40 Balloon                       7.55%
30/50 Balloon

                            PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                                0.00%
2006                                0.00%
                                  100.00%

LOAN PURPOSE
Purchase                           12.87%
Refinance - Rate/Term              15.01%
Refinance - Cashout                72.12%

PROPERTY TYPE
Single Family                      77.34%
Planned Unit Development            2.44%
Two- to Four- Family               15.00%
Condominium                         4.63%
Townhouse                           0.07%
Rowhouse                            0.00%
Manufactured Housing                0.52%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
 5.501% to 6.000%                 3       961,906      1.25     5.996       702      320,635     56.44     31.88    88.56     0.00
 6.001% to 6.500%                60    19,178,546     24.97     6.374       719      319,642     65.33     37.20    75.61     6.09
 6.501% to 7.000%                78    21,417,869     27.88     6.780       701      274,588     67.07     38.67    52.23    13.51
 7.001% to 7.500%                73    11,966,460     15.58     7.323       681      163,924     74.83     40.18    70.66     7.71
 7.501% to 8.000%                75    11,624,397     15.13     7.755       670      154,992     76.41     40.65    64.80     5.75
 8.001% to 8.500%                37     5,424,212      7.06     8.278       676      146,600     81.48     41.07    54.95     0.00
 8.501% to 9.000%                31     3,219,830      4.19     8.770       667      103,865     77.55     38.61    47.92     0.00
 9.001% to 9.500%                18     1,800,421      2.34     9.270       694      100,023     86.52     37.52    54.37     0.00
 9.501% to 10.000%               10       989,525      1.29     9.685       666       98,952     83.96     43.84     8.19     0.00
10.001% to 10.500%                2       155,766      0.20    10.314       646       77,883     79.32     46.25     0.00     0.00
10.501% to 11.000%                1        74,943      0.10    10.750       676       74,943    100.00     49.33     0.00     0.00
11.001% to 11.500%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
11.501% to 12.000%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
12.001% to 12.500%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
12.501% to 13.000%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
13.001% to 13.500%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
13.501% to 14.000%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
14.001% to 14.500%                0             0      0.00        --         0            0      0.00      0.00     0.00     0.00
                                ---    ----------    ------    ------       ---      -------    ------     -----    -----    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======    ======       ===      =======    ======     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.197% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
<= 120                            1        52,000      0.07     7.375       717       52,000     76.47     40.31   100.00     0.00
169 to 180                       45     5,068,434      6.60     7.262       689      112,632     68.66     35.65    93.09     0.00
229 to 240                       12     1,711,217      2.23     7.413       681      142,601     62.82     28.38    34.81     0.00
289 to 300                        1       200,000      0.26     6.750       731      200,000     79.05     30.26   100.00     0.00
349 to 360                      329    69,782,226     90.85     7.188       694      212,104     71.69     39.50    60.97     8.10
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN              MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES           LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  15       687,058      0.89     8.517       686       45,804     60.96     30.33    69.03     0.00
$50,001 to $100,000             103     7,961,686     10.36     7.972       686       77,298     76.15     39.06    76.84     0.00
$100,001 to $150,000             91    11,246,761     14.64     7.642       685      123,591     76.71     38.79    77.91     3.32
$150,001 to $200,000             47     8,324,701     10.84     7.530       685      177,121     74.67     41.70    65.83     6.58
$200,001 to $250,000             31     7,119,517      9.27     7.130       682      229,662     71.05     40.37    58.24     9.97
$250,001 to $300,000             26     7,129,230      9.28     7.229       693      274,201     72.86     42.20    53.29     7.41
$300,001 to $350,000             17     5,526,470      7.19     7.049       696      325,086     67.91     40.95    82.96    17.44
$350,001 to $400,000             13     4,898,911      6.38     6.480       719      376,839     63.94     38.50    77.80     7.25
$400,001 to $450,000             10     4,277,155      5.57     6.872       705      427,716     67.77     38.77    69.47     9.40
$450,001 to $500,000             10     4,778,917      6.22     6.648       723      477,892     68.39     34.71    70.05     0.00
$500,001 to $550,000              7     3,664,816      4.77     6.659       712      523,545     69.90     42.99    42.45    14.98
$550,001 to $600,000              8     4,612,405      6.00     6.878       699      576,551     72.15     33.13    24.70    13.01
$600,001 to $650,000              6     3,706,493      4.83     6.712       671      617,749     63.49     31.46    32.95    16.78
$650,001 to $700,000              2     1,395,377      1.82     6.450       733      697,688     68.07     45.04    50.17     0.00
$700,001 to $750,000              2     1,484,379      1.93     7.217       650      742,190     64.36     36.55     0.00     0.00
$750,001 to $800,000              0             0        --        --         0            0        --        --     0.00     0.00
$800,001 to $850,000              0             0        --        --         0            0        --        --     0.00     0.00
$850,001 to $900,000              0             0        --        --         0            0        --        --     0.00     0.00
$900,001 to $950,000              0             0        --        --         0            0        --        --     0.00     0.00
$950,001 to $1,000,000            0             0        --        --         0            0        --        --     0.00     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,971 to approximately $749,379 and the average outstanding principal balance of the Mortgage Loans was approximately $197,974.

PRODUCT TYPES

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
25 Year Fixed Loans               1       200,000      0.26     6.750       731      200,000     79.05     30.26   100.00     0.00
10 Year Fixed Loans               1        52,000      0.07     7.375       717       52,000     76.47     40.31   100.00     0.00
15 Year Fixed Loans              33     3,571,049      4.65     7.201       699      108,214     67.29     33.85    91.17     0.00
15/30 Balloon Loans              12     1,497,385      1.95     7.407       668      124,782     71.95     39.95    97.67     0.00
20 Year Fixed Loans              12     1,711,217      2.23     7.413       681      142,601     62.82     28.38    34.81     0.00
30 Year Fixed Loans             292    58,450,455     76.09     7.257       692      200,173     72.14     40.00    60.42     9.67
30/40 Balloon Loans              21     5,799,566      7.55     7.064       694      276,170     72.69     36.82    50.31     0.00
B30/45                            2       539,000      0.70     7.308       698      269,500     73.36     33.41   100.00     0.00
B30/50                           14     4,993,204      6.50     6.510       716      356,657     65.10     37.51    75.57     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======     ====

AMORTIZATION TYPE

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                320    58,333,716     75.94     7.295       691      182,293     72.19     39.18    62.68     0.00
Balloon                          49    12,829,156     16.70     6.899       700      261,820     69.68     37.31    67.75     0.00
60 Month Interest-Only           17     5,209,505      6.78     6.868       704      306,441     65.38     41.14    46.37   100.00
120 Month Interest-Only           2       441,500      0.57     6.867       723      220,750     72.91     34.79   100.00   100.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======   ======

ADJUSTMENT TYPE

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE              LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fixed Rate                      388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           3       213,224      0.28     7.543       695       71,075     76.13     37.25   100.00     0.00
Arizona                          12     2,176,376      2.83     7.347       687      181,365     69.12     40.69    72.59     0.00
Arkansas                          2       185,479      0.24     8.228       698       92,740     74.84     42.92    59.84     0.00
California                       75    28,769,256     37.45     6.664       706      383,590     64.65     39.33    59.19     9.92
Colorado                          6       845,560      1.10     8.043       665      140,927     80.39     35.04    55.96    20.58
Connecticut                       9     2,201,295      2.87     6.961       725      244,588     71.84     34.84    65.90     0.00
Florida                          44     7,162,712      9.32     7.418       683      162,789     73.32     39.28    79.20     3.35
Georgia                          11     1,774,981      2.31     7.920       695      161,362     81.75     41.91    62.02    31.87
Idaho                             3       484,320      0.63     7.633       683      161,440     82.88     46.34    40.37     0.00
Illinois                          4       423,225      0.55     7.452       708      105,806     75.28     44.97    34.26     0.00
Indiana                           7       732,177      0.95     7.440       732      104,597     83.94     37.51    76.29     0.00
Iowa                              3       184,974      0.24     7.966       698       61,658     78.04     30.96   100.00     0.00
Kansas                            3       347,776      0.45     6.954       701      115,925     80.55     34.01    72.93     0.00
Kentucky                          4       324,459      0.42     7.680       669       81,115     76.34     41.75    54.98     0.00
Louisiana                         6       500,190      0.65     7.838       668       83,365     76.44     34.60    34.64     0.00
Maryland                         19     4,280,705      5.57     7.332       675      225,300     74.26     40.89    73.92    12.69
Massachusetts                     6     1,465,638      1.91     7.134       684      244,273     73.84     41.67    61.09     0.00
Michigan                          8     1,205,981      1.57     7.410       737      150,748     76.82     41.39    91.71     0.00
Minnesota                         3       214,540      0.28     8.114       698       71,513     63.94     38.17    47.86     0.00
Mississippi                       1       145,000      0.19     7.690       697      145,000     74.94     19.86   100.00     0.00
Missouri                          7       567,333      0.74     7.933       685       81,048     79.69     36.64    86.79     0.00
Nevada                            2       359,500      0.47     7.202       639      179,750     64.78     34.46   100.00    38.25
New Hampshire                     3       582,764      0.76     6.951       692      194,255     72.46     41.01    18.88     0.00
New Jersey                        5     1,788,190      2.33     7.395       660      357,638     67.98     39.75     7.35     0.00
New Mexico                        1        68,900      0.09     7.625       703       68,900     65.00     21.18   100.00     0.00
New York                         14     3,226,278      4.20     7.325       681      230,448     74.86     36.90    34.77     7.09
North Carolina                    2       333,423      0.43     8.274       735      166,711     85.16     44.65    14.97     0.00
Ohio                             14     1,376,470      1.79     8.090       709       98,319     84.60     37.40    86.11     0.00
Oklahoma                          5       378,811      0.49     7.535       671       75,762     68.24     40.90     0.00     0.00
Oregon                            3       642,424      0.84     7.834       645      214,141     73.61     42.77   100.00     0.00
Pennsylvania                     16     1,821,471      2.37     7.683       686      113,842     74.05     40.17    60.93    16.88
Rhode Island                      1       178,238      0.23     6.500       707      178,238     80.00     42.65   100.00     0.00
South Carolina                    4       843,984      1.10     7.123       718      210,996     66.06     16.76    28.91    71.09
Tennessee                        22     2,379,313      3.10     7.755       686      108,151     83.85     40.60    84.29     0.00
Texas                            26     3,847,510      5.01     7.579       674      147,981     75.12     35.09    69.11     0.00
Utah                              2       272,394      0.35     7.840       666      136,197     92.10     33.03    60.49     0.00
Vermont                           1        74,911      0.10     8.600       636       74,911     42.86     40.81   100.00     0.00
Virginia                         19     2,529,877      3.29     7.794       680      133,151     76.69     42.46    68.33     0.00
Washington                        5     1,055,173      1.37     7.510       695      211,035     79.28     39.14    48.03     0.00
West Virginia                     1       115,000      0.15     8.900       626      115,000     57.50     32.21   100.00     0.00
Wisconsin                         6       734,046      0.96     8.060       684      122,341     77.04     44.89    58.48     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======    =====

No more than approximately 1.08% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   31     4,657,650      6.06     6.983       693      150,247     40.44     32.34    72.27     7.19
50.01% to 55.00%                 16     3,159,606      4.11     6.837       704      197,475     52.15     37.86    72.79    16.08
55.01% to 60.00%                 32     8,831,714     11.50     6.696       706      275,991     57.33     40.43    68.37     6.22
60.01% to 65.00%                 34     8,964,208     11.67     6.795       691      263,653     62.87     38.04    62.55    20.24
65.01% to 70.00%                 29     7,477,929      9.74     6.962       706      257,860     68.78     33.00    55.93     2.63
70.01% to 75.00%                 45    10,160,824     13.23     7.110       681      225,796     73.69     39.99    55.96     5.75
75.01% to 80.00%                124    24,227,107     31.54     7.399       686      195,380     79.31     40.81    56.28     6.15
80.01% to 85.00%                 17     2,208,978      2.88     7.647       704      129,940     84.26     39.35    78.45     0.00
85.01% to 90.00%                 17     2,044,159      2.66     8.042       691      120,245     89.56     43.04    60.51     0.00
90.01% to 95.00%                  7       958,191      1.25     8.600       704      136,884     94.62     45.46    73.53     0.00
95.01% to 100.00%                36     4,123,512      5.37     8.130       713      114,542     99.55     40.23    87.88     4.22
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut=off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   31     4,657,650      6.06     6.983       693      150,247     40.44     32.34    72.27     7.19
50.01% to 55.00%                 16     3,159,606      4.11     6.837       704      197,475     52.15     37.86    72.79    16.08
55.01% to 60.00%                 32     8,831,714     11.50     6.696       706      275,991     57.33     40.43    68.37     6.22
60.01% to 65.00%                 34     8,964,208     11.67     6.795       691      263,653     62.87     38.04    62.55    20.24
65.01% to 70.00%                 29     7,477,929      9.74     6.962       706      257,860     68.78     33.00    55.93     2.63
70.01% to 75.00%                 40     9,125,013     11.88     7.090       680      228,125     73.60     40.06    56.17     3.89
75.01% to 80.00%                 81    16,219,278     21.12     7.320       687      200,238     79.10     39.22    61.00     1.64
80.01% to 85.00%                 16     2,134,183      2.78     7.636       705      133,386     84.26     39.27    81.20     0.00
85.01% to 90.00%                 19     2,544,159      3.31     7.807       694      133,903     87.32     40.98    68.27    11.95
90.01% to 95.00%                 11     1,774,268      2.31     7.899       694      161,297     85.58     41.47    71.78     0.00
95.01% to 100.00%                79    11,925,868     15.53     7.799       693      150,960     86.55     43.23    57.48    11.09
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 73.65%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 12.01% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.00%.

DEBT-TO-INCOME RATIOS

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   22     4,335,525      5.64     7.166       696      197,069     68.36     12.72    23.93    13.84
20.01% to 25.00%                 22     2,955,932      3.85     7.168       689      134,361     69.39     23.05    61.18     0.00
25.01% to 30.00%                 34     8,115,112     10.56     6.948       707      238,680     68.28     27.99    73.87     0.00
30.01% to 35.00%                 43     8,243,958     10.73     7.185       691      191,720     68.60     32.63    70.40    13.91
35.01% to 40.00%                 57    12,236,911     15.93     7.046       691      214,683     71.46     37.95    68.10     0.00
40.01% to 45.00%                 73    14,750,231     19.20     7.280       702      202,058     72.49     42.37    61.02     6.15
45.01% to 50.00%                107    19,999,823     26.04     7.310       688      186,914     72.59     47.49    54.93    12.16
50.01% to 55.00%                 29     5,937,099      7.73     7.362       685      204,728     74.94     52.38    82.67     9.53
55.01% to 60.00%                  1       239,286      0.31     6.050       686      239,286     68.57     55.42   100.00     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.38% to 55.42% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 38.97%.

LOAN PURPOSE

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             264    55,396,733     72.12     7.095       690      209,836     69.62     38.83    63.36     7.93
Refinance - Rate/Term            70    11,530,235     15.01     7.377       698      164,718     73.14     38.82    65.39     3.21
Purchase                         54     9,886,909     12.87     7.557       707      183,091     78.66     39.91    55.37     8.97
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   318    59,409,681     77.34     7.218       693      186,823     71.57     38.67    65.12     6.22
Planned Unit Development         39    11,522,467     15.00     6.967       698      295,448     66.84     38.88    56.45    12.57
Two- to Four-Family              16     3,556,591      4.63     7.420       691      222,287     76.79     41.60    38.99     7.49
Condominium                      12     1,871,885      2.44     7.484       693      155,990     80.18     42.95    57.72    12.86
Manufactured Housing              2       398,943      0.52     7.091       676      199,471     71.14     47.69   100.00     0.00
Townhouse                         1        54,310      0.07     9.000       688       54,310     80.00     24.85   100.00     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======    =====

DOCUMENTATION

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation              267    48,111,239     62.63     7.098       696      180,192     70.96     39.62   100.00     5.94
Stated Documentation            100    21,266,491     27.69     7.569       683      212,665     73.95     41.29     0.00     4.81
Lite Documentation               18     7,026,547      9.15     6.679       705      390,364     65.21     27.56     0.00    25.20
No Documentation                  3       409,600      0.53     8.431       724      136,533     80.00        --     0.00     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                         339    69,362,445     90.30     7.106       695      204,609     70.90     38.82    64.13     8.15
Investment                       39     6,280,765      8.18     7.911       683      161,045     75.29     41.43    45.81     0.00
Second Home                      10     1,170,667      1.52     8.768       666      117,067     74.53     34.36    64.43     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                               127    25,762,581     33.54     7.092       702      202,855     70.32     37.26    72.39     7.62
2                                91    20,737,547     27.00     7.107       691      227,885     68.43     38.76    56.62    11.64
3                                81    15,612,667     20.33     7.340       682      192,749     72.66     40.61    52.16     4.93
4                                58    10,787,283     14.04     7.153       700      185,988     74.42     41.18    72.32     4.65
5                                19     2,549,089      3.32     7.918       684      134,163     78.59     40.95    52.32     0.00
6                                 8       857,093      1.12     8.182       663      107,137     82.00     31.75    51.54     0.00
7                                 3       260,489      0.34     7.750       669       86,830     81.23     42.74     0.00     0.00
8                                 1       247,128      0.32     7.200       735      247,128     74.13     33.72     0.00     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                             63     9,990,560     13.01     7.543       678      158,580     72.64     38.09    64.57     5.45
6 Months                          1       187,449      0.24     6.125       735      187,449     80.00     37.50   100.00     0.00
12 Months                        13     2,922,732      3.80     7.291       701      224,826     72.29     34.80    37.28     7.83
13 Months                         1        98,795      0.13     6.990       760       98,795     53.51     46.90   100.00     0.00
24 Months                        12     2,916,649      3.80     7.331       670      243,054     75.58     43.97    53.92    21.33
30 Months                         1       283,500      0.37     8.190       752      283,500     89.15     44.00     0.00     0.00
36 Months                       297    60,414,193     78.65     7.128       697      203,415     70.76     39.05    64.08     7.04
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 34 months.

CREDIT SCORES

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                        0             0        --        --         0            0        --        --     0.00     0.00
501 to 525                        0             0        --        --         0            0        --        --     0.00     0.00
526 to 550                        0             0        --        --         0            0        --        --     0.00     0.00
551 to 575                        0             0        --        --         0            0        --        --     0.00     0.00
576 to 600                        0             0        --        --         0            0        --        --     0.00     0.00
601 to 625                       18     3,522,609      4.59     7.657       623      195,700     65.28     40.35    59.55     0.00
626 to 650                       58     9,942,456     12.94     7.827       636      171,422     70.15     38.02    65.33     2.41
651 to 675                       88    15,144,806     19.72     7.362       664      172,100     73.61     41.18    59.91     8.77
676 to 700                       88    19,326,710     25.16     7.092       687      219,622     72.43     38.72    54.17     8.51
701 to 725                       53     9,498,486     12.37     7.052       709      179,217     72.05     38.46    74.47     2.80
726 to 750                       40     9,473,663     12.33     6.863       735      236,842     71.22     37.18    55.49    14.11
751 to 775                       24     4,075,336      5.31     7.161       764      169,806     78.08     39.64    79.25    12.28
776 to 800                       16     5,165,656      6.72     6.539       790      322,854     60.82     37.36    72.62     6.49
801 to 825                        3       664,156      0.86     6.826       804      221,385     66.57     43.89   100.00     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 807 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 694.

CREDIT GRADE

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
PA1                              64    17,413,013     22.67     6.684       757      272,078     65.96     37.69    64.65    12.47
PA2                              88    20,971,292     27.30     6.871       695      238,310     68.46     37.54    56.59     8.28
PA3                             151    28,026,834     36.49     7.453       650      185,608     69.35     39.95    61.49     5.60
SA1                              57     6,890,595      8.97     7.977       720      120,888     92.72     41.59    74.62     2.53
SA2                              28     3,512,144      4.57     8.116       668      125,434     88.55     40.82    74.37     0.00
                                ---    ----------    ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                          388    76,813,877    100.00     7.197       694      197,974     71.31     38.97    62.63     7.36
                                ===    ==========    ======     =====       ===      =======     =====     =====    =====    =====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 0.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 0.000% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 0.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 0.000% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE              LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
January 1900

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $253,504,462
Aggregate Original Principal Balance      $253,591,715
Number of Mortgage Loans                         1,098

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $44,200   $980,000      $230,958
Outstanding Principal Balance   $44,125   $980,000      $230,878

                                                      WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)                 360       360           360
Stated remaining Term (mos)         348       360           358
Loan Age (mos)                        0        12             2
Current Interest Rate             5.990%   11.250%        7.692%
Initial Interest Rate Cap (3)     1.500%    6.000%        2.634%
Periodic Rate Cap (3)             1.000%    2.000%        1.059%
Gross Margin (3)                  2.250%    9.450%        5.250%
Maximum Mortgage Rate (3)        11.625%   18.250%       13.849%
Minimum Mortgage Rate (3)         2.250%   11.250%        6.724%
Months to Roll (3)                   12        60            28
Original Loan-to-Value            23.53%   100.00%        82.63%
Combined Loan-to-Value:           23.53%   100.00%        89.58%
Credit Score (4)                    620       816           690

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   09/01/2035   09/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                          100.00%

OCCUPANCY
Primary                            82.01%
Second Home                         3.13%
Investment                         14.86%

LOAN TYPE
Fixed Rate                          0.00%
ARM                               100.00%

AMORTIZATION TYPE
Fully Amortizing                   37.02%
Interest-Only                      42.03%
Balloon                            20.95%

                            PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                                0.39%
2006                               99.61%

LOAN PURPOSE
Purchase                           43.14%
Refinance - Rate/Term               4.99%
Refinance - Cashout                51.87%

PROPERTY TYPE
Single Family                      69.42%
Planned Unit Development           15.14%
Two- to Four-Family                 8.30%
Condominium                         5.93%
Townhouse                           1.00%
Rowhouse                            0.20%
Manufactured Housing                0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                 7  $  2,952,909        1.16%    5.991%      712     $421,844     69.94%    41.85%   48.47%   47.88%
6.001% to 6.500%                62    19,334,623        7.63     6.347       711      311,849     76.20     40.29    50.11    45.37
6.501% to 7.000%               155    44,943,660       17.73     6.824       693      289,959     79.68     42.48    41.72    49.44
7.001% to 7.500%               178    44,079,436       17.39     7.318       690      247,637     81.19     41.42    39.41    43.80
7.501% to 8.000%               254    59,144,181       23.33     7.813       682      232,851     82.11     41.47    19.78    43.75
8.001% to 8.500%               203    41,913,520       16.53     8.314       692      206,471     86.25     42.54    22.92    42.13
8.501% to 9.000%               166    30,004,715       11.84     8.773       687      180,751     88.45     42.53    28.52    31.98
9.001% to 9.500%                41     6,477,486        2.56     9.230       677      157,987     86.00     41.50    18.54    22.60
9.501% to 10.000%               20     2,889,145        1.14     9.717       678      144,457     91.35     38.85    19.74     5.88
10.001% to 10.500%               6     1,172,646        0.46    10.345       716      195,441     92.34     45.02     3.76     5.97
10.501% to 11.000%               4       443,191        0.17    10.714       693      110,798     90.46     39.93     0.00     0.00
11.001% to 11.500%               2       148,948        0.06    11.152       677       74,474     89.80     46.10     0.00     0.00
                             -----  ------------      ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.692% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF REMAINING           OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MONTHS TO STATED          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MATURITY                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
337 to 348                       2  $    317,070        0.13%    7.749%      679     $158,535     92.67%    41.49%    0.00%   73.34%
349 to 360                   1,096   253,187,391       99.87     7.692       690      231,010     82.62     41.85    31.17    41.99
                             -----  ------------      ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 348 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF ORIGINAL            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
BALANCES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  4  $    193,985        0.08%    8.834%      718      $48,496     84.07%    33.74%   74.26%    0.00%
$50,001 to $100,000            149    11,545,204        4.55     8.517       694       77,485     84.80     36.95    52.42     8.69
$100,001 to $150,000           211    26,788,779       10.57     7.989       685      126,961     82.39     39.21    41.88    21.33
$150,001 to $200,000           207    35,983,679       14.19     7.855       687      173,834     82.24     42.15    41.13    28.56
$200,001 to $250,000           138    30,973,838       12.22     7.791       685      224,448     82.64     41.05    32.44    29.52
$250,001 to $300,000           127    35,007,356       13.81     7.756       690      275,648     83.34     42.61    24.65    49.09
$300,001 to $350,000            69    22,550,723        8.90     7.514       690      326,822     83.05     42.54    23.18    56.31
$350,001 to $400,000            53    19,853,452        7.83     7.342       688      374,593     81.34     42.65    22.31    55.15
$400,001 to $450,000            43    18,179,230        7.17     7.304       687      422,773     80.65     44.65    27.80    50.99
$450,001 to $500,000            46    21,845,081        8.62     7.486       704      474,893     82.67     43.43    24.36    58.94
$500,001 to $550,000            19    10,038,108        3.96     7.230       686      528,321     82.76     43.39    37.55    68.42
$550,001 to $600,000            15     8,599,845        3.39     7.793       707      573,323     86.71     44.01    26.89    39.64
$600,001 to $650,000             8     4,924,802        1.94     7.412       701      615,600     86.08     39.20    25.20    50.31
$650,001 to $700,000             2     1,357,358        0.54     6.790       708      678,679     74.47     30.50    49.53    50.47
$700,001 to $750,000             3     2,155,523        0.85     7.440       700      718,508     79.39     40.69     0.00   100.00
$750,001 to $800,000             1       787,500        0.31     7.250       641      787,500     75.00     42.63     0.00     0.00
$850,001 to $900,000             2     1,740,000        0.69     7.932       666      870,000     80.00     35.47     0.00    49.43
$950,001 to $1,000,000           1       980,000        0.39     8.125       749      980,000     80.00     47.30     0.00   100.00
                             -----  ------------      ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,125 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately
$230,878.

PRODUCT TYPES

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
2/28 LIBOR Loans
   (Six-Month LIBOR
   Index)                      523  $119,656,054       47.20%    7.726%      689     $228,788     82.58%    42.05%   29.22%   54.55%
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                      136    37,005,367       14.60     7.562       682      272,098     79.74     43.53    26.89     0.00
2/1 LIBOR Loans
   (One-Year LIBOR
   Index)                       76     9,765,300        3.85     8.435       738      128,491     98.06     37.90    93.03     0.00
3/27 LIBOR Loans
   (Six-Month LIBOR
   Index)                      200    46,515,906       18.35     7.620       689      232,580     84.08     41.50    34.67    46.64
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                       52    15,227,609        6.01     7.227       687      292,839     82.24     41.87    29.43     0.00
3/1 LIBOR Loans
   (One-Year LIBOR
   Index)                        3       385,676        0.15     8.624       688      128,559     92.95     46.46   100.00     0.00
5/25 LIBOR Loans
   (Six-Month LIBOR
   Index)                      101    23,229,587        9.16     7.880       691      229,996     78.67     40.26    13.42    82.53
5/25 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        4       872,846        0.34     7.244       706      218,211     73.65     45.82    71.36     0.00
5/1 LIBOR Loans
   (One-Year LIBOR
   Index)                        3       846,117        0.33     7.173       662      282,039     80.00     39.55    21.85    48.23
                             -----  ------------      ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======     =====       ===     ========     =====     =====   ======    =====

AMORTIZATION TYPE

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               539  $ 93,850,219       37.02%    7.977%      692     $174,119     84.88%    40.86%   40.11%    0.00%
Balloon                        192    53,105,822       20.95     7.461       683      276,593     80.36     43.09    28.35     0.00
24 Month Interest-Only           1       151,200        0.06     9.130       648      151,200     80.00     45.57     0.00   100.00
60 Month Interest-Only         358   103,555,954       40.85     7.555       693      289,262     81.73     42.20    24.51   100.00
120 Month Interest-Only          8     2,841,267        1.12     7.505       682      355,158     84.06     37.77    29.23   100.00
                             -----  ------------      ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======     =====       ===     ========     =====     =====    =====   ======

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         17  $  2,176,883        0.86%    7.887%      682     $128,052     83.11%    39.02%   44.44%   17.20%
Alaska                           1        94,859        0.04     7.500       655       94,859     61.29     25.55     0.00     0.00
Arizona                         64    12,845,591        5.07     7.713       680      200,712     79.85     42.78    37.90    62.03
Arkansas                         3       330,243        0.13     9.305       655      110,081     82.67     42.82    13.36     0.00
California                     174    63,972,836       25.24     7.250       694      367,660     80.63     43.01    20.37    54.14
Colorado                        19     3,512,645        1.39     7.414       686      184,876     82.63     43.35    55.88    74.47
Connecticut                     20     4,706,159        1.86     7.671       683      235,308     85.36     44.78    30.61    36.64
Delaware                         4       767,705        0.30     8.158       695      191,926     93.23     45.59    41.94    22.51
District of Columbia             1       446,250        0.18     8.750       642      446,250     75.00     44.96     0.00   100.00
Florida                        128    26,655,455       10.51     7.904       689      208,246     81.93     41.97    23.98    35.17
Georgia                         45     6,494,360        2.56     8.166       687      144,319     83.10     41.96    30.53    44.97
Hawaii                           1       270,000        0.11     8.875       686      270,000    100.00     43.18     0.00     0.00
Idaho                            7     1,260,464        0.50     7.896       686      180,066     81.88     44.46    20.17    71.72
Illinois                        63    13,942,362        5.50     8.254       697      221,307     88.05     42.84    34.14    25.43
Indiana                         15     2,261,394        0.89     7.857       717      150,760     88.77     40.38    63.67    23.28
Iowa                             6       831,081        0.33     7.419       696      138,513     90.50     40.42    82.99    41.83
Kansas                           2       208,804        0.08     8.047       704      104,402     90.62     19.21    63.18    63.18
Kentucky                        14     1,661,362        0.66     8.408       692      118,669     92.09     36.85    57.91     7.32
Louisiana                        7     1,166,956        0.46     7.706       689      166,708     85.51     37.29    40.38    35.25
Maine                            5       847,850        0.33     7.456       692      169,570     90.73     32.92    15.33     0.00
Maryland                        70    19,143,700        7.55     7.611       691      273,481     83.53     42.17    44.20    58.16
Massachusetts                   17     5,081,715        2.00     7.700       716      298,924     80.99     42.25     7.81     0.00
Michigan                        16     1,757,906        0.69     8.257       727      109,869     90.54     38.53    55.71    12.70
Minnesota                       25     4,487,863        1.77     7.961       699      179,515     86.67     41.67    39.64    36.99
Mississippi                      2       171,939        0.07     7.493       766       85,970     98.48     29.86   100.00     0.00
Missouri                        18     2,002,917        0.79     8.610       676      111,273     80.96     39.96    24.21    19.87
Montana                          2       607,737        0.24     7.218       682      303,868     85.58     40.36    27.92     0.00
Nevada                          17     4,682,811        1.85     7.887       678      275,459     82.77     40.61    41.97    74.22
New Jersey                      21     4,517,935        1.78     8.217       682      215,140     85.82     38.03    14.68    38.15
New Mexico                       6       726,969        0.29     8.063       670      121,161     81.00     32.24    46.73     0.00
New York                        39    15,778,410        6.22     7.510       681      404,575     77.81     40.85    18.87    38.17
North Carolina                  19     2,964,231        1.17     7.983       674      156,012     82.89     42.00    34.70    22.58
Ohio                            23     2,938,791        1.16     7.855       731      127,774     87.76     36.16    62.63    16.90
Oklahoma                         7     1,211,935        0.48     8.239       679      173,134     78.04     41.33     5.61     0.00
Oregon                           7     1,829,366        0.72     7.742       657      261,338     82.11     38.64    48.52    54.05
Pennsylvania                    35     5,790,971        2.28     8.005       685      165,456     83.50     39.17    28.72    10.23
Rhode Island                     6     1,290,996        0.51     7.507       724      215,166     85.41     45.15    72.08     0.00
South Carolina                  11     1,801,645        0.71     8.176       700      163,786     84.74     42.21    40.32    38.98
South Dakota                     1        87,404        0.03     9.000       703       87,404    100.00     35.03   100.00     0.00
Tennessee                       17     3,027,462        1.19     7.530       673      178,086     80.86     40.09    63.67    27.81
Texas                           28     4,870,021        1.92     7.878       698      173,929     82.85     37.06    46.56    29.95
Utah                            10     1,576,753        0.62     7.811       695      157,675     80.10     42.68    24.96    44.00
Virginia                        57    13,492,157        5.32     7.638       682      236,705     84.03     43.46    43.29    45.39
Washington                      26     6,139,006        2.42     7.815       679      236,116     84.24     41.70    28.91    40.28
West Virginia                    3       381,078        0.15     8.325       658      127,026     84.30     37.46     0.00     0.00
Wisconsin                       19     2,689,486        1.06     7.859       713      141,552     87.01     41.44    46.31    24.17
                             -----  ------------      ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======     =====       ===     ========    ======     =====   ======   ======

No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                         WEIGHTED
                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  18  $  3,307,453        1.30%    7.140%      674     $183,747     38.48%    33.83%   39.91%   48.92%
50.01% to 55.00%                 8     1,160,308        0.46     7.026       652      145,039     51.71     37.63    52.89    15.51
55.01% to 60.00%                16     4,152,397        1.64     6.915       669      259,525     58.09     42.62    36.75    10.84
60.01% to 65.00%                20     4,883,524        1.93     6.727       683      244,176     63.38     36.02    58.89     8.37
65.01% to 70.00%                25     6,213,238        2.45     7.288       683      248,530     69.02     42.40    15.01    59.04
70.01% to 75.00%                74    16,935,718        6.68     7.312       677      228,861     73.94     41.97    13.29    48.85
75.01% to 80.00%               519   118,338,904       46.68     7.684       683      228,013     79.73     42.37    26.50    47.85
80.01% to 85.00%                52    14,729,723        5.81     7.221       699      283,264     84.10     42.17    36.64    51.38
85.01% to 90.00%               145    40,604,101       16.02     7.704       700      280,028     89.48     42.25    25.12    38.30
90.01% to 95.00%                73    16,857,812        6.65     7.947       699      230,929     94.54     42.17    43.02    35.82
95.01% to 100.00%              148    26,321,284       10.38     8.549       715      177,847     99.85     40.35    57.72    23.44
                             -----  ------------      ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                       1,098  $253,504,462      100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                             =====  ============      ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   18  $  3,307,453      1.30%    7.140%      674     $183,747     38.48%    33.83%   39.91%   48.92%
50.01% to 55.00%                  8     1,160,308      0.46     7.026       652      145,039     51.71     37.63    52.89    15.51
55.01% to 60.00%                 14     3,286,156      1.30     6.973       673      234,725     58.28     41.52    32.77    13.69
60.01% to 65.00%                 18     4,675,797      1.84     6.669       685      259,766     63.34     35.62    61.51     7.16
65.01% to 70.00%                 18     4,977,082      1.96     7.076       675      276,505     67.51     44.47    27.76    45.53
70.01% to 75.00%                 48    12,833,243      5.06     7.073       680      267,359     73.69     42.15    15.18    48.24
75.01% to 80.00%                155    36,623,600     14.45     7.539       678      236,281     79.35     40.92    27.78    33.92
80.01% to 85.00%                 51    14,514,780      5.73     7.199       700      284,604     84.02     42.06    36.44    52.85
85.01% to 90.00%                159    44,023,475     17.37     7.738       697      276,877     88.23     42.12    24.10    44.43
90.01% to 95.00%                106    23,216,355      9.16     7.901       696      219,022     89.84     42.00    39.41    45.99
95.01% to 100.00%               503   104,886,214     41.37     7.945       693      208,521     84.82     42.40    32.87    43.07
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.58%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 36.05% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.60%.

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   32  $  6,308,422      2.49%    7.440%      708     $197,138     80.28%    14.76%   30.38%   14.53%
20.01% to 25.00%                 37     5,926,908      2.34     7.791       710      160,187     84.80     22.79    48.12    26.16
25.01% to 30.00%                 62     9,939,380      3.92     7.710       698      160,313     80.73     27.77    44.96    24.40
30.01% to 35.00%                 93    19,534,406      7.71     7.483       689      210,047     78.70     32.76    38.35    51.48
35.01% to 40.00%                170    37,021,846     14.60     7.782       690      217,776     83.12     37.91    26.27    45.19
40.01% to 45.00%                295    70,407,412     27.77     7.774       686      238,669     83.17     42.72    24.17    50.57
45.01% to 50.00%                340    88,332,018     34.84     7.631       692      259,800     82.87     47.60    28.69    39.64
50.01% to 55.00%                 67    15,600,111      6.15     7.742       677      232,837     83.88     52.05    63.52    26.01
55.01% to 60.00%                  2       433,959      0.17     8.478       709      216,980     87.64     55.18    44.24    44.24
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.12% to 55.20% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.84%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             498  $131,491,179     51.87%    7.524%      684     $264,039     81.16%    42.05%   29.26%   44.44%
Purchase                        545   109,353,330     43.14     7.945       696      200,648     84.76     41.85    32.24    39.73
Refinance - Rate/Term            55    12,659,952      4.99     7.239       701      230,181     79.59     39.73    40.95    36.89
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

PROPERTY TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   789  $175,993,317     69.42%    7.652%      690     $223,059     82.49%    41.64%   30.71%   42.67%
Planned Unit Development        142    38,380,677     15.14     7.677       686      270,286     82.41     41.92    29.35    52.16
Two- to Four-Family              81    21,035,291      8.30     7.881       700      259,695     83.85     44.46    37.04    17.38
Condominium                      69    15,032,059      5.93     7.935       688      217,856     83.35     40.70    31.64    48.19
Townhouse                        12     2,546,743      1.00     7.639       691      212,229     81.31     40.86    29.84    20.73
Rowhouse                          5       516,374      0.20     7.794       690      103,275     83.27     36.95    56.75     0.00
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

DOCUMENTATION

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            656  $162,299,533     64.02%    7.821%      690     $247,408     81.92%    42.54%    0.00%   46.91%
Full Documentation              397    78,917,246     31.13     7.449       692      198,784     84.34     41.74   100.00    33.22
Lite Documentation               42    11,858,065      4.68     7.515       683      282,335     81.14     32.97     0.00    35.36
No Documentation                  2       275,392      0.11     8.389       654      137,696     69.88      0.00     0.00     0.00
No Ratio                          1       154,226      0.06     7.750       720      154,226    100.00      0.00     0.00     0.00
                              -----  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========    ======     =====   ======    =====

OCCUPANCY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                         834  $207,894,051     82.01%    7.583%      687     $249,273     81.93%    42.41%   27.59%   46.90%
Investment                      231    37,669,127     14.86     8.216       706      163,070     86.43     38.89    52.05    12.65
Second Home                      33     7,941,284      3.13     8.042       693      240,645     82.98     41.01    24.61    53.98
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                 5  $  1,292,300      0.51%    8.186%      675     $258,460     78.94%    40.36%    0.00%   74.87%
1                               311    76,262,122     30.08     7.631       691      245,216     80.78     42.11    24.29    42.91
2                               289    62,883,367     24.81     7.719       689      217,590     82.50     42.61    29.96    37.73
3                               311    76,792,564     30.29     7.634       689      246,921     82.60     41.25    34.57    45.09
4                               147    30,029,078     11.85     7.865       693      204,279     86.81     41.39    42.33    41.82
5                                20     3,674,563      1.45     8.060       692      183,728     89.46     40.69    47.56    39.57
6                                 6     1,021,617      0.40     8.036       659      170,269     82.08     42.58    14.95    10.63
7                                 2       562,505      0.22     6.902       684      281,253     84.43     39.19    22.13     0.00
8                                 2       271,321      0.11     8.143       745      135,660     98.43     34.81   100.00     0.00
9                                 2       230,766      0.09     8.525       645      115,383     77.49     43.60     0.00    65.52
10                                1       167,189      0.07     7.250       742      167,189     80.00     40.94     0.00     0.00
12                                2       317,070      0.13     7.749       679      158,535     92.67     41.49     0.00    73.34
                              -----  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            258  $ 54,710,359     21.58%    8.106%      695     $212,056     85.86%    41.05%   31.90%   33.71%
12 Months                        77    24,342,154      9.60     7.539       694      316,132     79.17     40.55    27.23    46.85
24 Months                       501   115,973,097     45.75     7.593       687      231,483     81.97     42.96    30.97    40.04
36 Months                       261    58,067,552     22.91     7.563       691      222,481     82.31     41.05    31.87    51.42
60 Months                         1       411,300      0.16     7.490       713      411,300     89.61     23.28   100.00   100.00
                              -----  ------------    ------     -----       ---     --------     -----     -----   ------   ------
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====   ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

CREDIT SCORES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       44  $  9,280,897      3.66%    7.931%      622     $210,929     75.90%    43.41%   37.66%   23.80%
626 to 650                      167    35,621,898     14.05     7.711       638      213,305     74.92     42.99    33.87    43.42
651 to 675                      255    61,817,640     24.39     7.788       665      242,422     83.34     42.09    29.08    39.62
676 to 700                      244    55,085,543     21.73     7.833       687      225,760     84.91     42.04    24.41    41.18
701 to 725                      177    41,170,853     16.24     7.500       712      232,604     84.02     40.72    32.23    44.76
726 to 750                      100    25,317,653      9.99     7.448       737      253,177     83.78     42.04    30.54    57.23
751 to 775                       65    16,278,219      6.42     7.529       762      250,434     85.49     41.50    46.56    36.41
776 to 800                       34     6,311,997      2.49     7.713       785      185,647     87.39     38.68    42.81    28.55
801 to 816                       12     2,619,763      1.03     7.667       805      218,314     84.79     36.35    24.90    40.15
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 690.

CREDIT GRADE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
PA1                             108  $ 31,352,600     12.37%    7.135%      749     $290,302     76.59%    41.50%   26.20%   52.44%
PA2                             174    37,640,481     14.85     7.556       696      216,325     77.22     41.88    17.37    49.56
PA3                             370    80,047,097     31.58     7.735       648      216,344     76.19     42.28    31.04    41.11
SA1                             310    68,894,639     27.18     7.843       720      222,241     92.09     40.90    42.25    38.86
SA2                             136    35,569,644     14.03     7.936       669      261,542     89.86     42.97    28.69    33.10
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                 94  $ 20,417,611      8.05%    8.036%      688     $217,209     78.15%    41.11%    6.89%   82.38%
2.501% to 3.000%                  6     1,400,350      0.55     6.500       684      233,392     68.95     42.33    93.77    57.30
3.001% to 3.500%                 65     9,966,018      3.93     8.038       744      153,323     94.44     39.73    73.54     4.03
3.501% to 4.000%                 26     6,415,919      2.53     6.855       686      246,766     73.37     41.77    44.05    29.69
4.001% to 4.500%                 90    22,955,330      9.06     6.848       705      255,059     79.44     40.13    46.37    38.19
4.501% to 5.000%                119    35,467,370     13.99     7.068       699      298,045     81.52     41.95    33.64    49.44
5.001% to 5.500%                176    45,795,306     18.06     7.452       688      260,201     81.39     41.84    36.94    38.50
5.501% to 6.000%                188    43,366,195     17.11     7.807       682      230,671     84.21     42.18    28.25    40.14
6.001% to 6.500%                138    31,654,206     12.49     8.088       683      229,378     84.02     42.30    22.15    47.81
6.501% to 7.000%                110    21,350,655      8.42     8.276       683      194,097     86.44     43.35    21.73    27.87
7.001% to 7.500%                 46     7,824,066      3.09     8.666       664      170,088     82.72     42.19    14.07    32.38
7.501% to 8.000%                 27     5,321,889      2.10     9.330       682      197,107     86.32     43.42    12.63    25.82
8.001% to 8.500%                  6       758,596      0.30     9.211       667      126,433     86.35     37.46    75.48    37.96
8.501% to 9.000%                  5       683,689      0.27     9.416       679      136,738     89.27     45.19    36.52     0.00
9.001% to 9.500%                  2       127,263      0.05    10.303       689       63,632     91.46     42.81    42.68     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.450% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.250% per annum.

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%               11  $  3,841,642      1.52%    6.175%      701     $349,240     71.85%    41.11%   39.53%   44.49%
12.001% to 12.500%               69    20,914,564      8.25     6.521       710      303,110     76.87     40.67    43.49    51.49
12.501% to 13.000%              136    40,440,225     15.95     6.980       695      297,355     79.91     42.10    30.85    54.48
13.001% to 13.500%              157    39,644,013     15.64     7.436       693      252,510     80.86     41.30    29.99    45.59
13.501% to 14.000%              223    51,824,117     20.44     7.706       683      232,395     81.84     41.14    27.53    42.55
14.001% to 14.500%              163    33,414,987     13.18     8.047       692      205,000     86.19     41.90    41.28    36.48
14.501% to 15.000%              174    33,169,117     13.08     8.340       686      190,627     86.88     42.57    34.21    30.85
15.001% to 15.500%               73    13,544,018      5.34     8.424       681      185,534     86.51     43.12    15.81    36.28
15.501% to 16.000%               54    10,220,095      4.03     8.957       674      189,261     87.29     44.70    12.17    31.87
16.001% to 16.500%               25     4,760,103      1.88     9.300       673      190,404     85.36     43.64    20.80    26.32
16.501% to 17.000%                6       705,145      0.28    10.055       681      117,524     90.08     35.66    22.21     0.00
17.001% to 17.500%                4       772,974      0.30    10.466       732      193,243     88.38     42.67     0.00     9.06
17.501% to 18.000%                2       177,460      0.07    10.658       688       88,730     88.84     29.25     0.00     0.00
18.001% to 18.500%                1        76,000      0.03    11.250       634       76,000     80.00     49.88     0.00     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.849% per annum.

NEXT RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    2  $    317,070      0.13%    7.749%      679     $158,535     92.67%    41.49%    0.00%   73.34%
November 2007                     1       167,189      0.07     7.250       742      167,189     80.00     40.94     0.00     0.00
December 2007                     2       230,766      0.09     8.525       645      115,383     77.49     43.60     0.00    65.52
January 2008                      2       271,321      0.11     8.143       745      135,660     98.43     34.81   100.00     0.00
March 2008                        3       286,807      0.11     8.319       649       95,602     75.56     45.85    53.25    37.87
April 2008                       14     2,378,635      0.94     8.014       700      169,902     88.78     41.37    44.73    37.47
May 2008                         85    16,474,007      6.50     8.029       701      193,812     86.45     41.54    39.07    34.84
June 2008                       234    58,742,145     23.17     7.664       689      251,035     82.60     41.89    34.73    45.46
July 2008                       202    42,582,501     16.80     7.725       689      210,804     82.44     42.52    35.51    35.32
August 2008                     182    44,315,032     17.48     7.679       689      243,489     81.60     42.61    22.32    37.02
February 2009                     1       124,473      0.05     7.875       739      124,473    100.00     42.41   100.00     0.00
March 2009                        3       734,810      0.29     7.925       663      244,937     84.62     41.30     0.00     0.00
April 2009                        5     1,072,728      0.42     8.201       683      214,546     92.93     38.32    63.75    31.66
May 2009                         58    12,772,422      5.04     7.708       682      220,214     86.96     41.47    43.54    49.21
June 2009                        67    15,105,051      5.96     7.608       687      225,449     83.48     40.01    34.06    38.84
July 2009                        56    13,408,020      5.29     7.584       684      239,429     84.40     43.42    23.51    25.28
August 2009                      72    19,248,137      7.59     7.286       700      267,335     81.14     41.52    36.31    30.21
September 2009                    1       324,800      0.13     7.890       680      324,800     80.00     38.14     0.00     0.00
February 2011                     1       438,033      0.17     6.625       668      438,033     80.00     38.27     0.00     0.00
April 2011                        1       223,200      0.09     7.875       647      223,200     80.00     44.88     0.00   100.00
May 2011                          4       782,649      0.31     6.961       692      195,662     91.96     36.82    91.31    68.05
June 2011                        10     2,945,369      1.16     7.163       696      294,537     78.19     34.93    33.79    69.77
July 2011                        31     6,892,846      2.72     7.950       703      222,350     79.18     41.53     8.26    76.88
August 2011                      57    12,698,953      5.01     7.986       685      222,789     77.36     41.28    12.96    82.71
September 2011                    4       967,500      0.38     8.286       673      241,875     78.59     41.11     0.00   100.00
                              -----  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======     =====       ===     ========    ======     =====   ======   ======

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[219,451,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DEAL NAME: SURF 2006-AB3

WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL OF THE GROUPS IN THE DEAL.

                                    AGGREGATE POOL     GROUP: 1     GROUP: 2
                                    --------------    ----------   ----------
gross WAC (%)                                 7.58          7.63         7.51
wtd avg FICO                                690.94        688.89       693.31
FICO < 500 (%)                                  --            --           --
FICO < 550 (%)                                  --            --           --
FICO < 600 (%)                                  --            --           --
FICO 600-650 (%)                             17.67         19.88        15.11
% Uninsured w/ LTV > 80%                     32.63         36.32        28.35
LTV = 80 (%)                                 35.62         30.79        41.22
WITHOUT SILENT/SIMULTANEOUS 2NDS
wtd avg CLTV (%)                             80.00         80.17        79.81
CLTV > 80 (%)                                32.65         36.36        28.35
CLTV 95 -100 (%)                              9.22         10.95         7.22
silent/simultaneous 2nd liens (%)            31.09         20.21        43.67
WITH SILENT/SIMULTANEOUS 2NDS
wtd Avg CLTV                                 85.87         83.98        88.06
CLTV 90 - 95 (%)                              7.57          8.46         6.53
CLTV 95 - 100 (%)                            35.36         28.68        43.10
Full Doc (%)                                 38.46         46.90        28.68
Stated Doc (%)                               61.29         52.82        71.09
No Doc /No Ratio / NINA (%)                   0.25          0.28         0.23
purch (%)                                    36.10         23.17        51.06
CO refi (%)                                  56.58         67.77        43.63
Own Occ (%)                                  83.94         79.46        89.11
Investor (%)                                 13.31         18.08         7.78
Prepay Penalty (%)                           80.41         78.56        82.55
wtd avg DTI (%)                              41.18         41.18        41.18
DTI < 40%                                    34.70         36.70        32.39
DTI 40 - 45%                                 25.78         23.19        28.77
DTI 45 - 50%                                 32.80         32.65        32.96
DTI 50 - 55%                                  6.52          7.07         5.88
DTI > 55%                                     0.20          0.38           --
ARM ? (% of total)                           76.75         75.00        78.76
2/28 (% of total)                            50.38         54.01        46.18
3/27 (% of total)                            18.81         20.99        16.28
5/25 (% of total)                             7.55            --        16.29
1st Lien (%)                                100.00        100.00       100.00
Avg Loan Balance                        222,286.90    182,483.15   297,334.36
# of Loans                                1,486.00        971.00       515.00
Loan Bal < $100k (%)                          5.90          8.66         2.70
Mtg Rates > 12% (%)                             --            --           --
Manuf Housing (%)                             0.12          0.23           --
largest state (%)                         CA(28.08%)    CA(20.26%)   CA(37.12%)
IO loans (%)                                 33.97         23.60        45.97
10yr IO (%)                                   0.99          0.60         1.45
5yr IO (%)                                   32.93         22.91        44.51
2 yr IO (%)                                   0.05          0.09           --
IO: FICO                                    692.84        688.53       695.40
IO LTV (%)                                   80.99         80.48        81.30
IO DTI (%)                                   42.02         41.72        42.19
IO full doc (%)                              25.91         37.01        19.31
IO: purch (%)                                39.51         15.95        53.50

                TEASER      IO TERM                GROSS       AVG.      INITIAL RATE    % OF
LOAN TYPE   PERIOD (MTHS)    (MTHS)   LOAN TERM   MARGIN   BALANCE ($)    (ANNUAL %)     POOL
---------   -------------   -------   ---------   ------   -----------   ------------   -----
PLEASE MAKE APPROPRIATE ADDITIONS TO INCLUDE RELEVANT ARM AND/OR IO LOAN TYPES
IN THE DEAL, AND COMPLETE THE FIELDS LISTED BELOW
A2/1                  25         0          360     3.82      $128,491           8.43%    3.0%
A2/6                  24         0          360     5.72      $180,090           7.96%   16.8%
A2/6IO                24        62          360     5.58      $299,416           7.52%   19.8%
A2/6/40               24         0          360     5.86      $270,067           7.62%    7.7%
A2/6/45               24         0          360     5.35      $167,960           7.35%    0.1%
A2/6/50               24         0          360     5.46      $272,810           7.46%    3.1%
A3/1                  36         0          360     8.50      $128,559           8.62%    0.1%
A3/6                  36         0          360     5.53      $201,675           7.84%    7.8%
A3/6IO                36        60          360     5.40      $293,176           7.33%    6.6%
A3/6/40               36         0          360     5.07      $267,630           7.24%    2.4%
A3/6/50               36         0          360     5.23      $308,230           7.23%    2.0%
A5/1                  60         0          360     2.25      $438,033           6.63%    0.1%
A5/1IO                60        60          360     2.25      $204,042           7.76%    0.1%
A5/6                  60         0          360     2.83      $144,895           7.69%    1.2%
A5/6IO                60        62          360     2.65      $262,637           7.92%    5.8%
A5/6/40               60         0          360     5.62      $218,211           7.24%    0.3%
B15/30                 0         0          312     0.00      $243,123           6.75%    1.7%
B30/40                 0         0          360     0.00      $276,170           7.06%    1.8%
B30/45                 0         0          360     0.00      $254,000           7.99%    0.1%
B30/50                 0         0          360     0.00      $295,937           6.57%    0.4%
F10                    0         0          120     0.00      $ 52,000           7.38%    0.0%
F15                    0         0          180     0.00      $108,214           7.20%    1.1%
F20                    0         0          240     0.00      $142,601           7.41%    0.5%
F25                    0         0          300     0.00      $200,000           6.75%    0.1%
F30                    0         0          360     0.00      $193,405           7.30%   16.0%
F30IO                  0        65          360     0.00      $297,421           6.87%    1.7%

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [XX], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $330,318,338
Aggregate Original Principal Balance      $330,476,504
Number of Mortgage Loans                         1,486

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $25,000   $980,000     $222,393
Outstanding Principal Balance   $24,971   $980,000     $222,287

                                                      WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)                120       360           357
Stated remaining Term (mos)        119       360           354
Loan Age (mos)                       0        12             2
Current Interest Rate            5.990%   11.250%        7.577%
Initial Interest Rate Cap (3)    1.500%    6.000%        2.634%
Periodic Rate Cap (3)            1.000%    2.000%        1.059%
Gross Margin (3)                 2.250%    9.450%        5.250%
Maximum Mortgage Rate (3)       11.625%   18.250%       13.849%
Minimum Mortgage Rate (3)        2.250%   11.250%        6.724%
Months to Roll (3)                  12        60            28
Original Loan-to-Value           16.56%   100.00%        80.00%
Combined Loan-to-Value:          16.56%   100.00%        85.87%
Credit Score (4)                   620       816           691

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   08/01/2016   09/01/2036

                      PERCENT OF
                    MORTGAGE POOL
                    -------------
LIEN POSITION
1st Lien                  100.00%

OCCUPANCY
Primary                    83.94%
Second Home                 2.76%
Investment                 13.31%
LOAN TYPE
Fixed Rate                 23.25%
ARM                        76.75%

AMORTIZATION TYPE
Fully Amortizing           46.07%
Interest-Only              33.97%
Balloon                    19.96%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                               0.30%
2006                              99.70%

LOAN PURPOSE
Purchase                          36.10%
Refinance - Rate/Term              7.32%
Refinance - Cashout               56.58%

PROPERTY TYPE
Single Family                     71.27%
Planned Unit Development          15.11%
Two- to Four-Family                7.44%
Condominium                        5.12%
Townhouse                          0.79%
Rowhouse                           0.16%
Manufactured Housing               0.12%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                 10  $  3,914,816      1.19%    5.992%      710     $391,482     66.62%    39.40%   58.32%   36.12%
6.001% to 6.500%                122    38,513,170     11.66     6.360       715      315,682     70.79     38.75    62.81    25.81
6.501% to 7.000%                233    66,361,529     20.09     6.810       695      284,813     75.61     41.25    45.11    37.85
7.001% to 7.500%                251    56,045,895     16.97     7.319       689      223,290     79.83     41.16    46.08    36.09
7.501% to 8.000%                329    70,768,579     21.42     7.803       680      215,102     81.18     41.33    27.17    37.51
8.001% to 8.500%                240    47,337,732     14.33     8.310       690      197,241     85.70     42.38    26.59    37.30
8.501% to 9.000%                197    33,224,546     10.06     8.773       685      168,653     87.39     42.15    30.40    28.88
9.001% to 9.500%                 59     8,277,907      2.51     9.238       681      140,304     86.11     40.64    26.33    17.68
9.501% to 10.000%                30     3,878,669      1.17     9.709       675      129,289     89.47     40.07    16.79     4.38
10.001% to 10.500%                8     1,328,412      0.40    10.341       707      166,052     90.81     45.16     3.32     5.27
10.501% to 11.000%                5       518,134      0.16    10.720       691      103,627     91.84     41.29     0.00     0.00
11.001% to 11.500%                2       148,948      0.05    11.152       677       74,474     89.80     46.10     0.00     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.577% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
REMAINING MONTHS           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
TO STATED MATURITY           LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                        1  $     52,000      0.02%    7.375%      717     $ 52,000     76.47%    40.31%  100.00%    0.00%
169 to 180                       45     5,068,434      1.53     7.262       689      112,632     68.66     35.65    93.09     0.00
229 to 240                       12     1,711,217      0.52     7.413       681      142,601     62.82     28.38    34.81     0.00
289 to 300                        1       200,000      0.06     6.750       731      200,000     79.05     30.26   100.00     0.00
337 to 348                        2       317,070      0.10     7.749       679      158,535     92.67     41.49     0.00    73.34
349 to 360                    1,425   322,969,617     97.78     7.583       691      226,645     80.26     41.34    37.61    34.67
                              -----  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====   ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF ORIGINAL             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOAN PRINCIPAL    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
BALANCES                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  19  $    881,043      0.27%    8.587%      693     $ 46,371     66.05%    31.12%   70.18%    0.00%
$50,001 to $100,000             252    19,506,889      5.91     8.295       691       77,408     81.27     37.81    62.39     5.15
$100,001 to $150,000            302    38,035,539     11.51     7.886       685      125,945     80.71     39.08    52.53    16.00
$150,001 to $200,000            254    44,308,380     13.41     7.794       686      174,442     80.82     42.07    45.77    24.43
$200,001 to $250,000            169    38,093,355     11.53     7.668       685      225,404     80.48     40.92    37.26    25.87
$250,001 to $300,000            153    42,136,586     12.76     7.667       690      275,403     81.57     42.54    29.49    42.04
$300,001 to $350,000             86    28,077,193      8.50     7.423       691      326,479     80.07     42.23    34.95    48.66
$350,001 to $400,000             66    24,752,363      7.49     7.171       694      375,036     77.89     41.82    33.29    45.67
$400,001 to $450,000             53    22,456,385      6.80     7.222       690      423,705     78.19     43.53    35.73    43.07
$450,001 to $500,000             56    26,623,998      8.06     7.335       707      475,429     80.11     41.86    32.57    48.36
$500,001 to $550,000             26    13,702,924      4.15     7.077       693      527,036     79.32     43.28    38.86    54.13
$550,001 to $600,000             23    13,212,250      4.00     7.473       704      574,446     81.63     40.21    26.13    30.34
$600,001 to $650,000             14     8,631,294      2.61     7.111       688      616,521     76.38     35.88    28.53    35.91
$650,001 to $700,000              4     2,752,735      0.83     6.618       721      688,184     71.23     37.87    49.85    24.88
$700,001 to $750,000              5     3,639,902      1.10     7.349       679      727,980     73.26     39.00     0.00    59.22
$750,001 to $800,000              1       787,500      0.24     7.250       641      787,500     75.00     42.63     0.00     0.00
$850,001 to $900,000              2     1,740,000      0.53     7.932       666      870,000     80.00     35.47     0.00    49.43
$950,001 to $1,000,000            1       980,000      0.30     8.125       749      980,000     80.00     47.30     0.00   100.00
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,971 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately $222,287.

PRODUCT TYPES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans              12  $  1,497,385      0.45%    7.407%      668     $124,782     71.95%    39.95%   97.67%    0.00%
30/40 Balloon Loans              21     5,799,566      1.76     7.064       694      276,170     72.69     36.82    50.31     0.00
30/45 Balloon Loans               2       539,000      0.16     7.308       698      269,500     73.36     33.41   100.00     0.00
30/50 Balloon Loans              14     4,993,204      1.51     6.510       716      356,657     65.10     37.51    75.57     0.00
10 Year Fixed Loans               1        52,000      0.02     7.375       717       52,000     76.47     40.31   100.00     0.00
15 Year Fixed Loans              33     3,571,049      1.08     7.201       699      108,214     67.29     33.85    91.17     0.00
20 Year Fixed Loans              12     1,711,217      0.52     7.413       681      142,601     62.82     28.38    34.81     0.00
25 Year Fixed Loans               1       200,000      0.06     6.750       731      200,000     79.05     30.26   100.00     0.00
30 Year Fixed Loans             292    58,450,455     17.70     7.257       692      200,173     72.14     40.00    60.42     9.67
2/28 LIBOR Loans
   (Six-Month LIBOR
   Index)                       523   119,656,054     36.22     7.726       689      228,788     82.58     42.05    29.22    54.55
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                       136    37,005,367     11.20     7.562       682      272,098     79.74     43.53    26.89     0.00
2/1 LIBOR Loans (One-Year
   LIBOR Index)                  76     9,765,300      2.96     8.435       738      128,491     98.06     37.90    93.03     0.00
3/27 LIBOR Loans
   (Six-Month LIBOR
   Index)                       200    46,515,906     14.08     7.620       689      232,580     84.08     41.50    34.67    46.64
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        52    15,227,609      4.61     7.227       687      292,839     82.24     41.87    29.43     0.00
3/1 LIBOR Loans (One-Year
   LIBOR Index)                   3       385,676      0.12     8.624       688      128,559     92.95     46.46   100.00     0.00
5/25 LIBOR Loans
   (Six-Month LIBOR
   Index)                       101    23,229,587      7.03     7.880       691      229,996     78.67     40.26    13.42    82.53
5/25 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                         4       872,846      0.26     7.244       706      218,211     73.65     45.82    71.36     0.00
5/1 LIBOR Loans (One-Year
   LIBOR Index)                   3       846,117      0.26     7.173       662      282,039     80.00     39.55    21.85    48.23
                              -----  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====   ======    =====

AMORTIZATION TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                859  $152,183,935     46.07%    7.715%      691     $177,164     80.01%    40.22%   48.76%    0.00%
Balloon                         241    65,934,977     19.96     7.351       687      273,589     78.28     41.97    36.02     0.00
24 Month Interest-Only            1       151,200      0.05     9.130       648      151,200     80.00     45.57     0.00   100.00
60 Month Interest-Only          375   108,765,459     32.93     7.522       693      290,041     80.95     42.15    25.56   100.00
120 Month Interest-Only          10     3,282,767      0.99     7.419       688      328,277     82.56     37.37    38.75   100.00
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====   ======

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          20  $  2,390,107      0.72%    7.856%      683     $119,505     82.48%    38.86%   49.40%   15.66%
Alaska                            1        94,859      0.03     7.500       655       94,859     61.29     25.55     0.00     0.00
Arizona                          76    15,021,967      4.55     7.660       681      197,657     78.30     42.48    42.93    53.05
Arkansas                          5       515,722      0.16     8.918       670      103,144     79.85     42.86    30.08     0.00
California                      249    92,742,092     28.08     7.068       698      372,458     75.67     41.87    32.41    40.42
Colorado                         25     4,358,205      1.32     7.536       682      174,328     82.20     41.73    55.90    64.01
Connecticut                      29     6,907,454      2.09     7.445       696      238,188     81.05     41.61    41.86    24.96
Delaware                          4       767,705      0.23     8.158       695      191,926     93.23     45.59    41.94    22.51
District of Columbia              1       446,250      0.14     8.750       642      446,250     75.00     44.96     0.00   100.00
Florida                         172    33,818,167     10.24     7.801       687      196,617     80.10     41.40    35.68    28.43
Georgia                          56     8,269,340      2.50     8.113       688      147,667     82.81     41.95    37.29    42.15
Hawaii                            1       270,000      0.08     8.875       686      270,000    100.00     43.18     0.00     0.00
Idaho                            10     1,744,784      0.53     7.823       685      174,478     82.15     44.99    25.78    51.81
Illinois                         67    14,365,586      4.35     8.231       697      214,412     87.67     42.91    34.14    24.68
Indiana                          22     2,993,571      0.91     7.755       721      136,071     87.59     39.68    66.75    17.59
Iowa                              9     1,016,055      0.31     7.518       696      112,895     88.23     38.70    86.08    34.22
Kansas                            5       556,579      0.17     7.364       702      111,316     84.33     28.45    69.27    23.70
Kentucky                         18     1,985,821      0.60     8.289       688      110,323     89.51     37.65    57.43     6.12
Louisiana                        13     1,667,146      0.50     7.746       683      128,242     82.79     36.48    38.66    24.67
Maine                             5       847,850      0.26     7.456       692      169,570     90.73     32.92    15.33     0.00
Maryland                         89    23,424,404      7.09     7.560       688      263,196     81.84     41.94    49.63    49.85
Massachusetts                    23     6,547,353      1.98     7.573       709      284,668     79.39     42.14    19.74     0.00
Michigan                         24     2,963,887      0.90     7.913       731      123,495     84.95     39.69    70.36     7.53
Minnesota                        28     4,702,403      1.42     7.968       699      167,943     85.63     41.51    40.01    35.30
Mississippi                       3       316,939      0.10     7.583       734      105,646     87.71     25.29   100.00     0.00
Missouri                         25     2,570,251      0.78     8.460       678      102,810     80.68     39.23    38.02    15.48
Montana                           2       607,737      0.18     7.218       682      303,868     85.58     40.36    27.92     0.00
Nevada                           19     5,042,311      1.53     7.838       675      265,385     81.49     40.18    46.11    71.65
New Hampshire                     3       582,764      0.18     6.951       692      194,255     72.46     41.01    18.88     0.00
New Jersey                       26     6,306,125      1.91     7.984       676      242,543     80.76     38.52    12.60    27.34
New Mexico                        7       795,869      0.24     8.025       673      113,696     79.62     31.28    51.34     0.00
New York                         53    19,004,688      5.75     7.478       681      358,579     77.31     40.18    21.57    32.89
North Carolina                   21     3,297,654      1.00     8.012       680      157,031     83.12     42.27    32.70    20.30
Ohio                             37     4,315,261      1.31     7.930       724      116,629     86.75     36.54    70.12    11.51
Oklahoma                         12     1,590,746      0.48     8.072       677      132,562     75.71     41.21     4.27     0.00
Oregon                           10     2,471,790      0.75     7.766       654      247,179     79.91     39.71    61.90    40.00
Pennsylvania                     51     7,612,442      2.30     7.928       685      149,264     81.24     39.40    36.43    11.82
Rhode Island                      7     1,469,234      0.44     7.385       722      209,891     84.75     44.84    75.47     0.00
South Carolina                   15     2,645,629      0.80     7.840       705      176,375     78.78     34.09    36.68    49.22
South Dakota                      1        87,404      0.03     9.000       703       87,404    100.00     35.03   100.00     0.00
Tennessee                        39     5,406,774      1.64     7.629       678      138,635     82.18     40.31    72.75    15.57
Texas                            54     8,717,531      2.64     7.746       688      161,436     79.44     36.19    56.51    16.73
Utah                             12     1,849,148      0.56     7.815       690      154,096     81.87     41.26    30.20    37.52
Vermont                           1        74,911      0.02     8.600       636       74,911     42.86     40.81   100.00     0.00
Virginia                         76    16,022,033      4.85     7.663       681      210,816     82.87     43.30    47.24    38.22
Washington                       31     7,194,180      2.18     7.771       681      232,070     83.52     41.33    31.72    34.37
West Virginia                     4       496,078      0.15     8.458       650      124,020     78.09     36.24    23.18     0.00
Wisconsin                        25     3,423,532      1.04     7.902       707      136,941     84.87     42.18    48.92    18.99
                              -----  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========    ======     =====   ======   ======

No more than approximately 0.53% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   49  $  7,965,103      2.41%    7.048%      685     $162,553     39.63%    32.95%   58.83%   24.52%
50.01% to 55.00%                 24     4,319,914      1.31     6.888       690      179,996     52.04     37.80    67.45    15.93
55.01% to 60.00%                 48    12,984,112      3.93     6.766       694      270,502     57.58     41.13    58.26     7.69
60.01% to 65.00%                 54    13,847,732      4.19     6.771       689      256,439     63.05     37.33    61.26    16.05
65.01% to 70.00%                 54    13,691,167      4.14     7.110       695      253,540     68.89     37.27    37.36    28.23
70.01% to 75.00%                119    27,096,542      8.20     7.236       678      227,702     73.85     41.22    29.29    32.69
75.01% to 80.00%                643   142,566,010     43.16     7.635       683      221,720     79.65     42.11    31.56    40.76
80.01% to 85.00%                 69    16,938,700      5.13     7.276       700      245,488     84.12     41.80    42.09    44.68
85.01% to 90.00%                162    42,648,260     12.91     7.720       700      263,261     89.49     42.29    26.82    36.47
90.01% to 95.00%                 80    17,816,003      5.39     7.982       699      222,700     94.55     42.35    44.66    33.89
95.01% to 100.00%               184    30,444,796      9.22     8.493       714      165,461     99.81     40.34    61.81    20.84
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   49  $  7,965,103      2.41%    7.048%      685     $162,553     39.63%    32.95%   58.83%   24.52%
50.01% to 55.00%                 24     4,319,914      1.31     6.888       690      179,996     52.04     37.80    67.45    15.93
55.01% to 60.00%                 46    12,117,870      3.67     6.771       697      263,432     57.59     40.72    58.71     8.24
60.01% to 65.00%                 52    13,640,005      4.13     6.752       689      262,308     63.03     37.21    62.19    15.76
65.01% to 70.00%                 47    12,455,011      3.77     7.008       693      265,000     68.27     37.58    44.67    19.77
70.01% to 75.00%                 88    21,958,256      6.65     7.080       680      249,526     73.65     41.29    32.21    29.81
75.01% to 80.00%                236    52,842,878     16.00     7.472       681      223,910     79.27     40.41    37.97    24.01
80.01% to 85.00%                 67    16,648,963      5.04     7.255       700      248,492     84.05     41.70    42.18    46.07
85.01% to 90.00%                178    46,567,634     14.10     7.742       697      261,616     88.18     42.06    26.52    42.66
90.01% to 95.00%                117    24,990,623      7.57     7.901       696      213,595     89.54     41.96    41.71    42.73
95.01% to 100.00%               582   116,812,082     35.36     7.930       693      200,708     84.99     42.49    35.38    39.81
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 85.87%.. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 30.46% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.55%.

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   54  $ 10,643,947      3.22%    7.328%      703     $197,110     75.42%    13.94%   27.75%   14.25%
20.01% to 25.00%                 59     8,882,840      2.69     7.584       703      150,557     79.67     22.88    52.47    17.46
25.01% to 30.00%                 96    18,054,492      5.47     7.368       702      188,068     75.14     27.87    57.96    13.43
30.01% to 35.00%                136    27,778,364      8.41     7.394       689      204,253     75.70     32.72    47.86    40.33
35.01% to 40.00%                227    49,258,757     14.91     7.599       690      216,999     80.23     37.92    36.66    33.97
40.01% to 45.00%                368    85,157,643     25.78     7.688       689      231,407     81.32     42.66    30.55    42.87
45.01% to 50.00%                447   108,331,841     32.80     7.572       691      242,353     80.97     47.58    33.54    34.57
50.01% to 55.00%                 96    21,537,210      6.52     7.637       679      224,346     81.41     52.14    68.80    21.47
55.01% to 60.00%                  3       673,246      0.20     7.615       701      224,415     80.86     55.26    64.06    28.52
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.38% to 55.42% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.18%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             762  $186,887,913     56.58%    7.397%      686     $245,260     77.74%    41.10%   39.37%   33.62%
Purchase                        599   119,240,239     36.10     7.913       697      199,066     84.25     41.69    34.16    37.18
Refinance - Rate/Term           125    24,190,187      7.32     7.305       699      193,521     76.52     39.30    52.60    20.84
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

PROPERTY TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,107  $235,402,998     71.27%    7.543%      691     $212,650     79.73%    40.89%   39.39%   33.47%
Planned Unit Development        181    49,903,144     15.11     7.513       689      275,708     78.82     41.22    35.61    43.02
Two- to Four-Family              97    24,591,882      7.44     7.814       699      253,525     82.83     44.07    37.32    15.95
Condominium                      81    16,903,944      5.12     7.885       688      208,691     83.00     40.95    34.53    44.28
Townhouse                        13     2,601,054      0.79     7.668       691      200,081     81.28     40.52    31.31    20.30
Rowhouse                          5       516,374      0.16     7.794       690      103,275     83.27     36.95    56.75     0.00
Manufactured Housing              2       398,943      0.12     7.091       676      199,471     71.14     47.69   100.00     0.00
                              -----  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====   ======    =====

DOCUMENTATION

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            756  $183,566,024     55.57%    7.792%      689     $242,812     81.00%    42.40%    0.00%   42.04%
Full Documentation              664   127,028,485     38.46     7.316       694      191,308     79.27     40.94   100.00    22.88
Lite Documentation               60    18,884,612      5.72     7.204       691      314,744     75.22     30.96     0.00    31.58
No Documentation                  5       684,992      0.21     8.414       696      136,998     75.93      0.00     0.00     0.00
No Ratio                          1       154,226      0.05     7.750       720      154,226    100.00      0.00     0.00     0.00
                              -----  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========    ======     =====   ======    =====

OCCUPANCY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1,173  $277,256,496     83.94%    7.464%      689     $236,365     79.17%    41.52%   36.73%   37.20%
Investment                      270    43,949,892     13.31     8.173       703      162,777     84.83     39.25    51.16    10.85
Second Home                      43     9,111,951      2.76     8.135       690      211,906     81.89     40.19    29.73    47.05
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                 5  $  1,292,300      0.39%    8.186%      675     $258,460     78.94%    40.36%    0.00%   74.87%
1                               438   102,024,703     30.89     7.495       694      232,933     78.14     40.89    36.44    34.00
2                               380    83,620,914     25.32     7.568       690      220,055     79.01     41.66    36.57    31.26
3                               392    92,405,231     27.97     7.584       688      235,728     80.92     41.14    37.54    38.31
4                               205    40,816,361     12.36     7.677       695      199,104     83.53     41.33    50.26    32.00
5                                39     6,223,652      1.88     8.002       689      159,581     85.01     40.80    49.51    23.36
6                                14     1,878,709      0.57     8.103       661      134,194     82.04     37.64    31.64     5.78
7                                 5       822,994      0.25     7.170       679      164,599     83.41     40.31    15.12     0.00
8                                 3       518,449      0.16     7.693       740      172,816     86.85     34.29    52.33     0.00
9                                 2       230,766      0.07     8.525       645      115,383     77.49     43.60     0.00    65.52
10                                1       167,189      0.05     7.250       742      167,189     80.00     40.94     0.00     0.00
12                                2       317,070      0.10     7.749       679      158,535     92.67     41.49     0.00    73.34
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            321  $ 64,700,919     19.59%    8.019%      692     $201,560     83.82%    40.59%   36.95%   29.34%
6 Months                          1       187,449      0.06     6.125       735      187,449     80.00     37.50   100.00     0.00
12 Months                        90    27,264,885      8.25     7.512       694      302,943     78.44     39.93    28.30    42.66
13 Months                         1        98,795      0.03     6.990       760       98,795     53.51     46.90   100.00     0.00
24 Months                       513   118,889,745     35.99     7.587       686      231,754     81.82     42.98    31.53    39.58
30 Months                         1       283,500      0.09     8.190       752      283,500     89.15     44.00     0.00     0.00
36 Months                       558   118,481,745     35.87     7.341       694      212,333     76.42     40.03    48.29    28.79
60 Months                         1       411,300      0.12     7.490       713      411,300     89.61     23.28   100.00   100.00
                              -----  ------------    ------     -----       ---     --------     -----     -----   ------   ------
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====   ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       62  $ 12,803,505      3.88%    7.856%      623     $206,508     72.98%    42.57%   43.68%   17.26%
626 to 650                      225    45,564,354     13.79     7.736       638      202,508     73.88     41.91    40.74    34.47
651 to 675                      343    76,962,446     23.30     7.704       665      224,380     81.43     41.91    35.15    33.55
676 to 700                      332    74,412,252     22.53     7.641       687      224,133     81.67     41.18    32.14    32.69
701 to 725                      230    50,669,338     15.34     7.416       712      220,301     81.78     40.30    40.15    36.90
726 to 750                      140    34,791,316     10.53     7.289       737      248,509     80.36     40.73    37.33    45.49
751 to 775                       89    20,353,554      6.16     7.455       762      228,692     84.01     41.13    53.11    31.58
776 to 800                       50    11,477,653      3.47     7.185       787      229,553     75.43     38.08    56.22    18.62
801 to 816                       15     3,283,919      0.99     7.497       805      218,928     81.11     37.87    40.09    32.03
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 691.

CREDIT GRADE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
PA1                             172  $ 48,765,613     14.76%    6.974%      751     $283,521     72.79%    40.15%   39.93%   38.17%
PA2                             262    58,611,773     17.74     7.311       696      223,709     74.09     40.33    31.40    34.79
PA3                             521   108,073,931     32.72     7.662       649      207,436     74.42     41.67    38.94    31.90
SA1                             367    75,785,233     22.94     7.855       720      206,499     92.15     40.96    45.19    35.55
SA2                             164    39,081,788     11.83     7.952       669      238,304     89.74     42.78    32.80    30.12
                              -----  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                        1,486  $330,318,338    100.00%    7.577%      691     $222,287     80.00%    41.18%   38.46%   33.97%
                              =====  ============    ======     =====       ===     ========     =====     =====    =====    =====

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                 94  $ 20,417,611      8.05%    8.036%      688     $217,209     78.15%    41.11%    6.89%   82.38%
2.501% to 3.000%                  6     1,400,350      0.55     6.500       684      233,392     68.95     42.33    93.77    57.30
3.001% to 3.500%                 65     9,966,018      3.93     8.038       744      153,323     94.44     39.73    73.54     4.03
3.501% to 4.000%                 26     6,415,919      2.53     6.855       686      246,766     73.37     41.77    44.05    29.69
4.001% to 4.500%                 90    22,955,330      9.06     6.848       705      255,059     79.44     40.13    46.37    38.19
4.501% to 5.000%                119    35,467,370     13.99     7.068       699      298,045     81.52     41.95    33.64    49.44
5.001% to 5.500%                176    45,795,306     18.06     7.452       688      260,201     81.39     41.84    36.94    38.50
5.501% to 6.000%                188    43,366,195     17.11     7.807       682      230,671     84.21     42.18    28.25    40.14
6.001% to 6.500%                138    31,654,206     12.49     8.088       683      229,378     84.02     42.30    22.15    47.81
6.501% to 7.000%                110    21,350,655      8.42     8.276       683      194,097     86.44     43.35    21.73    27.87
7.001% to 7.500%                 46     7,824,066      3.09     8.666       664      170,088     82.72     42.19    14.07    32.38
7.501% to 8.000%                 27     5,321,889      2.10     9.330       682      197,107     86.32     43.42    12.63    25.82
8.001% to 8.500%                  6       758,596      0.30     9.211       667      126,433     86.35     37.46    75.48    37.96
8.501% to 9.000%                  5       683,689      0.27     9.416       679      136,738     89.27     45.19    36.52     0.00
9.001% to 9.500%                  2       127,263      0.05    10.303       689       63,632     91.46     42.81    42.68     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.450% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.250% per annum.

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%               11  $  3,841,642      1.52%    6.175%      701     $349,240     71.85%    41.11%   39.53%   44.49%
12.001% to 12.500%               69    20,914,564      8.25     6.521       710      303,110     76.87     40.67    43.49    51.49
12.501% to 13.000%              136    40,440,225     15.95     6.980       695      297,355     79.91     42.10    30.85    54.48
13.001% to 13.500%              157    39,644,013     15.64     7.436       693      252,510     80.86     41.30    29.99    45.59
13.501% to 14.000%              223    51,824,117     20.44     7.706       683      232,395     81.84     41.14    27.53    42.55
14.001% to 14.500%              163    33,414,987     13.18     8.047       692      205,000     86.19     41.90    41.28    36.48
14.501% to 15.000%              174    33,169,117     13.08     8.340       686      190,627     86.88     42.57    34.21    30.85
15.001% to 15.500%               73    13,544,018      5.34     8.424       681      185,534     86.51     43.12    15.81    36.28
15.501% to 16.000%               54    10,220,095      4.03     8.957       674      189,261     87.29     44.70    12.17    31.87
16.001% to 16.500%               25     4,760,103      1.88     9.300       673      190,404     85.36     43.64    20.80    26.32
16.501% to 17.000%                6       705,145      0.28    10.055       681      117,524     90.08     35.66    22.21     0.00
17.001% to 17.500%                4       772,974      0.30    10.466       732      193,243     88.38     42.67     0.00     9.06
17.501% to 18.000%                2       177,460      0.07    10.658       688       88,730     88.84     29.25     0.00     0.00
18.001% to 18.500%                1        76,000      0.03    11.250       634       76,000     80.00     49.88     0.00     0.00
                              -----  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.849% per annum.

NEXT RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    2  $    317,070      0.13%    7.749%      679     $158,535     92.67%    41.49%    0.00%   73.34%
November 2007                     1       167,189      0.07     7.250       742      167,189     80.00     40.94     0.00     0.00
December 2007                     2       230,766      0.09     8.525       645      115,383     77.49     43.60     0.00    65.52
January 2008                      2       271,321      0.11     8.143       745      135,660     98.43     34.81   100.00     0.00
March 2008                        3       286,807      0.11     8.319       649       95,602     75.56     45.85    53.25    37.87
April 2008                       14     2,378,635      0.94     8.014       700      169,902     88.78     41.37    44.73    37.47
May 2008                         85    16,474,007      6.50     8.029       701      193,812     86.45     41.54    39.07    34.84
June 2008                       234    58,742,145     23.17     7.664       689      251,035     82.60     41.89    34.73    45.46
July 2008                       202    42,582,501     16.80     7.725       689      210,804     82.44     42.52    35.51    35.32
August 2008                     182    44,315,032     17.48     7.679       689      243,489     81.60     42.61    22.32    37.02
February 2009                     1       124,473      0.05     7.875       739      124,473    100.00     42.41   100.00     0.00
March 2009                        3       734,810      0.29     7.925       663      244,937     84.62     41.30     0.00     0.00
April 2009                        5     1,072,728      0.42     8.201       683      214,546     92.93     38.32    63.75    31.66
May 2009                         58    12,772,422      5.04     7.708       682      220,214     86.96     41.47    43.54    49.21
June 2009                        67    15,105,051      5.96     7.608       687      225,449     83.48     40.01    34.06    38.84
July 2009                        56    13,408,020      5.29     7.584       684      239,429     84.40     43.42    23.51    25.28
August 2009                      72    19,248,137      7.59     7.286       700      267,335     81.14     41.52    36.31    30.21
September 2009                    1       324,800      0.13     7.890       680      324,800     80.00     38.14     0.00     0.00
February 2011                     1       438,033      0.17     6.625       668      438,033     80.00     38.27     0.00     0.00
April 2011                        1       223,200      0.09     7.875       647      223,200     80.00     44.88     0.00   100.00
May 2011                          4       782,649      0.31     6.961       692      195,662     91.96     36.82    91.31    68.05
June 2011                        10     2,945,369      1.16     7.163       696      294,537     78.19     34.93    33.79    69.77
July 2011                        31     6,892,846      2.72     7.950       703      222,350     79.18     41.53     8.26    76.88
August 2011                      57    12,698,953      5.01     7.986       685      222,789     77.36     41.28    12.96    82.71
September 2011                    4       967,500      0.38     8.286       673      241,875     78.59     41.11     0.00   100.00
                              -----  ------------    ------    ------       ---     --------    ------     -----   ------   ------
TOTAL:                        1,098  $253,504,462    100.00%    7.692%      690     $230,878     82.63%    41.84%   31.13%   42.03%
                              =====  ============    ======    ======       ===     ========    ======     =====   ======   ======

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $177,191,143
Aggregate Original Principal Balance      $177,291,225
Number of Mortgage Loans                           971

                                          MINIMUM    MAXIMUM   AVERAGE (1)
                                          -------   --------   -----------
Original Principal Balance                $25,000   $625,000      $182,586
Outstanding Principal Balance             $24,971   $624,419      $182,483

                                                                 WEIGHTED
                                          MINIMUM    MAXIMUM   AVERAGE (2)
                                          -------   --------   -----------
Original Term (mos)                          120        360           356
Stated remaining Term (mos)                  119        360           353
Loan Age (mos)                                 0         12             2
Current Interest Rate                      5.990%    11.250%        7.632%
Initial Interest Rate Cap (3)              1.500%     3.000%        2.433%
Periodic Rate Cap (3)                      1.000%     2.000%        1.078%
Gross Margin (3)                           2.500%     9.450%        5.502%
Maximum Mortgage Rate (3)                 11.990%    18.250%       14.007%
Minimum Mortgage Rate (3)                  3.125%    11.250%        7.064%
Months to Roll (3)                            12         36            25
Original Loan-to-Value                     16.56%    100.00%        80.17%
Combined Loan-to-Value:                    16.56%    100.00%        83.98%
Credit Score (4)                             620        816           689

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             08/01/2016   09/01/2036

                                            PERCENT OF
LIEN POSITION                             MORTGAGE POOL
-------------                             -------------
1st Lien                                        100.00%

OCCUPANCY
Primary                                          79.46%
Second Home                                       2.46%
Investment                                       18.08%

LOAN TYPE
Fixed Rate                                       25.00%
ARM                                              75.00%

AMORTIZATION TYPE
Fully Amortizing                                 55.14%
Interest-Only                                    23.60%
Balloon                                          21.27%

                                            PERCENT OF
YEAR OF ORIGINATION                       MORTGAGE POOL
-------------------                       -------------
2005                                              0.43%
2006                                             99.57%

LOAN PURPOSE
Purchase                                         23.17%
Refinance - Rate/Term                             9.06%
Refinance - Cashout                              67.77%

PROPERTY TYPE
Single Family                                    72.95%
Planned Unit Development                         10.27%
Two- to Four-Family                               9.66%
Condominium                                       5.79%
Townhouse                                         0.82%
Rowhouse                                          0.29%
Manufactured Housing                              0.23%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                  3  $  1,026,199      0.58%    5.993%      691     $342,066     66.55%    41.31%   37.28%    0.00%
6.001% to 6.500%                 77    19,637,683     11.08     6.370       711      255,035     68.55     39.40    65.70    26.56
6.501% to 7.000%                152    34,227,246     19.32     6.825       696      225,179     74.65     41.68    52.52    32.67
7.001% to 7.500%                166    29,780,673     16.81     7.308       681      179,402     79.76     41.21    60.87    24.34
7.501% to 8.000%                217    40,627,544     22.93     7.794       678      187,224     81.08     41.18    35.38    24.13
8.001% to 8.500%                141    22,966,961     12.96     8.331       691      162,886     87.81     41.86    37.64    20.66
8.501% to 9.000%                139    19,024,125     10.74     8.783       690      136,864     89.22     40.87    44.11    12.73
9.001% to 9.500%                 42     5,936,037      3.35     9.239       680      141,334     85.63     41.96    27.07    16.10
9.501% to 10.000%                21     2,411,619      1.36     9.740       676      114,839     85.58     41.12    27.00     7.05
10.001% to 10.500%                7       960,917      0.54    10.376       713      137,274     87.30     43.16     4.59     7.28
10.501% to 11.000%                4       443,191      0.25    10.714       693      110,798     90.46     39.93     0.00     0.00
11.001% to 11.500%                2       148,948      0.08    11.152       677       74,474     89.80     46.10     0.00     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.632% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
REMAINING MONTHS           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
TO STATED MATURITY           LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                        1  $     52,000      0.03%    7.375%      717     $ 52,000     76.47%    40.31%  100.00%    0.00%
169 to 180                       36     3,601,311      2.03     7.444       670      100,036     67.48     36.01    94.30     0.00
229 to 240                        9       897,089      0.51     8.066       686       99,677     73.76     38.75    57.27     0.00
289 to 300                        1       200,000      0.11     6.750       731      200,000     79.05     30.26   100.00     0.00
337 to 348                        1        84,541      0.05     9.700       726       84,541    100.00     29.39     0.00     0.00
349 to 360                      923   172,356,202     97.27     7.634       689      186,735     80.46     41.32    45.80    24.26
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL MORTGAGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  17  $    796,182      0.45%    8.665%      692     $ 46,834     66.88%    32.22%   71.38%    0.00%
$50,001 to $100,000             198    15,253,767      8.61     8.288       694       77,039     81.60     37.64    69.89     1.38
$100,001 to $150,000            230    29,127,766     16.44     7.856       684      126,642     80.53     38.95    58.10    13.09
$150,001 to $200,000            181    31,626,914     17.85     7.723       688      174,734     80.92     42.25    55.65    23.12
$200,001 to $250,000            120    26,924,966     15.20     7.612       685      224,375     80.15     40.63    42.32    17.41
$250,001 to $300,000            101    27,770,146     15.67     7.551       689      274,952     80.72     41.81    33.62    34.12
$300,001 to $350,000             57    18,693,046     10.55     7.341       694      327,948     79.92     42.14    40.05    40.11
$350,001 to $400,000             40    14,955,394      8.44     7.066       692      373,885     77.68     43.02    35.24    44.75
$400,001 to $450,000             18     7,473,409      4.22     7.040       693      415,189     77.58     44.26    38.88    21.73
$450,001 to $500,000              6     2,847,823      1.61     7.240       695      474,637     80.12     46.43    33.77    17.51
$500,001 to $550,000              1       530,859      0.30     8.250       674      530,859     90.00     52.66     0.00     0.00
$550,001 to $600,000              1       566,453      0.32    10.450       751      566,453     90.00     43.20     0.00     0.00
$600,001 to $650,000              1       624,419      0.35     7.750       628      624,419     64.43     37.20     0.00     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,971 to approximately $624,419 and the average outstanding principal balance of the Mortgage Loans was approximately $182,483.

PRODUCT TYPES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans              10    $1,297,755      0.73%    7.341%      666     $129,775     69.52%    42.19%  100.00%    0.00%
30/40 Balloon Loans              15     3,228,754      1.82     7.485       686      215,250     74.86     42.82    59.24     0.00
30/45 Balloon Loans               2       539,000      0.30     7.308       698      269,500     73.36     33.41   100.00     0.00
30/50 Balloon Loans               9     2,601,955      1.47     6.550       734      289,106     64.34     38.28    69.45     0.00
10 Year Fixed Loans               1        52,000      0.03     7.375       717       52,000     76.47     40.31   100.00     0.00
15 Year Fixed Loans              26     2,303,556      1.30     7.502       672       88,598     66.32     32.53    91.09     0.00
20 Year Fixed Loans               9       897,089      0.51     8.066       686       99,677     73.76     38.75    57.27     0.00
25 Year Fixed Loans               1       200,000      0.11     6.750       731      200,000     79.05     30.26   100.00     0.00
30 Year Fixed Loans             205    33,173,068     18.72     7.313       689      161,820     71.59     40.32    71.14     8.96
2/28 LIBOR Loans
   (Six-Month LIBOR
   Index)                       358    66,293,464     37.41     7.767       687      185,177     82.11     41.67    37.08    41.97
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        89    21,244,451     11.99     7.509       680      238,702     79.37     42.94    31.14     0.00
2/1 LIBOR Loans
   (One-Year LIBOR Index)        65     8,167,480      4.61     8.485       744      125,654     99.70     37.34   100.00     0.00
3/27 LIBOR Loans
   (Six-Month LIBOR
   Index)                       142    28,114,937     15.87     7.744       684      197,993     83.90     41.17    32.93    39.19
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        37     8,767,958      4.95     7.370       680      236,972     82.12     43.13    24.61     0.00
3/1 LIBOR Loans
   (One-Year LIBOR Index)         2       309,676      0.17     8.740       685      154,838     96.13     46.96   100.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

AMORTIZATION TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                633  $ 97,699,789     55.14%    7.810%      691     $154,344     80.81%    40.43%   54.56%    0.00%
Balloon                         162    37,679,873     21.27     7.400       684      232,592     78.16     42.49    38.03     0.00
24 Month Interest-Only            1       151,200      0.09     9.130       648      151,200     80.00     45.57     0.00   100.00
60 Month Interest-Only          170    40,602,781     22.91     7.419       688      238,840     80.57     41.71    35.99   100.00
120 Month Interest-Only           5     1,057,500      0.60     7.407       709      211,500     77.04     41.73    81.39   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
STATE                        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----                      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          14    $1,460,837      0.82%    8.158%      678     $104,346     86.73%    43.48%   44.94%   10.35%
Alaska                            1        94,859      0.05     7.500       655       94,859     61.29     25.55     0.00     0.00
Arizona                          57    10,396,452      5.87     7.537       680      182,394     77.70     42.01    51.27    40.35
Arkansas                          3       263,045      0.15     8.742       660       87,682     75.48     42.90    58.97     0.00
California                      123    35,905,644     20.26     7.055       695      291,916     71.96     42.34    37.77    31.42
Colorado                         19     3,153,628      1.78     7.451       677      165,980     83.52     39.85    74.05    58.69
Connecticut                      23     4,781,979      2.70     7.718       683      207,912     83.96     44.74    32.65    36.06
Delaware                          3       521,450      0.29     7.997       675      173,817     90.03     48.16    61.74    33.14
Florida                          95    16,700,704      9.43     7.715       682      175,797     79.68     40.13    47.51     8.94
Georgia                          25     3,533,115      1.99     8.223       699      141,325     88.99     40.87    66.46     8.60
Idaho                             4       659,772      0.37     7.648       673      164,943     83.31     47.54    68.17     0.00
Illinois                         53    10,429,162      5.89     8.311       700      196,777     88.74     43.85    36.25    19.99
Indiana                          18     2,084,450      1.18     7.826       725      115,803     88.09     38.91    66.72    10.79
Iowa                              6       500,945      0.28     8.135       701       83,491     86.45     37.90    71.78     0.00
Kansas                            4       479,694      0.27     6.964       704      119,924     81.82     28.89    80.38    27.50
Kentucky                         13     1,341,225      0.76     8.162       689      103,171     89.60     36.26    76.01     0.00
Louisiana                         8       639,288      0.36     7.977       688       79,911     77.22     35.93    22.34     0.00
Maine                             4       719,155      0.41     7.540       690      179,789     92.65     35.01    18.08     0.00
Maryland                         63    13,701,552      7.73     7.455       688      217,485     82.10     41.37    50.94    33.81
Massachusetts                    21     5,851,735      3.30     7.559       705      278,654     79.58     41.69    18.03     0.00
Michigan                         20     2,033,830      1.15     8.160       722      101,691     89.92     39.74    67.78     0.00
Minnesota                        22     3,491,020      1.97     7.878       699      158,683     85.88     41.72    53.90    38.79
Mississippi                       2       197,250      0.11     8.034       702       98,625     80.25     25.87   100.00     0.00
Missouri                         17     1,650,800      0.93     8.386       680       97,106     77.23     41.21    43.36     0.00
Montana                           1       169,704      0.10     8.750       719      169,704    100.00     45.74   100.00     0.00
Nevada                           14     3,274,962      1.85     7.726       678      233,926     81.83     41.72    71.00    61.34
New Hampshire                     3       582,764      0.33     6.951       692      194,255     72.46     41.01    18.88     0.00
New Jersey                       23     4,753,250      2.68     7.943       683      206,663     82.80     37.50    16.72    36.27
New Mexico                        4       463,428      0.26     8.035       678      115,857     78.96     28.39    44.45     0.00
New York                         25     6,211,254      3.51     7.431       662      248,450     74.87     40.01    37.53    13.73
North Carolina                    9       838,625      0.47     8.377       693       93,181     86.43     40.66    76.04    12.95
Ohio                             32     3,667,448      2.07     7.918       728      114,608     86.32     37.13    76.35    13.55
Oklahoma                          4       236,062      0.13     8.711       682       59,015     72.81     33.88     0.00     0.00
Oregon                            7     1,499,446      0.85     7.875       664      214,207     79.84     35.32    48.70    65.94
Pennsylvania                     40     4,991,417      2.82     7.962       687      124,785     81.38     38.22    54.04    14.47
Rhode Island                      5     1,001,388      0.57     7.272       705      200,278     83.48     44.71    64.00     0.00
South Carolina                    6       619,136      0.35     8.408       702      103,189     88.58     34.68    64.05     0.00
South Dakota                      1        87,404      0.05     9.000       703       87,404    100.00     35.03   100.00     0.00
Tennessee                        32     4,206,747      2.37     7.693       673      131,461     81.01     39.82    70.73    13.17
Texas                            36     4,818,318      2.72     7.685       677      133,842     81.56     39.93    75.61     7.97
Utah                              7     1,000,537      0.56     7.980       682      142,934     80.74     42.27    39.34    31.42
Vermont                           1        74,911      0.04     8.600       636       74,911     42.86     40.81   100.00     0.00
Virginia                         59    11,089,952      6.26     7.732       684      187,965     80.64     43.88    45.11    25.15
Washington                       18     3,623,944      2.05     7.852       679      201,330     84.41     39.71    33.91    16.96
West Virginia                     3       414,124      0.23     8.381       646      138,041     73.75     34.26    27.77     0.00
Wisconsin                        23     2,974,732      1.68     7.842       702      129,336     85.61     41.31    56.30    21.86
                                ---  ------------    ------     -----       ---     --------    ------     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========    ======     =====    =====    =====

(1) No more than approximately 0.65% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   41  $  5,613,575      3.17%    7.123%      684     $136,916     39.59%    35.99%   69.48%   18.12%
50.01% to 55.00%                 21     3,562,627      2.01     6.873       681      169,649     52.10     37.12    67.76    19.31
55.01% to 60.00%                 30     6,486,034      3.66     6.831       701      216,201     57.60     38.37    61.25     0.00
60.01% to 65.00%                 37     7,312,148      4.13     6.945       684      197,626     63.36     37.75    55.09    10.50
65.01% to 70.00%                 30     6,354,417      3.59     7.121       689      211,814     68.29     41.60    42.47    38.75
70.01% to 75.00%                 80    16,018,514      9.04     7.249       680      200,231     73.49     42.27    40.57    27.92
75.01% to 80.00%                367    67,410,099     38.04     7.644       676      183,679     79.62     42.01    39.95    27.45
80.01% to 85.00%                 53     9,925,432      5.60     7.351       702      187,272     83.86     40.94    52.27    21.09
85.01% to 90.00%                109    21,511,783     12.14     7.773       699      197,356     89.56     41.78    33.60    23.66
90.01% to 95.00%                 67    13,601,794      7.68     8.197       697      203,012     94.66     42.91    39.72    32.64
95.01% to 100.00%               136    19,394,719     10.95     8.476       718      142,608     99.80     39.93    76.54    11.73
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 80.17%

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   41  $  5,613,575      3.17%    7.123%      684     $136,916     39.59%    35.99%   69.48%   18.12%
50.01% to 55.00%                 21     3,562,627      2.01     6.873       681      169,649     52.10     37.12    67.76    19.31
55.01% to 60.00%                 29     6,069,034      3.43     6.854       702      209,277     57.51     38.33    65.46     0.00
60.01% to 65.00%                 36     7,178,066      4.05     6.926       685      199,391     63.35     37.55    56.11    10.69
65.01% to 70.00%                 30     6,354,417      3.59     7.121       689      211,814     68.29     41.60    42.47    38.75
70.01% to 75.00%                 71    14,626,136      8.25     7.200       681      206,002     73.44     42.08    41.85    29.16
75.01% to 80.00%                182    35,893,409     20.26     7.601       674      197,217     79.25     40.43    39.13    18.08
80.01% to 85.00%                 50     9,533,694      5.38     7.310       703      190,674     83.82     40.85    53.29    21.95
85.01% to 90.00%                113    22,551,716     12.73     7.754       698      199,573     88.97     41.50    34.38    26.36
90.01% to 95.00%                 76    14,998,549      8.46     8.135       693      197,349     92.94     43.07    42.50    31.81
95.01% to 100.00%               322    50,809,918     28.68     8.002       694      157,795     87.41     42.45    52.59    26.20
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.56% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 83.98%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 19.74% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.80%.

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   38  $  4,824,609      2.72%    7.867%      703     $126,963     80.76%    15.40%   43.87%    2.73%
20.01% to 25.00%                 40     4,899,160      2.76     7.850       696      122,479     80.25     22.74    49.89    14.39
25.01% to 30.00%                 72    11,927,170      6.73     7.433       703      165,655     75.24     27.74    62.93    19.48
30.01% to 35.00%                 92    15,563,298      8.78     7.338       690      169,166     74.51     32.88    59.10    33.13
35.01% to 40.00%                151    27,810,773     15.70     7.622       685      184,177     79.39     37.86    44.37    21.70
40.01% to 45.00%                220    41,095,767     23.19     7.687       688      186,799     81.75     42.65    40.78    26.67
45.01% to 50.00%                287    57,861,087     32.65     7.661       688      201,607     81.17     47.67    41.93    24.23
50.01% to 55.00%                 68    12,536,034      7.07     7.719       679      184,353     83.50     52.14    64.22    18.26
55.01% to 60.00%                  3       673,246      0.38     7.615       701      224,415     80.86     55.26    64.06    28.52
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 5.12% to 55.42% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.18%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout             587  $120,085,098     67.77%    7.503%      684     $204,574     77.96%    41.21%   42.71%   26.56%
Purchase                        286    41,057,902     23.17     8.146       702      143,559     87.99     41.30    56.08    16.24
Refinance - Rate/Term            98    16,048,143      9.06     7.284       696      163,757     76.66     40.63    54.80    20.24
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

PROPERTY TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   741  $129,253,001     72.95%    7.631%      688     $174,431     79.62%    40.62%   47.59%   25.61%
Planned Unit Development         81    18,189,193     10.27     7.405       681      224,558     79.89     41.72    45.98    23.79
Two- to Four-Family              75    17,119,326      9.66     7.796       700      228,258     81.97     43.43    40.98     7.04
Condominium                      58    10,255,253      5.79     7.728       698      176,815     84.71     43.11    49.40    30.94
Townhouse                         9     1,459,054      0.82     7.991       673      162,117     80.31     43.38    31.27     0.00
Rowhouse                          5       516,374      0.29     7.794       690      103,275     83.27     36.95    56.75     0.00
Manufactured Housing              2       398,943      0.23     7.091       676      199,471     71.14     47.69   100.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

DOCUMENTATION

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            418  $ 87,108,056     49.16%    7.815%      685     $208,392     80.42%    42.05%    0.00%   28.11%
Full Documentation              516    83,105,163     46.90     7.438       693      161,057     79.89     40.67   100.00    18.62
Lite Documentation               33     6,483,324      3.66     7.599       690      196,464     80.85     35.96     0.00    28.56
No Documentation                  4       494,600      0.28     8.314       711      123,650     74.37      0.00     0.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

OCCUPANCY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                         732  $140,801,312     79.46%    7.466%      685     $192,352     78.69%    41.59%   43.60%   28.70%
Investment                      214    32,038,775     18.08     8.286       705      149,714     86.16     39.42    61.09     2.18
Second Home                      25     4,351,057      2.46     8.199       685      174,042     83.94     40.66    49.22    16.30
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
0                                 1  $    324,800      0.18%    7.890%      680     $324,800     80.00%    38.14%    0.00%    0.00%
1                               266    50,775,427     28.66     7.445       691      190,885     77.16     40.41    45.68    22.52
2                               260    49,421,208     27.89     7.630       688      190,082     79.81     41.76    46.02    24.61
3                               265    48,472,446     27.36     7.675       686      182,915     81.25     41.96    44.39    27.13
4                               134    21,490,056     12.13     7.877       693      160,374     84.27     40.64    57.13    20.12
5                                27     4,283,388      2.42     7.905       686      158,644     85.65     39.74    57.67    11.27
6                                10     1,470,734      0.83     7.928       653      147,073     78.73     36.43    33.98     7.38
7                                 2       199,267      0.11     7.903       718       99,634     94.10     42.12    62.47     0.00
8                                 2       271,321      0.15     8.143       745      135,660     98.43     34.81   100.00     0.00
9                                 2       230,766      0.13     8.525       645      115,383     77.49     43.60     0.00    65.52
10                                1       167,189      0.09     7.250       742      167,189     80.00     40.94     0.00     0.00
12                                1        84,541      0.05     9.700       726       84,541    100.00     29.39     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            223  $ 37,982,524     21.44%    8.069%      695     $170,325     85.21%    40.50%   44.97%   20.12%
6 Months                          1       187,449      0.11     6.125       735      187,449     80.00     37.50   100.00     0.00
12 Months                        50    11,228,303      6.34     7.525       685      224,566     78.05     40.84    46.50    15.30
13 Months                         1        98,795      0.06     6.990       760       98,795     53.51     46.90   100.00     0.00
24 Months                       351    67,352,746     38.01     7.613       684      191,888     81.39     42.30    37.80    31.80
36 Months                       345    60,341,326     34.05     7.404       691      174,902     76.06     40.40    58.09    18.28
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       44  $  7,917,843      4.47%    7.969%      623     $179,951     72.83%    41.39%   46.61%   13.85%
626 to 650                      152    27,307,267     15.41     7.711       638      179,653     73.30     41.72    46.02    26.77
651 to 675                      220    40,437,339     22.82     7.676       665      183,806     81.39     41.47    41.68    21.25
676 to 700                      213    39,847,097     22.49     7.700       687      187,076     82.51     41.91    45.23    23.94
701 to 725                      149    26,257,091     14.82     7.578       711      176,222     83.15     42.04    43.94    26.66
726 to 750                       85    15,705,996      8.86     7.288       736      184,776     79.95     39.73    54.18    28.39
751 to 775                       64    11,719,076      6.61     7.562       761      183,111     83.77     39.31    60.37    21.94
776 to 800                       33     6,050,119      3.41     7.456       785      183,337     78.38     36.98    60.08    15.90
801 to 816                       11     1,949,314      1.10     7.319       804      177,210     78.55     35.83    62.38    14.16
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 689.

CREDIT GRADE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
PA1                              92   $20,670,351     11.67%    6.864%      754     $224,678     69.67%    39.60%   51.24%   28.02%
PA2                             152    27,362,541    0.1544     0.073       695      180,017      0.73      0.42     0.43     0.24
PA3                             334    59,737,175     33.71     7.649       647      178,854     73.86     41.49    45.34    23.41
SA1                             278    47,350,784     26.72     7.994       719      170,327     92.60     40.68    53.05    24.73
SA2                             115    22,070,293     12.46     7.918       668      191,916     89.42     42.19    39.07    16.64
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          971  $177,191,143    100.00%    7.632%      689     $182,483     80.17%    41.18%   46.90%   23.60%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                  1  $    129,800      0.10%    7.340%      660     $129,800     80.00%    41.69%  100.00%    0.00%
2.501% to 3.000%                  4       597,950      0.45     6.805       672      149,487     81.22     34.89    85.42     0.00
3.001% to 3.500%                 59     8,906,223      6.70     8.020       745      150,953     94.23     39.30    76.77     4.51
3.501% to 4.000%                 18     3,499,160      2.63     7.259       679      194,398     75.84     39.85    38.12    13.73
4.001% to 4.500%                 66    14,066,780     10.58     7.015       693      213,133     79.25     39.73    45.95    29.19
4.501% to 5.000%                 66    15,780,664     11.87     7.090       697      239,101     78.90     42.32    36.23    34.06
5.001% to 5.500%                109    22,005,666     16.56     7.403       689      201,887     82.66     42.64    47.28    31.98
5.501% to 6.000%                138    29,146,253     21.93     7.758       677      211,205     83.54     41.67    30.45    33.68
6.001% to 6.500%                 90    17,176,482     12.92     8.117       680      190,850     83.45     42.97    29.37    40.03
6.501% to 7.000%                 79    12,079,067      9.09     8.393       684      152,900     86.18     41.60    31.30    26.14
7.001% to 7.500%                 35     5,207,579      3.92     8.687       667      148,788     83.52     40.23    18.89    26.54
7.501% to 8.000%                 19     3,356,803      2.53     9.584       673      176,674     83.31     43.21    14.43     6.28
8.001% to 8.500%                  4       402,596      0.30     9.427       702      100,649     91.97     33.16    53.79     0.00
8.501% to 9.000%                  3       415,679      0.31     9.694       682      138,560     90.93     49.08    60.07     0.00
9.001% to 9.500%                  2       127,263      0.10    10.303       689       63,632     91.46     42.81    42.68     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----   ------    -----
TOTAL:                          693  $132,897,966    100.00%    7.741%      688     $191,772     83.17%    41.61%   38.44%   29.22%
                                ===  ============    ======    ======       ===     ========     =====     =====   ======    =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 9.450% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.502% per annum.

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%                2  $    643,581      0.48%    5.994%      692     $321,790     78.35%    37.97%    0.00%    0.00%
12.001% to 12.500%               36     9,355,432      7.04     6.353       702      259,873     75.56     39.48    45.60    39.37
12.501% to 13.000%               67    17,695,270     13.31     6.865       697      264,109     78.32     42.21    35.87    33.96
13.001% to 13.500%               79    16,706,889     12.57     7.267       688      211,480     81.27     41.60    43.31    25.56
13.501% to 14.000%              145    29,634,641     22.30     7.621       681      204,377     82.20     40.97    31.05    36.41
14.001% to 14.500%              114    19,914,251     14.98     8.032       689      174,686     86.79     42.19    55.93    30.09
14.501% to 15.000%              136    21,519,414     16.19     8.378       692      158,231     88.03     41.86    43.16    21.84
15.001% to 15.500%               47     7,222,871      5.43     8.496       687      153,678     86.70     40.85    20.85    22.47
15.501% to 16.000%               34     4,942,374      3.72     9.028       667      145,364     84.41     44.56    25.16    19.35
16.001% to 16.500%               20     3,531,664      2.66     9.235       673      176,583     83.76     44.28    19.88    21.09
16.501% to 17.000%                6       705,145      0.53    10.055       681      117,524     90.08     35.66    22.21     0.00
17.001% to 17.500%                4       772,974      0.58    10.466       732      193,243     88.38     42.67     0.00     9.06
17.501% to 18.000%                2       177,460      0.13    10.658       688       88,730     88.84     29.25     0.00     0.00
18.001% to 18.500%                1        76,000      0.06    11.250       634       76,000     80.00     49.88     0.00     0.00
                                ---  ------------    ------    ------       ---     --------     -----     -----    -----    -----
TOTAL:                          693  $132,897,966    100.00%    7.741%      688     $191,772     83.17%    41.61%   38.44%   29.22%
                                ===  ============    ======    ======       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.990% per annum to 18.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.007% per annum.

NEXT RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    1  $     84,541      0.06%    9.700%      726     $ 84,541    100.00%    29.39%    0.00%    0.00%
November 2007                     1       167,189      0.13     7.250       742      167,189     80.00     40.94     0.00     0.00
December 2007                     2       230,766      0.17     8.525       645      115,383     77.49     43.60     0.00    65.52
January 2008                      2       271,321      0.20     8.143       745      135,660     98.43     34.81   100.00     0.00
March 2008                        3       286,807      0.22     8.319       649       95,602     75.56     45.85    53.25    37.87
April 2008                        8     1,137,011      0.86     7.682       727      142,126     95.50     38.12    70.99    12.59
May 2008                         58     9,139,746      6.88     8.122       705      157,582     86.80     39.97    60.39    19.53
June 2008                       151    29,523,418     22.22     7.752       687      195,519     82.69     42.09    44.33    30.99
July 2008                       153    28,831,782     21.69     7.813       689      188,443     83.58     42.28    41.44    30.86
August 2008                     125    25,371,567     19.09     7.585       688      202,973     80.29     41.31    27.25    29.90
February 2009                     1       124,473      0.09     7.875       739      124,473    100.00     42.41   100.00     0.00
March 2009                        2       535,231      0.40     7.375       663      267,615     78.89     40.08     0.00     0.00
April 2009                        4       953,039      0.72     8.372       670      238,260     92.04     40.08    59.20    35.63
May 2009                         39     7,143,366      5.38     8.025       677      183,163     87.45     40.75    36.37    35.55
June 2009                        53    10,157,100      7.64     7.564       688      191,643     82.45     40.04    28.10    33.54
July 2009                        41     8,629,236      6.49     7.691       684      210,469     86.50     43.00    26.09    26.07
August 2009                      48     9,986,575      7.51     7.478       687      208,054     79.88     42.34    39.99    24.86
September 2009                    1       324,800      0.24     7.890       680      324,800     80.00     38.14     0.00     0.00
                                ---  ------------    ------    ------       ---     --------    ------     -----   ------    -----
TOTAL:                          693  $132,897,966    100.00%    7.741%      688     $191,772     83.17%    41.61%   38.44%   29.22%
                                ===  ============    ======    ======       ===     ========    ======     =====   ======    =====

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $153,127,195
Aggregate Original Principal Balance      $153,185,280
Number of Mortgage Loans                           515

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $35,000   $980,000      $297,447
Outstanding Principal Balance   $34,861   $980,000      $297,334

                                                       WEIGHTED
                                MINIMUM    MAXIMUM   AVERAGE (2)
                                -------   --------   -----------
Original Term (mos)                 180        360           358
Stated remaining Term (mos)         174        360           355
Loan Age (mos)                        0         12             2
Current Interest Rate             5.990%    10.750%        7.513%
Initial Interest Rate Cap (3)     1.500%     6.000%        2.855%
Periodic Rate Cap (3)             1.000%     2.000%        1.039%
Gross Margin (3)                  2.250%     9.000%        4.971%
Maximum Mortgage Rate (3)        11.625%    16.250%       13.674%
Minimum Mortgage Rate (3)         2.250%     9.860%        6.351%
Months to Roll (3)                   12         60            32
Original Loan-to-Value            23.53%    100.00%        79.81%
Combined Loan-to-Value:           23.53%    100.00%        88.06%
Credit Score (4)                    620        812           693

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   03/10/2021   09/01/2036

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                               100.00%

OCCUPANCY
Primary                                 89.11%
Second Home                              3.11%
Investment                               7.78%

LOAN TYPE
Fixed Rate                              21.24%
ARM                                     78.76%

AMORTIZATION TYPE
Fully Amortizing                        35.58%
Interest-Only                           45.97%
Balloon                                 18.45%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2005                                     0.15%
2006                                    99.85%

LOAN PURPOSE
Purchase                                51.06%
Refinance - Rate/Term                    5.32%
Refinance - Cashout                     43.63%

PROPERTY TYPE
Single Family                           69.32%
Planned Unit Development                20.71%
Two- to Four-Family                      4.88%
Condominium                              4.34%
Townhouse                                0.75%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF MORTGAGE RATES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                  7  $  2,888,617      1.89%    5.992%      716     $412,660     66.65%    38.73%   65.80%   48.95%
6.001% to 6.500%                 45    18,875,487     12.33     6.350       718      419,455     73.12     38.08    59.80    25.04
6.501% to 7.000%                 81    32,134,283     20.99     6.794       695      396,720     76.64     40.80    37.22    43.36
7.001% to 7.500%                 85    26,265,222     17.15     7.332       697      309,003     79.91     41.10    29.31    49.42
7.501% to 8.000%                112    30,141,035     19.68     7.816       683      269,116     81.30     41.53    16.10    55.54
8.001% to 8.500%                 99    24,370,771     15.92     8.290       689      246,169     83.71     42.86    16.18    52.99
8.501% to 9.000%                 58    14,200,421      9.27     8.758       679      244,835     84.94     43.88    12.03    50.52
9.001% to 9.500%                 17     2,341,870      1.53     9.237       683      137,757     87.33     37.27    24.46    21.69
9.501% to 10.000%                 9     1,467,050      0.96     9.657       675      163,006     95.85     38.39     0.00     0.00
10.001% to 10.500%                1       367,496      0.24    10.250       693      367,496    100.00     50.39     0.00     0.00
10.501% to 11.000%                1        74,943      0.05    10.750       676       74,943    100.00     49.33     0.00     0.00
                                ---  ------------    ------    ------       ---     --------    ------    ------    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======    ======       ===     ========    ======    ======    =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.990% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.513% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF REMAINING MONTHS  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
TO STATED MATURITY           LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                        9  $  1,467,123      0.96%    6.815%      737     $163,014     71.58%    34.75%   90.13%    0.00%
229 to 240                        3       814,128      0.53     6.694       676      271,376     50.76     16.95    10.06     0.00
337 to 348                        1       232,530      0.15     7.040       662      232,530     90.00     45.89     0.00   100.00
349 to 360                      502   150,613,415     98.36     7.525       693      300,027     80.03     41.37    28.23    46.58
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
RANGE OF                      OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL MORTGAGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                   2  $     84,861      0.06%    7.853%      709     $ 42,431     58.22%    21.48%   58.92%    0.00%
$50,001 to $100,000              54     4,253,123      2.78     8.321       679       78,762     80.09     38.42    35.49    18.65
$100,001 to $150,000             72     8,907,773      5.82     7.985       687      123,719     81.31     39.52    34.34    25.53
$150,001 to $200,000             73    12,681,465      8.28     7.970       682      173,719     80.56     41.60    21.14    27.68
$200,001 to $250,000             49    11,168,389      7.29     7.801       684      227,926     81.27     41.64    25.06    46.26
$250,001 to $300,000             52    14,366,440      9.38     7.892       693      276,278     83.21     43.95    21.51    57.34
$300,001 to $350,000             29     9,384,148      6.13     7.586       685      323,591     80.37     42.39    24.78    65.68
$350,001 to $400,000             26     9,796,969      6.40     7.331       699      376,807     78.21     40.00    30.31    47.08
$400,001 to $450,000             35    14,982,975      9.78     7.313       689      428,085     78.50     43.16    34.17    53.71
$450,001 to $500,000             50    23,776,176     15.53     7.347       709      475,524     80.10     41.32    32.42    52.05
$500,001 to $550,000             25    13,172,066      8.60     7.030       694      526,883     78.89     42.90    40.43    56.31
$550,001 to $600,000             22    12,645,798      8.26     7.340       702      574,809     81.26     40.07    27.30    31.70
$600,001 to $650,000             13     8,006,875      5.23     7.062       693      615,913     77.31     35.77    30.75    38.71
$650,001 to $700,000              4     2,752,735      1.80     6.618       721      688,184     71.23     37.87    49.85    24.88
$700,001 to $750,000              5     3,639,902      2.38     7.349       679      727,980     73.26     39.00     0.00    59.22
$750,001 to $800,000              1       787,500      0.51     7.250       641      787,500     75.00     42.63     0.00     0.00
$850,001 to $900,000              2     1,740,000      1.14     7.932       666      870,000     80.00     35.47     0.00    49.43
$950,001 to $1,000,000            1       980,000      0.64     8.125       749      980,000     80.00     47.30     0.00   100.00
                                ---  ------------    ------     -----       ---     --------    ------     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========    ======     =====    =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $34,861 to approximately $980,000 and the average outstanding principal balance of the Mortgage Loans was approximately $297,334.

PRODUCT TYPES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans               2  $    199,630      0.13%    7.835%      677     $ 99,815     87.72%    25.38%   82.54%    0.00%
30/40 Balloon Loans               6     2,570,812      1.68     6.534       704      428,469     69.97     29.28    39.09     0.00
30/50 Balloon Loans               5     2,391,249      1.56     6.466       696      478,250     65.93     36.68    82.23     0.00
15 Year Fixed Loans               7     1,267,493      0.83     6.655       747      181,070     69.03     36.23    91.32     0.00
20 Year Fixed Loans               3       814,128      0.53     6.694       676      271,376     50.76     16.95    10.06     0.00
30 Year Fixed Loans              87    25,277,388     16.51     7.185       696      290,545     72.85     39.57    46.35    10.60
2/28 LIBOR Loans
   (Six-Month LIBOR
   Index)                       165    53,362,590     34.85     7.675       692      323,410     83.15     42.53    19.46    70.18
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR
    Index)                       47    15,760,915     10.29     7.633       683      335,339     80.23     44.33    21.17     0.00
2/1 LIBOR Loans
   (One-Year LIBOR Index)        11     1,597,820      1.04     8.175       708      145,256     89.71     41.09    57.39     0.00
3/27 LIBOR Loans
   (Six-Month LIBOR
   Index)                        58    18,400,969     12.02     7.430       698      317,258     84.37     42.00    37.32    58.02
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                        15     6,459,651      4.22     7.034       696      430,643     82.42     40.15    35.99     0.00
3/1 LIBOR Loans
   (One-Year LIBOR Index)         1        76,000      0.05     8.150       702       76,000     80.00     44.42   100.00     0.00
5/25 LIBOR Loans
   (Six-Month LIBOR
    Index)                      101    23,229,587     15.17     7.880       691      229,996     78.67     40.26    13.42    82.53
5/25 LIBOR Balloon Loans
   (Six-Month LIBOR
   Index)                         4       872,846      0.57     7.244       706      218,211     73.65     45.82    71.36     0.00
5/1 LIBOR Loans
   (One-Year LIBOR Index)         3       846,117      0.55     7.173       662      282,039     80.00     39.55    21.85    48.23
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

AMORTIZATION TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                226  $ 54,484,145     35.58%    7.545%      692     $241,080     78.59%    39.83%   38.37%    0.00%
Balloon                          79    28,255,104     18.45     7.287       690      357,660     78.44     41.27    33.34     0.00
60 Month Interest-Only          205    68,162,678     44.51     7.584       696      332,501     81.17     42.41    19.34   100.00
120 Month Interest-Only           5     2,225,267      1.45     7.425       678      445,053     85.18     35.30    18.48   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
STATE                        LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-----                      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           6  $    929,270      0.61%    7.381%      692     $154,878     75.82%    31.61%   56.41%   24.02%
Arizona                          19     4,625,516      3.02     7.936       682      243,448     79.65     43.51    24.18    81.58
Arkansas                          2       252,678      0.17     9.101       681      126,339     84.41     42.82     0.00     0.00
California                      126    56,836,448     37.12     7.077       700      451,083     78.02     41.57    29.02    46.11
Colorado                          6     1,204,577      0.79     7.760       694      200,763     78.73     46.66     8.37    77.94
Connecticut                       6     2,125,474      1.39     6.828       725      354,246     74.52     34.58    62.57     0.00
Delaware                          1       246,255      0.16     8.500       737      246,255    100.00     40.16     0.00     0.00
District of Columbia              1       446,250      0.29     8.750       642      446,250     75.00     44.96     0.00   100.00
Florida                          77    17,117,463     11.18     7.885       693      222,305     80.52     42.65    24.13    47.45
Georgia                          31     4,736,225      3.09     8.031       681      152,781     78.19     42.76    15.54    67.18
Hawaii                            1       270,000      0.18     8.875       686      270,000    100.00     43.18     0.00     0.00
Idaho                             6     1,085,012      0.71     7.929       692      180,835     81.45     43.43     0.00    83.32
Illinois                         14     3,936,424      2.57     8.018       689      281,173     84.85     40.40    28.54    37.10
Indiana                           4       909,122      0.59     7.592       711      227,280     86.43     41.43    66.84    33.16
Iowa                              3       515,110      0.34     6.919       692      171,703     89.96     39.47   100.00    67.50
Kansas                            1        76,885      0.05     9.860       691       76,885    100.00     25.72     0.00     0.00
Kentucky                          5       644,596      0.42     8.554       687      128,919     89.34     40.55    18.76    18.86
Louisiana                         5     1,027,858      0.67     7.602       680      205,572     86.25     36.83    48.81    40.02
Maine                             1       128,695      0.08     6.990       704      128,695     80.00     21.24     0.00     0.00
Maryland                         26     9,722,852      6.35     7.709       688      373,956     81.46     42.74    47.79    72.45
Massachusetts                     2       695,618      0.45     7.700       743      347,809     77.82     45.72    34.11     0.00
Michigan                          4       930,057      0.61     7.372       751      232,514     74.09     39.60    76.00    24.00
Minnesota                         6     1,211,383      0.79     8.228       699      201,897     84.92     40.89     0.00    25.24
Mississippi                       1       119,689      0.08     6.840       788      119,689    100.00     24.33   100.00     0.00
Missouri                          8       919,451      0.60     8.594       674      114,931     86.87     35.66    28.43    43.27
Montana                           1       438,033      0.29     6.625       668      438,033     80.00     38.27     0.00     0.00
Nevada                            5     1,767,349      1.15     8.046       670      353,470     80.85     37.31     0.00    90.77
New Jersey                        3     1,552,875      1.01     8.110       654      517,625     74.51     41.63     0.00     0.00
New Mexico                        3       332,441      0.22     8.012       665      110,814     80.54     35.31    60.95     0.00
New York                         28    12,793,434      8.35     7.501       691      456,908     78.50     40.27    13.81    42.19
North Carolina                   12     2,459,029      1.61     7.888       675      204,919     81.99     42.82    17.92    22.81
Ohio                              5       647,813      0.42     7.995       703      129,563     89.24     33.26    34.87     0.00
Oklahoma                          8     1,354,684      0.88     7.960       676      169,336     76.22     42.70     5.02     0.00
Oregon                            3       972,344      0.63     7.598       638      324,115     80.00     46.48    82.26     0.00
Pennsylvania                     11     2,621,026      1.71     7.864       682      238,275     80.97     41.64     2.88     6.78
Rhode Island                      2       467,846      0.31     7.625       757      233,923     87.48     45.13   100.00     0.00
South Carolina                    9     2,026,493      1.32     7.667       706      225,166     75.79     33.91    28.32    64.26
Tennessee                         7     1,200,027      0.78     7.406       697      171,432     86.27     42.06    79.82    24.00
Texas                            18     3,899,214      2.55     7.822       701      216,623     76.81     31.58    32.91    27.56
Utah                              5       848,610      0.55     7.621       701      169,722     83.20     40.07    19.42    44.71
Virginia                         17     4,932,081      3.22     7.508       674      290,122     87.88     41.95    52.05    67.62
Washington                       13     3,570,235      2.33     7.688       683      274,633     82.61     42.97    29.49    52.04
West Virginia                     1        81,954      0.05     8.850       673       81,954    100.00     46.25     0.00     0.00
Wisconsin                         2       448,800      0.29     8.304       739      224,400     80.00     47.96     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======   ======

No more than approximately 1.09% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                    8  $  2,351,527      1.54%    6.870%      687     $293,941     39.71%    25.80%   33.41%   39.80%
50.01% to 55.00%                  3       757,287      0.49     6.955       732      252,429     51.73     41.02    65.97     0.00
55.01% to 60.00%                 18     6,498,077      4.24     6.701       687      361,004     57.55     43.88    55.27    15.37
60.01% to 65.00%                 17     6,535,584      4.27     6.576       694      384,446     62.70     36.86    68.17    22.27
65.01% to 70.00%                 24     7,336,750      4.79     7.101       701      305,698     69.42     33.51    32.93    19.12
70.01% to 75.00%                 39    11,078,028      7.23     7.217       676      284,052     74.37     39.71    12.98    39.58
75.01% to 80.00%                276    75,155,911     49.08     7.627       690      272,304     79.69     42.20    24.03    52.70
80.01% to 85.00%                 16     7,013,269      4.58     7.171       697      438,329     84.49     43.02    27.69    78.08
85.01% to 90.00%                 53    21,136,477     13.80     7.667       701      398,801     89.41     42.81    19.92    49.50
90.01% to 95.00%                 13     4,214,209      2.75     7.289       704      324,170     94.17     40.54    60.63    37.91
95.01% to 100.00%                48    11,050,077      7.22     8.522       707      230,210     99.84     41.07    35.94    36.83
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                    8  $  2,351,527      1.54%    6.870%      687     $293,941     39.71%    25.80%   33.41%   39.80%
50.01% to 55.00%                  3       757,287      0.49     6.955       732      252,429     51.73     41.02    65.97     0.00
55.01% to 60.00%                 17     6,048,836      3.95     6.688       692      355,814     57.67     43.13    51.94    16.52
60.01% to 65.00%                 16     6,461,939      4.22     6.559       694      403,871     62.67     36.84    68.94    21.39
65.01% to 70.00%                 17     6,100,594      3.98     6.890       698      358,858     68.26     33.40    46.97     0.00
70.01% to 75.00%                 17     7,332,120      4.79     6.840       677      431,301     74.08     39.70    13.00    31.11
75.01% to 80.00%                 54    16,949,469     11.07     7.198       694      313,879     79.31     40.36    35.54    36.57
80.01% to 85.00%                 17     7,115,269      4.65     7.181       698      418,545     84.36     42.83    27.29    78.39
85.01% to 90.00%                 65    24,015,918     15.68     7.731       695      369,476     87.44     42.59    19.13    57.96
90.01% to 95.00%                 41     9,992,074      6.53     7.549       700      243,709     84.43     40.30    40.52    59.11
95.01% to 100.00%               260    66,002,164     43.10     7.875       692      253,854     83.13     42.52    22.14    50.29
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 23.53% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 88.06%.. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 42.87% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.41%.

DEBT-TO-INCOME RATIOS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
--------------------       --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   16  $  5,819,338      3.80%    6.882%      703     $363,709     70.99%    12.80%   14.39%   23.80%
20.01% to 25.00%                 19     3,983,680      2.60     7.256       711      209,667     78.95     23.05    55.64    21.23
25.01% to 30.00%                 24     6,127,322      4.00     7.240       699      255,305     74.93     28.11    48.27     1.66
30.01% to 35.00%                 44    12,215,066      7.98     7.466       689      277,615     77.21     32.51    33.55    49.52
35.01% to 40.00%                 76    21,447,984     14.01     7.569       698      282,210     81.31     37.99    26.67    49.87
40.01% to 45.00%                148    44,061,876     28.77     7.689       690      297,715     80.91     42.68    21.02    57.98
45.01% to 50.00%                160    50,470,754     32.96     7.471       695      315,442     80.74     47.48    23.91    46.42
50.01% to 55.00%                 28     9,001,176      5.88     7.523       678      321,471     78.51     52.14    75.18    25.93
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.38% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.18%.

LOAN PURPOSE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                        313  $ 78,182,337     51.06%    7.791%      694     $249,784     82.29%    41.89%   22.65%   48.17%
Refinance - Cashout             175    66,802,815     43.63     7.208       691      381,730     77.34     40.90    33.36    46.31
Refinance - Rate/Term            27     8,142,043      5.32     7.346       706      301,557     76.23     36.68    48.26    22.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

PROPERTY TYPE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                   366  $106,149,998     69.32%    7.435%      694     $290,027     79.87%    41.22%   29.42%   43.05%
Planned Unit Development        100    31,713,951     20.71     7.574       693      317,140     78.20     40.93    29.66    54.04
Two- to Four-Family              22     7,472,556      4.88     7.856       694      339,662     84.79     45.51    28.95    36.35
Condominium                      23     6,648,691      4.34     8.128       673      289,074     80.36     37.62    11.59    64.85
Townhouse                         4     1,142,000      0.75     7.254       713      285,500     82.52     36.87    31.35    46.23
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

DOCUMENTATION

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Stated Documentation            338  $ 96,457,968     62.99%    7.771%      693     $285,379     81.51%    42.72%    0.00%   54.61%
Full Documentation              148    43,923,322     28.68     7.085       695      296,779     78.12     41.44   100.00    30.95
Lite Documentation               27    12,401,288      8.10     6.998       692      459,307     72.27     28.34     0.00    33.16
No Documentation                  1       190,392      0.12     8.675       656      190,392     80.00      0.00     0.00     0.00
No Ratio                          1       154,226      0.10     7.750       720      154,226    100.00      0.00     0.00     0.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======    =====

OCCUPANCY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                    LOANS    OUTSTANDING    POOL      COUPON    SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
---------                  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                         441  $136,455,185     89.11%    7.462%      693     $309,422     79.67%    41.44%   29.64%   45.98%
Investment                       56    11,911,117      7.72     7.868       696      212,699     81.28     38.79    24.46    34.17
Second Home                      18     4,760,894      3.08     8.077       695      264,494     80.02     39.76    11.91    75.15
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
 0                                4  $    967,500      0.63%    8.286%      673     $241,875     78.59%    41.11%    0.00%  100.00%
 1                              172    51,249,276     33.47     7.544       697      297,961     79.11     41.37    27.27    45.37
 2                              120    34,199,706     22.33     7.477       692      284,998     77.86     41.51    22.91    40.87
 3                              127    43,932,784     28.69     7.484       690      345,927     80.56     40.24    29.97    50.65
 4                               71    19,326,304     12.62     7.455       696      272,201     82.71     42.11    42.61    45.20
 5                               12     1,940,263      1.27     8.216       694      161,689     83.60     43.14    31.49    50.06
 6                                4       407,976      0.27     8.733       688      101,994     93.99     41.98    23.22     0.00
 7                                3       623,727      0.41     6.936       666      207,909     80.00     39.73     0.00     0.00
 8                                1       247,128      0.16     7.200       735      247,128     74.13     33.72     0.00     0.00
12                                1       232,530      0.15     7.040       662      232,530     90.00     45.89     0.00   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                             98  $ 26,718,394     17.45%    7.949%      687     $272,637     81.84%    40.73%   25.54%   42.45%
12 Months                        40    16,036,583     10.47     7.503       701      400,915     78.71     39.30    15.57    61.82
24 Months                       162    51,536,999     33.66     7.553       689      318,130     82.37     43.86    23.34    49.74
30 Months                         1       283,500      0.19     8.190       752      283,500     89.15     44.00     0.00     0.00
36 Months                       213    58,140,419     37.97     7.276       697      272,960     76.79     39.64    38.12    39.71
60 Months                         1       411,300      0.27     7.490       713      411,300     89.61     23.28   100.00   100.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------   ------
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
620 to 625                       18  $  4,885,662      3.19%    7.673%      622     $271,426     73.22%    44.47%   38.93%   22.77%
626 to 650                       73    18,257,087     11.92     7.774       638      250,097     74.74     42.19    32.83    45.98
651 to 675                      123    36,525,108     23.85     7.736       665      296,952     81.47     42.40    27.91    47.16
676 to 700                      119    34,565,155     22.57     7.572       688      290,463     80.70     40.33    17.05    42.77
701 to 725                       81    24,412,248     15.94     7.241       712      301,386     80.31     38.44    36.07    47.91
726 to 750                       55    19,085,319     12.46     7.289       738      347,006     80.69     41.54    23.47    59.56
751 to 775                       25     8,634,478      5.64     7.310       764      345,379     84.34     43.60    43.25    44.67
776 to 800                       17     5,427,534      3.54     6.883       790      319,267     72.14     39.31    51.93    21.65
801 to 812                        4     1,334,604      0.87     7.756       806      333,651     84.83     40.86     7.53    58.13
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 693.

CREDIT GRADE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
PA1                              80  $ 28,095,262     18.35%    7.055%      750     $351,191     75.09%    40.55%   31.61%   45.63%
PA2                             110    31,249,233     20.41     7.306       696      284,084     75.12     39.12    21.50    43.97
PA3                             187    48,336,756     31.57     7.678       650      258,485     75.12     41.91    31.02    42.40
SA1                              89    28,434,450     18.57     7.623       721      319,488     91.40     41.44    32.12    53.58
SA2                              49    17,011,495     11.11     7.995       670      347,173     90.16     43.53    24.66    47.61
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          515  $153,127,195    100.00%    7.513%      693     $297,334     79.81%    41.18%   28.68%   45.97%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

GROSS MARGINS

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
RANGE OF GROSS MARGINS       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                 93  $ 20,287,811     16.82%    8.040%      688     $218,149     78.14%    41.11%    6.29%   82.90%
2.501% to 3.000%                  2       802,400      0.67     6.272       693      401,200     59.81     47.88   100.00   100.00
3.001% to 3.500%                  6     1,059,796      0.88     8.185       733      176,633     96.27     43.94    46.37     0.00
3.501% to 4.000%                  8     2,916,759      2.42     6.372       694      364,595     70.42     44.08    51.16    48.84
4.001% to 4.500%                 24     8,888,550      7.37     6.583       725      370,356     79.72     40.77    47.02    52.45
4.501% to 5.000%                 53    19,686,706     16.32     7.051       699      371,447     83.62     41.65    31.57    61.77
5.001% to 5.500%                 67    23,789,640     19.73     7.496       687      355,069     80.22     41.11    27.38    44.53
5.501% to 6.000%                 50    14,219,942     11.79     7.908       692      284,399     85.59     43.25    23.72    53.38
6.001% to 6.500%                 48    14,477,724     12.00     8.055       687      301,619     84.70     41.50    13.59    57.06
6.501% to 7.000%                 31     9,271,588      7.69     8.123       681      299,083     86.77     45.62     9.25    30.14
7.001% to 7.500%                 11     2,616,486      2.17     8.624       657      237,862     81.12     46.09     4.49    43.99
7.501% to 8.000%                  8     1,965,086      1.63     8.897       697      245,636     91.45     43.77     9.56    59.20
8.001% to 8.500%                  2       356,000      0.30     8.967       626      178,000     80.00     42.31   100.00    80.90
8.501% to 9.000%                  2       268,009      0.22     8.984       675      134,005     86.70     39.15     0.00     0.00
                                ---  ------------    ------     -----       ---     --------     -----     -----   ------   ------
TOTAL:                          405  $120,606,496    100.00%    7.637%      692     $297,794     82.05%    42.11%   23.08%   56.14%
                                ===  ============    ======     =====       ===     ========     =====     =====   ======   ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 4.971% per annum.

MAXIMUM MORTGAGE RATES

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%                9  $  3,198,061      2.65%    6.211%      703     $355,340     70.55%    41.74%   47.48%   53.44%
12.001% to 12.500%               33    11,559,133      9.58     6.657       716      350,277     77.92     41.62    41.78    61.31
12.501% to 13.000%               69    22,744,955     18.86     7.070       694      329,637     81.15     42.02    26.95    70.44
13.001% to 13.500%               78    22,937,124     19.02     7.559       697      294,066     80.56     41.09    20.28    60.18
13.501% to 14.000%               78    22,189,476     18.40     7.820       685      284,480     81.35     41.38    22.82    50.75
14.001% to 14.500%               49    13,500,737     11.19     8.069       697      275,525     85.31     41.45    19.68    45.91
14.501% to 15.000%               38    11,649,704      9.66     8.271       677      306,571     84.75     43.88    17.66    47.48
15.001% to 15.500%               26     6,321,146      5.24     8.342       675      243,121     86.31     45.72    10.05    52.06
15.501% to 16.000%               20     5,277,721      4.38     8.890       680      263,886     89.98     44.82     0.00    43.60
16.001% to 16.500%                5     1,228,439      1.02     9.486       673      245,688     89.97     41.80    23.44    41.35
                                ---  ------------    ------     -----       ---     --------     -----     -----    -----    -----
TOTAL:                          405  $120,606,496    100.00%    7.637%      692     $297,794     82.05%    42.11%   23.08%   56.14%
                                ===  ============    ======     =====       ===     ========     =====     =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.625% per annum to 16.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.674% per annum.

NEXT RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  DEBT-TO-  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   INCOME     FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      RATIO     DOC       IO
-------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
September 2007                    1  $    232,530      0.19%    7.040%      662     $232,530     90.00%    45.89%    0.00%  100.00%
April 2008                        6     1,241,623      1.03     8.318       674      206,937     82.63     44.35    20.67    60.25
May 2008                         27     7,334,261      6.08     7.914       696      271,639     86.02     43.54    12.51    53.93
June 2008                        83    29,218,727     24.23     7.575       692      352,033     82.50     41.68    25.04    60.09
July 2008                        49    13,750,719     11.40     7.540       688      280,627     80.06     43.02    23.06    44.65
August 2008                      57    18,943,465     15.71     7.805       690      332,341     83.36     44.35    15.71    46.54
March 2009                        1       199,579      0.17     9.400       662      199,579    100.00     44.57     0.00     0.00
April 2009                        1       119,689      0.10     6.840       788      119,689    100.00     24.33   100.00     0.00
May 2009                         19     5,629,056      4.67     7.307       688      296,266     86.34     42.38    52.63    66.54
June 2009                        14     4,947,951      4.10     7.697       687      353,425     85.60     39.96    46.28    49.72
July 2009                        15     4,778,784      3.96     7.389       686      318,586     80.61     44.19    18.84    23.85
August 2009                      24     9,261,562      7.68     7.079       715      385,898     82.51     40.63    32.34    35.97
February 2011                     1       438,033      0.36     6.625       668      438,033     80.00     38.27     0.00     0.00
April 2011                        1       223,200      0.19     7.875       647      223,200     80.00     44.88     0.00   100.00
May 2011                          4       782,649      0.65     6.961       692      195,662     91.96     36.82    91.31    68.05
June 2011                        10     2,945,369      2.44     7.163       696      294,537     78.19     34.93    33.79    69.77
July 2011                        31     6,892,846      5.72     7.950       703      222,350     79.18     41.53     8.26    76.88
August 2011                      57    12,698,953     10.53     7.986       685      222,789     77.36     41.28    12.96    82.71
September 2011                    4       967,500      0.80     8.286       673      241,875     78.59     41.11     0.00   100.00
                                ---  ------------    ------     -----       ---     --------    ------     -----   ------   ------
TOTAL:                          405  $120,606,496    100.00%    7.637%      692     $297,794     82.05%    42.11%   23.08%   56.14%
                                ===  ============    ======     =====       ===     ========    ======     =====   ======   ======

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[121,154,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                  (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COUNTERPARTY
------------
UNDERWRITER          ML
ISSUER               Surf 2006-AB3
DEPOSITOR
SELLER
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE              US Bank
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS   Remic

ORIGINATORS   GROUP (%)   TOTAL (%)
-----------   ---------   ---------
SURF             100         100

SERVICERS     GROUP (%)   TOTAL (%)
---------     ---------   ---------
Wilshire         100         100

FICO            AGG UPB      AGG %
----          ----------   --------
< 500
500 - 519
520 - 539
540 - 559
560 - 579
580 - 599
600 - 619
620 - 639     35,316,131   10.69%
640 - 659     38,072,895   11.53%
660 - 679     73,175,830   22.15%
680 - 699     61,662,784   18.67%
700 - 719     42,511,906   12.87%
720 - 739     32,298,906    9.78%
740 - 759     19,889,256    6.02%
760 - 779     14,588,463    4.42%
780 - 799      9,418,249    2.85%
 800 plus      3,383,919    1.02%

Collateral Info                 Group        TOTAL
---------------             ------------  ------------
Gross WAC                          7.632%        7.577%
WA CLTV                            83.98%        85.87%
CLTV >80%                          55.25%        62.07%
CLTV >90%                          37.14%        42.93%
CLTV >95%                          28.68%        35.36%
LB <$50,000                         0.31%         0.18%
LB $50k - $100k                     8.35%         5.72
LB $100k - $150k                   16.41%        11.56%
WA FICO                            689.0         691.0
<560 FICO                           0.00%         0.00%
560 - 600 FICO                      0.00%         0.00%
SF / TH / PUD                      84.33%        87.32%
2-4 Family                          9.66%         7.44%
Condo                               5.79%         5.12%
Manufactured Housing (MH)           0.23%         0.12%
Other                               0.00%         0.00%
Primary                            79.46%        83.94%
Second                              2.46%         2.76%
Investment                         18.08%        13.31%
Full / Alt                         46.90%        38.46%
Stated / Limited                   52.01%        60.05%
NINA                                0.28%         0.25%
1st Lien                          100.00%       100.00%
2nd Lien                            0.00%         0.00%
State 1                               CA            CA
%                                  20.26%        28.08%
State 2                               FL            FL
%                                   9.43%        10.24%
State 3                               MD            MD
%                                   7.73%         7.09%
State 4                               VA            NY
%                                   6.26%         5.75%
State 5                               IL            VA
%                                   5.89%         4.85%
ARM / HYB                          75.00%        76.75%
Fixed                              25.00%        23.25%
Purchase                           23.17%        36.10%
Refi-RT                             9.06%         7.32%
Refi-CO                            67.77%        56.58%
Size                        $177,191,143  $330,318,338
AVG Balance                 $    182,483      $222,287
Loan Count                           971         1,486
Interest Only (IO)                23.60%        33.97%
Negative Amortization              0.00%         0.00%

GWAC           AGG ARM UPB    ARM%   AGG FIX UPB   FIX %
----           -----------   -----   -----------   -----
0 - 4.5
4.5 - 5
5 - 5.5
5.5 - 6          2,952,909    1.17%      961,906    1.25%
6 - 6.5         19,334,623    7.63%   19,178,546   24.97%
6.5 - 7         44,943,660   17.73%   21,417,869   27.88%
7 - 7.5         44,079,436   17.39%   11,966,460   15.58%
7.5 - 8         59,144,181   23.33%   11,624,397   15.13%
8 - 8.5         41,913,520   16.53%    5,424,212    7.06%
8.5 - 9         30,004,715   11.84%    3,219,830    4.19%
9 - 9.5          6,477,486    2.56%    1,800,421    2.34%
9.5 - 10         2,889,145    1.14%      989,525    1.29%
10 - 10.5        1,172,646    0.46%      155,766    0.20%
10.5 - 11          443,191    0.18%       74,943    0.10%
11 - 11.5          148,948    0.06%
11.5 - 12
12 - 12.5
12.5 - 13
13 - 13.5
13.5 - 14
14 - 14.5
14.5 +

Ratings
-------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

Credit Enhancement
------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

NOTES

All non-dollar amount numbers (excluding loan count) should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

                                                          COMBINED LTV
                -----------------------------------------------------------------------------------------------
FIXED FULL DOC  0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
--------------  --------  -----------  -----------  -----------  -----------  -----------  -----------  -------
FICO RANGE
Less than 560       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
560 - 599           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
600 - 619           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
620 - 659           0.79%        0.50%        0.59%        0.26%        0.66%        0.06%        0.06%    0.36%
660 - 699           0.77%        1.14%        0.47%        0.43%        0.50%        0.63%        0.25%    1.02%
700 - 740           0.92%        0.67%        0.34%        0.39%        0.52%        0.10%        0.03%    0.30%
740 +               1.06%        0.65%        0.15%        0.10%        0.13%        0.27%        0.05%    0.41%

                                                          COMBINED LTV
FIXED           -----------------------------------------------------------------------------------------------
NOT FULL DOC    0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
--------------  --------  -----------  -----------  -----------  -----------  -----------  -----------  -------
FICO RANGE
Less than 560       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
560 - 599           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
600 - 619           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
620 - 659           0.60%        0.42%        0.26%        0.14%        0.34%        0.00%        0.00%    0.17%
660 - 699           0.52%        1.05%        0.87%        0.09%        0.59%        0.20%        0.04%    0.69%
700 - 740           0.22%        0.19%        0.00%        0.00%        0.42%        0.08%        0.11%    0.60%
740 +               0.16%        0.35%        0.08%        0.00%        0.32%        0.09%        0.00%    0.07%

                                                          COMBINED LTV
AMORTIZING ARM  -----------------------------------------------------------------------------------------------
FULL DOC        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
--------------  --------  -----------  -----------  -----------  -----------  -----------  -----------  -------
FICO RANGE
Less than 560       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
560 - 599           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
600 - 619           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
620 - 659           0.33%        0.42%        0.15%        0.14%        0.70%        0.00%        0.19%    1.32%
660 - 699           0.12%        0.34%        0.18%        0.12%        0.22%        1.87%        0.82%    2.09%
700 - 740           0.00%        0.34%        0.00%        0.00%        0.15%        0.90%        0.65%    1.60%
740 +               0.11%        0.11%        0.00%        0.26%        0.36%        0.38%        0.16%    1.92%

                                                          COMBINED LTV
AMORTIZING ARM  -----------------------------------------------------------------------------------------------
NOT FULL DOC    0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
--------------  --------  -----------  -----------  -----------  -----------  -----------  -----------  -------
FICO RANGE
Less than 560       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
560 - 599           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
600 - 619           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
620 - 659           0.87%        0.54%        0.97%        0.25%        1.97%        0.09%        0.16%    2.19%
660 - 699           0.17%        0.22%        0.21%        0.33%        1.46%        3.78%        1.23%    5.57%
700 - 740           0.00%        0.07%        0.49%        0.18%        0.34%        1.72%        0.41%    2.40%
740 +               0.07%        0.09%        0.00%        0.33%        0.51%        0.73%        0.18%    0.99%

                                                          COMBINED LTV
NON-AMORTIZING  -----------------------------------------------------------------------------------------------
ARM FULL DOC    0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
--------------  --------  -----------  -----------  -----------  -----------  -----------  -----------  -------
FICO RANGE
Less than 560       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
560 - 599           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
600 - 619           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
620 - 659           0.11%        0.07%        0.17%        0.06%        0.62%        0.12%        0.12%    1.16%
660 - 699           0.09%        0.00%        0.04%        0.06%        0.04%        0.89%        0.45%    1.10%
700 - 740           0.16%        0.00%        0.05%        0.15%        0.05%        0.65%        0.38%    0.81%
740 +               0.00%        0.00%        0.00%        0.17%        0.00%        0.00%        0.00%    0.44%

NON-AMORTIZING                                            COMBINED LTV
ARM NOT         -----------------------------------------------------------------------------------------------
FULL DOC        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% +
--------------  --------  -----------  -----------  -----------  -----------  -----------  -----------  -------
FICO RANGE
Less than 560       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
560 - 599           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
600 - 619           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%    0.00%
620 - 659           0.00%        0.14%        0.34%        0.28%        1.27%        0.22%        0.00%    2.04%
660 - 699           0.00%        0.14%        0.35%        0.00%        0.30%        3.78%        1.25%    4.33%
700 - 740           0.33%        0.32%        0.43%        0.11%        0.59%        1.20%        0.93%    2.36%
740 +               0.00%        0.11%        0.49%        0.00%        0.08%        1.39%        0.10%    1.43%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.   Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.   Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.   The sum of all six FICO/CLTV grids should sum to 100%


CHECK FOR 0'S
Total equals 100%    0.00%
GT 80% Match         0.00%
ARM Match            0.00%
IO Match            -1.71%  Due to Fixed Rate IO Loans in Pool.
FICO % Match         0.00%

APPENDIX A #10

                       % PRINCIPAL
APPENDIX A #10           BALANCE     GWAC  FICO   LTV    CLTV  PURCH
--------------         -----------  -----  ----  -----  -----  -----
Fixed Rate First Lien        23.25%  7.20%  694  71.31% 73.65% 12.87%
ARM First Lien               76.75  7.692   690  82.63  89.58  43.14
                            ------  -----   ---  -----  -----  -----
TOTAL:                      100.00%  7.58%  691  80.00% 85.87% 36.10%
                            ======  =====   ===  =====  =====  =====

APPENDIX A #10: GROUP 1

                       % PRINCIPAL
APPENDIX A #10 GRP 1     BALANCE     GWAC  FICO   LTV    CLTV  PURCH
--------------------   -----------  -----  ----  -----  -----  -----
Fixed Rate First Lien        25.00%  7.30%  690  71.17% 72.78%  6.05%
ARM First Lien                  75  7.741   688  83.17  87.71  28.88
TOTAL:                      100.00%  7.63%  689  80.17% 83.98% 23.17%

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[219,451,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB3

                                   (SURF LOGO)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                AUGUST [28], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
   1      20070901   6.540   14.040    6.540     3.000       1.000     7.000          12           6  232,529.58  232,560.00
   2      20070901   7.776   16.700    9.700     3.000       1.000     7.000          12           6   84,540.89   85,000.00
   3      20080101   7.399   16.000    9.000     3.000       1.000     7.000          16           6   85,262.97   85,500.00
   4             0      --       --       --        --          --        --           0           0   99,729.94  100,000.00
   5             0      --       --       --        --          --        --           0           0   59,880.55   60,000.00
   6      20071201   6.660   15.130    9.130     3.000       1.000     6.000          15           6  151,200.00  151,200.00
   7      20080301   6.950   16.250   10.250     3.000       1.000     6.000          18           6   44,124.88   44,200.00
   8             0      --       --       --        --          --        --           0           0   50,900.41   51,275.00
   9             0      --       --       --        --          --        --           0           0  100,448.31  100,700.00
  10             0      --       --       --        --          --        --           0           0   54,310.20   54,400.00
  11      20080501   7.265   15.515    8.515     3.000       1.000     7.000          20           6  182,908.47  183,000.00
  12      20080501   6.625   14.125    7.125     3.000       1.500     7.000          20           6  607,301.61  607,750.00
  13      20080501   6.875   14.375    7.375     3.000       1.500     7.000          20           6  224,989.37  225,000.00
  14      20080501   6.625   14.125    7.125     3.000       1.500     7.000          20           6  437,600.00  437,600.00
  15             0      --       --       --        --          --        --           0           0   53,869.67   54,000.00
  16      20080501   5.640   13.890    6.890     3.000       1.000     7.000          20           6  139,515.21  139,750.00
  17      20080501   5.775   14.025    7.025     3.000       1.000     7.000          20           6  319,757.17  320,000.00
  18      20110201   2.250   11.625    6.625     5.000       2.000     5.000          53          12  438,032.57  439,902.00
  19             0      --       --       --        --          --        --           0           0   89,119.89   89,320.00
  20             0      --       --       --        --          --        --           0           0   71,324.13   71,650.00
  21             0      --       --       --        --          --        --           0           0  100,610.55  101,000.00
  22      20110401   2.250   12.875    7.875     5.000       2.000     5.000          55          12  223,200.00  223,200.00
  23             0      --       --       --        --          --        --           0           0   82,848.08   83,000.00
  24      20110501   2.250   12.625    7.625     5.000       2.000     5.000          56          12  184,884.05  185,600.00
  25             0      --       --       --        --          --        --           0           0  107,625.34  108,000.00
  26             0      --       --       --        --          --        --           0           0  247,128.36  248,320.00
  27             0      --       --       --        --          --        --           0           0   78,069.35   78,400.00
  28             0      --       --       --        --          --        --           0           0   78,819.97   79,000.00
  29             0      --       --       --        --          --        --           0           0  261,600.00  261,600.00
  30      20080417   3.450   13.440    3.450     3.000       1.000     6.000          19           6  116,728.13  117,000.00
  31             0      --       --       --        --          --        --           0           0  103,578.63  104,000.00
  32      20080413   3.550   13.540    3.550     3.000       1.000     6.000          19           6  223,900.00  223,900.00
  33      20080419   4.250   14.240    4.250     3.000       1.000     6.000          19           6  223,200.00  223,200.00
  34      20080501   4.400   14.390    4.400     3.000       1.000     6.000          20           6  110,792.06  110,930.00
  35      20080501   3.260   13.250    3.260     3.000       1.000     6.000          20           6  118,400.00  118,400.00
  36      20090503   4.150   14.140    4.150     3.000       1.000     6.000          32           6  203,349.32  203,400.00
  37      20080427   4.650   14.640    4.650     3.000       1.000     6.000          19           6  256,705.17  257,008.80
  38      20080601   6.125   13.625    6.625     3.000       1.500     7.000          21           6  172,000.00  172,000.00
  39      20080501   5.875   13.375    6.375     3.000       1.500     7.000          20           6  134,877.29  135,000.00
  40      20080501   7.125   14.625    7.625     3.000       1.500     7.000          20           6  268,000.00  268,000.00
  41             0      --       --       --        --          --        --           0           0  155,459.76  155,700.00
  42             0      --       --       --        --          --        --           0           0  624,419.04  625,000.00
  43      20090501   6.950   14.500    8.500     3.000       1.000     6.000          32           6  182,977.25  183,200.00
  44      20080501   6.250   13.250    7.250     3.000       1.000     6.000          20           6  268,000.00  268,000.00
  45             0      --       --       --        --          --        --           0           0  318,457.06  320,000.00
  46      20090501   4.000   12.000    6.000     2.000       1.000     6.000          32           6  283,714.07  284,000.00
  47      20080501   7.950   15.950    9.950     2.000       1.000     6.000          20           6   73,976.14   74,000.00
  48      20090501   6.750   14.750    8.750     2.000       1.000     6.000          32           6  134,844.09  135,000.00
  49      20090501   6.450   14.450    8.450     2.000       1.000     6.000          32           6   99,627.47   99,750.00
  50      20090501   6.490   14.490    8.490     2.000       1.000     6.000          32           6  127,835.64  128,000.00
  51      20090501   6.190   14.190    8.190     2.000       1.000     6.000          32           6  250,800.00  250,800.00
  52      20090501   6.400   14.400    8.400     2.000       1.000     6.000          32           6  289,387.81  289,750.00
  53      20090501   6.900   14.900    8.900     2.000       1.000     6.000          32           6  214,637.60  215,000.00
  54             0      --       --       --        --          --        --           0           0  239,920.00  239,920.00
  55      20110501   4.550   12.550    6.550     2.000       1.000     6.000          56           6  182,087.49  182,415.00
  56      20090501   6.800   14.800    8.800     2.000       1.000     6.000          32           6  107,876.55  108,000.00
  57      20090501   7.340   15.340    9.340     2.000       1.000     6.000          32           6   74,923.40   75,000.00
  58             0      --       --       --        --          --        --           0           0  239,286.47  240,000.00
  59      20090501   4.050   12.050    6.050     2.000       1.000     6.000          32           6  222,978.30  223,200.00
  60      20090401   6.250   14.250    8.250     2.000       1.000     6.000          31           6  170,000.00  170,000.00
  61             0      --       --       --        --          --        --           0           0  608,846.07  610,000.00
  62             0      --       --       --        --          --        --           0           0  265,287.21  266,000.00
  63             0      --       --       --        --          --        --           0           0  594,160.29  595,600.00
  64             0      --       --       --        --          --        --           0           0  519,109.05  520,000.00
  65             0      --       --       --        --          --        --           0           0  468,999.64  470,000.00
  66             0      --       --       --        --          --        --           0           0  469,288.45  470,000.00
  67             0      --       --       --        --          --        --           0           0  233,565.37  234,000.00
  68      20090401   6.990   14.990    8.990     2.000       1.000     6.000          31           6  224,627.75  225,000.00
  69             0      --       --       --        --          --        --           0           0  515,064.53  516,000.00
  70      20090501   7.860   15.860    9.860     2.000       1.000     6.000          32           6   76,884.92   77,000.00
  71             0      --       --       --        --          --        --           0           0   50,710.58   50,800.00
  72      20090501   7.000   15.000    9.000     2.000       1.000     6.000          32           6  137,522.56  137,750.00
  73      20090501   6.300   14.300    8.300     2.000       1.000     6.000          32           6  164,800.00  164,800.00
  74      20090501   9.050   17.050   11.050     2.000       1.000     6.000          32           6   72,948.26   73,000.00
  75      20090501   6.800   14.800    8.800     2.000       1.000     6.000          32           6  149,828.55  150,000.00
  76      20090501   6.750   14.750    8.750     2.000       1.000     6.000          32           6   64,687.34   64,800.00
  77      20090301   4.460   15.400    9.400     2.000       1.000     6.000          30           6  199,579.09  200,000.00
  78      20071101   7.000   13.250    7.250     3.000       1.000     6.000          14           6  167,189.06  169,600.00
  79      20080401   5.625   14.625    8.625     2.000       1.000     6.000          19           6  147,057.09  147,200.00
  80      20090501   6.230   14.230    8.230     2.000       1.000     6.000          32           6  251,905.66  251,920.00
  81      20080601   7.950   16.200    9.200     3.000       1.000     7.000          21           6  235,876.36  236,000.00
  82      20080601   7.000   15.250    8.250     3.000       1.000     7.000          21           6  372,800.58  373,000.00
  83             0      --       --       --        --          --        --           0           0  187,449.01  188,000.00
  84             0      --       --       --        --          --        --           0           0  178,211.38  180,000.00
  85             0      --       --       --        --          --        --           0           0  146,654.04  147,500.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
   1         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
   2         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
   3         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
   4         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
   5         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
   6         --   37,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
   7         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
   8         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
   9         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  10         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  11         --          --  ARM         Balloon      Stated            Libor - 6 Month
  12         --          --  ARM         Balloon      Stated            Libor - 6 Month
  13         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  14         --  109,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  15         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  16         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  17         --          --  ARM         Balloon      Full              Libor - 6 Month
  18         --  109,980.00  ARM         Non-Balloon  Stated            Libor - 1 Year
  19         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  20         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  21         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  22         --   55,800.00  ARM         Non-Balloon  Stated            Libor - 1 Year
  23         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  24         --   46,400.00  ARM         Non-Balloon  Full              Libor - 1 Year
  25         --   27,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  26         --   62,076.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  27         --   19,600.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  28         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  29         --   65,400.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  30         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  31         --   26,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
  32         --   55,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  33         --   55,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  34         --   27,733.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  35         --   28,993.00  ARM         Non-Balloon  Full              Libor - 6 Month
  36         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  37         --   64,248.00  ARM         Non-Balloon  Full              Libor - 6 Month
  38         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  39         --          --  ARM         Balloon      Full              Libor - 6 Month
  40         --   33,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  41         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
  42         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
  43         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  44         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  45         --   80,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  46         --   71,000.00  ARM         Balloon      Stated            Libor - 6 Month
  47         --          --  ARM         Balloon      Stated            Libor - 6 Month
  48         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
  49         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  50         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  51         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  52         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  53         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  54         --   59,980.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
  55         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  56         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  57         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  58         --          --  Fixed Rate  Balloon      Full              Fixed Rate
  59         --   55,800.00  ARM         Balloon      Full              Libor - 6 Month
  60         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  61         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  62         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  63         --  148,900.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  64         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  65         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  66         --          --  Fixed Rate  Balloon      Full              Fixed Rate
  67         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  68         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  69         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  70         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  71         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
  72         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  73         --   41,200.00  ARM         Non-Balloon  Full              Libor - 6 Month
  74         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  75         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  76         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
  77         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  78         --   42,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  79         --   36,800.00  ARM         Balloon      Stated            Libor - 6 Month
  80         --   62,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  81         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
  82         --          --  ARM         Balloon      Stated            Libor - 6 Month
  83         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  84         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  85         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
   1    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
   2    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
   3    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
   4    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
   5    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
   6    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
   7    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
   8    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 15 Year
   9    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  10    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
  11    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  12    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  13    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  14    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  15    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  16    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
  17    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  18    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/1 Year
  19    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  20    Principal and Interest  1st Lien  Primary      Mtge Guaranty Insurance Corp.  Fixed - 30 Year
  21    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  22    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/1 Year
  23    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  24    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/1 Year
  25    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  26    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  27    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  28    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  29    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
  30    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  31    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  32    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  33    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  34    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  35    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  36    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  37    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  38    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  39    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  40    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  41    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
  42    Principal and Interest  1st Lien  Investment   No Insurance                   Balloon - 30/40
  43    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  44    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  45    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
  46    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
  47    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  48    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  49    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
  50    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
  51    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  52    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  53    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  54    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
  55    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
  56    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  57    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  58    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
  59    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
  60    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  61    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  62    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  63    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  64    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  65    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  66    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
  67    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
  68    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
  69    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  70    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  71    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
  72    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  73    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  74    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  75    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  76    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
  77    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  78    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  79    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  80    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
  81    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
  82    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
  83    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  84    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
  85    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
   1    Single Family Residence      Purchase               WILSHIRE  20060901     20050812  20051001
   2    Single Family Residence      Purchase               WILSHIRE  20060901     20050829  20051001
   3    Single Family Residence      Purchase               WILSHIRE  20060901     20051230  20060201
   4    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060310  20060501
   5    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060329  20060501
   6    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20051130  20060101
   7    Single Family Residence      Purchase               WILSHIRE  20060901     20060131  20060401
   8    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060324  20060501
   9    3 Family                     Purchase               WILSHIRE  20060901     20060316  20060501
  10    Townhouse                    Refinance - Cashout    WILSHIRE  20060901     20060310  20060501
  11    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060417  20060601
  12    Single Family Residence      Purchase               WILSHIRE  20060901     20060410  20060601
  13    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
  14    Single Family Residence      Purchase               WILSHIRE  20060901     20060420  20060601
  15    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
  16    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060406  20060601
  17    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060424  20060601
  18    Single Family Residence      Purchase               WILSHIRE  20060901     20060131  20060301
  19    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060227  20060501
  20    Single Family Residence      Purchase               WILSHIRE  20060901     20060317  20060501
  21    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060327  20060501
  22    Single Family Residence      Purchase               WILSHIRE  20060901     20060327  20060501
  23    Single Family Residence      Purchase               WILSHIRE  20060901     20060329  20060501
  24    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
  25    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060110  20060301
  26    2 Family                     Purchase               WILSHIRE  20060901     20060117  20060217
  27    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060213  20060317
  28    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060224  20060401
  29    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060410  20060601
  30    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060517
  31    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060413  20060601
  32    Single Family Residence      Purchase               WILSHIRE  20060901     20060413  20060513
  33    Single Family Residence      Purchase               WILSHIRE  20060901     20060419  20060519
  34    PUD                          Purchase               WILSHIRE  20060901     20060501  20060601
  35    Single Family Residence      Purchase               WILSHIRE  20060901     20060420  20060601
  36    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060428  20060603
  37    PUD                          Purchase               WILSHIRE  20060901     20060427  20060527
  38    Single Family Residence      Purchase               WILSHIRE  20060901     20060501  20060701
  39    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
  40    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
  41    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060425  20060601
  42    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060331  20060501
  43    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
  44    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060407  20060601
  45    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060324  20060503
  46    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060412  20060601
  47    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
  48    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
  49    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
  50    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060419  20060601
  51    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
  52    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
  53    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
  54    PUD                          Purchase               WILSHIRE  20060901     20060426  20060601
  55    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060413  20060601
  56    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
  57    Single Family Residence      Purchase               WILSHIRE  20060901     20060421  20060601
  58    Manufactured Housing         Refinance - Cashout    WILSHIRE  20060901     20060227  20060501
  59    Single Family Residence      Purchase               WILSHIRE  20060901     20060406  20060601
  60    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060310  20060501
  61    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060701
  62    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060406  20060601
  63    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060405  20060601
  64    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
  65    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
  66    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
  67    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
  68    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060320  20060501
  69    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060414  20060601
  70    Single Family Residence      Purchase               WILSHIRE  20060901     20060417  20060601
  71    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060412  20060601
  72    Single Family Residence      Purchase               WILSHIRE  20060901     20060425  20060601
  73    Single Family Residence      Purchase               WILSHIRE  20060901     20060420  20060601
  74    Single Family Residence      Purchase               WILSHIRE  20060901     20060425  20060601
  75    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060407  20060601
  76    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
  77    2 Family                     Purchase               WILSHIRE  20060901     20060224  20060401
  78    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20051007  20051201
  79    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060317  20060501
  80    Single Family Residence      Purchase               WILSHIRE  20060901     20060411  20060601
  81    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
  82    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
  83    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
  84    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
  85    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060414  20060601

                                                               Combined
                      Next                                    LTV (with
 Loan   Maturity     Payment          FICO  Credit  Original    Silent
Number    Date      Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------    --------  -----  -----  ------  --------  ---------
   1    20350901              45.89    662  SA2        90.00      90.00
   2    20350901              29.39    726  SA1       100.00     100.00
   3    20360101              38.94    722  SA1        95.00      95.00
   4    20360401               34.6    657  PA3        72.46      72.46
   5    20360401              37.68    710  SA1        88.24      88.24
   6    20351201              45.57    648  PA3        80.00     100.00
   7    20360301              43.58    686  SA1       100.00     100.00
   8    20210401              46.05    712  SA1        94.82      94.82
   9    20360401              41.96    805  SA1        95.00      95.00
  10    20360401              24.85    688  PA2        80.00      80.00
  11    20360501              46.03    657  PA3        51.55      51.55
  12    20360501              39.77    775  SA1        85.00      85.00
  13    20360501              47.54    698  SA1        86.54      86.54
  14    20360501              41.12    720  PA1        80.00     100.00
  15    20360501              35.54    659  PA3        55.56      55.56
  16    20360501              22.93    635  PA3        65.00      65.00
  17    20360501              28.22    755  PA1        80.00      80.00
  18    20360201              38.27    668  PA3        80.00     100.00
  19    20360401              54.05    648  PA3        77.00      77.00
  20    20360401              38.34    694  SA1       100.00     100.00
  21    20360401              30.77    782  PA1        64.33      64.33
  22    20360401              44.88    647  PA3        80.00     100.00
  23    20360401              40.14    691  SA1       100.00     100.00
  24    20360501              36.15    664  PA3        80.00     100.00
  25    20360201               45.2    649  PA3        80.00     100.00
  26    20360117              33.72    735  PA1        74.13      92.66
  27    20360217              40.42    682  PA2        80.00     100.00
  28    20360301              33.85    732  SA1       100.00     100.00
  29    20360501              49.42    667  PA3        80.00     100.00
  30    20360417              41.63    671  SA2        90.00      90.00
  31    20360501              30.42    649  PA3        80.00     100.00
  32    20360413              44.32    687  PA2        79.99      99.99
  33    20360419              42.39    731  PA1        80.00     100.00
  34    20360501              46.45    687  PA2        80.00     100.00
  35    20360501              37.55    718  PA2        80.00      99.59
  36    20360503              49.01    744  SA1        90.00      90.00
  37    20360427              45.09    626  PA3        79.89      99.86
  38    20360601              33.97    626  PA3        35.83      35.83
  39    20360501               50.8    673  SA2        90.00      90.00
  40    20360501              37.72    663  SA2        80.00      90.00
  41    20360501               2.38    629  PA3        58.75      58.75
  42    20360401               37.2    628  PA3        64.43      64.43
  43    20360501              45.89    623  PA3        80.00      80.00
  44    20360501               36.3    628  PA3        80.00      80.00
  45    20260403              42.88    667  PA3        80.00     100.00
  46    20360501              29.62    663  SA2        80.00     100.00
  47    20360501              37.37    675  SA2       100.00     100.00
  48    20360501               5.49    680  SA1        95.07      95.07
  49    20360501              38.35    666  SA2        95.00      95.00
  50    20360501              24.08    632  PA3        80.00      80.00
  51    20360501              41.45    683  SA1        95.00      95.00
  52    20360501              43.49    661  SA2        95.00      95.00
  53    20360501              28.04    672  SA2        94.30      94.30
  54    20360501              41.53    637  PA3        80.00     100.00
  55    20360501               32.6    715  SA1        93.21      93.21
  56    20360501              25.03    624  PA3        80.00      80.00
  57    20360501              46.87    682  SA1       100.00     100.00
  58    20210401              55.42    686  PA2        68.57      68.57
  59    20360501              40.87    674  PA3        80.00     100.00
  60    20360401              28.08    669  SA2       100.00     100.00
  61    20360601              37.97    663  PA3        61.00      61.00
  62    20360501              49.85    773  PA1        70.93      70.93
  63    20360501              46.03    732  PA1        80.00     100.00
  64    20360501              45.87    699  PA2        74.29      74.29
  65    20360501              44.29    788  PA1        58.75      58.75
  66    20360501              22.14    712  PA2        64.38      64.38
  67    20360501              47.19    701  PA2        75.00      75.00
  68    20360401              39.55    690  SA1        90.00      90.00
  69    20360501              34.42    732  PA1        80.00      80.00
  70    20360501              25.72    691  SA1       100.00     100.00
  71    20360501              41.54    709  PA2        80.00      80.00
  72    20360501              48.36    688  SA1        95.00      95.00
  73    20360501              43.22    644  PA3        80.00     100.00
  74    20360501              42.16    721  SA1       100.00     100.00
  75    20360501               29.8    671  PA3        75.57      75.57
  76    20360501              50.21    709  SA1        90.00      90.00
  77    20360301              44.57    662  SA2       100.00     100.00
  78    20351101              40.94    742  PA1        80.00     100.00
  79    20360401               41.8    656  PA3        80.00     100.00
  80    20360501              49.29    671  PA3        80.00     100.00
  81    20360601              49.19    654  PA3        80.00      80.00
  82    20360601              47.47    698  SA1        89.88      89.88
  83    20360501               37.5    735  PA1        80.00      80.00
  84    20210501              35.15    681  PA2        80.00      80.00
  85    20210501              40.79    711  SA1       100.00     100.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
   1    5%                                                                  24  CO           80401    7.040   6.540     7.040
   2    1%                                                                  24  MI           48203    9.700   9.200     9.700
   3    5%                                                                  12  KY           40160    9.000   8.500     9.000
   4    1%                                                                  36  OH           43734    6.550   6.050     6.550
   5    2%                                                                  36  IN           46203    9.500   9.000     9.500
   6    NO PENALTY                                                           0  AL           36853    9.130   8.630     9.130
   7    3%,2% OR 6 MONTHS INTEREST ON 80%                                   24  AR           71635   10.250   9.750    10.250
   8    6 MONTHS INTEREST                                                   12  NY           14226    9.990   9.490     9.990
   9    6 MONTHS INTEREST                                                   12  NY           14218    9.490   8.990     9.490
  10    6 MONTHS INTEREST                                                   36  PA           19139    9.000   8.500     9.000
  11    6 MONTHS INTEREST                                                   12  CA           92407    8.515   8.015     8.515
  12    6 MONTHS INTEREST                                                   24  CA           95220    7.125   6.625     7.125
  13    6 MONTHS INTEREST                                                   24  NV           89431    7.375   6.875     7.375
  14    6 MONTHS INTEREST                                                   24  CA           92026    7.125   6.625     7.125
  15    1%                                                                  36  VA           23513    7.125   6.625     7.125
  16    6 MONTHS INTEREST                                                   24  CA           95948    6.890   6.390     6.890
  17    6 MONTHS INTEREST                                                   24  CA           90059    7.025   6.525     7.025
  18    6 MONTHS INTEREST                                                   36  MT           59634    6.625   6.125     6.625
  19    2%                                                                  36  VA           23434    7.500   7.000     7.500
  20    NO PENALTY                                                           0  AL           36116    7.625   7.125     7.625
  21    1%                                                                  36  GA           30043    7.000   6.500     7.000
  22    NO PENALTY                                                           0  AL           36567    7.875   7.375     7.875
  23    3%,2%,1%                                                            36  LA           71049    8.500   8.000     8.500
  24    2%                                                                  36  MO           63034    7.625   7.125     7.625
  25    1%                                                                  36  UT           84128    7.900   7.400     7.900
  26    GREATER OF 1% OR $100                                               36  WA           99216    7.200   6.700     7.200
  27    GREATER OF 1% OR $100                                               36  KY           40515    7.350   6.850     7.350
  28    1%                                                                  36  ID           83642    8.850   8.350     8.850
  29    1%                                                                  36  GA           30043    7.790   7.290     7.790
  30    2%                                                                  36  VA           23663    7.440   6.940     7.440
  31    2%                                                                  36  VA           23803    7.210   6.710     7.210
  32    6 MONTHS INTEREST                                                   24  FL           34288    7.540   7.040     7.540
  33    1%                                                                  24  MI           48128    8.240   7.740     8.240
  34    NO PENALTY                                                           0  SC           29485    8.390   7.890     8.390
  35    6 MONTHS INTEREST                                                   24  UT           84115    7.250   6.750     7.250
  36    1%                                                                  36  GA           30096    8.140   7.640     8.140
  37    NO PENALTY                                                           0  NC           27265    8.640   8.140     8.640
  38    6 MONTHS INTEREST                                                   24  CA           90605    6.625   6.125     6.625
  39    6 MONTHS INTEREST                                                   24  WA           99205    6.375   5.875     6.375
  40    6 MONTHS INTEREST                                                   24  CA           95350    7.625   7.125     7.625
  41    NO PENALTY                                                           0  TX           78957    9.325   8.825     9.325
  42    6 MONTHS INTEREST                                                   12  NY           11217    7.750   7.250     7.750
  43    NO PENALTY                                                           0  NY           14068    8.500   8.000     8.500
  44    NO PENALTY                                                           0  NY           11236    7.250   6.750     7.250
  45    2%                                                                  36  VA           23024    8.500   8.000     8.500
  46    2 MONTHS INTEREST                                                   36  MD           20744    6.000   5.500     6.000
  47    5%                                                                  24  PA           17331    9.950   9.450     9.950
  48    NO PENALTY                                                           0  NY           12205    8.750   8.250     8.750
  49    5%                                                                  36  AL           35404    8.450   7.950     8.450
  50    5%                                                                  36  FL           33311    8.490   7.990     8.490
  51    5%                                                                  36  FL           32825    8.190   7.690     8.190
  52    5%                                                                  36  FL           32404    8.400   7.900     8.400
  53    5%                                                                  36  FL           32250    8.900   8.400     8.900
  54    5%                                                                  36  FL           34772    7.400   6.900     7.400
  55    2%                                                                  36  VA           24502    6.550   6.050     6.550
  56    NO PENALTY                                                           0  NM           87105    8.800   8.300     8.800
  57    NO PENALTY                                                           0  NC           28212    9.340   8.840     9.340
  58    5%                                                                  36  CA           95633    6.050   5.550     6.050
  59    6 MONTHS INTEREST                                                   36  CA           95817    6.050   5.550     6.050
  60    5%                                                                  36  OR           97303    8.250   7.750     8.250
  61    6 MONTHS INTEREST                                                   36  CA           95018    6.280   5.780     6.280
  62    6 MONTHS INTEREST                                                   36  CA           91342    6.590   6.090     6.590
  63    6 MONTHS INTEREST                                                   36  CA           95225    7.250   6.750     7.250
  64    6 MONTHS INTEREST                                                   36  CA           94618    6.790   6.290     6.790
  65    6 MONTHS INTEREST                                                   36  CA           92117    6.250   5.750     6.250
  66    6 MONTHS INTEREST                                                   36  CA           95746    6.000   5.500     6.000
  67    6 MONTHS INTEREST                                                   36  CA           93510    6.375   5.875     6.375
  68    5%                                                                  36  CT            6053    8.990   8.490     8.990
  69    NO PENALTY                                                           0  CT            6415    6.500   6.000     6.500
  70    NO PENALTY                                                           0  KS           66614    9.860   9.360     9.860
  71    5%                                                                  12  OK           73112    8.690   8.190     8.690
  72    NO PENALTY                                                           0  IL           60085    9.000   8.500     9.000
  73    2 MONTHS INTEREST                                                   36  MN           55353    8.300   7.800     8.300
  74    NO PENALTY                                                           0  IL           62234   11.050  10.550    11.050
  75    5%                                                                  36  AZ           85033    8.800   8.300     8.800
  76    5%                                                                  36  TX           75210    8.750   8.250     8.750
  77    NO PENALTY                                                           0  IL           60469    9.400   8.900     9.400
  78    5%                                                                  24  AZ           85015    7.250   6.750     7.250
  79    6 MONTHS INTEREST                                                   24  CA           93534    8.625   8.125     8.625
  80    NO PENALTY                                                           0  WA           98391    8.230   7.730     8.230
  81    6 MONTHS INTEREST                                                   24  CA           90037    9.200   8.700     9.200
  82    6 MONTHS INTEREST                                                   24  CA           92509    8.250   7.750     8.250
  83    6 MONTHS INTEREST                                                    6  KS           66743    6.125   5.625     6.125
  84    NO PENALTY                                                           0  TX           77009    6.500   6.000     6.500
  85    2%                                                                  36  VA           24592    8.125   7.625     8.125

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
   1        0.500         12        360        48        60       360        348      2
   2        0.500         12        360         0         0       360        348      1
   3        0.500          8        360         0         0       360        352      1
   4        0.500          5        360         0         0       360        355      1
   5        0.500          5        360         0         0       360        355      1
   6        0.500          9        360        15        24       360        351      1
   7        0.500          6        360         0         0       360        354      1
   8        0.500          5        180         0         0       180        175      1
   9        0.500          5        360         0         0       360        355      2
  10        0.500          5        360         0         0       360        355      1
  11        0.500          4        480         0         0       360        356      1
  12        0.500          4        480         0         0       360        356      2
  13        0.500          4        360        56        60       360        356      1
  14        0.500          4        360        56        60       360        356      2
  15        0.500          4        360         0         0       360        356      1
  16        0.500          4        360         0         0       360        356      1
  17        0.500          4        480         0         0       360        356      1
  18        0.500          7        360         0         0       360        353      2
  19        0.500          5        360         0         0       360        355      1
  20        0.500          5        360         0         0       360        355      1
  21        0.500          5        360         0         0       360        355      1
  22        0.500          5        360        55        60       360        355      2
  23        0.500          5        360         0         0       360        355      1
  24        0.500          4        360        56        60       360        356      2
  25        0.500          7        360         0         0       360        353      2
  26        0.500          8        360         0         0       360        352      2
  27        0.500          7        360         0         0       360        353      2
  28        0.500          6        360         0         0       360        354      2
  29        0.500          4        360        56        60       360        356      2
  30        0.500          5        360         0         0       360        355      1
  31        0.500          4        360         0         0       360        356      2
  32        0.500          5        360        55        60       360        355      2
  33        0.500          5        360        55        60       360        355      2
  34        0.500          4        360         0         0       360        356      2
  35        0.500          4        360        56        60       360        356      1
  36        0.500          4        360        56        60       360        356      2
  37        0.500          5        360         0         0       360        355      2
  38        0.500          3        360        57        60       360        357      1
  39        0.500          4        480         0         0       360        356      1
  40        0.500          4        360        56        60       360        356      1
  41        0.500          4        360         0         0       360        356      2
  42        0.500          5        480         0         0       360        355      1
  43        0.500          4        360         0         0       360        356      1
  44        0.500          4        360        56        60       360        356      1
  45        0.500          5        240         0         0       240        235      1
  46        0.500          4        480         0         0       360        356      1
  47        0.500          4        480         0         0       360        356      1
  48        0.500          4        360         0         0       360        356      1
  49        0.500          4        360         0         0       360        356      1
  50        0.500          4        360         0         0       360        356      1
  51        0.500          4        360        56        60       360        356      1
  52        0.500          4        360         0         0       360        356      1
  53        0.500          4        360         0         0       360        356      1
  54        0.500          4        360        56        60       360        356      2
  55        0.500          4        360         0         0       360        356      2
  56        0.500          4        360         0         0       360        356      1
  57        0.500          4        360         0         0       360        356      1
  58        0.500          5        360         0         0       180        175      1
  59        0.500          4        480         0         0       360        356      2
  60        0.500          5        360        55        60       360        355      1
  61        0.500          3        360         0         0       360        357      2
  62        0.500          4        360         0         0       360        356      1
  63        0.500          4        360         0         0       360        356      2
  64        0.500          4        360         0         0       360        356      2
  65        0.500          4        360         0         0       360        356      2
  66        0.500          4        480         0         0       360        356      2
  67        0.500          4        360         0         0       360        356      1
  68        0.500          5        360         0         0       360        355      1
  69        0.500          4        360         0         0       360        356      2
  70        0.500          4        360         0         0       360        356      2
  71        0.500          4        360         0         0       360        356      1
  72        0.500          4        360         0         0       360        356      1
  73        0.500          4        360        56        60       360        356      1
  74        0.500          4        360         0         0       360        356      1
  75        0.500          4        360         0         0       360        356      1
  76        0.500          4        360         0         0       360        356      1
  77        0.500          6        360         0         0       360        354      2
  78        0.500         10        360         0         0       360        350      1
  79        0.500          5        480         0         0       360        355      2
  80        0.500          4        360        56        60       360        356      2
  81        0.500          3        360         0         0       360        357      1
  82        0.500          3        480         0         0       360        357      2
  83        0.500          4        360         0         0       360        356      1
  84        0.500          4        180         0         0       180        176      1
  85        0.500          4        180         0         0       180        176      2

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
  86             0      --       --       --        --          --        --           0           0  239,633.64  240,000.00
  87             0      --       --       --        --          --        --           0           0  147,845.95  148,000.00
  88      20080501   5.500   14.375    7.375     3.000       1.000     7.000          20           6  163,075.82  163,200.00
  89             0      --       --       --        --          --        --           0           0   49,533.06   50,000.00
  90             0      --       --       --        --          --        --           0           0   95,903.39   96,050.00
  91             0      --       --       --        --          --        --           0           0  150,769.49  151,000.00
  92             0      --       --       --        --          --        --           0           0  370,308.69  373,000.00
  93             0      --       --       --        --          --        --           0           0  160,390.24  162,000.00
  94             0      --       --       --        --          --        --           0           0   75,042.51   75,500.00
  95             0      --       --       --        --          --        --           0           0  119,797.80  120,000.00
  96             0      --       --       --        --          --        --           0           0   49,970.48   50,000.00
  97             0      --       --       --        --          --        --           0           0  113,788.27  114,000.00
  98             0      --       --       --        --          --        --           0           0   81,049.67   81,750.00
  99      20090501   8.125   16.125    9.125     3.000       1.000     7.000          32           6  288,000.00  288,000.00
 100             0      --       --       --        --          --        --           0           0   74,943.28   75,000.00
 101             0      --       --       --        --          --        --           0           0   58,964.57   60,000.00
 102      20090501   7.500   15.500    8.500     3.000       1.000     7.000          32           6  332,500.00  332,500.00
 103             0      --       --       --        --          --        --           0           0  143,885.83  145,000.00
 104             0      --       --       --        --          --        --           0           0  139,890.78  140,000.00
 105      20080501   3.850   12.950    6.950     3.000       1.000     6.000          20           6  203,661.28  204,000.00
 106      20080501   3.890   12.990    6.990     3.000       1.000     6.000          20           6  162,704.52  162,973.00
 107      20080501   3.490   12.590    6.590     3.000       1.000     6.000          20           6  132,563.42  132,800.00
 108             0      --       --       --        --          --        --           0           0  130,000.00  130,000.00
 109             0      --       --       --        --          --        --           0           0   69,518.49   69,600.00
 110             0      --       --       --        --          --        --           0           0  129,785.84  130,000.00
 111      20090501   5.350   13.350    7.350     3.000       1.000     6.000          32           6  359,447.71  360,000.00
 112             0      --       --       --        --          --        --           0           0   86,106.66   86,300.00
 113      20080501   5.350   15.590    8.590     3.000       1.000     7.000          20           6  154,502.00  154,502.00
 114      20090501   6.200   14.940    7.940     3.000       1.000     7.000          32           6  161,600.00  161,600.00
 115             0      --       --       --        --          --        --           0           0   78,884.47   79,000.00
 116      20090501   5.940   14.440    7.440     3.000       1.000     7.000          32           6  149,773.96  150,000.00
 117             0      --       --       --        --          --        --           0           0  146,266.04  147,000.00
 118             0      --       --       --        --          --        --           0           0   74,957.73   75,000.00
 119      20080501   6.700   15.200    8.200     3.000       1.000     7.000          20           6   49,935.36   50,000.00
 120      20080601   6.950   15.450    8.450     3.000       1.000     7.000          21           6  145,910.64  146,000.00
 121             0      --       --       --        --          --        --           0           0   94,715.34   95,000.00
 122      20080501   6.690   15.190    8.190     3.000       1.000     7.000          20           6  197,344.01  197,600.00
 123      20090501   4.890   13.390    6.390     3.000       1.000     7.000          32           6  167,936.13  168,000.00
 124             0      --       --       --        --          --        --           0           0   64,869.62   65,000.00
 125             0      --       --       --        --          --        --           0           0  123,917.72  124,000.00
 126             0      --       --       --        --          --        --           0           0  129,628.62  129,900.00
 127      20090501   5.240   13.740    6.740     3.000       1.000     7.000          32           6  133,368.85  133,600.00
 128             0      --       --       --        --          --        --           0           0   73,369.55   73,500.00
 129             0      --       --       --        --          --        --           0           0  110,870.47  111,000.00
 130             0      --       --       --        --          --        --           0           0   92,935.67   93,000.00
 131             0      --       --       --        --          --        --           0           0  123,362.91  123,500.00
 132      20080301   6.450   14.950    7.950     3.000       1.000     7.000          18           6  134,082.40  134,240.00
 133      20090401   5.490   13.990    6.990     3.000       1.000     7.000          31           6  169,599.92  169,600.00
 134      20090501   6.590   15.090    8.090     3.000       1.000     7.000          32           6  150,000.00  150,000.00
 135      20080501   6.640   15.140    8.140     3.000       1.000     7.000          20           6  216,000.00  216,000.00
 136      20080501   5.470   13.970    6.970     3.000       1.000     7.000          20           6  272,000.00  272,000.00
 137      20080501   5.990   14.490    7.490     3.000       1.000     7.000          20           6  116,000.00  116,000.00
 138      20080501   6.690   15.190    8.190     3.000       1.000     7.000          20           6  234,335.39  234,400.00
 139      20080501   5.790   14.290    7.290     3.000       1.000     7.000          20           6  169,600.00  169,600.00
 140      20080601   6.100   14.600    7.600     3.000       1.000     7.000          21           6  262,900.10  263,700.00
 141             0      --       --       --        --          --        --           0           0  121,135.90  121,500.00
 142      20080401   5.250   13.750    6.750     3.000       1.000     7.000          19           6  184,519.46  185,000.00
 143      20080501   6.050   14.550    7.550     3.000       1.000     7.000          20           6  229,660.94  230,000.00
 144      20090501   6.490   14.990    7.990     3.000       1.000     7.000          32           6  292,702.52  292,800.00
 145      20080501   5.740   14.240    7.240     3.000       1.000     7.000          20           6  172,800.00  172,800.00
 146      20090501   6.990   15.490    8.490     3.000       1.000     7.000          32           6  251,999.18  252,000.00
 147      20090501   5.400   13.900    6.900     3.000       1.000     7.000          32           6  538,585.38  539,490.00
 148             0      --       --       --        --          --        --           0           0  142,591.60  142,800.00
 149      20080601   5.850   15.350    8.350     3.000       1.000     7.000          21           6   62,960.64   63,000.00
 150             0      --       --       --        --          --        --           0           0  299,775.12  300,000.00
 151      20080601   5.600   13.850    6.850     3.000       1.000     7.000          21           6  103,842.11  103,950.00
 152             0      --       --       --        --          --        --           0           0  239,857.28  240,000.00
 153             0      --       --       --        --          --        --           0           0   77,278.65   77,350.00
 154      20080501   6.800   15.800    6.800     3.000       1.500     7.000          20           6  154,633.43  154,900.00
 155      20080501   5.200   14.700    7.700     3.000       1.500     7.000          20           6  148,287.58  148,500.00
 156      20080401   6.250   15.250    8.250     3.000       1.500     7.000          19           6  300,950.00  300,950.00
 157      20080501   5.700   15.350    8.350     3.000       1.500     7.000          20           6  235,427.67  235,550.00
 158      20080501   6.000   15.300    8.300     3.000       1.500     7.000          20           6  183,103.47  183,200.00
 159      20080501   3.825   13.325    6.325     3.000       1.500     7.000          20           6  322,499.84  322,500.00
 160      20080501   7.950   17.450   10.450     3.000       1.500     7.000          20           6  566,452.56  566,910.00
 161      20080601   5.490   13.490    5.490     3.000       1.000     6.000          21           6  411,300.00  411,300.00
 162      20080601   5.350   13.350    5.350     3.000       1.000     6.000          21           6  151,200.00  151,200.00
 163      20080501   5.920   13.920    7.920     2.000       1.000     6.000          20           6  388,400.00  388,400.00
 164      20080509   4.430   13.430    7.430     3.000       1.000     6.000          20           6  110,149.19  110,400.00
 165      20080601   6.650   14.650    8.650     3.000       1.000     6.000          21           6  134,421.00  134,500.00
 166      20090601   6.790   14.790    8.790     3.000       1.000     6.000          33           6  153,412.42  153,500.00
 167             0      --       --       --        --          --        --           0           0  148,391.33  148,500.00
 168             0      --       --       --        --          --        --           0           0  139,042.24  139,140.00
 169      20080605   4.720   13.720    7.720     3.000       1.000     6.000          21           6  116,417.27  116,500.00
 170      20080601   6.555   14.805    7.805     3.000       1.000     7.000          21           6  239,663.87  240,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
  86         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  87         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  88         --   40,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
  89         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  90         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  91         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  92         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  93         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  94         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  95         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  96         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  97         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  98         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
  99         --   72,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 100         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 101         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 102         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 103         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 104         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 105         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 106         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 107         --   33,200.00  ARM         Non-Balloon  Full              Libor - 6 Month
 108         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 109         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 110         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 111         --   90,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 112         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 113         --   38,626.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 114         --   30,300.00  ARM         Non-Balloon  Full              Libor - 6 Month
 115         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 116         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 117         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 118         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 119         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 120         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 121         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 122         --   49,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 123         --   42,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 124         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 125         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
 126         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 127         --   33,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 128         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 129         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 130         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 131         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 132         --   33,558.00  ARM         Balloon      Lite              Libor - 6 Month
 133         --   31,800.00  ARM         Non-Balloon  Full              Libor - 6 Month
 134         --   37,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 135         --   54,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 136         --   68,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 137         --   29,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 138         --   58,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 139         --   42,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 140         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 141         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 142         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 143         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 144         --   73,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 145         --   43,200.00  ARM         Non-Balloon  Full              Libor - 6 Month
 146         --   63,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 147         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 148         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 149         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 150         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 151         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 152         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 153         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 154         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 155         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 156         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 157         --          --  ARM         Balloon      Stated            Libor - 6 Month
 158         --          --  ARM         Balloon      Stated            Libor - 6 Month
 159         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 160         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 161         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 162         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 163         --   97,100.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 164         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 165         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 166         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 167         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 168         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 169         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 170         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
  86    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  87    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  88    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
  89    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 15 Year
  90    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
  91    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  92    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
  93    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
  94    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
  95    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  96    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  97    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
  98    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
  99    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 100    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 101    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 102    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 103    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 104    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 105    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 106    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 107    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 108    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 109    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 110    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 111    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 112    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 113    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 114    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 115    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 116    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 117    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 118    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 119    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 120    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 121    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 122    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 123    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 124    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 125    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 126    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 127    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 128    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 129    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 130    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 131    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 132    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 133    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 134    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 135    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 136    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 137    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 138    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 139    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 140    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 141    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 142    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 143    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 144    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 145    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 146    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 147    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 148    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 149    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 150    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 151    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 152    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 153    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 154    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 155    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 156    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 157    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 158    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 159    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 160    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 161    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 162    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 163    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 164    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 165    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 166    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 167    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 168    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 169    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 170    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
  86    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
  87    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060601
  88    PUD                          Purchase               WILSHIRE  20060901     20060427  20060601
  89    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
  90    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060410  20060601
  91    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060417  20060601
  92    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
  93    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060417  20060601
  94    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060420  20060601
  95    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060419  20060601
  96    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
  97    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
  98    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
  99    Single Family Residence      Purchase               WILSHIRE  20060901     20060425  20060601
 100    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060424  20060601
 101    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
 102    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 103    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
 104    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060503  20060701
 105    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
 106    Single Family Residence      Purchase               WILSHIRE  20060901     20060413  20060601
 107    Single Family Residence      Purchase               WILSHIRE  20060901     20060421  20060601
 108    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060508  20060701
 109    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060511
 110    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060504  20060701
 111    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
 112    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060331  20060501
 113    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
 114    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
 115    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
 116    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060601
 117    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060427  20060601
 118    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
 119    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060601
 120    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
 121    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060224  20060401
 122    Single Family Residence      Purchase               WILSHIRE  20060901     20060411  20060601
 123    PUD                          Purchase               WILSHIRE  20060901     20060419  20060601
 124    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060331  20060501
 125    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060428  20060601
 126    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
 127    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060419  20060601
 128    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060427  20060601
 129    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060601
 130    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060701
 131    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060601
 132    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060214  20060401
 133    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060314  20060501
 134    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
 135    Single Family Residence      Purchase               WILSHIRE  20060901     20060419  20060601
 136    PUD                          Purchase               WILSHIRE  20060901     20060425  20060601
 137    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
 138    Single Family Residence      Purchase               WILSHIRE  20060901     20060427  20060601
 139    Single Family Residence      Purchase               WILSHIRE  20060901     20060426  20060601
 140    Single Family Residence      Purchase               WILSHIRE  20060901     20060501  20060701
 141    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060317  20060501
 142    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060329  20060501
 143    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060417  20060601
 144    Single Family Residence      Purchase               WILSHIRE  20060901     20060418  20060601
 145    Single Family Residence      Purchase               WILSHIRE  20060901     20060421  20060601
 146    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 147    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
 148    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060601
 149    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 150    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 151    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 152    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 153    Single Family Residence      Purchase               WILSHIRE  20060901     20060503  20060601
 154    Single Family Residence      Purchase               WILSHIRE  20060901     20060421  20060601
 155    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
 156    PUD                          Purchase               WILSHIRE  20060901     20060316  20060501
 157    4 Family                     Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
 158    Single Family Residence      Purchase               WILSHIRE  20060901     20060421  20060601
 159    Single Family Residence      Purchase               WILSHIRE  20060901     20060420  20060601
 160    4 Family                     Purchase               WILSHIRE  20060901     20060427  20060601
 161    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060516  20060701
 162    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 163    PUD                          Purchase               WILSHIRE  20060901     20060426  20060601
 164    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060509  20060609
 165    Single Family Residence      Purchase               WILSHIRE  20060901     20060530  20060701
 166    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 167    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 168    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060705
 169    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060705
 170    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
  86    20360501            38.65    658  PA3        80.00      80.00
  87    20360501            51.22    675  SA2       100.00     100.00
  88    20360501            32.89    680  PA2        80.00     100.00
  89    20210501            38.49    712  SA1        80.65      80.65
  90    20360501            49.08    763  SA1        85.00      85.00
  91    20360501            49.35    625  PA3        79.89      79.89
  92    20210501            51.97    730  PA1        58.74      58.74
  93    20210501             47.8    706  PA2        60.90      60.90
  94    20260501            34.88    709  PA2        77.84      77.84
  95    20360501            29.68    778  SA1        83.92      83.92
  96    20360601            20.18    658  PA3        46.73      46.73
  97    20360501            40.17    685  PA2        52.53      52.53
  98    20210501            20.48    668  PA3        77.86      77.86
  99    20360501            43.03    624  PA3        80.00     100.00
 100    20360501            49.33    676  SA2       100.00     100.00
 101    20210501            39.78    691  PA2        28.57      28.57
 102    20360501            36.26    662  SA2        95.00      95.00
 103    20360501            23.57    762  SA1       100.00     100.00
 104    20360601            41.44    693  PA2        79.10      79.10
 105    20360501            26.66    804  PA1        80.00      80.00
 106    20360501            44.67    755  SA1        95.00      95.00
 107    20360501            44.35    659  PA3        80.00     100.00
 108    20360601               22    706  SA1        84.42      84.42
 109    20360411            40.51    777  SA1        75.08      75.08
 110    20360601            49.53    697  PA2        66.33      66.33
 111    20360501            40.63    654  PA3        80.00     100.00
 112    20360401            17.03    760  SA1       100.00     100.00
 113    20360501             44.7    645  PA3        80.00     100.00
 114    20360501            42.86    631  PA3        80.00      95.00
 115    20360501            48.59    736  SA1       100.00     100.00
 116    20360501            42.78    729  SA1       100.00     100.00
 117    20360501            48.67    720  SA1       100.00     100.00
 118    20360601            24.07    708  SA1       100.00     100.00
 119    20360501             9.73    777  SA1       100.00     100.00
 120    20360601             35.8    660  SA2        98.65      98.65
 121    20360301            48.88    709  SA1       100.00     100.00
 122    20360501            49.19    645  PA3        80.00     100.00
 123    20360501            38.63    666  PA3        80.00     100.00
 124    20360401            50.89    662  SA2       100.00     100.00
 125    20360501            45.52    657  PA3        80.00      80.00
 126    20360501            40.39    660  SA2       100.00     100.00
 127    20360501            37.17    670  PA3        80.00     100.00
 128    20360501            45.58    686  SA1       100.00     100.00
 129    20360501            27.98    688  SA1       100.00     100.00
 130    20360601            44.15    666  SA2       100.00     100.00
 131    20360501            24.68    690  SA2        95.00      95.00
 132    20360301             48.6    638  PA3        63.92      79.90
 133    20360401            42.08    635  PA3        80.00      95.00
 134    20360501            44.24    657  PA3        80.00     100.00
 135    20360501            43.51    672  PA3        80.00     100.00
 136    20360501            48.35    650  PA3        80.00     100.00
 137    20360501            49.82    628  PA3        80.00     100.00
 138    20360501            48.98    700  PA2        80.00     100.00
 139    20360501            33.46    681  PA2        80.00     100.00
 140    20360601            48.02    750  SA1        90.00      90.00
 141    20360401            46.81    763  SA1       100.00     100.00
 142    20360401            46.83    746  SA1       100.00     100.00
 143    20360501            41.14    665  SA2       100.00     100.00
 144    20360501            49.15    669  SA2        80.00     100.00
 145    20360501            40.41    659  PA3        80.00     100.00
 146    20360501            46.08    621  PA3        80.00     100.00
 147    20360501            45.63    689  SA1        95.00      95.00
 148    20360501            50.14    682  SA1       100.00     100.00
 149    20360601            32.18    697  SA1        90.00      90.00
 150    20360601            49.46    658  PA3        71.43      71.43
 151    20360601            47.43    641  PA3        45.00      45.00
 152    20360601            50.07    629  PA3        80.00      80.00
 153    20360501            36.86    739  SA1       100.00     100.00
 154    20360501            50.96    688  SA1       100.00     100.00
 155    20360501            38.82    645  PA3        75.00      75.00
 156    20360401            49.68    668  SA2        85.00      85.00
 157    20360501            52.74    623  PA3        70.00      70.00
 158    20360501            52.74    623  PA3        80.00      80.00
 159    20360501             41.7    687  PA2        75.00      75.00
 160    20360501             43.2    751  SA1        90.00      90.00
 161    20360601            23.28    713  SA1        89.61      89.61
 162    20360601            49.14    716  PA2        80.00      80.00
 163    20360501            50.15    643  PA3        80.00     100.00
 164    20360509             8.23    635  PA3        80.00      80.00
 165    20360601            45.05    784  SA1       100.00     100.00
 166    20360601            33.93    683  SA1       100.00     100.00
 167    20360601               19    664  SA2        82.50      82.50
 168    20360605            54.39    671  SA2        90.00      90.00
 169    20360605            43.28    661  SA2        80.34      80.34
 170    20360601            48.96    707  SA1        89.55      89.55


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
  86    6 MONTHS INTEREST                                                   36  FL           33912    7.375   6.875     7.375
  87    6 MONTHS INTEREST                                                   36  WA           98626    9.250   8.750     9.250
  88    6 MONTHS INTEREST                                                   24  NV           89502    7.375   6.875     7.375
  89    NO PENALTY                                                           0  AZ           86047    7.875   7.375     7.875
  90    NO PENALTY                                                           0  FL           34691    7.375   6.875     7.375
  91    6 MONTHS INTEREST                                                   36  FL           33853    7.375   6.875     7.375
  92    NO PENALTY                                                           0  CA           92029    6.375   5.875     6.375
  93    NO PENALTY                                                           0  TX           75056    6.500   6.000     6.500
  94    2%                                                                  36  MO           64424    6.625   6.125     6.625
  95    6 MONTHS INTEREST                                                   36  FL           34450    6.875   6.375     6.875
  96    NO PENALTY                                                           0  CO           81521    8.625   8.125     8.625
  97    NO PENALTY                                                           0  FL           34205    6.375   5.875     6.375
  98    NO PENALTY                                                           0  SC           29617    7.750   7.250     7.750
  99    NO PENALTY                                                           0  IL           60615    9.125   8.625     9.125
 100    2%                                                                  36  MO           64134   10.750  10.250    10.750
 101    NO PENALTY                                                           0  FL           33982    7.000   6.500     7.000
 102    6 MONTHS INTEREST                                                   36  AZ           85234    8.500   8.000     8.500
 103    NO PENALTY                                                           0  FL           33460    6.875   6.375     6.875
 104    2%                                                                  36  VA           23111    7.250   6.750     7.250
 105    6 MONTHS INTEREST                                                   24  FL           33569    6.950   6.450     6.950
 106    6 MONTHS INTEREST                                                   24  PA           19026    6.990   6.490     6.990
 107    1%                                                                  24  GA           30815    6.590   6.090     6.590
 108    1%                                                                  36  TN           37129    8.350   7.850     8.350
 109    6 MONTHS INTEREST                                                   36  GA           30721    9.300   8.800     9.300
 110    6 MONTHS INTEREST                                                   36  AZ           85037    6.990   6.490     6.990
 111    2%                                                                  36  IN           46236    7.350   6.850     7.350
 112    2%                                                                  36  IN           47802    7.500   7.000     7.500
 113    2 MONTHS INTEREST                                                   24  MN           55045    8.590   8.090     8.590
 114    2 MONTHS INTEREST                                                   36  MN           55379    7.940   7.440     7.940
 115    1%                                                                  36  MI           48213    7.590   7.090     7.590
 116    1%                                                                  36  WI           53140    7.440   6.940     7.440
 117    2%                                                                  24  IN           46143    7.590   7.090     7.590
 118    2%                                                                  24  IN           46241    8.850   8.350     8.850
 119    1%                                                                  24  MI           48234    8.200   7.700     8.200
 120    2%                                                                  24  IN           46106    8.450   7.950     8.450
 121    5%                                                                  36  FL           32043    7.500   7.000     7.500
 122    5%                                                                  24  FL           34983    8.190   7.690     8.190
 123    5%                                                                  36  FL           32824    6.390   5.890     6.390
 124    5%                                                                  36  TN           38108    8.050   7.550     8.050
 125    1%                                                                  36  GA           30349    7.500   7.000     7.500
 126    5%                                                                  36  FL           32305    8.100   7.600     8.100
 127    5%                                                                  36  TN           37072    6.740   6.240     6.740
 128    5%                                                                  36  TN           38127    8.650   8.150     8.650
 129    2%                                                                  36  MO           65672    8.700   8.200     8.700
 130    5%                                                                  36  FL           32254    7.850   7.350     7.850
 131    5%                                                                  36  FL           32208    8.990   8.490     8.990
 132    5%                                                                  24  UT           84109    7.950   7.450     7.950
 133    5%                                                                  36  CO           80223    6.990   6.490     6.990
 134    6 MONTHS INTEREST                                                   36  CO           80601    8.090   7.590     8.090
 135    5%                                                                  12  AZ           85250    8.140   7.640     8.140
 136    5%                                                                  24  CO           80018    6.970   6.470     6.970
 137    5%                                                                  24  AZ           85051    7.490   6.990     7.490
 138    5%                                                                  12  AZ           85354    8.190   7.690     8.190
 139    5%                                                                  24  AZ           85027    7.290   6.790     7.290
 140    5%                                                                  24  AZ           85042    7.600   7.100     7.600
 141    5%                                                                  36  PA           15044    7.500   7.000     7.500
 142    1%                                                                  24  VA           23462    6.750   6.250     6.750
 143    2%                                                                  24  NC           27524    7.550   7.050     7.550
 144    NO PENALTY                                                           0  MD           21144    7.990   7.490     7.990
 145    5%                                                                  24  DE           19713    7.240   6.740     7.240
 146    NO PENALTY                                                           0  MD           20886    8.490   7.990     8.490
 147    1%                                                                  36  VA           23314    6.900   6.400     6.900
 148    1%                                                                  36  VA           23237    7.600   7.100     7.600
 149    NO PENALTY                                                           0  MD           21223    8.350   7.850     8.350
 150    6 MONTHS INTEREST                                                   36  CA           90220    7.450   6.950     7.450
 151    6 MONTHS INTEREST                                                   24  CA           95205    6.850   6.350     6.850
 152    6 MONTHS INTEREST                                                   36  AZ           85653    8.590   8.090     8.590
 153    5%                                                                  36  TX           78501    9.825   9.325     9.825
 154    5%                                                                  24  TX           78231    8.800   8.300     8.800
 155    NO PENALTY                                                           0  AZ           85031    7.700   7.200     7.700
 156    5%                                                                  24  NV           89123    8.250   7.750     8.250
 157    5%                                                                  36  FL           33312    8.350   7.850     8.350
 158    5%                                                                  36  FL           33311    8.300   7.800     8.300
 159    6 MONTHS INTEREST                                                   36  CA           92337    6.325   5.825     6.325
 160    NO PENALTY                                                           0  MA            2451   10.450   9.950    10.450
 161    5%,4%,3%,2%,1%                                                      60  LA           70112    7.490   6.990     7.490
 162    2 MONTHS INTEREST                                                   24  MD           20774    7.350   6.850     7.350
 163    NO PENALTY                                                           0  GA           30024    7.920   7.420     7.920
 164    5%                                                                  24  FL           33898    7.430   6.930     7.430
 165    5%                                                                  24  FL           33712    8.650   8.150     8.650
 166    2%                                                                  36  MO           65611    8.790   8.290     8.790
 167    5%                                                                  36  CO           80011    7.570   7.070     7.570
 168    NO PENALTY                                                           0  GA           30127    7.870   7.370     7.870
 169    5%                                                                  24  FL           32025    7.720   7.220     7.720
 170    6 MONTHS INTEREST                                                   24  AZ           86403    7.805   7.305     7.805

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
  86        0.500          4        360         0         0       360        356      1
  87        0.500          4        360         0         0       360        356      1
  88        0.500          4        360         0         0       360        356      2
  89        0.500          4        180         0         0       180        176      1
  90        0.500          4        360         0         0       360        356      1
  91        0.500          4        360         0         0       360        356      1
  92        0.500          4        180         0         0       180        176      2
  93        0.500          4        180         0         0       180        176      1
  94        0.500          4        240         0         0       240        236      1
  95        0.500          4        360         0         0       360        356      1
  96        0.500          3        360         0         0       360        357      1
  97        0.500          4        360         0         0       360        356      1
  98        0.500          4        180         0         0       180        176      1
  99        0.500          4        360        56        60       360        356      2
 100        0.500          4        360         0         0       360        356      2
 101        0.500          4        180         0         0       180        176      1
 102        0.500          4        360        56        60       360        356      1
 103        0.500          4        360         0         0       360        356      1
 104        0.500          3        360         0         0       360        357      1
 105        0.500          4        360         0         0       360        356      1
 106        0.500          4        360         0         0       360        356      1
 107        0.500          4        360         0         0       360        356      1
 108        0.500          3        360         0         0       360        357      1
 109        0.500          5        360         0         0       360        355      2
 110        0.500          3        360         0         0       360        357      1
 111        0.500          4        360         0         0       360        356      2
 112        0.500          5        360         0         0       360        355      1
 113        0.500          4        360        56        60       360        356      2
 114        0.500          4        360        56        60       360        356      1
 115        0.500          4        360         0         0       360        356      1
 116        0.500          4        360         0         0       360        356      1
 117        0.500          4        360         0         0       360        356      2
 118        0.500          3        360         0         0       360        357      1
 119        0.500          4        360         0         0       360        356      1
 120        0.500          3        360         0         0       360        357      1
 121        0.500          6        360         0         0       360        354      2
 122        0.500          4        360         0         0       360        356      2
 123        0.500          4        360        56        60       360        356      2
 124        0.500          5        360         0         0       360        355      1
 125        0.500          4        480         0         0       360        356      1
 126        0.500          4        360         0         0       360        356      1
 127        0.500          4        360         0         0       360        356      1
 128        0.500          4        360         0         0       360        356      1
 129        0.500          4        360         0         0       360        356      1
 130        0.500          3        360         0         0       360        357      1
 131        0.500          4        360         0         0       360        356      2
 132        0.500          6        480         0         0       360        354      1
 133        0.500          5        360        55        60       360        355      1
 134        0.500          4        360        56        60       360        356      1
 135        0.500          4        360        56        60       360        356      2
 136        0.500          4        360        56        60       360        356      1
 137        0.500          4        360        56        60       360        356      1
 138        0.500          4        360        56        60       360        356      2
 139        0.500          4        360        56        60       360        356      1
 140        0.500          3        360        57        60       360        357      2
 141        0.500          5        360         0         0       360        355      2
 142        0.500          5        360         0         0       360        355      1
 143        0.500          4        360         0         0       360        356      2
 144        0.500          4        360        56        60       360        356      2
 145        0.500          4        360        56        60       360        356      1
 146        0.500          4        360        56        60       360        356      1
 147        0.500          4        360         0         0       360        356      2
 148        0.500          4        360         0         0       360        356      1
 149        0.500          3        360         0         0       360        357      1
 150        0.500          3        360         0         0       360        357      1
 151        0.500          3        360         0         0       360        357      1
 152        0.500          3        360         0         0       360        357      1
 153        0.500          4        360         0         0       360        356      2
 154        0.500          4        360         0         0       360        356      1
 155        0.500          4        360         0         0       360        356      1
 156        0.500          5        360        55        60       360        355      2
 157        0.500          4        480         0         0       360        356      1
 158        0.500          4        480         0         0       360        356      2
 159        0.500          4        360        56        60       360        356      2
 160        0.500          4        360         0         0       360        356      1
 161        0.500          3        360       117       120       360        357      2
 162        0.500          3        360       117       120       360        357      1
 163        0.500          4        360        56        60       360        356      2
 164        0.500          4        360         0         0       360        356      1
 165        0.500          3        360         0         0       360        357      1
 166        0.500          3        360         0         0       360        357      2
 167        0.500          3        360         0         0       360        357      1
 168        0.500          3        360         0         0       360        357      1
 169        0.500          3        360         0         0       360        357      2
 170        0.500          3        360         0         0       360        357      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 171      20080601   7.400   15.650    8.650     3.000       1.000     7.000          21           6   93,445.08   93,500.00
 172      20080601   6.280   14.530    7.530     3.000       1.000     7.000          21           6  467,654.76  468,000.00
 173      20080601   7.115   15.365    8.365     3.000       1.000     7.000          21           6  300,000.00  300,000.00
 174      20080601   8.260   16.510    9.510     3.000       1.000     7.000          21           6  156,595.51  156,750.00
 175             0      --       --       --        --          --        --           0           0  207,711.32  208,000.00
 176             0      --       --       --        --          --        --           0           0   89,937.12   90,000.00
 177      20090501   4.800   15.240    8.240     3.000       1.000     7.000          32           6  149,446.90  149,600.00
 178      20080601   7.260   15.760    8.760     3.000       1.000     7.000          21           6  107,937.99  108,000.00
 179      20080601   4.800   15.090    8.090     3.000       1.000     7.000          21           6  143,729.72  143,920.00
 180      20080601   6.750   15.250    8.250     3.000       1.000     7.000          21           6  116,725.52  116,800.00
 181             0      --       --       --        --          --        --           0           0   89,465.78   89,600.00
 182             0      --       --       --        --          --        --           0           0  119,640.40  120,000.00
 183      20090401   5.340   13.840    6.840     3.000       1.000     7.000          31           6  119,689.19  120,000.00
 184             0      --       --       --        --          --        --           0           0  103,936.33  104,000.00
 185      20080601   6.360   14.860    7.860     3.000       1.000     7.000          21           6  110,283.82  110,360.00
 186      20080601   5.490   13.990    6.990     3.000       1.000     7.000          21           6  219,200.00  219,200.00
 187             0      --       --       --        --          --        --           0           0  144,913.28  144,960.00
 188      20080601   7.190   16.190    9.190     3.000       1.000     7.000          21           6  107,943.30  108,000.00
 189      20090601   6.950   15.450    8.450     3.000       1.000     7.000          33           6  204,874.53  205,000.00
 190      20080601   7.250   16.240    9.240     3.000       1.000     7.000          21           6  279,654.70  280,000.00
 191      20110601   7.160   15.660    8.660     3.000       1.000     7.000          57           6  127,920.00  127,920.00
 192      20080601   6.590   15.090    8.090     3.000       1.000     7.000          21           6   99,684.28   99,750.00
 193      20080601   5.740   14.240    7.240     3.000       1.000     7.000          21           6  415,851.88  416,000.00
 194             0      --       --       --        --          --        --           0           0   56,011.52   56,100.00
 195      20080501   7.040   15.540    8.540     3.000       1.000     7.000          20           6  283,991.13  284,000.00
 196      20080501   5.700   14.200    7.200     3.000       1.000     7.000          20           6  128,596.43  128,800.00
 197      20080601   5.440   13.940    6.940     3.000       1.000     7.000          21           6  148,000.00  148,000.00
 198      20080601   6.390   14.890    7.890     3.000       1.000     7.000          21           6  152,000.00  152,000.00
 199      20080601   7.590   16.090    9.090     3.000       1.000     7.000          21           6  220,000.00  220,000.00
 200      20080601   7.590   16.090    9.090     3.000       1.000     7.000          21           6  179,903.51  180,000.00
 201      20080601   6.090   14.590    7.590     3.000       1.000     7.000          21           6  202,400.00  202,400.00
 202      20080601   6.390   14.890    7.890     3.000       1.000     7.000          21           6  171,360.00  171,360.00
 203      20080601   5.290   13.790    6.790     3.000       1.000     7.000          21           6  176,000.00  176,000.00
 204      20080601   5.040   13.540    6.540     3.000       1.000     7.000          21           6  136,000.00  136,000.00
 205      20080601   5.990   14.490    7.490     3.000       1.000     7.000          21           6  328,000.00  328,000.00
 206      20090601   5.690   14.190    7.190     3.000       1.000     7.000          33           6  233,600.00  233,600.00
 207      20080601   5.000   13.500    6.500     3.000       1.000     7.000          21           6  184,000.00  184,000.00
 208      20080601   6.390   14.890    7.890     3.000       1.000     7.000          21           6  440,000.00  440,000.00
 209      20080601   5.290   13.790    6.790     3.000       1.000     7.000          21           6  169,600.00  169,600.00
 210      20080601   5.440   13.940    6.940     3.000       1.000     7.000          21           6  168,000.00  168,000.00
 211      20080601   5.290   13.790    6.790     3.000       1.000     7.000          21           6  232,000.00  232,000.00
 212             0      --       --       --        --          --        --           0           0  139,735.79  140,000.00
 213      20080601   6.390   14.890    7.890     3.000       1.000     7.000          21           6  170,349.61  170,400.00
 214      20080601   7.840   16.340    9.340     3.000       1.000     7.000          21           6  327,833.14  328,000.00
 215             0      --       --       --        --          --        --           0           0  177,600.00  177,600.00
 216      20080601   2.500   14.340    7.340     3.000       1.000     7.000          21           6  129,800.43  130,000.00
 217      20080601   6.390   14.890    7.890     3.000       1.000     7.000          21           6  184,000.00  184,000.00
 218      20080601   6.240   14.740    7.740     3.000       1.000     7.000          21           6  190,000.00  190,000.00
 219      20080601   5.240   13.740    6.740     3.000       1.000     7.000          21           6  262,398.42  262,400.00
 220      20090501   5.250   13.250    7.250     2.000       1.000     6.000          32           6  219,655.72  220,000.00
 221      20090501   6.990   14.990    8.990     2.000       1.000     6.000          32           6   55,938.45   56,000.00
 222             0      --       --       --        --          --        --           0           0  237,297.65  237,750.00
 223      20090501   4.750   12.750    6.750     2.000       1.000     6.000          32           6  544,000.00  544,000.00
 224      20090601   5.990   13.990    7.990     2.000       1.000     6.000          33           6  124,915.96  125,000.00
 225      20080501   5.900   13.900    7.900     2.000       1.000     6.000          20           6  490,000.00  490,000.00
 226             0      --       --       --        --          --        --           0           0  183,707.38  185,000.00
 227      20090601   4.800   12.800    6.800     2.000       1.000     6.000          33           6  171,853.36  172,000.00
 228             0      --       --       --        --          --        --           0           0  101,907.79  102,000.00
 229      20080601   6.500   14.500    8.500     2.000       1.000     6.000          21           6  570,000.00  570,000.00
 230      20090601   6.990   14.990    8.990     2.000       1.000     6.000          33           6  260,000.00  260,000.00
 231      20080601   6.990   14.990    8.990     2.000       1.000     6.000          21           6  460,000.00  460,000.00
 232      20090601   6.500   14.500    8.500     2.000       1.000     6.000          33           6  184,754.24  184,800.00
 233      20080601   5.900   13.900    7.900     2.000       1.000     6.000          21           6  459,685.03  460,000.00
 234      20090601   4.250   12.250    6.250     2.000       1.000     6.000          33           6  314,799.46  315,000.00
 235      20080601   6.350   14.350    8.350     2.000       1.000     6.000          21           6  175,168.78  175,500.00
 236      20080601   5.600   13.600    7.600     2.000       1.000     6.000          21           6   91,407.40   91,541.00
 237      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6   67,954.28   68,000.00
 238      20080601   5.720   13.720    7.720     2.000       1.000     6.000          21           6  233,926.49  234,000.00
 239      20080601   5.550   13.550    7.550     2.000       1.000     6.000          21           6  138,648.05  138,750.00
 240      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6  315,909.22  316,000.00
 241      20080601   4.890   12.890    6.890     2.000       1.000     6.000          21           6  283,000.00  283,000.00
 242      20080601   5.690   13.690    7.690     2.000       1.000     6.000          21           6  360,287.11  360,400.00
 243      20080601   4.750   12.750    6.750     2.000       1.000     6.000          21           6  491,798.98  492,000.00
 244      20090601   4.750   12.750    6.750     2.000       1.000     6.000          33           6  149,740.97  150,000.00
 245             0      --       --       --        --          --        --           0           0   86,183.25   86,250.00
 246      20090601   6.450   14.450    8.450     2.000       1.000     6.000          33           6  179,889.83  180,000.00
 247      20090601   7.390   15.390    9.390     2.000       1.000     6.000          33           6   50,974.33   51,000.00
 248             0      --       --       --        --          --        --           0           0  111,935.43  112,000.00
 249      20080601   5.390   13.390    7.390     2.000       1.000     6.000          21           6  169,883.62  170,000.00
 250      20080601   5.290   13.290    7.290     2.000       1.000     6.000          21           6  127,401.32  127,500.00
 251      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6  307,911.52  308,000.00
 252      20080601   5.690   13.690    7.690     2.000       1.000     6.000          21           6  132,758.41  132,800.00
 253      20080601   5.950   13.950    7.950     2.000       1.000     6.000          21           6  427,709.89  428,000.00
 254      20080601   5.950   13.950    7.950     2.000       1.000     6.000          21           6  286,928.58  287,012.00
 255      20080601   5.650   13.650    7.650     2.000       1.000     6.000          21           6  175,944.24  176,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 171         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 172         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 173         --          --  ARM         Balloon      Stated            Libor - 6 Month
 174         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 175         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 176         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 177         --   37,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 178         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 179         --   35,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 180         --   29,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 181         --   20,395.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 182         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 183         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 184         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 185         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 186         --   54,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 187         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 188         --   27,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 189         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 190         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 191         --   31,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 192         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 193         --  104,000.00  ARM         Balloon      Full              Libor - 6 Month
 194         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 195         --   71,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 196         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 197         --   37,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 198         --   38,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 199         --   55,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 200         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 201         --   50,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 202         --   42,840.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 203         --   44,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 204         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 205         --   82,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 206         --   58,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 207         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 208         --  110,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 209         --   42,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 210         --   42,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 211         --   58,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 212         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 213         --   42,600.00  ARM         Balloon      Stated            Libor - 6 Month
 214         --   58,999.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 215         --   44,400.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 216         --   32,500.00  ARM         Non-Balloon  Full              Libor - 6 Month
 217         --   46,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 218         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 219         --   65,600.00  ARM         Non-Balloon  Full              Libor - 6 Month
 220         --   52,003.00  ARM         Non-Balloon  Full              Libor - 6 Month
 221         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 222         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 223         --  136,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 224         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 225         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 226         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 227         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 228         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 229         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 230         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 231         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 232         --          --  ARM         Balloon      Stated            Libor - 6 Month
 233         --  115,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 234         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 235         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 236         --   30,514.00  ARM         Non-Balloon  Full              Libor - 6 Month
 237         --   17,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 238         --          --  ARM         Balloon      Stated            Libor - 6 Month
 239         --   46,250.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 240         --          --  ARM         Balloon      Stated            Libor - 6 Month
 241         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 242         --   90,100.00  ARM         Balloon      Stated            Libor - 6 Month
 243         --          --  ARM         Balloon      Full              Libor - 6 Month
 244         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 245         --   28,750.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 246         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 247         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 248         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
 249         --          --  ARM         Balloon      Stated            Libor - 6 Month
 250         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 251         --   77,000.00  ARM         Balloon      Stated            Libor - 6 Month
 252         --   33,200.00  ARM         Balloon      Full              Libor - 6 Month
 253         --  107,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 254         --   71,753.00  ARM         Balloon      Full              Libor - 6 Month
 255         --   44,000.00  ARM         Balloon      Full              Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 171    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 172    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 173    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 174    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 175    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
 176    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 177    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 178    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 179    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 180    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 181    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 182    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 183    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 184    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 185    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 186    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 187    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 188    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 189    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 190    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 191    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
 192    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 193    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 194    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 20 Year
 195    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 196    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 197    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 198    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 199    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 200    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 201    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 202    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 203    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 204    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 205    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 206    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 207    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 208    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 209    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 210    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 211    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 212    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 213    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 214    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 215    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 216    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 217    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 218    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 219    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 220    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 221    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 222    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 223    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 224    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 225    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 226    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 227    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 228    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 229    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 230    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 231    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 232    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 233    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 234    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 235    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 236    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 237    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 238    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 239    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 240    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 241    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 242    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 243    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 244    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 245    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 246    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 247    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 248    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 249    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 250    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 251    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 252    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 253    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 254    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 255    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 171    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 172    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 173    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 174    Single Family Residence      Purchase               WILSHIRE  20060901     20060530  20060701
 175    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 176    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 177    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060503  20060601
 178    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 179    2 Family                     Purchase               WILSHIRE  20060901     20060515  20060701
 180    2 Family                     Purchase               WILSHIRE  20060901     20060518  20060701
 181    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060518  20060701
 182    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060223  20060401
 183    Single Family Residence      Purchase               WILSHIRE  20060901     20060306  20060501
 184    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060516  20060701
 185    PUD                          Purchase               WILSHIRE  20060901     20060515  20060701
 186    PUD                          Purchase               WILSHIRE  20060901     20060508  20060701
 187    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060505  20060701
 188    Single Family Residence      Purchase               WILSHIRE  20060901     20060517  20060701
 189    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 190    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060509  20060701
 191    PUD                          Purchase               WILSHIRE  20060901     20060522  20060701
 192    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 193    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 194    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 195    Single Family Residence      Purchase               WILSHIRE  20060901     20060404  20060601
 196    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 197    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 198    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060503  20060701
 199    Single Family Residence      Purchase               WILSHIRE  20060901     20060515  20060701
 200    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 201    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
 202    Single Family Residence      Purchase               WILSHIRE  20060901     20060508  20060701
 203    Single Family Residence      Purchase               WILSHIRE  20060901     20060511  20060701
 204    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060511  20060701
 205    Single Family Residence      Purchase               WILSHIRE  20060901     20060512  20060701
 206    Single Family Residence      Purchase               WILSHIRE  20060901     20060511  20060701
 207    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 208    Single Family Residence      Purchase               WILSHIRE  20060901     20060511  20060701
 209    Single Family Residence      Purchase               WILSHIRE  20060901     20060516  20060701
 210    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 211    PUD                          Purchase               WILSHIRE  20060901     20060519  20060701
 212    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060324  20060501
 213    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
 214    Townhouse                    Refinance - Cashout    WILSHIRE  20060901     20060510  20060701
 215    Single Family Residence      Purchase               WILSHIRE  20060901     20060512  20060701
 216    Single Family Residence      Purchase               WILSHIRE  20060901     20060515  20060701
 217    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 218    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 219    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 220    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
 221    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060331  20060601
 222    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060403  20060601
 223    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
 224    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 225    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
 226    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060426  20060601
 227    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060701
 228    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060505  20060614
 229    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 230    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 231    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060503  20060701
 232    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 233    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 234    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060510  20060701
 235    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 236    Single Family Residence      Purchase               WILSHIRE  20060901     20060522  20060701
 237    Single Family Residence      Purchase               WILSHIRE  20060901     20060519  20060701
 238    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 239    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060519  20060701
 240    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 241    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 242    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 243    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 244    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 245    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 246    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060506  20060701
 247    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
 248    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 249    Townhouse                    Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
 250    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060505  20060701
 251    Single Family Residence      Purchase               WILSHIRE  20060901     20060509  20060701
 252    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
 253    Single Family Residence      Purchase               WILSHIRE  20060901     20060524  20060701
 254    Single Family Residence      Purchase               WILSHIRE  20060901     20060522  20060701
 255    Single Family Residence      Purchase               WILSHIRE  20060901     20060525  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 171    20360601            47.48    684  SA1        85.00      85.00
 172    20360601             47.9    768  PA1        80.00      80.00
 173    20360601            44.15    669  PA3        80.00      80.00
 174    20360601            19.91    683  SA1        95.00      95.00
 175    20360601            43.09    623  PA3        80.00      80.00
 176    20360601            41.23    662  SA2        90.00      90.00
 177    20360501               43    663  PA3        80.00     100.00
 178    20360601            54.64    661  SA2        90.00      90.00
 179    20360601            46.04    686  PA2        80.00     100.00
 180    20360601            46.84    734  SA1        80.00     100.00
 181    20360601            50.16    752  PA1        80.00      98.21
 182    20360301            29.55    644  PA3        80.00      80.00
 183    20360401            24.33    788  SA1       100.00     100.00
 184    20360601            46.07    650  PA3        77.04      77.04
 185    20360601            46.58    661  PA3        80.00      80.00
 186    20360601            32.01    671  PA3        80.00     100.00
 187    20360601            52.92    746  SA1        96.00      96.00
 188    20360601            46.88    656  PA3        80.00     100.00
 189    20360601            52.96    677  SA2       100.00     100.00
 190    20360601            46.17    622  PA3        80.00      80.00
 191    20360601            39.25    786  PA1        80.00     100.00
 192    20360601            26.04    704  SA1        95.00      95.00
 193    20360601            44.74    629  PA3        80.00     100.00
 194    20260601            43.94    739  SA1        83.73      83.73
 195    20360501            52.46    648  PA3        80.00     100.00
 196    20360501            39.76    683  PA2        80.00      80.00
 197    20360601            48.53    626  PA3        80.00     100.00
 198    20360601            42.72    679  PA3        80.00     100.00
 199    20360601            42.83    655  PA3        80.00     100.00
 200    20360601            48.05    649  PA3        80.00      80.00
 201    20360601            45.57    749  PA1        80.00     100.00
 202    20360601            50.62    696  PA2        80.00     100.00
 203    20360601            49.54    709  PA2        80.00     100.00
 204    20360601            42.63    678  PA3        73.51      73.51
 205    20360601            44.61    631  PA3        80.00     100.00
 206    20360601            36.93    642  PA3        80.00     100.00
 207    20360601            40.55    669  PA3        78.30      78.30
 208    20360601            44.03    671  PA3        80.00     100.00
 209    20360601            49.44    691  PA2        80.00     100.00
 210    20360601            49.29    644  PA3        80.00     100.00
 211    20360601            48.14    701  PA2        80.00     100.00
 212    20360401            45.21    673  SA2       100.00     100.00
 213    20360601            47.84    679  PA3        80.00     100.00
 214    20360601            48.79    652  PA3        80.00      94.39
 215    20360601            49.58    671  PA3        80.00     100.00
 216    20360601            41.69    660  PA3        80.00     100.00
 217    20360601            46.99    626  PA3        80.00     100.00
 218    20360601            47.61    692  SA1        95.00      95.00
 219    20360601             50.1    669  PA3        80.00     100.00
 220    20360501            32.91    621  PA3        80.00      98.91
 221    20360501            47.95    660  PA3        80.00      80.00
 222    20360501             46.6    629  PA3        73.61      73.61
 223    20360501            50.08    695  PA2        80.00     100.00
 224    20360601            20.39    620  PA3        74.40      74.40
 225    20360501            39.12    765  SA1       100.00     100.00
 226    20360501            49.15    807  PA1        74.00      74.00
 227    20360601            47.54    663  SA2        81.90      81.90
 228    20360514            27.99    651  PA3        79.07      79.07
 229    20360601            45.64    736  SA1       100.00     100.00
 230    20360601            22.78    726  SA1       100.00     100.00
 231    20360601            44.28    705  SA1       100.00     100.00
 232    20360601             42.8    679  PA3        80.00      80.00
 233    20360601            42.91    684  PA2        80.00     100.00
 234    20360601            32.95    725  SA1        85.14      85.14
 235    20360601            28.74    699  SA1        90.00      90.00
 236    20360601            49.83    666  PA3        75.00     100.00
 237    20360601            24.55    703  PA2        80.00     100.00
 238    20360601            44.83    650  PA3        73.13      73.13
 239    20360601             46.6    688  PA2        75.00     100.00
 240    20360601            38.43    621  PA3        80.00      80.00
 241    20360601            27.47    696  PA2        31.80      31.80
 242    20360601            49.52    649  PA3        80.00     100.00
 243    20360601            48.76    669  PA3        80.00      80.00
 244    20360601            37.55    621  PA3        59.52      59.52
 245    20360601            41.79    674  PA3        75.00     100.00
 246    20360601            47.57    641  PA3        78.26      78.26
 247    20360601            21.94    671  SA2       100.00     100.00
 248    20360501            43.66    655  PA3        80.00      80.00
 249    20360601            39.09    668  SA2        73.91      73.91
 250    20360601            38.34    660  SA2        89.79      89.79
 251    20360601            42.44    673  PA3        80.00     100.00
 252    20360601            41.18    680  PA2        80.00     100.00
 253    20360601            50.58    765  PA1        80.00     100.00
 254    20360601            41.42    621  PA3        80.00     100.00
 255    20360601            28.68    693  PA2        80.00     100.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 171    NO PENALTY                                                           0  TN           38116    8.650   8.150     8.650
 172    6 MONTHS INTEREST                                                   24  CA           90302    7.530   7.030     7.530
 173    6 MONTHS INTEREST                                                   24  CA           92504    8.365   7.865     8.365
 174    6 MONTHS INTEREST                                                   24  CA           93728    9.510   9.010     9.510
 175    5%                                                                  36  FL           34957    7.850   7.350     7.850
 176    1%                                                                  36  MI           49677    7.800   7.300     7.800
 177    2 MONTHS INTEREST                                                   36  MN           55038    8.240   7.740     8.240
 178    1%                                                                  24  WI           53215    8.760   8.260     8.760
 179    2 MONTHS INTEREST                                                   24  MN           55408    8.090   7.590     8.090
 180    1%                                                                  24  MI           49505    8.250   7.750     8.250
 181    2%                                                                  24  IN           46807    7.470   6.970     7.470
 182    5%                                                                  36  FL           32113    7.500   7.000     7.500
 183    3%                                                                  36  MS           38654    6.840   6.340     6.840
 184    5%                                                                  36  FL           32246    8.450   7.950     8.450
 185    5%                                                                  24  TN           38016    7.860   7.360     7.860
 186    5%                                                                  24  FL           32824    6.990   6.490     6.990
 187    1%                                                                  36  GA           30291    7.590   7.090     7.590
 188    5%                                                                  24  FL           32534    9.190   8.690     9.190
 189    5%                                                                  36  FL           32218    8.450   7.950     8.450
 190    5%                                                                  24  FL           33060    9.240   8.740     9.240
 191    5%                                                                  36  FL           34952    8.660   8.160     8.660
 192    5%                                                                  24  KY           40517    8.090   7.590     8.090
 193    5%                                                                  24  TN           38017    7.240   6.740     7.240
 194    5%                                                                  36  TN           38122    8.590   8.090     8.590
 195    NO PENALTY                                                           0  CA           95838    8.540   8.040     8.540
 196    5%                                                                  24  AZ           85713    7.200   6.700     7.200
 197    6 MONTHS INTEREST                                                   24  CO           80011    6.940   6.440     6.940
 198    5%                                                                  24  AZ           85035    7.890   7.390     7.890
 199    5%                                                                  24  AZ           85282    9.090   8.590     9.090
 200    5%                                                                  12  AZ           85040    9.090   8.590     9.090
 201    5%                                                                  24  NV           89109    7.590   7.090     7.590
 202    5%                                                                  24  AZ           85345    7.890   7.390     7.890
 203    5%                                                                  24  AZ           85345    6.790   6.290     6.790
 204    5%                                                                  24  AZ           85029    6.540   6.040     6.540
 205    5%                                                                  24  AZ           85307    7.490   6.990     7.490
 206    5%                                                                  36  AZ           85283    7.190   6.690     7.190
 207    5%                                                                  24  AZ           85043    6.500   6.000     6.500
 208    6 MONTHS INTEREST                                                   24  CA           92115    7.890   7.390     7.890
 209    5%                                                                  24  AZ           85037    6.790   6.290     6.790
 210    6 MONTHS INTEREST                                                   24  CO           80221    6.940   6.440     6.940
 211    5%                                                                  24  AZ           85043    6.790   6.290     6.790
 212    NO PENALTY                                                           0  MD           21244    8.350   7.850     8.350
 213    5%                                                                  24  PA           17201    7.890   7.390     7.890
 214    1%                                                                  24  VA           20175    9.340   8.840     9.340
 215    5%                                                                  36  PA           17404    7.840   7.340     7.840
 216    2 MONTHS INTEREST                                                   24  MD           21040    7.340   6.840     7.340
 217    2%                                                                  24  VA           23238    7.890   7.390     7.890
 218    NO PENALTY                                                           0  MD           21045    7.740   7.240     7.740
 219    2%                                                                  24  VA           22193    6.740   6.240     6.740
 220    5%                                                                  36  FL           34293    7.250   6.750     7.250
 221    NO PENALTY                                                           0  IL           61201    8.990   8.490     8.990
 222    3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST          36  MA            1970    6.250   5.750     6.250
 223    2 MONTHS INTEREST                                                   36  MD           21113    6.750   6.250     6.750
 224    1%                                                                  36  GA           30337    7.990   7.490     7.990
 225    2 MONTHS INTEREST                                                   24  MD           21784    7.900   7.400     7.900
 226    2 MONTHS INTEREST                                                   36  MD           21028    6.250   5.750     6.250
 227    1%                                                                  12  PA           19111    6.800   6.300     6.800
 228    2%                                                                  36  IN           47441    6.500   6.000     6.500
 229    NO PENALTY                                                           0  MD           20707    8.500   8.000     8.500
 230    5%                                                                  36  PA           19090    8.990   8.490     8.990
 231    6 MONTHS INTEREST                                                   24  CA           90810    8.990   8.490     8.990
 232    1%                                                                  12  FL           32548    8.500   8.000     8.500
 233    1%                                                                  12  PA           18914    7.900   7.400     7.900
 234    2 MONTHS INTEREST                                                   36  MD           20783    6.250   5.750     6.250
 235    1%                                                                  24  FL           32905    8.350   7.850     8.350
 236    5%                                                                  24  PA           19464    7.600   7.100     7.600
 237    2 MONTHS INTEREST                                                   24  MD           21207    7.990   7.490     7.990
 238    2%                                                                  24  VA           20164    7.720   7.220     7.720
 239    2 MONTHS INTEREST                                                   24  MD           20906    7.550   7.050     7.550
 240    2 MONTHS INTEREST                                                   24  MD           20613    7.990   7.490     7.990
 241    LESSER OF 1% OR 2 MONTHS INTEREST                                   24  MD           21087    6.890   6.390     6.890
 242    2 MONTHS INTEREST                                                   24  MD           20906    7.690   7.190     7.690
 243    NO PENALTY                                                           0  NY           11221    6.750   6.250     6.750
 244    NO PENALTY                                                           0  NY           13850    6.750   6.250     6.750
 245    5%                                                                  12  NY           14880    7.290   6.790     7.290
 246    1%                                                                  36  GA           30312    8.450   7.950     8.450
 247    5%                                                                  36  AL           36606    9.390   8.890     9.390
 248    5%                                                                  36  FL           33161    7.990   7.490     7.990
 249    5%                                                                  24  FL           32920    7.390   6.890     7.390
 250    5%                                                                  24  FL           33319    7.290   6.790     7.290
 251    5%                                                                  24  FL           33914    7.990   7.490     7.990
 252    5%                                                                  24  FL           33572    7.690   7.190     7.690
 253    5%                                                                  24  FL           33145    7.950   7.450     7.950
 254    5%                                                                  24  FL           33190    7.950   7.450     7.950
 255    5%                                                                  24  FL           33936    7.650   7.150     7.650

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 171        0.500          3        360         0         0       360        357      1
 172        0.500          3        360         0         0       360        357      1
 173        0.500          3        480         0         0       360        357      1
 174        0.500          3        360         0         0       360        357      1
 175        0.500          3        360         0         0       360        357      1
 176        0.500          3        360         0         0       360        357      2
 177        0.500          4        360        56        60       360        356      1
 178        0.500          3        360         0         0       360        357      1
 179        0.500          3        360         0         0       360        357      1
 180        0.500          3        360         0         0       360        357      1
 181        0.500          3        360         0         0       360        357      1
 182        0.500          6        360         0         0       360        354      1
 183        0.500          5        360         0         0       360        355      2
 184        0.500          3        360         0         0       360        357      1
 185        0.500          3        360         0         0       360        357      2
 186        0.500          3        360        57        60       360        357      2
 187        0.500          3        480         0         0       360        357      1
 188        0.500          3        360         0         0       360        357      2
 189        0.500          3        360         0         0       360        357      1
 190        0.500          3        360         0         0       360        357      1
 191        0.500          3        360        57        60       360        357      2
 192        0.500          3        360         0         0       360        357      1
 193        0.500          3        480         0         0       360        357      1
 194        0.500          3        240         0         0       240        237      1
 195        0.500          4        360        56        60       360        356      2
 196        0.500          4        360         0         0       360        356      1
 197        0.500          3        360        57        60       360        357      1
 198        0.500          3        360        57        60       360        357      1
 199        0.500          3        360        57        60       360        357      2
 200        0.500          3        360         0         0       360        357      1
 201        0.500          3        360        57        60       360        357      1
 202        0.500          3        360        57        60       360        357      1
 203        0.500          3        360        57        60       360        357      1
 204        0.500          3        360        57        60       360        357      1
 205        0.500          3        360        57        60       360        357      2
 206        0.500          3        360        57        60       360        357      2
 207        0.500          3        360        57        60       360        357      1
 208        0.500          3        360        57        60       360        357      2
 209        0.500          3        360        57        60       360        357      1
 210        0.500          3        360        57        60       360        357      1
 211        0.500          3        360        57        60       360        357      2
 212        0.500          5        360         0         0       360        355      1
 213        0.500          3        480         0         0       360        357      1
 214        0.500          3        360         0         0       360        357      1
 215        0.500          3        360        57        60       360        357      2
 216        0.500          3        360         0         0       360        357      1
 217        0.500          3        360        57        60       360        357      1
 218        0.500          3        360        57        60       360        357      1
 219        0.500          3        360        57        60       360        357      1
 220        0.500          4        360         0         0       360        356      1
 221        0.500          4        360         0         0       360        356      1
 222        0.500          4        360         0         0       360        356      2
 223        0.500          4        360        56        60       360        356      2
 224        0.500          3        360         0         0       360        357      1
 225        0.500          4        360        56        60       360        356      2
 226        0.500          4        360         0         0       360        356      1
 227        0.500          3        360         0         0       360        357      1
 228        0.500          4        360         0         0       360        356      2
 229        0.500          3        360        57        60       360        357      2
 230        0.500          3        360        57        60       360        357      1
 231        0.500          3        360        57        60       360        357      2
 232        0.500          3        480         0         0       360        357      1
 233        0.500          3        360         0         0       360        357      2
 234        0.500          3        360        57        60       360        357      1
 235        0.500          3        360         0         0       360        357      1
 236        0.500          3        360         0         0       360        357      1
 237        0.500          3        360         0         0       360        357      2
 238        0.500          3        480         0         0       360        357      1
 239        0.500          3        360         0         0       360        357      1
 240        0.500          3        480         0         0       360        357      1
 241        0.500          3        360        57        60       360        357      1
 242        0.500          3        480         0         0       360        357      1
 243        0.500          3        480         0         0       360        357      1
 244        0.500          3        360         0         0       360        357      1
 245        0.500          3        360         0         0       360        357      1
 246        0.500          3        360         0         0       360        357      1
 247        0.500          3        360         0         0       360        357      1
 248        0.500          4        480         0         0       360        356      1
 249        0.500          3        480         0         0       360        357      1
 250        0.500          3        360         0         0       360        357      1
 251        0.500          3        480         0         0       360        357      2
 252        0.500          3        480         0         0       360        357      1
 253        0.500          3        360         0         0       360        357      2
 254        0.500          3        480         0         0       360        357      2
 255        0.500          3        480         0         0       360        357      2

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 256      20080601   4.950   12.950    6.950     2.000       1.000     6.000          21           6  404,000.00  404,000.00
 257      20080601   5.100   13.100    7.100     2.000       1.000     6.000          21           6  171,072.79  171,200.00
 258      20080701   5.100   13.100    7.100     2.000       1.000     6.000          22           6  288,000.00  288,000.00
 259      20080601   4.950   12.950    6.950     2.000       1.000     6.000          21           6  177,600.00  177,600.00
 260             0      --       --       --        --          --        --           0           0   59,867.16   60,000.00
 261      20090501   4.500   12.500    6.500     2.000       1.000     6.000          32           6  368,789.73  369,000.00
 262      20080601   6.650   14.650    8.650     2.000       1.000     6.000          21           6   73,956.54   74,000.00
 263             0      --       --       --        --          --        --           0           0  173,592.93  173,750.00
 264      20080601   6.450   14.450    8.450     2.000       1.000     6.000          21           6  155,900.00  156,000.00
 265      20110501   4.620   12.620    6.620     2.000       1.000     6.000          56           6  347,677.92  347,679.00
 266      20090501   3.990   11.990    5.990     2.000       1.000     6.000          32           6  434,560.86  435,000.00
 267      20090501   4.750   12.750    6.750     2.000       1.000     6.000          32           6  384,750.00  384,750.00
 268      20090601   6.250   14.250    8.250     2.000       1.000     6.000          33           6  530,858.54  531,000.00
 269      20080601   6.090   14.090    8.090     2.000       1.000     6.000          21           6  207,000.00  207,000.00
 270      20090501   4.990   12.990    6.990     2.000       1.000     6.000          32           6  248,309.57  248,500.00
 271             0      --       --       --        --          --        --           0           0  463,618.91  464,000.00
 272      20090501   6.100   14.100    8.100     2.000       1.000     6.000          32           6  129,828.48  130,000.00
 273             0      --       --       --        --          --        --           0           0  284,414.70  285,000.00
 274      20090601   5.550   13.550    7.550     2.000       1.000     6.000          33           6  149,551.22  149,600.00
 275      20090601   3.990   11.990    5.990     2.000       1.000     6.000          33           6  460,767.89  461,000.00
 276      20080601   5.150   13.150    7.150     2.000       1.000     6.000          21           6  284,791.18  285,000.00
 277      20090601   3.990   11.990    5.990     2.000       1.000     6.000          33           6  359,866.54  366,000.00
 278      20090501   3.990   11.990    5.990     2.000       1.000     6.000          32           6  428,000.00  428,000.00
 279             0      --       --       --        --          --        --           0           0  506,518.92  507,000.00
 280             0      --       --       --        --          --        --           0           0  362,597.04  372,000.00
 281      20090601   5.350   13.350    7.350     2.000       1.000     6.000          33           6  557,000.00  557,000.00
 282      20080601   3.990   11.990    5.990     2.000       1.000     6.000          21           6  450,000.00  450,000.00
 283      20080601   4.500   12.500    6.500     2.000       1.000     6.000          21           6  503,557.40  504,000.00
 284      20080601   4.350   12.350    6.350     2.000       1.000     6.000          21           6  199,908.72  200,000.00
 285      20080601   5.250   13.250    7.250     2.000       1.000     6.000          21           6  449,648.96  450,000.00
 286      20090601   4.850   12.850    6.850     2.000       1.000     6.000          33           6  414,868.96  415,000.00
 287             0      --       --       --        --          --        --           0           0  569,499.55  570,000.00
 288      20090601   4.800   12.800    6.800     2.000       1.000     6.000          33           6  386,000.00  386,000.00
 289             0      --       --       --        --          --        --           0           0  534,545.10  535,000.00
 290      20080601   5.200   13.200    7.200     2.000       1.000     6.000          21           6  195,929.42  196,000.00
 291      20090601   4.150   12.150    6.150     2.000       1.000     6.000          33           6  206,900.22  207,000.00
 292      20080601   5.250   13.250    7.250     2.000       1.000     6.000          21           6  571,092.94  571,500.00
 293      20080601   5.050   13.050    7.050     2.000       1.000     6.000          21           6  359,951.65  360,000.00
 294      20080601   5.150   13.150    7.150     2.000       1.000     6.000          21           6  263,916.00  263,916.00
 295      20080601   4.375   12.375    6.375     2.000       1.000     6.000          21           6  491,900.00  492,000.00
 296      20090601   5.500   13.500    7.500     2.000       1.000     6.000          33           6  315,894.78  316,000.00
 297             0      --       --       --        --          --        --           0           0  211,116.57  211,500.00
 298      20090601   6.150   14.150    8.150     2.000       1.000     6.000          33           6  162,455.44  162,500.00
 299      20090501   4.900   12.900    6.900     2.000       1.000     6.000          32           6  274,039.72  274,500.00
 300      20080601   3.990   13.490    7.490     2.000       1.000     6.000          21           6  201,450.08  201,600.00
 301      20080601   4.990   12.990    6.990     2.000       1.000     6.000          21           6  252,292.62  252,500.00
 302             0      --       --       --        --          --        --           0           0   69,982.66   70,000.00
 303      20080601   3.490   12.990    6.990     2.000       1.000     6.000          21           6  349,423.41  350,000.00
 304      20080601   4.900   12.900    6.900     2.000       1.000     6.000          21           6  295,304.00  295,800.00
 305      20080601   5.500   13.500    7.500     2.000       1.000     6.000          21           6  221,735.32  221,900.00
 306      20090601   5.340   13.340    7.340     2.000       1.000     6.000          33           6  236,000.00  236,000.00
 307      20090601   5.570   13.570    7.570     2.000       1.000     6.000          33           6  251,815.58  252,000.00
 308      20080601   6.100   14.100    8.100     2.000       1.000     6.000          21           6  467,500.00  467,500.00
 309             0      --       --       --        --          --        --           0           0  147,749.39  148,000.00
 310      20080601   6.360   14.610    8.610     2.000       1.000     6.000          21           6  248,000.00  248,000.00
 311      20090601   5.200   13.200    7.200     2.000       1.000     6.000          33           6  188,000.00  188,000.00
 312      20080601   7.500   15.500    9.500     2.000       1.000     6.000          21           6   56,951.25   57,000.00
 313      20080601   5.400   13.400    7.400     2.000       1.000     6.000          21           6  293,819.99  293,920.00
 314             0      --       --       --        --          --        --           0           0  159,849.22  160,000.00
 315      20080601   5.250   13.250    7.250     2.000       1.000     6.000          21           6  279,900.59  280,000.00
 316      20090601   5.990   13.990    7.990     2.000       1.000     6.000          33           6  140,839.13  142,000.00
 317      20090601   5.990   13.990    7.990     2.000       1.000     6.000          33           6  149,899.15  150,000.00
 318      20080601   5.200   13.200    7.200     2.000       1.000     6.000          21           6  179,935.18  180,000.00
 319      20080601   4.750   12.750    6.750     2.000       1.000     6.000          21           6  445,760.16  446,250.00
 320      20080601   5.500   13.500    7.500     2.000       1.000     6.000          21           6  199,702.21  200,000.00
 321      20080601   4.650   12.650    6.650     2.000       1.000     6.000          21           6  337,358.22  337,500.00
 322      20090601   5.400   13.400    7.400     2.000       1.000     6.000          33           6  379,712.29  380,000.00
 323      20090501   5.990   13.990    7.990     2.000       1.000     6.000          32           6  183,840.37  184,000.00
 324      20080601   5.750   13.750    7.750     2.000       1.000     6.000          21           6  255,841.85  256,000.00
 325             0      --       --       --        --          --        --           0           0  175,840.89  176,000.00
 326      20110601   4.220   12.220    4.220     2.000       1.000     6.000          57           6  672,357.73  673,000.00
 327      20080601   6.290   14.290    8.290     2.000       1.000     6.000          21           6  365,600.00  365,600.00
 328      20080601   9.000   17.000   11.000     2.000       1.000     6.000          21           6   89,967.91   90,000.00
 329      20090601   5.750   13.750    7.750     2.000       1.000     6.000          33           6  143,796.08  144,000.00
 330      20090501   6.610   14.610    8.610     2.000       1.000     6.000          32           6  132,000.00  132,000.00
 331             0      --       --       --        --          --        --           0           0  749,379.14  750,000.00
 332      20080601   6.280   14.280    8.280     2.000       1.000     6.000          21           6  468,000.00  468,000.00
 333             0      --       --       --        --          --        --           0           0  177,706.77  178,000.00
 334      20080601   5.089   13.100    7.100     2.000       1.000     6.000          21           6  300,688.58  300,800.00
 335      20110601   5.250   13.750    6.750     3.000       1.500     7.000          57           6  544,000.00  544,000.00
 336      20080601   5.500   13.990    6.990     3.000       1.500     7.000          21           6  452,027.23  452,200.00
 337             0      --       --       --        --          --        --           0           0  112,420.60  112,500.00
 338             0      --       --       --        --          --        --           0           0  266,400.00  266,400.00
 339             0      --       --       --        --          --        --           0           0   98,794.89   99,000.00
 340      20090601   5.125   13.625    6.625     3.000       1.500     7.000          33           6  179,897.26  180,050.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 256         --  101,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 257         --          --  ARM         Balloon      Stated            Libor - 6 Month
 258         --   72,000.00  ARM         Balloon      Full              Libor - 6 Month
 259         --   44,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 260         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 261         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 262         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 263         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 264         --   39,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 265         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 266         --          --  ARM         Balloon      Full              Libor - 6 Month
 267         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 268         --          --  ARM         Balloon      Stated            Libor - 6 Month
 269         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 270         --          --  ARM         Balloon      Full              Libor - 6 Month
 271         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 272         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 273         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 274         --          --  ARM         Balloon      Stated            Libor - 6 Month
 275         --          --  ARM         Balloon      Full              Libor - 6 Month
 276         --          --  ARM         Balloon      Stated            Libor - 6 Month
 277         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 278         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 279         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 280         --          --  Fixed Rate  Non-Balloon  12MOSBANK         Fixed Rate
 281         --  123,758.00  ARM         Non-Balloon  Full              Libor - 6 Month
 282         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 283         --          --  ARM         Balloon      12MOSBANK         Libor - 6 Month
 284         --          --  ARM         Balloon      Stated            Libor - 6 Month
 285         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 286         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 287         --          --  Fixed Rate  Non-Balloon  12MOSBANK         Fixed Rate
 288         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 289         --  150,006.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 290         --   49,000.00  ARM         Balloon      Full              Libor - 6 Month
 291         --          --  ARM         Balloon      Lite              Libor - 6 Month
 292         --          --  ARM         Balloon      Stated            Libor - 6 Month
 293         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 294         --   65,979.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 295         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 296         --          --  ARM         Balloon      Stated            Libor - 6 Month
 297         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 298         --          --  ARM         Balloon      Stated            Libor - 6 Month
 299         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 300         --   50,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 301         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 302         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 303         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 304         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 305         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 306         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 307         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 308         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 309         --   37,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 310         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 311         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 312         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 313         --   73,480.00  ARM         Balloon      Stated            Libor - 6 Month
 314         --   40,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 315         --          --  ARM         Balloon      Full              Libor - 6 Month
 316         --          --  ARM         Balloon      Stated            Libor - 6 Month
 317         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 318         --          --  ARM         Balloon      Full              Libor - 6 Month
 319         --          --  ARM         Balloon      Stated            Libor - 6 Month
 320         --   50,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 321         --          --  ARM         Balloon      Full              Libor - 6 Month
 322         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 323         --   46,000.00  ARM         Balloon      Stated            Libor - 6 Month
 324         --   64,000.00  ARM         Balloon      Stated            Libor - 6 Month
 325         --   44,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 326         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 327         --   91,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 328         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 329         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 330         --   33,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 331         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 332         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 333         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 334         --   75,200.00  ARM         Balloon      Stated            Libor - 6 Month
 335         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 336         --   84,788.00  ARM         Balloon      Full              Libor - 6 Month
 337         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 338         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 339         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 340         --          --  ARM         Balloon      Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 256    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 257    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 258    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 259    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 260    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 261    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 262    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 263    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 264    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 265    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
 266    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 267    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 268    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 269    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 270    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 271    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 272    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 273    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 274    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 275    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 276    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 277    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 278    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 279    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 280    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 281    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 282    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 283    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 284    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 285    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 286    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 287    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 288    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 289    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 290    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 291    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 292    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 293    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 294    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 295    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 296    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 297    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 298    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 299    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 300    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 301    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 302    Principal and Interest  1st Lien  Investment   No Insurance                   Balloon - 30/40
 303    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 304    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 305    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 306    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 307    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 308    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 309    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 310    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 311    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 312    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 313    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 314    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 315    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 316    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 317    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 318    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 319    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 320    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 321    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 322    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 323    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 324    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 325    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 326    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
 327    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 328    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 329    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 330    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 331    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 332    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 333    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 334    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 335    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
 336    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 337    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 338    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 339    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 340    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 256    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
 257    Condo - High Rise >8 floors  Purchase               WILSHIRE  20060901     20060531  20060701
 258    Single Family Residence      Purchase               WILSHIRE  20060901     20060601  20060801
 259    Single Family Residence      Purchase               WILSHIRE  20060901     20060601  20060701
 260    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060220  20060401
 261    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060412  20060601
 262    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 263    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060516  20060701
 264    Single Family Residence      Purchase               WILSHIRE  20060901     20060519  20060701
 265    Single Family Residence      Purchase               WILSHIRE  20060901     20060503  20060601
 266    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060412  20060601
 267    Single Family Residence      Purchase               WILSHIRE  20060901     20060418  20060601
 268    4 Family                     Refinance - Cashout    WILSHIRE  20060901     20060426  20060701
 269    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
 270    Condo - Low Rise <5 floors   Refinance - Rate Term  WILSHIRE  20060901     20060418  20060601
 271    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
 272    PUD                          Purchase               WILSHIRE  20060901     20060424  20060601
 273    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
 274    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060427  20060701
 275    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060502  20060701
 276    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 277    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060426  20060701
 278    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
 279    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060701
 280    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060701
 281    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060501  20060701
 282    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
 283    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060701
 284    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060503  20060701
 285    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 286    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 287    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 288    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 289    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 290    PUD                          Purchase               WILSHIRE  20060901     20060517  20060701
 291    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060522  20060701
 292    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
 293    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 294    Single Family Residence      Purchase               WILSHIRE  20060901     20060523  20060701
 295    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 296    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 297    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
 298    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 299    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 300    Single Family Residence      Purchase               WILSHIRE  20060901     20060525  20060701
 301    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 302    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 303    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 304    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 305    Single Family Residence      Purchase               WILSHIRE  20060901     20060510  20060701
 306    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 307    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060515  20060701
 308    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060505  20060701
 309    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060510  20060701
 310    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 311    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 312    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
 313    Single Family Residence      Purchase               WILSHIRE  20060901     20060524  20060701
 314    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 315    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 316    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060502  20060701
 317    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 318    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060503  20060701
 319    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060509  20060701
 320    Single Family Residence      Purchase               WILSHIRE  20060901     20060509  20060701
 321    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 322    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 323    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060424  20060601
 324    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 325    PUD                          Purchase               WILSHIRE  20060901     20060510  20060701
 326    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060501  20060701
 327    PUD                          Purchase               WILSHIRE  20060901     20060526  20060701
 328    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 329    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 330    Single Family Residence      Purchase               WILSHIRE  20060901     20060417  20060601
 331    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 332    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 333    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
 334    Single Family Residence      Purchase               WILSHIRE  20060901     20060427  20060701
 335    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 336    Single Family Residence      Purchase               WILSHIRE  20060901     20060517  20060701
 337    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 338    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 339    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 340    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060523  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 256    20360601            46.99    789  PA1        80.00     100.00
 257    20360601            40.94    793  PA1        80.00      80.00
 258    20360701            46.16    693  PA2        80.00     100.00
 259    20360601            35.43    788  PA1        80.00     100.00
 260    20360301            47.18    620  PA3        80.00      80.00
 261    20360501            50.71    687  SA1        89.78      89.78
 262    20360601            49.89    699  PA2        75.90      75.90
 263    20360601            43.07    782  PA1        58.90      58.90
 264    20360601            39.75    745  PA1        80.00     100.00
 265    20360501             39.2    703  SA1       100.00     100.00
 266    20360501            45.56    731  SA1        94.57      94.57
 267    20360501            12.95    719  SA1        95.00      95.00
 268    20360601            52.66    674  SA2        90.00      90.00
 269    20360601            47.69    678  SA2        90.00      90.00
 270    20360501            47.61    681  SA1        92.04      92.04
 271    20360601            47.14    681  PA2        80.00      80.00
 272    20360501            35.91    641  PA3        79.87      79.87
 273    20360501             37.1    691  PA2        69.51      69.51
 274    20360601            13.26    695  PA2        80.00      80.00
 275    20360601            33.51    709  PA2        61.06      61.06
 276    20360601            47.61    763  PA1        77.03      77.03
 277    20360601            44.55    715  PA2        77.05      77.05
 278    20360501            42.59    705  PA2        80.00      80.00
 279    20360601            28.26    694  PA2        69.45      69.45
 280    20360601            40.22    742  PA1        80.00      80.00
 281    20360601            31.68    721  PA1        76.83      93.90
 282    20360601            45.62    716  SA1        57.69      57.69
 283    20360601            14.01    693  SA1        90.00      90.00
 284    20360601            34.43    672  SA2        53.33      53.33
 285    20360601            49.23    719  SA1        90.00      90.00
 286    20360601            48.54    737  PA1        66.40      66.40
 287    20360601            23.83    667  PA3        69.94      69.94
 288    20360601            33.87    712  SA1        74.23      74.23
 289    20360601            48.99    662  PA3        77.54      99.28
 290    20360601            42.82    665  PA3        80.00     100.00
 291    20360601            32.34    691  PA2        62.73      62.73
 292    20360601            46.24    688  SA1        90.00      90.00
 293    20360601            39.69    633  PA3        72.00      72.00
 294    20360601               44    738  PA1        80.00     100.00
 295    20360601            42.63    724  PA1        72.89      72.89
 296    20360601            33.22    666  PA3        80.00      80.00
 297    20360501            53.32    657  PA3        73.95      73.95
 298    20360601            34.78    630  PA3        70.65      70.65
 299    20360501            28.54    704  SA1        90.00      90.00
 300    20360601            47.13    703  PA2        80.00     100.00
 301    20360601            41.35    639  PA3        79.91      79.91
 302    20360601             44.4    660  PA3        77.78      77.78
 303    20360601            37.89    802  PA1        76.09      76.09
 304    20360601            48.69    767  SA1        85.00      85.00
 305    20360601            12.43    660  PA3        74.71      74.71
 306    20360601            42.38    756  SA1       100.00     100.00
 307    20360601            46.84    677  SA2        89.05      89.05
 308    20360601            42.03    693  SA2        85.00      85.00
 309    20360601            45.89    717  PA2        80.00     100.00
 310    20360601             38.2    620  PA3        80.00      80.00
 311    20360601            47.87    753  PA1        72.31      72.31
 312    20360601            15.19    704  SA1        95.00      95.00
 313    20360601            44.42    782  PA1        80.00     100.00
 314    20360601            45.35    711  PA2        80.00     100.00
 315    20360601            49.63    695  PA2        78.87      78.87
 316    20360601            31.49    695  SA1        88.75      88.75
 317    20360601            30.64    703  PA2        77.72      77.72
 318    20360601            33.98    647  PA3        60.00      60.00
 319    20360601            45.73    705  PA2        75.00      75.00
 320    20360601            52.43    719  PA2        80.00     100.00
 321    20360601            49.76    730  SA1        84.38      84.38
 322    20360601            43.52    644  PA3        80.00      80.00
 323    20360501            49.19    654  PA3        80.00     100.00
 324    20360601            41.45    642  PA3        80.00     100.00
 325    20360601            49.22    693  PA2        80.00     100.00
 326    20360601            19.55    725  PA1        64.71      64.71
 327    20360601            32.45    683  PA2        80.00     100.00
 328    20360601            50.96    687  PA2        75.00      75.00
 329    20360601            12.89    697  SA1        90.00      90.00
 330    20360501            49.23    662  PA3        80.00     100.00
 331    20360601            41.83    620  PA3        58.82      58.82
 332    20360601            42.73    699  SA1        90.00      90.00
 333    20360501            32.18    648  PA3        54.77      54.77
 334    20360601            32.47    696  PA2        80.00     100.00
 335    20360601            30.82    675  SA2        85.00      85.00
 336    20360601            49.55    623  PA3        80.00      95.00
 337    20360601            50.64    681  SA1        90.00      90.00
 338    20360601            48.17    707  PA2        80.00      80.00
 339    20360601             46.9    760  PA1        53.51      53.51
 340    20360601            36.69    660  SA2        65.00      65.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 256    5%                                                                  24  FL           33138    6.950   6.450     6.950
 257    5%                                                                  24  FL           33609    7.100   6.600     7.100
 258    5%                                                                  24  FL           33183    7.100   6.600     7.100
 259    5%                                                                  24  FL           33624    6.950   6.450     6.950
 260    NO PENALTY                                                           0  SC           29697    8.990   8.490     8.990
 261    2 MONTHS INTEREST                                                   36  MD           21244    6.500   6.000     6.500
 262    1%                                                                  24  VA           23234    8.650   8.150     8.650
 263    2%                                                                  36  IN           46375    6.500   6.000     6.500
 264    NO PENALTY                                                           0  SC           29464    8.450   7.950     8.450
 265    NO PENALTY                                                           0  IA           50211    6.620   6.120     6.620
 266    6 MONTHS INTEREST                                                   36  CA           90805    5.990   5.490     5.990
 267    6 MONTHS INTEREST                                                   12  CA           95630    6.750   6.250     6.750
 268    1%                                                                  36  CA           95822    8.250   7.750     8.250
 269    6 MONTHS INTEREST                                                   24  CA           93675    8.090   7.590     8.090
 270    1%                                                                  36  CA           95687    6.990   6.490     6.990
 271    6 MONTHS INTEREST                                                   36  CA           91770    6.990   6.490     6.990
 272    NO PENALTY                                                           0  NM           87121    8.100   7.600     8.100
 273    6 MONTHS INTEREST                                                   36  CA           91724    6.350   5.850     6.350
 274    NO PENALTY                                                           0  NM           87121    7.550   7.050     7.550
 275    6 MONTHS INTEREST                                                   36  CA           94526    5.990   5.490     5.990
 276    6 MONTHS INTEREST                                                   24  CA           91342    7.150   6.650     7.150
 277    6 MONTHS INTEREST                                                   36  CA           92027    5.990   5.490     5.990
 278    6 MONTHS INTEREST                                                   36  CA           92114    5.990   5.490     5.990
 279    6 MONTHS INTEREST                                                   36  CA           95630    6.250   5.750     6.250
 280    6 MONTHS INTEREST                                                   36  CA           90670    6.550   6.050     6.550
 281    6 MONTHS INTEREST                                                   36  CA           93905    7.350   6.850     7.350
 282    6 MONTHS INTEREST                                                   24  CA           90631    5.990   5.490     5.990
 283    6 MONTHS INTEREST                                                   24  CA           95403    6.500   6.000     6.500
 284    6 MONTHS INTEREST                                                   24  CA           93550    6.350   5.850     6.350
 285    6 MONTHS INTEREST                                                   24  CA           90003    7.250   6.750     7.250
 286    6 MONTHS INTEREST                                                   36  CA           94551    6.850   6.350     6.850
 287    6 MONTHS INTEREST                                                   36  CA           94552    6.650   6.150     6.650
 288    6 MONTHS INTEREST                                                   36  CA           92084    6.800   6.300     6.800
 289    6 MONTHS INTEREST                                                   36  CA           92653    6.875   6.375     6.875
 290    6 MONTHS INTEREST                                                   24  CA           93711    7.200   6.700     7.200
 291    1%                                                                  24  CA           95662    6.150   5.650     6.150
 292    6 MONTHS INTEREST                                                   24  CA           92126    7.250   6.750     7.250
 293    6 MONTHS INTEREST                                                   24  CA           95307    7.050   6.550     7.050
 294    1%                                                                  12  UT           84094    7.150   6.650     7.150
 295    6 MONTHS INTEREST                                                   24  CA           90240    6.375   5.875     6.375
 296    1%                                                                  36  CA           95833    7.500   7.000     7.500
 297    3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST          24  MA            2302    6.500   6.000     6.500
 298    5%                                                                  36  CT            6037    8.150   7.650     8.150
 299    NO PENALTY                                                           0  ME            4038    6.900   6.400     6.900
 300    NO PENALTY                                                           0  MA            1850    7.490   6.990     7.490
 301    5%                                                                  24  CT            6460    6.990   6.490     6.990
 302    5%                                                                  36  CT            6010    8.500   8.000     8.500
 303    NO PENALTY                                                           0  MA            2632    6.990   6.490     6.990
 304    5%                                                                  24  CT            6614    6.900   6.400     6.900
 305    1%                                                                  24  OH           44028    7.500   7.000     7.500
 306    NO PENALTY                                                           0  WI           53132    7.340   6.840     7.340
 307    NO PENALTY                                                           0  IL           60804    7.570   7.070     7.570
 308    NO PENALTY                                                           0  IL           60091    8.100   7.600     8.100
 309    2 MONTHS INTEREST                                                   36  WI           53218    6.850   6.350     6.850
 310    NO PENALTY                                                           0  IL           60561    8.610   8.110     8.610
 311    2 MONTHS INTEREST                                                   36  MN           55407    7.200   6.700     7.200
 312    5%                                                                  24  OK           73135    9.500   9.000     9.500
 313    2 MONTHS INTEREST                                                   24  MN           55438    7.400   6.900     7.400
 314    5%                                                                  36  IL           62040    7.500   7.000     7.500
 315    NO PENALTY                                                           0  IL           60619    7.250   6.750     7.250
 316    1%                                                                  36  UT           84043    7.990   7.490     7.990
 317    5%                                                                  36  NV           89115    7.990   7.490     7.990
 318    1%                                                                  24  AZ           85225    7.200   6.700     7.200
 319    NO PENALTY                                                           0  NY           11419    6.750   6.250     6.750
 320    5%                                                                  24  AZ           85338    7.500   7.000     7.500
 321    5%                                                                  24  NV           89031    6.650   6.150     6.650
 322    5%                                                                  12  AZ           85379    7.400   6.900     7.400
 323    5%                                                                  36  WA           98011    7.990   7.490     7.990
 324    5%                                                                  24  WA           98036    7.750   7.250     7.750
 325    5%                                                                  36  TX           77562    6.500   6.000     6.500
 326    NO PENALTY                                                           0  TX           75230    6.220   5.720     6.220
 327    5%                                                                  24  TX           77004    8.290   7.790     8.290
 328    5%                                                                  24  PA           19082   11.000  10.500    11.000
 329    5%                                                                  36  KY           42103    7.750   7.250     7.750
 330    5%                                                                  12  FL           32225    8.610   8.110     8.610
 331    NO PENALTY                                                           0  NJ            7726    6.950   6.450     6.950
 332    6 MONTHS INTEREST                                                   12  CA           91745    8.280   7.780     8.280
 333    5%                                                                  36  FL           33461    6.990   6.490     6.990
 334    6 MONTHS INTEREST                                                   24  CA           92395    7.100   6.600     7.100
 335    6 MONTHS INTEREST                                                   36  CA           92336    6.750   6.250     6.750
 336    6 MONTHS INTEREST                                                   24  OR           97493    6.990   6.490     6.990
 337    2%                                                                  36  VA           23703    7.750   7.250     7.750
 338    6 MONTHS INTEREST                                                   36  CA           95678    6.750   6.250     6.750
 339    6 MONTHS INTEREST                                                   13  AZ           85746    6.990   6.490     6.990
 340    6 MONTHS INTEREST                                                   36  AZ           85242    6.625   6.125     6.625

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 256        0.500          3        360        57        60       360        357      2
 257        0.500          3        480         0         0       360        357      1
 258        0.500          2        480         0         0       360        358      2
 259        0.500          3        360        57        60       360        357      2
 260        0.500          6        360         0         0       360        354      1
 261        0.500          4        360        56        60       360        356      1
 262        0.500          3        360         0         0       360        357      1
 263        0.500          3        360         0         0       360        357      1
 264        0.500          3        360        57        60       360        357      2
 265        0.500          4        360        56        60       360        356      2
 266        0.500          4        480         0         0       360        356      2
 267        0.500          4        360        56        60       360        356      2
 268        0.500          3        480         0         0       360        357      1
 269        0.500          3        360        57        60       360        357      2
 270        0.500          4        480         0         0       360        356      1
 271        0.500          3        360         0         0       360        357      1
 272        0.500          4        360         0         0       360        356      2
 273        0.500          4        360         0         0       360        356      1
 274        0.500          3        480         0         0       360        357      1
 275        0.500          3        480         0         0       360        357      2
 276        0.500          3        480         0         0       360        357      1
 277        0.500          3        360         0         0       360        357      1
 278        0.500          4        360        56        60       360        356      2
 279        0.500          3        360         0         0       360        357      2
 280        0.500          3        360         0         0       360        357      2
 281        0.500          3        360        57        60       360        357      2
 282        0.500          3        360        57        60       360        357      2
 283        0.500          3        480         0         0       360        357      2
 284        0.500          3        480         0         0       360        357      1
 285        0.500          3        360         0         0       360        357      1
 286        0.500          3        360        57        60       360        357      1
 287        0.500          3        360         0         0       360        357      2
 288        0.500          3        360        57        60       360        357      1
 289        0.500          3        360         0         0       360        357      2
 290        0.500          3        480         0         0       360        357      2
 291        0.500          3        480         0         0       360        357      1
 292        0.500          3        480         0         0       360        357      2
 293        0.500          3        360        57        60       360        357      1
 294        0.500          3        360        57        60       360        357      2
 295        0.500          3        360        57        60       360        357      2
 296        0.500          3        480         0         0       360        357      1
 297        0.500          4        360         0         0       360        356      1
 298        0.500          3        480         0         0       360        357      1
 299        0.500          4        360         0         0       360        356      1
 300        0.500          3        360         0         0       360        357      1
 301        0.500          3        360         0         0       360        357      1
 302        0.500          3        480         0         0       360        357      1
 303        0.500          3        360         0         0       360        357      1
 304        0.500          3        360         0         0       360        357      1
 305        0.500          3        360         0         0       360        357      2
 306        0.500          3        360        57        60       360        357      1
 307        0.500          3        360         0         0       360        357      1
 308        0.500          3        360        57        60       360        357      2
 309        0.500          3        360         0         0       360        357      1
 310        0.500          3        360        57        60       360        357      1
 311        0.500          3        360        57        60       360        357      1
 312        0.500          3        360         0         0       360        357      1
 313        0.500          3        480         0         0       360        357      2
 314        0.500          3        360         0         0       360        357      1
 315        0.500          3        480         0         0       360        357      1
 316        0.500          3        480         0         0       360        357      1
 317        0.500          3        360         0         0       360        357      1
 318        0.500          3        480         0         0       360        357      1
 319        0.500          3        480         0         0       360        357      2
 320        0.500          3        360         0         0       360        357      1
 321        0.500          3        480         0         0       360        357      1
 322        0.500          3        360         0         0       360        357      1
 323        0.500          4        480         0         0       360        356      1
 324        0.500          3        480         0         0       360        357      1
 325        0.500          3        360         0         0       360        357      2
 326        0.500          3        360         0         0       360        357      2
 327        0.500          3        360        57        60       360        357      2
 328        0.500          3        360         0         0       360        357      1
 329        0.500          3        360         0         0       360        357      1
 330        0.500          4        360        56        60       360        356      2
 331        0.500          3        360         0         0       360        357      2
 332        0.500          3        360        57        60       360        357      2
 333        0.500          4        360         0         0       360        356      2
 334        0.500          3        480         0         0       360        357      2
 335        0.500          3        360       117       120       360        357      2
 336        0.500          3        480         0         0       360        357      2
 337        0.500          3        360         0         0       360        357      1
 338        0.500          3        360        57        60       360        357      1
 339        0.500          3        360         0         0       360        357      1
 340        0.500          3        480         0         0       360        357      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 341      20080601   6.000   14.500    7.500     3.000       1.500     7.000          21           6  265,600.00  265,600.00
 342      20080501   5.625   15.625    8.625     1.500       1.500     7.000          20           6  479,999.45  480,000.00
 343      20080501   5.490   15.490    8.490     3.000       1.000     7.000          20           6  289,446.91  289,800.00
 344      20080501   4.825   13.825    7.825     3.000       1.000     6.000          20           6  175,000.00  175,000.00
 345      20080601   4.825   14.825    7.825     3.000       1.000     7.000          21           6  247,827.60  248,000.00
 346      20090501   6.500   14.490    8.490     3.000       1.000     6.000          32           6  120,926.54  121,000.00
 347      20090601   6.000   14.990    8.990     3.000       1.000     6.000          33           6   75,108.87   75,150.00
 348      20080501   7.300   15.300    8.300     2.000       1.000     7.000          20           6  428,000.00  428,000.00
 349             0      --       --       --        --          --        --           0           0  535,578.77  536,000.00
 350      20080501   7.300   15.300    8.300     2.000       1.000     7.000          20           6  107,842.94  107,950.00
 351      20080501   6.750   14.750    7.750     2.000       1.000     7.000          20           6  114,917.02  115,080.00
 352      20080601   6.950   14.700    7.700     2.000       1.000     7.000          21           6  507,999.67  508,000.00
 353      20080601   6.250   14.250    7.250     2.000       1.000     7.000          21           6  599,525.00  600,000.00
 354      20080601   6.990   14.990    7.990     2.000       1.000     7.000          21           6  273,750.00  273,750.00
 355      20080601   6.850   14.850    7.850     2.000       1.000     7.000          21           6  381,885.73  382,000.00
 356      20080601   6.450   14.450    7.450     2.000       1.000     7.000          21           6  122,400.00  122,400.00
 357      20080601   5.450   12.450    6.450     3.000       1.000     6.000          21           6  215,000.00  215,000.00
 358      20080601   6.950   14.500    8.500     3.000       1.000     6.000          21           6  498,750.00  498,750.00
 359      20080601   5.725   12.725    6.725     3.000       1.000     6.000          21           6  305,000.00  305,000.00
 360      20080601   6.250   13.250    7.250     3.000       1.000     6.000          21           6  539,154.95  540,000.00
 361             0      --       --       --        --          --        --           0           0   74,794.62   75,000.00
 362             0      --       --       --        --          --        --           0           0  207,495.77  208,000.00
 363             0      --       --       --        --          --        --           0           0   94,133.58   94,400.00
 364             0      --       --       --        --          --        --           0           0   34,861.35   35,000.00
 365             0      --       --       --        --          --        --           0           0   64,648.15   65,000.00
 366             0      --       --       --        --          --        --           0           0  167,559.06  168,000.00
 367      20080401   9.450   15.300    9.300     2.000       2.000     6.000          19          12   54,315.16   54,400.00
 368      20080401   9.000   15.250    9.250     3.000       1.000     6.000          19           6   89,811.19   90,000.00
 369      20090501   8.700   14.750    8.750     2.000       2.000     6.000          32          12  249,711.27  250,000.00
 370      20080501   6.800   13.050    7.050     2.000       2.000     6.000          20          12  128,146.02  128,355.00
 371      20080501   7.750   14.000    8.000     2.000       2.000     6.000          20          12  102,192.49  102,400.00
 372      20080501   7.200   13.450    7.450     3.000       1.000     6.000          20           6  141,387.06  141,600.00
 373      20080501   8.600   14.850    8.850     2.000       2.000     6.000          20          12  178,198.18  178,400.00
 374             0      --       --       --        --          --        --           0           0   79,878.47   80,000.00
 375             0      --       --       --        --          --        --           0           0  182,558.81  182,800.00
 376             0      --       --       --        --          --        --           0           0  117,938.82  118,000.00
 377             0      --       --       --        --          --        --           0           0  170,600.70  170,800.00
 378             0      --       --       --        --          --        --           0           0   74,479.40   74,550.00
 379             0      --       --       --        --          --        --           0           0  114,932.36  115,050.00
 380             0      --       --       --        --          --        --           0           0  143,893.98  144,000.00
 381      20080601   2.850   12.840    6.840     3.000       1.000     6.000          21           6  266,400.00  266,400.00
 382      20080526   3.500   13.490    7.490     3.000       1.000     6.000          20           6  167,864.31  167,920.00
 383      20080606   2.800   12.790    6.790     3.000       1.000     6.000          21           6   96,917.14   97,000.00
 384      20080315   4.000   13.990    4.000     3.000       1.000     6.000          18           6  108,599.43  108,800.00
 385      20080601   4.050   14.040    8.040     3.000       1.000     6.000          21           6  143,959.23  144,000.00
 386             0      --       --       --        --          --        --           0           0  188,800.00  188,800.00
 387      20080701   6.570   15.070    8.070     3.000       1.000     7.000          22           6  136,000.00  136,000.00
 388             0      --       --       --        --          --        --           0           0  168,756.83  168,800.00
 389      20080701   6.840   15.340    8.340     3.000       1.000     7.000          22           6  228,000.00  228,000.00
 390      20080701   6.090   14.590    7.590     3.000       1.000     7.000          22           6  174,400.00  174,400.00
 391             0      --       --       --        --          --        --           0           0  250,000.00  250,000.00
 392      20080701   5.140   13.640    6.640     3.000       1.000     7.000          22           6  111,200.00  111,200.00
 393      20080701   6.490   14.990    7.990     3.000       1.000     7.000          22           6  150,400.00  150,400.00
 394             0      --       --       --        --          --        --           0           0  187,897.09  188,000.00
 395      20080701   6.290   14.790    7.790     3.000       1.000     7.000          22           6  161,600.00  161,600.00
 396             0      --       --       --        --          --        --           0           0   74,977.17   75,000.00
 397      20080701   6.240   14.740    7.740     3.000       1.000     7.000          22           6  169,600.00  169,600.00
 398      20080701   5.840   14.340    7.340     3.000       1.000     7.000          22           6  156,000.00  156,000.00
 399      20080701   7.300   16.210    9.210     3.000       1.000     7.000          22           6  101,600.00  101,600.00
 400      20080601   5.490   13.990    6.990     3.000       1.000     7.000          21           6  152,000.00  152,000.00
 401             0      --       --       --        --          --        --           0           0  200,000.00  200,000.00
 402      20080701   6.490   14.990    7.990     3.000       1.000     7.000          22           6  113,523.63  113,600.00
 403      20080601   7.250   15.750    8.750     3.000       1.000     7.000          21           6   93,226.34   93,280.00
 404      20080701   7.240   16.740    9.740     3.000       1.000     7.000          22           6   90,357.74   90,400.00
 405      20080701   6.220   14.720    7.720     3.000       1.000     7.000          22           6  156,688.66  156,800.00
 406      20090601   6.390   14.890    7.890     3.000       1.000     7.000          33           6   67,979.89   68,000.00
 407      20090701   6.990   15.490    8.490     3.000       1.000     7.000          34           6  128,800.00  128,800.00
 408             0      --       --       --        --          --        --           0           0   68,753.74   68,800.00
 409      20080701   7.600   17.140   10.140     3.000       1.000     7.000          22           6   70,000.00   70,000.00
 410      20080701   5.940   14.440    7.440     3.000       1.000     7.000          22           6  164,000.00  164,000.00
 411      20080601   7.000   15.890    8.890     3.000       1.000     7.000          21           6  106,349.20  106,400.00
 412      20080701   5.940   14.440    7.440     3.000       1.000     7.000          22           6  150,000.00  150,000.00
 413      20090701   5.500   14.840    7.840     3.000       1.000     7.000          34           6   96,400.00   96,400.00
 414      20080701   5.090   13.590    6.590     3.000       1.000     7.000          22           6  165,600.00  165,600.00
 415      20080601   7.190   15.690    8.690     3.000       1.000     7.000          21           6   88,000.00   88,000.00
 416      20090701   5.950   14.450    7.450     3.000       1.000     7.000          34           6  156,000.00  156,000.00
 417      20080701   4.862   14.250    8.250     3.000       1.000     6.000          22           6  204,000.00  204,000.00
 418      20080601   5.500   16.250    5.500     3.000       1.000     6.000          21           6  367,495.82  367,650.00
 419      20080601   5.500   13.540    5.500     3.000       1.000     6.000          21           6  499,336.68  499,500.00
 420      20080601   5.500   13.990    5.500     3.000       1.000     6.000          21           6  860,000.00  860,000.00
 421      20080501   5.500   13.875    7.875     3.000       1.000     6.000          20           6  520,000.00  520,000.00
 422      20090601   5.500   14.850    5.500     3.000       1.000     6.000          33           6  562,374.38  562,500.00
 423      20080601   5.500   14.990    5.500     3.000       1.000     6.000          21           6  312,378.92  312,550.00
 424             0      --       --       --        --          --        --           0           0  230,801.12  231,000.00
 425      20080601   5.500   13.875    5.500     3.000       1.000     6.000          21           6  232,000.00  232,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 341         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 342         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 343         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 344         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 345         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 346         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 347         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 348         --  107,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 349         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 350         --    6,350.00  ARM         Balloon      Full              Libor - 6 Month
 351         --   28,770.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 352         --   95,250.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 353         --  150,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 354         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 355         --   95,500.00  ARM         Balloon      Stated            Libor - 6 Month
 356         --   30,600.00  ARM         Non-Balloon  Full              Libor - 6 Month
 357         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 358         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 359         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 360         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 361         --   14,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 362         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 363         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 364         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
 365         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 366         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 367         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 368         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 369         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 370         --   32,089.00  ARM         Non-Balloon  Full              Libor - 1 Year
 371         --   25,600.00  ARM         Non-Balloon  Stated            Libor - 1 Year
 372         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 373         --   44,600.00  ARM         Non-Balloon  Stated            Libor - 1 Year
 374         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 375         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 376         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 377         --   42,700.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 378         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 379         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 380         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 381         --   66,600.00  ARM         Non-Balloon  Full              Libor - 6 Month
 382         --   41,980.00  ARM         Balloon      Stated            Libor - 6 Month
 383         --   24,250.00  ARM         Non-Balloon  Full              Libor - 6 Month
 384         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 385         --   36,000.00  ARM         Balloon      Full              Libor - 6 Month
 386         --   47,200.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 387         --   34,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 388         --   42,200.00  Fixed Rate  Balloon      Stated            Fixed Rate
 389         --   57,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 390         --   43,600.00  ARM         Non-Balloon  Full              Libor - 6 Month
 391         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 392         --   23,797.00  ARM         Non-Balloon  Full              Libor - 6 Month
 393         --   37,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 394         --   47,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 395         --   40,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 396         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 397         --   42,400.00  ARM         Balloon      Full              Libor - 6 Month
 398         --   39,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 399         --   25,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 400         --   38,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 401         --   49,994.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 402         --   28,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 403         --   23,320.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 404         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 405         --   39,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 406         --   17,000.00  ARM         Balloon      Full              Libor - 6 Month
 407         --   32,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 408         --   17,200.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 409         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 410         --   41,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 411         --   19,950.00  ARM         Balloon      Stated            Libor - 6 Month
 412         --   37,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 413         --   24,100.00  ARM         Non-Balloon  Full              Libor - 6 Month
 414         --   41,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 415         --   22,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 416         --   39,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 417         --   51,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 418         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 419         --          --  ARM         Balloon      Stated            Libor - 6 Month
 420         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 421         --  130,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 422         --   62,375.00  ARM         Balloon      Stated            Libor - 6 Month
 423         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 424         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 425         --          --  ARM         Balloon      Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 341    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 342    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 343    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 344    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 345    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 346    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 347    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 348    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 349    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 350    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 351    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 352    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 353    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 354    Interest Only           1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 355    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 356    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 357    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 358    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 359    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 360    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 361    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 362    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 363    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 364    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
 365    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 366    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 367    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 368    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 369    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/1 Year
 370    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
 371    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
 372    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 373    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
 374    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 375    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 376    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
 377    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 378    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
 379    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
 380    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 381    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 382    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 383    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 384    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 385    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 386    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 387    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 388    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 389    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 390    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 391    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 392    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 393    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 394    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 395    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 396    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 397    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 398    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 399    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 400    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 401    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 402    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 403    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 404    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 405    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 406    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 407    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 408    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 409    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 410    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 411    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 412    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 413    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 414    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 415    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 416    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 417    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 418    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 419    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 420    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 421    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 422    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 423    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 424    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 425    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 341    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 342    Single Family Residence      Purchase               WILSHIRE  20060901     20060427  20060601
 343    PUD                          Purchase               WILSHIRE  20060901     20060419  20060601
 344    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060328  20060601
 345    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060701
 346    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
 347    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 348    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060424  20060601
 349    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
 350    Single Family Residence      Purchase               WILSHIRE  20060901     20060502  20060601
 351    PUD                          Purchase               WILSHIRE  20060901     20060503  20060601
 352    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 353    Single Family Residence      Purchase               WILSHIRE  20060901     20060510  20060701
 354    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 355    Single Family Residence      Purchase               WILSHIRE  20060901     20060519  20060701
 356    Single Family Residence      Purchase               WILSHIRE  20060901     20060525  20060701
 357    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060510  20060701
 358    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 359    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 360    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 361    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060223  20060328
 362    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060224  20060401
 363    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060228  20060406
 364    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060306  20060410
 365    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060308  20060501
 366    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060315  20060420
 367    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060327  20060501
 368    Single Family Residence      Purchase               WILSHIRE  20060901     20060327  20060501
 369    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060411  20060601
 370    Single Family Residence      Purchase               WILSHIRE  20060901     20060417  20060601
 371    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
 372    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060424  20060601
 373    PUD                          Purchase               WILSHIRE  20060901     20060428  20060601
 374    Single Family Residence      Purchase               WILSHIRE  20060901     20060420  20060601
 375    PUD                          Purchase               WILSHIRE  20060901     20060504  20060601
 376    Single Family Residence      Purchase               WILSHIRE  20060901     20060515  20060701
 377    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 378    Single Family Residence      Purchase               WILSHIRE  20060901     20060511  20060701
 379    PUD                          Purchase               WILSHIRE  20060901     20060519  20060701
 380    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 381    Single Family Residence      Purchase               WILSHIRE  20060901     20060524  20060701
 382    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060626
 383    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060706
 384    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060227  20060415
 385    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 386    Single Family Residence      Purchase               WILSHIRE  20060901     20060602  20060701
 387    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 388    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
 389    PUD                          Purchase               WILSHIRE  20060901     20060608  20060801
 390    Single Family Residence      Purchase               WILSHIRE  20060901     20060614  20060801
 391    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060606  20060801
 392    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 393    Single Family Residence      Purchase               WILSHIRE  20060901     20060609  20060801
 394    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 395    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 396    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 397    Single Family Residence      Purchase               WILSHIRE  20060901     20060609  20060801
 398    PUD                          Purchase               WILSHIRE  20060901     20060613  20060801
 399    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060602  20060801
 400    PUD                          Purchase               WILSHIRE  20060901     20060601  20060701
 401    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 402    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060801
 403    Single Family Residence      Purchase               WILSHIRE  20060901     20060602  20060701
 404    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 405    Single Family Residence      Purchase               WILSHIRE  20060901     20060609  20060801
 406    Single Family Residence      Purchase               WILSHIRE  20060901     20060602  20060701
 407    Single Family Residence      Purchase               WILSHIRE  20060901     20060607  20060801
 408    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 409    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 410    Single Family Residence      Purchase               WILSHIRE  20060901     20060607  20060801
 411    Rowhouse                     Refinance - Cashout    WILSHIRE  20060901     20060602  20060701
 412    Single Family Residence      Purchase               WILSHIRE  20060901     20060614  20060801
 413    Single Family Residence      Purchase               WILSHIRE  20060901     20060609  20060801
 414    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060612  20060801
 415    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 416    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 417    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060608  20060801
 418    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
 419    Condo - High Rise >8 floors  Refinance - Cashout    WILSHIRE  20060901     20060602  20060701
 420    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060531  20060701
 421    3 Family                     Purchase               WILSHIRE  20060901     20060428  20060601
 422    3 Family                     Purchase               WILSHIRE  20060901     20060518  20060701
 423    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 424    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 425    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 341    20360601            30.28    636  PA3        80.00      80.00
 342    20360501             44.3    746  SA1       100.00     100.00
 343    20360501            50.49    676  SA2        90.00      90.00
 344    20360501            35.39    667  PA3        62.50      62.50
 345    20360601            42.77    646  PA3        78.73      78.73
 346    20360501            30.39    673  SA2       100.00     100.00
 347    20360601             25.8    760  SA1        90.00      90.00
 348    20360501            42.41    669  PA3        80.00     100.00
 349    20360501            50.58    710  PA2        64.19      64.19
 350    20360501            36.72    665  SA2        85.00      90.00
 351    20360501            36.94    624  PA3        80.00     100.00
 352    20360601             45.2    681  PA2        80.00      95.00
 353    20360601            45.53    716  PA2        80.00     100.00
 354    20360601            53.23    702  SA1        75.00      75.00
 355    20360601            49.06    659  PA3        80.00     100.00
 356    20360601            49.03    626  PA3        80.00     100.00
 357    20360601            28.18    749  PA1        59.72      59.72
 358    20360601            48.16    662  SA2        95.00      95.00
 359    20360601            42.44    650  PA3        69.32      69.32
 360    20360601            43.98    701  SA1        90.00      90.00
 361    20360228            41.63    683  SA1        84.27     100.00
 362    20360301             27.1    630  PA3        80.00      80.00
 363    20360306            20.99    637  PA3        80.00      80.00
 364    20210310            26.77    676  PA3        29.66      29.66
 365    20360401             46.6    667  PA3        44.83      44.83
 366    20360320            29.98    686  PA2        80.00      80.00
 367    20360401            43.69    646  PA3        80.00      80.00
 368    20360401            33.47    692  SA1       100.00     100.00
 369    20360501            48.16    695  SA1       100.00     100.00
 370    20360501            35.54    666  PA3        80.00     100.00
 371    20360501            39.64    694  PA2        80.00     100.00
 372    20360501            42.45    743  PA1        80.00      80.00
 373    20360501            42.01    667  PA3        80.00     100.00
 374    20360501            32.34    680  SA1       100.00     100.00
 375    20360501            52.75    674  PA3        79.99      79.99
 376    20360601            41.15    760  SA1       100.00     100.00
 377    20360501            40.42    671  PA3        80.00     100.00
 378    20360601            44.76    713  SA1        94.97      94.97
 379    20360601             17.6    699  SA1        99.96      99.96
 380    20360601            43.45    629  PA3        80.00      80.00
 381    20360601            49.78    627  PA3        80.00     100.00
 382    20360526            45.95    685  PA2        80.00     100.00
 383    20360606            50.01    630  PA3        80.00     100.00
 384    20360315            43.37    647  PA3        80.00      80.00
 385    20360601            50.07    628  PA3        80.00     100.00
 386    20360601            48.38    726  PA1        80.00     100.00
 387    20360701            46.79    682  PA2        80.00     100.00
 388    20360701             45.8    669  PA3        80.00     100.00
 389    20360701            43.47    695  PA2        80.00     100.00
 390    20360701            45.62    644  PA3        80.00     100.00
 391    20360701            40.01    653  PA3        55.56      55.56
 392    20360701            47.04    692  PA2        80.00      97.12
 393    20360701            44.93    682  PA2        80.00     100.00
 394    20360701            46.77    635  PA3        80.00     100.00
 395    20360701             40.9    722  PA1        80.00     100.00
 396    20360701            45.92    763  SA1        88.24      88.24
 397    20360701            50.88    622  PA3        80.00     100.00
 398    20360701            42.07    692  PA2        80.00     100.00
 399    20360701            48.61    656  PA3        80.00     100.00
 400    20360601            48.98    684  PA2        80.00     100.00
 401    20360701            41.18    623  PA3        73.53      91.91
 402    20360701            49.75    661  PA3        80.00     100.00
 403    20360601            46.55    625  PA3        80.00     100.00
 404    20360701            25.48    663  PA3        80.00      80.00
 405    20360701            47.22    706  PA2        80.00     100.00
 406    20360601            37.32    632  PA3        80.00     100.00
 407    20360701            51.14    684  PA2        80.00     100.00
 408    20360701            21.26    648  PA3        80.00     100.00
 409    20360701            35.84    635  PA3        77.78      77.78
 410    20360701               48    781  PA1        80.00     100.00
 411    20360601            49.16    622  PA3        80.00      95.00
 412    20360701            45.89    726  PA1        80.00     100.00
 413    20360701            52.27    646  PA3        80.00     100.00
 414    20360701            50.22    731  PA1        80.00     100.00
 415    20360601            38.87    628  PA3        80.00     100.00
 416    20360701            46.38    677  SA2        80.00     100.00
 417    20360701            41.74    680  PA2        80.00     100.00
 418    20360601            50.39    693  SA1       100.00     100.00
 419    20360601            30.86    646  PA3        28.54      28.54
 420    20360601             32.7    655  PA3        80.00      80.00
 421    20360501            41.57    638  PA3        80.00     100.00
 422    20360601            49.97    712  SA1        90.00      99.98
 423    20360601            35.52    693  SA1        95.00      95.00
 424    20360601            41.68    677  PA3        77.00      77.00
 425    20360601            20.31    671  SA2        80.00      80.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 341    6 MONTHS INTEREST                                                   24  OR           97201    7.500   7.000     7.500
 342    6 MONTHS INTEREST                                                   24  CA           90032    8.625   8.125     8.625
 343    6 MONTHS INTEREST                                                   24  FL           33624    8.490   7.990     8.490
 344    6 MONTHS INTEREST                                                   12  CA           93543    7.825   7.325     7.825
 345    6 MONTHS INTEREST                                                   24  FL           33983    7.825   7.325     7.825
 346    5%                                                                  36  KY           41268    8.490   7.990     8.490
 347    1%                                                                  36  GA           30742    8.990   8.490     8.990
 348    6 MONTHS INTEREST                                                   24  CA           90810    8.300   7.800     8.300
 349    6 MONTHS INTEREST                                                   36  CA           91784    6.900   6.400     6.900
 350    6 MONTHS INTEREST                                                   24  TX           77477    8.300   7.800     8.300
 351    6 MONTHS INTEREST                                                   24  TX           77066    7.750   7.250     7.750
 352    6 MONTHS INTEREST                                                   24  ID           83333    7.700   7.200     7.700
 353    6 MONTHS INTEREST                                                   12  CA           95632    7.250   6.750     7.250
 354    6 MONTHS INTEREST                                                   24  CA           92571    7.990   7.490     7.990
 355    6 MONTHS INTEREST                                                   24  CA           91744    7.850   7.350     7.850
 356    6 MONTHS INTEREST                                                   24  CT            6708    7.450   6.950     7.450
 357    NO PENALTY                                                           0  NY           11717    6.450   5.950     6.450
 358    NO PENALTY                                                           0  NJ            7701    8.500   8.000     8.500
 359    NO PENALTY                                                           0  NY           11756    6.725   6.225     6.725
 360    NO PENALTY                                                           0  NY           11207    7.250   6.750     7.250
 361    NO PENALTY                                                           0  IL           62960    7.950   7.450     7.950
 362    1%                                                                  36  CO           80134    8.550   8.050     8.550
 363    1%                                                                  36  KS           67456    7.800   7.300     7.800
 364    GREATER OF 1% OR $100                                               36  MN           55744    8.000   7.500     8.000
 365    1%                                                                  36  CA           96013    8.200   7.700     8.200
 366    NO PENALTY                                                           0  TX           77024    8.250   7.750     8.250
 367    GREATER OF 1% OR $100                                               24  NV           89115    9.300   8.800     9.300
 368    NO PENALTY                                                           0  MO           64836    9.250   8.750     9.250
 369    GREATER OF 1% OR $100                                               36  MN           55128    8.750   8.250     8.750
 370    NO PENALTY                                                           0  TX           77545    7.050   6.550     7.050
 371    GREATER OF 1% OR $100                                               24  ID           83401    8.000   7.500     8.000
 372    NO PENALTY                                                           0  IA           50613    7.450   6.950     7.450
 373    GREATER OF 1% OR $100                                               24  AR           72715    8.850   8.350     8.850
 374    1%                                                                  36  GA           30549    9.400   8.900     9.400
 375    5%                                                                  36  FL           32828    8.100   7.600     8.100
 376    1%                                                                  36  OH           43947    9.250   8.750     9.250
 377    2%                                                                  24  VA           22821    8.700   8.200     8.700
 378    3%,2%,1%                                                            36  AR           72687    9.700   9.200     9.700
 379    5%                                                                  36  TX           77073    9.335   8.835     9.335
 380    NO PENALTY                                                           0  MD           21222    7.540   7.040     7.540
 381    2%                                                                  24  SC           29511    6.840   6.340     6.840
 382    6 MONTHS INTEREST                                                   24  FL           32809    7.490   6.990     7.490
 383    2%                                                                  24  VA           23434    6.790   6.290     6.790
 384    NO PENALTY                                                           0  NC           27317    7.990   7.490     7.990
 385    6 MONTHS INTEREST                                                   24  AZ           86432    8.040   7.540     8.040
 386    1%                                                                  36  WI           53207    9.040   8.540     9.040
 387    5%                                                                  24  UT           84118    8.070   7.570     8.070
 388    5%                                                                  36  AZ           85203    8.390   7.890     8.390
 389    5%                                                                  24  AZ           85037    8.340   7.840     8.340
 390    1%                                                                  24  WI           53024    7.590   7.090     7.590
 391    5%                                                                  36  AZ           85234    6.950   6.450     6.950
 392    1%                                                                  24  OH           43830    6.640   6.140     6.640
 393    1%                                                                  24  WI           53098    7.990   7.490     7.990
 394    5%                                                                  36  AZ           86314    8.990   8.490     8.990
 395    5%                                                                  24  AZ           85042    7.790   7.290     7.790
 396    1%                                                                  36  OH           45505    7.790   7.290     7.790
 397    6 MONTHS INTEREST                                                   24  CO           80643    7.740   7.240     7.740
 398    5%                                                                  24  AZ           85220    7.340   6.840     7.340
 399    2%                                                                  24  MO           63114    9.210   8.710     9.210
 400    5%                                                                  24  FL           34759    6.990   6.490     6.990
 401    5%                                                                  36  TN           37032    7.660   7.160     7.660
 402    5%                                                                  24  FL           33713    7.990   7.490     7.990
 403    5%                                                                  24  TN           38305    8.750   8.250     8.750
 404    2%                                                                  24  MO           63061    9.740   9.240     9.740
 405    5%                                                                  24  FL           33713    7.720   7.220     7.720
 406    NO PENALTY                                                           0  AL           35023    7.890   7.390     7.890
 407    NO PENALTY                                                           0  AL           35022    8.490   7.990     8.490
 408    5%                                                                  36  TN           37218    7.990   7.490     7.990
 409    5%                                                                  24  TN           37206   10.140   9.640    10.140
 410    5%                                                                  24  AZ           85219    7.440   6.940     7.440
 411    NO PENALTY                                                           0  MD           21239    8.890   8.390     8.890
 412    2%                                                                  24  VA           22902    7.440   6.940     7.440
 413    NO PENALTY                                                           0  SC           29376    7.840   7.340     7.840
 414    1%                                                                  24  OH           44720    6.590   6.090     6.590
 415    NO PENALTY                                                           0  NC           27508    8.690   8.190     8.690
 416    1%                                                                  24  NC           27610    7.450   6.950     7.450
 417    2%                                                                  36  VA           23320    8.250   7.750     8.250
 418    3 MONTHS INTEREST                                                   24  NJ            7801   10.250   9.750    10.250
 419    6 MONTHS INTEREST                                                   12  NY           10003    7.540   7.040     7.540
 420    6 MONTHS INTEREST                                                   12  NY           11577    7.990   7.490     7.990
 421    6 MONTHS INTEREST                                                   24  NY           11206    7.875   7.375     7.875
 422    6 MONTHS INTEREST                                                   12  NY           11433    8.850   8.350     8.850
 423    6 MONTHS INTEREST                                                   24  FL           32905    8.990   8.490     8.990
 424    6 MONTHS INTEREST                                                   36  NJ            8034    6.750   6.250     6.750
 425    6 MONTHS INTEREST                                                   24  NY           11798    7.875   7.375     7.875

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 341        0.500          3        360        57        60       360        357      1
 342        0.500          4        360        56        60       360        356      2
 343        0.500          4        360         0         0       360        356      2
 344        0.500          4        360        56        60       360        356      1
 345        0.500          3        360         0         0       360        357      1
 346        0.500          4        360         0         0       360        356      2
 347        0.500          3        360         0         0       360        357      1
 348        0.500          4        360        56        60       360        356      2
 349        0.500          4        480         0         0       360        356      2
 350        0.500          4        480         0         0       360        356      1
 351        0.500          4        360         0         0       360        356      1
 352        0.500          3        360        57        60       360        357      2
 353        0.500          3        360         0         0       360        357      2
 354        0.500          3        360        57        60       360        357      1
 355        0.500          3        480         0         0       360        357      2
 356        0.500          3        360        57        60       360        357      1
 357        0.500          3        360         0         0       360        357      1
 358        0.500          3        360        57        60       360        357      1
 359        0.500          3        360        57        60       360        357      1
 360        0.500          3        360         0         0       360        357      2
 361        0.500          7        360         0         0       360        353      1
 362        0.500          6        360         0         0       360        354      1
 363        0.500          6        360         0         0       360        354      1
 364        0.500          6        360         0         0       180        174      2
 365        0.500          5        360         0         0       360        355      2
 366        0.500          6        360         0         0       360        354      1
 367        0.500          5        360         0         0       360        355      1
 368        0.500          5        360         0         0       360        355      2
 369        0.500          4        360         0         0       360        356      1
 370        0.500          4        360         0         0       360        356      2
 371        0.500          4        360         0         0       360        356      2
 372        0.500          4        360         0         0       360        356      1
 373        0.500          4        360         0         0       360        356      2
 374        0.500          4        360         0         0       360        356      1
 375        0.500          4        360         0         0       360        356      2
 376        0.500          3        360         0         0       360        357      1
 377        0.500          4        360         0         0       360        356      1
 378        0.500          3        360         0         0       360        357      2
 379        0.500          3        360         0         0       360        357      2
 380        0.500          3        360         0         0       360        357      1
 381        0.500          3        360        57        60       360        357      2
 382        0.500          4        480         0         0       360        356      2
 383        0.500          3        360         0         0       360        357      1
 384        0.500          6        360        54        60       360        354      1
 385        0.500          3        480         0         0       360        357      2
 386        0.500          3        360         0         0       360        357      2
 387        0.500          2        360         0         0       360        358      1
 388        0.500          2        480         0         0       360        358      1
 389        0.500          2        360        58        60       360        358      2
 390        0.500          2        360         0         0       360        358      1
 391        0.500          2        360         0         0       360        358      1
 392        0.500          2        360        58        60       360        358      1
 393        0.500          2        360         0         0       360        358      1
 394        0.500          2        360         0         0       360        358      2
 395        0.500          2        360        58        60       360        358      1
 396        0.500          2        480         0         0       360        358      1
 397        0.500          2        480         0         0       360        358      1
 398        0.500          2        360        58        60       360        358      1
 399        0.500          2        360         0         0       360        358      1
 400        0.500          3        360        57        60       360        357      2
 401        0.500          2        360         0         0       360        358      1
 402        0.500          2        360         0         0       360        358      1
 403        0.500          3        360         0         0       360        357      1
 404        0.500          2        360         0         0       360        358      1
 405        0.500          2        360         0         0       360        358      1
 406        0.500          3        480         0         0       360        357      1
 407        0.500          2        360         0         0       360        358      1
 408        0.500          2        360         0         0       360        358      2
 409        0.500          2        360        58        60       360        358      1
 410        0.500          2        360        58        60       360        358      2
 411        0.500          3        480         0         0       360        357      1
 412        0.500          2        360        58        60       360        358      1
 413        0.500          2        360         0         0       360        358      2
 414        0.500          2        360         0         0       360        358      1
 415        0.500          3        360        57        60       360        357      2
 416        0.500          2        360         0         0       360        358      1
 417        0.500          2        360         0         0       360        358      2
 418        0.500          3        360         0         0       360        357      2
 419        0.500          3        480         0         0       360        357      2
 420        0.500          3        360        57        60       360        357      2
 421        0.500          4        360        56        60       360        356      2
 422        0.500          3        480         0         0       360        357      2
 423        0.500          3        360         0         0       360        357      1
 424        0.500          3        360         0         0       360        357      1
 425        0.500          3        480         0         0       360        357      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 426             0      --       --       --        --          --        --           0           0  347,741.73  348,000.00
 427      20090701   5.500   13.990    5.500     3.000       1.000     6.000          34           6  460,000.00  460,000.00
 428      20080701   5.740   13.990    6.990     3.000       1.000     7.000          22           6  382,500.00  382,500.00
 429      20080701   7.500   15.750    8.750     3.000       1.000     7.000          22           6  612,000.00  612,000.00
 430      20080701   7.000   15.250    8.250     3.000       1.000     7.000          22           6  332,500.00  332,500.00
 431      20080401   7.375   15.375    8.375     3.000       1.000     7.000          19           6  186,648.85  187,000.00
 432             0      --       --       --        --          --        --           0           0   94,333.38   94,400.00
 433             0      --       --       --        --          --        --           0           0   49,922.72   50,000.00
 434             0      --       --       --        --          --        --           0           0  164,902.59  165,000.00
 435      20090501   6.000   15.990    8.990     3.000       1.000     7.000          32           6  241,624.56  242,000.00
 436      20080601   5.500   14.375    7.375     3.000       1.000     7.000          21           6  249,809.77  250,000.00
 437             0      --       --       --        --          --        --           0           0  103,931.97  104,000.00
 438             0      --       --       --        --          --        --           0           0   53,911.11   54,000.00
 439             0      --       --       --        --          --        --           0           0   57,394.16   57,760.00
 440             0      --       --       --        --          --        --           0           0   59,953.19   60,000.00
 441             0      --       --       --        --          --        --           0           0  100,829.81  101,000.00
 442             0      --       --       --        --          --        --           0           0   75,000.00   75,000.00
 443             0      --       --       --        --          --        --           0           0   99,868.58  100,000.00
 444             0      --       --       --        --          --        --           0           0  137,893.95  138,000.00
 445      20090601   7.000   15.000    8.000     3.000       1.000     7.000          33           6  125,569.00  125,569.00
 446             0      --       --       --        --          --        --           0           0  128,250.00  128,250.00
 447             0      --       --       --        --          --        --           0           0  110,000.00  110,000.00
 448             0      --       --       --        --          --        --           0           0  170,873.09  171,000.00
 449      20090701   5.500   15.125    8.125     3.000       1.000     7.000          34           6  412,529.97  412,800.00
 450             0      --       --       --        --          --        --           0           0   50,834.69   51,000.00
 451             0      --       --       --        --          --        --           0           0   74,703.12   75,000.00
 452             0      --       --       --        --          --        --           0           0  167,500.00  167,500.00
 453      20080601   6.050   14.050    8.050     3.000       1.000     6.000          21           6  190,400.00  190,400.00
 454      20090601   5.925   14.425    8.425     3.000       1.000     6.000          33           6  100,800.00  100,800.00
 455      20090601   6.500   14.500    8.500     3.000       1.000     6.000          33           6  500,000.00  500,000.00
 456      20080701   5.990   13.990    7.990     3.000       1.000     6.000          22           6  232,000.00  232,000.00
 457      20080701   5.500   16.050    9.050     1.500       1.500     7.000          22           6  125,600.00  125,600.00
 458      20090701   5.600   15.780    8.780     1.500       1.500     7.000          34           6  340,000.00  340,000.00
 459      20080601   6.200   14.200    8.200     3.000       1.000     6.000          21           6  149,150.00  149,150.00
 460      20080701   5.850   13.850    7.850     3.000       1.000     6.000          22           6  288,000.00  288,000.00
 461      20080601   4.950   12.950    6.950     3.000       1.000     6.000          21           6  120,000.00  120,000.00
 462             0      --       --       --        --          --        --           0           0  127,500.00  127,500.00
 463      20080701   4.850   13.350    6.350     3.000       1.000     7.000          22           6  349,674.26  350,000.00
 464             0      --       --       --        --          --        --           0           0  236,000.00  236,000.00
 465      20080501   6.425   15.925    6.425     3.000       1.500     7.000          20           6   81,608.99   81,700.00
 466      20080601   7.600   17.600    7.600     3.000       1.500     7.000          21           6  103,459.74  103,500.00
 467      20080601   7.300   17.300    7.300     3.000       1.500     7.000          21           6   63,572.90   63,600.00
 468      20080601   8.750   18.250   11.250     3.000       1.500     7.000          21           6   76,000.00   76,000.00
 469      20080601   5.250   14.750    7.750     3.000       1.500     7.000          21           6  196,000.00  196,000.00
 470      20080401   5.750   14.750    7.750     3.000       1.500     7.000          19           6  143,200.00  143,200.00
 471      20080601   5.650   15.150    8.150     3.000       1.500     7.000          21           6  485,967.39  486,000.00
 472             0      --       --       --        --          --        --           0           0  414,655.18  415,000.00
 473      20080601   3.750   13.250    6.250     3.000       1.500     7.000          21           6  209,901.50  210,000.00
 474      20080601   5.250   16.250    9.250     3.000       1.500     7.000          21           6  169,966.30  170,000.00
 475      20080601   5.375   14.875    7.875     3.000       1.500     7.000          21           6  880,000.00  880,000.00
 476      20080701   6.190   14.690    7.690     3.000       1.000     7.000          22           6  227,337.48  227,500.00
 477             0      --       --       --        --          --        --           0           0   43,580.71   43,600.00
 478             0      --       --       --        --          --        --           0           0   82,477.02   83,000.00
 479             0      --       --       --        --          --        --           0           0  100,841.94  101,000.00
 480      20080601   7.850   14.100    8.100     2.000       2.000     6.000          21          12  111,920.00  111,920.00
 481             0      --       --       --        --          --        --           0           0  159,656.17  159,750.00
 482             0      --       --       --        --          --        --           0           0  116,908.73  117,000.00
 483             0      --       --       --        --          --        --           0           0  124,901.51  125,000.00
 484      20090601   8.450   14.700    8.700     2.000       2.000     6.000          33          12   59,965.12   60,000.00
 485             0      --       --       --        --          --        --           0           0   77,547.40   77,600.00
 486      20080701   2.990   11.990    5.990     2.000       1.000     6.000          22           6  536,000.00  536,000.00
 487      20080701   4.250   12.250    6.250     3.000       1.000     6.000          22           6  190,000.00  190,000.00
 488      20090701   5.750   14.700    8.700     3.000       1.000     6.000          34           6  132,000.00  132,000.00
 489             0      --       --       --        --          --        --           0           0  105,000.00  105,000.00
 490      20110701   5.750   13.750    5.750     6.000       2.000     6.000          58           6   68,000.00   68,000.00
 491             0      --       --       --        --          --        --           0           0   76,800.00   76,800.00
 492      20080801   7.990   15.990    7.990     3.000       1.000     6.000          23           6  265,000.00  265,000.00
 493      20080801   7.675   15.675    7.675     3.000       1.000     6.000          23           6   55,000.00   55,000.00
 494      20080801   7.750   15.750    7.750     3.000       1.000     6.000          23           6  100,000.00  100,000.00
 495      20080601   5.550   12.550    6.550     3.000       1.000     6.000          21           6  355,854.00  355,854.00
 496      20080701   5.875   12.875    6.875     3.000       1.000     6.000          22           6  500,000.00  500,000.00
 497      20080701   6.550   13.550    7.550     3.000       1.000     6.000          22           6   97,200.00   97,200.00
 498      20080601   5.950   12.950    6.950     3.000       1.000     6.000          21           6  323,996.18  324,000.00
 499      20080701   6.990   14.700    8.700     3.000       1.000     6.000          22           6  231,920.00  231,920.00
 500      20080701   6.600   13.600    7.600     3.000       1.000     6.000          22           6  168,000.00  168,000.00
 501      20080701   5.800   12.800    6.800     3.000       1.000     6.000          22           6  410,000.00  410,000.00
 502             0      --       --       --        --          --        --           0           0  580,000.00  580,000.00
 503      20110701   5.900   12.900    6.900     5.000       1.000     6.000          58           6  250,000.00  250,000.00
 504             0      --       --       --        --          --        --           0           0  622,000.00  622,000.00
 505      20080701   5.850   12.850    6.850     3.000       1.000     6.000          22           6  204,800.00  204,800.00
 506      20080701   6.400   13.400    7.400     3.000       1.000     6.000          22           6  208,000.00  208,000.00
 507      20080701   6.990   15.000    9.000     3.000       1.000     6.000          22           6  285,000.00  285,000.00
 508      20080701   5.500   12.500    6.500     3.000       1.000     6.000          22           6  249,600.00  249,600.00
 509             0      --       --       --        --          --        --           0           0  100,500.00  100,500.00
 510             0      --       --       --        --          --        --           0           0  314,500.00  314,500.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 426         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 427         --          --  ARM         Balloon      Stated            Libor - 6 Month
 428         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 429         --          --  ARM         Balloon      Stated            Libor - 6 Month
 430         --          --  ARM         Balloon      Stated            Libor - 6 Month
 431         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 432         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 433         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 434         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 435         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 436         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 437         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 438         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 439         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 440         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 441         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 442         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 443         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 444         --   34,500.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 445         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 446         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 447         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 448         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 449         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 450         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 451         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 452         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 453         --   47,195.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 454         --   25,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 455         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 456         --   58,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 457         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 458         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 459         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 460         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 461         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 462         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 463         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 464         --   59,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 465         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 466         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 467         --   20,002.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 468         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 469         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 470         --   35,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 471         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 472         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 473         --          --  ARM         Balloon      Full              Libor - 6 Month
 474         --          --  ARM         Balloon      Stated            Libor - 6 Month
 475         --  199,980.00  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 476         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 477         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 478         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 479         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 480         --   27,980.00  ARM         Non-Balloon  Full              Libor - 1 Year
 481         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 482         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 483         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 484         --   15,000.00  ARM         Non-Balloon  Full              Libor - 1 Year
 485         --   19,400.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 486         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 487         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 488         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 489         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 490         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 491         --   17,002.00  Fixed Rate  Non-Balloon  No Documentation  Fixed Rate
 492         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 493         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 494         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 495         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 496         --          --  ARM         Balloon      Full              Libor - 6 Month
 497         --   24,300.00  ARM         Balloon      Stated            Libor - 6 Month
 498         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 499         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 500         --          --  ARM         Balloon      Stated            Libor - 6 Month
 501         --          --  ARM         Balloon      Full              Libor - 6 Month
 502         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 503         --          --  ARM         Balloon      Stated            Libor - 6 Month
 504         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 505         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 506         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 507         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 508         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 509         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 510         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 426    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 427    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 428    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 429    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 430    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 431    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 432    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 433    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
 434    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 435    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 436    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 437    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 438    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
 439    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 440    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 441    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 442    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 443    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 444    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 445    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 446    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 447    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 448    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 449    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 450    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
 451    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 452    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 453    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 454    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 455    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 456    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 457    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 458    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 459    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 460    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 461    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 462    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 463    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 464    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 465    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 466    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 467    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 468    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 469    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 470    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 471    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 472    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 473    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 474    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 475    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 476    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 477    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 478    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 479    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
 480    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
 481    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
 482    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
 483    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
 484    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/1 Year
 485    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 486    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 487    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 488    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 489    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 490    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
 491    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 492    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 493    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 494    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 495    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 496    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 497    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 498    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 499    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 500    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 501    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 502    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 503    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month (40 due in 30)
 504    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 505    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 506    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 507    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 508    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 509    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
 510    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 426    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 427    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 428    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 429    4 Family                     Purchase               WILSHIRE  20060901     20060609  20060801
 430    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 431    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060323  20060501
 432    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 433    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 434    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060801
 435    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060426  20060601
 436    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060602  20060701
 437    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 438    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 439    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 440    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 441    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060530  20060701
 442    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060801
 443    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
 444    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
 445    Single Family Residence      Purchase               WILSHIRE  20060901     20060519  20060701
 446    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 447    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 448    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060801
 449    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060801
 450    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 451    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060602  20060801
 452    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060608  20060801
 453    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 454    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
 455    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 456    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 457    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 458    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 459    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 460    Townhouse                    Purchase               WILSHIRE  20060901     20060609  20060801
 461    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 462    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 463    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 464    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060523  20060701
 465    Single Family Residence      Purchase               WILSHIRE  20060901     20060501  20060601
 466    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060505  20060701
 467    Single Family Residence      Purchase               WILSHIRE  20060901     20060524  20060701
 468    Single Family Residence      Purchase               WILSHIRE  20060901     20060523  20060701
 469    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 470    Single Family Residence      Purchase               WILSHIRE  20060901     20060324  20060501
 471    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060519  20060701
 472    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
 473    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 474    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 475    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 476    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
 477    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
 478    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060509  20060615
 479    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060510  20060615
 480    Single Family Residence      Purchase               WILSHIRE  20060901     20060510  20060701
 481    Manufactured Housing         Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 482    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 483    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 484    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 485    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 486    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 487    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 488    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
 489    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060705  20060901
 490    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 491    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060607  20060801
 492    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 493    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 494    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 495    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060530  20060701
 496    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060606  20060801
 497    Single Family Residence      Purchase               WILSHIRE  20060901     20060612  20060801
 498    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060530  20060701
 499    3 Family                     Purchase               WILSHIRE  20060901     20060614  20060801
 500    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 501    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 502    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 503    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 504    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 505    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 506    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 507    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
 508    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 509    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
 510    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 426    20360701             28.9    626  PA3        80.00      80.00
 427    20360701            46.67    668  PA3        80.00      80.00
 428    20360701            45.27    738  SA1        80.53      80.53
 429    20360701            47.92    664  SA2        90.00      90.00
 430    20360701            47.67    721  SA1        95.00      95.00
 431    20360401            23.88    776  SA1       100.00     100.00
 432    20360601            51.06    643  PA3        80.00      80.00
 433    20260601            48.32    637  PA3        62.50      62.50
 434    20360701            48.89    716  PA2        68.75      68.75
 435    20360501            45.92    673  SA2       100.00     100.00
 436    20360601            47.42    644  PA3        56.56      56.56
 437    20360601            44.29    701  SA1        96.30      96.30
 438    20260701            15.68    665  PA3        75.00      75.00
 439    20210601             47.4    665  PA3        74.05      74.05
 440    20360701            39.73    662  SA2        48.00      48.00
 441    20360601            47.52    648  PA3        42.08      42.08
 442    20360701            35.48    639  PA3        75.00      75.00
 443    20360601            32.65    637  PA3        66.45      66.45
 444    20360601            45.19    717  PA2        80.00     100.00
 445    20360601            38.92    715  SA1       100.00     100.00
 446    20360701            49.36    661  SA2        95.00      95.00
 447    20360701            35.03    679  SA2        88.00      88.00
 448    20360701            48.49    651  PA3        71.25      71.25
 449    20360701            42.82    689  SA1        96.00      96.00
 450    20260701            32.45    673  PA3        51.00      51.00
 451    20210701            35.35    721  SA1        83.33      83.33
 452    20360701            32.27    633  PA3        39.69      39.69
 453    20360601            40.89    726  PA1        80.00      99.83
 454    20360601            35.12    644  PA3        80.00     100.00
 455    20360601            36.25    675  SA2       100.00     100.00
 456    20360701            39.05    739  PA1        80.00     100.00
 457    20360701            52.74    712  SA1        80.00      80.00
 458    20360701            49.99    639  PA3        80.00      80.00
 459    20360601            49.46    691  SA1        95.00      95.00
 460    20360701            38.91    698  SA1        90.00      90.00
 461    20360601            28.34    742  PA1        72.73      72.73
 462    20360701            27.42    686  SA1        85.00      85.00
 463    20360701             49.9    768  PA1        56.45      56.45
 464    20360601            42.07    653  PA3        80.00     100.00
 465    20360501            41.87    726  SA1       100.00     100.00
 466    20360601             33.2    670  SA2        80.86      80.86
 467    20360601            46.05    682  PA2        72.27      95.00
 468    20360601            49.88    634  PA3        80.00      80.00
 469    20360601            44.29    664  PA3        80.00      80.00
 470    20360401            44.37    701  PA2        80.00     100.00
 471    20360601            40.51    671  SA2        90.00      90.00
 472    20360501            38.85    742  PA1        61.03      61.03
 473    20360601            42.76    661  SA2        52.50      52.50
 474    20360601            47.93    745  SA1        89.47      89.47
 475    20360601            38.17    676  PA3        80.00      98.18
 476    20360701            14.29    713  PA2        70.00      70.00
 477    20360601            37.08    765  SA1       100.00     100.00
 478    20210515            26.01    661  PA3        62.88      62.88
 479    20210515            46.77    681  PA2        68.24      68.24
 480    20360601            23.78    679  PA3        80.00     100.00
 481    20210601            36.11    661  PA3        75.00      75.00
 482    20210601            31.38    677  SA2        62.57      62.57
 483    20210601            27.74    710  PA2        53.19      53.19
 484    20360601            41.95    641  PA3        80.00     100.00
 485    20360601            43.94    631  PA3        80.00     100.00
 486    20360701            46.94    726  PA1        49.77      49.77
 487    20360701            43.14    646  PA3        72.52      72.52
 488    20360701            39.33    756  SA1       100.00     100.00
 489    20360801            13.67    696  PA2        74.47      74.47
 490    20360701            43.46    755  PA1        80.00      80.00
 491    20360701                0    742  PA1        80.00      97.71
 492    20360801            36.51    637  PA3        70.67      70.67
 493    20360801            37.61    671  PA3        73.33      73.33
 494    20360801            37.61    671  PA3        80.00      80.00
 495    20360601            48.27    674  PA3        71.17      71.17
 496    20360701             54.8    642  PA3        80.00      80.00
 497    20360701            18.39    635  PA3        80.00     100.00
 498    20360601            39.04    670  SA2        83.51      83.51
 499    20360701            45.26    644  PA3        80.00      80.00
 500    20360701            34.01    667  SA2        77.06      77.06
 501    20360701            48.67    660  PA3        73.87      73.87
 502    20360701            45.61    707  PA2        77.33      77.33
 503    20360701            45.43    631  PA3        56.18      56.18
 504    20360701            46.62    655  PA3        64.12      64.12
 505    20360701            41.55    644  PA3        80.00      80.00
 506    20360701            46.56    643  PA3        80.00      80.00
 507    20360701            54.34    716  SA1        95.00      95.00
 508    20360701            33.79    656  PA3        80.00      80.00
 509    20260701            52.26    661  PA3        63.61      63.61
 510    20360701            39.28    685  PA2        75.78      75.78


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 426    6 MONTHS INTEREST                                                   24  NY           10304    7.500   7.000     7.500
 427    6 MONTHS INTEREST                                                   24  NY           11030    7.990   7.490     7.990
 428    6 MONTHS INTEREST                                                   24  CA           90262    6.990   6.490     6.990
 429    6 MONTHS INTEREST                                                   24  CA           90250    8.750   8.250     8.750
 430    6 MONTHS INTEREST                                                   24  CA           92399    8.250   7.750     8.250
 431    1%                                                                  24  OH           44406    8.375   7.875     8.375
 432    NO PENALTY                                                           0  TX           75028    7.750   7.250     7.750
 433    NO PENALTY                                                           0  NC           27828    8.750   8.250     8.750
 434    NO PENALTY                                                           0  CO           80744    8.625   8.125     8.625
 435    NO PENALTY                                                           0  IL           60466    8.990   8.490     8.990
 436    2%                                                                  24  VA           22306    7.375   6.875     7.375
 437    6 MONTHS INTEREST                                                   36  TN           37660    8.125   7.625     8.125
 438    NO PENALTY                                                           0  IA           50005    8.250   7.750     8.250
 439    NO PENALTY                                                           0  TX           76901    6.990   6.490     6.990
 440    NO PENALTY                                                           0  TX           76710    7.250   6.750     7.250
 441    6 MONTHS INTEREST                                                   36  FL           34996    6.875   6.375     6.875
 442    NO PENALTY                                                           0  TX           76252    8.000   7.500     8.000
 443    NO PENALTY                                                           0  FL           33707    9.250   8.750     9.250
 444    2%                                                                  36  TX           76180    7.325   6.825     7.325
 445    1%                                                                  36  MI           48089    8.000   7.500     8.000
 446    6 MONTHS INTEREST                                                   24  FL           33805    9.250   8.750     9.250
 447    6 MONTHS INTEREST                                                   36  PA           17078    8.250   7.750     8.250
 448    6 MONTHS INTEREST                                                   36  CT            6359    7.500   7.000     7.500
 449    6 MONTHS INTEREST                                                   36  CA           93436    8.125   7.625     8.125
 450    6 MONTHS INTEREST                                                   36  PA           15229    7.875   7.375     7.875
 451    1%                                                                  36  MI           48091    7.250   6.750     7.250
 452    6 MONTHS INTEREST                                                   36  FL           34120    7.750   7.250     7.750
 453    6 MONTHS INTEREST                                                   24  FL           33703    8.050   7.550     8.050
 454    1%                                                                  36  GA           30736    8.425   7.925     8.425
 455    2 MONTHS INTEREST                                                   36  MN           55448    8.500   8.000     8.500
 456    1%                                                                  12  IL           60651    7.990   7.490     7.990
 457    NO PENALTY                                                           0  IL           60545    9.050   8.550     9.050
 458    NO PENALTY                                                           0  IL           60558    8.780   8.280     8.780
 459    6 MONTHS INTEREST                                                   24  DE           19804    8.200   7.700     8.200
 460    6 MONTHS INTEREST                                                   24  FL           33186    7.850   7.350     7.850
 461    6 MONTHS INTEREST                                                   24  FL           33016    6.950   6.450     6.950
 462    6 MONTHS INTEREST                                                   36  GA           30087    7.250   6.750     7.250
 463    6 MONTHS INTEREST                                                   24  CA           92706    6.350   5.850     6.350
 464    NO PENALTY                                                           0  GA           30281    8.500   8.000     8.500
 465    5%                                                                  24  TX           75006    8.925   8.425     8.925
 466    5%                                                                  24  TX           75040   10.600  10.100    10.600
 467    5%                                                                  24  TX           75006   10.300   9.800    10.300
 468    2%                                                                  24  MO           63136   11.250  10.750    11.250
 469    5%                                                                  36  AZ           85242    7.750   7.250     7.750
 470    5%                                                                  36  AZ           85017    7.750   7.250     7.750
 471    6 MONTHS INTEREST                                                   24  CA           93010    8.150   7.650     8.150
 472    6 MONTHS INTEREST                                                   36  CA           91103    6.700   6.200     6.700
 473    6 MONTHS INTEREST                                                   24  CA           92376    6.250   5.750     6.250
 474    NO PENALTY                                                           0  IL           60609    9.250   8.750     9.250
 475    5%                                                                  24  PA           19425    7.875   7.375     7.875
 476    6 MONTHS INTEREST                                                   24  CA           92530    7.690   7.190     7.690
 477    NO PENALTY                                                           0  IL           62812   10.000   9.500    10.000
 478    NO PENALTY                                                           0  MO           63129    7.050   6.550     7.050
 479    1%                                                                  36  KY           40218    7.250   6.750     7.250
 480    GREATER OF 1% OR $100                                               24  MI           49505    8.100   7.600     8.100
 481    1%                                                                  36  CA           95963    8.650   8.150     8.650
 482    1%                                                                  36  OH           45246    7.250   6.750     7.250
 483    1%                                                                  36  OR           97060    7.200   6.700     7.200
 484    GREATER OF 1% OR $100                                               36  MN           56256    8.700   8.200     8.700
 485    1%                                                                  36  KY           42103    7.950   7.450     7.950
 486    5%                                                                  24  FL           33470    5.990   5.490     5.990
 487    5%                                                                  24  FL           34747    6.250   5.750     6.250
 488    1%                                                                  36  GA           30236    8.700   8.200     8.700
 489    5%,4%,3%                                                            36  LA           70445    7.625   7.125     7.625
 490    1%                                                                  36  OH           43219    7.750   7.250     7.750
 491    1%                                                                  36  OH           43224    8.125   7.625     8.125
 492    NO PENALTY                                                           0  NJ            7860    9.990   9.490     9.990
 493    NO PENALTY                                                           0  NJ            8104    9.675   9.175     9.675
 494    NO PENALTY                                                           0  NJ            8611    9.750   9.250     9.750
 495    6 MONTHS INTEREST                                                   24  CA           93458    6.550   6.050     6.550
 496    6 MONTHS INTEREST                                                   24  WA           98391    6.875   6.375     6.875
 497    6 MONTHS INTEREST                                                   24  FL           34652    7.550   7.050     7.550
 498    6 MONTHS INTEREST                                                   24  CA           93536    6.950   6.450     6.950
 499    6 MONTHS INTEREST                                                   24  CA           93301    8.700   8.200     8.700
 500    6 MONTHS INTEREST                                                   24  CA           93306    7.600   7.100     7.600
 501    6 MONTHS INTEREST                                                   24  CA           93033    6.800   6.300     6.800
 502    6 MONTHS INTEREST                                                   36  CA           91202    6.625   6.125     6.625
 503    6 MONTHS INTEREST                                                   24  CA           90002    6.900   6.400     6.900
 504    6 MONTHS INTEREST                                                   24  CA           92691    6.750   6.250     6.750
 505    6 MONTHS INTEREST                                                   24  NV           89110    6.850   6.350     6.850
 506    6 MONTHS INTEREST                                                   24  AZ           85303    7.400   6.900     7.400
 507    6 MONTHS INTEREST                                                   24  NV           89130    9.000   8.500     9.000
 508    6 MONTHS INTEREST                                                   24  NV           89032    6.500   6.000     6.500
 509    NO PENALTY                                                           0  OK           73013    6.625   6.125     6.625
 510    6 MONTHS INTEREST                                                   36  TN           37934    7.200   6.700     7.200

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 426        0.500          2        360         0         0       360        358      2
 427        0.500          2        480         0         0       360        358      2
 428        0.500          2        360        58        60       360        358      1
 429        0.500          2        480         0         0       360        358      2
 430        0.500          2        480         0         0       360        358      1
 431        0.500          5        360         0         0       360        355      1
 432        0.500          3        360         0         0       360        357      1
 433        0.500          3        240         0         0       240        237      1
 434        0.500          2        360         0         0       360        358      2
 435        0.500          4        360         0         0       360        356      1
 436        0.500          3        360         0         0       360        357      1
 437        0.500          3        360         0         0       360        357      1
 438        0.500          2        240         0         0       240        238      1
 439        0.500          3        180         0         0       180        177      1
 440        0.500          2        360         0         0       360        358      2
 441        0.500          3        360         0         0       360        357      1
 442        0.500          2        360         0         0       360        358      1
 443        0.500          3        360         0         0       360        357      1
 444        0.500          3        360         0         0       360        357      2
 445        0.500          3        360         0         0       360        357      1
 446        0.500          2        360         0         0       360        358      1
 447        0.500          2        360         0         0       360        358      1
 448        0.500          2        360         0         0       360        358      1
 449        0.500          2        360         0         0       360        358      1
 450        0.500          2        240         0         0       240        238      1
 451        0.500          2        180         0         0       180        178      1
 452        0.500          2        360         0         0       360        358      1
 453        0.500          3        360         0         0       360        357      2
 454        0.500          3        360         0         0       360        357      2
 455        0.500          3        360         0         0       360        357      2
 456        0.500          2        360         0         0       360        358      2
 457        0.500          2        360         0         0       360        358      1
 458        0.500          2        360         0         0       360        358      1
 459        0.500          3        360         0         0       360        357      1
 460        0.500          2        360        58        60       360        358      2
 461        0.500          3        360        57        60       360        357      1
 462        0.500          2        360         0         0       360        358      1
 463        0.500          2        360         0         0       360        358      1
 464        0.500          3        360         0         0       360        357      2
 465        0.500          4        360         0         0       360        356      1
 466        0.500          3        360         0         0       360        357      1
 467        0.500          3        360         0         0       360        357      1
 468        0.500          3        360         0         0       360        357      1
 469        0.500          3        360         0         0       360        357      1
 470        0.500          5        360        55        60       360        355      1
 471        0.500          3        360       117       120       360        357      2
 472        0.500          4        480         0         0       360        356      1
 473        0.500          3        480         0         0       360        357      1
 474        0.500          3        480         0         0       360        357      1
 475        0.500          3        360         0         0       360        357      2
 476        0.500          2        360         0         0       360        358      1
 477        0.500          3        360         0         0       360        357      1
 478        0.500          4        180         0         0       180        176      1
 479        0.500          4        360         0         0       180        176      1
 480        0.500          3        360         0         0       360        357      2
 481        0.500          3        360         0         0       180        177      1
 482        0.500          3        360         0         0       180        177      1
 483        0.500          3        360         0         0       180        177      1
 484        0.500          3        360         0         0       360        357      1
 485        0.500          3        360         0         0       360        357      1
 486        0.500          2        360        58        60       360        358      2
 487        0.500          2        360         0         0       360        358      1
 488        0.500          2        360         0         0       360        358      1
 489        0.500          1        360         0         0       360        359      1
 490        0.500          2        360         0         0       360        358      2
 491        0.500          2        360         0         0       360        358      1
 492        0.500          1        360         0         0       360        359      1
 493        0.500          1        360         0         0       360        359      1
 494        0.500          1        360         0         0       360        359      1
 495        0.500          3        360        57        60       360        357      1
 496        0.500          2        480         0         0       360        358      2
 497        0.500          2        480         0         0       360        358      2
 498        0.500          3        360        57        60       360        357      1
 499        0.500          2        360         0         0       360        358      1
 500        0.500          2        480         0         0       360        358      1
 501        0.500          2        480         0         0       360        358      1
 502        0.500          2        360         0         0       360        358      2
 503        0.500          2        480         0         0       360        358      2
 504        0.500          2        360        58        60       360        358      2
 505        0.500          2        360        58        60       360        358      1
 506        0.500          2        360         0         0       360        358      1
 507        0.500          2        360         0         0       360        358      1
 508        0.500          2        360        58        60       360        358      1
 509        0.500          2        240         0         0       240        238      2
 510        0.500          2        360         0         0       360        358      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 511      20080701   7.100   15.100    8.100     2.000       1.000     7.000          22           6  200,000.00  200,000.00
 512      20080701   6.200   14.200    7.200     2.000       1.000     7.000          22           6  332,000.00  332,000.00
 513      20080701   6.350   14.350    7.350     2.000       1.000     7.000          22           6  121,600.00  121,600.00
 514      20080701   7.990   15.990    8.990     2.000       1.000     7.000          22           6  128,000.00  128,000.00
 515      20080701   7.550   15.550    8.550     2.000       1.000     7.000          22           6  300,000.00  300,000.00
 516      20080701   6.350   14.350    7.350     2.000       1.000     7.000          22           6  132,000.00  132,000.00
 517      20080701   7.350   15.350    8.350     2.000       1.000     7.000          22           6  216,810.00  216,810.00
 518             0      --       --       --        --          --        --           0           0   39,814.87   40,000.00
 519             0      --       --       --        --          --        --           0           0   44,949.36   45,000.00
 520      20080701   6.880   13.880    7.880     3.000       1.000     6.000          22           6  280,000.00  280,000.00
 521      20080701   5.990   12.990    6.990     3.000       1.000     6.000          22           6  186,846.42  187,000.00
 522      20090701   6.950   14.500    8.500     3.000       1.000     6.000          34           6  532,702.09  533,025.00
 523      20090601   6.500   13.500    7.500     3.000       1.000     6.000          33           6  459,000.00  459,000.00
 524      20080701   6.825   13.825    7.825     3.000       1.000     6.000          22           6  117,000.00  117,000.00
 525             0      --       --       --        --          --        --           0           0  139,500.00  139,500.00
 526      20080701   6.575   13.575    7.575     3.000       1.000     6.000          22           6  189,000.00  189,000.00
 527      20080701   6.950   14.250    8.250     3.000       1.000     6.000          22           6  342,000.00  342,000.00
 528      20080701   6.400   13.400    7.400     3.000       1.000     6.000          22           6   91,920.00   91,920.00
 529      20080605   3.100   13.090    7.090     3.000       1.000     6.000          21           6  283,700.00  284,000.00
 530      20080701   4.380   14.370    8.370     3.000       1.000     6.000          22           6   53,966.40   54,000.00
 531      20080701   5.000   14.990    8.990     3.000       1.000     6.000          22           6  305,934.44  306,000.00
 532      20080701   4.750   14.740    8.740     3.000       1.000     6.000          22           6  156,000.00  156,000.00
 533      20080627   2.850   12.840    6.840     3.000       1.000     6.000          21           6  146,875.65  147,000.00
 534             0      --       --       --        --          --        --           0           0  240,800.00  240,800.00
 535             0      --       --       --        --          --        --           0           0  199,750.00  199,750.00
 536      20080701   4.700   14.690    8.690     3.000       1.000     6.000          22           6  166,500.00  166,500.00
 537      20080701   6.006   15.625    9.625     3.000       1.000     6.000          22           6   82,800.00   82,800.00
 538             0      --       --       --        --          --        --           0           0   90,400.00   90,400.00
 539             0      --       --       --        --          --        --           0           0  103,066.71  103,125.00
 540      20080801   4.011   13.630    7.630     3.000       1.000     6.000          23           6  150,000.00  150,000.00
 541             0      --       --       --        --          --        --           0           0  116,000.00  116,000.00
 542             0      --       --       --        --          --        --           0           0  120,600.00  120,600.00
 543             0      --       --       --        --          --        --           0           0  105,000.00  105,000.00
 544             0      --       --       --        --          --        --           0           0  131,000.00  131,000.00
 545      20090801   5.420   14.420    7.420     3.000       1.000     7.000          35           6   94,350.00   94,350.00
 546      20080701   6.690   15.190    8.190     3.000       1.000     7.000          22           6   76,500.00   76,500.00
 547      20080801   6.270   14.770    7.770     3.000       1.000     7.000          23           6  260,000.00  260,000.00
 548      20080701   7.490   15.990    8.990     3.000       1.000     7.000          22           6   53,450.00   53,450.00
 549      20080701   5.490   13.990    6.990     3.000       1.000     7.000          22           6   92,000.00   92,000.00
 550      20080701   6.940   15.440    8.440     3.000       1.000     7.000          22           6   99,750.00   99,750.00
 551      20080701   7.540   17.740   10.740     3.000       1.000     7.000          22           6   74,000.00   74,000.00
 552      20080701   7.440   12.940    9.940     3.000       1.000     3.000          22           6  144,000.00  144,000.00
 553             0      --       --       --        --          --        --           0           0  109,600.00  109,600.00
 554             0      --       --       --        --          --        --           0           0   80,910.00   80,910.00
 555      20090701   5.290   13.790    6.790     3.000       1.000     7.000          34           6  106,400.00  106,400.00
 556      20080601   6.140   14.640    7.640     3.000       1.000     7.000          21           6  193,438.41  193,500.00
 557      20080601   6.590   15.090    8.090     3.000       1.000     7.000          21           6  140,760.71  140,800.00
 558      20080601   5.610   14.110    7.110     3.000       1.000     7.000          21           6   95,084.87   95,120.00
 559             0      --       --       --        --          --        --           0           0   74,952.08   75,000.00
 560      20080701   7.170   16.670    9.670     3.000       1.000     7.000          22           6  107,920.00  107,920.00
 561             0      --       --       --        --          --        --           0           0  188,000.00  188,000.00
 562      20080701   7.440   16.440    9.440     3.000       1.000     7.000          22           6  139,850.30  139,920.00
 563             0      --       --       --        --          --        --           0           0  155,000.00  155,000.00
 564      20080701   5.230   13.730    6.730     3.000       1.000     7.000          22           6  211,092.00  211,092.00
 565      20090701   7.190   15.690    8.690     3.000       1.000     7.000          34           6  138,720.00  138,720.00
 566             0      --       --       --        --          --        --           0           0   80,800.00   80,800.00
 567      20080701   5.940   14.440    7.440     3.000       1.000     7.000          22           6  152,000.00  152,000.00
 568      20080601   6.440   14.940    7.940     3.000       1.000     7.000          21           6  259,023.95  259,200.00
 569      20080601   7.190   15.690    8.690     3.000       1.000     7.000          21           6  223,200.00  223,200.00
 570      20080701   7.140   15.640    8.640     3.000       1.000     7.000          22           6  329,600.00  329,600.00
 571      20080601   6.690   15.190    8.190     3.000       1.000     7.000          21           6  345,600.00  345,600.00
 572      20090701   6.140   14.640    7.640     3.000       1.000     7.000          34           6  234,000.00  234,000.00
 573      20080701   6.940   15.440    8.440     3.000       1.000     7.000          22           6  165,200.00  165,200.00
 574             0      --       --       --        --          --        --           0           0  276,800.00  276,800.00
 575             0      --       --       --        --          --        --           0           0  132,000.00  132,000.00
 576      20080701   6.690   15.190    8.190     3.000       1.000     7.000          22           6  164,000.00  164,000.00
 577             0      --       --       --        --          --        --           0           0  160,000.00  160,000.00
 578      20080701   7.080   15.580    8.580     3.000       1.000     7.000          22           6  134,425.00  134,425.00
 579      20080701   6.200   14.700    7.700     3.000       1.000     7.000          22           6  188,000.00  188,000.00
 580      20080701   7.690   16.190    9.190     3.000       1.000     7.000          22           6  163,600.00  163,600.00
 581             0      --       --       --        --          --        --           0           0  196,500.00  196,500.00
 582      20090601   5.759   13.759    7.759     2.000       1.000     6.000          33           6  180,000.00  180,000.00
 583      20080501   4.490   12.490    6.490     2.000       1.000     6.000          20           6  183,665.76  184,000.00
 584      20080601   4.990   12.990    6.990     2.000       1.000     6.000          21           6  493,877.55  494,000.00
 585      20090601   4.900   12.900    6.900     2.000       1.000     6.000          33           6  356,250.00  356,250.00
 586             0      --       --       --        --          --        --           0           0  105,000.00  105,000.00
 587      20090601   5.640   13.640    7.640     2.000       1.000     6.000          33           6  148,000.00  148,000.00
 588      20080601   4.750   12.750    6.750     2.000       1.000     6.000          21           6  548,000.00  548,000.00
 589      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6  114,844.39  115,000.00
 590      20090601   5.680   13.680    7.680     2.000       1.000     6.000          33           6  204,590.90  204,750.00
 591      20080601   5.500   13.500    7.500     2.000       1.000     6.000          21           6  464,799.37  465,000.00
 592      20080601   4.390   12.390    6.390     2.000       1.000     6.000          21           6  324,000.00  324,000.00
 593      20090701   5.700   13.700    7.700     2.000       1.000     6.000          34           6  318,250.00  318,250.00
 594      20080601   6.250   14.250    8.250     2.000       1.000     6.000          21           6  294,123.13  294,500.00
 595             0      --       --       --        --          --        --           0           0  129,935.42  130,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 511         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 512         --   83,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 513         --   30,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 514         --   32,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 515         --          --  ARM         Balloon      Stated            Libor - 6 Month
 516         --   33,000.00  ARM         Balloon      Full              Libor - 6 Month
 517         --   24,090.00  ARM         Balloon      Stated            Libor - 6 Month
 518         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 519         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 520         --   70,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 521         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 522         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 523         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 524         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 525         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 526         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 527         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 528         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 529         --   30,992.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 530         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 531         --          --  ARM         Balloon      Stated            Libor - 6 Month
 532         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 533         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 534         --   60,200.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 535         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 536         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 537         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 538         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 539         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 540         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 541         --   29,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 542         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 543         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 544         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 545         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 546         --          --  ARM         Balloon      Full              Libor - 6 Month
 547         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 548         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 549         --   23,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 550         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 551         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 552         --   36,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 553         --   27,400.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 554         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 555         --   26,600.00  ARM         Non-Balloon  Full              Libor - 6 Month
 556         --          --  ARM         Balloon      Full              Libor - 6 Month
 557         --   35,200.00  ARM         Balloon      Stated            Libor - 6 Month
 558         --   23,780.00  ARM         Balloon      Full              Libor - 6 Month
 559         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 560         --   26,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 561         --   47,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 562         --   34,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 563         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 564         --   52,773.00  ARM         Non-Balloon  Full              Libor - 6 Month
 565         --   34,680.00  ARM         Balloon      Stated            Libor - 6 Month
 566         --   20,200.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 567         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 568         --   64,800.00  ARM         Non-Balloon  Lite              Libor - 6 Month
 569         --   55,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 570         --   82,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 571         --   86,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 572         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 573         --   41,300.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 574         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 575         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 576         --   41,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 577         --   40,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 578         --          --  ARM         Balloon      Full              Libor - 6 Month
 579         --   47,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 580         --   40,900.00  ARM         Balloon      Stated            Libor - 6 Month
 581         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 582         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 583         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 584         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 585         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 586         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 587         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 588         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 589         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 590         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 591         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 592         --   81,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 593         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 594         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 595         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 511    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 512    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 513    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 514    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 515    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 516    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 517    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 518    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 15 Year
 519    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 520    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 521    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 522    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 523    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 524    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 525    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 526    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 527    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 528    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 529    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 530    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 531    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 532    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 533    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 534    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 535    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 536    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 537    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 538    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 539    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 540    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 541    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 542    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 543    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 544    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 545    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 546    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 547    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 548    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 549    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 550    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 551    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 552    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 553    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 554    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 555    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 556    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 557    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 558    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 559    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 560    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 561    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 562    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 563    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 564    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 565    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 566    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 567    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 568    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 569    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 570    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 571    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 572    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 573    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 574    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 575    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 576    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 577    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 578    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 579    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 580    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 581    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 582    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 583    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 584    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 585    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 586    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 587    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 588    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 589    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 590    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 591    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 592    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 593    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 594    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 595    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 511    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 512    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 513    PUD                          Purchase               WILSHIRE  20060901     20060616  20060801
 514    Single Family Residence      Purchase               WILSHIRE  20060901     20060616  20060801
 515    4 Family                     Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 516    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
 517    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
 518    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060413  20060601
 519    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 520    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 521    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 522    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 523    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 524    Rowhouse                     Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 525    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 526    Single Family Residence      Purchase               WILSHIRE  20060901     20060615  20060801
 527    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 528    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 529    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060530  20060705
 530    Single Family Residence      Purchase               WILSHIRE  20060901     20060614  20060801
 531    Single Family Residence      Purchase               WILSHIRE  20060901     20060609  20060801
 532    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 533    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060727
 534    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060707  20060901
 535    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 536    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 537    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 538    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 539    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 540    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060629  20060901
 541    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
 542    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 543    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060712  20060901
 544    Single Family Residence      Purchase               WILSHIRE  20060901     20060711  20060901
 545    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 546    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060629  20060801
 547    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
 548    Single Family Residence      Purchase               WILSHIRE  20060901     20060619  20060801
 549    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
 550    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 551    Single Family Residence      Purchase               WILSHIRE  20060901     20060622  20060801
 552    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060627  20060801
 553    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 554    2 Family                     Purchase               WILSHIRE  20060901     20060717  20060901
 555    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 556    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
 557    Single Family Residence      Purchase               WILSHIRE  20060901     20060605  20060701
 558    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 559    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 560    Single Family Residence      Purchase               WILSHIRE  20060901     20060627  20060801
 561    Single Family Residence      Purchase               WILSHIRE  20060901     20060620  20060801
 562    PUD                          Purchase               WILSHIRE  20060901     20060622  20060801
 563    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 564    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
 565    Single Family Residence      Purchase               WILSHIRE  20060901     20060627  20060801
 566    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060801
 567    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 568    Single Family Residence      Purchase               WILSHIRE  20060901     20060509  20060701
 569    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
 570    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 571    PUD                          Purchase               WILSHIRE  20060901     20060531  20060701
 572    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 573    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 574    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 575    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060710  20060901
 576    PUD                          Purchase               WILSHIRE  20060901     20060620  20060801
 577    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 578    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
 579    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 580    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 581    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060503  20060701
 582    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 583    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060601
 584    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 585    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
 586    2 Family                     Refinance - Rate Term  WILSHIRE  20060901     20060622  20060801
 587    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060428  20060701
 588    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 589    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 590    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060505  20060701
 591    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060505  20060701
 592    PUD                          Purchase               WILSHIRE  20060901     20060524  20060701
 593    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 594    Single Family Residence      Purchase               WILSHIRE  20060901     20060525  20060701
 595    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 511    20360701            36.15    666  PA3        80.00      80.00
 512    20360701             48.5    656  PA3        80.00     100.00
 513    20360701            50.79    630  PA3        80.00     100.00
 514    20360701            39.86    655  PA3        80.00     100.00
 515    20360701            49.05    625  PA3        80.00      80.00
 516    20360701            50.13    629  PA3        80.00     100.00
 517    20360701            44.44    717  SA1        90.00     100.00
 518    20210501            26.17    712  SA1        85.11      85.11
 519    20360601            22.52    656  PA3        55.56      55.56
 520    20360701            42.88    694  PA2        80.00     100.00
 521    20360701            35.25    640  PA3        48.57      48.57
 522    20360701            49.62    662  SA2        90.00      90.00
 523    20360601            43.06    670  SA2        90.00      90.00
 524    20360701            24.74    663  SA2        90.00      90.00
 525    20360701            49.56    665  SA2        90.00      90.00
 526    20360701             5.12    781  SA1        90.00      90.00
 527    20360701             39.8    680  SA1        95.00      95.00
 528    20360701            33.71    668  PA3        80.00      80.00
 529    20360605            42.67    672  PA3        80.00      88.73
 530    20360701            49.61    747  SA1        90.00      90.00
 531    20360701             48.4    717  SA1        90.00      90.00
 532    20360701            44.22    686  PA2        80.00      80.00
 533    20360627            33.42    660  SA2        84.97      84.97
 534    20360801            50.36    684  PA2        80.00     100.00
 535    20360701            48.03    646  PA3        78.64      78.64
 536    20360701            45.26    671  SA2        90.00      90.00
 537    20360701            54.08    662  SA2        90.00      90.00
 538    20360701            39.64    624  PA3        80.00      80.00
 539    20360701            24.26    643  PA3        75.00      75.00
 540    20360801            33.79    631  PA3        58.82      58.82
 541    20360801            35.66    668  PA3        80.00     100.00
 542    20360801            42.58    667  SA2        90.00      90.00
 543    20360801            45.88    665  SA2        82.68      82.68
 544    20360801            42.68    766  SA1       100.00     100.00
 545    20360801            37.65    722  SA1        85.00      85.00
 546    20360701            46.45    679  SA2        90.00      90.00
 547    20360801            47.66    749  PA1        80.00      80.00
 548    20360701            40.57    699  SA1        94.94      94.94
 549    20360701            51.47    662  PA3        80.00     100.00
 550    20360701            48.14    718  SA1        95.00      95.00
 551    20360701            23.72    712  SA1       100.00     100.00
 552    20360701            43.69    633  PA3        80.00     100.00
 553    20360701             53.6    662  PA3        80.00     100.00
 554    20360801            54.86    724  SA1        90.00      90.00
 555    20360701            49.41    684  PA2        80.00     100.00
 556    20360601            46.46    662  SA2        90.00      90.00
 557    20360601            48.39    645  PA3        80.00     100.00
 558    20360601            39.81    662  SA2        80.00     100.00
 559    20360601            49.03    682  PA2        69.83      69.83
 560    20360701            43.86    621  PA3        80.00     100.00
 561    20360701            48.01    630  PA3        80.00     100.00
 562    20360701            46.43    624  PA3        80.00     100.00
 563    20360701            53.75    770  PA1        79.90      79.90
 564    20360701            49.23    690  PA2        80.00     100.00
 565    20360701            48.21    623  PA3        80.00     100.00
 566    20360701            43.41    693  PA2        80.00     100.00
 567    20360701            29.87    687  SA1        95.00      95.00
 568    20360601            46.53    625  PA3        80.00     100.00
 569    20360601            44.09    637  PA3        80.00     100.00
 570    20360701            49.75    627  PA3        80.00     100.00
 571    20360601            49.14    626  PA3        80.00     100.00
 572    20360701            49.67    622  PA3        78.52      78.52
 573    20360701            40.76    632  PA3        80.00     100.00
 574    20360801             49.8    643  PA3        80.00      80.00
 575    20360801            34.78    772  SA1       100.00     100.00
 576    20360701            42.79    628  PA3        80.00     100.00
 577    20360701            46.04    665  PA3        80.00     100.00
 578    20360701            37.38    725  SA1        95.00      95.00
 579    20360701            49.95    621  PA3        80.00     100.00
 580    20360701            48.07    632  PA3        80.00     100.00
 581    20360601            49.04    775  PA1        65.50      65.50
 582    20360601            20.05    727  SA1        90.00      90.00
 583    20360501            49.15    680  PA2        74.19      74.19
 584    20360601            34.19    738  SA1        95.00      95.00
 585    20360601            42.06    684  SA1        95.00      95.00
 586    20360701            33.69    676  PA3        78.95      78.95
 587    20360601            30.87    685  SA1        88.62      88.62
 588    20360601            42.18    674  SA2        84.31      84.31
 589    20360601            48.38    649  PA3        50.00      50.00
 590    20360601             45.4    762  SA1        90.00      90.00
 591    20360601            32.62    715  SA1        86.92      86.92
 592    20360601            43.06    723  PA1        80.00     100.00
 593    20360701            42.52    707  SA1        95.00      95.00
 594    20360601             18.8    672  SA2        95.00      95.00
 595    20360601            48.61    667  PA3        65.00      65.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 511    6 MONTHS INTEREST                                                   12  CA           95204    8.100   7.600     8.100
 512    6 MONTHS INTEREST                                                   24  CA           92307    7.200   6.700     7.200
 513    6 MONTHS INTEREST                                                   24  CO           80021    7.350   6.850     7.350
 514    2 MONTHS INTEREST                                                   24  MN           55912    8.990   8.490     8.990
 515    6 MONTHS INTEREST                                                   36  CA           95206    8.550   8.050     8.550
 516    6 MONTHS INTEREST                                                   24  TX           75052    7.350   6.850     7.350
 517    2 MONTHS INTEREST                                                   24  MN           55316    8.350   7.850     8.350
 518    6 MONTHS INTEREST                                                   12  NY           14215   10.500  10.000    10.500
 519    6 MONTHS INTEREST                                                   12  NY           14150    8.875   8.375     8.875
 520    NO PENALTY                                                           0  NY           11784    7.880   7.380     7.880
 521    NO PENALTY                                                           0  NJ            7208    6.990   6.490     6.990
 522    NO PENALTY                                                           0  NY           10314    8.500   8.000     8.500
 523    NO PENALTY                                                           0  NY           11420    7.500   7.000     7.500
 524    NO PENALTY                                                           0  PA           19135    7.825   7.325     7.825
 525    NO PENALTY                                                           0  NY           12189    6.850   6.350     6.850
 526    NO PENALTY                                                           0  NJ            8232    7.575   7.075     7.575
 527    6 MONTHS INTEREST                                                   24  FL           33189    8.250   7.750     8.250
 528    NO PENALTY                                                           0  NY           13905    7.400   6.900     7.400
 529    2%                                                                  24  VA           23453    7.090   6.590     7.090
 530    NO PENALTY                                                           0  MD           21532    8.370   7.870     8.370
 531    2%                                                                  24  SC           29501    8.990   8.490     8.990
 532    6 MONTHS INTEREST                                                   24  FL           34434    8.740   8.240     8.740
 533    2%                                                                  24  VA           24477    6.840   6.340     6.840
 534    NO PENALTY                                                           0  MD           21012    7.500   7.000     7.500
 535    2%                                                                  36  VA           24441    8.500   8.000     8.500
 536    6 MONTHS INTEREST                                                   24  UT           84005    8.690   8.190     8.690
 537    NO PENALTY                                                           0  AL           35215    9.625   9.125     9.625
 538    5%,4%,3%                                                            36  LA           70739    7.125   6.625     7.125
 539    NO PENALTY                                                           0  SC           29841    8.885   8.385     8.885
 540    6 MONTHS INTEREST                                                   24  FL           33770    7.630   7.130     7.630
 541    5%                                                                  36  TN           37146    7.190   6.690     7.190
 542    5%                                                                  36  TN           37207    7.490   6.990     7.490
 543    5%                                                                  36  TN           37849    7.630   7.130     7.630
 544    5%                                                                  36  TN           37187    7.740   7.240     7.740
 545    1%                                                                  36  OH           44089    7.420   6.920     7.420
 546    1%                                                                  24  MI           48207    8.190   7.690     8.190
 547    1%                                                                  24  WI           53182    7.770   7.270     7.770
 548    1%                                                                  24  OH           43223    8.990   8.490     8.990
 549    1%                                                                  24  WI           53216    6.990   6.490     6.990
 550    2%                                                                  24  IN           47715    8.440   7.940     8.440
 551    2%                                                                  24  IN           46235   10.740  10.240    10.740
 552    1%                                                                  24  WI           53110    9.940   9.440     9.940
 553    1%                                                                  36  WI           53218    7.690   7.190     7.690
 554    1%                                                                  36  MI           49507    8.990   8.490     8.990
 555    1%                                                                  36  MI           48837    6.790   6.290     6.790
 556    5%                                                                  24  FL           32822    7.640   7.140     7.640
 557    5%                                                                  24  FL           32207    8.090   7.590     8.090
 558    5%                                                                  24  TN           37932    7.110   6.610     7.110
 559    5%                                                                  36  TN           38305    8.240   7.740     8.240
 560    3%,2%                                                               24  AR           72727    9.670   9.170     9.670
 561    1%                                                                  36  GA           30047    9.640   9.140     9.640
 562    1%                                                                  24  GA           30004    9.440   8.940     9.440
 563    5%                                                                  36  FL           32548    6.390   5.890     6.390
 564    5%                                                                  24  TN           37043    6.730   6.230     6.730
 565    5%                                                                  36  KY           40342    8.690   8.190     8.690
 566    5%                                                                  36  TN           37207    7.990   7.490     7.990
 567    5%                                                                  24  KY           40503    7.440   6.940     7.440
 568    5%                                                                  24  AZ           85741    7.940   7.440     7.940
 569    6 MONTHS INTEREST                                                   24  CA           93307    8.690   8.190     8.690
 570    2%                                                                  24  VA           22193    8.640   8.140     8.640
 571    2%                                                                  24  VA           20155    8.190   7.690     8.190
 572    5%                                                                  36  PA           19130    7.640   7.140     7.640
 573    2%                                                                  24  VA           23608    8.440   7.940     8.440
 574    NO PENALTY                                                           0  MD           20744    9.590   9.090     9.590
 575    1%                                                                  36  OH           44203    8.140   7.640     8.140
 576    2%                                                                  24  VA           23231    8.190   7.690     8.190
 577    2%                                                                  36  VA           23323    7.190   6.690     7.190
 578    1%                                                                  24  OH           44240    8.580   8.080     8.580
 579    2%                                                                  24  VA           23231    7.700   7.200     7.700
 580    2%                                                                  24  VA           22553    9.190   8.690     9.190
 581    2 MONTHS INTEREST                                                   36  MD           20707    6.875   6.375     6.875
 582    NO PENALTY                                                           0  NJ            7111    7.759   7.259     7.759
 583    5%                                                                  24  VA           23103    6.490   5.990     6.490
 584    2 MONTHS INTEREST                                                   24  MD           20735    6.990   6.490     6.990
 585    2 MONTHS INTEREST                                                   36  MD           21113    6.900   6.400     6.900
 586    5%                                                                  36  PA           17013    7.270   6.770     7.270
 587    2 MONTHS INTEREST                                                   36  MD           21801    7.640   7.140     7.640
 588    1%                                                                  24  VA           20115    6.750   6.250     6.750
 589    5%                                                                  24  PA           19002    7.990   7.490     7.990
 590    2 MONTHS INTEREST                                                   36  MN           55330    7.680   7.180     7.680
 591    NO PENALTY                                                           0  CA           93420    7.500   7.000     7.500
 592    1%                                                                  24  VA           22015    6.390   5.890     6.390
 593    NO PENALTY                                                           0  NJ            8901    7.700   7.200     7.700
 594    NO PENALTY                                                           0  NJ            7470    8.250   7.750     8.250
 595    5%                                                                  36  PA           17038    7.250   6.750     7.250

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 511        0.500          2        360         0         0       360        358      1
 512        0.500          2        360        58        60       360        358      1
 513        0.500          2        360         0         0       360        358      1
 514        0.500          2        360         0         0       360        358      1
 515        0.500          2        480         0         0       360        358      1
 516        0.500          2        480         0         0       360        358      1
 517        0.500          2        480         0         0       360        358      1
 518        0.500          4        180         0         0       180        176      1
 519        0.500          3        360         0         0       360        357      1
 520        0.500          2        360        58        60       360        358      1
 521        0.500          2        360         0         0       360        358      1
 522        0.500          2        360         0         0       360        358      2
 523        0.500          3        360        57        60       360        357      2
 524        0.500          2        360         0         0       360        358      1
 525        0.500          2        360         0         0       360        358      1
 526        0.500          2        360         0         0       360        358      1
 527        0.500          2        360        58        60       360        358      1
 528        0.500          2        360         0         0       360        358      2
 529        0.500          3        360        57        60       360        357      1
 530        0.500          2        360         0         0       360        358      1
 531        0.500          2        480         0         0       360        358      2
 532        0.500          2        360         0         0       360        358      1
 533        0.500          3        360         0         0       360        357      1
 534        0.500          1        360        59        60       360        359      1
 535        0.500          2        360         0         0       360        358      1
 536        0.500          2        360         0         0       360        358      1
 537        0.500          2        360         0         0       360        358      1
 538        0.500          2        360         0         0       360        358      2
 539        0.500          2        360         0         0       360        358      2
 540        0.500          1        360         0         0       360        359      1
 541        0.500          1        360         0         0       360        359      1
 542        0.500          1        360         0         0       360        359      1
 543        0.500          1        360         0         0       360        359      1
 544        0.500          1        360         0         0       360        359      1
 545        0.500          1        360         0         0       360        359      1
 546        0.500          2        480         0         0       360        358      1
 547        0.500          1        360         0         0       360        359      2
 548        0.500          2        360         0         0       360        358      1
 549        0.500          2        360         0         0       360        358      1
 550        0.500          2        360         0         0       360        358      1
 551        0.500          2        360         0         0       360        358      1
 552        0.500          2        360         0         0       360        358      1
 553        0.500          2        360         0         0       360        358      1
 554        0.500          1        360         0         0       360        359      1
 555        0.500          2        360         0         0       360        358      1
 556        0.500          3        480         0         0       360        357      1
 557        0.500          3        480         0         0       360        357      2
 558        0.500          3        480         0         0       360        357      1
 559        0.500          3        360         0         0       360        357      1
 560        0.500          2        360         0         0       360        358      1
 561        0.500          2        360         0         0       360        358      2
 562        0.500          2        360         0         0       360        358      1
 563        0.500          2        360         0         0       360        358      1
 564        0.500          2        360         0         0       360        358      2
 565        0.500          2        480         0         0       360        358      1
 566        0.500          2        360         0         0       360        358      1
 567        0.500          2        360         0         0       360        358      1
 568        0.500          3        360         0         0       360        357      2
 569        0.500          3        360        57        60       360        357      2
 570        0.500          2        360        58        60       360        358      1
 571        0.500          3        360        57        60       360        357      2
 572        0.500          2        360         0         0       360        358      1
 573        0.500          2        360         0         0       360        358      1
 574        0.500          1        360         0         0       360        359      1
 575        0.500          1        480         0         0       360        359      1
 576        0.500          2        360         0         0       360        358      2
 577        0.500          2        360         0         0       360        358      1
 578        0.500          2        480         0         0       360        358      1
 579        0.500          2        360         0         0       360        358      1
 580        0.500          2        480         0         0       360        358      1
 581        0.500          3        360        57        60       360        357      1
 582        0.500          3        360        57        60       360        357      1
 583        0.500          4        360         0         0       360        356      1
 584        0.500          3        360        57        60       360        357      2
 585        0.500          3        360        57        60       360        357      1
 586        0.500          2        360         0         0       360        358      1
 587        0.500          3        360        57        60       360        357      1
 588        0.500          3        360        57        60       360        357      2
 589        0.500          3        360         0         0       360        357      1
 590        0.500          3        360        57        60       360        357      1
 591        0.500          3        360        57        60       360        357      2
 592        0.500          3        360        57        60       360        357      2
 593        0.500          2        360        58        60       360        358      1
 594        0.500          3        360         0         0       360        357      1
 595        0.500          3        360        57        60       360        357      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 596             0      --       --       --        --          --        --           0           0  321,945.10  322,240.00
 597      20080601   5.375   13.375    7.375     2.000       1.000     6.000          21           6  156,630.73  156,750.00
 598      20090601   7.550   15.550    9.550     2.000       1.000     6.000          33           6  434,788.28  435,000.00
 599      20080601   6.400   14.400    8.400     2.000       1.000     6.000          21           6  370,500.00  370,500.00
 600      20080701   5.520   13.520    7.520     2.000       1.000     6.000          22           6  279,000.00  279,000.00
 601      20090601   6.730   14.730    8.730     2.000       1.000     6.000          33           6  259,849.79  260,000.00
 602      20080701   5.130   13.130    7.130     2.000       1.000     6.000          22           6  212,000.00  212,000.00
 603      20080701   5.650   13.650    7.650     2.000       1.000     6.000          22           6  463,920.00  463,920.00
 604      20080601   6.000   14.000    8.000     2.000       1.000     6.000          21           6  295,593.61  296,000.00
 605             0      --       --       --        --          --        --           0           0   72,000.00   72,000.00
 606      20080701   5.490   13.490    7.490     2.000       1.000     6.000          22           6  276,158.38  276,250.00
 607      20080701   6.125   14.125    8.125     2.000       1.000     6.000          22           6  126,000.00  126,000.00
 608      20080701   4.490   12.490    6.490     2.000       1.000     6.000          22           6  165,600.00  165,600.00
 609      20080701   4.875   12.875    6.875     2.000       1.000     6.000          22           6  429,250.00  429,250.00
 610      20090701   4.350   12.350    6.350     2.000       1.000     6.000          34           6  268,877.14  269,000.00
 611      20080701   5.190   13.190    7.190     2.000       1.000     6.000          22           6  703,200.00  703,200.00
 612             0      --       --       --        --          --        --           0           0  280,000.00  280,000.00
 613             0      --       --       --        --          --        --           0           0  273,749.00  273,749.00
 614      20080701   5.550   13.550    7.550     2.000       1.000     6.000          22           6  276,000.00  276,000.00
 615      20080701   4.875   12.875    6.875     2.000       1.000     6.000          22           6  245,600.00  245,600.00
 616      20080701   5.750   13.750    7.750     2.000       1.000     6.000          22           6  288,000.00  288,000.00
 617      20080701   4.750   12.750    6.750     2.000       1.000     6.000          22           6  131,000.00  131,000.00
 618      20090701   5.250   13.250    7.250     2.000       1.000     6.000          34           6  787,500.00  787,500.00
 619      20080701   5.500   13.500    7.500     2.000       1.000     6.000          22           6  256,000.00  256,000.00
 620      20090701   4.400   12.400    6.400     2.000       1.000     6.000          34           6  206,000.00  206,000.00
 621             0      --       --       --        --          --        --           0           0  209,000.00  209,000.00
 622      20080701   5.350   13.350    7.350     2.000       1.000     6.000          22           6   55,920.00   55,920.00
 623      20080701   4.600   12.600    6.600     2.000       1.000     6.000          22           6  285,600.00  285,600.00
 624             0      --       --       --        --          --        --           0           0  159,900.00  159,900.00
 625      20080601   6.750   14.750    8.750     2.000       1.000     6.000          21           6  286,235.22  286,400.00
 626             0      --       --       --        --          --        --           0           0  228,750.00  228,750.00
 627      20080701   5.350   13.350    7.350     2.000       1.000     6.000          22           6  400,000.00  400,000.00
 628             0      --       --       --        --          --        --           0           0  607,000.00  607,000.00
 629      20080601   5.670   13.670    7.670     2.000       1.000     6.000          21           6   59,956.96   60,000.00
 630             0      --       --       --        --          --        --           0           0  350,000.00  350,000.00
 631      20080601   6.125   14.125    8.125     2.000       1.000     6.000          21           6   89,541.39   89,600.00
 632      20090701   5.350   13.350    7.350     2.000       1.000     6.000          34           6  182,658.00  182,658.00
 633             0      --       --       --        --          --        --           0           0   74,941.49   75,000.00
 634      20080601   6.600   14.600    8.600     2.000       1.000     6.000          21           6   81,651.52   81,700.00
 635      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6  213,606.29  213,750.00
 636      20080701   5.790   13.790    7.790     2.000       1.000     6.000          22           6  330,000.00  330,000.00
 637      20080601   6.390   14.390    8.390     2.000       1.000     6.000          21           6  139,914.20  140,000.00
 638      20080601   4.160   12.160    6.160     2.000       1.000     6.000          21           6  350,319.20  351,000.00
 639      20080701   5.500   13.500    7.500     2.000       1.000     6.000          22           6  176,000.00  176,000.00
 640             0      --       --       --        --          --        --           0           0  236,250.00  236,250.00
 641      20090701   6.100   14.100    8.100     2.000       1.000     6.000          34           6  141,600.00  141,600.00
 642      20080701   6.400   14.400    8.400     2.000       1.000     6.000          22           6  162,000.00  162,000.00
 643      20080701   5.290   13.290    7.290     2.000       1.000     6.000          22           6  154,400.00  154,400.00
 644      20080701   5.850   13.850    7.850     2.000       1.000     6.000          22           6  126,400.00  126,400.00
 645      20080601   4.990   12.990    6.990     2.000       1.000     6.000          21           6  263,000.00  263,000.00
 646      20090601   6.500   14.500    8.500     2.000       1.000     6.000          33           6   80,950.93   81,000.00
 647      20080601   5.250   13.250    7.250     2.000       1.000     6.000          21           6  345,530.24  345,800.00
 648      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6  399,996.33  400,000.00
 649      20080601   4.870   12.870    6.870     2.000       1.000     6.000          21           6  204,078.24  204,250.00
 650      20080601   6.990   14.990    8.990     2.000       1.000     6.000          21           6   68,362.56   68,400.00
 651      20080701   5.450   13.450    7.450     2.000       1.000     6.000          22           6  135,798.13  135,900.00
 652      20080701   4.990   12.990    6.990     2.000       1.000     6.000          22           6  109,800.00  109,800.00
 653      20090601   5.200   13.200    7.200     2.000       1.000     6.000          33           6  127,819.21  127,920.00
 654      20080701   6.550   14.550    8.550     2.000       1.000     6.000          22           6   87,200.00   87,200.00
 655      20080701   5.500   13.500    7.500     2.000       1.000     6.000          22           6  188,000.00  188,000.00
 656      20080701   6.500   14.500    8.500     2.000       1.000     6.000          22           6  399,200.00  399,200.00
 657             0      --       --       --        --          --        --           0           0  115,000.00  115,000.00
 658      20080701   6.850   14.850    8.850     2.000       1.000     6.000          22           6   81,953.79   82,000.00
 659      20090701   5.600   13.600    7.600     2.000       1.000     6.000          34           6  184,000.00  184,000.00
 660      20080701   6.770   14.770    8.770     2.000       1.000     6.000          22           6   68,400.00   68,400.00
 661      20080701   4.150   12.150    6.150     2.000       1.000     6.000          22           6  173,200.00  173,200.00
 662      20080701   5.290   13.290    7.290     2.000       1.000     6.000          22           6  131,897.84  132,000.00
 663      20110701   5.990   13.990    7.990     2.000       1.000     6.000          58           6  103,930.08  104,000.00
 664      20080601   7.760   15.760    9.760     2.000       1.000     6.000          21           6   65,949.27   66,000.00
 665      20080601   4.400   12.400    6.400     2.000       1.000     6.000          21           6  380,000.00  380,000.00
 666      20090501   4.850   12.850    6.850     2.000       1.000     6.000          32           6  360,000.00  360,000.00
 667      20090501   5.550   13.550    7.550     2.000       1.000     6.000          32           6  456,000.00  456,000.00
 668      20080601   4.850   12.850    6.850     2.000       1.000     6.000          21           6  369,000.00  369,000.00
 669      20080601   4.600   12.600    6.600     2.000       1.000     6.000          21           6  540,000.00  540,000.00
 670      20090501   5.850   13.850    7.850     2.000       1.000     6.000          32           6  311,200.00  311,200.00
 671      20080601   4.750   12.750    6.750     2.000       1.000     6.000          21           6  457,000.00  457,000.00
 672      20080601   4.550   12.550    6.550     2.000       1.000     6.000          21           6  494,100.00  494,100.00
 673             0      --       --       --        --          --        --           0           0  549,000.00  549,000.00
 674             0      --       --       --        --          --        --           0           0  631,727.75  633,000.00
 675      20080601   4.990   12.990    6.990     2.000       1.000     6.000          21           6  616,000.00  616,000.00
 676      20080601   4.390   12.390    6.390     2.000       1.000     6.000          21           6  562,500.00  562,500.00
 677      20090701   4.150   12.150    6.150     2.000       1.000     6.000          34           6  359,851.58  360,200.00
 678             0      --       --       --        --          --        --           0           0  382,617.99  383,000.00
 679      20080601   4.590   12.590    6.590     2.000       1.000     6.000          21           6  260,000.00  260,000.00
 680      20080701   5.180   13.180    7.180     2.000       1.000     6.000          22           6  525,000.00  525,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 596         --   80,560.00  Fixed Rate  Balloon      Stated            Fixed Rate
 597         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 598         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 599         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 600         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 601         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 602         --   53,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 603         --  115,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 604         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 605         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 606         --          --  ARM         Balloon      Stated            Libor - 6 Month
 607         --          --  ARM         Balloon      Stated            Libor - 6 Month
 608         --   31,050.00  ARM         Non-Balloon  Full              Libor - 6 Month
 609         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 610         --          --  ARM         Balloon      Stated            Libor - 6 Month
 611         --  150,030.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 612         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
 613         --   73,000.00  Fixed Rate  Balloon      Full              Fixed Rate
 614         --   69,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 615         --   61,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 616         --   72,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 617         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 618         --          --  ARM         Balloon      Stated            Libor - 6 Month
 619         --   64,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 620         --          --  ARM         Balloon      Stated            Libor - 6 Month
 621         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 622         --   13,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 623         --   71,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 624         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 625         --   71,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 626         --   76,250.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 627         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 628         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
 629         --   15,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 630         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 631         --   22,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 632         --   45,664.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 633         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 634         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 635         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 636         --  110,000.00  ARM         Balloon      Stated            Libor - 6 Month
 637         --   35,000.00  ARM         Balloon      Stated            Libor - 6 Month
 638         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 639         --   44,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 640         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 641         --   35,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 642         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 643         --   38,600.00  ARM         Balloon      Stated            Libor - 6 Month
 644         --   31,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 645         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 646         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 647         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 648         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 649         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 650         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 651         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 652         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 653         --   31,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 654         --   21,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 655         --   47,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 656         --   99,807.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 657         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 658         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 659         --   46,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 660         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 661         --   43,300.00  ARM         Non-Balloon  Full              Libor - 6 Month
 662         --   33,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 663         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 664         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 665         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 666         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 667         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 668         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 669         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 670         --   77,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 671         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 672         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 673         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 674         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 675         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 676         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 677         --   90,050.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 678         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 679         --   65,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 680         --          --  ARM         Balloon      Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 596    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 597    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 598    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 599    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 600    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 601    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 602    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 603    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 604    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 605    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
 606    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 607    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 608    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 609    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 610    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 611    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 612    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
 613    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
 614    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 615    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 616    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 617    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 618    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 619    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 620    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 621    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 622    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 623    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 624    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 625    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 626    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 627    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 628    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 629    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 630    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 631    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 632    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 633    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 634    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 635    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 636    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 637    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 638    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 639    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 640    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 641    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 642    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 643    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 644    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 645    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 646    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 3 Year/6 Month
 647    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 648    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 649    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 650    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 651    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 652    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 653    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 654    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 655    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 656    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 657    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 658    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 659    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 660    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 661    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 662    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 663    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
 664    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 665    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 666    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 667    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 668    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 669    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 670    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 671    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 672    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 673    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 674    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
 675    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 676    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 677    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 678    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 679    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 680    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 596    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
 597    Single Family Residence      Purchase               WILSHIRE  20060901     20060523  20060701
 598    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 599    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 600    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060602  20060801
 601    Condo - High Rise >8 floors  Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 602    Condo - High Rise >8 floors  Refinance - Cashout    WILSHIRE  20060901     20060530  20060801
 603    Single Family Residence      Purchase               WILSHIRE  20060901     20060616  20060801
 604    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060526  20060701
 605    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060619  20060801
 606    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 607    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 608    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 609    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060614  20060801
 610    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 611    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 612    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 613    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 614    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 615    Single Family Residence      Purchase               WILSHIRE  20060901     20060619  20060801
 616    PUD                          Purchase               WILSHIRE  20060901     20060619  20060801
 617    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 618    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 619    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
 620    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 621    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060803
 622    Townhouse                    Purchase               WILSHIRE  20060901     20060630  20060801
 623    PUD                          Purchase               WILSHIRE  20060901     20060630  20060801
 624    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 625    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
 626    Single Family Residence      Purchase               WILSHIRE  20060901     20060621  20060801
 627    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060614  20060801
 628    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 629    Single Family Residence      Purchase               WILSHIRE  20060901     20060525  20060701
 630    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 631    Single Family Residence      Purchase               WILSHIRE  20060901     20060605  20060701
 632    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
 633    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 634    Single Family Residence      Purchase               WILSHIRE  20060901     20060511  20060701
 635    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 636    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 637    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 638    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 639    PUD                          Purchase               WILSHIRE  20060901     20060605  20060801
 640    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 641    Single Family Residence      Purchase               WILSHIRE  20060901     20060616  20060801
 642    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060629  20060801
 643    Single Family Residence      Purchase               WILSHIRE  20060901     20060622  20060801
 644    PUD                          Purchase               WILSHIRE  20060901     20060628  20060801
 645    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 646    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 647    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060516  20060701
 648    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 649    Single Family Residence      Purchase               WILSHIRE  20060901     20060519  20060701
 650    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060701
 651    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060612  20060801
 652    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 653    Single Family Residence      Purchase               WILSHIRE  20060901     20060602  20060701
 654    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 655    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 656    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 657    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 658    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
 659    PUD                          Purchase               WILSHIRE  20060901     20060616  20060801
 660    Single Family Residence      Purchase               WILSHIRE  20060901     20060616  20060801
 661    PUD                          Purchase               WILSHIRE  20060901     20060621  20060801
 662    Single Family Residence      Purchase               WILSHIRE  20060901     20060627  20060801
 663    Single Family Residence      Purchase               WILSHIRE  20060901     20060621  20060801
 664    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 665    Single Family Residence      Purchase               WILSHIRE  20060901     20060508  20060701
 666    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 667    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060419  20060601
 668    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060428  20060701
 669    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
 670    Single Family Residence      Purchase               WILSHIRE  20060901     20060427  20060601
 671    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
 672    Single Family Residence      Purchase               WILSHIRE  20060901     20060509  20060701
 673    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060606  20060801
 674    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060523  20060701
 675    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060509  20060701
 676    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 677    Single Family Residence      Purchase               WILSHIRE  20060901     20060615  20060801
 678    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060524  20060701
 679    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
 680    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060531  20060801

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 596    20360601            43.69    735  PA1        80.00     100.00
 597    20360601             42.6    719  SA1        95.00      95.00
 598    20360601            41.44    673  SA2       100.00     100.00
 599    20360601            45.88    681  SA1        95.00      95.00
 600    20360701            37.12    684  SA1        90.00      90.00
 601    20360601            47.91    681  SA1       100.00     100.00
 602    20360701            42.91    682  PA2        80.00     100.00
 603    20360701             36.4    720  PA1        80.00     100.00
 604    20360601            39.51    629  PA3        80.00      80.00
 605    20360701            44.48    712  PA2        52.94      52.94
 606    20360701            33.91    700  SA1        83.71      83.71
 607    20360701            36.56    751  SA1        90.00      90.00
 608    20360701            35.47    642  PA3        80.00      95.00
 609    20360701            50.07    663  SA2        85.00      85.00
 610    20360701            42.47    664  SA2        82.77      82.77
 611    20360701             46.9    738  PA1        78.13      94.80
 612    20360701            48.23    660  PA3        71.79      71.79
 613    20360701            33.46    662  PA3        75.00      95.00
 614    20360701            35.06    801  PA1        80.00     100.00
 615    20360701            45.34    683  PA2        80.00     100.00
 616    20360701            45.19    745  PA1        80.00     100.00
 617    20360701            16.15    779  PA1        62.98      62.98
 618    20360701            42.63    641  PA3        75.00      75.00
 619    20360701            45.58    718  PA2        80.00     100.00
 620    20360701            40.59    647  PA3        65.40      65.40
 621    20360703            40.01    733  PA1        68.75      68.75
 622    20360701            44.29    702  PA2        80.00     100.00
 623    20360701            44.85    777  PA1        80.00     100.00
 624    20360701            45.01    728  PA1        57.13      57.13
 625    20360601            42.21    651  PA3        80.00     100.00
 626    20360701            49.72    734  PA1        75.00     100.00
 627    20360701            10.73    709  PA2        23.53      23.53
 628    20360701            27.96    688  PA2        74.02      74.02
 629    20360601            41.32    672  SA2        80.00     100.00
 630    20360701            44.68    681  PA2        53.85      53.85
 631    20360601               46    736  PA1        80.00     100.00
 632    20360701            47.19    688  PA2        80.00     100.00
 633    20360701            46.88    693  PA2        75.00      75.00
 634    20360601            45.79    702  SA1        95.00      95.00
 635    20360601            41.81    665  SA2        95.00      95.00
 636    20360701            40.33    665  PA3        75.00     100.00
 637    20360601            43.64    663  PA3        80.00     100.00
 638    20360601            45.91    670  SA2        89.66      89.66
 639    20360701            21.69    736  SA1        80.00     100.00
 640    20360701            39.27    684  PA2        75.00      75.00
 641    20360701            43.57    683  PA2        80.00     100.00
 642    20360701            41.87    691  SA1        90.00      90.00
 643    20360701            41.58    698  PA2        80.00     100.00
 644    20360701            44.51    692  PA2        80.00     100.00
 645    20360601            35.92    663  SA2        93.26      93.26
 646    20360601            48.05    653  PA3        40.50      40.50
 647    20360601            46.31    778  SA1        95.00      95.00
 648    20360601            49.36    707  SA1       100.00     100.00
 649    20360601            40.33    691  SA1        95.00      95.00
 650    20360601            32.94    676  SA2        95.00      95.00
 651    20360701            26.26    675  SA2        90.00      90.00
 652    20360701            27.67    688  SA1        82.56      82.56
 653    20360601            37.34    700  PA2        80.00     100.00
 654    20360701            33.62    713  PA2        80.00     100.00
 655    20360701            43.47    623  PA3        80.00     100.00
 656    20360701            40.47    670  PA3        78.27      97.84
 657    20360701            32.21    626  PA3        57.50      57.50
 658    20360701            46.25    673  SA2       100.00     100.00
 659    20360701            47.62    621  PA3        80.00     100.00
 660    20360701            47.23    707  SA1        95.00      95.00
 661    20360701            49.12    724  PA1        80.00     100.00
 662    20360701            32.74    710  PA2        80.00     100.00
 663    20360701            24.73    676  PA3        80.00      80.00
 664    20360601            47.03    671  SA2       100.00     100.00
 665    20360601            46.86    696  PA2        80.00      80.00
 666    20360501            49.02    706  PA2        80.00      80.00
 667    20360501            48.58    693  SA1        95.00      95.00
 668    20360601            48.65    698  SA1        90.00      90.00
 669    20360601            49.34    736  SA1        90.00      90.00
 670    20360501            43.09    711  PA2        80.00     100.00
 671    20360601            47.96    704  SA1        89.61      89.61
 672    20360601               37    812  SA1        90.00      90.00
 673    20360701            49.93    699  PA2        57.19      57.19
 674    20260601             9.57    681  PA2        47.52      47.52
 675    20360601            41.82    642  PA3        80.00      80.00
 676    20360601            47.87    746  SA1        86.54      86.54
 677    20360701            44.25    765  PA1        80.00     100.00
 678    20360601            46.92    690  PA2        46.71      46.71
 679    20360601            43.96    695  PA2        80.00     100.00
 680    20360701            46.91    663  SA2        88.24      88.24


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 596    NO PENALTY                                                           0  NY           11717    6.350   5.850     6.350
 597    2 MONTHS INTEREST                                                   24  MD           21001    7.375   6.875     7.375
 598    NO PENALTY                                                           0  MD           21074    9.550   9.050     9.550
 599    NO PENALTY                                                           0  NJ            7753    8.400   7.900     8.400
 600    2 MONTHS INTEREST                                                   24  MD           20781    7.520   7.020     7.520
 601    NO PENALTY                                                           0  MD           21215    8.730   8.230     8.730
 602    NO PENALTY                                                           0  IL           60605    7.130   6.630     7.130
 603    LESSER OF 1% OR 2 MONTHS INTEREST                                   12  MD           20613    7.650   7.150     7.650
 604    2 MONTHS INTEREST                                                   24  MD           21222    8.000   7.500     8.000
 605    5%                                                                  36  FL           32746    7.990   7.490     7.990
 606    2 MONTHS INTEREST                                                   24  MD           21722    7.490   6.990     7.490
 607    NO PENALTY                                                           0  VA           24179    8.125   7.625     8.125
 608    2 MONTHS INTEREST                                                   24  MD           21921    6.490   5.990     6.490
 609    2 MONTHS INTEREST                                                   12  MD           20745    6.875   6.375     6.875
 610    2 MONTHS INTEREST                                                   36  MD           21219    6.350   5.850     6.350
 611    2 MONTHS INTEREST                                                   24  MD           20860    7.190   6.690     7.190
 612    2 MONTHS INTEREST                                                   36  MD           21133    6.990   6.490     6.990
 613    2 MONTHS INTEREST                                                   36  MD           21017    6.490   5.990     6.490
 614    NO PENALTY                                                           0  MD           21108    7.550   7.050     7.550
 615    2 MONTHS INTEREST                                                   24  MD           20747    6.875   6.375     6.875
 616    2 MONTHS INTEREST                                                   12  MD           20879    7.750   7.250     7.750
 617    LESSER OF 1% OR 2 MONTHS INTEREST                                   24  MD           21001    6.750   6.250     6.750
 618    5%                                                                  12  NY           11746    7.250   6.750     7.250
 619    2 MONTHS INTEREST                                                   24  MD           20706    7.500   7.000     7.500
 620    5%                                                                  36  FL           34116    6.400   5.900     6.400
 621    5%                                                                  36  NH            3820    7.090   6.590     7.090
 622    5%                                                                  24  PA           17972    7.350   6.850     7.350
 623    2%                                                                  24  VA           20121    6.600   6.100     6.600
 624    5%                                                                  36  PA           17404    6.350   5.850     6.350
 625    NO PENALTY                                                           0  NY           10303    8.750   8.250     8.750
 626    5%                                                                  12  NY           12148    7.990   7.490     7.990
 627    5%                                                                  12  NY           11768    7.350   6.850     7.350
 628    5%                                                                  12  NY           11357    6.500   6.000     6.500
 629    5%,4%                                                               24  LA           70520    7.670   7.170     7.670
 630    1%                                                                  36  FL           33158    7.750   7.250     7.750
 631    5%,4%                                                               24  LA           70503    8.125   7.625     8.125
 632    5%,4%,3%                                                            36  LA           70058    7.350   6.850     7.350
 633    5%                                                                  36  LA           70503    7.250   6.750     7.250
 634    5%                                                                  12  FL           32208    8.600   8.100     8.600
 635    5%                                                                  24  FL           33140    7.990   7.490     7.990
 636    5%                                                                  12  FL           33428    7.790   7.290     7.790
 637    5%                                                                  24  FL           32780    8.390   7.890     8.390
 638    5%                                                                  24  FL           34771    6.160   5.660     6.160
 639    5%                                                                  12  FL           34759    7.500   7.000     7.500
 640    5%                                                                  24  FL           32829    7.850   7.350     7.850
 641    5%                                                                  36  FL           33773    8.100   7.600     8.100
 642    NO PENALTY                                                           0  FL           33837    8.400   7.900     8.400
 643    5%                                                                  24  FL           34951    7.290   6.790     7.290
 644    5%                                                                  24  FL           33056    7.850   7.350     7.850
 645    1%                                                                  24  VA           22657    6.990   6.490     6.990
 646    5%                                                                  36  TN           38320    8.500   8.000     8.500
 647    LESSER OF 1% OR 2 MONTHS INTEREST                                   24  MD           20735    7.250   6.750     7.250
 648    LESSER OF 1% OR 2 MONTHS INTEREST                                   24  MD           20785    7.990   7.490     7.990
 649    NO PENALTY                                                           0  FL           32907    6.870   6.370     6.870
 650    2%                                                                  24  IN           46788    8.990   8.490     8.990
 651    1%                                                                  24  NC           27617    7.450   6.950     7.450
 652    1%                                                                  24  VA           23224    6.990   6.490     6.990
 653    NO PENALTY                                                           0  NC           27401    7.200   6.700     7.200
 654    2%                                                                  24  IN           46613    8.550   8.050     8.550
 655    2%                                                                  24  VA           23662    7.500   7.000     7.500
 656    NO PENALTY                                                           0  NC           27614    8.500   8.000     8.500
 657    NO PENALTY                                                           0  WV           25401    8.900   8.400     8.900
 658    NO PENALTY                                                           0  WV           25306    8.850   8.350     8.850
 659    1%                                                                  24  NC           28078    7.600   7.100     7.600
 660    5%                                                                  24  KY           42303    8.770   8.270     8.770
 661    2%                                                                  24  IN           46060    6.150   5.650     6.150
 662    5%                                                                  24  TN           37354    7.290   6.790     7.290
 663    2%                                                                  36  VA           23661    7.990   7.490     7.990
 664    NO PENALTY                                                           0  IA           50208    9.760   9.260     9.760
 665    6 MONTHS INTEREST                                                   24  CA           92530    6.400   5.900     6.400
 666    6 MONTHS INTEREST                                                   36  CA           95470    6.850   6.350     6.850
 667    6 MONTHS INTEREST                                                   36  CA           91977    7.550   7.050     7.550
 668    6 MONTHS INTEREST                                                   24  CA           91768    6.850   6.350     6.850
 669    6 MONTHS INTEREST                                                   24  CA           94591    6.600   6.100     6.600
 670    1%                                                                  36  CA           95648    7.850   7.350     7.850
 671    6 MONTHS INTEREST                                                   24  CA           90280    6.750   6.250     6.750
 672    6 MONTHS INTEREST                                                   24  CA           95023    6.550   6.050     6.550
 673    6 MONTHS INTEREST                                                   36  CA           92590    6.530   6.030     6.530
 674    6 MONTHS INTEREST                                                   36  CA           91765    6.620   6.120     6.620
 675    6 MONTHS INTEREST                                                   24  CA           94954    6.990   6.490     6.990
 676    6 MONTHS INTEREST                                                   24  CA           91001    6.390   5.890     6.390
 677    6 MONTHS INTEREST                                                   36  CA           93446    6.150   5.650     6.150
 678    6 MONTHS INTEREST                                                   36  CA           95215    5.990   5.490     5.990
 679    6 MONTHS INTEREST                                                   24  CA           95621    6.590   6.090     6.590
 680    6 MONTHS INTEREST                                                   24  CA           90018    7.180   6.680     7.180

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 596        0.500          3        480         0         0       360        357      2
 597        0.500          3        360         0         0       360        357      1
 598        0.500          3        360         0         0       360        357      2
 599        0.500          3        360        57        60       360        357      1
 600        0.500          2        360        58        60       360        358      1
 601        0.500          3        360         0         0       360        357      1
 602        0.500          2        360        58        60       360        358      1
 603        0.500          2        360        58        60       360        358      2
 604        0.500          3        360         0         0       360        357      1
 605        0.500          2        360         0         0       360        358      1
 606        0.500          2        480         0         0       360        358      1
 607        0.500          2        480         0         0       360        358      1
 608        0.500          2        360         0         0       360        358      1
 609        0.500          2        360        58        60       360        358      2
 610        0.500          2        480         0         0       360        358      1
 611        0.500          2        360        58        60       360        358      2
 612        0.500          2        600         0         0       360        358      1
 613        0.500          2        600         0         0       360        358      2
 614        0.500          2        360        58        60       360        358      1
 615        0.500          2        360        58        60       360        358      1
 616        0.500          2        360        58        60       360        358      2
 617        0.500          2        360         0         0       360        358      1
 618        0.500          2        600         0         0       360        358      2
 619        0.500          2        360        58        60       360        358      2
 620        0.500          2        600         0         0       360        358      1
 621        0.500          2        360         0         0       360        358      1
 622        0.500          2        360         0         0       360        358      1
 623        0.500          2        360         0         0       360        358      1
 624        0.500          2        360         0         0       360        358      1
 625        0.500          3        360         0         0       360        357      2
 626        0.500          2        360        58        60       360        358      2
 627        0.500          2        360        58        60       360        358      2
 628        0.500          2        480         0         0       360        358      2
 629        0.500          3        360         0         0       360        357      1
 630        0.500          2        360         0         0       360        358      1
 631        0.500          3        360         0         0       360        357      1
 632        0.500          2        360         0         0       360        358      2
 633        0.500          2        360         0         0       360        358      1
 634        0.500          3        360         0         0       360        357      1
 635        0.500          3        360         0         0       360        357      1
 636        0.500          2        480         0         0       360        358      1
 637        0.500          3        480         0         0       360        357      1
 638        0.500          3        360         0         0       360        357      1
 639        0.500          2        360        58        60       360        358      2
 640        0.500          2        360         0         0       360        358      1
 641        0.500          2        360        58        60       360        358      2
 642        0.500          2        360         0         0       360        358      1
 643        0.500          2        600         0         0       360        358      2
 644        0.500          2        360         0         0       360        358      1
 645        0.500          3        360        57        60       360        357      2
 646        0.500          3        360         0         0       360        357      1
 647        0.500          3        360         0         0       360        357      1
 648        0.500          3        360        57        60       360        357      1
 649        0.500          3        360         0         0       360        357      1
 650        0.500          3        360         0         0       360        357      1
 651        0.500          2        360         0         0       360        358      2
 652        0.500          2        360         0         0       360        358      1
 653        0.500          3        360         0         0       360        357      2
 654        0.500          2        360         0         0       360        358      1
 655        0.500          2        360         0         0       360        358      1
 656        0.500          2        360        58        60       360        358      2
 657        0.500          2        360         0         0       360        358      1
 658        0.500          2        360         0         0       360        358      2
 659        0.500          2        360         0         0       360        358      2
 660        0.500          2        360         0         0       360        358      1
 661        0.500          2        360         0         0       360        358      1
 662        0.500          2        360         0         0       360        358      2
 663        0.500          2        360         0         0       360        358      2
 664        0.500          3        360         0         0       360        357      1
 665        0.500          3        360        57        60       360        357      2
 666        0.500          4        360        56        60       360        356      1
 667        0.500          4        360        56        60       360        356      2
 668        0.500          3        360        57        60       360        357      1
 669        0.500          3        360        57        60       360        357      2
 670        0.500          4        360        56        60       360        356      2
 671        0.500          3        360        57        60       360        357      2
 672        0.500          3        360        57        60       360        357      2
 673        0.500          2        360        58        60       360        358      2
 674        0.500          3        240         0         0       240        237      2
 675        0.500          3        360        57        60       360        357      2
 676        0.500          3        360        57        60       360        357      2
 677        0.500          2        360         0         0       360        358      2
 678        0.500          3        360         0         0       360        357      1
 679        0.500          3        360        57        60       360        357      2
 680        0.500          2        600         0         0       360        358      2

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 681      20080701   5.600   13.600    7.600     2.000       1.000     6.000          22           6  361,000.00  361,000.00
 682      20080601   4.375   12.375    6.375     2.000       1.000     6.000          21           6  312,500.00  312,500.00
 683      20110601   4.990   12.990    6.990     2.000       1.000     6.000          57           6  323,000.00  323,000.00
 684      20080701   5.750   13.750    7.750     2.000       1.000     6.000          22           6  275,500.00  275,500.00
 685      20080601   5.250   13.250    7.250     2.000       1.000     6.000          21           6  222,900.63  223,250.00
 686      20080601   4.500   12.500    6.500     2.000       1.000     6.000          21           6  271,107.61  271,600.00
 687      20090701   4.630   12.630    6.630     2.000       1.000     6.000          34           6  328,000.00  328,000.00
 688      20090701   4.350   12.350    6.350     2.000       1.000     6.000          34           6  340,000.00  340,000.00
 689      20080701   4.750   12.750    6.750     2.000       1.000     6.000          22           6  339,861.09  340,000.00
 690             0      --       --       --        --          --        --           0           0  335,000.00  335,000.00
 691      20090701   4.550   12.550    6.550     2.000       1.000     6.000          34           6  429,814.28  430,000.00
 692      20080701   4.150   12.150    6.150     2.000       1.000     6.000          22           6  302,400.00  302,400.00
 693      20080701   4.725   12.725    6.725     2.000       1.000     6.000          22           6  400,000.00  400,000.00
 694             0      --       --       --        --          --        --           0           0  560,000.00  560,000.00
 695      20080701   4.270   12.270    6.270     2.000       1.000     6.000          22           6  420,750.00  420,750.00
 696      20080701   5.550   13.550    7.550     2.000       1.000     6.000          22           6  291,200.00  291,200.00
 697             0      --       --       --        --          --        --           0           0  445,000.00  445,000.00
 698      20090701   4.500   12.500    6.500     2.000       1.000     6.000          34           6  454,000.00  454,000.00
 699      20090701   5.150   13.150    7.150     2.000       1.000     6.000          34           6  223,200.00  223,200.00
 700      20080701   4.750   12.750    6.750     2.000       1.000     6.000          22           6  396,800.00  396,800.00
 701      20090701   4.500   12.500    6.500     2.000       1.000     6.000          34           6  544,000.00  544,000.00
 702             0      --       --       --        --          --        --           0           0  400,000.00  400,000.00
 703      20080701   6.450   14.450    8.450     2.000       1.000     6.000          22           6  406,800.00  406,800.00
 704             0      --       --       --        --          --        --           0           0  242,000.00  242,000.00
 705      20080701   4.399   12.399    6.399     2.000       1.000     6.000          22           6  299,500.00  299,500.00
 706             0      --       --       --        --          --        --           0           0  325,000.00  325,000.00
 707             0      --       --       --        --          --        --           0           0  380,000.00  380,000.00
 708      20080701   5.800   13.800    7.800     2.000       1.000     6.000          22           6  267,750.00  267,750.00
 709      20080701   5.400   13.400    7.400     2.000       1.000     6.000          22           6  404,935.95  405,000.00
 710             0      --       --       --        --          --        --           0           0  355,000.00  355,000.00
 711             0      --       --       --        --          --        --           0           0  250,000.00  250,000.00
 712             0      --       --       --        --          --        --           0           0  254,000.00  254,000.00
 713             0      --       --       --        --          --        --           0           0  487,500.00  487,500.00
 714             0      --       --       --        --          --        --           0           0  370,000.00  370,000.00
 715             0      --       --       --        --          --        --           0           0  146,915.50  147,199.00
 716      20090601   5.990   13.990    7.990     2.000       1.000     6.000          33           6  210,715.33  211,000.00
 717      20090601   4.500   12.500    6.500     2.000       1.000     6.000          33           6  321,600.00  321,600.00
 718      20090601   2.900   12.400    6.400     2.000       1.000     6.000          33           6  266,953.72  267,200.00
 719      20090601   4.990   12.990    6.990     2.000       1.000     6.000          33           6  152,000.00  152,000.00
 720             0      --       --       --        --          --        --           0           0  178,238.33  178,400.00
 721      20090601   4.490   13.990    7.990     2.000       1.000     6.000          33           6  183,876.29  184,000.00
 722      20080701   6.300   14.300    8.300     2.000       1.000     6.000          22           6   84,746.46   84,800.00
 723      20090701   3.490   12.990    6.990     2.000       1.000     6.000          34           6  351,000.00  351,000.00
 724      20090701   6.200   14.200    8.200     2.000       1.000     6.000          34           6  198,000.00  198,000.00
 725      20080701   5.750   13.750    7.750     2.000       1.000     6.000          22           6  104,400.00  104,400.00
 726      20110701   5.625   13.625    7.625     2.000       1.000     6.000          58           6  233,920.41  234,000.00
 727      20110701   5.625   13.625    7.625     2.000       1.000     6.000          58           6  233,925.33  234,000.00
 728      20080701   4.550   12.550    6.550     2.000       1.000     6.000          22           6  360,000.00  360,000.00
 729      20080701   5.990   13.990    7.990     2.000       1.000     6.000          22           6  130,000.00  130,000.00
 730      20080701   4.490   13.990    7.990     2.000       1.000     6.000          22           6  260,000.00  260,000.00
 731      20080701   5.875   13.875    7.875     2.000       1.000     6.000          22           6  247,500.00  247,500.00
 732      20090601   6.700   14.700    8.700     2.000       1.000     6.000          33           6   49,924.73   50,000.00
 733      20080701   6.900   14.900    8.900     2.000       1.000     6.000          22           6  132,181.22  132,300.00
 734             0      --       --       --        --          --        --           0           0   49,854.87   50,000.00
 735      20080701   5.290   13.290    7.290     2.000       1.000     6.000          22           6  174,800.00  174,800.00
 736      20090701   6.790   14.790    8.790     2.000       1.000     6.000          34           6  103,476.47  103,500.00
 737      20090701   4.990   12.990    6.990     2.000       1.000     6.000          34           6  128,695.22  128,800.00
 738      20090701   4.750   15.750    9.750     2.000       1.000     6.000          34           6   76,000.00   76,000.00
 739      20090601   5.950   13.950    7.950     2.000       1.000     6.000          33           6  136,800.00  136,800.00
 740      20080601   5.690   13.690    7.690     2.000       1.000     6.000          21           6  138,556.59  138,600.00
 741      20090701   6.000   15.000    9.000     2.000       1.000     6.000          34           6  213,300.00  213,300.00
 742      20080601   5.490   13.490    7.490     2.000       1.000     6.000          21           6  144,000.00  144,000.00
 743      20080701   4.950   12.950    6.950     2.000       1.000     6.000          22           6  305,600.00  305,600.00
 744      20080601   6.790   14.790    8.790     2.000       1.000     6.000          21           6  191,890.45  192,000.00
 745      20090601   4.470   12.470    6.470     2.000       1.000     6.000          33           6  107,102.53  107,200.00
 746      20090601   5.460   13.460    7.460     2.000       1.000     6.000          33           6  108,000.00  108,000.00
 747      20080701   5.490   14.990    8.990     2.000       1.000     6.000          22           6  131,005.00  131,005.00
 748      20090601   5.350   13.350    7.350     2.000       1.000     6.000          33           6  465,000.00  465,000.00
 749      20080701   5.850   13.850    7.850     2.000       1.000     6.000          22           6  276,000.00  276,000.00
 750      20090701   5.640   13.640    7.640     2.000       1.000     6.000          34           6  210,000.00  210,000.00
 751      20080701   5.190   13.690    7.690     2.000       1.000     6.000          22           6  270,000.00  270,000.00
 752      20080701   6.500   14.500    8.500     2.000       1.000     6.000          22           6  568,000.00  568,000.00
 753      20080701   6.490   14.490    8.490     2.000       1.000     6.000          22           6  166,400.00  166,400.00
 754             0      --       --       --        --          --        --           0           0   81,000.00   81,000.00
 755      20080701   5.650   13.650    7.650     2.000       1.000     6.000          22           6  153,178.54  153,182.00
 756             0      --       --       --        --          --        --           0           0  499,579.94  500,000.00
 757      20090701   6.150   14.150    8.150     2.000       1.000     6.000          34           6  196,000.00  196,000.00
 758             0      --       --       --        --          --        --           0           0  347,778.09  348,000.00
 759      20080601   4.650   12.650    6.650     2.000       1.000     6.000          21           6  134,000.00  134,000.00
 760             0      --       --       --        --          --        --           0           0  334,702.99  335,000.00
 761             0      --       --       --        --          --        --           0           0  320,000.00  320,000.00
 762             0      --       --       --        --          --        --           0           0   64,909.75   65,000.00
 763      20080701   4.740   12.740    6.740     2.000       1.000     6.000          22           6  210,800.00  210,800.00
 764             0      --       --       --        --          --        --           0           0   91,422.75   91,500.00
 765             0      --       --       --        --          --        --           0           0  145,000.00  145,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 681         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 682         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 683         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 684         --          --  ARM         Balloon      Stated            Libor - 6 Month
 685         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 686         --   67,900.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 687         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 688         --          --  ARM         Balloon      Stated            Libor - 6 Month
 689         --          --  ARM         Balloon      Stated            Libor - 6 Month
 690         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 691         --          --  ARM         Balloon      Stated            Libor - 6 Month
 692         --   75,582.00  ARM         Non-Balloon  Full              Libor - 6 Month
 693         --          --  ARM         Balloon      Stated            Libor - 6 Month
 694         --          --  Fixed Rate  Balloon      Lite              Fixed Rate
 695         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 696         --   72,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 697         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 698         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 699         --          --  ARM         Balloon      Stated            Libor - 6 Month
 700         --   99,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 701         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 702         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 703         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 704         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 705         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 706         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 707         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 708         --          --  ARM         Balloon      Stated            Libor - 6 Month
 709         --          --  ARM         Balloon      Stated            Libor - 6 Month
 710         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 711         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
 712         --          --  Fixed Rate  Balloon      Full              Fixed Rate
 713         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 714         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 715         --   36,800.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 716         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 717         --   80,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 718         --   66,800.00  ARM         Non-Balloon  Full              Libor - 6 Month
 719         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 720         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 721         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 722         --   21,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 723         --          --  ARM         Balloon      Stated            Libor - 6 Month
 724         --   49,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 725         --          --  ARM         Non-Balloon  12MOSBANK         Libor - 6 Month
 726         --          --  ARM         Balloon      Full              Libor - 6 Month
 727         --          --  ARM         Balloon      Full              Libor - 6 Month
 728         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 729         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 730         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 731         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 732         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 733         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 734         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 735         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 736         --          --  ARM         Balloon      Stated            Libor - 6 Month
 737         --   32,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 738         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 739         --   34,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 740         --   34,650.00  ARM         Balloon      Stated            Libor - 6 Month
 741         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 742         --   36,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 743         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 744         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 745         --   26,800.00  ARM         Non-Balloon  Full              Libor - 6 Month
 746         --   27,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 747         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 748         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 749         --   69,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 750         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 751         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 752         --  141,999.00  ARM         Non-Balloon  Lite              Libor - 6 Month
 753         --   41,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 754         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 755         --   38,295.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 756         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 757         --   49,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 758         --   87,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 759         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 760         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 761         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 762         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
 763         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 764         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 765         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 681    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 682    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 683    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
 684    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 685    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 686    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 687    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 688    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 689    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 690    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 691    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 692    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 693    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 694    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
 695    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 696    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 697    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 698    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 699    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 700    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 701    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 702    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 703    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 704    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 705    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 706    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 707    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
 708    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 709    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 710    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 711    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
 712    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/45
 713    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 714    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 715    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 716    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 717    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 718    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 719    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 720    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 721    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 722    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 723    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 724    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 725    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 726    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month (40 due in 30)
 727    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month (40 due in 30)
 728    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 729    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 730    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 731    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 732    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 733    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 734    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 735    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 736    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
 737    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 738    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 739    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 740    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 741    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 742    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 743    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 744    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 745    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 746    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 747    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 748    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 749    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 750    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 751    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 752    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 753    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 754    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 755    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 756    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 757    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 758    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 759    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 760    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 761    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 762    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 20 Year
 763    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 764    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 765    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 15 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 681    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 682    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 683    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
 684    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 685    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 686    Single Family Residence      Purchase               WILSHIRE  20060901     20060524  20060701
 687    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 688    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060801
 689    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060801
 690    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060619  20060801
 691    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 692    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 693    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 694    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 695    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 696    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
 697    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 698    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 699    Single Family Residence      Purchase               WILSHIRE  20060901     20060615  20060801
 700    Single Family Residence      Purchase               WILSHIRE  20060901     20060613  20060801
 701    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 702    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060619  20060801
 703    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 704    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 705    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 706    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 707    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 708    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 709    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 710    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 711    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 712    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060624  20060801
 713    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 714    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 715    2 Family                     Purchase               WILSHIRE  20060901     20060508  20060701
 716    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 717    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 718    Single Family Residence      Purchase               WILSHIRE  20060901     20060530  20060701
 719    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
 720    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 721    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 722    2 Family                     Purchase               WILSHIRE  20060901     20060630  20060801
 723    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 724    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
 725    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
 726    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 727    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 728    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 729    2 Family                     Refinance - Rate Term  WILSHIRE  20060901     20060627  20060801
 730    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 731    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060801
 732    Single Family Residence      Purchase               WILSHIRE  20060901     20060516  20060701
 733    Single Family Residence      Purchase               WILSHIRE  20060901     20060614  20060801
 734    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
 735    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 736    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
 737    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 738    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
 739    Single Family Residence      Purchase               WILSHIRE  20060901     20060512  20060701
 740    Townhouse                    Purchase               WILSHIRE  20060901     20060511  20060701
 741    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
 742    Single Family Residence      Purchase               WILSHIRE  20060901     20060515  20060701
 743    3 Family                     Purchase               WILSHIRE  20060901     20060601  20060801
 744    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 745    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
 746    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
 747    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
 748    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
 749    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060608  20060801
 750    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 751    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 752    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060612  20060801
 753    PUD                          Purchase               WILSHIRE  20060901     20060620  20060801
 754    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
 755    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
 756    PUD                          Purchase               WILSHIRE  20060901     20060512  20060701
 757    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060801
 758    PUD                          Purchase               WILSHIRE  20060901     20060524  20060701
 759    Condo - Low Rise <5 floors   Refinance - Rate Term  WILSHIRE  20060901     20060503  20060701
 760    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 761    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060626  20060801
 762    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060518  20060701
 763    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
 764    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 765    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060627  20060801

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 681    20360701            48.51    703  SA1        93.77      93.77
 682    20360601            28.53    731  SA1        84.46      84.46
 683    20360601            32.84    686  SA1        89.72      89.72
 684    20360701            47.33    677  SA2        87.46      87.46
 685    20360601            21.84    737  SA1        95.00      95.00
 686    20360601            44.19    723  PA1        80.00     100.00
 687    20360701            30.72    644  PA3        80.00      80.00
 688    20360701            47.57    704  SA1        85.00      85.00
 689    20360701            42.04    663  SA2        85.00      85.00
 690    20360701            34.27    784  PA1        25.77      25.77
 691    20360701            49.59    725  PA1        71.07      71.07
 692    20360701            44.22    759  PA1        79.58      99.47
 693    20360701            48.96    730  SA1        82.64      82.64
 694    20360701             5.76    697  PA2        70.00      70.00
 695    20360701            46.44    682  SA1        85.00      85.00
 696    20360701            48.08    677  SA2        80.00     100.00
 697    20360701            39.06    794  PA1        61.81      61.81
 698    20360701            48.48    742  PA1        74.43      74.43
 699    20360701            35.01    676  SA2        90.00      90.00
 700    20360701            46.13    669  PA3        80.00     100.00
 701    20360701            44.31    718  SA1        85.00      85.00
 702    20360701             26.8    704  PA2        45.71      45.71
 703    20360701            38.56    681  SA1        81.15      81.15
 704    20360701            16.47    658  PA3        51.27      51.27
 705    20360701            44.81    670  PA3        69.65      69.65
 706    20360701            51.84    694  PA2        64.36      64.36
 707    20360701            41.86    802  PA1        55.47      55.47
 708    20360701            42.33    684  SA1        85.00      85.00
 709    20360701            49.66    664  SA2        90.00      90.00
 710    20360701            42.29    680  PA2        70.30      70.30
 711    20360701            50.44    692  PA2        50.51      50.51
 712    20360701            28.84    623  PA3        66.84      66.84
 713    20360701            41.13    664  PA3        75.00      75.00
 714    20360701            48.06    643  PA3        55.22      55.22
 715    20360601            48.27    711  PA2        80.00     100.00
 716    20360601            43.58    675  SA2       100.00     100.00
 717    20360601            49.33    658  PA3        80.00     100.00
 718    20360601            29.04    687  PA2        80.00     100.00
 719    20360601            45.77    650  PA3        80.00      80.00
 720    20360601            42.65    707  PA2        80.00      80.00
 721    20360601            42.17    650  PA3        80.00      80.00
 722    20360701            41.53    740  PA1        80.00     100.00
 723    20360701            48.47    704  SA1        90.00      90.00
 724    20360701            41.31    681  PA2        80.00     100.00
 725    20360701            31.48    708  SA1        90.00      90.00
 726    20360701            45.13    757  SA1        88.30      88.30
 727    20360701            45.13    757  SA1        86.67      86.67
 728    20360701            50.29    662  SA2        89.77      89.77
 729    20360701            37.61    668  SA2        88.44      88.44
 730    20360701            18.65    730  SA1        85.25      85.25
 731    20360701            42.65    693  SA1        89.51      89.51
 732    20360601             52.8    734  SA1        90.09      90.09
 733    20360701            39.34    716  SA1       100.00     100.00
 734    20210601            32.43    675  PA3        59.52      59.52
 735    20360701            43.93    682  SA1        95.00      95.00
 736    20360701            38.89    733  SA1        90.00      90.00
 737    20360701            21.24    704  PA2        80.00     100.00
 738    20360701            38.76    688  SA1        95.00      95.00
 739    20360601            41.98    683  PA2        80.00     100.00
 740    20360601            34.72    655  PA3        80.00     100.00
 741    20360701            45.88    668  SA2        90.00      90.00
 742    20360601            41.78    689  PA2        80.00     100.00
 743    20360701            47.27    655  PA3        80.00      80.00
 744    20360601            48.15    666  PA3        80.00      80.00
 745    20360601            44.98    635  PA3        80.00     100.00
 746    20360601            43.78    709  PA2        80.00     100.00
 747    20360701            44.82    698  SA1        95.00      95.00
 748    20360601            37.93    728  SA1       100.00     100.00
 749    20360701            35.83    645  PA3        80.00     100.00
 750    20360701            38.75    663  SA2        87.14      87.14
 751    20360701            49.84    743  SA1        90.00      90.00
 752    20360701            27.84    658  PA3        79.44      99.30
 753    20360701            49.58    691  PA2        80.00     100.00
 754    20360701            26.66    799  PA1        32.40      32.40
 755    20360701            47.32    721  PA1        80.00     100.00
 756    20360601            43.02    780  PA1        50.51      50.51
 757    20360701            44.74    712  SA1        80.00     100.00
 758    20360601             46.3    633  PA3        80.00     100.00
 759    20360601             50.9    701  SA1        87.01      87.01
 760    20360701            47.41    720  PA1        56.40      56.40
 761    20360701            25.57    726  PA1        61.54      61.54
 762    20260601            38.45    656  PA3        61.90      61.90
 763    20360701            34.91    729  SA1        85.00      85.00
 764    20360701            49.06    728  PA1        56.83      56.83
 765    20210701            19.86    697  PA2        74.94      74.94


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 681    6 MONTHS INTEREST                                                   24  CA           95258    7.600   7.100     7.600
 682    6 MONTHS INTEREST                                                   24  CA           95361    6.375   5.875     6.375
 683    6 MONTHS INTEREST                                                   36  CA           93230    6.990   6.490     6.990
 684    6 MONTHS INTEREST                                                   24  CA           95204    7.750   7.250     7.750
 685    NO PENALTY                                                           0  CO           80021    7.250   6.750     7.250
 686    6 MONTHS INTEREST                                                   24  CA           95207    6.500   6.000     6.500
 687    1%                                                                  36  CA           95688    6.630   6.130     6.630
 688    6 MONTHS INTEREST                                                   36  CA           94533    6.350   5.850     6.350
 689    6 MONTHS INTEREST                                                   24  CA           94621    6.750   6.250     6.750
 690    6 MONTHS INTEREST                                                   36  CA           94030    6.350   5.850     6.350
 691    6 MONTHS INTEREST                                                   12  CA           90302    6.550   6.050     6.550
 692    6 MONTHS INTEREST                                                   24  CA           91724    6.150   5.650     6.150
 693    6 MONTHS INTEREST                                                   24  CA           91331    6.725   6.225     6.725
 694    6 MONTHS INTEREST                                                   36  CA           91791    6.375   5.875     6.375
 695    6 MONTHS INTEREST                                                   24  CA           92025    6.270   5.770     6.270
 696    6 MONTHS INTEREST                                                   24  CA           92346    7.550   7.050     7.550
 697    6 MONTHS INTEREST                                                   36  CA           95969    6.350   5.850     6.350
 698    6 MONTHS INTEREST                                                   12  CA           93033    6.500   6.000     6.500
 699    6 MONTHS INTEREST                                                   24  CA           95351    7.150   6.650     7.150
 700    6 MONTHS INTEREST                                                   24  CA           95407    6.750   6.250     6.750
 701    6 MONTHS INTEREST                                                   36  CA           95757    6.500   6.000     6.500
 702    6 MONTHS INTEREST                                                   36  CA           91214    6.890   6.390     6.890
 703    1%                                                                  24  OR           97023    8.450   7.950     8.450
 704    5%                                                                  36  FL           32779    6.500   6.000     6.500
 705    6 MONTHS INTEREST                                                   24  CA           90037    6.399   5.899     6.399
 706    6 MONTHS INTEREST                                                   36  CA           91792    6.350   5.850     6.350
 707    6 MONTHS INTEREST                                                   36  CA           92128    6.400   5.900     6.400
 708    6 MONTHS INTEREST                                                   24  CA           95823    7.800   7.300     7.800
 709    6 MONTHS INTEREST                                                   24  CA           91766    7.400   6.900     7.400
 710    6 MONTHS INTEREST                                                   36  CA           93402    6.990   6.490     6.990
 711    6 MONTHS INTEREST                                                   36  CA           94806    6.450   5.950     6.450
 712    6 MONTHS INTEREST                                                   36  CA           95355    7.990   7.490     7.990
 713    6 MONTHS INTEREST                                                   36  CA           91342    7.000   6.500     7.000
 714    6 MONTHS INTEREST                                                   36  CA           92805    6.880   6.380     6.880
 715    5%                                                                  36  CT            6108    7.000   6.500     7.000
 716    NO PENALTY                                                           0  ME            4412    7.990   7.490     7.990
 717    5%                                                                  36  CT            6339    6.500   6.000     6.500
 718    3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST          24  MA            2360    6.400   5.900     6.400
 719    5%                                                                  36  CT            6118    6.990   6.490     6.990
 720    5%                                                                  36  RI            2889    6.500   6.000     6.500
 721    NO PENALTY                                                           0  MA            1602    7.990   7.490     7.990
 722    5%                                                                  24  CT            6051    8.300   7.800     8.300
 723    NO PENALTY                                                           0  MA            1841    6.990   6.490     6.990
 724    5%                                                                  36  CT            6517    8.200   7.700     8.200
 725    NO PENALTY                                                           0  ME            4330    7.750   7.250     7.750
 726    5%                                                                  24  RI            2889    7.625   7.125     7.625
 727    5%                                                                  24  RI            2888    7.625   7.125     7.625
 728    5%                                                                  24  CT            6489    6.550   6.050     6.550
 729    NO PENALTY                                                           0  ME            4240    7.990   7.490     7.990
 730    3 MONTHS INTEREST OR REMAINING BALANCE OF 1ST YRS INTEREST          24  MA            2769    7.990   7.490     7.990
 731    NO PENALTY                                                           0  RI            2911    7.875   7.375     7.875
 732    1%                                                                  36  OH           43602    8.700   8.200     8.700
 733    1%                                                                  24  OH           44601    8.900   8.400     8.900
 734    1%                                                                  36  OH           44112    7.950   7.450     7.950
 735    1%                                                                  24  OH           44708    7.290   6.790     7.290
 736    1%                                                                  36  MI           48867    8.790   8.290     8.790
 737    NO PENALTY                                                           0  ME            4938    6.990   6.490     6.990
 738    NO PENALTY                                                           0  IL           60428    9.750   9.250     9.750
 739    2 MONTHS INTEREST                                                   36  MN           56377    7.950   7.450     7.950
 740    2 MONTHS INTEREST                                                   24  MN           55014    7.690   7.190     7.690
 741    NO PENALTY                                                           0  IL           60608    9.000   8.500     9.000
 742    2 MONTHS INTEREST                                                   24  MN           55432    7.490   6.990     7.490
 743    NO PENALTY                                                           0  IL           60402    6.950   6.450     6.950
 744    NO PENALTY                                                           0  IL           60002    8.790   8.290     8.790
 745    2 MONTHS INTEREST                                                   24  MN           55355    6.470   5.970     6.470
 746    2 MONTHS INTEREST                                                   36  WI           53121    7.460   6.960     7.460
 747    NO PENALTY                                                           0  IL           60432    8.990   8.490     8.990
 748    NO PENALTY                                                           0  IL           60035    7.350   6.850     7.350
 749    NO PENALTY                                                           0  IL           60176    7.850   7.350     7.850
 750    NO PENALTY                                                           0  IL           60477    7.640   7.140     7.640
 751    NO PENALTY                                                           0  IL           60638    7.690   7.190     7.690
 752    NO PENALTY                                                           0  IL           60517    8.500   8.000     8.500
 753    5%                                                                  24  OK           74133    8.490   7.990     8.490
 754    5%                                                                  36  FL           34606    6.880   6.380     6.880
 755    2 MONTHS INTEREST                                                   24  WI           53551    7.650   7.150     7.650
 756    6 MONTHS INTEREST                                                   36  CA           95023    6.875   6.375     6.875
 757    5%                                                                  36  UT           84092    8.150   7.650     8.150
 758    1%                                                                  36  OR           97236    8.250   7.750     8.250
 759    5%                                                                  24  WA           98682    6.650   6.150     6.650
 760    6 MONTHS INTEREST                                                   36  CA           92337    6.600   6.100     6.600
 761    5%                                                                  36  FL           32746    6.250   5.750     6.250
 762    5%                                                                  36  TN           38052    9.590   9.090     9.590
 763    1%                                                                  12  OH           43035    6.740   6.240     6.740
 764    5%                                                                  36  FL           32771    6.850   6.350     6.850
 765    5%,4%,3%                                                            36  MS           39648    7.690   7.190     7.690

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 681        0.500          2        360        58        60       360        358      1
 682        0.500          3        360        57        60       360        357      1
 683        0.500          3        360        57        60       360        357      2
 684        0.500          2        480         0         0       360        358      1
 685        0.500          3        360         0         0       360        357      1
 686        0.500          3        360         0         0       360        357      2
 687        0.500          2        360        58        60       360        358      1
 688        0.500          2        480         0         0       360        358      1
 689        0.500          2        480         0         0       360        358      1
 690        0.500          2        360        58        60       360        358      1
 691        0.500          2        480         0         0       360        358      1
 692        0.500          2        360        58        60       360        358      1
 693        0.500          2        480         0         0       360        358      1
 694        0.500          2        480         0         0       360        358      2
 695        0.500          2        360        58        60       360        358      2
 696        0.500          2        360        58        60       360        358      2
 697        0.500          2        360         0         0       360        358      2
 698        0.500          2        360        58        60       360        358      2
 699        0.500          2        480         0         0       360        358      1
 700        0.500          2        360        58        60       360        358      2
 701        0.500          2        360        58        60       360        358      2
 702        0.500          2        360         0         0       360        358      1
 703        0.500          2        360        58        60       360        358      1
 704        0.500          2        360         0         0       360        358      1
 705        0.500          2        360        58        60       360        358      1
 706        0.500          2        360        58        60       360        358      1
 707        0.500          2        600         0         0       360        358      1
 708        0.500          2        480         0         0       360        358      1
 709        0.500          2        600         0         0       360        358      1
 710        0.500          2        360        58        60       360        358      1
 711        0.500          2        600         0         0       360        358      1
 712        0.500          2        540         0         0       360        358      1
 713        0.500          2        360         0         0       360        358      2
 714        0.500          2        360         0         0       360        358      1
 715        0.500          3        360         0         0       360        357      1
 716        0.500          3        360         0         0       360        357      1
 717        0.500          3        360        57        60       360        357      1
 718        0.500          3        360         0         0       360        357      1
 719        0.500          3        360        57        60       360        357      1
 720        0.500          3        360         0         0       360        357      1
 721        0.500          3        360         0         0       360        357      1
 722        0.500          2        360         0         0       360        358      1
 723        0.500          2        480         0         0       360        358      1
 724        0.500          2        360         0         0       360        358      2
 725        0.500          2        360         0         0       360        358      1
 726        0.500          2        480         0         0       360        358      2
 727        0.500          2        480         0         0       360        358      2
 728        0.500          2        360         0         0       360        358      2
 729        0.500          2        360         0         0       360        358      1
 730        0.500          2        360         0         0       360        358      1
 731        0.500          2        360         0         0       360        358      1
 732        0.500          3        360         0         0       360        357      1
 733        0.500          2        360         0         0       360        358      2
 734        0.500          3        180         0         0       180        177      1
 735        0.500          2        360        58        60       360        358      1
 736        0.500          2        480         0         0       360        358      1
 737        0.500          2        360         0         0       360        358      2
 738        0.500          2        360         0         0       360        358      1
 739        0.500          3        360        57        60       360        357      1
 740        0.500          3        480         0         0       360        357      1
 741        0.500          2        360        58        60       360        358      1
 742        0.500          3        360        57        60       360        357      1
 743        0.500          2        360         0         0       360        358      2
 744        0.500          3        360         0         0       360        357      1
 745        0.500          3        360         0         0       360        357      1
 746        0.500          3        360        57        60       360        357      1
 747        0.500          2        360         0         0       360        358      1
 748        0.500          3        360        57        60       360        357      2
 749        0.500          2        360        58        60       360        358      1
 750        0.500          2        360         0         0       360        358      1
 751        0.500          2        360        58        60       360        358      1
 752        0.500          2        360         0         0       360        358      2
 753        0.500          2        360         0         0       360        358      2
 754        0.500          2        360         0         0       360        358      1
 755        0.500          2        360        58        60       360        358      1
 756        0.500          3        360         0         0       360        357      2
 757        0.500          2        360        58        60       360        358      1
 758        0.500          3        360         0         0       360        357      2
 759        0.500          3        360        57        60       360        357      1
 760        0.500          2        360         0         0       360        358      1
 761        0.500          2        360         0         0       360        358      1
 762        0.500          3        240         0         0       240        237      1
 763        0.500          2        360        58        60       360        358      1
 764        0.500          2        360         0         0       360        358      1
 765        0.500          2        180         0         0       180        178      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 766      20090401   3.620   14.670    8.670     2.000       1.000     6.000          31           6  388,811.55  389,500.00
 767      20090501   3.340   14.560    8.560     2.000       1.000     6.000          32           6  241,959.07  242,250.00
 768      20080601   5.990   13.990    7.990     2.000       1.000     6.000          21           6  438,300.00  438,300.00
 769      20080601   7.610   15.610    9.610     2.000       1.000     6.000          21           6  183,911.57  184,000.00
 770      20080701   2.750   14.000    8.000     2.000       1.000     6.000          22           6   87,203.05   87,261.60
 771      20080701   3.710   14.990    8.990     2.000       1.000     6.000          22           6  234,000.00  234,000.00
 772      20090501   5.800   13.800    7.800     2.000       1.000     6.000          32           6  349,500.00  349,500.00
 773      20090601   4.930   12.930    6.930     2.000       1.000     6.000          33           6  320,000.00  320,000.00
 774      20080601   6.410   14.410    8.410     2.000       1.000     6.000          21           6  255,842.02  256,000.00
 775      20080701   6.650   14.650    8.650     3.000       1.000     6.000          22           6   73,150.00   73,150.00
 776      20080701   4.975   12.975    6.975     3.000       1.000     6.000          22           6  240,000.00  240,000.00
 777      20090701   5.150   14.250    8.250     3.000       1.000     6.000          34           6  200,000.00  200,000.00
 778      20080801   5.900   13.900    7.900     3.000       1.000     6.000          23           6  274,500.00  274,500.00
 779      20080601   3.725   12.825    6.825     3.000       1.000     6.000          21           6  138,000.00  138,000.00
 780      20090701   6.100   14.100    8.100     3.000       1.000     6.000          34           6  166,400.00  166,400.00
 781      20080801   5.800   13.990    7.990     3.000       1.000     6.000          23           6  189,000.00  189,000.00
 782      20080801   5.500   13.500    7.500     3.000       1.000     6.000          23           6  225,600.00  225,600.00
 783      20090701   6.175   14.175    8.175     3.000       1.000     6.000          34           6  205,000.00  205,000.00
 784      20080801   6.550   14.550    8.550     3.000       1.000     6.000          23           6  235,000.00  235,000.00
 785      20080701   5.300   13.300    7.300     3.000       1.000     6.000          22           6  228,000.00  228,000.00
 786      20080801   5.650   13.650    7.650     3.000       1.000     6.000          23           6  279,920.00  279,920.00
 787      20090701   6.400   14.400    8.400     3.000       1.000     6.000          34           6  209,900.00  209,900.00
 788      20080701   7.150   15.150    9.150     3.000       1.000     6.000          22           6  115,110.00  115,110.00
 789      20080701   3.250   14.625    3.250     2.000       2.000     6.000          22          12   74,844.15   74,900.00
 790      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  147,500.00  147,500.00
 791      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  106,938.44  107,000.00
 792      20090701   3.250   14.875    3.250     2.000       2.000     6.000          34          12   64,500.00   64,500.00
 793      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  204,882.05  205,000.00
 794      20090701   3.250   14.875    3.250     2.000       2.000     6.000          34          12   89,849.60   89,900.00
 795      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  295,000.00  295,000.00
 796      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  204,900.00  204,900.00
 797      20080701   4.750   14.375    4.750     3.000       1.000     6.000          22           6  249,844.60  250,000.00
 798      20090701   4.780   12.780    6.780     2.000       1.000     6.000          34           6  240,000.00  240,000.00
 799      20080701   5.990   13.990    7.990     2.000       1.000     6.000          22           6  217,000.00  217,000.00
 800      20080701   5.200   13.200    7.200     2.000       1.000     6.000          22           6  337,500.00  337,500.00
 801      20090701   5.290   13.290    7.290     2.000       1.000     6.000          34           6  235,450.00  235,450.00
 802      20080701   5.350   13.350    7.350     2.000       1.000     6.000          22           6  167,960.49  168,000.00
 803      20080701   6.740   14.740    8.740     2.000       1.000     6.000          22           6   86,350.19   86,400.00
 804      20080701   6.190   14.190    8.190     2.000       1.000     6.000          22           6  172,479.77  172,500.00
 805      20090701   4.990   12.990    6.990     2.000       1.000     6.000          34           6  453,377.33  453,750.00
 806      20080701   6.380   14.380    8.380     2.000       1.000     6.000          22           6  107,932.94  108,000.00
 807      20090701   6.375   15.625    8.625     3.000       1.000     7.000          34           6  265,000.00  265,000.00
 808      20080701   6.500   14.375    6.500     3.000       1.000     5.000          22           6  179,200.00  179,200.00
 809      20090601   8.250   16.250    9.250     3.000       1.000     7.000          33           6  125,035.14  125,100.00
 810             0      --       --       --        --          --        --           0           0   50,000.00   50,000.00
 811             0      --       --       --        --          --        --           0           0  145,000.00  145,000.00
 812             0      --       --       --        --          --        --           0           0   94,550.00   94,550.00
 813      20080801   6.500   14.500    7.500     3.000       1.000     7.000          23           6  100,000.00  100,000.00
 814             0      --       --       --        --          --        --           0           0  120,000.00  120,000.00
 815      20090801   5.500   14.875    7.875     3.000       1.000     7.000          35           6   98,400.00   98,400.00
 816             0      --       --       --        --          --        --           0           0  110,000.00  110,000.00
 817             0      --       --       --        --          --        --           0           0  100,000.00  100,000.00
 818      20090701   7.375   15.375    8.375     3.000       1.000     7.000          34           6  259,900.00  259,900.00
 819      20090801   5.500   15.375    8.375     3.000       1.000     7.000          35           6   61,200.00   61,200.00
 820             0      --       --       --        --          --        --           0           0  185,000.00  185,000.00
 821             0      --       --       --        --          --        --           0           0  140,000.00  140,000.00
 822             0      --       --       --        --          --        --           0           0  222,000.00  222,000.00
 823      20090801   6.000   15.990    8.990     3.000       1.000     7.000          35           6  260,000.00  260,000.00
 824             0      --       --       --        --          --        --           0           0  150,000.00  150,000.00
 825      20080801   6.775   14.775    7.775     3.000       1.000     7.000          23           6  132,000.00  132,000.00
 826             0      --       --       --        --          --        --           0           0   52,000.00   52,000.00
 827      20090801   6.875   15.875    8.875     3.000       1.000     7.000          35           6   55,000.00   55,000.00
 828      20080801   6.000   13.500    6.000     3.000       1.000     5.000          23           6  209,100.00  209,100.00
 829             0      --       --       --        --          --        --           0           0  172,000.00  172,000.00
 830             0      --       --       --        --          --        --           0           0  137,500.00  137,500.00
 831      20080801   7.875   15.875    8.875     3.000       1.000     7.000          23           6  470,000.00  470,000.00
 832      20080801   6.250   13.750    6.750     3.000       1.000     7.000          23           6  177,600.00  177,600.00
 833             0      --       --       --        --          --        --           0           0   50,000.00   50,000.00
 834             0      --       --       --        --          --        --           0           0   50,000.00   50,000.00
 835             0      --       --       --        --          --        --           0           0  304,000.00  304,000.00
 836      20080801   6.000   15.750    8.750     3.000       1.000     7.000          23           6  223,200.00  223,200.00
 837             0      --       --       --        --          --        --           0           0   68,900.00   68,900.00
 838             0      --       --       --        --          --        --           0           0  100,000.00  100,000.00
 839      20090801   6.875   14.875    7.875     3.000       1.000     7.000          35           6  120,000.00  120,000.00
 840      20080801   6.625   15.875    8.875     3.000       1.000     7.000          23           6  196,800.00  196,800.00
 841             0      --       --       --        --          --        --           0           0  454,930.00  454,930.00
 842             0      --       --       --        --          --        --           0           0   97,000.00   97,000.00
 843             0      --       --       --        --          --        --           0           0   50,000.00   50,000.00
 844             0      --       --       --        --          --        --           0           0  140,000.00  140,000.00
 845             0      --       --       --        --          --        --           0           0  275,000.00  275,000.00
 846             0      --       --       --        --          --        --           0           0   74,000.00   74,000.00
 847             0      --       --       --        --          --        --           0           0   75,600.00   75,600.00
 848             0      --       --       --        --          --        --           0           0  176,000.00  176,000.00
 849             0      --       --       --        --          --        --           0           0  262,500.00  262,500.00
 850             0      --       --       --        --          --        --           0           0  100,000.00  100,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 766         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 767         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 768         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 769         --   46,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 770         --   21,815.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 771         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 772         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 773         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 774         --   64,000.00  ARM         Non-Balloon  Lite              Libor - 6 Month
 775         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 776         --   60,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 777         --   50,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 778         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 779         --   34,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 780         --   41,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 781         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 782         --   56,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 783         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 784         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 785         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 786         --   69,963.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 787         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 788         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 789         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 790         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 791         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 792         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 793         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 794         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 795         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 796         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
 797         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 798         --          --  ARM         Balloon      Stated            Libor - 6 Month
 799         --          --  ARM         Balloon      Stated            Libor - 6 Month
 800         --          --  ARM         Balloon      Stated            Libor - 6 Month
 801         --          --  ARM         Balloon      Stated            Libor - 6 Month
 802         --   42,000.00  ARM         Balloon      Full              Libor - 6 Month
 803         --   21,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 804         --   57,500.00  ARM         Balloon      Stated            Libor - 6 Month
 805         --  151,250.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 806         --   27,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 807         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 808         --   22,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 809         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 810         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 811         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 812         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 813         --   25,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 814         --   30,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 815         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 816         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 817         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 818         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 819         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 820         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 821         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 822         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 823         --   65,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 824         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 825         --   33,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 826         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 827         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 828         --   36,900.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 829         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 830         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 831         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 832         --   44,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 833         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 834         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 835         --   43,450.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
 836         --   55,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 837         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 838         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 839         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 840         --   49,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 841         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 842         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 843         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 844         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 845         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 846         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 847         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 848         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 849         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 850         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 766    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 767    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 768    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 769    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 770    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 771    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 772    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 773    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 774    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 775    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 776    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 777    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 778    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 779    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 780    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 781    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 782    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 783    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 784    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 785    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 786    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 787    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 788    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 789    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 790    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 791    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 792    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 793    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 794    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 795    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 796    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
 797    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 798    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 799    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 800    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 801    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 802    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (45 due in 30)
 803    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 804    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 805    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 806    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 807    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 808    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 809    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 810    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 811    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 812    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
 813    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 814    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 815    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 816    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 817    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 818    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 819    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 820    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 821    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 822    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 823    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 824    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 825    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 826    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 10 Year
 827    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 828    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 829    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 830    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 831    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 832    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 833    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 834    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 15 Year
 835    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
 836    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 837    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 838    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
 839    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 840    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 841    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 842    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 843    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 844    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 845    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 846    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 847    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 848    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 849    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 850    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 766    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060325  20060501
 767    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060420  20060601
 768    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060701
 769    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
 770    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 771    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060527  20060801
 772    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060427  20060601
 773    Single Family Residence      Purchase               WILSHIRE  20060901     20060502  20060701
 774    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
 775    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
 776    Townhouse                    Purchase               WILSHIRE  20060901     20060619  20060801
 777    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 778    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 779    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060519  20060701
 780    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 781    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 782    2 Family                     Purchase               WILSHIRE  20060901     20060712  20060901
 783    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 784    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
 785    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060627  20060801
 786    PUD                          Purchase               WILSHIRE  20060901     20060710  20060901
 787    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
 788    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 789    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060608  20060801
 790    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060619  20060801
 791    PUD                          Purchase               WILSHIRE  20060901     20060614  20060801
 792    2 Family                     Purchase               WILSHIRE  20060901     20060607  20060801
 793    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
 794    PUD                          Purchase               WILSHIRE  20060901     20060621  20060801
 795    2 Family                     Purchase               WILSHIRE  20060901     20060620  20060801
 796    Single Family Residence      Purchase               WILSHIRE  20060901     20060619  20060801
 797    Single Family Residence      Purchase               WILSHIRE  20060901     20060622  20060801
 798    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
 799    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 800    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
 801    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 802    Single Family Residence      Purchase               WILSHIRE  20060901     20060621  20060801
 803    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
 804    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
 805    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
 806    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
 807    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
 808    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060629  20060801
 809    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060530  20060701
 810    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 811    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060712  20060901
 812    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
 813    Single Family Residence      Purchase               WILSHIRE  20060901     20060712  20060901
 814    PUD                          Purchase               WILSHIRE  20060901     20060721  20060901
 815    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 816    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 817    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
 818    PUD                          Purchase               WILSHIRE  20060901     20060602  20060801
 819    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
 820    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 821    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 822    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060720  20060901
 823    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060725  20060901
 824    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 825    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
 826    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
 827    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 828    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
 829    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
 830    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 831    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
 832    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
 833    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 834    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060801
 835    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 836    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
 837    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060725  20060901
 838    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 839    3-4 Family                   Refinance - Cashout    WILSHIRE  20060901     20060715  20060901
 840    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 841    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
 842    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 843    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
 844    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060720  20060901
 845    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 846    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060720  20060901
 847    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
 848    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 849    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 850    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060725  20060901

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 766    20360401            44.76    675  SA2        95.00      95.00
 767    20360501            55.16    769  SA1        95.00      95.00
 768    20360601            46.15    686  SA1        90.00      90.00
 769    20360601            48.41    703  PA2        80.00     100.00
 770    20360701            38.47    694  PA2        80.00     100.00
 771    20360701            45.94    678  SA2        90.00      90.00
 772    20360501            44.34    662  SA2        93.20      93.20
 773    20360601            43.01    652  PA3        80.00      80.00
 774    20360601            50.16    672  PA3        80.00     100.00
 775    20360701            37.48    719  SA1        95.00      95.00
 776    20360701            43.18    696  PA2        80.00     100.00
 777    20360701            48.58    640  PA3        80.00     100.00
 778    20360801            46.21    715  SA1        90.00      90.00
 779    20360601            34.97    711  PA2        80.00     100.00
 780    20360701            49.01    719  PA2        80.00     100.00
 781    20360801            46.39    687  SA1        90.00      90.00
 782    20360801            33.34    780  PA1        80.00     100.00
 783    20360701            31.14    703  SA1        97.62      97.62
 784    20360801            47.96    720  SA1        89.69      89.69
 785    20360701            39.83    675  PA3        79.72      79.72
 786    20360801             42.7    701  PA2        79.98      99.97
 787    20360701               42    738  SA1       100.00     100.00
 788    20360701            24.03    667  SA2        90.00      90.00
 789    20360701            40.82    728  SA1       100.00     100.00
 790    20360701            46.34    777  SA1       100.00     100.00
 791    20360701            41.57    744  SA1       100.00     100.00
 792    20360701            36.95    730  SA1       100.00     100.00
 793    20360701            47.21    730  SA1       100.00     100.00
 794    20360701            25.11    746  SA1       100.00     100.00
 795    20360701            42.16    722  SA1       100.00     100.00
 796    20360701            39.25    722  SA1       100.00     100.00
 797    20360701            48.61    697  SA1       100.00     100.00
 798    20360701             46.3    700  PA2        80.00      80.00
 799    20360701            42.33    642  PA3        79.49      79.49
 800    20360701            45.12    707  PA2        75.00      75.00
 801    20360701            43.59    674  SA2        85.00      85.00
 802    20360701            51.79    634  PA3        80.00     100.00
 803    20360701            45.65    682  PA2        80.00     100.00
 804    20360701            35.11    685  PA2        75.00     100.00
 805    20360701            38.37    686  PA2        75.00     100.00
 806    20360701            40.18    801  PA1        80.00     100.00
 807    20360701             45.4    692  SA1       100.00     100.00
 808    20360701            42.24    684  PA2        80.00      90.00
 809    20360601             42.2    770  SA1        90.00      90.00
 810    20210801            17.79    732  PA1        78.13      78.13
 811    20360801            48.64    701  PA2        58.00      58.00
 812    20360801            48.97    728  PA1        78.79      78.79
 813    20360801            38.36    670  PA3        80.00     100.00
 814    20360801            43.74    747  PA1        80.00     100.00
 815    20360801             42.5    682  PA2        80.00      80.00
 816    20210701            21.09    701  PA2        56.41      56.41
 817    20210801            39.08    662  PA3        80.00      80.00
 818    20360701            44.06    680  SA1       100.00     100.00
 819    20360801            34.75    671  SA2        83.84      83.84
 820    20360801            44.73    690  PA2        77.08      77.08
 821    20210801            17.65    645  PA3        62.22      62.22
 822    20360801            30.03    630  PA3        65.29      65.29
 823    20360801            46.34    670  PA3        80.00     100.00
 824    20360801             39.9    697  PA2        33.33      33.33
 825    20360801            47.43    652  PA3        80.00     100.00
 826    20160801            40.31    717  PA2        76.47      76.47
 827    20360801            28.56    626  PA3        23.91      23.91
 828    20360801            46.71    684  SA1        85.00     100.00
 829    20360801            40.62    733  PA1        66.93      66.93
 830    20360801            41.62    654  PA3        63.95      63.95
 831    20360801             49.7    671  SA2       100.00     100.00
 832    20360801            46.32    674  PA3        80.00     100.00
 833    20360801            45.52    719  PA2        79.37      79.37
 834    20210701            32.94    623  PA3        21.01      21.01
 835    20360801             31.7    754  PA1        76.96      87.96
 836    20360801             45.3    645  PA3        80.00     100.00
 837    20360801            21.18    703  PA2        65.00      65.00
 838    20260801            27.23    688  PA2        35.86      35.86
 839    20360801             49.9    629  PA3        44.44      44.44
 840    20360801            40.73    644  PA3        80.00     100.00
 841    20210801            25.48    796  PA1        70.00      70.00
 842    20210801            34.85    629  PA3        56.40      56.40
 843    20360701            26.21    711  PA2        31.85      31.85
 844    20360801            24.04    641  PA3        60.87      60.87
 845    20360801            43.17    634  PA3        73.33      73.33
 846    20360801            45.71    643  PA3        50.86      50.86
 847    20210801            42.17    670  PA3        65.34      65.34
 848    20360801            25.46    653  PA3        70.97      70.97
 849    20360801            37.61    645  PA3        75.00      75.00
 850    20360801            39.35    710  PA2        38.31      38.31


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 766    NO PENALTY                                                           0  IL           60402    8.670   8.170     8.670
 767    NO PENALTY                                                           0  IL           60804    8.560   8.060     8.560
 768    6 MONTHS INTEREST                                                   12  CA           90810    7.990   7.490     7.990
 769    1%                                                                  24  GA           30312    9.610   9.110     9.610
 770    NO PENALTY                                                           0  IL           60429    8.000   7.500     8.000
 771    NO PENALTY                                                           0  IL           60030    8.990   8.490     8.990
 772    1%                                                                  36  NV           89121    7.800   7.300     7.800
 773    1%                                                                  36  CA           92336    6.930   6.430     6.930
 774    5%                                                                  24  WA           98391    8.410   7.910     8.410
 775    6 MONTHS INTEREST                                                   24  NC           28532    8.650   8.150     8.650
 776    6 MONTHS INTEREST                                                   12  IL           60477    6.975   6.475     6.975
 777    NO PENALTY                                                           0  IL           60452    8.250   7.750     8.250
 778    1%                                                                  12  IL           60623    7.900   7.400     7.900
 779    6 MONTHS INTEREST                                                   24  CO           80026    6.825   6.325     6.825
 780    NO PENALTY                                                           0  IL           60478    8.100   7.600     8.100
 781    1%                                                                  12  IL           60620    7.990   7.490     7.990
 782    NO PENALTY                                                           0  IL           60620    7.500   7.000     7.500
 783    2 MONTHS INTEREST                                                   36  MN           55422    8.175   7.675     8.175
 784    6 MONTHS INTEREST                                                   24  FL           33169    8.550   8.050     8.550
 785    6 MONTHS INTEREST                                                   24  FL           33157    7.300   6.800     7.300
 786    6 MONTHS INTEREST                                                   24  FL           33196    7.650   7.150     7.650
 787    2 MONTHS INTEREST                                                   36  MN           55412    8.400   7.900     8.400
 788    6 MONTHS INTEREST                                                   24  NC           28147    9.150   8.650     9.150
 789    NO PENALTY                                                           0  GA           30566    8.625   8.125     8.625
 790    NO PENALTY                                                           0  IL           60637    8.750   8.250     8.750
 791    NO PENALTY                                                           0  GA           30038    8.750   8.250     8.750
 792    2 MONTHS INTEREST                                                   36  WI           54880    8.875   8.375     8.875
 793    NO PENALTY                                                           0  CO           80211    8.750   8.250     8.750
 794    6 MONTHS INTEREST                                                   36  TX           77521    8.875   8.375     8.875
 795    NO PENALTY                                                           0  IL           60609    8.750   8.250     8.750
 796    NO PENALTY                                                           0  IL           60608    8.750   8.250     8.750
 797    NO PENALTY                                                           0  WA           98366    8.375   7.875     8.375
 798    5%                                                                  36  FL           33609    6.780   6.280     6.780
 799    5%                                                                  24  CT            6385    7.990   7.490     7.990
 800    NO PENALTY                                                           0  IL           60639    7.200   6.700     7.200
 801    5%                                                                  24  RI            2808    7.290   6.790     7.290
 802    2 MONTHS INTEREST                                                   24  MD           20785    7.350   6.850     7.350
 803    2%                                                                  24  MO           64151    8.740   8.240     8.740
 804    NO PENALTY                                                           0  CT            6492    8.190   7.690     8.190
 805    5%                                                                  12  NY           11733    6.990   6.490     6.990
 806    NO PENALTY                                                           0  IL           61614    8.380   7.880     8.380
 807    NO PENALTY                                                           0  IL           60651    8.625   8.125     8.625
 808    NO PENALTY                                                          24  AZ           85705    9.375   8.875     9.375
 809    NO PENALTY                                                          36  MI           49546    9.250   8.750     9.250
 810    NO PENALTY                                                           0  IA           50048    7.750   7.250     7.750
 811    NO PENALTY                                                          36  IL           60104    6.375   5.875     6.375
 812    NO PENALTY                                                          36  VA           23663    7.625   7.125     7.625
 813    NO PENALTY                                                           0  GA           30013    7.500   7.000     7.500
 814    NO PENALTY                                                          36  TX           78681    7.250   6.750     7.250
 815    NO PENALTY                                                           0  TX           78624    7.875   7.375     7.875
 816    NO PENALTY                                                          36  OK           74820    6.000   5.500     6.000
 817    NO PENALTY                                                           0  TX           78043    6.875   6.375     6.875
 818    NO PENALTY                                                          36  AZ           85310    8.375   7.875     8.375
 819    NO PENALTY                                                           0  IA           50701    8.375   7.875     8.375
 820    NO PENALTY                                                          36  AZ           85716    6.875   6.375     6.875
 821    NO PENALTY                                                           0  TX           77041    7.375   6.875     7.375
 822    NO PENALTY                                                          36  NV           89032    7.250   6.750     7.250
 823    NO PENALTY                                                           0  IL           60181    8.990   8.490     8.990
 824    NO PENALTY                                                          36  CA           92345    6.750   6.250     6.750
 825    NO PENALTY                                                          12  TX           78526    7.775   7.275     7.775
 826    NO PENALTY                                                           0  TX           77590    7.375   6.875     7.375
 827    NO PENALTY                                                          36  CA           93309    8.875   8.375     8.875
 828    NO PENALTY                                                           0  IL           60629    8.500   8.000     8.500
 829    NO PENALTY                                                          36  FL           34209    6.750   6.250     6.750
 830    NO PENALTY                                                          36  NV           89106    7.125   6.625     7.125
 831    NO PENALTY                                                           0  CA           92114    8.875   8.375     8.875
 832    NO PENALTY                                                          24  TN           37129    6.750   6.250     6.750
 833    NO PENALTY                                                          36  VA           23974    7.875   7.375     7.875
 834    NO PENALTY                                                          36  VA           22508    8.625   8.125     8.625
 835    NO PENALTY                                                           0  GA           30305    6.750   6.250     6.750
 836    NO PENALTY                                                           0  IL           60651    8.750   8.250     8.750
 837    NO PENALTY                                                           0  NM           87124    7.625   7.125     7.625
 838    NO PENALTY                                                          36  PA           19512    6.750   6.250     6.750
 839    NO PENALTY                                                          36  PA           19143    7.875   7.375     7.875
 840    NO PENALTY                                                           0  WA           98270    8.875   8.375     8.875
 841    NO PENALTY                                                          12  CT            6074    6.250   5.750     6.250
 842    NO PENALTY                                                          36  FL           32548    7.250   6.750     7.250
 843    NO PENALTY                                                          36  AZ           85743    6.750   6.250     6.750
 844    NO PENALTY                                                          36  FL           32456    6.875   6.375     6.875
 845    NO PENALTY                                                          36  FL           33411    7.750   7.250     7.750
 846    NO PENALTY                                                           0  TX           78250    7.375   6.875     7.375
 847    NO PENALTY                                                          36  PA           17512    7.000   6.500     7.000
 848    NO PENALTY                                                           0  TX           76655    7.750   7.250     7.750
 849    NO PENALTY                                                          36  PA           18088    7.500   7.000     7.500
 850    NO PENALTY                                                           0  VA           23452    7.250   6.750     7.250

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 766        0.500          5        360         0         0       360        355      1
 767        0.500          4        360         0         0       360        356      1
 768        0.500          3        360        57        60       360        357      2
 769        0.500          3        360         0         0       360        357      1
 770        0.500          2        360         0         0       360        358      1
 771        0.500          2        360        58        60       360        358      1
 772        0.500          4        360        56        60       360        356      1
 773        0.500          3        360        57        60       360        357      2
 774        0.500          3        360         0         0       360        357      2
 775        0.500          2        360         0         0       360        358      1
 776        0.500          2        360        58        60       360        358      2
 777        0.500          2        360         0         0       360        358      1
 778        0.500          1        360         0         0       360        359      1
 779        0.500          3        360        57        60       360        357      1
 780        0.500          2        360         0         0       360        358      1
 781        0.500          1        360         0         0       360        359      1
 782        0.500          1        360         0         0       360        359      2
 783        0.500          2        360        58        60       360        358      1
 784        0.500          1        360         0         0       360        359      1
 785        0.500          2        360        58        60       360        358      1
 786        0.500          1        360        59        60       360        359      2
 787        0.500          2        360         0         0       360        358      1
 788        0.500          2        360         0         0       360        358      1
 789        0.500          2        360         0         0       360        358      1
 790        0.500          2        360         0         0       360        358      1
 791        0.500          2        360         0         0       360        358      2
 792        0.500          2        360         0         0       360        358      1
 793        0.500          2        360         0         0       360        358      1
 794        0.500          2        360         0         0       360        358      1
 795        0.500          2        360         0         0       360        358      1
 796        0.500          2        360         0         0       360        358      1
 797        0.500          2        360         0         0       360        358      1
 798        0.500          2        600         0         0       360        358      1
 799        0.500          2        600         0         0       360        358      1
 800        0.500          2        600         0         0       360        358      1
 801        0.500          2        600         0         0       360        358      1
 802        0.500          2        540         0         0       360        358      1
 803        0.500          2        360         0         0       360        358      1
 804        0.500          2        600         0         0       360        358      2
 805        0.500          2        360         0         0       360        358      2
 806        0.500          2        360         0         0       360        358      1
 807        0.500          2        360         0         0       360        358      1
 808        0.500          2        360         0         0       360        358      1
 809        0.500          3        360         0         0       360        357      1
 810        0.500          1        180         0         0       180        179      2
 811        0.500          1        360         0         0       360        359      2
 812        0.500          1        360         0         0       360        359      1
 813        0.500          1        360         0         0       360        359      1
 814        0.500          1        360         0         0       360        359      1
 815        0.500          1        360         0         0       360        359      1
 816        0.500          2        180         0         0       180        178      2
 817        0.500          1        180         0         0       180        179      1
 818        0.500          2        360        58        60       360        358      1
 819        0.500          1        360         0         0       360        359      1
 820        0.500          1        360         0         0       360        359      2
 821        0.500          1        180         0         0       180        179      1
 822        0.500          1        360         0         0       360        359      1
 823        0.500          1        360        59        60       360        359      1
 824        0.500          1        360         0         0       360        359      1
 825        0.500          1        360         0         0       360        359      2
 826        0.500          1        120         0         0       120        119      1
 827        0.500          1        360         0         0       360        359      1
 828        0.500          1        360         0         0       360        359      1
 829        0.500          1        360         0         0       360        359      1
 830        0.500          1        360       119       120       360        359      1
 831        0.500          1        360        59        60       360        359      2
 832        0.500          1        360         0         0       360        359      1
 833        0.500          1        360         0         0       360        359      1
 834        0.500          2        180         0         0       180        178      1
 835        0.500          1        360       119       120       360        359      1
 836        0.500          1        360         0         0       360        359      2
 837        0.500          1        360         0         0       360        359      2
 838        0.500          1        240         0         0       240        239      1
 839        0.500          1        360         0         0       360        359      1
 840        0.500          1        360       119       120       360        359      1
 841        0.500          1        180         0         0       180        179      2
 842        0.500          1        180         0         0       180        179      1
 843        0.500          2        360         0         0       360        358      1
 844        0.500          1        360         0         0       360        359      1
 845        0.500          1        360         0         0       360        359      1
 846        0.500          1        360         0         0       360        359      1
 847        0.500          1        180         0         0       180        179      2
 848        0.500          1        360         0         0       360        359      1
 849        0.500          1        360         0         0       360        359      1
 850        0.500          1        360         0         0       360        359      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 851      20090801   7.575   15.575    8.575     3.000       1.000     7.000          35           6  473,300.00  473,300.00
 852      20090801   6.625   15.625    8.625     3.000       1.000     7.000          35           6  278,900.00  278,900.00
 853             0      --       --       --        --          --        --           0           0   96,000.00   96,000.00
 854      20080801   6.250   14.250    7.250     3.000       1.000     7.000          23           6  268,000.00  268,000.00
 855      20080801   5.990   14.990    7.990     3.000       1.000     7.000          23           6  220,000.00  220,000.00
 856             0      --       --       --        --          --        --           0           0   57,600.00   57,600.00
 857             0      --       --       --        --          --        --           0           0   50,000.00   50,000.00
 858      20090801   5.500   13.500    6.500     3.000       1.000     7.000          35           6  180,000.00  180,000.00
 859             0      --       --       --        --          --        --           0           0  100,000.00  100,000.00
 860             0      --       --       --        --          --        --           0           0   65,000.00   65,000.00
 861             0      --       --       --        --          --        --           0           0  450,000.00  450,000.00
 862             0      --       --       --        --          --        --           0           0   65,400.00   65,400.00
 863             0      --       --       --        --          --        --           0           0  128,000.00  128,000.00
 864      20080801   6.375   14.375    7.375     3.000       1.000     7.000          23           6  424,000.00  424,000.00
 865             0      --       --       --        --          --        --           0           0  144,000.00  144,000.00
 866      20090801   6.375   16.500    9.500     3.000       1.000     7.000          35           6  265,000.00  265,000.00
 867      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  280,000.00  280,000.00
 868      20090801   5.400   13.400    7.400     2.000       1.000     6.000          35           6  422,000.00  422,000.00
 869      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  346,500.00  346,500.00
 870      20080801   5.150   13.150    7.150     2.000       1.000     6.000          23           6  232,000.00  232,000.00
 871      20080801   5.160   13.160    7.160     2.000       1.000     6.000          23           6  254,700.00  254,700.00
 872      20090801   5.875   13.875    7.875     2.000       1.000     6.000          35           6  136,000.00  136,000.00
 873      20080801   4.550   12.550    6.550     2.000       1.000     6.000          23           6  386,688.00  386,688.00
 874      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  178,750.00  178,750.00
 875      20080801   4.750   12.750    6.750     2.000       1.000     6.000          23           6  241,600.00  241,600.00
 876      20090801   4.375   12.375    6.375     2.000       1.000     6.000          35           6  227,000.00  227,000.00
 877      20080801   5.350   13.350    7.350     2.000       1.000     6.000          23           6  220,500.00  220,500.00
 878      20080801   6.290   14.290    8.290     2.000       1.000     6.000          23           6  164,000.00  164,000.00
 879      20080801   5.830   13.830    7.830     2.000       1.000     6.000          23           6   81,360.00   81,360.00
 880      20080801   5.980   14.050    8.050     2.000       1.000     6.000          23           6  239,920.00  239,920.00
 881      20090701   5.370   13.370    7.370     2.000       1.000     6.000          34           6  225,000.00  225,000.00
 882      20080801   5.750   13.750    7.750     2.000       1.000     6.000          23           6  240,717.00  240,717.00
 883      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  144,000.00  144,000.00
 884      20080701   4.290   12.290    6.290     2.000       1.000     6.000          22           6  139,868.18  140,000.00
 885      20080801   5.950   13.950    7.950     2.000       1.000     6.000          23           6   80,000.00   80,000.00
 886      20080801   5.500   13.500    7.500     2.000       1.000     6.000          23           6  208,000.00  208,000.00
 887      20080801   5.590   13.590    7.590     2.000       1.000     6.000          23           6  607,000.00  607,000.00
 888      20080801   4.500   12.500    6.500     2.000       1.000     6.000          23           6   94,000.00   94,000.00
 889      20090601   4.650   12.650    6.650     2.000       1.000     6.000          33           6  425,600.00  425,600.00
 890      20080801   5.400   13.400    7.400     2.000       1.000     6.000          23           6  252,000.00  252,000.00
 891      20080801   5.850   13.850    7.850     2.000       1.000     6.000          23           6  216,000.00  216,000.00
 892      20090801   4.150   12.150    6.150     2.000       1.000     6.000          35           6  358,000.00  358,000.00
 893      20080801   4.750   12.750    6.750     2.000       1.000     6.000          23           6  196,000.00  196,000.00
 894      20090801   5.500   13.500    7.500     2.000       1.000     6.000          35           6  280,000.00  280,000.00
 895      20090801   4.490   13.990    7.990     2.000       1.000     6.000          35           6  292,500.00  292,500.00
 896      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  139,000.00  139,000.00
 897      20090801   4.250   12.250    6.250     2.000       1.000     6.000          35           6  558,300.00  558,300.00
 898      20080801   4.190   12.190    6.190     2.000       1.000     6.000          23           6  370,000.00  370,000.00
 899      20080701   5.125   13.125    7.125     2.000       1.000     6.000          22           6  466,900.00  466,900.00
 900      20080601   5.450   13.450    7.450     2.000       1.000     6.000          21           6  270,691.00  270,691.00
 901      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  142,000.00  142,000.00
 902      20080801   4.950   14.450    8.450     2.000       1.000     6.000          23           6  458,320.00  458,320.00
 903      20080701   4.690   12.690    6.690     2.000       1.000     6.000          22           6  331,931.70  332,000.00
 904      20080801   3.450   12.950    6.950     2.000       1.000     6.000          23           6  387,000.00  387,000.00
 905      20080801   6.290   14.290    8.290     2.000       1.000     6.000          23           6  297,000.00  297,000.00
 906      20080701   4.150   12.150    6.150     2.000       1.000     6.000          22           6  135,787.59  135,920.00
 907      20080801   5.750   13.750    7.750     2.000       1.000     6.000          23           6  327,750.00  327,750.00
 908      20090801   5.450   13.450    7.450     2.000       1.000     6.000          35           6  500,000.00  500,000.00
 909      20090901   5.890   13.890    7.890     2.000       1.000     6.000          36           6  324,800.00  324,800.00
 910      20090801   4.150   12.150    6.150     2.000       1.000     6.000          35           6  625,000.00  625,000.00
 911      20080801   6.750   14.750    8.750     2.000       1.000     6.000          23           6  165,300.00  165,300.00
 912      20080701   4.850   12.850    6.850     2.000       1.000     6.000          22           6  459,999.83  460,000.00
 913      20090801   5.850   13.850    7.850     2.000       1.000     6.000          35           6  171,200.00  171,200.00
 914      20090801   6.090   14.090    8.090     2.000       1.000     6.000          35           6  140,000.00  140,000.00
 915      20090801   5.790   13.790    7.790     2.000       1.000     6.000          35           6  108,000.00  108,000.00
 916      20080801   6.300   14.300    8.300     2.000       1.000     6.000          23           6  217,600.00  217,600.00
 917      20090801   4.875   12.875    6.875     2.000       1.000     6.000          35           6  266,000.00  266,000.00
 918      20090701   5.200   13.200    7.200     2.000       1.000     6.000          34           6  245,000.00  245,000.00
 919      20090701   4.990   12.990    6.990     2.000       1.000     6.000          34           6  131,918.90  132,000.00
 920      20090801   5.125   13.125    7.125     2.000       1.000     6.000          35           6  116,250.00  116,250.00
 921      20090801   4.990   12.990    6.990     2.000       1.000     6.000          35           6  266,000.00  266,000.00
 922      20080801   5.400   13.400    7.400     2.000       1.000     6.000          23           6  211,500.00  211,500.00
 923      20080701   5.750   13.750    7.750     2.000       1.000     6.000          22           6  247,500.00  247,500.00
 924      20090801   5.990   13.990    7.990     2.000       1.000     6.000          35           6  306,000.00  306,000.00
 925      20090801   4.990   12.990    6.990     2.000       1.000     6.000          35           6  344,000.00  344,000.00
 926      20080701   4.430   12.490    6.490     2.000       1.000     6.000          22           6  292,371.56  292,500.00
 927      20080801   4.850   12.850    6.850     2.000       1.000     6.000          23           6  215,200.00  215,200.00
 928      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  634,500.00  634,500.00
 929      20090801   6.850   14.850    8.850     2.000       1.000     6.000          35           6   84,600.00   84,600.00
 930      20090801   4.850   12.850    6.850     2.000       1.000     6.000          35           6  470,000.00  470,000.00
 931      20080801   5.875   13.875    7.875     2.000       1.000     6.000          23           6  133,200.00  133,200.00
 932      20080801   4.250   12.250    6.250     2.000       1.000     6.000          23           6  263,000.00  263,000.00
 933      20090801   4.200   12.200    6.200     2.000       1.000     6.000          35           6  375,000.00  375,000.00
 934      20080801   4.400   12.400    6.400     2.000       1.000     6.000          23           6  405,000.00  405,000.00
 935      20080801   5.250   13.250    7.250     2.000       1.000     6.000          23           6  520,000.00  520,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 851         --       55.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 852         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 853         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 854         --   67,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
 855         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 856         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 857         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 858         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 859         --   25,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
 860         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 861         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 862         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 863         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 864         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 865         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
 866         --   14,999.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 867         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 868         --          --  ARM         Balloon      Full              Libor - 6 Month
 869         --          --  ARM         Balloon      Stated            Libor - 6 Month
 870         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 871         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 872         --          --  ARM         Balloon      Full              Libor - 6 Month
 873         --   96,672.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 874         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 875         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 876         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 877         --          --  ARM         Balloon      Full              Libor - 6 Month
 878         --   41,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 879         --   20,339.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 880         --   59,980.00  ARM         Balloon      Stated            Libor - 6 Month
 881         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 882         --          --  ARM         Balloon      Full              Libor - 6 Month
 883         --   36,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 884         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 885         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 886         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 887         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 888         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 889         --  106,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 890         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 891         --   54,000.00  ARM         Balloon      Stated            Libor - 6 Month
 892         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 893         --   49,000.00  ARM         Balloon      Full              Libor - 6 Month
 894         --   70,000.00  ARM         Balloon      Full              Libor - 6 Month
 895         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 896         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 897         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 898         --          --  ARM         Balloon      Full              Libor - 6 Month
 899         --          --  ARM         Balloon      Stated            Libor - 6 Month
 900         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 901         --          --  ARM         Balloon      Full              Libor - 6 Month
 902         --  114,580.00  ARM         Balloon      Stated            Libor - 6 Month
 903         --   83,000.00  ARM         Balloon      Stated            Libor - 6 Month
 904         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 905         --   33,000.00  ARM         Balloon      Stated            Libor - 6 Month
 906         --   33,980.00  ARM         Non-Balloon  Full              Libor - 6 Month
 907         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 908         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 909         --   81,200.00  ARM         Balloon      Stated            Libor - 6 Month
 910         --   25,730.00  ARM         Non-Balloon  Full              Libor - 6 Month
 911         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 912         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 913         --   41,088.00  ARM         Balloon      Stated            Libor - 6 Month
 914         --   26,250.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 915         --   27,000.00  ARM         Balloon      Full              Libor - 6 Month
 916         --   54,400.00  ARM         Balloon      Stated            Libor - 6 Month
 917         --   66,500.00  ARM         Balloon      Full              Libor - 6 Month
 918         --          --  ARM         Balloon      Lite              Libor - 6 Month
 919         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 920         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 921         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 922         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 923         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 924         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 925         --   86,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 926         --          --  ARM         Balloon      Stated            Libor - 6 Month
 927         --   53,800.00  ARM         Balloon      Full              Libor - 6 Month
 928         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 929         --          --  ARM         Balloon      Full              Libor - 6 Month
 930         --          --  ARM         Balloon      Full              Libor - 6 Month
 931         --   33,300.00  ARM         Balloon      Stated            Libor - 6 Month
 932         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 933         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 934         --          --  ARM         Balloon      Stated            Libor - 6 Month
 935         --  130,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 851    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 852    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 853    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 854    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 855    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 856    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 857    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 858    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 859    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 860    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 861    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 862    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
 863    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 864    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 865    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
 866    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 867    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 868    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 869    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 870    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
 871    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 872    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 873    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 874    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 875    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 876    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 877    Principal and Interest  1st Lien  Investment   No Insurance                   A2/6/50
 878    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 879    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 880    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 881    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 882    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 883    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 884    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 885    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 886    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 887    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 888    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 889    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 890    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 891    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 892    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 893    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 894    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 895    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 896    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 897    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 898    Principal and Interest  1st Lien  Investment   No Insurance                   A2/6/50
 899    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 900    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 901    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 902    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 903    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 904    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 905    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 906    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 907    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 908    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 909    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 910    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 911    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 912    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 913    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 914    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 915    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 916    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 917    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 918    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 919    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 920    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 921    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 922    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 923    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 924    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 925    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 926    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 927    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 928    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 929    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 930    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 931    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 932    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 933    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 934    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 935    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 851    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
 852    Single Family Residence      Purchase               WILSHIRE  20060901     20060710  20060901
 853    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
 854    Single Family Residence      Purchase               WILSHIRE  20060901     20060718  20060901
 855    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 856    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 857    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 858    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 859    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 860    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 861    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 862    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 863    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
 864    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
 865    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 866    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060725  20060901
 867    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
 868    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 869    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 870    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
 871    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060628  20060901
 872    Townhouse                    Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 873    Single Family Residence      Purchase               WILSHIRE  20060901     20060727  20060901
 874    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 875    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 876    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060718  20060901
 877    PUD                          Purchase               WILSHIRE  20060901     20060717  20060901
 878    Single Family Residence      Purchase               WILSHIRE  20060901     20060720  20060901
 879    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 880    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
 881    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060628  20060801
 882    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 883    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 884    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 885    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
 886    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
 887    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060629  20060901
 888    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 889    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
 890    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
 891    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 892    Townhouse                    Purchase               WILSHIRE  20060901     20060712  20060901
 893    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
 894    2 Family                     Purchase               WILSHIRE  20060901     20060731  20060901
 895    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
 896    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 897    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
 898    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 899    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
 900    PUD                          Purchase               WILSHIRE  20060901     20060531  20060701
 901    PUD                          Purchase               WILSHIRE  20060901     20060718  20060901
 902    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
 903    Single Family Residence      Purchase               WILSHIRE  20060901     20060627  20060801
 904    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060629  20060901
 905    Condo - High Rise >8 floors  Purchase               WILSHIRE  20060901     20060719  20060901
 906    Rowhouse                     Purchase               WILSHIRE  20060901     20060623  20060801
 907    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060705  20060901
 908    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
 909    Single Family Residence      Purchase               WILSHIRE  20060901     20060801  20061001
 910    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
 911    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060731  20060901
 912    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 913    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 914    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
 915    PUD                          Purchase               WILSHIRE  20060901     20060727  20060901
 916    PUD                          Purchase               WILSHIRE  20060901     20060726  20060901
 917    Townhouse                    Purchase               WILSHIRE  20060901     20060724  20060901
 918    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060627  20060801
 919    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060629  20060801
 920    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 921    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 922    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
 923    Single Family Residence      Purchase               WILSHIRE  20060901     20060706  20060801
 924    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 925    2 Family                     Purchase               WILSHIRE  20060901     20060720  20060901
 926    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 927    3 Family                     Purchase               WILSHIRE  20060901     20060712  20060901
 928    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060627  20060901
 929    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 930    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
 931    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
 932    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060715  20060901
 933    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060713  20060901
 934    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
 935    2 Family                     Purchase               WILSHIRE  20060901     20060726  20060901

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 851    20360801            48.92    769  SA1        86.05      86.06
 852    20360801            46.82    667  SA2       100.00     100.00
 853    20360801            48.89    740  PA1        73.85      73.85
 854    20360801            49.72    729  PA1        80.00     100.00
 855    20360801            25.37    654  PA3        80.00      80.00
 856    20210801             45.2    673  PA3        80.00      80.00
 857    20210801            12.97    656  PA3        65.79      65.79
 858    20360801             35.8    640  PA3        50.42      50.42
 859    20360801            46.93    705  PA2        80.00     100.00
 860    20210801             23.8    674  PA3        63.11      63.11
 861    20360801            41.16    640  PA3        56.25      56.25
 862    20210801            16.57    629  PA3        61.12      61.12
 863    20360801            49.62    641  PA3        71.11      71.11
 864    20360801            37.47    649  PA3        80.00      80.00
 865    20360801            46.83    635  PA3        80.00      80.00
 866    20360801            44.97    688  SA1        93.64      98.94
 867    20360801            42.41    704  PA2        70.00      70.00
 868    20360801            40.08    696  SA1        89.79      89.79
 869    20360801            37.06    696  SA1        90.00      90.00
 870    20360801            43.25    668  PA3        80.00      80.00
 871    20360801            41.61    704  SA1        90.00      90.00
 872    20360801            52.15    644  PA3        80.00      80.00
 873    20360801            47.23    722  PA1        80.00     100.00
 874    20360801            46.46    756  PA1        65.00      65.00
 875    20360801            27.69    663  PA3        80.00      80.00
 876    20360801            26.76    703  PA2        48.82      48.82
 877    20360801            40.86    664  SA2        90.00      90.00
 878    20360801             48.5    682  PA2        80.00     100.00
 879    20360801            45.33    682  PA2        77.49      96.86
 880    20360801            45.98    712  PA2        80.00     100.00
 881    20360701            28.02    715  SA1        90.00      90.00
 882    20360801            41.72    788  PA1        77.40      77.40
 883    20360801            47.38    681  PA2        80.00     100.00
 884    20360701            27.19    781  SA1        81.40      81.40
 885    20360801            33.12    699  PA2        80.00      80.00
 886    20360801            36.43    656  PA3        80.00      80.00
 887    20360801            48.17    666  SA2        89.93      89.93
 888    20360801            20.03    655  PA3        51.37      51.37
 889    20360601             47.3    652  PA3        80.00     100.00
 890    20360801            38.55    796  SA1        90.00      90.00
 891    20360801            41.94    683  PA2        80.00     100.00
 892    20360801            23.67    770  PA1        80.00      80.00
 893    20360801            48.61    637  PA3        80.00     100.00
 894    20360801            43.75    655  PA3        80.00     100.00
 895    20360801            50.51    627  PA3        75.00      75.00
 896    20360801            45.04    752  SA1        89.68      89.68
 897    20360801            46.48    761  PA1        75.96      75.96
 898    20360801            31.53    751  PA1        64.12      64.12
 899    20360701            47.32    636  PA3        70.00      70.00
 900    20360601            41.23    743  PA1        80.00      80.00
 901    20360801            36.97    625  PA3        80.00      80.00
 902    20360801            45.27    802  PA1        80.00     100.00
 903    20360701            47.22    749  PA1        80.00     100.00
 904    20360801            46.81    724  SA1        90.00      90.00
 905    20360801            50.88    687  SA1        90.00     100.00
 906    20360701            38.48    755  PA1        80.00     100.00
 907    20360801            42.12    775  SA1        95.00      95.00
 908    20360801             47.9    735  SA1        84.75      84.75
 909    20360901            38.14    680  PA2        80.00     100.00
 910    20360801            40.05    740  PA1        75.30      78.40
 911    20360801            49.28    666  SA2        95.00      95.00
 912    20360701            46.54    682  SA1        82.88      82.88
 913    20360801            40.22    640  PA3        80.00      99.20
 914    20360801            44.06    689  PA2        80.00      95.00
 915    20360801            35.69    673  PA3        80.00     100.00
 916    20360801             42.1    652  PA3        80.00     100.00
 917    20360801            48.44    674  PA3        80.00     100.00
 918    20360701            50.34    679  SA2        92.45      92.45
 919    20360701            15.41    711  SA1        85.16      85.16
 920    20360801            37.69    630  PA3        75.00      75.00
 921    20360801             41.5    733  PA1        73.48      73.48
 922    20360801            34.35    715  SA1        90.00      90.00
 923    20360701            48.45    661  SA2        90.00      90.00
 924    20360801            42.28    670  SA2        90.00      90.00
 925    20360801            49.52    765  PA1        80.00     100.00
 926    20360701            51.23    737  PA1        75.00      75.00
 927    20360801            52.13    772  PA1        80.00     100.00
 928    20360801            39.13    759  SA1        90.00      90.00
 929    20360801            45.93    733  SA1        90.00      90.00
 930    20360801            46.71    666  PA3        64.83      64.83
 931    20360801            47.99    632  PA3        80.00     100.00
 932    20360801            28.51    759  PA1        73.06      73.06
 933    20360801            41.06    784  PA1        68.18      68.18
 934    20360801            46.51    665  SA2        90.00      90.00
 935    20360801            47.65    737  PA1        80.00     100.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 851    NO PENALTY                                                          24  TX           75078    8.575   8.075     8.575
 852    NO PENALTY                                                          36  FL           33351    8.625   8.125     8.625
 853    NO PENALTY                                                          36  MO           63116    6.875   6.375     6.875
 854    NO PENALTY                                                          24  AZ           85015    7.250   6.750     7.250
 855    NO PENALTY                                                          24  TN           37604    7.990   7.490     7.990
 856    NO PENALTY                                                           0  TX           77584    7.250   6.750     7.250
 857    NO PENALTY                                                           0  MD           21921    8.375   7.875     8.375
 858    NO PENALTY                                                          36  CA           95823    6.500   6.000     6.500
 859    NO PENALTY                                                          36  MI           48725    9.000   8.500     9.000
 860    NO PENALTY                                                          36  MO           64068    6.875   6.375     6.875
 861    NO PENALTY                                                          36  CA           95337    7.000   6.500     7.000
 862    NO PENALTY                                                           0  TX           77022    7.750   7.250     7.750
 863    NO PENALTY                                                           0  TX           76574    7.500   7.000     7.500
 864    NO PENALTY                                                          12  CA           90606    7.375   6.875     7.375
 865    NO PENALTY                                                           0  TX           78624    8.500   8.000     8.500
 866    NO PENALTY                                                           0  IL           60440    9.500   9.000     9.500
 867    2%                                                                  24  VA           22191    6.990   6.490     6.990
 868    5%                                                                  12  NY           11729    7.400   6.900     7.400
 869    2 MONTHS INTEREST                                                   24  MD           20879    6.990   6.490     6.990
 870    5%                                                                  24  FL           32223    7.150   6.650     7.150
 871    5%                                                                  24  FL           33618    7.160   6.660     7.160
 872    1%                                                                  36  ID           83704    7.875   7.375     7.875
 873    5%                                                                  12  NY           11417    6.550   6.050     6.550
 874    5%                                                                  24  AZ           85326    6.990   6.490     6.990
 875    5%                                                                  24  AZ           85379    6.750   6.250     6.750
 876    2%                                                                  36  VA           22192    6.375   5.875     6.375
 877    NO PENALTY                                                           0  AZ           85086    7.350   6.850     7.350
 878    5%                                                                  24  AZ           85023    8.290   7.790     8.290
 879    5%                                                                  12  AL           36116    7.830   7.330     7.830
 880    NO PENALTY                                                           0  IL           60103    8.050   7.550     8.050
 881    2%                                                                  12  IN           46123    7.370   6.870     7.370
 882    NO PENALTY                                                           0  MD           21222    7.750   7.250     7.750
 883    5%                                                                  24  KY           40356    7.990   7.490     7.990
 884    1%                                                                  24  OH           44221    6.290   5.790     6.290
 885    NO PENALTY                                                           0  LA           70506    7.950   7.450     7.950
 886    1%                                                                  12  PA           19020    7.500   7.000     7.500
 887    2%                                                                  24  VA           20112    7.590   7.090     7.590
 888    5%                                                                  24  AZ           85040    6.500   6.000     6.500
 889    2 MONTHS INTEREST                                                   36  MD           20774    6.650   6.150     6.650
 890    NO PENALTY                                                           0  IL           60804    7.400   6.900     7.400
 891    5%                                                                  24  OR           97140    7.850   7.350     7.850
 892    5%                                                                  12  NY           11236    6.150   5.650     6.150
 893    5%                                                                  24  FL           34711    6.750   6.250     6.750
 894    5%                                                                  12  NY           12518    7.500   7.000     7.500
 895    NO PENALTY                                                           0  MA            1841    7.990   7.490     7.990
 896    5%                                                                  24  AL           36535    6.990   6.490     6.990
 897    6 MONTHS INTEREST                                                   36  CA           92563    6.250   5.750     6.250
 898    6 MONTHS INTEREST                                                   12  CA           95678    6.190   5.690     6.190
 899    6 MONTHS INTEREST                                                   24  CA           94605    7.125   6.625     7.125
 900    5%                                                                  24  FL           34769    7.450   6.950     7.450
 901    5%                                                                  12  AZ           85225    7.990   7.490     7.990
 902    NO PENALTY                                                           0  MA            1756    8.450   7.950     8.450
 903    6 MONTHS INTEREST                                                   24  CA           92336    6.690   6.190     6.690
 904    NO PENALTY                                                           0  MA            1821    6.950   6.450     6.950
 905    5%                                                                  24  FL           33129    8.290   7.790     8.290
 906    5%                                                                  24  PA           19150    6.150   5.650     6.150
 907    5%                                                                  24  CT            6437    7.750   7.250     7.750
 908    6 MONTHS INTEREST                                                   36  CA           90638    7.450   6.950     7.450
 909    NO PENALTY                                                           0  IL           60641    7.890   7.390     7.890
 910    6 MONTHS INTEREST                                                   36  CA           92024    6.150   5.650     6.150
 911    5%                                                                  24  CT            6606    8.750   8.250     8.750
 912    6 MONTHS INTEREST                                                   24  CA           91345    6.850   6.350     6.850
 913    NO PENALTY                                                           0  WV           25401    7.850   7.350     7.850
 914    5%                                                                  36  CO           80022    8.090   7.590     8.090
 915    NO PENALTY                                                           0  SC           29406    7.790   7.290     7.790
 916    5%                                                                  24  NV           89433    8.300   7.800     8.300
 917    5%                                                                  12  NY           10927    6.875   6.375     6.875
 918    5%                                                                  36  AZ           85239    7.200   6.700     7.200
 919    NO PENALTY                                                           0  KS           66061    6.990   6.490     6.990
 920    5%                                                                  36  WA           99206    7.125   6.625     7.125
 921    1%                                                                  12  VA           23602    6.990   6.490     6.990
 922    2%                                                                  24  VA           22660    7.400   6.900     7.400
 923    5%,4%                                                               24  LA           70003    7.750   7.250     7.750
 924    6 MONTHS INTEREST                                                   36  CA           93536    7.990   7.490     7.990
 925    5%                                                                  12  NY           11558    6.990   6.490     6.990
 926    3 MONTHS INTEREST                                                   24  MA            1841    6.490   5.990     6.490
 927    2%                                                                  12  RI            2908    6.850   6.350     6.850
 928    5%                                                                  12  NY           11787    7.990   7.490     7.990
 929    1%                                                                  36  OH           44107    8.850   8.350     8.850
 930    5%                                                                  12  NY           11236    6.850   6.350     6.850
 931    5%                                                                  24  FL           32922    7.875   7.375     7.875
 932    1%                                                                  12  CO           80002    6.250   5.750     6.250
 933    1%                                                                  36  CA           94541    6.200   5.700     6.200
 934    6 MONTHS INTEREST                                                   24  CA           90280    6.400   5.900     6.400
 935    5%                                                                  12  NY           11572    7.250   6.750     7.250

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 851        0.500          1        360        59        60       360        359      2
 852        0.500          1        360         0         0       360        359      2
 853        0.500          1        360         0         0       360        359      1
 854        0.500          1        360       119       120       360        359      1
 855        0.500          1        360         0         0       360        359      1
 856        0.500          1        180         0         0       180        179      1
 857        0.500          1        180         0         0       180        179      1
 858        0.500          1        360        59        60       360        359      1
 859        0.500          1        360         0         0       360        359      1
 860        0.500          1        180         0         0       180        179      1
 861        0.500          1        360         0         0       360        359      2
 862        0.500          1        180         0         0       180        179      1
 863        0.500          1        360         0         0       360        359      1
 864        0.500          1        360       119       120       360        359      2
 865        0.500          1        360         0         0       360        359      1
 866        0.500          1        360         0         0       360        359      1
 867        0.500          1        360        59        60       360        359      1
 868        0.500          1        600         0         0       360        359      2
 869        0.500          1        600         0         0       360        359      1
 870        0.500          1        360         0         0       360        359      1
 871        0.500          1        360        59        60       360        359      1
 872        0.500          1        600         0         0       360        359      1
 873        0.500          1        360        59        60       360        359      2
 874        0.500          1        360         0         0       360        359      1
 875        0.500          1        360         0         0       360        359      1
 876        0.500          1        360        59        60       360        359      1
 877        0.500          1        600         0         0       360        359      1
 878        0.500          1        360        59        60       360        359      1
 879        0.500          1        360         0         0       360        359      1
 880        0.500          1        600         0         0       360        359      1
 881        0.500          2        360        58        60       360        358      1
 882        0.500          1        600         0         0       360        359      1
 883        0.500          1        360         0         0       360        359      2
 884        0.500          2        360         0         0       360        358      1
 885        0.500          1        360         0         0       360        359      1
 886        0.500          1        360         0         0       360        359      2
 887        0.500          1        360        59        60       360        359      2
 888        0.500          1        360         0         0       360        359      1
 889        0.500          3        360        57        60       360        357      2
 890        0.500          1        360        59        60       360        359      1
 891        0.500          1        600         0         0       360        359      1
 892        0.500          1        360         0         0       360        359      2
 893        0.500          1        600         0         0       360        359      2
 894        0.500          1        600         0         0       360        359      1
 895        0.500          1        360         0         0       360        359      1
 896        0.500          1        360         0         0       360        359      1
 897        0.500          1        360        59        60       360        359      2
 898        0.500          1        600         0         0       360        359      1
 899        0.500          2        600         0         0       360        358      2
 900        0.500          3        360        57        60       360        357      2
 901        0.500          1        600         0         0       360        359      1
 902        0.500          1        480         0         0       360        359      2
 903        0.500          2        600         0         0       360        358      2
 904        0.500          1        360         0         0       360        359      1
 905        0.500          1        600         0         0       360        359      2
 906        0.500          2        360         0         0       360        358      1
 907        0.500          1        360        59        60       360        359      1
 908        0.500          1        360        59        60       360        359      2
 909        0.500          0        600         0         0       360        360      1
 910        0.500          1        360         0         0       360        359      2
 911        0.500          1        360         0         0       360        359      1
 912        0.500          2        360        58        60       360        358      2
 913        0.500          1        600         0         0       360        359      1
 914        0.500          1        360        59        60       360        359      2
 915        0.500          1        600         0         0       360        359      2
 916        0.500          1        600         0         0       360        359      1
 917        0.500          1        600         0         0       360        359      1
 918        0.500          2        600         0         0       360        358      1
 919        0.500          2        360        58        60       360        358      1
 920        0.500          1        360         0         0       360        359      1
 921        0.500          1        360        59        60       360        359      1
 922        0.500          1        360         0         0       360        359      1
 923        0.500          2        360         0         0       360        358      2
 924        0.500          1        360         0         0       360        359      1
 925        0.500          1        360        59        60       360        359      2
 926        0.500          2        480         0         0       360        358      1
 927        0.500          1        600         0         0       360        359      1
 928        0.500          1        360        59        60       360        359      2
 929        0.500          1        600         0         0       360        359      1
 930        0.500          1        600         0         0       360        359      1
 931        0.500          1        480         0         0       360        359      1
 932        0.500          1        360        59        60       360        359      1
 933        0.500          1        360        59        60       360        359      1
 934        0.500          1        600         0         0       360        359      1
 935        0.500          1        360        59        60       360        359      2

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
 936      20080801   5.950   13.950    7.950     2.000       1.000     6.000          23           6   68,400.00   68,400.00
 937      20090801   5.125   13.125    7.125     2.000       1.000     6.000          35           6  171,900.00  171,900.00
 938      20080701   6.200   14.200    8.200     2.000       1.000     6.000          22           6  223,973.84  224,000.00
 939      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  300,000.00  300,000.00
 940      20090801   5.990   13.990    7.990     2.000       1.000     6.000          35           6  330,125.00  330,125.00
 941      20080801   4.760   12.760    6.760     2.000       1.000     6.000          23           6  585,000.00  585,000.00
 942      20090801   5.250   13.250    7.250     2.000       1.000     6.000          35           6  292,000.00  292,000.00
 943      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  472,000.00  472,000.00
 944      20080701   5.590   13.590    7.590     2.000       1.000     6.000          22           6  348,750.00  348,750.00
 945      20080701   4.430   12.430    6.430     2.000       1.000     6.000          22           6  153,000.00  153,000.00
 946      20090801   5.390   13.390    7.390     2.000       1.000     6.000          35           6  120,000.00  120,000.00
 947      20080801   5.140   13.140    7.140     2.000       1.000     6.000          23           6  153,000.00  153,000.00
 948      20080801   6.530   14.530    8.530     2.000       1.000     6.000          23           6   57,500.00   57,500.00
 949      20090801   5.500   13.500    7.500     2.000       1.000     6.000          35           6  222,400.00  222,400.00
 950      20080801   6.490   14.490    8.490     2.000       1.000     6.000          23           6  118,400.00  118,400.00
 951      20080801   5.400   13.400    7.400     2.000       1.000     6.000          23           6  404,955.00  404,955.00
 952      20080801   4.500   12.500    6.500     2.000       1.000     6.000          23           6  417,000.00  417,000.00
 953      20080801   5.450   13.450    7.450     2.000       1.000     6.000          23           6  195,000.00  195,000.00
 954      20090801   4.950   12.950    6.950     2.000       1.000     6.000          35           6  587,700.00  587,700.00
 955      20080801   6.690   14.690    8.690     2.000       1.000     6.000          23           6  133,600.00  133,600.00
 956      20080801   5.790   13.790    7.790     2.000       1.000     6.000          23           6  378,000.00  378,000.00
 957      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  159,600.00  159,600.00
 958      20080701   5.990   13.990    7.990     2.000       1.000     6.000          22           6  239,931.05  240,000.00
 959      20090801   4.700   12.700    6.700     2.000       1.000     6.000          35           6  603,000.00  603,000.00
 960      20080701   5.620   13.620    7.620     2.000       1.000     6.000          22           6  327,200.00  327,200.00
 961      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  288,000.00  288,000.00
 962      20080801   6.000   14.000    8.000     2.000       1.000     6.000          23           6  175,200.00  175,200.00
 963      20090801   6.500   14.500    8.500     2.000       1.000     6.000          35           6  143,000.00  143,000.00
 964      20080801   6.390   14.390    8.390     2.000       1.000     6.000          23           6  355,000.00  355,000.00
 965      20090601   6.900   14.900    8.900     2.000       1.000     6.000          33           6  195,780.57  196,000.00
 966      20090801   5.500   13.500    7.500     2.000       1.000     6.000          35           6  349,000.00  349,000.00
 967      20090801   4.850   12.850    6.850     2.000       1.000     6.000          35           6  469,000.00  469,000.00
 968      20090801   4.250   12.250    6.250     2.000       1.000     6.000          35           6  384,000.00  384,000.00
 969      20090701   6.100   14.100    8.100     2.000       1.000     6.000          34           6  372,000.00  372,000.00
 970      20080801   6.550   14.550    8.550     2.000       1.000     6.000          23           6  248,000.00  248,000.00
 971      20090801   4.990   12.990    6.990     2.000       1.000     6.000          35           6  444,050.00  444,050.00
 972      20080801   5.490   13.490    7.490     2.000       1.000     6.000          23           6  135,000.00  135,000.00
 973      20080801   4.400   12.400    6.400     2.000       1.000     6.000          23           6  410,000.00  410,000.00
 974      20080801   5.550   13.550    7.550     2.000       1.000     6.000          23           6  204,000.00  204,000.00
 975      20080801   5.850   13.850    7.850     2.000       1.000     6.000          23           6  192,000.00  192,000.00
 976      20080701   5.250   13.250    7.250     2.000       1.000     6.000          22           6  122,304.52  122,400.00
 977      20080801   5.750   13.750    7.750     2.000       1.000     6.000          23           6  203,920.00  203,920.00
 978      20090801   5.500   13.500    7.500     2.000       1.000     6.000          35           6  297,192.00  297,192.00
 979      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  133,110.00  133,110.00
 980      20090801   4.750   12.750    6.750     2.000       1.000     6.000          35           6  356,300.00  356,300.00
 981      20090701   4.500   12.500    6.500     2.000       1.000     6.000          34           6  179,187.87  179,350.00
 982      20080801   5.550   13.550    7.550     2.000       1.000     6.000          23           6  148,950.00  148,950.00
 983      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  521,250.00  521,250.00
 984      20080801   5.750   13.750    7.750     2.000       1.000     6.000          23           6  199,920.00  199,920.00
 985      20080801   4.920   12.920    6.920     2.000       1.000     6.000          23           6  137,700.00  137,700.00
 986      20080801   5.300   14.050    8.050     2.000       1.000     6.000          23           6  159,920.00  159,920.00
 987      20090801   4.450   12.450    6.450     2.000       1.000     6.000          35           6  468,000.00  468,000.00
 988      20090801   3.250   12.750    6.750     2.000       1.000     6.000          35           6  456,000.00  456,000.00
 989      20090801   5.170   13.170    7.170     2.000       1.000     6.000          35           6  285,600.00  285,600.00
 990      20080801   5.875   13.875    7.875     2.000       1.000     6.000          23           6  400,500.00  400,500.00
 991      20080801   5.200   13.200    7.200     2.000       1.000     6.000          23           6  400,000.00  400,000.00
 992      20080801   6.350   14.350    8.350     2.000       1.000     6.000          23           6   53,600.00   53,600.00
 993      20080801   5.390   13.390    7.390     2.000       1.000     6.000          23           6  416,000.00  416,000.00
 994      20080801   6.370   14.370    8.370     2.000       1.000     6.000          23           6  161,600.00  161,600.00
 995      20090801   6.250   14.250    8.250     2.000       1.000     6.000          35           6  193,500.00  193,500.00
 996      20080801   6.350   14.350    8.350     2.000       1.000     6.000          23           6   50,000.00   50,000.00
 997      20090801   5.900   13.900    7.900     2.000       1.000     6.000          35           6  300,000.00  300,000.00
 998      20080801   6.030   14.030    8.030     2.000       1.000     6.000          23           6   76,500.00   76,500.00
 999      20110801   5.350   13.350    7.350     2.000       1.000     6.000          59           6  685,000.00  685,000.00
1000      20080701   5.700   13.700    7.700     2.000       1.000     6.000          22           6  152,000.00  152,000.00
1001      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  396,000.00  396,000.00
1002      20080801   5.350   13.350    7.350     2.000       1.000     6.000          23           6   84,000.00   84,000.00
1003      20080801   5.850   13.850    7.850     2.000       1.000     6.000          23           6  212,000.00  212,000.00
1004      20080701   6.790   14.790    8.790     2.000       1.000     6.000          22           6  179,100.00  179,100.00
1005      20080801   5.800   13.800    7.800     2.000       1.000     6.000          23           6  196,800.00  196,800.00
1006      20090801   4.600   12.600    6.600     2.000       1.000     6.000          35           6  491,500.00  491,500.00
1007      20080801   5.250   13.250    7.250     2.000       1.000     6.000          23           6  252,900.00  252,900.00
1008      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  240,000.00  240,000.00
1009      20090801   6.250   14.250    8.250     2.000       1.000     6.000          35           6  242,400.00  242,400.00
1010      20090801   5.500   13.500    7.500     2.000       1.000     6.000          35           6  164,350.00  164,350.00
1011      20080801   5.990   13.990    7.990     2.000       1.000     6.000          23           6  465,000.00  465,000.00
1012      20090801   4.875   12.875    6.875     2.000       1.000     6.000          35           6  375,000.00  375,000.00
1013      20090801   6.490   14.490    8.490     2.000       1.000     6.000          35           6  123,300.00  123,300.00
1014      20080801   5.810   13.810    7.810     2.000       1.000     6.000          23           6  220,000.00  220,000.00
1015      20090801   6.790   14.790    8.790     2.000       1.000     6.000          35           6  120,000.00  120,000.00
1016      20080801   5.400   13.400    7.400     2.000       1.000     6.000          23           6  282,000.00  282,000.00
1017      20080801   7.250   15.250    9.250     2.000       1.000     6.000          23           6   85,500.00   85,500.00
1018      20080801   5.350   13.350    7.350     2.000       1.000     6.000          23           6  224,000.00  224,000.00
1019      20080801   5.875   13.875    7.875     2.000       1.000     6.000          23           6  125,000.00  125,000.00
1020      20080801   6.350   14.350    8.350     2.000       1.000     6.000          23           6  289,600.00  289,600.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
 936         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 937         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 938         --   56,000.00  ARM         Balloon      Stated            Libor - 6 Month
 939         --   75,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 940         --          --  ARM         Balloon      Lite              Libor - 6 Month
 941         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 942         --          --  ARM         Balloon      Full              Libor - 6 Month
 943         --  118,000.00  ARM         Balloon      Stated            Libor - 6 Month
 944         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 945         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 946         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 947         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 948         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 949         --   55,600.00  ARM         Balloon      Stated            Libor - 6 Month
 950         --   29,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 951         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 952         --  290,011.00  ARM         Balloon      Stated            Libor - 6 Month
 953         --   65,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 954         --          --  ARM         Balloon      Stated            Libor - 6 Month
 955         --   33,400.00  ARM         Balloon      Stated            Libor - 6 Month
 956         --          --  ARM         Balloon      Stated            Libor - 6 Month
 957         --   39,900.00  ARM         Balloon      Stated            Libor - 6 Month
 958         --   60,000.00  ARM         Balloon      Stated            Libor - 6 Month
 959         --          --  ARM         Balloon      Lite              Libor - 6 Month
 960         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 961         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 962         --   43,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 963         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 964         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 965         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 966         --          --  ARM         Balloon      Stated            Libor - 6 Month
 967         --  115,011.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 968         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 969         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 970         --   62,000.00  ARM         Balloon      Stated            Libor - 6 Month
 971         --          --  ARM         Balloon      Stated            Libor - 6 Month
 972         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 973         --          --  ARM         Balloon      Stated            Libor - 6 Month
 974         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 975         --   48,000.00  ARM         Balloon      Stated            Libor - 6 Month
 976         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 977         --          --  ARM         Balloon      Lite              Libor - 6 Month
 978         --   74,298.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 979         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 980         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 981         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 982         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 983         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
 984         --   49,980.00  ARM         Balloon      Stated            Libor - 6 Month
 985         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 986         --   39,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 987         --          --  ARM         Balloon      Stated            Libor - 6 Month
 988         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 989         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 990         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 991         --  100,000.00  ARM         Balloon      Stated            Libor - 6 Month
 992         --   13,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
 993         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 994         --   40,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
 995         --          --  ARM         Balloon      Full              Libor - 6 Month
 996         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 997         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
 998         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
 999         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1000         --   38,000.00  ARM         Balloon      Full              Libor - 6 Month
1001         --          --  ARM         Balloon      Stated            Libor - 6 Month
1002         --          --  ARM         Balloon      Full              Libor - 6 Month
1003         --   53,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1004         --          --  ARM         Balloon      Stated            Libor - 6 Month
1005         --   49,200.00  ARM         Balloon      Stated            Libor - 6 Month
1006         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1007         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1008         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1009         --   60,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1010         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1011         --          --  ARM         Balloon      Lite              Libor - 6 Month
1012         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1013         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1014         --          --  ARM         Balloon      Stated            Libor - 6 Month
1015         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1016         --          --  ARM         Balloon      Full              Libor - 6 Month
1017         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1018         --   56,000.00  ARM         Balloon      Stated            Libor - 6 Month
1019         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1020         --   72,400.00  ARM         Balloon      Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
 936    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 937    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
 938    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 939    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 940    Principal and Interest  1st Lien  Second Home  No Insurance                   A3/6/50
 941    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 942    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 943    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 944    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 945    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 946    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 947    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 948    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 949    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 950    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 951    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 952    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 953    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 954    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 955    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 956    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 957    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 958    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 959    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 960    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 961    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 962    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 963    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 964    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 965    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 966    Principal and Interest  1st Lien  Primary      No Insurance                   A3/6/50
 967    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 968    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 969    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 970    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 971    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 972    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 973    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 974    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 975    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
 976    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 977    Principal and Interest  1st Lien  Investment   No Insurance                   A2/6/50
 978    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 979    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 980    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 981    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 982    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 983    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 984    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 985    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 986    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 987    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 988    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 989    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 990    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 991    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
 992    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 993    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 994    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 995    Principal and Interest  1st Lien  Investment   No Insurance                   A3/6/50
 996    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
 997    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
 998    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
 999    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1000    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
1001    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
1002    Principal and Interest  1st Lien  Investment   No Insurance                   A2/6/50
1003    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1004    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
1005    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
1006    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1007    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1008    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1009    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1010    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1011    Principal and Interest  1st Lien  Investment   No Insurance                   A2/6/50
1012    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1013    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1014    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
1015    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1016    Principal and Interest  1st Lien  Investment   No Insurance                   A2/6/50
1017    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1018    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50
1019    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1020    Principal and Interest  1st Lien  Primary      No Insurance                   A2/6/50


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
 936    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
 937    Single Family Residence      Purchase               WILSHIRE  20060901     20060717  20060901
 938    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060628  20060801
 939    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 940    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060721  20060901
 941    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 942    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
 943    PUD                          Purchase               WILSHIRE  20060901     20060706  20060901
 944    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060801
 945    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 946    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
 947    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 948    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 949    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 950    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
 951    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
 952    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
 953    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 954    PUD                          Purchase               WILSHIRE  20060901     20060712  20060901
 955    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060724  20060901
 956    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
 957    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
 958    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060616  20060801
 959    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
 960    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
 961    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
 962    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
 963    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 964    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
 965    PUD                          Purchase               WILSHIRE  20060901     20060526  20060701
 966    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
 967    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060713  20060901
 968    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
 969    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
 970    PUD                          Purchase               WILSHIRE  20060901     20060724  20060901
 971    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060720  20060901
 972    Single Family Residence      Purchase               WILSHIRE  20060901     20060710  20060901
 973    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
 974    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 975    Single Family Residence      Purchase               WILSHIRE  20060901     20060725  20060901
 976    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060616  20060801
 977    Single Family Residence      Purchase               WILSHIRE  20060901     20060719  20060901
 978    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
 979    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
 980    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
 981    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060626  20060801
 982    Townhouse                    Purchase               WILSHIRE  20060901     20060714  20060901
 983    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060709  20060901
 984    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
 985    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060628  20060901
 986    PUD                          Purchase               WILSHIRE  20060901     20060721  20060901
 987    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
 988    3 Family                     Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
 989    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
 990    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
 991    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
 992    Rowhouse                     Purchase               WILSHIRE  20060901     20060710  20060901
 993    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060727  20060901
 994    Townhouse                    Purchase               WILSHIRE  20060901     20060718  20060901
 995    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
 996    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
 997    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
 998    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
 999    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1000    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060627  20060801
1001    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
1002    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1003    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
1004    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060705  20060801
1005    Single Family Residence      Purchase               WILSHIRE  20060901     20060725  20060901
1006    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
1007    PUD                          Purchase               WILSHIRE  20060901     20060719  20060901
1008    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
1009    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
1010    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1011    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1012    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
1013    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
1014    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
1015    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060728  20060901
1016    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1017    Single Family Residence      Purchase               WILSHIRE  20060901     20060719  20060901
1018    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
1019    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1020    Single Family Residence      Purchase               WILSHIRE  20060901     20060727  20060901

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
 936    20360801            47.61    692  SA1        90.00      90.00
 937    20360801            17.67    710  SA1        90.00      90.00
 938    20360701            49.52    697  PA2        80.00     100.00
 939    20360801            32.86    696  SA1        80.00     100.00
 940    20360801            49.33    714  SA1        95.00      95.00
 941    20360801            43.75    764  SA1        88.64      88.64
 942    20360801             54.1    708  PA2        80.00      80.00
 943    20360801            45.78    761  PA1        80.00     100.00
 944    20360701            48.76    640  PA3        75.00      75.00
 945    20360701            34.77    652  PA3        61.69      61.69
 946    20360801            40.85    663  PA3        80.00      80.00
 947    20360801             41.1    758  SA1        89.47      89.47
 948    20360801            13.84    648  PA3        74.68      74.68
 949    20360801            49.28    694  PA2        80.00     100.00
 950    20360801            31.08    738  PA1        80.00     100.00
 951    20360801            45.07    704  SA1        90.00      90.00
 952    20360801               39    680  PA2        58.98     100.00
 953    20360801            49.01    666  PA3        75.00     100.00
 954    20360801            48.23    669  SA2        90.00      90.00
 955    20360801            46.27    691  PA2        80.00     100.00
 956    20360801            47.51    667  SA2        90.00      90.00
 957    20360801            43.79    688  PA2        80.00     100.00
 958    20360701             39.7    713  PA2        80.00     100.00
 959    20360801            14.73    703  SA1        90.00      90.00
 960    20360701            34.57    705  PA2        80.00      80.00
 961    20360801            42.25    717  SA1        90.00      90.00
 962    20360801            36.27    729  PA1        80.00     100.00
 963    20360801            18.93    666  SA2        86.67      86.67
 964    20360801            37.82    684  PA2        77.51      77.51
 965    20360601             48.6    720  SA1       100.00     100.00
 966    20360801            38.71    660  SA2        89.49      89.49
 967    20360801            46.98    706  PA2        77.52      96.53
 968    20360801            47.21    670  PA3        80.00      80.00
 969    20360701            46.03    646  PA3        77.50      77.50
 970    20360801            43.53    706  PA2        80.00     100.00
 971    20360801            46.27    704  SA1        83.00      83.00
 972    20360801            44.08    709  SA1        90.00      90.00
 973    20360801            49.07    740  PA1        79.61      79.61
 974    20360801            28.58    629  PA3        80.00      80.00
 975    20360801            46.04    686  PA2        80.00     100.00
 976    20360701            28.25    671  SA2        90.00      90.00
 977    20360801            15.68    732  PA1        80.00      80.00
 978    20360801             48.7    687  PA2        80.00     100.00
 979    20360801            41.94    676  SA2        90.00      90.00
 980    20360801            44.93    705  PA2        78.57      78.57
 981    20360701            38.93    680  SA1        85.00      85.00
 982    20360801            37.44    698  SA1        90.00      90.00
 983    20360801            44.84    633  PA3        75.00      75.00
 984    20360801            48.75    744  PA1        80.00     100.00
 985    20360801            39.69    702  SA1        90.00      90.00
 986    20360801            48.43    681  PA2        80.00     100.00
 987    20360801            47.37    772  PA1        78.26      78.26
 988    20360801            39.53    726  PA1        80.00      80.00
 989    20360801            49.39    708  SA1        85.00      85.00
 990    20360801            45.97    690  SA1        90.00      90.00
 991    20360801            43.65    704  PA2        80.00     100.00
 992    20360801            28.51    701  PA2        80.00     100.00
 993    20360801            47.14    621  PA3        80.00      80.00
 994    20360801            40.03    725  PA1        80.00     100.00
 995    20360801            37.23    744  SA1        90.00      90.00
 996    20360801               30    671  PA3        48.08      48.08
 997    20360801            41.69    668  SA2        89.55      89.55
 998    20360801            44.29    718  SA1        90.00      90.00
 999    20360801            41.25    691  SA1        84.05      84.05
1000    20360701            45.13    718  PA2        80.00     100.00
1001    20360801             41.6    635  PA3        80.00      80.00
1002    20360801            40.56    730  SA1        84.00      84.00
1003    20360801            42.07    715  PA2        80.00     100.00
1004    20360701             41.8    678  SA2        90.00      90.00
1005    20360801             45.2    693  PA2        80.00     100.00
1006    20360801            36.61    697  PA2        72.81      72.81
1007    20360801            36.47    718  SA1        90.00      90.00
1008    20360801            44.27    671  PA3        80.00      80.00
1009    20360801            46.33    686  PA2        80.00     100.00
1010    20360801            41.48    733  SA1        95.00      95.00
1011    20360801            43.82    669  SA2        89.42      89.42
1012    20360801            39.55    622  PA3        60.00      60.00
1013    20360801            45.07    704  SA1        90.00      90.00
1014    20360801            45.39    650  PA3        80.00      80.00
1015    20360801            33.15    626  PA3        65.22      65.22
1016    20360801             49.8    700  SA1        84.18      84.18
1017    20360801            23.48    676  SA2        95.00      95.00
1018    20360801            33.97    681  PA2        80.00     100.00
1019    20360801            41.05    671  PA3        79.62      79.62
1020    20360801            40.12    736  PA1        80.00     100.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
 936    5%                                                                  24  NC           27101    7.950   7.450     7.950
 937    5%                                                                  12  PA           19460    7.125   6.625     7.125
 938    2%                                                                  24  MO           63116    8.200   7.700     8.200
 939    5%                                                                  24  TN           37934    7.990   7.490     7.990
 940    5%                                                                  12  FL           33301    7.990   7.490     7.990
 941    6 MONTHS INTEREST                                                   24  CA           93033    6.760   6.260     6.760
 942    5%                                                                  12  CT            6605    7.250   6.750     7.250
 943    6 MONTHS INTEREST                                                   24  CA           92592    6.990   6.490     6.990
 944    2%                                                                  24  VA           22042    7.590   7.090     7.590
 945    LESSER OF 1% OR 2 MONTHS INTEREST                                   24  MD           21702    6.430   5.930     6.430
 946    NO PENALTY                                                           0  IL           60425    7.390   6.890     7.390
 947    2 MONTHS INTEREST                                                   24  WI           53227    7.140   6.640     7.140
 948    5%                                                                  24  PA           18702    8.530   8.030     8.530
 949    5%                                                                  36  PA           17502    7.500   7.000     7.500
 950    2%, 2%                                                              24  MO           63088    8.490   7.990     8.490
 951    NO PENALTY                                                           0  WA           98501    7.400   6.900     7.400
 952    2%                                                                  24  VA           20171    6.500   6.000     6.500
 953    NO PENALTY                                                           0  MA            1602    7.450   6.950     7.450
 954    6 MONTHS INTEREST                                                   36  CA           94572    6.950   6.450     6.950
 955    5%                                                                  24  FL           33016    8.690   8.190     8.690
 956    2%                                                                  24  VA           22554    7.790   7.290     7.790
 957    2 MONTHS INTEREST                                                   24  MN           55309    7.990   7.490     7.990
 958    NO PENALTY                                                           0  WA           98198    7.990   7.490     7.990
 959    1%                                                                  36  CA           94578    6.700   6.200     6.700
 960    6 MONTHS INTEREST                                                   24  CA           90221    7.620   7.120     7.620
 961    2%                                                                  24  VA           22312    6.990   6.490     6.990
 962    5%                                                                  24  FL           33615    8.000   7.500     8.000
 963    NO PENALTY                                                           0  SC           29414    8.500   8.000     8.500
 964    5%                                                                  24  OK           73034    8.390   7.890     8.390
 965    5%                                                                  36  PA           18360    8.900   8.400     8.900
 966    1%                                                                  12  MD           20744    7.500   7.000     7.500
 967    5%                                                                  36  NC           27205    6.850   6.350     6.850
 968    1%                                                                  36  TX           76262    6.250   5.750     6.250
 969    1%                                                                  36  CA           92656    8.100   7.600     8.100
 970    5%                                                                  24  FL           32825    8.550   8.050     8.550
 971    6 MONTHS INTEREST                                                   36  CA           95688    6.990   6.490     6.990
 972    1%                                                                  24  PA           18042    7.490   6.990     7.490
 973    6 MONTHS INTEREST                                                   24  CA           95445    6.400   5.900     6.400
 974    5%                                                                  24  PA           17603    7.550   7.050     7.550
 975    5%                                                                  24  AZ           85008    7.850   7.350     7.850
 976    1%                                                                  24  OH           45248    7.250   6.750     7.250
 977    5%                                                                  12  WA           98367    7.750   7.250     7.750
 978    5%                                                                  36  OK           73160    7.500   7.000     7.500
 979    5%                                                                  24  PA           17201    7.990   7.490     7.990
 980    NO PENALTY                                                           0  NJ            8837    6.750   6.250     6.750
 981    2 MONTHS INTEREST                                                   36  MN           55033    6.500   6.000     6.500
 982    2%                                                                  24  VA           22664    7.550   7.050     7.550
 983    6 MONTHS INTEREST                                                   24  CA           90250    6.990   6.490     6.990
 984    5%                                                                  24  FL           33461    7.750   7.250     7.750
 985    2 MONTHS INTEREST                                                   24  WI           54313    6.920   6.420     6.920
 986    NO PENALTY                                                           0  IL           60185    8.050   7.550     8.050
 987    6 MONTHS INTEREST                                                   36  CA           92117    6.450   5.950     6.450
 988    LESSER OF 1% OR 3 MOS INT OR REMAINING BAL OF 1ST YRS INT           36  MA            2128    6.750   6.250     6.750
 989    NO PENALTY                                                           0  IL           60083    7.170   6.670     7.170
 990    5%                                                                  24  CT            6437    7.875   7.375     7.875
 991    6 MONTHS INTEREST                                                   24  CA           95407    7.200   6.700     7.200
 992    5%                                                                  24  PA           19124    8.350   7.850     8.350
 993    6 MONTHS INTEREST                                                   24  CA           90003    7.390   6.890     7.390
 994    NO PENALTY                                                           0  IL           60188    8.370   7.870     8.370
 995    NO PENALTY                                                           0  IL           60609    8.250   7.750     8.250
 996    1%                                                                  24  OH           45123    8.350   7.850     8.350
 997    1%                                                                  36  CA           93630    7.900   7.400     7.900
 998    2%                                                                  24  MO           63134    8.030   7.530     8.030
 999    5%                                                                  12  NY           11368    7.350   6.850     7.350
1000    NO PENALTY                                                           0  NM           87104    7.700   7.200     7.700
1001    5%                                                                  12  NY           11796    7.990   7.490     7.990
1002    2%                                                                  24  MO           64133    7.350   6.850     7.350
1003    2 MONTHS INTEREST                                                   24  MD           21237    7.850   7.350     7.850
1004    5%                                                                  24  FL           33064    8.790   8.290     8.790
1005    5%                                                                  24  UT           84065    7.800   7.300     7.800
1006    6 MONTHS INTEREST                                                   36  CA           96161    6.600   6.100     6.600
1007    5%                                                                  24  WA           98662    7.250   6.750     7.250
1008    5%                                                                  24  PA           19083    7.990   7.490     7.990
1009    NO PENALTY                                                           0  MA            2019    8.250   7.750     8.250
1010    5%                                                                  36  CT            6437    7.500   7.000     7.500
1011    1%                                                                  24  CA           95348    7.990   7.490     7.990
1012    5%                                                                  12  NY           11590    6.875   6.375     6.875
1013    NO PENALTY                                                           0  MD           21555    8.490   7.990     8.490
1014    2 MONTHS INTEREST                                                   24  MD           20715    7.810   7.310     7.810
1015    2%                                                                  36  VA           23452    8.790   8.290     8.790
1016    6 MONTHS INTEREST                                                   12  CA           95678    7.400   6.900     7.400
1017    5%                                                                  12  VA           23072    9.250   8.750     9.250
1018    5%                                                                  12  WA           98058    7.350   6.850     7.350
1019    NO PENALTY                                                           0  RI            2863    7.875   7.375     7.875
1020    6 MONTHS INTEREST                                                   24  CA           92591    8.350   7.850     8.350

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
 936        0.500          1        360         0         0       360        359      1
 937        0.500          1        360         0         0       360        359      1
 938        0.500          2        600         0         0       360        358      1
 939        0.500          1        360        59        60       360        359      1
 940        0.500          1        600         0         0       360        359      1
 941        0.500          1        360        59        60       360        359      2
 942        0.500          1        600         0         0       360        359      1
 943        0.500          1        600         0         0       360        359      2
 944        0.500          2        360        58        60       360        358      1
 945        0.500          2        360         0         0       360        358      1
 946        0.500          1        360        59        60       360        359      1
 947        0.500          1        360        59        60       360        359      1
 948        0.500          1        360         0         0       360        359      1
 949        0.500          1        600         0         0       360        359      2
 950        0.500          1        360         0         0       360        359      2
 951        0.500          1        360        59        60       360        359      2
 952        0.500          1        600         0         0       360        359      1
 953        0.500          1        360         0         0       360        359      1
 954        0.500          1        600         0         0       360        359      2
 955        0.500          1        600         0         0       360        359      1
 956        0.500          1        600         0         0       360        359      1
 957        0.500          1        600         0         0       360        359      1
 958        0.500          2        480         0         0       360        358      1
 959        0.500          1        600         0         0       360        359      2
 960        0.500          2        360        58        60       360        358      1
 961        0.500          1        360        59        60       360        359      1
 962        0.500          1        360         0         0       360        359      2
 963        0.500          1        360         0         0       360        359      1
 964        0.500          1        360         0         0       360        359      2
 965        0.500          3        360         0         0       360        357      1
 966        0.500          1        600         0         0       360        359      1
 967        0.500          1        360         0         0       360        359      2
 968        0.500          1        360        59        60       360        359      1
 969        0.500          2        360        58        60       360        358      1
 970        0.500          1        600         0         0       360        359      2
 971        0.500          1        600         0         0       360        359      2
 972        0.500          1        360         0         0       360        359      1
 973        0.500          1        600         0         0       360        359      1
 974        0.500          1        360         0         0       360        359      1
 975        0.500          1        480         0         0       360        359      1
 976        0.500          2        360         0         0       360        358      1
 977        0.500          1        600         0         0       360        359      1
 978        0.500          1        360         0         0       360        359      2
 979        0.500          1        360        59        60       360        359      1
 980        0.500          1        360        59        60       360        359      1
 981        0.500          2        360         0         0       360        358      1
 982        0.500          1        360         0         0       360        359      1
 983        0.500          1        360        59        60       360        359      2
 984        0.500          1        600         0         0       360        359      2
 985        0.500          1        360         0         0       360        359      1
 986        0.500          1        360         0         0       360        359      1
 987        0.500          1        600         0         0       360        359      2
 988        0.500          1        360         0         0       360        359      1
 989        0.500          1        360         0         0       360        359      2
 990        0.500          1        360        59        60       360        359      1
 991        0.500          1        600         0         0       360        359      2
 992        0.500          1        360         0         0       360        359      1
 993        0.500          1        360        59        60       360        359      2
 994        0.500          1        360         0         0       360        359      1
 995        0.500          1        600         0         0       360        359      1
 996        0.500          1        360         0         0       360        359      1
 997        0.500          1        360         0         0       360        359      1
 998        0.500          1        360         0         0       360        359      1
 999        0.500          1        360        59        60       360        359      2
1000        0.500          2        600         0         0       360        358      1
1001        0.500          1        600         0         0       360        359      1
1002        0.500          1        600         0         0       360        359      1
1003        0.500          1        360        59        60       360        359      2
1004        0.500          2        600         0         0       360        358      2
1005        0.500          1        600         0         0       360        359      2
1006        0.500          1        360        59        60       360        359      2
1007        0.500          1        360        59        60       360        359      2
1008        0.500          1        360         0         0       360        359      1
1009        0.500          1        360         0         0       360        359      1
1010        0.500          1        360         0         0       360        359      1
1011        0.500          1        600         0         0       360        359      2
1012        0.500          1        360         0         0       360        359      1
1013        0.500          1        360         0         0       360        359      1
1014        0.500          1        600         0         0       360        359      1
1015        0.500          1        360         0         0       360        359      1
1016        0.500          1        600         0         0       360        359      1
1017        0.500          1        360         0         0       360        359      1
1018        0.500          1        600         0         0       360        359      1
1019        0.500          1        360         0         0       360        359      1
1020        0.500          1        600         0         0       360        359      2

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
1021      20080801   4.999   12.999    4.999     2.000       1.000     6.000          23           6  280,000.00  280,000.00
1022      20080801   4.500   12.500    6.500     2.000       1.000     6.000          23           6  265,000.00  265,000.00
1023      20080801   8.290   16.290   10.290     2.000       1.000     6.000          23           6   61,000.00   61,000.00
1024      20080701   3.750   13.250    7.250     2.000       1.000     6.000          22           6  243,809.66  244,000.00
1025      20080801   4.990   12.990    6.990     2.000       1.000     6.000          23           6  192,000.00  192,000.00
1026      20110801   4.150   12.150    6.150     2.000       1.000     6.000          59           6  500,000.00  500,000.00
1027      20080801   6.990   14.990    8.990     2.000       1.000     6.000          23           6   52,250.00   52,250.00
1028             0      --       --       --        --          --        --           0           0  307,000.00  307,000.00
1029             0      --       --       --        --          --        --           0           0  263,763.65  264,000.00
1030             0      --       --       --        --          --        --           0           0  220,000.00  220,000.00
1031             0      --       --       --        --          --        --           0           0   80,000.00   80,000.00
1032             0      --       --       --        --          --        --           0           0  500,000.00  500,000.00
1033             0      --       --       --        --          --        --           0           0  247,000.00  247,000.00
1034             0      --       --       --        --          --        --           0           0   81,063.18   81,600.00
1035             0      --       --       --        --          --        --           0           0   68,000.00   68,000.00
1036             0      --       --       --        --          --        --           0           0  240,500.00  240,500.00
1037             0      --       --       --        --          --        --           0           0  265,000.00  265,000.00
1038             0      --       --       --        --          --        --           0           0  505,000.00  505,000.00
1039             0      --       --       --        --          --        --           0           0  380,000.00  380,000.00
1040             0      --       --       --        --          --        --           0           0  287,024.12  287,200.00
1041             0      --       --       --        --          --        --           0           0  102,000.00  102,000.00
1042             0      --       --       --        --          --        --           0           0  366,000.00  366,000.00
1043             0      --       --       --        --          --        --           0           0  285,000.00  285,000.00
1044             0      --       --       --        --          --        --           0           0  480,000.00  480,000.00
1045             0      --       --       --        --          --        --           0           0  402,000.00  402,000.00
1046             0      --       --       --        --          --        --           0           0  366,000.00  366,000.00
1047             0      --       --       --        --          --        --           0           0  132,000.00  132,000.00
1048             0      --       --       --        --          --        --           0           0  612,500.00  612,500.00
1049             0      --       --       --        --          --        --           0           0  200,000.00  200,000.00
1050             0      --       --       --        --          --        --           0           0  182,000.00  182,000.00
1051             0      --       --       --        --          --        --           0           0  436,000.00  436,000.00
1052             0      --       --       --        --          --        --           0           0  264,765.97  265,000.00
1053             0      --       --       --        --          --        --           0           0   81,900.00   81,900.00
1054             0      --       --       --        --          --        --           0           0  215,000.00  215,000.00
1055             0      --       --       --        --          --        --           0           0  111,000.00  111,000.00
1056             0      --       --       --        --          --        --           0           0  425,000.00  425,000.00
1057             0      --       --       --        --          --        --           0           0  448,000.00  448,000.00
1058             0      --       --       --        --          --        --           0           0  400,000.00  400,000.00
1059             0      --       --       --        --          --        --           0           0  455,000.00  455,000.00
1060             0      --       --       --        --          --        --           0           0  206,250.00  206,250.00
1061             0      --       --       --        --          --        --           0           0  100,000.00  100,000.00
1062             0      --       --       --        --          --        --           0           0  695,376.90  696,000.00
1063             0      --       --       --        --          --        --           0           0   60,000.00   60,000.00
1064             0      --       --       --        --          --        --           0           0  280,795.19  281,000.00
1065             0      --       --       --        --          --        --           0           0  589,840.00  589,840.00
1066             0      --       --       --        --          --        --           0           0  735,000.00  735,000.00
1067             0      --       --       --        --          --        --           0           0  177,600.00  177,600.00
1068             0      --       --       --        --          --        --           0           0  148,000.00  148,000.00
1069             0      --       --       --        --          --        --           0           0  175,000.00  175,000.00
1070             0      --       --       --        --          --        --           0           0  260,000.00  260,000.00
1071             0      --       --       --        --          --        --           0           0  391,387.40  392,000.00
1072             0      --       --       --        --          --        --           0           0  267,200.00  267,200.00
1073             0      --       --       --        --          --        --           0           0  216,500.00  216,500.00
1074             0      --       --       --        --          --        --           0           0  224,800.12  225,000.00
1075             0      --       --       --        --          --        --           0           0  600,000.00  600,000.00
1076             0      --       --       --        --          --        --           0           0  375,000.00  375,000.00
1077             0      --       --       --        --          --        --           0           0  258,955.03  259,000.00
1078             0      --       --       --        --          --        --           0           0  110,000.00  110,000.00
1079             0      --       --       --        --          --        --           0           0  114,450.00  114,450.00
1080             0      --       --       --        --          --        --           0           0  145,500.00  145,500.00
1081             0      --       --       --        --          --        --           0           0  106,000.00  106,000.00
1082             0      --       --       --        --          --        --           0           0  257,250.00  257,250.00
1083             0      --       --       --        --          --        --           0           0  125,000.00  125,000.00
1084             0      --       --       --        --          --        --           0           0   67,000.00   67,000.00
1085             0      --       --       --        --          --        --           0           0   68,164.42   68,250.00
1086             0      --       --       --        --          --        --           0           0  425,000.00  425,000.00
1087             0      --       --       --        --          --        --           0           0  118,000.00  118,000.00
1088             0      --       --       --        --          --        --           0           0  700,000.00  700,000.00
1089             0      --       --       --        --          --        --           0           0   67,200.00   67,200.00
1090             0      --       --       --        --          --        --           0           0   50,400.00   50,400.00
1091             0      --       --       --        --          --        --           0           0  300,000.00  300,000.00
1092             0      --       --       --        --          --        --           0           0  336,000.00  336,000.00
1093      20080401   4.250   14.125    4.250     2.000       2.000     6.000          19          12  187,292.38  187,740.00
1094      20080101   3.250   13.750    3.250     2.000       2.000     6.000          16          12  186,057.97  187,000.00
1095      20080401   3.250   12.750    3.250     2.000       2.000     6.000          19          12  164,571.41  165,000.00
1096      20090201   3.250   13.875    3.250     2.000       2.000     6.000          29          12  124,472.54  125,000.00
1097      20090301   4.500   13.375    4.500     3.000       1.000     6.000          30           6  329,863.69  332,000.00
1098             0      --       --       --        --          --        --           0           0  111,739.40  112,000.00
1099      20090301   4.250   13.375    4.250     3.000       1.000     6.000          30           6  205,367.16  206,000.00
1100      20090601   6.750   15.750    8.750     3.000       1.000     7.000          33           6   55,767.90   55,800.00
1101             0      --       --       --        --          --        --           0           0  186,735.17  187,000.00
1102      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  214,572.67  215,000.00
1103      20080601   4.375   14.000    4.375     3.000       1.000     6.000          21           6  284,000.00  284,000.00
1104      20080501   5.750   14.875    5.750     3.000       1.000     6.000          20           6   67,923.47   68,000.00
1105      20080601   3.250   14.750    3.250     2.000       2.000     6.000          21          12  199,884.92  200,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
1021         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1022         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1023         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1024         --   61,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1025         --   36,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1026         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1027         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1028         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1029         --   66,000.00  Fixed Rate  Non-Balloon  Lite              Fixed Rate
1030         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1031         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1032         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1033         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1034         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1035         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1036         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1037         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
1038         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1039         --   95,000.00  Fixed Rate  Balloon      Full              Fixed Rate
1040         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
1041         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1042         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1043         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1044         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
1045         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1046         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1047         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1048         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1049         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1050         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1051         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1052         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1053         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1054         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1055         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1056         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1057         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1058         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1059         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1060         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1061         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1062         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1063         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1064         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1065         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
1066         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1067         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1068         --   37,000.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1069         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1070         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1071         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1072         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1073         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1074         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1075         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
1076         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1077         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1078         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1079         --          --  Fixed Rate  Non-Balloon  Lite              Fixed Rate
1080         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1081         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1082         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1083         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1084         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1085         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1086         --          --  Fixed Rate  Balloon      Lite              Fixed Rate
1087         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1088         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1089         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1090         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1091         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1092         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1093         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1094         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1095         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1096         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1097         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1098         --   28,000.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
1099         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1100         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1101         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1102         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1103         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1104         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1105         --          --  ARM         Non-Balloon  Full              Libor - 1 Year



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
1021    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1022    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1023    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1024    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1025    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1026    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1027    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1028    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1029    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1030    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1031    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1032    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1033    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1034    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1035    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1036    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1037    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1038    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1039    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1040    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
1041    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1042    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1043    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/45
1044    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1045    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
1046    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1047    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1048    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1049    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 25 Year
1050    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1051    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1052    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1053    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
1054    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1055    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
1056    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1057    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1058    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1059    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1060    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1061    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1062    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1063    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
1064    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1065    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1066    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1067    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1068    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1069    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1070    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1071    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1072    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1073    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1074    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1075    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
1076    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1077    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1078    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1079    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
1080    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1081    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
1082    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1083    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1084    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1085    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1086    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1087    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1088    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1089    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1090    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1091    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1092    Principal and Interest  1st Lien  Primary      No Insurance                   B30/50
1093    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1094    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1095    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1096    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1097    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1098    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1099    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1100    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1101    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
1102    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1103    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1104    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1105    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
1021    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
1022    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
1023    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1024    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
1025    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060707  20060901
1026    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
1027    Single Family Residence      Purchase               WILSHIRE  20060901     20060802  20060901
1028    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
1029    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060605  20060715
1030    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
1031    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1032    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
1033    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060627  20060810
1034    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060620  20060801
1035    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
1036    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060630  20060901
1037    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060628  20060901
1038    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060630  20060901
1039    Single Family Residence      Purchase               WILSHIRE  20060901     20060710  20060901
1040    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060510  20060701
1041    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060627  20060810
1042    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
1043    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060708  20060901
1044    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
1045    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
1046    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
1047    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060725  20060905
1048    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
1049    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1050    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1051    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060801
1052    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
1053    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1054    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
1055    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1056    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060628  20060901
1057    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1058    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
1059    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
1060    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060705  20060901
1061    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
1062    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060624  20060801
1063    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1064    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060701
1065    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
1066    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060708  20060901
1067    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060706  20060815
1068    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060706  20060815
1069    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1070    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1071    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060623  20060801
1072    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
1073    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
1074    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
1075    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
1076    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
1077    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
1078    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1079    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060715  20060901
1080    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
1081    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
1082    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060622  20060801
1083    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1084    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1085    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060505  20060701
1086    Single Family Residence      Purchase               WILSHIRE  20060901     20060720  20060901
1087    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1088    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
1089    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
1090    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
1091    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060719  20060901
1092    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
1093    2 Family                     Purchase               WILSHIRE  20060901     20060324  20060501
1094    Single Family Residence      Purchase               WILSHIRE  20060901     20051207  20060201
1095    2 Family                     Purchase               WILSHIRE  20060901     20060329  20060501
1096    Single Family Residence      Purchase               WILSHIRE  20060901     20060120  20060301
1097    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060216  20060401
1098    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060313  20060501
1099    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060208  20060401
1100    Single Family Residence      Purchase               WILSHIRE  20060901     20060525  20060701
1101    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060414  20060601
1102    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1103    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060509  20060701
1104    2 Family                     Purchase               WILSHIRE  20060901     20060403  20060601
1105    Single Family Residence      Purchase               WILSHIRE  20060901     20060522  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
1021    20360801            38.59    670  PA3        80.00      80.00
1022    20360801            20.92    763  PA1        71.43      71.43
1023    20360801            40.02    673  SA2       100.00     100.00
1024    20360701            39.04    630  PA3        80.00     100.00
1025    20360801             47.4    684  SA1        80.00      95.00
1026    20360801            52.23    732  PA1        78.13      78.13
1027    20360801            42.54    716  SA1        95.00      95.00
1028    20360801            46.33    696  PA2        64.36      64.36
1029    20360615            39.36    682  PA2        80.00     100.00
1030    20360801            30.55    624  PA3        51.16      51.16
1031    20360801            48.21    664  PA3        76.19      76.19
1032    20360801             34.1    692  PA2        67.57      67.57
1033    20360710            30.55    678  PA3        55.51      55.51
1034    20360701            49.24    700  PA2        80.00      80.00
1035    20360801            33.35    680  PA2        80.00      80.00
1036    20360801            43.72    681  PA2        65.00      65.00
1037    20360801            35.58    709  PA2        61.63      61.63
1038    20360801            41.58    792  PA1        67.33      67.33
1039    20360801            39.51    691  PA2        80.00     100.00
1040    20360601            46.56    683  SA1        80.00      80.00
1041    20360710             16.1    670  PA3        78.46      78.46
1042    20360801            27.84    770  PA1        60.00      60.00
1043    20360801            37.49    765  PA1        79.17      79.17
1044    20360801             15.5    710  PA2        80.00      80.00
1045    20360801            31.62    731  PA1        52.89      52.89
1046    20360801            38.58    675  PA3        76.25      76.25
1047    20360805            23.85    751  PA1        47.14      47.14
1048    20360701             29.8    713  PA2        70.40      70.40
1049    20310801            30.26    731  PA1        79.05      79.05
1050    20360801            48.64    691  PA2        79.13      79.13
1051    20360701            33.91    681  PA2        80.00      80.00
1052    20360701             45.3    703  PA2        64.16      64.16
1053    20260801            30.52    651  PA3        60.00      60.00
1054    20360801            37.59    682  PA2        61.43      61.43
1055    20210801            41.69    688  PA2        61.33      61.33
1056    20360801             38.7    668  PA3        62.04      62.04
1057    20360801            39.01    701  PA2        77.24      77.24
1058    20360801            29.53    735  PA1        55.56      55.56
1059    20360801             45.9    772  PA1        59.48      59.48
1060    20360801            26.56    776  PA1        75.00      75.00
1061    20360801            35.22    721  PA1        74.63      74.63
1062    20360701             42.3    791  PA1        80.00      80.00
1063    20210801            45.13    755  PA1        69.77      69.77
1064    20360601            47.99    675  PA3        74.93      74.93
1065    20360801            39.59    732  PA1        80.00      80.00
1066    20360801            31.16    680  PA2        70.00      70.00
1067    20360715            45.49    668  SA2        80.00      80.00
1068    20360715            45.49    668  SA2        80.00     100.00
1069    20360801            24.76    746  PA1        50.00      50.00
1070    20360801             45.3    704  PA2        51.49      51.49
1071    20360701            38.43    680  PA2        80.00      80.00
1072    20360801             34.8    635  PA3        80.00      80.00
1073    20360801            29.24    750  PA1        56.23      56.23
1074    20360701             44.2    728  PA1        69.23      69.23
1075    20360801            11.94    747  PA1        61.54      61.54
1076    20360801            29.92    799  PA1        69.44      69.44
1077    20360701               33    740  PA1        76.40      76.40
1078    20360801            46.87    636  PA3        61.45      61.45
1079    20210801            19.21    669  PA3        70.00      70.00
1080    20360801            36.96    633  PA3        47.24      47.24
1081    20360801            34.15    730  PA1        54.92      54.92
1082    20360701            46.76    667  PA3        75.00      75.00
1083    20360801            27.56    665  PA3        49.60      49.60
1084    20360801             23.8    633  PA3        47.52      47.52
1085    20360601            39.07    711  PA2        75.00      75.00
1086    20360801            27.87    732  PA1        57.05      57.05
1087    20360801            37.75    706  PA2        51.98      51.98
1088    20360801            47.76    676  PA3        56.22      56.22
1089    20360801            49.45    636  PA3        80.00      80.00
1090    20360801            49.45    636  PA3        75.79      75.79
1091    20360801            40.93    795  PA1        25.00      25.00
1092    20360801            35.04    794  PA1        60.00      60.00
1093    20360401            24.06    700  SA1       100.00     100.00
1094    20360101            32.92    755  SA1       100.00     100.00
1095    20360401             49.7    740  SA1       100.00     100.00
1096    20360201            42.41    739  SA1       100.00     100.00
1097    20360301            40.41    643  PA3        79.05      79.05
1098    20360401            36.35    694  PA2        80.00     100.00
1099    20360301            39.55    696  PA2        78.63      78.63
1100    20360601            40.73    674  SA2       100.00     100.00
1101    20360501            46.74    625  PA3        35.62      35.62
1102    20360501            46.92    770  SA1       100.00     100.00
1103    20360601            38.44    653  PA3        80.00      80.00
1104    20360501            43.07    652  PA3        80.00      80.00
1105    20360601            44.21    798  SA1       100.00     100.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
1021    NO PENALTY                                                           0  TX           75160    6.999   6.499     6.999
1022    6 MONTHS INTEREST                                                   24  CA           95968    6.500   6.000     6.500
1023    5%                                                                  24  AL           36613   10.290   9.790    10.290
1024    LESSER OF 1% OR 3 MOS INT OR REMAINING BAL OF 1ST YRS INT           24  MA            1854    7.250   6.750     7.250
1025    5%                                                                  24  AL           35806    6.990   6.490     6.990
1026    6 MONTHS INTEREST                                                   36  CA           91739    6.150   5.650     6.150
1027    NO PENALTY                                                           0  MS           38671    8.990   8.490     8.990
1028    6 MONTHS INTEREST                                                   36  CA           94565    6.375   5.875     6.375
1029    5%                                                                  36  NH            3269    6.550   6.050     6.550
1030    6 MONTHS INTEREST                                                   36  CA           91762    6.750   6.250     6.750
1031    5%,4%,3%                                                            36  LA           70517    8.190   7.690     8.190
1032    6 MONTHS INTEREST                                                   36  CA           92647    6.350   5.850     6.350
1033    LESSER OF 3 MOS INT OR REMAINING BAL OF 1ST YRS INT                 36  MA            2136    6.750   6.250     6.750
1034    NO PENALTY                                                           0  IA           51301    7.910   7.410     7.910
1035    5%                                                                  36  KY           42420    8.390   7.890     8.390
1036    NO PENALTY                                                           0  NJ            8057    7.500   7.000     7.500
1037    6 MONTHS INTEREST                                                   36  CA           90022    6.500   6.000     6.500
1038    1%                                                                  36  MI           48439    6.750   6.250     6.750
1039    6 MONTHS INTEREST                                                   24  CA           95363    6.375   5.875     6.375
1040    3 MONTHS INTEREST                                                   36  MA            1001    7.780   7.280     7.780
1041    2 MONTHS INTEREST                                                   36  WI           54121    6.500   6.000     6.500
1042    1%                                                                  36  AZ           85248    6.350   5.850     6.350
1043    2 MONTHS INTEREST                                                   36  MD           21236    6.700   6.200     6.700
1044    6 MONTHS INTEREST                                                   36  CA           92336    6.625   6.125     6.625
1045    6 MONTHS INTEREST                                                   36  CA           92886    6.360   5.860     6.360
1046    6 MONTHS INTEREST                                                   36  CA           90032    6.350   5.850     6.350
1047    5%                                                                  36  FL           34683    6.990   6.490     6.990
1048    6 MONTHS INTEREST                                                   36  CA           91913    6.350   5.850     6.350
1049    LESSER OF 3 MOS INT OR REMAINING BAL OF 1ST YRS INT                 36  MA            1030    6.750   6.250     6.750
1050    2 MONTHS INTEREST                                                   36  MD           20602    7.000   6.500     7.000
1051    NO PENALTY                                                           0  NJ            7924    8.300   7.800     8.300
1052    6 MONTHS INTEREST                                                   36  CA           91773    6.620   6.120     6.620
1053    5%                                                                  36  AL           35404    7.350   6.850     7.350
1054    6 MONTHS INTEREST                                                   36  CA           92201    6.440   5.940     6.440
1055    3%,2%,1%                                                            36  AR           72116    7.240   6.740     7.240
1056    6 MONTHS INTEREST                                                   36  CA           92886    6.375   5.875     6.375
1057    5%                                                                  12  NY           11428    6.500   6.000     6.500
1058    6 MONTHS INTEREST                                                   36  CA           91701    6.350   5.850     6.350
1059    6 MONTHS INTEREST                                                   36  CA           94803    6.370   5.870     6.370
1060    6 MONTHS INTEREST                                                   36  CA           93257    6.550   6.050     6.550
1061    2%                                                                  36  VA           24018    6.860   6.360     6.860
1062    6 MONTHS INTEREST                                                   36  CA           95148    6.550   6.050     6.550
1063    5%                                                                  36  AL           36344    7.710   7.210     7.710
1064    6 MONTHS INTEREST                                                   36  CA           90003    7.590   7.090     7.590
1065    6 MONTHS INTEREST                                                   36  CA           92880    6.375   5.875     6.375
1066    NO PENALTY                                                           0  TX           75225    7.490   6.990     7.490
1067    5%                                                                  36  CT            6790    8.890   8.390     8.890
1068    5%                                                                  36  CT            6790    6.990   6.490     6.990
1069    5%                                                                  36  WA           98223    6.350   5.850     6.350
1070    6 MONTHS INTEREST                                                   36  CA           93436    6.500   6.000     6.500
1071    NO PENALTY                                                           0  TX           78520    6.390   5.890     6.390
1072    2 MONTHS INTEREST                                                   36  MD           20676    6.990   6.490     6.990
1073    6 MONTHS INTEREST                                                   36  CA           92506    6.350   5.850     6.350
1074    6 MONTHS INTEREST                                                   36  CA           92253    6.590   6.090     6.590
1075    1%                                                                  36  SC           29418    6.550   6.050     6.550
1076    6 MONTHS INTEREST                                                   36  CA           95348    6.375   5.875     6.375
1077    2%                                                                  36  VA           22508    7.150   6.650     7.150
1078    5%                                                                  36  NH            3867    7.650   7.150     7.650
1079    NO PENALTY                                                           0  OH           44118    7.550   7.050     7.550
1080    2 MONTHS INTEREST                                                   36  MD           20743    6.875   6.375     6.875
1081    2 MONTHS INTEREST                                                   36  MD           20653    6.350   5.850     6.350
1082    2 MONTHS INTEREST                                                   36  MD           21076    6.500   6.000     6.500
1083    2 MONTHS INTEREST                                                   36  MD           21227    6.500   6.000     6.500
1084    5%,4%,3%                                                            36  LA           70058    8.550   8.050     8.550
1085    5%                                                                  36  TN           38127    8.350   7.850     8.350
1086    5%                                                                  36  CT            6611    6.890   6.390     6.890
1087    5%                                                                  36  FL           33404    6.650   6.150     6.650
1088    6 MONTHS INTEREST                                                   36  CA           91326    6.350   5.850     6.350
1089    5%                                                                  36  OK           73703    9.250   8.750     9.250
1090    5%                                                                  36  OK           73703    9.250   8.750     9.250
1091    6 MONTHS INTEREST                                                   36  CA           92869    6.390   5.890     6.390
1092    6 MONTHS INTEREST                                                   36  CA           91792    6.350   5.850     6.350
1093    NO PENALTY                                                           0  IL           60617    8.125   7.625     8.125
1094    3%                                                                  12  IL           60619    7.750   7.250     7.750
1095    3%,2%                                                               24  IL           60628    6.750   6.250     6.750
1096    3%,2%,1%                                                            36  IL           60621    7.875   7.375     7.875
1097    6 MONTHS INTEREST                                                   36  MD           20740    7.375   6.875     7.375
1098    1%                                                                  36  OH           44420    8.750   8.250     8.750
1099    NO PENALTY                                                           0  MA            2673    7.375   6.875     7.375
1100    NO PENALTY                                                           0  SC           29384    8.750   8.250     8.750
1101    6 MONTHS INTEREST                                                   36  CA           91744    7.750   7.250     7.750
1102    NO PENALTY                                                           0  VA           23503    8.500   8.000     8.500
1103    6 MONTHS INTEREST                                                   24  WA           98498    8.000   7.500     8.000
1104    6 MONTHS INTEREST                                                   24  PA           19320    8.875   8.375     8.875
1105    NO PENALTY                                                           0  SC           29582    8.750   8.250     8.750

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
1021        0.500          1        360         0         0       360        359      1
1022        0.500          1        360        59        60       360        359      1
1023        0.500          1        360         0         0       360        359      1
1024        0.500          2        360         0         0       360        358      1
1025        0.500          1        360         0         0       360        359      1
1026        0.500          1        360        59        60       360        359      2
1027        0.500          1        360         0         0       360        359      1
1028        0.500          1        360         0         0       360        359      1
1029        0.500          3        360         0         0       360        357      1
1030        0.500          1        360         0         0       360        359      1
1031        0.500          1        360         0         0       360        359      1
1032        0.500          1        360         0         0       360        359      2
1033        0.500          2        360         0         0       360        358      1
1034        0.500          2        360         0         0       360        358      1
1035        0.500          1        360         0         0       360        359      1
1036        0.500          1        360         0         0       360        359      1
1037        0.500          1        600         0         0       360        359      1
1038        0.500          1        360         0         0       360        359      2
1039        0.500          1        600         0         0       360        359      2
1040        0.500          3        480         0         0       360        357      1
1041        0.500          2        360         0         0       360        358      1
1042        0.500          1        600         0         0       360        359      1
1043        0.500          1        540         0         0       360        359      1
1044        0.500          1        360         0         0       360        359      2
1045        0.500          1        360        59        60       360        359      1
1046        0.500          1        600         0         0       360        359      1
1047        0.500          1        360         0         0       360        359      1
1048        0.500          2        600         0         0       360        358      2
1049        0.500          1        300         0         0       300        299      1
1050        0.500          1        360         0         0       360        359      1
1051        0.500          2        360         0         0       360        358      2
1052        0.500          2        360         0         0       360        358      1
1053        0.500          1        240         0         0       240        239      2
1054        0.500          1        360         0         0       360        359      1
1055        0.500          1        180         0         0       180        179      1
1056        0.500          1        360         0         0       360        359      2
1057        0.500          1        360         0         0       360        359      1
1058        0.500          1        360         0         0       360        359      1
1059        0.500          1        360         0         0       360        359      2
1060        0.500          1        360         0         0       360        359      1
1061        0.500          1        600         0         0       360        359      1
1062        0.500          2        360         0         0       360        358      2
1063        0.500          1        180         0         0       180        179      2
1064        0.500          3        360         0         0       360        357      1
1065        0.500          1        360         0         0       360        359      2
1066        0.500          1        360         0         0       360        359      2
1067        0.500          2        360         0         0       360        358      1
1068        0.500          2        360         0         0       360        358      1
1069        0.500          1        360         0         0       360        359      1
1070        0.500          1        360         0         0       360        359      1
1071        0.500          2        360         0         0       360        358      1
1072        0.500          1        360         0         0       360        359      1
1073        0.500          1        360         0         0       360        359      1
1074        0.500          2        360         0         0       360        358      1
1075        0.500          1        360        59        60       360        359      2
1076        0.500          1        360         0         0       360        359      2
1077        0.500          2        600         0         0       360        358      1
1078        0.500          1        360         0         0       360        359      1
1079        0.500          1        180         0         0       180        179      1
1080        0.500          1        360         0         0       360        359      1
1081        0.500          1        360        59        60       360        359      1
1082        0.500          2        360         0         0       360        358      1
1083        0.500          1        360         0         0       360        359      2
1084        0.500          1        360         0         0       360        359      1
1085        0.500          3        360         0         0       360        357      1
1086        0.500          1        600         0         0       360        359      2
1087        0.500          1        360         0         0       360        359      1
1088        0.500          1        600         0         0       360        359      2
1089        0.500          1        360         0         0       360        359      2
1090        0.500          1        360         0         0       360        359      1
1091        0.500          1        360         0         0       360        359      1
1092        0.500          1        600         0         0       360        359      1
1093        0.500          5        360         0         0       360        355      1
1094        0.500          8        360         0         0       360        352      1
1095        0.500          5        360         0         0       360        355      1
1096        0.500          7        360         0         0       360        353      1
1097        0.500          6        360         0         0       360        354      1
1098        0.500          5        360         0         0       360        355      1
1099        0.500          6        360         0         0       360        354      1
1100        0.500          3        360         0         0       360        357      1
1101        0.500          4        360         0         0       360        356      1
1102        0.500          4        360         0         0       360        356      1
1103        0.500          3        360        57        60       360        357      1
1104        0.500          4        360         0         0       360        356      1
1105        0.500          3        360         0         0       360        357      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
1106      20080501   5.125   14.625    5.125     3.000       1.000     6.000          20           6  164,056.81  164,350.00
1107      20090501   4.500   13.750    4.500     3.000       1.000     6.000          32           6  164,707.21  165,000.00
1108             0      --       --       --        --          --        --           0           0  137,056.01  138,000.00
1109      20080501   4.250   14.625    4.250     2.000       2.000     6.000          20          12  253,199.59  253,500.00
1110      20080601   5.375   15.750    5.375     3.000       1.000     6.000          21           6  155,617.05  155,763.00
1111      20090501   4.875   14.250    4.875     3.000       1.000     6.000          32           6  285,999.68  286,000.00
1112      20080501   4.750   14.000    4.750     3.000       1.000     6.000          20           6  215,709.15  216,000.00
1113      20080601   4.250   13.875    4.250     2.000       2.000     6.000          21          12  102,857.75  103,000.00
1114      20080501   3.250   14.250    3.250     2.000       2.000     6.000          20          12  299,616.06  300,000.00
1115      20080501   4.250   14.625    4.250     2.000       2.000     6.000          20          12   64,922.96   65,000.00
1116      20090501   3.250   13.750    3.250     2.000       2.000     6.000          32          12   64,861.48   65,000.00
1117      20080601   5.125   14.500    5.125     3.000       1.000     6.000          21           6  103,637.17  103,700.00
1118      20080501   3.250   13.875    3.250     2.000       2.000     6.000          20          12  159,279.74  159,500.00
1119      20080501   3.250   13.750    3.250     2.000       2.000     6.000          20          12  154,225.50  154,500.00
1120      20080401   3.250   14.125    3.250     2.000       2.000     6.000          19          12   99,735.66  100,000.00
1121      20080601   4.250   13.875    4.250     2.000       2.000     6.000          21          12  287,302.14  287,500.00
1122      20080501   3.250   14.375    3.250     2.000       2.000     6.000          20          12  134,831.59  135,000.00
1123      20090701   6.000   15.250    6.000     3.000       1.000     6.000          34           6   75,960.59   76,000.00
1124      20080501   4.625   13.750    4.625     3.000       1.000     6.000          20           6  159,773.41  160,000.00
1125      20090501   3.750   13.750    3.750     3.000       1.000     6.000          32           6  111,680.69  112,000.00
1126      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  106,205.24  106,400.00
1127      20080601   5.250   15.125    5.250     3.000       1.000     6.000          21           6   59,897.97   59,900.00
1128      20080501   6.000   14.750    6.000     3.000       1.000     6.000          20           6  289,665.07  290,000.00
1129      20080501   3.250   14.375    3.250     2.000       2.000     6.000          20          12  171,785.43  172,000.00
1130      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  177,174.92  177,500.00
1131      20080501   4.250   13.625    4.250     3.000       1.000     6.000          20           6  157,654.73  158,000.00
1132      20080501   3.250   14.375    3.250     2.000       2.000     6.000          20          12   64,877.22   65,000.00
1133      20080601   3.250   14.000    3.250     2.000       2.000     6.000          21          12  121,885.67  122,050.00
1134      20080501   5.500   15.250    5.500     3.000       1.000     6.000          20           6  130,894.52  131,100.00
1135      20080501   4.875   15.000    4.875     3.000       1.000     6.000          20           6  123,795.25  124,000.00
1136      20080501   4.250   14.375    4.250     3.000       1.000     6.000          20           6   83,799.21   84,000.00
1137      20080601   3.250   14.750    3.250     2.000       2.000     6.000          21          12  203,764.40  204,000.00
1138      20090601   4.125   13.500    4.125     3.000       1.000     6.000          33           6   94,858.54   95,000.00
1139      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  146,821.25  147,000.00
1140      20080501   3.250   14.375    3.250     2.000       2.000     6.000          20          12  121,294.79  121,523.00
1141      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  192,646.73  193,000.00
1142      20080501   4.250   14.750    4.250     2.000       2.000     6.000          20          12  169,704.40  170,000.00
1143      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12   79,822.79   80,000.00
1144             0      --       --       --        --          --        --           0           0  141,899.77  142,000.00
1145      20080601   4.750   13.750    4.750     3.000       1.000     6.000          21           6  256,318.96  256,500.00
1146      20080501   4.000   13.250    4.000     3.000       1.000     6.000          20           6   79,131.54   80,000.00
1147      20080601   3.250   13.875    3.250     2.000       2.000     6.000          21          12   59,917.13   60,000.00
1148      20080501   3.250   14.375    3.250     2.000       2.000     6.000          20          12   99,770.56  100,000.00
1149      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12   66,519.01   66,600.00
1150      20090501   6.125   15.875    6.125     3.000       1.000     6.000          32           6  188,877.50  189,050.00
1151             0      --       --       --        --          --        --           0           0   79,294.45   80,000.00
1152      20080601   4.625   14.750    4.625     3.000       1.000     6.000          21           6  400,000.00  400,000.00
1153             0      --       --       --        --          --        --           0           0  138,751.11  140,000.00
1154      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  246,254.59  246,650.00
1155      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12   97,669.55   98,000.00
1156             0      --       --       --        --          --        --           0           0  102,382.68  103,000.00
1157      20090501   4.250   14.875    4.250     2.000       2.000     6.000          32          12   74,872.91   75,000.00
1158      20080601   5.750   14.125    5.750     3.000       1.000     6.000          21           6  499,000.00  499,000.00
1159      20090501   4.250   14.875    4.250     2.000       2.000     6.000          32          12   59,898.33   60,000.00
1160             0      --       --       --        --          --        --           0           0  115,951.35  116,000.00
1161      20080601   3.250   14.500    3.250     2.000       2.000     6.000          21          12  157,404.58  157,500.00
1162      20080601   4.250   15.000    4.250     2.000       2.000     6.000          21          12  114,437.45  114,500.00
1163      20080501   4.250   14.250    4.250     2.000       2.000     6.000          20          12  118,271.72  118,500.00
1164      20080501   5.875   16.625    5.875     3.000       1.000     6.000          20           6  175,763.32  175,900.00
1165      20071201   4.500   13.375    4.500     3.000       1.000     6.000          15           6   79,565.89   80,000.00
1166      20080601   4.250   14.000    4.250     3.000       1.000     6.000          21           6  179,879.22  180,000.00
1167      20090601   4.125   14.625    4.125     3.000       1.000     6.000          33           6  171,296.64  171,500.00
1168      20080601   3.250   14.500    3.250     2.000       2.000     6.000          21          12   99,932.03  100,000.00
1169      20080701   4.125   13.375    4.125     3.000       1.000     6.000          22           6  241,500.00  241,500.00
1170      20090601   4.500   13.625    4.500     3.000       1.000     6.000          33           6  273,352.46  273,750.00
1171      20090601   3.625   13.750    3.625     3.000       1.000     6.000          33           6  147,788.39  148,000.00
1172      20080701   5.375   14.500    5.375     3.000       1.000     6.000          22           6  199,500.00  199,500.00
1173      20080601   5.625   15.625    5.625     3.000       1.000     6.000          21           6  197,025.68  197,300.00
1174      20080701   4.250   15.000    4.250     2.000       2.000     6.000          22          12   59,967.22   60,000.00
1175      20080601   3.875   13.250    3.875     3.000       1.000     6.000          21           6  129,790.18  130,000.00
1176      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12   97,880.84   98,000.00
1177      20090601   3.250   14.625    3.250     2.000       2.000     6.000          33          12  120,928.56  121,000.00
1178      20080501   3.250   14.500    3.250     2.000       2.000     6.000          20          12  118,382.89  118,600.00
1179      20080601   5.000   15.250    5.000     3.000       1.000     6.000          21           6  259,728.90  260,000.00
1180      20080701   4.000   13.250    4.000     3.000       1.000     6.000          22           6  289,600.00  289,600.00
1181      20080601   3.250   14.750    3.250     2.000       2.000     6.000          21          12  109,936.70  110,000.00
1182      20080601   5.125   14.375    5.125     3.000       1.000     6.000          21           6  338,789.29  339,000.00
1183      20080701   5.875   14.875    5.875     3.000       1.000     6.000          22           6  270,000.00  270,000.00
1184      20080601   5.875   14.875    5.875     3.000       1.000     6.000          21           6  400,000.00  400,000.00
1185      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12   87,220.00   87,220.00
1186      20080601   4.625   13.625    4.625     3.000       1.000     6.000          21           6  147,892.88  148,000.00
1187      20080601   3.250   14.750    3.250     2.000       2.000     6.000          21          12   94,390.85   94,500.00
1188             0      --       --       --        --          --        --           0           0  328,068.76  328,500.00
1189      20080601   4.625   13.875    4.625     3.000       1.000     6.000          21           6  172,539.13  172,800.00
1190      20080601   4.375   13.625    4.375     3.000       1.000     6.000          21           6  146,400.00  146,400.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
1106         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1107         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1108         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1109         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1110         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1111         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1112         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1113         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1114         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1115         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1116         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1117         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1118         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1119         --          --  ARM         Non-Balloon  NORATIO           Libor - 1 Year
1120         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1121         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1122         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1123         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1124         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1125         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1126         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1127         --   15,002.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1128         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1129         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1130         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1131         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1132         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1133         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1134         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1135         --   31,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1136         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1137         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1138         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1139         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1140         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1141         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1142         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1143         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1144         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1145         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1146         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1147         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1148         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1149         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1150         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1151         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1152         --   67,999.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1153         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1154         --          --  ARM         Non-Balloon  Stated            Libor - 1 Year
1155         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1156         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1157         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1158         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1159         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1160         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1161         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1162         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1163         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1164         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1165         --    7,997.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1166         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1167         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1168         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1169         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1170         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1171         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1172         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1173         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1174         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1175         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1176         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1177         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1178         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1179         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1180         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1181         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1182         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1183         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1184         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1185         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1186         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1187         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1188         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1189         --   43,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1190         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
1106    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1107    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1108    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1109    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1110    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1111    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1112    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1113    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1114    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1115    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1116    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1117    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1118    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1119    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
1120    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1121    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1122    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1123    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
1124    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
1125    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1126    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1127    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1128    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1129    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1130    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1131    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1132    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1133    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1134    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
1135    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1136    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1137    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1138    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1139    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1140    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1141    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1142    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1143    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1144    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1145    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1146    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1147    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1148    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1149    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1150    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
1151    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1152    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1153    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
1154    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
1155    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1156    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
1157    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1158    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1159    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1160    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1161    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1162    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1163    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1164    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
1165    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1166    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1167    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1168    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1169    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1170    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1171    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1172    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1173    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1174    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1175    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1176    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1177    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1178    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1179    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1180    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1181    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1182    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1183    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1184    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1185    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1186    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1187    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1188    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1189    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1190    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
1106    Single Family Residence      Purchase               WILSHIRE  20060901     20060419  20060601
1107    Condo - Low Rise <5 floors   Refinance - Rate Term  WILSHIRE  20060901     20060407  20060601
1108    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060417  20060601
1109    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060403  20060601
1110    Single Family Residence      Purchase               WILSHIRE  20060901     20060505  20060701
1111    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060404  20060601
1112    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060405  20060601
1113    2 Family                     Purchase               WILSHIRE  20060901     20060526  20060701
1114    PUD                          Purchase               WILSHIRE  20060901     20060501  20060601
1115    Single Family Residence      Purchase               WILSHIRE  20060901     20060405  20060601
1116    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1117    Rowhouse                     Refinance - Cashout    WILSHIRE  20060901     20060531  20060701
1118    2 Family                     Purchase               WILSHIRE  20060901     20060424  20060601
1119    Single Family Residence      Purchase               WILSHIRE  20060901     20060410  20060601
1120    2 Family                     Purchase               WILSHIRE  20060901     20060404  20060501
1121    Single Family Residence      Purchase               WILSHIRE  20060901     20060509  20060701
1122    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060418  20060601
1123    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
1124    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060421  20060601
1125    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060414  20060601
1126    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
1127    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060519  20060701
1128    PUD                          Purchase               WILSHIRE  20060901     20060407  20060601
1129    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060403  20060601
1130    Single Family Residence      Purchase               WILSHIRE  20060901     20060414  20060601
1131    Single Family Residence      Purchase               WILSHIRE  20060901     20060417  20060601
1132    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1133    2 Family                     Purchase               WILSHIRE  20060901     20060511  20060701
1134    Single Family Residence      Purchase               WILSHIRE  20060901     20060404  20060601
1135    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1136    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060418  20060601
1137    Single Family Residence      Purchase               WILSHIRE  20060901     20060509  20060701
1138    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060502  20060701
1139    Single Family Residence      Purchase               WILSHIRE  20060901     20060426  20060601
1140    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
1141    Single Family Residence      Purchase               WILSHIRE  20060901     20060418  20060601
1142    Single Family Residence      Purchase               WILSHIRE  20060901     20060414  20060601
1143    Single Family Residence      Purchase               WILSHIRE  20060901     20060425  20060601
1144    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060614  20060801
1145    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060428  20060701
1146    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
1147    Single Family Residence      Purchase               WILSHIRE  20060901     20060512  20060701
1148    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1149    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1150    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060426  20060601
1151    PUD                          Purchase               WILSHIRE  20060901     20060428  20060601
1152    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
1153    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060425  20060601
1154    PUD                          Purchase               WILSHIRE  20060901     20060428  20060601
1155    Single Family Residence      Purchase               WILSHIRE  20060901     20060424  20060601
1156    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
1157    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1158    PUD                          Purchase               WILSHIRE  20060901     20060524  20060701
1159    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1160    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060519  20060701
1161    Single Family Residence      Purchase               WILSHIRE  20060901     20060510  20060701
1162    2 Family                     Purchase               WILSHIRE  20060901     20060515  20060701
1163    2 Family                     Purchase               WILSHIRE  20060901     20060425  20060601
1164    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060426  20060601
1165    Single Family Residence      Purchase               WILSHIRE  20060901     20051130  20060101
1166    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060508  20060701
1167    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060517  20060701
1168    Single Family Residence      Purchase               WILSHIRE  20060901     20060510  20060701
1169    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060607  20060801
1170    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
1171    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
1172    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060605  20060801
1173    Single Family Residence      Purchase               WILSHIRE  20060901     20060515  20060701
1174    Single Family Residence      Purchase               WILSHIRE  20060901     20060622  20060801
1175    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060509  20060701
1176    Single Family Residence      Purchase               WILSHIRE  20060901     20060503  20060601
1177    2 Family                     Purchase               WILSHIRE  20060901     20060505  20060701
1178    Single Family Residence      Purchase               WILSHIRE  20060901     20060428  20060601
1179    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060509  20060701
1180    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060609  20060801
1181    Single Family Residence      Purchase               WILSHIRE  20060901     20060517  20060701
1182    PUD                          Purchase               WILSHIRE  20060901     20060523  20060701
1183    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060613  20060801
1184    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
1185    Single Family Residence      Purchase               WILSHIRE  20060901     20060601  20060801
1186    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
1187    Single Family Residence      Purchase               WILSHIRE  20060901     20060512  20060701
1188    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060512  20060701
1189    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
1190    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
1106    20360501            39.63    728  SA1        94.73      94.73
1107    20360501            49.29    659  PA3        60.00      60.00
1108    20360501            53.43    632  PA3        80.00      80.00
1109    20360501            41.55    698  SA1       100.00     100.00
1110    20360601            38.41    696  SA1        98.11      98.11
1111    20360501            41.96    666  SA2        89.38      89.38
1112    20360501            43.23    663  SA2        88.89      88.89
1113    20360601            32.28    718  SA1       100.00     100.00
1114    20360501             48.9    754  SA1        98.01      98.01
1115    20360501            39.38    707  SA1       100.00     100.00
1116    20360501            16.36    813  SA1       100.00     100.00
1117    20360601            40.55    699  SA1        85.00      85.00
1118    20360501            29.32    756  SA1       100.00     100.00
1119    20360501                0    720  SA1       100.00     100.00
1120    20360401            39.85    780  SA1       100.00     100.00
1121    20360601            40.59    686  SA1       100.00     100.00
1122    20360501            48.35    786  SA1       100.00     100.00
1123    20360701            40.81    632  PA3        80.00      80.00
1124    20360501            53.87    624  PA3        69.57      69.57
1125    20360501            34.88    628  PA3        31.64      31.64
1126    20360501            43.21    776  SA1        95.00      95.00
1127    20360601            38.29    681  SA1        79.97     100.00
1128    20360501            37.24    688  SA1       100.00     100.00
1129    20360501            31.95    786  SA1       100.00     100.00
1130    20360501            47.03    784  SA1       100.00     100.00
1131    20360501            37.16    636  PA3        80.00      80.00
1132    20360501            32.06    777  SA1       100.00     100.00
1133    20360601            22.56    755  SA1       100.00     100.00
1134    20360501            39.59    694  SA1        95.00      95.00
1135    20360501            44.14    676  SA2        80.00     100.00
1136    20360501            25.56    653  PA3        50.30      50.30
1137    20360601            25.08    754  SA1       100.00     100.00
1138    20360601            25.55    655  PA3        61.29      61.29
1139    20360501            48.57    737  SA1       100.00     100.00
1140    20360501            39.09    761  SA1       100.00     100.00
1141    20360501            35.87    770  SA1       100.00     100.00
1142    20360501            45.74    719  SA1       100.00     100.00
1143    20360501            23.56    802  SA1       100.00     100.00
1144    20360701            46.33    682  PA2        35.50      35.50
1145    20360601            35.05    671  SA2        90.00      90.00
1146    20360501            24.37    676  PA3        34.04      34.04
1147    20360601            35.19    749  SA1       100.00     100.00
1148    20360501            43.44    721  SA1       100.00     100.00
1149    20360501            26.81    770  SA1       100.00     100.00
1150    20360501            47.74    787  SA1        95.00      95.00
1151    20360501            31.95    650  PA3        61.59      61.59
1152    20360601            44.64    641  PA3        75.47      88.30
1153    20210501            36.68    625  PA3        49.12      49.12
1154    20360501            40.16    737  SA1       100.00     100.00
1155    20360501            34.67    736  SA1       100.00     100.00
1156    20210601            34.43    630  PA3        35.27      35.27
1157    20360501            21.46    714  SA1       100.00     100.00
1158    20360601               37    661  SA2       100.00     100.00
1159    20360501            21.13    714  SA1       100.00     100.00
1160    20360601            53.15    623  PA3        77.33      77.33
1161    20360601             26.7    733  SA1       100.00     100.00
1162    20360601            37.89    715  SA1       100.00     100.00
1163    20360501            38.02    706  SA1       100.00     100.00
1164    20360501            45.06    702  SA1       100.00     100.00
1165    20351201            39.86    638  PA3        72.73      80.00
1166    20360601            34.78    760  PA1        80.00      80.00
1167    20360601            52.74    629  PA3        70.00      70.00
1168    20360601            35.26    781  SA1       100.00     100.00
1169    20360701            34.29    641  PA3        70.00      70.00
1170    20360601            48.09    652  PA3        75.00      75.00
1171    20360601            46.94    671  PA3        59.20      59.20
1172    20360701             53.9    677  SA2        95.00      95.00
1173    20360601            26.71    676  SA2       100.00     100.00
1174    20360701            28.41    687  SA1       100.00     100.00
1175    20360601            39.04    634  PA3        50.58      50.58
1176    20360501            24.73    758  SA1       100.00     100.00
1177    20360601            27.09    730  SA1       100.00     100.00
1178    20360501            51.19    763  SA1       100.00     100.00
1179    20360601            43.07    796  SA1        89.04      89.04
1180    20360701            45.95    636  PA3        80.00      80.00
1181    20360601            41.14    738  SA1       100.00     100.00
1182    20360601            49.25    663  SA2       100.00     100.00
1183    20360701            43.18    686  SA1       100.00     100.00
1184    20360601            39.76    664  SA2       100.00     100.00
1185    20360701            19.68    752  SA1        90.01      90.01
1186    20360601            32.88    664  SA2        80.00      80.00
1187    20360601            33.07    776  SA1       100.00     100.00
1188    20360601            39.48    630  PA3        69.89      69.89
1189    20360601            38.81    686  SA1        80.00     100.00
1190    20360601            27.48    642  PA3        80.00      80.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
1106    6 MONTHS INTEREST                                                   24  WA           98632    8.625   8.125     8.625
1107    6 MONTHS INTEREST                                                   36  FL           33936    7.750   7.250     7.750
1108    2%                                                                  36  VA           23452    8.250   7.750     8.250
1109    NO PENALTY                                                           0  IL           60005    8.625   8.125     8.625
1110    NO PENALTY                                                           0  IL           60406    9.750   9.250     9.750
1111    6 MONTHS INTEREST                                                   36  VA           23435    8.250   7.750     8.250
1112    6 MONTHS INTEREST                                                   12  WA           98346    8.000   7.500     8.000
1113    6 MONTHS INTEREST                                                   24  PA           17201    7.875   7.375     7.875
1114    NO PENALTY                                                           0  FL           33543    8.250   7.750     8.250
1115    3%,2%                                                               24  IN           46407    8.625   8.125     8.625
1116    6 MONTHS INTEREST                                                   36  PA           17404    7.750   7.250     7.750
1117    NO PENALTY                                                           0  MD           21206    8.500   8.000     8.500
1118    NO PENALTY                                                           0  PA           19401    7.875   7.375     7.875
1119    NO PENALTY                                                           0  VA           23434    7.750   7.250     7.750
1120    NO PENALTY                                                           0  GA           30606    8.125   7.625     8.125
1121    NO PENALTY                                                           0  NJ            8527    7.875   7.375     7.875
1122    6 MONTHS INTEREST                                                   24  VA           23453    8.375   7.875     8.375
1123    6 MONTHS INTEREST                                                   36  MO           63112    9.250   8.750     9.250
1124    NO PENALTY                                                           0  NJ            8260    7.750   7.250     7.750
1125    6 MONTHS INTEREST                                                   36  MD           20735    7.750   7.250     7.750
1126    NO PENALTY                                                           0  OH           44120    8.500   8.000     8.500
1127    6 MONTHS INTEREST                                                   24  CO           80012    9.125   8.625     9.125
1128    6 MONTHS INTEREST                                                   24  WA           98221    8.750   8.250     8.750
1129    NO PENALTY                                                           0  IL           60156    8.375   7.875     8.375
1130    NO PENALTY                                                           0  MN           55025    8.500   8.000     8.500
1131    6 MONTHS INTEREST                                                   24  CA           96002    7.625   7.125     7.625
1132    NO PENALTY                                                           0  NJ            8302    8.375   7.875     8.375
1133    NO PENALTY                                                           0  NJ            8030    8.000   7.500     8.000
1134    NO PENALTY                                                           0  TX           79912    9.250   8.750     9.250
1135    6 MONTHS INTEREST                                                   24  PA           17314    9.000   8.500     9.000
1136    6 MONTHS INTEREST                                                   24  MD           21207    8.375   7.875     8.375
1137    NO PENALTY                                                           0  MD           20706    8.750   8.250     8.750
1138    NO PENALTY                                                           0  AK           99645    7.500   7.000     7.500
1139    NO PENALTY                                                           0  GA           30344    8.500   8.000     8.500
1140    NO PENALTY                                                           0  MD           21239    8.375   7.875     8.375
1141    NO PENALTY                                                           0  VA           23325    8.500   8.000     8.500
1142    NO PENALTY                                                           0  MT           59803    8.750   8.250     8.750
1143    NO PENALTY                                                           0  MD           21216    8.500   8.000     8.500
1144    6 MONTHS INTEREST                                                   36  CA           92376    7.750   7.250     7.750
1145    NO PENALTY                                                           0  WA           98391    7.750   7.250     7.750
1146    NO PENALTY                                                           0  NJ            7305    7.250   6.750     7.250
1147    2 MONTHS INTEREST                                                   36  WI           54220    7.875   7.375     7.875
1148    NO PENALTY                                                           0  GA           30038    8.375   7.875     8.375
1149    NO PENALTY                                                           0  NC           28304    8.500   8.000     8.500
1150    6 MONTHS INTEREST                                                   36  VA           23503    9.875   9.375     9.875
1151    6 MONTHS INTEREST                                                   36  PA           19464    7.750   7.250     7.750
1152    NO PENALTY                                                           0  MD           20603    8.750   8.250     8.750
1153    6 MONTHS INTEREST                                                   36  AZ           85233    7.750   7.250     7.750
1154    6 MONTHS INTEREST                                                   12  DE           19701    8.500   8.000     8.500
1155    3%,2%,1%                                                            36  KY           40211    8.500   8.000     8.500
1156    2%                                                                  36  VA           22508    7.625   7.125     7.625
1157    6 MONTHS INTEREST                                                   36  AL           36607    8.875   8.375     8.875
1158    6 MONTHS INTEREST                                                   24  VA           22315    8.125   7.625     8.125
1159    6 MONTHS INTEREST                                                   36  AL           36617    8.875   8.375     8.875
1160    2 MONTHS INTEREST                                                   36  WI           53105   10.250   9.750    10.250
1161    NO PENALTY                                                           0  GA           30311    8.500   8.000     8.500
1162    3%,2%,1%                                                            36  KY           40160    9.000   8.500     9.000
1163    6 MONTHS INTEREST                                                   36  ID           83605    8.250   7.750     8.250
1164    NO PENALTY                                                           0  FL           32224   10.625  10.125    10.625
1165    NO PENALTY                                                           0  SC           29642    7.375   6.875     7.375
1166    3%,2%                                                               24  OH           45014    8.000   7.500     8.000
1167    6 MONTHS INTEREST                                                   12  AZ           85224    8.625   8.125     8.625
1168    6 MONTHS INTEREST                                                   36  TX           75241    8.500   8.000     8.500
1169    6 MONTHS INTEREST                                                   24  MD           20744    7.375   6.875     7.375
1170    6 MONTHS INTEREST                                                   36  CT            6492    7.625   7.125     7.625
1171    6 MONTHS INTEREST                                                   36  WA           98310    7.750   7.250     7.750
1172    6 MONTHS INTEREST                                                   24  DE           19904    8.500   8.000     8.500
1173    NO PENALTY                                                           0  FL           32909    9.625   9.125     9.625
1174    6 MONTHS INTEREST                                                   24  PA           19013    9.000   8.500     9.000
1175    NO PENALTY                                                           0  MA            1747    7.250   6.750     7.250
1176    3%,2%,1%                                                            36  MI           48237    8.500   8.000     8.500
1177    2 MONTHS INTEREST                                                   36  WI           54880    8.625   8.125     8.625
1178    NO PENALTY                                                           0  OH           44256    8.500   8.000     8.500
1179    NO PENALTY                                                           0  OH           44236    9.250   8.750     9.250
1180    NO PENALTY                                                           0  TX           77706    7.250   6.750     7.250
1181    NO PENALTY                                                           0  GA           30106    8.750   8.250     8.750
1182    6 MONTHS INTEREST                                                   24  VA           23464    8.375   7.875     8.375
1183    NO PENALTY                                                           0  HI           96822    8.875   8.375     8.875
1184    NO PENALTY                                                           0  CT            6776    8.875   8.375     8.875
1185    6 MONTHS INTEREST                                                   12  WA           98632    8.750   8.250     8.750
1186    NO PENALTY                                                           0  FL           33015    7.625   7.125     7.625
1187    6 MONTHS INTEREST                                                   36  TX           79936    8.750   8.250     8.750
1188    NO PENALTY                                                           0  MD           20769    8.125   7.625     8.125
1189    NO PENALTY                                                           0  OR           97304    7.875   7.375     7.875
1190    6 MONTHS INTEREST                                                   24  OR           97023    7.625   7.125     7.625

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
1106        0.500          4        360         0         0       360        356      2
1107        0.500          4        360         0         0       360        356      1
1108        0.500          4        360         0         0       360        356      1
1109        0.500          4        360         0         0       360        356      1
1110        0.500          3        360         0         0       360        357      2
1111        0.500          4        360        56        60       360        356      2
1112        0.500          4        360         0         0       360        356      1
1113        0.500          3        360         0         0       360        357      1
1114        0.500          4        360         0         0       360        356      2
1115        0.500          4        360         0         0       360        356      1
1116        0.500          4        360         0         0       360        356      1
1117        0.500          3        360         0         0       360        357      1
1118        0.500          4        360         0         0       360        356      1
1119        0.500          4        360         0         0       360        356      2
1120        0.500          5        360         0         0       360        355      1
1121        0.500          3        360         0         0       360        357      1
1122        0.500          4        360         0         0       360        356      1
1123        0.500          2        360         0         0       360        358      1
1124        0.500          4        360         0         0       360        356      1
1125        0.500          4        360         0         0       360        356      1
1126        0.500          4        360         0         0       360        356      1
1127        0.500          3        360        57        60       360        357      1
1128        0.500          4        360         0         0       360        356      1
1129        0.500          4        360         0         0       360        356      1
1130        0.500          4        360         0         0       360        356      1
1131        0.500          4        360         0         0       360        356      2
1132        0.500          4        360         0         0       360        356      1
1133        0.500          3        360         0         0       360        357      1
1134        0.500          4        360         0         0       360        356      1
1135        0.500          4        360         0         0       360        356      1
1136        0.500          4        360         0         0       360        356      1
1137        0.500          3        360         0         0       360        357      1
1138        0.500          3        360         0         0       360        357      1
1139        0.500          4        360         0         0       360        356      1
1140        0.500          4        360         0         0       360        356      1
1141        0.500          4        360         0         0       360        356      1
1142        0.500          4        360         0         0       360        356      1
1143        0.500          4        360         0         0       360        356      1
1144        0.500          2        360         0         0       360        358      1
1145        0.500          3        360         0         0       360        357      2
1146        0.500          4        360         0         0       360        356      1
1147        0.500          3        360         0         0       360        357      1
1148        0.500          4        360         0         0       360        356      1
1149        0.500          4        360         0         0       360        356      1
1150        0.500          4        360         0         0       360        356      1
1151        0.500          4        360         0         0       360        356      2
1152        0.500          3        360        57        60       360        357      2
1153        0.500          4        180         0         0       180        176      1
1154        0.500          4        360         0         0       360        356      2
1155        0.500          4        360         0         0       360        356      1
1156        0.500          3        180         0         0       180        177      1
1157        0.500          4        360         0         0       360        356      1
1158        0.500          3        360        57        60       360        357      2
1159        0.500          4        360         0         0       360        356      1
1160        0.500          3        360         0         0       360        357      1
1161        0.500          3        360         0         0       360        357      1
1162        0.500          3        360         0         0       360        357      1
1163        0.500          4        360         0         0       360        356      1
1164        0.500          4        360         0         0       360        356      1
1165        0.500          9        360         0         0       360        351      1
1166        0.500          3        360         0         0       360        357      1
1167        0.500          3        360         0         0       360        357      1
1168        0.500          3        360         0         0       360        357      1
1169        0.500          2        360        58        60       360        358      1
1170        0.500          3        360         0         0       360        357      1
1171        0.500          3        360         0         0       360        357      2
1172        0.500          2        360         0         0       360        358      1
1173        0.500          3        360         0         0       360        357      2
1174        0.500          2        360         0         0       360        358      1
1175        0.500          3        360         0         0       360        357      1
1176        0.500          4        360         0         0       360        356      1
1177        0.500          3        360         0         0       360        357      1
1178        0.500          4        360         0         0       360        356      1
1179        0.500          3        360         0         0       360        357      1
1180        0.500          2        360         0         0       360        358      1
1181        0.500          3        360         0         0       360        357      1
1182        0.500          3        360         0         0       360        357      1
1183        0.500          2        360         0         0       360        358      2
1184        0.500          3        360        57        60       360        357      1
1185        0.500          2        360         0         0       360        358      1
1186        0.500          3        360         0         0       360        357      1
1187        0.500          3        360         0         0       360        357      1
1188        0.500          3        360         0         0       360        357      2
1189        0.500          3        360         0         0       360        357      2
1190        0.500          3        360        57        60       360        357      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
1191      20090701   5.000   14.000    5.000     3.000       1.000     6.000          34           6   97,434.57   97,500.00
1192      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  147,000.00  147,000.00
1193      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12   75,000.00   75,000.00
1194      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12   64,000.00   64,000.00
1195      20080601   5.125   15.500    5.125     3.000       1.000     6.000          21           6  144,428.92  144,500.00
1196      20080701   4.875   14.750    4.875     3.000       1.000     6.000          22           6  102,000.00  102,000.00
1197      20080601   3.250   14.500    3.250     2.000       2.000     6.000          21          12   84,896.64   85,000.00
1198      20080601   3.250   14.500    3.250     2.000       2.000     6.000          21          12   84,896.64   85,000.00
1199             0      --       --       --        --          --        --           0           0  183,922.67  184,000.00
1200             0      --       --       --        --          --        --           0           0  559,405.56  560,000.00
1201      20080601   3.250   14.750    3.250     2.000       2.000     6.000          21          12   62,927.23   63,000.00
1202      20080601   4.250   15.000    4.250     2.000       2.000     6.000          21          12   87,404.04   87,500.00
1203             0      --       --       --        --          --        --           0           0  116,425.71  116,500.00
1204      20080601   4.000   13.375    4.000     3.000       1.000     6.000          21           6  124,705.03  124,800.00
1205      20080701   5.625   15.125    5.625     3.000       1.000     6.000          22           6  135,727.73  135,800.00
1206             0      --       --       --        --          --        --           0           0  124,818.47  125,000.00
1207      20080601   3.125   12.750    3.125     3.000       1.000     6.000          21           6  402,304.07  403,000.00
1208      20090601   3.250   14.875    3.250     2.000       2.000     6.000          33          12   61,865.29   61,900.00
1209      20080601   3.250   14.500    3.250     2.000       2.000     6.000          21          12  104,872.33  105,000.00
1210      20080601   5.000   14.875    5.000     3.000       1.000     6.000          21           6  161,817.67  162,000.00
1211      20080601   5.125   14.750    5.125     3.000       1.000     6.000          21           6  520,000.00  520,000.00
1212      20090601   3.750   13.875    3.750     3.000       1.000     6.000          33           6  124,820.03  125,000.00
1213      20080701   5.625   15.250    5.625     3.000       1.000     6.000          22           6  113,300.00  113,300.00
1214      20080601   3.625   12.875    3.625     3.000       1.000     6.000          21           6  449,241.71  450,000.00
1215      20080601   5.375   14.875    5.375     3.000       1.000     6.000          21           6  199,200.00  199,200.00
1216      20080701   4.500   14.125    4.500     3.000       1.000     6.000          22           6  133,712.47  133,800.00
1217      20080701   6.500   15.625    6.500     3.000       1.000     6.000          22           6  169,900.00  169,900.00
1218             0      --       --       --        --          --        --           0           0  131,509.43  131,600.00
1219      20080601   3.250   14.500    3.250     2.000       2.000     6.000          21          12  122,850.43  123,000.00
1220      20090701   5.750   14.750    5.750     3.000       1.000     6.000          34           6   91,166.26   92,000.00
1221             0      --       --       --        --          --        --           0           0   92,929.23   93,000.00
1222      20080701   5.250   14.625    5.250     3.000       1.000     6.000          22           6  127,924.42  128,000.00
1223      20080701   3.750   13.000    3.750     3.000       1.000     6.000          22           6  104,913.93  105,000.00
1224      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12  164,905.07  165,000.00
1225      20080701   5.125   14.750    5.125     3.000       1.000     6.000          22           6   80,750.00   80,750.00
1226      20080701   4.250   15.000    4.250     2.000       2.000     6.000          22          12  132,500.00  132,500.00
1227      20080701   5.125   14.500    5.125     3.000       1.000     6.000          22           6  304,815.23  305,000.00
1228      20080601   4.250   14.375    4.250     2.000       2.000     6.000          21          12  177,889.36  178,000.00
1229      20080701   4.250   15.000    4.250     2.000       2.000     6.000          22          12  155,500.00  155,500.00
1230      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12   88,000.00   88,000.00
1231      20080701   3.250   14.750    3.250     2.000       2.000     6.000          22          12   64,852.67   64,890.00
1232      20080701   5.250   14.375    5.250     3.000       1.000     6.000          22           6  224,840.47  225,000.00
1233             0      --       --       --        --          --        --           0           0  164,769.00  165,000.00
1234             0      --       --       --        --          --        --           0           0  195,500.00  195,500.00
1235             0      --       --       --        --          --        --           0           0   63,000.00   63,000.00
1236             0      --       --       --        --          --        --           0           0   24,971.00   25,000.00
1237             0      --       --       --        --          --        --           0           0  102,679.00  103,000.00
1238             0      --       --       --        --          --        --           0           0   69,945.00   70,000.00
1239             0      --       --       --        --          --        --           0           0   74,911.00   75,000.00
1240      20090701   7.900   14.150    7.900     2.000       1.000     6.000          34          12   76,000.00   76,000.00
1241      20080701   7.200   13.450    7.200     2.000       1.000     6.000          22          12  117,432.00  117,520.00
1242             0      --       --       --        --          --        --           0           0   81,546.00   81,600.00
1243      20080701   8.050   14.300    8.050     2.000       1.000     6.000          22          12   68,000.00   68,000.00
1244      20080701   6.325   14.825    7.825     3.000       1.000     7.000          22           6  310,500.00  310,500.00
1245      20080701   6.890   15.390    6.890     3.000       1.000     7.000          22           6  104,000.00  104,000.00
1246      20080601   5.390   13.890    5.390     3.000       1.000     7.000          21           6   79,865.58   80,000.00
1247      20090701   6.190   14.690    6.190     3.000       1.000     7.000          34           6  163,200.00  163,200.00
1248      20080801   7.640   16.140    7.640     3.000       1.000     7.000          23           6  140,800.00  140,800.00
1249             0      --       --       --        --          --        --           0           0  301,276.41  301,500.00
1250      20080801   6.690   15.190    6.690     3.000       1.000     7.000          23           6  267,750.00  267,750.00
1251      20080601   5.790   14.290    5.790     3.000       1.000     7.000          21           6  108,715.80  108,800.00
1252      20080801   5.340   13.840    5.340     3.000       1.000     7.000          23           6  184,000.00  184,000.00
1253             0      --       --       --        --          --        --           0           0  196,000.00  196,000.00
1254      20080801   6.040   15.040    6.040     3.000       1.000     7.000          23           6  307,920.00  307,920.00
1255      20080801   5.440   13.940    5.440     3.000       1.000     7.000          23           6  149,600.00  149,600.00
1256      20080601   5.840   14.340    5.840     3.000       1.000     7.000          21           6  180,000.00  180,000.00
1257      20080801   6.390   15.390    6.390     3.000       1.000     7.000          23           6  256,000.00  256,000.00
1258      20080801   6.440   14.940    6.440     3.000       1.000     7.000          23           6  208,000.00  208,000.00
1259             0      --       --       --        --          --        --           0           0   76,500.00   76,500.00
1260             0      --       --       --        --          --        --           0           0   96,000.00   96,000.00
1261      20080701   5.860   14.360    5.860     3.000       1.000     7.000          22           6  200,000.00  200,000.00
1262      20080601   5.640   14.140    5.640     3.000       1.000     7.000          21           6  104,000.00  104,000.00
1263      20080701   6.640   15.140    6.640     3.000       1.000     7.000          22           6  128,660.00  128,660.00
1264      20090801   6.940   15.440    6.940     3.000       1.000     7.000          35           6  126,000.00  126,000.00
1265      20080801   6.490   14.990    6.490     3.000       1.000     7.000          23           6  244,000.00  244,000.00
1266      20090801   5.140   13.640    5.140     3.000       1.000     7.000          35           6  130,400.00  130,400.00
1267      20080801   7.340   15.840    7.340     3.000       1.000     7.000          23           6  233,600.00  233,600.00
1268      20080801   6.490   14.990    6.490     3.000       1.000     7.000          23           6  298,800.00  298,800.00
1269      20080801   7.390   15.890    7.390     3.000       1.000     7.000          23           6   93,600.00   93,600.00
1270      20080801   7.140   15.640    7.140     3.000       1.000     7.000          23           6  162,400.00  162,400.00
1271      20090801   4.990   13.490    4.990     3.000       1.000     7.000          35           6  294,000.00  294,000.00
1272      20090801   4.740   13.740    4.740     3.000       1.000     7.000          35           6  382,320.00  382,320.00
1273      20090801   6.890   15.390    6.890     3.000       1.000     7.000          35           6   65,600.00   65,600.00
1274      20080801   7.540   16.040    7.540     3.000       1.000     7.000          23           6  238,500.00  238,500.00
1275      20080701   5.850   13.850    7.850     3.000       1.000     6.000          22           6  294,500.00  294,500.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
1191         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1192         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1193         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1194         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1195         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1196         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1197         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1198         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1199         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1200         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1201         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1202         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1203         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1204         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1205         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1206         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1207         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1208         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1209         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1210         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1211         --  129,970.00  ARM         Non-Balloon  Full              Libor - 6 Month
1212         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1213         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1214         --   80,017.00  ARM         Non-Balloon  Full              Libor - 6 Month
1215         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1216         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1217         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1218         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1219         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1220         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1221         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1222         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1223         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1224         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1225         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1226         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1227         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1228         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1229         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1230         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1231         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1232         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1233         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1234         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1235         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1236         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1237         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1238         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1239         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1240         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1241         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1242         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1243         --          --  ARM         Non-Balloon  Full              Libor - 1 Year
1244         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1245         --   26,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1246         --   20,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1247         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1248         --   35,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1249         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1250         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1251         --   27,200.00  ARM         Non-Balloon  Full              Libor - 6 Month
1252         --   46,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1253         --   24,500.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
1254         --  100,082.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1255         --   37,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
1256         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1257         --   64,000.00  ARM         Balloon      Stated            Libor - 6 Month
1258         --   82,012.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1259         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1260         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1261         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1262         --   26,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1263         --   33,833.00  ARM         Balloon      Full              Libor - 6 Month
1264         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1265         --   61,000.00  ARM         Balloon      Stated            Libor - 6 Month
1266         --   36,606.00  ARM         Non-Balloon  Full              Libor - 6 Month
1267         --   58,400.00  ARM         Balloon      Stated            Libor - 6 Month
1268         --   93,218.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1269         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1270         --   54,597.00  ARM         Balloon      Stated            Libor - 6 Month
1271         --   75,998.00  ARM         Balloon      Full              Libor - 6 Month
1272         --   96,662.00  ARM         Balloon      Full              Libor - 6 Month
1273         --   16,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1274         --          --  ARM         Balloon      Full              Libor - 6 Month
1275         --          --  ARM         Non-Balloon  Full              Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
1191    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1192    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1193    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1194    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1195    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1196    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1197    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1198    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1199    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
1200    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1201    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1202    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1203    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1204    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1205    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1206    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1207    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1208    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1209    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1210    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1211    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1212    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1213    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1214    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1215    Interest Only           1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1216    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1217    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1218    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1219    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1220    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
1221    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1222    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1223    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1224    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1225    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1226    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1227    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
1228    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1229    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1230    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1231    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/1 Year
1232    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1233    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
1234    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
1235    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1236    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
1237    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 15 Year
1238    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
1239    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1240    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/1 Year
1241    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
1242    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1243    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/1 Year
1244    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1245    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1246    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1247    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
1248    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1249    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1250    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1251    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1252    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1253    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1254    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1255    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1256    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1257    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1258    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1259    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
1260    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
1261    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1262    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1263    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1264    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
1265    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1266    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1267    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1268    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1269    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1270    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1271    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
1272    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
1273    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1274    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1275    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
1191    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060602  20060801
1192    PUD                          Purchase               WILSHIRE  20060901     20060609  20060801
1193    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
1194    Single Family Residence      Purchase               WILSHIRE  20060901     20060609  20060801
1195    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060511  20060701
1196    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060530  20060801
1197    2 Family                     Purchase               WILSHIRE  20060901     20060516  20060701
1198    2 Family                     Purchase               WILSHIRE  20060901     20060516  20060701
1199    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
1200    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060602  20060801
1201    Single Family Residence      Purchase               WILSHIRE  20060901     20060516  20060701
1202    Single Family Residence      Purchase               WILSHIRE  20060901     20060516  20060701
1203    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060801
1204    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
1205    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060602  20060801
1206    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060523  20060701
1207    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060522  20060701
1208    Single Family Residence      Purchase               WILSHIRE  20060901     20060530  20060701
1209    Single Family Residence      Purchase               WILSHIRE  20060901     20060518  20060701
1210    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
1211    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
1212    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
1213    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
1214    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060525  20060701
1215    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
1216    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060612  20060801
1217    PUD                          Purchase               WILSHIRE  20060901     20060619  20060801
1218    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060530  20060701
1219    Single Family Residence      Purchase               WILSHIRE  20060901     20060605  20060701
1220    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060624  20060801
1221    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060614  20060801
1222    Single Family Residence      Purchase               WILSHIRE  20060901     20060619  20060801
1223    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060613  20060801
1224    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
1225    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
1226    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060605  20060801
1227    Single Family Residence      Purchase               WILSHIRE  20060901     20060601  20060801
1228    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701
1229    2 Family                     Purchase               WILSHIRE  20060901     20060620  20060801
1230    2 Family                     Purchase               WILSHIRE  20060901     20060613  20060801
1231    Single Family Residence      Purchase               WILSHIRE  20060901     20060608  20060801
1232    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
1233    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060524  20060701
1234    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060623  20060801
1235    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060705  20060901
1236    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060607  20060801
1237    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060619  20060801
1238    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060623  20060801
1239    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060531  20060701
1240    Single Family Residence      Purchase               WILSHIRE  20060901     20060613  20060801
1241    Single Family Residence      Purchase               WILSHIRE  20060901     20060602  20060801
1242    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060622  20060801
1243    Single Family Residence      Purchase               WILSHIRE  20060901     20060606  20060801
1244    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060621  20060801
1245    Single Family Residence      Purchase               WILSHIRE  20060901     20060622  20060801
1246    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060515  20060701
1247    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060628  20060801
1248    Single Family Residence      Purchase               WILSHIRE  20060901     20060705  20060901
1249    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060701
1250    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1251    PUD                          Purchase               WILSHIRE  20060901     20060531  20060701
1252    Condo                        Purchase               WILSHIRE  20060901     20060707  20060901
1253    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060630  20060801
1254    Single Family Residence      Purchase               WILSHIRE  20060901     20060711  20060901
1255    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
1256    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060531  20060701
1257    Townhouse                    Purchase               WILSHIRE  20060901     20060711  20060901
1258    PUD                          Purchase               WILSHIRE  20060901     20060711  20060901
1259    Condo                        Refinance - Rate Term  WILSHIRE  20060901     20060707  20060901
1260    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1261    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
1262    Condo                        Purchase               WILSHIRE  20060901     20060531  20060701
1263    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
1264    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1265    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060712  20060901
1266    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1267    PUD                          Purchase               WILSHIRE  20060901     20060712  20060901
1268    PUD                          Purchase               WILSHIRE  20060901     20060718  20060901
1269    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1270    Single Family Residence      Purchase               WILSHIRE  20060901     20060717  20060901
1271    PUD                          Purchase               WILSHIRE  20060901     20060714  20060901
1272    PUD                          Purchase               WILSHIRE  20060901     20060718  20060901
1273    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1274    Single Family Residence      Purchase               WILSHIRE  20060901     20060718  20060901
1275    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060621  20060801

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
1191    20360701            29.96    698  SA1       100.00     100.00
1192    20360701            31.31    760  SA1       100.00     100.00
1193    20360701            11.28    803  SA1       100.00     100.00
1194    20360701            11.28    803  SA1       100.00     100.00
1195    20360601            35.83    681  SA1        85.00      85.00
1196    20360701            42.78    712  SA1       100.00     100.00
1197    20360601            36.43    751  SA1       100.00     100.00
1198    20360601             34.7    751  SA1       100.00     100.00
1199    20360601            41.13    661  SA2        79.83      79.83
1200    20360701               55    675  PA3        63.13      63.13
1201    20360601            31.68    744  SA1       100.00     100.00
1202    20360601            35.03    703  SA1       100.00     100.00
1203    20360701            37.44    671  PA3        46.60      46.60
1204    20360601            33.55    627  PA3        80.00      80.00
1205    20360701            44.25    683  SA1        99.99      99.99
1206    20360601            41.74    640  PA3        73.53      73.53
1207    20360601            44.41    670  PA3        69.97      69.97
1208    20360601            27.11    730  SA1       100.00     100.00
1209    20360601            35.42    752  SA1       100.00     100.00
1210    20360601            45.94    719  SA1       100.00     100.00
1211    20360601               44    671  SA2        79.94      99.92
1212    20360601             48.8    644  PA3        37.88      37.88
1213    20360701            41.93    684  SA1       100.00     100.00
1214    20360601            54.04    626  PA3        55.90      65.84
1215    20360601            35.48    701  PA2        80.00      80.00
1216    20360701            42.02    668  SA2        89.20      89.20
1217    20360701            46.89    664  SA2       100.00     100.00
1218    20360601            36.58    751  PA1        70.00      70.00
1219    20360601            40.24    775  SA1       100.00     100.00
1220    20360701            26.77    647  PA3        80.00      80.00
1221    20360701            23.93    708  PA2        58.49      58.49
1222    20360701            28.13    672  PA3        80.00      80.00
1223    20360701            20.44    671  SA2        77.78      77.78
1224    20360701            46.76    816  SA1       100.00     100.00
1225    20360701            39.54    665  SA2        95.00      95.00
1226    20360701            43.65    719  SA1       100.00     100.00
1227    20360701            52.49    678  SA2       100.00     100.00
1228    20360601            50.38    691  SA1       100.00     100.00
1229    20360701            38.13    704  SA1       100.00     100.00
1230    20360701            45.51    741  SA1       100.00     100.00
1231    20360701            47.94    757  SA1       100.00     100.00
1232    20360701            53.51    643  PA3        77.59      77.59
1233    20210601            25.08    677  SA2       100.00     100.00
1234    20210701            44.27    667  SA2        85.00      85.00
1235    20360801             47.4    624  PA3        70.00      70.00
1236    20210701            40.56    663  SA2        16.56      16.56
1237    20210701            36.16    726  PA1        71.03      71.03
1238    20210701            48.05    660  PA3        55.56      55.56
1239    20360601            40.81    636  PA3        42.86      42.86
1240    20360701            44.42    702  PA2        80.00      80.00
1241    20360701             49.5    644  PA3        65.29      65.29
1242    20360701            15.92    657  PA3        80.00      80.00
1243    20360701            39.28    636  PA3        80.00      80.00
1244    20360701             51.9    660  SA2        90.00      90.00
1245    20360701            44.33    713  PA2        80.00     100.00
1246    20360601            44.11    687  PA2        80.00     100.00
1247    20360701            54.93    695  SA1        85.00      85.00
1248    20360801            42.99    623  PA3        80.00     100.00
1249    20360601            44.78    664  SA2        90.00      90.00
1250    20360801            42.95    683  SA1        85.00      85.00
1251    20360601            38.88    640  PA3        80.00     100.00
1252    20360801             33.8    721  PA1        80.00     100.00
1253    20360701            33.84    638  PA3        80.00      90.00
1254    20360801            39.57    671  PA3        75.47     100.00
1255    20360801            45.42    664  PA3        80.00     100.00
1256    20360601            30.47    649  PA3        78.26      78.26
1257    20360801            47.14    665  PA3        80.00     100.00
1258    20360801            46.91    672  PA3        71.72     100.00
1259    20360801            46.94    682  SA1        90.00      90.00
1260    20210801            30.62    621  PA3        75.59      75.59
1261    20360701            54.93    640  PA3        80.00      80.00
1262    20360601            43.14    697  PA2        80.00     100.00
1263    20360701            37.24    642  PA3        79.18     100.00
1264    20360801            45.06    748  SA1        84.00      84.00
1265    20360801            42.17    687  PA2        80.00     100.00
1266    20360801            44.64    766  PA1        78.08     100.00
1267    20360801            47.69    655  PA3        80.00     100.00
1268    20360801            41.53    666  PA3        76.22     100.00
1269    20360801            11.93    707  PA2        78.00      78.00
1270    20360801            46.78    626  PA3        74.84     100.00
1271    20360801            39.65    665  PA3        79.46     100.00
1272    20360801            22.28    742  PA1        79.82     100.00
1273    20360801            41.55    775  PA1        80.00     100.00
1274    20360801            42.52    676  SA2        90.00      90.00
1275    20360701            45.57    697  SA1        95.00      95.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
1191    6 MONTHS INTEREST                                                   36  IA           50317    8.000   7.500     8.000
1192    NO PENALTY                                                           0  FL           32310    8.750   8.250     8.750
1193    NO PENALTY                                                           0  IN           46074    8.750   8.250     8.750
1194    NO PENALTY                                                           0  IN           46222    8.750   8.250     8.750
1195    NO PENALTY                                                           0  FL           34743    9.500   9.000     9.500
1196    NO PENALTY                                                           0  IL           61701    8.750   8.250     8.750
1197    3%,2%,1%                                                            36  OH           45331    8.500   8.000     8.500
1198    3%,2%,1%                                                            36  OH           45331    8.500   8.000     8.500
1199    6 MONTHS INTEREST                                                   36  WA           98661    7.500   7.000     7.500
1200    6 MONTHS INTEREST                                                   36  CA           92104    7.250   6.750     7.250
1201    NO PENALTY                                                           0  MO           64119    8.750   8.250     8.750
1202    6 MONTHS INTEREST                                                   24  SD           57401    9.000   8.500     9.000
1203    6 MONTHS INTEREST                                                   12  NY           12603    8.250   7.750     8.250
1204    6 MONTHS INTEREST                                                   24  VA           23692    7.375   6.875     7.375
1205    NO PENALTY                                                           0  IL           61111    9.125   8.625     9.125
1206    6 MONTHS INTEREST                                                   36  FL           32404    7.625   7.125     7.625
1207    6 MONTHS INTEREST                                                   24  CA           93035    6.750   6.250     6.750
1208    2 MONTHS INTEREST                                                   36  MN           55746    8.875   8.375     8.875
1209    3%,2%,1%                                                            36  MI           48080    8.500   8.000     8.500
1210    6 MONTHS INTEREST                                                   24  FL           32826    8.875   8.375     8.875
1211    NO PENALTY                                                           0  MD           21794    8.750   8.250     8.750
1212    6 MONTHS INTEREST                                                   36  MO           63129    7.875   7.375     7.875
1213    6 MONTHS INTEREST                                                   24  PA           18325    9.250   8.750     9.250
1214    6 MONTHS INTEREST                                                   24  MD           20733    6.875   6.375     6.875
1215    NO PENALTY                                                           0  PA           18054    8.875   8.375     8.875
1216    NO PENALTY                                                           0  NM           87552    8.125   7.625     8.125
1217    6 MONTHS INTEREST                                                   24  VA           23462    9.625   9.125     9.625
1218    NO PENALTY                                                           0  NJ            8046    7.875   7.375     7.875
1219    3%,2%,1%                                                            36  MI           48066    8.500   8.000     8.500
1220    NO PENALTY                                                           0  NJ            8701    8.750   8.250     8.750
1221    6 MONTHS INTEREST                                                   36  CT            6790    7.375   6.875     7.375
1222    NO PENALTY                                                           0  WV           25414    8.625   8.125     8.625
1223    NO PENALTY                                                           0  OH           45822    7.000   6.500     7.000
1224    NO PENALTY                                                           0  VA           23503    8.750   8.250     8.750
1225    6 MONTHS INTEREST                                                   24  MD           21078    8.750   8.250     8.750
1226    NO PENALTY                                                           0  IL           62088    9.000   8.500     9.000
1227    6 MONTHS INTEREST                                                   24  MD           20601    8.500   8.000     8.500
1228    6 MONTHS INTEREST                                                   36  CO           80917    8.375   7.875     8.375
1229    6 MONTHS INTEREST                                                   24  TX           76549    9.000   8.500     9.000
1230    2 MONTHS INTEREST                                                   36  WI           53208    8.750   8.250     8.750
1231    6 MONTHS INTEREST                                                   24  TX           76012    8.750   8.250     8.750
1232    NO PENALTY                                                           0  CA           93311    8.375   7.875     8.375
1233    NO PENALTY                                                          36  UT           84088    7.800   7.300     7.800
1234    NO PENALTY                                                          36  ID           83654    7.500   7.000     7.500
1235    NO PENALTY                                                           0  MO           63825    8.650   8.150     8.650
1236    NO PENALTY                                                          36  OH           44149    8.750   8.250     8.750
1237    NO PENALTY                                                          36  MN           55917    7.150   6.650     7.150
1238    NO PENALTY                                                          36  WI           54228    7.200   6.700     7.200
1239    NO PENALTY                                                          36  VT            5829    8.600   8.100     8.600
1240    NO PENALTY                                                          36  AZ           85273    8.150   7.650     8.150
1241    NO PENALTY                                                           0  IA           50240    7.450   6.950     7.450
1242    NO PENALTY                                                          36  MI           48203    8.050   7.550     8.050
1243    NO PENALTY                                                          36  OK           73114    8.300   7.800     8.300
1244    6 MONTHS INTEREST                                                   12  CA           93309    7.825   7.325     7.825
1245    2%                                                                  24  VA           23223    8.390   7.890     8.390
1246    5%                                                                  24  KY           40502    6.890   6.390     6.890
1247    2%                                                                  24  IN           46122    7.690   7.190     7.690
1248    5%                                                                  24  AZ           85023    9.140   8.640     9.140
1249    5%                                                                  36  WA           98371    7.590   7.090     7.590
1250    6 MONTHS INTEREST                                                   12  CA           93535    8.190   7.690     8.190
1251    5%                                                                  24  UT           84057    7.290   6.790     7.290
1252    NO PENALTY                                                          24  MD           21244    6.840   6.340     6.840
1253    5%                                                                  36  FL           32225    6.990   6.490     6.990
1254    2%                                                                  24  VA           20191    8.040   7.540     8.040
1255    5%                                                                  24  AZ           85040    6.940   6.440     6.940
1256    5%                                                                  24  AZ           85035    7.340   6.840     7.340
1257    NO PENALTY                                                           0  MD           20763    8.390   7.890     8.390
1258    NO PENALTY                                                          24  MD           21045    7.940   7.440     7.940
1259    5%                                                                  36  TN           37221    8.040   7.540     8.040
1260    5%                                                                  36  FL           32209    7.990   7.490     7.990
1261    NO PENALTY                                                           0  AL           36784    7.360   6.860     7.360
1262    5%                                                                  24  FL           33313    7.140   6.640     7.140
1263    5%                                                                  24  TN           37115    8.140   7.640     8.140
1264    NO PENALTY                                                           0  NC           27262    8.440   7.940     8.440
1265    1%                                                                  24  WI           53704    7.990   7.490     7.990
1266    NO PENALTY                                                          36  CO           80239    6.640   6.140     6.640
1267    5%                                                                  24  FL           33428    8.840   8.340     8.840
1268    5%                                                                  24  AZ           85212    7.990   7.490     7.990
1269    1%                                                                  24  WI           53404    8.890   8.390     8.890
1270    5%                                                                  24  FL           33611    8.640   8.140     8.640
1271    5%                                                                  36  TN           37918    6.490   5.990     6.490
1272    NO PENALTY                                                           0  AL           36804    6.740   6.240     6.740
1273    2%                                                                  24  IN           46808    8.390   7.890     8.390
1274    1%                                                                  24  GA           30310    9.040   8.540     9.040
1275    NO PENALTY                                                           0  MD           20721    7.850   7.350     7.850

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
1191        0.500          2        360         0         0       360        358      1
1192        0.500          2        360         0         0       360        358      1
1193        0.500          2        360         0         0       360        358      1
1194        0.500          2        360         0         0       360        358      1
1195        0.500          3        360         0         0       360        357      1
1196        0.500          2        360         0         0       360        358      1
1197        0.500          3        360         0         0       360        357      2
1198        0.500          3        360         0         0       360        357      1
1199        0.500          3        480         0         0       360        357      1
1200        0.500          2        360         0         0       360        358      2
1201        0.500          3        360         0         0       360        357      1
1202        0.500          3        360         0         0       360        357      1
1203        0.500          2        360         0         0       360        358      1
1204        0.500          3        360         0         0       360        357      1
1205        0.500          2        360         0         0       360        358      2
1206        0.500          3        360         0         0       360        357      1
1207        0.500          3        360         0         0       360        357      1
1208        0.500          3        360         0         0       360        357      1
1209        0.500          3        360         0         0       360        357      1
1210        0.500          3        360         0         0       360        357      1
1211        0.500          3        360        57        60       360        357      2
1212        0.500          3        360         0         0       360        357      1
1213        0.500          2        360         0         0       360        358      2
1214        0.500          3        360         0         0       360        357      2
1215        0.500          3        360        57        60       360        357      1
1216        0.500          2        360         0         0       360        358      2
1217        0.500          2        360        58        60       360        358      1
1218        0.500          3        360         0         0       360        357      1
1219        0.500          3        360         0         0       360        357      1
1220        0.500          2        360         0         0       360        358      1
1221        0.500          2        360         0         0       360        358      1
1222        0.500          2        360         0         0       360        358      1
1223        0.500          2        360         0         0       360        358      1
1224        0.500          2        360         0         0       360        358      1
1225        0.500          2        360        58        60       360        358      1
1226        0.500          2        360         0         0       360        358      1
1227        0.500          2        360         0         0       360        358      1
1228        0.500          3        360         0         0       360        357      1
1229        0.500          2        360         0         0       360        358      1
1230        0.500          2        360         0         0       360        358      1
1231        0.500          2        360         0         0       360        358      1
1232        0.500          2        360         0         0       360        358      1
1233        0.500          3        360         0         0       180        177      2
1234        0.500          2        360         0         0       180        178      1
1235        0.500          1        360         0         0       360        359      1
1236        0.500          2        360         0         0       180        178      1
1237        0.500          2        180         0         0       180        178      1
1238        0.500          2        360         0         0       180        178      1
1239        0.500          3        360         0         0       360        357      1
1240        0.500          2        360         0         0       360        358      2
1241        0.500          2        360         0         0       360        358      2
1242        0.500          2        360         0         0       360        358      1
1243        0.500          2        360         0         0       360        358      2
1244        0.500          2        360        58        60       360        358      1
1245        0.500          2        360         0         0       360        358      1
1246        0.500          3        360         0         0       360        357      1
1247        0.500          2        360         0         0       360        358      1
1248        0.500          1        360        59        60       360        359      1
1249        0.500          3        360         0         0       360        357      1
1250        0.500          1        360        59        60       360        359      1
1251        0.500          3        360         0         0       360        357      1
1252        0.500          1        360         0         0       360        359      2
1253        0.500          2        360         0         0       360        358      1
1254        0.500          1        360        59        60       360        359      2
1255        0.500          1        360        59        60       360        359      1
1256        0.500          3        360        57        60       360        357      1
1257        0.500          1        480         0         0       360        359      2
1258        0.500          1        360        59        60       360        359      1
1259        0.500          1        480         0         0       360        359      1
1260        0.500          1        360         0         0       180        179      1
1261        0.500          2        360         0         0       360        358      1
1262        0.500          3        360        57        60       360        357      1
1263        0.500          2        480         0         0       360        358      1
1264        0.500          1        360         0         0       360        359      1
1265        0.500          1        480         0         0       360        359      1
1266        0.500          1        360        59        60       360        359      1
1267        0.500          1        480         0         0       360        359      2
1268        0.500          1        360        59        60       360        359      2
1269        0.500          1        360         0         0       360        359      1
1270        0.500          1        480         0         0       360        359      2
1271        0.500          1        480         0         0       360        359      2
1272        0.500          1        480         0         0       360        359      2
1273        0.500          1        360         0         0       360        359      1
1274        0.500          1        480         0         0       360        359      1
1275        0.500          2        360        58        60       360        358      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
1276      20080701   5.950   13.950    5.950     3.000       1.000     6.000          22           6  171,883.42  172,000.00
1277      20080801   4.850   12.850    4.850     3.000       1.000     6.000          23           6  157,500.00  157,500.00
1278             0      --       --       --        --          --        --           0           0  199,860.26  200,000.00
1279      20080801   6.975   15.475    8.475     3.000       1.000     7.000          23           6  213,600.00  213,600.00
1280      20080801   6.250   14.750    7.750     3.000       1.000     7.000          23           6  192,850.00  192,850.00
1281      20080801   6.100   14.600    7.600     3.000       1.000     7.000          23           6  268,000.00  268,000.00
1282      20080801   7.425   15.425    7.425     3.000       1.000     6.000          23           6  127,500.00  127,500.00
1283      20080801   5.450   13.450    5.450     3.000       1.000     6.000          23           6  360,000.00  360,000.00
1284      20080801   5.490   13.990    6.990     3.000       1.000     7.000          23           6  350,000.00  350,000.00
1285      20080801   6.250   14.750    7.750     3.000       1.000     7.000          23           6   85,000.00   85,000.00
1286             0      --       --       --        --          --        --           0           0  187,000.00  187,000.00
1287      20080801   5.075   13.575    6.575     3.000       1.000     7.000          23           6  258,500.00  258,500.00
1288      20080801   5.490   13.990    6.990     3.000       1.000     7.000          23           6  350,000.00  350,000.00
1289      20110801   5.150   13.650    6.650     3.000       1.000     7.000          59           6  155,000.00  155,000.00
1290      20080801   6.375   14.875    7.875     3.000       1.000     7.000          23           6  520,000.00  520,000.00
1291      20080801   5.865   14.365    7.365     3.000       1.000     7.000          23           6  178,750.00  178,750.00
1292      20080801   6.850   15.350    8.350     3.000       1.000     7.000          23           6  153,000.00  153,000.00
1293      20090701   6.500   15.690    9.690     3.000       1.000     6.000          34           6  180,000.00  180,000.00
1294      20090801   5.750   14.650    8.650     2.000       1.000     6.000          35           6  115,000.00  115,000.00
1295      20090701   6.000   14.990    8.990     3.000       1.000     6.000          34           6  200,000.00  200,000.00
1296      20090801   6.500   15.450    9.450     3.000       1.000     6.000          35           6   85,000.00   85,000.00
1297      20080801   6.050   15.400    6.050     3.000       1.000     7.000          23           6  288,000.00  288,000.00
1298      20080801   5.950   16.375    5.950     3.000       1.000     7.000          23           6  114,000.00  114,000.00
1299      20080801   5.950   14.750    5.950     3.000       1.000     7.000          23           6  252,000.00  252,000.00
1300      20090801   6.200   14.750    6.200     3.000       1.000     7.000          35           6  576,300.00  576,300.00
1301      20080701   5.950   14.300    5.950     3.000       1.000     7.000          22           6  202,400.00  202,400.00
1302             0      --       --       --        --          --        --           0           0   49,600.00   49,600.00
1303             0      --       --       --        --          --        --           0           0  210,000.00  210,000.00
1304      20080801   6.300   16.100    6.300     3.000       1.000     7.000          23           6   59,400.00   59,400.00
1305      20080801   5.550   15.675    5.550     3.000       1.000     7.000          23           6  190,392.00  190,392.00
1306             0      --       --       --        --          --        --           0           0   61,750.00   61,750.00
1307             0      --       --       --        --          --        --           0           0  283,200.00  283,200.00
1308      20080801   5.950   14.550    5.950     3.000       1.000     7.000          23           6  178,000.00  178,000.00
1309      20090801   6.300   15.950    6.300     3.000       1.000     7.000          35           6   81,600.00   81,600.00
1310             0      --       --       --        --          --        --           0           0   84,150.00   84,150.00
1311             0      --       --       --        --          --        --           0           0  205,853.13  206,000.00
1312      20080701   7.140   15.640    7.140     3.000       1.000     7.000          22           6  102,000.00  102,000.00
1313      20080801   6.200   16.050    6.200     3.000       1.000     7.000          23           6  380,000.00  380,000.00
1314      20080701   6.200   16.075    6.200     3.000       1.000     7.000          22           6  224,000.00  224,000.00
1315      20080801   6.300   16.100    6.300     3.000       1.000     7.000          23           6  155,920.00  155,920.00
1316      20080801   6.050   15.100    6.050     3.000       1.000     7.000          23           6  172,000.00  172,000.00
1317      20080801   6.875   13.875    7.875     3.000       1.000     6.000          23           6  203,150.00  203,150.00
1318      20080801   5.275   12.275    6.275     3.000       1.000     6.000          23           6  202,500.00  202,500.00
1319      20080801   6.750   13.750    7.750     3.000       1.000     6.000          23           6  580,000.00  580,000.00
1320             0      --       --       --        --          --        --           0           0   70,200.00   70,200.00
1321      20080801   5.990   13.990    6.990     2.000       1.000     7.000          23           6  318,000.00  318,000.00
1322             0      --       --       --        --          --        --           0           0  110,000.00  110,000.00
1323             0      --       --       --        --          --        --           0           0  100,800.00  100,800.00
1324      20080801   6.790   14.790    7.790     2.000       1.000     7.000          23           6  120,000.00  120,000.00
1325             0      --       --       --        --          --        --           0           0   77,000.00   77,000.00
1326             0      --       --       --        --          --        --           0           0   82,976.00   82,976.00
1327      20080801   7.140   15.140    8.140     2.000       1.000     7.000          23           6  150,000.00  150,000.00
1328      20080801   4.150   13.150    7.150     3.000       1.000     6.000          23           6  294,300.00  294,300.00
1329      20080801   5.790   14.790    8.790     3.000       1.000     6.000          23           6   54,000.00   54,000.00
1330             0      --       --       --        --          --        --           0           0  283,500.00  283,500.00
1331      20090801   5.700   13.700    7.700     3.000       1.000     6.000          35           6  356,250.00  356,250.00
1332             0      --       --       --        --          --        --           0           0  293,250.00  293,250.00
1333      20080801   5.790   14.790    5.790     3.000       1.000     7.000          23           6  327,750.00  327,750.00
1334             0      --       --       --        --          --        --           0           0  174,000.00  174,000.00
1335      20080801   5.140   14.140    5.140     3.000       1.000     7.000          23           6  196,000.00  196,000.00
1336      20080801   5.090   13.590    5.090     3.000       1.000     7.000          23           6  153,750.00  153,750.00
1337      20090801   4.590   13.590    4.590     3.000       1.000     7.000          35           6  184,000.00  184,000.00
1338      20090801   6.290   14.790    6.290     3.000       1.000     7.000          35           6  248,000.00  248,000.00
1339             0      --       --       --        --          --        --           0           0  245,000.00  245,000.00
1340             0      --       --       --        --          --        --           0           0   96,000.00   96,000.00
1341             0      --       --       --        --          --        --           0           0  141,000.00  141,000.00
1342      20090801   5.290   14.290    5.290     3.000       1.000     7.000          35           6  125,000.00  125,000.00
1343      20090801   5.750   14.750    5.750     3.000       1.000     7.000          35           6  204,000.00  204,000.00
1344      20080801   5.840   14.840    5.840     3.000       1.000     7.000          23           6   95,000.00   95,000.00
1345      20080801   5.690   14.690    5.690     3.000       1.000     7.000          23           6  120,000.00  120,000.00
1346             0      --       --       --        --          --        --           0           0   97,875.00   97,875.00
1347             0      --       --       --        --          --        --           0           0  559,500.00  559,500.00
1348             0      --       --       --        --          --        --           0           0  195,000.00  195,000.00
1349      20080801   5.520   14.020    5.520     3.000       1.000     7.000          23           6  180,000.00  180,000.00
1350      20080801   7.490   15.990    7.490     3.000       1.000     7.000          23           6  232,000.00  232,000.00
1351             0      --       --       --        --          --        --           0           0   92,000.00   92,000.00
1352      20080801   6.690   15.190    6.690     3.000       1.000     7.000          23           6  208,000.00  208,000.00
1353             0      --       --       --        --          --        --           0           0   95,200.00   95,200.00
1354             0      --       --       --        --          --        --           0           0  240,000.00  240,000.00
1355      20090801   4.990   13.990    4.990     3.000       1.000     7.000          35           6  152,150.00  152,150.00
1356      20080801   5.190   14.190    5.190     3.000       1.000     7.000          23           6  170,000.00  170,000.00
1357             0      --       --       --        --          --        --           0           0   89,250.00   89,250.00
1358      20090801   5.290   14.290    5.290     3.000       1.000     7.000          35           6   82,000.00   82,000.00
1359      20080801   5.740   14.240    5.740     3.000       1.000     7.000          23           6  162,000.00  162,000.00
1360             0      --       --       --        --          --        --           0           0  107,100.00  107,100.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
1276         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1277         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1278         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1279         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1280         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1281         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1282         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1283         --   90,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1284         --          --  ARM         Balloon      Stated            Libor - 6 Month
1285         --          --  ARM         Non-Balloon  No Documentation  Libor - 6 Month
1286         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1287         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1288         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1289         --          --  ARM         Balloon      Full              Libor - 6 Month
1290         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1291         --          --  ARM         Balloon      Stated            Libor - 6 Month
1292         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1293         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1294         --          --  ARM         Balloon      Stated            Libor - 6 Month
1295         --          --  ARM         Balloon      Stated            Libor - 6 Month
1296         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1297         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1298         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1299         --   63,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1300         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1301         --   50,600.00  ARM         Non-Balloon  Full              Libor - 6 Month
1302         --          --  Fixed Rate  Non-Balloon  No Documentation  Fixed Rate
1303         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1304         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1305         --          --  ARM         Non-Balloon  No Documentation  Libor - 6 Month
1306         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1307         --          --  Fixed Rate  Non-Balloon  No Documentation  Fixed Rate
1308         --   44,500.00  ARM         Non-Balloon  Full              Libor - 6 Month
1309         --   20,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1310         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1311         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1312         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1313         --   95,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1314         --   56,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1315         --   38,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1316         --   43,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1317         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1318         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1319         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1320         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1321         --    1,804.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1322         --    1,140.00  Fixed Rate  Balloon      Full              Fixed Rate
1323         --   25,200.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
1324         --   30,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1325         --          --  Fixed Rate  Balloon      Stated            Fixed Rate
1326         --   20,744.00  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1327         --    1,060.00  ARM         Balloon      Stated            Libor - 6 Month
1328         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1329         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1330         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1331         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1332         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1333         --          --  ARM         Balloon      Full              Libor - 6 Month
1334         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1335         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1336         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1337         --   46,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1338         --   62,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1339         --    8,992.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
1340         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1341         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1342         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1343         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1344         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1345         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1346         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1347         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1348         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1349         --   33,750.00  ARM         Non-Balloon  Full              Libor - 6 Month
1350         --   68,010.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1351         --   20,999.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
1352         --   53,009.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1353         --   17,850.00  Fixed Rate  Non-Balloon  Full              Fixed Rate
1354         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1355         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1356         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1357         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1358         --   10,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1359         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1360         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
1276    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1277    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1278    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1279    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1280    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1281    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1282    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1283    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1284    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1285    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1286    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1287    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1288    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1289    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month (40 due in 30)
1290    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1291    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1292    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1293    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1294    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
1295    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
1296    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1297    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1298    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1299    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1300    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1301    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1302    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
1303    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1304    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1305    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1306    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1307    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1308    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
1309    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1310    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year
1311    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1312    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1313    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 2 Year/6 Month
1314    Interest Only           1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1315    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1316    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1317    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1318    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1319    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1320    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1321    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1322    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
1323    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1324    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1325    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
1326    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1327    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1328    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1329    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1330    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1331    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 3 Year/6 Month
1332    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 30/40
1333    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1334    Interest Only           1st Lien  Primary      No Insurance                   Fixed - 30 Year
1335    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1336    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1337    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1338    Interest Only           1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1339    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1340    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1341    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1342    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1343    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1344    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1345    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1346    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1347    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1348    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1349    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1350    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1351    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1352    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1353    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1354    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1355    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1356    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1357    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1358    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month
1359    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1360    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 30 Year


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
1276    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060626  20060801
1277    Single Family Residence      Purchase               WILSHIRE  20060901     20060718  20060901
1278    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
1279    3 Family                     Purchase               WILSHIRE  20060901     20060714  20060901
1280    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
1281    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060703  20060901
1282    3 Family                     Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1283    Single Family Residence      Purchase               WILSHIRE  20060901     20060720  20060901
1284    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060714  20060901
1285    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
1286    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1287    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060717  20060901
1288    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1289    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060718  20060901
1290    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060720  20060901
1291    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060712  20060901
1292    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1293    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
1294    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
1295    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
1296    Single Family Residence      Purchase               WILSHIRE  20060901     20060717  20060901
1297    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
1298    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
1299    Single Family Residence      Purchase               WILSHIRE  20060901     20060710  20060901
1300    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060710  20060901
1301    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
1302    Single Family Residence      Purchase               WILSHIRE  20060901     20060725  20060901
1303    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
1304    Single Family Residence      Purchase               WILSHIRE  20060901     20060718  20060901
1305    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
1306    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1307    2-4 Family                   Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1308    Single Family Residence      Purchase               WILSHIRE  20060901     20060710  20060901
1309    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
1310    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060707  20060901
1311    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060505  20060701
1312    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060801
1313    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
1314    Single Family Residence      Purchase               WILSHIRE  20060901     20060627  20060801
1315    Single Family Residence      Purchase               WILSHIRE  20060901     20060717  20060901
1316    Single Family Residence      Purchase               WILSHIRE  20060901     20060711  20060901
1317    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1318    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
1319    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060630  20060901
1320    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1321    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1322    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1323    Single Family Residence      Purchase               WILSHIRE  20060901     20060701  20060901
1324    Condo                        Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1325    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060701  20060901
1326    Single Family Residence      Purchase               WILSHIRE  20060901     20060701  20060901
1327    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1328    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1329    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060731  20060901
1330    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1331    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1332    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1333    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060717  20060901
1334    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060712  20060901
1335    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1336    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1337    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1338    PUD                          Purchase               WILSHIRE  20060901     20060718  20060901
1339    Single Family Residence      Purchase               WILSHIRE  20060901     20060720  20060901
1340    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1341    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060722  20060901
1342    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060724  20060901
1343    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060724  20060901
1344    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1345    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060719  20060901
1346    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060720  20060901
1347    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1348    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1349    PUD                          Refinance - Rate Term  WILSHIRE  20060901     20060712  20060901
1350    PUD                          Purchase               WILSHIRE  20060901     20060712  20060901
1351    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1352    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
1353    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060720  20060901
1354    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1355    Condo                        Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1356    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060714  20060901
1357    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1358    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1359    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060717  20060901
1360    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060724  20060901

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
1276    20360701            36.15    640  PA3        80.00      80.00
1277    20360801            42.68    670  PA3        74.12      74.12
1278    20360701            43.27    678  PA3        80.00      80.00
1279    20360801            33.94    751  PA1        80.00      80.00
1280    20360801            49.15    712  SA1        95.00      95.00
1281    20360801            39.67    653  PA3        80.00      80.00
1282    20360801            36.27    669  PA3        75.89      75.89
1283    20360801            46.21    686  PA2        80.00     100.00
1284    20360801            44.74    625  PA3        71.43      71.43
1285    20360801                0    649  PA3        47.22      47.22
1286    20360801            49.54    687  SA1        85.00      85.00
1287    20360801            49.77    638  PA3        74.93      74.93
1288    20360801            49.56    730  PA1        66.04      66.04
1289    20360801            48.55    671  PA3        60.08      60.08
1290    20360801            41.78    638  PA3        80.00      80.00
1291    20360801            25.17    671  PA3        65.00      65.00
1292    20360801            50.32    710  SA1        90.00      90.00
1293    20360701            41.04    676  SA2       100.00     100.00
1294    20360801            41.42    704  SA1       100.00     100.00
1295    20360701            48.27    666  SA2       100.00     100.00
1296    20360801            31.65    691  SA1       100.00     100.00
1297    20360801            44.77    755  SA1       100.00     100.00
1298    20360801            37.49    661  SA2        95.00      95.00
1299    20360801            40.76    671  PA3        80.00     100.00
1300    20360801            36.39    678  SA2        85.00      85.00
1301    20360701            50.03    642  PA3        80.00     100.00
1302    20360801                0    699  PA2        80.00      80.00
1303    20360801            52.96    679  PA3        74.47      74.47
1304    20360801            40.49    667  SA2        90.00      90.00
1305    20360801                0    656  PA3        80.00      80.00
1306    20360801            34.76    770  SA1        95.00      95.00
1307    20360801                0    723  PA1        80.00      80.00
1308    20360801            45.02    631  PA3        80.00     100.00
1309    20360801            43.59    659  PA3        80.00     100.00
1310    20360801            43.79    706  SA1        85.00      85.00
1311    20360601            50.46    687  PA2        76.30      76.30
1312    20360701            37.56    680  SA1        85.00      85.00
1313    20360801             28.6    689  PA2        80.00     100.00
1314    20360701            48.86    734  PA1        80.00     100.00
1315    20360801            44.26    661  PA3        80.00     100.00
1316    20360801            49.06    710  PA2        80.00     100.00
1317    20360801            40.17    657  PA3        74.99      74.99
1318    20360801            33.18    710  SA1        81.00      81.00
1319    20360801               48    677  SA2        91.34      91.34
1320    20360801               34    664  SA2        90.00      90.00
1321    20360801               42    629  PA3        77.56      78.00
1322    20360801               39    622  PA3        38.60      39.00
1323    20360801               50    620  PA3        80.00     100.00
1324    20360801               46    629  PA3        80.00     100.00
1325    20360801               46    671  PA3        70.00      70.00
1326    20360801               30    630  PA3        80.00     100.00
1327    20360801               24    622  PA3        56.60      57.00
1328    20360801            54.45    715  SA1        90.00      90.00
1329    20360801            29.87    629  PA3        71.05      71.05
1330    20360801               44    752  SA1        89.15      89.15
1331    20360801            54.34    664  SA2        95.00      95.00
1332    20360801            49.92    742  SA1        85.00      85.00
1333    20360801            46.36    686  SA1        95.00      95.00
1334    20360801            40.68    687  SA1       100.00     100.00
1335    20360801            25.59    623  PA3        73.96      73.96
1336    20360801            43.15    712  PA2        75.00      75.00
1337    20360801            32.56    669  PA3        80.00     100.00
1338    20360801             37.9    649  PA3        80.00     100.00
1339    20360801            37.66    761  SA1        96.46     100.00
1340    20360801            48.03    695  SA1       100.00     100.00
1341    20360801            53.49    705  SA1       100.00     100.00
1342    20360801            47.79    708  SA1       100.00     100.00
1343    20360801             49.4    677  SA2       100.00     100.00
1344    20360801            32.14    695  PA2        63.33      63.33
1345    20360801            49.51    717  PA2        74.07      74.07
1346    20360801            21.68    626  PA3        75.00      75.00
1347    20360801            37.38    625  PA3        75.00      75.00
1348    20360801            42.61    693  PA2        75.00      75.00
1349    20360801            47.65    704  PA2        80.00      95.00
1350    20360801            44.47    621  PA3        77.33     100.00
1351    20360801            48.53    677  PA3        80.00      98.26
1352    20360801             48.7    664  PA3        79.69     100.00
1353    20360801            45.09    731  PA1        80.00      95.00
1354    20360801            30.88    704  PA2        80.00      80.00
1355    20360801            26.99    777  SA1        85.00      85.00
1356    20360801            54.72    668  SA2        85.00      85.00
1357    20360801            36.76    680  SA1        85.00      85.00
1358    20360801             40.1    725  SA1        89.13     100.00
1359    20360801            49.09    717  SA1        90.00      90.00
1360    20360801            28.05    677  SA2        90.00      90.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
1276    NO PENALTY                                                           0  NJ            8091    7.950   7.450     7.950
1277    NO PENALTY                                                           0  NJ            8107    6.850   6.350     6.850
1278    6 MONTHS INTEREST                                                   36  PA           19029    7.800   7.300     7.800
1279    6 MONTHS INTEREST                                                   24  FL           33407    8.475   7.975     8.475
1280    6 MONTHS INTEREST                                                   24  FL           33604    7.750   7.250     7.750
1281    6 MONTHS INTEREST                                                   24  CA           95912    7.600   7.100     7.600
1282    3%                                                                  24  NY           12180    9.425   8.925     9.425
1283    6 MONTHS INTEREST                                                   24  NY           11520    7.450   6.950     7.450
1284    6 MONTHS INTEREST                                                   24  CA           92324    6.990   6.490     6.990
1285    6 MONTHS INTEREST                                                   24  CA           93306    7.750   7.250     7.750
1286    6 MONTHS INTEREST                                                   24  CA           93304    8.825   8.325     8.825
1287    6 MONTHS INTEREST                                                   24  CA           92335    6.575   6.075     6.575
1288    6 MONTHS INTEREST                                                   24  CA           90806    6.990   6.490     6.990
1289    6 MONTHS INTEREST                                                   36  CA           92345    6.650   6.150     6.650
1290    6 MONTHS INTEREST                                                   24  CA           95122    7.875   7.375     7.875
1291    6 MONTHS INTEREST                                                   24  CA           92405    7.365   6.865     7.365
1292    6 MONTHS INTEREST                                                   24  CA           92311    8.350   7.850     8.350
1293    5%                                                                  36  KY           41222    9.690   9.190     9.690
1294    5%                                                                  36  KY           40601    8.650   8.150     8.650
1295    1%                                                                  36  GA           30310    8.990   8.490     8.990
1296    2%                                                                  36  MO           64128    9.450   8.950     9.450
1297    NO PENALTY                                                          24  TN           38002    8.400   7.900     8.400
1298    NO PENALTY                                                           0  GA           30127    9.375   8.875     9.375
1299    NO PENALTY                                                          24  WA           98407    7.750   7.250     7.750
1300    NO PENALTY                                                          36  WA           98626    7.750   7.250     7.750
1301    NO PENALTY                                                          24  AZ           85282    7.300   6.800     7.300
1302    NO PENALTY                                                           0  PA           17602    9.650   9.150     9.650
1303    NO PENALTY                                                          36  ID           83709    7.300   6.800     7.300
1304    NO PENALTY                                                          24  PA           15120    9.100   8.600     9.100
1305    NO PENALTY                                                           0  OK           73010    8.675   8.175     8.675
1306    NO PENALTY                                                          36  PA           15205    9.400   8.900     9.400
1307    NO PENALTY                                                          36  MA            1843    8.300   7.800     8.300
1308    NO PENALTY                                                          24  CO           81401    7.550   7.050     7.550
1309    NO PENALTY                                                          36  PA           17547    8.950   8.450     8.950
1310    NO PENALTY                                                          36  PA           19607    9.150   8.650     9.150
1311    5%                                                                  36  FL           33147    7.700   7.200     7.700
1312    1%                                                                  24  MI           48164    8.640   8.140     8.640
1313    NO PENALTY                                                          24  NV           89113    9.050   8.550     9.050
1314    NO PENALTY                                                          24  AZ           85281    9.075   8.575     9.075
1315    NO PENALTY                                                          24  MO           64068    9.100   8.600     9.100
1316    NO PENALTY                                                          24  FL           34286    8.100   7.600     8.100
1317    NO PENALTY                                                           0  NJ            8234    7.875   7.375     7.875
1318    NO PENALTY                                                           0  MN           55812    6.275   5.775     6.275
1319    NO PENALTY                                                           0  NY           11003    7.750   7.250     7.750
1320    NO PENALTY                                                          12  NY           14214    9.020   8.520     9.020
1321    NO PENALTY                                                          24  CA           92376    6.990   6.490     6.990
1322    NO PENALTY                                                          36  CA           95206    7.150   6.650     7.150
1323    NO PENALTY                                                          36  CO           80229    8.100   7.600     8.100
1324    NO PENALTY                                                          24  CT            6513    7.790   7.290     7.790
1325    NO PENALTY                                                           0  MN           56517    9.450   8.950     9.450
1326    NO PENALTY                                                          36  TX           77087    9.700   9.200     9.700
1327    NO PENALTY                                                          24  CA           95632    8.140   7.640     8.140
1328    2%                                                                  24  IN           46031    7.150   6.650     7.150
1329    NO PENALTY                                                           0  NM           88101    8.790   8.290     8.790
1330    2%                                                                  30  NC           28173    8.190   7.690     8.190
1331    2%                                                                  24  VA           22191    7.700   7.200     7.700
1332    5%                                                                  36  FL           32259    7.540   7.040     7.540
1333    NO PENALTY                                                          24  MD           20735    7.790   7.290     7.790
1334    NO PENALTY                                                          36  CO           80010    7.090   6.590     7.090
1335    5%                                                                  24  AZ           85301    7.140   6.640     7.140
1336    5%                                                                  24  AZ           85017    6.590   6.090     6.590
1337    5%                                                                  36  TN           37075    6.590   6.090     6.590
1338    5%                                                                  36  AZ           85339    7.790   7.290     7.790
1339    NO PENALTY                                                          36  FL           32246    7.250   6.750     7.250
1340    5%                                                                  36  TN           38109    7.940   7.440     7.940
1341    1%                                                                  36  OH           45432    7.740   7.240     7.740
1342    1%                                                                  36  MI           48219    7.290   6.790     7.290
1343    1%                                                                  36  GA           31324    7.750   7.250     7.750
1344    5%                                                                  12  AZ           85006    7.840   7.340     7.840
1345    2%                                                                  24  AZ           85374    7.690   7.190     7.690
1346    5%                                                                  36  FL           32246    7.190   6.690     7.190
1347    NO PENALTY                                                          36  MD           20853    7.990   7.490     7.990
1348    1%                                                                  36  MI           48075    7.190   6.690     7.190
1349    5%                                                                  24  FL           32218    7.020   6.520     7.020
1350    5%                                                                  24  FL           34743    8.990   8.490     8.990
1351    5%                                                                  36  TN           38128    7.190   6.690     7.190
1352    5%                                                                  24  FL           34953    8.190   7.690     8.190
1353    5%                                                                  36  TN           37347    7.220   6.720     7.220
1354    NO PENALTY                                                          36  MD           20747    6.990   6.490     6.990
1355    1%                                                                  36  WI           53186    6.990   6.490     6.990
1356    5%                                                                  24  FL           32539    7.190   6.690     7.190
1357    5%                                                                  36  TN           37042    7.790   7.290     7.790
1358    1%                                                                  36  MI           48219    7.290   6.790     7.290
1359    5%                                                                  24  AZ           85382    7.240   6.740     7.240
1360    1%                                                                  36  OH           43231    8.940   8.440     8.940

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
1276        0.500          2        360         0         0       360        358      1
1277        0.500          1        360         0         0       360        359      1
1278        0.500          2        360         0         0       360        358      2
1279        0.500          1        360         0         0       360        359      1
1280        0.500          1        360        59        60       360        359      1
1281        0.500          1        360        59        60       360        359      1
1282        0.500          1        360         0         0       360        359      1
1283        0.500          1        360       119       120       360        359      2
1284        0.500          1        480         0         0       360        359      1
1285        0.500          1        360         0         0       360        359      1
1286        0.500          1        360         0         0       360        359      1
1287        0.500          1        360        59        60       360        359      1
1288        0.500          1        360        59        60       360        359      1
1289        0.500          1        480         0         0       360        359      2
1290        0.500          1        360        59        60       360        359      2
1291        0.500          1        480         0         0       360        359      1
1292        0.500          1        360         0         0       360        359      1
1293        0.500          2        360         0         0       360        358      2
1294        0.500          1        480         0         0       360        359      1
1295        0.500          2        480         0         0       360        358      1
1296        0.500          1        360         0         0       360        359      2
1297        0.500          1        360        59        60       360        359      2
1298        0.500          1        360         0         0       360        359      1
1299        0.500          1        360        59        60       360        359      2
1300        0.500          1        360        59        60       360        359      2
1301        0.500          2        360        58        60       360        358      1
1302        0.500          1        360         0         0       360        359      1
1303        0.500          1        360         0         0       360        359      1
1304        0.500          1        360         0         0       360        359      1
1305        0.500          1        360         0         0       360        359      2
1306        0.500          1        360         0         0       360        359      1
1307        0.500          1        360         0         0       360        359      1
1308        0.500          1        360        59        60       360        359      1
1309        0.500          1        360         0         0       360        359      1
1310        0.500          1        360         0         0       360        359      2
1311        0.500          3        360         0         0       360        357      1
1312        0.500          2        360         0         0       360        358      1
1313        0.500          1        360        59        60       360        359      1
1314        0.500          2        360        58        60       360        358      1
1315        0.500          1        360         0         0       360        359      1
1316        0.500          1        360        59        60       360        359      2
1317        0.500          1        360         0         0       360        359      1
1318        0.500          1        360         0         0       360        359      1
1319        0.500          1        360         0         0       360        359      2
1320        0.500          1        360         0         0       360        359      1
1321        0.500          1        360        59        60       360        359      1
1322        0.500          1        480         0         0       360        359      1
1323        0.500          1        360         0         0       360        359      2
1324        0.500          1        360         0         0       360        359      1
1325        0.500          1        480         0         0       360        359      2
1326        0.500          1        360         0         0       360        359      2
1327        0.500          1        480         0         0       360        359      1
1328        0.500          1        360         0         0       360        359      1
1329        0.500          1        360         0         0       360        359      1
1330        0.500          1        360         0         0       360        359      2
1331        0.500          1        360         0         0       360        359      1
1332        0.500          1        480         0         0       360        359      1
1333        0.500          1        480         0         0       360        359      1
1334        0.500          1        360        59        60       360        359      1
1335        0.500          1        360        59        60       360        359      1
1336        0.500          1        360        59        60       360        359      1
1337        0.500          1        360        59        60       360        359      1
1338        0.500          1        360        59        60       360        359      2
1339        0.500          1        360         0         0       360        359      2
1340        0.500          1        360         0         0       360        359      2
1341        0.500          1        360         0         0       360        359      2
1342        0.500          1        360         0         0       360        359      1
1343        0.500          1        360         0         0       360        359      1
1344        0.500          1        360         0         0       360        359      1
1345        0.500          1        360         0         0       360        359      1
1346        0.500          1        360         0         0       360        359      1
1347        0.500          1        360         0         0       360        359      2
1348        0.500          1        360         0         0       360        359      1
1349        0.500          1        360         0         0       360        359      1
1350        0.500          1        360         0         0       360        359      2
1351        0.500          1        360         0         0       360        359      1
1352        0.500          1        360         0         0       360        359      2
1353        0.500          1        360         0         0       360        359      1
1354        0.500          1        360         0         0       360        359      1
1355        0.500          1        360         0         0       360        359      1
1356        0.500          1        360         0         0       360        359      1
1357        0.500          1        360         0         0       360        359      1
1358        0.500          1        360         0         0       360        359      1
1359        0.500          1        360         0         0       360        359      1
1360        0.500          1        360         0         0       360        359      1

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
1361             0      --       --       --        --          --        --           0           0  157,500.00  157,500.00
1362             0      --       --       --        --          --        --           0           0  419,000.00  419,000.00
1363             0      --       --       --        --          --        --           0           0  128,000.00  128,000.00
1364             0      --       --       --        --          --        --           0           0   81,000.00   81,000.00
1365             0      --       --    6.700        --          --        --           0           0  312,000.00  312,000.00
1366      20080701   6.775   13.775    7.775     3.000       1.000     6.000          22           6  225,000.00  225,000.00
1367             0      --       --    7.680        --          --        --           0           0  500,000.00  500,000.00
1368      20080801   6.725   13.725    7.725     3.000       1.000     6.000          23           6  260,000.00  260,000.00
1369      20080801   5.500   12.500    6.500     3.000       1.000     6.000          23           6  420,000.00  420,000.00
1370             0      --       --       --        --          --        --           0           0  412,500.00  412,500.00
1371      20080801   6.990   14.500    8.500     3.000       1.000     6.000          23           6   60,000.00   60,000.00
1372      20080601   6.125   13.125    7.125     3.000       1.000     6.000          21           6  503,000.00  503,000.00
1373      20080801   6.990   14.990    8.990     3.000       1.000     6.000          23           6  597,600.00  597,600.00
1374      20080801   6.900   13.900    7.900     3.000       1.000     6.000          23           6  558,000.00  558,000.00
1375      20080801   5.950   12.950    6.950     3.000       1.000     6.000          23           6  355,000.00  355,000.00
1376      20080801   6.300   13.300    7.300     3.000       1.000     6.000          23           6  188,600.00  188,600.00
1377      20080801   6.800   13.800    7.800     3.000       1.000     6.000          23           6   78,000.00   78,000.00
1378             0      --       --       --        --          --        --           0           0  323,000.00  323,000.00
1379      20080801   5.800   12.800    6.800     3.000       1.000     6.000          23           6  272,000.00  272,000.00
1380      20080801   6.300   13.990    6.300     3.000       1.000     6.000          23           6  417,000.00  417,000.00
1381      20080801   5.100   13.600    6.600     3.000       1.000     7.000          23           6  339,500.00  339,500.00
1382      20080801   5.200   13.700    6.700     3.000       1.000     7.000          23           6  500,000.00  500,000.00
1383             0      --       --       --        --          --        --           0           0  280,000.00  280,000.00
1384      20080801   6.700   15.200    8.200     3.000       1.000     7.000          23           6  420,000.00  420,000.00
1385      20080801   5.250   15.250    8.250     3.000       1.000     7.000          23           6  284,000.00  284,000.00
1386      20080801   6.250   16.250    9.250     3.000       1.000     7.000          23           6  245,000.00  245,000.00
1387      20080801   5.275   15.275    8.275     3.000       1.000     7.000          23           6  175,500.00  175,500.00
1388      20080801   4.575   14.575    7.575     3.000       1.000     7.000          23           6  236,500.00  236,500.00
1389             0      --       --       --        --          --        --           0           0  126,900.00  126,900.00
1390      20080801   4.990   14.990    7.990     3.000       1.000     7.000          23           6  620,000.00  620,000.00
1391      20080801   4.775   14.775    7.775     3.000       1.000     7.000          23           6  100,000.00  100,000.00
1392      20080801   7.375   14.375    7.375     3.000       1.000     6.000          23           6  192,000.00  192,000.00
1393      20090801   6.990   14.600    7.600     2.000       1.000     7.000          35           6  119,200.00  119,200.00
1394             0      --       --       --        --          --        --           0           0  169,744.00  170,000.00
1395             0      --       --       --        --          --        --           0           0   66,193.00   66,300.00
1396      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6  446,250.00  446,250.00
1397      20110801   2.250   13.500    2.250     5.000       1.000     5.000          59           6  192,800.00  192,800.00
1398      20110701   2.250   12.750    2.250     5.000       1.000     5.000          58           6  366,824.00  366,824.00
1399      20110801   2.250   13.000    2.250     5.000       1.000     5.000          59           6  151,200.00  151,200.00
1400      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  154,500.00  154,500.00
1401      20110701   2.250   13.125    2.250     5.000       1.000     5.000          58           6  980,000.00  980,000.00
1402      20110801   2.250   12.500    2.250     5.000       1.000     5.000          59           6  384,000.00  384,000.00
1403      20110801   2.250   12.375    2.250     5.000       1.000     5.000          59           6  308,000.00  308,000.00
1404      20110801   2.250   12.500    2.250     5.000       1.000     5.000          59           6  199,521.00  199,521.00
1405      20110701   2.250   12.375    2.250     5.000       1.000     5.000          58           6  101,264.00  101,264.00
1406      20110801   2.250   13.875    2.250     5.000       1.000     5.000          59           6  161,700.00  161,700.00
1407      20110801   2.250   13.250    2.250     5.000       1.000     5.000          59           6  301,500.00  301,500.00
1408      20110901   2.250   13.500    2.250     5.000       1.000     5.000          60           6  280,000.00  280,000.00
1409      20110801   2.250   13.375    2.250     5.000       1.000     5.000          59           6  121,600.00  121,600.00
1410      20110701   2.250   13.000    2.250     5.000       1.000     5.000          58           6  468,000.00  468,000.00
1411      20110901   2.250   13.125    2.250     5.000       1.000     5.000          60           6  280,000.00  280,000.00
1412      20110701   2.250   13.125    2.250     5.000       1.000     5.000          58           6  281,736.00  281,736.00
1413      20110801   2.250   13.625    2.250     5.000       1.000     5.000          59           6  480,000.00  480,000.00
1414      20110701   2.250   13.250    2.250     5.000       1.000     5.000          58           6  156,000.00  156,000.00
1415      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  140,000.00  140,000.00
1416      20110701   2.250   13.500    2.250     5.000       1.000     5.000          58           6  276,792.00  276,792.00
1417      20110801   2.250   13.000    2.250     5.000       1.000     5.000          59           6  140,000.00  140,000.00
1418      20110601   2.250   13.000    2.250     5.000       1.000     5.000          57           6   67,920.00   67,920.00
1419      20110801   2.250   13.625    2.250     5.000       1.000     5.000          59           6  172,800.00  172,800.00
1420      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6  145,600.00  145,600.00
1421      20110801   2.250   13.875    2.250     5.000       1.000     5.000          59           6  258,400.00  258,400.00
1422      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6   50,250.00   50,250.00
1423      20110801   2.250   13.875    2.250     5.000       1.000     5.000          59           6  139,920.00  139,920.00
1424      20110701   2.250   12.875    2.250     5.000       1.000     5.000          58           6  102,000.00  102,000.00
1425      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6   75,000.00   75,000.00
1426      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6   82,500.00   82,500.00
1427      20110701   2.250   13.125    2.250     5.000       1.000     5.000          58           6   83,300.00   83,300.00
1428      20110801   2.250   13.375    2.250     5.000       1.000     5.000          59           6  344,000.00  344,000.00
1429      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  131,600.00  131,600.00
1430      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6  320,000.00  320,000.00
1431      20110801   2.250   13.625    2.250     5.000       1.000     5.000          59           6  103,200.00  103,200.00
1432      20110701   2.250   13.500    2.250     5.000       1.000     5.000          58           6   78,375.00   78,375.00
1433      20110801   2.250   12.875    2.250     5.000       1.000     5.000          59           6  151,200.00  151,200.00
1434      20110801   2.250   13.250    2.250     5.000       1.000     5.000          59           6  114,000.00  114,000.00
1435      20110701   2.250   13.125    2.250     5.000       1.000     5.000          58           6   73,645.00   73,645.00
1436      20110801   2.250   12.875    2.250     5.000       1.000     5.000          59           6  115,500.00  115,500.00
1437      20110801   2.250   13.750    2.250     5.000       1.000     5.000          59           6  332,000.00  332,000.00
1438      20110701   2.250   13.625    2.250     5.000       1.000     5.000          58           6  328,000.00  328,000.00
1439      20110801   2.250   13.375    2.250     5.000       1.000     5.000          59           6   62,400.00   62,400.00
1440      20110901   2.250   12.750    2.250     5.000       1.000     5.000          60           6  136,500.00  136,500.00
1441      20110801   2.250   12.375    2.250     5.000       1.000     5.000          59           6  134,925.00  134,925.00
1442      20110801   2.250   13.500    2.250     5.000       1.000     5.000          59           6   92,250.00   92,250.00
1443      20110801   2.250   13.875    2.250     5.000       1.000     5.000          59           6  116,000.00  116,000.00
1444      20110801   2.250   13.875    2.250     5.000       1.000     5.000          59           6  120,000.00  120,000.00
1445      20110801   2.250   12.500    2.250     5.000       1.000     5.000          59           6  160,000.00  160,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
1361         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1362         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1363         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1364         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1365         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1366         --          --  ARM         Balloon      Full              Libor - 6 Month
1367         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1368         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1369         --          --  ARM         Balloon      Stated            Libor - 6 Month
1370         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1371         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1372         --       63.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1373         --          --  ARM         Balloon      Full              Libor - 6 Month
1374         --          --  ARM         Balloon      Stated            Libor - 6 Month
1375         --          --  ARM         Balloon      Lite              Libor - 6 Month
1376         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1377         --          --  ARM         Non-Balloon  Lite              Libor - 6 Month
1378         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1379         --          --  ARM         Balloon      Stated            Libor - 6 Month
1380         --    1,485.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1381         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1382         --          --  ARM         Balloon      Full              Libor - 6 Month
1383         --          --  Fixed Rate  Non-Balloon  Stated            Fixed Rate
1384         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1385         --   71,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1386         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1387         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1388         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1389         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1390         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1391         --          --  ARM         Non-Balloon  Full              Libor - 6 Month
1392         --    1,544.00  ARM         Non-Balloon  Full              Libor - 6 Month
1393         --          --  ARM         Balloon      Full              Libor - 6 Month
1394         --          --  Fixed Rate  Balloon      Full              Fixed Rate
1395         --          --  Fixed Rate  Non-Balloon  Full              Fixed Rate
1396         --  148,750.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1397         --   48,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1398         --   91,706.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1399         --   64,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1400         --   51,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1401         --  245,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1402         --   48,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1403         --   77,000.00  ARM         Non-Balloon  Full              Libor - 6 Month
1404         --   55,267.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1405         --   25,316.00  ARM         Non-Balloon  Full              Libor - 6 Month
1406         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1407         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1408         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1409         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1410         --  117,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1411         --   70,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1412         --   70,434.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1413         --  120,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1414         --   39,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1415         --   35,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1416         --   69,198.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1417         --   35,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1418         --   16,980.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1419         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1420         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1421         --   64,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1422         --   13,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1423         --   26,235.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1424         --   13,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1425         --   20,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1426         --   22,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1427         --   29,750.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1428         --   64,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1429         --   37,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1430         --   40,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1431         --   25,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1432         --   20,900.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1433         --   43,200.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1434         --   30,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1435         --   28,325.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1436         --   30,800.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1437         --   41,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1438         --   41,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1439         --   11,700.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1440         --   39,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1441         --   35,980.00  ARM         Non-Balloon  Full              Libor - 6 Month
1442         --   24,600.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1443         --   21,750.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1444         --   24,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1445         --   30,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
1361    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1362    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1363    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 20 Year
1364    Principal and Interest  1st Lien  Investment   No Insurance                   Fixed - 15 Year
1365    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1366    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1367    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1368    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1369    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1370    Principal and Interest  1st Lien  Investment   No Insurance                   Balloon - 30/40
1371    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month
1372    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1373    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1374    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1375    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1376    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1377    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1378    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1379    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1380    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1381    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1382    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month (40 due in 30)
1383    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1384    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1385    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1386    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1387    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1388    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1389    Principal and Interest  1st Lien  Second Home  No Insurance                   Fixed - 30 Year
1390    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1391    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1392    Interest Only           1st Lien  Primary      No Insurance                   ARM - 2 Year/6 Month
1393    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 3 Year/6 Month (40 due in 30)
1394    Principal and Interest  1st Lien  Primary      No Insurance                   Balloon - 15/30
1395    Principal and Interest  1st Lien  Primary      No Insurance                   Fixed - 30 Year
1396    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1397    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1398    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1399    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1400    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1401    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1402    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1403    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1404    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1405    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1406    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1407    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1408    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1409    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1410    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1411    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1412    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1413    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1414    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1415    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1416    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1417    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1418    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1419    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1420    Principal and Interest  1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1421    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1422    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1423    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1424    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1425    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1426    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1427    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1428    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1429    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1430    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1431    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1432    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1433    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1434    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1435    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1436    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1437    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1438    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1439    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1440    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1441    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1442    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1443    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1444    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1445    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
1361    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1362    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060720  20060901
1363    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060721  20060901
1364    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060726  20060901
1365    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
1366    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060601  20060801
1367    Single Family Residence      Purchase               WILSHIRE  20060901     20060601  20060801
1368    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1369    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1370    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1371    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1372    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060501  20060701
1373    4 Family                     Purchase               WILSHIRE  20060901     20060701  20060901
1374    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1375    2 Family                     Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1376    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1377    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1378    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1379    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1380    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1381    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
1382    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1383    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1384    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060727  20060901
1385    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1386    PUD                          Purchase               WILSHIRE  20060901     20060725  20060901
1387    Condo - Low Rise <5 floors   Purchase               WILSHIRE  20060901     20060727  20060901
1388    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
1389    PUD                          Purchase               WILSHIRE  20060901     20060724  20060901
1390    Condo - Low Rise <5 floors   Refinance - Cashout    WILSHIRE  20060901     20060727  20060901
1391    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1392    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1393    Condo                        Refinance - Cashout    WILSHIRE  20060901     20060701  20060901
1394    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060525  20060701
1395    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060523  20060701
1396    Condo                        Purchase               WILSHIRE  20060901     20060727  20060901
1397    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060725  20060901
1398    PUD                          Purchase               WILSHIRE  20060901     20060616  20060801
1399    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060713  20060901
1400    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
1401    Single Family Residence      Purchase               WILSHIRE  20060901     20060623  20060801
1402    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1403    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
1404    PUD                          Purchase               WILSHIRE  20060901     20060731  20060901
1405    PUD                          Purchase               WILSHIRE  20060901     20060629  20060801
1406    Single Family Residence      Purchase               WILSHIRE  20060901     20060710  20060901
1407    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1408    Condo                        Purchase               WILSHIRE  20060901     20060807  20061001
1409    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1410    PUD                          Purchase               WILSHIRE  20060901     20060622  20060801
1411    Condo                        Purchase               WILSHIRE  20060901     20060802  20061001
1412    PUD                          Purchase               WILSHIRE  20060901     20060623  20060801
1413    PUD                          Purchase               WILSHIRE  20060901     20060717  20060901
1414    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
1415    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
1416    PUD                          Purchase               WILSHIRE  20060901     20060630  20060801
1417    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1418    Single Family Residence      Purchase               WILSHIRE  20060901     20060526  20060701
1419    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060728  20060901
1420    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060721  20060901
1421    Condo                        Purchase               WILSHIRE  20060901     20060712  20060901
1422    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060720  20060901
1423    Single Family Residence      Purchase               WILSHIRE  20060901     20060707  20060901
1424    Single Family Residence      Refinance - Rate Term  WILSHIRE  20060901     20060628  20060801
1425    Single Family Residence      Purchase               WILSHIRE  20060901     20060720  20060901
1426    Single Family Residence      Purchase               WILSHIRE  20060901     20060720  20060901
1427    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
1428    Single Family Residence      Purchase               WILSHIRE  20060901     20060717  20060901
1429    Single Family Residence      Purchase               WILSHIRE  20060901     20060726  20060901
1430    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
1431    Single Family Residence      Purchase               WILSHIRE  20060901     20060725  20060901
1432    Single Family Residence      Purchase               WILSHIRE  20060901     20060622  20060801
1433    Single Family Residence      Purchase               WILSHIRE  20060901     20060714  20060901
1434    Single Family Residence      Purchase               WILSHIRE  20060901     20060719  20060901
1435    PUD                          Purchase               WILSHIRE  20060901     20060628  20060801
1436    2-4 Family                   Purchase               WILSHIRE  20060901     20060728  20060901
1437    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
1438    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
1439    Condo                        Purchase               WILSHIRE  20060901     20060718  20060901
1440    Single Family Residence      Purchase               WILSHIRE  20060901     20060802  20061001
1441    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1442    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060724  20060901
1443    2-4 Family                   Purchase               WILSHIRE  20060901     20060720  20060901
1444    Single Family Residence      Purchase               WILSHIRE  20060901     20060713  20060901
1445    PUD                          Purchase               WILSHIRE  20060901     20060727  20060901

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
1361    20360801            36.28    696  SA1        90.00      90.00
1362    20360801            52.86    685  SA1        94.16      94.16
1363    20260801            46.09    742  SA1       100.00     100.00
1364    20210801            40.38    663  SA2        90.00      90.00
1365    20360701             39.1    695  SA1        84.32      84.32
1366    20360701            24.74    623  PA3        78.95      78.95
1367    20360701            28.66    644  PA3        78.13      78.13
1368    20360801            48.51    620  PA3        79.88      79.88
1369    20360801            49.16    643  PA3        75.00      75.00
1370    20360801            44.63    676  PA3        75.00      75.00
1371    20360801            49.52    706  PA2        80.00      80.00
1372    20360601             41.4    723  PA1        79.71      79.72
1373    20360801            54.95    663  SA2        90.00      90.00
1374    20360801            43.41    666  SA2        86.51      86.51
1375    20360801            48.16    647  PA3        64.90      64.90
1376    20360801            34.23    671  SA2        82.00      82.00
1377    20360801            32.49    679  PA3        50.00      50.00
1378    20360801            54.99    655  PA3        55.69      55.69
1379    20360801            32.74    677  PA3        80.00      80.00
1380    20360801             45.4    679  SA2        92.67      93.00
1381    20360801            38.99    746  PA1        71.47      71.47
1382    20360801            48.55    623  PA3        60.61      60.61
1383    20360801            30.95    671  PA3        80.00      80.00
1384    20360801            49.79    704  SA1       100.00     100.00
1385    20360801            45.69    646  PA3        80.00     100.00
1386    20360801            24.31    723  SA1       100.00     100.00
1387    20360801            45.59    709  SA1        90.00      90.00
1388    20360801            43.69    640  PA3        59.13      59.13
1389    20360801            35.93    666  SA2       100.00     100.00
1390    20360801            41.66    660  SA2        88.57      88.57
1391    20360801            29.13    800  PA1        80.00      80.00
1392    20360801             55.2    634  PA3        78.37      79.00
1393    20360801               30    655  PA3        80.00      80.00
1394    20210601             46.6    623  PA3        75.56      75.56
1395    20360601            42.62    694  SA1        82.88      82.88
1396    20360801            44.96    642  PA3        75.00     100.00
1397    20360801             45.9    628  PA3        80.00     100.00
1398    20360701            44.95    689  PA2        80.00     100.00
1399    20360801            46.16    690  PA2        70.00     100.00
1400    20360801            47.26    673  PA3        75.00     100.00
1401    20360701             47.3    749  PA1        80.00     100.00
1402    20360801            47.57    656  PA3        80.00      90.00
1403    20360801            48.68    712  PA2        80.00     100.00
1404    20360801            49.02    766  PA1        70.00      89.39
1405    20360701            54.53    667  PA3        80.00     100.00
1406    20360801            48.65    657  PA3        78.88      78.88
1407    20360801            43.41    796  SA1        90.00      90.00
1408    20360901            36.76    645  PA3        80.00      80.00
1409    20360801            41.94    726  PA1        80.00      80.00
1410    20360701            37.06    744  PA1        80.00     100.00
1411    20360901            38.38    727  PA1        80.00     100.00
1412    20360701            40.05    803  PA1        80.00     100.00
1413    20360801            42.12    699  PA2        80.00     100.00
1414    20360701            42.93    693  PA2        80.00     100.00
1415    20360801            43.36    704  PA2        80.00     100.00
1416    20360701            46.93    688  PA2        80.00     100.00
1417    20360801            47.54    689  PA2        80.00     100.00
1418    20360601            52.04    691  PA2        80.00     100.00
1419    20360801            44.58    707  PA2        80.00      80.00
1420    20360801            47.88    691  PA2        80.00      80.00
1421    20360801            21.69    703  PA2        80.00     100.00
1422    20360801            26.23    675  PA3        75.00      95.00
1423    20360801            29.14    735  PA1        80.00      95.00
1424    20360701            29.82    718  PA2        75.00      85.00
1425    20360801            30.96    676  PA3        75.00      95.00
1426    20360801            31.62    676  PA3        75.00      95.00
1427    20360701            31.82    676  PA3        70.00      95.00
1428    20360801             32.2    707  PA2        80.00      95.00
1429    20360801            32.79    626  PA3        70.00      90.00
1430    20360801            33.82    672  PA3        80.00      90.00
1431    20360801            34.43    749  PA1        80.00     100.00
1432    20360701            35.61    676  PA3        75.00      95.00
1433    20360801            36.38    632  PA3        70.00      90.00
1434    20360801            37.47    670  PA3        75.00      95.00
1435    20360701            38.57    635  PA3        65.00      90.00
1436    20360801            38.97    712  PA2        75.00      95.00
1437    20360801            39.56    674  PA3        80.00      90.00
1438    20360701            39.58    662  PA3        80.00      90.00
1439    20360801            39.65    685  PA2        80.00      95.00
1440    20360901            40.24    624  PA3        70.00      90.00
1441    20360801            41.03    674  PA3        75.00      95.00
1442    20360801            41.73    658  PA3        75.00      95.00
1443    20360801            43.75    663  PA3        80.00      95.00
1444    20360801            43.87    623  PA3        75.00      90.00
1445    20360801            44.51    708  PA2        80.00      95.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
1361    5%                                                                  36  TN           37015    7.040   6.540     7.040
1362    5%                                                                  36  FL           33193    7.590   7.090     7.590
1363    1%                                                                  36  OH           45013    7.590   7.090     7.590
1364    1%                                                                  36  OH           45408    9.690   9.190     9.690
1365    6 MONTHS INTEREST                                                   36  AZ           85015    6.700   6.200     6.700
1366    6 MONTHS INTEREST                                                   24  FL           32404    7.775   7.275     7.775
1367    6 MONTHS INTEREST                                                   36  CA           92821    7.680   7.180     7.680
1368    6 MONTHS INTEREST                                                   24  NV           89104    7.725   7.225     7.725
1369    6 MONTHS INTEREST                                                   24  CA           91605    6.500   6.000     6.500
1370    6 MONTHS INTEREST                                                   36  CA           90660    6.625   6.125     6.625
1371    6 MONTHS INTEREST                                                   24  FL           32177    8.500   8.000     8.500
1372    NO PENALTY                                                           0  CA           93010    7.125   6.625     7.125
1373    6 MONTHS INTEREST                                                   24  CA           90003    8.990   8.490     8.990
1374    6 MONTHS INTEREST                                                   24  CA           91335    7.900   7.400     7.900
1375    6 MONTHS INTEREST                                                   24  CA           93030    6.950   6.450     6.950
1376    6 MONTHS INTEREST                                                   24  AZ           85042    7.300   6.800     7.300
1377    6 MONTHS INTEREST                                                   24  OK           73115    7.800   7.300     7.800
1378    6 MONTHS INTEREST                                                   24  CA           92882    6.700   6.200     6.700
1379    6 MONTHS INTEREST                                                   24  CA           93550    6.800   6.300     6.800
1380    NO PENALTY                                                          24  NY           11520    7.990   7.490     7.990
1381    6 MONTHS INTEREST                                                   24  CA           92869    6.600   6.100     6.600
1382    6 MONTHS INTEREST                                                   24  CA           91765    6.700   6.200     6.700
1383    6 MONTHS INTEREST                                                   36  CA           96021    7.275   6.775     7.275
1384    6 MONTHS INTEREST                                                   24  CA           92376    8.200   7.700     8.200
1385    NO PENALTY                                                          24  CA           92571    8.250   7.750     8.250
1386    NO PENALTY                                                          24  TX           77377    9.250   8.750     9.250
1387    NO PENALTY                                                          24  FL           32905    8.275   7.775     8.275
1388    NO PENALTY                                                          24  CA           90059    7.575   7.075     7.575
1389    NO PENALTY                                                          36  TX           77378    9.250   8.750     9.250
1390    NO PENALTY                                                          12  CA           91403    7.990   7.490     7.990
1391    NO PENALTY                                                          24  FL           32130    7.775   7.275     7.775
1392    NO PENALTY                                                          24  CA           93704    8.375   7.875     8.375
1393    NO PENALTY                                                          36  FL           33612    7.600   7.100     7.600
1394    NO PENALTY                                                          36  OR           97113    7.450   6.950     7.450
1395    NO PENALTY                                                          36  KS           66101    8.100   7.600     8.100
1396    NO PENALTY                                                          36  DC           20001    8.750   8.250     8.750
1397    NO PENALTY                                                           0  GA           30519    8.500   8.000     8.500
1398    NO PENALTY                                                          36  CO           80921    7.750   7.250     7.750
1399    NO PENALTY                                                          36  MN           55106    8.000   7.500     8.000
1400    NO PENALTY                                                          36  VA           23513    7.750   7.250     7.750
1401    NO PENALTY                                                           0  CA           90046    8.125   7.625     8.125
1402    NO PENALTY                                                          36  MD           20735    7.500   7.000     7.500
1403    NO PENALTY                                                          36  CA           92509    7.375   6.875     7.375
1404    NO PENALTY                                                          36  CO           80109    7.500   7.000     7.500
1405    NO PENALTY                                                          36  GA           30016    7.375   6.875     7.375
1406    NO PENALTY                                                           0  NC           27549    8.875   8.375     8.875
1407    NO PENALTY                                                          36  IN           47421    8.250   7.750     8.250
1408    NO PENALTY                                                          36  FL           33154    8.500   8.000     8.500
1409    NO PENALTY                                                          36  KY           40601    8.375   7.875     8.375
1410    NO PENALTY                                                          36  AZ           85296    8.000   7.500     8.000
1411    NO PENALTY                                                          36  SC           29928    8.125   7.625     8.125
1412    NO PENALTY                                                          36  FL           33837    8.125   7.625     8.125
1413    NO PENALTY                                                          36  AZ           85297    8.625   8.125     8.625
1414    NO PENALTY                                                           0  GA           31525    8.250   7.750     8.250
1415    NO PENALTY                                                          36  FL           33952    7.750   7.250     7.750
1416    NO PENALTY                                                          36  FL           33837    8.500   8.000     8.500
1417    NO PENALTY                                                          36  ID           83338    8.000   7.500     8.000
1418    NO PENALTY                                                          36  GA           30213    8.000   7.500     8.000
1419    NO PENALTY                                                          36  FL           34473    8.625   8.125     8.625
1420    NO PENALTY                                                          36  FL           34473    8.750   8.250     8.750
1421    NO PENALTY                                                           0  MD           20720    8.875   8.375     8.875
1422    NO PENALTY                                                           0  AL           36605    8.750   8.250     8.750
1423    NO PENALTY                                                           0  FL           33712    8.875   8.375     8.875
1424    NO PENALTY                                                          36  GA           30349    7.875   7.375     7.875
1425    NO PENALTY                                                          36  TX           76086    8.750   8.250     8.750
1426    NO PENALTY                                                          36  TX           76086    8.750   8.250     8.750
1427    NO PENALTY                                                           0  GA           30088    8.125   7.625     8.125
1428    NO PENALTY                                                          36  CA           91744    8.375   7.875     8.375
1429    NO PENALTY                                                          36  AL           35603    7.750   7.250     7.750
1430    NO PENALTY                                                          36  NV           89147    8.750   8.250     8.750
1431    NO PENALTY                                                           0  GA           30213    8.625   8.125     8.625
1432    NO PENALTY                                                          36  TX           76086    8.500   8.000     8.500
1433    NO PENALTY                                                          36  FL           33312    7.875   7.375     7.875
1434    NO PENALTY                                                           0  GA           30084    8.250   7.750     8.250
1435    NO PENALTY                                                           0  NC           28214    8.125   7.625     8.125
1436    NO PENALTY                                                          36  UT           84403    7.875   7.375     7.875
1437    NO PENALTY                                                          36  CA           93553    8.750   8.250     8.750
1438    NO PENALTY                                                          36  FL           33135    8.625   8.125     8.625
1439    NO PENALTY                                                          36  FL           33313    8.375   7.875     8.375
1440    NO PENALTY                                                          36  MO           64127    7.750   7.250     7.750
1441    NO PENALTY                                                          36  GA           30013    7.375   6.875     7.375
1442    NO PENALTY                                                          36  GA           30080    8.500   8.000     8.500
1443    NO PENALTY                                                          36  GA           30014    8.875   8.375     8.875
1444    NO PENALTY                                                           0  WA           98503    8.875   8.375     8.875
1445    NO PENALTY                                                          36  GA           30213    7.500   7.000     7.500

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
1361        0.500          1        360         0         0       360        359      1
1362        0.500          1        360         0         0       360        359      2
1363        0.500          1        240         0         0       240        239      1
1364        0.500          1        180         0         0       180        179      1
1365        0.500          2        360         0         0       360        358      1
1366        0.500          2        480         0         0       360        358      1
1367        0.500          2        360         0         0       360        358      2
1368        0.500          1        360        59        60       360        359      1
1369        0.500          1        480         0         0       360        359      2
1370        0.500          1        480         0         0       360        359      1
1371        0.500          1        360         0         0       360        359      1
1372        0.500          3        360        57        60       360        357      2
1373        0.500          1        480         0         0       360        359      2
1374        0.500          1        480         0         0       360        359      2
1375        0.500          1        480         0         0       360        359      1
1376        0.500          1        360        59        60       360        359      1
1377        0.500          1        360         0         0       360        359      1
1378        0.500          1        360         0         0       360        359      2
1379        0.500          1        480         0         0       360        359      1
1380        0.500          1        360         0         0       360        359      1
1381        0.500          1        360        59        60       360        359      1
1382        0.500          1        480         0         0       360        359      2
1383        0.500          1        360         0         0       360        359      1
1384        0.500          1        360         0         0       360        359      2
1385        0.500          1        360        59        60       360        359      2
1386        0.500          1        360         0         0       360        359      2
1387        0.500          1        360         0         0       360        359      2
1388        0.500          1        360         0         0       360        359      1
1389        0.500          1        360         0         0       360        359      1
1390        0.500          1        360        59        60       360        359      2
1391        0.500          1        360         0         0       360        359      2
1392        0.500          1        360        59        60       360        359      1
1393        0.500          1        480         0         0       360        359      1
1394        0.500          3        360         0         0       180        177      1
1395        0.500          3        360         0         0       360        357      1
1396        0.500          1        360        59        60       360        359      2
1397        0.500          1        360        59        60       360        359      2
1398        0.500          2        360        58        60       360        358      2
1399        0.500          1        360        59        60       360        359      2
1400        0.500          1        360        59        60       360        359      2
1401        0.500          2        360        58        60       360        358      2
1402        0.500          1        360        59        60       360        359      2
1403        0.500          1        360        59        60       360        359      2
1404        0.500          1        360        59        60       360        359      2
1405        0.500          2        360        58        60       360        358      2
1406        0.500          1        360         0         0       360        359      2
1407        0.500          1        360        59        60       360        359      2
1408        0.500          0        360        60        60       360        360      2
1409        0.500          1        360        59        60       360        359      2
1410        0.500          2        360        58        60       360        358      2
1411        0.500          0        360        60        60       360        360      2
1412        0.500          2        360        58        60       360        358      2
1413        0.500          1        360        59        60       360        359      2
1414        0.500          2        360        58        60       360        358      2
1415        0.500          1        360        59        60       360        359      2
1416        0.500          2        360        58        60       360        358      2
1417        0.500          1        360        59        60       360        359      2
1418        0.500          3        360         0         0       360        357      2
1419        0.500          1        360         0         0       360        359      2
1420        0.500          1        360         0         0       360        359      2
1421        0.500          1        360        59        60       360        359      2
1422        0.500          1        360         0         0       360        359      2
1423        0.500          1        360         0         0       360        359      2
1424        0.500          2        360        58        60       360        358      2
1425        0.500          1        360        59        60       360        359      2
1426        0.500          1        360        59        60       360        359      2
1427        0.500          2        360        58        60       360        358      2
1428        0.500          1        360        59        60       360        359      2
1429        0.500          1        360         0         0       360        359      2
1430        0.500          1        360        59        60       360        359      2
1431        0.500          1        360        59        60       360        359      2
1432        0.500          2        360        58        60       360        358      2
1433        0.500          1        360         0         0       360        359      2
1434        0.500          1        360         0         0       360        359      2
1435        0.500          2        360        58        60       360        358      2
1436        0.500          1        360        59        60       360        359      2
1437        0.500          1        360        59        60       360        359      2
1438        0.500          2        360        58        60       360        358      2
1439        0.500          1        360        59        60       360        359      2
1440        0.500          0        360        60        60       360        360      2
1441        0.500          1        360        59        60       360        359      2
1442        0.500          1        360         0         0       360        359      2
1443        0.500          1        360        59        60       360        359      2
1444        0.500          1        360        59        60       360        359      2
1445        0.500          1        360        59        60       360        359      2

         Next Rate                             Initial  Subsequent   Maximum   Months to     Rate
 Loan   Adjustment   Gross  Maximum  Minimum  Periodic   Periodic   Lifetime   Next Rate  Adjustment    Current    Original
Number     Date     Margin    Rate     Rate   Rate Cap   Rate Cap   Rate Cap  Adjustment    Period      Balance     Balance
------  ----------  ------  -------  -------  --------  ----------  --------  ----------  ----------  ----------  ----------
1446      20110801   2.250   12.375    2.250     5.000       1.000     5.000          59           6   80,000.00   80,000.00
1447      20110901   2.250   13.500    2.250     5.000       1.000     5.000          60           6  271,000.00  271,000.00
1448      20110801   2.250   13.625    2.250     5.000       1.000     5.000          59           6  483,600.00  483,600.00
1449      20110801   2.250   12.000    2.250     5.000       1.000     5.000          59           6   87,200.00   87,200.00
1450      20110801   2.250   12.250    2.250     5.000       1.000     5.000          59           6  218,000.00  218,000.00
1451      20110701   2.250   12.500    2.250     5.000       1.000     5.000          58           6  107,600.00  107,600.00
1452      20110701   2.250   12.750    2.250     5.000       1.000     5.000          58           6   76,974.00   76,974.00
1453      20110801   2.250   13.375    2.250     5.000       1.000     5.000          59           6   76,500.00   76,500.00
1454      20110701   2.250   13.750    2.250     5.000       1.000     5.000          58           6  216,000.00  216,000.00
1455      20110701   2.250   11.875    2.250     5.000       1.000     5.000          58           6  208,000.00  208,000.00
1456      20110801   2.250   13.250    2.250     5.000       1.000     5.000          59           6  188,000.00  188,000.00
1457      20110801   2.250   12.875    2.250     5.000       1.000     5.000          59           6  414,286.00  414,286.00
1458      20110501   2.250   13.000    2.250     5.000       1.000     5.000          56           6   68,000.00   68,000.00
1459      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  417,791.00  417,791.00
1460      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  180,800.00  180,800.00
1461      20110701   2.250   12.875    2.250     5.000       1.000     5.000          58           6  284,000.00  284,000.00
1462      20110801   2.250   12.000    2.250     5.000       1.000     5.000          59           6  155,500.00  155,500.00
1463      20110801   2.250   13.125    2.250     5.000       1.000     5.000          59           6  240,000.00  240,000.00
1464      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  140,000.00  140,000.00
1465      20110801   2.250   13.250    2.250     5.000       1.000     5.000          59           6  152,000.00  152,000.00
1466      20110601   5.000   12.750    5.000     5.000       1.000     5.000          57           6  233,920.00  233,920.00
1467      20110801   2.250   13.500    2.250     5.000       1.000     5.000          59           6  219,992.00  219,992.00
1468      20110801   2.250   12.875    2.250     5.000       1.000     5.000          59           6  145,995.00  145,995.00
1469      20110701   2.250   13.625    2.250     5.000       1.000     5.000          58           6   96,000.00   96,000.00
1470      20110701   2.250   13.375    2.250     5.000       1.000     5.000          58           6  116,000.00  116,000.00
1471      20110701   2.250   13.125    2.250     5.000       1.000     5.000          58           6  141,040.00  141,040.00
1472      20110801   2.250   12.750    2.250     5.000       1.000     5.000          59           6  313,600.00  313,600.00
1473      20110701   2.250   12.500    2.250     5.000       1.000     5.000          58           6  341,600.00  341,600.00
1474      20110801   2.250   12.500    2.250     5.000       1.000     5.000          59           6  168,000.00  168,000.00
1475      20110701   2.250   13.375    2.250     5.000       1.000     5.000          58           6  408,000.00  408,000.00
1476      20110801   2.250   12.500    2.250     5.000       1.000     5.000          59           6  160,000.00  160,000.00
1477      20110701   2.250   12.250    2.250     5.000       1.000     5.000          58           6  153,600.00  153,600.00
1478      20110801   2.250   13.375    2.250     5.000       1.000     5.000          59           6  402,750.00  402,750.00
1479      20110601   2.250   12.750    2.250     5.000       1.000     5.000          57           6   50,001.00   50,001.00
1480      20110601   2.250   13.500    2.250     5.000       1.000     5.000          57           6   86,250.00   86,250.00
1481      20110701   2.250   12.875    2.250     5.000       1.000     5.000          58           6  276,000.00  276,000.00
1482      20110701   2.250   13.375    2.250     5.000       1.000     5.000          58           6  116,000.00  116,000.00
1483      20110601   2.250   13.500    2.250     5.000       1.000     5.000          57           6  100,000.00  100,000.00
1484      20110701   2.250   12.250    2.250     5.000       1.000     5.000          58           6  166,320.00  166,320.00
1485      20110801   2.250   12.625    2.250     5.000       1.000     5.000          59           6  712,323.00  712,323.00
1486      20110601   2.250   12.500    2.250     5.000       1.000     5.000          57           6  740,000.00  740,000.00


 Loan    Senior    Junior    Adjustment    Balloon      Documentation
Number  Balance    Balance      Type         Flag           Level          Index Type
------  -------  ----------  ----------  -----------  ----------------  ---------------
1446         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1447         --   50,819.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1448         --   60,450.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1449         --   21,800.00  ARM         Non-Balloon  Full              Libor - 6 Month
1450         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1451         --   26,900.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1452         --   25,658.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1453         --   20,400.00  ARM         Non-Balloon  Full              Libor - 6 Month
1454         --   54,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1455         --   52,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1456         --   47,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1457         --  177,551.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1458         --   17,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1459         --  149,211.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1460         --   33,900.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1461         --   71,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1462         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1463         --   60,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1464         --   35,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1465         --   38,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1466         --   58,480.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1467         --   54,998.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1468         --   36,499.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1469         --   24,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1470         --   29,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1471         --   35,260.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1472         --   78,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1473         --   85,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1474         --   42,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1475         --  102,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1476         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1477         --   38,400.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1478         --   75,180.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1479         --          --  ARM         Non-Balloon  Stated            Libor - 6 Month
1480         --   23,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1481         --   34,500.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1482         --   21,750.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1483         --   18,750.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1484         --   41,580.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1485         --  178,081.00  ARM         Non-Balloon  Stated            Libor - 6 Month
1486         --  185,000.00  ARM         Non-Balloon  Stated            Libor - 6 Month



 Loan        Interest-Only        Lien     Occupancy
Number         Indicator        Position      Type              PMI Company                       Product Type
------  ----------------------  --------  -----------  -----------------------------  -----------------------------------
1446    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1447    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1448    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1449    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1450    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1451    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1452    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1453    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1454    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1455    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1456    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1457    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1458    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1459    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1460    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1461    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1462    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1463    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1464    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1465    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1466    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1467    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1468    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1469    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1470    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1471    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1472    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1473    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1474    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1475    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1476    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1477    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1478    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1479    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1480    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1481    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1482    Interest Only           1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1483    Principal and Interest  1st Lien  Investment   No Insurance                   ARM - 5 Year/6 Month
1484    Principal and Interest  1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month
1485    Interest Only           1st Lien  Second Home  No Insurance                   ARM - 5 Year/6 Month
1486    Interest Only           1st Lien  Primary      No Insurance                   ARM - 5 Year/6 Month


                                                                                               First
 Loan                                                                  Cut-Off  Origination   Payment
Number         Property Type                Purpose         Servicer    Date       Date        Date
------  ---------------------------  ---------------------  --------  --------  -----------  --------
1446    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060719  20060901
1447    PUD                          Purchase               WILSHIRE  20060901     20060802  20061001
1448    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060726  20060901
1449    Single Family Residence      Purchase               WILSHIRE  20060901     20060721  20060901
1450    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060706  20060901
1451    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
1452    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
1453    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1454    Single Family Residence      Purchase               WILSHIRE  20060901     20060629  20060801
1455    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060629  20060801
1456    Single Family Residence      Purchase               WILSHIRE  20060901     20060726  20060901
1457    PUD                          Purchase               WILSHIRE  20060901     20060703  20060901
1458    Single Family Residence      Purchase               WILSHIRE  20060901     20060427  20060601
1459    PUD                          Purchase               WILSHIRE  20060901     20060728  20060901
1460    Single Family Residence      Purchase               WILSHIRE  20060901     20060728  20060901
1461    PUD                          Purchase               WILSHIRE  20060901     20060630  20060801
1462    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060728  20060901
1463    Single Family Residence      Purchase               WILSHIRE  20060901     20060719  20060901
1464    PUD                          Purchase               WILSHIRE  20060901     20060725  20060901
1465    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1466    Condo                        Purchase               WILSHIRE  20060901     20060516  20060701
1467    Condo                        Purchase               WILSHIRE  20060901     20060717  20060901
1468    PUD                          Purchase               WILSHIRE  20060901     20060731  20060901
1469    Single Family Residence      Purchase               WILSHIRE  20060901     20060626  20060801
1470    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
1471    2-4 Family                   Purchase               WILSHIRE  20060901     20060621  20060801
1472    PUD                          Refinance - Cashout    WILSHIRE  20060901     20060711  20060901
1473    Single Family Residence      Purchase               WILSHIRE  20060901     20060630  20060801
1474    Single Family Residence      Purchase               WILSHIRE  20060901     20060731  20060901
1475    Single Family Residence      Purchase               WILSHIRE  20060901     20060628  20060801
1476    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060705  20060901
1477    Condo                        Purchase               WILSHIRE  20060901     20060627  20060801
1478    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060703  20060901
1479    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060524  20060701
1480    Single Family Residence      Purchase               WILSHIRE  20060901     20060530  20060701
1481    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060615  20060801
1482    Single Family Residence      Purchase               WILSHIRE  20060901     20060602  20060801
1483    Single Family Residence      Refinance - Cashout    WILSHIRE  20060901     20060530  20060701
1484    Condo                        Purchase               WILSHIRE  20060901     20060628  20060801
1485    PUD                          Purchase               WILSHIRE  20060901     20060728  20060901
1486    Single Family Residence      Purchase               WILSHIRE  20060901     20060531  20060701

                                                             Combined
                    Next                                    LTV (with
 Loan   Maturity   Payment          FICO  Credit  Original    Silent
Number    Date    Due Date   DTI   Score   Grade     LTV     Seconds)
------  --------  --------  -----  -----  ------  --------  ---------
1446    20360801            48.15    620  PA3        52.63      52.63
1447    20360901            48.85    672  PA3        79.99      94.99
1448    20360801            49.34    680  PA2        80.00      90.00
1449    20360801            50.14    660  PA3        80.00     100.00
1450    20360801            39.32    698  PA2        58.13      58.13
1451    20360701            23.93    723  PA1        80.00     100.00
1452    20360701            27.96    663  PA3        75.00     100.00
1453    20360801            30.46    629  PA3        75.00      95.00
1454    20360701            32.45    640  PA3        80.00     100.00
1455    20360701            33.47    656  PA3        80.00     100.00
1456    20360801            36.71    626  PA3        80.00     100.00
1457    20360801            37.14    683  PA2        70.00     100.00
1458    20360501            37.76    649  PA3        80.00     100.00
1459    20360801            38.99    731  PA1        70.00      95.00
1460    20360801            39.58    706  PA2        80.00      95.00
1461    20360701            39.82    758  PA1        80.00     100.00
1462    20360801            40.09    666  PA3        69.73      69.73
1463    20360801            41.57    690  PA2        80.00     100.00
1464    20360801            41.57    717  PA2        80.00     100.00
1465    20360801            41.62    622  PA3        80.00     100.00
1466    20360601            41.84    627  PA3        80.00     100.00
1467    20360801            42.09    669  PA3        80.00     100.00
1468    20360801            42.31    709  PA2        80.00     100.00
1469    20360701            42.53    624  PA3        80.00     100.00
1470    20360701            42.55    632  PA3        80.00     100.00
1471    20360701            42.77    725  PA1        80.00     100.00
1472    20360801            42.94    657  PA3        80.00     100.00
1473    20360701            43.74    696  PA2        80.00     100.00
1474    20360801            43.94    702  PA2        80.00     100.00
1475    20360701            43.98    644  PA3        80.00     100.00
1476    20360801            44.11    633  PA3        64.00      64.00
1477    20360701            44.39    680  PA2        80.00     100.00
1478    20360801            44.82    662  PA3        75.00      89.00
1479    20360601            47.54    637  PA3        70.42      70.42
1480    20360601            41.14    700  PA2        75.00      95.00
1481    20360701            46.81    688  PA2        80.00      90.00
1482    20360701            42.83    684  PA2        80.00      95.00
1483    20360601             49.3    722  PA1        80.00      95.00
1484    20360701               28    680  PA2        79.96      99.95
1485    20360801            30.28    666  PA3        80.00     100.00
1486    20360601             44.8    696  PA2        80.00     100.00


                                                                    Prepayment
 Loan                                                                 Penalty   Property  Property  Current    Net   Original
Number                         Penalty Type                           Months      State   Zip Code   Coupon  Coupon   Coupon
------                         ------------                         ----------  --------  --------  -------  ------  --------
1446    NO PENALTY                                                          36  FL           33150    7.375   6.875     7.375
1447    NO PENALTY                                                           0  NV           89139    8.500   8.000     8.500
1448    NO PENALTY                                                          36  CA           90250    8.625   8.125     8.625
1449    NO PENALTY                                                          36  GA           30529    7.000   6.500     7.000
1450    NO PENALTY                                                          36  GA           31411    7.250   6.750     7.250
1451    NO PENALTY                                                           0  TX           77493    7.500   7.000     7.500
1452    NO PENALTY                                                          36  GA           30316    7.750   7.250     7.750
1453    NO PENALTY                                                          36  MO           64123    8.375   7.875     8.375
1454    NO PENALTY                                                           0  FL           32778    8.750   8.250     8.750
1455    NO PENALTY                                                          36  GA           30084    6.875   6.375     6.875
1456    NO PENALTY                                                          36  FL           33162    8.250   7.750     8.250
1457    NO PENALTY                                                          36  FL           33437    7.875   7.375     7.875
1458    NO PENALTY                                                          36  GA           31904    8.000   7.500     8.000
1459    NO PENALTY                                                          36  GA           30622    7.750   7.250     7.750
1460    NO PENALTY                                                          36  FL           32909    7.750   7.250     7.750
1461    NO PENALTY                                                          36  FL           33837    7.875   7.375     7.875
1462    NO PENALTY                                                          36  FL           33614    7.000   6.500     7.000
1463    NO PENALTY                                                          36  FL           33157    8.125   7.625     8.125
1464    NO PENALTY                                                          36  ID           83854    7.750   7.250     7.750
1465    NO PENALTY                                                          36  GA           30331    8.250   7.750     8.250
1466    NO PENALTY                                                          36  CA           92020    7.750   7.250     7.750
1467    NO PENALTY                                                          12  FL           33025    8.500   8.000     8.500
1468    NO PENALTY                                                          36  GA           30114    7.875   7.375     7.875
1469    NO PENALTY                                                           0  LA           70814    8.625   8.125     8.625
1470    NO PENALTY                                                          36  GA           31216    8.375   7.875     8.375
1471    NO PENALTY                                                          36  WA           99201    8.125   7.625     8.125
1472    NO PENALTY                                                           0  MD           21032    7.750   7.250     7.750
1473    NO PENALTY                                                          36  FL           33173    7.500   7.000     7.500
1474    NO PENALTY                                                          36  GA           30334    7.500   7.000     7.500
1475    NO PENALTY                                                          36  FL           33040    8.375   7.875     8.375
1476    NO PENALTY                                                          36  AZ           85396    7.500   7.000     7.500
1477    NO PENALTY                                                          36  FL           33172    7.250   6.750     7.250
1478    NO PENALTY                                                          12  CA           90650    8.375   7.875     8.375
1479    NO PENALTY                                                           0  NC           28401    7.750   7.250     7.750
1480    NO PENALTY                                                          36  FL           32254    8.500   8.000     8.500
1481    NO PENALTY                                                           0  CA           92530    7.875   7.375     7.875
1482    NO PENALTY                                                           0  ID           83854    8.375   7.875     8.375
1483    NO PENALTY                                                          36  GA           30318    8.500   8.000     8.500
1484    NO PENALTY                                                          36  FL           32835    7.250   6.750     7.250
1485    NO PENALTY                                                          36  NV           89015    7.625   7.125     7.625
1486    NO PENALTY                                                           0  FL           33140    7.500   7.000     7.500

                                         Interest  Interest
                              Amortized    Only      Only     Stated     Stated
 Loan   Servicing              Original   Period    Period   Original  Remaining
Number     Fee     Seasoning     Term     Current  Original    Term       Term    Group
------  ---------  ---------  ---------  --------  --------  --------  ---------  -----
1446        0.500          1        360         0         0       360        359      2
1447        0.500          0        360        60        60       360        360      2
1448        0.500          1        360        59        60       360        359      2
1449        0.500          1        360        59        60       360        359      2
1450        0.500          1        360         0         0       360        359      2
1451        0.500          2        360         0         0       360        358      2
1452        0.500          2        360         0         0       360        358      2
1453        0.500          1        360        59        60       360        359      2
1454        0.500          2        360        58        60       360        358      2
1455        0.500          2        360        58        60       360        358      2
1456        0.500          1        360         0         0       360        359      2
1457        0.500          1        360        59        60       360        359      2
1458        0.500          4        360         0         0       360        356      2
1459        0.500          1        360        59        60       360        359      2
1460        0.500          1        360        59        60       360        359      2
1461        0.500          2        360        58        60       360        358      2
1462        0.500          1        360         0         0       360        359      2
1463        0.500          1        360         0         0       360        359      2
1464        0.500          1        360        59        60       360        359      2
1465        0.500          1        360        59        60       360        359      2
1466        0.500          3        360        57        60       360        357      2
1467        0.500          1        360        59        60       360        359      2
1468        0.500          1        360        59        60       360        359      2
1469        0.500          2        360         0         0       360        358      2
1470        0.500          2        360         0         0       360        358      2
1471        0.500          2        360         0         0       360        358      2
1472        0.500          1        360        59        60       360        359      2
1473        0.500          2        360        58        60       360        358      2
1474        0.500          1        360        59        60       360        359      2
1475        0.500          2        360        58        60       360        358      2
1476        0.500          1        360        59        60       360        359      2
1477        0.500          2        360        58        60       360        358      2
1478        0.500          1        360        59        60       360        359      2
1479        0.500          3        360         0         0       360        357      2
1480        0.500          3        360        57        60       360        357      2
1481        0.500          2        360        58        60       360        358      2
1482        0.500          2        360        58        60       360        358      2
1483        0.500          3        360         0         0       360        357      2
1484        0.500          2        360         0         0       360        358      2
1485        0.500          1        360        59        60       360        359      2
1486        0.500          3        360        57        60       360        357      2

PROSPECTUS

                           ASSET BACKED CERTIFICATES

                               ASSET BACKED NOTES
                              (ISSUABLE IN SERIES)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR
                             ----------------------
CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 1 OF THIS PROSPECTUS.

The securities of each series will not represent an obligation of or interest in the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, any master servicer or any of their respective affiliates, except to the limited extent described herein and in the related prospectus supplement.

This prospectus may be used to offer and sell the securities only if accompanied by a prospectus supplement.

THE SECURITIES

      Merrill Lynch Mortgage Investors, Inc., as depositor, will sell the securities, which may be in the form of asset backed certificates or asset backed notes. Each issue of securities will have its own series designation and will evidence either:

      -  ownership interests in certain assets in a trust fund or

      -  debt obligations secured by certain assets in a trust fund.

      - Each series of securities will consist of one or more classes. Each class of securities will represent the entitlement to a specified portion of future interest payments and a specified portion of future principal payments on the assets in the related trust fund. In each case, the specified portion may equal from 0% to 100%. A series may include one or more classes of securities that are senior in right of payment to one or more other classes. One or more classes of securities may be entitled to receive distributions of principal, interest or both prior to one or more other classes, or before or after certain specified events have occurred. The related prospectus supplement will specify each of these features.

THE TRUST FUND AND ITS ASSETS

      As specified in the related prospectus supplement, each trust fund will consist primarily of assets from one of the following categories:

      - one or more segregated pools of various types of mortgage loans or closed-end and/or revolving home equity loans (or certain balances of these loans), in each case secured by first and/or junior liens on one- to five-family residential properties, or security interests in shares issued by cooperative housing corporations, including mixed residential and commercial structures;

      - manufactured housing installment contracts and installment loan agreements secured by senior or junior liens on manufactured homes and/or by mortgages on real estate on which the manufactured homes are located;

      - home improvement installment sales contracts or installment loan agreements originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property; and

      - certain direct obligations of the United States, agencies thereof or agencies created thereby. Each trust fund may be subject to early termination in certain circumstances.

MARKET FOR THE SECURITIES

      No market will exist for the securities of any series before they are issued. In addition, even after the securities of a series have been issued and sold, there can be no assurance that a resale market will develop.

OFFERS OF THE SECURITIES

      Offers of the securities are made through Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters listed in the related prospectus supplement.

      Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
                             ----------------------

                              MERRILL LYNCH & CO.
                             ----------------------

                 The date of this Prospectus is March 31, 2006.

             IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS
                  AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

Information about each series of securities is contained in the following documents:

- this prospectus, which provides general information, some of which may not apply to a particular series; and

- the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series.

      You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement. The information in this prospectus is accurate only as of the date of this prospectus.

      Each prospectus supplement generally will include the following information with respect to the related series of securities:

      - the principal amount, interest rate and authorized denominations of each class of securities;

      - information concerning the mortgage loans, home improvement contracts and/or securities in the related trust fund;

      - information concerning the seller or sellers of the mortgage loans, home improvement contracts and/or securities and information concerning any servicer;

      - the terms of any credit enhancement with respect to particular classes of the securities;

      - information concerning other trust fund assets, including any reserve fund;

      -  the final scheduled distribution date for each class of securities;

      - the method for calculating the amount of principal to be paid to each class of securities, and the timing and order of priority of principal payments;

      - information about any REMIC tax elections for some or all of the trust fund assets; and

      -  particulars of the plan of distribution for the securities.

      If you require additional information, the mailing address of our principal executive offices is Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center-North Tower, 10th Floor, New York, New York 10281-1310, Attention: Secretary, and our telephone number is (212) 449-0357. For other means of acquiring additional information about us or a series of securities, see "Incorporation of Certain Information by Reference" on page 124 of this prospectus.

                               TABLE OF CONTENTS

Risk Factors........................     1
Description of the Trust Funds......     7
     Assets.........................     7
     Mortgage Loans.................     7
     Loan-to-Value Ratio............     9
     Mortgage Loan Information in
       Prospectus Supplements.......     9
     Government Securities..........    11
     Pre-Funding Account............    11
     Accounts.......................    11
     Credit Support.................    12
     Cash Flow Agreements...........    12
Use of Proceeds.....................    12
Yield Considerations................    12
     General........................    12
     Pass-Through Rate and
       Interest Rate................    12
     Timing of Payment of
       Interest.....................    13
     Payments of Principal;
       Prepayments..................    13
     Prepayments--Maturity and
       Weighted Average Life........    14
     Other Factors Affecting
       Weighted Average Life........    15
The Depositor.......................    17
Description of the Securities.......    17
     General........................    17
     Categories of Classes of
       Securities...................    18
     Distributions..................    21
     Available Distribution
       Amount.......................    22
     Distributions of Interest on
       the Securities...............    23
     Distributions of Principal of
       the Securities...............    24
     Components.....................    24
     Allocation of Losses and
       Shortfalls...................    24
     Advances in Respect of
       Delinquencies................    24
     Reports to Securityholders.....    25
     Termination....................    27
     Book-Entry Registration and
       Definitive Securities........    27
Description of the Agreements.......    30
     Agreements Applicable to a
       Series.......................    30
     Assignment of Assets;
       Repurchases..................    32
     Representations and Warranties;
       Repurchases..................    33
     Collection Account and Related
       Accounts.....................    34
     Collection and Other Servicing
       Procedures...................    38
     Sub-Servicers..................    38
     Realization upon Defaulted
       Mortgage Loans...............    39
     Primary Mortgage Insurance
       Policies.....................    40
     Hazard Insurance Policies......    41
     Fidelity Bonds and Errors and
       Omissions Insurance..........    42
     Due-on-Sale Provisions.........    42
     Retained Interest; Servicing
       Compensation and Payment of
       Expenses.....................    43
     Evidence as to Compliance......    43
     Certain Matters Regarding a
       Master Servicer and the
       Depositor....................    44
     Events of Default under the
       Agreement....................    45
     Rights upon Event of Default
       under the Agreement..........    46
     Amendment......................    46
     The Trustee....................    47
     Duties of the Trustee..........    47
     Certain Matters Regarding the
       Trustee......................    47
     Resignation and Removal of the
       Trustee......................    48
     Certain Terms of the
       Indenture....................    48
Description of Credit Support.......    51
     General........................    51
     Subordinate Securities.........    51
     Cross-Support Provisions.......    52
     Insurance or Guarantees........    52
     Letter of Credit...............    52
     Insurance Policies and Surety
       Bonds........................    52
     Reserve Funds..................    52
Certain Legal Aspects of Mortgage
  Loans.............................    53
     General........................    53
     Types of Mortgage
       Instruments..................    53

     Interest in Real Property......    54
     Cooperative Loans..............    54
     Foreclosure....................    55
     Junior Mortgages...............    58
     Anti-Deficiency Legislation and
       Other Limitations on
       Lenders......................    59
     Environmental Legislation......    60
     Due-on-Sale Clauses............    60
     Subordinate Financing..........    61
     Applicability of Usury Laws....    61
     Alternative Mortgage
       Instruments..................    62
     Servicemembers Civil Relief
       Act..........................    62
     Forfeitures in Drug and RICO
       Proceedings..................    62
     The Contracts..................    63
Material Federal Income Tax
  Consequences......................    66
     General........................    66
     Grantor Trust Funds............    66
     New Withholding Regulations....    74
     REMICs.........................    74
     Tax-Related Restrictions on
       Transfers of REMIC Residual
       Certificates.................    90
     Tax Characterization of a Trust
       Fund as a Partnership........    93
     Tax Treatment of Certificates
       as Debt for Tax Purposes.....    99
Taxation of Classes of Recombinable
  Securities........................   102
     General........................   102
     Tax Status.....................   102
     Tax Accounting for Recombinable
       Securities...................   102
     Exchanges of Recombinable
       Securities...................   104
     Tax Treatment of Foreign
       Investors....................   104
     Backup Withholding.............   104
     Reporting and Administrative
       Matters......................   104
State Tax Considerations............   104
ERISA Considerations................   104
     General........................   104
     Prohibited Transactions........   105
     Availability of Underwriter's
       Exemption for Certificates...   106
     Review by Plan Fiduciaries.....   111
Legal Investment....................   111
Plan of Distribution................   113
Legal Matters.......................   114
Financial Information...............   114
Incorporation of Certain Information
  by Reference......................   114
Ratings.............................   115
Index of Defined Terms..............   116

                                  RISK FACTORS

You should consider the following information carefully, since it identifies certain significant sources of risk associated with an investment in the securities.

THERE IS A RISK THAT THE SECURITIES WILL HAVE LIMITED LIQUIDITY.

At the time a series of securities is issued, there will not be a secondary market for them. Merrill Lynch, Pierce, Fenner & Smith Incorporated currently expects to make a secondary market in the offered securities, but it is not required to. We cannot assure you that a secondary market for the securities of any series will develop or, if it does develop, that it will provide holders of those securities with liquidity of investment or will continue while those securities remain outstanding.

THERE IS A RISK ASSOCIATED WITH LIMITED ASSETS THAT THOSE ASSETS WILL NOT BE SUFFICIENT TO PAY THE SECURITIES IN FULL.

- The securities will not represent an interest in or obligation of the depositor, the master servicer or any of their affiliates.

- The only obligations with respect to the securities or the assets securing them will be the obligations (if any) of any "warranting party" (as further described in this prospectus) pursuant to certain limited representations and warranties made with respect to the mortgage loans, the master servicer's and any sub-servicer's servicing obligations under the related agreements (including the limited obligation to make certain advances in the event of delinquencies on the mortgage loans, but only to the extent they deem such advances recoverable) and, if described in the related prospectus supplement, certain limited obligations of the master servicer in connection with an agreement to purchase or act as remarketing agent with respect to a convertible adjustable-rate mortgage loan (as more fully described in this prospectus) upon conversion to a fixed rate or a different index.

- Since certain representations and warranties with respect to the mortgage assets may have been made and/or assigned in connection with transfers of the mortgage assets prior to the closing date, the rights of the trustee and the securityholders with respect to such representations or warranties will be limited to their rights as an assignee thereof.

- None of the depositor, the master servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity.

- Neither the securities nor the underlying assets will be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, the master servicer, any sub-servicer.

- Proceeds of the assets included in the related trust fund for each series of securities (including the assets and any form of credit enhancement) will be the sole source of payments on the securities, and there will be no recourse to the depositor or any other entity in the event that these proceeds are insufficient or otherwise unavailable to make all payments provided for under the securities.

- A series of securities will not have any claim against or security interest in the trust funds for any other series. If the related trust fund is insufficient to make payments on these securities, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the collection account and any accounts maintained as credit support, may be withdrawn under certain conditions, as described in the related prospectus supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the securities.

- If provided in the prospectus supplement for a series of securities consisting of one or more classes of subordinate securities, on any distribution date in respect of which losses or shortfalls in collections on the assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the subordinate securities, and, thereafter, by the remaining classes of securities in the priority and manner and subject to the limitations specified in that prospectus supplement.

We refer you to "Description of the Trust Funds" for further information.

THERE IS A RISK THAT PREPAYMENTS ON THE ASSETS IN A TRUST FUND WILL ADVERSELY AFFECT THE AVERAGE LIFE AND YIELDS OF THE RELATED SECURITIES.

- Prepayments (including those caused by defaults) on the assets in any trust fund generally will result in a faster rate of principal payments on one or more classes of the related securities than if payments on these assets were made as scheduled. Thus, the prepayment experience on the assets may affect the average life of each class of related securities. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. We can't assure you as to the rate of prepayment on the assets in any trust fund or that the rate of payments will conform to any model we describe here or in any prospectus supplement. If prevailing interest rates fall significantly below the applicable mortgage interest rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the mortgage loans underlying or comprising the mortgage assets in any trust fund. As a result, the actual maturity of any class of securities evidencing an interest in a trust fund containing mortgage assets could occur significantly earlier than expected.

- A series of securities may include one or more classes of securities with priorities of payment and, as a result, yields on other classes of securities, including classes of offered securities, of such series may be more sensitive to prepayments on assets. A series of securities may include one or more classes offered at a significant premium or discount. Yields on these classes of securities will be sensitive, and in some cases extremely sensitive, to prepayments on mortgage assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of stripped interest securities, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of securities may include one or more classes of securities, including classes of offered securities, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of accrual securities and, as a result, yields on such securities will be sensitive to (a) the provisions of such accrual securities relating to the timing of distributions of interest thereon and (b) if such accrual securities accrue interest at a variable or adjustable pass-through rate or interest rate, changes in such rate.

We refer you to "Yield Considerations" in the prospectus and, if applicable, in the related prospectus supplement for further information.

THERE IS A RISK THAT DEFAULTS BY OBLIGORS OR DECLINES IN THE VALUES OF MORTGAGED PROPERTIES WILL RESULT IN LOSSES TO INVESTORS.

- An investment in securities such as the securities which generally represent interests in mortgage loans may be affected by, among other things, a decline in real estate values and changes in the mortgagors' financial condition. No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the relevant residential real estate market should experience an overall decline in property values such that the outstanding balances of the related mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry in that market. In addition, in the case of mortgage loans that are subject to negative amortization, due to the addition to principal balance of deferred interest, the principal balances of such mortgage loans could be increased to an amount equal to or in excess of the value of the underlying mortgaged properties, thereby increasing the likelihood of default.

- To the extent that these losses are not covered by the applicable credit support, if any, holders of securities of the series evidencing interests in the related mortgage loans will bear all risk of loss resulting from default by mortgagors and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted mortgage loans. Certain of the types of mortgage loans may involve additional uncertainties not present in traditional types of loans.

- For example, certain of the mortgage loans provide for escalating or variable payments by the mortgagor under the mortgage loan, as to which the mortgagor is generally qualified on the basis of the initial payment amount. In some cases the mortgagor's income may not be sufficient to enable it to continue to make its loan payments as such payments increase and thus the likelihood of default will increase.

- In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and will thus experience higher rates of loss and delinquency than the mortgage loans generally will experience. The mortgage loans underlying certain series of securities may be concentrated in these regions, and this concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration.

- Further, the rate of default on mortgage loans that are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Additionally, a decline in the value of the mortgaged properties will increase the risk of loss particularly with respect to any related junior mortgage loans.

We refer you to "--There is a risk that there will be reduced or no proceeds available when junior lien mortgage loans are liquidated" in this prospectus for further information.

- In addition, a prospectus supplement may specify that the loan-to-value ratios for the mortgage loans in the related trust will exceed 100%. The related mortgaged properties will thus be highly unlikely to provide adequate security for these mortgage loans. To the extent specified in that prospectus supplement, the assessment of the credit history of a borrower and that borrower's capacity to make payments on the related mortgage loan will have been the primary considerations in underwriting the mortgage loans included in that trust. The evaluation of the adequacy of the loan-to-value ratio, if so specified in the related prospectus supplement, will have been given less consideration, and in certain cases no consideration, in underwriting those mortgage loans.

THERE IS A RISK THAT THERE WILL BE REDUCED OR NO PROCEEDS AVAILABLE WHEN JUNIOR LIEN MORTGAGE LOANS ARE LIQUIDATED.

- Certain mortgage loans may be secured by junior liens and the related first and other senior liens, if any, may not be included in the mortgage pool.

- The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior lien to satisfy fully both the senior lien and the mortgage loan. If a holder of the senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior lien. The claims of the holder of the senior lien will be satisfied in full out of proceeds of the liquidation of the mortgage loan, if these proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan.

- If the master servicer were to foreclose on any mortgage loan, it would do so subject to any related senior lien. In order for the debt related to the mortgage loan to be paid in full at such sale, a bidder at the foreclosure sale of that mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior lien or purchase the mortgaged property subject to the senior lien. In the event that such proceeds from a foreclosure or similar sale of the related mortgaged property were insufficient to satisfy both loans in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of the certificates, would bear the risk of delay in distributions while a deficiency judgment against the borrower was being obtained and the risk of loss if the deficiency judgment were not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgage.

We refer you to "Certain Legal Aspects of the Mortgage Loans--Junior Mortgages" in this prospectus for further information.

THERE IS A RISK THAT ANY APPLICABLE CREDIT SUPPORT WILL NOT COVER ALL LOSSES.

- The prospectus supplement for a series of certificates will describe any credit support in the related trust fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations of these. Any credit support will be subject to the conditions and limitations described here and in the related prospectus supplement. Moreover, this credit support may not cover all potential losses or risks; for example, credit support may or may not cover fraud or negligence by a borrower or other parties.

- A series of securities may include one or more classes of subordinate securities (which may include offered securities), if we provide for that in the related prospectus supplement. Although subordination is designed to reduce the risk to holders of senior securities of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of securities of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related credit support may be exhausted before the principal of the lower priority classes of securities of this series has been repaid. As a result, the impact of significant losses and shortfalls on the assets may fall primarily upon those classes of securities having a lower priority of payment. Moreover, if a form of credit support covers more than one series of securities (we refer to this as a "covered trust"), holders of securities evidencing an interest in a covered trust will be subject to the risk that this credit support will be exhausted by the claims of other covered trusts.

- The amount of any applicable credit support supporting one or more classes of offered securities, including the subordination of one or more classes of securities, will be determined on the basis of criteria established by each rating agency rating such classes of securities based on an assumed level of defaults, delinquencies, other losses or other factors. We can't assure you, however, that the loss experience on the related assets will not exceed these assumed levels.

- Regardless of the form of credit enhancement, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The master servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of securities, if the applicable rating agency indicates that the then-current rating of those securities will not be adversely affected.

- The rating agency rating a series of securities may lower its rating following the initial issuance of the securities if the obligations of any applicable credit support provider have been downgraded, or as a result of losses on the related assets substantially in excess of the levels contemplated by that rating agency when it performed its initial rating analysis. None of the depositor, the master servicer or any of their affiliates will have any obligation to replace or supplement any credit support or to take any other action to maintain any rating of any series of securities.

We refer you to "--There are risks in relying on the limited nature of ratings", "Description of the Securities" and "Description of Credit Support" for further information.

THERE IS A RISK TO HOLDERS OF SUBORDINATE SECURITIES THAT LOSSES WILL HAVE A GREATER IMPACT ON THEM.

- The rights of subordinate securityholders to receive distributions to which they would otherwise be entitled with respect to the assets will be subordinate to the rights of the master servicer (to the extent that the master servicer is paid its servicing fee, including any unpaid servicing fees with respect to one or more prior due periods, and is reimbursed for certain unreimbursed advances and unreimbursed liquidation expenses) and the senior securityholders to the extent described in the related prospectus supplement. As a result of the foregoing, investors must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the subordinate securities.

We refer you to "Description of the Securities--General" and "--Allocation of Losses and Shortfalls" in this prospectus for further information.

- The yields on the subordinate securities may be extremely sensitive to the loss experience of the assets and the timing of any such losses. If the actual rate and amount of losses experienced by the assets exceed the rate and amount of such losses assumed by an investor, the yields to maturity on the subordinate securities may be lower than you anticipated.

THERE IS A RISK THAT OBLIGORS ON BALLOON LOANS WILL NOT BE ABLE TO MAKE BALLOON PAYMENTS.

Some of the mortgage loans as of the cut-off date may not be fully amortizing over their terms to maturity (we call these "balloon loans") and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition of the mortgagor, the value of the mortgaged property, tax laws, prevailing general economic conditions and the availability of credit for single family or multifamily real properties generally.

THERE IS A POSSIBILITY, IF THE RELATED PROSPECTUS SUPPLEMENT PROVIDES FOR IT, THAT UPON AN OPTIONAL TERMINATION OF A TRUST FUND, THE PROCEEDS MAY BE LESS THAN THE OUTSTANDING PRINCIPAL AMOUNT OF THE SECURITIES PLUS ACCRUED INTEREST.

- If specified in the related prospectus supplement, a series of securities may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified therein, under the circumstances and in the manner set forth therein. If provided in the related prospectus supplement, upon the reduction of the security balance of a specified class or classes of securities to a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth therein.

- In either such case, if the related prospectus supplement provides for it, the proceeds available for distribution to securityholders may be less than the outstanding principal balance of their securities plus accrued interest. If this happens, these securityholders could incur a loss on their investment.

THERE ARE RISKS RELATING TO CERTAIN FEDERAL INCOME TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES.

- Holders of REMIC residual certificates must report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Material Federal Income Tax Consequences--REMICs." Under certain circumstances, holders of offered securities that are REMIC residual certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual holders of REMIC residual certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC.

- In addition, REMIC residual certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC residual certificates, the taxable income arising in a given year on a REMIC residual certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC residual certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC residual certificate should be aware that treasury regulations provide that REMIC residual interests may not be marked to market.

We refer you to "Material Federal Income Tax Consequences--REMICs" in this prospectus for further information.

THERE ARE RISKS IN RELYING ON THE LIMITED NATURE OF RATINGS.

       Any rating assigned by a rating agency to a class of securities will reflect that rating agency's assessment solely of the likelihood that holders of securities of that class will receive payments to which those securityholders are entitled under the related agreement. This rating will not be an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related mortgage assets will be made, the degree to which the rate of such prepayments might differ from what you originally anticipated or the likelihood of early optional termination of the series of securities. This rating will not address the possibility that prepayment at higher or lower rates than you anticipated may cause you to experience a yield lower than you anticipated or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each prospectus supplement will identify any payment to which holders of offered securities of the related series are entitled that is not covered by the applicable rating.

We refer you to "Ratings" in this prospectus for further information.

                         DESCRIPTION OF THE TRUST FUNDS

ASSETS

The primary assets of each Trust Fund (the "Assets") will include:

      (i) one- to five-family mortgage loans (collectively, the "Mortgage Loans"), including without limitation, Home Equity Loans, Home Improvement Contracts and Manufactured Housing Contracts or

      (ii) direct obligations of the United States, agencies thereof or agencies created thereby which are:

             (a)   interest-bearing securities,

             (b)   non-interest-bearing securities,

             (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or

             (d) interest-bearing securities from which the right to payment of principal has been removed (the "Government Securities").

      As used herein, "Mortgage Loans" refers to whole Mortgage Loans. The Mortgage Loans will not be guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. (the "Depositor"). Each Asset will be selected by a sponsor of the transaction for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (an "Asset Seller"), which may be an affiliate of the Depositor and, with respect to Assets, which prior holder may or may not be the originator of such Mortgage Loan.

      The Securities will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of certificates representing beneficial ownership interests in, or indebtedness of, another trust fund that contains the Assets.

      Static pool information regarding the sponsor of the transaction will be available on a website, as set forth in the related prospectus supplement. Such website may include information regarding transactions which closed prior to January 1, 2006. Any information related to such pre-January 1, 2006 information will not be deemed to be part of the related prospectus supplement, this prospectus or the registration statement.

MORTGAGE LOANS

General

      Each Mortgage Loan will be secured by:

       (i) a lien on a Mortgaged Property consisting of a one- to five-family residential property (a "Single Family Property" and the related Mortgage Loan a "Single Family Mortgage Loan") or

      (ii) a security interest in shares issued by private cooperative housing corporations ("Cooperatives"). If so specified in the related Prospectus Supplement, a Mortgaged Property may include some commercial use.

      Mortgaged Properties will be located in any one of the fifty states, the District of Columbia, the Commonwealth of Puerto Rico or any U.S. possession. To the extent specified in the related Prospectus Supplement, the Mortgage Loans will be secured by first and/or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on Mortgaged Property. The Mortgaged

Properties may include apartments owned by Cooperatives and leasehold interests in properties, the title to which is held by third party lessors. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor. The related Prospectus Supplement will indicate if any Originator is an affiliate of the Depositor. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or other security instruments (the "Mortgages") creating a lien on the Mortgaged Properties. If specified in the related Prospectus Supplement, certain of the Mortgage Loans (by principal balance) in a Trust Fund will be, as of the related Cut-off Date, 30 days or more past their most recent contractually scheduled payment date.

      The adjustable or variable index (the "Index") applicable to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans") may be one of the following indices:

      - U.S. Dollar LIBOR ("LIBOR"), which is the average of the London Interbank Offer Rate, a rate at which banks in London, England lend U.S. dollars to other banks in the U.S. dollar wholesale or interbank money markets for a specified duration.

      - EURIBOR ("EURIBOR"), which is the average of the Euro Interbank Offer Rate, a rate at which banks offer to lend Euros to other banks in the Euro wholesale or interbank money markets for a specified duration.

      - GBP LIBOR ("GBP LIBOR"), which is the average of the British Pounds Sterling London Interbank Offer Rate, a rate at which banks in London, England lend British Pounds Sterling to other banks in the British Pounds Sterling wholesale or interbank money markets for a specified duration.

      - London Interbank Offer Swap Rate ("LIBORSWAP"), a rate which is the difference between the negotiated and of a swap, with the spread determined by characteristics of market supply and creditor worthiness.

      - SIBOR ("SIBOR"), which is the average of the Singapore Interbank Offer Rate, a rate at which banks in Asia lend U.S. dollars to other banks in the Singapore wholesale or interbank money markets for a specified duration.

      - Constant Maturity Treasury ("CMT") Indices, which is an average yield on United States Treasury securities adjusted to a specified constant maturity, as by the Federal Reserve Board.

      - Treasury Bill ("T-Bill") Indices, which is a rate based on the results of auctions that the U.S. Department of Treasury holds for its Treasury bills, notes or bonds or is derived from its daily yield curve.

      - Federal Funds Rate ("Fed Funds Rate"), which is the rate that banks charge each other on overnight loans made between them, as determined by the Federal Reserve Bank.

      - Prime Rate ("Prime Rate") Index, which is an index based on the interest rate that banks charge to their most credit-worthy customers for short-term loans. The Prime Rate may differ among financial institutions.

      - Monthly Treasury Average ("MTA"), which is a per annum rate equal to the 12-month average yields on United States Treasury securities adjusted to a constant maturity of one year, as published by the Federal Reserve Board.

      - Cost of Funds Index ("COFI"), which is a weighted average cost of funds for savings institutions that are member institutions of various federal banking districts, most commonly by 11th District members of the Federal Home Loan Bank of San Francisco.

      - National Monthly Median Cost of Funds Index ("National Monthly Median COFI"), which is the median COFI of all federal banking districts, or the midpoint value, of institutions' COFI ratios.

      - Cost of Savings Index ("COSI"), which is a weighted average of the rates of interest on the deposit accounts of the federally insured depository institution subsidiaries of Golden West Financial Corporation, which operates under the name World Savings.

      - Consumer Price Index ("CPI"), which is an published monthly by the U.S. Bureau of Labor Statistics that measures the change in the cost of a basket of products and services, including housing, electricity, food and transportation.

      - Certificate of Deposit Indices ("CODI"), which are indices based on the averages of the nationally published secondary market interest rates on nationally traded certificates of deposit, as published by the Federal Reserve Board. The certificates of deposit are issued by banks and other financial institutions and pay a fixed rate of interest for specified maturities.

      - National Average Contract Mortgage Rate ("National Average Contract Mortgage Rate"), which is an index based on a weighted average rate of initial mortgage interest rates paid by home buyers for conventional fixed and adjustable rate single-family homes reported by a sample of mortgage lenders for loans closed for the last five working days of the month. The weightings are determined by the type, size and location of the lender and is reported monthly by the Federal Housing Finance Board.

      - Federal Home Loan Bank Index ("FHLB Index"), which is which is the average interest rate that member banks pay when they borrow money from a Federal Home Loan Bank.

      The Indices described above which are applicable to the Mortgage Loans for a trust fund will be disclosed in the related prospectus supplement.

LOAN-TO-VALUE RATIO

      The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan plus the principal balance of any senior mortgage loan to the Value of the related Mortgaged Property. If specified in the related Prospectus Supplement, the Loan-to-Value Ratio of certain Mortgage Loans may exceed 100%. The "Value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of:

      (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and

      (b)   the sales price for such property.

      "Refinance Loans" are loans made to refinance existing loans. The Value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

      Each Prospectus Supplement will contain information, as of the dates specified in such Prospectus Supplement with respect to the Mortgage Loans, including:

      (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date,

      (ii)    the type of property securing the Mortgage Loans,

      (iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the Mortgage Loans,

      (iv) the earliest and latest origination date and maturity date of the Mortgage Loans,

      (v) the range of the Loan-to-Value Ratios at origination of the Mortgage Loans,

      (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans,

      (vii) the state or states in which most of the Mortgaged Properties are located,

      (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans,

      (ix) with respect to ARM Loans, the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum Mortgage Rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan, and

      (x) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions

      The related Prospectus Supplement may specify whether the Mortgage Loans include closed-end and/or revolving home equity loans or certain balances thereof ("Home Equity Loans"), which may be secured by Mortgages that are junior to other liens on the related Mortgaged Property and/or home improvement installment sales contracts or installment loan agreements (the "Home Improvement Contracts") originated by a home improvement contractor and secured by a Mortgage on the related Mortgaged Property that is junior to other liens on the Mortgaged Property. Generally, the home improvements purchased with the Home Improvement Contracts will generally be replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The related Prospectus Supplement will specify whether the Home Improvement Contracts are partially insured under Title I of the National Housing Act and, if so, the limitations on such insurance.

      If specified in the related Prospectus Supplement, new draws by borrowers under the revolving Home Equity Loans will, during a specified period of time, automatically become part of the Trust Fund for a series. As a result, the aggregate balance of the revolving Home Equity Loans will fluctuate from day to day as new draws by borrowers are added to the Trust Fund and principal collections are applied to purchase such balances. Such amounts will usually differ each day, as more specifically described in the related Prospectus Supplement.

      The related Prospectus Supplement may specify whether the Mortgage Loans consist, in whole or in part, of conventional manufactured housing installment sales contracts and installment loan agreements, originated by a manufactured housing dealer in the ordinary course of business (collectively, "Manufactured Housing Contracts"). Such Manufactured Housing Contracts will be secured by manufactured homes, located in any of the fifty states or the District of Columbia, or by mortgages on the real estate on which the manufactured homes are located.

      The manufactured homes securing the Manufactured Housing Contracts will consist of manufactured homes within the meaning of 42 United States Code,
Section 5402(6), or manufactured homes meeting those other standards as shall be described in the related prospectus supplement. Section 5402(6) defines a "manufactured home" as "a structure, transportable in one or more sections, which, in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning and electrical systems contained therein; except that the term shall include any structure which meets all the requirements of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter."

      Manufactured homes, and home improvements, unlike mortgaged properties, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high loan-to-value ratios at origination, that the market value of a manufactured home or home improvement may be lower than the principal amount outstanding under the related contract.

Payment provisions of the mortgage loans

      All of the Mortgage Loans will:

      (i)    have original terms to maturity of not more than 40 years, and

      (ii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other regular interval.

Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate or a different adjustable Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement.

GOVERNMENT SECURITIES

      The Prospectus Supplement for a series of Securities evidencing interests in Assets of a Trust Fund that include Government Securities will specify, to the extent available,

      (i) the aggregate approximate initial and outstanding principal amounts or notional amounts, as applicable, and types of the Government Securities to be included in the Trust Fund,

      (ii) the original and remaining terms to stated maturity of the Government Securities,

      (iii) whether such Government Securities are entitled only to interest payments, only to principal payments or to both,

      (iv) the interest rates of the Government Securities or the formula to determine such rates, if any,

      (v) the applicable payment provisions for the Government Securities and

      (vi) to what extent, if any, the obligation evidenced thereby is backed by the full faith and credit of the United States.

PRE-FUNDING ACCOUNT

      To the extent provided in a Prospectus Supplement, the Depositor will be obligated (subject only to the availability thereof) to sell at a predetermined price, and the Trust Fund for the related series of Securities will be obligated to purchase (subject to the satisfaction of certain conditions described in the applicable Agreement and in the related Prospectus Supplement), additional Assets (the "Subsequent Assets") from time to time (as frequently as daily) within the number of months specified in the related Prospectus Supplement after the issuance of such series of Securities (not to exceed one year) having an aggregate principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the "Pre-Funded Amount") for such series on date of such issuance. The Pre-Funded Amount will not exceed 50% of the proceeds of the offering of the related series of Securities.

ACCOUNTS

      Each Trust Fund will include one or more accounts established and maintained on behalf of the Securityholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Assets and other assets in the Trust Fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See "Description of the Agreement--Collection Account and Related Accounts."

CREDIT SUPPORT

      If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Assets in the related Trust Fund may be provided to one or more classes of Securities in the related series in the form of subordination of one or more other classes of Securities in such series and/or by one or more other types of credit support, such as a letter of credit, insurance policy, surety bonds, guarantee, reserve fund or a combination thereof (any such coverage with respect to the Securities of any series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Securities. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support."

CASH FLOW AGREEMENTS

      If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include one or more of the following agreements: interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or interest rate swap agreements consistent with the foregoing. The principal terms of any such agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

                                USE OF PROCEEDS

      The net proceeds to be received from the sale of the Securities will be applied by the Depositor to the purchase of Assets, or the payment of the financing incurred in such purchase, and to pay for certain expenses incurred in connection with such purchase of Assets and sale of Securities. The Depositor expects to sell the Securities from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

      The yield on any Offered Security will depend on the price paid by the Securityholder, the Pass-Through Rate or interest rate of the Security, the receipt and timing of receipt of distributions on the Security and the weighted average life of the Assets in the related Trust Fund (which may be affected by prepayments, defaults, liquidations or repurchases). See "Risk Factors."

PASS-THROUGH RATE AND INTEREST RATE

      Securities of any class within a series may have fixed, variable or adjustable Pass-Through Rates or interest rates, which may or may not be based upon the interest rates borne by the Assets in the related Trust Fund. The Prospectus Supplement with respect to any series of Securities will specify the Pass-

Through Rate or interest rate for each class of such Securities or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method of determining the Pass-Through Rate or interest rate; the effect, if any, of the prepayment of any Asset on the Pass-Through Rate or interest rate of one or more classes of Securities; and whether the distributions of interest on the Securities of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

      If so specified in the related Prospectus Supplement, the effective yield to maturity to each holder of Securities entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price of such Security because, while interest may accrue on each Asset during a certain period, the distribution of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

      Each payment of interest on the Securities (or addition to the Security Balance of a class of Accrual Securities) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. As indicated above under "--Pass-Through Rate and Interest Rate," if the Interest Accrual Period ends on a date other than the day before a Distribution Date for the related series, the yield realized by the holders of such Securities may be lower than the yield that would result if the Interest Accrual Period ended on such day before the Distribution Date.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

      The yield to maturity on the Securities will be affected by the rate of principal payments on the Assets (including principal prepayments on Mortgage Loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans comprising or underlying the Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Assets may consist of Mortgage Loans with different Mortgage Rates. The rate of principal payments on some or all of the classes of Securities of a series will correspond to the rate of principal payments on the Assets in the related Trust Fund. Mortgage Loans with a prepayment premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions or with lower Prepayment Premiums.

      If the purchaser of a Security offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a series of Securities, the effect on yield on one or more classes of the Securities of such series of prepayments of the Assets in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

      Generally, when a full prepayment is made on a Mortgage Loan, the obligor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Prepayments in full will likely reduce the amount of interest paid in the following month to holders of Securities entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. Generally, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month in which such partial prepayment is received.

      The timing of changes in the rate of principal payments on the Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Loans and distributed on a Security, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      The Securityholder will bear the risk of being able to reinvest principal received in respect of a Security at a yield at least equal to the yield on such Security.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

      The rates at which principal payments are received on the Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of Securities may affect the ultimate maturity and the weighted average life of each class of such series. Prepayments on the Mortgage Loans comprising or underlying the Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Securities of the related series.

      If so provided in the Prospectus Supplement for a series of Securities, one or more classes of Securities may have a final scheduled Distribution Date, which is the date on or prior to which the Security Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such series set forth therein.

      Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Securities of a series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Assets is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

      In addition, the weighted average life of the Securities may be affected by the varying maturities of the Mortgage Loans comprising or underlying the Assets in a Trust Fund. If any Mortgage Loans comprising or underlying the Assets in a particular Trust Fund have actual terms to maturity less than those assumed in calculating final scheduled Distribution Dates for the classes of Securities of the related series, one or more classes of such Securities may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Assets will, to some extent, be a function of the mix of Mortgage Rates and maturities of the Mortgage Loans comprising or underlying such Assets. See "Description of the Trust Funds."

      Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

      Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Assets.

      The Prospectus Supplement with respect to each series of Securities may contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Securities of such series and the percentage of the initial Security Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Assets are made at rates corresponding to various percentages of CPR, SPA or such other standard specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of the weighted average life of the Securities to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Securities. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the related Prospectus Supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

Type of Mortgage Loan

      If so specified in the related Prospectus Supplement, a number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Securities, thereby lengthening the period of time elapsed from the date of issuance of a Security until it is retired.

      With respect to certain Mortgage Loans, including ARM Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each Mortgage Loan generally will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the mortgagor or obligor to make larger level monthly payments following the adjustment of the Mortgage Rate. In addition, certain Mortgage Loans may be subject to temporary buydown plans ("Buydown Mortgage Loans") pursuant to which the monthly payments made by the mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments thereon (the "Buydown Period"). The periodic increase in the amount paid by the mortgagor of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the mortgagor, who might not have otherwise qualified for a mortgage, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

      The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the applicable index at origination and the related margin over such index at which interest accrues), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such deferred interest to the principal balance of any related class or classes of Securities will lengthen the weighted average life thereof and may adversely affect yield to holders thereof, depending upon the price at which such Securities were purchased. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Securities, the weighted average life of such Securities will be reduced and may adversely affect yield to holders thereof, depending upon the price at which such Securities were purchased.

Defaults

      The rate of defaults on the Mortgage Loans will also affect the rate, timing and amount of principal payments on the Assets and thus the yield on the Securities. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgage Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

Foreclosures

      The number of foreclosures or repossessions and the principal amount of the Mortgage Loans comprising or underlying the Assets that are foreclosed or repossessed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Assets and that of the related series of Securities.

Refinancing

      At the request of a mortgagor, the Master Servicer or a Sub-Servicer may allow the refinancing of a Mortgage Loan in any Trust Fund by accepting prepayments thereon and permitting a new loan secured by a mortgage on the same property. In the event of such a refinancing, the new loan would not be included in the related Trust Fund and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A Sub-Servicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, Sub-Servicers may encourage the refinancing of Mortgage Loans, including defaulted Mortgage Loans, that would permit creditworthy borrowers to assume the outstanding indebtedness of such Mortgage Loans.

Due-on-Sale Clauses

      Acceleration of mortgage payments as a result of certain transfers of underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans comprising or underlying the Assets may include "due-on-sale" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale, transfer or conveyance of the related Mortgaged Property. With respect to any Mortgage Loans, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses" and "Description of the Agreements--Due-on-Sale Provisions."

                                 THE DEPOSITOR

      Merrill Lynch Mortgage Investors, Inc., the Depositor, is a direct wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc. and was incorporated in the State of Delaware on June 13, 1986. The principal executive offices of the Depositor are located at 250 Vesey Street, World Financial Center, North Tower, 10th Floor, New York, New York 10218-1310. Its telephone number is (212) 449-0357.

      The Depositor's principal business is to acquire, hold and/or sell or otherwise dispose of cash flow assets, usually in connection with the securitization of that asset. The Depositor does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE SECURITIES

GENERAL

      The certificates of each series (including any class of certificates not offered hereby) (collectively, the "Certificates") will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. If a series of Securities includes Notes, such Notes will represent indebtedness of the related Trust Fund and will be issued and secured pursuant to an indenture (an "Indenture"). Each series of Securities will consist of one or more classes of Securities that may:

      (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

      (ii) be senior (collectively, "Senior Securities") or subordinate (collectively, "Subordinate Securities") to one or more other classes of Securities in respect of certain distributions on the Securities;

      (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Securities");

      (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Securities");

      (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Securities of such series (collectively, "Accrual Securities");

      (vi) provide for payments of principal as described in the related Prospectus Supplement, from all or only a portion of the Assets in such Trust Fund, to the extent of available funds, in each case as described in the related Prospectus Supplement; and/or

      (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Security component and a Stripped Interest Security component.

      If so specified in the related Prospectus Supplement, distributions on one or more classes of a series of Securities may be limited to collections from a designated portion of the Mortgage Loans in the related Mortgage Pool (each such portion of Mortgage Loans, a "Mortgage Loan Group"). Any such classes may include classes of Offered Securities.

      Each class of Offered Securities of a series will be issued in minimum denominations corresponding to the Security Balances or, in case of Stripped Interest Securities, notional amounts or percentage interests specified in the related Prospectus Supplement. The transfer of any Offered Securities may be registered and such Securities may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Securities of a series may be issued in definitive form ("Definitive Securities") or in book-entry form ("Book-Entry Securities"), as provided in the related Prospectus Supplement. See "Risk Factors--Book-Entry Registration" and "Description of the Securities--Book-Entry Registration and Definitive Securities." Definitive Securities will be exchangeable for other Securities of the same class and series of a like aggregate Security Balance, notional amount or percentage interest but of different authorized denominations. See "Risk Factors--Limited Liquidity" and "--Limited Assets."

CATEGORIES OF CLASSES OF SECURITIES

      The Securities of any series may be comprised of one or more classes. Such classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Prospectus Supplement for a series of Securities may identify the classes which comprise such series by reference to the following categories or another category specified in the related Prospectus Supplement.

CATEGORIES OF CLASSES                          DEFINITION
---------------------                          ----------
                                               PRINCIPAL TYPES

"Accretion Directed".........................  A class that receives principal payments from the accreted interest from specified Accrual Classes. An
                                               Accretion Directed Class also may receive principal
                                               payments from principal paid on the Mortgage Loans for
                                               the related series.

"Component Securities".......................  A class consisting of "Components." The Components of a class of Component Securities may have different
                                               principal and/or interest payment characteristics but
                                               together constitute a single class and do not
                                               represent severable interests. Each Component of a
                                               class of Component Securities may be identified as
                                               falling into one or more of the categories in this
                                               chart.

"Lockout Class" (sometimes also referred to
  as a "NAS Class")..........................  A class that is designed to receive no principal payments or a disproportionately small portion of
                                               principal payments from the first Distribution Date
                                               until a Distribution Date specified in the related
                                               Prospectus Supplement.

"Notional Amount Class"......................  A class having no principal balance and bearing interest on the related notional amount. The notional
                                               amount is used for purposes of the determination of
                                               interest distributions.

"Planned Amortization Class" (also sometimes
  referred to as a "PAC")....................  A class that is designed to receive principal payments using a pre-determined principal balance schedule
                                               derived by assuming two constant prepayment rates for
                                               the underlying Mortgage Loans. These two rates are the
                                               endpoints for the "structuring range" for the Planned
                                               Amortization Class. The Planned Amortization Classes
                                               in any series of Securities may be subdivided into
                                               different categories (e.g., Planned Amortization Class
                                               I ("PAC I") Planned Amortization Class II ("PAC II")
                                               and so forth) derived using different structuring
                                               ranges.

CATEGORIES OF CLASSES                          DEFINITION
---------------------                          ----------
"Scheduled Amortization Class"...............  A class that is designed to receive principal payments using a pre-determined principal balance schedule but
                                               is not designated as a Planned Amortization Class or
                                               Targeted Amortization Class. The schedule is derived
                                               by assuming either two constant prepayment rates or a
                                               single constant prepayment rate for the underlying
                                               Mortgage Loans. In the former case, the two rates are
                                               the endpoints for the "structuring rate" for the
                                               Scheduled Amortization Class and such range generally
                                               is narrower than that for a Planned Amortization
                                               Class. Typically, the Support Class for the applicable
                                               series of Securities generally will represent a
                                               smaller percentage of the Scheduled Amortization Class
                                               than a Support Class generally would represent in
                                               relation to a Planned Amortization Class or a Targeted
                                               Amortization Class.

"Senior Securities"..........................  A class that is entitled to receive payments of principal and interest on each Distribution Date prior
                                               to the classes of Subordinate Securities.

"Senior Support Securities"..................  A class of Senior Securities that bears certain losses allocated to one or more classes of Senior Securities
                                               after the classes of Subordinate Securities are no
                                               longer outstanding.

"Sequential Pay Class".......................  Classes that are entitled to receive principal payments in a prescribed sequence, that do not have
                                               predetermined principal balance schedules and that, in
                                               most cases, are entitled to receive payments of
                                               principal continuously from the first Distribution
                                               Date on which they receive principal until they are
                                               retired. A single class that is entitled to receive
                                               principal payments before or after other classes in
                                               the same series of Securities may be identified as a
                                               Sequential Pay class.

"Strip Class"................................  A class that is entitled to receive a constant proportion, or "strip," of the principal payments on
                                               the underlying Mortgage Loans.

"Mezzanine Securities".......................  A class that is entitled to receive payments of principal and interest on each Distribution Date after
                                               the Senior Securities have received their full
                                               principal and interest entitlements and prior to any
                                               distributions of principal and interest on the classes
                                               of Subordinate Securities.

"Subordinate Securities".....................  A class that is entitled to receive payments of principal and interest on each Distribution Date only
                                               after the Senior Securities and classes of Subordinate
                                               Securities with higher priority of distributions, if
                                               any have received their full principal and interest
                                               entitlements.

"Super Senior Securities"....................  A class of Senior Securities that will not bear its share of certain losses after the class of Subordinate
                                               Securities are no longer outstanding for so long as
                                               one or more other specified classes of Senior
                                               Securities are outstanding.

CATEGORIES OF CLASSES                          DEFINITION
---------------------                          ----------
"Support Class" (also sometimes referred to
  as a "Companion Class")....................  A class that is entitled to receive principal payments on any Distribution Date only if scheduled payments
                                               have been made on specified Planned Amortization
                                               Classes, Targeted Amortization Classes and/or
                                               Scheduled Amortization Classes.

Targeted Amortization Class" (also sometimes
  referred to as a "TAC")....................  A class that is designed to receive principal payments using a pre-determined principal balance schedule
                                               derived by assuming a single constant prepayment rate
                                               for the underlying Mortgage Loans.

                                               INTEREST TYPES

"Component Securities".......................  A class consisting of "Components." The components of a class of Component Securities may have different
                                               principal and/or interest payment characteristics but
                                               together constitute a single class and do not
                                               represent severable interests. Each Component of a
                                               class of Component Securities may be identified as
                                               falling into one or more of the categories in this
                                               chart.

"Fixed Rate Class"...........................  A class with an interest rate that is fixed throughout the life of the class.

"Floating Rate Class"........................  A class with an interest rate that resets periodically based upon a designated index and that varies directly
                                               with changes in such index.

"Inverse Floating Rate Class"................  A class with an interest rate that resets periodically based upon a designated index and that varies
                                               inversely with changes in such index and with changes
                                               in the interest rate payable on the related Floating
                                               Rate Class.

"Variable Rate Class"........................  A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of
                                               interest applicable to the Mortgage Loans.

"Interest-Only Class"........................  A class that is entitled to receive some or all of the interest payments made on the Mortgage Loans and
                                               little or no principal. Interest-Only Classes have
                                               either a nominal principal balance or a notional
                                               amount. A nominal principal balance represents actual
                                               principal that will be paid on the class. It is
                                               referred to as nominal since it is extremely small
                                               compared to other classes. A notional amount is the
                                               amount used as a reference to calculate the amount of
                                               interest due on an Interest-Only Class that is not
                                               entitled to any distributions in respect of principal.

CATEGORIES OF CLASSES                          DEFINITION
---------------------                          ----------
"Principal-Only Class".......................  A class that does not bear interest and is entitled to receive only distributions in respect of principal.

"Accrual Class"..............................  A class that accretes the amount of accrued interest otherwise distributable on such class, which amount
                                               will be added as principal to the principal balance of
                                               such class on each applicable Distribution Date. Such
                                               accretion may continue until some specified event has
                                               occurred or until such Accrual Class is retired.

"Step-up Class"..............................  A class that bears interest at one or more higher, or
                                               "stepped-up" Pass-Through Rates or interest rates for
                                               a period of time specified in the related Prospectus
                                               Supplement before resetting to a lower Pass-Through
                                               Rate or interest rate that will remain fixed
                                               thereafter.

      If the Interest Rate of a Floating Rate Class is determined based upon an Index, the Index will be one of the following:

      -   CMT;

      -   CODI;

      -   COFI;

      -   COSI;

      -   CPI;

      -   Fed Funds Rate;

      -   FHLB Index;

      -   GBP LIBOR;

      -   LIBOR;

      -   LIBORSWAP;

      -   MTA;

      -   National Average Contract Mortgage Rate;

      -   National Monthly Median COFI;

      -   Prime Rate;

      -   SIBOR;

      -   SWAPLIBOR; and

      -   T-Bill.

      Each of these indices is described in more detail under "Description of the Trust Funds--The Mortgage Loans--General" above.

DISTRIBUTIONS

      Distributions on the Securities of each series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Securities are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). All distributions with respect to each class of Securities on each Distribution Date will be allocated pro rata among the outstanding Securities in such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Trustee. Payments will be made either by wire transfer in immediately available funds to the account of a Securityholder at a bank or other entity having appropriate facilities therefor, if such Securityholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Securities in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Security Register; provided, however, that the final distribution in retirement of the Securities (whether Definitive Securities or Book-Entry Securities) will be made only upon presentation and surrender of the Securities at the location specified in the notice to Securityholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

      All distributions on the Securities of each series on each Distribution Date will be made from the Available Distribution Amount described below, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the "Available Distribution Amount" for each Distribution Date equals the sum of the following amounts:

      (i) the total amount of all cash on deposit in the related Collection Account as of the corresponding Determination Date, exclusive of:

              (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period (unless the related Prospectus Supplement provides otherwise, a "Due Period" with respect to any Distribution Date will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

              (b) unless the related Prospectus Supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related Prepayment Premiums, Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

              (c) all amounts in the Collection Account that are due or reimbursable to the Depositor, the Trustee, an Asset Seller, a Sub-Servicer, the Master Servicer or any other entity as specified in the related Prospectus Supplement or that are payable in respect of certain expenses of the related Trust Fund;

      (ii) if the related Prospectus Supplement so provides, interest or investment income on amounts on deposit in the Collection Account, including any net amounts paid under any Cash Flow Agreements;

      (iii) all advances made by a Master Servicer or any other entity as specified in the related Prospectus Supplement with respect to such Distribution Date;

      (iv) if and to the extent the related Prospectus Supplement so provides, amounts paid by a Master Servicer or any other entity as specified in the related Prospectus Supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

      (v) unless the related Prospectus Supplement provides otherwise, to the extent not on deposit in the related Collection Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

      As described below, the entire Available Distribution Amount will be distributed among the related Securities (including any Securities not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE SECURITIES

      Each class of Securities (other than classes of Stripped Principal Securities that have no Pass-Through Rate or interest rate) may have a different Pass-Through Rate or interest rate, which will be a fixed, variable or adjustable rate at which interest will accrue on such class or a component thereof (the "Pass-Through Rate" in the case of Certificates). The related Prospectus Supplement will specify the Pass-Through Rate or interest rate for each class or component or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method for determining the Pass-Through Rate or interest rate. As set forth in the related Prospectus Supplement, interest on the Securities will be calculated on the basis of either a 360-day year consisting of twelve 30-day months or a 360-day year and the actual number of days elapsed in the accrual period for such Securities.

      Distributions of interest in respect of the Securities of any class will be made on each Distribution Date (other than any class of Accrual Securities, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Securities that are not entitled to any distributions of interest) based on the Accrued Security Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Securities, the amount of Accrued Security Interest otherwise distributable on such class will be added to the Security Balance thereof on each Distribution Date. With respect to each class of Securities and each Distribution Date (other than certain classes of Stripped Interest Securities), "Accrued Security Interest" will be equal to interest accrued for a specified period on the outstanding Security Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate or interest rate, reduced as described below. Accrued Security Interest on Stripped Interest Securities will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate or interest rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Securities will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal.

      The Accrued Security Interest on a series of Securities will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Assets in the Trust Fund for such series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Securities of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the Security Balance of) a class of Offered Securities may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans comprising or underlying the Assets in the related Trust Fund. Any reduction in the amount of Accrued Security Interest otherwise distributable on a class of Securities by reason of the allocation to such class of a portion of any deferred interest on the Mortgage Loans comprising or underlying the Assets in the related Trust Fund will result in a corresponding increase in the Security Balance of such class. See "Risk Factors--Average Life of Securities; Prepayments; Yields" and "Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE SECURITIES

      The Securities of each series, other than certain classes of Stripped Interest Securities, will have a "Security Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Assets and other assets included in the related Trust Fund. The outstanding Security Balance of a Security will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Securities prior to the Distribution Date on which distributions of interest are required to commence, will be increased by any related Accrued Security Interest. The initial aggregate Security Balance of all classes of Securities of a series will not be greater than the outstanding aggregate principal balance of the related Assets as of the applicable Cut-off Date. The initial aggregate Security Balance of a series and each class thereof will be specified in the related Prospectus Supplement. Distributions of principal will be made on each Distribution Date to the class or classes of Securities entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Security Balance of such class has been reduced to zero. Stripped Interest Securities with no Security Balance are not entitled to any distributions of principal.

COMPONENTS

      To the extent specified in the related Prospectus Supplement, distribution on a class of Securities may be based on a combination of two or more different components as described under "--General" above. To such extent, the descriptions set forth under "--Distributions of Interests on the Securities" and "--Distributions of Principal of the Securities" above also relate to components of such a class of Securities. In such case, reference in such sections to Security Balance and Pass-Through Rate or interest rate refer to the principal balance, if any, of any such component and the Pass-Through Rate or interest rate, if any, on any such component, respectively.

ALLOCATION OF LOSSES AND SHORTFALLS

      If so provided in the Prospectus Supplement for a series of Securities consisting of one or more classes of Subordinate Securities, on any Distribution Date in respect of which losses or shortfalls in collections on the Assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Securities in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

      With respect to any series of Securities evidencing an interest in a Trust Fund, the Master Servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Collection Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Mortgage Loans in such Trust Fund during the related Due Period and were delinquent on the related Determination Date, subject to the Master Servicer's (or another entity's) good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Securities that includes one or more classes of Subordinate Securities and if so provided in the related Prospectus Supplement, the Master Servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of Senior Securities and/or may be subject to the Master Servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Assets otherwise distributable on one or more classes of such Subordinate Securities. See "Description of Credit Support."

      Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Advances of the Master Servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Securities of such series; provided, however, that any such advance will be reimbursable from any amounts in the Collection Account prior to any distributions being made on the Securities to the extent that the Master Servicer (or such other entity) shall determine in good faith that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Assets otherwise distributable on such Subordinate Securities. If advances have been made by the Master Servicer from excess funds in the Collection Account, the Master Servicer is required to replace such funds in the Collection Account on any future Distribution Date to the extent that funds in the Collection Account on such Distribution Date are less than payments required to be made to Securityholders on such date. If so specified in the related Prospectus Supplement, the obligations of the Master Servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

      If and to the extent so provided in the related Prospectus Supplement, the Master Servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Assets prior to any payment to Securityholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

REPORTS TO SECURITYHOLDERS

      With each distribution to holders of any class of Securities of a series, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor a statement setting forth, in each case the following information (but not limited to the following information) to the extent applicable and available:

      (i) the amount of such distribution to holders of Securities of such class applied to reduce the Security Balance thereof;

      (ii) the amount of such distribution to holders of Securities of such class allocable to Accrued Security Interest;

      (iii)      the amount of such distribution allocable to Prepayment
                 Premiums;

      (iv) the amount of related servicing compensation received by a Master Servicer (and, if payable directly out of the related Trust Fund, by any Sub-Servicer) and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Securityholder reasonably requests, to enable Securityholders to prepare their tax returns;

      (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

      (vi) the aggregate principal balance of the Assets at the close of business on such Distribution Date;

      (vii) the number and aggregate principal balance of Mortgage Loans in respect of which:

                (a)   one scheduled payment is delinquent,

                (b)   two scheduled payments are delinquent,

                (c)   three or more scheduled payments are delinquent, and

                (d)   foreclosure proceedings have been commenced;

      (viii) with respect to any Mortgage Loan liquidated during the related Due Period, the portion of such liquidation proceeds payable or reimbursable to the Master Servicer (or any other entity) in respect of such Mortgage Loan, and the amount of any loss to Securityholders;

      (ix) with respect to each REO Property relating to a Mortgage Loan and included in the Trust Fund as of the end of the related Due Period, the loan number of the related Mortgage Loan and the date of acquisition;

      (x) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due
               Period:

               (a)   the book value,

               (b) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement),

                (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, and

                (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

      (xi) with respect to any such REO Property sold during the related Due Period:

                (a)   the aggregate amount of sale proceeds,

                (b) the portion of such sales proceeds payable or reimbursable to the Master Servicer in respect of such REO Property or the related Mortgage Loan; and

                (c) the amount of any loss to Securityholders in respect of the related Mortgage Loan;

      (xii) the aggregate Security Balance or notional amount, as the case may be, of each class of Securities (including any class of Securities not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Security Balance due to the allocation of any loss and increase in the Security Balance of a class of Accrual Securities in the event that Accrued Security Interest has been added to such balance;

      (xiii) the aggregate amount of principal prepayments made during the related Due Period;

      (xiv) the amount deposited in the reserve fund, if any, on such Distribution Date;

      (xv) the amount remaining in the reserve fund, if any, as of the close of business on such Distribution Date;

      (xvi) the aggregate unpaid Accrued Security Interest, if any, on each class of Securities at the close of business on such Distribution Date;

      (xvii) in the case of Securities with a variable Pass-Through Rate or interest rate, the Pass-Through Rate or interest rate applicable to such Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

      (xviii) in the case of Securities with an adjustable Pass-Through Rate or interest rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Pass-Through Rate or interest rate applicable to such Distribution Date, if available, and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

      (xix) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

      (xx) the aggregate amount of payments by the obligors of default interest, late charges and assumption and modification fees collected during the related Due Period.

      In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Securities or for such other specified portion thereof. In addition, in the case of information furnished pursuant to subclauses (i), (ii),
(xii), (xvi) and (xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of Securities. The Prospectus Supplement for each series of Offered Securities will describe any additional information to be included in reports to the holders of such Securities.

      Within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Security a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Securityholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Securities--Registration and Definitive Securities."

TERMINATION

      The obligations created by the related Agreement for each series of Certificates will terminate upon the payment to Certificateholders of that series of all amounts held in the Collection Account or by the Master Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment or other liquidation of the last Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreement continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreement will be given to each Securityholder, and the final distribution will be made only upon presentation and surrender of the Securities at the location to be specified in the notice of termination.

      If so specified in the related Prospectus Supplement, a series of Securities may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by a servicer of the transaction, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Security Balance of a specified class or classes of Securities by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related Prospectus Supplement, in each case, under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE SECURITIES

      If so provided in the related Prospectus Supplement, one or more classes of the Offered Securities of any series will be issued as Book-Entry Securities, and each such class will be represented by one or more single Securities registered in the name of a nominee for the depository, The Depository Trust Company ("DTC").

      DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include Merrill Lynch, Pierce, Fenner & Smith Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

      Investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Securities may do so only through Participants and Indirect Participants. In addition, such investors ("Security Owners") will receive all distributions on the Book-Entry Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC ("Cede"), on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Security Owners. The only "Securityholder" (as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Security Owners will not be recognized by the Trustee as Securityholders under the Agreement. Security Owners will be permitted to exercise the rights of Securityholders under the related Agreement, Trust Agreement or Indenture, as applicable, only indirectly through the Participants who in turn will exercise their rights through DTC.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of and interest on the Book-Entry Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

      Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Security Owner to pledge its interest in the Book-Entry Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Securities, may be limited due to the lack of a physical certificate evidencing such interest.

      DTC has advised the Depositor that it will take any action permitted to be taken by a Securityholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Securities are credited.

      Cedelbank ("CEDEL") is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Underwriters. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

      The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in Euroclear in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC. The Euroclear System is operated by JPMorgan Chase Bank, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Euroclear Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Euroclear Cooperative. The Euroclear Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriters. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting and may be subject to withholding in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences" in this Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to the related Prospectus Supplement. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Security under the Indenture, Trust Agreement or Pooling and Servicing Agreement, as applicable, on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

      Cede, as nominee for DTC, will hold the Securities. CEDEL and Euroclear will hold omnibus positions in the Securities on behalf of the CEDEL Participants and the Euroclear Participants, respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

      Transfers between DTC's participating organizations (the "Participants") will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

      Because of time zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

      Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      In the event that any of DTC, CEDEL or Euroclear should discontinue its services, the Administrator would seek an alternative depository (if available) or cause the issuance of Definitive Securities to the owners thereof or their nominees in the manner described in the Prospectus under "Description of the Securities--Book Entry Registration and Definitive Securities".

      Securities initially issued in book-entry form will be issued in fully registered certificated form to Security Owners or their nominees (the "Definitive Securities"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Securities and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

      Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Securities for the Security Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Securities, together with instructions for reregistration, the Trustee will issue (or cause to be issued) to the Security Owners identified in such instructions the Definitive Securities to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the Agreement.

                         DESCRIPTION OF THE AGREEMENTS

AGREEMENTS APPLICABLE TO A SERIES

      REMIC Certificates, Grantor Trust Certificates. Certificates that are REMIC Certificates, Grantor Trust Certificates or indebtedness for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a pooling and servicing agreement (a "Pooling and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee. The Assets of such Trust Fund will be transferred to the Trust Fund and thereafter serviced in accordance with the terms of the Pooling and Servicing Agreement.

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

In the context of the conveyance and servicing of the related Assets, the Pooling and Servicing Agreement or the Trust Agreement, as applicable, may be referred to herein as the "Agreement". If specified in the related Prospectus Supplement, certificates that are REMIC Certificates, Grantor Trust Certificates or indebtedness for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a Trust Agreement (a "Trust Agreement") between the Depositor and the Trustee. The Assets of such Trust Fund will be serviced by one or more Master Servicers or servicers pursuant to one or more servicing agreements between the Trustee and the Master Servicer or servicer, as applicable (each, a "Servicing Agreement"), each of which may also be referred to herein as the "Agreement". If the Assets of the Trust Fund for such a series consists only of Government Securities, such Assets will be conveyed to the Trust Fund and administered pursuant to a Trust Agreement between the Depositor and the Trustee, which may also be referred to herein as the "Agreement".

      Certificates That Are Partnership Interests for Tax Purposes and
Notes. Certificates that are partnership interests for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a Trust Agreement between the Depositor and the Trustee. The Assets of the related Trust Fund will be transferred to the Trust Fund and thereafter serviced in accordance with a servicing agreement (a "Servicing Agreement") among the Depositor, the Servicer and the Trustee. In the context of the conveyance and servicing of the related Assets, a Servicing Agreement may be referred to herein as the "Agreement".

      A series of Notes issued by a Trust Fund will be issued pursuant to the indenture (the "Indenture") between the related Trust Fund and an indenture trustee (the "Indenture Trustee") named in the related Prospectus Supplement.

      Notwithstanding the foregoing, if the Assets of a Trust Fund consist only of Government Securities, such Assets will be conveyed to the Trust Fund and administered in accordance with the terms of the Trust Agreement, which in such context may be referred to herein as the Agreement.

      General. Any Master Servicer and the Trustee with respect to any series of Securities will be named in the related Prospectus Supplement. In any series of Securities for which there are multiple Master Servicers, there may also be multiple Mortgage Loan Groups, each corresponding to a particular Master Servicer; and, if the related Prospectus Supplement so specifies, the servicing obligations of each such Master Servicer will be limited to the Whole Loans in such corresponding Mortgage Loan Group. In lieu of appointing a Master Servicer, a servicer may be appointed pursuant to the Agreement for any Trust Fund. Such servicer will service all or a significant number of Mortgage Loans directly without a Sub-Servicer. The obligations of any such servicer shall be commensurate with those of the Master Servicer described herein. References in this Prospectus to Master Servicer and its rights and obligations shall be deemed to also be references to any servicer servicing Mortgage Loans directly without a Master Servicer. A manager or administrator may be appointed pursuant to the Trust Agreement for any Trust Fund to administer such Trust Fund. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. Forms of a Pooling and Servicing Agreement, a Sale and Servicing Agreement and a Trust Agreement have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

      The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a series of Securities will describe any provision of the Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Security" refers to all of the Securities of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreement (without exhibits) relating to any series of Securities without charge upon written request of a holder of a Security of such series addressed to Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1310. Attention: Jack Ross.

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

ASSIGNMENT OF ASSETS; REPURCHASES

      At the time of issuance of any series of Securities, the Depositor will assign (or cause to be assigned) to the designated Trustee the Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Securities to the Depositor in exchange for the Assets and the other assets comprising the Trust Fund for such series. Each Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include detailed information in respect of each Loan included in the related Trust Fund.

      With respect to each Mortgage Loan, except as otherwise specified in the related Prospectus Supplement, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which will include the original Mortgage Note endorsed, without recourse, in blank or to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers to the Trustee or the custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. The Asset Seller will be required to agree to repurchase, or substitute for (or cause another party to repurchase or substitute for), each such Mortgage Loan that is subsequently in default if the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note. The related Prospectus Supplement will specify whether the related Agreement will require the Depositor or another party specified therein to promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Asset Seller or any other prior holder of the Mortgage Loan.

      The Trustee (or a custodian) will review such Mortgage Loan documents within a specified period of days after receipt thereof, and the Trustee (or a custodian) will hold such documents in trust for the benefit of the Certificateholders. If any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall notify the Master Servicer and the Depositor, and the Master Servicer shall notify the relevant Asset Seller. If the Asset Seller cannot cure the omission or defect within a specified number of days after receipt of such notice, then the Asset Seller will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Mortgage Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. There can be no assurance that an Asset Seller will fulfill this repurchase or substitution obligation, and neither the Master Servicer nor the Depositor will be obligated to repurchase or substitute for such Mortgage Loan if the Asset Seller defaults on its obligation. This repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related Prospectus Supplement, in lieu of curing any omission or defect in the Asset or repurchasing or substituting for such Asset, the Asset Seller may agree to cover any losses suffered by the Trust Fund as a result of such breach or defect.

      Notwithstanding the preceding two paragraphs, the related Prospectus Supplement will specify whether the documents with respect to Home Equity Loans, Home Improvement Contracts and Manufactured Housing Contracts will be delivered to the Trustee (or a custodian), or whether they will be retained by the Master Servicer, which may also be the Asset Seller. The related Prospectus Supplement will specify whether assignments of the related Mortgages to the Trustee will be recorded.

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

      With respect to each Government Security in certificated form, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of such Government Security, together with bond power or other instruments, certifications or documents required to transfer fully such Government Security, to the Trustee for the benefit of the Certificateholders. With respect to each Government Security in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC, the Depositor and the Trustee will cause such Government Security to be registered directly or on the books of such clearing corporation or of one or more securities intermediaries in the name of the Trustee for the benefit of the Securityholders. The related Prospectus Supplement will specify whether the related Agreement will require that either the Depositor or the Trustee promptly cause any Government Securities in certificated form not registered in the name of the Trustee to be re-registered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

      The Depositor will, with respect to each Mortgage Loan, assign certain representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters:

      (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Assets appearing as an exhibit to the related Agreement;

      (ii) the existence of title insurance insuring the lien priority of the Mortgage Loan;

      (iii)   the authority of the Warranting Party to sell the Mortgage Loan;

      (iv)    the payment status of the Mortgage Loan;

      (v) in the case of a Mortgage Loan, the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and

      (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

      Any Warranting Party shall be an Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement.

      Representations and warranties made in respect of a Mortgage Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of Certificates evidencing an interest in such Mortgage Loan. In the event of a breach of any such representation or warranty, the Warranting Party will be obligated to reimburse the Trust Fund for losses caused by any such breach or either cure such breach or repurchase or replace the affected Mortgage Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

      Each Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interests therein of the Securityholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Mortgage Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Mortgage Loan, the "Purchase Price" is at least equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain

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

servicing expenses that are reimbursable to the Master Servicer. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase a Mortgage Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such series of Certificates, to cause the removal of such Mortgage Loan from the Trust Fund and substitute in its place one or more other Mortgage Loans in accordance with the standards described in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase or substitute a Mortgage Loan as to which a breach has occurred, will have the option to reimburse the Trust Fund or the Securityholders for any losses caused by such breach. This reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Warranting Party.

      Neither the Depositor (except to the extent that it is the Warranting Party) nor the Master Servicer will be obligated to purchase or substitute for a Mortgage Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Mortgage Loans.

      The Warranting Party will, with respect to a Trust Fund that includes Government Securities, make or assign certain representations or warranties, as of a specified date, with respect to such Government Securities, covering the accuracy of the information set forth therefor on the schedule of Assets appearing as an exhibit to the related Agreement and covering the authority of the Warranting Party to sell such Assets. The related Prospectus Supplement will describe the remedies for a breach thereof.

      A Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for the number of days specified in the Agreement after the giving of written notice of such breach to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights (or a higher percentage set forth in the related Prospectus Supplement), will constitute an Event of Default under such Pooling and Servicing Agreement. See "Events of Default" and "Rights Upon Event of Default".

COLLECTION ACCOUNT AND RELATED ACCOUNTS

General

      The Master Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Assets (collectively, the "Collection Account"), which must be either

      (i) an account or accounts the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and, if so specified in the related Prospectus Supplement, the uninsured deposits in which are otherwise secured such that the Trustee have a claim with respect to the funds in the Collection Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which the Collection Account is maintained or

      (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Securities of such series.

      The collateral eligible to secure amounts in the Collection Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). A Collection Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. Any interest or other income earned on funds in the Collection Account will be paid to a Master Servicer or its designee as additional servicing compensation. The

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

Collection Account may be maintained with an institution that is an affiliate of the Master Servicer, if applicable, provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Collection Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.

Deposits

      A Master Servicer or the Trustee will deposit or cause to be deposited in the Collection Account for one or more Trust Funds as frequently as required in the related Agreement, the following payments and collections received, or advances made, by the Master Servicer or the Trustee or on its behalf subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest):

      (i) all payments on account of principal, including principal prepayments, on the Assets;

      (ii) all payments on account of interest on the Assets, including any default interest collected, in each case net of any portion thereof retained by a Master Servicer or a Sub-Servicer as its servicing compensation and net of any Retained Interest;

      (iii) all proceeds of the hazard insurance policies to be maintained in respect of each Mortgaged Property securing a Mortgage Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a Master Servicer or the related Sub-Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Trust Fund, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise;

      (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Securities as described under "Description of Credit Support";

      (v) any advances made as described under "Description of the Securities--Advances in Respect of Delinquencies";

      (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

      (vii) all proceeds of any Asset or, with respect to a Mortgage Loan, property acquired in respect thereof purchased by the Depositor, any Asset Seller or any other specified person as described under "Assignment of Assets; Repurchases" and "Representations and Warranties; Repurchases," all proceeds of any defaulted Mortgage Loan purchased as described under "Realization Upon Defaulted Mortgage Loans," and all proceeds of any Asset purchased as described under "Description of the Securities--Termination" (also, "Liquidation Proceeds");

      (viii) any amounts paid by a Master Servicer to cover certain interest shortfalls arising out of the prepayment of Mortgage Loans in the Trust Fund as described under "Description of the Agreements--Retained Interest; Servicing Compensation and Payment of Expenses";

      (ix) to the extent that any such item does not constitute additional servicing compensation to a Master Servicer, any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the Mortgage Loans;

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

      (x) all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described under "Hazard Insurance Policies";

      (xi) any amount required to be deposited by a Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Collection Account; and

      (xii) any other amounts required to be deposited in the Collection Account as provided in the related Agreement and described in the related Prospectus Supplement.

Withdrawals

      A Master Servicer or the Trustee may, from time to time, make withdrawals from the Collection Account for each Trust Fund for any of the following purposes:

      (i)      to make distributions to the Securityholders on each Distribution
               Date;

      (ii) to reimburse a Master Servicer for unreimbursed amounts advanced as described under "Description of the Securities--Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

      (iii) to reimburse a Master Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Mortgage Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

      (iv) to reimburse a Master Servicer for any advances described in clause (ii) above and any servicing expenses described in clause
               (iii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses
               (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Assets that is otherwise distributable on one or more classes of Subordinate Securities, if any remain outstanding, and otherwise any outstanding class of Securities, of the related series;

      (v) if and to the extent described in the related Prospectus Supplement, to pay a Master Servicer interest accrued on the advances described in clause (ii) above and the servicing expenses described in clause (iii) above while such remain outstanding and unreimbursed;

      (vi) to reimburse a Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "Certain Matters Regarding a Master Servicer and the Depositor";

      (vii) if and to the extent described in the related Prospectus Supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the Trustee's fees;

      (viii) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "Certain Matters Regarding the Trustee";

      (ix) to pay a Master Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Collection Account;

      (x) to pay the person entitled thereto any amounts deposited in the Collection Account that were identified and applied by the Master Servicer as recoveries of Retained Interest;

      (xi) to pay for costs reasonably incurred in connection with the proper management and maintenance of any Mortgaged Property acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property;

      (xii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

      (xiii) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

      (xiv) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of Securityholders;

      (xv) to pay for the costs of recording the related Agreement if such recordation materially and beneficially affects the interests of Securityholders, provided that such payment shall not constitute a waiver with respect to the obligation of the Warranting Party to remedy any breach of representation or warranty under the Agreement;

      (xvi) to pay the person entitled thereto any amounts deposited in the Collection Account in error, including amounts received on any Asset after its removal from the Trust Fund whether by reason of purchase or substitution as contemplated by "Assignment of Assets; Repurchase" and "Representations and Warranties; Repurchases" or otherwise;

      (xvii)    to make any other withdrawals permitted by the related
                Agreement; and

      (xviii) to clear and terminate the Collection Account at the termination of the Trust Fund.

Other Collection Accounts

      Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, the Agreement for any series of Securities may provide for the establishment and maintenance of a separate collection account into which the Master Servicer or any related Sub-Servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of Securities. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Collection Account by a time specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any amounts which could be withdrawn from the Collection Account as described under "--Withdrawals" above, may also be withdrawn from any such collection account. The Prospectus Supplement will set forth any restrictions with respect to any such collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

      The Master Servicer, directly or through Sub-Servicers, is required to make reasonable efforts to collect all scheduled payments under the Mortgage Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans and held for its own account, provided such procedures are consistent with:

      (i) the terms of the related Agreement and any related hazard insurance policy or instrument of Credit Support, if any, included in the related Trust Fund described herein or under "Description of Credit Support,"

      (ii)    applicable law and

      (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

In connection therewith, the Master Servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late payment on a Mortgage Loan.

      Each Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to a Mortgage Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures or repossessions; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Loans. The Master Servicer (or another party specified in the related Prospectus Supplement), will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support."

      The Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or, in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Mortgage Loan if, in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent, and in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation. The Master Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Mortgage Loan.

SUB-SERVICERS

      A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans to third-party servicers (each, a "Sub-Servicer"), but such Master Servicer will remain obligated under the related Agreement. Each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must be consistent with the terms of the related Agreement and must provide that, if for any reason the Master Servicer for the related series of Securities is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

      The Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it

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

makes, generally to the same extent the Master Servicer would be reimbursed under an Agreement. See "Retained Interest; Servicing Compensation and Payment of Expenses."

REALIZATION UPON DEFAULTED MORTGAGE LOANS

      The Master Servicer is required to monitor any Mortgage Loan which is in default, initiate corrective action in cooperation with the mortgagor or obligor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of such corrective action or the need for additional initiatives.

      Any Agreement relating to a Trust Fund that includes Mortgage Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Securities a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Mortgage Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Security will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "Representations and Warranties; Repurchases."

      If so specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure, repossession or similar proceedings. The related Agreement will provide that any such offering be made in a commercially reasonable manner for a specified period and that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Securityholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the Master Servicer shall proceed with respect to such defaulted Mortgage Loan as described below. Any bid in an amount at least equal to the Purchase Price described under "Representations and Warranties; Repurchases" will in all cases be deemed fair.

      The Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Mortgage Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on such Mortgage Loan has occurred or, in the Master Servicer's judgment, is imminent.

      If title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within three years of acquisition, unless the Internal Revenue Service grants an extension of time to sell such property, or unless the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to three years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Security is outstanding. Subject to the foregoing, the Master Servicer will be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

      The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust
Fund) on the ownership and management of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure."

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

      If recovery on a defaulted Mortgage Loan under any related instrument of Credit Support is not available, the Master Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the property securing the defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon at the Mortgage Rate, as applicable, plus the aggregate amount of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Securityholders, amounts representing its normal servicing compensation on the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

      If any property securing a defaulted Mortgage Loan is damaged, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

      As servicer of the Mortgage Loans, a Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Mortgage Loans.

      If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Mortgage Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. See "Hazard Insurance Policies" and "Description of Credit Support."

PRIMARY MORTGAGE INSURANCE POLICIES

      The Master Servicer will maintain or cause to be maintained, as the case may be and as permitted by law, in full force and effect, to the extent specified in the prospectus supplement, a primary mortgage insurance policy (each, a "Primary Mortgage Insurance Policy") with regard to each Mortgage Loan for which that coverage is required. Unless required by law, the Master Servicer will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for the cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of securities of that series that have been rated.

      Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a mortgage loan will consist of the insured percentage of the unpaid principal amount of the covered loan and accrued and unpaid interest on the Mortgage Loan and reimbursement of certain expenses, less:

      - all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the property;

      - hazard insurance proceeds in excess of the amount required to restore the property and which have not been applied to the payment of the Mortgage Loan;

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

      - amounts expended but not approved by the insurer of the related primary mortgage insurance policy;

      - claim payments previously made by the insurer; and

      - unpaid premiums.

      Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of default in payments by borrowers. Primary Mortgage Insurance Policies will not insure against, and exclude from coverage, losses sustained by reason of a default arising from or involving certain matters, including:

      - fraud or negligence in origination or servicing of the Mortgage Loans, including misrepresentation by the originator, mortgagor (or obligor) or other persons involved in the origination of the Mortgage Loan;

      - failure to construct the property subject to the Mortgage Loan in accordance with specified plans;

      - physical damage to the property; and

      - the related Master Servicer not being approved as a Master Servicer by the insurer.

      Evidence of each Primary Mortgage Insurance Policy will be provided to the Trustee simultaneously with the transfer to the Trustee of the Mortgage Loan. The Master Servicer, on behalf of itself, the Trustee and the securityholders, is required to present claims to the insurer under any Primary Mortgage Insurance Policy and to take reasonable steps that are necessary to permit recovery thereunder with respect to defaulted Mortgage Loans. Amounts collected by the Master Servicer on behalf of itself, the Trustee and the securityholders shall be deposited in the related Collection Account for distribution as set forth above.

HAZARD INSURANCE POLICIES

      Generally, each Agreement for a Trust Fund comprised of Mortgage Loans will require the Master Servicer to cause the mortgagor on each Mortgage Loan to maintain a hazard insurance policy providing for such coverage as is required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the mortgagor the insurance coverage to be maintained on the related Mortgaged Property, then such coverage as is consistent with the Servicing Standard. Such coverage will be in general in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and Mortgage Note) will be deposited in the Collection Account. The Agreement will provide that the Master Servicer may satisfy its obligation to cause each mortgagor to maintain such a hazard insurance policy by the Master Servicer's maintaining a blanket policy insuring against hazard losses on the Mortgage Loans. If such blanket policy contains a deductible clause, the Master Servicer will be required to deposit in the Collection Account all sums that would have been deposited therein but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

      The hazard insurance policies covering the Mortgaged Properties securing the Mortgage Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Each Agreement for a Trust Fund comprised of Mortgage Loans will require the Master Servicer to cause the mortgagor on each Mortgage Loan to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

      Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by the Master Servicer or Sub-Servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

      Under the terms of the Mortgage Loans, mortgagors will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Master Servicer, on behalf of the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the Mortgage Loans. However, the ability of the Master Servicer to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Master Servicer by mortgagors.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

      Each Agreement will require that the Master Servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the Master Servicer. The related Agreement will allow the Master Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer so long as certain criteria set forth in the Agreement are met.

DUE-ON-SALE PROVISIONS

      The Mortgage Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Mortgage Loan upon any sale, transfer or conveyance of the related Mortgaged Property. The Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. The related Prospectus Supplement will specify whether any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation.

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

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The Prospectus Supplement for a series of Certificates will specify whether there will be any Retained Interest in the Assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in an Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related Trust Fund.

      The Master Servicer's primary servicing compensation with respect to a series of Securities will be set forth in the related Prospectus Supplement. Since any Retained Interest and a Master Servicer's primary compensation are percentages of the principal balance of each Asset, such amounts will decrease in accordance with the amortization of the Assets. The Prospectus Supplement with respect to a series of Securities evidencing interests in a Trust Fund that includes Mortgage Loans may provide that, as additional compensation, the Master Servicer or the Sub-Servicers may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from mortgagors and any interest or other income which may be earned on funds held in the Collection Account or any account established by a Sub-Servicer pursuant to the Agreement.

      The Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the Assets, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Securityholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Mortgage Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein may be borne by the Trust Fund.

      If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period to certain interest shortfalls resulting from the voluntary prepayment of any Mortgage Loans in the related Trust Fund during such period prior to their respective due dates therein.

EVIDENCE AS TO COMPLIANCE

      The related Prospectus Supplement will identify each party that will be required to deliver annually to the Trustee, Master Servicer or us, as applicable, on or before the date specified in the applicable agreement, an officer's certificate stating that (i) a review of that party's servicing activities during the preceding calendar year and of performance under the agreement has been made under the officer's supervision, and (ii) to the best of the officer's knowledge, based on the review, such party has fulfilled all its obligations under the agreement throughout the year, or, if there has been a failure to fulfill any obligation in any material respect, specifying the failure known to the officer and the nature and status of the failure.

      In addition, for each year in which a Report on Form 10-K is required to be filed, each party that participates in the servicing and administration of more than 5% of the mortgage loans and other assets comprising a trust for any series will be required to deliver annually to us and/or the Trustee, a report (an "Assessment of Compliance") that assesses compliance by that party with the servicing criteria set forth in Item 1122(d) of Regulation AB (17 CFR 229.1122) that contains the following:

      - a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      - a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

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

      - the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      - a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria.

      Each party that is required to deliver an Assessment of Compliance will also be required to deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

      For each year in which a Report on Form 10-K is required to be filed, the Depositor will cause all such items to be filed on a Form 10-K.

CERTAIN MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

      The Master Servicer, if any, or a servicer for substantially all the Mortgage Loans under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer (or as such servicer) may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Reference herein to the Master Servicer shall be deemed to be to the servicer of substantially all of the Mortgage Loans.

      The related Agreement will provide that the Master Servicer may resign from its obligations and duties thereunder only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

      Each Agreement will further provide that neither any Master Servicer, the Depositor nor any director, officer, employee, or agent of a Master Servicer or the Depositor will be under any liability to the related Trust Fund or Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a Master Servicer, the Depositor nor any such person will be protected against any breach of a representation, warranty or covenant made in such Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder.

      Each Agreement will further provide that any Master Servicer, the Depositor and any director, officer, employee or agent of a Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities; provided, however, that such indemnification will not extend to any loss, liability or expense:

      (i) specifically imposed by such Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a Master Servicer, the prosecution of an enforcement action in respect of any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to such Agreement);

      (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Agreement;

      (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties;

      (iv) incurred in connection with any violation of any state or federal securities law; or

      (v) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement.

      In addition, each Agreement will provide that neither any Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any such Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Securityholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Collection Account.

      Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Agreement.

EVENTS OF DEFAULT UNDER THE AGREEMENT

      Generally, Events of Default under the related Agreement will include:

      (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders, or to remit to the Trustee or Indenture Trustee, as applicable, for distribution to Securityholders, any required payment that continues after a grace period, if any;

      (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days (or such other period specified in the related Prospectus Supplement) after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights;

      (iii) any breach of a representation or warranty made by the Master Servicer under the Agreement which materially and adversely affects the interests of Securityholders and which continues unremedied for thirty days (or such longer period specified in the related Prospectus Supplement) after written notice of such breach has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; and

      (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) and additions to the foregoing Events of Default will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all

Securityholders of the applicable series notice of such occurrence, unless such default shall have been cured or waived.

      The manner of determining the "Voting Rights" of a Security or class or classes of Securities will be specified in the related Prospectus Supplement.

RIGHTS UPON EVENT OF DEFAULT UNDER THE AGREEMENT

      So long as an Event of Default under an Agreement remains unremedied, the Trustee may, and if specified in the related Prospectus Supplement, at the direction of holders of Securities evidencing a percentage set forth in the related Prospectus Supplement of the Voting Rights, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans (other than as a Securityholder or as the owner of any Retained Interest), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Mortgage Loans, or if the related Prospectus Supplement so specifies, then the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, if specified in the related Prospectus Supplement, at the written request of the holders of Securities entitled to a percentage set forth in the related Prospectus Supplement of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 (or such other amount specified in the related Prospectus Supplement) to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

      If specified in the related Prospectus Supplement, holders of Securities representing a percentage set forth in the related Prospectus Supplement of the Voting Rights allocated to the respective classes of Securities affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to Securityholders described in clause (i) under "Events of Default" may be waived only by all of the Securityholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

      No Securityholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities evidencing a percentage set forth in the related Prospectus Supplement of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for the number of days set forth in the related Prospectus Supplement has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Securities covered by such Agreement, unless such Securityholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

      Each Agreement may be amended by the parties thereto, without the consent of any of the holders of Securities covered by the Agreement:

      (i)    to cure any ambiguity or correct any mistake,

      (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein or with the related Prospectus Supplement,

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

      (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions thereof,

      (iv) to modify, alter, amend, add to or rescind any of the terms or provisions contained in the Agreement, or

      (v) to comply with any requirements imposed by the Code; provided, however, that, in the case of clauses (iii) and (iv), such amendment will not, as evidenced by an opinion of counsel to such affect, adversely affect in any material respect the interests of any Securityholder; provided, further, however, that such amendment will be deemed to not adversely affect in any material respect the interest of any Securityholder if the Person requesting such amendment obtains a letter from each applicable Rating Agency stating that such amendment will not result in a reduction or withdrawal of its rating of any class of the related Security.

      Unless otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the percentage of holders of Securities specified in the related Prospectus Supplement affected thereby of the Voting Rights, for any purpose; provided, however, no such amendment may:

      (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Security without the consent of the holder of such Security or

      (ii) reduce the consent percentages described in this paragraph without the consent of the holders of all Securities covered by such Agreement then outstanding.

      However, with respect to any series of Securities as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Securities are outstanding.

THE TRUSTEE

      The Trustee under each Agreement or Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have a banking relationship with the Depositor and its affiliates and with any Master Servicer and its affiliates.

DUTIES OF THE TRUSTEE

      The Trustee will make no representations as to the validity or sufficiency of any Agreement or Trust Agreement, the Securities or any Asset or related document and is not accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or its designee in respect of the Securities or the Assets, or deposited into or withdrawn from the Collection Account or any other account by or on behalf of the Master Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreement or Trust Agreement, as applicable. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreement or Trust Agreement, as applicable.

CERTAIN MATTERS REGARDING THE TRUSTEE

      The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Collection Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's:

      (i) enforcing its rights and remedies and protecting the interests of the Securityholders during the continuance of an Event of Default,

      (ii) defending or prosecuting any legal action in respect of the related Agreement or series of Securities,

      (iii) being the mortgagee of record with respect to the Mortgage Loans in a Trust Fund and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Securityholders, or

      (iv) acting or refraining from acting in good faith at the direction of the holders of the related series of Securities entitled to the percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

      The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Securityholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor trustee acceptable to the Master Servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the Trustee shall cease to be eligible to continue as such under the related Agreement, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the Trustee has adversely affected or will adversely affect the rating on any class of the Securities, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer, if any. Holders of the Securities of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time remove the Trustee without cause and appoint a successor trustee.

      Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

CERTAIN TERMS OF THE INDENTURE

      Events of Default. Events of Default under the Indenture for each series of Notes include:

       (i) default for thirty (30) days (or such other number of days specified in such Prospectus Supplement) or more in the payment of any principal of or interest on any Note of such series;

       (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of sixty
              (60) days (or such other number of days specified in such Prospectus Supplement) after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

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

      (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days (or such other number of days specified in such Prospectus Supplement) after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

      (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or

      (v) any other Event of Default provided with respect to Notes of that series.

      Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) and additions to the foregoing Events of Default will be specified in the related Prospectus Supplement. If an Event of Default with respect to the Notes of any series at the time outstanding occurs and is continuing, either the Indenture Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such series may declare the principal amount (or, if the Notes of that series are Accrual Securities, such portion of the principal amount as may be specified in the terms of that series, as provided in the related Prospectus Supplement) of all the Notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the Notes of such series.

      If, following an Event of Default with respect to any series of Notes, the Notes of such series have been declared to be due and payable, the Indenture Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such series as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes of a series following an Event of Default, other than a default in the payment of any principal or interest on any Note of such series for thirty (30) days or more, unless:

      (a) the holders of 100% (or such other percentage specified in the related Prospectus Supplement) of the then aggregate outstanding amount of the Notes of such series consent to such sale,

      (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such series at the date of such sale or

      (c) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 66% (or such other percentage specified in the related Prospectus Supplement) of the then aggregate outstanding amount of the Notes of such series.

      In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days (or such other number of days specified in the related Prospectus Supplement) or more in the payment of principal of or interest on the Notes of a series, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

      In the event the principal of the Notes of a series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an

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

amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

      Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing with respect to a series of Notes, the Indenture Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such series, unless such holders offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such series affected thereby.

      Discharge of the Indenture. The Indenture will be discharged with respect to a series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Indenture Trustee for cancellation of all the Notes of such series or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes of such series.

      In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such series, to replace stolen, lost or mutilated Notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Indenture Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such series on the maturity date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such series. In the event of any such defeasance and discharge of Notes of such series, holders of Notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

      Indenture Trustee's Annual Report. The Indenture Trustee for each series of Notes will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee as such and any action taken by it that materially affects such Notes and that has not been previously reported.

      The Indenture Trustee. The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee for such series. The Depositor may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances the Depositor will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.

      The bank or trust company serving as Indenture Trustee may have a banking relationship with the Depositor or any of its affiliates or the Master Servicer or any of its affiliates.
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

                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

      For any series of Securities Credit Support may be provided with respect to one or more classes thereof or the related Assets. Credit Support may be in the form of the subordination of one or more classes of Securities, letters of credit, insurance policies, surety bonds, guarantees, the establishment of one or more reserve funds or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

      The Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Security Balance of the Securities and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Securityholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Securities (each, a "Covered Trust"), holders of Securities evidencing interests in any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

      If Credit Support is provided with respect to one or more classes of Securities of a series, or the related Assets, the related Prospectus Supplement will include a description of:

      (a)   the nature and amount of coverage under such Credit Support,

      (b)   any conditions to payment thereunder not otherwise described herein,

      (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced, and

      (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including

           (i)    a brief description of its principal business activities,

           (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business,

           (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and

           (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement.

See "Risk Factors--Credit Support Limitations--Risk That Credit Support Will Not Cover All Losses."

SUBORDINATE SECURITIES

      If so specified in the related Prospectus Supplement, one or more classes of Securities of a series may be Subordinate Securities. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Securities to receive distributions of principal and interest from the Collection Account on any Distribution Date will be subordinated to such rights of the holders of Senior Securities. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Securities in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

      If the Assets for a series are divided into separate groups, each supporting a separate class or classes of Securities of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Securities evidencing interests in one group of Assets prior to distributions on Subordinate Securities evidencing interests in a different group of Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES

      If so provided in the Prospectus Supplement for a series of Securities, the Mortgage Loans in the related Trust Fund will be covered for various default risks by insurance policies or guarantees.

LETTER OF CREDIT

      If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Assets on the related Cut-off Date or of the initial aggregate Security Balance of one or more classes of Securities. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

INSURANCE POLICIES AND SURETY BONDS

      If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement.

RESERVE FUNDS

      If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Assets as specified in the related Prospectus Supplement.

      Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Securities.
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

      Generally, moneys deposited in any Reserve Funds will be invested in Permitted Investments. If specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The related Prospectus Supplement will specify whether the Reserve Fund, if any, for a series will not be a part of the Trust Fund.

      Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Securityholders and use of investment earnings from the Reserve Fund, if any.

                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

      The following discussion contains summaries, which are general in nature, of certain state law legal aspects of loans secured by single-family or multi-family residential properties. Because such legal aspects are governed primarily by the applicable laws of the state in which the related Mortgaged Property is located (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. See "Description of the Trust Funds--Assets."

GENERAL

      All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

      A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor

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

executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Service Members Civil Relief Act) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

      The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the Prospectus Supplement, the Depositor or the Asset Seller will make certain representations and warranties in the Agreement with respect to any Mortgage Loans that are secured by an interest in a leasehold estate. Such representations and warranties, if applicable, will be set forth in the Prospectus Supplement.

COOPERATIVE LOANS

      If specified in the Prospectus Supplement relating to a series of Offered Securities, the Mortgage Loans may also consist of cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by a cooperative housing corporation (a "Cooperative") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the Cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

      Each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the Cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with either the construction or purchase of the Cooperative's apartment building or obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket

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mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant stockholder of Cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

      The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Foreclosure--Cooperatives" below.

FORECLOSURE

General

      Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

      Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

Judicial Foreclosure

      A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

Equitable Limitations on Enforceability of Certain Provisions

      United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases,
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

courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.

Non-Judicial Foreclosure/Power of Sale

      Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

Public Sale

      A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will become obligated to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Generally,

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

state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

      A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans, if any, that are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

      The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

Rights of Redemption

      The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

      The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

      Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than three years. With respect to a series of Securities for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than three years if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC Provisions.

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

Cooperative Loans

      The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder. Under the proprietary lease or occupancy agreement such a default will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

      The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon. Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

      In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

      Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

      In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building when it was so converted.

JUNIOR MORTGAGES

      Some of the Mortgage Loans may be secured by junior mortgages or deeds of trust, which are subordinate to first or other senior mortgages or deeds of trust held by other lenders. The rights of the Trust Fund as the holder of a junior deed of trust or a junior mortgage are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and,
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upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "--Foreclosure" herein.

      Furthermore, because the terms of the junior mortgage or deed of trust are subordinate to the terms of the first mortgage or deed of trust, in the event of a conflict between the terms of the first mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the first mortgage or deed of trust will generally govern. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a first mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

      Statutes in some states limit the right of a beneficiary under a deed of trust or a mortgagee under a mortgage to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain other states, the lender has the option of bringing a personal action against the mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

      In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified
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pursuant to a plan confirmed pursuant to Chapter 11 or Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

      Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in certain circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases this liability may affect assignees of the mortgage loans.

      Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

ENVIRONMENTAL LEGISLATION

      Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and under state law in a number of states, a secured party that takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or becomes involved in the operation or management of a property so as to be deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a lender (such as a Trust Fund) secured by residential real property. In the event that title to a Mortgaged Property securing a Mortgage Loan in a Trust Fund was acquired by the Trust Fund and cleanup costs were incurred in respect of the Mortgaged Property, the holders of the related series of Securities might realize a loss if such costs were required to be paid by the Trust Fund.

DUE-ON-SALE CLAUSES

      Unless the related Prospectus Supplement indicates otherwise, the Mortgage Loans will contain due-on-sale clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells, transfers or conveys the related Mortgaged Property. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the United States Federal Home Loan Bank Board, as succeeded by the Office of Thrift Supervision, which preempt state law restrictions on the enforcement of such clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

      The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the act (including federal savings and loan associations and federal savings banks) may not exercise a "due-on-sale" clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than

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three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. The inability to enforce a "due-on-sale" clause may result in a mortgage that bears an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

SUBORDINATE FINANCING

      Where a mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

APPLICABILITY OF USURY LAWS

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

      The Depositor believes that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.

      In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of such state action will be eligible for inclusion in a Trust Fund unless (i) such mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or
(ii) such mortgage loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

      Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the mortgagor may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation

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of the transaction, thereby permitting the mortgagor to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

ALTERNATIVE MORTGAGE INSTRUMENTS

      Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subject to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

SERVICEMEMBERS CIVIL RELIEF ACT

      The Servicemembers Civil Relief Act was recently signed into law, revising the Soldiers' and Sailors' Civil Relief Act of 1940 (the "Relief Act"). Under the terms of the Relief Act, a mortgagor who enters military service after the origination of such mortgagor's Mortgage Loan (including a mortgagor who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% (and all interest in excess of 6% shall be forgiven) during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of all branches of the military (including draftees and reservists in military service called to active duty). Because the Relief Act applies to mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances and may not be covered by any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations

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issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to avoid forfeiture of its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

THE CONTRACTS

      General. The manufactured housing contracts and home improvement contracts, other than those that are unsecured or are secured by mortgages on real estate generally, are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related agreement, the Depositor or the seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to, among other things, give notice of the trust fund's ownership of the contracts. The contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor or the trustee unless the related prospectus supplement states that they will be so stamped. With respect to each transaction, a decision will be made as to whether or not the contracts will be stamped or otherwise marked to reflect their assignment from the Depositor to the trustee, based upon, among other things, the practices and procedures of the related originator and servicer and after consultation with the applicable rating agency or rating agencies. Therefore, if the contracts are not stamped or otherwise marked to reflect their assignment from the Depositor to the trustee and through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trust fund's interest in the contracts could be defeated.

      Security Interests in Home Improvements. The contracts that are secured by home improvements grant to the originator of those contracts a purchase money security interest in the home improvements to secure all or part of the purchase price of the home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. The purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of that collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in that home improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building materials or other goods that are deemed to lose that characterization upon incorporation of those materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

      Enforcement of Security Interest in Home Improvements. So long as the home improvement is not governed by real estate law, a creditor can repossess a home improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful"--i.e., without breach of the peace--or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting a repossession sale. The law in most states also requires that

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the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before the resale.

      Under the laws of most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's mortgage loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment. Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

      Security Interests in the Manufactured Homes. The manufactured homes securing the manufactured housing contracts may be located in all 50 states and the District of Columbia. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. The security interests of the related trustee in the manufactured homes will not be noted on the certificates of title or by delivery of the required documents and payment of fees to the applicable state motor vehicle authorities unless the related prospectus supplement so states. With respect to each transaction, a decision will be made as to whether or not the security interests of the related trustee in the manufactured homes will be noted on the certificates of title and the required documents and fees will be delivered to the applicable state motor vehicle authorities based upon, among other things, the practices and procedures of the related originator and servicer and after consultation with the applicable rating agency or rating agencies. In some nontitle states, perfection pursuant to the provisions of the UCC is required. As manufactured homes have become large and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under particular circumstances, may become governed by real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the manufactured home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. If so specified in the related prospectus supplement, the manufactured housing contracts may contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, the related lender may be required to perfect a security interest in the manufactured home under applicable real estate laws.

      In the event that the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after that relocation and, after expiration of the four months, only if and after the owner re-registers the manufactured home in that state. If the owner were to relocate a manufactured home to another state and not re-register a security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the secured party must surrender possession if it holds the certificate of title to that manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien on the certificate of title, notice of surrender would be given to the secured party noted on the certificate of title. In states that do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection of the security interest.

      Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured home.

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      Consumer Protection Laws.  The so-called "Holder-in-Due Course" rule of the FTC is intended to defeat the ability of the transferor of a consumer credit contract who is the seller of goods which gave rise to the transaction, and particular, related lenders and assignees, to transfer that contract free of notice of claims by the contract debtor. The effect of this rule is to subject the assignee of a contract of this type to all claims and defenses that the debtor under the contract could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against that obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

      Applicability of Usury Laws. Title V provides that state usury limitations shall not apply to any contract that is secured by a first lien on particular kinds of consumer goods, unless it is covered by any of the following conditions. The contracts would be covered if they satisfy conditions governing, among other things, the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

      Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted a similar law prior to the April 1, 1983 deadline. In addition, even where Title V was not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on Mortgage Loans covered by Title V.

      Installment Contracts. The Mortgage Loans may also consist of installment contracts. Under an installment contract the property seller, as lender under the contract, retains legal title to the property and enters into an agreement with the purchaser, as borrower under the contract, for the payment of the purchase price, plus interest, over the term of that contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in that type of situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless generally speaking, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property that is encumbered by one or more liens.
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                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates represents the opinion of Dechert LLP, counsel to the Depositor, as of the date of this Prospectus. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, including the REMIC regulations promulgated by the Treasury Department (the "REMIC Regulations"), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Securities applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Securities.

      The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

GENERAL

      The federal income tax consequences to Securityholders will vary depending on whether an election is made to treat the Trust Fund relating to a particular series of Securities as a REMIC under the Code. The Prospectus Supplement for each series of Securities will specify whether a REMIC election will be made.

GRANTOR TRUST FUNDS

      If the related Prospectus Supplement indicates that the Trust Fund will be treated as a grantor trust, then Dechert LLP will deliver its opinion that the Trust Fund will not be classified as an association taxable as a corporation and that each such Trust Fund will be classified as a grantor trust under subpart E,
Part I of subchapter J of the Code. In this case, owners of Certificates will be treated for federal income tax purposes as owners of a portion of the Trust Fund's assets as described below.

      1.     Single Class of Grantor Trust Certificates

      Characterization. The Trust Fund may be created with one class of Grantor Trust Certificates. In this case, each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust Fund represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Mortgage Loans in the Pool. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Mortgage Loan because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

      Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Mortgage Loans in the Trust Fund represented by Grantor Trust Certificates, including interest, original issue discount ("OID"), if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Master Servicer. Under Code Sections 162 or 212 each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment

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charges retained by the Master Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust Fund. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent such expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount and (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. This reduction is currently scheduled to be phased-out over a five-year period beginning in 2006. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Master Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Master Servicer, whichever is earlier. If the servicing fees paid to the Master Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Master Servicer (or any person to whom the Master Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Mortgage Loans. The Mortgage Loans would then be subject to the "coupon stripping" rules of the Code discussed below.

      Generally, as to each series of Certificates evidencing an interest in a Trust Fund comprised of Mortgage Loans, Dechert LLP will have advised the Depositor that:

      (i) a Grantor Trust Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on Mortgage Loans will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the Mortgage Loans represented by that Grantor Trust Certificate are of a type described in such Code section;

      (ii) a Grantor Trust Certificate owned by a real estate investment trust representing an interest in Mortgage Loans will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest income on the Mortgage Loans will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the Mortgage Loans represented by that Grantor Trust Certificate are of a type described in such Code section;

      (iii) a Grantor Trust Certificate owned by a REMIC will represent "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3); and

      (iv) a Grantor Trust Certificate representing interests in obligations secured by manufactured housing treated as a single-family residence under Section 25(e)(10) of the Code will be considered interests in "qualified mortgages" as defined in Section 860G(a)(3) of the Code.

      The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

      Stripped Bonds and Coupons. Certain Trust Funds may consist of Government Securities which constitute "stripped bonds" or "stripped coupons" as those terms are defined in Code Section 1286, and, as a result, such assets would be subject to the stripped bond provisions of the Code. Under these rules, such Government Securities are treated as having OID based on the purchase price and the stated redemption price at maturity of each Security. As such, Grantor Trust Certificateholders would be required to include in income their pro rata share of the OID on each Government Security recognized in any given year on an economic accrual basis even if the Grantor Trust Certificateholder is a cash method

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taxpayer. Accordingly, the sum of the income includible to the Grantor Trust
Certificateholder in any taxable year may exceed amounts actually received during such year.

      Buydown Loans. The assets constituting certain Trust Funds may include Buydown Loans. The characterization of any investment in Buydown Loans will depend upon the precise terms of the related buydown agreement, but to the extent that such Buydown Loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in Buydown Loans. Accordingly, Grantor Trust Certificateholders should consult their own tax advisors with respect to the characterization of investments in Grantor Trust Certificates representing an interest in a Trust Fund that includes Buydown Loans.

      Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Mortgage Loan based on each Mortgage Loan's relative fair market value, so that such holder's undivided interest in each Mortgage Loan will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Mortgage Loans at a premium may elect to amortize such premium under a constant interest method, provided that the underlying mortgage loans with respect to such Mortgage Loans were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder acquires during the year of the election or thereafter.

      If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Mortgage Loan (or an underlying mortgage loan with respect to a Mortgage Loan) prepays in full, equal to the difference between the portion of the prepaid principal amount of such Mortgage Loan (or underlying mortgage loan) that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to such Mortgage Loan (or underlying mortgage loan). If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

      On December 30, 1997 the IRS issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Certificates. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective Certificateholders should consult their tax advisors regarding the possible application of the amortizable Bond Premium Regulations.

      Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to original issue discount ("OID")(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued on January 27, 1994, as amended on June 11, 1996, under such Sections (the "OID Regulations"), will be applicable to a Grantor Trust Certificateholder's interest in those Mortgage Loans meeting the conditions necessary for these Sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount

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greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Grantor Trust Certificates--Accrual of Original Issue Discount" below.

      Market Discount. A Grantor Trust Certificateholder that acquires an undivided interest in Mortgage Loans may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Mortgage Loan is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Mortgage Loan allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

      The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

      The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of:

      (i)   the total remaining market discount and

      (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

      For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of:

      (i)   the total remaining market discount and

      (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

      For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

      A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a
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deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

      Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Certificates acquired on or after April 4, 1994. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

      2.     Multiple Classes of Grantor Trust Certificates

      a.     Stripped Bonds and Stripped Coupons

      Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created. If a Trust Fund is created with two classes of Grantor Trust Certificates, one class of Grantor Trust Certificates may represent the right to principal and interest, or principal only, on all or a portion of the Mortgage Loans (the "Stripped Bond Certificates"), while the second class of Grantor Trust Certificates may represent the right to some or all of the interest on such portion (the "Stripped Coupon Certificates").

      Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Mortgage Loan principal balance) or the Certificates are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Mortgage Loan by Mortgage Loan basis, which could result in some Mortgage Loans being treated as having more than 100 basis points of interest stripped off.

      Although not entirely clear, a Stripped Bond Certificate generally should be treated as an in interest in Mortgage Loans issued on the day such Certificate is purchased for purposes of calculating any OID. Generally, if the discount on a Mortgage Loan is larger than a de minimis amount (as calculated for purposes of the OID rules) a purchaser of such a Certificate will be required to accrue the discount under the OID rules of the Code. See "--Single Class of Grantor Trust Certificates--Original Issue Discount" herein. However, a purchaser of a Stripped Bond Certificate will be required to account for any discount on the Mortgage Loans as market discount rather than OID if either:

      (i) the amount of OID with respect to the Mortgage Loans is treated as zero under the OID de minimis rule when the Certificate was stripped or

      (ii) no more than 100 basis points (including any amount of servicing fees in excess of reasonable servicing fees) is stripped off of the Trust Fund's Mortgage Loans.

      Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and

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

request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

      The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each Mortgage Loan. However, based on the recent IRS guidance, it appears that all payments from a Mortgage Loan underlying a Stripped Coupon Certificate should be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from such Mortgage Loan would be included in the Mortgage Loan's stated redemption price at maturity for purposes of calculating income on such certificate under the OID rules of the Code.

      It is unclear under what circumstances, if any, the prepayment of Mortgage Loans will give rise to a loss to the holder of a Stripped Bond Certificate purchased at a premium or a Stripped Coupon Certificate. If such Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if such Certificate is treated as an interest in discrete Mortgage Loans, or if no prepayment assumption is used, then when a Mortgage Loan is prepaid, the holder of such Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of such Certificate that is allocable to such Mortgage Loan.

      Holders of Stripped Bond Certificates and Stripped Coupon Certificates are urged to consult with their own tax advisors regarding the proper treatment of these Certificates for federal income tax purposes.

      Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in Mortgage Loans of the type that make up the Trust Fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the Grantor Trust Certificates, for federal income tax purposes, will be the same as that of the underlying Mortgage Loans. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, based on policy considerations, each class of Grantor Trust Certificates should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to Grantor Trust Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the underlying Mortgage Loans and interest on such Mortgage Loans qualify for such treatment. Prospective purchasers to which such characterization of an investment in Certificates is material should consult their own tax advisors regarding the characterization of the Grantor Trust Certificates and the income therefrom. Grantor Trust Certificates will be "obligation[s] . . . which [are] principally secured, directly or indirectly, by an interest in real property" within the meaning of Code Section 860G(a)(3).

      b. Grantor Trust Certificates Representing Interests in Loans other than ARM Loans

      The OID rules of Code Sections 1271 through 1275 will be applicable to a Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of OID in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such OID could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the Mortgage Loans. OID on each Grantor Trust Certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a Grantor
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

Trust Certificate representing an interest in Mortgage Loans other than Mortgage Loans with interest rates that adjust periodically (ARM Loans) likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986 (the "1986 Act"). The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments, such as the Grantor Trust Certificates, issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issue date of the Mortgage Loans should be used, or, in the case of Stripped Bond Certificates or Stripped Coupon Certificates, the date such Certificates are acquired. The holder of a Certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issues relevant to prepayable securities.

      Under the Code, the Mortgage Loans underlying the Grantor Trust Certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such Mortgage Loan's stated redemption price at maturity over its issue price. The issue price of a Mortgage Loan is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a Mortgage Loan is the sum of all payments to be made on such Mortgage Loan other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will generally utilize the original yield to maturity of the Grantor Trust Certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Grantor Trust Certificates (the "Prepayment Assumption"), and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act (the "Legislative History") provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of such Certificate. No representation is made that any Certificate will prepay at the Prepayment Assumption or at any other rate. The prepayment assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in such debt instruments, such as the Certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the Master Servicer intends to calculate and report OID under the method described below.

      Accrual of Original Issue Discount. Generally, the owner of a Grantor Trust Certificate must include in gross income the sum of the "daily portions," as defined below, of the OID on such Grantor Trust Certificate for each day on which it owns such Certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the Master Servicer or such other entity specified in the related Prospectus Supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the Distribution Dates on the Grantor Trust Certificates (or the day prior to each such date). This will be done, in the case of each full month accrual period, by:

      (i)    adding

           (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and

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

           (b) any payments included in the state redemption price at maturity received during such accrual period, and

      (ii) subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

      The adjusted issue price of a Grantor Trust Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a Grantor Trust Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

      OID generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of OID includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued OID, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loan, no OID attributable to the difference between the issue price and the original principal amount of such Mortgage Loan (i.e. points) will be includible by such holder. Other OID on the Mortgage Loans (e.g., that arising from a "teaser" rate) would still need to be accrued.

      c.     Grantor Trust Certificates Representing Interests in ARM Loans

      The OID Regulations do not address the treatment of instruments, such as the Grantor Trust Certificates, which represent interests in ARM Loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the Master Servicer will report OID on Grantor Trust Certificates attributable to ARM Loans ("Stripped ARM Obligations") to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of interest deferred by reason of negative amortization ("Deferred Interest") to the principal balance of an ARM Loan may require the inclusion of such amount in the income of the Grantor Trust Certificateholder when such amount accrues. Furthermore, the addition of Deferred Interest to the Grantor Trust Certificate's principal balance will result in additional income (including possibly OID income) to the Grantor Trust Certificateholder over the remaining life of such Grantor Trust Certificates.

      Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such Certificates.

      3.     Sale or Exchange of a Grantor Trust Certificate

      Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (generally more than one year). Long-term capital gains of non-corporate taxpayers are subject to reduced

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

maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations.

      Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

      Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

      4.     Non-U.S. Persons

      Generally, to the extent that a Grantor Trust Certificate evidences ownership in underlying Mortgage Loans that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to (i) an owner that is not a U.S. Person or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Mortgage Loans issued after July 18, 1984, by natural persons if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to Mortgage Loans where the mortgagor is not a natural person in order to qualify for the exemption from withholding.

      5.     Information Reporting and Backup Withholding

      The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding may be required with respect to any payments. Any amounts deducted and withheld on account of backup withholding from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability. The backup withholding rate is currently 28%. This rate is scheduled to adjust for tax years after 2010.

NEW WITHHOLDING REGULATIONS

      On January 1, 2001 new regulations (the "New Regulations") became effective (subject to certain transition rules) which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

REMICS

      The Trust Fund relating to a series of Certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and "--Prohibited Transactions Tax and Other Taxes" below), if a Trust Fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the
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

Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "Taxation of Owners of REMIC Residual Certificates," the Code provides that a Trust Fund will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation, and the related Certificates (the "REMIC Certificates") may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each Trust Fund that elects REMIC status, Dechert LLP will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Pooling and Servicing Agreement, such Trust Fund will qualify as a REMIC, and the related Certificates will be considered to be regular interests ("REMIC Regular Certificates") or a sole class of residual interests ("REMIC Residual Certificates") in the REMIC. The related Prospectus Supplement for each series of Certificates will indicate whether the Trust Fund will make a REMIC election and whether a class of Certificates will be treated as a regular or residual interest in the REMIC.

      In general, with respect to each series of Certificates for which a REMIC election is made, (i) such Certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C); (ii) such Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code
Section 856(c)(4)(A); and (iii) interest on such Certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B). If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the Certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on Mortgage Loans held pending distribution on the REMIC Certificates will be considered to be real estate assets for purposes of Code Section 856(c). The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

      In some instances the Mortgage Loans may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of Buydown Loans contained in "--Single Class of Grantor Trust Certificates" above. REMIC Certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of Code Section 856(c)(4)(A), and REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(3)(A)(ii). REMIC Certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Code Section 582(c)(1).

      A "qualified mortgage" for REMIC purposes is any obligation (including certificates of participation in such an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide that obligations secured by manufactured housing that qualify as "single-family residences" within the meaning of Code
Section 25(e)(10) may be treated as "qualified mortgages" of a REMIC. Under Code
Section 25(e)(10), the term "single-family residence" includes any manufactured home which has a minimum of 400 square feet of living space, a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

      Tiered REMIC Structures. For certain series of Certificates, two separate elections may be made to treat designated portions of the related Trust Fund as REMICs (respectively, the "Subsidiary REMIC" and the "Master REMIC") for federal income tax purposes. Upon the issuance of any such series of Certificates, Dechert LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the Master REMIC and the Subsidiary REMIC, respectively, will be considered to evidence ownership of REMIC
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

Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC provisions.

      Only REMIC Certificates, other than the residual interest in the Subsidiary REMIC, issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be (i) "real estate assets" within the meaning of Code Section 856(c)(4)(A); (ii) "loans secured by an interest in real property" under Code Section 7701(a)(19)(C); and (iii) whether the income on such Certificates is interest described in Code Section 856(c)(3)(B).

      1.     Taxation of Owners of REMIC Regular Certificates

      General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

      Original Issue Discount and Premium. The REMIC Regular Certificates may be issued with OID. Generally, such OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its "issue price." Holders of any class of Certificates issued with OID will be required to include such OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the 1986 Act. Holders of REMIC Regular Certificates (the "REMIC Regular Certificateholders") should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

      Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The Prospectus Supplement for each series of REMIC Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

      In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial Certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC
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

Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of such REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

      Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any original issue discount (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the Certificate exceeds its issue price for purposes of the de minimis rule described below. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the Certificate's stated redemption price at maturity. REMIC Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

      Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a series of REMIC Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

      The Prospectus Supplement with respect to a Trust Fund may provide for certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances (the "Super-Premium Certificates"). The income tax treatment of such REMIC Regular Certificates is not entirely certain. For information reporting purposes, the Trust Fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates is the sum of all payments to be made on such REMIC Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount (which delays future accruals of OID rather than being immediately deductible) when prepayments on the Mortgage Loans exceed those estimated under the Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in regulations, with respect to OID, should apply to such Certificates. Although such rules are not applicable to instruments governed by Code Section 1272(a)(6), they represent the only guidance regarding the current views of the IRS with respect to contingent payment instruments. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates should be limited to their principal amount (subject to the discussion below under "--Accrued Interest Certificates"), so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under "--Taxation of Owners of REMIC Regular Certificates--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is

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possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate.

      Under the REMIC Regulations, if the issue price of a REMIC Regular Certificate (other than a REMIC Regular Certificate based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Taxation of Owners of REMIC Regular Certificates--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such Certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

      Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions," as determined below, of the OID that accrues on a REMIC Regular Certificate for each day a Certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period ("an accrual period") that ends on the day in the calendar year corresponding to a Distribution Date (or if Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by:

       (i)   adding

           (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment Assumption, and

           (b) any payments included in the stated redemption price at maturity received during such accrual period, and

      (ii) subtracting from that total the adjusted issue price of the REMIC Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

      A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate. In computing the daily portions of OID for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such
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

day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

      (a) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular Certificateholder (who purchased the REMIC Regular Certificate at its issue price), less

      (b) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

      Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may provide for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally,

      (i)    such interest is unconditionally payable at least annually,

      (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments, and

      (iii) interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such REMIC Regular Certificate.

      The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount and Premium" by assuming generally that the index used for the variable rate will remain fixed throughout the term of the Certificate. Appropriate adjustments are made for the actual variable rate.

      Although unclear at present, the Depositor intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on Mortgage Loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC Regular Certificates will be deemed to be the index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. Such treatment may effect the timing of income accruals on such REMIC Regular Certificates.

      Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election and thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular Certificates--Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

      Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of

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

      (i) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased such REMIC Regular Certificate from an original holder) over

      (ii)   the price for such REMIC Regular Certificate paid by the purchaser.

      A Certificateholder that purchases a REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Code Section 1276 such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies.

      Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of such REMIC Regular Certificate's stated redemption price at maturity multiplied by such REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC Regular Certificate, and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

      The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

      The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of:

      (i)    the total remaining market discount and

      (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of:

      (a)   the total remaining market discount and

      (b) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments (such as the REMIC Regular Certificates) that provide for payments that may be accelerated by reason

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

of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

      A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

      Premium. A purchaser of a REMIC Regular Certificate that purchases the REMIC Regular Certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize such premium under a constant yield method. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have OID) will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against such interest payment. On December 30, 1997, the IRS issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6). Absent further guidance from the IRS the Trust intends to account for amortizable bond premium in the manner described above. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

      Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more ARM Loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such Certificates prior to the time distributions of cash with respect to such Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such Certificates will constitute qualified stated interest or whether all or a portion of the interest payable on such Certificates must be included in the stated redemption price at maturity of the Certificates and accounted for as OID (which could accelerate such inclusion). Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such Certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

      Effects of Defaults and Delinquencies. Certain series of Certificates may contain one or more classes of Subordinated Certificates, and in the event there are defaults or delinquencies on the Mortgage Loans, amounts that would otherwise be distributed on the Subordinated Certificates may instead be distributed on the Senior Certificates. Subordinated Certificateholders nevertheless will be required to report income with respect to such Certificates under an accrual method without giving effect to delays and reductions in distributions on such Subordinated Certificates attributable to defaults and delinquencies on the Mortgage Loans, except to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a Subordinated Certificateholder in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinated Certificate is reduced as a result of
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

defaults and delinquencies on the Mortgage Loans. Timing and characterization of such losses is discussed in "--Taxation of Owners of REMIC Regular Certificates--Treatment of Realized Losses" below.

      Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate. Such adjusted basis generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--Market Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221. Such gain or loss generally will be long-term capital gain or loss if the Note were held for more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations. Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

      Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d) determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount actually includible in such holder's income.

      The Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC Regular Certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

      The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

      Accrued Interest Certificates. Certain of the REMIC Regular Certificates ("Payment Lag Certificates") may provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each such Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first Distribution Date may or may not exceed such interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first Distribution Date does not exceed such interval could pay upon purchase of the REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to interest that has accrued prior to the issue date ("pre-issuance accrued interest") and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date (and the first payment date is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificates' issue price may be computed by subtracting from the issue price the amount of pre-issuance

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

accrued interest, rather than as an amount payable on the REMIC Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag Certificate, the Trust Fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the Certificateholder has held such Payment Lag Certificate during the first accrual period.

      Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

      Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificateholders that are "pass-through interest holders." Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See "Taxation of Owners of REMIC Residual Certificates--Pass-Through Non-Interest Expenses of the REMIC" below.

      Treatment of Realized Losses. Although not entirely clear, it appears that holders of REMIC Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such Certificates becoming wholly or partially worthless, and that, in general, holders of Certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such Certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of Certificates may be allowed a bad debt deduction at such time that the principal balance of any such Certificate is reduced to reflect realized losses resulting from any liquidated Mortgage Loans. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all Mortgage Loans remaining in the related Trust Fund have been liquidated or the Certificates of the related series have been otherwise retired. Potential investors and holders of the Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Certificates.

      Non-U.S. Persons. Generally, payments of interest (including any payment with respect to accrued OID) on the REMIC Regular Certificates to a REMIC Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if (i) such REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the Issuer; (ii) such REMIC Regular Certificateholder is not a controlled foreign corporation (within the meaning of Code Section 957) related to the Issuer; and (iii) such REMIC Regular Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the REMIC Regular Certificateholder under penalties of perjury, certifying that such REMIC Regular Certificateholder is a foreign person and providing the name and address of such REMIC Regular Certificateholder). If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to such holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

      Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual and will not be subject to United States estate taxes; provided that the REMIC Regular Certificate is not held in connection with the conduct of a United States trade or business. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

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

      REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates, and holders of REMIC Residual Certificates (the "REMIC Residual Certificateholder") and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

      Information Reporting and Backup Withholding. The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient on account of backup withholding would be allowed as a credit against such recipient's federal income tax liability.

      New Withholding Regulations. On January 1, 2001 the New Regulations became effective (subject to certain transition rules) which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

      2.     Taxation of Owners of REMIC Residual Certificates

      Allocation of the Income of the REMIC to the REMIC Residual
Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions Tax and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any REMIC Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC Residual Certificates that such holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Certificates or as debt instruments issued by the REMIC.

      A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (that is, a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (that is, "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying Mortgage Loans and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a REMIC Residual Certificate and the impact of such tax treatment on the after-tax yield of a REMIC Residual Certificate.

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      A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that such REMIC Residual Certificateholder owns such REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC Residual Certificateholder, as described above. The Legislative History indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a REMIC Residual Certificate that purchased such REMIC Residual Certificate at a price greater than (or less than) the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual Certificates" below. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

      Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of (i) the income from the Mortgage Loans and the REMIC's other assets and (ii) the deductions allowed to the REMIC for interest and OID on the REMIC Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the REMIC," other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

      (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply,

      (ii)    all bad loans will be deductible as business bad debts, and

      (iii)   organizational expenses are not deductible.

      The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual Certificateholders resulting from defaults and delinquencies on Mortgage Loans may differ from the time of the actual loss on the Mortgage Loan. The REMIC's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC and realized losses on the Mortgage Loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no Certificates of any class of the related series outstanding.

      For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates (or, if a class of Certificates is not sold initially, its fair market value). Such aggregate basis will be allocated among the Mortgage Loans and other assets of the REMIC in proportion to their respective fair market value. A Mortgage Loan will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less than or greater than its principal balance, respectively. Any such discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The REMIC expects to elect under Code Section 171 to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies would be amortized under a constant yield method. It is not clear whether the yield of a Mortgage Loan would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

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      The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

      A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of the REMIC to the REMIC Residual Certificates" above.

      Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. Such net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in such REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by such REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

      Mark to Market Rules. A Residual Certificate acquired after January 3, 1995 cannot be marked to market.

      Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC Residual Certificates. In the case of a "single class REMIC," however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. The expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates.

      In the case of individuals (or trusts, estates or other persons that compute their income in the same manner as individuals) who own an interest in a REMIC Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g. a partnership, an S corporation or a grantor trust), such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. This reduction is currently scheduled to be phased-out over a five-year period beginning in 2006. The amount of additional taxable income recognized by REMIC Residual Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized

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deductions in determining such holders' alternative minimum taxable income. The
REMIC is required to report to each pass-through interest holder and to the

      IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. REMIC Residual Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Residual Certificates.

      Excess Inclusions. A portion of the income on a REMIC Residual Certificate (referred to in the Code as an "excess inclusion") for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder; (ii) will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is subject to tax only on its unrelated business taxable income (see "--Tax-Exempt Investors" below); and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor. See "--Non-U.S. Persons" below. An exception to the excess inclusion rules that applied to thrifts holding certain residuals was repealed by the Small Business Tax Act of 1996.

      Except as discussed in the following paragraph, with respect to any REMIC Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (i) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the REMIC Residual Certificateholder holds such REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" (as defined below) of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued. For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of such quarter. The "federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

      In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Regulated investment companies, common trust funds and certain Cooperatives are subject to similar rules.

      Fees Paid to Transferee of a REMIC Residual Certificate. The federal income tax consequences of any consideration paid to a transferee on a transfer of a REMIC Residual Certificate are unclear. Recently issued regulations require a transferee of a noneconomic residual interest to recognize any fee received to induce such transferee to become a holder of such interest over a period reasonably related to the period during which the applicable REMIC is expected to generate taxable income or net loss in a manner that reasonably reflects the after-tax costs and benefits (without regard to such fee) of holding such interest. The regulations provide two safe harbor methods that would satisfy this requirement. Under one method, the fee is recognized in accordance with the method of accounting, and over the same period, that the taxpayer uses for financial reporting purposes, provided that the fee is included in income for financial reporting purposes over a period that is not shorter than the period during which the applicable

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REMIC is expected to generate taxable income. Under a second method, the fee is recognized ratably over the anticipated weighted average life of the applicable REMIC (as determined under applicable Treasury regulations) remaining as of the date of acquisition of the noneconomic residual interest. The IRS may provide additional safe harbor methods in future guidance. Once a taxpayer adopts a particular method of accounting for such fees, the taxpayer generally may not change to a different method without consent of the IRS. Under the regulations, if any portion of such a fee has not been recognized in full by the time the holder of a noneconomic residual interest disposes of such interest, then the holder must include the unrecognized portion in income at that time. The regulations also provide that such a fee shall be treated as income from sources within the United States. Any transferee receiving consideration with respect to a REMIC Residual Certificate should consult its tax advisors.

      Payments. Any distribution made on a REMIC Residual Certificate to a REMIC Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate.

      Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate (except that the recognition of loss may be limited under the "wash sale" rules described below). A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate and by the distributions received thereon by such REMIC Residual Certificateholder. In general, any such gain or loss will be capital gain or loss provided the REMIC Residual Certificate is held as a capital asset. However, REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code
Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

      Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in Code
Section 7701(i)) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

      3.     Prohibited Transactions Tax and Other Taxes

      The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund for any series of Certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

      In addition, certain contributions to a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC made after the day on which such Trust Fund issues all of its interests could result in the imposition of a tax on the Trust Fund equal to 100% of the value of the contributed

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property (the "Contributions Tax"). No Trust Fund for any series of Certificates will accept contributions that would subject it to such tax.

      In addition, a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

      Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of Certificates arises out of or results from (i) a breach of the related Master Servicer's, Trustee's or Asset Seller's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such Master Servicer, Trustee or Asset Seller, as the case may be, out of its own funds or (ii) the Asset Seller's obligation to repurchase a Mortgage Loan, such tax will be borne by the Asset Seller. In the event that such Master Servicer, Trustee or Asset Seller, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be payable out of the Trust Fund for such series and will result in a reduction in amounts available to be distributed to the Certificateholders of such series.

      4.     Liquidation and Termination

      If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of Regular and REMIC Residual Certificates within the 90-day period.

      The REMIC will terminate shortly following the retirement of the REMIC Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

      5.     Administrative Matters

      Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC Residual Certificateholders will be treated as the partners. Certain information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual Certificate on any day in the previous calendar quarter.

      Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

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      6.     Tax-Exempt Investors

      Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual Certificate that is considered an excess inclusion. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above.

      7.     Residual Certificate Payments--Non-U.S. Persons

      Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to holders of REMIC Residual Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates--Non U.S. Persons" above, but only to the extent that the underlying mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties or the "portfolio interest" exemption. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the REMIC Residual Certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (for example, where the REMIC Residual Certificates do not have significant value). See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual Certificates, see "--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" below.

      REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

TAX-RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

      Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations" (as defined below). Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (i) an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middleman) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means (A) the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental agency), (B) any organization (other than certain farmers' Cooperatives) generally

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exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income" and (C) a rural electric or telephone Cooperative.

      A tax is imposed on a "pass-through entity" (as defined below) holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means (i) a regulated investment company, real estate investment trust or common trust fund, (ii) a partnership, trust or estate and (iii) certain Cooperatives. Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31, 1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of such entities beginning after December 31, 1988. Under the Taxpayer Relief Act of 1997, large partnerships (generally with 250 or more partners) will be taxable on excess inclusion income as if all partners were disqualified organizations.

      In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, unless the Master Servicer receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual Certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

      Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual Certificate unless no significant purpose of the transfer is to impede the assessment or collection of tax. If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC. A Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate (including a REMIC Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents, (i) the present value of the expected future distributions on the REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC.

      The Treasury Department recently adopted final regulations setting forth the requirements of a safe harbor under which a transfer of a noneconomic REMIC Residual Certificate is presumed to be a valid transfer that will be respected for federal income tax purposes. To be respected under the safe harbor:

      - the transferor must perform a reasonable investigation of the financial status of the transferee and determine that the transferee has historically paid its debts when they become due and find no significant

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evidence to indicate that the transferee will not continue to pay its debts as they come due (the "reasonable investigation requirement");

      - the transferor must obtain a representation from the transferee to the effect that the transferee understands that as the holder of the REMIC Residual Certificate the transferee may incur tax liabilities in excess of the cash flow from the REMIC Residual Certificate and that the transferee intends to pay taxes associated with holding the Residual Certificate as they become due;

      - the transferee must represent that it will not cause income from the REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer (together with the representation described in the preceding bullet point, the "transferee representation requirement"); and

      the transfer must satisfy either the "asset test" or the "formula test".

      A transfer satisfies the "asset test" if the following three conditions are satisfied:

      for financial reporting purposes, the transferee's gross assets exceed $100 million and its net assets exceed $10 million at the time of the transfer and at the close of both of the transferee's two preceding fiscal years, excluding certain related party obligations and certain assets held with a principal purpose of satisfying this requirement;

      the transferee is a domestic C corporation (other than a tax-exempt corporation, regulated investment company, real estate investment trust, REMIC or Cooperative) that will not hold the REMIC Residual Certificate through a foreign permanent establishment (an "Eligible C Corporation") and agrees in writing that any subsequent transfer of the REMIC Residual Certificate will be to an Eligible C Corporation and will satisfy the asset test and the other requirements for the subsequent transfer to satisfy the safe harbor; and

      a reasonable person would not conclude, based on the facts and circumstances known to the transferor (including any payment made to the transferee), that the taxes associated with the REMIC Residual Certificate will not be paid.

      A transfer satisfies the "formula test" if the transfer is not a direct or indirect transfer of the REMIC Residual Certificate to a foreign permanent establishment or fixed based (within the meaning of an applicable income tax treaty) of a domestic transferee, and if the present value of the anticipated tax liabilities associated with holding the noneconomic REMIC Residual Certificate does not exceed the sum of:

      the present value of any consideration given to the transferee to acquire the interest;

      the present value of the expected future distributions on the interest;
and

      the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

      For purposes of the computations under the formula test, the transferee generally is assumed to pay tax at the highest rate of tax specified in Code
Section 11(b)(1). However, if the transferee has been subject to the alternative minimum tax under Code Section 55 in the preceding two years and will compute its taxable income in the current year using the alternative minimum tax rate, then the tax rate specified in Code Section 55(b)(1)(B) may be used in lieu of the highest rate specified in Code Section 11(b)(1). Further, present values generally are computed using a discount rate equal to the federal short-term rate prescribed by Code Section 1274(d) for the month of the transfer and the compounding period used by the transferee. In some situations, satisfaction of the formula test would require the transferor of a noneconomic REMIC Residual Certificate to pay more consideration to the transferee than would otherwise be the case.

      All transfers of REMIC Residual Certificates will be subject to certain restrictions that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will include

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requirements that (i) the transferor represent to the Master Servicer or the
Trustee that it has conducted an investigation of the transferee and made the findings needed to satisfy the reasonable investigation requirement, (ii) the proposed transferee provides to the Master Servicer or the Trustee the representations needed to satisfy the transferee representation requirement and
(iii) the proposed transferee agrees that it will not transfer the REMIC Residual Certificate to any person unless that person agrees to comply with the same restrictions on future transfers. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the foregoing rules, which would result in the retention of tax liability by such purchaser.

      Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless such transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expect that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers of REMIC Residual Certificates that have tax avoidance potential to foreign persons are effective for all transfers after June 30, 1992. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless such person provides the Trustee with a duly completed IRS Form W-8ECI.

      Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

TAX CHARACTERIZATION OF A TRUST FUND AS A PARTNERSHIP

      Dechert LLP, special counsel to the Depositor, will deliver its opinion that a Trust Fund for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that (1) the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or (2) the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

      If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

      1.     Tax Consequences to Holders of the Notes

      Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Special counsel to the Depositor will, except as otherwise provided in the related Prospectus Supplement, advise

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the Depositor that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

      OID, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the related Prospectus Supplement.

      Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

      A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Code
Section 1281) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Code Section 1281 to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

      Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note.

      The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

      Such gain or loss generally will be long-term capital gain or loss if the Note were held for more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations. Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

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

      Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Depositor (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Asset Seller is a "related person" within the meaning of the Code and (ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8BEN or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8BEN or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

      Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

      Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold a portion of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. The backup withholding rate is currently 28%. This rate is scheduled to adjust for tax years after 2010.

      Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the Depositor, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

      2.     Tax Consequences to Holders of the Certificates

      Treatment of the Trust Fund as a Partnership. The Depositor will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

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

      A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

      Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the related Prospectus Supplement.

      Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Mortgage Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Mortgage Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Mortgage Loans.

      The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Mortgage Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premiums payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Mortgage Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Company. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

      All of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

      An individual taxpayer's share of expenses of the Trust Fund (including fees to the Master Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

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

      The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Mortgage Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

      Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust Fund for the Mortgage Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Mortgage Loan by Mortgage Loan basis.)

      If the Trust Fund acquires the Mortgage Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Mortgage Loans or to offset any such premium against interest income on the Mortgage Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

      Section 708 Termination. Under Code Section 708, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Pursuant to formal Treasury regulations issued May 8, 1997 under Code Section 708, if such a termination occurs, the Trust Fund (the "old partnership") would be deemed to contribute its assets to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

      Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

      Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Mortgage Loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

      If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

      Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

      The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's
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

method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

      Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Code Section 754. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

      Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

      Under Code Section 6031, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

      The Company will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

      Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. Persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Code Section 1446, as if such income were effectively connected to a U.S. trade or business, at a rate equal to the highest rate of tax specified in Code Section 11(b)(i) in the case of foreign holders that are taxable as corporations and equal to the highest rate of tax specified in Code Section 1 in the case of all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8BEN, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

      Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8BEN in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be enticed to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

      Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to backup withholding tax if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

      New Withholding Regulations. On January 1, 2001 the New Regulations became effective (subject to certain transition rules) which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

TAX TREATMENT OF CERTIFICATES AS DEBT FOR TAX PURPOSES

      1.     Characterization of the Certificates as Indebtedness

      If the related Prospectus Supplement indicates that the Certificates will be treated as indebtedness for federal income tax purposes, then based on the application of existing law to the facts as set forth in the Trust Agreement and other relevant documents and assuming compliance with the terms of the Trust Agreement as in effect on the date of issuance of the Certificates, Dechert LLP, special tax counsel to the Depositor ("Tax Counsel"), will deliver its opinion that the Certificates will be treated as debt instruments for federal income tax purposes as of such date.

      The Depositor and the Certificateholders will express in the related Trust Agreement their intent that, for applicable tax purposes, the Certificates will be indebtedness secured by the related Assets. The Depositor and the Certificateholders, by accepting the Certificates, and each Certificate Owner by its acquisition of a beneficial interest in a Certificate, have agreed to treat the Certificates as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the Depositor may treat this transaction as a sale of an interest in the related Assets for financial accounting and certain regulatory purposes.

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

      In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the IRS and the courts have set forth several factors to be take into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel will analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Mortgage Loans will be retained by the Depositor and not transferred to the Certificate Owners.

      In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel will advise that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the Certificates as debt or otherwise makes the rationale of those cases inapplicable to this situation.

      2.     Taxation of Interest Income of Certificate Owners

      Assuming that the Certificate Owners are holders of debt obligations for U.S. federal tax purposes, the Certificates generally will be taxable in the following manner. While it is not anticipated that the Certificates will be issued at a greater than de minimis discount, under the OID Regulations it is possible that the Certificates could nevertheless be deemed to have been issued with OID if the interest were not treated as "unconditionally payable" under the OID Regulations. If such regulations were to apply, all of the taxable income to be recognized with respect to the Certificates would be includible in income of Certificate owners as OID, but would not be includible again when the interest is actually received.

      3. Possible Classification of the Trust Fund as a Partnership or Association Taxable as a Corporation

      Based on application of existing laws to the facts as set forth in the Trust Agreement and other relevant documents and assuming compliance with the terms of the Trust Agreement, Tax Counsel will deliver its opinion that the transaction will not be treated as a partnership or an association taxable as a corporation. The opinion of Tax Counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this Prospectus Supplement with respect to the Certificates constitutes a sale of the Mortgage Loans (or an interest therein) to the Certificate Owners and that the proper classification of the legal relationship between the Depositor and the Certificate Owners resulting form this transaction is that of a partnership (including a publicly traded partnership treated as a corporation), or an association taxable as a corporation. Since Tax Counsel will advise that the Certificates will be treated as indebtedness in the hands of the Certificateholders for U.S. federal income tax purposes and that the entity constituted by the Trust will not be a publicly traded partnership treated as a corporation or an association taxable as a corporation, the Depositor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as such requirements would apply if the Certificates were treated as indebtedness.

      If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the Trust Fund would be subject to U.S. federal income tax at corporate income tax rates on the income it derives form the Mortgage Loans, which would reduce the amounts available for distribution to the Certificate Owners. Cash distributions to the Certificate Owners generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits.

      If the transaction were treated as creating a partnership between the Certificate Owners and the Transferor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the Depositor and each

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Certificate Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Certificate Owner could differ if the Certificates were held to constitute partnership interests rather than indebtedness.

      4.     Possible Classification as a Taxable Mortgage Pool

      In relevant part, Code Section 7701(i) provides that any entity (or portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity (or portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the entity's debt obligations (or an underlying arrangement), payments on such debt obligations bear a relationship to the debt instruments held by the entity.

      In the case of a Trust Fund containing Mortgage Loans, assuming that all of the provisions of the Trust Agreement, as in effect on the date of issuance, will be complied with, Tax Counsel will deliver its opinion that the arrangement created by the Agreement will not be a taxable mortgage pool under Code Section 7701(i) because only one class of indebtedness secured by the Mortgage Loans will be issued.

      The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the Trust Agreement is a taxable mortgage pool, such arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the Mortgage Loans. Such a tax might reduce amounts available for distributions to Certificate Owners. The amount of such a tax would depend upon whether distributions to Certificate Owners would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

      5.     Foreign Investors

      In general, subject to certain exception, interest (including OID) paid on a Certificate to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that such interest is not effectively connected with a trade or business of the recipient in the United sates and the Certificate Owner provides the required foreign person information certification.

      If the interest of the Certificate Owners were deemed to be partnership interest, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, such foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. income tax liability.

      If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

      6.     Backup Withholding

      Certain Certificate Owners may be subject to backup withholding with respect to interest paid on the Certificates if the Certificate Owners, upon issuance of the Certificates, fail to supply the Trustee or the Certificate Owners' brokers with their respective taxpayer identification numbers, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee of the Certificate Owners' brokers with certified statements, under penalty of perjury, that they are not subject to backup withholding. The backup withholding rate is currently 28%. This rate is scheduled to adjust for tax years after 2010.
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      The Trustee will be required to report annually to the IRS, and to each
Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Certificates (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Certificateholder" of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on the Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not to subject to backup withholding. Should a non-exempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to backup withhold from interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

      7.     New Withholding Regulations

      On January 1, 2001, the New Regulations became effective (subject to certain transition rules) which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

                 TAXATION OF CLASSES OF RECOMBINABLE SECURITIES

GENERAL

      The arrangement pursuant to which the recombinable securities of a series are created, sold and administered (an "RS Pool") will be classified as a grantor trust under subpart E, part I of subchapter J of the Code. The interests in the classes of securities that have been exchanged for recombinable securities will be the assets of the RS Pool and the classes of recombinable securities represent beneficial ownership of these interests in the classes of securities.

TAX STATUS

      The classes of recombinable securities should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(B) and assets described in Code Section 7701(a)(19)(C), and original issue discount and interest accruing on classes of recombinable securities should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B) in each case to the extent the securities or income on the securities would be qualifying if held directly (although the matter is not entirely clear for Strips, defined below). The classes of recombinable securities will be "qualified mortgages" under Code
Section 860G(a)(3) for a REMIC.

TAX ACCOUNTING FOR RECOMBINABLE SECURITIES

      A class of recombinable securities represents beneficial ownership of an interest in one or more classes of securities on deposit in a recombinable security trust fund, as specified in the related prospectus supplement. If it represents an interest in more than one class of securities, a purchaser must allocate its basis in the class of recombinable securities among the interests in the classes of securities in accordance with their relative fair market values as of the time of acquisition. Similarly, on the sale of such recombinable securities, the holder must allocate the amount received on the sale among the interests in the classes of securities in accordance with their relative fair market values as of the time of sale.

      The holder of a recombinable security must account separately for each interest in a class of securities (there may be only one such interest). Where the interest represents a pro rata portion of a class of securities that are REMIC regular securities, the holder of the recombinable securities should account
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

for such interest as described under "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" above. Where the interest represents beneficial ownership of a disproportionate part of the principal and interest payments on a class of securities (a "Strip"), the holder is treated as owning, pursuant to Code Section 1286, "stripped bonds" to the extent of its share of principal payments and "stripped coupons" to the extent of its share of interest payments on such class of securities. We intend to treat each Strip as a single debt instrument for purposes of information reporting. The Internal Revenue Service, however, could take a different position. For example, the Internal Revenue Service could contend that a Strip should be treated as a pro rata part of the class of securities to the extent that the Strip represents a pro rata portion thereof, and "stripped bonds" or "stripped coupons" with respect to the remainder. An investor should consult its tax advisor regarding this matter.

      A holder of a recombinable security should calculate original issue discount with respect to each Strip and include it in ordinary income as it accrues, which may be before the receipt of cash attributable to such income, in accordance with a constant interest method that takes into account the compounding of interest. The holder should determine its yield to maturity based on its purchase price allocated to the Strip and on a schedule of payments projected using a prepayment assumption, and then make periodic adjustments to take into account actual prepayment experience. With respect to a particular holder, Treasury regulations do not address whether the prepayment assumption used to calculate original issue discount would be determined at the time of purchase of the Strip or would be the original prepayment assumption with respect to the related class of securities. Further, if the related class of securities is subject to redemption as described in the related prospectus supplement, Treasury regulations do not address the extent to which such prepayment assumption should take into account the possibility of the retirement of the Strip concurrently with the redemption of such class of securities. An investor should consult its tax advisor regarding these matters. For purposes of information reporting relating to original issue discount, the original yield to maturity of the Strip, determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

      If original issue discount accruing with respect to a Strip, computed as described above, is negative for any period, the holder may be entitled to offset such amount only against future positive original issue discount accruing from such Strip, and income is reported in all cases in this manner. Although not entirely free from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which the holder is entitled with respect to such Strip, assuming no further prepayments of the Mortgages (or, perhaps, assuming prepayments at a rate equal to the prepayment assumption). Although the issue is not free from doubt, all or a portion of such loss may be treated as a capital loss if the Strip is a capital asset in the hands of the holder.

      A holder realizes gain or loss on the sale of a Strip in an amount equal to the difference between the amount realized and its adjusted basis in such Strip. The holder's adjusted basis generally is equal to the holder's allocated cost of the Strip, increased by income previously included, and reduced (but not below zero) by distributions previously received. Except as described below, any gain or loss on such sale generally is capital gain or loss if the holder has held its interest as a capital asset and is long-term if the interest has been held for the long-term capital gain holding period (more than one year). Such gain or loss will be ordinary income or loss (1) for a bank or thrift institution or (2) if the securities are REMIC regular securities to the extent income recognized by the holder is less than the income that would have been recognized if the yield on such interest were 110% of the applicable federal rate under Code Section 1274(d).

      If a holder exchanges a single class of recombinable securities (an "Exchanged Class") for several classes of recombinable securities (each, a "Received Class") and then sells one of the Received Classes, the sale may be subject the investor to the coupon stripping rules of Code Section 1286. The holder must allocate its basis in the Exchanged Class between the part of such class underlying the Received Class that was sold and the part of the Exchanged Class underlying the Received Classes that was retained, in proportion to their relative fair market values as of the date of such sale. The holder is treated as purchasing the interest retained for the amount of basis allocated to such interest. The holder must calculate original issue discount with respect to the retained interest as described above.
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      Although the matter is not free from doubt, a holder that acquires in one transaction a Combination of classes of recombinable securities that may be exchanged for a single class of recombinable securities that is identical to a class of securities that is on deposit in the related recombinable security trust fund should be treated as owning the relevant class of securities.

EXCHANGES OF RECOMBINABLE SECURITIES

      An exchange of an interest in one or more classes of recombinable securities for an interest in one or more other related classes of recombinable securities that are part of the same combination, or vice versa, will not be a taxable exchange. After the exchange, the holder is treated as continuing to own the interests in the class or classes of recombinable securities that it owned immediately before the exchange.

TAX TREATMENT OF FOREIGN INVESTORS

      A foreign holder of a class of recombinable securities is subject to taxation in the same manner as foreign holders of REMIC regular securities. Such manner of taxation is discussed under the heading "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates."

BACKUP WITHHOLDING

      A holder of a class of recombinable securities is subject to backup withholding rules similar to those applicable to REMIC regular securities. Such manner of taxation is discussed under the heading "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates."

REPORTING AND ADMINISTRATIVE MATTERS

      Reports will be made to the Internal Revenue Service and to holders of record of the classes of recombinable securities that are not excepted from the reporting requirements.

      DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                            STATE TAX CONSIDERATIONS

      In addition to the federal income tax consequences described in "Material Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Offered Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Offered Securities.

                              ERISA CONSIDERATIONS

GENERAL

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on employee benefit plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which those plans, accounts or arrangements are invested (collectively, "Plans"), and on persons who are parties in interest or disqualified persons ("Parties In

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Interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Code
Section 410(d)), are not subject to the restrictions of ERISA and Code Section 4975, and assets of such plans may be invested in the Securities without regard to the considerations described below, subject to other applicable federal, state and local law ("Similar Law"). However, any such governmental or church plan which is qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a) is subject to the prohibited transaction rules set forth in Code Section 503.

      Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

General

      ERISA prohibits Parties in Interest with respect to a Plan from engaging in certain transactions involving a Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Code Section 4975 imposes certain excise taxes and other sanctions (or, in some cases, a civil penalty may be assessed pursuant to Section 502 of ERISA) on Parties in Interest which engage in non-exempt prohibited transactions.

Plan Asset Regulations

      The United States Department of Labor ("Labor") has issued regulations (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan (the "Plan Asset Regulations"). The Plan Asset Regulations provide that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan acquires an "equity interest" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

      Under the terms of the Plan Asset Regulations, the Trust Fund may be deemed to hold plan assets by reason of a Plan's investment in a Security; such plan assets would include an undivided interest in the Mortgage Assets and any other assets held by the Trust Fund. In such an event, the Asset Seller, the Master Servicer, the Trustee, any insurer of the Loans and other persons, in providing services with respect to the assets of the Trust Fund, may be Parties in Interest, subject to the prohibited transaction provisions of Section 406 of ERISA, Code Section 4975 or Similar Law, with respect to transactions involving such assets unless such transactions are subject to a statutory, regulatory or administrative exemption.

      The Plan Asset Regulations contain a de minimis safe-harbor rule that exempts an entity from being deemed to hold plan assets if the aggregate equity investment in such entity by Plans is not significant. For this purpose, equity investment in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own at least 25% of the value of any class of equity interest. "Benefit plan investors" are defined as Plans as well as employee benefit plans not subject to Title I of ERISA (e.g., governmental plans). The 25% limitation must be met with respect to each class of certificates, regardless of the portion of total equity value represented by such class, on an ongoing basis.

      An exception applies if the interest described is treated as indebtedness under applicable local law and has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be "equity interests" under the Plan Asset Regulations. If Notes of a particular series are deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such Notes, but not, by reason of such purchase, the underlying assets of the Trust Fund.

      Labor has issued final regulations under Section 401(c) of ERISA describing a safe harbor for insurers that issued certain nonguaranteed policies supported by their general accounts to Plans on or before December 31, 1998, and under which an insurer would not be considered an ERISA fiduciary with

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

respect to its general account by virtue of a Plan's investment in such a policy. In general, to meet the safe harbor, an insurer must (i) disclose certain specified information to investing Plan fiduciaries initially and on an annual basis, (ii) allow Plans to terminate or discontinue a policy on 90 days' notice to the insurer, and to elect, without penalty, either a lump-sum payment or annual installment payments over a ten-year period, with interest, and (iii) give Plans written notice of "insurer-initiated amendments" over 60 days before the amendments take effect.

AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

      Labor has granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated Prohibited Transaction Exemption ("PTE") 90-29, Exemption Application No. D-8012, 55 Fed. Reg. 21459 (1990), as amended (the "Exemption"), which exempts from the application of certain of the prohibited transaction rules transactions relating to: (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. With respect to a series of Notes, the related Prospectus Supplement will discuss whether the Exemption may be applicable to such Notes.

      Section II of the Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the Certificates or a transaction in connection with the servicing, operation and management of the Trust may be eligible for exemptive relief thereunder:

      - The acquisition of the Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      - The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust, unless the Certificates are backed by Trust Fund assets which are residential, home equity, multi-family or commercial loans which are described and defined in the Exemption as designated transactions ("Designated Transactions");

      - The Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three (or in the case of a Designated Transaction, four) highest generic rating categories from any of Fitch Inc., Moody's Investors Service, Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (each, a "Rating Agency");

      - The Trustee is not an affiliate of any member of the Restricted Group (consisting of the Underwriter, the Asset Seller, the Master Servicer, any insurer of the Mortgage Loans, any borrower whose obligations under one or more Assets constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any of their respective affiliates), other than the Underwriter;

      - The sum of all payments made to and retained by the Underwriter in connection with the distribution or placement of the Certificates represents not more than reasonable compensation for underwriting or placing such Certificates; the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the Assets to the Trust Fund represents not more than the fair market value of such Assets; the sum of all payments made to and retained by the Master Servicer represent not more than reasonable compensation for the Master Servicer's services under the Agreement and reimbursement of the Master Servicer's reasonable expenses in connection therewith; and

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

      - The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

      The Exemption was amended by PTE 97-34 to extend exemptive relief to Certificates issued in transactions using pre-funding accounts whereby a portion of the loans backing the Certificates are transferred to the Trust Fund within a specified period following the closing date (the "Pre-Funding Period") instead of requiring that all such loans be either identified or transferred on or before the closing date. The relief is available provided that the following conditions are met:

      - The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered must not exceed twenty-five percent (25%);

      - All loans transferred after the closing date (referred to as "additional loans") must meet the same terms and conditions for eligibility as the original loans used to create the Trust Fund, which terms and conditions have been approved by a Rating Agency;

      - The transfer of such additional loans to the Trust Fund during the Pre-Funding Period must not result in the Certificates receiving a lower credit rating from a Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the Certificates by the Trust Fund;

      - Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "Average Interest Rate") for all of the loans in the Trust Fund at the end of the Pre-Funding Period must not be more than 100 basis points lower than the Average Interest Rate for the loans which were transferred to the Trust Fund on the closing date;

      - Either (i) the characteristics of the additional loans must be monitored by an insurer or other credit support provider which is independent of the Asset Seller or (ii) an independent accountant retained by the Asset Seller must provide the Asset Seller with a letter (with copies provided to the Rating Agency, the Underwriter and the Trustee) stating whether or not the characteristics of the additional loans conform to the characteristics described in the offering documents or the agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the loans which were transferred as of the closing date;

      - The Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier, in certain circumstances, if the amount on deposit in the pre-funding account is reduced below the minimum level specified in the agreement or an event of default occurs under the agreement;

      - Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in investments which are permitted by a Rating Agency, and (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States) or (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by a Rating Agency; and

      -   Certain disclosure requirements must be met.

      PTE 2000-58 further amended the Exemption to provide that one subset of Designated Transactions, residential (one-to-four family) and home equity loans and manufactured housing loans, may be less than fully secured, provided that
(a) the rights and interests evidenced by Certificates issued in such Designated Transactions are not subordinated to the rights and interests evidenced by securities of the same Trust Fund, (b) such Certificates have received a rating from a Rating Agency at the time of such acquisition that is in one of the two highest generic rating categories, and (c) any loan included in the corpus or assets of the Trust Fund is secured by collateral whose fair market value on the closing date of the Designated Transaction is at least equal to 80% of the sum of (i) the outstanding principal balance due under the loan which is held by the Trust Fund and (ii) the outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the Trust Fund) which are secured by the same collateral.

      PTE 2000-58 also permits an interest-rate swap to be an asset of a Trust Fund which issues Certificates acquired by Plans in an initial offering or in the secondary market and clarifies the requirements regarding yield supplement agreements. An interest-rate swap or, if purchased by or on behalf of the Trust Fund, an interest-rate cap contract (collectively, a "Swap" or "Swap Agreement") is a permitted Trust Fund asset if it (a) is an "eligible Swap," (b) is with an "eligible counterparty," (c) is purchased by a "qualified plan investor," (d) meets certain additional specific conditions which depend on whether the Swap is a "ratings dependent Swap" or a "non-ratings dependent Swap" and (e) permits the Trust Fund to make termination payments to the Swap (other than currently scheduled payments) solely from excess spread or amounts otherwise payable to the Master Servicer or Asset Seller.

      An "eligible Swap" is one which (a) is denominated in U.S. dollars, (b) pursuant to which the Trust Fund pays or receives, on or immediately prior to the respective payment or distribution date for the class of Certificates to which the Swap relates, a fixed rate of interest or a floating rate of interest based on a publicly available index (e.g., LIBOR or the U.S. Federal Reserve's Cost of Funds Index), with the Trust Fund receiving such payments on at least a quarterly basis and obligated to make separate payments no more frequently than the counterparty, with all simultaneous payments being netted ("Allowable Interest Rate"), (c) has a notional amount that does not exceed either: (i) the principal balance of the class of Certificates to which the Swap relates; or
(ii) the portion of the principal balance of such class represented by obligations ("Allowable Notional Amount"), (d) is not leveraged (i.e., payments are based on the applicable notional amount, the day count fractions, the fixed or floating rates permitted above, and the difference between the products thereof, calculated on a one-to-one ratio and not on a multiplier of such difference) ("Leveraged"), (e) has a final termination date that is either the earlier of the date on which the Trust Fund terminates or the related class of Certificates are fully repaid and (f) does not incorporate any provision which could cause a unilateral alteration in the interest rate requirement described above or the prohibition against leveraging.

      An "eligible counterparty" means a bank or other financial institution which has a rating at the date of issuance of the Certificates, which is one of the three highest long-term credit rating categories or one of the two highest short-term credit rating categories, utilized by at least one of the Rating Agencies rating the Certificates; provided, that if a counterparty is relying on its short-term rating to establish eligibility hereunder, such counterparty must either have a long-term rating in one of the three highest long-term rating categories or not have a long-term rating from the applicable Rating Agency.

      A "qualified plan investor" is a Plan where the decision to buy such class of Certificates is made on behalf of the Plan by an independent fiduciary qualified to understand the Swap transaction and the effect the Swap would have on the rating of the Certificates, and such fiduciary either (i) is a "qualified professional asset manager" under Prohibited Transaction Class Exemption ("PTCE") 84-14, (ii) is an "in-house asset manager" under PTCE 96-23 or (iii) has total assets (both Plan and non-Plan) under management of at least $100 million at the time the Certificates are acquired by the Plan.

      In "rating dependent Swaps" (where the rating of a class of Certificates is dependent on the terms and conditions of the Swap), the Swap Agreement must provide that if the credit rating of the counterparty is withdrawn or reduced by any Rating Agency below a level specified by the Rating Agency, the Master Servicer must, within the period specified under the Swap Agreement: (a) obtain a replacement Swap Agreement with an eligible counterparty which is acceptable to the Rating Agency and the terms of which are substantially the same as the current Swap Agreement (at which time the earlier Swap Agreement must terminate); or (b) cause the Swap counterparty to establish any collateralization or other arrangement satisfactory to the Rating Agency such that the then current rating by the Rating Agency of the particular class of Certificates will not be withdrawn or reduced (and the terms of the Swap Agreement must specifically obligate the counterparty to perform these duties for any class of Certificates with a term of more than one year). In the event that the Master Servicer fails to meet these obligations,

Plan certificateholders must be notified in the immediately following periodic report which is provided to certificateholders but in no event later than the end of the second month beginning after the date of such failure. Sixty days after the receipt of such report, the relief provided under the Exemption will prospectively cease to be applicable to any class of Certificates held by a Plan which involves such a ratings dependent Swap.

      "Non-ratings dependent Swaps" (those where the rating of the Certificates does not depend on the terms and conditions of the Swap) are subject to the following conditions. If the credit rating of the counterparty is withdrawn or reduced below the lowest level permitted above, the Master Servicer will, within a specified period after such rating withdrawal or reduction: (a) obtain a replacement Swap Agreement with an eligible counterparty, the terms of which are substantially the same as the current Swap Agreement (at which time the earlier Swap Agreement must terminate); (b) cause the counterparty to post collateral with the Trust Fund in an amount equal to all payments owed by the counterparty if the Swap transaction were terminated; or (c) terminate the Swap Agreement in accordance with its terms.

      An "eligible yield supplement agreement" is any yield supplement agreement or similar arrangement (or if purchased by or on behalf of the Trust Fund, an interest rate cap contract) to supplement the interest rates otherwise payable on obligations held by the Trust Fund ("EYS Agreement"). If the EYS Agreement has a notional principal amount and/or is written on an International Swaps and Derivatives Association, Inc. form, the EYS Agreement may only be held as an asset of the Trust Fund with respect to Certificates purchased by Plans on or after April 7, 1998 if it meets the following conditions: (a) it is denominated in U.S. dollars; (b) it pays an Allowable Interest Rate; (c) it is not Leveraged; (d) it does not allow any of the three preceding requirements to be unilaterally altered without the consent of the Trustee; (e) it is entered into between the Trust Fund and an eligible counterparty and (f) it has an Allowable Notional Amount.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by ERISA and the Code in connection with the initial acquisition, transfer or holding, and the acquisition or disposition in the secondary market, of Certificates by a Plan. However, no exemption is provided from the restrictions of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who is a fiduciary with respect to the assets of such Excluded Plan. For these purposes, an Excluded Plan is a Plan sponsored by any member of the Restricted Group. Exemptive relief may also be provided for the acquisition, holding and disposition of Certificates by Plans if the fiduciary or its affiliate is the obligor with respect to 5% or less of the fair market value of the loans in the Trust Fund provided that (i) the Plan is not an Excluded Plan,
(ii) each Plan's investment in each class of Certificates does not exceed 25% of the outstanding Certificates in the class, (iii) after the Plan's acquisition of the Certificates, no more than 25% of the assets over which the fiduciary has investment authority are invested in Certificates of a Trust Fund containing assets which are sold or serviced by the same entity, and (iv) in the case of initial issuance (but not secondary market transactions), at least 50% of each class of Certificates and at least 50% of the aggregate interests in the Trust Fund are acquired by persons independent of the Restricted Group.

      In the event that Offered Certificates (other than REMIC residual Certificates) do not meet the requirements of the Exemption solely because they are subordinated Certificates or fail to meet a minimum rating requirement under the Exemption, insurance companies may be eligible to purchase Certificates pursuant to Section III of PTCE 95-60 which permits insurance company general accounts (as defined in PTCE 95-60) to purchase such Certificates if they otherwise meet all of the other requirements of the Exemption.

      Before purchasing a Certificate, a fiduciary of a Plan should itself confirm (a) that the Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied.

Prohibited Transaction Class Exemption 83-1

      Labor has issued an administrative exemption, PTCE 83-1, which under certain conditions exempts from the application of certain of the prohibited transaction rules of ERISA and the excise tax provisions of Code Section 4975 transactions involving a Plan in connection with the operation of a "mortgage pool" and the purchase, sale and holding of Certificates which are "mortgage pool pass-through certificates." A "mortgage pool" is defined as a fixed investment pool consisting solely of interest-bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash. A "mortgage pool pass-through certificate" is defined as a Certificate which represents a beneficial undivided interest in a mortgage pool which entitles the holder to pass through payments of principal and interest from the mortgage loans. PTCE 83-1 requires that: (i) the Asset Seller and the Trustee maintain a system of insurance or other protection for the mortgage loans, the property securing such mortgage loans and for indemnifying holders of Certificates against reductions in pass-through payments due to defaults in loan payments or property damage in an amount at least equal to the greater of (x) 1% of the aggregate principal balance of the mortgage loans or (y) 1% of the principal balance of the largest covered pooled mortgage loans; (ii) the Trustee may not be an affiliate of the Asset Seller; and (iii) the payments made to, and retained by, the Asset Seller in connection with the Trust Fund, together with all funds inuring to its benefit for administering the Trust Fund, represent no more than "adequate consideration" for selling the mortgage loans, plus reasonable compensation for services provided to the Trust Fund. In addition, PTCE 83-1 exempts the initial sale of Certificates to a Plan with respect to which the Asset Seller, the insurer, the Master Servicer or other servicer or the Trustee is a Party In Interest if the Plan does not pay more than fair market value for such Certificates and the rights and interests evidenced by such Certificates are not subordinated to the rights and interests evidenced by other Certificates of the same pool.

      PTCE 83-1 also exempts from the prohibited transaction rules any transactions in connection with the servicing and operation of the mortgage pool, provided that any payments made to the Master Servicer in connection with the servicing of the Trust Fund are made in accordance with a binding agreement, copies of which must be made available to prospective Plan investors. In the case of any Plan with respect to which the Asset Seller, the Master Servicer, the insurer or the Trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements: (i) the initial sale, exchange or transfer of Certificates is expressly approved by an independent fiduciary who has authority to manage and control those Plan assets being invested in Certificates; (ii) the Plan pays no more for the Certificates than would be paid in an arm's length transaction; (iii) no investment management, advisory or underwriting fee, sales transfer commission or similar compensation is paid to the Asset Seller with regard to the sale, exchange or transfer of Certificates to the Plan; (iv) the total value of the Certificates purchased by such Plan does not exceed 25% of the amount issued; and (v) at least 50% of the aggregate amount of Certificates is acquired by persons independent of the Asset Seller, the Trustee, the Master Servicer and the insurer. Before purchasing Certificates in reliance on PTCE 83-1, a fiduciary of a Plan should confirm that the Trust Fund is a "mortgage pool," that the Certificates constitute "mortgage pool pass-through certificates" and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in PTCE 83-1, the fiduciary should consider the availability of any other prohibited transaction exemptions. The fiduciary should also consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates on behalf of a Plan pursuant to PTCE 83-1.

Investor-Based Exemptions

      Even if Securities issued pursuant to an offering are not treated as equity investments for purposes of the Plan Asset Regulations, the acquisition or holding of such Securities by or on behalf of a Plan could still be considered to give rise to a prohibited transaction if the Issuers, the Depositor, the Indenture Trustee or any of their respective affiliates is or becomes a party in interest or disqualified person with respect to a Plan or related investment vehicle unless such transaction is subject to one or more statutory or administrative exemptions such as: PTCE 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager;" or PTCE 96-23, which exempts certain transactions effected on behalf of a Plan by certain "in-house" asset managers (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by such exemption may not necessarily cover all acts that might be construed as prohibited transactions.

      Nevertheless, a Plan generally should not purchase such Securities in reliance on any of the Investor-Based Exemptions if the Issuers, the Depositor, the Indenture Trustee or any of their respective affiliates: (a) has investment discretion with respect to the investment of assets of such Plan; (b) has authority or responsibility to give or regularly gives investment advise with respect to assets of such Plan for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of such Plan; or (c) is an employer maintaining or contributing to such Plan. A party that is described in the preceding sentence will generally be construed to be a fiduciary under ERISA with respect to the Plan and any such purchase might result in a non-exempt "prohibited transaction" under ERISA, the Code or Similar Law.

REVIEW BY PLAN FIDUCIARIES

      Any Plan fiduciary considering whether to purchase any Securities on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, and the Code and Similar Law to such investment. Among other things, before purchasing any Securities, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In particular, in connection with a contemplated purchase of Securities representing a beneficial ownership interest in a pool of single-family residential first mortgage loans, such Plan fiduciary should consider the availability of the Exemption or PTCE 83-1 for certain transactions involving mortgage pool investment trusts.

      Purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust & Savings Bank (decided December 13, 1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Securities. In particular, such an insurance company should consider the exemptive relief granted by Labor for transactions involving insurance company general accounts in Prohibited Transaction Exemption 95-60 and under Section 401(c) of ERISA.

                                LEGAL INVESTMENT

      Each class of Offered Securities will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. The related Prospectus Supplement will specify which classes of the Securities, if any, will constitute "mortgage related securities" ("SMMEA Securities") for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). SMMEA Securities will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia enacted legislation before the October 4, 1991 cutoff established by SMMEA for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Investors affected by such legislation will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

      SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

      Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of Offered Securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the Office of Thrift Supervision ("OTS"), the NCUA or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Offered Security. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 (the "Policy Statement") setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA (with certain modifications), with respect to the depository institutions that they regulate. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance that any classes of Offered Securities will not be treated as high-risk under the Policy Statement.

      The predecessor to the OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Securities. In accordance with Section 402 of the Financial Institutions Reform, Recovery and Enhancement Act of 1989, the foregoing bulletin will remain in effect unless and until modified, terminated, set aside or superseded by the FDIC. Similar policy statements have been issued by regulators having jurisdiction over the types of depository institutions.

      In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the "Model Law") which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

      If specified in the related Prospectus Supplement, other classes of Offered Securities offered pursuant to this Prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of this Offered Security under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Offered Securities, may be subject to significant interpretive uncertainties.

      The Depositor will make no representations as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Securities) may adversely affect the liquidity of the Offered Securities.

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

      There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Securities or to purchase Offered Securities representing more than a specified percentage of the investor's assets. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                              PLAN OF DISTRIBUTION

      The Offered Securities offered hereby and by the Supplements to this Prospectus will be offered in series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acting as underwriter with other underwriters, if any, named therein. Merrill Lynch is an affiliate of the Depositor. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of Offered Securities in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

      Alternatively, the Prospectus Supplement may specify that Offered Securities will be distributed by Merrill Lynch and/or any other person or persons named therein acting as agent or in some cases as principal with respect to Offered Securities that it has previously purchased or agreed to purchase. If Merrill Lynch or such persons act as agents in the sale of Offered Securities, they will receive a selling commission with respect to such Offered Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance or notional amount of such Offered Securities as of the Cut-off Date. The exact percentage for each series of Securities will be disclosed in the related Prospectus Supplement. To the extent that Merrill Lynch or such persons elect to purchase Offered Securities as principal, they may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Securities of such series.

      This Prospectus may be used, to the extent required, by Merrill Lynch or any other Underwriter in connection with offers and sales related to market making transactions.

      The Depositor will indemnify Merrill Lynch and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Merrill Lynch and any underwriters may be required to make in respect thereof.

      In the ordinary course of business, Merrill Lynch and its affiliates may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's or Asset Seller's Assets pending the sale of such Assets or interests therein, including the Securities.

      As to each series of Securities, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any non-investment-grade class may be initially retained by the Depositor or Asset Seller, and may be sold by the Depositor or Asset Seller at any time.

      Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Depositor or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                                 LEGAL MATTERS

      Certain legal matters in connection with the Securities, including certain federal income tax consequences, will be passed upon for the Depositor by Dechert LLP, New York, New York. Certain matters with respect to Delaware law will be passed upon for the Depositor by Richards, Layton & Finger, P.A., Wilmington, Delaware.

                             FINANCIAL INFORMATION

      A new Trust Fund will be formed with respect to each series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      This Prospectus incorporates by reference all documents and reports filed on behalf of the Depositor with respect to a Trust Fund pursuant to Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering the related Securities. Upon request by any person to whom this prospectus is delivered in connection with the offering of one or more Classes of Offered Securities, the Depositor will provide or cause to be provided without charge a copy of any of the documents and/or reports incorporated herein by reference, in each case to the extent the documents or reports relate to such Classes of Offered Securities, other than the exhibits to such documents (unless those exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to:
Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center-North Tower, 10th Floor, New York, New York 10281-1310, Attention:
Secretary,
telephone number (212) 449-0357. The Depositor has determined that its financial statements are not material to the offering of any Offered Securities.

      Investors may read and copy the documents and/or reports incorporated herein by reference at the Public Reference Room of the Securities and Exchange Commission at 100 F Street, NE, Washington, D.C. 20549. Investors may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding issuers, including each Trust Fund, that file electronically with the SEC.

                                    RATINGS

      It is a condition to the issuance of any class of Offered Securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

      Ratings on asset backed securities address the likelihood of receipt by securityholders of all distributions on the underlying assets. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying assets and the credit quality of the guarantor, if any. Ratings on asset backed securities do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

      Although we anticipate that the Rating Agencies will continue to monitor the rating on any Securities while they are outstanding, there can be no assurance that they will continue to do so.

                             INDEX OF DEFINED TERMS

1986 Act............................    72
Accretion Directed..................    18
Accrual Class.......................    21
Accrual Securities..................    17
Accrued Security Interest...........    23
Agreement...........................    31
Allowable Interest Rate.............   108
Allowable Notional Amount...........   108
Amortizable Bond Premium
  Regulations.......................    68
Applicable Amount...................    86
ARM Loans...........................     8
Assets..............................     7
Asset Seller........................     7
Attestation Report..................    44
Available Distribution Amount.......    22
Average Interest Rate...............   107
Book-Entry Securities...............    18
Buydown Mortgage Loans..............    15
Buydown Period......................    15
Cash Flow Agreement.................    12
Cede................................    28
CEDEL...............................    28
CEDEL Participants..................    28
Certificates........................    17
Closing Date........................    76
CMT.................................     8
Code................................    66
CODI................................     9
COFI................................     8
Collection Account..................    34
Companion Class.....................    20
Component...........................    18
Component Securities................    18
Cooperative Loans...................    54
Cooperatives........................     7
Contributions Tax...................    89
COSI................................     9
Covered Trust.......................    51
CPI.................................     9
CPR.................................    14
Credit Support......................    12
Deferred Interest...................    73
Definitive Securities...............    18
Depositaries........................    29
Depositor...........................     7
Designated Transactions.............   106
Determination Date..................    22
DTC.................................    27
Due Period..........................    22
Eligible C Corporation..............    92
ERISA...............................   104
EURIBOR.............................     8
Euroclear...........................    29
Euroclear Cooperative...............    29
Euroclear Operator..................    29
Euroclear Participants..............    29
Exemption...........................   106
Exchanged Class.....................   103
EYS Agreement.......................   109
FDIC................................    34
Fed Funds Rate......................     8
FHLB Index..........................     9
Fixed Rate Class....................    20
Floating Rate Class.................    20
GBP LIBOR...........................     8
Government Securities...............     7
Home Equity Loans...................    10
Home Improvement Contracts..........    10
Indenture...........................    17
Indenture Trustee...................    31
Indirect Participants...............    28
Insurance Proceeds..................    35
Interest-Only Class.................    20
Inverse Floating Rate Class.........    20
Investor Based Exemptions...........   111
L/C Bank............................    52
Labor...............................   105
Legislative History.................    72
Leveraged...........................   108
LIBOR...............................     8
LIBORSWAP...........................     8
Liquidation Proceeds................    35
Loan-to-Value Ratio.................     9
Lockout Class.......................    18
Manufactured Housing Contracts......    10
Master REMIC........................    75
Merrill Lynch.......................   113
Mezzanine Securities................    19
Model Law...........................   113
Mortgage Loan Group.................    17
Mortgage Loans......................     7
Mortgage Notes......................     8
Mortgage Rate.......................    11
Mortgages...........................     8
MTA.................................     8
NAS Class...........................    18
National Average Contract Mortgage
  Rate..............................     9
National Monthly Median COFI........     8
NCUA................................   112
New Regulations.....................    74
Nonrecoverable Advance..............    25
Notional Amount Class...............    18
OID.................................    66
OID Regulations.....................    68
Originator..........................     8
OTS.................................   112
PAC.................................    18
Participants........................    28
Parties In Interest.................   104
Pass-Through Rate...................    23
Payment Lag Certificates............    82
Permitted Investments...............    34
Plan Asset Regulations..............   105
Planned Amortization Class..........    18
Plans...............................   104
Policy Statement....................   112
Pooling and Servicing Agreement.....    30
Pre-Funded Amount...................    11
Pre-Funding Period..................   107
Prepayment Assumption...............    72
Primary Mortgage Insurance Policy...    40

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

Prime Rate..........................     8
Principal-Only Class................    21
Prohibited Transactions Tax.........    88
Purchase Price......................    33
PTCE................................   108
PTE.................................   106
Rating Agency.......................   106
Received Class......................   103
Record Date.........................    22
Refinance Loans.....................     9
Related Proceeds....................    25
Relief Act..........................    62
REMIC Certificates..................    75
REMIC Regular Certificateholders....    76
REMIC Regular Certificates..........    75
REMIC Regulations...................    66
REMIC Residual Certificateholder....    84
REMIC Residual Certificates.........    75
Retained Interest...................    43
RS Pool.............................   102
Scheduled Amortization Class........    19
Security............................    31
Security Balance....................    24
Security Owners.....................    28
Senior Securities...................    17
Senior Support Securities...........    19
Sequential Pay Class................    19
Servicing Agreement.................    31
Servicing Standard..................    38
Short-Term Note.....................    94
SIBOR...............................     8
Similar Law.........................   105
Single Family Mortgage Loan.........     7
Single Family Property..............     7
SMMEA...............................   111
SMMEA Securities....................   111
SPA.................................    14
Step-up Class.......................    21
Strip...............................   103
Strip Class.........................    19
Stripped ARM Obligations............    73
Stripped Bond Certificates..........    70
Stripped Coupon Certificates........    70
Stripped Interest Securities........    17
Stripped Principal Securities.......    17
Subordinate Securities..............    17
Subsequent Assets...................    11
Sub-Servicer........................    38
Sub-Servicing Agreement.............    38
Subsidiary REMIC....................    75
Super-Premium Certificates..........    77
Super Senior Securities.............    19
Support Class.......................    20
Swap................................   108
Swap Agreement......................   108
TAC.................................    20
T-Bill..............................     8
Targeted Amortization Class.........    20
Tax Counsel.........................    99
Terms and Conditions................    29
Title V.............................    61
Title VIII..........................    62
Trust Agreement.....................    31
U.S. Person.........................    66
UCC.................................    28
Value...............................     9
Variable Rate Class.................    20
Voting Rights.......................    46
Warranting Party....................    33

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